UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04015

Eaton Vance Mutual Funds Trust

(Exact Name of Registrant as Specified in Charter)

One Post Office Square, Boston, Massachusetts 02109

(Address of Principal Executive Offices)

Deidre E. Walsh

One Post Office Square, Boston, Massachusetts 02109

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

October 31, 2024

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance Global Sovereign Opportunities Fund

Class A EAIIX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Global Sovereign Opportunities Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$132	1.26%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and International Income Portfolio, the Portfolio in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the FTSE World Government Bond Index (the Index):

↑ An out-of-Index allocation to the Serbian dinar, which strengthened amid government reforms and a positive economic growth outlook for Serbia, contributed to returns relative to the Index during the period

↑ An overweight exposure to the euro helped Index-relative performance, as the euro rallied on expectations of aggressive monetary policy easing in the U.S.

↑ An out-of-Index allocation to the Icelandic krona, which strengthened alongside high interest rates in Iceland, contributed to Index-relative returns

↑ The use of derivatives — led by interest-rate swaps to manage interest-rate exposures — contributed to performance relative to the Index during the period

↓ A short position in the South African rand detracted from Index-relative returns, as the rand strengthened following the results of national elections

↓ An overweight exposure to the Japanese yen, which weakened to a multi-decade low versus the U.S. dollar, detracted from Index-relative performance

↓ An overweight exposure to Polish interest rates hurt Index-relative returns as Poland’s central bank held rates steady while many other central banks cut rates

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class A with Maximum Sales Charge	FTSE World Government Bond Index (WGBI)	Blended Index
10/14	$10,000	$10,000	$10,000
11/14	$9,610	$9,941	$9,927
12/14	$9,499	$9,876	$9,757
1/15	$9,473	$9,847	$9,741
2/15	$9,453	$9,735	$9,626
3/15	$9,350	$9,627	$9,483
4/15	$9,420	$9,733	$9,622
5/15	$9,404	$9,505	$9,392
6/15	$9,387	$9,479	$9,348
7/15	$9,312	$9,524	$9,336
8/15	$9,126	$9,569	$9,271
9/15	$9,009	$9,641	$9,272
10/15	$9,083	$9,637	$9,353
11/15	$9,105	$9,437	$9,157
12/15	$9,119	$9,523	$9,183
1/16	$9,052	$9,653	$9,289
2/16	$9,052	$9,934	$9,533
3/16	$9,241	$10,198	$9,908
4/16	$9,285	$10,326	$10,058
5/16	$9,206	$10,170	$9,828
6/16	$9,250	$10,546	$10,234
7/16	$9,243	$10,601	$10,289
8/16	$9,331	$10,509	$10,218
9/16	$9,378	$10,577	$10,313
10/16	$9,350	$10,215	$10,012
11/16	$9,248	$9,741	$9,500
12/16	$9,316	$9,675	$9,484
1/17	$9,406	$9,773	$9,604
2/17	$9,540	$9,811	$9,668
3/17	$10,053	$9,825	$9,724
4/17	$10,057	$9,953	$9,848
5/17	$10,127	$10,123	$10,021
6/17	$10,109	$10,109	$10,020
7/17	$10,135	$10,297	$10,210
8/17	$10,195	$10,418	$10,343
9/17	$10,166	$10,293	$10,236
10/17	$10,181	$10,238	$10,135
11/17	$10,230	$10,383	$10,284
12/17	$10,301	$10,400	$10,339
1/18	$10,440	$10,570	$10,567
2/18	$10,411	$10,498	$10,487
3/18	$10,460	$10,659	$10,637
4/18	$10,363	$10,458	$10,414
5/18	$10,219	$10,331	$10,209
6/18	$10,132	$10,302	$10,127
7/18	$10,194	$10,259	$10,132
8/18	$9,956	$10,239	$9,993
9/18	$9,937	$10,135	$9,963
10/18	$9,919	$10,023	$9,837
11/18	$9,993	$10,072	$9,930
12/18	$10,026	$10,312	$10,146
1/19	$10,212	$10,457	$10,371
2/19	$10,197	$10,361	$10,271
3/19	$10,161	$10,492	$10,348
4/19	$10,207	$10,440	$10,303
5/19	$10,242	$10,619	$10,451
6/19	$10,403	$10,867	$10,761
7/19	$10,469	$10,815	$10,741
8/19	$10,342	$11,103	$10,913
9/19	$10,421	$10,959	$10,820
10/19	$10,476	$11,018	$10,929
11/19	$10,482	$10,890	$10,788
12/19	$10,636	$10,920	$10,901
1/20	$10,630	$11,097	$11,014
2/20	$10,662	$11,207	$11,027
3/20	$10,291	$11,139	$10,729
4/20	$10,398	$11,272	$10,915
5/20	$10,531	$11,294	$11,045
6/20	$10,665	$11,366	$11,112
7/20	$11,031	$11,779	$11,502
8/20	$11,102	$11,726	$11,453
9/20	$11,030	$11,700	$11,387
10/20	$11,076	$11,679	$11,380
11/20	$11,370	$11,863	$11,648
12/20	$11,627	$12,024	$11,856
1/21	$11,581	$11,870	$11,709
2/21	$11,413	$11,584	$11,420
3/21	$11,192	$11,342	$11,159
4/21	$11,360	$11,472	$11,313
5/21	$11,456	$11,575	$11,450
6/21	$11,275	$11,453	$11,326
7/21	$11,293	$11,639	$11,463
8/21	$11,334	$11,572	$11,428
9/21	$11,136	$11,311	$11,143
10/21	$11,033	$11,264	$11,077
11/21	$10,901	$11,256	$11,010
12/21	$10,964	$11,186	$10,989
1/22	$10,832	$10,950	$10,804
2/22	$10,587	$10,834	$10,604
3/22	$10,355	$10,464	$10,282
4/22	$9,968	$9,848	$9,674
5/22	$9,961	$9,842	$9,703
6/22	$9,515	$9,532	$9,372
7/22	$9,537	$9,701	$9,511
8/22	$9,358	$9,279	$9,177
9/22	$8,893	$8,806	$8,714
10/22	$8,943	$8,760	$8,662
11/22	$9,603	$9,159	$9,100
12/22	$9,726	$9,143	$9,127
1/23	$10,084	$9,435	$9,438
2/23	$9,726	$9,120	$9,127
3/23	$10,057	$9,464	$9,478
4/23	$10,094	$9,503	$9,525
5/23	$9,954	$9,296	$9,329
6/23	$10,022	$9,295	$9,389
7/23	$10,105	$9,326	$9,468
8/23	$9,993	$9,196	$9,312
9/23	$9,626	$8,898	$9,007
10/23	$9,529	$8,800	$8,919
11/23	$10,007	$9,230	$9,361
12/23	$10,548	$9,617	$9,735
1/24	$10,389	$9,468	$9,585
2/24	$10,183	$9,345	$9,474
3/24	$10,238	$9,385	$9,506
4/24	$9,845	$9,141	$9,268
5/24	$10,148	$9,239	$9,378
6/24	$10,095	$9,236	$9,355
7/24	$10,479	$9,500	$9,611
8/24	$10,644	$9,719	$9,847
9/24	$10,920	$9,879	$10,044
10/24	$10,392	$9,537	$9,673

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class A	9.05%	(0.16)%	0.72%
Class A with 3.25% Maximum Sales Charge	5.53%	(0.83)%	0.39%
FTSE World Government Bond Index (WGBI)	8.37%	(2.84)%	(0.47)%
Blended IndexFootnote Reference1	8.45%	(2.41)%	(0.33)%
Footnote	Description
Footnote[1]	Index consists of 80% FTSE World Government Bond Index and 20% J.P. Morgan Government Bond Index: Emerging Markets Global Diversified, rebalanced monthly.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$31,214,745
# of Portfolio Holdings (including derivatives) (for International Income Portfolio)	567
Portfolio Turnover Rate (for International Income Portfolio)	227%
Total Advisory Fees Paid (net of waiver)	$0

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

References to the Fund's investments are the Fund's pro rata share of the investments of International Income Portfolio, an affiliated investment company in which the Fund invests substantially all of its assets.

Asset Allocation (% of total investments)

Sovereign Government Bonds
65.4%
Short-Term Investments
15.0%
U.S. Government Agency
Mortgage-Backed Securities
10.5%
Collateralized Mortgage Obligations
8.3%
Other†
0.8%

Value	Value
OtherFootnote Reference†	0.8%
Collateralized Mortgage Obligations	8.3%
U.S. Government Agency Mortgage-Backed Securities	10.5%
Short-Term Investments	15.0%
Sovereign Government Bonds	65.4%
Footnote	Description
Footnote†	Investment types less than 1% each

Foreign Currency Exposure (% of net assets)Footnote Reference*

Euro	13.4%
Japan	12.5%
Egypt	8.4%
Dominican Republic	8.0%
Serbia	7.8%
Singapore	7.6%
Iceland	7.0%
India	7.0%
Other	29.5%
Total Long Exposure	101.2%
South Africa	(6.6%)
Philippines	(7.8%)
Other	(16.1%)
Total Short Exposure	(30.5%)
Footnote	Description
Footnote*	Currency exposures include all foreign exchange denominated assets and currency derivatives.

Material Fund Changes

This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by March 1, 2025 at www.eatonvance.com/open-end-mutual-fund-documents.php or upon request by contacting us at 1-800-262-1122.

The net expense ratio increased from the prior fiscal year primarily due to an increase in expenses related to financing activities.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

EAIIX-TSR-AR

Eaton Vance Global Sovereign Opportunities Fund

Class C ECIMX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Global Sovereign Opportunities Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$209	2.01%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and International Income Portfolio, the Portfolio in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the FTSE World Government Bond Index (the Index):

↓ A short position in the South African rand detracted from Index-relative returns, as the rand strengthened following the results of national elections

↓ An overweight exposure to the Japanese yen, which weakened to a multi-decade low versus the U.S. dollar, detracted from Index-relative performance

↓ An overweight exposure to Polish interest rates hurt Index-relative returns as Poland’s central bank held rates steady while many other central banks cut rates

↑ An out-of-Index allocation to the Serbian dinar, which strengthened amid government reforms and a positive economic growth outlook for Serbia, contributed to returns relative to the Index during the period

↑ An overweight exposure to the euro helped Index-relative performance, as the euro rallied on expectations of aggressive monetary policy easing in the U.S.

↑ An out-of-Index allocation to the Icelandic krona, which strengthened alongside high interest rates in Iceland, contributed to Index-relative returns

↑ The use of derivatives — led by interest-rate swaps to manage interest-rate exposures — contributed to performance relative to the Index during the period

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class C	FTSE World Government Bond Index (WGBI)	Blended Index
10/14	$10,000	$10,000	$10,000
11/14	$9,926	$9,941	$9,927
12/14	$9,804	$9,876	$9,757
1/15	$9,781	$9,847	$9,741
2/15	$9,744	$9,735	$9,626
3/15	$9,641	$9,627	$9,483
4/15	$9,707	$9,733	$9,622
5/15	$9,683	$9,505	$9,392
6/15	$9,659	$9,479	$9,348
7/15	$9,574	$9,524	$9,336
8/15	$9,386	$9,569	$9,271
9/15	$9,259	$9,641	$9,272
10/15	$9,328	$9,637	$9,353
11/15	$9,344	$9,437	$9,157
12/15	$9,351	$9,523	$9,183
1/16	$9,275	$9,653	$9,289
2/16	$9,280	$9,934	$9,533
3/16	$9,466	$10,198	$9,908
4/16	$9,504	$10,326	$10,058
5/16	$9,416	$10,170	$9,828
6/16	$9,454	$10,546	$10,234
7/16	$9,440	$10,601	$10,289
8/16	$9,522	$10,509	$10,218
9/16	$9,564	$10,577	$10,313
10/16	$9,530	$10,215	$10,012
11/16	$9,420	$9,741	$9,500
12/16	$9,485	$9,675	$9,484
1/17	$9,571	$9,773	$9,604
2/17	$9,701	$9,811	$9,668
3/17	$10,217	$9,825	$9,724
4/17	$10,215	$9,953	$9,848
5/17	$10,280	$10,123	$10,021
6/17	$10,256	$10,109	$10,020
7/17	$10,276	$10,297	$10,210
8/17	$10,331	$10,418	$10,343
9/17	$10,295	$10,293	$10,236
10/17	$10,305	$10,238	$10,135
11/17	$10,348	$10,383	$10,284
12/17	$10,414	$10,400	$10,339
1/18	$10,549	$10,570	$10,567
2/18	$10,513	$10,498	$10,487
3/18	$10,557	$10,659	$10,637
4/18	$10,452	$10,458	$10,414
5/18	$10,301	$10,331	$10,209
6/18	$10,207	$10,302	$10,127
7/18	$10,263	$10,259	$10,132
8/18	$10,018	$10,239	$9,993
9/18	$9,993	$10,135	$9,963
10/18	$9,969	$10,023	$9,837
11/18	$10,038	$10,072	$9,930
12/18	$10,065	$10,312	$10,146
1/19	$10,245	$10,457	$10,371
2/19	$10,225	$10,361	$10,271
3/19	$10,183	$10,492	$10,348
4/19	$10,223	$10,440	$10,303
5/19	$10,252	$10,619	$10,451
6/19	$10,407	$10,867	$10,761
7/19	$10,467	$10,815	$10,741
8/19	$10,334	$11,103	$10,913
9/19	$10,407	$10,959	$10,820
10/19	$10,455	$11,018	$10,929
11/19	$10,443	$10,890	$10,788
12/19	$10,603	$10,920	$10,901
1/20	$10,591	$11,097	$11,014
2/20	$10,616	$11,207	$11,027
3/20	$10,240	$11,139	$10,729
4/20	$10,341	$11,272	$10,915
5/20	$10,468	$11,294	$11,045
6/20	$10,595	$11,366	$11,112
7/20	$10,952	$11,779	$11,502
8/20	$11,016	$11,726	$11,453
9/20	$10,938	$11,700	$11,387
10/20	$10,977	$11,679	$11,380
11/20	$11,262	$11,863	$11,648
12/20	$11,510	$12,024	$11,856
1/21	$11,457	$11,870	$11,709
2/21	$11,285	$11,584	$11,420
3/21	$11,059	$11,342	$11,159
4/21	$11,219	$11,472	$11,313
5/21	$11,307	$11,575	$11,450
6/21	$11,122	$11,453	$11,326
7/21	$11,133	$11,639	$11,463
8/21	$11,167	$11,572	$11,428
9/21	$10,965	$11,311	$11,143
10/21	$10,857	$11,264	$11,077
11/21	$10,722	$11,256	$11,010
12/21	$10,777	$11,186	$10,989
1/22	$10,627	$10,950	$10,804
2/22	$10,394	$10,834	$10,604
3/22	$10,161	$10,464	$10,282
4/22	$9,775	$9,848	$9,674
5/22	$9,763	$9,842	$9,703
6/22	$9,320	$9,532	$9,372
7/22	$9,336	$9,701	$9,511
8/22	$9,156	$9,279	$9,177
9/22	$8,695	$8,806	$8,714
10/22	$8,740	$8,760	$8,662
11/22	$9,378	$9,159	$9,100
12/22	$9,494	$9,143	$9,127
1/23	$9,837	$9,435	$9,438
2/23	$9,482	$9,120	$9,127
3/23	$9,799	$9,464	$9,478
4/23	$9,830	$9,503	$9,525
5/23	$9,688	$9,296	$9,329
6/23	$9,748	$9,295	$9,389
7/23	$9,822	$9,326	$9,468
8/23	$9,708	$9,196	$9,312
9/23	$9,345	$8,898	$9,007
10/23	$9,245	$8,800	$8,919
11/23	$9,703	$9,230	$9,361
12/23	$10,221	$9,617	$9,735
1/24	$10,060	$9,468	$9,585
2/24	$9,855	$9,345	$9,474
3/24	$9,901	$9,385	$9,506
4/24	$9,515	$9,141	$9,268
5/24	$9,803	$9,239	$9,378
6/24	$9,745	$9,236	$9,355
7/24	$10,109	$9,500	$9,611
8/24	$10,262	$9,719	$9,847
9/24	$10,522	$9,879	$10,044
10/24	$10,155	$9,537	$9,673

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class C, with conversion to Class A after 8 years	8.24%	(0.87)%	0.15%
Class C, with 1% Maximum Deferred Sales Charge and conversion to Class A after 8 years	7.24%	(0.87)%	0.15%
FTSE World Government Bond Index (WGBI)	8.37%	(2.84)%	(0.47)%
Blended IndexFootnote Reference1	8.45%	(2.41)%	(0.33)%
Footnote	Description
Footnote[1]	Index consists of 80% FTSE World Government Bond Index and 20% J.P. Morgan Government Bond Index: Emerging Markets Global Diversified, rebalanced monthly.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$31,214,745
# of Portfolio Holdings (including derivatives) (for International Income Portfolio)	567
Portfolio Turnover Rate (for International Income Portfolio)	227%
Total Advisory Fees Paid (net of waiver)	$0

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

References to the Fund's investments are the Fund's pro rata share of the investments of International Income Portfolio, an affiliated investment company in which the Fund invests substantially all of its assets.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	0.8%
Collateralized Mortgage Obligations	8.3%
U.S. Government Agency Mortgage-Backed Securities	10.5%
Short-Term Investments	15.0%
Sovereign Government Bonds	65.4%
Footnote	Description
Footnote†	Investment types less than 1% each

Foreign Currency Exposure (% of net assets)Footnote Reference*

Euro	13.4%
Japan	12.5%
Egypt	8.4%
Dominican Republic	8.0%
Serbia	7.8%
Singapore	7.6%
Iceland	7.0%
India	7.0%
Other	29.5%
Total Long Exposure	101.2%
South Africa	(6.6%)
Philippines	(7.8%)
Other	(16.1%)
Total Short Exposure	(30.5%)
Footnote	Description
Footnote*	Currency exposures include all foreign exchange denominated assets and currency derivatives.

Material Fund Changes

This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by March 1, 2025 at www.eatonvance.com/open-end-mutual-fund-documents.php or upon request by contacting us at 1-800-262-1122.

The net expense ratio increased from the prior fiscal year primarily due to an increase in expenses related to financing activities.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

ECIMX-TSR-AR

Eaton Vance Global Sovereign Opportunities Fund

Class I EIIMX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Global Sovereign Opportunities Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$106	1.01%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and International Income Portfolio, the Portfolio in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the FTSE World Government Bond Index (the Index):

↑ An out-of-Index allocation to the Serbian dinar, which strengthened amid government reforms and a positive economic growth outlook for Serbia, contributed to returns relative to the Index during the period

↑ An overweight exposure to the euro helped Index-relative performance, as the euro rallied on expectations of aggressive monetary policy easing in the U.S.

↑ An out-of-Index allocation to the Icelandic krona, which strengthened alongside high interest rates in Iceland, contributed to Index-relative returns

↑ The use of derivatives — led by interest-rate swaps to manage interest-rate exposures — contributed to performance relative to the Index during the period

↓ A short position in the South African rand detracted from Index-relative returns, as the rand strengthened following the results of national elections

↓ An overweight exposure to the Japanese yen, which weakened to a multi-decade low versus the U.S. dollar, detracted from Index-relative performance

↓ An overweight exposure to Polish interest rates hurt Index-relative returns as Poland’s central bank held rates steady while many other central banks cut rates

Fund Performance

Comparison of the change in value of a $1,000,000 investment for the period indicated.

	Class I	FTSE World Government Bond Index (WGBI)	Blended Index
10/14	$1,000,000	$1,000,000	$1,000,000
11/14	$992,580	$994,117	$992,673
12/14	$981,319	$987,574	$975,678
1/15	$979,980	$984,746	$974,097
2/15	$977,195	$973,541	$962,614
3/15	$967,804	$962,748	$948,339
4/15	$975,380	$973,303	$962,192
5/15	$973,002	$950,485	$939,184
6/15	$971,485	$947,859	$934,821
7/15	$963,965	$952,373	$933,589
8/15	$946,081	$956,861	$927,065
9/15	$934,194	$964,092	$927,165
10/15	$942,189	$963,707	$935,263
11/15	$943,763	$943,658	$915,653
12/15	$945,511	$952,269	$918,256
1/16	$938,822	$965,254	$928,911
2/16	$939,204	$993,387	$953,253
3/16	$959,156	$1,019,778	$990,779
4/16	$964,004	$1,032,594	$1,005,837
5/16	$956,076	$1,017,003	$982,750
6/16	$960,967	$1,054,579	$1,023,370
7/16	$960,603	$1,060,146	$1,028,924
8/16	$970,101	$1,050,885	$1,021,816
9/16	$975,175	$1,057,717	$1,031,265
10/16	$972,524	$1,021,460	$1,001,241
11/16	$960,968	$974,072	$950,000
12/16	$968,327	$967,509	$948,436
1/17	$977,972	$977,299	$960,385
2/17	$992,155	$981,075	$966,815
3/17	$1,045,953	$982,532	$972,436
4/17	$1,046,637	$995,267	$984,790
5/17	$1,054,155	$1,012,312	$1,002,144
6/17	$1,052,567	$1,010,926	$1,001,963
7/17	$1,055,553	$1,029,681	$1,020,990
8/17	$1,062,012	$1,041,789	$1,034,257
9/17	$1,060,383	$1,029,270	$1,023,611
10/17	$1,061,076	$1,023,759	$1,013,456
11/17	$1,066,437	$1,038,293	$1,028,382
12/17	$1,074,164	$1,039,967	$1,033,866
1/18	$1,088,973	$1,057,029	$1,056,697
2/18	$1,086,135	$1,049,794	$1,048,704
3/18	$1,091,594	$1,065,923	$1,063,735
4/18	$1,081,602	$1,045,816	$1,041,392
5/18	$1,066,792	$1,033,117	$1,020,910
6/18	$1,057,925	$1,030,173	$1,012,748
7/18	$1,064,660	$1,025,929	$1,013,249
8/18	$1,040,005	$1,023,893	$999,306
9/18	$1,038,296	$1,013,466	$996,348
10/18	$1,037,816	$1,002,338	$983,691
11/18	$1,044,678	$1,007,165	$993,005
12/18	$1,048,345	$1,031,224	$1,014,574
1/19	$1,068,106	$1,045,723	$1,037,060
2/19	$1,066,891	$1,036,089	$1,027,150
3/19	$1,063,301	$1,049,206	$1,034,826
4/19	$1,068,421	$1,043,974	$1,030,336
5/19	$1,072,305	$1,061,909	$1,045,105
6/19	$1,089,540	$1,086,662	$1,076,110
7/19	$1,096,725	$1,081,546	$1,074,053
8/19	$1,083,584	$1,110,347	$1,091,264
9/19	$1,092,134	$1,095,894	$1,081,998
10/19	$1,098,186	$1,101,764	$1,092,905
11/19	$1,099,081	$1,089,016	$1,078,815
12/19	$1,116,910	$1,092,043	$1,090,134
1/20	$1,115,191	$1,109,713	$1,101,440
2/20	$1,120,075	$1,120,743	$1,102,687
3/20	$1,079,919	$1,113,903	$1,072,879
4/20	$1,091,499	$1,127,155	$1,091,503
5/20	$1,107,150	$1,129,398	$1,104,544
6/20	$1,120,198	$1,136,634	$1,111,245
7/20	$1,159,008	$1,177,911	$1,150,239
8/20	$1,166,741	$1,172,596	$1,145,333
9/20	$1,159,463	$1,170,036	$1,138,714
10/20	$1,164,523	$1,167,903	$1,138,023
11/20	$1,195,919	$1,186,288	$1,164,846
12/20	$1,223,310	$1,202,429	$1,185,629
1/21	$1,218,654	$1,187,035	$1,170,943
2/21	$1,201,256	$1,158,355	$1,142,036
3/21	$1,178,171	$1,134,159	$1,115,940
4/21	$1,196,183	$1,147,238	$1,131,278
5/21	$1,208,074	$1,157,491	$1,145,011
6/21	$1,187,771	$1,145,265	$1,132,554
7/21	$1,189,960	$1,163,900	$1,146,329
8/21	$1,194,572	$1,157,220	$1,142,832
9/21	$1,173,876	$1,131,084	$1,114,341
10/21	$1,163,252	$1,126,398	$1,107,687
11/21	$1,149,611	$1,125,598	$1,100,999
12/21	$1,157,996	$1,118,597	$1,098,946
1/22	$1,142,789	$1,095,026	$1,080,409
2/22	$1,117,116	$1,083,408	$1,060,434
3/22	$1,094,326	$1,046,362	$1,028,177
4/22	$1,053,565	$984,849	$967,430
5/22	$1,051,596	$984,181	$970,316
6/22	$1,006,003	$953,181	$937,224
7/22	$1,008,586	$970,132	$951,107
8/22	$989,910	$927,912	$917,726
9/22	$940,710	$880,633	$871,379
10/22	$946,335	$876,044	$866,209
11/22	$1,016,558	$915,857	$910,013
12/22	$1,029,975	$914,305	$912,711
1/23	$1,066,673	$943,453	$943,824
2/23	$1,030,428	$911,991	$912,672
3/23	$1,065,853	$946,430	$947,772
4/23	$1,070,069	$950,265	$952,479
5/23	$1,055,425	$929,606	$932,905
6/23	$1,061,262	$929,480	$938,887
7/23	$1,070,288	$932,551	$946,772
8/23	$1,058,652	$919,628	$931,188
9/23	$1,019,790	$889,790	$900,748
10/23	$1,011,255	$880,023	$891,889
11/23	$1,060,721	$922,977	$936,115
12/23	$1,118,505	$961,712	$973,548
1/24	$1,103,402	$946,778	$958,488
2/24	$1,081,683	$934,455	$947,408
3/24	$1,087,724	$938,460	$950,604
4/24	$1,044,388	$914,100	$926,801
5/24	$1,078,592	$923,932	$937,766
6/24	$1,071,440	$923,615	$935,482
7/24	$1,112,608	$950,025	$961,138
8/24	$1,132,154	$971,894	$984,740
9/24	$1,160,176	$987,851	$1,004,360
10/24	$1,105,675	$953,669	$967,288

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class I	9.34%	0.14%	1.01%
FTSE World Government Bond Index (WGBI)	8.37%	(2.84)%	(0.47)%
Blended IndexFootnote Reference1	8.45%	(2.41)%	(0.33)%
Footnote	Description
Footnote[1]	Index consists of 80% FTSE World Government Bond Index and 20% J.P. Morgan Government Bond Index: Emerging Markets Global Diversified, rebalanced monthly.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$31,214,745
# of Portfolio Holdings (including derivatives) (for International Income Portfolio)	567
Portfolio Turnover Rate (for International Income Portfolio)	227%
Total Advisory Fees Paid (net of waiver)	$0

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

References to the Fund's investments are the Fund's pro rata share of the investments of International Income Portfolio, an affiliated investment company in which the Fund invests substantially all of its assets.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	0.8%
Collateralized Mortgage Obligations	8.3%
U.S. Government Agency Mortgage-Backed Securities	10.5%
Short-Term Investments	15.0%
Sovereign Government Bonds	65.4%
Footnote	Description
Footnote†	Investment types less than 1% each

Foreign Currency Exposure (% of net assets)Footnote Reference*

Euro	13.4%
Japan	12.5%
Egypt	8.4%
Dominican Republic	8.0%
Serbia	7.8%
Singapore	7.6%
Iceland	7.0%
India	7.0%
Other	29.5%
Total Long Exposure	101.2%
South Africa	(6.6%)
Philippines	(7.8%)
Other	(16.1%)
Total Short Exposure	(30.5%)
Footnote	Description
Footnote*	Currency exposures include all foreign exchange denominated assets and currency derivatives.

Material Fund Changes

This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by March 1, 2025 at www.eatonvance.com/open-end-mutual-fund-documents.php or upon request by contacting us at 1-800-262-1122.

The net expense ratio increased from the prior fiscal year primarily due to an increase in expenses related to financing activities.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

EIIMX-TSR-AR

Eaton Vance Floating-Rate & High Income Fund

Advisers Class EAFHX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Floating-Rate & High Income Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Advisers Class	$113	1.07%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and Eaton Vance Floating Rate Portfolio and High Income Opportunities Portfolio, the Portfolios in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Morningstar® LSTA® US Leveraged Loan Index (the Index):

↑ An out-of-Index allocation to collateralized loan obligation debt investments, which performed strongly during the period, contributed to Index-relative returns

↑ An out-of-Index allocation to secured high yield bonds, which generally outperformed floating-rate loans during the period, helped Index-relative returns

↑ Loan selections in the diversified telecommunication services industry and the chemicals industry contributed to Index-relative returns during the period

↓ Loan selections in the health care providers & services, household durables, and energy equipment & services industries detracted from Index-relative returns

↓ An underweight exposure to CCC-rated loans hampered Index-relative performance as lower-rated loans generally outperformed higher-rated loans during the period

↓ During a period of strong performance by floating-rate loans, the Fund’s modest cash position dragged on returns relative to the Index

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Advisers Class	Bloomberg U.S. Universal Index	Morningstar® LSTA® US Leveraged Loan Index℠
10/14	$10,000	$10,000	$10,000
11/14	$10,022	$10,054	$10,050
12/14	$9,931	$10,036	$9,924
1/15	$9,963	$10,227	$9,956
2/15	$10,107	$10,167	$10,097
3/15	$10,131	$10,209	$10,134
4/15	$10,211	$10,197	$10,228
5/15	$10,223	$10,180	$10,247
6/15	$10,164	$10,066	$10,204
7/15	$10,165	$10,125	$10,203
8/15	$10,073	$10,095	$10,132
9/15	$9,956	$10,134	$10,066
10/15	$10,015	$10,167	$10,048
11/15	$9,874	$10,130	$9,960
12/15	$9,747	$10,079	$9,855
1/16	$9,675	$10,190	$9,791
2/16	$9,651	$10,263	$9,739
3/16	$9,962	$10,388	$10,008
4/16	$10,201	$10,459	$10,206
5/16	$10,274	$10,467	$10,297
6/16	$10,274	$10,652	$10,300
7/16	$10,419	$10,739	$10,447
8/16	$10,506	$10,751	$10,525
9/16	$10,603	$10,753	$10,616
10/16	$10,689	$10,682	$10,704
11/16	$10,697	$10,442	$10,732
12/16	$10,847	$10,473	$10,856
1/17	$10,918	$10,510	$10,917
2/17	$10,986	$10,591	$10,972
3/17	$11,008	$10,588	$10,981
4/17	$11,080	$10,675	$11,029
5/17	$11,129	$10,758	$11,069
6/17	$11,127	$10,749	$11,064
7/17	$11,201	$10,802	$11,140
8/17	$11,187	$10,895	$11,135
9/17	$11,236	$10,857	$11,179
10/17	$11,286	$10,870	$11,246
11/17	$11,309	$10,854	$11,259
12/17	$11,334	$10,901	$11,303
1/18	$11,436	$10,797	$11,412
2/18	$11,434	$10,694	$11,435
3/18	$11,460	$10,748	$11,467
4/18	$11,511	$10,676	$11,514
5/18	$11,527	$10,735	$11,534
6/18	$11,541	$10,719	$11,547
7/18	$11,635	$10,741	$11,633
8/18	$11,690	$10,794	$11,679
9/18	$11,756	$10,748	$11,760
10/18	$11,721	$10,658	$11,756
11/18	$11,605	$10,706	$11,650
12/18	$11,318	$10,874	$11,353
1/19	$11,618	$11,024	$11,642
2/19	$11,769	$11,036	$11,828
3/19	$11,765	$11,235	$11,807
4/19	$11,919	$11,251	$12,002
5/19	$11,858	$11,423	$11,976
6/19	$11,917	$11,585	$12,005
7/19	$11,987	$11,619	$12,101
8/19	$11,965	$11,882	$12,068
9/19	$12,009	$11,830	$12,124
10/19	$11,953	$11,869	$12,070
11/19	$12,022	$11,866	$12,141
12/19	$12,213	$11,884	$12,334
1/20	$12,256	$12,097	$12,403
2/20	$12,098	$12,278	$12,239
3/20	$10,699	$12,039	$10,725
4/20	$11,089	$12,280	$11,208
5/20	$11,465	$12,394	$11,634
6/20	$11,613	$12,498	$11,766
7/20	$11,833	$12,717	$11,996
8/20	$12,000	$12,644	$12,176
9/20	$12,019	$12,621	$12,253
10/20	$12,043	$12,576	$12,278
11/20	$12,368	$12,740	$12,551
12/20	$12,524	$12,784	$12,720
1/21	$12,646	$12,704	$12,871
2/21	$12,693	$12,540	$12,947
3/21	$12,685	$12,394	$12,946
4/21	$12,752	$12,498	$13,013
5/21	$12,800	$12,546	$13,089
6/21	$12,893	$12,637	$13,137
7/21	$12,883	$12,764	$13,135
8/21	$12,963	$12,756	$13,198
9/21	$13,026	$12,647	$13,282
10/21	$13,031	$12,636	$13,318
11/21	$12,975	$12,652	$13,297
12/21	$13,085	$12,643	$13,382
1/22	$13,014	$12,366	$13,430
2/22	$12,986	$12,197	$13,361
3/22	$12,962	$11,870	$13,368
4/22	$12,879	$11,427	$13,397
5/22	$12,615	$11,490	$13,054
6/22	$12,216	$11,261	$12,771
7/22	$12,556	$11,544	$13,044
8/22	$12,642	$11,244	$13,241
9/22	$12,282	$10,759	$12,939
10/22	$12,437	$10,641	$13,068
11/22	$12,648	$11,038	$13,224
12/22	$12,642	$11,001	$13,278
1/23	$13,002	$11,342	$13,633
2/23	$13,029	$11,063	$13,711
3/23	$13,029	$11,323	$13,707
4/23	$13,157	$11,392	$13,851
5/23	$13,127	$11,274	$13,826
6/23	$13,342	$11,256	$14,139
7/23	$13,512	$11,267	$14,320
8/23	$13,655	$11,200	$14,488
9/23	$13,674	$10,932	$14,628
10/23	$13,599	$10,768	$14,625
11/23	$13,861	$11,253	$14,803
12/23	$14,127	$11,680	$15,047
1/24	$14,205	$11,652	$15,149
2/24	$14,312	$11,512	$15,287
3/24	$14,443	$11,625	$15,417
4/24	$14,468	$11,353	$15,510
5/24	$14,582	$11,542	$15,655
6/24	$14,642	$11,647	$15,710
7/24	$14,757	$11,911	$15,817
8/24	$14,871	$12,087	$15,917
9/24	$14,965	$12,253	$16,031
10/24	$15,039	$11,974	$16,169

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Advisers Class	10.59%	4.69%	4.16%
Bloomberg U.S. Universal IndexFootnote Reference1	11.20%	0.18%	1.82%
Morningstar®LSTA® US Leveraged Loan Index℠	10.56%	6.02%	4.92%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$839,459,807
# of Portfolio Holdings (for Eaton Vance Floating Rate Portfolio and High Income Opportunities Portfolio)	1,128
Portfolio Turnover Rate	4%
Total Advisory Fees Paid	$4,499,124

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

References to the Fund's investments are to the Fund's pro rata share of the investments of Eaton Vance Floating Rate Portfolio and High Income Opportunities Portfolio, affiliated investment companies in which the Fund invests substantially all of its assets.

Asset Allocation (% of net assets)

Value	Value
Other Net AssetsFootnote Reference*	1.3%
Common Stocks	1.3%
Asset-Backed Securities	3.5%
Short-Term Investments	3.9%
Corporate Bonds	18.3%
Senior Floating-Rate LoansFootnote Reference†	71.7%
Footnote	Description
Footnote*	Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.
Footnote†	Net of unfunded loan commitments.

Credit Quality (% of total investments)Footnote Referencea

Value	Value
Not Rated	6.0%
CCC or Lower	6.7%
B	56.5%
BB	25.3%
BBB	5.5%
Footnote	Description
Footnote[a]	Excludes short-term investments, and equities for Eaton Vance Floating Rate Portfolio (FRP). FRP: Ratings are based on S&P Global Ratings (“S&P”); High Income Opportunities Portfolio: Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P or Fitch Ratings (“Fitch”). This breakdown assigns a numeric equivalent to the ratings from the aforementioned agencies and the mean is rounded to the nearest integer and converted to an equivalent S&P rating ranging from AAA, being the highest, to D, being the lowest. Ratings of BBB or higher are considered to be investment-grade quality. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Material Fund Changes

This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by March 1, 2025 at www.eatonvance.com/open-end-mutual-fund-documents.php or upon request by contacting us at 1-800-262-1122.

Effective March 13, 2024, the investment adviser and administrator has agreed to reimburse the Fund's expenses to the extent that total annual operating expenses (relating to ordinary expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses) exceed 1.05% of the Fund's average daily net assets for Advisers Class. This agreement may be changed or terminated after March 1, 2025.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

EAFHX-TSR-AR

Eaton Vance Floating-Rate & High Income Fund

Class A EVFHX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Floating-Rate & High Income Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$113	1.07%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and Eaton Vance Floating Rate Portfolio and High Income Opportunities Portfolio, the Portfolios in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Morningstar® LSTA® US Leveraged Loan Index (the Index):

↑ An out-of-Index allocation to collateralized loan obligation debt investments, which performed strongly during the period, contributed to Index-relative returns

↑ An out-of-Index allocation to secured high yield bonds, which generally outperformed floating-rate loans during the period, helped Index-relative returns

↑ Loan selections in the diversified telecommunication services industry and the chemicals industry contributed to Index-relative returns during the period

↓ Loan selections in the health care providers & services, household durables, and energy equipment & services industries detracted from Index-relative returns

↓ An underweight exposure to CCC-rated loans hampered Index-relative performance as lower-rated loans generally outperformed higher-rated loans during the period

↓ During a period of strong performance by floating-rate loans, the Fund’s modest cash position dragged on returns relative to the Index

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class A with Maximum Sales Charge	Bloomberg U.S. Universal Index	Morningstar® LSTA® US Leveraged Loan Index℠
10/14	$10,000	$10,000	$10,000
11/14	$9,686	$10,054	$10,050
12/14	$9,606	$10,036	$9,924
1/15	$9,637	$10,227	$9,956
2/15	$9,770	$10,167	$10,097
3/15	$9,793	$10,209	$10,134
4/15	$9,880	$10,197	$10,228
5/15	$9,893	$10,180	$10,247
6/15	$9,831	$10,066	$10,204
7/15	$9,833	$10,125	$10,203
8/15	$9,742	$10,095	$10,132
9/15	$9,627	$10,134	$10,066
10/15	$9,684	$10,167	$10,048
11/15	$9,558	$10,130	$9,960
12/15	$9,433	$10,079	$9,855
1/16	$9,360	$10,190	$9,791
2/16	$9,340	$10,263	$9,739
3/16	$9,635	$10,388	$10,008
4/16	$9,865	$10,459	$10,206
5/16	$9,934	$10,467	$10,297
6/16	$9,937	$10,652	$10,300
7/16	$10,082	$10,739	$10,447
8/16	$10,163	$10,751	$10,525
9/16	$10,254	$10,753	$10,616
10/16	$10,344	$10,682	$10,704
11/16	$10,354	$10,442	$10,732
12/16	$10,503	$10,473	$10,856
1/17	$10,571	$10,510	$10,917
2/17	$10,634	$10,591	$10,972
3/17	$10,656	$10,588	$10,981
4/17	$10,712	$10,675	$11,029
5/17	$10,758	$10,758	$11,069
6/17	$10,770	$10,749	$11,064
7/17	$10,828	$10,802	$11,140
8/17	$10,818	$10,895	$11,135
9/17	$10,864	$10,857	$11,179
10/17	$10,923	$10,870	$11,246
11/17	$10,935	$10,854	$11,259
12/17	$10,960	$10,901	$11,303
1/18	$11,055	$10,797	$11,412
2/18	$11,055	$10,694	$11,435
3/18	$11,081	$10,748	$11,467
4/18	$11,142	$10,676	$11,514
5/18	$11,147	$10,735	$11,534
6/18	$11,162	$10,719	$11,547
7/18	$11,250	$10,741	$11,633
8/18	$11,314	$10,794	$11,679
9/18	$11,364	$10,748	$11,760
10/18	$11,335	$10,658	$11,756
11/18	$11,232	$10,706	$11,650
12/18	$10,949	$10,874	$11,353
1/19	$11,237	$11,024	$11,642
2/19	$11,389	$11,036	$11,828
3/19	$11,376	$11,235	$11,807
4/19	$11,532	$11,251	$12,002
5/19	$11,478	$11,423	$11,976
6/19	$11,522	$11,585	$12,005
7/19	$11,589	$11,619	$12,101
8/19	$11,572	$11,882	$12,068
9/19	$11,614	$11,830	$12,124
10/19	$11,566	$11,869	$12,070
11/19	$11,631	$11,866	$12,141
12/19	$11,820	$11,884	$12,334
1/20	$11,849	$12,097	$12,403
2/20	$11,694	$12,278	$12,239
3/20	$10,347	$12,039	$10,725
4/20	$10,730	$12,280	$11,208
5/20	$11,087	$12,394	$11,634
6/20	$11,236	$12,498	$11,766
7/20	$11,439	$12,717	$11,996
8/20	$11,605	$12,644	$12,176
9/20	$11,625	$12,621	$12,253
10/20	$11,662	$12,576	$12,278
11/20	$11,973	$12,740	$12,551
12/20	$12,117	$12,784	$12,720
1/21	$12,230	$12,704	$12,871
2/21	$12,288	$12,540	$12,947
3/21	$12,270	$12,394	$12,946
4/21	$12,332	$12,498	$13,013
5/21	$12,392	$12,546	$13,089
6/21	$12,465	$12,637	$13,137
7/21	$12,471	$12,764	$13,135
8/21	$12,546	$12,756	$13,198
9/21	$12,605	$12,647	$13,282
10/21	$12,611	$12,636	$13,318
11/21	$12,549	$12,652	$13,297
12/21	$12,651	$12,643	$13,382
1/22	$12,602	$12,366	$13,430
2/22	$12,565	$12,197	$13,361
3/22	$12,545	$11,870	$13,368
4/22	$12,458	$11,427	$13,397
5/22	$12,207	$11,490	$13,054
6/22	$11,819	$11,261	$12,771
7/22	$12,144	$11,544	$13,044
8/22	$12,223	$11,244	$13,241
9/22	$11,880	$10,759	$12,939
10/22	$12,031	$10,641	$13,068
11/22	$12,242	$11,038	$13,224
12/22	$12,227	$11,001	$13,278
1/23	$12,573	$11,342	$13,633
2/23	$12,601	$11,063	$13,711
3/23	$12,606	$11,323	$13,707
4/23	$12,727	$11,392	$13,851
5/23	$12,690	$11,274	$13,826
6/23	$12,905	$11,256	$14,139
7/23	$13,080	$11,267	$14,320
8/23	$13,200	$11,200	$14,488
9/23	$13,223	$10,932	$14,628
10/23	$13,160	$10,768	$14,625
11/23	$13,419	$11,253	$14,803
12/23	$13,666	$11,680	$15,047
1/24	$13,743	$11,652	$15,149
2/24	$13,845	$11,512	$15,287
3/24	$13,969	$11,625	$15,417
4/24	$13,998	$11,353	$15,510
5/24	$14,108	$11,542	$15,655
6/24	$14,167	$11,647	$15,710
7/24	$14,278	$11,911	$15,817
8/24	$14,387	$12,087	$15,917
9/24	$14,461	$12,253	$16,031
10/24	$14,547	$11,974	$16,169

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class A	10.57%	4.69%	4.16%
Class A with 3.25% Maximum Sales Charge	6.97%	4.00%	3.82%
Bloomberg U.S. Universal IndexFootnote Reference1	11.20%	0.18%	1.82%
Morningstar®LSTA® US Leveraged Loan Index℠	10.56%	6.02%	4.92%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$839,459,807
# of Portfolio Holdings (for Eaton Vance Floating Rate Portfolio and High Income Opportunities Portfolio)	1,128
Portfolio Turnover Rate	4%
Total Advisory Fees Paid	$4,499,124

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

References to the Fund's investments are to the Fund's pro rata share of the investments of Eaton Vance Floating Rate Portfolio and High Income Opportunities Portfolio, affiliated investment companies in which the Fund invests substantially all of its assets.

Asset Allocation (% of net assets)

Value	Value
Other Net AssetsFootnote Reference*	1.3%
Common Stocks	1.3%
Asset-Backed Securities	3.5%
Short-Term Investments	3.9%
Corporate Bonds	18.3%
Senior Floating-Rate LoansFootnote Reference†	71.7%
Footnote	Description
Footnote*	Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.
Footnote†	Net of unfunded loan commitments.

Credit Quality (% of total investments)Footnote Referencea

Value	Value
Not Rated	6.0%
CCC or Lower	6.7%
B	56.5%
BB	25.3%
BBB	5.5%
Footnote	Description
Footnote[a]	Excludes short-term investments, and equities for Eaton Vance Floating Rate Portfolio (FRP). FRP: Ratings are based on S&P Global Ratings (“S&P”); High Income Opportunities Portfolio: Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P or Fitch Ratings (“Fitch”). This breakdown assigns a numeric equivalent to the ratings from the aforementioned agencies and the mean is rounded to the nearest integer and converted to an equivalent S&P rating ranging from AAA, being the highest, to D, being the lowest. Ratings of BBB or higher are considered to be investment-grade quality. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Material Fund Changes

This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by March 1, 2025 at www.eatonvance.com/open-end-mutual-fund-documents.php or upon request by contacting us at 1-800-262-1122.

Effective March 13, 2024, the investment adviser and administrator has agreed to reimburse the Fund's expenses to the extent that total annual operating expenses (relating to ordinary expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses) exceed 1.05% of the Fund's average daily net assets for Class A. This agreement may be changed or terminated after March 1, 2025.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

EVFHX-TSR-AR

Eaton Vance Floating-Rate & High Income Fund

Class C ECFHX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Floating-Rate & High Income Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$191	1.82%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and Eaton Vance Floating Rate Portfolio and High Income Opportunities Portfolio, the Portfolios in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Morningstar® LSTA® US Leveraged Loan Index (the Index):

↓ Loan selections in the health care providers & services, household durables, and energy equipment & services industries detracted from Index-relative returns

↓ An underweight exposure to CCC-rated loans hampered Index-relative performance as lower-rated loans generally outperformed higher-rated loans during the period

↓ During a period of strong performance by floating-rate loans, the Fund’s modest cash position dragged on returns relative to the Index

↑ An out-of-Index allocation to collateralized loan obligation debt investments, which performed strongly during the period, contributed to Index-relative returns

↑ An out-of-Index allocation to secured high yield bonds, which generally outperformed floating-rate loans during the period, helped Index-relative returns

↑ Loan selections in the diversified telecommunication services industry and the chemicals industry contributed to Index-relative returns during the period

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class C	Bloomberg U.S. Universal Index	Morningstar® LSTA® US Leveraged Loan Index℠
10/14	$10,000	$10,000	$10,000
11/14	$10,015	$10,054	$10,050
12/14	$9,918	$10,036	$9,924
1/15	$9,944	$10,227	$9,956
2/15	$10,082	$10,167	$10,097
3/15	$10,100	$10,209	$10,134
4/15	$10,185	$10,197	$10,228
5/15	$10,190	$10,180	$10,247
6/15	$10,114	$10,066	$10,204
7/15	$10,108	$10,125	$10,203
8/15	$10,010	$10,095	$10,132
9/15	$9,887	$10,134	$10,066
10/15	$9,939	$10,167	$10,048
11/15	$9,805	$10,130	$9,960
12/15	$9,672	$10,079	$9,855
1/16	$9,583	$10,190	$9,791
2/16	$9,565	$10,263	$9,739
3/16	$9,855	$10,388	$10,008
4/16	$10,086	$10,459	$10,206
5/16	$10,152	$10,467	$10,297
6/16	$10,146	$10,652	$10,300
7/16	$10,283	$10,739	$10,447
8/16	$10,362	$10,751	$10,525
9/16	$10,452	$10,753	$10,616
10/16	$10,530	$10,682	$10,704
11/16	$10,531	$10,442	$10,732
12/16	$10,684	$10,473	$10,856
1/17	$10,748	$10,510	$10,917
2/17	$10,797	$10,591	$10,972
3/17	$10,823	$10,588	$10,981
4/17	$10,875	$10,675	$11,029
5/17	$10,916	$10,758	$11,069
6/17	$10,907	$10,749	$11,064
7/17	$10,973	$10,802	$11,140
8/17	$10,953	$10,895	$11,135
9/17	$10,993	$10,857	$11,179
10/17	$11,048	$10,870	$11,246
11/17	$11,051	$10,854	$11,259
12/17	$11,068	$10,901	$11,303
1/18	$11,161	$10,797	$11,412
2/18	$11,153	$10,694	$11,435
3/18	$11,171	$10,748	$11,467
4/18	$11,214	$10,676	$11,514
5/18	$11,223	$10,735	$11,534
6/18	$11,229	$10,719	$11,547
7/18	$11,314	$10,741	$11,633
8/18	$11,360	$10,794	$11,679
9/18	$11,417	$10,748	$11,760
10/18	$11,375	$10,658	$11,756
11/18	$11,255	$10,706	$11,650
12/18	$10,982	$10,874	$11,353
1/19	$11,254	$11,024	$11,642
2/19	$11,394	$11,036	$11,828
3/19	$11,382	$11,235	$11,807
4/19	$11,525	$11,251	$12,002
5/19	$11,471	$11,423	$11,976
6/19	$11,508	$11,585	$12,005
7/19	$11,568	$11,619	$12,101
8/19	$11,539	$11,882	$12,068
9/19	$11,574	$11,830	$12,124
10/19	$11,527	$11,869	$12,070
11/19	$11,572	$11,866	$12,141
12/19	$11,750	$11,884	$12,334
1/20	$11,783	$12,097	$12,403
2/20	$11,624	$12,278	$12,239
3/20	$10,270	$12,039	$10,725
4/20	$10,652	$12,280	$11,208
5/20	$10,993	$12,394	$11,634
6/20	$11,128	$12,498	$11,766
7/20	$11,333	$12,717	$11,996
8/20	$11,486	$12,644	$12,176
9/20	$11,497	$12,621	$12,253
10/20	$11,527	$12,576	$12,278
11/20	$11,831	$12,740	$12,551
12/20	$11,959	$12,784	$12,720
1/21	$12,068	$12,704	$12,871
2/21	$12,121	$12,540	$12,947
3/21	$12,091	$12,394	$12,946
4/21	$12,147	$12,498	$13,013
5/21	$12,199	$12,546	$13,089
6/21	$12,266	$12,637	$13,137
7/21	$12,263	$12,764	$13,135
8/21	$12,331	$12,756	$13,198
9/21	$12,370	$12,647	$13,282
10/21	$12,380	$12,636	$13,318
11/21	$12,319	$12,652	$13,297
12/21	$12,402	$12,643	$13,382
1/22	$12,341	$12,366	$13,430
2/22	$12,292	$12,197	$13,361
3/22	$12,276	$11,870	$13,368
4/22	$12,175	$11,427	$13,397
5/22	$11,932	$11,490	$13,054
6/22	$11,533	$11,261	$12,771
7/22	$11,861	$11,544	$13,044
8/22	$11,918	$11,244	$13,241
9/22	$11,580	$10,759	$12,939
10/22	$11,711	$10,641	$13,068
11/22	$11,918	$11,038	$13,224
12/22	$11,890	$11,001	$13,278
1/23	$12,222	$11,342	$13,633
2/23	$12,240	$11,063	$13,711
3/23	$12,247	$11,323	$13,707
4/23	$12,345	$11,392	$13,851
5/23	$12,309	$11,274	$13,826
6/23	$12,518	$11,256	$14,139
7/23	$12,670	$11,267	$14,320
8/23	$12,780	$11,200	$14,488
9/23	$12,790	$10,932	$14,628
10/23	$12,727	$10,768	$14,625
11/23	$12,965	$11,253	$14,803
12/23	$13,205	$11,680	$15,047
1/24	$13,270	$11,652	$15,149
2/24	$13,346	$11,512	$15,287
3/24	$13,459	$11,625	$15,417
4/24	$13,474	$11,353	$15,510
5/24	$13,572	$11,542	$15,655
6/24	$13,619	$11,647	$15,710
7/24	$13,718	$11,911	$15,817
8/24	$13,815	$12,087	$15,917
9/24	$13,894	$12,253	$16,031
10/24	$14,164	$11,974	$16,169

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class C, with conversion to Class A after 8 years	9.77%	3.92%	3.54%
Class C, with 1% Maximum Deferred Sales Charge and conversion to Class A after 8 years	8.77%	3.92%	3.54%
Bloomberg U.S. Universal IndexFootnote Reference1	11.20%	0.18%	1.82%
Morningstar®LSTA® US Leveraged Loan Index℠	10.56%	6.02%	4.92%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$839,459,807
# of Portfolio Holdings (for Eaton Vance Floating Rate Portfolio and High Income Opportunities Portfolio)	1,128
Portfolio Turnover Rate	4%
Total Advisory Fees Paid	$4,499,124

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

References to the Fund's investments are to the Fund's pro rata share of the investments of Eaton Vance Floating Rate Portfolio and High Income Opportunities Portfolio, affiliated investment companies in which the Fund invests substantially all of its assets.

Asset Allocation (% of net assets)

Value	Value
Other Net AssetsFootnote Reference*	1.3%
Common Stocks	1.3%
Asset-Backed Securities	3.5%
Short-Term Investments	3.9%
Corporate Bonds	18.3%
Senior Floating-Rate LoansFootnote Reference†	71.7%
Footnote	Description
Footnote*	Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.
Footnote†	Net of unfunded loan commitments.

Credit Quality (% of total investments)Footnote Referencea

Value	Value
Not Rated	6.0%
CCC or Lower	6.7%
B	56.5%
BB	25.3%
BBB	5.5%
Footnote	Description
Footnote[a]	Excludes short-term investments, and equities for Eaton Vance Floating Rate Portfolio (FRP). FRP: Ratings are based on S&P Global Ratings (“S&P”); High Income Opportunities Portfolio: Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P or Fitch Ratings (“Fitch”). This breakdown assigns a numeric equivalent to the ratings from the aforementioned agencies and the mean is rounded to the nearest integer and converted to an equivalent S&P rating ranging from AAA, being the highest, to D, being the lowest. Ratings of BBB or higher are considered to be investment-grade quality. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Material Fund Changes

This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by March 1, 2025 at www.eatonvance.com/open-end-mutual-fund-documents.php or upon request by contacting us at 1-800-262-1122.

Effective March 13, 2024, the investment adviser and administrator has agreed to reimburse the Fund's expenses to the extent that total annual operating expenses (relating to ordinary expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses) exceed 1.80% of the Fund's average daily net assets for Class C. This agreement may be changed or terminated after March 1, 2025.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

ECFHX-TSR-AR

Eaton Vance Floating-Rate & High Income Fund

Class I EIFHX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Floating-Rate & High Income Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$86	0.82%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and Eaton Vance Floating Rate Portfolio and High Income Opportunities Portfolio, the Portfolios in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Morningstar® LSTA® US Leveraged Loan Index (the Index):

↑ An out-of-Index allocation to collateralized loan obligation debt investments, which performed strongly during the period, contributed to Index-relative returns

↑ An out-of-Index allocation to secured high yield bonds, which generally outperformed floating-rate loans during the period, helped Index-relative returns

↑ Loan selections in the diversified telecommunication services industry and the chemicals industry contributed to Index-relative returns during the period

↓ Loan selections in the health care providers & services, household durables, and energy equipment & services industries detracted from Index-relative returns

↓ An underweight exposure to CCC-rated loans hampered Index-relative performance as lower-rated loans generally outperformed higher-rated loans during the period

↓ During a period of strong performance by floating-rate loans, the Fund’s modest cash position dragged on returns relative to the Index

Fund Performance

Comparison of the change in value of a $1,000,000 investment for the period indicated.

	Class I	Bloomberg U.S. Universal Index	Morningstar® LSTA® US Leveraged Loan Index℠
10/14	$1,000,000	$1,000,000	$1,000,000
11/14	$1,001,244	$1,005,397	$1,004,967
12/14	$992,419	$1,003,580	$992,356
1/15	$995,815	$1,022,684	$995,649
2/15	$1,010,389	$1,016,723	$1,009,696
3/15	$1,013,010	$1,020,920	$1,013,447
4/15	$1,022,357	$1,019,735	$1,022,770
5/15	$1,023,770	$1,017,951	$1,024,690
6/15	$1,018,139	$1,006,590	$1,020,403
7/15	$1,018,377	$1,012,452	$1,020,340
8/15	$1,008,270	$1,009,468	$1,013,203
9/15	$996,768	$1,013,420	$1,006,623
10/15	$1,002,888	$1,016,659	$1,004,785
11/15	$990,144	$1,012,952	$995,983
12/15	$977,571	$1,007,891	$985,526
1/16	$969,464	$1,019,017	$979,091
2/16	$968,426	$1,026,256	$973,932
3/16	$998,580	$1,038,833	$1,000,771
4/16	$1,022,713	$1,045,911	$1,020,638
5/16	$1,030,270	$1,046,728	$1,029,737
6/16	$1,030,518	$1,065,155	$1,029,955
7/16	$1,045,295	$1,073,933	$1,044,688
8/16	$1,055,428	$1,075,091	$1,052,533
9/16	$1,064,208	$1,075,347	$1,061,626
10/16	$1,072,993	$1,068,213	$1,070,389
11/16	$1,075,299	$1,044,202	$1,073,222
12/16	$1,090,527	$1,047,304	$1,085,632
1/17	$1,097,978	$1,050,999	$1,091,706
2/17	$1,103,785	$1,059,108	$1,097,184
3/17	$1,107,418	$1,058,753	$1,098,067
4/17	$1,113,651	$1,067,538	$1,102,860
5/17	$1,118,775	$1,075,775	$1,106,892
6/17	$1,120,042	$1,074,863	$1,106,418
7/17	$1,126,492	$1,080,216	$1,114,031
8/17	$1,125,388	$1,089,536	$1,113,540
9/17	$1,130,490	$1,085,702	$1,117,893
10/17	$1,137,037	$1,087,005	$1,124,579
11/17	$1,138,343	$1,085,360	$1,125,884
12/17	$1,141,035	$1,090,145	$1,130,343
1/18	$1,151,601	$1,079,655	$1,141,223
2/18	$1,151,591	$1,069,417	$1,143,489
3/18	$1,154,479	$1,074,811	$1,146,711
4/18	$1,161,199	$1,067,639	$1,151,449
5/18	$1,161,731	$1,073,462	$1,153,390
6/18	$1,163,405	$1,071,905	$1,154,720
7/18	$1,173,127	$1,074,148	$1,163,254
8/18	$1,178,873	$1,079,440	$1,167,921
9/18	$1,185,795	$1,074,815	$1,175,951
10/18	$1,182,501	$1,065,824	$1,175,586
11/18	$1,171,013	$1,070,617	$1,164,980
12/18	$1,143,632	$1,087,367	$1,135,333
1/19	$1,172,863	$1,102,360	$1,164,246
2/19	$1,188,325	$1,103,561	$1,182,778
3/19	$1,188,196	$1,123,489	$1,180,713
4/19	$1,205,372	$1,125,062	$1,200,213
5/19	$1,199,422	$1,142,296	$1,197,610
6/19	$1,204,247	$1,158,453	$1,200,512
7/19	$1,211,562	$1,161,901	$1,210,136
8/19	$1,209,621	$1,188,192	$1,206,810
9/19	$1,214,297	$1,183,044	$1,212,440
10/19	$1,210,345	$1,186,867	$1,206,986
11/19	$1,216,145	$1,186,629	$1,214,077
12/19	$1,237,199	$1,188,398	$1,233,447
1/20	$1,240,323	$1,209,727	$1,240,338
2/20	$1,224,574	$1,227,840	$1,223,946
3/20	$1,083,218	$1,203,856	$1,072,542
4/20	$1,124,348	$1,227,971	$1,120,824
5/20	$1,161,265	$1,239,440	$1,163,366
6/20	$1,176,475	$1,249,782	$1,176,608
7/20	$1,199,034	$1,271,736	$1,199,636
8/20	$1,216,214	$1,264,402	$1,217,554
9/20	$1,218,446	$1,262,124	$1,225,275
10/20	$1,222,582	$1,257,613	$1,227,767
11/20	$1,255,774	$1,274,024	$1,255,096
12/20	$1,270,400	$1,278,423	$1,271,986
1/21	$1,283,066	$1,270,388	$1,287,110
2/21	$1,289,613	$1,253,996	$1,294,673
3/21	$1,287,594	$1,239,403	$1,294,641
4/21	$1,294,557	$1,249,825	$1,301,294
5/21	$1,301,268	$1,254,592	$1,308,853
6/21	$1,309,471	$1,263,738	$1,313,701
7/21	$1,310,263	$1,276,427	$1,313,527
8/21	$1,318,619	$1,275,575	$1,319,764
9/21	$1,323,841	$1,264,683	$1,328,244
10/21	$1,326,079	$1,263,649	$1,331,786
11/21	$1,320,657	$1,265,175	$1,329,662
12/21	$1,330,644	$1,264,322	$1,338,159
1/22	$1,325,258	$1,236,603	$1,343,025
2/22	$1,322,604	$1,219,743	$1,336,129
3/22	$1,320,463	$1,187,019	$1,336,768
4/22	$1,312,264	$1,142,746	$1,339,669
5/22	$1,285,717	$1,149,034	$1,305,398
6/22	$1,243,828	$1,126,073	$1,277,121
7/22	$1,280,222	$1,154,385	$1,304,355
8/22	$1,287,684	$1,124,375	$1,324,052
9/22	$1,252,865	$1,075,933	$1,293,895
10/22	$1,267,335	$1,064,128	$1,306,753
11/22	$1,290,697	$1,103,805	$1,322,406
12/22	$1,288,822	$1,100,056	$1,327,841
1/23	$1,325,840	$1,134,180	$1,363,259
2/23	$1,328,765	$1,106,311	$1,371,123
3/23	$1,330,737	$1,132,265	$1,370,692
4/23	$1,342,450	$1,139,182	$1,385,108
5/23	$1,339,685	$1,127,371	$1,382,564
6/23	$1,363,490	$1,125,619	$1,413,868
7/23	$1,381,166	$1,126,738	$1,432,041
8/23	$1,394,399	$1,119,953	$1,448,819
9/23	$1,396,632	$1,093,247	$1,462,762
10/23	$1,390,986	$1,076,807	$1,462,497
11/23	$1,418,076	$1,125,268	$1,480,335
12/23	$1,445,494	$1,167,966	$1,504,726
1/24	$1,453,811	$1,165,171	$1,514,884
2/24	$1,463,276	$1,151,201	$1,528,658
3/24	$1,476,951	$1,162,504	$1,541,681
4/24	$1,481,582	$1,135,338	$1,550,957
5/24	$1,491,873	$1,154,158	$1,565,521
6/24	$1,498,232	$1,164,708	$1,570,989
7/24	$1,512,175	$1,191,145	$1,581,703
8/24	$1,522,335	$1,208,679	$1,591,738
9/24	$1,532,274	$1,225,257	$1,603,094
10/24	$1,542,071	$1,197,428	$1,616,889

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class I	10.86%	4.96%	4.42%
Bloomberg U.S. Universal IndexFootnote Reference1	11.20%	0.18%	1.82%
Morningstar®LSTA® US Leveraged Loan Index℠	10.56%	6.02%	4.92%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$839,459,807
# of Portfolio Holdings (for Eaton Vance Floating Rate Portfolio and High Income Opportunities Portfolio)	1,128
Portfolio Turnover Rate	4%
Total Advisory Fees Paid	$4,499,124

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

References to the Fund's investments are to the Fund's pro rata share of the investments of Eaton Vance Floating Rate Portfolio and High Income Opportunities Portfolio, affiliated investment companies in which the Fund invests substantially all of its assets.

Asset Allocation (% of net assets)

Value	Value
Other Net AssetsFootnote Reference*	1.3%
Common Stocks	1.3%
Asset-Backed Securities	3.5%
Short-Term Investments	3.9%
Corporate Bonds	18.3%
Senior Floating-Rate LoansFootnote Reference†	71.7%
Footnote	Description
Footnote*	Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.
Footnote†	Net of unfunded loan commitments.

Credit Quality (% of total investments)Footnote Referencea

Value	Value
Not Rated	6.0%
CCC or Lower	6.7%
B	56.5%
BB	25.3%
BBB	5.5%
Footnote	Description
Footnote[a]	Excludes short-term investments, and equities for Eaton Vance Floating Rate Portfolio (FRP). FRP: Ratings are based on S&P Global Ratings (“S&P”); High Income Opportunities Portfolio: Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P or Fitch Ratings (“Fitch”). This breakdown assigns a numeric equivalent to the ratings from the aforementioned agencies and the mean is rounded to the nearest integer and converted to an equivalent S&P rating ranging from AAA, being the highest, to D, being the lowest. Ratings of BBB or higher are considered to be investment-grade quality. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Material Fund Changes

This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by March 1, 2025 at www.eatonvance.com/open-end-mutual-fund-documents.php or upon request by contacting us at 1-800-262-1122.

Effective March 13, 2024, the investment adviser and administrator has agreed to reimburse the Fund's expenses to the extent that total annual operating expenses (relating to ordinary expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses) exceed 0.80% of the Fund's average daily net assets for Class I. This agreement may be changed or terminated after March 1, 2025.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

EIFHX-TSR-AR

Eaton Vance Floating-Rate & High Income Fund

Class R6 ESFHX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Floating-Rate & High Income Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$80	0.76%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and Eaton Vance Floating Rate Portfolio and High Income Opportunities Portfolio, the Portfolios in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Morningstar® LSTA® US Leveraged Loan Index (the Index):

↑ An out-of-Index allocation to collateralized loan obligation debt investments, which performed strongly during the period, contributed to Index-relative returns

↑ An out-of-Index allocation to secured high yield bonds, which generally outperformed floating-rate loans during the period, helped Index-relative returns

↑ Loan selections in the diversified telecommunication services industry and the chemicals industry contributed to Index-relative returns during the period

↓ Loan selections in the health care providers & services, household durables, and energy equipment & services industries detracted from Index-relative returns

↓ An underweight exposure to CCC-rated loans hampered Index-relative performance as lower-rated loans generally outperformed higher-rated loans during the period

↓ During a period of strong performance by floating-rate loans, the Fund’s modest cash position dragged on returns relative to the Index

Fund Performance

Comparison of the change in value of a $5,000,000 investment for the period indicated.

	Class R6	Bloomberg U.S. Universal Index	Morningstar® LSTA® US Leveraged Loan Index℠
10/14	$5,000,000	$5,000,000	$5,000,000
11/14	$5,006,222	$5,026,983	$5,024,836
12/14	$4,962,096	$5,017,901	$4,961,781
1/15	$4,979,075	$5,113,418	$4,978,245
2/15	$5,051,946	$5,083,617	$5,048,479
3/15	$5,065,049	$5,104,598	$5,067,234
4/15	$5,111,785	$5,098,676	$5,113,849
5/15	$5,118,848	$5,089,756	$5,123,449
6/15	$5,090,697	$5,032,951	$5,102,017
7/15	$5,091,887	$5,062,258	$5,101,701
8/15	$5,041,350	$5,047,342	$5,066,014
9/15	$4,983,842	$5,067,099	$5,033,115
10/15	$5,014,439	$5,083,296	$5,023,927
11/15	$4,950,720	$5,064,759	$4,979,917
12/15	$4,887,856	$5,039,457	$4,927,628
1/16	$4,847,318	$5,095,087	$4,895,453
2/16	$4,842,129	$5,131,280	$4,869,659
3/16	$4,992,902	$5,194,166	$5,003,856
4/16	$5,113,564	$5,229,555	$5,103,190
5/16	$5,151,349	$5,233,640	$5,148,685
6/16	$5,152,731	$5,325,777	$5,149,773
7/16	$5,227,360	$5,369,663	$5,223,440
8/16	$5,272,407	$5,375,456	$5,262,665
9/16	$5,323,031	$5,376,733	$5,308,130
10/16	$5,369,921	$5,341,063	$5,351,946
11/16	$5,374,763	$5,221,011	$5,366,111
12/16	$5,450,819	$5,236,520	$5,428,159
1/17	$5,494,517	$5,254,995	$5,458,532
2/17	$5,522,541	$5,295,541	$5,485,921
3/17	$5,540,938	$5,293,767	$5,490,333
4/17	$5,572,344	$5,337,691	$5,514,301
5/17	$5,598,195	$5,378,873	$5,534,462
6/17	$5,598,347	$5,374,313	$5,532,091
7/17	$5,637,140	$5,401,082	$5,570,155
8/17	$5,631,805	$5,447,680	$5,567,700
9/17	$5,657,531	$5,428,508	$5,589,467
10/17	$5,690,522	$5,435,026	$5,622,897
11/17	$5,697,255	$5,426,801	$5,629,422
12/17	$5,710,929	$5,450,725	$5,651,716
1/18	$5,764,017	$5,398,274	$5,706,113
2/18	$5,764,163	$5,347,087	$5,717,443
3/18	$5,778,827	$5,374,056	$5,733,554
4/18	$5,806,153	$5,338,197	$5,757,245
5/18	$5,815,550	$5,367,309	$5,766,951
6/18	$5,824,122	$5,359,525	$5,773,602
7/18	$5,872,988	$5,370,741	$5,816,272
8/18	$5,902,033	$5,397,201	$5,839,607
9/18	$5,936,899	$5,374,074	$5,879,756
10/18	$5,920,981	$5,329,118	$5,877,931
11/18	$5,863,708	$5,353,085	$5,824,901
12/18	$5,726,885	$5,436,837	$5,676,667
1/19	$5,873,638	$5,511,800	$5,821,231
2/19	$5,951,314	$5,517,807	$5,913,888
3/19	$5,950,931	$5,617,446	$5,903,564
4/19	$6,037,281	$5,625,309	$6,001,067
5/19	$6,007,767	$5,711,481	$5,988,052
6/19	$6,032,232	$5,792,265	$6,002,560
7/19	$6,069,198	$5,809,507	$6,050,679
8/19	$6,059,407	$5,940,961	$6,034,049
9/19	$6,083,145	$5,915,222	$6,062,199
10/19	$6,063,654	$5,934,333	$6,034,929
11/19	$6,093,087	$5,933,147	$6,070,386
12/19	$6,198,891	$5,941,988	$6,167,233
1/20	$6,214,867	$6,048,634	$6,201,692
2/20	$6,136,247	$6,139,202	$6,119,732
3/20	$5,428,027	$6,019,281	$5,362,710
4/20	$5,634,478	$6,139,856	$5,604,122
5/20	$5,819,837	$6,197,201	$5,816,829
6/20	$5,896,414	$6,248,911	$5,883,038
7/20	$6,009,838	$6,358,678	$5,998,178
8/20	$6,095,453	$6,322,012	$6,087,770
9/20	$6,106,939	$6,310,618	$6,126,373
10/20	$6,127,155	$6,288,063	$6,138,834
11/20	$6,293,818	$6,370,118	$6,275,482
12/20	$6,367,463	$6,392,115	$6,359,930
1/21	$6,431,279	$6,351,938	$6,435,550
2/21	$6,464,299	$6,269,979	$6,473,367
3/21	$6,454,574	$6,197,013	$6,473,206
4/21	$6,490,294	$6,249,123	$6,506,471
5/21	$6,524,185	$6,272,959	$6,544,264
6/21	$6,565,541	$6,318,690	$6,568,503
7/21	$6,569,737	$6,382,137	$6,567,634
8/21	$6,612,146	$6,377,877	$6,598,822
9/21	$6,638,588	$6,323,413	$6,641,221
10/21	$6,650,142	$6,318,245	$6,658,928
11/21	$6,623,207	$6,325,877	$6,648,308
12/21	$6,673,550	$6,321,611	$6,690,797
1/22	$6,646,783	$6,183,015	$6,715,127
2/22	$6,633,790	$6,098,716	$6,680,647
3/22	$6,623,288	$5,935,095	$6,683,839
4/22	$6,582,399	$5,713,731	$6,698,344
5/22	$6,449,470	$5,745,169	$6,526,988
6/22	$6,239,579	$5,630,366	$6,385,605
7/22	$6,422,387	$5,771,925	$6,521,776
8/22	$6,460,117	$5,621,876	$6,620,262
9/22	$6,285,435	$5,379,665	$6,469,475
10/22	$6,358,978	$5,320,638	$6,533,762
11/22	$6,476,741	$5,519,025	$6,612,028
12/22	$6,467,713	$5,500,280	$6,639,203
1/23	$6,653,874	$5,670,901	$6,816,295
2/23	$6,668,727	$5,531,557	$6,855,614
3/23	$6,679,008	$5,661,324	$6,853,461
4/23	$6,738,026	$5,695,908	$6,925,542
5/23	$6,724,573	$5,636,854	$6,912,822
6/23	$6,844,491	$5,628,094	$7,069,338
7/23	$6,933,668	$5,633,689	$7,160,203
8/23	$7,000,555	$5,599,763	$7,244,093
9/23	$7,012,213	$5,466,236	$7,313,810
10/23	$6,984,020	$5,384,034	$7,312,483
11/23	$7,120,462	$5,626,342	$7,401,673
12/23	$7,258,582	$5,839,829	$7,523,630
1/24	$7,300,828	$5,825,853	$7,574,419
2/24	$7,348,800	$5,756,004	$7,643,290
3/24	$7,417,853	$5,812,519	$7,708,406
4/24	$7,441,310	$5,676,689	$7,754,784
5/24	$7,493,321	$5,770,788	$7,827,607
6/24	$7,525,665	$5,823,542	$7,854,947
7/24	$7,596,207	$5,955,723	$7,908,516
8/24	$7,647,566	$6,043,397	$7,958,692
9/24	$7,697,821	$6,126,285	$8,015,472
10/24	$7,747,659	$5,987,140	$8,084,443

Average Annual Total Returns (%)Footnote Reference1

Fund	1 Year	5 Years	10 Years
Class R6	10.93%	5.02%	4.47%
Bloomberg U.S. Universal IndexFootnote Reference2	11.20%	0.18%	1.82%
Morningstar®LSTA® US Leveraged Loan Index℠	10.56%	6.02%	4.92%
Footnote	Description
Footnote[1]	Class R6 performance prior to 6/27/16 is linked to Class I. This linked performance is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the Financial Highlights included in the financial statements is not linked.
Footnote[2]	In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$839,459,807
# of Portfolio Holdings (for Eaton Vance Floating Rate Portfolio and High Income Opportunities Portfolio)	1,128
Portfolio Turnover Rate	4%
Total Advisory Fees Paid	$4,499,124

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

References to the Fund's investments are to the Fund's pro rata share of the investments of Eaton Vance Floating Rate Portfolio and High Income Opportunities Portfolio, affiliated investment companies in which the Fund invests substantially all of its assets.

Asset Allocation (% of net assets)

Value	Value
Other Net AssetsFootnote Reference*	1.3%
Common Stocks	1.3%
Asset-Backed Securities	3.5%
Short-Term Investments	3.9%
Corporate Bonds	18.3%
Senior Floating-Rate LoansFootnote Reference†	71.7%
Footnote	Description
Footnote*	Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.
Footnote†	Net of unfunded loan commitments.

Credit Quality (% of total investments)Footnote Referencea

Value	Value
Not Rated	6.0%
CCC or Lower	6.7%
B	56.5%
BB	25.3%
BBB	5.5%
Footnote	Description
Footnote[a]	Excludes short-term investments, and equities for Eaton Vance Floating Rate Portfolio (FRP). FRP: Ratings are based on S&P Global Ratings (“S&P”); High Income Opportunities Portfolio: Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P or Fitch Ratings (“Fitch”). This breakdown assigns a numeric equivalent to the ratings from the aforementioned agencies and the mean is rounded to the nearest integer and converted to an equivalent S&P rating ranging from AAA, being the highest, to D, being the lowest. Ratings of BBB or higher are considered to be investment-grade quality. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Material Fund Changes

This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by March 1, 2025 at www.eatonvance.com/open-end-mutual-fund-documents.php or upon request by contacting us at 1-800-262-1122.

Effective March 13, 2024, the investment adviser and administrator has agreed to reimburse the Fund's expenses to the extent that total annual operating expenses (relating to ordinary expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses) exceed 0.75% of the Fund's average daily net assets for Class R6. This agreement may be changed or terminated after March 1, 2025.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

ESFHX-TSR-AR

Eaton Vance Floating-Rate Fund

Advisers Class EABLX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Floating-Rate Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Advisers Class	$111	1.06%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and Eaton Vance Floating Rate Portfolio, the Portfolio in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Morningstar® LSTA® US Leveraged Loan Index (the Index):

↓ Loan selections in the health care providers & services, household durables, and energy equipment & services industries detracted from Index-relative returns

↓ An underweight exposure to CCC-rated loans detracted from Index-relative performance as lower-rated loans generally outperformed higher-rated loans during the period

↓ During a period of strong performance by floating-rate loans, the Fund’s modest cash position detracted from returns relative to the Index

↑ An out-of-Index allocation to collateralized loan obligation debt investments, which performed strongly during the period, contributed to Index-relative returns

↑ An out-of-Index allocation to secured high yield bonds, which generally outperformed floating-rate loans during the period, helped Index-relative performance

↑ Loan selections in the diversified telecommunication services industry and the chemicals industry contributed to Index-relative returns during the period

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Advisers Class	Bloomberg U.S. Universal Index	Morningstar ® LSTA® US Leveraged Loan Index℠
10/14	$10,000	$10,000	$10,000
11/14	$10,031	$10,054	$10,050
12/14	$9,941	$10,036	$9,924
1/15	$9,960	$10,227	$9,956
2/15	$10,089	$10,167	$10,097
3/15	$10,123	$10,209	$10,134
4/15	$10,211	$10,197	$10,228
5/15	$10,210	$10,180	$10,247
6/15	$10,162	$10,066	$10,204
7/15	$10,160	$10,125	$10,203
8/15	$10,068	$10,095	$10,132
9/15	$9,986	$10,134	$10,066
10/15	$9,997	$10,167	$10,048
11/15	$9,869	$10,130	$9,960
12/15	$9,754	$10,079	$9,855
1/16	$9,671	$10,190	$9,791
2/16	$9,633	$10,263	$9,739
3/16	$9,938	$10,388	$10,008
4/16	$10,184	$10,459	$10,206
5/16	$10,254	$10,467	$10,297
6/16	$10,253	$10,652	$10,300
7/16	$10,383	$10,739	$10,447
8/16	$10,454	$10,751	$10,525
9/16	$10,560	$10,753	$10,616
10/16	$10,654	$10,682	$10,704
11/16	$10,673	$10,442	$10,732
12/16	$10,819	$10,473	$10,856
1/17	$10,888	$10,510	$10,917
2/17	$10,940	$10,591	$10,972
3/17	$10,971	$10,588	$10,981
4/17	$11,016	$10,675	$11,029
5/17	$11,061	$10,758	$11,069
6/17	$11,057	$10,749	$11,064
7/17	$11,116	$10,802	$11,140
8/17	$11,113	$10,895	$11,135
9/17	$11,159	$10,857	$11,179
10/17	$11,219	$10,870	$11,246
11/17	$11,239	$10,854	$11,259
12/17	$11,261	$10,901	$11,303
1/18	$11,373	$10,797	$11,412
2/18	$11,394	$10,694	$11,435
3/18	$11,430	$10,748	$11,467
4/18	$11,492	$10,676	$11,514
5/18	$11,505	$10,735	$11,534
6/18	$11,518	$10,719	$11,547
7/18	$11,609	$10,741	$11,633
8/18	$11,661	$10,794	$11,679
9/18	$11,725	$10,748	$11,760
10/18	$11,716	$10,658	$11,756
11/18	$11,615	$10,706	$11,650
12/18	$11,321	$10,874	$11,353
1/19	$11,576	$11,024	$11,642
2/19	$11,736	$11,036	$11,828
3/19	$11,706	$11,235	$11,807
4/19	$11,870	$11,251	$12,002
5/19	$11,824	$11,423	$11,976
6/19	$11,841	$11,585	$12,005
7/19	$11,912	$11,619	$12,101
8/19	$11,877	$11,882	$12,068
9/19	$11,920	$11,830	$12,124
10/19	$11,852	$11,869	$12,070
11/19	$11,917	$11,866	$12,141
12/19	$12,090	$11,884	$12,334
1/20	$12,145	$12,097	$12,403
2/20	$12,003	$12,278	$12,239
3/20	$10,636	$12,039	$10,725
4/20	$11,014	$12,280	$11,208
5/20	$11,366	$12,394	$11,634
6/20	$11,523	$12,498	$11,766
7/20	$11,681	$12,717	$11,996
8/20	$11,868	$12,644	$12,176
9/20	$11,914	$12,621	$12,253
10/20	$11,935	$12,576	$12,278
11/20	$12,221	$12,740	$12,551
12/20	$12,360	$12,784	$12,720
1/21	$12,491	$12,704	$12,871
2/21	$12,535	$12,540	$12,947
3/21	$12,511	$12,394	$12,946
4/21	$12,559	$12,498	$13,013
5/21	$12,619	$12,546	$13,089
6/21	$12,679	$12,637	$13,137
7/21	$12,668	$12,764	$13,135
8/21	$12,758	$12,756	$13,198
9/21	$12,789	$12,647	$13,282
10/21	$12,806	$12,636	$13,318
11/21	$12,779	$12,652	$13,297
12/21	$12,846	$12,643	$13,382
1/22	$12,848	$12,366	$13,430
2/22	$12,789	$12,197	$13,361
3/22	$12,779	$11,870	$13,368
4/22	$12,756	$11,427	$13,397
5/22	$12,440	$11,490	$13,054
6/22	$12,110	$11,261	$12,771
7/22	$12,381	$11,544	$13,044
8/22	$12,526	$11,244	$13,241
9/22	$12,207	$10,759	$12,939
10/22	$12,332	$10,641	$13,068
11/22	$12,511	$11,038	$13,224
12/22	$12,525	$11,001	$13,278
1/23	$12,850	$11,342	$13,633
2/23	$12,925	$11,063	$13,711
3/23	$12,885	$11,323	$13,707
4/23	$13,015	$11,392	$13,851
5/23	$13,007	$11,274	$13,826
6/23	$13,237	$11,256	$14,139
7/23	$13,410	$11,267	$14,320
8/23	$13,573	$11,200	$14,488
9/23	$13,612	$10,932	$14,628
10/23	$13,578	$10,768	$14,625
11/23	$13,776	$11,253	$14,803
12/23	$14,003	$11,680	$15,047
1/24	$14,103	$11,652	$15,149
2/24	$14,214	$11,512	$15,287
3/24	$14,330	$11,625	$15,417
4/24	$14,375	$11,353	$15,510
5/24	$14,476	$11,542	$15,655
6/24	$14,521	$11,647	$15,710
7/24	$14,640	$11,911	$15,817
8/24	$14,721	$12,087	$15,917
9/24	$14,800	$12,253	$16,031
10/24	$14,912	$11,974	$16,169

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Advisers Class	9.82%	4.70%	4.07%
Bloomberg U.S. Universal IndexFootnote Reference1	11.20%	0.18%	1.82%
Morningstar®LSTA® US Leveraged Loan Index℠	10.56%	6.02%	4.92%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$4,607,023,563
# of Portfolio Holdings (for Eaton Vance Floating Rate Portfolio)	646
Portfolio Turnover Rate (for Eaton Vance Floating Rate Portfolio)	31%
Total Advisory Fees Paid	$23,969,194

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

References to the Fund's investments are to the Fund's pro rata share of the investments of Eaton Vance Floating Rate Portfolio, an affiliated investment company in which the Fund invests substantially all of its assets.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	0.0%
Common Stocks	1.3%
Asset-Backed Securities	3.8%
Short-Term Investments	4.0%
Corporate Bonds	8.2%
Senior Floating-Rate Loans	82.7%
Footnote	Description
Footnote†	Investment types less than 1% each

Credit Quality (% of total investments)Footnote Referencea

Value	Value
Not Rated	6.1%
CCC or Lower	5.8%
B	59.4%
BB	23.0%
BBB	5.7%
Footnote	Description
Footnote[a]	Excludes Short-Term investments and Equities. Ratings are categorized using S&P Global Ratings (“S&P”), with ratings ranging from AAA, being the highest, to D, being the lowest. Ratings of BBB or higher are considered to be investment-grade quality. Holdings designated as “Not Rated” (if any) are not rated by S&P.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

EABLX-TSR-AR

Eaton Vance Floating-Rate Fund

Class A EVBLX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Floating-Rate Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$111	1.06%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and Eaton Vance Floating Rate Portfolio, the Portfolio in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Morningstar® LSTA® US Leveraged Loan Index (the Index):

↓ Loan selections in the health care providers & services, household durables, and energy equipment & services industries detracted from Index-relative returns

↓ An underweight exposure to CCC-rated loans detracted from Index-relative performance as lower-rated loans generally outperformed higher-rated loans during the period

↓ During a period of strong performance by floating-rate loans, the Fund’s modest cash position detracted from returns relative to the Index

↑ An out-of-Index allocation to collateralized loan obligation debt investments, which performed strongly during the period, contributed to Index-relative returns

↑ An out-of-Index allocation to secured high yield bonds, which generally outperformed floating-rate loans during the period, helped Index-relative performance

↑ Loan selections in the diversified telecommunication services industry and the chemicals industry contributed to Index-relative returns during the period

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class A with Maximum Sales Charge	Bloomberg U.S. Universal Index	Morningstar ® LSTA® US Leveraged Loan Index℠
10/14	$10,000	$10,000	$10,000
11/14	$9,716	$10,054	$10,050
12/14	$9,632	$10,036	$9,924
1/15	$9,651	$10,227	$9,956
2/15	$9,773	$10,167	$10,097
3/15	$9,805	$10,209	$10,134
4/15	$9,889	$10,197	$10,228
5/15	$9,889	$10,180	$10,247
6/15	$9,834	$10,066	$10,204
7/15	$9,845	$10,125	$10,203
8/15	$9,749	$10,095	$10,132
9/15	$9,672	$10,134	$10,066
10/15	$9,684	$10,167	$10,048
11/15	$9,554	$10,130	$9,960
12/15	$9,448	$10,079	$9,855
1/16	$9,371	$10,190	$9,791
2/16	$9,326	$10,263	$9,739
3/16	$9,624	$10,388	$10,008
4/16	$9,855	$10,459	$10,206
5/16	$9,933	$10,467	$10,297
6/16	$9,922	$10,652	$10,300
7/16	$10,056	$10,739	$10,447
8/16	$10,124	$10,751	$10,525
9/16	$10,224	$10,753	$10,616
10/16	$10,313	$10,682	$10,704
11/16	$10,332	$10,442	$10,732
12/16	$10,481	$10,473	$10,856
1/17	$10,546	$10,510	$10,917
2/17	$10,596	$10,591	$10,972
3/17	$10,615	$10,588	$10,981
4/17	$10,669	$10,675	$11,029
5/17	$10,701	$10,758	$11,069
6/17	$10,710	$10,749	$11,064
7/17	$10,766	$10,802	$11,140
8/17	$10,765	$10,895	$11,135
9/17	$10,797	$10,857	$11,179
10/17	$10,866	$10,870	$11,246
11/17	$10,874	$10,854	$11,259
12/17	$10,908	$10,901	$11,303
1/18	$11,013	$10,797	$11,412
2/18	$11,034	$10,694	$11,435
3/18	$11,070	$10,748	$11,467
4/18	$11,128	$10,676	$11,514
5/18	$11,142	$10,735	$11,534
6/18	$11,155	$10,719	$11,547
7/18	$11,241	$10,741	$11,633
8/18	$11,292	$10,794	$11,679
9/18	$11,353	$10,748	$11,760
10/18	$11,346	$10,658	$11,756
11/18	$11,240	$10,706	$11,650
12/18	$10,967	$10,874	$11,353
1/19	$11,219	$11,024	$11,642
2/19	$11,358	$11,036	$11,828
3/19	$11,344	$11,235	$11,807
4/19	$11,499	$11,251	$12,002
5/19	$11,457	$11,423	$11,976
6/19	$11,462	$11,585	$12,005
7/19	$11,530	$11,619	$12,101
8/19	$11,512	$11,882	$12,068
9/19	$11,540	$11,830	$12,124
10/19	$11,478	$11,869	$12,070
11/19	$11,541	$11,866	$12,141
12/19	$11,717	$11,884	$12,334
1/20	$11,756	$12,097	$12,403
2/20	$11,625	$12,278	$12,239
3/20	$10,307	$12,039	$10,725
4/20	$10,662	$12,280	$11,208
5/20	$11,006	$12,394	$11,634
6/20	$11,167	$12,498	$11,766
7/20	$11,316	$12,717	$11,996
8/20	$11,493	$12,644	$12,176
9/20	$11,536	$12,621	$12,253
10/20	$11,569	$12,576	$12,278
11/20	$11,839	$12,740	$12,551
12/20	$11,970	$12,784	$12,720
1/21	$12,094	$12,704	$12,871
2/21	$12,148	$12,540	$12,947
3/21	$12,127	$12,394	$12,946
4/21	$12,174	$12,498	$13,013
5/21	$12,231	$12,546	$13,089
6/21	$12,288	$12,637	$13,137
7/21	$12,278	$12,764	$13,135
8/21	$12,351	$12,756	$13,198
9/21	$12,394	$12,647	$13,282
10/21	$12,411	$12,636	$13,318
11/21	$12,372	$12,652	$13,297
12/21	$12,450	$12,643	$13,382
1/22	$12,454	$12,366	$13,430
2/22	$12,385	$12,197	$13,361
3/22	$12,377	$11,870	$13,368
4/22	$12,356	$11,427	$13,397
5/22	$12,062	$11,490	$13,054
6/22	$11,727	$11,261	$12,771
7/22	$11,996	$11,544	$13,044
8/22	$12,134	$11,244	$13,241
9/22	$11,823	$10,759	$12,939
10/22	$11,942	$10,641	$13,068
11/22	$12,126	$11,038	$13,224
12/22	$12,128	$11,001	$13,278
1/23	$12,449	$11,342	$13,633
2/23	$12,521	$11,063	$13,711
3/23	$12,486	$11,323	$13,707
4/23	$12,611	$11,392	$13,851
5/23	$12,607	$11,274	$13,826
6/23	$12,825	$11,256	$14,139
7/23	$12,989	$11,267	$14,320
8/23	$13,145	$11,200	$14,488
9/23	$13,185	$10,932	$14,628
10/23	$13,141	$10,768	$14,625
11/23	$13,344	$11,253	$14,803
12/23	$13,562	$11,680	$15,047
1/24	$13,659	$11,652	$15,149
2/24	$13,765	$11,512	$15,287
3/24	$13,877	$11,625	$15,417
4/24	$13,923	$11,353	$15,510
5/24	$14,020	$11,542	$15,655
6/24	$14,066	$11,647	$15,710
7/24	$14,180	$11,911	$15,817
8/24	$14,259	$12,087	$15,917
9/24	$14,336	$12,253	$16,031
10/24	$14,449	$11,974	$16,169

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class A	9.92%	4.70%	4.09%
Class A with 3.25% Maximum Sales Charge	6.33%	4.02%	3.75%
Bloomberg U.S. Universal IndexFootnote Reference1	11.20%	0.18%	1.82%
Morningstar®LSTA® US Leveraged Loan Index℠	10.56%	6.02%	4.92%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$4,607,023,563
# of Portfolio Holdings (for Eaton Vance Floating Rate Portfolio)	646
Portfolio Turnover Rate (for Eaton Vance Floating Rate Portfolio)	31%
Total Advisory Fees Paid	$23,969,194

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

References to the Fund's investments are to the Fund's pro rata share of the investments of Eaton Vance Floating Rate Portfolio, an affiliated investment company in which the Fund invests substantially all of its assets.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	0.0%
Common Stocks	1.3%
Asset-Backed Securities	3.8%
Short-Term Investments	4.0%
Corporate Bonds	8.2%
Senior Floating-Rate Loans	82.7%
Footnote	Description
Footnote†	Investment types less than 1% each

Credit Quality (% of total investments)Footnote Referencea

Value	Value
Not Rated	6.1%
CCC or Lower	5.8%
B	59.4%
BB	23.0%
BBB	5.7%
Footnote	Description
Footnote[a]	Excludes Short-Term investments and Equities. Ratings are categorized using S&P Global Ratings (“S&P”), with ratings ranging from AAA, being the highest, to D, being the lowest. Ratings of BBB or higher are considered to be investment-grade quality. Holdings designated as “Not Rated” (if any) are not rated by S&P.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

EVBLX-TSR-AR

Eaton Vance Floating-Rate Fund

Class C ECBLX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Floating-Rate Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$189	1.81%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and Eaton Vance Floating Rate Portfolio, the Portfolio in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Morningstar® LSTA® US Leveraged Loan Index (the Index):

↓ Loan selections in the health care providers & services, household durables, and energy equipment & services industries detracted from Index-relative returns

↓ An underweight exposure to CCC-rated loans detracted from Index-relative performance as lower-rated loans generally outperformed higher-rated loans during the period

↓ During a period of strong performance by floating-rate loans, the Fund’s modest cash position detracted from returns relative to the Index

↑ An out-of-Index allocation to collateralized loan obligation debt investments, which performed strongly during the period, contributed to Index-relative returns

↑ An out-of-Index allocation to secured high yield bonds, which generally outperformed floating-rate loans during the period, helped Index-relative performance

↑ Loan selections in the diversified telecommunication services industry and the chemicals industry contributed to Index-relative returns during the period

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class C	Bloomberg U.S. Universal Index	Morningstar ® LSTA® US Leveraged Loan Index℠
10/14	$10,000	$10,000	$10,000
11/14	$10,036	$10,054	$10,050
12/14	$9,939	$10,036	$9,924
1/15	$9,953	$10,227	$9,956
2/15	$10,076	$10,167	$10,097
3/15	$10,103	$10,209	$10,134
4/15	$10,185	$10,197	$10,228
5/15	$10,177	$10,180	$10,247
6/15	$10,123	$10,066	$10,204
7/15	$10,115	$10,125	$10,203
8/15	$10,016	$10,095	$10,132
9/15	$9,928	$10,134	$10,066
10/15	$9,933	$10,167	$10,048
11/15	$9,799	$10,130	$9,960
12/15	$9,679	$10,079	$9,855
1/16	$9,590	$10,190	$9,791
2/16	$9,547	$10,263	$9,739
3/16	$9,844	$10,388	$10,008
4/16	$10,081	$10,459	$10,206
5/16	$10,144	$10,467	$10,297
6/16	$10,137	$10,652	$10,300
7/16	$10,259	$10,739	$10,447
8/16	$10,323	$10,751	$10,525
9/16	$10,421	$10,753	$10,616
10/16	$10,508	$10,682	$10,704
11/16	$10,520	$10,442	$10,732
12/16	$10,657	$10,473	$10,856
1/17	$10,718	$10,510	$10,917
2/17	$10,763	$10,591	$10,972
3/17	$10,787	$10,588	$10,981
4/17	$10,824	$10,675	$11,029
5/17	$10,850	$10,758	$11,069
6/17	$10,851	$10,749	$11,064
7/17	$10,902	$10,802	$11,140
8/17	$10,892	$10,895	$11,135
9/17	$10,918	$10,857	$11,179
10/17	$10,982	$10,870	$11,246
11/17	$10,983	$10,854	$11,259
12/17	$11,010	$10,901	$11,303
1/18	$11,112	$10,797	$11,412
2/18	$11,126	$10,694	$11,435
3/18	$11,155	$10,748	$11,467
4/18	$11,195	$10,676	$11,514
5/18	$11,214	$10,735	$11,534
6/18	$11,219	$10,719	$11,547
7/18	$11,301	$10,741	$11,633
8/18	$11,345	$10,794	$11,679
9/18	$11,400	$10,748	$11,760
10/18	$11,384	$10,658	$11,756
11/18	$11,266	$10,706	$11,650
12/18	$10,986	$10,874	$11,353
1/19	$11,226	$11,024	$11,642
2/19	$11,374	$11,036	$11,828
3/19	$11,339	$11,235	$11,807
4/19	$11,490	$11,251	$12,002
5/19	$11,438	$11,423	$11,976
6/19	$11,435	$11,585	$12,005
7/19	$11,509	$11,619	$12,101
8/19	$11,468	$11,882	$12,068
9/19	$11,502	$11,830	$12,124
10/19	$11,430	$11,869	$12,070
11/19	$11,485	$11,866	$12,141
12/19	$11,645	$11,884	$12,334
1/20	$11,690	$12,097	$12,403
2/20	$11,546	$12,278	$12,239
3/20	$10,223	$12,039	$10,725
4/20	$10,580	$12,280	$11,208
5/20	$10,912	$12,394	$11,634
6/20	$11,070	$12,498	$11,766
7/20	$11,201	$12,717	$11,996
8/20	$11,374	$12,644	$12,176
9/20	$11,410	$12,621	$12,253
10/20	$11,436	$12,576	$12,278
11/20	$11,690	$12,740	$12,551
12/20	$11,815	$12,784	$12,720
1/21	$11,933	$12,704	$12,871
2/21	$11,968	$12,540	$12,947
3/21	$11,937	$12,394	$12,946
4/21	$11,976	$12,498	$13,013
5/21	$12,026	$12,546	$13,089
6/21	$12,075	$12,637	$13,137
7/21	$12,057	$12,764	$13,135
8/21	$12,135	$12,756	$13,198
9/21	$12,171	$12,647	$13,282
10/21	$12,165	$12,636	$13,318
11/21	$12,132	$12,652	$13,297
12/21	$12,188	$12,643	$13,382
1/22	$12,182	$12,366	$13,430
2/22	$12,119	$12,197	$13,361
3/22	$12,102	$11,870	$13,368
4/22	$12,072	$11,427	$13,397
5/22	$11,779	$11,490	$13,054
6/22	$11,446	$11,261	$12,771
7/22	$11,709	$11,544	$13,044
8/22	$11,839	$11,244	$13,241
9/22	$11,516	$10,759	$12,939
10/22	$11,626	$10,641	$13,068
11/22	$11,788	$11,038	$13,224
12/22	$11,794	$11,001	$13,278
1/23	$12,092	$11,342	$13,633
2/23	$12,156	$11,063	$13,711
3/23	$12,110	$11,323	$13,707
4/23	$12,226	$11,392	$13,851
5/23	$12,210	$11,274	$13,826
6/23	$12,419	$11,256	$14,139
7/23	$12,573	$11,267	$14,320
8/23	$12,717	$11,200	$14,488
9/23	$12,747	$10,932	$14,628
10/23	$12,707	$10,768	$14,625
11/23	$12,884	$11,253	$14,803
12/23	$13,088	$11,680	$15,047
1/24	$13,174	$11,652	$15,149
2/24	$13,269	$11,512	$15,287
3/24	$13,369	$11,625	$15,417
4/24	$13,403	$11,353	$15,510
5/24	$13,488	$11,542	$15,655
6/24	$13,522	$11,647	$15,710
7/24	$13,624	$11,911	$15,817
8/24	$13,691	$12,087	$15,917
9/24	$13,772	$12,253	$16,031
10/24	$14,063	$11,974	$16,169

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class C, with conversion to Class A after 8 years	9.14%	3.94%	3.47%
Class C, with 1% Maximum Deferred Sales Charge and conversion to Class A after 8 years	8.14%	3.94%	3.47%
Bloomberg U.S. Universal IndexFootnote Reference1	11.20%	0.18%	1.82%
Morningstar®LSTA® US Leveraged Loan Index℠	10.56%	6.02%	4.92%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$4,607,023,563
# of Portfolio Holdings (for Eaton Vance Floating Rate Portfolio)	646
Portfolio Turnover Rate (for Eaton Vance Floating Rate Portfolio)	31%
Total Advisory Fees Paid	$23,969,194

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

References to the Fund's investments are to the Fund's pro rata share of the investments of Eaton Vance Floating Rate Portfolio, an affiliated investment company in which the Fund invests substantially all of its assets.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	0.0%
Common Stocks	1.3%
Asset-Backed Securities	3.8%
Short-Term Investments	4.0%
Corporate Bonds	8.2%
Senior Floating-Rate Loans	82.7%
Footnote	Description
Footnote†	Investment types less than 1% each

Credit Quality (% of total investments)Footnote Referencea

Value	Value
Not Rated	6.1%
CCC or Lower	5.8%
B	59.4%
BB	23.0%
BBB	5.7%
Footnote	Description
Footnote[a]	Excludes Short-Term investments and Equities. Ratings are categorized using S&P Global Ratings (“S&P”), with ratings ranging from AAA, being the highest, to D, being the lowest. Ratings of BBB or higher are considered to be investment-grade quality. Holdings designated as “Not Rated” (if any) are not rated by S&P.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

ECBLX-TSR-AR

Eaton Vance Floating-Rate Fund

Class I EIBLX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Floating-Rate Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$85	0.81%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and Eaton Vance Floating Rate Portfolio, the Portfolio in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Morningstar® LSTA® US Leveraged Loan Index (the Index):

↓ Loan selections in the health care providers & services, household durables, and energy equipment & services industries detracted from Index-relative returns

↓ An underweight exposure to CCC-rated loans detracted from Index-relative performance as lower-rated loans generally outperformed higher-rated loans during the period

↓ During a period of strong performance by floating-rate loans, the Fund’s modest cash position detracted from returns relative to the Index

↑ An out-of-Index allocation to collateralized loan obligation debt investments, which performed strongly during the period, contributed to Index-relative returns

↑ An out-of-Index allocation to secured high yield bonds, which generally outperformed floating-rate loans during the period, helped Index-relative performance

↑ Loan selections in the diversified telecommunication services industry and the chemicals industry contributed to Index-relative returns during the period

Fund Performance

Comparison of the change in value of a $1,000,000 investment for the period indicated.

	Class I	Bloomberg U.S. Universal Index	Morningstar ® LSTA® US Leveraged Loan Index
10/14	$1,000,000	$1,000,000	$1,000,000
11/14	$1,003,319	$1,005,397	$1,004,967
12/14	$995,628	$1,003,580	$992,356
1/15	$997,783	$1,022,684	$995,649
2/15	$1,010,863	$1,016,723	$1,009,696
3/15	$1,014,453	$1,020,920	$1,013,447
4/15	$1,022,384	$1,019,735	$1,022,770
5/15	$1,022,465	$1,017,951	$1,024,690
6/15	$1,017,845	$1,006,590	$1,020,403
7/15	$1,019,045	$1,012,452	$1,020,340
8/15	$1,008,904	$1,009,468	$1,013,203
9/15	$1,001,980	$1,013,420	$1,006,623
10/15	$1,003,334	$1,016,659	$1,004,785
11/15	$989,514	$1,012,952	$995,983
12/15	$979,364	$1,007,891	$985,526
1/16	$971,275	$1,019,017	$979,091
2/16	$966,499	$1,026,256	$973,932
3/16	$998,502	$1,038,833	$1,000,771
4/16	$1,022,151	$1,045,911	$1,020,638
5/16	$1,030,644	$1,046,728	$1,029,737
6/16	$1,029,558	$1,065,155	$1,029,955
7/16	$1,042,786	$1,073,933	$1,044,688
8/16	$1,050,177	$1,075,091	$1,052,533
9/16	$1,061,045	$1,075,347	$1,061,626
10/16	$1,070,738	$1,068,213	$1,070,389
11/16	$1,072,835	$1,044,202	$1,073,222
12/16	$1,087,736	$1,047,304	$1,085,632
1/17	$1,094,888	$1,050,999	$1,091,706
2/17	$1,100,349	$1,059,108	$1,097,184
3/17	$1,103,725	$1,058,753	$1,098,067
4/17	$1,108,431	$1,067,538	$1,102,860
5/17	$1,113,259	$1,075,775	$1,106,892
6/17	$1,114,304	$1,074,863	$1,106,418
7/17	$1,120,466	$1,080,216	$1,114,031
8/17	$1,119,203	$1,089,536	$1,113,540
9/17	$1,124,003	$1,085,702	$1,117,893
10/17	$1,130,277	$1,087,005	$1,124,579
11/17	$1,132,595	$1,085,360	$1,125,884
12/17	$1,136,329	$1,090,145	$1,130,343
1/18	$1,146,539	$1,079,655	$1,141,223
2/18	$1,148,857	$1,069,417	$1,143,489
3/18	$1,154,067	$1,074,811	$1,146,711
4/18	$1,159,220	$1,067,639	$1,151,449
5/18	$1,160,862	$1,073,462	$1,153,390
6/18	$1,162,364	$1,071,905	$1,154,720
7/18	$1,171,770	$1,074,148	$1,163,254
8/18	$1,177,324	$1,079,440	$1,167,921
9/18	$1,184,044	$1,074,815	$1,175,951
10/18	$1,184,682	$1,065,824	$1,175,586
11/18	$1,173,378	$1,070,617	$1,164,980
12/18	$1,145,263	$1,087,367	$1,135,333
1/19	$1,171,234	$1,102,360	$1,164,246
2/19	$1,186,315	$1,103,561	$1,182,778
3/19	$1,184,941	$1,123,489	$1,180,713
4/19	$1,201,743	$1,125,062	$1,200,213
5/19	$1,197,289	$1,142,296	$1,197,610
6/19	$1,197,974	$1,158,453	$1,200,512
7/19	$1,206,718	$1,161,901	$1,210,136
8/19	$1,203,474	$1,188,192	$1,206,810
9/19	$1,206,657	$1,183,044	$1,212,440
10/19	$1,201,425	$1,186,867	$1,206,986
11/19	$1,206,951	$1,186,629	$1,214,077
12/19	$1,226,080	$1,188,398	$1,233,447
1/20	$1,231,863	$1,209,727	$1,240,338
2/20	$1,217,774	$1,227,840	$1,223,946
3/20	$1,079,435	$1,203,856	$1,072,542
4/20	$1,116,612	$1,227,971	$1,120,824
5/20	$1,152,543	$1,239,440	$1,163,366
6/20	$1,170,116	$1,249,782	$1,176,608
7/20	$1,186,389	$1,271,736	$1,199,636
8/20	$1,204,247	$1,264,402	$1,217,554
9/20	$1,210,539	$1,262,124	$1,225,275
10/20	$1,212,823	$1,257,613	$1,227,767
11/20	$1,242,161	$1,274,024	$1,255,096
12/20	$1,255,071	$1,278,423	$1,271,986
1/21	$1,268,675	$1,270,388	$1,287,110
2/21	$1,274,776	$1,253,996	$1,294,673
3/21	$1,272,599	$1,239,403	$1,294,641
4/21	$1,277,819	$1,249,825	$1,301,294
5/21	$1,284,159	$1,254,592	$1,308,853
6/21	$1,290,505	$1,263,738	$1,313,701
7/21	$1,289,639	$1,276,427	$1,313,527
8/21	$1,297,665	$1,275,575	$1,319,764
9/21	$1,302,525	$1,264,683	$1,328,244
10/21	$1,304,514	$1,263,649	$1,331,786
11/21	$1,300,528	$1,265,175	$1,329,662
12/21	$1,309,125	$1,264,322	$1,338,159
1/22	$1,309,667	$1,236,603	$1,343,025
2/22	$1,302,396	$1,219,743	$1,336,129
3/22	$1,303,147	$1,187,019	$1,336,768
4/22	$1,299,539	$1,142,746	$1,339,669
5/22	$1,269,144	$1,149,034	$1,305,398
6/22	$1,234,314	$1,126,073	$1,277,121
7/22	$1,263,725	$1,154,385	$1,304,355
8/22	$1,278,748	$1,124,375	$1,324,052
9/22	$1,244,962	$1,075,933	$1,293,895
10/22	$1,257,987	$1,064,128	$1,306,753
11/22	$1,278,084	$1,103,805	$1,322,406
12/22	$1,278,234	$1,100,056	$1,327,841
1/23	$1,313,218	$1,134,180	$1,363,259
2/23	$1,319,588	$1,106,311	$1,371,123
3/23	$1,317,301	$1,132,265	$1,370,692
4/23	$1,330,924	$1,139,182	$1,385,108
5/23	$1,330,390	$1,127,371	$1,382,564
6/23	$1,354,166	$1,125,619	$1,413,868
7/23	$1,372,096	$1,126,738	$1,432,041
8/23	$1,387,388	$1,119,953	$1,448,819
9/23	$1,393,381	$1,093,247	$1,462,762
10/23	$1,388,576	$1,076,807	$1,462,497
11/23	$1,410,736	$1,125,268	$1,480,335
12/23	$1,434,278	$1,167,966	$1,504,726
1/24	$1,443,137	$1,165,171	$1,514,884
2/24	$1,454,711	$1,151,201	$1,528,658
3/24	$1,466,907	$1,162,504	$1,541,681
4/24	$1,473,616	$1,135,338	$1,550,957
5/24	$1,484,224	$1,154,158	$1,565,521
6/24	$1,489,174	$1,164,708	$1,570,989
7/24	$1,499,859	$1,191,145	$1,581,703
8/24	$1,510,296	$1,208,679	$1,591,738
9/24	$1,518,665	$1,225,257	$1,603,094
10/24	$1,530,562	$1,197,428	$1,616,889

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class I	10.23%	4.96%	4.34%
Bloomberg U.S. Universal IndexFootnote Reference1	11.20%	0.18%	1.82%
Morningstar®LSTA® US Leveraged Loan Index℠	10.56%	6.02%	4.92%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$4,607,023,563
# of Portfolio Holdings (for Eaton Vance Floating Rate Portfolio)	646
Portfolio Turnover Rate (for Eaton Vance Floating Rate Portfolio)	31%
Total Advisory Fees Paid	$23,969,194

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

References to the Fund's investments are to the Fund's pro rata share of the investments of Eaton Vance Floating Rate Portfolio, an affiliated investment company in which the Fund invests substantially all of its assets.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	0.0%
Common Stocks	1.3%
Asset-Backed Securities	3.8%
Short-Term Investments	4.0%
Corporate Bonds	8.2%
Senior Floating-Rate Loans	82.7%
Footnote	Description
Footnote†	Investment types less than 1% each

Credit Quality (% of total investments)Footnote Referencea

Value	Value
Not Rated	6.1%
CCC or Lower	5.8%
B	59.4%
BB	23.0%
BBB	5.7%
Footnote	Description
Footnote[a]	Excludes Short-Term investments and Equities. Ratings are categorized using S&P Global Ratings (“S&P”), with ratings ranging from AAA, being the highest, to D, being the lowest. Ratings of BBB or higher are considered to be investment-grade quality. Holdings designated as “Not Rated” (if any) are not rated by S&P.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

EIBLX-TSR-AR

Eaton Vance Floating-Rate Fund

Class R6 ESBLX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Floating-Rate Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$79	0.75%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and Eaton Vance Floating Rate Portfolio, the Portfolio in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Morningstar® LSTA® US Leveraged Loan Index (the Index):

↓ Loan selections in the health care providers & services, household durables, and energy equipment & services industries detracted from Index-relative returns

↓ An underweight exposure to CCC-rated loans detracted from Index-relative performance as lower-rated loans generally outperformed higher-rated loans during the period

↓ During a period of strong performance by floating-rate loans, the Fund’s modest cash position detracted from returns relative to the Index

↑ An out-of-Index allocation to collateralized loan obligation debt investments, which performed strongly during the period, contributed to Index-relative returns

↑ An out-of-Index allocation to secured high yield bonds, which generally outperformed floating-rate loans during the period, helped Index-relative performance

↑ Loan selections in the diversified telecommunication services industry and the chemicals industry contributed to Index-relative returns during the period

Fund Performance

Comparison of the change in value of a $5,000,000 investment for the period indicated.

	Class R6	Bloomberg U.S. Universal Index	Morningstar ® LSTA® US Leveraged Loan Index℠
10/14	$5,000,000	$5,000,000	$5,000,000
11/14	$5,016,594	$5,026,983	$5,024,836
12/14	$4,978,138	$5,017,901	$4,961,781
1/15	$4,988,916	$5,113,418	$4,978,245
2/15	$5,054,314	$5,083,617	$5,048,479
3/15	$5,072,264	$5,104,598	$5,067,234
4/15	$5,111,921	$5,098,676	$5,113,849
5/15	$5,112,325	$5,089,756	$5,123,449
6/15	$5,089,227	$5,032,951	$5,102,017
7/15	$5,095,225	$5,062,258	$5,101,701
8/15	$5,044,518	$5,047,342	$5,066,014
9/15	$5,009,899	$5,067,099	$5,033,115
10/15	$5,016,672	$5,083,296	$5,023,927
11/15	$4,947,572	$5,064,759	$4,979,917
12/15	$4,896,819	$5,039,457	$4,927,628
1/16	$4,856,375	$5,095,087	$4,895,453
2/16	$4,832,493	$5,131,280	$4,869,659
3/16	$4,992,509	$5,194,166	$5,003,856
4/16	$5,110,757	$5,229,555	$5,103,190
5/16	$5,153,220	$5,233,640	$5,148,685
6/16	$5,147,788	$5,325,777	$5,149,773
7/16	$5,213,929	$5,369,663	$5,223,440
8/16	$5,250,886	$5,375,456	$5,262,665
9/16	$5,305,227	$5,376,733	$5,308,130
10/16	$5,353,692	$5,341,063	$5,351,946
11/16	$5,364,175	$5,221,011	$5,366,111
12/16	$5,445,018	$5,236,520	$5,428,159
1/17	$5,481,074	$5,254,995	$5,458,532
2/17	$5,508,679	$5,295,541	$5,485,921
3/17	$5,525,859	$5,293,767	$5,490,333
4/17	$5,549,700	$5,337,691	$5,514,301
5/17	$5,574,093	$5,378,873	$5,534,462
6/17	$5,573,349	$5,374,313	$5,532,091
7/17	$5,610,615	$5,401,082	$5,570,155
8/17	$5,604,545	$5,447,680	$5,567,700
9/17	$5,628,799	$5,428,508	$5,589,467
10/17	$5,660,453	$5,435,026	$5,622,897
11/17	$5,672,303	$5,426,801	$5,629,422
12/17	$5,684,927	$5,450,725	$5,651,716
1/18	$5,742,574	$5,398,274	$5,706,113
2/18	$5,754,424	$5,347,087	$5,717,443
3/18	$5,774,384	$5,374,056	$5,733,554
4/18	$5,806,761	$5,338,197	$5,757,245
5/18	$5,815,240	$5,367,309	$5,766,951
6/18	$5,823,007	$5,359,525	$5,773,602
7/18	$5,870,337	$5,370,741	$5,816,272
8/18	$5,898,428	$5,397,201	$5,839,607
9/18	$5,932,370	$5,374,074	$5,879,756
10/18	$5,929,364	$5,329,118	$5,877,931
11/18	$5,879,578	$5,353,085	$5,824,901
12/18	$5,739,092	$5,436,837	$5,676,667
1/19	$5,869,356	$5,511,800	$5,821,231
2/19	$5,945,088	$5,517,807	$5,913,888
3/19	$5,938,504	$5,617,446	$5,903,564
4/19	$6,022,857	$5,625,309	$6,001,067
5/19	$5,994,138	$5,711,481	$5,988,052
6/19	$6,004,590	$5,792,265	$6,002,560
7/19	$6,041,832	$5,809,507	$6,050,679
8/19	$6,025,717	$5,940,961	$6,034,049
9/19	$6,048,765	$5,915,222	$6,062,199
10/19	$6,022,854	$5,934,333	$6,034,929
11/19	$6,050,912	$5,933,147	$6,070,386
12/19	$6,147,033	$5,941,988	$6,167,233
1/20	$6,169,370	$6,048,634	$6,201,692
2/20	$6,098,953	$6,139,202	$6,119,732
3/20	$5,406,432	$6,019,281	$5,362,710
4/20	$5,600,084	$6,139,856	$5,604,122
5/20	$5,780,405	$6,197,201	$5,816,829
6/20	$5,868,765	$6,248,911	$5,883,038
7/20	$5,950,645	$6,358,678	$5,998,178
8/20	$6,040,313	$6,322,012	$6,087,770
9/20	$6,065,021	$6,310,618	$6,126,373
10/20	$6,083,864	$6,288,063	$6,138,834
11/20	$6,231,172	$6,370,118	$6,275,482
12/20	$6,296,186	$6,392,115	$6,359,930
1/21	$6,364,667	$6,351,938	$6,435,550
2/21	$6,388,174	$6,269,979	$6,473,367
3/21	$6,384,804	$6,197,013	$6,473,206
4/21	$6,411,203	$6,249,123	$6,506,471
5/21	$6,443,227	$6,272,959	$6,544,264
6/21	$6,467,908	$6,318,690	$6,568,503
7/21	$6,471,139	$6,382,137	$6,567,634
8/21	$6,511,760	$6,377,877	$6,598,822
9/21	$6,536,368	$6,323,413	$6,641,221
10/21	$6,546,598	$6,318,245	$6,658,928
11/21	$6,526,849	$6,325,877	$6,648,308
12/21	$6,570,192	$6,321,611	$6,690,797
1/22	$6,573,139	$6,183,015	$6,715,127
2/22	$6,536,918	$6,098,716	$6,680,647
3/22	$6,533,408	$5,935,095	$6,683,839
4/22	$6,523,083	$5,713,731	$6,698,344
5/22	$6,370,983	$5,745,169	$6,526,988
6/22	$6,196,744	$5,630,366	$6,385,605
7/22	$6,344,576	$5,771,925	$6,521,776
8/22	$6,420,472	$5,621,876	$6,620,262
9/22	$6,251,388	$5,379,665	$6,469,475
10/22	$6,317,011	$5,320,638	$6,533,762
11/22	$6,410,436	$5,519,025	$6,612,028
12/22	$6,419,364	$5,500,280	$6,639,203
1/23	$6,595,243	$5,670,901	$6,816,295
2/23	$6,627,489	$5,531,557	$6,855,614
3/23	$6,616,426	$5,661,324	$6,853,461
4/23	$6,685,267	$5,695,908	$6,925,542
5/23	$6,675,002	$5,636,854	$6,912,822
6/23	$6,794,749	$5,628,094	$7,069,338
7/23	$6,893,313	$5,633,689	$7,160,203
8/23	$6,970,526	$5,599,763	$7,244,093
9/23	$6,992,774	$5,466,236	$7,313,810
10/23	$6,976,800	$5,384,034	$7,312,483
11/23	$7,088,420	$5,626,342	$7,401,673
12/23	$7,207,164	$5,839,829	$7,523,630
1/24	$7,252,064	$5,825,853	$7,574,419
2/24	$7,310,571	$5,756,004	$7,643,290
3/24	$7,372,236	$5,812,519	$7,708,406
4/24	$7,406,399	$5,676,689	$7,754,784
5/24	$7,460,088	$5,770,788	$7,827,607
6/24	$7,485,370	$5,823,542	$7,854,947
7/24	$7,539,462	$5,955,723	$7,908,516
8/24	$7,592,334	$6,043,397	$7,958,692
9/24	$7,634,797	$6,126,285	$8,015,472
10/24	$7,694,609	$5,987,140	$8,084,443

Average Annual Total Returns (%)Footnote Reference1

Fund	1 Year	5 Years	10 Years
Class R6	10.29%	5.02%	4.40%
Bloomberg U.S. Universal IndexFootnote Reference2	11.20%	0.18%	1.82%
Morningstar®LSTA® US Leveraged Loan Index℠	10.56%	6.02%	4.92%
Footnote	Description
Footnote[1]	Class R6 performance prior to 12/1/16 is linked to Class I. This linked performance is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the Financial Highlights included in the financial statements is not linked.
Footnote[2]	In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$4,607,023,563
# of Portfolio Holdings (for Eaton Vance Floating Rate Portfolio)	646
Portfolio Turnover Rate (for Eaton Vance Floating Rate Portfolio)	31%
Total Advisory Fees Paid	$23,969,194

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

References to the Fund's investments are to the Fund's pro rata share of the investments of Eaton Vance Floating Rate Portfolio, an affiliated investment company in which the Fund invests substantially all of its assets.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	0.0%
Common Stocks	1.3%
Asset-Backed Securities	3.8%
Short-Term Investments	4.0%
Corporate Bonds	8.2%
Senior Floating-Rate Loans	82.7%
Footnote	Description
Footnote†	Investment types less than 1% each

Credit Quality (% of total investments)Footnote Referencea

Value	Value
Not Rated	6.1%
CCC or Lower	5.8%
B	59.4%
BB	23.0%
BBB	5.7%
Footnote	Description
Footnote[a]	Excludes Short-Term investments and Equities. Ratings are categorized using S&P Global Ratings (“S&P”), with ratings ranging from AAA, being the highest, to D, being the lowest. Ratings of BBB or higher are considered to be investment-grade quality. Holdings designated as “Not Rated” (if any) are not rated by S&P.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

ESBLX-TSR-AR

Eaton Vance Global Macro Absolute Return Fund

Class A EAGMX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Global Macro Absolute Return Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$152	1.46%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and Global Macro Portfolio, the Portfolio in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) absolute performance:

↑ A long exposure to Surinamese sovereign credit contributed to performance following a debt restructuring that significantly reduced debt service obligations

↑ A long exposure to Egyptian local bonds contributed to returns during a period marked by positive reforms, International Monetary Fund (IMF) support, and regional support amid the Israel-Hamas conflict

↑ A long exposure to Uzbekistani local bonds, which benefited from perceptions of strengthening political institutions, contributed to returns during the period

↓ In contrast, a short exposure to South African sovereign credit detracted from returns as national elections resulted in a new coalition government expected to focus on structural reforms that may increase economic growth in South Africa

↓ Optimism about South Africa’s new government caused the South African rand to strengthen, and a short position in the currency detracted from performance

↓ Derivatives — led by credit-default swaps used to manage credit exposures and foreign exchange forwards used to manage currency exposures — hurt returns

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class A with Maximum Sales Charge	Bloomberg Global Aggregate Index (USD Hedged)	ICE BofA 3-Month U.S. Treasury Bill Index
10/14	$10,000	$10,000	$10,000
11/14	$9,726	$10,094	$10,000
12/14	$9,685	$10,146	$10,000
1/15	$9,810	$10,335	$10,001
2/15	$9,880	$10,274	$10,001
3/15	$9,860	$10,333	$10,001
4/15	$9,891	$10,275	$10,001
5/15	$9,933	$10,233	$10,001
6/15	$9,869	$10,106	$10,001
7/15	$9,902	$10,206	$10,001
8/15	$9,806	$10,179	$10,002
9/15	$9,678	$10,239	$10,002
10/15	$9,828	$10,272	$10,002
11/15	$9,892	$10,277	$10,002
12/15	$9,906	$10,249	$10,006
1/16	$9,808	$10,399	$10,006
2/16	$9,817	$10,499	$10,008
3/16	$9,917	$10,586	$10,013
4/16	$9,949	$10,604	$10,016
5/16	$10,027	$10,648	$10,016
6/16	$10,049	$10,851	$10,020
7/16	$10,094	$10,916	$10,023
8/16	$10,229	$10,910	$10,025
9/16	$10,255	$10,909	$10,030
10/16	$10,282	$10,803	$10,032
11/16	$10,196	$10,625	$10,034
12/16	$10,279	$10,654	$10,038
1/17	$10,306	$10,615	$10,043
2/17	$10,311	$10,706	$10,047
3/17	$10,429	$10,701	$10,049
4/17	$10,479	$10,774	$10,055
5/17	$10,506	$10,837	$10,060
6/17	$10,534	$10,806	$10,069
7/17	$10,515	$10,842	$10,077
8/17	$10,577	$10,941	$10,087
9/17	$10,582	$10,890	$10,096
10/17	$10,644	$10,936	$10,105
11/17	$10,683	$10,953	$10,113
12/17	$10,688	$10,977	$10,124
1/18	$10,762	$10,899	$10,136
2/18	$10,732	$10,875	$10,146
3/18	$10,724	$10,965	$10,160
4/18	$10,658	$10,924	$10,173
5/18	$10,580	$10,965	$10,189
6/18	$10,525	$10,985	$10,206
7/18	$10,529	$10,988	$10,222
8/18	$10,415	$11,022	$10,240
9/18	$10,407	$10,980	$10,256
10/18	$10,328	$10,958	$10,274
11/18	$10,285	$11,012	$10,295
12/18	$10,306	$11,171	$10,314
1/19	$10,425	$11,289	$10,334
2/19	$10,507	$11,303	$10,353
3/19	$10,505	$11,505	$10,376
4/19	$10,527	$11,512	$10,395
5/19	$10,586	$11,678	$10,419
6/19	$10,741	$11,842	$10,442
7/19	$10,896	$11,935	$10,461
8/19	$10,842	$12,205	$10,482
9/19	$10,949	$12,149	$10,501
10/19	$10,962	$12,128	$10,521
11/19	$11,088	$12,114	$10,534
12/19	$11,276	$12,089	$10,549
1/20	$11,354	$12,307	$10,563
2/20	$11,303	$12,458	$10,579
3/20	$10,534	$12,264	$10,610
4/20	$10,819	$12,462	$10,611
5/20	$11,109	$12,498	$10,611
6/20	$11,232	$12,560	$10,612
7/20	$11,225	$12,697	$10,614
8/20	$11,374	$12,605	$10,615
9/20	$11,354	$12,651	$10,616
10/20	$11,360	$12,652	$10,617
11/20	$11,537	$12,724	$10,618
12/20	$11,645	$12,763	$10,620
1/21	$11,691	$12,695	$10,621
2/21	$11,697	$12,498	$10,621
3/21	$11,636	$12,448	$10,622
4/21	$11,696	$12,481	$10,622
5/21	$11,769	$12,509	$10,623
6/21	$11,829	$12,570	$10,622
7/21	$11,809	$12,726	$10,623
8/21	$11,869	$12,700	$10,623
9/21	$11,862	$12,580	$10,624
10/21	$11,827	$12,548	$10,623
11/21	$11,765	$12,637	$10,624
12/21	$11,863	$12,586	$10,625
1/22	$11,828	$12,388	$10,624
2/22	$11,669	$12,223	$10,626
3/22	$11,426	$11,960	$10,629
4/22	$11,599	$11,638	$10,630
5/22	$11,481	$11,622	$10,638
6/22	$11,313	$11,446	$10,640
7/22	$11,116	$11,738	$10,645
8/22	$11,328	$11,431	$10,663
9/22	$11,240	$11,064	$10,689
10/22	$11,322	$11,026	$10,706
11/22	$11,576	$11,307	$10,741
12/22	$11,774	$11,174	$10,779
1/23	$11,944	$11,431	$10,813
2/23	$12,013	$11,249	$10,848
3/23	$11,980	$11,498	$10,895
4/23	$12,006	$11,557	$10,929
5/23	$12,149	$11,512	$10,972
6/23	$12,337	$11,505	$11,022
7/23	$12,379	$11,509	$11,066
8/23	$12,391	$11,494	$11,116
9/23	$12,313	$11,296	$11,167
10/23	$12,325	$11,216	$11,217
11/23	$12,397	$11,602	$11,267
12/23	$12,561	$11,972	$11,320
1/24	$12,665	$11,949	$11,368
2/24	$12,799	$11,867	$11,415
3/24	$12,996	$11,974	$11,466
4/24	$12,993	$11,781	$11,515
5/24	$13,176	$11,885	$11,571
6/24	$13,157	$11,989	$11,618
7/24	$13,264	$12,220	$11,670
8/24	$13,276	$12,354	$11,726
9/24	$13,383	$12,497	$11,777
10/24	$13,355	$12,328	$11,821

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class A	8.31%	4.01%	3.27%
Class A with 3.25% Maximum Sales Charge	4.84%	3.34%	2.93%
Bloomberg Global Aggregate Index (USD Hedged) Footnote Reference1	9.92%	0.33%	2.11%
ICE BofA 3-Month U.S. Treasury Bill Index	5.39%	2.36%	1.69%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund's primary benchmark to represent the overall applicable market, the Fund's primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$1,770,156,112
# of Portfolio Holdings (including derivatives) (for Global Macro Portfolio)	1,187
Portfolio Turnover Rate (for Global Macro Portfolio)	156%
Total Advisory Fees Paid	$9,804,859

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

References to the Fund's investments are the Fund's pro rata share of the investments of Global Macro Portfolio, an affiliated investment company in which the Fund invests substantially all of its assets.

Asset Allocation (% of total investments)

Sovereign Government Bonds
49.9%
Short-Term Investments
26.5%
Common Stocks
4.8%
U.S. Treasury Obligations
4.5%
Foreign Corporate Bonds
4.0%
Collateralized Mortgage Obligations
3.9%
Sovereign Loans
3.4%
Insurance Linked Securities
1.2%
Other†
1.8%

Value	Value
OtherFootnote Reference†	1.8%
Insurance Linked Securities	1.2%
Sovereign Loans	3.4%
Collateralized Mortgage Obligations	3.9%
Foreign Corporate Bonds	4.0%
U.S. Treasury Obligations	4.5%
Common Stocks	4.8%
Short-Term Investments	26.5%
Sovereign Government Bonds	49.9%
Footnote	Description
Footnote†	Investment types less than 1% each

Foreign Currency Exposure (% of net assets)Footnote Reference*

Egypt	8.0%
Uzbekistan	4.6%
Serbia	3.1%
Singapore	2.5%
Dominican Republic	2.5%
India	2.3%
Iceland	2.3%
Other	18.8%
Total Long Exposure	44.1%
South Africa	(2.1)%
Philippines	(2.6)%
Euro	(9.0)%
Other	(8.1)%
Total Short Exposure	(21.8)%
Footnote	Description
Footnote*	Currency exposures include all foreign exchange denominated assets and currency derivatives.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

EAGMX-TSR-AR

Eaton Vance Global Macro Absolute Return Fund

Class C ECGMX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Global Macro Absolute Return Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$229	2.21%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and Global Macro Portfolio, the Portfolio in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) absolute performance:

↑ A long exposure to Surinamese sovereign credit contributed to performance following a debt restructuring that significantly reduced debt service obligations

↑ A long exposure to Egyptian local bonds contributed to returns during a period marked by positive reforms, International Monetary Fund (IMF) support, and regional support amid the Israel-Hamas conflict

↑ A long exposure to Uzbekistani local bonds, which benefited from perceptions of strengthening political institutions, contributed to returns during the period

↓ In contrast, a short exposure to South African sovereign credit detracted from returns as national elections resulted in a new coalition government expected to focus on structural reforms that may increase economic growth in South Africa

↓ Optimism about South Africa’s new government caused the South African rand to strengthen, and a short position in the currency detracted from performance

↓ Derivatives — led by credit-default swaps used to manage credit exposures and foreign exchange forwards used to manage currency exposures — hurt returns

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class C	Bloomberg Global Aggregate Index (USD Hedged)	ICE BofA 3-Month U.S. Treasury Bill Index
10/14	$10,000	$10,000	$10,000
11/14	$10,057	$10,094	$10,000
12/14	$10,008	$10,146	$10,000
1/15	$10,131	$10,335	$10,001
2/15	$10,197	$10,274	$10,001
3/15	$10,169	$10,333	$10,001
4/15	$10,195	$10,275	$10,001
5/15	$10,232	$10,233	$10,001
6/15	$10,160	$10,106	$10,001
7/15	$10,186	$10,206	$10,001
8/15	$10,093	$10,179	$10,002
9/15	$9,954	$10,239	$10,002
10/15	$10,091	$10,272	$10,002
11/15	$10,149	$10,277	$10,002
12/15	$10,169	$10,249	$10,006
1/16	$10,062	$10,399	$10,006
2/16	$10,065	$10,499	$10,008
3/16	$10,160	$10,586	$10,013
4/16	$10,186	$10,604	$10,016
5/16	$10,259	$10,648	$10,016
6/16	$10,274	$10,851	$10,020
7/16	$10,313	$10,916	$10,023
8/16	$10,443	$10,910	$10,025
9/16	$10,464	$10,909	$10,030
10/16	$10,486	$10,803	$10,032
11/16	$10,404	$10,625	$10,034
12/16	$10,471	$10,654	$10,038
1/17	$10,492	$10,615	$10,043
2/17	$10,502	$10,706	$10,047
3/17	$10,604	$10,701	$10,049
4/17	$10,649	$10,774	$10,055
5/17	$10,671	$10,837	$10,060
6/17	$10,692	$10,806	$10,069
7/17	$10,667	$10,842	$10,077
8/17	$10,724	$10,941	$10,087
9/17	$10,722	$10,890	$10,096
10/17	$10,779	$10,936	$10,105
11/17	$10,812	$10,953	$10,113
12/17	$10,811	$10,977	$10,124
1/18	$10,880	$10,899	$10,136
2/18	$10,842	$10,875	$10,146
3/18	$10,829	$10,965	$10,160
4/18	$10,756	$10,924	$10,173
5/18	$10,683	$10,965	$10,189
6/18	$10,610	$10,985	$10,206
7/18	$10,620	$10,988	$10,222
8/18	$10,487	$11,022	$10,240
9/18	$10,473	$10,980	$10,256
10/18	$10,388	$10,958	$10,274
11/18	$10,339	$11,012	$10,295
12/18	$10,354	$11,171	$10,314
1/19	$10,467	$11,289	$10,334
2/19	$10,543	$11,303	$10,353
3/19	$10,535	$11,505	$10,376
4/19	$10,551	$11,512	$10,395
5/19	$10,604	$11,678	$10,419
6/19	$10,752	$11,842	$10,442
7/19	$10,901	$11,935	$10,461
8/19	$10,840	$12,205	$10,482
9/19	$10,941	$12,149	$10,501
10/19	$10,948	$12,128	$10,521
11/19	$11,080	$12,114	$10,534
12/19	$11,248	$12,089	$10,549
1/20	$11,318	$12,307	$10,563
2/20	$11,261	$12,458	$10,579
3/20	$10,492	$12,264	$10,610
4/20	$10,768	$12,462	$10,611
5/20	$11,050	$12,498	$10,611
6/20	$11,165	$12,560	$10,612
7/20	$11,165	$12,697	$10,614
8/20	$11,293	$12,605	$10,615
9/20	$11,267	$12,651	$10,616
10/20	$11,266	$12,652	$10,617
11/20	$11,435	$12,724	$10,618
12/20	$11,547	$12,763	$10,620
1/21	$11,572	$12,695	$10,621
2/21	$11,571	$12,498	$10,621
3/21	$11,505	$12,448	$10,622
4/21	$11,571	$12,481	$10,622
5/21	$11,636	$12,509	$10,623
6/21	$11,689	$12,570	$10,622
7/21	$11,648	$12,726	$10,623
8/21	$11,714	$12,700	$10,623
9/21	$11,687	$12,580	$10,624
10/21	$11,647	$12,548	$10,623
11/21	$11,593	$12,637	$10,624
12/21	$11,682	$12,586	$10,625
1/22	$11,627	$12,388	$10,624
2/22	$11,465	$12,223	$10,626
3/22	$11,234	$11,960	$10,629
4/22	$11,397	$11,638	$10,630
5/22	$11,261	$11,622	$10,638
6/22	$11,090	$11,446	$10,640
7/22	$10,892	$11,738	$10,645
8/22	$11,106	$11,431	$10,663
9/22	$11,000	$11,064	$10,689
10/22	$11,074	$11,026	$10,706
11/22	$11,329	$11,307	$10,741
12/22	$11,502	$11,174	$10,779
1/23	$11,674	$11,431	$10,813
2/23	$11,721	$11,249	$10,848
3/23	$11,696	$11,498	$10,895
4/23	$11,715	$11,557	$10,929
5/23	$11,847	$11,512	$10,972
6/23	$12,009	$11,505	$11,022
7/23	$12,042	$11,509	$11,066
8/23	$12,046	$11,494	$11,116
9/23	$11,963	$11,296	$11,167
10/23	$11,967	$11,216	$11,217
11/23	$12,030	$11,602	$11,267
12/23	$12,181	$11,972	$11,320
1/24	$12,274	$11,949	$11,368
2/24	$12,411	$11,867	$11,415
3/24	$12,593	$11,974	$11,466
4/24	$12,582	$11,781	$11,515
5/24	$12,736	$11,885	$11,571
6/24	$12,710	$11,989	$11,618
7/24	$12,805	$12,220	$11,670
8/24	$12,809	$12,354	$11,726
9/24	$12,904	$12,497	$11,777
10/24	$13,056	$12,328	$11,821

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class C, with conversion to Class A after 8 years	7.61%	3.30%	2.70%
Class C, with 1% Maximum Deferred Sales Charge and conversion to Class A after 8 years	6.61%	3.30%	2.70%
Bloomberg Global Aggregate Index (USD Hedged) Footnote Reference1	9.92%	0.33%	2.11%
ICE BofA 3-Month U.S. Treasury Bill Index	5.39%	2.36%	1.69%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund's primary benchmark to represent the overall applicable market, the Fund's primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$1,770,156,112
# of Portfolio Holdings (including derivatives) (for Global Macro Portfolio)	1,187
Portfolio Turnover Rate (for Global Macro Portfolio)	156%
Total Advisory Fees Paid	$9,804,859

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

References to the Fund's investments are the Fund's pro rata share of the investments of Global Macro Portfolio, an affiliated investment company in which the Fund invests substantially all of its assets.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	1.8%
Insurance Linked Securities	1.2%
Sovereign Loans	3.4%
Collateralized Mortgage Obligations	3.9%
Foreign Corporate Bonds	4.0%
U.S. Treasury Obligations	4.5%
Common Stocks	4.8%
Short-Term Investments	26.5%
Sovereign Government Bonds	49.9%
Footnote	Description
Footnote†	Investment types less than 1% each

Foreign Currency Exposure (% of net assets)Footnote Reference*

Egypt	8.0%
Uzbekistan	4.6%
Serbia	3.1%
Singapore	2.5%
Dominican Republic	2.5%
India	2.3%
Iceland	2.3%
Other	18.8%
Total Long Exposure	44.1%
South Africa	(2.1)%
Philippines	(2.6)%
Euro	(9.0)%
Other	(8.1)%
Total Short Exposure	(21.8)%
Footnote	Description
Footnote*	Currency exposures include all foreign exchange denominated assets and currency derivatives.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

ECGMX-TSR-AR

Eaton Vance Global Macro Absolute Return Fund

Class I EIGMX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Global Macro Absolute Return Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$125	1.20%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and Global Macro Portfolio, the Portfolio in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) absolute performance:

↑ A long exposure to Surinamese sovereign credit contributed to performance following a debt restructuring that significantly reduced debt service obligations

↑ A long exposure to Egyptian local bonds contributed to returns during a period marked by positive reforms, International Monetary Fund (IMF) support, and regional support amid the Israel-Hamas conflict

↑ A long exposure to Uzbekistani local bonds, which benefited from perceptions of strengthening political institutions, contributed to returns during the period

↓ In contrast, a short exposure to South African sovereign credit detracted from returns as national elections resulted in a new coalition government expected to focus on structural reforms that may increase economic growth in South Africa

↓ Optimism about South Africa’s new government caused the South African rand to strengthen, and a short position in the currency detracted from performance

↓ Derivatives — led by credit-default swaps used to manage credit exposures and foreign exchange forwards used to manage currency exposures — hurt returns

Fund Performance

Comparison of the change in value of a $1,000,000 investment for the period indicated.

	Class I	Bloomberg Global Aggregate Index (USD Hedged)	ICE BofA 3-Month U.S. Treasury Bill Index
10/14	$1,000,000	$1,000,000	$1,000,000
11/14	$1,005,545	$1,009,390	$1,000,016
12/14	$1,001,582	$1,014,616	$1,000,020
1/15	$1,013,728	$1,033,538	$1,000,052
2/15	$1,021,263	$1,027,432	$1,000,052
3/15	$1,020,505	$1,033,319	$1,000,054
4/15	$1,023,976	$1,027,542	$1,000,075
5/15	$1,027,574	$1,023,282	$1,000,084
6/15	$1,021,216	$1,010,633	$1,000,107
7/15	$1,024,836	$1,020,643	$1,000,061
8/15	$1,016,347	$1,017,884	$1,000,210
9/15	$1,003,290	$1,023,921	$1,000,235
10/15	$1,018,047	$1,027,242	$1,000,162
11/15	$1,024,937	$1,027,715	$1,000,222
12/15	$1,027,884	$1,024,934	$1,000,551
1/16	$1,017,998	$1,039,927	$1,000,581
2/16	$1,019,222	$1,049,923	$1,000,825
3/16	$1,029,868	$1,058,566	$1,001,283
4/16	$1,033,531	$1,060,364	$1,001,553
5/16	$1,040,794	$1,064,846	$1,001,631
6/16	$1,043,331	$1,085,116	$1,002,008
7/16	$1,048,313	$1,091,600	$1,002,298
8/16	$1,062,640	$1,091,043	$1,002,477
9/16	$1,065,679	$1,090,913	$1,002,971
10/16	$1,068,727	$1,080,335	$1,003,222
11/16	$1,061,203	$1,062,492	$1,003,397
12/16	$1,068,978	$1,065,404	$1,003,824
1/17	$1,072,049	$1,061,523	$1,004,267
2/17	$1,072,757	$1,070,610	$1,004,684
3/17	$1,085,367	$1,070,116	$1,004,858
4/17	$1,090,857	$1,077,373	$1,005,532
5/17	$1,093,970	$1,083,662	$1,006,039
6/17	$1,097,093	$1,080,629	$1,006,886
7/17	$1,095,405	$1,084,181	$1,007,743
8/17	$1,102,161	$1,094,062	$1,008,687
9/17	$1,102,890	$1,089,011	$1,009,551
10/17	$1,109,685	$1,093,604	$1,010,453
11/17	$1,114,065	$1,095,298	$1,011,293
12/17	$1,114,801	$1,097,747	$1,012,416
1/18	$1,122,877	$1,089,910	$1,013,626
2/18	$1,119,935	$1,087,453	$1,014,584
3/18	$1,119,447	$1,096,469	$1,016,007
4/18	$1,112,782	$1,092,389	$1,017,335
5/18	$1,106,098	$1,096,470	$1,018,888
6/18	$1,099,394	$1,098,514	$1,020,602
7/18	$1,101,382	$1,098,815	$1,022,201
8/18	$1,089,644	$1,102,192	$1,024,044
9/18	$1,087,887	$1,097,976	$1,025,617
10/18	$1,081,107	$1,095,830	$1,027,391
11/18	$1,076,835	$1,101,192	$1,029,499
12/18	$1,078,078	$1,117,098	$1,031,394
1/19	$1,092,051	$1,128,930	$1,033,427
2/19	$1,099,718	$1,130,287	$1,035,267
3/19	$1,099,740	$1,150,531	$1,037,578
4/19	$1,102,316	$1,151,216	$1,039,530
5/19	$1,108,760	$1,167,782	$1,041,902
6/19	$1,125,300	$1,184,156	$1,044,208
7/19	$1,141,907	$1,193,474	$1,046,102
8/19	$1,136,458	$1,220,540	$1,048,248
9/19	$1,147,973	$1,214,884	$1,050,079
10/19	$1,149,664	$1,212,787	$1,052,099
11/19	$1,164,541	$1,211,364	$1,053,411
12/19	$1,183,267	$1,208,881	$1,054,915
1/20	$1,191,682	$1,230,696	$1,056,324
2/20	$1,186,664	$1,245,759	$1,057,886
3/20	$1,107,402	$1,226,371	$1,060,976
4/20	$1,136,256	$1,246,224	$1,061,058
5/20	$1,167,123	$1,249,757	$1,061,076
6/20	$1,180,337	$1,255,994	$1,061,212
7/20	$1,181,268	$1,269,719	$1,061,422
8/20	$1,195,942	$1,260,518	$1,061,504
9/20	$1,194,127	$1,265,123	$1,061,630
10/20	$1,196,449	$1,265,215	$1,061,740
11/20	$1,214,029	$1,272,434	$1,061,834
12/20	$1,225,696	$1,276,343	$1,061,952
1/21	$1,230,855	$1,269,497	$1,062,052
2/21	$1,231,807	$1,249,750	$1,062,142
3/21	$1,225,718	$1,244,826	$1,062,218
4/21	$1,232,330	$1,248,080	$1,062,234
5/21	$1,240,389	$1,250,866	$1,062,256
6/21	$1,247,046	$1,256,967	$1,062,217
7/21	$1,245,163	$1,272,589	$1,062,271
8/21	$1,251,865	$1,270,039	$1,062,313
9/21	$1,251,406	$1,258,049	$1,062,371
10/21	$1,248,065	$1,254,759	$1,062,327
11/21	$1,241,820	$1,263,709	$1,062,398
12/21	$1,252,518	$1,258,584	$1,062,474
1/22	$1,249,136	$1,238,810	$1,062,426
2/22	$1,232,568	$1,222,332	$1,062,562
3/22	$1,208,588	$1,195,983	$1,062,890
4/22	$1,225,812	$1,163,839	$1,063,039
5/22	$1,213,519	$1,162,238	$1,063,771
6/22	$1,196,011	$1,144,599	$1,064,003
7/22	$1,175,484	$1,173,753	$1,064,549
8/22	$1,199,726	$1,143,112	$1,066,267
9/22	$1,189,156	$1,106,415	$1,068,920
10/22	$1,198,173	$1,102,628	$1,070,598
11/22	$1,226,944	$1,130,727	$1,074,051
12/22	$1,246,704	$1,117,382	$1,077,938
1/23	$1,266,553	$1,143,118	$1,081,314
2/23	$1,272,655	$1,124,885	$1,084,843
3/23	$1,271,047	$1,149,829	$1,089,509
4/23	$1,274,077	$1,155,749	$1,092,938
5/23	$1,288,060	$1,151,199	$1,097,219
6/23	$1,308,392	$1,150,512	$1,102,240
7/23	$1,313,074	$1,150,884	$1,106,629
8/23	$1,314,587	$1,149,438	$1,111,626
9/23	$1,306,565	$1,129,616	$1,116,720
10/23	$1,308,101	$1,121,595	$1,121,708
11/23	$1,316,071	$1,160,159	$1,126,744
12/23	$1,333,770	$1,197,236	$1,131,996
1/24	$1,345,071	$1,194,889	$1,136,833
2/24	$1,359,679	$1,186,690	$1,141,490
3/24	$1,382,556	$1,197,391	$1,146,616
4/24	$1,382,490	$1,178,112	$1,151,536
5/24	$1,400,622	$1,188,537	$1,157,062
6/24	$1,398,902	$1,198,850	$1,161,780
7/24	$1,410,520	$1,222,010	$1,166,984
8/24	$1,412,131	$1,235,395	$1,172,567
9/24	$1,423,867	$1,249,730	$1,177,654
10/24	$1,420,413	$1,232,819	$1,182,127

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class I	8.59%	4.32%	3.57%
Bloomberg Global Aggregate Index (USD Hedged) Footnote Reference1	9.92%	0.33%	2.11%
ICE BofA 3-Month U.S. Treasury Bill Index	5.39%	2.36%	1.69%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund's primary benchmark to represent the overall applicable market, the Fund's primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$1,770,156,112
# of Portfolio Holdings (including derivatives) (for Global Macro Portfolio)	1,187
Portfolio Turnover Rate (for Global Macro Portfolio)	156%
Total Advisory Fees Paid	$9,804,859

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

References to the Fund's investments are the Fund's pro rata share of the investments of Global Macro Portfolio, an affiliated investment company in which the Fund invests substantially all of its assets.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	1.8%
Insurance Linked Securities	1.2%
Sovereign Loans	3.4%
Collateralized Mortgage Obligations	3.9%
Foreign Corporate Bonds	4.0%
U.S. Treasury Obligations	4.5%
Common Stocks	4.8%
Short-Term Investments	26.5%
Sovereign Government Bonds	49.9%
Footnote	Description
Footnote†	Investment types less than 1% each

Foreign Currency Exposure (% of net assets)Footnote Reference*

Egypt	8.0%
Uzbekistan	4.6%
Serbia	3.1%
Singapore	2.5%
Dominican Republic	2.5%
India	2.3%
Iceland	2.3%
Other	18.8%
Total Long Exposure	44.1%
South Africa	(2.1)%
Philippines	(2.6)%
Euro	(9.0)%
Other	(8.1)%
Total Short Exposure	(21.8)%
Footnote	Description
Footnote*	Currency exposures include all foreign exchange denominated assets and currency derivatives.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

EIGMX-TSR-AR

Eaton Vance Global Macro Absolute Return Fund

Class R ERGMX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Global Macro Absolute Return Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R	$177	1.70%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and Global Macro Portfolio, the Portfolio in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) absolute performance:

↑ A long exposure to Surinamese sovereign credit contributed to performance following a debt restructuring that significantly reduced debt service obligations

↑ A long exposure to Egyptian local bonds contributed to returns during a period marked by positive reforms, International Monetary Fund (IMF) support, and regional support amid the Israel-Hamas conflict

↑ A long exposure to Uzbekistani local bonds, which benefited from perceptions of strengthening political institutions, contributed to returns during the period

↓ In contrast, a short exposure to South African sovereign credit detracted from returns as national elections resulted in a new coalition government expected to focus on structural reforms that may increase economic growth in South Africa

↓ Optimism about South Africa’s new government caused the South African rand to strengthen, and a short position in the currency detracted from performance

↓ Derivatives — led by credit-default swaps used to manage credit exposures and foreign exchange forwards used to manage currency exposures — hurt returns

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class R	Bloomberg Global Aggregate Index (USD Hedged)	ICE BofA 3-Month U.S. Treasury Bill Index
10/14	$10,000	$10,000	$10,000
11/14	$10,062	$10,094	$10,000
12/14	$10,018	$10,146	$10,000
1/15	$10,134	$10,335	$10,001
2/15	$10,205	$10,274	$10,001
3/15	$10,193	$10,333	$10,001
4/15	$10,223	$10,275	$10,001
5/15	$10,254	$10,233	$10,001
6/15	$10,186	$10,106	$10,001
7/15	$10,218	$10,206	$10,001
8/15	$10,129	$10,179	$10,002
9/15	$9,994	$10,239	$10,002
10/15	$10,136	$10,272	$10,002
11/15	$10,200	$10,277	$10,002
12/15	$10,224	$10,249	$10,006
1/16	$10,121	$10,399	$10,006
2/16	$10,129	$10,499	$10,008
3/16	$10,230	$10,586	$10,013
4/16	$10,261	$10,604	$10,016
5/16	$10,340	$10,648	$10,016
6/16	$10,349	$10,851	$10,020
7/16	$10,393	$10,916	$10,023
8/16	$10,541	$10,910	$10,025
9/16	$10,555	$10,909	$10,030
10/16	$10,581	$10,803	$10,032
11/16	$10,502	$10,625	$10,034
12/16	$10,586	$10,654	$10,038
1/17	$10,601	$10,615	$10,043
2/17	$10,615	$10,706	$10,047
3/17	$10,723	$10,701	$10,049
4/17	$10,773	$10,774	$10,055
5/17	$10,811	$10,837	$10,060
6/17	$10,837	$10,806	$10,069
7/17	$10,816	$10,842	$10,077
8/17	$10,867	$10,941	$10,087
9/17	$10,881	$10,890	$10,096
10/17	$10,932	$10,936	$10,105
11/17	$10,982	$10,953	$10,113
12/17	$10,973	$10,977	$10,124
1/18	$11,060	$10,899	$10,136
2/18	$11,026	$10,875	$10,146
3/18	$11,017	$10,965	$10,160
4/18	$10,947	$10,924	$10,173
5/18	$10,865	$10,965	$10,189
6/18	$10,795	$10,985	$10,206
7/18	$10,810	$10,988	$10,222
8/18	$10,691	$11,022	$10,240
9/18	$10,682	$10,980	$10,256
10/18	$10,599	$10,958	$10,274
11/18	$10,553	$11,012	$10,295
12/18	$10,561	$11,171	$10,314
1/19	$10,693	$11,289	$10,334
2/19	$10,763	$11,303	$10,353
3/19	$10,759	$11,505	$10,376
4/19	$10,792	$11,512	$10,395
5/19	$10,851	$11,678	$10,419
6/19	$11,008	$11,842	$10,442
7/19	$11,152	$11,935	$10,461
8/19	$11,095	$12,205	$10,482
9/19	$11,215	$12,149	$10,501
10/19	$11,214	$12,128	$10,521
11/19	$11,354	$12,114	$10,534
12/19	$11,545	$12,089	$10,549
1/20	$11,622	$12,307	$10,563
2/20	$11,568	$12,458	$10,579
3/20	$10,782	$12,264	$10,610
4/20	$11,057	$12,462	$10,611
5/20	$11,365	$12,498	$10,611
6/20	$11,488	$12,560	$10,612
7/20	$11,479	$12,697	$10,614
8/20	$11,617	$12,605	$10,615
9/20	$11,594	$12,651	$10,616
10/20	$11,612	$12,652	$10,617
11/20	$11,777	$12,724	$10,618
12/20	$11,898	$12,763	$10,620
1/21	$11,943	$12,695	$10,621
2/21	$11,947	$12,498	$10,621
3/21	$11,884	$12,448	$10,622
4/21	$11,943	$12,481	$10,622
5/21	$12,015	$12,509	$10,623
6/21	$12,075	$12,570	$10,622
7/21	$12,052	$12,726	$10,623
8/21	$12,111	$12,700	$10,623
9/21	$12,102	$12,580	$10,624
10/21	$12,051	$12,548	$10,623
11/21	$12,000	$12,637	$10,624
12/21	$12,097	$12,586	$10,625
1/22	$12,046	$12,388	$10,624
2/22	$11,896	$12,223	$10,626
3/22	$11,647	$11,960	$10,629
4/22	$11,821	$11,638	$10,630
5/22	$11,699	$11,622	$10,638
6/22	$11,512	$11,446	$10,640
7/22	$11,310	$11,738	$10,645
8/22	$11,538	$11,431	$10,663
9/22	$11,432	$11,064	$10,689
10/22	$11,514	$11,026	$10,706
11/22	$11,785	$11,307	$10,741
12/22	$11,984	$11,174	$10,779
1/23	$12,154	$11,431	$10,813
2/23	$12,222	$11,249	$10,848
3/23	$12,187	$11,498	$10,895
4/23	$12,211	$11,557	$10,929
5/23	$12,355	$11,512	$10,972
6/23	$12,544	$11,505	$11,022
7/23	$12,569	$11,509	$11,066
8/23	$12,593	$11,494	$11,116
9/23	$12,512	$11,296	$11,167
10/23	$12,506	$11,216	$11,217
11/23	$12,577	$11,602	$11,267
12/23	$12,741	$11,972	$11,320
1/24	$12,843	$11,949	$11,368
2/24	$12,992	$11,867	$11,415
3/24	$13,189	$11,974	$11,466
4/24	$13,183	$11,781	$11,515
5/24	$13,350	$11,885	$11,571
6/24	$13,328	$11,989	$11,618
7/24	$13,449	$12,220	$11,670
8/24	$13,443	$12,354	$11,726
9/24	$13,549	$12,497	$11,777
10/24	$13,527	$12,328	$11,821

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class R	8.16%	3.82%	3.06%
Bloomberg Global Aggregate Index (USD Hedged) Footnote Reference1	9.92%	0.33%	2.11%
ICE BofA 3-Month U.S. Treasury Bill Index	5.39%	2.36%	1.69%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund's primary benchmark to represent the overall applicable market, the Fund's primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$1,770,156,112
# of Portfolio Holdings (including derivatives) (for Global Macro Portfolio)	1,187
Portfolio Turnover Rate (for Global Macro Portfolio)	156%
Total Advisory Fees Paid	$9,804,859

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

References to the Fund's investments are the Fund's pro rata share of the investments of Global Macro Portfolio, an affiliated investment company in which the Fund invests substantially all of its assets.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	1.8%
Insurance Linked Securities	1.2%
Sovereign Loans	3.4%
Collateralized Mortgage Obligations	3.9%
Foreign Corporate Bonds	4.0%
U.S. Treasury Obligations	4.5%
Common Stocks	4.8%
Short-Term Investments	26.5%
Sovereign Government Bonds	49.9%
Footnote	Description
Footnote†	Investment types less than 1% each

Foreign Currency Exposure (% of net assets)Footnote Reference*

Egypt	8.0%
Uzbekistan	4.6%
Serbia	3.1%
Singapore	2.5%
Dominican Republic	2.5%
India	2.3%
Iceland	2.3%
Other	18.8%
Total Long Exposure	44.1%
South Africa	(2.1)%
Philippines	(2.6)%
Euro	(9.0)%
Other	(8.1)%
Total Short Exposure	(21.8)%
Footnote	Description
Footnote*	Currency exposures include all foreign exchange denominated assets and currency derivatives.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

ERGMX-TSR-AR

Eaton Vance Global Macro Absolute Return Fund

Class R6 EGMSX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Global Macro Absolute Return Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$119	1.14%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and Global Macro Portfolio, the Portfolio in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) absolute performance:

↑ A long exposure to Surinamese sovereign credit contributed to performance following a debt restructuring that significantly reduced debt service obligations

↑ A long exposure to Egyptian local bonds contributed to returns during a period marked by positive reforms, International Monetary Fund (IMF) support, and regional support amid the Israel-Hamas conflict

↑ A long exposure to Uzbekistani local bonds, which benefited from perceptions of strengthening political institutions, contributed to returns during the period

↓ In contrast, a short exposure to South African sovereign credit detracted from returns as national elections resulted in a new coalition government expected to focus on structural reforms that may increase economic growth in South Africa

↓ Optimism about South Africa’s new government caused the South African rand to strengthen, and a short position in the currency detracted from performance

↓ Derivatives — led by credit-default swaps used to manage credit exposures and foreign exchange forwards used to manage currency exposures — hurt returns

Fund Performance

Comparison of the change in value of a $5,000,000 investment for the period indicated.

	Class R6	Bloomberg Global Aggregate Index (USD Hedged)	ICE BofA 3-Month U.S. Treasury Bill Index
10/14	$5,000,000	$5,000,000	$5,000,000
11/14	$5,027,724	$5,046,951	$5,000,080
12/14	$5,007,911	$5,073,079	$5,000,102
1/15	$5,068,638	$5,167,692	$5,000,261
2/15	$5,106,316	$5,137,159	$5,000,261
3/15	$5,102,525	$5,166,595	$5,000,268
4/15	$5,119,878	$5,137,708	$5,000,377
5/15	$5,137,871	$5,116,411	$5,000,421
6/15	$5,106,081	$5,053,167	$5,000,537
7/15	$5,124,180	$5,103,215	$5,000,305
8/15	$5,081,734	$5,089,420	$5,001,051
9/15	$5,016,449	$5,119,605	$5,001,175
10/15	$5,090,233	$5,136,209	$5,000,812
11/15	$5,124,686	$5,138,574	$5,001,109
12/15	$5,139,419	$5,124,669	$5,002,755
1/16	$5,089,991	$5,199,636	$5,002,907
2/16	$5,096,108	$5,249,613	$5,004,125
3/16	$5,149,342	$5,292,831	$5,006,416
4/16	$5,167,654	$5,301,818	$5,007,765
5/16	$5,203,970	$5,324,230	$5,008,156
6/16	$5,216,654	$5,425,582	$5,010,041
7/16	$5,241,563	$5,457,997	$5,011,491
8/16	$5,313,197	$5,455,215	$5,012,383
9/16	$5,328,395	$5,454,564	$5,014,855
10/16	$5,343,635	$5,401,676	$5,016,110
11/16	$5,306,013	$5,312,462	$5,016,987
12/16	$5,344,889	$5,327,019	$5,019,118
1/17	$5,360,245	$5,307,615	$5,021,337
2/17	$5,363,786	$5,353,052	$5,023,418
3/17	$5,426,836	$5,350,582	$5,024,288
4/17	$5,454,285	$5,386,867	$5,027,659
5/17	$5,469,852	$5,418,309	$5,030,196
6/17	$5,485,703	$5,403,144	$5,034,430
7/17	$5,477,583	$5,420,906	$5,038,715
8/17	$5,505,617	$5,470,308	$5,043,435
9/17	$5,515,617	$5,445,056	$5,047,756
10/17	$5,549,839	$5,468,021	$5,052,266
11/17	$5,571,990	$5,476,492	$5,056,463
12/17	$5,569,854	$5,488,734	$5,062,082
1/18	$5,616,678	$5,449,551	$5,068,129
2/18	$5,602,288	$5,437,264	$5,072,921
3/18	$5,600,169	$5,482,344	$5,080,033
4/18	$5,567,155	$5,461,946	$5,086,674
5/18	$5,527,751	$5,482,352	$5,094,439
6/18	$5,494,442	$5,492,570	$5,103,009
7/18	$5,504,621	$5,494,075	$5,111,005
8/18	$5,446,119	$5,510,960	$5,120,220
9/18	$5,443,844	$5,489,879	$5,128,087
10/18	$5,403,883	$5,479,151	$5,136,953
11/18	$5,382,736	$5,505,959	$5,147,495
12/18	$5,395,535	$5,585,490	$5,156,971
1/19	$5,459,352	$5,644,652	$5,167,135
2/19	$5,504,349	$5,651,434	$5,176,336
3/19	$5,504,714	$5,752,654	$5,187,892
4/19	$5,517,867	$5,756,081	$5,197,651
5/19	$5,550,446	$5,838,908	$5,209,512
6/19	$5,633,534	$5,920,780	$5,221,039
7/19	$5,716,934	$5,967,369	$5,230,508
8/19	$5,683,391	$6,102,699	$5,241,238
9/19	$5,747,886	$6,074,421	$5,250,395
10/19	$5,756,617	$6,063,934	$5,260,494
11/19	$5,824,746	$6,056,821	$5,267,055
12/19	$5,925,403	$6,044,403	$5,274,574
1/20	$5,967,814	$6,153,482	$5,281,621
2/20	$5,942,976	$6,228,796	$5,289,429
3/20	$5,539,530	$6,131,855	$5,304,879
4/20	$5,691,107	$6,231,122	$5,305,292
5/20	$5,845,913	$6,248,783	$5,305,379
6/20	$5,912,394	$6,279,968	$5,306,061
7/20	$5,910,473	$6,348,594	$5,307,112
8/20	$5,991,136	$6,302,590	$5,307,518
9/20	$5,975,399	$6,325,614	$5,308,149
10/20	$5,987,308	$6,326,075	$5,308,700
11/20	$6,075,659	$6,362,170	$5,309,171
12/20	$6,141,502	$6,381,717	$5,309,758
1/21	$6,167,634	$6,347,486	$5,310,258
2/21	$6,172,681	$6,248,749	$5,310,708
3/21	$6,142,453	$6,224,130	$5,311,092
4/21	$6,175,893	$6,240,401	$5,311,172
5/21	$6,216,567	$6,254,330	$5,311,281
6/21	$6,250,216	$6,284,833	$5,311,085
7/21	$6,241,085	$6,362,944	$5,311,353
8/21	$6,274,967	$6,350,196	$5,311,563
9/21	$6,272,952	$6,290,243	$5,311,853
10/21	$6,249,253	$6,273,794	$5,311,636
11/21	$6,225,478	$6,318,547	$5,311,991
12/21	$6,279,597	$6,292,921	$5,312,368
1/22	$6,263,080	$6,194,051	$5,312,129
2/22	$6,180,476	$6,111,660	$5,312,810
3/22	$6,053,208	$5,979,915	$5,314,449
4/22	$6,147,418	$5,819,195	$5,315,196
5/22	$6,086,241	$5,811,190	$5,318,857
6/22	$5,991,434	$5,722,997	$5,320,017
7/22	$5,896,396	$5,868,767	$5,322,743
8/22	$6,010,948	$5,715,559	$5,331,334
9/22	$5,965,942	$5,532,075	$5,344,602
10/22	$6,011,635	$5,513,141	$5,352,990
11/22	$6,148,800	$5,653,633	$5,370,252
12/22	$6,256,059	$5,586,909	$5,389,690
1/23	$6,348,402	$5,715,590	$5,406,568
2/23	$6,387,210	$5,624,426	$5,424,215
3/23	$6,371,805	$5,749,144	$5,447,545
4/23	$6,387,483	$5,778,743	$5,464,692
5/23	$6,466,013	$5,755,993	$5,486,094
6/23	$6,568,594	$5,752,558	$5,511,201
7/23	$6,584,619	$5,754,420	$5,533,146
8/23	$6,600,683	$5,747,190	$5,558,130
9/23	$6,560,926	$5,648,079	$5,583,600
10/23	$6,569,117	$5,607,977	$5,608,540
11/23	$6,601,559	$5,800,796	$5,633,719
12/23	$6,699,082	$5,986,179	$5,659,979
1/24	$6,756,372	$5,974,446	$5,684,165
2/24	$6,830,242	$5,933,451	$5,707,452
3/24	$6,937,386	$5,986,956	$5,733,081
4/24	$6,937,512	$5,890,562	$5,757,680
5/24	$7,029,070	$5,942,685	$5,785,310
6/24	$7,020,929	$5,994,250	$5,808,902
7/24	$7,088,243	$6,110,052	$5,834,922
8/24	$7,088,412	$6,176,973	$5,862,835
9/24	$7,147,863	$6,248,650	$5,888,268
10/24	$7,139,524	$6,164,093	$5,910,635

Average Annual Total Returns (%)Footnote Reference1

Fund	1 Year	5 Years	10 Years
Class R6	8.68%	4.40%	3.62%
Bloomberg Global Aggregate Index (USD Hedged) Footnote Reference2	9.92%	0.33%	2.11%
ICE BofA 3-Month U.S. Treasury Bill Index	5.39%	2.36%	1.69%
Footnote	Description
Footnote[1]	Class R6 performance prior to 5/31/17 is linked to Class I. This linked performance is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the Financial Highlights included in the financial statements is not linked.
Footnote[2]	In accordance with regulatory changes requiring the Fund's primary benchmark to represent the overall applicable market, the Fund's primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$1,770,156,112
# of Portfolio Holdings (including derivatives) (for Global Macro Portfolio)	1,187
Portfolio Turnover Rate (for Global Macro Portfolio)	156%
Total Advisory Fees Paid	$9,804,859

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

References to the Fund's investments are the Fund's pro rata share of the investments of Global Macro Portfolio, an affiliated investment company in which the Fund invests substantially all of its assets.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	1.8%
Insurance Linked Securities	1.2%
Sovereign Loans	3.4%
Collateralized Mortgage Obligations	3.9%
Foreign Corporate Bonds	4.0%
U.S. Treasury Obligations	4.5%
Common Stocks	4.8%
Short-Term Investments	26.5%
Sovereign Government Bonds	49.9%
Footnote	Description
Footnote†	Investment types less than 1% each

Foreign Currency Exposure (% of net assets)Footnote Reference*

Egypt	8.0%
Uzbekistan	4.6%
Serbia	3.1%
Singapore	2.5%
Dominican Republic	2.5%
India	2.3%
Iceland	2.3%
Other	18.8%
Total Long Exposure	44.1%
South Africa	(2.1)%
Philippines	(2.6)%
Euro	(9.0)%
Other	(8.1)%
Total Short Exposure	(21.8)%
Footnote	Description
Footnote*	Currency exposures include all foreign exchange denominated assets and currency derivatives.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

EGMSX-TSR-AR

Eaton Vance Government Opportunities Fund

Class A EVGOX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Government Opportunities Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$289	2.78%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the ICE BofA 1-3 Year U.S. Treasury Index (11/1/23-12/31/23) and the ICE BofA U.S. Mortgage Backed Securities Index (1/1/24-10/31/24) (the Index):

↑ Out-of-Index exposures to agency collateralized mortgage obligations (CMOs) contributed to performance relative to the Index during the period

↑ Out-of-Index exposures to non-agency mortgage-backed securities (MBS) contributed to performance relative to the Index during the period

↑ Security selections within fixed-rate agency mortgage-backed securities (MBS) pass-throughs contributed to performance relative to the Index during the period

↑ Duration positioning ― which was longer than that of the Index ― contributed to returns relative to the Index during a period when interest rates generally declined

↓ The Fund’s out-of-Index use of derivatives for duration management ― by investing in interest-rate swaps; U.S. Treasury futures; and swap options, or swaptions ― detracted from returns relative to the Index during the period

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class A with Maximum Sales Charge	Bloomberg U.S. Universal Index	ICE BofA 1-3 Year U.S. Treasury Index	ICE BofA U.S. MBS Index
10/14	$10,000	$10,000	$10,000	$10,000
11/14	$9,692	$10,054	$10,014	$10,069
12/14	$9,681	$10,036	$9,990	$10,082
1/15	$9,727	$10,227	$10,040	$10,164
2/15	$9,716	$10,167	$10,019	$10,144
3/15	$9,748	$10,209	$10,042	$10,184
4/15	$9,751	$10,197	$10,047	$10,188
5/15	$9,739	$10,180	$10,054	$10,182
6/15	$9,741	$10,066	$10,057	$10,103
7/15	$9,757	$10,125	$10,062	$10,168
8/15	$9,759	$10,095	$10,058	$10,177
9/15	$9,760	$10,134	$10,088	$10,236
10/15	$9,744	$10,167	$10,078	$10,248
11/15	$9,712	$10,130	$10,053	$10,232
12/15	$9,708	$10,079	$10,044	$10,229
1/16	$9,735	$10,190	$10,105	$10,356
2/16	$9,746	$10,263	$10,117	$10,397
3/16	$9,760	$10,388	$10,135	$10,429
4/16	$9,772	$10,459	$10,138	$10,447
5/16	$9,770	$10,467	$10,127	$10,461
6/16	$9,767	$10,652	$10,188	$10,545
7/16	$9,793	$10,739	$10,182	$10,569
8/16	$9,774	$10,751	$10,165	$10,580
9/16	$9,785	$10,753	$10,177	$10,610
10/16	$9,765	$10,682	$10,170	$10,579
11/16	$9,729	$10,442	$10,130	$10,397
12/16	$9,754	$10,473	$10,133	$10,400
1/17	$9,780	$10,510	$10,146	$10,395
2/17	$9,794	$10,591	$10,156	$10,445
3/17	$9,807	$10,588	$10,159	$10,448
4/17	$9,820	$10,675	$10,174	$10,514
5/17	$9,849	$10,758	$10,185	$10,582
6/17	$9,846	$10,749	$10,177	$10,542
7/17	$9,859	$10,802	$10,199	$10,590
8/17	$9,906	$10,895	$10,218	$10,666
9/17	$9,873	$10,857	$10,201	$10,639
10/17	$9,870	$10,870	$10,195	$10,637
11/17	$9,867	$10,854	$10,175	$10,620
12/17	$9,879	$10,901	$10,176	$10,654
1/18	$9,829	$10,797	$10,147	$10,528
2/18	$9,841	$10,694	$10,143	$10,455
3/18	$9,854	$10,748	$10,163	$10,525
4/18	$9,869	$10,676	$10,147	$10,475
5/18	$9,884	$10,735	$10,184	$10,551
6/18	$9,870	$10,719	$10,185	$10,558
7/18	$9,878	$10,741	$10,185	$10,547
8/18	$9,921	$10,794	$10,217	$10,608
9/18	$9,901	$10,748	$10,205	$10,545
10/18	$9,912	$10,658	$10,221	$10,474
11/18	$9,924	$10,706	$10,256	$10,570
12/18	$9,951	$10,874	$10,337	$10,760
1/19	$9,994	$11,024	$10,365	$10,851
2/19	$10,023	$11,036	$10,375	$10,842
3/19	$10,066	$11,235	$10,439	$11,004
4/19	$10,108	$11,251	$10,460	$10,991
5/19	$10,118	$11,423	$10,534	$11,131
6/19	$10,097	$11,585	$10,589	$11,225
7/19	$10,124	$11,619	$10,576	$11,276
8/19	$10,115	$11,882	$10,662	$11,386
9/19	$10,141	$11,830	$10,650	$11,387
10/19	$10,181	$11,869	$10,685	$11,423
11/19	$10,189	$11,866	$10,681	$11,431
12/19	$10,193	$11,884	$10,704	$11,461
1/20	$10,234	$12,097	$10,762	$11,544
2/20	$10,360	$12,278	$10,856	$11,660
3/20	$10,382	$12,039	$11,005	$11,781
4/20	$10,473	$12,280	$11,009	$11,873
5/20	$10,562	$12,394	$11,016	$11,892
6/20	$10,581	$12,498	$11,019	$11,877
7/20	$10,581	$12,717	$11,030	$11,902
8/20	$10,596	$12,644	$11,028	$11,903
9/20	$10,629	$12,621	$11,031	$11,890
10/20	$10,629	$12,576	$11,026	$11,891
11/20	$10,628	$12,740	$11,031	$11,901
12/20	$10,660	$12,784	$11,036	$11,930
1/21	$10,693	$12,704	$11,038	$11,945
2/21	$10,691	$12,540	$11,029	$11,850
3/21	$10,689	$12,394	$11,031	$11,793
4/21	$10,686	$12,498	$11,036	$11,861
5/21	$10,683	$12,546	$11,044	$11,831
6/21	$10,647	$12,637	$11,027	$11,830
7/21	$10,612	$12,764	$11,046	$11,898
8/21	$10,611	$12,756	$11,045	$11,883
9/21	$10,664	$12,647	$11,034	$11,836
10/21	$10,558	$12,636	$11,000	$11,812
11/21	$10,518	$12,652	$11,002	$11,802
12/21	$10,532	$12,643	$10,975	$11,786
1/22	$10,532	$12,366	$10,903	$11,610
2/22	$10,513	$12,197	$10,862	$11,491
3/22	$10,387	$11,870	$10,718	$11,191
4/22	$10,333	$11,427	$10,667	$10,798
5/22	$10,315	$11,490	$10,726	$10,914
6/22	$10,244	$11,261	$10,664	$10,753
7/22	$10,231	$11,544	$10,699	$11,095
8/22	$10,184	$11,244	$10,622	$10,725
9/22	$9,890	$10,759	$10,497	$10,175
10/22	$9,858	$10,641	$10,487	$10,029
11/22	$9,936	$11,038	$10,553	$10,452
12/22	$9,840	$11,001	$10,574	$10,385
1/23	$9,951	$11,342	$10,647	$10,717
2/23	$9,880	$11,063	$10,570	$10,437
3/23	$10,017	$11,323	$10,739	$10,641
4/23	$10,007	$11,392	$10,766	$10,699
5/23	$9,980	$11,274	$10,729	$10,625
6/23	$9,915	$11,256	$10,677	$10,585
7/23	$9,925	$11,267	$10,715	$10,568
8/23	$9,935	$11,200	$10,757	$10,481
9/23	$9,756	$10,932	$10,756	$10,154
10/23	$9,672	$10,768	$10,793	$9,952
11/23	$10,058	$11,253	$10,902	$10,460
12/23	$10,391	$11,680	$11,024	$10,903
1/24	$10,382	$11,652	$11,067	$10,858
2/24	$10,102	$11,512	$11,021	$10,683
3/24	$10,170	$11,625	$11,057	$10,786
4/24	$9,850	$11,353	$11,021	$10,469
5/24	$10,074	$11,542	$11,097	$10,684
6/24	$10,258	$11,647	$11,161	$10,811
7/24	$10,543	$11,911	$11,289	$11,098
8/24	$10,731	$12,087	$11,390	$11,271
9/24	$10,839	$12,253	$11,481	$11,410
10/24	$10,471	$11,974	$11,414	$11,082

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class A	8.27%	0.56%	0.79%
Class A with 3.25% Maximum Sales Charge	4.79%	(0.08)%	0.46%
Bloomberg U.S. Universal IndexFootnote Reference1	11.20%	0.18%	1.82%
ICE BofA 1-3 Year U.S. Treasury Index	5.76%	1.33%	1.33%
ICE BofA U.S. MBS IndexFootnote Reference2	11.35%	(0.60)%	1.03%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund's primary benchmark to represent the overall applicable market, the Fund's primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.
Footnote[2]	Effective December 31, 2023, the Fund changed its benchmark from the ICE BofA 1-3 Year U.S.Treasury Index to the ICE BofA U.S. Mortgage Backed Securities Index because the investment adviser believes it is a more appropriate benchmark for the Fund.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$370,137,936
# of Portfolio Holdings	479
Portfolio Turnover Rate	489%
Total Advisory Fees Paid	$2,242,131

What did the Fund invest in?

The following table reflects what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	1.3%
Asset-Backed Securities	2.6%
Government National Mortgage Association Participation Agreements	2.9%
U.S. Department of Agriculture Loans	4.6%
Collateralized Mortgage Obligations	42.0%
U.S. Government Agency Mortgage-Backed Securities	46.6%
Footnote	Description
Footnote†	Investment types less than 1% each

Material Fund Changes

This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by March 1, 2025 at www.eatonvance.com/open-end-mutual-fund-documents.php or upon request by contacting us at 1-800-262-1122.

The net expense ratio increased from the prior fiscal year primarily due to an increase in expenses related to financing activities.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

EVGOX-TSR-AR

Eaton Vance Government Opportunities Fund

Class C ECGOX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Government Opportunities Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$367	3.53%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the ICE BofA 1-3 Year U.S. Treasury Index (11/1/23-12/31/23) and the ICE BofA U.S. Mortgage Backed Securities Index (1/1/24-10/31/24) (the Index):

↑ Out-of-Index exposures to agency collateralized mortgage obligations (CMOs) contributed to performance relative to the Index during the period

↑ Out-of-Index exposures to non-agency mortgage-backed securities (MBS) contributed to performance relative to the Index during the period

↑ Security selections within fixed-rate agency mortgage-backed securities (MBS) pass-throughs contributed to performance relative to the Index during the period

↑ Duration positioning ― which was longer than that of the Index ― contributed to returns relative to the Index during a period when interest rates generally declined

↓ The Fund’s out-of-Index use of derivatives for duration management ― by investing in interest-rate swaps; U.S. Treasury futures; and swap options, or swaptions ― detracted from returns relative to the Index during the period

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class C	Bloomberg U.S. Universal Index	ICE BofA 1-3 Year U.S. Treasury Index	ICE BofA U.S. MBS Index
10/14	$10,000	$10,000	$10,000	$10,000
11/14	$10,011	$10,054	$10,014	$10,069
12/14	$9,993	$10,036	$9,990	$10,082
1/15	$10,034	$10,227	$10,040	$10,164
2/15	$10,017	$10,167	$10,019	$10,144
3/15	$10,044	$10,209	$10,042	$10,184
4/15	$10,026	$10,197	$10,047	$10,188
5/15	$10,022	$10,180	$10,054	$10,182
6/15	$10,003	$10,066	$10,057	$10,103
7/15	$10,028	$10,125	$10,062	$10,168
8/15	$10,023	$10,095	$10,058	$10,177
9/15	$10,018	$10,134	$10,088	$10,236
10/15	$9,996	$10,167	$10,078	$10,248
11/15	$9,956	$10,130	$10,053	$10,232
12/15	$9,947	$10,079	$10,044	$10,229
1/16	$9,967	$10,190	$10,105	$10,356
2/16	$9,973	$10,263	$10,117	$10,397
3/16	$9,981	$10,388	$10,135	$10,429
4/16	$9,987	$10,459	$10,138	$10,447
5/16	$9,978	$10,467	$10,127	$10,461
6/16	$9,969	$10,652	$10,188	$10,545
7/16	$9,990	$10,739	$10,182	$10,569
8/16	$9,964	$10,751	$10,165	$10,580
9/16	$9,968	$10,753	$10,177	$10,610
10/16	$9,942	$10,682	$10,170	$10,579
11/16	$9,899	$10,442	$10,130	$10,397
12/16	$9,918	$10,473	$10,133	$10,400
1/17	$9,938	$10,510	$10,146	$10,395
2/17	$9,947	$10,591	$10,156	$10,445
3/17	$9,954	$10,588	$10,159	$10,448
4/17	$9,977	$10,675	$10,174	$10,514
5/17	$9,984	$10,758	$10,185	$10,582
6/17	$9,975	$10,749	$10,177	$10,542
7/17	$9,998	$10,802	$10,199	$10,590
8/17	$10,024	$10,895	$10,218	$10,666
9/17	$9,983	$10,857	$10,201	$10,639
10/17	$9,974	$10,870	$10,195	$10,637
11/17	$9,964	$10,854	$10,175	$10,620
12/17	$9,971	$10,901	$10,176	$10,654
1/18	$9,913	$10,797	$10,147	$10,528
2/18	$9,920	$10,694	$10,143	$10,455
3/18	$9,926	$10,748	$10,163	$10,525
4/18	$9,936	$10,676	$10,147	$10,475
5/18	$9,944	$10,735	$10,184	$10,551
6/18	$9,924	$10,719	$10,185	$10,558
7/18	$9,925	$10,741	$10,185	$10,547
8/18	$9,963	$10,794	$10,217	$10,608
9/18	$9,936	$10,748	$10,205	$10,545
10/18	$9,941	$10,658	$10,221	$10,474
11/18	$9,947	$10,706	$10,256	$10,570
12/18	$9,968	$10,874	$10,337	$10,760
1/19	$10,005	$11,024	$10,365	$10,851
2/19	$10,044	$11,036	$10,375	$10,842
3/19	$10,065	$11,235	$10,439	$11,004
4/19	$10,101	$11,251	$10,460	$10,991
5/19	$10,103	$11,423	$10,534	$11,131
6/19	$10,093	$11,585	$10,589	$11,225
7/19	$10,097	$11,619	$10,576	$11,276
8/19	$10,082	$11,882	$10,662	$11,386
9/19	$10,101	$11,830	$10,650	$11,387
10/19	$10,134	$11,869	$10,685	$11,423
11/19	$10,137	$11,866	$10,681	$11,431
12/19	$10,134	$11,884	$10,704	$11,461
1/20	$10,168	$12,097	$10,762	$11,544
2/20	$10,287	$12,278	$10,856	$11,660
3/20	$10,320	$12,039	$11,005	$11,781
4/20	$10,387	$12,280	$11,009	$11,873
5/20	$10,468	$12,394	$11,016	$11,892
6/20	$10,481	$12,498	$11,019	$11,877
7/20	$10,474	$12,717	$11,030	$11,902
8/20	$10,483	$12,644	$11,028	$11,903
9/20	$10,509	$12,621	$11,031	$11,890
10/20	$10,502	$12,576	$11,026	$11,891
11/20	$10,495	$12,740	$11,031	$11,901
12/20	$10,520	$12,784	$11,036	$11,930
1/21	$10,545	$12,704	$11,038	$11,945
2/21	$10,537	$12,540	$11,029	$11,850
3/21	$10,529	$12,394	$11,031	$11,793
4/21	$10,519	$12,498	$11,036	$11,861
5/21	$10,509	$12,546	$11,044	$11,831
6/21	$10,467	$12,637	$11,027	$11,830
7/21	$10,426	$12,764	$11,046	$11,898
8/21	$10,419	$12,756	$11,045	$11,883
9/21	$10,464	$12,647	$11,034	$11,836
10/21	$10,354	$12,636	$11,000	$11,812
11/21	$10,308	$12,652	$11,002	$11,802
12/21	$10,315	$12,643	$10,975	$11,786
1/22	$10,309	$12,366	$10,903	$11,610
2/22	$10,284	$12,197	$10,862	$11,491
3/22	$10,154	$11,870	$10,718	$11,191
4/22	$10,095	$11,427	$10,667	$10,798
5/22	$10,071	$11,490	$10,726	$10,914
6/22	$9,995	$11,261	$10,664	$10,753
7/22	$9,993	$11,544	$10,699	$11,095
8/22	$9,923	$11,244	$10,622	$10,725
9/22	$9,631	$10,759	$10,497	$10,175
10/22	$9,593	$10,641	$10,487	$10,029
11/22	$9,663	$11,038	$10,553	$10,452
12/22	$9,564	$11,001	$10,574	$10,385
1/23	$9,665	$11,342	$10,647	$10,717
2/23	$9,591	$11,063	$10,570	$10,437
3/23	$9,718	$11,323	$10,739	$10,641
4/23	$9,703	$11,392	$10,766	$10,699
5/23	$9,670	$11,274	$10,729	$10,625
6/23	$9,619	$11,256	$10,677	$10,585
7/23	$9,604	$11,267	$10,715	$10,568
8/23	$9,607	$11,200	$10,757	$10,481
9/23	$9,428	$10,932	$10,756	$10,154
10/23	$9,340	$10,768	$10,793	$9,952
11/23	$9,708	$11,253	$10,902	$10,460
12/23	$10,023	$11,680	$11,024	$10,903
1/24	$10,008	$11,652	$11,067	$10,858
2/24	$9,731	$11,512	$11,021	$10,683
3/24	$9,791	$11,625	$11,057	$10,786
4/24	$9,476	$11,353	$11,021	$10,469
5/24	$9,704	$11,542	$11,097	$10,684
6/24	$9,856	$11,647	$11,161	$10,811
7/24	$10,143	$11,911	$11,289	$11,098
8/24	$10,298	$12,087	$11,390	$11,271
9/24	$10,395	$12,253	$11,481	$11,410
10/24	$10,191	$11,974	$11,414	$11,082

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class C, with conversion to Class A after 8 years	7.65%	(0.16)%	0.19%
Class C, with 1% Maximum Deferred Sales Charge and conversion to Class A after 8 years	6.65%	(0.16)%	0.19%
Bloomberg U.S. Universal IndexFootnote Reference1	11.20%	0.18%	1.82%
ICE BofA 1-3 Year U.S. Treasury Index	5.76%	1.33%	1.33%
ICE BofA U.S. MBS IndexFootnote Reference2	11.35%	(0.60)%	1.03%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund's primary benchmark to represent the overall applicable market, the Fund's primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.
Footnote[2]	Effective December 31, 2023, the Fund changed its benchmark from the ICE BofA 1-3 Year U.S.Treasury Index to the ICE BofA U.S. Mortgage Backed Securities Index because the investment adviser believes it is a more appropriate benchmark for the Fund.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$370,137,936
# of Portfolio Holdings	479
Portfolio Turnover Rate	489%
Total Advisory Fees Paid	$2,242,131

What did the Fund invest in?

The following table reflects what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	1.3%
Asset-Backed Securities	2.6%
Government National Mortgage Association Participation Agreements	2.9%
U.S. Department of Agriculture Loans	4.6%
Collateralized Mortgage Obligations	42.0%
U.S. Government Agency Mortgage-Backed Securities	46.6%
Footnote	Description
Footnote†	Investment types less than 1% each

Material Fund Changes

This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by March 1, 2025 at www.eatonvance.com/open-end-mutual-fund-documents.php or upon request by contacting us at 1-800-262-1122.

The net expense ratio increased from the prior fiscal year primarily due to an increase in expenses related to financing activities.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

ECGOX-TSR-AR

Eaton Vance Government Opportunities Fund

Class I EIGOX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Government Opportunities Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$264	2.53%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the ICE BofA 1-3 Year U.S. Treasury Index (11/1/23-12/31/23) and the ICE BofA U.S. Mortgage Backed Securities Index (1/1/24-10/31/24) (the Index):

↑ Out-of-Index exposures to agency collateralized mortgage obligations (CMOs) contributed to performance relative to the Index during the period

↑ Out-of-Index exposures to non-agency mortgage-backed securities (MBS) contributed to performance relative to the Index during the period

↑ Security selections within fixed-rate agency mortgage-backed securities (MBS) pass-throughs contributed to performance relative to the Index during the period

↑ Duration positioning ― which was longer than that of the Index ― contributed to returns relative to the Index during a period when interest rates generally declined

↓ The Fund’s out-of-Index use of derivatives for duration management ― by investing in interest-rate swaps; U.S. Treasury futures; and swap options, or swaptions ― detracted from returns relative to the Index during the period

Fund Performance

Comparison of the change in value of a $1,000,000 investment for the period indicated.

	Class I	Bloomberg U.S. Universal Index	ICE BofA 1-3 Year U.S. Treasury Index	ICE BofA U.S. MBS Index
10/14	$1,000,000	$1,000,000	$1,000,000	$1,000,000
11/14	$1,003,429	$1,005,397	$1,001,444	$1,006,949
12/14	$1,002,469	$1,003,580	$999,004	$1,008,222
1/15	$1,007,432	$1,022,684	$1,004,047	$1,016,371
2/15	$1,006,486	$1,016,723	$1,001,881	$1,014,423
3/15	$1,008,540	$1,020,920	$1,004,210	$1,018,350
4/15	$1,009,063	$1,019,735	$1,004,669	$1,018,845
5/15	$1,009,515	$1,017,951	$1,005,415	$1,018,169
6/15	$1,008,455	$1,006,590	$1,005,669	$1,010,318
7/15	$1,010,332	$1,012,452	$1,006,193	$1,016,778
8/15	$1,010,696	$1,009,468	$1,005,765	$1,017,702
9/15	$1,012,553	$1,013,420	$1,008,808	$1,023,559
10/15	$1,009,600	$1,016,659	$1,007,822	$1,024,810
11/15	$1,006,434	$1,012,952	$1,005,348	$1,023,193
12/15	$1,007,836	$1,007,891	$1,004,406	$1,022,903
1/16	$1,010,782	$1,019,017	$1,010,526	$1,035,594
2/16	$1,010,665	$1,026,256	$1,011,690	$1,039,673
3/16	$1,013,850	$1,038,833	$1,013,456	$1,042,866
4/16	$1,015,321	$1,045,911	$1,013,823	$1,044,683
5/16	$1,013,716	$1,046,728	$1,012,745	$1,046,072
6/16	$1,013,590	$1,065,155	$1,018,812	$1,054,522
7/16	$1,016,581	$1,073,933	$1,018,231	$1,056,859
8/16	$1,014,803	$1,075,091	$1,016,540	$1,057,982
9/16	$1,016,094	$1,075,347	$1,017,722	$1,060,977
10/16	$1,015,813	$1,068,213	$1,017,041	$1,057,939
11/16	$1,012,311	$1,044,202	$1,013,005	$1,039,718
12/16	$1,013,520	$1,047,304	$1,013,306	$1,039,972
1/17	$1,018,037	$1,050,999	$1,014,582	$1,039,451
2/17	$1,019,688	$1,059,108	$1,015,617	$1,044,550
3/17	$1,021,255	$1,058,753	$1,015,943	$1,044,765
4/17	$1,022,861	$1,067,538	$1,017,351	$1,051,375
5/17	$1,026,102	$1,075,775	$1,018,528	$1,058,199
6/17	$1,026,039	$1,074,863	$1,017,711	$1,054,212
7/17	$1,027,631	$1,080,216	$1,019,879	$1,058,979
8/17	$1,031,112	$1,089,536	$1,021,810	$1,066,600
9/17	$1,029,455	$1,085,702	$1,020,138	$1,063,930
10/17	$1,029,282	$1,087,005	$1,019,518	$1,063,662
11/17	$1,029,144	$1,085,360	$1,017,464	$1,061,965
12/17	$1,029,000	$1,090,145	$1,017,586	$1,065,435
1/18	$1,025,630	$1,079,655	$1,014,662	$1,052,818
2/18	$1,027,065	$1,069,417	$1,014,276	$1,045,463
3/18	$1,026,973	$1,074,811	$1,016,265	$1,052,505
4/18	$1,028,791	$1,067,639	$1,014,686	$1,047,482
5/18	$1,032,190	$1,073,462	$1,018,362	$1,055,142
6/18	$1,030,913	$1,071,905	$1,018,519	$1,055,804
7/18	$1,031,980	$1,074,148	$1,018,472	$1,054,726
8/18	$1,035,066	$1,079,440	$1,021,713	$1,060,823
9/18	$1,034,832	$1,074,815	$1,020,504	$1,054,534
10/18	$1,036,199	$1,065,824	$1,022,051	$1,047,427
11/18	$1,037,703	$1,070,617	$1,025,592	$1,057,001
12/18	$1,040,771	$1,087,367	$1,033,691	$1,076,050
1/19	$1,045,510	$1,102,360	$1,036,475	$1,085,128
2/19	$1,048,671	$1,103,561	$1,037,516	$1,084,238
3/19	$1,051,713	$1,123,489	$1,043,860	$1,100,430
4/19	$1,058,055	$1,125,062	$1,045,981	$1,099,098
5/19	$1,057,536	$1,142,296	$1,053,405	$1,113,126
6/19	$1,057,326	$1,158,453	$1,058,874	$1,122,521
7/19	$1,058,676	$1,161,901	$1,057,625	$1,127,575
8/19	$1,057,931	$1,188,192	$1,066,155	$1,138,647
9/19	$1,062,563	$1,183,044	$1,064,973	$1,138,661
10/19	$1,065,226	$1,186,867	$1,068,481	$1,142,293
11/19	$1,068,140	$1,186,629	$1,068,139	$1,143,124
12/19	$1,066,952	$1,188,398	$1,070,404	$1,146,142
1/20	$1,073,276	$1,209,727	$1,076,195	$1,154,423
2/20	$1,084,868	$1,227,840	$1,085,566	$1,166,041
3/20	$1,089,262	$1,203,856	$1,100,459	$1,178,092
4/20	$1,098,978	$1,227,971	$1,100,919	$1,187,254
5/20	$1,108,530	$1,239,440	$1,101,638	$1,189,150
6/20	$1,108,973	$1,249,782	$1,101,922	$1,187,682
7/20	$1,109,195	$1,271,736	$1,103,035	$1,190,172
8/20	$1,112,888	$1,264,402	$1,102,767	$1,190,334
9/20	$1,114,784	$1,262,124	$1,103,066	$1,189,034
10/20	$1,114,918	$1,257,613	$1,102,601	$1,189,084
11/20	$1,116,909	$1,274,024	$1,103,108	$1,190,086
12/20	$1,120,538	$1,278,423	$1,103,620	$1,192,986
1/21	$1,122,364	$1,270,388	$1,103,786	$1,194,527
2/21	$1,122,429	$1,253,996	$1,102,899	$1,184,981
3/21	$1,124,254	$1,239,403	$1,103,105	$1,179,266
4/21	$1,122,376	$1,249,825	$1,103,602	$1,186,138
5/21	$1,124,083	$1,254,592	$1,104,436	$1,183,064
6/21	$1,120,501	$1,263,738	$1,102,730	$1,183,032
7/21	$1,117,051	$1,276,427	$1,104,563	$1,189,806
8/21	$1,117,274	$1,275,575	$1,104,477	$1,188,258
9/21	$1,121,202	$1,264,683	$1,103,367	$1,183,605
10/21	$1,112,148	$1,263,649	$1,100,013	$1,181,187
11/21	$1,108,111	$1,265,175	$1,100,224	$1,180,198
12/21	$1,107,987	$1,264,322	$1,097,496	$1,178,579
1/22	$1,110,117	$1,236,603	$1,090,310	$1,160,957
2/22	$1,108,310	$1,219,743	$1,086,229	$1,149,145
3/22	$1,093,421	$1,187,019	$1,071,766	$1,119,119
4/22	$1,089,779	$1,142,746	$1,066,675	$1,079,802
5/22	$1,086,208	$1,149,034	$1,072,573	$1,091,380
6/22	$1,080,853	$1,126,073	$1,066,371	$1,075,339
7/22	$1,079,702	$1,154,385	$1,069,947	$1,109,486
8/22	$1,074,942	$1,124,375	$1,062,239	$1,072,478
9/22	$1,044,166	$1,075,933	$1,049,724	$1,017,525
10/22	$1,040,954	$1,064,128	$1,048,687	$1,002,850
11/22	$1,049,399	$1,103,805	$1,055,281	$1,045,232
12/22	$1,039,515	$1,100,056	$1,057,439	$1,038,543
1/23	$1,049,536	$1,134,180	$1,064,686	$1,071,704
2/23	$1,044,237	$1,106,311	$1,056,998	$1,043,747
3/23	$1,058,948	$1,132,265	$1,073,860	$1,064,105
4/23	$1,058,106	$1,139,182	$1,076,642	$1,069,897
5/23	$1,055,485	$1,127,371	$1,072,930	$1,062,512
6/23	$1,048,782	$1,125,619	$1,067,732	$1,058,511
7/23	$1,050,056	$1,126,738	$1,071,533	$1,056,777
8/23	$1,051,336	$1,119,953	$1,075,742	$1,048,106
9/23	$1,032,655	$1,093,247	$1,075,648	$1,015,444
10/23	$1,023,999	$1,076,807	$1,079,287	$995,221
11/23	$1,065,128	$1,125,268	$1,090,227	$1,046,041
12/23	$1,098,589	$1,167,966	$1,102,446	$1,090,270
1/24	$1,099,901	$1,165,171	$1,106,689	$1,085,813
2/24	$1,070,433	$1,151,201	$1,102,128	$1,068,306
3/24	$1,077,875	$1,162,504	$1,105,707	$1,078,613
4/24	$1,042,146	$1,135,338	$1,102,127	$1,046,893
5/24	$1,068,199	$1,154,158	$1,109,696	$1,068,360
6/24	$1,085,929	$1,164,708	$1,116,095	$1,081,132
7/24	$1,118,485	$1,191,145	$1,128,861	$1,109,754
8/24	$1,136,569	$1,208,679	$1,138,988	$1,127,131
9/24	$1,150,360	$1,225,257	$1,148,147	$1,141,027
10/24	$1,111,574	$1,197,428	$1,141,419	$1,108,193

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class I	8.56%	0.86%	1.06%
Bloomberg U.S. Universal IndexFootnote Reference1	11.20%	0.18%	1.82%
ICE BofA 1-3 Year U.S. Treasury Index	5.76%	1.33%	1.33%
ICE BofA U.S. MBS IndexFootnote Reference2	11.35%	(0.60)%	1.03%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund's primary benchmark to represent the overall applicable market, the Fund's primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.
Footnote[2]	Effective December 31, 2023, the Fund changed its benchmark from the ICE BofA 1-3 Year U.S.Treasury Index to the ICE BofA U.S. Mortgage Backed Securities Index because the investment adviser believes it is a more appropriate benchmark for the Fund.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$370,137,936
# of Portfolio Holdings	479
Portfolio Turnover Rate	489%
Total Advisory Fees Paid	$2,242,131

What did the Fund invest in?

The following table reflects what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	1.3%
Asset-Backed Securities	2.6%
Government National Mortgage Association Participation Agreements	2.9%
U.S. Department of Agriculture Loans	4.6%
Collateralized Mortgage Obligations	42.0%
U.S. Government Agency Mortgage-Backed Securities	46.6%
Footnote	Description
Footnote†	Investment types less than 1% each

Material Fund Changes

This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by March 1, 2025 at www.eatonvance.com/open-end-mutual-fund-documents.php or upon request by contacting us at 1-800-262-1122.

The net expense ratio increased from the prior fiscal year primarily due to an increase in expenses related to financing activities.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

EIGOX-TSR-AR

Eaton Vance Government Opportunities Fund

Class R ERGOX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Government Opportunities Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R	$315	3.03%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the ICE BofA 1-3 Year U.S. Treasury Index (11/1/23-12/31/23) and the ICE BofA U.S. Mortgage Backed Securities Index (1/1/24-10/31/24) (the Index):

↑ Out-of-Index exposures to agency collateralized mortgage obligations (CMOs) contributed to performance relative to the Index during the period

↑ Out-of-Index exposures to non-agency mortgage-backed securities (MBS) contributed to performance relative to the Index during the period

↑ Security selections within fixed-rate agency mortgage-backed securities (MBS) pass-throughs contributed to performance relative to the Index during the period

↑ Duration positioning ― which was longer than that of the Index ― contributed to returns relative to the Index during a period when interest rates generally declined

↓ The Fund’s out-of-Index use of derivatives for duration management ― by investing in interest-rate swaps; U.S. Treasury futures; and swap options, or swaptions ― detracted from returns relative to the Index during the period

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class R	Bloomberg U.S. Universal Index	ICE BofA 1-3 Year U.S. Treasury Index	ICE BofA U.S. MBS Index
10/14	$10,000	$10,000	$10,000	$10,000
11/14	$10,016	$10,054	$10,014	$10,069
12/14	$10,002	$10,036	$9,990	$10,082
1/15	$10,047	$10,227	$10,040	$10,164
2/15	$10,033	$10,167	$10,019	$10,144
3/15	$10,064	$10,209	$10,042	$10,184
4/15	$10,066	$10,197	$10,047	$10,188
5/15	$10,066	$10,180	$10,054	$10,182
6/15	$10,051	$10,066	$10,057	$10,103
7/15	$10,065	$10,125	$10,062	$10,168
8/15	$10,064	$10,095	$10,058	$10,177
9/15	$10,064	$10,134	$10,088	$10,236
10/15	$10,045	$10,167	$10,078	$10,248
11/15	$10,009	$10,130	$10,053	$10,232
12/15	$10,019	$10,079	$10,044	$10,229
1/16	$10,044	$10,190	$10,105	$10,356
2/16	$10,039	$10,263	$10,117	$10,397
3/16	$10,066	$10,388	$10,135	$10,429
4/16	$10,076	$10,459	$10,138	$10,447
5/16	$10,056	$10,467	$10,127	$10,461
6/16	$10,050	$10,652	$10,188	$10,545
7/16	$10,076	$10,739	$10,182	$10,569
8/16	$10,054	$10,751	$10,165	$10,580
9/16	$10,062	$10,753	$10,177	$10,610
10/16	$10,055	$10,682	$10,170	$10,579
11/16	$10,001	$10,442	$10,130	$10,397
12/16	$10,024	$10,473	$10,133	$10,400
1/17	$10,049	$10,510	$10,146	$10,395
2/17	$10,077	$10,591	$10,156	$10,445
3/17	$10,072	$10,588	$10,159	$10,448
4/17	$10,100	$10,675	$10,174	$10,514
5/17	$10,111	$10,758	$10,185	$10,582
6/17	$10,122	$10,749	$10,177	$10,542
7/17	$10,134	$10,802	$10,199	$10,590
8/17	$10,164	$10,895	$10,218	$10,666
9/17	$10,127	$10,857	$10,201	$10,639
10/17	$10,137	$10,870	$10,195	$10,637
11/17	$10,115	$10,854	$10,175	$10,620
12/17	$10,126	$10,901	$10,176	$10,654
1/18	$10,088	$10,797	$10,147	$10,528
2/18	$10,098	$10,694	$10,143	$10,455
3/18	$10,093	$10,748	$10,163	$10,525
4/18	$10,107	$10,676	$10,147	$10,475
5/18	$10,119	$10,735	$10,184	$10,551
6/18	$10,102	$10,719	$10,185	$10,558
7/18	$10,125	$10,741	$10,185	$10,547
8/18	$10,151	$10,794	$10,217	$10,608
9/18	$10,144	$10,748	$10,205	$10,545
10/18	$10,137	$10,658	$10,221	$10,474
11/18	$10,164	$10,706	$10,256	$10,570
12/18	$10,173	$10,874	$10,337	$10,760
1/19	$10,232	$11,024	$10,365	$10,851
2/19	$10,259	$11,036	$10,375	$10,842
3/19	$10,284	$11,235	$10,439	$11,004
4/19	$10,343	$11,251	$10,460	$10,991
5/19	$10,333	$11,423	$10,534	$11,131
6/19	$10,326	$11,585	$10,589	$11,225
7/19	$10,335	$11,619	$10,576	$11,276
8/19	$10,323	$11,882	$10,662	$11,386
9/19	$10,364	$11,830	$10,650	$11,387
10/19	$10,386	$11,869	$10,685	$11,423
11/19	$10,410	$11,866	$10,681	$11,431
12/19	$10,394	$11,884	$10,704	$11,461
1/20	$10,451	$12,097	$10,762	$11,544
2/20	$10,560	$12,278	$10,856	$11,660
3/20	$10,599	$12,039	$11,005	$11,781
4/20	$10,689	$12,280	$11,009	$11,873
5/20	$10,778	$12,394	$11,016	$11,892
6/20	$10,778	$12,498	$11,019	$11,877
7/20	$10,775	$12,717	$11,030	$11,902
8/20	$10,807	$12,644	$11,028	$11,903
9/20	$10,821	$12,621	$11,031	$11,890
10/20	$10,817	$12,576	$11,026	$11,891
11/20	$10,832	$12,740	$11,031	$11,901
12/20	$10,863	$12,784	$11,036	$11,930
1/21	$10,876	$12,704	$11,038	$11,945
2/21	$10,872	$12,540	$11,029	$11,850
3/21	$10,885	$12,394	$11,031	$11,793
4/21	$10,863	$12,498	$11,036	$11,861
5/21	$10,874	$12,546	$11,044	$11,831
6/21	$10,835	$12,637	$11,027	$11,830
7/21	$10,797	$12,764	$11,046	$11,898
8/21	$10,794	$12,756	$11,045	$11,883
9/21	$10,828	$12,647	$11,034	$11,836
10/21	$10,736	$12,636	$11,000	$11,812
11/21	$10,692	$12,652	$11,002	$11,802
12/21	$10,686	$12,643	$10,975	$11,786
1/22	$10,702	$12,366	$10,903	$11,610
2/22	$10,681	$12,197	$10,862	$11,491
3/22	$10,532	$11,870	$10,718	$11,191
4/22	$10,492	$11,427	$10,667	$10,798
5/22	$10,454	$11,490	$10,726	$10,914
6/22	$10,397	$11,261	$10,664	$10,753
7/22	$10,382	$11,544	$10,699	$11,095
8/22	$10,331	$11,244	$10,622	$10,725
9/22	$10,030	$10,759	$10,497	$10,175
10/22	$9,995	$10,641	$10,487	$10,029
11/22	$10,072	$11,038	$10,553	$10,452
12/22	$9,972	$11,001	$10,574	$10,385
1/23	$10,064	$11,342	$10,647	$10,717
2/23	$10,009	$11,063	$10,570	$10,437
3/23	$10,146	$11,323	$10,739	$10,641
4/23	$10,134	$11,392	$10,766	$10,699
5/23	$10,104	$11,274	$10,729	$10,625
6/23	$10,035	$11,256	$10,677	$10,585
7/23	$10,042	$11,267	$10,715	$10,568
8/23	$10,050	$11,200	$10,757	$10,481
9/23	$9,866	$10,932	$10,756	$10,154
10/23	$9,779	$10,768	$10,793	$9,952
11/23	$10,168	$11,253	$10,902	$10,460
12/23	$10,503	$11,680	$11,024	$10,903
1/24	$10,492	$11,652	$11,067	$10,858
2/24	$10,205	$11,512	$11,021	$10,683
3/24	$10,272	$11,625	$11,057	$10,786
4/24	$9,945	$11,353	$11,021	$10,469
5/24	$10,169	$11,542	$11,097	$10,684
6/24	$10,354	$11,647	$11,161	$10,811
7/24	$10,640	$11,911	$11,289	$11,098
8/24	$10,828	$12,087	$11,390	$11,271
9/24	$10,935	$12,253	$11,481	$11,410
10/24	$10,560	$11,974	$11,414	$11,082

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class R	7.99%	0.33%	0.55%
Bloomberg U.S. Universal IndexFootnote Reference1	11.20%	0.18%	1.82%
ICE BofA 1-3 Year U.S. Treasury Index	5.76%	1.33%	1.33%
ICE BofA U.S. MBS IndexFootnote Reference2	11.35%	(0.60)%	1.03%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund's primary benchmark to represent the overall applicable market, the Fund's primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.
Footnote[2]	Effective December 31, 2023, the Fund changed its benchmark from the ICE BofA 1-3 Year U.S.Treasury Index to the ICE BofA U.S. Mortgage Backed Securities Index because the investment adviser believes it is a more appropriate benchmark for the Fund.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$370,137,936
# of Portfolio Holdings	479
Portfolio Turnover Rate	489%
Total Advisory Fees Paid	$2,242,131

What did the Fund invest in?

The following table reflects what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	1.3%
Asset-Backed Securities	2.6%
Government National Mortgage Association Participation Agreements	2.9%
U.S. Department of Agriculture Loans	4.6%
Collateralized Mortgage Obligations	42.0%
U.S. Government Agency Mortgage-Backed Securities	46.6%
Footnote	Description
Footnote†	Investment types less than 1% each

Material Fund Changes

This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by March 1, 2025 at www.eatonvance.com/open-end-mutual-fund-documents.php or upon request by contacting us at 1-800-262-1122.

The net expense ratio increased from the prior fiscal year primarily due to an increase in expenses related to financing activities.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

ERGOX-TSR-AR

Eaton Vance High Income Opportunities Fund

Class A ETHIX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance High Income Opportunities Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$97	0.90%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and High Income Opportunities Portfolio, the Portfolio in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the ICE BofA U.S. High Yield Index (the Index):

↓ The Fund’s selections by sector ― particularly selections in the health care, gaming, and retail sectors ― detracted from returns relative to the Index

↓ Allocations by credit quality ― especially a broad underweight exposure to distressed CCC-rated securities and lower ― hurt relative returns during the period

↓ Selections by credit quality ― particularly selections in B-rated and CCC-rated securities ― detracted from returns relative to the Index during the period

↓ The Fund’s security selections by duration ― especially selections in securities with durations of less than 5 years ― hurt relative returns during the period

↑ An overweight exposure to the health care sector and an underweight allocation to the energy sector aided returns relative to the Index during the period

↑ An underweight exposure and security selections in the BB-rated segment contributed to the Fund’s performance relative to the Index during the period

↑ The Fund’s selections in lower-rated securities contributed to performance relative to the Index during the period

↑ A slightly overweight exposure to securities with durations between 5-10 years contributed to returns relative to the Index during the period

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class A with Maximum Sales Charge	Bloomberg U.S. Universal Index	ICE BofA U.S. High Yield Constrained Index	ICE BofA U.S. High Yield Index
10/14	$10,000	$10,000	$10,000	$10,000
11/14	$9,596	$10,054	$9,929	$9,929
12/14	$9,519	$10,036	$9,783	$9,782
1/15	$9,588	$10,227	$9,850	$9,850
2/15	$9,801	$10,167	$10,085	$10,085
3/15	$9,786	$10,209	$10,032	$10,031
4/15	$9,897	$10,197	$10,152	$10,151
5/15	$9,946	$10,180	$10,182	$10,181
6/15	$9,843	$10,066	$10,027	$10,026
7/15	$9,828	$10,125	$9,966	$9,964
8/15	$9,726	$10,095	$9,789	$9,789
9/15	$9,468	$10,134	$9,538	$9,535
10/15	$9,716	$10,167	$9,797	$9,795
11/15	$9,564	$10,130	$9,579	$9,575
12/15	$9,412	$10,079	$9,332	$9,328
1/16	$9,326	$10,190	$9,184	$9,180
2/16	$9,416	$10,263	$9,227	$9,223
3/16	$9,712	$10,388	$9,635	$9,631
4/16	$9,917	$10,459	$10,020	$10,016
5/16	$9,989	$10,467	$10,092	$10,088
6/16	$10,013	$10,652	$10,202	$10,197
7/16	$10,223	$10,739	$10,459	$10,455
8/16	$10,385	$10,751	$10,692	$10,688
9/16	$10,453	$10,753	$10,761	$10,757
10/16	$10,430	$10,682	$10,795	$10,790
11/16	$10,406	$10,442	$10,752	$10,748
12/16	$10,594	$10,473	$10,964	$10,959
1/17	$10,713	$10,510	$11,111	$11,106
2/17	$10,827	$10,591	$11,284	$11,280
3/17	$10,827	$10,588	$11,260	$11,256
4/17	$10,946	$10,675	$11,388	$11,384
5/17	$11,018	$10,758	$11,489	$11,485
6/17	$11,041	$10,749	$11,501	$11,497
7/17	$11,139	$10,802	$11,634	$11,630
8/17	$11,139	$10,895	$11,631	$11,627
9/17	$11,212	$10,857	$11,736	$11,732
10/17	$11,237	$10,870	$11,781	$11,777
11/17	$11,211	$10,854	$11,750	$11,745
12/17	$11,261	$10,901	$11,784	$11,779
1/18	$11,311	$10,797	$11,860	$11,855
2/18	$11,207	$10,694	$11,749	$11,744
3/18	$11,157	$10,748	$11,677	$11,672
4/18	$11,207	$10,676	$11,754	$11,750
5/18	$11,207	$10,735	$11,753	$11,748
6/18	$11,206	$10,719	$11,793	$11,788
7/18	$11,334	$10,741	$11,925	$11,920
8/18	$11,412	$10,794	$12,011	$12,006
9/18	$11,462	$10,748	$12,081	$12,076
10/18	$11,256	$10,658	$11,883	$11,878
11/18	$11,151	$10,706	$11,775	$11,771
12/18	$10,890	$10,874	$11,517	$11,513
1/19	$11,389	$11,024	$12,046	$12,041
2/19	$11,543	$11,036	$12,249	$12,245
3/19	$11,623	$11,235	$12,370	$12,365
4/19	$11,754	$11,251	$12,543	$12,538
5/19	$11,648	$11,423	$12,383	$12,378
6/19	$11,915	$11,585	$12,687	$12,682
7/19	$11,943	$11,619	$12,752	$12,747
8/19	$11,998	$11,882	$12,802	$12,797
9/19	$12,051	$11,830	$12,842	$12,837
10/19	$12,079	$11,869	$12,872	$12,867
11/19	$12,160	$11,866	$12,907	$12,902
12/19	$12,409	$11,884	$13,177	$13,172
1/20	$12,382	$12,097	$13,177	$13,172
2/20	$12,156	$12,278	$12,973	$12,968
3/20	$10,648	$12,039	$11,446	$11,443
4/20	$11,152	$12,280	$11,882	$11,878
5/20	$11,633	$12,394	$12,421	$12,421
6/20	$11,660	$12,498	$12,539	$12,542
7/20	$12,202	$12,717	$13,134	$13,142
8/20	$12,288	$12,644	$13,265	$13,271
9/20	$12,172	$12,621	$13,127	$13,133
10/20	$12,231	$12,576	$13,187	$13,194
11/20	$12,723	$12,740	$13,715	$13,722
12/20	$12,957	$12,784	$13,977	$13,984
1/21	$13,046	$12,704	$14,031	$14,037
2/21	$13,129	$12,540	$14,079	$14,086
3/21	$13,155	$12,394	$14,104	$14,110
4/21	$13,297	$12,498	$14,259	$14,265
5/21	$13,353	$12,546	$14,300	$14,306
6/21	$13,557	$12,637	$14,495	$14,502
7/21	$13,583	$12,764	$14,545	$14,553
8/21	$13,670	$12,756	$14,626	$14,633
9/21	$13,815	$12,647	$14,632	$14,638
10/21	$13,811	$12,636	$14,604	$14,612
11/21	$13,653	$12,652	$14,453	$14,462
12/21	$13,894	$12,643	$14,725	$14,734
1/22	$13,490	$12,366	$14,321	$14,329
2/22	$13,666	$12,197	$14,193	$14,200
3/22	$13,537	$11,870	$14,063	$14,069
4/22	$13,157	$11,427	$13,552	$13,557
5/22	$13,122	$11,490	$13,584	$13,591
6/22	$12,360	$11,261	$12,659	$12,666
7/22	$13,052	$11,544	$13,421	$13,429
8/22	$12,793	$11,244	$13,100	$13,107
9/22	$12,341	$10,759	$12,574	$12,580
10/22	$12,625	$10,641	$12,932	$12,938
11/22	$12,973	$11,038	$13,172	$13,180
12/22	$12,872	$11,001	$13,074	$13,081
1/23	$13,355	$11,342	$13,585	$13,593
2/23	$13,182	$11,063	$13,411	$13,417
3/23	$13,374	$11,323	$13,560	$13,568
4/23	$13,467	$11,392	$13,692	$13,699
5/23	$13,303	$11,274	$13,561	$13,569
6/23	$13,504	$11,256	$13,782	$13,789
7/23	$13,671	$11,267	$13,979	$13,986
8/23	$13,707	$11,200	$14,020	$14,026
9/23	$13,542	$10,932	$13,856	$13,863
10/23	$13,375	$10,768	$13,683	$13,691
11/23	$13,925	$11,253	$14,307	$14,314
12/23	$14,377	$11,680	$14,835	$14,842
1/24	$14,413	$11,652	$14,838	$14,844
2/24	$14,451	$11,512	$14,882	$14,888
3/24	$14,632	$11,625	$15,059	$15,066
4/24	$14,532	$11,353	$14,909	$14,915
5/24	$14,679	$11,542	$15,078	$15,084
6/24	$14,828	$11,647	$15,223	$15,230
7/24	$15,048	$11,911	$15,522	$15,529
8/24	$15,234	$12,087	$15,769	$15,776
9/24	$15,384	$12,253	$16,027	$16,034
10/24	$15,307	$11,974	$15,939	$15,945

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class A	14.53%	4.86%	4.70%
Class A with 3.25% Maximum Sales Charge	10.85%	4.16%	4.35%
Bloomberg U.S. Universal IndexFootnote Reference1	11.20%	0.18%	1.82%
ICE BofA U.S. High Yield Index	16.47%	4.38%	4.77%
ICE BofA U.S. High Yield Constrained Index	16.49%	4.36%	4.77%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$1,057,071,953
# of Portfolio Holdings (for High Income Opportunities Portfolio)	482
Portfolio Turnover Rate (for High Income Opportunities Portfolio)	43%
Total Advisory Fees Paid	$4,538,895

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

References to the Fund's investments are to the Fund's pro rata share of the investments of High Income Opportunities Portfolio, an affiliated investment company in which the Fund invests substantially all of its assets.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	1.6%
Common Stocks	1.1%
Exchange-Traded Funds	1.2%
Asset-Backed Securities	1.9%
Short-Term Investments	3.4%
Senior Floating-Rate Loans	7.8%
Corporate Bonds	83.0%
Footnote	Description
Footnote†	Investment types less than 1% each

Credit Quality (% of total investments)Footnote Referencea

Value	Value
Not Rated	5.6%
CCC or Lower	12.0%
B	38.1%
BB	40.2%
BBB	4.1%
Footnote	Description
Footnote[a]	Excludes Short-Term Investments. Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”). This breakdown assigns a numeric equivalent to the ratings from the aforementioned agencies and the mean is rounded to the nearest integer and converted to an equivalent S&P rating ranging from AAA, being the highest, to D, being the lowest. Ratings of BBB or higher are considered to be investment-grade quality. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Material Fund Changes

This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by March 1, 2025 at www.eatonvance.com/open-end-mutual-fund-documents.php or upon request by contacting us at 1-800-262-1122.

Effective March 13, 2024, the investment adviser and administrator has agreed to reimburse the Fund's expenses to the extent that total annual operating expenses (relating to ordinary expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses) exceed 0.95% of the Fund's average daily net assets for Class A. This agreement may be changed or terminated after March 1, 2025.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

ETHIX-TSR-AR

Eaton Vance High Income Opportunities Fund

Class C ECHIX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance High Income Opportunities Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$177	1.66%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and High Income Opportunities Portfolio, the Portfolio in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the ICE BofA U.S. High Yield Index (the Index):

↓ The Fund’s selections by sector ― particularly selections in the health care, gaming, and retail sectors ― detracted from returns relative to the Index

↓ Allocations by credit quality ― especially a broad underweight exposure to distressed CCC-rated securities and lower ― hurt relative returns during the period

↓ Selections by credit quality ― particularly selections in B-rated and CCC-rated securities ― detracted from returns relative to the Index during the period

↓ The Fund’s security selections by duration ― especially selections in securities with durations of less than 5 years ― hurt relative returns during the period

↑ An overweight exposure to the health care sector and an underweight allocation to the energy sector aided returns relative to the Index during the period

↑ An underweight exposure and security selections in the BB-rated segment contributed to the Fund’s performance relative to the Index during the period

↑ The Fund’s selections in lower-rated securities contributed to performance relative to the Index during the period

↑ A slightly overweight exposure to securities with durations between 5-10 years contributed to returns relative to the Index during the period

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class C	Bloomberg U.S. Universal Index	ICE BofA U.S. High Yield Constrained Index	ICE BofA U.S. High Yield Index
10/14	$10,000	$10,000	$10,000	$10,000
11/14	$9,913	$10,054	$9,929	$9,929
12/14	$9,826	$10,036	$9,783	$9,782
1/15	$9,891	$10,227	$9,850	$9,850
2/15	$10,105	$10,167	$10,085	$10,085
3/15	$10,083	$10,209	$10,032	$10,031
4/15	$10,191	$10,197	$10,152	$10,151
5/15	$10,235	$10,180	$10,182	$10,181
6/15	$10,123	$10,066	$10,027	$10,026
7/15	$10,100	$10,125	$9,966	$9,964
8/15	$9,989	$10,095	$9,789	$9,789
9/15	$9,718	$10,134	$9,538	$9,535
10/15	$9,966	$10,167	$9,797	$9,795
11/15	$9,803	$10,130	$9,579	$9,575
12/15	$9,641	$10,079	$9,332	$9,328
1/16	$9,569	$10,190	$9,184	$9,180
2/16	$9,655	$10,263	$9,227	$9,223
3/16	$9,929	$10,388	$9,635	$9,631
4/16	$10,132	$10,459	$10,020	$10,016
5/16	$10,199	$10,467	$10,092	$10,088
6/16	$10,218	$10,652	$10,202	$10,197
7/16	$10,425	$10,739	$10,459	$10,455
8/16	$10,584	$10,751	$10,692	$10,688
9/16	$10,647	$10,753	$10,761	$10,757
10/16	$10,617	$10,682	$10,795	$10,790
11/16	$10,585	$10,442	$10,752	$10,748
12/16	$10,770	$10,473	$10,964	$10,959
1/17	$10,884	$10,510	$11,111	$11,106
2/17	$10,994	$10,591	$11,284	$11,280
3/17	$10,987	$10,588	$11,260	$11,256
4/17	$11,101	$10,675	$11,388	$11,384
5/17	$11,192	$10,758	$11,489	$11,485
6/17	$11,184	$10,749	$11,501	$11,497
7/17	$11,276	$10,802	$11,634	$11,630
8/17	$11,269	$10,895	$11,631	$11,627
9/17	$11,335	$10,857	$11,736	$11,732
10/17	$11,354	$10,870	$11,781	$11,777
11/17	$11,321	$10,854	$11,750	$11,745
12/17	$11,364	$10,901	$11,784	$11,779
1/18	$11,408	$10,797	$11,860	$11,855
2/18	$11,296	$10,694	$11,749	$11,744
3/18	$11,239	$10,748	$11,677	$11,672
4/18	$11,282	$10,676	$11,754	$11,750
5/18	$11,275	$10,735	$11,753	$11,748
6/18	$11,267	$10,719	$11,793	$11,788
7/18	$11,388	$10,741	$11,925	$11,920
8/18	$11,459	$10,794	$12,011	$12,006
9/18	$11,502	$10,748	$12,081	$12,076
10/18	$11,288	$10,658	$11,883	$11,878
11/18	$11,175	$10,706	$11,775	$11,771
12/18	$10,907	$10,874	$11,517	$11,513
1/19	$11,399	$11,024	$12,046	$12,041
2/19	$11,546	$11,036	$12,249	$12,245
3/19	$11,618	$11,235	$12,370	$12,365
4/19	$11,743	$11,251	$12,543	$12,538
5/19	$11,629	$11,423	$12,383	$12,378
6/19	$11,889	$11,585	$12,687	$12,682
7/19	$11,908	$11,619	$12,752	$12,747
8/19	$11,955	$11,882	$12,802	$12,797
9/19	$12,001	$11,830	$12,842	$12,837
10/19	$12,021	$11,869	$12,872	$12,867
11/19	$12,094	$11,866	$12,907	$12,902
12/19	$12,334	$11,884	$13,177	$13,172
1/20	$12,299	$12,097	$13,177	$13,172
2/20	$12,067	$12,278	$12,973	$12,968
3/20	$10,562	$12,039	$11,446	$11,443
4/20	$11,083	$12,280	$11,882	$11,878
5/20	$11,523	$12,394	$12,421	$12,421
6/20	$11,542	$12,498	$12,539	$12,542
7/20	$12,071	$12,717	$13,134	$13,142
8/20	$12,149	$12,644	$13,265	$13,271
9/20	$12,026	$12,621	$13,127	$13,133
10/20	$12,075	$12,576	$13,187	$13,194
11/20	$12,582	$12,740	$13,715	$13,722
12/20	$12,805	$12,784	$13,977	$13,984
1/21	$12,855	$12,704	$14,031	$14,037
2/21	$12,959	$12,540	$14,079	$14,086
3/21	$12,947	$12,394	$14,104	$14,110
4/21	$13,109	$12,498	$14,259	$14,265
5/21	$13,155	$12,546	$14,300	$14,306
6/21	$13,318	$12,637	$14,495	$14,502
7/21	$13,336	$12,764	$14,545	$14,553
8/21	$13,412	$12,756	$14,626	$14,633
9/21	$13,547	$12,647	$14,632	$14,638
10/21	$13,535	$12,636	$14,604	$14,612
11/21	$13,371	$12,652	$14,453	$14,462
12/21	$13,630	$12,643	$14,725	$14,734
1/22	$13,225	$12,366	$14,321	$14,329
2/22	$13,359	$12,197	$14,193	$14,200
3/22	$13,225	$11,870	$14,063	$14,069
4/22	$12,846	$11,427	$13,552	$13,557
5/22	$12,833	$11,490	$13,584	$13,591
6/22	$12,051	$11,261	$12,659	$12,666
7/22	$12,717	$11,544	$13,421	$13,429
8/22	$12,487	$11,244	$13,100	$13,107
9/22	$12,007	$10,759	$12,574	$12,580
10/22	$12,275	$10,641	$12,932	$12,938
11/22	$12,605	$11,038	$13,172	$13,180
12/22	$12,529	$11,001	$13,074	$13,081
1/23	$12,989	$11,342	$13,585	$13,593
2/23	$12,781	$11,063	$13,411	$13,417
3/23	$12,991	$11,323	$13,560	$13,568
4/23	$13,041	$11,392	$13,692	$13,699
5/23	$12,906	$11,274	$13,561	$13,569
6/23	$13,093	$11,256	$13,782	$13,789
7/23	$13,246	$11,267	$13,979	$13,986
8/23	$13,273	$11,200	$14,020	$14,026
9/23	$13,105	$10,932	$13,856	$13,863
10/23	$12,936	$10,768	$13,683	$13,691
11/23	$13,425	$11,253	$14,307	$14,314
12/23	$13,885	$11,680	$14,835	$14,842
1/24	$13,912	$11,652	$14,838	$14,844
2/24	$13,907	$11,512	$14,882	$14,888
3/24	$14,106	$11,625	$15,059	$15,066
4/24	$13,967	$11,353	$14,909	$14,915
5/24	$14,133	$11,542	$15,078	$15,084
6/24	$14,268	$11,647	$15,223	$15,230
7/24	$14,436	$11,911	$15,522	$15,529
8/24	$14,640	$12,087	$15,769	$15,776
9/24	$14,775	$12,253	$16,027	$16,034
10/24	$14,894	$11,974	$15,939	$15,945

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class C, with conversion to Class A after 8 years	13.66%	4.11%	4.06%
Class C, with 1% Maximum Deferred Sales Charge and conversion to Class A after 8 years	12.66%	4.11%	4.06%
Bloomberg U.S. Universal IndexFootnote Reference1	11.20%	0.18%	1.82%
ICE BofA U.S. High Yield Index	16.47%	4.38%	4.77%
ICE BofA U.S. High Yield Constrained Index	16.49%	4.36%	4.77%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$1,057,071,953
# of Portfolio Holdings (for High Income Opportunities Portfolio)	482
Portfolio Turnover Rate (for High Income Opportunities Portfolio)	43%
Total Advisory Fees Paid	$4,538,895

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

References to the Fund's investments are to the Fund's pro rata share of the investments of High Income Opportunities Portfolio, an affiliated investment company in which the Fund invests substantially all of its assets.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	1.6%
Common Stocks	1.1%
Exchange-Traded Funds	1.2%
Asset-Backed Securities	1.9%
Short-Term Investments	3.4%
Senior Floating-Rate Loans	7.8%
Corporate Bonds	83.0%
Footnote	Description
Footnote†	Investment types less than 1% each

Credit Quality (% of total investments)Footnote Referencea

Value	Value
Not Rated	5.6%
CCC or Lower	12.0%
B	38.1%
BB	40.2%
BBB	4.1%
Footnote	Description
Footnote[a]	Excludes Short-Term Investments. Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”). This breakdown assigns a numeric equivalent to the ratings from the aforementioned agencies and the mean is rounded to the nearest integer and converted to an equivalent S&P rating ranging from AAA, being the highest, to D, being the lowest. Ratings of BBB or higher are considered to be investment-grade quality. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Material Fund Changes

This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by March 1, 2025 at www.eatonvance.com/open-end-mutual-fund-documents.php or upon request by contacting us at 1-800-262-1122.

Effective March 13, 2024, the investment adviser and administrator has agreed to reimburse the Fund's expenses to the extent that total annual operating expenses (relating to ordinary expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses) exceed 1.70% of the Fund's average daily net assets for Class C. This agreement may be changed or terminated after March 1, 2025.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

ECHIX-TSR-AR

Eaton Vance High Income Opportunities Fund

Class I EIHIX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance High Income Opportunities Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$70	0.65%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and High Income Opportunities Portfolio, the Portfolio in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the ICE BofA U.S. High Yield Index (the Index):

↓ The Fund’s selections by sector ― particularly selections in the health care, gaming, and retail sectors ― detracted from returns relative to the Index

↓ Allocations by credit quality ― especially a broad underweight exposure to distressed CCC-rated securities and lower ― hurt relative returns during the period

↓ Selections by credit quality ― particularly selections in B-rated and CCC-rated securities ― detracted from returns relative to the Index during the period

↓ The Fund’s security selections by duration ― especially selections in securities with durations of less than 5 years ― hurt relative returns during the period

↑ An overweight exposure to the health care sector and an underweight allocation to the energy sector aided returns relative to the Index during the period

↑ An underweight exposure and security selections in the BB-rated segment contributed to the Fund’s performance relative to the Index during the period

↑ The Fund’s selections in lower-rated securities contributed to performance relative to the Index during the period

↑ A slightly overweight exposure to securities with durations between 5-10 years contributed to returns relative to the Index during the period

Fund Performance

Comparison of the change in value of a $1,000,000 investment for the period indicated.

	Class I	Bloomberg U.S. Universal Index	ICE BofA U.S. High Yield Constrained Index	ICE BofA U.S. High Yield Index
10/14	$1,000,000	$1,000,000	$1,000,000	$1,000,000
11/14	$992,098	$1,005,397	$992,901	$992,852
12/14	$982,167	$1,003,580	$978,297	$978,214
1/15	$991,696	$1,022,684	$985,015	$984,961
2/15	$1,013,847	$1,016,723	$1,008,512	$1,008,460
3/15	$1,010,333	$1,020,920	$1,003,166	$1,003,103
4/15	$1,022,038	$1,019,735	$1,015,225	$1,015,130
5/15	$1,027,337	$1,017,951	$1,018,213	$1,018,137
6/15	$1,016,925	$1,006,590	$1,002,703	$1,002,607
7/15	$1,017,808	$1,012,452	$996,552	$996,434
8/15	$1,005,215	$1,009,468	$978,915	$978,885
9/15	$978,826	$1,013,420	$953,818	$953,492
10/15	$1,006,976	$1,016,659	$979,742	$979,484
11/15	$991,444	$1,012,952	$957,889	$957,494
12/15	$973,649	$1,007,891	$933,190	$932,796
1/16	$967,282	$1,019,017	$918,428	$918,042
2/16	$976,783	$1,026,256	$922,700	$922,312
3/16	$1,005,318	$1,038,833	$963,487	$963,082
4/16	$1,029,145	$1,045,911	$1,001,986	$1,001,564
5/16	$1,034,421	$1,046,728	$1,009,215	$1,008,791
6/16	$1,039,553	$1,065,155	$1,020,157	$1,019,725
7/16	$1,059,156	$1,073,933	$1,045,923	$1,045,481
8/16	$1,078,543	$1,075,091	$1,069,220	$1,068,768
9/16	$1,083,446	$1,075,347	$1,076,135	$1,075,683
10/16	$1,083,709	$1,068,213	$1,079,498	$1,079,044
11/16	$1,081,384	$1,044,202	$1,075,241	$1,074,789
12/16	$1,098,698	$1,047,304	$1,096,382	$1,095,929
1/17	$1,111,200	$1,050,999	$1,111,096	$1,110,646
2/17	$1,125,726	$1,059,108	$1,128,417	$1,127,977
3/17	$1,123,540	$1,058,753	$1,126,047	$1,125,610
4/17	$1,136,057	$1,067,538	$1,138,792	$1,138,364
5/17	$1,146,308	$1,075,775	$1,148,921	$1,148,532
6/17	$1,148,928	$1,074,863	$1,150,140	$1,149,744
7/17	$1,159,273	$1,080,216	$1,163,435	$1,163,006
8/17	$1,157,037	$1,089,536	$1,163,121	$1,162,704
9/17	$1,167,305	$1,085,702	$1,173,558	$1,173,150
10/17	$1,170,146	$1,087,005	$1,178,137	$1,177,677
11/17	$1,167,705	$1,085,360	$1,174,994	$1,174,517
12/17	$1,170,572	$1,090,145	$1,178,420	$1,177,940
1/18	$1,176,037	$1,079,655	$1,185,976	$1,185,493
2/18	$1,168,015	$1,069,417	$1,174,918	$1,174,441
3/18	$1,163,100	$1,074,811	$1,167,664	$1,167,190
4/18	$1,168,461	$1,067,639	$1,175,432	$1,174,954
5/18	$1,166,132	$1,073,462	$1,175,265	$1,174,777
6/18	$1,168,899	$1,071,905	$1,179,325	$1,178,833
7/18	$1,182,487	$1,074,148	$1,192,502	$1,192,006
8/18	$1,188,132	$1,079,440	$1,201,138	$1,200,639
9/18	$1,193,621	$1,074,815	$1,208,119	$1,207,616
10/18	$1,175,069	$1,065,824	$1,188,326	$1,187,839
11/18	$1,164,365	$1,070,617	$1,177,539	$1,177,060
12/18	$1,134,752	$1,087,367	$1,151,717	$1,151,261
1/19	$1,187,019	$1,102,360	$1,204,609	$1,204,137
2/19	$1,203,258	$1,103,561	$1,224,949	$1,224,469
3/19	$1,214,614	$1,123,489	$1,236,951	$1,236,467
4/19	$1,228,609	$1,125,062	$1,254,258	$1,253,766
5/19	$1,214,999	$1,142,296	$1,238,314	$1,237,830
6/19	$1,243,125	$1,158,453	$1,268,679	$1,268,182
7/19	$1,249,072	$1,161,901	$1,275,177	$1,274,676
8/19	$1,252,223	$1,188,192	$1,280,151	$1,279,650
9/19	$1,260,874	$1,183,044	$1,284,211	$1,283,707
10/19	$1,264,054	$1,186,867	$1,287,194	$1,286,688
11/19	$1,272,786	$1,186,629	$1,290,709	$1,290,201
12/19	$1,299,033	$1,188,398	$1,317,688	$1,317,172
1/20	$1,293,579	$1,209,727	$1,317,745	$1,317,228
2/20	$1,273,168	$1,227,840	$1,297,320	$1,296,813
3/20	$1,115,817	$1,203,856	$1,144,644	$1,144,323
4/20	$1,168,808	$1,227,971	$1,188,162	$1,187,811
5/20	$1,216,372	$1,239,440	$1,242,061	$1,242,137
6/20	$1,222,443	$1,249,782	$1,253,861	$1,254,244
7/20	$1,276,454	$1,271,736	$1,313,363	$1,314,173
8/20	$1,288,783	$1,264,402	$1,326,491	$1,327,105
9/20	$1,276,879	$1,262,124	$1,312,742	$1,313,270
10/20	$1,283,278	$1,257,613	$1,318,664	$1,319,411
11/20	$1,335,115	$1,274,024	$1,371,522	$1,372,224
12/20	$1,359,908	$1,278,423	$1,397,714	$1,398,397
1/21	$1,366,400	$1,270,388	$1,403,106	$1,403,749
2/21	$1,378,460	$1,253,996	$1,407,942	$1,408,640
3/21	$1,381,440	$1,239,403	$1,410,439	$1,411,038
4/21	$1,396,681	$1,249,825	$1,425,870	$1,426,516
5/21	$1,402,811	$1,254,592	$1,429,986	$1,430,634
6/21	$1,424,461	$1,263,738	$1,449,454	$1,450,180
7/21	$1,427,493	$1,276,427	$1,454,542	$1,455,342
8/21	$1,433,702	$1,275,575	$1,462,569	$1,463,280
9/21	$1,449,275	$1,264,683	$1,463,164	$1,463,770
10/21	$1,449,153	$1,263,649	$1,460,410	$1,461,167
11/21	$1,432,798	$1,265,175	$1,445,270	$1,446,193
12/21	$1,461,653	$1,264,322	$1,472,450	$1,473,401
1/22	$1,419,491	$1,236,603	$1,432,083	$1,432,898
2/22	$1,434,992	$1,219,743	$1,419,259	$1,420,032
3/22	$1,425,084	$1,187,019	$1,406,266	$1,406,893
4/22	$1,382,163	$1,142,746	$1,355,183	$1,355,715
5/22	$1,382,038	$1,149,034	$1,358,425	$1,359,110
6/22	$1,299,045	$1,126,073	$1,265,874	$1,266,600
7/22	$1,372,010	$1,154,385	$1,342,055	$1,342,886
8/22	$1,348,516	$1,124,375	$1,309,991	$1,310,727
9/22	$1,297,858	$1,075,933	$1,257,382	$1,258,012
10/22	$1,328,069	$1,064,128	$1,293,158	$1,293,823
11/22	$1,364,993	$1,103,805	$1,317,209	$1,318,043
12/22	$1,358,055	$1,100,056	$1,307,381	$1,308,116
1/23	$1,409,237	$1,134,180	$1,358,481	$1,359,258
2/23	$1,387,830	$1,106,311	$1,341,056	$1,341,668
3/23	$1,411,865	$1,132,265	$1,355,956	$1,356,771
4/23	$1,418,536	$1,139,182	$1,369,169	$1,369,866
5/23	$1,405,028	$1,127,371	$1,356,128	$1,356,860
6/23	$1,426,475	$1,125,619	$1,378,187	$1,378,946
7/23	$1,444,390	$1,126,738	$1,397,883	$1,398,582
8/23	$1,444,998	$1,119,953	$1,402,042	$1,402,573
9/23	$1,431,472	$1,093,247	$1,385,568	$1,386,261
10/23	$1,414,138	$1,076,807	$1,368,266	$1,369,103
11/23	$1,468,807	$1,125,268	$1,430,728	$1,431,373
12/23	$1,520,425	$1,167,966	$1,483,527	$1,484,159
1/24	$1,524,615	$1,165,171	$1,483,812	$1,484,434
2/24	$1,525,262	$1,151,201	$1,488,205	$1,488,830
3/24	$1,548,368	$1,162,504	$1,505,932	$1,506,565
4/24	$1,534,405	$1,135,338	$1,490,874	$1,491,499
5/24	$1,554,007	$1,154,158	$1,507,792	$1,508,423
6/24	$1,570,062	$1,164,708	$1,522,345	$1,522,984
7/24	$1,589,940	$1,191,145	$1,552,219	$1,552,870
8/24	$1,613,713	$1,208,679	$1,576,910	$1,577,571
9/24	$1,629,903	$1,225,257	$1,602,678	$1,603,351
10/24	$1,623,312	$1,197,428	$1,593,858	$1,594,527

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class I	14.79%	5.12%	4.96%
Bloomberg U.S. Universal IndexFootnote Reference1	11.20%	0.18%	1.82%
ICE BofA U.S. High Yield Index	16.47%	4.38%	4.77%
ICE BofA U.S. High Yield Constrained Index	16.49%	4.36%	4.77%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$1,057,071,953
# of Portfolio Holdings (for High Income Opportunities Portfolio)	482
Portfolio Turnover Rate (for High Income Opportunities Portfolio)	43%
Total Advisory Fees Paid	$4,538,895

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

References to the Fund's investments are to the Fund's pro rata share of the investments of High Income Opportunities Portfolio, an affiliated investment company in which the Fund invests substantially all of its assets.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	1.6%
Common Stocks	1.1%
Exchange-Traded Funds	1.2%
Asset-Backed Securities	1.9%
Short-Term Investments	3.4%
Senior Floating-Rate Loans	7.8%
Corporate Bonds	83.0%
Footnote	Description
Footnote†	Investment types less than 1% each

Credit Quality (% of total investments)Footnote Referencea

Value	Value
Not Rated	5.6%
CCC or Lower	12.0%
B	38.1%
BB	40.2%
BBB	4.1%
Footnote	Description
Footnote[a]	Excludes Short-Term Investments. Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”). This breakdown assigns a numeric equivalent to the ratings from the aforementioned agencies and the mean is rounded to the nearest integer and converted to an equivalent S&P rating ranging from AAA, being the highest, to D, being the lowest. Ratings of BBB or higher are considered to be investment-grade quality. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Material Fund Changes

This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by March 1, 2025 at www.eatonvance.com/open-end-mutual-fund-documents.php or upon request by contacting us at 1-800-262-1122.

Effective March 13, 2024, the investment adviser and administrator has agreed to reimburse the Fund's expenses to the extent that total annual operating expenses (relating to ordinary expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses) exceed 0.70% of the Fund's average daily net assets for Class I. This agreement may be changed or terminated after March 1, 2025.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

EIHIX-TSR-AR

Eaton Vance High Income Opportunities Fund

Class R6 ERHIX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance High Income Opportunities Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$59	0.55%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and High Income Opportunities Portfolio, the Portfolio in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the ICE BofA U.S. High Yield Index (the Index):

↓ The Fund’s selections by sector ― particularly selections in the health care, gaming, and retail sectors ― detracted from returns relative to the Index

↓ Allocations by credit quality ― especially a broad underweight exposure to distressed CCC-rated securities and lower ― hurt relative returns during the period

↓ Selections by credit quality ― particularly selections in B-rated and CCC-rated securities ― detracted from returns relative to the Index during the period

↓ The Fund’s security selections by duration ― especially selections in securities with durations of less than 5 years ― hurt relative returns during the period

↑ An overweight exposure to the health care sector and an underweight allocation to the energy sector aided returns relative to the Index during the period

↑ An underweight exposure and security selections in the BB-rated segment contributed to the Fund’s performance relative to the Index during the period

↑ The Fund’s selections in lower-rated securities contributed to performance relative to the Index during the period

↑ A slightly overweight exposure to securities with durations between 5-10 years contributed to returns relative to the Index during the period

Fund Performance

Comparison of the change in value of a $5,000,000 investment for the period indicated.

	Class R6	Bloomberg U.S. Universal Index	ICE BofA U.S. High Yield Constrained Index	ICE BofA U.S. High Yield Index
10/14	$5,000,000	$5,000,000	$5,000,000	$5,000,000
11/14	$4,960,492	$5,026,983	$4,964,506	$4,964,261
12/14	$4,910,833	$5,017,901	$4,891,486	$4,891,071
1/15	$4,958,479	$5,113,418	$4,925,075	$4,924,804
2/15	$5,069,236	$5,083,617	$5,042,562	$5,042,299
3/15	$5,051,664	$5,104,598	$5,015,829	$5,015,515
4/15	$5,110,191	$5,098,676	$5,076,124	$5,075,649
5/15	$5,136,683	$5,089,756	$5,091,064	$5,090,684
6/15	$5,084,625	$5,032,951	$5,013,515	$5,013,033
7/15	$5,089,039	$5,062,258	$4,982,761	$4,982,170
8/15	$5,026,073	$5,047,342	$4,894,575	$4,894,426
9/15	$4,894,128	$5,067,099	$4,769,089	$4,767,458
10/15	$5,034,878	$5,083,296	$4,898,709	$4,897,418
11/15	$4,957,219	$5,064,759	$4,789,447	$4,787,472
12/15	$4,868,247	$5,039,457	$4,665,950	$4,663,980
1/16	$4,836,410	$5,095,087	$4,592,140	$4,590,211
2/16	$4,883,913	$5,131,280	$4,613,499	$4,611,559
3/16	$5,026,588	$5,194,166	$4,817,436	$4,815,408
4/16	$5,145,727	$5,229,555	$5,009,932	$5,007,821
5/16	$5,172,106	$5,233,640	$5,046,075	$5,043,956
6/16	$5,197,766	$5,325,777	$5,100,784	$5,098,626
7/16	$5,295,778	$5,369,663	$5,229,613	$5,227,404
8/16	$5,392,716	$5,375,456	$5,346,098	$5,343,841
9/16	$5,417,229	$5,376,733	$5,380,675	$5,378,413
10/16	$5,418,544	$5,341,063	$5,397,491	$5,395,221
11/16	$5,406,919	$5,221,011	$5,376,203	$5,373,943
12/16	$5,493,491	$5,236,520	$5,481,910	$5,479,647
1/17	$5,556,000	$5,254,995	$5,555,480	$5,553,229
2/17	$5,628,629	$5,295,541	$5,642,086	$5,639,885
3/17	$5,617,702	$5,293,767	$5,630,236	$5,628,052
4/17	$5,680,285	$5,337,691	$5,693,959	$5,691,820
5/17	$5,731,542	$5,378,873	$5,744,605	$5,742,659
6/17	$5,744,640	$5,374,313	$5,750,699	$5,748,721
7/17	$5,796,364	$5,401,082	$5,817,173	$5,815,028
8/17	$5,785,185	$5,447,680	$5,815,607	$5,813,521
9/17	$5,836,524	$5,428,508	$5,867,791	$5,865,750
10/17	$5,850,730	$5,435,026	$5,890,687	$5,888,386
11/17	$5,838,524	$5,426,801	$5,874,971	$5,872,586
12/17	$5,852,860	$5,450,725	$5,892,098	$5,889,701
1/18	$5,880,184	$5,398,274	$5,929,878	$5,927,465
2/18	$5,840,076	$5,347,087	$5,874,591	$5,872,203
3/18	$5,815,500	$5,374,056	$5,838,320	$5,835,951
4/18	$5,842,306	$5,338,197	$5,877,158	$5,874,769
5/18	$5,830,659	$5,367,309	$5,876,326	$5,873,883
6/18	$5,844,496	$5,359,525	$5,896,626	$5,894,167
7/18	$5,912,435	$5,370,741	$5,962,508	$5,960,031
8/18	$5,940,660	$5,397,201	$6,005,691	$6,003,194
9/18	$5,968,105	$5,374,074	$6,040,593	$6,038,078
10/18	$5,875,347	$5,329,118	$5,941,629	$5,939,196
11/18	$5,821,827	$5,353,085	$5,887,696	$5,885,301
12/18	$5,673,762	$5,436,837	$5,758,585	$5,756,303
1/19	$5,935,094	$5,511,800	$6,023,043	$6,020,687
2/19	$6,016,292	$5,517,807	$6,124,744	$6,122,346
3/19	$6,073,071	$5,617,446	$6,184,757	$6,182,335
4/19	$6,143,044	$5,625,309	$6,271,292	$6,268,828
5/19	$6,074,994	$5,711,481	$6,191,571	$6,189,148
6/19	$6,215,623	$5,792,265	$6,343,395	$6,340,912
7/19	$6,245,362	$5,809,507	$6,375,884	$6,373,380
8/19	$6,261,114	$5,940,961	$6,400,756	$6,398,251
9/19	$6,304,368	$5,915,222	$6,421,056	$6,418,535
10/19	$6,320,268	$5,934,333	$6,435,968	$6,433,439
11/19	$6,363,931	$5,933,147	$6,453,546	$6,451,007
12/19	$6,495,166	$5,941,988	$6,588,441	$6,585,862
1/20	$6,467,895	$6,048,634	$6,588,723	$6,586,141
2/20	$6,365,838	$6,139,202	$6,486,599	$6,484,063
3/20	$5,579,085	$6,019,281	$5,723,218	$5,721,614
4/20	$5,844,041	$6,139,856	$5,940,811	$5,939,056
5/20	$6,081,858	$6,197,201	$6,210,305	$6,210,687
6/20	$6,112,217	$6,248,911	$6,269,303	$6,271,222
7/20	$6,382,269	$6,358,678	$6,566,814	$6,570,864
8/20	$6,443,916	$6,322,012	$6,632,456	$6,635,524
9/20	$6,384,394	$6,310,618	$6,563,711	$6,566,352
10/20	$6,416,389	$6,288,063	$6,593,322	$6,597,056
11/20	$6,675,577	$6,370,118	$6,857,611	$6,861,118
12/20	$6,799,538	$6,392,115	$6,988,570	$6,991,982
1/21	$6,831,998	$6,351,938	$7,015,529	$7,018,743
2/21	$6,892,300	$6,269,979	$7,039,710	$7,043,199
3/21	$6,907,199	$6,197,013	$7,052,195	$7,055,191
4/21	$6,983,406	$6,249,123	$7,129,348	$7,132,581
5/21	$7,014,056	$6,272,959	$7,149,931	$7,153,168
6/21	$7,122,305	$6,318,690	$7,247,272	$7,250,902
7/21	$7,137,463	$6,382,137	$7,272,708	$7,276,711
8/21	$7,168,512	$6,377,877	$7,312,844	$7,316,398
9/21	$7,246,374	$6,323,413	$7,315,820	$7,318,852
10/21	$7,245,766	$6,318,245	$7,302,052	$7,305,833
11/21	$7,163,989	$6,325,877	$7,226,351	$7,230,964
12/21	$7,308,266	$6,321,611	$7,362,248	$7,367,003
1/22	$7,097,456	$6,183,015	$7,160,413	$7,164,488
2/22	$7,174,961	$6,098,716	$7,096,295	$7,100,160
3/22	$7,125,420	$5,935,095	$7,031,330	$7,034,464
4/22	$6,910,816	$5,713,731	$6,775,915	$6,778,577
5/22	$6,910,189	$5,745,169	$6,792,124	$6,795,548
6/22	$6,495,224	$5,630,366	$6,329,372	$6,332,998
7/22	$6,860,052	$5,771,925	$6,710,273	$6,714,430
8/22	$6,742,578	$5,621,876	$6,549,956	$6,553,636
9/22	$6,489,290	$5,379,665	$6,286,909	$6,290,060
10/22	$6,640,345	$5,320,638	$6,465,791	$6,469,117
11/22	$6,824,964	$5,519,025	$6,586,043	$6,590,215
12/22	$6,790,277	$5,500,280	$6,536,906	$6,540,580
1/23	$7,046,185	$5,670,901	$6,792,406	$6,796,290
2/23	$6,939,152	$5,531,557	$6,705,279	$6,708,341
3/23	$7,059,326	$5,661,324	$6,779,780	$6,783,854
4/23	$7,092,682	$5,695,908	$6,845,845	$6,849,331
5/23	$7,025,140	$5,636,854	$6,780,641	$6,784,298
6/23	$7,132,373	$5,628,094	$6,890,933	$6,894,729
7/23	$7,222,526	$5,633,689	$6,989,417	$6,992,911
8/23	$7,243,859	$5,599,763	$7,010,211	$7,012,864
9/23	$7,159,002	$5,466,236	$6,927,838	$6,931,303
10/23	$7,073,145	$5,384,034	$6,841,331	$6,845,514
11/23	$7,347,176	$5,626,342	$7,153,641	$7,156,864
12/23	$7,605,953	$5,839,829	$7,417,634	$7,420,795
1/24	$7,627,482	$5,825,853	$7,419,059	$7,422,172
2/24	$7,649,552	$5,756,004	$7,441,024	$7,444,150
3/24	$7,747,362	$5,812,519	$7,529,661	$7,532,827
4/24	$7,696,745	$5,676,689	$7,454,370	$7,457,495
5/24	$7,776,807	$5,770,788	$7,538,958	$7,542,113
6/24	$7,857,919	$5,823,542	$7,611,724	$7,614,920
7/24	$7,957,984	$5,955,723	$7,761,093	$7,764,351
8/24	$8,077,558	$6,043,397	$7,884,548	$7,887,853
9/24	$8,159,158	$6,126,285	$8,013,391	$8,016,753
10/24	$8,126,771	$5,987,140	$7,969,291	$7,972,633

Average Annual Total Returns (%)Footnote Reference1

Fund	1 Year	5 Years	10 Years
Class R6	14.90%	5.15%	4.97%
Bloomberg U.S. Universal IndexFootnote Reference2	11.20%	0.18%	1.82%
ICE BofA U.S. High Yield Index	16.47%	4.38%	4.77%
ICE BofA U.S. High Yield Constrained Index	16.49%	4.36%	4.77%
Footnote	Description
Footnote[1]	Class R6 performance prior to 6/30/23 is linked to Class I. This linked performance is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the Financial Highlights included in the financial statements is not linked.
Footnote[2]	In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$1,057,071,953
# of Portfolio Holdings (for High Income Opportunities Portfolio)	482
Portfolio Turnover Rate (for High Income Opportunities Portfolio)	43%
Total Advisory Fees Paid	$4,538,895

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

References to the Fund's investments are to the Fund's pro rata share of the investments of High Income Opportunities Portfolio, an affiliated investment company in which the Fund invests substantially all of its assets.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	1.6%
Common Stocks	1.1%
Exchange-Traded Funds	1.2%
Asset-Backed Securities	1.9%
Short-Term Investments	3.4%
Senior Floating-Rate Loans	7.8%
Corporate Bonds	83.0%
Footnote	Description
Footnote†	Investment types less than 1% each

Credit Quality (% of total investments)Footnote Referencea

Value	Value
Not Rated	5.6%
CCC or Lower	12.0%
B	38.1%
BB	40.2%
BBB	4.1%
Footnote	Description
Footnote[a]	Excludes Short-Term Investments. Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”). This breakdown assigns a numeric equivalent to the ratings from the aforementioned agencies and the mean is rounded to the nearest integer and converted to an equivalent S&P rating ranging from AAA, being the highest, to D, being the lowest. Ratings of BBB or higher are considered to be investment-grade quality. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Material Fund Changes

This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by March 1, 2025 at www.eatonvance.com/open-end-mutual-fund-documents.php or upon request by contacting us at 1-800-262-1122.

Effective March 13, 2024, the investment adviser and administrator has agreed to reimburse the Fund's expenses to the extent that total annual operating expenses (relating to ordinary expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses) exceed 0.62% of the Fund's average daily net assets for Class R6. This agreement may be changed or terminated after March 1, 2025.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

ERHIX-TSR-AR

Eaton Vance Short Duration Government Income Fund

Advisers Class EASDX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Short Duration Government Income Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Advisers Class	$145	1.40%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the ICE BofA 0-1 Year U.S. Treasury Index (11/1/23-12/31/23) and the ICE BofA 1-3 Year U.S. Treasury Index (1/1/24-10/31/24) (the Index):

↑ Out-of-Index exposures to fixed-rate agency mortgage-backed securities (MBS) pass-throughs contributed to performance relative to the Index during the period

↑ Out-of-Index exposures to agency collateralized mortgage obligations (CMOs) contributed to performance relative to the Index during the period

↑ Duration positioning ― which was longer than that of the Index ― contributed to returns relative to the Index during a period when interest rates generally declined

↑ The Fund’s underweight exposure to U.S. Treasurys contributed to returns relative to the Index during the period

↓ The Fund’s out-of-Index use of derivatives for duration management ― by investing in interest-rate swaps; U.S. Treasury futures; and swap options, or swaptions ― detracted from returns relative to the Index during the period

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Advisers Class	Bloomberg U.S. Universal Index	ICE BofA 0-1 Year U.S. Treasury Index	ICE BofA 1-3 Year U.S. Treasury Index
10/14	$10,000	$10,000	$10,000	$10,000
11/14	$10,014	$10,054	$10,001	$10,014
12/14	$10,003	$10,036	$9,999	$9,990
1/15	$9,958	$10,227	$10,004	$10,040
2/15	$10,022	$10,167	$10,004	$10,019
3/15	$10,050	$10,209	$10,005	$10,042
4/15	$10,079	$10,197	$10,009	$10,047
5/15	$10,083	$10,180	$10,010	$10,054
6/15	$10,121	$10,066	$10,012	$10,057
7/15	$10,113	$10,125	$10,012	$10,062
8/15	$10,127	$10,095	$10,012	$10,058
9/15	$10,092	$10,134	$10,019	$10,088
10/15	$10,113	$10,167	$10,018	$10,078
11/15	$10,121	$10,130	$10,014	$10,053
12/15	$10,118	$10,079	$10,015	$10,044
1/16	$10,065	$10,190	$10,024	$10,105
2/16	$10,038	$10,263	$10,029	$10,117
3/16	$10,071	$10,388	$10,038	$10,135
4/16	$10,104	$10,459	$10,043	$10,138
5/16	$10,136	$10,467	$10,043	$10,127
6/16	$10,094	$10,652	$10,056	$10,188
7/16	$10,124	$10,739	$10,059	$10,182
8/16	$10,141	$10,751	$10,061	$10,165
9/16	$10,158	$10,753	$10,067	$10,177
10/16	$10,186	$10,682	$10,071	$10,170
11/16	$10,213	$10,442	$10,071	$10,130
12/16	$10,240	$10,473	$10,076	$10,133
1/17	$10,248	$10,510	$10,085	$10,146
2/17	$10,265	$10,591	$10,091	$10,156
3/17	$10,285	$10,588	$10,088	$10,159
4/17	$10,305	$10,675	$10,095	$10,174
5/17	$10,338	$10,758	$10,100	$10,185
6/17	$10,346	$10,749	$10,107	$10,177
7/17	$10,365	$10,802	$10,119	$10,199
8/17	$10,359	$10,895	$10,130	$10,218
9/17	$10,379	$10,857	$10,137	$10,201
10/17	$10,386	$10,870	$10,145	$10,195
11/17	$10,380	$10,854	$10,150	$10,175
12/17	$10,400	$10,901	$10,160	$10,176
1/18	$10,408	$10,797	$10,170	$10,147
2/18	$10,451	$10,694	$10,177	$10,143
3/18	$10,471	$10,748	$10,193	$10,163
4/18	$10,504	$10,676	$10,205	$10,147
5/18	$10,500	$10,735	$10,224	$10,184
6/18	$10,509	$10,719	$10,240	$10,185
7/18	$10,532	$10,741	$10,257	$10,185
8/18	$10,542	$10,794	$10,277	$10,217
9/18	$10,554	$10,748	$10,290	$10,205
10/18	$10,579	$10,658	$10,309	$10,221
11/18	$10,619	$10,706	$10,330	$10,256
12/18	$10,608	$10,874	$10,355	$10,337
1/19	$10,635	$11,024	$10,381	$10,365
2/19	$10,659	$11,036	$10,400	$10,375
3/19	$10,673	$11,235	$10,426	$10,439
4/19	$10,725	$11,251	$10,447	$10,460
5/19	$10,726	$11,423	$10,473	$10,534
6/19	$10,726	$11,585	$10,505	$10,589
7/19	$10,753	$11,619	$10,519	$10,576
8/19	$10,754	$11,882	$10,549	$10,662
9/19	$10,767	$11,830	$10,565	$10,650
10/19	$10,767	$11,869	$10,593	$10,685
11/19	$10,780	$11,866	$10,604	$10,681
12/19	$10,792	$11,884	$10,621	$10,704
1/20	$10,803	$12,097	$10,638	$10,762
2/20	$10,880	$12,278	$10,667	$10,856
3/20	$10,902	$12,039	$10,731	$11,005
4/20	$10,964	$12,280	$10,730	$11,009
5/20	$10,984	$12,394	$10,728	$11,016
6/20	$11,001	$12,498	$10,730	$11,019
7/20	$11,020	$12,717	$10,734	$11,030
8/20	$11,036	$12,644	$10,734	$11,028
9/20	$11,036	$12,621	$10,738	$11,031
10/20	$11,037	$12,576	$10,738	$11,026
11/20	$11,037	$12,740	$10,741	$11,031
12/20	$11,065	$12,784	$10,740	$11,036
1/21	$11,093	$12,704	$10,743	$11,038
2/21	$11,092	$12,540	$10,746	$11,029
3/21	$11,106	$12,394	$10,747	$11,031
4/21	$11,120	$12,498	$10,747	$11,036
5/21	$11,093	$12,546	$10,749	$11,044
6/21	$11,051	$12,637	$10,748	$11,027
7/21	$11,024	$12,764	$10,749	$11,046
8/21	$11,037	$12,756	$10,750	$11,045
9/21	$11,064	$12,647	$10,751	$11,034
10/21	$11,023	$12,636	$10,750	$11,000
11/21	$10,995	$12,652	$10,750	$11,002
12/21	$10,995	$12,643	$10,746	$10,975
1/22	$10,981	$12,366	$10,738	$10,903
2/22	$10,952	$12,197	$10,734	$10,862
3/22	$10,940	$11,870	$10,723	$10,718
4/22	$10,971	$11,427	$10,719	$10,667
5/22	$10,946	$11,490	$10,733	$10,726
6/22	$10,922	$11,261	$10,711	$10,664
7/22	$10,912	$11,544	$10,724	$10,699
8/22	$10,910	$11,244	$10,733	$10,622
9/22	$10,701	$10,759	$10,729	$10,497
10/22	$10,722	$10,641	$10,743	$10,487
11/22	$10,788	$11,038	$10,776	$10,553
12/22	$10,633	$11,001	$10,819	$10,574
1/23	$10,719	$11,342	$10,857	$10,647
2/23	$10,701	$11,063	$10,884	$10,570
3/23	$10,789	$11,323	$10,947	$10,739
4/23	$10,747	$11,392	$10,979	$10,766
5/23	$10,750	$11,274	$11,006	$10,729
6/23	$10,751	$11,256	$11,052	$10,677
7/23	$10,798	$11,267	$11,100	$10,715
8/23	$10,816	$11,200	$11,148	$10,757
9/23	$10,688	$10,932	$11,196	$10,756
10/23	$10,623	$10,768	$11,245	$10,793
11/23	$10,868	$11,253	$11,304	$10,902
12/23	$11,000	$11,680	$11,366	$11,024
1/24	$11,041	$11,652	$11,412	$11,067
2/24	$10,927	$11,512	$11,447	$11,021
3/24	$11,029	$11,625	$11,496	$11,057
4/24	$10,900	$11,353	$11,538	$11,021
5/24	$11,049	$11,542	$11,593	$11,097
6/24	$11,166	$11,647	$11,641	$11,161
7/24	$11,331	$11,911	$11,704	$11,289
8/24	$11,420	$12,087	$11,767	$11,390
9/24	$11,507	$12,253	$11,828	$11,481
10/24	$11,328	$11,974	$11,861	$11,414

Average Annual Total Returns (%)Footnote Reference1

Fund	1 Year	5 Years	10 Years
Advisers Class	6.64%	1.02%	1.25%
Bloomberg U.S. Universal IndexFootnote Reference2	11.20%	0.18%	1.82%
ICE BofA 0-1 Year U.S. Treasury Index	5.47%	2.28%	1.72%
ICE BofA 1-3 Year U.S. Treasury IndexFootnote Reference3	5.76%	1.33%	1.33%
Footnote	Description
Footnote[1]	Advisers Class performance is linked to Class A. This linked performance is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the Financial Highlights is not linked.
Footnote[2]	In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.
Footnote[3]	Effective December 31, 2023, the Fund changed its benchmark from the ICE BofA 0-1 Year U.S. Treasury Index to the ICE BofA 1-3 Year U.S. Treasury Index because the investment adviser believes it is a more appropriate benchmark for the Fund.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$2,550,225,369
# of Portfolio Holdings	739
Portfolio Turnover Rate	712%
Total Advisory Fees Paid	$12,642,763

What did the Fund invest in?

The following table reflects what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	1.2%
Government National Mortgage Association Participation Agreements	2.1%
U.S. Government Guaranteed Small Business Administration Pools & Loans	2.2%
Collateralized Mortgage Obligations	36.7%
U.S. Government Agency Mortgage-Backed Securities	57.8%
Footnote	Description
Footnote†	Investment types less than 1% each

Material Fund Changes

This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by March 1, 2025 at www.eatonvance.com/open-end-mutual-fund-documents.php or upon request by contacting us at 1-800-262-1122.

Effective March 13, 2024, the investment adviser has agreed to reimburse the Fund's expenses to the extent that total annual operating expenses (relating to ordinary expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses) exceed 0.85% of the Fund's average daily net assets for Advisers Class. This agreement may be changed or terminated after March 1, 2025.

The net expense ratio increased from the prior fiscal year primarily due to an increase in expenses related to financing activities.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

EASDX-TSR-AR

Eaton Vance Short Duration Government Income Fund

Class A EALDX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Short Duration Government Income Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$145	1.40%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the ICE BofA 0-1 Year U.S. Treasury Index (11/1/23-12/31/23) and the ICE BofA 1-3 Year U.S. Treasury Index (1/1/24-10/31/24) (the Index):

↑ Out-of-Index exposures to fixed-rate agency mortgage-backed securities (MBS) pass-throughs contributed to performance relative to the Index during the period

↑ Out-of-Index exposures to agency collateralized mortgage obligations (CMOs) contributed to performance relative to the Index during the period

↑ Duration positioning ― which was longer than that of the Index ― contributed to returns relative to the Index during a period when interest rates generally declined

↑ The Fund’s underweight exposure to U.S. Treasurys contributed to returns relative to the Index during the period

↓ The Fund’s out-of-Index use of derivatives for duration management ― by investing in interest-rate swaps; U.S. Treasury futures; and swap options, or swaptions ― detracted from returns relative to the Index during the period

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class A with Maximum Sales Charge	Bloomberg U.S. Universal Index	ICE BofA 0-1 Year U.S. Treasury Index	ICE BofA 1-3 Year U.S. Treasury Index
10/14	$10,000	$10,000	$10,000	$10,000
11/14	$9,789	$10,054	$10,001	$10,014
12/14	$9,778	$10,036	$9,999	$9,990
1/15	$9,734	$10,227	$10,004	$10,040
2/15	$9,796	$10,167	$10,004	$10,019
3/15	$9,823	$10,209	$10,005	$10,042
4/15	$9,852	$10,197	$10,009	$10,047
5/15	$9,856	$10,180	$10,010	$10,054
6/15	$9,893	$10,066	$10,012	$10,057
7/15	$9,885	$10,125	$10,012	$10,062
8/15	$9,899	$10,095	$10,012	$10,058
9/15	$9,865	$10,134	$10,019	$10,088
10/15	$9,885	$10,167	$10,018	$10,078
11/15	$9,893	$10,130	$10,014	$10,053
12/15	$9,890	$10,079	$10,015	$10,044
1/16	$9,839	$10,190	$10,024	$10,105
2/16	$9,812	$10,263	$10,029	$10,117
3/16	$9,845	$10,388	$10,038	$10,135
4/16	$9,876	$10,459	$10,043	$10,138
5/16	$9,908	$10,467	$10,043	$10,127
6/16	$9,867	$10,652	$10,056	$10,188
7/16	$9,896	$10,739	$10,059	$10,182
8/16	$9,913	$10,751	$10,061	$10,165
9/16	$9,929	$10,753	$10,067	$10,177
10/16	$9,956	$10,682	$10,071	$10,170
11/16	$9,983	$10,442	$10,071	$10,130
12/16	$10,010	$10,473	$10,076	$10,133
1/17	$10,017	$10,510	$10,085	$10,146
2/17	$10,034	$10,591	$10,091	$10,156
3/17	$10,054	$10,588	$10,088	$10,159
4/17	$10,073	$10,675	$10,095	$10,174
5/17	$10,106	$10,758	$10,100	$10,185
6/17	$10,113	$10,749	$10,107	$10,177
7/17	$10,132	$10,802	$10,119	$10,199
8/17	$10,126	$10,895	$10,130	$10,218
9/17	$10,145	$10,857	$10,137	$10,201
10/17	$10,152	$10,870	$10,145	$10,195
11/17	$10,147	$10,854	$10,150	$10,175
12/17	$10,166	$10,901	$10,160	$10,176
1/18	$10,174	$10,797	$10,170	$10,147
2/18	$10,216	$10,694	$10,177	$10,143
3/18	$10,236	$10,748	$10,193	$10,163
4/18	$10,268	$10,676	$10,205	$10,147
5/18	$10,264	$10,735	$10,224	$10,184
6/18	$10,273	$10,719	$10,240	$10,185
7/18	$10,295	$10,741	$10,257	$10,185
8/18	$10,305	$10,794	$10,277	$10,217
9/18	$10,316	$10,748	$10,290	$10,205
10/18	$10,341	$10,658	$10,309	$10,221
11/18	$10,380	$10,706	$10,330	$10,256
12/18	$10,370	$10,874	$10,355	$10,337
1/19	$10,396	$11,024	$10,381	$10,365
2/19	$10,420	$11,036	$10,400	$10,375
3/19	$10,433	$11,235	$10,426	$10,439
4/19	$10,484	$11,251	$10,447	$10,460
5/19	$10,485	$11,423	$10,473	$10,534
6/19	$10,484	$11,585	$10,505	$10,589
7/19	$10,511	$11,619	$10,519	$10,576
8/19	$10,512	$11,882	$10,549	$10,662
9/19	$10,524	$11,830	$10,565	$10,650
10/19	$10,525	$11,869	$10,593	$10,685
11/19	$10,537	$11,866	$10,604	$10,681
12/19	$10,549	$11,884	$10,621	$10,704
1/20	$10,560	$12,097	$10,638	$10,762
2/20	$10,635	$12,278	$10,667	$10,856
3/20	$10,657	$12,039	$10,731	$11,005
4/20	$10,717	$12,280	$10,730	$11,009
5/20	$10,737	$12,394	$10,728	$11,016
6/20	$10,754	$12,498	$10,730	$11,019
7/20	$10,772	$12,717	$10,734	$11,030
8/20	$10,788	$12,644	$10,734	$11,028
9/20	$10,788	$12,621	$10,738	$11,031
10/20	$10,789	$12,576	$10,738	$11,026
11/20	$10,789	$12,740	$10,741	$11,031
12/20	$10,816	$12,784	$10,740	$11,036
1/21	$10,843	$12,704	$10,743	$11,038
2/21	$10,842	$12,540	$10,746	$11,029
3/21	$10,856	$12,394	$10,747	$11,031
4/21	$10,870	$12,498	$10,747	$11,036
5/21	$10,843	$12,546	$10,749	$11,044
6/21	$10,816	$12,637	$10,748	$11,027
7/21	$10,789	$12,764	$10,749	$11,046
8/21	$10,789	$12,756	$10,750	$11,045
9/21	$10,829	$12,647	$10,751	$11,034
10/21	$10,788	$12,636	$10,750	$11,000
11/21	$10,747	$12,652	$10,750	$11,002
12/21	$10,761	$12,643	$10,746	$10,975
1/22	$10,747	$12,366	$10,738	$10,903
2/22	$10,705	$12,197	$10,734	$10,862
3/22	$10,694	$11,870	$10,723	$10,718
4/22	$10,737	$11,427	$10,719	$10,667
5/22	$10,713	$11,490	$10,733	$10,726
6/22	$10,690	$11,261	$10,711	$10,664
7/22	$10,666	$11,544	$10,724	$10,699
8/22	$10,678	$11,244	$10,733	$10,622
9/22	$10,474	$10,759	$10,729	$10,497
10/22	$10,480	$10,641	$10,743	$10,487
11/22	$10,545	$11,038	$10,776	$10,553
12/22	$10,408	$11,001	$10,819	$10,574
1/23	$10,477	$11,342	$10,857	$10,647
2/23	$10,460	$11,063	$10,884	$10,570
3/23	$10,546	$11,323	$10,947	$10,739
4/23	$10,519	$11,392	$10,979	$10,766
5/23	$10,522	$11,274	$11,006	$10,729
6/23	$10,509	$11,256	$11,052	$10,677
7/23	$10,555	$11,267	$11,100	$10,715
8/23	$10,587	$11,200	$11,148	$10,757
9/23	$10,448	$10,932	$11,196	$10,756
10/23	$10,384	$10,768	$11,245	$10,793
11/23	$10,638	$11,253	$11,304	$10,902
12/23	$10,754	$11,680	$11,366	$11,024
1/24	$10,808	$11,652	$11,412	$11,067
2/24	$10,697	$11,512	$11,447	$11,021
3/24	$10,782	$11,625	$11,496	$11,057
4/24	$10,656	$11,353	$11,538	$11,021
5/24	$10,817	$11,542	$11,593	$11,097
6/24	$10,916	$11,647	$11,641	$11,161
7/24	$11,078	$11,911	$11,704	$11,289
8/24	$11,164	$12,087	$11,767	$11,390
9/24	$11,249	$12,253	$11,828	$11,481
10/24	$11,086	$11,974	$11,861	$11,414

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class A	6.80%	1.05%	1.27%
Class A with 2.25% Maximum Sales Charge	4.32%	0.58%	1.04%
Bloomberg U.S. Universal IndexFootnote Reference1	11.20%	0.18%	1.82%
ICE BofA 0-1 Year U.S. Treasury Index	5.47%	2.28%	1.72%
ICE BofA 1-3 Year U.S. Treasury IndexFootnote Reference2	5.76%	1.33%	1.33%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.
Footnote[2]	Effective December 31, 2023, the Fund changed its benchmark from the ICE BofA 0-1 Year U.S. Treasury Index to the ICE BofA 1-3 Year U.S. Treasury Index because the investment adviser believes it is a more appropriate benchmark for the Fund.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$2,550,225,369
# of Portfolio Holdings	739
Portfolio Turnover Rate	712%
Total Advisory Fees Paid	$12,642,763

What did the Fund invest in?

The following table reflects what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	1.2%
Government National Mortgage Association Participation Agreements	2.1%
U.S. Government Guaranteed Small Business Administration Pools & Loans	2.2%
Collateralized Mortgage Obligations	36.7%
U.S. Government Agency Mortgage-Backed Securities	57.8%
Footnote	Description
Footnote†	Investment types less than 1% each

Material Fund Changes

This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by March 1, 2025 at www.eatonvance.com/open-end-mutual-fund-documents.php or upon request by contacting us at 1-800-262-1122.

Effective March 13, 2024, the investment adviser has agreed to reimburse the Fund's expenses to the extent that total annual operating expenses (relating to ordinary expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses) exceed 0.85% of the Fund's average daily net assets for Class A. This agreement may be changed or terminated after March 1, 2025.

The net expense ratio increased from the prior fiscal year primarily due to an increase in expenses related to financing activities.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

EALDX-TSR-AR

Eaton Vance Short Duration Government Income Fund

Class C ECLDX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Short Duration Government Income Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$206	2.00%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the ICE BofA 0-1 Year U.S. Treasury Index (11/1/23-12/31/23) and the ICE BofA 1-3 Year U.S. Treasury Index (1/1/24-10/31/24) (the Index):

↑ Out-of-Index exposures to fixed-rate agency mortgage-backed securities (MBS) pass-throughs contributed to performance relative to the Index during the period

↑ Out-of-Index exposures to agency collateralized mortgage obligations (CMOs) contributed to performance relative to the Index during the period

↑ Duration positioning ― which was longer than that of the Index ― contributed to returns relative to the Index during a period when interest rates generally declined

↑ The Fund’s underweight exposure to U.S. Treasurys contributed to returns relative to the Index during the period

↓ The Fund’s out-of-Index use of derivatives for duration management ― by investing in interest-rate swaps; U.S. Treasury futures; and swap options, or swaptions ― detracted from returns relative to the Index during the period

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class C	Bloomberg U.S. Universal Index	ICE BofA 0-1 Year U.S. Treasury Index	ICE BofA 1-3 Year U.S. Treasury Index
10/14	$10,000	$10,000	$10,000	$10,000
11/14	$10,009	$10,054	$10,001	$10,014
12/14	$9,993	$10,036	$9,999	$9,990
1/15	$9,943	$10,227	$10,004	$10,040
2/15	$10,002	$10,167	$10,004	$10,019
3/15	$10,025	$10,209	$10,005	$10,042
4/15	$10,049	$10,197	$10,009	$10,047
5/15	$10,060	$10,180	$10,010	$10,054
6/15	$10,081	$10,066	$10,012	$10,057
7/15	$10,068	$10,125	$10,012	$10,062
8/15	$10,077	$10,095	$10,012	$10,058
9/15	$10,049	$10,134	$10,019	$10,088
10/15	$10,053	$10,167	$10,018	$10,078
11/15	$10,056	$10,130	$10,014	$10,053
12/15	$10,048	$10,079	$10,015	$10,044
1/16	$9,991	$10,190	$10,024	$10,105
2/16	$9,959	$10,263	$10,029	$10,117
3/16	$9,987	$10,388	$10,038	$10,135
4/16	$10,014	$10,459	$10,043	$10,138
5/16	$10,041	$10,467	$10,043	$10,127
6/16	$10,007	$10,652	$10,056	$10,188
7/16	$10,019	$10,739	$10,059	$10,182
8/16	$10,031	$10,751	$10,061	$10,165
9/16	$10,042	$10,753	$10,067	$10,177
10/16	$10,065	$10,682	$10,071	$10,170
11/16	$10,087	$10,442	$10,071	$10,130
12/16	$10,109	$10,473	$10,076	$10,133
1/17	$10,123	$10,510	$10,085	$10,146
2/17	$10,124	$10,591	$10,091	$10,156
3/17	$10,138	$10,588	$10,088	$10,159
4/17	$10,153	$10,675	$10,095	$10,174
5/17	$10,180	$10,758	$10,100	$10,185
6/17	$10,183	$10,749	$10,107	$10,177
7/17	$10,196	$10,802	$10,119	$10,199
8/17	$10,186	$10,895	$10,130	$10,218
9/17	$10,200	$10,857	$10,137	$10,201
10/17	$10,202	$10,870	$10,145	$10,195
11/17	$10,191	$10,854	$10,150	$10,175
12/17	$10,206	$10,901	$10,160	$10,176
1/18	$10,208	$10,797	$10,170	$10,147
2/18	$10,258	$10,694	$10,177	$10,143
3/18	$10,273	$10,748	$10,193	$10,163
4/18	$10,288	$10,676	$10,205	$10,147
5/18	$10,291	$10,735	$10,224	$10,184
6/18	$10,282	$10,719	$10,240	$10,185
7/18	$10,299	$10,741	$10,257	$10,185
8/18	$10,304	$10,794	$10,277	$10,217
9/18	$10,310	$10,748	$10,290	$10,205
10/18	$10,329	$10,658	$10,309	$10,221
11/18	$10,363	$10,706	$10,330	$10,256
12/18	$10,348	$10,874	$10,355	$10,337
1/19	$10,369	$11,024	$10,381	$10,365
2/19	$10,387	$11,036	$10,400	$10,375
3/19	$10,396	$11,235	$10,426	$10,439
4/19	$10,441	$11,251	$10,447	$10,460
5/19	$10,436	$11,423	$10,473	$10,534
6/19	$10,431	$11,585	$10,505	$10,589
7/19	$10,452	$11,619	$10,519	$10,576
8/19	$10,448	$11,882	$10,549	$10,662
9/19	$10,455	$11,830	$10,565	$10,650
10/19	$10,450	$11,869	$10,593	$10,685
11/19	$10,457	$11,866	$10,604	$10,681
12/19	$10,463	$11,884	$10,621	$10,704
1/20	$10,469	$12,097	$10,638	$10,762
2/20	$10,538	$12,278	$10,667	$10,856
3/20	$10,555	$12,039	$10,731	$11,005
4/20	$10,609	$12,280	$10,730	$11,009
5/20	$10,623	$12,394	$10,728	$11,016
6/20	$10,635	$12,498	$10,730	$11,019
7/20	$10,634	$12,717	$10,734	$11,030
8/20	$10,657	$12,644	$10,734	$11,028
9/20	$10,652	$12,621	$10,738	$11,031
10/20	$10,648	$12,576	$10,738	$11,026
11/20	$10,642	$12,740	$10,741	$11,031
12/20	$10,664	$12,784	$10,740	$11,036
1/21	$10,685	$12,704	$10,743	$11,038
2/21	$10,679	$12,540	$10,746	$11,029
3/21	$10,687	$12,394	$10,747	$11,031
4/21	$10,695	$12,498	$10,747	$11,036
5/21	$10,664	$12,546	$10,749	$11,044
6/21	$10,632	$12,637	$10,748	$11,027
7/21	$10,600	$12,764	$10,749	$11,046
8/21	$10,595	$12,756	$10,750	$11,045
9/21	$10,628	$12,647	$10,751	$11,034
10/21	$10,583	$12,636	$10,750	$11,000
11/21	$10,538	$12,652	$10,750	$11,002
12/21	$10,546	$12,643	$10,746	$10,975
1/22	$10,527	$12,366	$10,738	$10,903
2/22	$10,481	$12,197	$10,734	$10,862
3/22	$10,465	$11,870	$10,723	$10,718
4/22	$10,502	$11,427	$10,719	$10,667
5/22	$10,473	$11,490	$10,733	$10,726
6/22	$10,445	$11,261	$10,711	$10,664
7/22	$10,417	$11,544	$10,724	$10,699
8/22	$10,423	$11,244	$10,733	$10,622
9/22	$10,219	$10,759	$10,729	$10,497
10/22	$10,220	$10,641	$10,743	$10,487
11/22	$10,278	$11,038	$10,776	$10,553
12/22	$10,139	$11,001	$10,819	$10,574
1/23	$10,202	$11,342	$10,857	$10,647
2/23	$10,180	$11,063	$10,884	$10,570
3/23	$10,259	$11,323	$10,947	$10,739
4/23	$10,227	$11,392	$10,979	$10,766
5/23	$10,225	$11,274	$11,006	$10,729
6/23	$10,221	$11,256	$11,052	$10,677
7/23	$10,247	$11,267	$11,100	$10,715
8/23	$10,273	$11,200	$11,148	$10,757
9/23	$10,133	$10,932	$11,196	$10,756
10/23	$10,066	$10,768	$11,245	$10,793
11/23	$10,307	$11,253	$11,304	$10,902
12/23	$10,414	$11,680	$11,366	$11,024
1/24	$10,461	$11,652	$11,412	$11,067
2/24	$10,349	$11,512	$11,447	$11,021
3/24	$10,425	$11,625	$11,496	$11,057
4/24	$10,299	$11,353	$11,538	$11,021
5/24	$10,448	$11,542	$11,593	$11,097
6/24	$10,538	$11,647	$11,641	$11,161
7/24	$10,689	$11,911	$11,704	$11,289
8/24	$10,767	$12,087	$11,767	$11,390
9/24	$10,844	$12,253	$11,828	$11,481
10/24	$10,814	$11,974	$11,861	$11,414

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class C, with conversion to Class A after 8 years	6.14%	0.44%	0.79%
Class C, with 1% Maximum Deferred Sales Charge and conversion to Class A after 8 years	5.14%	0.44%	0.79%
Bloomberg U.S. Universal IndexFootnote Reference1	11.20%	0.18%	1.82%
ICE BofA 0-1 Year U.S. Treasury Index	5.47%	2.28%	1.72%
ICE BofA 1-3 Year U.S. Treasury IndexFootnote Reference2	5.76%	1.33%	1.33%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.
Footnote[2]	Effective December 31, 2023, the Fund changed its benchmark from the ICE BofA 0-1 Year U.S. Treasury Index to the ICE BofA 1-3 Year U.S. Treasury Index because the investment adviser believes it is a more appropriate benchmark for the Fund.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$2,550,225,369
# of Portfolio Holdings	739
Portfolio Turnover Rate	712%
Total Advisory Fees Paid	$12,642,763

What did the Fund invest in?

The following table reflects what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	1.2%
Government National Mortgage Association Participation Agreements	2.1%
U.S. Government Guaranteed Small Business Administration Pools & Loans	2.2%
Collateralized Mortgage Obligations	36.7%
U.S. Government Agency Mortgage-Backed Securities	57.8%
Footnote	Description
Footnote†	Investment types less than 1% each

Material Fund Changes

This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by March 1, 2025 at www.eatonvance.com/open-end-mutual-fund-documents.php or upon request by contacting us at 1-800-262-1122.

Effective March 13, 2024, the investment adviser has agreed to reimburse the Fund's expenses to the extent that total annual operating expenses (relating to ordinary expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses) exceed 1.45% of the Fund's average daily net assets for Class C. This agreement may be changed or terminated after March 1, 2025.

The net expense ratio increased from the prior fiscal year primarily due to an increase in expenses related to financing activities.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

ECLDX-TSR-AR

Eaton Vance Short Duration Government Income Fund

Class I EILDX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Short Duration Government Income Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$119	1.15%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the ICE BofA 0-1 Year U.S. Treasury Index (11/1/23-12/31/23) and the ICE BofA 1-3 Year U.S. Treasury Index (1/1/24-10/31/24) (the Index):

↑ Out-of-Index exposures to fixed-rate agency mortgage-backed securities (MBS) pass-throughs contributed to performance relative to the Index during the period

↑ Out-of-Index exposures to agency collateralized mortgage obligations (CMOs) contributed to performance relative to the Index during the period

↑ Duration positioning ― which was longer than that of the Index ― contributed to returns relative to the Index during a period when interest rates generally declined

↑ The Fund’s underweight exposure to U.S. Treasurys contributed to returns relative to the Index during the period

↓ The Fund’s out-of-Index use of derivatives for duration management ― by investing in interest-rate swaps; U.S. Treasury futures; and swap options, or swaptions ― detracted from returns relative to the Index during the period

Fund Performance

Comparison of the change in value of a $1,000,000 investment for the period indicated.

	Class I	Bloomberg U.S. Universal Index	ICE BofA 0-1 Year U.S. Treasury Index	ICE BofA 1-3 Year U.S. Treasury Index
10/14	$1,000,000	$1,000,000	$1,000,000	$1,000,000
11/14	$1,001,625	$1,005,397	$1,000,083	$1,001,444
12/14	$1,000,731	$1,003,580	$999,936	$999,004
1/15	$996,470	$1,022,684	$1,000,363	$1,004,047
2/15	$1,003,015	$1,016,723	$1,000,422	$1,001,881
3/15	$1,006,016	$1,020,920	$1,000,486	$1,004,210
4/15	$1,009,145	$1,019,735	$1,000,854	$1,004,669
5/15	$1,010,980	$1,017,951	$1,001,001	$1,005,415
6/15	$1,013,805	$1,006,590	$1,001,178	$1,005,669
7/15	$1,013,186	$1,012,452	$1,001,168	$1,006,193
8/15	$1,014,816	$1,009,468	$1,001,227	$1,005,765
9/15	$1,012,722	$1,013,420	$1,001,919	$1,008,808
10/15	$1,013,754	$1,016,659	$1,001,796	$1,007,822
11/15	$1,014,819	$1,012,952	$1,001,403	$1,005,348
12/15	$1,014,681	$1,007,891	$1,001,492	$1,004,406
1/16	$1,009,645	$1,019,017	$1,002,429	$1,010,526
2/16	$1,007,107	$1,026,256	$1,002,875	$1,011,690
3/16	$1,010,630	$1,038,833	$1,003,773	$1,013,456
4/16	$1,014,095	$1,045,911	$1,004,338	$1,013,823
5/16	$1,017,548	$1,046,728	$1,004,333	$1,012,745
6/16	$1,014,785	$1,065,155	$1,005,633	$1,018,812
7/16	$1,016,726	$1,073,933	$1,005,873	$1,018,231
8/16	$1,018,705	$1,075,091	$1,006,119	$1,016,540
9/16	$1,020,595	$1,075,347	$1,006,678	$1,017,722
10/16	$1,023,584	$1,068,213	$1,007,144	$1,017,041
11/16	$1,026,556	$1,044,202	$1,007,100	$1,013,005
12/16	$1,029,523	$1,047,304	$1,007,615	$1,013,306
1/17	$1,031,722	$1,050,999	$1,008,538	$1,014,582
2/17	$1,032,465	$1,059,108	$1,009,077	$1,015,617
3/17	$1,034,668	$1,058,753	$1,008,847	$1,015,943
4/17	$1,036,859	$1,067,538	$1,009,548	$1,017,351
5/17	$1,040,456	$1,075,775	$1,009,975	$1,018,528
6/17	$1,041,437	$1,074,863	$1,010,736	$1,017,711
7/17	$1,043,556	$1,080,216	$1,011,918	$1,019,879
8/17	$1,043,236	$1,089,536	$1,012,973	$1,021,810
9/17	$1,045,396	$1,085,702	$1,013,729	$1,020,138
10/17	$1,046,367	$1,087,005	$1,014,524	$1,019,518
11/17	$1,045,993	$1,085,360	$1,014,995	$1,017,464
12/17	$1,048,241	$1,090,145	$1,016,006	$1,017,586
1/18	$1,049,225	$1,079,655	$1,017,036	$1,014,662
2/18	$1,055,102	$1,069,417	$1,017,723	$1,014,276
3/18	$1,056,078	$1,074,811	$1,019,264	$1,016,265
4/18	$1,059,635	$1,067,639	$1,020,495	$1,014,686
5/18	$1,060,710	$1,073,462	$1,022,350	$1,018,362
6/18	$1,060,556	$1,071,905	$1,023,969	$1,018,519
7/18	$1,063,084	$1,074,148	$1,025,701	$1,018,472
8/18	$1,064,338	$1,079,440	$1,027,659	$1,021,713
9/18	$1,065,696	$1,074,815	$1,028,999	$1,020,504
10/18	$1,068,445	$1,065,824	$1,030,942	$1,022,051
11/18	$1,072,736	$1,070,617	$1,032,993	$1,025,592
12/18	$1,071,903	$1,087,367	$1,035,495	$1,033,691
1/19	$1,074,836	$1,102,360	$1,038,071	$1,036,475
2/19	$1,077,479	$1,103,561	$1,040,034	$1,037,516
3/19	$1,079,097	$1,123,489	$1,042,590	$1,043,860
4/19	$1,084,593	$1,125,062	$1,044,730	$1,045,981
5/19	$1,084,885	$1,142,296	$1,047,286	$1,053,405
6/19	$1,086,420	$1,158,453	$1,050,466	$1,058,874
7/19	$1,088,046	$1,161,901	$1,051,864	$1,057,625
8/19	$1,088,349	$1,188,192	$1,054,896	$1,066,155
9/19	$1,089,897	$1,183,044	$1,056,476	$1,064,973
10/19	$1,090,203	$1,186,867	$1,059,268	$1,068,481
11/19	$1,091,670	$1,186,629	$1,060,426	$1,068,139
12/19	$1,093,100	$1,188,398	$1,062,104	$1,070,404
1/20	$1,094,532	$1,209,727	$1,063,836	$1,076,195
2/20	$1,102,486	$1,227,840	$1,066,697	$1,085,566
3/20	$1,105,015	$1,203,856	$1,073,120	$1,100,459
4/20	$1,111,481	$1,227,971	$1,073,012	$1,100,919
5/20	$1,113,738	$1,239,440	$1,072,845	$1,101,638
6/20	$1,115,746	$1,249,782	$1,073,012	$1,101,922
7/20	$1,117,822	$1,271,736	$1,073,385	$1,103,035
8/20	$1,119,692	$1,264,402	$1,073,424	$1,102,767
9/20	$1,119,958	$1,262,124	$1,073,782	$1,103,066
10/20	$1,120,289	$1,257,613	$1,073,792	$1,102,601
11/20	$1,120,527	$1,274,024	$1,074,131	$1,103,108
12/20	$1,123,584	$1,278,423	$1,074,018	$1,103,620
1/21	$1,126,643	$1,270,388	$1,074,322	$1,103,786
2/21	$1,126,766	$1,253,996	$1,074,553	$1,102,899
3/21	$1,128,442	$1,239,403	$1,074,661	$1,103,105
4/21	$1,130,066	$1,249,825	$1,074,715	$1,103,602
5/21	$1,127,570	$1,254,592	$1,074,862	$1,104,436
6/21	$1,124,950	$1,263,738	$1,074,813	$1,102,730
7/21	$1,122,385	$1,276,427	$1,074,891	$1,104,563
8/21	$1,122,614	$1,275,575	$1,074,985	$1,104,477
9/21	$1,126,996	$1,264,683	$1,075,083	$1,103,367
10/21	$1,123,015	$1,263,649	$1,075,019	$1,100,013
11/21	$1,118,975	$1,265,175	$1,075,034	$1,100,224
12/21	$1,120,613	$1,264,322	$1,074,636	$1,097,496
1/22	$1,119,434	$1,236,603	$1,073,817	$1,090,310
2/22	$1,115,271	$1,219,743	$1,073,380	$1,086,229
3/22	$1,114,341	$1,187,019	$1,072,296	$1,071,766
4/22	$1,119,085	$1,142,746	$1,071,879	$1,066,675
5/22	$1,116,817	$1,149,034	$1,073,282	$1,072,573
6/22	$1,114,575	$1,126,073	$1,071,143	$1,066,371
7/22	$1,112,384	$1,154,385	$1,072,350	$1,069,947
8/22	$1,113,841	$1,124,375	$1,073,297	$1,062,239
9/22	$1,092,730	$1,075,933	$1,072,880	$1,049,724
10/22	$1,095,072	$1,064,128	$1,074,283	$1,048,687
11/22	$1,100,567	$1,103,805	$1,077,590	$1,055,281
12/22	$1,086,465	$1,100,056	$1,081,937	$1,057,439
1/23	$1,093,974	$1,134,180	$1,085,701	$1,064,686
2/23	$1,092,348	$1,106,311	$1,088,375	$1,056,998
3/23	$1,101,604	$1,132,265	$1,094,749	$1,073,860
4/23	$1,098,999	$1,139,182	$1,097,899	$1,076,642
5/23	$1,099,491	$1,127,371	$1,100,598	$1,072,930
6/23	$1,099,908	$1,125,619	$1,105,151	$1,067,732
7/23	$1,104,941	$1,126,738	$1,109,999	$1,071,533
8/23	$1,107,008	$1,119,953	$1,114,827	$1,075,742
9/23	$1,092,654	$1,093,247	$1,119,582	$1,075,648
10/23	$1,086,169	$1,076,807	$1,124,547	$1,079,287
11/23	$1,113,018	$1,125,268	$1,130,386	$1,090,227
12/23	$1,126,897	$1,167,966	$1,136,554	$1,102,446
1/24	$1,131,273	$1,165,171	$1,141,245	$1,106,689
2/24	$1,119,834	$1,151,201	$1,144,729	$1,102,128
3/24	$1,128,915	$1,162,504	$1,149,611	$1,105,707
4/24	$1,115,990	$1,135,338	$1,153,801	$1,102,127
5/24	$1,133,015	$1,154,158	$1,159,292	$1,109,696
6/24	$1,143,623	$1,164,708	$1,164,061	$1,116,095
7/24	$1,160,827	$1,191,145	$1,170,352	$1,128,861
8/24	$1,170,149	$1,208,679	$1,176,652	$1,138,988
9/24	$1,179,322	$1,225,257	$1,182,825	$1,148,147
10/24	$1,162,777	$1,197,428	$1,186,092	$1,141,419

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class I	7.05%	1.30%	1.52%
Bloomberg U.S. Universal IndexFootnote Reference1	11.20%	0.18%	1.82%
ICE BofA 0-1 Year U.S. Treasury Index	5.47%	2.28%	1.72%
ICE BofA 1-3 Year U.S. Treasury IndexFootnote Reference2	5.76%	1.33%	1.33%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.
Footnote[2]	Effective December 31, 2023, the Fund changed its benchmark from the ICE BofA 0-1 Year U.S. Treasury Index to the ICE BofA 1-3 Year U.S. Treasury Index because the investment adviser believes it is a more appropriate benchmark for the Fund.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$2,550,225,369
# of Portfolio Holdings	739
Portfolio Turnover Rate	712%
Total Advisory Fees Paid	$12,642,763

What did the Fund invest in?

The following table reflects what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	1.2%
Government National Mortgage Association Participation Agreements	2.1%
U.S. Government Guaranteed Small Business Administration Pools & Loans	2.2%
Collateralized Mortgage Obligations	36.7%
U.S. Government Agency Mortgage-Backed Securities	57.8%
Footnote	Description
Footnote†	Investment types less than 1% each

Material Fund Changes

This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by March 1, 2025 at www.eatonvance.com/open-end-mutual-fund-documents.php or upon request by contacting us at 1-800-262-1122.

Effective March 13, 2024, the investment adviser has agreed to reimburse the Fund's expenses to the extent that total annual operating expenses (relating to ordinary expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses) exceed 0.60% of the Fund's average daily net assets for Class I. This agreement may be changed or terminated after March 1, 2025.

The net expense ratio increased from the prior fiscal year primarily due to an increase in expenses related to financing activities.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

EILDX-TSR-AR

Eaton Vance Strategic Income Fund

Class A ETSIX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Strategic Income Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$151	1.43%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and Emerging Markets Local Income Portfolio, Global Macro Absolute Return Advantage Portfolio, Global Opportunities Portfolio, High Income Opportunities Portfolio and Senior Debt Portfolio, the Portfolios in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Bloomberg U.S. Aggregate Bond Index (the Index):

↑ Out-of-Index exposures to emerging-market debt ― both USD-denominated and local currency-denominated bonds ― contributed to returns relative to the Index

↑ Out-of-Index exposures to high yield corporate bonds and non-agency mortgage-backed securities (MBS) contributed to performance relative to the Index during the period

↑ The Fund’s out-of-Index use of derivatives for duration management ― by investing in U.S. Treasury futures and interest-rate swaps ― contributed to returns relative to the Index during the period

↓ The Fund’s out-of-Index allocation to bank loans and exposure to the Eaton Vance Global Macro Absolute Return Advantage Fund strategy detracted from returns relative to the Index during the period

↓ Duration positioning ― which was shorter than that of the Index ― detracted from returns relative to the Index during a period when interest rates declined

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class A with Maximum Sales Charge	Bloomberg U.S. Universal Index	Bloomberg U.S. Aggregate Bond Index
10/14	$10,000	$10,000	$10,000
11/14	$9,684	$10,054	$10,071
12/14	$9,623	$10,036	$10,080
1/15	$9,694	$10,227	$10,292
2/15	$9,842	$10,167	$10,195
3/15	$9,800	$10,209	$10,242
4/15	$9,859	$10,197	$10,206
5/15	$9,893	$10,180	$10,181
6/15	$9,838	$10,066	$10,070
7/15	$9,833	$10,125	$10,140
8/15	$9,686	$10,095	$10,125
9/15	$9,473	$10,134	$10,194
10/15	$9,597	$10,167	$10,196
11/15	$9,591	$10,130	$10,169
12/15	$9,546	$10,079	$10,136
1/16	$9,342	$10,190	$10,275
2/16	$9,268	$10,263	$10,348
3/16	$9,459	$10,388	$10,443
4/16	$9,572	$10,459	$10,483
5/16	$9,592	$10,467	$10,486
6/16	$9,531	$10,652	$10,674
7/16	$9,672	$10,739	$10,742
8/16	$9,800	$10,751	$10,730
9/16	$9,845	$10,753	$10,723
10/16	$9,889	$10,682	$10,641
11/16	$9,961	$10,442	$10,389
12/16	$10,074	$10,473	$10,404
1/17	$10,147	$10,510	$10,425
2/17	$10,151	$10,591	$10,495
3/17	$10,265	$10,588	$10,489
4/17	$10,324	$10,675	$10,570
5/17	$10,370	$10,758	$10,651
6/17	$10,388	$10,749	$10,641
7/17	$10,406	$10,802	$10,686
8/17	$10,424	$10,895	$10,782
9/17	$10,457	$10,857	$10,731
10/17	$10,517	$10,870	$10,737
11/17	$10,550	$10,854	$10,723
12/17	$10,568	$10,901	$10,773
1/18	$10,714	$10,797	$10,649
2/18	$10,661	$10,694	$10,548
3/18	$10,652	$10,748	$10,615
4/18	$10,656	$10,676	$10,536
5/18	$10,574	$10,735	$10,612
6/18	$10,535	$10,719	$10,598
7/18	$10,597	$10,741	$10,601
8/18	$10,587	$10,794	$10,669
9/18	$10,562	$10,748	$10,600
10/18	$10,523	$10,658	$10,517
11/18	$10,455	$10,706	$10,580
12/18	$10,285	$10,874	$10,774
1/19	$10,529	$11,024	$10,888
2/19	$10,611	$11,036	$10,882
3/19	$10,604	$11,235	$11,091
4/19	$10,716	$11,251	$11,094
5/19	$10,709	$11,423	$11,291
6/19	$10,853	$11,585	$11,432
7/19	$10,967	$11,619	$11,458
8/19	$10,915	$11,882	$11,755
9/19	$10,984	$11,830	$11,692
10/19	$11,008	$11,869	$11,727
11/19	$11,092	$11,866	$11,721
12/19	$11,244	$11,884	$11,713
1/20	$11,300	$12,097	$11,938
2/20	$11,309	$12,278	$12,153
3/20	$10,413	$12,039	$12,082
4/20	$10,805	$12,280	$12,297
5/20	$11,278	$12,394	$12,354
6/20	$11,464	$12,498	$12,432
7/20	$11,554	$12,717	$12,617
8/20	$11,741	$12,644	$12,515
9/20	$11,734	$12,621	$12,509
10/20	$11,759	$12,576	$12,453
11/20	$11,915	$12,740	$12,575
12/20	$12,089	$12,784	$12,592
1/21	$12,164	$12,704	$12,502
2/21	$12,190	$12,540	$12,321
3/21	$12,182	$12,394	$12,168
4/21	$12,208	$12,498	$12,264
5/21	$12,268	$12,546	$12,304
6/21	$12,260	$12,637	$12,390
7/21	$12,236	$12,764	$12,529
8/21	$12,279	$12,756	$12,505
9/21	$12,289	$12,647	$12,397
10/21	$12,230	$12,636	$12,393
11/21	$12,172	$12,652	$12,430
12/21	$12,250	$12,643	$12,398
1/22	$12,242	$12,366	$12,131
2/22	$12,114	$12,197	$11,996
3/22	$12,003	$11,870	$11,662
4/22	$12,030	$11,427	$11,220
5/22	$11,918	$11,490	$11,292
6/22	$11,735	$11,261	$11,115
7/22	$11,693	$11,544	$11,387
8/22	$11,820	$11,244	$11,065
9/22	$11,587	$10,759	$10,587
10/22	$11,620	$10,641	$10,450
11/22	$11,886	$11,038	$10,834
12/22	$11,937	$11,001	$10,785
1/23	$12,170	$11,342	$11,117
2/23	$12,131	$11,063	$10,829
3/23	$12,220	$11,323	$11,105
4/23	$12,254	$11,392	$11,172
5/23	$12,270	$11,274	$11,050
6/23	$12,342	$11,256	$11,011
7/23	$12,433	$11,267	$11,003
8/23	$12,448	$11,200	$10,933
9/23	$12,274	$10,932	$10,655
10/23	$12,214	$10,768	$10,487
11/23	$12,557	$11,253	$10,962
12/23	$12,922	$11,680	$11,381
1/24	$12,977	$11,652	$11,350
2/24	$12,896	$11,512	$11,190
3/24	$13,050	$11,625	$11,293
4/24	$12,849	$11,353	$11,008
5/24	$13,124	$11,542	$11,194
6/24	$13,241	$11,647	$11,300
7/24	$13,520	$11,911	$11,564
8/24	$13,659	$12,087	$11,731
9/24	$13,818	$12,253	$11,888
10/24	$13,582	$11,974	$11,593

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class A	11.26%	4.30%	3.45%
Class A with 3.25% Maximum Sales Charge	7.70%	3.62%	3.11%
Bloomberg U.S. Universal IndexFootnote Reference1	11.20%	0.18%	1.82%
Bloomberg U.S. Aggregate Bond Index	10.55%	(0.23)%	1.49%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$6,885,379,955
# of Portfolio Holdings (for the Fund and Portfolios)	4,441
Portfolio Turnover RateFootnote Reference1	12%
Total Advisory Fees Paid	$30,661,294
Footnote	Description
Footnote[1]	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund.

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

References to the Fund's investments in the Asset Allocation table are to the Fund's pro rata share of the investments of the Portfolios and to securities held directly by the Fund.

Asset Allocation (% of net assets)

Value	Value
Other Net AssetsFootnote Reference*	(7.4%)
Common Stocks	1.1%
Government National Mortgage Association Participation Agreements	1.7%
Convertible Bonds	1.9%
Insurance Linked Securities	2.1%
Senior Floating-Rate LoansFootnote Reference†	3.0%
Corporate Bonds	3.9%
Investments in Affiliated Investment Funds	4.3%
Foreign Corporate Bonds	5.7%
Short-Term Investments	7.1%
Asset-Backed Securities	9.7%
U.S. Government Agency Mortgage-Backed SecuritiesFootnote Reference‡	18.5%
Sovereign Government BondsFootnote Reference§	18.6%
Collateralized Mortgage Obligations	29.8%
Footnote	Description
Footnote*	Other Net Assets represents other assets less liabilities and includes any investment type less than 1% of net assets.
Footnote†	Net of unfunded loan commitments.
Footnote‡	Net of TBA sale commitments.
Footnote§	Net of securities sold short.

Portfolio Allocation (% of total investments)

Value	Value
Emerging Markets Local Income Portfolio	1.9%
Senior Debt Portfolio	2.1%
Eaton Vance Emerging Markets Debt Opportunities Fund	4.4%
High Income Opportunities Portfolio	4.5%
Global Macro Absolute Return Advantage Portfolio	16.7%
Global Opportunities Portfolio	70.4%

Material Fund Changes

This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by March 1, 2025 at www.eatonvance.com/open-end-mutual-fund-documents.php or upon request by contacting us at 1-800-262-1122.

The net expense ratio increased from the prior year primarily due to an increase in interest expense and fees related to short sales and financing activities.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

ETSIX-TSR-AR

Eaton Vance Strategic Income Fund

Class C ECSIX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Strategic Income Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$229	2.18%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and Emerging Markets Local Income Portfolio, Global Macro Absolute Return Advantage Portfolio, Global Opportunities Portfolio, High Income Opportunities Portfolio and Senior Debt Portfolio, the Portfolios in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Bloomberg U.S. Aggregate Bond Index (the Index):

↓ The Fund’s out-of-Index allocation to bank loans and exposure to the Eaton Vance Global Macro Absolute Return Advantage Fund strategy detracted from returns relative to the Index during the period

↓ Duration positioning ― which was shorter than that of the Index ― detracted from returns relative to the Index during a period when interest rates declined

↑ Out-of-Index exposures to emerging-market debt ― both USD-denominated and local currency-denominated bonds ― contributed to returns relative to the Index

↑ Out-of-Index exposures to high yield corporate bonds and non-agency mortgage-backed securities (MBS) contributed to performance relative to the Index during the period

↑ The Fund’s out-of-Index use of derivatives for duration management ― by investing in U.S. Treasury futures and interest-rate swaps ― contributed to returns relative to the Index during the period

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class C	Bloomberg U.S. Universal Index	Bloomberg U.S. Aggregate Bond Index
10/14	$10,000	$10,000	$10,000
11/14	$10,001	$10,054	$10,071
12/14	$9,926	$10,036	$10,080
1/15	$9,996	$10,227	$10,292
2/15	$10,149	$10,167	$10,195
3/15	$10,108	$10,209	$10,242
4/15	$10,151	$10,197	$10,206
5/15	$10,180	$10,180	$10,181
6/15	$10,111	$10,066	$10,070
7/15	$10,111	$10,125	$10,140
8/15	$9,957	$10,095	$10,125
9/15	$9,730	$10,134	$10,194
10/15	$9,843	$10,167	$10,196
11/15	$9,828	$10,130	$10,169
12/15	$9,785	$10,079	$10,136
1/16	$9,570	$10,190	$10,275
2/16	$9,482	$10,263	$10,348
3/16	$9,667	$10,388	$10,443
4/16	$9,781	$10,459	$10,483
5/16	$9,794	$10,467	$10,486
6/16	$9,735	$10,652	$10,674
7/16	$9,865	$10,739	$10,742
8/16	$9,995	$10,751	$10,730
9/16	$10,020	$10,753	$10,723
10/16	$10,075	$10,682	$10,641
11/16	$10,130	$10,442	$10,389
12/16	$10,243	$10,473	$10,404
1/17	$10,313	$10,510	$10,425
2/17	$10,309	$10,591	$10,495
3/17	$10,409	$10,588	$10,489
4/17	$10,479	$10,675	$10,570
5/17	$10,505	$10,758	$10,651
6/17	$10,530	$10,749	$10,641
7/17	$10,541	$10,802	$10,686
8/17	$10,552	$10,895	$10,782
9/17	$10,563	$10,857	$10,731
10/17	$10,635	$10,870	$10,737
11/17	$10,661	$10,854	$10,723
12/17	$10,657	$10,901	$10,773
1/18	$10,804	$10,797	$10,649
2/18	$10,754	$10,694	$10,548
3/18	$10,735	$10,748	$10,615
4/18	$10,731	$10,676	$10,536
5/18	$10,650	$10,735	$10,612
6/18	$10,600	$10,719	$10,598
7/18	$10,658	$10,741	$10,601
8/18	$10,623	$10,794	$10,669
9/18	$10,603	$10,748	$10,600
10/18	$10,553	$10,658	$10,517
11/18	$10,471	$10,706	$10,580
12/18	$10,298	$10,874	$10,774
1/19	$10,533	$11,024	$10,888
2/19	$10,626	$11,036	$10,882
3/19	$10,594	$11,235	$11,091
4/19	$10,720	$11,251	$11,094
5/19	$10,704	$11,423	$11,291
6/19	$10,831	$11,585	$11,432
7/19	$10,942	$11,619	$11,458
8/19	$10,878	$11,882	$11,755
9/19	$10,942	$11,830	$11,692
10/19	$10,958	$11,869	$11,727
11/19	$11,038	$11,866	$11,721
12/19	$11,188	$11,884	$11,713
1/20	$11,238	$12,097	$11,938
2/20	$11,238	$12,278	$12,153
3/20	$10,335	$12,039	$12,082
4/20	$10,722	$12,280	$12,297
5/20	$11,177	$12,394	$12,354
6/20	$11,363	$12,498	$12,432
7/20	$11,430	$12,717	$12,617
8/20	$11,617	$12,644	$12,515
9/20	$11,600	$12,621	$12,509
10/20	$11,617	$12,576	$12,453
11/20	$11,771	$12,740	$12,575
12/20	$11,926	$12,784	$12,592
1/21	$11,994	$12,704	$12,502
2/21	$12,028	$12,540	$12,321
3/21	$11,993	$12,394	$12,168
4/21	$12,028	$12,498	$12,264
5/21	$12,080	$12,546	$12,304
6/21	$12,062	$12,637	$12,390
7/21	$12,027	$12,764	$12,529
8/21	$12,062	$12,756	$12,505
9/21	$12,061	$12,647	$12,397
10/21	$12,008	$12,636	$12,393
11/21	$11,937	$12,652	$12,430
12/21	$12,008	$12,643	$12,398
1/22	$11,990	$12,366	$12,131
2/22	$11,847	$12,197	$11,996
3/22	$11,739	$11,870	$11,662
4/22	$11,757	$11,427	$11,220
5/22	$11,649	$11,490	$11,292
6/22	$11,450	$11,261	$11,115
7/22	$11,414	$11,544	$11,387
8/22	$11,536	$11,244	$11,065
9/22	$11,301	$10,759	$10,587
10/22	$11,306	$10,641	$10,450
11/22	$11,569	$11,038	$10,834
12/22	$11,611	$11,001	$10,785
1/23	$11,840	$11,342	$11,117
2/23	$11,787	$11,063	$10,829
3/23	$11,867	$11,323	$11,105
4/23	$11,891	$11,392	$11,172
5/23	$11,895	$11,274	$11,050
6/23	$11,957	$11,256	$11,011
7/23	$12,039	$11,267	$11,003
8/23	$12,043	$11,200	$10,933
9/23	$11,872	$10,932	$10,655
10/23	$11,798	$10,768	$10,487
11/23	$12,118	$11,253	$10,962
12/23	$12,460	$11,680	$11,381
1/24	$12,504	$11,652	$11,350
2/24	$12,429	$11,512	$11,190
3/24	$12,574	$11,625	$11,293
4/24	$12,376	$11,353	$11,008
5/24	$12,625	$11,542	$11,194
6/24	$12,753	$11,647	$11,300
7/24	$13,004	$11,911	$11,564
8/24	$13,112	$12,087	$11,731
9/24	$13,262	$12,253	$11,888
10/24	$13,221	$11,974	$11,593

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class C, with conversion to Class A after 8 years	10.50%	3.53%	2.83%
Class C, with 1% Maximum Deferred Sales Charge and conversion to Class A after 8 years	9.50%	3.53%	2.83%
Bloomberg U.S. Universal IndexFootnote Reference1	11.20%	0.18%	1.82%
Bloomberg U.S. Aggregate Bond Index	10.55%	(0.23)%	1.49%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$6,885,379,955
# of Portfolio Holdings (for the Fund and Portfolios)	4,441
Portfolio Turnover RateFootnote Reference1	12%
Total Advisory Fees Paid	$30,661,294
Footnote	Description
Footnote[1]	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund.

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

References to the Fund's investments in the Asset Allocation table are to the Fund's pro rata share of the investments of the Portfolios and to securities held directly by the Fund.

Asset Allocation (% of net assets)

Value	Value
Other Net AssetsFootnote Reference*	(7.4%)
Common Stocks	1.1%
Government National Mortgage Association Participation Agreements	1.7%
Convertible Bonds	1.9%
Insurance Linked Securities	2.1%
Senior Floating-Rate LoansFootnote Reference†	3.0%
Corporate Bonds	3.9%
Investments in Affiliated Investment Funds	4.3%
Foreign Corporate Bonds	5.7%
Short-Term Investments	7.1%
Asset-Backed Securities	9.7%
U.S. Government Agency Mortgage-Backed SecuritiesFootnote Reference‡	18.5%
Sovereign Government BondsFootnote Reference§	18.6%
Collateralized Mortgage Obligations	29.8%
Footnote	Description
Footnote*	Other Net Assets represents other assets less liabilities and includes any investment type less than 1% of net assets.
Footnote†	Net of unfunded loan commitments.
Footnote‡	Net of TBA sale commitments.
Footnote§	Net of securities sold short.

Portfolio Allocation (% of total investments)

Value	Value
Emerging Markets Local Income Portfolio	1.9%
Senior Debt Portfolio	2.1%
Eaton Vance Emerging Markets Debt Opportunities Fund	4.4%
High Income Opportunities Portfolio	4.5%
Global Macro Absolute Return Advantage Portfolio	16.7%
Global Opportunities Portfolio	70.4%

Material Fund Changes

This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by March 1, 2025 at www.eatonvance.com/open-end-mutual-fund-documents.php or upon request by contacting us at 1-800-262-1122.

The net expense ratio increased from the prior year primarily due to an increase in interest expense and fees related to short sales and financing activities.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

ECSIX-TSR-AR

Eaton Vance Strategic Income Fund

Class I ESIIX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Strategic Income Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$125	1.18%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and Emerging Markets Local Income Portfolio, Global Macro Absolute Return Advantage Portfolio, Global Opportunities Portfolio, High Income Opportunities Portfolio and Senior Debt Portfolio, the Portfolios in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Bloomberg U.S. Aggregate Bond Index (the Index):

↑ Out-of-Index exposures to emerging-market debt ― both USD-denominated and local currency-denominated bonds ― contributed to returns relative to the Index

↑ Out-of-Index exposures to high yield corporate bonds and non-agency mortgage-backed securities (MBS) contributed to performance relative to the Index during the period

↑ The Fund’s out-of-Index use of derivatives for duration management ― by investing in U.S. Treasury futures and interest-rate swaps ― contributed to returns relative to the Index during the period

↓ The Fund’s out-of-Index allocation to bank loans and exposure to the Eaton Vance Global Macro Absolute Return Advantage Fund strategy detracted from returns relative to the Index during the period

↓ Duration positioning ― which was shorter than that of the Index ― detracted from returns relative to the Index during a period when interest rates declined

Fund Performance

Comparison of the change in value of a $1,000,000 investment for the period indicated.

	Class I	Bloomberg U.S. Universal Index	Bloomberg U.S. Aggregate Bond Index
10/14	$1,000,000	$1,000,000	$1,000,000
11/14	$1,001,128	$1,005,397	$1,007,094
12/14	$996,288	$1,003,580	$1,008,036
1/15	$1,003,887	$1,022,684	$1,029,174
2/15	$1,019,399	$1,016,723	$1,019,497
3/15	$1,015,212	$1,020,920	$1,024,231
4/15	$1,021,602	$1,019,735	$1,020,556
5/15	$1,025,369	$1,017,951	$1,018,098
6/15	$1,019,823	$1,006,590	$1,006,997
7/15	$1,019,551	$1,012,452	$1,013,997
8/15	$1,004,465	$1,009,468	$1,012,541
9/15	$982,523	$1,013,420	$1,019,390
10/15	$995,627	$1,016,659	$1,019,559
11/15	$995,211	$1,012,952	$1,016,866
12/15	$990,681	$1,007,891	$1,013,580
1/16	$969,660	$1,019,017	$1,027,528
2/16	$962,199	$1,026,256	$1,034,817
3/16	$982,297	$1,038,833	$1,044,311
4/16	$994,225	$1,045,911	$1,048,320
5/16	$995,116	$1,046,728	$1,048,589
6/16	$990,417	$1,065,155	$1,067,430
7/16	$1,003,860	$1,073,933	$1,074,178
8/16	$1,018,801	$1,075,091	$1,072,950
9/16	$1,022,243	$1,075,347	$1,072,321
10/16	$1,028,519	$1,068,213	$1,064,119
11/16	$1,036,242	$1,044,202	$1,038,949
12/16	$1,048,227	$1,047,304	$1,040,414
1/17	$1,055,989	$1,050,999	$1,042,455
2/17	$1,056,633	$1,059,108	$1,049,462
3/17	$1,068,751	$1,058,753	$1,048,911
4/17	$1,075,159	$1,067,538	$1,057,006
5/17	$1,080,138	$1,075,775	$1,065,142
6/17	$1,082,237	$1,074,863	$1,064,070
7/17	$1,084,341	$1,080,216	$1,068,649
8/17	$1,086,456	$1,089,536	$1,078,234
9/17	$1,088,577	$1,085,702	$1,073,099
10/17	$1,096,572	$1,087,005	$1,073,720
11/17	$1,100,182	$1,085,360	$1,072,342
12/17	$1,102,329	$1,090,145	$1,077,264
1/18	$1,117,816	$1,079,655	$1,064,857
2/18	$1,112,544	$1,069,417	$1,054,763
3/18	$1,111,730	$1,074,811	$1,061,527
4/18	$1,112,407	$1,067,639	$1,053,632
5/18	$1,104,069	$1,073,462	$1,061,151
6/18	$1,100,230	$1,071,905	$1,059,846
7/18	$1,106,950	$1,074,148	$1,060,098
8/18	$1,104,595	$1,079,440	$1,066,920
9/18	$1,103,759	$1,074,815	$1,060,049
10/18	$1,099,878	$1,065,824	$1,051,672
11/18	$1,092,918	$1,070,617	$1,057,950
12/18	$1,075,428	$1,087,367	$1,077,386
1/19	$1,101,158	$1,102,360	$1,088,827
2/19	$1,109,964	$1,103,561	$1,088,196
3/19	$1,109,462	$1,123,489	$1,109,092
4/19	$1,121,468	$1,125,062	$1,109,376
5/19	$1,120,976	$1,142,296	$1,129,069
6/19	$1,136,248	$1,158,453	$1,143,248
7/19	$1,148,416	$1,161,901	$1,145,763
8/19	$1,143,204	$1,188,192	$1,175,451
9/19	$1,150,687	$1,183,044	$1,169,191
10/19	$1,153,416	$1,186,867	$1,172,713
11/19	$1,162,563	$1,186,629	$1,172,116
12/19	$1,178,691	$1,188,398	$1,171,299
1/20	$1,184,839	$1,209,727	$1,193,840
2/20	$1,186,013	$1,227,840	$1,215,327
3/20	$1,092,144	$1,203,856	$1,208,175
4/20	$1,133,542	$1,227,971	$1,229,652
5/20	$1,183,521	$1,239,440	$1,235,377
6/20	$1,203,298	$1,249,782	$1,243,159
7/20	$1,212,975	$1,271,736	$1,261,728
8/20	$1,232,903	$1,264,402	$1,251,543
9/20	$1,232,415	$1,262,124	$1,250,857
10/20	$1,235,355	$1,257,613	$1,245,272
11/20	$1,252,067	$1,274,024	$1,257,491
12/20	$1,270,563	$1,278,423	$1,259,224
1/21	$1,278,731	$1,270,388	$1,250,195
2/21	$1,281,699	$1,253,996	$1,232,142
3/21	$1,279,450	$1,239,403	$1,216,756
4/21	$1,284,192	$1,249,825	$1,226,369
5/21	$1,290,727	$1,254,592	$1,230,375
6/21	$1,290,213	$1,263,738	$1,239,020
7/21	$1,287,929	$1,276,427	$1,252,874
8/21	$1,292,750	$1,275,575	$1,250,488
9/21	$1,292,232	$1,264,683	$1,239,662
10/21	$1,288,121	$1,263,649	$1,239,320
11/21	$1,282,202	$1,265,175	$1,242,986
12/21	$1,290,708	$1,264,322	$1,239,806
1/22	$1,290,189	$1,236,603	$1,213,095
2/22	$1,275,097	$1,219,743	$1,199,562
3/22	$1,263,599	$1,187,019	$1,166,236
4/22	$1,268,569	$1,142,746	$1,121,979
5/22	$1,256,988	$1,149,034	$1,129,213
6/22	$1,237,952	$1,126,073	$1,111,498
7/22	$1,233,717	$1,154,385	$1,138,657
8/22	$1,247,424	$1,124,375	$1,106,483
9/22	$1,224,880	$1,075,933	$1,058,676
10/22	$1,226,719	$1,064,128	$1,044,963
11/22	$1,255,126	$1,103,805	$1,083,393
12/22	$1,260,791	$1,100,056	$1,078,506
1/23	$1,285,680	$1,134,180	$1,111,685
2/23	$1,281,773	$1,106,311	$1,082,942
3/23	$1,291,437	$1,132,265	$1,110,451
4/23	$1,295,286	$1,139,182	$1,117,181
5/23	$1,297,205	$1,127,371	$1,105,017
6/23	$1,305,067	$1,125,619	$1,101,075
7/23	$1,314,966	$1,126,738	$1,100,308
8/23	$1,316,908	$1,119,953	$1,093,280
9/23	$1,300,751	$1,093,247	$1,065,498
10/23	$1,292,586	$1,076,807	$1,048,683
11/23	$1,329,223	$1,125,268	$1,096,174
12/23	$1,368,148	$1,167,966	$1,138,134
1/24	$1,374,314	$1,165,171	$1,135,009
2/24	$1,365,947	$1,151,201	$1,118,973
3/24	$1,382,581	$1,162,504	$1,129,306
4/24	$1,361,493	$1,135,338	$1,100,781
5/24	$1,391,053	$1,154,158	$1,119,443
6/24	$1,405,878	$1,164,708	$1,130,041
7/24	$1,433,658	$1,191,145	$1,156,435
8/24	$1,448,662	$1,208,679	$1,173,053
9/24	$1,465,907	$1,225,257	$1,188,760
10/24	$1,441,872	$1,197,428	$1,159,280

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class I	11.55%	4.56%	3.72%
Bloomberg U.S. Universal IndexFootnote Reference1	11.20%	0.18%	1.82%
Bloomberg U.S. Aggregate Bond Index	10.55%	(0.23)%	1.49%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$6,885,379,955
# of Portfolio Holdings (for the Fund and Portfolios)	4,441
Portfolio Turnover RateFootnote Reference1	12%
Total Advisory Fees Paid	$30,661,294
Footnote	Description
Footnote[1]	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund.

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

References to the Fund's investments in the Asset Allocation table are to the Fund's pro rata share of the investments of the Portfolios and to securities held directly by the Fund.

Asset Allocation (% of net assets)

Value	Value
Other Net AssetsFootnote Reference*	(7.4%)
Common Stocks	1.1%
Government National Mortgage Association Participation Agreements	1.7%
Convertible Bonds	1.9%
Insurance Linked Securities	2.1%
Senior Floating-Rate LoansFootnote Reference†	3.0%
Corporate Bonds	3.9%
Investments in Affiliated Investment Funds	4.3%
Foreign Corporate Bonds	5.7%
Short-Term Investments	7.1%
Asset-Backed Securities	9.7%
U.S. Government Agency Mortgage-Backed SecuritiesFootnote Reference‡	18.5%
Sovereign Government BondsFootnote Reference§	18.6%
Collateralized Mortgage Obligations	29.8%
Footnote	Description
Footnote*	Other Net Assets represents other assets less liabilities and includes any investment type less than 1% of net assets.
Footnote†	Net of unfunded loan commitments.
Footnote‡	Net of TBA sale commitments.
Footnote§	Net of securities sold short.

Portfolio Allocation (% of total investments)

Value	Value
Emerging Markets Local Income Portfolio	1.9%
Senior Debt Portfolio	2.1%
Eaton Vance Emerging Markets Debt Opportunities Fund	4.4%
High Income Opportunities Portfolio	4.5%
Global Macro Absolute Return Advantage Portfolio	16.7%
Global Opportunities Portfolio	70.4%

Material Fund Changes

This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by March 1, 2025 at www.eatonvance.com/open-end-mutual-fund-documents.php or upon request by contacting us at 1-800-262-1122.

The net expense ratio increased from the prior year primarily due to an increase in interest expense and fees related to short sales and financing activities.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

ESIIX-TSR-AR

Eaton Vance Strategic Income Fund

Class R ERSIX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Strategic Income Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R	$178	1.69%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and Emerging Markets Local Income Portfolio, Global Macro Absolute Return Advantage Portfolio, Global Opportunities Portfolio, High Income Opportunities Portfolio and Senior Debt Portfolio, the Portfolios in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Bloomberg U.S. Aggregate Bond Index (the Index):

↑ Out-of-Index exposures to emerging-market debt ― both USD-denominated and local currency-denominated bonds ― contributed to returns relative to the Index

↑ Out-of-Index exposures to high yield corporate bonds and non-agency mortgage-backed securities (MBS) contributed to performance relative to the Index during the period

↑ The Fund’s out-of-Index use of derivatives for duration management ― by investing in U.S. Treasury futures and interest-rate swaps ― contributed to returns relative to the Index during the period

↓ The Fund’s out-of-Index allocation to bank loans and exposure to the Eaton Vance Global Macro Absolute Return Advantage Fund strategy detracted from returns relative to the Index during the period

↓ Duration positioning ― which was shorter than that of the Index ― detracted from returns relative to the Index during a period when interest rates declined

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class R	Bloomberg U.S. Universal Index	Bloomberg U.S. Aggregate Bond Index
10/14	$10,000	$10,000	$10,000
11/14	$10,007	$10,054	$10,071
12/14	$9,942	$10,036	$10,080
1/15	$10,014	$10,227	$10,292
2/15	$10,177	$10,167	$10,195
3/15	$10,131	$10,209	$10,242
4/15	$10,191	$10,197	$10,206
5/15	$10,211	$10,180	$10,181
6/15	$10,151	$10,066	$10,070
7/15	$10,144	$10,125	$10,140
8/15	$9,991	$10,095	$10,125
9/15	$9,769	$10,134	$10,194
10/15	$9,895	$10,167	$10,196
11/15	$9,887	$10,130	$10,169
12/15	$9,838	$10,079	$10,136
1/16	$9,626	$10,190	$10,275
2/16	$9,548	$10,263	$10,348
3/16	$9,743	$10,388	$10,443
4/16	$9,857	$10,459	$10,483
5/16	$9,875	$10,467	$10,486
6/16	$9,811	$10,652	$10,674
7/16	$9,953	$10,739	$10,742
8/16	$10,083	$10,751	$10,730
9/16	$10,127	$10,753	$10,723
10/16	$10,171	$10,682	$10,641
11/16	$10,242	$10,442	$10,389
12/16	$10,356	$10,473	$10,404
1/17	$10,429	$10,510	$10,425
2/17	$10,431	$10,591	$10,495
3/17	$10,546	$10,588	$10,489
4/17	$10,605	$10,675	$10,570
5/17	$10,649	$10,758	$10,651
6/17	$10,666	$10,749	$10,641
7/17	$10,682	$10,802	$10,686
8/17	$10,698	$10,895	$10,782
9/17	$10,729	$10,857	$10,731
10/17	$10,789	$10,870	$10,737
11/17	$10,820	$10,854	$10,723
12/17	$10,836	$10,901	$10,773
1/18	$10,984	$10,797	$10,649
2/18	$10,942	$10,694	$10,548
3/18	$10,915	$10,748	$10,615
4/18	$10,917	$10,676	$10,536
5/18	$10,846	$10,735	$10,612
6/18	$10,789	$10,719	$10,598
7/18	$10,851	$10,741	$10,601
8/18	$10,838	$10,794	$10,669
9/18	$10,810	$10,748	$10,600
10/18	$10,768	$10,658	$10,517
11/18	$10,696	$10,706	$10,580
12/18	$10,521	$10,874	$10,774
1/19	$10,768	$11,024	$10,888
2/19	$10,849	$11,036	$10,882
3/19	$10,840	$11,235	$11,091
4/19	$10,952	$11,251	$11,094
5/19	$10,943	$11,423	$11,291
6/19	$11,087	$11,585	$11,432
7/19	$11,201	$11,619	$11,458
8/19	$11,146	$11,882	$11,755
9/19	$11,214	$11,830	$11,692
10/19	$11,236	$11,869	$11,727
11/19	$11,320	$11,866	$11,721
12/19	$11,472	$11,884	$11,713
1/20	$11,527	$12,097	$11,938
2/20	$11,533	$12,278	$12,153
3/20	$10,619	$12,039	$12,082
4/20	$11,016	$12,280	$12,297
5/20	$11,495	$12,394	$12,354
6/20	$11,682	$12,498	$12,432
7/20	$11,771	$12,717	$12,617
8/20	$11,959	$12,644	$12,515
9/20	$11,949	$12,621	$12,509
10/20	$11,973	$12,576	$12,453
11/20	$12,129	$12,740	$12,575
12/20	$12,303	$12,784	$12,592
1/21	$12,377	$12,704	$12,502
2/21	$12,400	$12,540	$12,321
3/21	$12,390	$12,394	$12,168
4/21	$12,414	$12,498	$12,264
5/21	$12,472	$12,546	$12,304
6/21	$12,462	$12,637	$12,390
7/21	$12,435	$12,764	$12,529
8/21	$12,476	$12,756	$12,505
9/21	$12,483	$12,647	$12,397
10/21	$12,422	$12,636	$12,393
11/21	$12,360	$12,652	$12,430
12/21	$12,436	$12,643	$12,398
1/22	$12,426	$12,366	$12,131
2/22	$12,294	$12,197	$11,996
3/22	$12,179	$11,870	$11,662
4/22	$12,204	$11,427	$11,220
5/22	$12,088	$11,490	$11,292
6/22	$11,901	$11,261	$11,115
7/22	$11,855	$11,544	$11,387
8/22	$11,982	$11,244	$11,065
9/22	$11,743	$10,759	$10,587
10/22	$11,774	$10,641	$10,450
11/22	$12,041	$11,038	$10,834
12/22	$12,091	$11,001	$10,785
1/23	$12,324	$11,342	$11,117
2/23	$12,281	$11,063	$10,829
3/23	$12,368	$11,323	$11,105
4/23	$12,419	$11,392	$11,172
5/23	$12,413	$11,274	$11,050
6/23	$12,484	$11,256	$11,011
7/23	$12,573	$11,267	$11,003
8/23	$12,586	$11,200	$10,933
9/23	$12,427	$10,932	$10,655
10/23	$12,345	$10,768	$10,487
11/23	$12,689	$11,253	$10,962
12/23	$13,054	$11,680	$11,381
1/24	$13,107	$11,652	$11,350
2/24	$13,022	$11,512	$11,190
3/24	$13,175	$11,625	$11,293
4/24	$12,970	$11,353	$11,008
5/24	$13,245	$11,542	$11,194
6/24	$13,380	$11,647	$11,300
7/24	$13,638	$11,911	$11,564
8/24	$13,775	$12,087	$11,731
9/24	$13,933	$12,253	$11,888
10/24	$13,700	$11,974	$11,593

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class R	10.98%	4.04%	3.20%
Bloomberg U.S. Universal IndexFootnote Reference1	11.20%	0.18%	1.82%
Bloomberg U.S. Aggregate Bond Index	10.55%	(0.23)%	1.49%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$6,885,379,955
# of Portfolio Holdings (for the Fund and Portfolios)	4,441
Portfolio Turnover RateFootnote Reference1	12%
Total Advisory Fees Paid	$30,661,294
Footnote	Description
Footnote[1]	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund.

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

References to the Fund's investments in the Asset Allocation table are to the Fund's pro rata share of the investments of the Portfolios and to securities held directly by the Fund.

Asset Allocation (% of net assets)

Value	Value
Other Net AssetsFootnote Reference*	(7.4%)
Common Stocks	1.1%
Government National Mortgage Association Participation Agreements	1.7%
Convertible Bonds	1.9%
Insurance Linked Securities	2.1%
Senior Floating-Rate LoansFootnote Reference†	3.0%
Corporate Bonds	3.9%
Investments in Affiliated Investment Funds	4.3%
Foreign Corporate Bonds	5.7%
Short-Term Investments	7.1%
Asset-Backed Securities	9.7%
U.S. Government Agency Mortgage-Backed SecuritiesFootnote Reference‡	18.5%
Sovereign Government BondsFootnote Reference§	18.6%
Collateralized Mortgage Obligations	29.8%
Footnote	Description
Footnote*	Other Net Assets represents other assets less liabilities and includes any investment type less than 1% of net assets.
Footnote†	Net of unfunded loan commitments.
Footnote‡	Net of TBA sale commitments.
Footnote§	Net of securities sold short.

Portfolio Allocation (% of total investments)

Value	Value
Emerging Markets Local Income Portfolio	1.9%
Senior Debt Portfolio	2.1%
Eaton Vance Emerging Markets Debt Opportunities Fund	4.4%
High Income Opportunities Portfolio	4.5%
Global Macro Absolute Return Advantage Portfolio	16.7%
Global Opportunities Portfolio	70.4%

Material Fund Changes

This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by March 1, 2025 at www.eatonvance.com/open-end-mutual-fund-documents.php or upon request by contacting us at 1-800-262-1122.

The net expense ratio increased from the prior year primarily due to an increase in interest expense and fees related to short sales and financing activities.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

ERSIX-TSR-AR

Eaton Vance Tax-Managed Equity Asset Allocation Fund

Class A EAEAX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Tax-Managed Equity Asset Allocation Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$138	1.19%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and Tax-Managed Growth Portfolio, Tax-Managed Value Portfolio, Tax-Managed International Equity Portfolio, Tax-Managed Multi-Cap Growth Portfolio and Tax-Managed Small-Cap Portfolio, the Portfolios in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Russell 3000® Index (the Index):

↓ Fund allocations to Tax-Managed International Equity Portfolio, Tax-Managed Small-Cap Portfolio, and Tax-Managed Value Portfolio detracted from Index-relative returns during the period

↓ Fund allocations to direct investments in preferred stocks and other hybrid securities detracted from Index-relative returns during the period

↑ In contrast, the Fund’s allocation to Tax-Managed Growth Portfolio outperformed the Index and contributed to performance relative to the Index during the period

● Fund management made no significant changes to the Fund’s allocation mix during the period

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class A with Maximum Sales Charge	Russell 3000® Index	Blended Index	ICE BofA Fixed Rate Preferred Securities Index
10/14	$10,000	$10,000	$10,000	$10,000
11/14	$9,596	$10,242	$10,220	$10,127
12/14	$9,570	$10,242	$10,183	$10,109
1/15	$9,348	$9,957	$9,982	$10,315
2/15	$9,864	$10,534	$10,511	$10,384
3/15	$9,798	$10,427	$10,416	$10,451
4/15	$9,803	$10,474	$10,496	$10,447
5/15	$9,947	$10,619	$10,606	$10,447
6/15	$9,803	$10,441	$10,423	$10,332
7/15	$9,953	$10,616	$10,601	$10,500
8/15	$9,420	$9,975	$10,012	$10,508
9/15	$9,170	$9,684	$9,728	$10,511
10/15	$9,787	$10,449	$10,441	$10,750
11/15	$9,853	$10,507	$10,477	$10,814
12/15	$9,669	$10,291	$10,297	$10,875
1/16	$9,155	$9,711	$9,757	$10,872
2/16	$9,043	$9,707	$9,735	$10,852
3/16	$9,586	$10,391	$10,364	$11,049
4/16	$9,663	$10,455	$10,455	$11,147
5/16	$9,816	$10,642	$10,609	$11,300
6/16	$9,769	$10,664	$10,603	$11,429
7/16	$10,087	$11,087	$11,010	$11,603
8/16	$10,117	$11,116	$11,038	$11,659
9/16	$10,076	$11,133	$11,057	$11,567
10/16	$9,893	$10,892	$10,839	$11,527
11/16	$10,194	$11,380	$11,166	$11,100
12/16	$10,401	$11,602	$11,381	$11,127
1/17	$10,574	$11,820	$11,615	$11,423
2/17	$10,896	$12,260	$11,999	$11,631
3/17	$10,908	$12,268	$12,046	$11,706
4/17	$11,015	$12,398	$12,196	$11,871
5/17	$11,135	$12,525	$12,351	$11,975
6/17	$11,248	$12,638	$12,451	$12,098
7/17	$11,421	$12,876	$12,682	$12,165
8/17	$11,397	$12,901	$12,706	$12,216
9/17	$11,683	$13,216	$12,989	$12,252
10/17	$11,910	$13,504	$13,239	$12,285
11/17	$12,238	$13,914	$13,576	$12,295
12/17	$12,393	$14,053	$13,707	$12,305
1/18	$13,008	$14,794	$14,328	$12,072
2/18	$12,583	$14,249	$13,850	$12,148
3/18	$12,356	$13,963	$13,606	$12,182
4/18	$12,454	$14,016	$13,670	$12,106
5/18	$12,756	$14,412	$13,959	$12,200
6/18	$12,786	$14,506	$14,027	$12,310
7/18	$13,161	$14,987	$14,439	$12,348
8/18	$13,524	$15,514	$14,829	$12,452
9/18	$13,530	$15,539	$14,847	$12,333
10/18	$12,577	$14,395	$13,830	$12,133
11/18	$12,719	$14,683	$14,021	$11,879
12/18	$11,674	$13,317	$12,896	$11,770
1/19	$12,597	$14,460	$13,940	$12,438
2/19	$13,037	$14,968	$14,391	$12,653
3/19	$13,201	$15,187	$14,585	$12,795
4/19	$13,722	$15,793	$15,108	$12,937
5/19	$12,918	$14,771	$14,261	$13,001
6/19	$13,697	$15,809	$15,166	$13,181
7/19	$13,911	$16,044	$15,352	$13,397
8/19	$13,659	$15,717	$15,073	$13,494
9/19	$13,841	$15,993	$15,338	$13,583
10/19	$14,055	$16,337	$15,669	$13,683
11/19	$14,539	$16,958	$16,158	$13,646
12/19	$14,876	$17,447	$16,609	$13,854
1/20	$14,812	$17,428	$16,573	$13,969
2/20	$13,628	$16,002	$15,294	$13,596
3/20	$11,650	$13,801	$13,299	$12,632
4/20	$13,045	$15,629	$14,877	$13,428
5/20	$13,743	$16,465	$15,594	$13,563
6/20	$13,935	$16,841	$15,926	$13,510
7/20	$14,594	$17,797	$16,754	$14,082
8/20	$15,522	$19,087	$17,837	$14,303
9/20	$14,985	$18,392	$17,255	$14,172
10/20	$14,767	$17,995	$16,896	$14,234
11/20	$16,438	$20,184	$18,841	$14,564
12/20	$17,177	$21,092	$19,640	$14,817
1/21	$16,951	$20,998	$19,522	$14,616
2/21	$17,563	$21,654	$20,029	$14,429
3/21	$18,078	$22,431	$20,682	$14,664
4/21	$18,934	$23,587	$21,625	$14,858
5/21	$19,011	$23,695	$21,782	$14,910
6/21	$19,346	$24,279	$22,216	$15,112
7/21	$19,681	$24,689	$22,539	$15,146
8/21	$20,209	$25,393	$23,094	$15,153
9/21	$19,288	$24,254	$22,197	$15,145
10/21	$20,415	$25,894	$23,449	$15,128
11/21	$19,971	$25,500	$23,012	$14,852
12/21	$20,815	$26,504	$23,901	$15,149
1/22	$19,632	$24,945	$22,589	$14,699
2/22	$19,190	$24,317	$22,023	$14,233
3/22	$19,513	$25,105	$22,592	$14,131
4/22	$17,921	$22,852	$20,701	$13,358
5/22	$17,875	$22,822	$20,729	$13,586
6/22	$16,579	$20,912	$19,066	$13,040
7/22	$17,954	$22,874	$20,709	$13,839
8/22	$17,201	$22,021	$19,923	$13,372
9/22	$15,740	$19,979	$18,190	$12,915
10/22	$16,963	$21,617	$19,445	$12,659
11/22	$17,927	$22,745	$20,558	$13,190
12/22	$17,030	$21,414	$19,557	$12,937
1/23	$18,168	$22,888	$20,974	$14,133
2/23	$17,736	$22,353	$20,493	$13,828
3/23	$18,002	$22,951	$20,914	$13,369
4/23	$18,335	$23,196	$21,186	$13,589
5/23	$18,089	$23,286	$21,132	$13,398
6/23	$19,107	$24,876	$22,404	$13,532
7/23	$19,740	$25,768	$23,150	$13,720
8/23	$19,367	$25,270	$22,676	$13,556
9/23	$18,468	$24,067	$21,704	$13,373
10/23	$17,982	$23,429	$21,084	$12,935
11/23	$19,547	$25,613	$23,006	$13,873
12/23	$20,554	$26,972	$24,168	$14,257
1/24	$20,734	$27,271	$24,464	$14,655
2/24	$21,732	$28,747	$25,588	$14,772
3/24	$22,415	$29,674	$26,354	$14,901
4/24	$21,551	$28,369	$25,290	$14,509
5/24	$22,475	$29,709	$26,388	$14,764
6/24	$22,984	$30,629	$27,020	$14,882
7/24	$23,332	$31,198	$27,510	$14,930
8/24	$23,881	$31,877	$28,156	$15,350
9/24	$24,196	$32,537	$28,718	$15,736
10/24	$23,867	$32,298	$28,362	$15,565

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class A	32.73%	11.16%	9.67%
Class A with 5.25% Maximum Sales Charge	25.75%	9.97%	9.08%
Russell 3000® Index	37.86%	14.59%	12.43%
ICE BofA Fixed Rate Preferred Securities Index	20.33%	2.61%	4.52%
Blended IndexFootnote Reference1	34.52%	12.59%	10.98%
Footnote	Description
Footnote[1]	Index consists of 80% Russell 3000® Index, 10% MSCI EAFE Index and 10% ICE BofA Fixed Rate Preferred Securities Index, rebalanced monthly.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$767,548,407
# of Portfolio Holdings	61
Portfolio Turnover RateFootnote Reference1	4%
Total Advisory Fees Paid	$4,710,330
Footnote	Description
Footnote[1]	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund.

What did the Fund invest in?

The following table reflects what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
Short-Term Investments	0.1%
Preferred Stocks	0.2%
Debt ObligationsFootnote Reference*	3.0%
Tax-Managed International Equity Portfolio	5.1%
Tax-Managed Small-Cap Portfolio	9.4%
Tax-Managed Multi-Cap Growth Portfolio	16.1%
Tax-Managed Value Portfolio	26.8%
Tax-Managed Growth Portfolio	39.3%
Footnote	Description
Footnote*	Debt obligations are hybrid instruments, as determined by the investment adviser. These instruments have characteristics of both equity and debt.

Material Fund Changes

This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by March 1, 2025 at www.eatonvance.com/open-end-mutual-fund-documents.php or upon request by contacting us at 1-800-262-1122.

Effective November 19, 2024, following the liquidation of the Tax-Managed International Equity Portfolio, the Fund may invest in the Eaton Vance Global Equity Income Fund.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

EAEAX-TSR-AR

Eaton Vance Tax-Managed Equity Asset Allocation Fund

Class C ECEAX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Tax-Managed Equity Asset Allocation Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$225	1.94%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and Tax-Managed Growth Portfolio, Tax-Managed Value Portfolio, Tax-Managed International Equity Portfolio, Tax-Managed Multi-Cap Growth Portfolio and Tax-Managed Small-Cap Portfolio, the Portfolios in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Russell 3000® Index (the Index):

↓ Fund allocations to Tax-Managed International Equity Portfolio, Tax-Managed Small-Cap Portfolio, and Tax-Managed Value Portfolio detracted from Index-relative returns during the period

↓ Fund allocations to direct investments in preferred stocks and other hybrid securities detracted from Index-relative returns during the period

↑ In contrast, the Fund’s allocation to Tax-Managed Growth Portfolio outperformed the Index and contributed to performance relative to the Index during the period

● Fund management made no significant changes to the Fund’s allocation mix during the period

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class C	Russell 3000® Index	Blended Index	ICE BofA Fixed Rate Preferred Securities Index
10/14	$10,000	$10,000	$10,000	$10,000
11/14	$10,124	$10,242	$10,220	$10,127
12/14	$10,086	$10,242	$10,183	$10,109
1/15	$9,849	$9,957	$9,982	$10,315
2/15	$10,386	$10,534	$10,511	$10,384
3/15	$10,311	$10,427	$10,416	$10,451
4/15	$10,311	$10,474	$10,496	$10,447
5/15	$10,454	$10,619	$10,606	$10,447
6/15	$10,298	$10,441	$10,423	$10,332
7/15	$10,448	$10,616	$10,601	$10,500
8/15	$9,880	$9,975	$10,012	$10,508
9/15	$9,618	$9,684	$9,728	$10,511
10/15	$10,255	$10,449	$10,441	$10,750
11/15	$10,317	$10,507	$10,477	$10,814
12/15	$10,115	$10,291	$10,297	$10,875
1/16	$9,580	$9,711	$9,757	$10,872
2/16	$9,448	$9,707	$9,735	$10,852
3/16	$10,016	$10,391	$10,364	$11,049
4/16	$10,089	$10,455	$10,455	$11,147
5/16	$10,241	$10,642	$10,609	$11,300
6/16	$10,188	$10,664	$10,603	$11,429
7/16	$10,512	$11,087	$11,010	$11,603
8/16	$10,538	$11,116	$11,038	$11,659
9/16	$10,485	$11,133	$11,057	$11,567
10/16	$10,287	$10,892	$10,839	$11,527
11/16	$10,591	$11,380	$11,166	$11,100
12/16	$10,806	$11,602	$11,381	$11,127
1/17	$10,979	$11,820	$11,615	$11,423
2/17	$11,304	$12,260	$11,999	$11,631
3/17	$11,304	$12,268	$12,046	$11,706
4/17	$11,417	$12,398	$12,196	$11,871
5/17	$11,529	$12,525	$12,351	$11,975
6/17	$11,642	$12,638	$12,451	$12,098
7/17	$11,808	$12,876	$12,682	$12,165
8/17	$11,782	$12,901	$12,706	$12,216
9/17	$12,067	$13,216	$12,989	$12,252
10/17	$12,293	$13,504	$13,239	$12,285
11/17	$12,625	$13,914	$13,576	$12,295
12/17	$12,775	$14,053	$13,707	$12,305
1/18	$13,401	$14,794	$14,328	$12,072
2/18	$12,952	$14,249	$13,850	$12,148
3/18	$12,713	$13,963	$13,606	$12,182
4/18	$12,809	$14,016	$13,670	$12,106
5/18	$13,108	$14,412	$13,959	$12,200
6/18	$13,136	$14,506	$14,027	$12,310
7/18	$13,510	$14,987	$14,439	$12,348
8/18	$13,871	$15,514	$14,829	$12,452
9/18	$13,871	$15,539	$14,847	$12,333
10/18	$12,890	$14,395	$13,830	$12,133
11/18	$13,020	$14,683	$14,021	$11,879
12/18	$11,945	$13,317	$12,896	$11,770
1/19	$12,884	$14,460	$13,940	$12,438
2/19	$13,319	$14,968	$14,391	$12,653
3/19	$13,478	$15,187	$14,585	$12,795
4/19	$14,010	$15,793	$15,108	$12,937
5/19	$13,174	$14,771	$14,261	$13,001
6/19	$13,961	$15,809	$15,166	$13,181
7/19	$14,168	$16,044	$15,352	$13,397
8/19	$13,906	$15,717	$15,073	$13,494
9/19	$14,086	$15,993	$15,338	$13,583
10/19	$14,293	$16,337	$15,669	$13,683
11/19	$14,769	$16,958	$16,158	$13,646
12/19	$15,108	$17,447	$16,609	$13,854
1/20	$15,031	$17,428	$16,573	$13,969
2/20	$13,821	$16,002	$15,294	$13,596
3/20	$11,807	$13,801	$13,299	$12,632
4/20	$13,219	$15,629	$14,877	$13,428
5/20	$13,912	$16,465	$15,594	$13,563
6/20	$14,101	$16,841	$15,926	$13,510
7/20	$14,751	$17,797	$16,754	$14,082
8/20	$15,682	$19,087	$17,837	$14,303
9/20	$15,136	$18,392	$17,255	$14,172
10/20	$14,905	$17,995	$16,896	$14,234
11/20	$16,577	$20,184	$18,841	$14,564
12/20	$17,311	$21,092	$19,640	$14,817
1/21	$17,073	$20,998	$19,522	$14,616
2/21	$17,682	$21,654	$20,029	$14,429
3/21	$18,193	$22,431	$20,682	$14,664
4/21	$19,039	$23,587	$21,625	$14,858
5/21	$19,102	$23,695	$21,782	$14,910
6/21	$19,424	$24,279	$22,216	$15,112
7/21	$19,753	$24,689	$22,539	$15,146
8/21	$20,270	$25,393	$23,094	$15,153
9/21	$19,333	$24,254	$22,197	$15,145
10/21	$20,445	$25,894	$23,449	$15,128
11/21	$19,991	$25,500	$23,012	$14,852
12/21	$20,825	$26,504	$23,901	$15,149
1/22	$19,630	$24,945	$22,589	$14,699
2/22	$19,172	$24,317	$22,023	$14,233
3/22	$19,487	$25,105	$22,592	$14,131
4/22	$17,885	$22,852	$20,701	$13,358
5/22	$17,827	$22,822	$20,729	$13,586
6/22	$16,525	$20,912	$19,066	$13,040
7/22	$17,885	$22,874	$20,709	$13,839
8/22	$17,119	$22,021	$19,923	$13,372
9/22	$15,660	$19,979	$18,190	$12,915
10/22	$16,862	$21,617	$19,445	$12,659
11/22	$17,813	$22,745	$20,558	$13,190
12/22	$16,910	$21,414	$19,557	$12,937
1/23	$18,029	$22,888	$20,974	$14,133
2/23	$17,584	$22,353	$20,493	$13,828
3/23	$17,843	$22,951	$20,914	$13,369
4/23	$18,158	$23,196	$21,186	$13,589
5/23	$17,907	$23,286	$21,132	$13,398
6/23	$18,904	$24,876	$22,404	$13,532
7/23	$19,513	$25,768	$23,150	$13,720
8/23	$19,133	$25,270	$22,676	$13,556
9/23	$18,237	$24,067	$21,704	$13,373
10/23	$17,742	$23,429	$21,084	$12,935
11/23	$19,277	$25,613	$23,006	$13,873
12/23	$20,259	$26,972	$24,168	$14,257
1/24	$20,424	$27,271	$24,464	$14,655
2/24	$21,392	$28,747	$25,588	$14,772
3/24	$22,045	$29,674	$26,354	$14,901
4/24	$21,184	$28,369	$25,290	$14,509
5/24	$22,081	$29,709	$26,388	$14,764
6/24	$22,568	$30,629	$27,020	$14,882
7/24	$22,891	$31,198	$27,510	$14,930
8/24	$23,415	$31,877	$28,156	$15,350
9/24	$23,716	$32,537	$28,718	$15,736
10/24	$23,725	$32,298	$28,362	$15,565

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class C, with conversion to Class A after 8 years	31.73%	10.32%	9.02%
Class C, with 1% Maximum Deferred Sales Charge and conversion to Class A after 8 years	30.73%	10.32%	9.02%
Russell 3000® Index	37.86%	14.59%	12.43%
ICE BofA Fixed Rate Preferred Securities Index	20.33%	2.61%	4.52%
Blended IndexFootnote Reference1	34.52%	12.59%	10.98%
Footnote	Description
Footnote[1]	Index consists of 80% Russell 3000® Index, 10% MSCI EAFE Index and 10% ICE BofA Fixed Rate Preferred Securities Index, rebalanced monthly.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$767,548,407
# of Portfolio Holdings	61
Portfolio Turnover RateFootnote Reference1	4%
Total Advisory Fees Paid	$4,710,330
Footnote	Description
Footnote[1]	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund.

What did the Fund invest in?

The following table reflects what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
Short-Term Investments	0.1%
Preferred Stocks	0.2%
Debt ObligationsFootnote Reference*	3.0%
Tax-Managed International Equity Portfolio	5.1%
Tax-Managed Small-Cap Portfolio	9.4%
Tax-Managed Multi-Cap Growth Portfolio	16.1%
Tax-Managed Value Portfolio	26.8%
Tax-Managed Growth Portfolio	39.3%
Footnote	Description
Footnote*	Debt obligations are hybrid instruments, as determined by the investment adviser. These instruments have characteristics of both equity and debt.

Material Fund Changes

This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by March 1, 2025 at www.eatonvance.com/open-end-mutual-fund-documents.php or upon request by contacting us at 1-800-262-1122.

Effective November 19, 2024, following the liquidation of the Tax-Managed International Equity Portfolio, the Fund may invest in the Eaton Vance Global Equity Income Fund.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

ECEAX-TSR-AR

Eaton Vance Tax-Managed Equity Asset Allocation Fund

Class I EIEAX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Tax-Managed Equity Asset Allocation Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$110	0.94%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and Tax-Managed Growth Portfolio, Tax-Managed Value Portfolio, Tax-Managed International Equity Portfolio, Tax-Managed Multi-Cap Growth Portfolio and Tax-Managed Small-Cap Portfolio, the Portfolios in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Russell 3000® Index (the Index):

↓ Fund allocations to Tax-Managed International Equity Portfolio, Tax-Managed Small-Cap Portfolio, and Tax-Managed Value Portfolio detracted from Index-relative returns during the period

↓ Fund allocations to direct investments in preferred stocks and other hybrid securities detracted from Index-relative returns during the period

↑ In contrast, the Fund’s allocation to Tax-Managed Growth Portfolio outperformed the Index and contributed to performance relative to the Index during the period

● Fund management made no significant changes to the Fund’s allocation mix during the period

Fund Performance

Comparison of the change in value of a $1,000,000 investment for the period indicated.

	Class I	Russell 3000® Index	Blended Index	ICE BofA Fixed Rate Preferred Securities Index
10/14	$1,000,000	$1,000,000	$1,000,000	$1,000,000
11/14	$1,012,736	$1,024,234	$1,022,013	$1,012,654
12/14	$1,010,018	$1,024,222	$1,018,286	$1,010,904
1/15	$986,590	$995,717	$998,182	$1,031,456
2/15	$1,041,068	$1,053,370	$1,051,055	$1,038,375
3/15	$1,034,044	$1,042,661	$1,041,589	$1,045,078
4/15	$1,034,626	$1,047,377	$1,049,577	$1,044,741
5/15	$1,049,856	$1,061,864	$1,060,649	$1,044,692
6/15	$1,034,631	$1,044,098	$1,042,285	$1,033,238
7/15	$1,050,447	$1,061,561	$1,060,084	$1,049,978
8/15	$994,197	$997,475	$1,001,166	$1,050,751
9/15	$967,841	$968,409	$972,776	$1,051,090
10/15	$1,032,291	$1,044,899	$1,044,058	$1,074,972
11/15	$1,039,913	$1,050,692	$1,047,686	$1,081,372
12/15	$1,020,784	$1,029,126	$1,029,663	$1,087,488
1/16	$967,090	$971,057	$975,708	$1,087,168
2/16	$954,606	$970,744	$973,495	$1,085,232
3/16	$1,012,666	$1,039,091	$1,036,426	$1,104,899
4/16	$1,020,778	$1,045,530	$1,045,481	$1,114,670
5/16	$1,037,009	$1,064,235	$1,060,928	$1,129,956
6/16	$1,032,644	$1,066,424	$1,060,323	$1,142,853
7/16	$1,066,349	$1,108,747	$1,100,979	$1,160,284
8/16	$1,070,095	$1,111,575	$1,103,841	$1,165,940
9/16	$1,065,723	$1,113,322	$1,105,714	$1,156,742
10/16	$1,046,364	$1,089,235	$1,083,927	$1,152,687
11/16	$1,078,207	$1,137,981	$1,116,556	$1,109,954
12/16	$1,100,363	$1,160,186	$1,138,078	$1,112,682
1/17	$1,119,340	$1,182,023	$1,161,546	$1,142,304
2/17	$1,153,506	$1,225,984	$1,199,885	$1,163,135
3/17	$1,154,779	$1,226,818	$1,204,612	$1,170,608
4/17	$1,166,812	$1,239,822	$1,219,592	$1,187,131
5/17	$1,179,469	$1,252,511	$1,235,121	$1,197,522
6/17	$1,192,122	$1,263,814	$1,245,084	$1,209,778
7/17	$1,210,482	$1,287,643	$1,268,150	$1,216,521
8/17	$1,208,586	$1,290,124	$1,270,591	$1,221,645
9/17	$1,238,958	$1,321,587	$1,298,907	$1,225,152
10/17	$1,263,648	$1,350,427	$1,323,909	$1,228,486
11/17	$1,297,815	$1,391,433	$1,357,570	$1,229,529
12/17	$1,314,712	$1,405,340	$1,370,707	$1,230,454
1/18	$1,380,114	$1,479,417	$1,432,798	$1,207,250
2/18	$1,335,626	$1,424,886	$1,384,979	$1,214,819
3/18	$1,312,090	$1,396,283	$1,360,624	$1,218,179
4/18	$1,322,544	$1,401,590	$1,367,016	$1,210,553
5/18	$1,354,594	$1,441,157	$1,395,884	$1,220,011
6/18	$1,358,523	$1,450,582	$1,402,736	$1,230,969
7/18	$1,398,411	$1,498,721	$1,443,863	$1,234,773
8/18	$1,437,011	$1,551,352	$1,482,861	$1,245,229
9/18	$1,438,331	$1,553,920	$1,484,692	$1,233,303
10/18	$1,337,596	$1,439,501	$1,383,014	$1,213,335
11/18	$1,352,647	$1,468,332	$1,402,099	$1,187,891
12/18	$1,241,748	$1,331,675	$1,289,615	$1,177,020
1/19	$1,340,268	$1,445,979	$1,393,961	$1,243,793
2/19	$1,387,177	$1,496,832	$1,439,150	$1,265,346
3/19	$1,404,595	$1,518,689	$1,458,475	$1,279,476
4/19	$1,460,889	$1,579,333	$1,510,786	$1,293,670
5/19	$1,375,125	$1,477,131	$1,426,068	$1,300,099
6/19	$1,458,894	$1,580,880	$1,516,629	$1,318,060
7/19	$1,481,686	$1,604,380	$1,535,230	$1,339,711
8/19	$1,455,538	$1,571,674	$1,507,327	$1,349,405
9/19	$1,474,987	$1,599,258	$1,533,803	$1,358,293
10/19	$1,498,446	$1,633,685	$1,566,854	$1,368,262
11/19	$1,550,057	$1,695,785	$1,615,849	$1,364,611
12/19	$1,586,216	$1,744,748	$1,660,891	$1,385,438
1/20	$1,579,386	$1,742,843	$1,657,348	$1,396,924
2/20	$1,453,488	$1,600,150	$1,529,381	$1,359,577
3/20	$1,242,719	$1,380,101	$1,329,870	$1,263,173
4/20	$1,392,582	$1,562,882	$1,487,747	$1,342,799
5/20	$1,467,171	$1,646,463	$1,559,371	$1,356,298
6/20	$1,488,392	$1,684,104	$1,592,593	$1,351,009
7/20	$1,558,192	$1,779,733	$1,675,397	$1,408,234
8/20	$1,658,086	$1,908,665	$1,783,738	$1,430,337
9/20	$1,601,282	$1,839,168	$1,725,511	$1,417,229
10/20	$1,578,014	$1,799,473	$1,689,582	$1,423,425
11/20	$1,757,297	$2,018,385	$1,884,121	$1,456,401
12/20	$1,836,132	$2,109,188	$1,963,962	$1,481,678
1/21	$1,812,693	$2,099,806	$1,952,218	$1,461,589
2/21	$1,878,233	$2,165,440	$2,002,913	$1,442,868
3/21	$1,934,093	$2,243,056	$2,068,214	$1,466,378
4/21	$2,025,812	$2,358,684	$2,162,463	$1,485,758
5/21	$2,034,068	$2,369,451	$2,178,173	$1,490,989
6/21	$2,070,637	$2,427,879	$2,221,641	$1,511,184
7/21	$2,107,186	$2,468,936	$2,253,870	$1,514,585
8/21	$2,163,746	$2,539,345	$2,309,371	$1,515,291
9/21	$2,066,491	$2,425,410	$2,219,652	$1,514,483
10/21	$2,186,508	$2,589,427	$2,344,945	$1,512,783
11/21	$2,140,294	$2,550,012	$2,301,207	$1,485,245
12/21	$2,230,494	$2,650,429	$2,390,079	$1,514,897
1/22	$2,104,173	$2,494,488	$2,258,929	$1,469,880
2/22	$2,057,334	$2,431,653	$2,202,252	$1,423,277
3/22	$2,092,818	$2,510,527	$2,259,237	$1,413,086
4/22	$1,921,787	$2,285,227	$2,070,059	$1,335,765
5/22	$1,917,529	$2,282,163	$2,072,929	$1,358,593
6/22	$1,779,144	$2,091,240	$1,906,625	$1,303,965
7/22	$1,926,755	$2,287,436	$2,070,921	$1,383,947
8/22	$1,846,562	$2,202,070	$1,992,261	$1,337,195
9/22	$1,690,435	$1,997,874	$1,819,030	$1,291,548
10/22	$1,821,724	$2,161,712	$1,944,536	$1,265,896
11/22	$1,925,336	$2,274,545	$2,055,790	$1,318,972
12/22	$1,829,660	$2,141,363	$1,955,713	$1,293,673
1/23	$1,953,024	$2,288,844	$2,097,397	$1,413,346
2/23	$1,906,404	$2,235,348	$2,049,272	$1,382,813
3/23	$1,935,810	$2,295,119	$2,091,379	$1,336,868
4/23	$1,970,955	$2,319,572	$2,118,563	$1,358,944
5/23	$1,945,852	$2,328,597	$2,113,205	$1,339,784
6/23	$2,055,588	$2,487,606	$2,240,380	$1,353,205
7/23	$2,124,442	$2,576,779	$2,314,994	$1,372,034
8/23	$2,084,277	$2,527,037	$2,267,600	$1,355,591
9/23	$1,988,168	$2,406,664	$2,170,376	$1,337,262
10/23	$1,935,810	$2,342,866	$2,108,445	$1,293,482
11/23	$2,105,077	$2,561,335	$2,300,598	$1,387,319
12/23	$2,214,313	$2,697,193	$2,416,812	$1,425,724
1/24	$2,233,825	$2,727,085	$2,446,366	$1,465,459
2/24	$2,342,228	$2,874,703	$2,558,750	$1,477,245
3/24	$2,415,220	$2,967,434	$2,635,423	$1,490,095
4/24	$2,322,716	$2,836,862	$2,528,965	$1,450,869
5/24	$2,423,169	$2,970,895	$2,638,796	$1,476,372
6/24	$2,478,816	$3,062,866	$2,702,006	$1,488,222
7/24	$2,516,396	$3,119,802	$2,750,978	$1,492,978
8/24	$2,576,379	$3,187,716	$2,815,572	$1,534,989
9/24	$2,611,068	$3,253,656	$2,871,841	$1,573,556
10/24	$2,576,191	$3,229,763	$2,836,231	$1,556,458

Average Annual Total Returns (%)Footnote Reference1

Fund	1 Year	5 Years	10 Years
Class I	33.09%	11.44%	9.92%
Russell 3000® Index	37.86%	14.59%	12.43%
ICE BofA Fixed Rate Preferred Securities Index	20.33%	2.61%	4.52%
Blended IndexFootnote Reference2	34.52%	12.59%	10.98%
Footnote	Description
Footnote[1]	Class I performance prior to 9/11/15 is linked to Class A. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the Financial Highlights included in the financial statements is not linked.
Footnote[2]	Index consists of 80% Russell 3000® Index, 10% MSCI EAFE Index and 10% ICE BofA Fixed Rate Preferred Securities Index, rebalanced monthly.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$767,548,407
# of Portfolio Holdings	61
Portfolio Turnover RateFootnote Reference1	4%
Total Advisory Fees Paid	$4,710,330
Footnote	Description
Footnote[1]	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund.

What did the Fund invest in?

The following table reflects what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
Short-Term Investments	0.1%
Preferred Stocks	0.2%
Debt ObligationsFootnote Reference*	3.0%
Tax-Managed International Equity Portfolio	5.1%
Tax-Managed Small-Cap Portfolio	9.4%
Tax-Managed Multi-Cap Growth Portfolio	16.1%
Tax-Managed Value Portfolio	26.8%
Tax-Managed Growth Portfolio	39.3%
Footnote	Description
Footnote*	Debt obligations are hybrid instruments, as determined by the investment adviser. These instruments have characteristics of both equity and debt.

Material Fund Changes

This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by March 1, 2025 at www.eatonvance.com/open-end-mutual-fund-documents.php or upon request by contacting us at 1-800-262-1122.

Effective November 19, 2024, following the liquidation of the Tax-Managed International Equity Portfolio, the Fund may invest in the Eaton Vance Global Equity Income Fund.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

EIEAX-TSR-AR

Eaton Vance Tax-Managed Value Fund

Class A EATVX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Tax-Managed Value Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$54	0.47%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and Tax-Managed Value Portfolio, the Portfolio in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Russell 1000® Value Index (the Index):

↑ An overweight position in Zebra Technologies Corp., a mobile computer technology company, aided returns as demand rose for its scanning and tracking devices

↑ An overweight position in Westinghouse Air Brake Technologies Corp., a supplier to railroads worldwide, increased in value as profit margins improved

↑ An overweight position in PNC Financial Services Group helped returns as its stock price rose on higher-than-anticipated fee income and robust interest income

↑ Among sectors, stock selections in the information technology, health care, and consumer discretionary sectors contributed to performance relative to the Index

↓ An overweight position in beer, wine, and spirits maker Constellation Brands Inc. hurt returns as beer sales were mixed and its wine business underperformed

↓ An overweight position in pharmaceutical firm Merck & Co. Inc. performed weakly on concerns about its new drug pipeline and slowing sales of existing products

↓ An overweight position in energy developer and oil producer ConocoPhillips fell in value as global energy demand and oil prices weakened during the period

↓ Among sectors, stock selections in the energy, consumer staples, and real estate sectors detracted from performance relative to the Index during the period

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class A with Maximum Sales Charge	Russell 3000® Index	Russell 1000® Value Index
10/14	$10,000	$10,000	$10,000
11/14	$9,543	$10,242	$10,205
12/14	$9,622	$10,242	$10,267
1/15	$9,373	$9,957	$9,857
2/15	$9,762	$10,534	$10,334
3/15	$9,655	$10,427	$10,193
4/15	$9,671	$10,474	$10,289
5/15	$9,800	$10,619	$10,412
6/15	$9,580	$10,441	$10,204
7/15	$9,700	$10,616	$10,249
8/15	$9,129	$9,975	$9,639
9/15	$8,909	$9,684	$9,348
10/15	$9,564	$10,449	$10,053
11/15	$9,609	$10,507	$10,091
12/15	$9,479	$10,291	$9,874
1/16	$9,007	$9,711	$9,364
2/16	$8,849	$9,707	$9,362
3/16	$9,385	$10,391	$10,036
4/16	$9,480	$10,455	$10,247
5/16	$9,583	$10,642	$10,406
6/16	$9,624	$10,664	$10,496
7/16	$9,786	$11,087	$10,801
8/16	$9,804	$11,116	$10,884
9/16	$9,709	$11,133	$10,861
10/16	$9,547	$10,892	$10,693
11/16	$9,979	$11,380	$11,304
12/16	$10,335	$11,602	$11,587
1/17	$10,395	$11,820	$11,669
2/17	$10,709	$12,260	$12,089
3/17	$10,563	$12,268	$11,965
4/17	$10,627	$12,398	$11,943
5/17	$10,645	$12,525	$11,931
6/17	$10,845	$12,638	$12,126
7/17	$10,946	$12,876	$12,287
8/17	$10,886	$12,901	$12,144
9/17	$11,242	$13,216	$12,504
10/17	$11,492	$13,504	$12,595
11/17	$11,925	$13,914	$12,980
12/17	$12,160	$14,053	$13,170
1/18	$12,684	$14,794	$13,679
2/18	$12,124	$14,249	$13,026
3/18	$11,926	$13,963	$12,797
4/18	$12,078	$14,016	$12,839
5/18	$12,216	$14,412	$12,915
6/18	$12,243	$14,506	$12,947
7/18	$12,804	$14,987	$13,460
8/18	$13,039	$15,514	$13,659
9/18	$13,126	$15,539	$13,686
10/18	$12,413	$14,395	$12,977
11/18	$12,611	$14,683	$13,364
12/18	$11,436	$13,317	$12,081
1/19	$12,215	$14,460	$13,021
2/19	$12,672	$14,968	$13,438
3/19	$12,896	$15,187	$13,523
4/19	$13,339	$15,793	$14,003
5/19	$12,551	$14,771	$13,102
6/19	$13,363	$15,809	$14,043
7/19	$13,554	$16,044	$14,159
8/19	$13,376	$15,717	$13,743
9/19	$13,717	$15,993	$14,233
10/19	$13,946	$16,337	$14,432
11/19	$14,426	$16,958	$14,878
12/19	$14,835	$17,447	$15,288
1/20	$14,594	$17,428	$14,959
2/20	$13,150	$16,002	$13,510
3/20	$10,984	$13,801	$11,201
4/20	$12,197	$15,629	$12,461
5/20	$12,745	$16,465	$12,888
6/20	$12,669	$16,841	$12,802
7/20	$13,099	$17,797	$13,308
8/20	$13,769	$19,087	$13,858
9/20	$13,415	$18,392	$13,518
10/20	$13,297	$17,995	$13,340
11/20	$14,902	$20,184	$15,135
12/20	$15,485	$21,092	$15,715
1/21	$15,274	$20,998	$15,571
2/21	$16,082	$21,654	$16,512
3/21	$16,852	$22,431	$17,484
4/21	$17,589	$23,587	$18,183
5/21	$17,804	$23,695	$18,607
6/21	$17,747	$24,279	$18,394
7/21	$18,024	$24,689	$18,541
8/21	$18,545	$25,393	$18,909
9/21	$17,818	$24,254	$18,251
10/21	$19,019	$25,894	$19,178
11/21	$18,497	$25,500	$18,502
12/21	$19,503	$26,504	$19,669
1/22	$18,932	$24,945	$19,211
2/22	$18,572	$24,317	$18,988
3/22	$18,797	$25,105	$19,524
4/22	$17,571	$22,852	$18,423
5/22	$18,017	$22,822	$18,781
6/22	$16,666	$20,912	$17,140
7/22	$17,751	$22,874	$18,276
8/22	$16,986	$22,021	$17,732
9/22	$15,680	$19,979	$16,177
10/22	$17,316	$21,617	$17,836
11/22	$18,397	$22,745	$18,950
12/22	$17,595	$21,414	$18,186
1/23	$18,429	$22,888	$19,129
2/23	$17,774	$22,353	$18,454
3/23	$17,539	$22,951	$18,369
4/23	$17,953	$23,196	$18,646
5/23	$17,181	$23,286	$17,927
6/23	$18,091	$24,876	$19,118
7/23	$18,792	$25,768	$19,790
8/23	$18,322	$25,270	$19,256
9/23	$17,534	$24,067	$18,513
10/23	$16,915	$23,429	$17,860
11/23	$18,168	$25,613	$19,207
12/23	$19,251	$26,972	$20,271
1/24	$19,192	$27,271	$20,292
2/24	$20,058	$28,747	$21,041
3/24	$21,183	$29,674	$22,092
4/24	$20,623	$28,369	$21,149
5/24	$21,336	$29,709	$21,819
6/24	$21,262	$30,629	$21,614
7/24	$21,795	$31,198	$22,719
8/24	$22,313	$31,877	$23,328
9/24	$22,651	$32,537	$23,652
10/24	$22,271	$32,298	$23,392

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class A	31.66%	9.80%	8.91%
Class A with 5.25% Maximum Sales Charge	24.76%	8.62%	8.33%
Russell 3000®IndexFootnote Reference1	37.86%	14.59%	12.43%
Russell 1000® Value Index	30.98%	10.13%	8.86%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$825,941,220
# of Portfolio Holdings (for Tax-Managed Value Portfolio)	68
Portfolio Turnover Rate (for Tax-Managed Value Portfolio)	15%
Total Advisory Fees Paid	$4,967,347

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

References to the Fund's investments are the Fund's pro rata share of the investments of Tax-Managed Value Portfolio, an affiliated investment company in which the Fund invests substantially all of its assets.

Sector Allocation (% of total investments)

Financials
21.9%
Health Care
16.2%
Industrials
15.3%
Information Technology
8.2%
Utilities
6.4%
Consumer Discretionary
6.2%
Energy
5.5%
Consumer Staples
5.3%
Real Estate
4.8%
Communication Services
4.5%
Materials
4.2%
Short-Term Investments
1.5%

Value	Value
Short-Term Investments	1.5%
Materials	4.2%
Communication Services	4.5%
Real Estate	4.8%
Consumer Staples	5.3%
Energy	5.5%
Consumer Discretionary	6.2%
Utilities	6.4%
Information Technology	8.2%
Industrials	15.3%
Health Care	16.2%
Financials	21.9%

Top Ten Holdings (% of total investments)Footnote Referencea

JPMorgan Chase & Co.	4.6%
Home Depot, Inc.	3.1%
NextEra Energy, Inc.	3.0%
Micron Technology, Inc.	2.7%
Ingersoll Rand, Inc.	2.7%
Chevron Corp.	2.6%
Sempra	2.6%
PNC Financial Services Group, Inc.	2.6%
Charles Schwab Corp.	2.6%
Thermo Fisher Scientific, Inc.	2.4%
Total	28.9%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

EATVX-TSR-AR

Eaton Vance Tax-Managed Value Fund

Class C ECTVX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Tax-Managed Value Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$219	1.90%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and Tax-Managed Value Portfolio, the Portfolio in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Russell 1000® Value Index (the Index):

↓ An overweight position in beer, wine, and spirits maker Constellation Brands Inc. hurt returns as beer sales were mixed and its wine business underperformed

↓ An overweight position in pharmaceutical firm Merck & Co. Inc. performed weakly on concerns about its new drug pipeline and slowing sales of existing products

↓ An overweight position in energy developer and oil producer ConocoPhillips fell in value as global energy demand and oil prices weakened during the period

↓ Among sectors, stock selections in the energy, consumer staples, and real estate sectors detracted from performance relative to the Index during the period

↑ An overweight position in Zebra Technologies Corp., a mobile computer technology company, aided returns as demand rose for its scanning and tracking devices

↑ An overweight position in Westinghouse Air Brake Technologies Corp., a supplier to railroads worldwide, increased in value as profit margins improved

↑ An overweight position in PNC Financial Services Group helped returns as its stock price rose on higher-than-anticipated fee income and robust interest income

↑ Among sectors, stock selections in the information technology, health care, and consumer discretionary sectors contributed to performance relative to the Index

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class C	Russell 3000® Index	Russell 1000® Value Index
10/14	$10,000	$10,000	$10,000
11/14	$10,067	$10,242	$10,205
12/14	$10,142	$10,242	$10,267
1/15	$9,875	$9,957	$9,857
2/15	$10,277	$10,534	$10,334
3/15	$10,160	$10,427	$10,193
4/15	$10,169	$10,474	$10,289
5/15	$10,295	$10,619	$10,412
6/15	$10,060	$10,441	$10,204
7/15	$10,182	$10,616	$10,249
8/15	$9,576	$9,975	$9,639
9/15	$9,341	$9,684	$9,348
10/15	$10,019	$10,449	$10,053
11/15	$10,060	$10,507	$10,091
12/15	$9,919	$10,291	$9,874
1/16	$9,415	$9,711	$9,364
2/16	$9,244	$9,707	$9,362
3/16	$9,801	$10,391	$10,036
4/16	$9,894	$10,455	$10,247
5/16	$9,992	$10,642	$10,406
6/16	$10,031	$10,664	$10,496
7/16	$10,193	$11,087	$10,801
8/16	$10,208	$11,116	$10,884
9/16	$10,100	$11,133	$10,861
10/16	$9,929	$10,892	$10,693
11/16	$10,369	$11,380	$11,304
12/16	$10,733	$11,602	$11,587
1/17	$10,787	$11,820	$11,669
2/17	$11,106	$12,260	$12,089
3/17	$10,949	$12,268	$11,965
4/17	$11,008	$12,398	$11,943
5/17	$11,023	$12,525	$11,931
6/17	$11,219	$12,638	$12,126
7/17	$11,318	$12,876	$12,287
8/17	$11,249	$12,901	$12,144
9/17	$11,608	$13,216	$12,504
10/17	$11,863	$13,504	$12,595
11/17	$12,300	$13,914	$12,980
12/17	$12,532	$14,053	$13,170
1/18	$13,064	$14,794	$13,679
2/18	$12,478	$14,249	$13,026
3/18	$12,266	$13,963	$12,797
4/18	$12,414	$14,016	$12,839
5/18	$12,552	$14,412	$12,915
6/18	$12,571	$14,506	$12,947
7/18	$13,138	$14,987	$13,460
8/18	$13,374	$15,514	$13,659
9/18	$13,448	$15,539	$13,686
10/18	$12,714	$14,395	$12,977
11/18	$12,906	$14,683	$13,364
12/18	$11,697	$13,317	$12,081
1/19	$12,485	$14,460	$13,021
2/19	$12,947	$14,968	$13,438
3/19	$13,165	$15,187	$13,523
4/19	$13,611	$15,793	$14,003
5/19	$12,798	$14,771	$13,102
6/19	$13,616	$15,809	$14,043
7/19	$13,805	$16,044	$14,159
8/19	$13,611	$15,717	$13,743
9/19	$13,948	$15,993	$14,233
10/19	$14,177	$16,337	$14,432
11/19	$14,658	$16,958	$14,878
12/19	$15,062	$17,447	$15,288
1/20	$14,809	$17,428	$14,959
2/20	$13,334	$16,002	$13,510
3/20	$11,130	$13,801	$11,201
4/20	$12,351	$15,629	$12,461
5/20	$12,892	$16,465	$12,888
6/20	$12,813	$16,841	$12,802
7/20	$13,235	$17,797	$13,308
8/20	$13,905	$19,087	$13,858
9/20	$13,543	$18,392	$13,518
10/20	$13,414	$17,995	$13,340
11/20	$15,023	$20,184	$15,135
12/20	$15,603	$21,092	$15,715
1/21	$15,378	$20,998	$15,571
2/21	$16,181	$21,654	$16,512
3/21	$16,949	$22,431	$17,484
4/21	$17,678	$23,587	$18,183
5/21	$17,882	$23,695	$18,607
6/21	$17,812	$24,279	$18,394
7/21	$18,082	$24,689	$18,541
8/21	$18,595	$25,393	$18,909
9/21	$17,852	$24,254	$18,251
10/21	$19,039	$25,894	$19,178
11/21	$18,511	$25,500	$18,502
12/21	$19,499	$26,504	$19,669
1/22	$18,918	$24,945	$19,211
2/22	$18,549	$24,317	$18,988
3/22	$18,762	$25,105	$19,524
4/22	$17,531	$22,852	$18,423
5/22	$17,957	$22,822	$18,781
6/22	$16,602	$20,912	$17,140
7/22	$17,677	$22,874	$18,276
8/22	$16,903	$22,021	$17,732
9/22	$15,589	$19,979	$16,177
10/22	$17,209	$21,617	$17,836
11/22	$18,274	$22,745	$18,950
12/22	$17,465	$21,414	$18,186
1/23	$18,276	$22,888	$19,129
2/23	$17,618	$22,353	$18,454
3/23	$17,375	$22,951	$18,369
4/23	$17,776	$23,196	$18,646
5/23	$17,001	$23,286	$17,927
6/23	$17,892	$24,876	$19,118
7/23	$18,566	$25,768	$19,790
8/23	$18,092	$25,270	$19,256
9/23	$17,307	$24,067	$18,513
10/23	$16,684	$23,429	$17,860
11/23	$17,907	$25,613	$19,207
12/23	$18,963	$26,972	$20,271
1/24	$18,892	$27,271	$20,292
2/24	$19,736	$28,747	$21,041
3/24	$20,824	$29,674	$22,092
4/24	$20,261	$28,369	$21,149
5/24	$20,954	$29,709	$21,819
6/24	$20,867	$30,629	$21,614
7/24	$21,376	$31,198	$22,719
8/24	$21,873	$31,877	$23,328
9/24	$22,187	$32,537	$23,652
10/24	$22,133	$32,298	$23,392

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class C, with conversion to Class A after 8 years	30.68%	8.98%	8.26%
Class C, with 1% Maximum Deferred Sales Charge and conversion to Class A after 8 years	29.68%	8.98%	8.26%
Russell 3000®IndexFootnote Reference1	37.86%	14.59%	12.43%
Russell 1000® Value Index	30.98%	10.13%	8.86%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$825,941,220
# of Portfolio Holdings (for Tax-Managed Value Portfolio)	68
Portfolio Turnover Rate (for Tax-Managed Value Portfolio)	15%
Total Advisory Fees Paid	$4,967,347

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

References to the Fund's investments are the Fund's pro rata share of the investments of Tax-Managed Value Portfolio, an affiliated investment company in which the Fund invests substantially all of its assets.

Sector Allocation (% of total investments)

Value	Value
Short-Term Investments	1.5%
Materials	4.2%
Communication Services	4.5%
Real Estate	4.8%
Consumer Staples	5.3%
Energy	5.5%
Consumer Discretionary	6.2%
Utilities	6.4%
Information Technology	8.2%
Industrials	15.3%
Health Care	16.2%
Financials	21.9%

Top Ten Holdings (% of total investments)Footnote Referencea

JPMorgan Chase & Co.	4.6%
Home Depot, Inc.	3.1%
NextEra Energy, Inc.	3.0%
Micron Technology, Inc.	2.7%
Ingersoll Rand, Inc.	2.7%
Chevron Corp.	2.6%
Sempra	2.6%
PNC Financial Services Group, Inc.	2.6%
Charles Schwab Corp.	2.6%
Thermo Fisher Scientific, Inc.	2.4%
Total	28.9%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

ECTVX-TSR-AR

Eaton Vance Tax-Managed Value Fund

Class I EITVX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Tax-Managed Value Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$104	0.90%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and Tax-Managed Value Portfolio, the Portfolio in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Russell 1000® Value Index (the Index):

↑ An overweight position in Zebra Technologies Corp., a mobile computer technology company, aided returns as demand rose for its scanning and tracking devices

↑ An overweight position in Westinghouse Air Brake Technologies Corp., a supplier to railroads worldwide, increased in value as profit margins improved

↑ An overweight position in PNC Financial Services Group helped returns as its stock price rose on higher-than-anticipated fee income and robust interest income

↑ Among sectors, stock selections in the information technology, health care, and consumer discretionary sectors contributed to performance relative to the Index

↓ An overweight position in beer, wine, and spirits maker Constellation Brands Inc. hurt returns as beer sales were mixed and its wine business underperformed

↓ An overweight position in pharmaceutical firm Merck & Co. Inc. performed weakly on concerns about its new drug pipeline and slowing sales of existing products

↓ An overweight position in energy developer and oil producer ConocoPhillips fell in value as global energy demand and oil prices weakened during the period

↓ Among sectors, stock selections in the energy, consumer staples, and real estate sectors detracted from performance relative to the Index during the period

Fund Performance

Comparison of the change in value of a $1,000,000 investment for the period indicated.

	Class I	Russell 3000® Index	Russell 1000® Value Index
10/14	$1,000,000	$1,000,000	$1,000,000
11/14	$1,007,624	$1,024,234	$1,020,475
12/14	$1,016,068	$1,024,222	$1,026,735
1/15	$990,161	$995,717	$985,693
2/15	$1,030,558	$1,053,370	$1,033,390
3/15	$1,019,581	$1,042,661	$1,019,323
4/15	$1,021,768	$1,047,377	$1,028,853
5/15	$1,035,385	$1,061,864	$1,041,217
6/15	$1,012,118	$1,044,098	$1,020,427
7/15	$1,025,292	$1,061,561	$1,024,901
8/15	$965,146	$997,475	$963,862
9/15	$942,314	$968,409	$934,763
10/15	$1,011,686	$1,044,899	$1,005,293
11/15	$1,016,082	$1,050,692	$1,009,141
12/15	$1,002,816	$1,029,126	$987,439
1/16	$953,000	$971,057	$936,415
2/16	$936,234	$970,744	$936,179
3/16	$993,703	$1,039,091	$1,003,617
4/16	$1,003,765	$1,045,530	$1,024,699
5/16	$1,014,781	$1,064,235	$1,040,615
6/16	$1,019,090	$1,066,424	$1,049,613
7/16	$1,036,798	$1,108,747	$1,080,089
8/16	$1,038,705	$1,111,575	$1,088,417
9/16	$1,029,123	$1,113,322	$1,086,149
10/16	$1,012,356	$1,089,235	$1,069,339
11/16	$1,057,857	$1,137,981	$1,130,413
12/16	$1,096,028	$1,160,186	$1,158,665
1/17	$1,102,339	$1,182,023	$1,166,920
2/17	$1,136,305	$1,225,984	$1,208,851
3/17	$1,121,263	$1,226,818	$1,196,537
4/17	$1,128,057	$1,239,822	$1,194,292
5/17	$1,130,478	$1,252,511	$1,193,121
6/17	$1,151,353	$1,263,814	$1,212,626
7/17	$1,162,530	$1,287,643	$1,228,742
8/17	$1,156,715	$1,290,124	$1,214,429
9/17	$1,194,579	$1,321,587	$1,250,398
10/17	$1,221,765	$1,350,427	$1,259,476
11/17	$1,267,398	$1,391,433	$1,298,043
12/17	$1,292,662	$1,405,340	$1,316,991
1/18	$1,349,150	$1,479,417	$1,367,908
2/18	$1,289,715	$1,424,886	$1,302,589
3/18	$1,268,581	$1,396,283	$1,279,675
4/18	$1,284,805	$1,401,590	$1,283,900
5/18	$1,300,039	$1,441,157	$1,291,521
6/18	$1,303,482	$1,450,582	$1,294,720
7/18	$1,363,417	$1,498,721	$1,345,964
8/18	$1,388,964	$1,551,352	$1,365,858
9/18	$1,397,801	$1,553,920	$1,368,567
10/18	$1,322,614	$1,439,501	$1,297,701
11/18	$1,343,737	$1,468,332	$1,336,444
12/18	$1,218,946	$1,331,675	$1,208,112
1/19	$1,302,435	$1,445,979	$1,302,144
2/19	$1,351,442	$1,496,832	$1,343,750
3/19	$1,375,444	$1,518,689	$1,352,293
4/19	$1,422,925	$1,579,333	$1,400,261
5/19	$1,338,929	$1,477,131	$1,310,228
6/19	$1,425,912	$1,580,880	$1,404,282
7/19	$1,446,907	$1,604,380	$1,415,922
8/19	$1,427,897	$1,571,674	$1,374,287
9/19	$1,464,895	$1,599,258	$1,423,318
10/19	$1,489,406	$1,633,685	$1,443,213
11/19	$1,541,389	$1,695,785	$1,487,831
12/19	$1,585,272	$1,744,748	$1,528,761
1/20	$1,559,947	$1,742,843	$1,495,872
2/20	$1,405,820	$1,600,150	$1,351,002
3/20	$1,174,642	$1,380,101	$1,120,123
4/20	$1,304,418	$1,562,882	$1,246,050
5/20	$1,362,714	$1,646,463	$1,288,750
6/20	$1,355,602	$1,684,104	$1,280,196
7/20	$1,401,223	$1,779,733	$1,330,806
8/20	$1,473,192	$1,908,665	$1,385,835
9/20	$1,436,203	$1,839,168	$1,351,794
10/20	$1,423,518	$1,799,473	$1,334,028
11/20	$1,595,902	$2,018,385	$1,513,474
12/20	$1,658,860	$2,109,188	$1,571,499
1/21	$1,636,226	$2,099,806	$1,557,107
2/21	$1,723,219	$2,165,440	$1,651,208
3/21	$1,806,141	$2,243,056	$1,748,372
4/21	$1,885,412	$2,358,684	$1,818,291
5/21	$1,909,062	$2,369,451	$1,860,738
6/21	$1,903,418	$2,427,879	$1,839,430
7/21	$1,933,283	$2,468,936	$1,854,131
8/21	$1,989,917	$2,539,345	$1,890,901
9/21	$1,912,174	$2,425,410	$1,825,083
10/21	$2,041,403	$2,589,427	$1,917,756
11/21	$1,985,798	$2,550,012	$1,850,174
12/21	$2,093,772	$2,650,429	$1,966,895
1/22	$2,033,287	$2,494,488	$1,921,078
2/22	$1,994,943	$2,431,653	$1,898,785
3/22	$2,019,785	$2,510,527	$1,952,386
4/22	$1,888,553	$2,285,227	$1,842,264
5/22	$1,936,618	$2,282,163	$1,878,077
6/22	$1,791,885	$2,091,240	$1,713,986
7/22	$1,909,075	$2,287,436	$1,827,645
8/22	$1,826,988	$2,202,070	$1,773,189
9/22	$1,686,575	$1,997,874	$1,617,703
10/22	$1,863,711	$2,161,712	$1,783,567
11/22	$1,980,362	$2,274,545	$1,895,025
12/22	$1,894,059	$2,141,363	$1,818,633
1/23	$1,983,725	$2,288,844	$1,912,875
2/23	$1,913,985	$2,235,348	$1,845,429
3/23	$1,889,078	$2,295,119	$1,836,931
4/23	$1,934,464	$2,319,572	$1,864,608
5/23	$1,851,440	$2,328,597	$1,792,694
6/23	$1,949,962	$2,487,606	$1,911,777
7/23	$2,025,791	$2,576,779	$1,979,005
8/23	$1,975,423	$2,527,037	$1,925,578
9/23	$1,891,292	$2,406,664	$1,851,271
10/23	$1,824,872	$2,342,866	$1,785,955
11/23	$1,960,479	$2,561,335	$1,920,705
12/23	$2,077,068	$2,697,193	$2,027,098
1/24	$2,071,339	$2,727,085	$2,029,196
2/24	$2,165,881	$2,874,703	$2,104,053
3/24	$2,287,354	$2,967,434	$2,209,245
4/24	$2,227,190	$2,836,862	$2,114,875
5/24	$2,305,116	$2,970,895	$2,181,917
6/24	$2,297,667	$3,062,866	$2,161,393
7/24	$2,355,539	$3,119,802	$2,271,887
8/24	$2,412,264	$3,187,716	$2,332,830
9/24	$2,448,935	$3,253,656	$2,365,210
10/24	$2,408,933	$3,229,763	$2,339,179

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class I	32.00%	10.08%	9.18%
Russell 3000®IndexFootnote Reference1	37.86%	14.59%	12.43%
Russell 1000® Value Index	30.98%	10.13%	8.86%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$825,941,220
# of Portfolio Holdings (for Tax-Managed Value Portfolio)	68
Portfolio Turnover Rate (for Tax-Managed Value Portfolio)	15%
Total Advisory Fees Paid	$4,967,347

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

References to the Fund's investments are the Fund's pro rata share of the investments of Tax-Managed Value Portfolio, an affiliated investment company in which the Fund invests substantially all of its assets.

Sector Allocation (% of total investments)

Value	Value
Short-Term Investments	1.5%
Materials	4.2%
Communication Services	4.5%
Real Estate	4.8%
Consumer Staples	5.3%
Energy	5.5%
Consumer Discretionary	6.2%
Utilities	6.4%
Information Technology	8.2%
Industrials	15.3%
Health Care	16.2%
Financials	21.9%

Top Ten Holdings (% of total investments)Footnote Referencea

JPMorgan Chase & Co.	4.6%
Home Depot, Inc.	3.1%
NextEra Energy, Inc.	3.0%
Micron Technology, Inc.	2.7%
Ingersoll Rand, Inc.	2.7%
Chevron Corp.	2.6%
Sempra	2.6%
PNC Financial Services Group, Inc.	2.6%
Charles Schwab Corp.	2.6%
Thermo Fisher Scientific, Inc.	2.4%
Total	28.9%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

EITVX-TSR-AR

Eaton Vance Emerging and Frontier Countries Equity Fund

Class A EACOX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Emerging and Frontier Countries Equity Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$157	1.40%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and Global Macro Capital Opportunities Portfolio, the Portfolio in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the MSCI Emerging Markets Equal Country Weighted Index (the Index):

↑ An overweight exposure to Greek equities — which benefited from business-friendly labor and judicial reforms — contributed to Index-relative performance

↑ An overweight exposure to South Korean equities contributed to Index-relative returns amid strong political movement toward market reforms. However, after parliamentary elections raised concerns about the support for such reform measures, the Fund sold its position in South Korean stocks

↑ An out-of-Index exposure to Vietnamese equities ― which benefited from Vietnam’s growing standing as an option to Chinese manufacturing ― aided returns

↓ An underweight exposure to Chinese equities hurt relative returns. Although Chinese stocks performed poorly during much of the period, they rallied sharply in September 2024 after the government announced new economic stimulus measures

↓ An underweight exposure to Peruvian stocks, which were sold by period-end, hurt returns as the country’s economic growth and stock prices recovered in 2024

↓ An underweight exposure to South African equities hurt returns as markets rallied after presidential election results were viewed as positive for investors

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class A with Maximum Sales Charge	MSCI Emerging Markets Index	Blended Index	MSCI Emerging Markets Equal Country Weighted Index	MSCI Frontier Markets Index
10/14	$10,000	$10,000	$10,000	$10,000	$10,000
11/14	$9,257	$9,894	$9,732	$9,922	$9,542
12/14	$8,972	$9,438	$9,204	$9,245	$9,158
1/15	$8,915	$9,495	$8,915	$9,041	$8,785
2/15	$9,095	$9,789	$9,206	$9,365	$9,042
3/15	$8,896	$9,650	$9,007	$9,136	$8,873
4/15	$9,437	$10,392	$9,449	$9,689	$9,206
5/15	$9,190	$9,976	$9,088	$9,296	$8,878
6/15	$9,029	$9,717	$9,008	$9,140	$8,869
7/15	$8,688	$9,043	$8,692	$8,766	$8,610
8/15	$7,891	$8,225	$8,036	$7,947	$8,116
9/15	$7,635	$7,978	$7,801	$7,663	$7,932
10/15	$8,128	$8,547	$8,124	$8,016	$8,222
11/15	$7,862	$8,213	$7,691	$7,517	$7,858
12/15	$7,765	$8,030	$7,643	$7,445	$7,834
1/16	$7,290	$7,509	$7,183	$7,059	$7,298
2/16	$7,232	$7,497	$7,351	$7,141	$7,553
3/16	$7,726	$8,489	$7,952	$8,114	$7,760
4/16	$7,736	$8,535	$8,172	$8,316	$7,998
5/16	$7,755	$8,217	$8,024	$7,931	$8,078
6/16	$8,007	$8,545	$7,986	$8,131	$7,797
7/16	$8,268	$8,975	$8,232	$8,531	$7,893
8/16	$8,433	$9,198	$8,216	$8,595	$7,804
9/16	$8,617	$9,317	$8,306	$8,564	$8,004
10/16	$8,568	$9,339	$8,351	$8,691	$7,972
11/16	$8,365	$8,909	$7,986	$8,086	$7,830
12/16	$8,403	$8,929	$8,218	$8,334	$8,043
1/17	$8,753	$9,417	$8,636	$8,628	$8,579
2/17	$8,928	$9,705	$8,713	$8,814	$8,547
3/17	$9,210	$9,950	$8,901	$8,975	$8,758
4/17	$9,404	$10,168	$9,072	$9,216	$8,860
5/17	$9,744	$10,469	$9,401	$9,492	$9,239
6/17	$9,831	$10,574	$9,439	$9,509	$9,295
7/17	$10,113	$11,205	$9,750	$9,937	$9,491
8/17	$10,220	$11,455	$10,029	$10,137	$9,841
9/17	$10,269	$11,409	$10,053	$9,979	$10,042
10/17	$10,638	$11,809	$10,162	$10,074	$10,165
11/17	$10,706	$11,833	$10,173	$9,977	$10,283
12/17	$11,026	$12,257	$10,617	$10,536	$10,605
1/18	$11,745	$13,279	$11,296	$11,281	$11,213
2/18	$11,269	$12,667	$10,986	$10,831	$11,046
3/18	$11,434	$12,431	$10,976	$10,713	$11,146
4/18	$11,201	$12,376	$10,831	$10,766	$10,795
5/18	$10,783	$11,938	$9,944	$9,996	$9,800
6/18	$10,405	$11,442	$9,644	$9,747	$9,453
7/18	$10,570	$11,693	$10,005	$10,118	$9,799
8/18	$10,249	$11,377	$9,568	$9,781	$9,271
9/18	$10,133	$11,316	$9,560	$9,770	$9,266
10/18	$9,423	$10,331	$9,116	$9,207	$8,938
11/18	$9,676	$10,757	$9,307	$9,393	$9,132
12/18	$9,398	$10,472	$9,087	$9,223	$8,865
1/19	$9,978	$11,389	$9,697	$10,023	$9,286
2/19	$10,038	$11,414	$9,703	$9,955	$9,361
3/19	$10,097	$11,510	$9,733	$9,897	$9,474
4/19	$10,137	$11,752	$9,826	$10,070	$9,490
5/19	$9,768	$10,900	$9,724	$9,642	$9,695
6/19	$10,317	$11,580	$10,086	$10,139	$9,918
7/19	$10,187	$11,438	$10,182	$10,078	$10,167
8/19	$9,748	$10,881	$9,755	$9,393	$10,005
9/19	$9,818	$11,088	$9,747	$9,561	$9,810
10/19	$10,087	$11,556	$9,921	$9,826	$9,889
11/19	$10,097	$11,540	$9,962	$9,771	$10,024
12/19	$10,558	$12,401	$10,486	$10,375	$10,460
1/20	$10,192	$11,823	$10,272	$9,959	$10,454
2/20	$9,734	$11,199	$9,486	$9,019	$9,839
3/20	$7,733	$9,474	$7,361	$6,959	$7,678
4/20	$8,322	$10,342	$7,981	$7,662	$8,195
5/20	$8,586	$10,421	$8,313	$7,861	$8,665
6/20	$8,911	$11,187	$8,549	$8,176	$8,810
7/20	$9,247	$12,187	$8,740	$8,598	$8,749
8/20	$9,694	$12,457	$9,134	$8,664	$9,470
9/20	$9,684	$12,257	$8,990	$8,327	$9,541
10/20	$9,765	$12,509	$8,966	$8,195	$9,641
11/20	$10,872	$13,666	$9,813	$9,408	$10,035
12/20	$11,950	$14,671	$10,478	$10,146	$10,609
1/21	$12,071	$15,121	$10,445	$10,043	$10,649
2/21	$12,275	$15,236	$10,519	$10,172	$10,663
3/21	$12,214	$15,006	$10,524	$10,153	$10,694
4/21	$12,579	$15,380	$10,974	$10,325	$11,426
5/21	$13,047	$15,737	$11,418	$10,746	$11,884
6/21	$13,189	$15,764	$11,485	$10,586	$12,202
7/21	$12,976	$14,703	$11,382	$10,429	$12,163
8/21	$13,230	$15,088	$11,874	$11,072	$12,466
9/21	$12,874	$14,488	$11,740	$10,691	$12,613
10/21	$13,199	$14,631	$12,133	$10,977	$13,120
11/21	$13,118	$14,035	$11,566	$10,457	$12,515
12/21	$13,509	$14,298	$11,826	$10,771	$12,702
1/22	$13,364	$14,027	$11,768	$11,045	$12,254
2/22	$12,895	$13,608	$11,434	$10,905	$11,715
3/22	$12,666	$13,301	$11,593	$11,223	$11,698
4/22	$12,229	$12,561	$11,097	$10,568	$11,381
5/22	$12,427	$12,616	$10,755	$10,590	$10,656
6/22	$11,459	$11,778	$9,860	$9,392	$10,087
7/22	$11,480	$11,749	$10,040	$9,618	$10,213
8/22	$11,771	$11,798	$10,146	$9,646	$10,397
9/22	$10,751	$10,415	$9,241	$8,820	$9,435
10/22	$10,939	$10,091	$9,298	$9,308	$9,028
11/22	$11,771	$11,588	$9,982	$10,195	$9,496
12/22	$11,506	$11,425	$9,855	$10,085	$9,356
1/23	$12,550	$12,328	$10,347	$10,639	$9,778
2/23	$12,330	$11,528	$10,067	$10,326	$9,535
3/23	$12,396	$11,877	$10,140	$10,356	$9,646
4/23	$12,616	$11,743	$10,287	$10,605	$9,695
5/23	$12,583	$11,546	$10,119	$10,327	$9,633
6/23	$13,352	$11,984	$10,469	$10,805	$9,851
7/23	$14,243	$12,730	$11,178	$11,517	$10,537
8/23	$13,803	$11,946	$10,870	$10,988	$10,442
9/23	$13,341	$11,633	$10,520	$10,696	$10,046
10/23	$12,671	$11,181	$10,045	$10,350	$9,463
11/23	$13,825	$12,076	$10,825	$11,222	$10,136
12/23	$14,433	$12,548	$11,254	$11,770	$10,444
1/24	$14,355	$11,966	$11,266	$11,678	$10,549
2/24	$15,071	$12,535	$11,373	$11,894	$10,555
3/24	$15,396	$12,845	$11,606	$11,885	$10,993
4/24	$15,396	$12,903	$11,394	$11,807	$10,665
5/24	$15,440	$12,976	$11,654	$11,901	$11,066
6/24	$15,921	$13,488	$11,686	$11,969	$11,064
7/24	$16,179	$13,528	$11,946	$12,280	$11,270
8/24	$16,380	$13,746	$12,201	$12,559	$11,494
9/24	$16,403	$14,664	$12,420	$12,935	$11,562
10/24	$15,609	$14,012	$12,111	$12,364	$11,497

Average Annual Total Returns (%)Footnote Reference1

Fund	1 Year	5 Years	10 Years
Class A	23.89%	9.24%	5.17%
Class A with 5.25% Maximum Sales Charge	17.37%	8.07%	4.55%
MSCI Emerging Markets Index (net of foreign withholding taxes)Footnote Reference2	25.32%	3.93%	3.43%
MSCI Emerging Markets Equal Country Weighted Index (net of foreign withholding taxes)	19.46%	4.70%	2.14%
MSCI Frontier Markets Index (net of foreign withholding taxes)	21.49%	3.06%	1.40%
Blended IndexFootnote Reference3	20.57%	4.06%	1.93%
Footnote	Description
Footnote[1]	Performance prior to 11/3/2014 is linked to the performance of the Portfolio in which the Fund invests.
Footnote[2]	In accordance with regulatory changes requiring the Fund's primary benchmark to represent the overall applicable market, the Fund's primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.
Footnote[3]	Index consists of 50% MSCI Emerging Markets Equal Country Weighted Index and 50% MSCI Frontier Markets Index, rebalanced monthly.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$1,147,467,124
# of Portfolio Holdings (for Global Macro Capital Opportunities Portfolio)	541
Portfolio Turnover Rate (for Global Macro Capital Opportunities Portfolio)	65%
Total Advisory Fees Paid	$7,145,398

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Reference to the Fund's investments are the Fund's pro rata share of the investments of Global Macro Capital Opportunities Portfolio, an affiliated investment company in which the Fund invests substantially all of its assets.

Country Allocation (% of total investments)

Greece 13.3%
India 13.2%
United Arab Emirates 7.4%
Poland 7.2%
Vietnam 6.8%
United States 6.3%
Taiwan 5.9%
South Africa 5.7%
Malaysia 5.6%
Argentina 4.9%
Other 23.7%

Value	Value
Other	23.7%
Argentina	4.9%
Malaysia	5.6%
South Africa	5.7%
Taiwan	5.9%
United States	6.3%
Vietnam	6.8%
Poland	7.2%
United Arab Emirates	7.4%
India	13.2%
Greece	13.3%

Top Ten Holdings (% of total investments)Footnote Referencea

Taiwan Semiconductor Manufacturing Co. Ltd.	3.1%
Bank of Cyprus Holdings PLC	2.8%
National Bank of Greece SA	1.9%
Eurobank Ergasias Services & Holdings SA, Class A	1.6%
Georgia Capital PLC	1.3%
Nova Ljubljanska Banka DD GDR	1.3%
Bank of Georgia Group PLC	1.3%
TBC Bank Group PLC	1.2%
Piraeus Financial Holdings SA	1.2%
Grupo Financiero Galicia SA	1.2%
Total	16.9%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

EACOX-TSR-AR

Eaton Vance Emerging and Frontier Countries Equity Fund

Class I EICOX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Emerging and Frontier Countries Equity Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$129	1.15%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and Global Macro Capital Opportunities Portfolio, the Portfolio in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the MSCI Emerging Markets Equal Country Weighted Index (the Index):

↑ An overweight exposure to Greek equities — which benefited from business-friendly labor and judicial reforms — contributed to Index-relative performance

↑ An overweight exposure to South Korean equities contributed to Index-relative returns amid strong political movement toward market reforms. However, after parliamentary elections raised concerns about the support for such reform measures, the Fund sold its position in South Korean stocks

↑ An out-of-Index exposure to Vietnamese equities ― which benefited from Vietnam’s growing standing as an option to Chinese manufacturing ― aided returns

↓ An underweight exposure to Chinese equities hurt relative returns. Although Chinese stocks performed poorly during much of the period, they rallied sharply in September 2024 after the government announced new economic stimulus measures

↓ An underweight exposure to Peruvian stocks, which were sold by period-end, hurt returns as the country’s economic growth and stock prices recovered in 2024

↓ An underweight exposure to South African equities hurt returns as markets rallied after presidential election results were viewed as positive for investors

Fund Performance

Comparison of the change in value of a $1,000,000 investment for the period indicated.

	Class I	MSCI Emerging Markets Index	Blended Index	MSCI Emerging Markets Equal Country Weighted Index	MSCI Frontier Markets Index
10/14	$1,000,000	$1,000,000	$1,000,000	$1,000,000	$1,000,000
11/14	$977,000	$989,423	$973,190	$992,170	$954,209
12/14	$947,117	$943,824	$920,428	$924,514	$915,811
1/15	$942,109	$949,482	$891,474	$904,058	$878,458
2/15	$961,132	$978,881	$920,550	$936,535	$904,202
3/15	$939,109	$964,960	$900,676	$913,553	$887,348
4/15	$997,179	$1,039,180	$944,850	$968,897	$920,635
5/15	$971,152	$997,565	$908,842	$929,627	$887,777
6/15	$954,134	$971,657	$900,779	$914,000	$886,948
7/15	$918,093	$904,303	$869,166	$876,628	$860,959
8/15	$833,991	$822,511	$803,641	$794,724	$811,586
9/15	$807,960	$797,767	$780,132	$766,269	$793,163
10/15	$860,024	$854,675	$812,389	$801,555	$822,230
11/15	$831,987	$821,336	$769,107	$751,693	$785,766
12/15	$821,723	$803,027	$764,259	$744,461	$783,419
1/16	$771,516	$750,931	$718,306	$705,869	$729,821
2/16	$766,393	$749,703	$735,074	$714,141	$755,341
3/16	$818,648	$848,909	$795,204	$811,412	$776,035
4/16	$819,669	$853,522	$817,248	$831,594	$799,758
5/16	$821,718	$821,684	$802,425	$793,068	$807,797
6/16	$848,356	$854,525	$798,600	$813,084	$779,708
7/16	$877,045	$897,526	$823,201	$853,137	$789,337
8/16	$894,459	$919,831	$821,623	$859,542	$780,385
9/16	$913,930	$931,659	$830,648	$856,424	$800,361
10/16	$908,810	$933,881	$835,137	$869,084	$797,179
11/16	$887,297	$890,893	$798,634	$808,581	$782,989
12/16	$892,542	$892,860	$821,773	$833,438	$804,291
1/17	$929,642	$941,720	$863,639	$862,843	$857,864
2/17	$948,195	$970,548	$871,342	$881,384	$854,733
3/17	$978,087	$995,048	$890,062	$897,508	$875,822
4/17	$998,700	$1,016,833	$907,187	$921,607	$886,008
5/17	$1,034,771	$1,046,895	$940,130	$949,176	$923,852
6/17	$1,045,081	$1,057,434	$943,852	$950,858	$929,531
7/17	$1,074,967	$1,120,467	$975,038	$993,652	$949,121
8/17	$1,086,301	$1,145,459	$1,002,856	$1,013,743	$984,089
9/17	$1,091,458	$1,140,905	$1,005,278	$997,923	$1,004,199
10/17	$1,131,657	$1,180,900	$1,016,211	$1,007,397	$1,016,507
11/17	$1,138,875	$1,183,271	$1,017,262	$997,747	$1,028,348
12/17	$1,172,890	$1,225,747	$1,061,654	$1,053,627	$1,060,505
1/18	$1,250,183	$1,327,907	$1,129,619	$1,128,134	$1,121,295
2/18	$1,199,678	$1,266,665	$1,098,647	$1,083,072	$1,104,596
3/18	$1,217,204	$1,243,114	$1,097,639	$1,071,279	$1,114,596
4/18	$1,192,468	$1,237,614	$1,083,100	$1,076,621	$1,079,510
5/18	$1,148,144	$1,193,760	$994,440	$999,623	$979,983
6/18	$1,107,954	$1,144,163	$964,444	$974,714	$945,283
7/18	$1,125,472	$1,169,297	$1,000,468	$1,011,803	$979,931
8/18	$1,092,490	$1,137,680	$956,827	$978,082	$927,099
9/18	$1,079,096	$1,131,642	$956,021	$976,972	$926,589
10/18	$1,003,858	$1,033,096	$911,607	$920,721	$893,846
11/18	$1,030,651	$1,075,670	$930,660	$939,267	$913,206
12/18	$1,001,879	$1,047,174	$908,656	$922,341	$886,479
1/19	$1,064,495	$1,138,862	$969,662	$1,002,326	$928,638
2/19	$1,069,802	$1,141,422	$970,252	$995,525	$936,069
3/19	$1,077,228	$1,151,002	$973,270	$989,670	$947,398
4/19	$1,081,471	$1,175,233	$982,634	$1,007,011	$949,026
5/19	$1,043,260	$1,089,956	$972,360	$964,191	$969,537
6/19	$1,101,627	$1,157,981	$1,008,594	$1,013,891	$991,818
7/19	$1,087,829	$1,143,822	$1,018,222	$1,007,806	$1,016,708
8/19	$1,040,071	$1,088,053	$975,497	$939,278	$1,000,517
9/19	$1,048,563	$1,108,823	$974,702	$956,108	$980,959
10/19	$1,077,222	$1,155,579	$992,145	$982,571	$988,918
11/19	$1,079,343	$1,153,989	$996,170	$977,116	$1,002,431
12/19	$1,127,960	$1,240,083	$1,048,564	$1,037,459	$1,045,972
1/20	$1,088,987	$1,182,277	$1,027,247	$995,889	$1,045,356
2/20	$1,040,279	$1,119,931	$948,554	$901,872	$983,882
3/20	$827,025	$947,436	$736,084	$695,913	$767,803
4/20	$890,892	$1,034,197	$798,076	$766,231	$819,547
5/20	$917,956	$1,042,140	$831,253	$786,051	$866,488
6/20	$953,683	$1,118,747	$854,915	$817,617	$881,022
7/20	$989,402	$1,218,720	$873,999	$859,771	$874,932
8/20	$1,038,112	$1,245,660	$913,389	$866,412	$947,038
9/20	$1,037,027	$1,225,680	$898,996	$832,680	$954,062
10/20	$1,045,686	$1,250,933	$896,618	$819,532	$964,078
11/20	$1,164,763	$1,366,628	$981,278	$940,773	$1,003,514
12/20	$1,279,762	$1,467,094	$1,047,833	$1,014,604	$1,060,886
1/21	$1,292,766	$1,512,072	$1,044,483	$1,004,298	$1,064,878
2/21	$1,315,517	$1,523,637	$1,051,857	$1,017,153	$1,066,284
3/21	$1,310,094	$1,500,626	$1,052,426	$1,015,257	$1,069,424
4/21	$1,348,021	$1,537,988	$1,097,355	$1,032,461	$1,142,611
5/21	$1,398,953	$1,573,655	$1,141,766	$1,074,619	$1,188,442
6/21	$1,414,118	$1,576,367	$1,148,481	$1,058,564	$1,220,175
7/21	$1,392,439	$1,470,280	$1,138,175	$1,042,938	$1,216,290
8/21	$1,419,529	$1,508,765	$1,187,423	$1,107,244	$1,246,551
9/21	$1,381,603	$1,448,805	$1,173,990	$1,069,102	$1,261,287
10/21	$1,417,362	$1,463,095	$1,213,291	$1,097,733	$1,311,957
11/21	$1,408,693	$1,403,469	$1,156,564	$1,045,658	$1,251,512
12/21	$1,451,500	$1,429,803	$1,182,571	$1,077,054	$1,270,222
1/22	$1,435,916	$1,402,738	$1,176,801	$1,104,521	$1,225,433
2/22	$1,385,826	$1,360,810	$1,143,430	$1,090,484	$1,171,506
3/22	$1,361,337	$1,330,075	$1,159,308	$1,122,320	$1,169,841
4/22	$1,314,587	$1,256,088	$1,109,729	$1,056,750	$1,138,128
5/22	$1,335,736	$1,261,618	$1,075,540	$1,058,965	$1,065,615
6/22	$1,232,216	$1,177,784	$986,026	$939,227	$1,008,729
7/22	$1,234,442	$1,174,891	$1,004,023	$961,844	$1,021,261
8/22	$1,266,723	$1,179,796	$1,014,565	$964,647	$1,039,730
9/22	$1,156,525	$1,041,486	$924,130	$881,986	$943,469
10/22	$1,177,674	$1,009,149	$929,754	$930,756	$902,782
11/22	$1,266,723	$1,158,824	$998,204	$1,019,532	$949,604
12/22	$1,239,110	$1,142,536	$985,470	$1,008,532	$935,620
1/23	$1,352,077	$1,232,752	$1,034,697	$1,063,867	$977,759
2/23	$1,328,542	$1,152,818	$1,006,677	$1,032,610	$953,530
3/23	$1,336,779	$1,187,733	$1,013,961	$1,035,589	$964,579
4/23	$1,359,137	$1,174,273	$1,028,749	$1,060,492	$969,520
5/23	$1,356,784	$1,154,550	$1,011,937	$1,032,660	$963,276
6/23	$1,440,332	$1,198,388	$1,046,852	$1,080,538	$985,086
7/23	$1,536,825	$1,272,989	$1,117,767	$1,151,658	$1,053,710
8/23	$1,488,579	$1,194,573	$1,087,044	$1,098,773	$1,044,173
9/23	$1,439,156	$1,163,332	$1,052,031	$1,069,646	$1,004,588
10/23	$1,367,374	$1,118,131	$1,004,484	$1,035,037	$946,287
11/23	$1,492,109	$1,207,615	$1,082,512	$1,122,241	$1,013,576
12/23	$1,558,442	$1,254,826	$1,125,421	$1,177,033	$1,044,442
1/24	$1,550,044	$1,196,560	$1,126,613	$1,167,769	$1,054,874
2/24	$1,628,026	$1,253,483	$1,137,345	$1,189,361	$1,055,466
3/24	$1,664,018	$1,284,544	$1,160,568	$1,188,549	$1,099,291
4/24	$1,664,018	$1,290,291	$1,139,446	$1,180,723	$1,066,515
5/24	$1,668,817	$1,297,579	$1,165,400	$1,190,145	$1,106,589
6/24	$1,721,605	$1,348,760	$1,168,628	$1,196,917	$1,106,423
7/24	$1,749,198	$1,352,774	$1,194,646	$1,227,982	$1,126,973
8/24	$1,771,993	$1,374,615	$1,220,108	$1,255,874	$1,149,415
9/24	$1,774,392	$1,466,405	$1,242,007	$1,293,508	$1,156,231
10/24	$1,698,857	$1,401,190	$1,211,088	$1,236,426	$1,149,687

Average Annual Total Returns (%)Footnote Reference1

Fund	1 Year	5 Years	10 Years
Class I	24.24%	9.53%	5.44%
MSCI Emerging Markets Index (net of foreign withholding taxes)Footnote Reference2	25.32%	3.93%	3.43%
MSCI Emerging Markets Equal Country Weighted Index (net of foreign withholding taxes)	19.46%	4.70%	2.14%
MSCI Frontier Markets Index (net of foreign withholding taxes)	21.49%	3.06%	1.40%
Blended IndexFootnote Reference3	20.57%	4.06%	1.93%
Footnote	Description
Footnote[1]	Performance prior to 11/3/2014 is linked to the performance of the Portfolio in which the Fund invests.
Footnote[2]	In accordance with regulatory changes requiring the Fund's primary benchmark to represent the overall applicable market, the Fund's primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.
Footnote[3]	Index consists of 50% MSCI Emerging Markets Equal Country Weighted Index and 50% MSCI Frontier Markets Index, rebalanced monthly.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$1,147,467,124
# of Portfolio Holdings (for Global Macro Capital Opportunities Portfolio)	541
Portfolio Turnover Rate (for Global Macro Capital Opportunities Portfolio)	65%
Total Advisory Fees Paid	$7,145,398

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Reference to the Fund's investments are the Fund's pro rata share of the investments of Global Macro Capital Opportunities Portfolio, an affiliated investment company in which the Fund invests substantially all of its assets.

Country Allocation (% of total investments)

Value	Value
Other	23.7%
Argentina	4.9%
Malaysia	5.6%
South Africa	5.7%
Taiwan	5.9%
United States	6.3%
Vietnam	6.8%
Poland	7.2%
United Arab Emirates	7.4%
India	13.2%
Greece	13.3%

Top Ten Holdings (% of total investments)Footnote Referencea

Taiwan Semiconductor Manufacturing Co. Ltd.	3.1%
Bank of Cyprus Holdings PLC	2.8%
National Bank of Greece SA	1.9%
Eurobank Ergasias Services & Holdings SA, Class A	1.6%
Georgia Capital PLC	1.3%
Nova Ljubljanska Banka DD GDR	1.3%
Bank of Georgia Group PLC	1.3%
TBC Bank Group PLC	1.2%
Piraeus Financial Holdings SA	1.2%
Grupo Financiero Galicia SA	1.2%
Total	16.9%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

EICOX-TSR-AR

Eaton Vance Emerging Markets Local Income Fund

Class A EEIAX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Emerging Markets Local Income Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$133	1.26%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and Emerging Markets Local Income Portfolio, the Portfolio in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the J.P. Morgan Government Bond Index: Emerging Markets (JPM GBI-EM)

Global Diversified (Unhedged) (the Index):

↑ An out-of-Index allocation to Egyptian local currency bonds contributed to the Fund’s performance relative to the Index during a period of positive reforms, assistance from the International Monetary Fund (IMF), and regional support amid the Israel-Hamas conflict

↑ An overweight exposure to the Turkish lira helped relative returns after local elections resulted in the continuation of Turkey’s more orthodox monetary policy

↑ An out-of-Index Kenyan shilling allocation ― sold by period-end ― aided returns after Kenya’s central bank raised interest rates and an IMF loan was approved

↑ Derivatives — led by foreign exchange forwards to manage currency exposures and interest-rate swaps to manage interest-rate exposures — helped Fund returns

↓ An underweight exposure to the South African rand, which strengthened following national elections, detracted from Index-relative returns during the period

↓ An underweight exposure to the Thai baht detracted from Index-relative returns, as the currency rallied with the broader market during most of the period

↓ An underweight exposure to the Chinese yuan, which strengthened in value after China announced economic stimulus measures, detracted from relative returns

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class A with Maximum Sales Charge	J.P. Morgan Government Bond Index: Emerging Markets (JPM GBI-EM) Global Diversified (Unhedged)
10/14	$10,000	$10,000
11/14	$9,541	$9,869
12/14	$8,982	$9,284
1/15	$9,027	$9,315
2/15	$8,947	$9,190
3/15	$8,654	$8,916
4/15	$8,956	$9,176
5/15	$8,757	$8,940
6/15	$8,641	$8,831
7/15	$8,389	$8,604
8/15	$8,021	$8,142
9/15	$7,647	$7,900
10/15	$7,993	$8,258
11/15	$7,937	$8,079
12/15	$7,843	$7,899
1/16	$7,709	$7,926
2/16	$7,837	$8,041
3/16	$8,579	$8,769
4/16	$8,861	$8,995
5/16	$8,515	$8,506
6/16	$8,983	$9,006
7/16	$9,010	$9,061
8/16	$9,149	$9,064
9/16	$9,301	$9,248
10/16	$9,268	$9,169
11/16	$8,626	$8,525
12/16	$8,810	$8,684
1/17	$8,997	$8,880
2/17	$9,213	$9,040
3/17	$9,432	$9,249
4/17	$9,562	$9,357
5/17	$9,724	$9,540
6/17	$9,795	$9,584
7/17	$9,989	$9,783
8/17	$10,170	$9,958
9/17	$10,211	$9,924
10/17	$9,986	$9,645
11/17	$10,138	$9,807
12/17	$10,228	$10,005
1/18	$10,624	$10,453
2/18	$10,521	$10,344
3/18	$10,646	$10,450
4/18	$10,345	$10,141
5/18	$9,794	$9,636
6/18	$9,522	$9,361
7/18	$9,667	$9,538
8/18	$9,069	$8,958
9/18	$9,148	$9,190
10/18	$9,022	$9,010
11/18	$9,259	$9,263
12/18	$9,370	$9,384
1/19	$9,927	$9,896
2/19	$9,864	$9,788
3/19	$9,763	$9,658
4/19	$9,770	$9,641
5/19	$9,886	$9,670
6/19	$10,491	$10,202
7/19	$10,673	$10,297
8/19	$10,539	$10,025
9/19	$10,743	$10,121
10/19	$11,064	$10,415
11/19	$11,003	$10,225
12/19	$11,491	$10,648
1/20	$11,488	$10,511
2/20	$11,321	$10,153
3/20	$9,616	$9,028
4/20	$10,193	$9,382
5/20	$10,825	$9,868
6/20	$10,976	$9,915
7/20	$11,192	$10,214
8/20	$11,195	$10,180
9/20	$11,004	$9,975
10/20	$11,029	$10,018
11/20	$11,626	$10,567
12/20	$12,028	$10,935
1/21	$11,898	$10,818
2/21	$11,564	$10,528
3/21	$11,092	$10,205
4/21	$11,370	$10,435
5/21	$11,628	$10,696
6/21	$11,538	$10,566
7/21	$11,495	$10,521
8/21	$11,665	$10,602
9/21	$11,288	$10,238
10/21	$11,147	$10,102
11/21	$10,934	$9,826
12/21	$11,110	$9,978
1/22	$11,016	$9,978
2/22	$10,444	$9,479
3/22	$10,096	$9,334
4/22	$9,719	$8,771
5/22	$9,801	$8,926
6/22	$9,356	$8,529
7/22	$9,224	$8,553
8/22	$9,238	$8,541
9/22	$8,768	$8,125
10/22	$8,865	$8,054
11/22	$9,569	$8,626
12/22	$9,779	$8,812
1/23	$10,244	$9,191
2/23	$9,919	$8,900
3/23	$10,364	$9,267
4/23	$10,525	$9,347
5/23	$10,395	$9,199
6/23	$10,765	$9,499
7/23	$10,991	$9,773
8/23	$10,675	$9,510
9/23	$10,248	$9,190
10/23	$10,154	$9,141
11/23	$10,739	$9,623
12/23	$11,112	$9,932
1/24	$10,921	$9,780
2/24	$10,918	$9,724
3/24	$11,076	$9,722
4/24	$10,783	$9,514
5/24	$11,106	$9,667
6/24	$10,907	$9,563
7/24	$11,171	$9,780
8/24	$11,503	$10,081
9/24	$11,871	$10,423
10/24	$11,251	$9,942

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class A	10.86%	0.34%	1.52%
Class A with 3.25% Maximum Sales Charge	7.26%	(0.30)%	1.18%
J.P. Morgan Government Bond Index: Emerging Markets (JPM GBI-EM) Global Diversified (Unhedged)	8.76%	(0.92)%	(0.06)%

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$1,009,927,078
# of Portfolio Holdings (including derivatives) (for Emerging Markets Local Income Portfolio)	889
Portfolio Turnover Rate (for Emerging Markets Local Income Portfolio)	85%
Total Advisory Fees Paid	$6,678,798

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

References to the Fund's investments are the Fund's pro rata share of the investments of Emerging Markets Local Income Portfolio, an affiliated investment company in which the Fund invests substantially all of its assets.

Asset Allocation (% of total investments)

Sovereign Government Bonds
77.2%
Short-Term Investments
13.0%
Foreign Corporate Bonds
7.9%
Loan Participation Notes
1.9%
Other†
0.0%

Value	Value
OtherFootnote Reference†	0.0%
Loan Participation Notes	1.9%
Foreign Corporate Bonds	7.9%
Short-Term Investments	13.0%
Sovereign Government Bonds	77.2%
Footnote	Description
Footnote†	Investment types less than 1% each

Foreign Currency Exposure (% of net assets)Footnote Reference*

Egypt	15.1%
Malaysia	10.2%
Uzbekistan	9.7%
Indonesia	9.6%
Mexico	9.6%
Thailand	9.3%
India	8.9%
Brazil	7.6%
Poland	7.0%
China	6.7%
Other	62.8%
Total Long Exposure	156.5%
Euro	(4.0)%
Total Short Exposure	(4.0)%
Footnote	Description
Footnote*	Currency exposures include all foreign exchange denominated assets and currency derivatives.

Material Fund Changes

This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by March 1, 2025 at www.eatonvance.com/open-end-mutual-fund-documents.php or upon request by contacting us at 1-800-262-1122.

Prior to March 1, 2024, the investment adviser had agreed to reimburse the Fund's expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses) exceeded 1.15% of the Fund's average daily net assets for Class A. This agreement expired on March 1, 2024.

The net expense ratio increased from the prior year primarily due to an increase in interest expense and fees related to short sales and financing activities.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

EEIAX-TSR-AR

Eaton Vance Emerging Markets Local Income Fund

Class C EEICX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Emerging Markets Local Income Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$211	2.01%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and Emerging Markets Local Income Portfolio, the Portfolio in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the J.P. Morgan Government Bond Index: Emerging Markets (JPM GBI-EM)

Global Diversified (Unhedged) (the Index):

↑ An out-of-Index allocation to Egyptian local currency bonds contributed to the Fund’s performance relative to the Index during a period of positive reforms, assistance from the International Monetary Fund (IMF), and regional support amid the Israel-Hamas conflict

↑ An overweight exposure to the Turkish lira helped relative returns after local elections resulted in the continuation of Turkey’s more orthodox monetary policy

↑ An out-of-Index Kenyan shilling allocation ― sold by period-end ― aided returns after Kenya’s central bank raised interest rates and an IMF loan was approved

↑ Derivatives — led by foreign exchange forwards to manage currency exposures and interest-rate swaps to manage interest-rate exposures — helped Fund returns

↓ An underweight exposure to the South African rand, which strengthened following national elections, detracted from Index-relative returns during the period

↓ An underweight exposure to the Thai baht detracted from Index-relative returns, as the currency rallied with the broader market during most of the period

↓ An underweight exposure to the Chinese yuan, which strengthened in value after China announced economic stimulus measures, detracted from relative returns

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class C	J.P. Morgan Government Bond Index: Emerging Markets (JPM GBI-EM) Global Diversified (Unhedged)
10/14	$10,000	$10,000
11/14	$9,855	$9,869
12/14	$9,272	$9,284
1/15	$9,323	$9,315
2/15	$9,234	$9,190
3/15	$8,913	$8,916
4/15	$9,228	$9,176
5/15	$9,016	$8,940
6/15	$8,890	$8,831
7/15	$8,624	$8,604
8/15	$8,240	$8,142
9/15	$7,850	$7,900
10/15	$8,209	$8,258
11/15	$8,143	$8,079
12/15	$8,040	$7,899
1/16	$7,909	$7,926
2/16	$8,017	$8,041
3/16	$8,776	$8,769
4/16	$9,055	$8,995
5/16	$8,710	$8,506
6/16	$9,176	$9,006
7/16	$9,208	$9,061
8/16	$9,341	$9,064
9/16	$9,489	$9,248
10/16	$9,451	$9,169
11/16	$8,799	$8,525
12/16	$8,965	$8,684
1/17	$9,148	$8,880
2/17	$9,377	$9,040
3/17	$9,592	$9,249
4/17	$9,703	$9,357
5/17	$9,860	$9,540
6/17	$9,942	$9,584
7/17	$10,132	$9,783
8/17	$10,308	$9,958
9/17	$10,344	$9,924
10/17	$10,113	$9,645
11/17	$10,260	$9,807
12/17	$10,345	$10,005
1/18	$10,736	$10,453
2/18	$10,627	$10,344
3/18	$10,747	$10,450
4/18	$10,440	$10,141
5/18	$9,869	$9,636
6/18	$9,593	$9,361
7/18	$9,733	$9,538
8/18	$9,115	$8,958
9/18	$9,207	$9,190
10/18	$9,059	$9,010
11/18	$9,307	$9,263
12/18	$9,395	$9,384
1/19	$9,961	$9,896
2/19	$9,894	$9,788
3/19	$9,789	$9,658
4/19	$9,791	$9,641
5/19	$9,883	$9,670
6/19	$10,495	$10,202
7/19	$10,670	$10,297
8/19	$10,532	$10,025
9/19	$10,728	$10,121
10/19	$11,040	$10,415
11/19	$10,974	$10,225
12/19	$11,470	$10,648
1/20	$11,460	$10,511
2/20	$11,270	$10,153
3/20	$9,567	$9,028
4/20	$10,150	$9,382
5/20	$10,766	$9,868
6/20	$10,909	$9,915
7/20	$11,116	$10,214
8/20	$11,113	$10,180
9/20	$10,921	$9,975
10/20	$10,941	$10,018
11/20	$11,520	$10,567
12/20	$11,908	$10,935
1/21	$11,752	$10,818
2/21	$11,441	$10,528
3/21	$10,952	$10,205
4/21	$11,218	$10,435
5/21	$11,487	$10,696
6/21	$11,394	$10,566
7/21	$11,323	$10,521
8/21	$11,506	$10,602
9/21	$11,110	$10,238
10/21	$10,991	$10,102
11/21	$10,755	$9,826
12/21	$10,921	$9,978
1/22	$10,825	$9,978
2/22	$10,264	$9,479
3/22	$9,897	$9,334
4/22	$9,527	$8,771
5/22	$9,627	$8,926
6/22	$9,167	$8,529
7/22	$9,035	$8,553
8/22	$9,045	$8,541
9/22	$8,560	$8,125
10/22	$8,649	$8,054
11/22	$9,352	$8,626
12/22	$9,550	$8,812
1/23	$9,994	$9,191
2/23	$9,648	$8,900
3/23	$10,100	$9,267
4/23	$10,251	$9,347
5/23	$10,120	$9,199
6/23	$10,472	$9,499
7/23	$10,683	$9,773
8/23	$10,374	$9,510
9/23	$9,958	$9,190
10/23	$9,833	$9,141
11/23	$10,419	$9,623
12/23	$10,771	$9,932
1/24	$10,582	$9,780
2/24	$10,574	$9,724
3/24	$10,689	$9,722
4/24	$10,433	$9,514
5/24	$10,706	$9,667
6/24	$10,541	$9,563
7/24	$10,756	$9,780
8/24	$11,098	$10,081
9/24	$11,444	$10,423
10/24	$10,982	$9,942

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class C, with conversion to Class A after 8 years	10.36%	(0.34)%	0.94%
Class C, with 1% Maximum Deferred Sales Charge and conversion to Class A after 8 years	9.36%	(0.34)%	0.94%
J.P. Morgan Government Bond Index: Emerging Markets (JPM GBI-EM) Global Diversified (Unhedged)	8.76%	(0.92)%	(0.06)%

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$1,009,927,078
# of Portfolio Holdings (including derivatives) (for Emerging Markets Local Income Portfolio)	889
Portfolio Turnover Rate (for Emerging Markets Local Income Portfolio)	85%
Total Advisory Fees Paid	$6,678,798

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

References to the Fund's investments are the Fund's pro rata share of the investments of Emerging Markets Local Income Portfolio, an affiliated investment company in which the Fund invests substantially all of its assets.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	0.0%
Loan Participation Notes	1.9%
Foreign Corporate Bonds	7.9%
Short-Term Investments	13.0%
Sovereign Government Bonds	77.2%
Footnote	Description
Footnote†	Investment types less than 1% each

Foreign Currency Exposure (% of net assets)Footnote Reference*

Egypt	15.1%
Malaysia	10.2%
Uzbekistan	9.7%
Indonesia	9.6%
Mexico	9.6%
Thailand	9.3%
India	8.9%
Brazil	7.6%
Poland	7.0%
China	6.7%
Other	62.8%
Total Long Exposure	156.5%
Euro	(4.0)%
Total Short Exposure	(4.0)%
Footnote	Description
Footnote*	Currency exposures include all foreign exchange denominated assets and currency derivatives.

Material Fund Changes

This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by March 1, 2025 at www.eatonvance.com/open-end-mutual-fund-documents.php or upon request by contacting us at 1-800-262-1122.

Prior to March 1, 2024, the investment adviser had agreed to reimburse the Fund's expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses) exceeded 1.90% of the Fund's average daily net assets for Class C. This agreement expired on March 1, 2024.

The net expense ratio increased from the prior year primarily due to an increase in interest expense and fees related to short sales and financing activities.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

EEICX-TSR-AR

Eaton Vance Emerging Markets Local Income Fund

Class I EEIIX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Emerging Markets Local Income Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$107	1.01%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and Emerging Markets Local Income Portfolio, the Portfolio in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the J.P. Morgan Government Bond Index: Emerging Markets (JPM GBI-EM)

Global Diversified (Unhedged) (the Index):

↑ An out-of-Index allocation to Egyptian local currency bonds contributed to the Fund’s performance relative to the Index during a period of positive reforms, assistance from the International Monetary Fund (IMF), and regional support amid the Israel-Hamas conflict

↑ An overweight exposure to the Turkish lira helped relative returns after local elections resulted in the continuation of Turkey’s more orthodox monetary policy

↑ An out-of-Index Kenyan shilling allocation ― sold by period-end ― aided returns after Kenya’s central bank raised interest rates and an IMF loan was approved

↑ Derivatives — led by foreign exchange forwards to manage currency exposures and interest-rate swaps to manage interest-rate exposures — helped Fund returns

↓ An underweight exposure to the South African rand, which strengthened following national elections, detracted from Index-relative returns during the period

↓ An underweight exposure to the Thai baht detracted from Index-relative returns, as the currency rallied with the broader market during most of the period

↓ An underweight exposure to the Chinese yuan, which strengthened in value after China announced economic stimulus measures, detracted from relative returns

Fund Performance

Comparison of the change in value of a $1,000,000 investment for the period indicated.

	Class I	J.P. Morgan Government Bond Index: Emerging Markets (JPM GBI-EM) Global Diversified (Unhedged)
10/14	$1,000,000	$1,000,000
11/14	$986,489	$986,894
12/14	$929,187	$928,397
1/15	$934,219	$931,511
2/15	$926,244	$919,006
3/15	$896,379	$891,615
4/15	$927,825	$917,637
5/15	$907,650	$893,974
6/15	$894,746	$883,089
7/15	$869,018	$860,447
8/15	$831,292	$814,165
9/15	$793,013	$789,993
10/15	$829,212	$825,755
11/15	$823,720	$807,900
12/15	$813,036	$789,897
1/16	$800,912	$792,641
2/16	$813,099	$804,085
3/16	$890,455	$876,906
4/16	$920,152	$899,465
5/16	$884,617	$850,561
6/16	$933,650	$900,638
7/16	$936,837	$906,059
8/16	$951,764	$906,423
9/16	$967,822	$924,762
10/16	$964,554	$916,943
11/16	$897,964	$852,467
12/16	$917,412	$868,422
1/17	$935,485	$887,978
2/17	$959,864	$903,979
3/17	$982,888	$924,885
4/17	$996,719	$935,687
5/17	$1,012,223	$954,031
6/17	$1,021,465	$958,397
7/17	$1,042,015	$978,274
8/17	$1,061,090	$995,816
9/17	$1,065,683	$992,434
10/17	$1,042,402	$964,459
11/17	$1,058,591	$980,709
12/17	$1,068,270	$1,000,535
1/18	$1,109,910	$1,045,348
2/18	$1,099,424	$1,034,434
3/18	$1,112,749	$1,044,997
4/18	$1,081,518	$1,014,096
5/18	$1,024,159	$963,625
6/18	$995,958	$936,090
7/18	$1,011,386	$953,830
8/18	$947,266	$895,778
9/18	$957,616	$919,005
10/18	$944,582	$900,999
11/18	$969,665	$926,296
12/18	$981,505	$938,391
1/19	$1,040,117	$989,602
2/19	$1,033,777	$978,786
3/19	$1,023,496	$965,798
4/19	$1,024,426	$964,104
5/19	$1,036,883	$966,954
6/19	$1,100,561	$1,020,228
7/19	$1,119,964	$1,029,690
8/19	$1,106,169	$1,002,506
9/19	$1,127,898	$1,012,144
10/19	$1,161,870	$1,041,471
11/19	$1,155,776	$1,022,542
12/19	$1,207,338	$1,064,814
1/20	$1,207,256	$1,051,113
2/20	$1,190,002	$1,015,272
3/20	$1,011,099	$902,833
4/20	$1,072,049	$938,228
5/20	$1,138,764	$986,809
6/20	$1,154,946	$991,454
7/20	$1,177,942	$1,021,390
8/20	$1,178,559	$1,018,038
9/20	$1,158,800	$997,513
10/20	$1,161,760	$1,001,762
11/20	$1,224,897	$1,056,739
12/20	$1,267,571	$1,093,498
1/21	$1,251,791	$1,081,775
2/21	$1,219,208	$1,052,790
3/21	$1,169,762	$1,020,471
4/21	$1,199,362	$1,043,528
5/21	$1,226,870	$1,069,564
6/21	$1,217,745	$1,056,572
7/21	$1,213,470	$1,052,056
8/21	$1,231,716	$1,060,164
9/21	$1,189,626	$1,023,786
10/21	$1,177,606	$1,010,189
11/21	$1,155,359	$982,558
12/21	$1,171,653	$997,846
1/22	$1,164,669	$997,794
2/22	$1,104,477	$947,899
3/22	$1,067,873	$933,381
4/22	$1,028,267	$877,133
5/22	$1,037,240	$892,597
6/22	$990,450	$852,852
7/22	$976,705	$855,349
8/22	$978,454	$854,148
9/22	$928,904	$812,549
10/22	$936,491	$805,380
11/22	$1,014,243	$862,616
12/22	$1,036,770	$881,246
1/23	$1,086,315	$919,076
2/23	$1,049,060	$889,993
3/23	$1,099,628	$926,705
4/23	$1,116,952	$934,694
5/23	$1,103,393	$919,936
6/23	$1,143,047	$949,925
7/23	$1,167,206	$977,257
8/23	$1,133,979	$951,000
9/23	$1,088,807	$918,982
10/23	$1,079,058	$914,144
11/23	$1,141,507	$962,311
12/23	$1,181,327	$993,174
1/24	$1,161,277	$978,049
2/24	$1,161,277	$972,438
3/24	$1,174,869	$972,163
4/24	$1,147,325	$951,390
5/24	$1,178,521	$966,738
6/24	$1,161,068	$956,296
7/24	$1,189,396	$978,049
8/24	$1,225,007	$1,008,078
9/24	$1,264,492	$1,042,300
10/24	$1,199,275	$994,201

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class I	11.14%	0.64%	1.83%
J.P. Morgan Government Bond Index: Emerging Markets (JPM GBI-EM) Global Diversified (Unhedged)	8.76%	(0.92)%	(0.06)%

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$1,009,927,078
# of Portfolio Holdings (including derivatives) (for Emerging Markets Local Income Portfolio)	889
Portfolio Turnover Rate (for Emerging Markets Local Income Portfolio)	85%
Total Advisory Fees Paid	$6,678,798

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

References to the Fund's investments are the Fund's pro rata share of the investments of Emerging Markets Local Income Portfolio, an affiliated investment company in which the Fund invests substantially all of its assets.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	0.0%
Loan Participation Notes	1.9%
Foreign Corporate Bonds	7.9%
Short-Term Investments	13.0%
Sovereign Government Bonds	77.2%
Footnote	Description
Footnote†	Investment types less than 1% each

Foreign Currency Exposure (% of net assets)Footnote Reference*

Egypt	15.1%
Malaysia	10.2%
Uzbekistan	9.7%
Indonesia	9.6%
Mexico	9.6%
Thailand	9.3%
India	8.9%
Brazil	7.6%
Poland	7.0%
China	6.7%
Other	62.8%
Total Long Exposure	156.5%
Euro	(4.0)%
Total Short Exposure	(4.0)%
Footnote	Description
Footnote*	Currency exposures include all foreign exchange denominated assets and currency derivatives.

Material Fund Changes

This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by March 1, 2025 at www.eatonvance.com/open-end-mutual-fund-documents.php or upon request by contacting us at 1-800-262-1122.

Prior to March 1, 2024, the investment adviser had agreed to reimburse the Fund's expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses) exceeded 0.90% of the Fund's average daily net assets for Class I. This agreement expired on March 1, 2024.

The net expense ratio increased from the prior year primarily due to an increase in interest expense and fees related to short sales and financing activities.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

EEIIX-TSR-AR

Eaton Vance Floating-Rate Advantage Fund

Advisers Class EVFAX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Floating-Rate Advantage Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Advisers Class	$282	2.67%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and Senior Debt Portfolio, the Portfolio in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Morningstar® LSTA® U.S. Leveraged Loan Index (the Index):

↑ The Fund’s use of leverage ― not employed by the Index ― amplified the price appreciation and interest income of loans held in the Fund’s underlying portfolio

↑ An out-of-Index allocation to collateralized loan obligation debt investments, which performed strongly during the period, contributed to Index-relative returns

↑ An out-of-Index allocation to secured high yield bonds, which generally outperformed floating-rate loans during the period, helped Index-relative performance

↑ Loan selections in the diversified telecommunication services industry contributed to Index-relative returns during the period

↓ Loan selections in the health care providers & services, household durables, and energy equipment & services industries detracted from Index-relative returns

↓ An underweight exposure to CCC-rated loans hampered Index relative performance as lower-rated loans generally outperformed higher-rated loans during the period

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Advisers Class	Bloomberg U.S. Universal Index	Morningstar ® LSTA® US Leveraged Loan Index℠
10/14	$10,000	$10,000	$10,000
11/14	$10,048	$10,054	$10,050
12/14	$9,942	$10,036	$9,924
1/15	$9,972	$10,227	$9,956
2/15	$10,136	$10,167	$10,097
3/15	$10,176	$10,209	$10,134
4/15	$10,270	$10,197	$10,228
5/15	$10,271	$10,180	$10,247
6/15	$10,214	$10,066	$10,204
7/15	$10,226	$10,125	$10,203
8/15	$10,125	$10,095	$10,132
9/15	$10,023	$10,134	$10,066
10/15	$10,028	$10,167	$10,048
11/15	$9,887	$10,130	$9,960
12/15	$9,759	$10,079	$9,855
1/16	$9,667	$10,190	$9,791
2/16	$9,610	$10,263	$9,739
3/16	$9,986	$10,388	$10,008
4/16	$10,234	$10,459	$10,206
5/16	$10,326	$10,467	$10,297
6/16	$10,308	$10,652	$10,300
7/16	$10,482	$10,739	$10,447
8/16	$10,577	$10,751	$10,525
9/16	$10,699	$10,753	$10,616
10/16	$10,823	$10,682	$10,704
11/16	$10,841	$10,442	$10,732
12/16	$10,996	$10,473	$10,856
1/17	$11,066	$10,510	$10,917
2/17	$11,130	$10,591	$10,972
3/17	$11,158	$10,588	$10,981
4/17	$11,207	$10,675	$11,029
5/17	$11,257	$10,758	$11,069
6/17	$11,266	$10,749	$11,064
7/17	$11,338	$10,802	$11,140
8/17	$11,337	$10,895	$11,135
9/17	$11,397	$10,857	$11,179
10/17	$11,471	$10,870	$11,246
11/17	$11,490	$10,854	$11,259
12/17	$11,521	$10,901	$11,303
1/18	$11,649	$10,797	$11,412
2/18	$11,678	$10,694	$11,435
3/18	$11,722	$10,748	$11,467
4/18	$11,776	$10,676	$11,514
5/18	$11,789	$10,735	$11,534
6/18	$11,791	$10,719	$11,547
7/18	$11,902	$10,741	$11,633
8/18	$11,960	$10,794	$11,679
9/18	$12,038	$10,748	$11,760
10/18	$12,031	$10,658	$11,756
11/18	$11,903	$10,706	$11,650
12/18	$11,534	$10,874	$11,353
1/19	$11,865	$11,024	$11,642
2/19	$12,070	$11,036	$11,828
3/19	$12,024	$11,235	$11,807
4/19	$12,233	$11,251	$12,002
5/19	$12,175	$11,423	$11,976
6/19	$12,193	$11,585	$12,005
7/19	$12,286	$11,619	$12,101
8/19	$12,237	$11,882	$12,068
9/19	$12,299	$11,830	$12,124
10/19	$12,222	$11,869	$12,070
11/19	$12,294	$11,866	$12,141
12/19	$12,530	$11,884	$12,334
1/20	$12,603	$12,097	$12,403
2/20	$12,413	$12,278	$12,239
3/20	$10,561	$12,039	$10,725
4/20	$11,049	$12,280	$11,208
5/20	$11,506	$12,394	$11,634
6/20	$11,689	$12,498	$11,766
7/20	$11,910	$12,717	$11,996
8/20	$12,133	$12,644	$12,176
9/20	$12,186	$12,621	$12,253
10/20	$12,216	$12,576	$12,278
11/20	$12,572	$12,740	$12,551
12/20	$12,745	$12,784	$12,720
1/21	$12,909	$12,704	$12,871
2/21	$12,984	$12,540	$12,947
3/21	$12,977	$12,394	$12,946
4/21	$13,033	$12,498	$13,013
5/21	$13,110	$12,546	$13,089
6/21	$13,175	$12,637	$13,137
7/21	$13,167	$12,764	$13,135
8/21	$13,259	$12,756	$13,198
9/21	$13,336	$12,647	$13,282
10/21	$13,352	$12,636	$13,318
11/21	$13,304	$12,652	$13,297
12/21	$13,401	$12,643	$13,382
1/22	$13,416	$12,366	$13,430
2/22	$13,327	$12,197	$13,361
3/22	$13,333	$11,870	$13,368
4/22	$13,302	$11,427	$13,397
5/22	$12,899	$11,490	$13,054
6/22	$12,462	$11,261	$12,771
7/22	$12,835	$11,544	$13,044
8/22	$13,022	$11,244	$13,241
9/22	$12,593	$10,759	$12,939
10/22	$12,735	$10,641	$13,068
11/22	$12,971	$11,038	$13,224
12/22	$12,966	$11,001	$13,278
1/23	$13,394	$11,342	$13,633
2/23	$13,468	$11,063	$13,711
3/23	$13,428	$11,323	$13,707
4/23	$13,580	$11,392	$13,851
5/23	$13,528	$11,274	$13,826
6/23	$13,824	$11,256	$14,139
7/23	$14,045	$11,267	$14,320
8/23	$14,230	$11,200	$14,488
9/23	$14,318	$10,932	$14,628
10/23	$14,252	$10,768	$14,625
11/23	$14,510	$11,253	$14,803
12/23	$14,802	$11,680	$15,047
1/24	$14,889	$11,652	$15,149
2/24	$15,012	$11,512	$15,287
3/24	$15,156	$11,625	$15,417
4/24	$15,207	$11,353	$15,510
5/24	$15,351	$11,542	$15,655
6/24	$15,399	$11,647	$15,710
7/24	$15,513	$11,911	$15,817
8/24	$15,627	$12,087	$15,917
9/24	$15,704	$12,253	$16,031
10/24	$15,843	$11,974	$16,169

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Advisers Class	11.16%	5.32%	4.70%
Bloomberg U.S. Universal IndexFootnote Reference1	11.20%	0.18%	1.82%
Morningstar®LSTA® US Leveraged Loan Index℠	10.56%	6.02%	4.92%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$5,606,548,538
# of Portfolio Holdings (for Senior Debt Portfolio)	687
Portfolio Turnover Rate (for Senior Debt Portfolio)	35%
Total Advisory Fees Paid	$29,748,105

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

References to the Fund's investments are the Fund's pro rata share of the investments of Senior Debt Portfolio, an affiliated investment company in which the Fund invests substantially all of its assets.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	0.0%
Common Stocks	1.1%
Short-Term Investments	1.2%
Asset-Backed Securities	3.1%
Corporate Bonds	7.9%
Senior Floating-Rate Loans	86.7%
Footnote	Description
Footnote†	Investment types less than 1% each

Credit Quality (% of total investments)Footnote Referencea

Value	Value
Not Rated	4.9%
CCC or Lower	5.1%
B	61.3%
BB	23.4%
BBB	5.3%
Footnote	Description
Footnote[a]	Excludes Short-Term investments and Equities. Ratings are categorized using S&P Global Ratings (“S&P”), with ratings ranging from AAA, being the highest, to D, being the lowest. Ratings of BBB or higher are considered to be investment-grade quality. Holdings designated as “Not Rated” (if any) are not rated by S&P.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

EVFAX-TSR-AR

Eaton Vance Floating-Rate Advantage Fund

Class A EAFAX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Floating-Rate Advantage Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$282	2.67%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and Senior Debt Portfolio, the Portfolio in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Morningstar® LSTA® U.S. Leveraged Loan Index (the Index):

↑ The Fund’s use of leverage ― not employed by the Index ― amplified the price appreciation and interest income of loans held in the Fund’s underlying portfolio

↑ An out-of-Index allocation to collateralized loan obligation debt investments, which performed strongly during the period, contributed to Index-relative returns

↑ An out-of-Index allocation to secured high yield bonds, which generally outperformed floating-rate loans during the period, helped Index-relative performance

↑ Loan selections in the diversified telecommunication services industry contributed to Index-relative returns during the period

↓ Loan selections in the health care providers & services, household durables, and energy equipment & services industries detracted from Index-relative returns

↓ An underweight exposure to CCC-rated loans hampered Index relative performance as lower-rated loans generally outperformed higher-rated loans during the period

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class A with Maximum Sales Charge	Bloomberg U.S. Universal Index	Morningstar ® LSTA® US Leveraged Loan Index℠
10/14	$10,000	$10,000	$10,000
11/14	$9,730	$10,054	$10,050
12/14	$9,619	$10,036	$9,924
1/15	$9,648	$10,227	$9,956
2/15	$9,806	$10,167	$10,097
3/15	$9,845	$10,209	$10,134
4/15	$9,936	$10,197	$10,228
5/15	$9,937	$10,180	$10,247
6/15	$9,882	$10,066	$10,204
7/15	$9,893	$10,125	$10,203
8/15	$9,796	$10,095	$10,132
9/15	$9,697	$10,134	$10,066
10/15	$9,711	$10,167	$10,048
11/15	$9,575	$10,130	$9,960
12/15	$9,442	$10,079	$9,855
1/16	$9,353	$10,190	$9,791
2/16	$9,298	$10,263	$9,739
3/16	$9,662	$10,388	$10,008
4/16	$9,902	$10,459	$10,206
5/16	$9,991	$10,467	$10,297
6/16	$9,984	$10,652	$10,300
7/16	$10,152	$10,739	$10,447
8/16	$10,234	$10,751	$10,525
9/16	$10,362	$10,753	$10,616
10/16	$10,472	$10,682	$10,704
11/16	$10,489	$10,442	$10,732
12/16	$10,639	$10,473	$10,856
1/17	$10,707	$10,510	$10,917
2/17	$10,769	$10,591	$10,972
3/17	$10,796	$10,588	$10,981
4/17	$10,844	$10,675	$11,029
5/17	$10,892	$10,758	$11,069
6/17	$10,900	$10,749	$11,064
7/17	$10,970	$10,802	$11,140
8/17	$10,969	$10,895	$11,135
9/17	$11,027	$10,857	$11,179
10/17	$11,099	$10,870	$11,246
11/17	$11,117	$10,854	$11,259
12/17	$11,157	$10,901	$11,303
1/18	$11,270	$10,797	$11,412
2/18	$11,309	$10,694	$11,435
3/18	$11,341	$10,748	$11,467
4/18	$11,393	$10,676	$11,514
5/18	$11,417	$10,735	$11,534
6/18	$11,419	$10,719	$11,547
7/18	$11,516	$10,741	$11,633
8/18	$11,571	$10,794	$11,679
9/18	$11,647	$10,748	$11,760
10/18	$11,651	$10,658	$11,756
11/18	$11,516	$10,706	$11,650
12/18	$11,170	$10,874	$11,353
1/19	$11,490	$11,024	$11,642
2/19	$11,678	$11,036	$11,828
3/19	$11,644	$11,235	$11,807
4/19	$11,847	$11,251	$12,002
5/19	$11,790	$11,423	$11,976
6/19	$11,797	$11,585	$12,005
7/19	$11,887	$11,619	$12,101
8/19	$11,850	$11,882	$12,068
9/19	$11,900	$11,830	$12,124
10/19	$11,825	$11,869	$12,070
11/19	$11,906	$11,866	$12,141
12/19	$12,134	$11,884	$12,334
1/20	$12,193	$12,097	$12,403
2/20	$12,010	$12,278	$12,239
3/20	$10,218	$12,039	$10,725
4/20	$10,690	$12,280	$11,208
5/20	$11,132	$12,394	$11,634
6/20	$11,309	$12,498	$11,766
7/20	$11,523	$12,717	$11,996
8/20	$11,739	$12,644	$12,176
9/20	$11,790	$12,621	$12,253
10/20	$11,819	$12,576	$12,278
11/20	$12,164	$12,740	$12,551
12/20	$12,331	$12,784	$12,720
1/21	$12,489	$12,704	$12,871
2/21	$12,562	$12,540	$12,947
3/21	$12,556	$12,394	$12,946
4/21	$12,622	$12,498	$13,013
5/21	$12,684	$12,546	$13,089
6/21	$12,747	$12,637	$13,137
7/21	$12,739	$12,764	$13,135
8/21	$12,829	$12,756	$13,198
9/21	$12,903	$12,647	$13,282
10/21	$12,918	$12,636	$13,318
11/21	$12,872	$12,652	$13,297
12/21	$12,966	$12,643	$13,382
1/22	$12,981	$12,366	$13,430
2/22	$12,894	$12,197	$13,361
3/22	$12,900	$11,870	$13,368
4/22	$12,870	$11,427	$13,397
5/22	$12,481	$11,490	$13,054
6/22	$12,058	$11,261	$12,771
7/22	$12,419	$11,544	$13,044
8/22	$12,599	$11,244	$13,241
9/22	$12,184	$10,759	$12,939
10/22	$12,321	$10,641	$13,068
11/22	$12,550	$11,038	$13,224
12/22	$12,558	$11,001	$13,278
1/23	$12,959	$11,342	$13,633
2/23	$13,044	$11,063	$13,711
3/23	$12,992	$11,323	$13,707
4/23	$13,140	$11,392	$13,851
5/23	$13,088	$11,274	$13,826
6/23	$13,375	$11,256	$14,139
7/23	$13,589	$11,267	$14,320
8/23	$13,782	$11,200	$14,488
9/23	$13,867	$10,932	$14,628
10/23	$13,789	$10,768	$14,625
11/23	$14,039	$11,253	$14,803
12/23	$14,321	$11,680	$15,047
1/24	$14,406	$11,652	$15,149
2/24	$14,525	$11,512	$15,287
3/24	$14,664	$11,625	$15,417
4/24	$14,714	$11,353	$15,510
5/24	$14,853	$11,542	$15,655
6/24	$14,900	$11,647	$15,710
7/24	$15,010	$11,911	$15,817
8/24	$15,120	$12,087	$15,917
9/24	$15,195	$12,253	$16,031
10/24	$15,326	$11,974	$16,169

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class A	11.16%	5.32%	4.71%
Class A with 3.25% Maximum Sales Charge	7.57%	4.64%	4.36%
Bloomberg U.S. Universal IndexFootnote Reference1	11.20%	0.18%	1.82%
Morningstar®LSTA® US Leveraged Loan Index℠	10.56%	6.02%	4.92%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$5,606,548,538
# of Portfolio Holdings (for Senior Debt Portfolio)	687
Portfolio Turnover Rate (for Senior Debt Portfolio)	35%
Total Advisory Fees Paid	$29,748,105

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

References to the Fund's investments are the Fund's pro rata share of the investments of Senior Debt Portfolio, an affiliated investment company in which the Fund invests substantially all of its assets.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	0.0%
Common Stocks	1.1%
Short-Term Investments	1.2%
Asset-Backed Securities	3.1%
Corporate Bonds	7.9%
Senior Floating-Rate Loans	86.7%
Footnote	Description
Footnote†	Investment types less than 1% each

Credit Quality (% of total investments)Footnote Referencea

Value	Value
Not Rated	4.9%
CCC or Lower	5.1%
B	61.3%
BB	23.4%
BBB	5.3%
Footnote	Description
Footnote[a]	Excludes Short-Term investments and Equities. Ratings are categorized using S&P Global Ratings (“S&P”), with ratings ranging from AAA, being the highest, to D, being the lowest. Ratings of BBB or higher are considered to be investment-grade quality. Holdings designated as “Not Rated” (if any) are not rated by S&P.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

EAFAX-TSR-AR

Eaton Vance Floating-Rate Advantage Fund

Class C ECFAX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Floating-Rate Advantage Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$334	3.17%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and Senior Debt Portfolio, the Portfolio in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Morningstar® LSTA® U.S. Leveraged Loan Index (the Index):

↑ The Fund’s use of leverage ― not employed by the Index ― amplified the price appreciation and interest income of loans held in the Fund’s underlying portfolio

↑ An out-of-Index allocation to collateralized loan obligation debt investments, which performed strongly during the period, contributed to Index-relative returns

↑ An out-of-Index allocation to secured high yield bonds, which generally outperformed floating-rate loans during the period, helped Index-relative performance

↑ Loan selections in the diversified telecommunication services industry contributed to Index-relative returns during the period

↓ Loan selections in the health care providers & services, household durables, and energy equipment & services industries detracted from Index-relative returns

↓ An underweight exposure to CCC-rated loans hampered Index relative performance as lower-rated loans generally outperformed higher-rated loans during the period

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class C	Bloomberg U.S. Universal Index	Morningstar ® LSTA® US Leveraged Loan Index℠
10/14	$10,000	$10,000	$10,000
11/14	$10,044	$10,054	$10,050
12/14	$9,934	$10,036	$9,924
1/15	$9,959	$10,227	$9,956
2/15	$10,119	$10,167	$10,097
3/15	$10,155	$10,209	$10,134
4/15	$10,244	$10,197	$10,228
5/15	$10,241	$10,180	$10,247
6/15	$10,181	$10,066	$10,204
7/15	$10,187	$10,125	$10,203
8/15	$10,083	$10,095	$10,132
9/15	$9,976	$10,134	$10,066
10/15	$9,986	$10,167	$10,048
11/15	$9,842	$10,130	$9,960
12/15	$9,701	$10,079	$9,855
1/16	$9,605	$10,190	$9,791
2/16	$9,544	$10,263	$9,739
3/16	$9,915	$10,388	$10,008
4/16	$10,157	$10,459	$10,206
5/16	$10,244	$10,467	$10,297
6/16	$10,232	$10,652	$10,300
7/16	$10,391	$10,739	$10,447
8/16	$10,480	$10,751	$10,525
9/16	$10,607	$10,753	$10,616
10/16	$10,715	$10,682	$10,704
11/16	$10,729	$10,442	$10,732
12/16	$10,878	$10,473	$10,856
1/17	$10,942	$10,510	$10,917
2/17	$11,002	$10,591	$10,972
3/17	$11,025	$10,588	$10,981
4/17	$11,069	$10,675	$11,029
5/17	$11,114	$10,758	$11,069
6/17	$11,117	$10,749	$11,064
7/17	$11,184	$10,802	$11,140
8/17	$11,178	$10,895	$11,135
9/17	$11,233	$10,857	$11,179
10/17	$11,301	$10,870	$11,246
11/17	$11,315	$10,854	$11,259
12/17	$11,351	$10,901	$11,303
1/18	$11,462	$10,797	$11,412
2/18	$11,496	$10,694	$11,435
3/18	$11,524	$10,748	$11,467
4/18	$11,572	$10,676	$11,514
5/18	$11,581	$10,735	$11,534
6/18	$11,589	$10,719	$11,547
7/18	$11,683	$10,741	$11,633
8/18	$11,734	$10,794	$11,679
9/18	$11,806	$10,748	$11,760
10/18	$11,794	$10,658	$11,756
11/18	$11,663	$10,706	$11,650
12/18	$11,307	$10,874	$11,353
1/19	$11,627	$11,024	$11,642
2/19	$11,812	$11,036	$11,828
3/19	$11,773	$11,235	$11,807
4/19	$11,974	$11,251	$12,002
5/19	$11,911	$11,423	$11,976
6/19	$11,913	$11,585	$12,005
7/19	$11,999	$11,619	$12,101
8/19	$11,956	$11,882	$12,068
9/19	$12,001	$11,830	$12,124
10/19	$11,921	$11,869	$12,070
11/19	$11,998	$11,866	$12,141
12/19	$12,223	$11,884	$12,334
1/20	$12,277	$12,097	$12,403
2/20	$12,087	$12,278	$12,239
3/20	$10,287	$12,039	$10,725
4/20	$10,747	$12,280	$11,208
5/20	$11,188	$12,394	$11,634
6/20	$11,361	$12,498	$11,766
7/20	$11,583	$12,717	$11,996
8/20	$11,795	$12,644	$12,176
9/20	$11,842	$12,621	$12,253
10/20	$11,854	$12,576	$12,278
11/20	$12,196	$12,740	$12,551
12/20	$12,370	$12,784	$12,720
1/21	$12,523	$12,704	$12,871
2/21	$12,580	$12,540	$12,947
3/21	$12,568	$12,394	$12,946
4/21	$12,629	$12,498	$13,013
5/21	$12,686	$12,546	$13,089
6/21	$12,756	$12,637	$13,137
7/21	$12,730	$12,764	$13,135
8/21	$12,815	$12,756	$13,198
9/21	$12,884	$12,647	$13,282
10/21	$12,893	$12,636	$13,318
11/21	$12,854	$12,652	$13,297
12/21	$12,942	$12,643	$13,382
1/22	$12,939	$12,366	$13,430
2/22	$12,848	$12,197	$13,361
3/22	$12,848	$11,870	$13,368
4/22	$12,813	$11,427	$13,397
5/22	$12,431	$11,490	$13,054
6/22	$12,005	$11,261	$12,771
7/22	$12,347	$11,544	$13,044
8/22	$12,521	$11,244	$13,241
9/22	$12,103	$10,759	$12,939
10/22	$12,234	$10,641	$13,068
11/22	$12,456	$11,038	$13,224
12/22	$12,459	$11,001	$13,278
1/23	$12,865	$11,342	$13,633
2/23	$12,931	$11,063	$13,711
3/23	$12,874	$11,323	$13,707
4/23	$13,015	$11,392	$13,851
5/23	$12,959	$11,274	$13,826
6/23	$13,251	$11,256	$14,139
7/23	$13,443	$11,267	$14,320
8/23	$13,629	$11,200	$14,488
9/23	$13,708	$10,932	$14,628
10/23	$13,638	$10,768	$14,625
11/23	$13,866	$11,253	$14,803
12/23	$14,139	$11,680	$15,047
1/24	$14,231	$11,652	$15,149
2/24	$14,343	$11,512	$15,287
3/24	$14,460	$11,625	$15,417
4/24	$14,517	$11,353	$15,510
5/24	$14,633	$11,542	$15,655
6/24	$14,674	$11,647	$15,710
7/24	$14,791	$11,911	$15,817
8/24	$14,878	$12,087	$15,917
9/24	$14,960	$12,253	$16,031
10/24	$15,220	$11,974	$16,169

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class C, with conversion to Class A after 8 years	10.61%	4.82%	4.29%
Class C, with 1% Maximum Deferred Sales Charge and conversion to Class A after 8 years	9.61%	4.82%	4.29%
Bloomberg U.S. Universal IndexFootnote Reference1	11.20%	0.18%	1.82%
Morningstar®LSTA® US Leveraged Loan Index℠	10.56%	6.02%	4.92%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$5,606,548,538
# of Portfolio Holdings (for Senior Debt Portfolio)	687
Portfolio Turnover Rate (for Senior Debt Portfolio)	35%
Total Advisory Fees Paid	$29,748,105

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

References to the Fund's investments are the Fund's pro rata share of the investments of Senior Debt Portfolio, an affiliated investment company in which the Fund invests substantially all of its assets.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	0.0%
Common Stocks	1.1%
Short-Term Investments	1.2%
Asset-Backed Securities	3.1%
Corporate Bonds	7.9%
Senior Floating-Rate Loans	86.7%
Footnote	Description
Footnote†	Investment types less than 1% each

Credit Quality (% of total investments)Footnote Referencea

Value	Value
Not Rated	4.9%
CCC or Lower	5.1%
B	61.3%
BB	23.4%
BBB	5.3%
Footnote	Description
Footnote[a]	Excludes Short-Term investments and Equities. Ratings are categorized using S&P Global Ratings (“S&P”), with ratings ranging from AAA, being the highest, to D, being the lowest. Ratings of BBB or higher are considered to be investment-grade quality. Holdings designated as “Not Rated” (if any) are not rated by S&P.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

ECFAX-TSR-AR

Eaton Vance Floating-Rate Advantage Fund

Class I EIFAX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Floating-Rate Advantage Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$255	2.41%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and Senior Debt Portfolio, the Portfolio in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Morningstar® LSTA® U.S. Leveraged Loan Index (the Index):

↑ The Fund’s use of leverage ― not employed by the Index ― amplified the price appreciation and interest income of loans held in the Fund’s underlying portfolio

↑ An out-of-Index allocation to collateralized loan obligation debt investments, which performed strongly during the period, contributed to Index-relative returns

↑ An out-of-Index allocation to secured high yield bonds, which generally outperformed floating-rate loans during the period, helped Index-relative performance

↑ Loan selections in the diversified telecommunication services industry contributed to Index-relative returns during the period

↓ Loan selections in the health care providers & services, household durables, and energy equipment & services industries detracted from Index-relative returns

↓ An underweight exposure to CCC-rated loans hampered Index relative performance as lower-rated loans generally outperformed higher-rated loans during the period

Fund Performance

Comparison of the change in value of a $1,000,000 investment for the period indicated.

	Class I	Bloomberg U.S. Universal Index	Morningstar ® LSTA® US Leveraged Loan Index
10/14	$1,000,000	$1,000,000	$1,000,000
11/14	$1,005,013	$1,005,397	$1,004,967
12/14	$994,620	$1,003,580	$992,356
1/15	$997,779	$1,022,684	$995,649
2/15	$1,014,372	$1,016,723	$1,009,696
3/15	$1,018,591	$1,020,920	$1,013,447
4/15	$1,028,202	$1,019,735	$1,022,770
5/15	$1,028,566	$1,017,951	$1,024,690
6/15	$1,023,103	$1,006,590	$1,020,403
7/15	$1,024,453	$1,012,452	$1,020,340
8/15	$1,014,618	$1,009,468	$1,013,203
9/15	$1,004,578	$1,013,420	$1,006,623
10/15	$1,005,262	$1,016,659	$1,004,785
11/15	$992,272	$1,012,952	$995,983
12/15	$978,724	$1,007,891	$985,526
1/16	$969,691	$1,019,017	$979,091
2/16	$964,147	$1,026,256	$973,932
3/16	$1,002,135	$1,038,833	$1,000,771
4/16	$1,027,167	$1,045,911	$1,020,638
5/16	$1,036,619	$1,046,728	$1,029,737
6/16	$1,035,100	$1,065,155	$1,029,955
7/16	$1,052,749	$1,073,933	$1,044,688
8/16	$1,062,507	$1,075,091	$1,052,533
9/16	$1,076,012	$1,075,347	$1,061,626
10/16	$1,087,593	$1,068,213	$1,070,389
11/16	$1,089,638	$1,044,202	$1,073,222
12/16	$1,105,450	$1,047,304	$1,085,632
1/17	$1,112,713	$1,050,999	$1,091,706
2/17	$1,119,410	$1,059,108	$1,097,184
3/17	$1,122,494	$1,058,753	$1,098,067
4/17	$1,127,636	$1,067,538	$1,102,860
5/17	$1,132,919	$1,075,775	$1,106,892
6/17	$1,133,974	$1,074,863	$1,106,418
7/17	$1,141,513	$1,080,216	$1,114,031
8/17	$1,141,624	$1,089,536	$1,113,540
9/17	$1,147,924	$1,085,702	$1,117,893
10/17	$1,155,689	$1,087,005	$1,124,579
11/17	$1,157,798	$1,085,360	$1,125,884
12/17	$1,162,232	$1,090,145	$1,130,343
1/18	$1,174,284	$1,079,655	$1,141,223
2/18	$1,177,432	$1,069,417	$1,143,489
3/18	$1,182,096	$1,074,811	$1,146,711
4/18	$1,187,798	$1,067,639	$1,151,449
5/18	$1,189,417	$1,073,462	$1,153,390
6/18	$1,190,945	$1,071,905	$1,154,720
7/18	$1,201,349	$1,074,148	$1,163,254
8/18	$1,207,381	$1,079,440	$1,167,921
9/18	$1,215,505	$1,074,815	$1,175,951
10/18	$1,215,057	$1,065,824	$1,175,586
11/18	$1,202,386	$1,070,617	$1,164,980
12/18	$1,165,423	$1,087,367	$1,135,333
1/19	$1,200,176	$1,102,360	$1,164,246
2/19	$1,219,997	$1,103,561	$1,182,778
3/19	$1,215,599	$1,123,489	$1,180,713
4/19	$1,237,065	$1,125,062	$1,200,213
5/19	$1,231,381	$1,142,296	$1,197,610
6/19	$1,233,482	$1,158,453	$1,200,512
7/19	$1,243,168	$1,161,901	$1,210,136
8/19	$1,239,594	$1,188,192	$1,206,810
9/19	$1,245,004	$1,183,044	$1,212,440
10/19	$1,237,455	$1,186,867	$1,206,986
11/19	$1,245,023	$1,186,629	$1,214,077
12/19	$1,270,307	$1,188,398	$1,233,447
1/20	$1,276,773	$1,209,727	$1,240,338
2/20	$1,257,793	$1,227,840	$1,223,946
3/20	$1,070,364	$1,203,856	$1,072,542
4/20	$1,120,097	$1,227,971	$1,120,824
5/20	$1,166,663	$1,239,440	$1,163,366
6/20	$1,185,457	$1,249,782	$1,176,608
7/20	$1,208,101	$1,271,736	$1,199,636
8/20	$1,230,961	$1,264,402	$1,217,554
9/20	$1,236,578	$1,262,124	$1,225,275
10/20	$1,239,879	$1,257,613	$1,227,767
11/20	$1,276,338	$1,274,024	$1,255,096
12/20	$1,294,156	$1,278,423	$1,271,986
1/21	$1,311,024	$1,270,388	$1,287,110
2/21	$1,318,925	$1,253,996	$1,294,673
3/21	$1,318,544	$1,239,403	$1,294,641
4/21	$1,324,508	$1,249,825	$1,301,294
5/21	$1,332,575	$1,254,592	$1,308,853
6/21	$1,339,471	$1,263,738	$1,313,701
7/21	$1,338,868	$1,276,427	$1,313,527
8/21	$1,348,573	$1,275,575	$1,319,764
9/21	$1,356,674	$1,264,683	$1,328,244
10/21	$1,358,516	$1,263,649	$1,331,786
11/21	$1,353,914	$1,265,175	$1,329,662
12/21	$1,364,095	$1,264,322	$1,338,159
1/22	$1,365,974	$1,236,603	$1,343,025
2/22	$1,357,091	$1,219,743	$1,336,129
3/22	$1,357,986	$1,187,019	$1,336,768
4/22	$1,355,152	$1,142,746	$1,339,669
5/22	$1,314,427	$1,149,034	$1,305,398
6/22	$1,270,137	$1,126,073	$1,277,121
7/22	$1,308,447	$1,154,385	$1,304,355
8/22	$1,327,744	$1,124,375	$1,324,052
9/22	$1,284,303	$1,075,933	$1,293,895
10/22	$1,298,979	$1,064,128	$1,306,753
11/22	$1,323,375	$1,103,805	$1,322,406
12/22	$1,323,123	$1,100,056	$1,327,841
1/23	$1,367,105	$1,134,180	$1,363,259
2/23	$1,374,893	$1,106,311	$1,371,123
3/23	$1,371,151	$1,132,265	$1,370,692
4/23	$1,386,978	$1,139,182	$1,385,108
5/23	$1,381,871	$1,127,371	$1,382,564
6/23	$1,412,434	$1,125,619	$1,413,868
7/23	$1,435,277	$1,126,738	$1,432,041
8/23	$1,456,024	$1,119,953	$1,448,819
9/23	$1,465,269	$1,093,247	$1,462,762
10/23	$1,457,357	$1,076,807	$1,462,497
11/23	$1,484,104	$1,125,268	$1,480,335
12/23	$1,514,225	$1,167,966	$1,504,726
1/24	$1,523,448	$1,165,171	$1,514,884
2/24	$1,536,355	$1,151,201	$1,528,658
3/24	$1,551,425	$1,162,504	$1,541,681
4/24	$1,556,981	$1,135,338	$1,550,957
5/24	$1,571,999	$1,154,158	$1,565,521
6/24	$1,577,307	$1,164,708	$1,570,989
7/24	$1,589,296	$1,191,145	$1,581,703
8/24	$1,601,310	$1,208,679	$1,591,738
9/24	$1,609,526	$1,225,257	$1,603,094
10/24	$1,624,146	$1,197,428	$1,616,889

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class I	11.44%	5.58%	4.97%
Bloomberg U.S. Universal IndexFootnote Reference1	11.20%	0.18%	1.82%
Morningstar®LSTA® US Leveraged Loan Index℠	10.56%	6.02%	4.92%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$5,606,548,538
# of Portfolio Holdings (for Senior Debt Portfolio)	687
Portfolio Turnover Rate (for Senior Debt Portfolio)	35%
Total Advisory Fees Paid	$29,748,105

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

References to the Fund's investments are the Fund's pro rata share of the investments of Senior Debt Portfolio, an affiliated investment company in which the Fund invests substantially all of its assets.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	0.0%
Common Stocks	1.1%
Short-Term Investments	1.2%
Asset-Backed Securities	3.1%
Corporate Bonds	7.9%
Senior Floating-Rate Loans	86.7%
Footnote	Description
Footnote†	Investment types less than 1% each

Credit Quality (% of total investments)Footnote Referencea

Value	Value
Not Rated	4.9%
CCC or Lower	5.1%
B	61.3%
BB	23.4%
BBB	5.3%
Footnote	Description
Footnote[a]	Excludes Short-Term investments and Equities. Ratings are categorized using S&P Global Ratings (“S&P”), with ratings ranging from AAA, being the highest, to D, being the lowest. Ratings of BBB or higher are considered to be investment-grade quality. Holdings designated as “Not Rated” (if any) are not rated by S&P.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

EIFAX-TSR-AR

Eaton Vance Floating-Rate Advantage Fund

Class R6 EFRRX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Floating-Rate Advantage Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$249	2.35%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and Senior Debt Portfolio, the Portfolio in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Morningstar® LSTA® U.S. Leveraged Loan Index (the Index):

↑ The Fund’s use of leverage ― not employed by the Index ― amplified the price appreciation and interest income of loans held in the Fund’s underlying portfolio

↑ An out-of-Index allocation to collateralized loan obligation debt investments, which performed strongly during the period, contributed to Index-relative returns

↑ An out-of-Index allocation to secured high yield bonds, which generally outperformed floating-rate loans during the period, helped Index-relative performance

↑ Loan selections in the diversified telecommunication services industry contributed to Index-relative returns during the period

↓ Loan selections in the health care providers & services, household durables, and energy equipment & services industries detracted from Index-relative returns

↓ An underweight exposure to CCC-rated loans hampered Index relative performance as lower-rated loans generally outperformed higher-rated loans during the period

Fund Performance

Comparison of the change in value of a $5,000,000 investment for the period indicated.

	Class R6	Bloomberg U.S. Universal Index	Morningstar ® LSTA® US Leveraged Loan Index℠
10/14	$5,000,000	$5,000,000	$5,000,000
11/14	$5,025,119	$5,026,983	$5,024,836
12/14	$4,973,153	$5,017,901	$4,961,781
1/15	$4,989,002	$5,113,418	$4,978,245
2/15	$5,071,970	$5,083,617	$5,048,479
3/15	$5,093,011	$5,104,598	$5,067,234
4/15	$5,141,066	$5,098,676	$5,113,849
5/15	$5,142,883	$5,089,756	$5,123,449
6/15	$5,115,571	$5,032,951	$5,102,017
7/15	$5,122,266	$5,062,258	$5,101,701
8/15	$5,073,088	$5,047,342	$5,066,014
9/15	$5,022,890	$5,067,099	$5,033,115
10/15	$5,026,257	$5,083,296	$5,023,927
11/15	$4,961,362	$5,064,759	$4,979,917
12/15	$4,893,669	$5,039,457	$4,927,628
1/16	$4,848,505	$5,095,087	$4,895,453
2/16	$4,820,783	$5,131,280	$4,869,659
3/16	$5,010,724	$5,194,166	$5,003,856
4/16	$5,135,887	$5,229,555	$5,103,190
5/16	$5,183,146	$5,233,640	$5,148,685
6/16	$5,175,554	$5,325,777	$5,149,773
7/16	$5,263,800	$5,369,663	$5,223,440
8/16	$5,312,587	$5,375,456	$5,262,665
9/16	$5,380,116	$5,376,733	$5,308,130
10/16	$5,438,021	$5,341,063	$5,351,946
11/16	$5,448,248	$5,221,011	$5,366,111
12/16	$5,527,307	$5,236,520	$5,428,159
1/17	$5,563,622	$5,254,995	$5,458,532
2/17	$5,597,105	$5,295,541	$5,485,921
3/17	$5,612,526	$5,293,767	$5,490,333
4/17	$5,638,235	$5,337,691	$5,514,301
5/17	$5,664,654	$5,378,873	$5,534,462
6/17	$5,669,930	$5,374,313	$5,532,091
7/17	$5,707,622	$5,401,082	$5,570,155
8/17	$5,708,178	$5,447,680	$5,567,700
9/17	$5,739,680	$5,428,508	$5,589,467
10/17	$5,778,502	$5,435,026	$5,622,897
11/17	$5,789,051	$5,426,801	$5,629,422
12/17	$5,811,219	$5,450,725	$5,651,716
1/18	$5,871,479	$5,398,274	$5,706,113
2/18	$5,887,218	$5,347,087	$5,717,443
3/18	$5,910,541	$5,374,056	$5,733,554
4/18	$5,939,052	$5,338,197	$5,757,245
5/18	$5,947,146	$5,367,309	$5,766,951
6/18	$5,954,788	$5,359,525	$5,773,602
7/18	$6,006,808	$5,370,741	$5,816,272
8/18	$6,036,903	$5,397,201	$5,839,607
9/18	$6,077,585	$5,374,074	$5,879,756
10/18	$6,075,346	$5,329,118	$5,877,931
11/18	$6,011,990	$5,353,085	$5,824,901
12/18	$5,827,177	$5,436,837	$5,676,667
1/19	$6,000,943	$5,511,800	$5,821,231
2/19	$6,100,049	$5,517,807	$5,913,888
3/19	$6,078,057	$5,617,446	$5,903,564
4/19	$6,185,390	$5,625,309	$6,001,067
5/19	$6,156,036	$5,711,481	$5,988,052
6/19	$6,161,376	$5,792,265	$6,002,560
7/19	$6,216,109	$5,809,507	$6,050,679
8/19	$6,192,892	$5,940,961	$6,034,049
9/19	$6,220,150	$5,915,222	$6,062,199
10/19	$6,188,537	$5,934,333	$6,034,929
11/19	$6,226,714	$5,933,147	$6,070,386
12/19	$6,347,574	$5,941,988	$6,167,233
1/20	$6,380,468	$6,048,634	$6,201,692
2/20	$6,285,555	$6,139,202	$6,119,732
3/20	$5,354,301	$6,019,281	$5,362,710
4/20	$5,597,505	$6,139,856	$5,604,122
5/20	$5,836,799	$6,197,201	$5,816,829
6/20	$5,925,097	$6,248,911	$5,883,038
7/20	$6,044,858	$6,358,678	$5,998,178
8/20	$6,159,366	$6,322,012	$6,087,770
9/20	$6,187,655	$6,310,618	$6,126,373
10/20	$6,198,264	$6,288,063	$6,138,834
11/20	$6,387,184	$6,370,118	$6,275,482
12/20	$6,476,613	$6,392,115	$6,359,930
1/21	$6,561,302	$6,351,938	$6,435,550
2/21	$6,600,984	$6,269,979	$6,473,367
3/21	$6,593,076	$6,197,013	$6,473,206
4/21	$6,629,488	$6,249,123	$6,506,471
5/21	$6,663,750	$6,272,959	$6,544,264
6/21	$6,704,858	$6,318,690	$6,568,503
7/21	$6,702,051	$6,382,137	$6,567,634
8/21	$6,744,589	$6,377,877	$6,598,822
9/21	$6,785,386	$6,323,413	$6,641,221
10/21	$6,794,991	$6,318,245	$6,658,928
11/21	$6,778,616	$6,325,877	$6,648,308
12/21	$6,829,835	$6,321,611	$6,690,797
1/22	$6,832,915	$6,183,015	$6,715,127
2/22	$6,788,692	$6,098,716	$6,680,647
3/22	$6,793,349	$5,935,095	$6,683,839
4/22	$6,779,491	$5,713,731	$6,698,344
5/22	$6,574,736	$5,745,169	$6,526,988
6/22	$6,353,202	$5,630,366	$6,385,605
7/22	$6,545,267	$5,771,925	$6,521,776
8/22	$6,642,290	$5,621,876	$6,620,262
9/22	$6,425,046	$5,379,665	$6,469,475
10/22	$6,498,856	$5,320,638	$6,533,762
11/22	$6,628,500	$5,519,025	$6,612,028
12/22	$6,627,597	$5,500,280	$6,639,203
1/23	$6,848,220	$5,670,901	$6,816,295
2/23	$6,887,333	$5,531,557	$6,855,614
3/23	$6,868,947	$5,661,324	$6,853,461
4/23	$6,948,536	$5,695,908	$6,925,542
5/23	$6,923,302	$5,636,854	$6,912,822
6/23	$7,076,770	$5,628,094	$7,069,338
7/23	$7,191,587	$5,633,689	$7,160,203
8/23	$7,288,684	$5,599,763	$7,244,093
9/23	$7,342,655	$5,466,236	$7,313,810
10/23	$7,301,598	$5,384,034	$7,312,483
11/23	$7,435,943	$5,626,342	$7,401,673
12/23	$7,587,141	$5,839,829	$7,523,630
1/24	$7,641,253	$5,825,853	$7,574,419
2/24	$7,706,269	$5,756,004	$7,643,290
3/24	$7,774,503	$5,812,519	$7,708,406
4/24	$7,810,263	$5,676,689	$7,754,784
5/24	$7,878,103	$5,770,788	$7,827,607
6/24	$7,905,046	$5,823,542	$7,854,947
7/24	$7,973,391	$5,955,723	$7,908,516
8/24	$8,026,020	$6,043,397	$7,958,692
9/24	$8,075,606	$6,126,285	$8,015,472
10/24	$8,149,990	$5,987,140	$8,084,443

Average Annual Total Returns (%)Footnote Reference1

Fund	1 Year	5 Years	10 Years
Class R6	11.60%	5.65%	5.00%
Bloomberg U.S. Universal IndexFootnote Reference2	11.20%	0.18%	1.82%
Morningstar®LSTA® US Leveraged Loan Index℠	10.56%	6.02%	4.92%
Footnote	Description
Footnote[1]	Class R6 performance prior to 5/31/19 is linked to Class I. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the Financial Highlights included in the financial statements is not linked.
Footnote[2]	In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$5,606,548,538
# of Portfolio Holdings (for Senior Debt Portfolio)	687
Portfolio Turnover Rate (for Senior Debt Portfolio)	35%
Total Advisory Fees Paid	$29,748,105

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

References to the Fund's investments are the Fund's pro rata share of the investments of Senior Debt Portfolio, an affiliated investment company in which the Fund invests substantially all of its assets.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	0.0%
Common Stocks	1.1%
Short-Term Investments	1.2%
Asset-Backed Securities	3.1%
Corporate Bonds	7.9%
Senior Floating-Rate Loans	86.7%
Footnote	Description
Footnote†	Investment types less than 1% each

Credit Quality (% of total investments)Footnote Referencea

Value	Value
Not Rated	4.9%
CCC or Lower	5.1%
B	61.3%
BB	23.4%
BBB	5.3%
Footnote	Description
Footnote[a]	Excludes Short-Term investments and Equities. Ratings are categorized using S&P Global Ratings (“S&P”), with ratings ranging from AAA, being the highest, to D, being the lowest. Ratings of BBB or higher are considered to be investment-grade quality. Holdings designated as “Not Rated” (if any) are not rated by S&P.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

EFRRX-TSR-AR

Eaton Vance Global Equity Income Fund

Class A EADIX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Global Equity Income Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$133	1.18%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the MSCI World Index (the Index):

↓ The Fund’s common stock portfolio underperformed the Index and detracted from Index-relative returns during the period

↓ On an individual stock basis, the largest detractor from relative returns was an underweight position in NVIDIA Corp. ― the leading supplier of graphics processing unit microchips that help power the artificial intelligence boom ― whose stock price quadrupled on strong earnings and profits during the period

↓ Among sectors, stock selections and an underweight position in information technology, and stock selections in consumer discretionary hurt relative returns

↓ The use of equity index futures contracts — a type of derivative — detracted from Index-relative returns. The Fund’s strategy of emphasizing dividend-paying stocks resulted in an overweight exposure to European equities and an underweight exposure to U.S. equities, both of which were hedged with futures contracts

↑ The Fund’s out-of-Index position in Taiwan Semiconductor Manufacturing Co. doubled in price on surging demand for high-end microchips powering AI applications

↑ Among sectors, stock selections and an overweight position in the industrials sector, and stock selections in the health care sector helped relative returns

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class A with Maximum Sales Charge	MSCI World Index
10/14	$10,000	$10,000
11/14	$9,570	$10,200
12/14	$9,376	$10,036
1/15	$9,293	$9,854
2/15	$9,770	$10,431
3/15	$9,717	$10,268
4/15	$9,821	$10,509
5/15	$9,968	$10,545
6/15	$9,746	$10,300
7/15	$9,919	$10,485
8/15	$9,384	$9,791
9/15	$9,127	$9,430
10/15	$9,785	$10,177
11/15	$9,815	$10,126
12/15	$9,655	$9,948
1/16	$9,183	$9,353
2/16	$8,956	$9,284
3/16	$9,478	$9,914
4/16	$9,587	$10,071
5/16	$9,653	$10,127
6/16	$9,502	$10,014
7/16	$9,848	$10,437
8/16	$9,774	$10,445
9/16	$9,797	$10,501
10/16	$9,617	$10,298
11/16	$9,640	$10,446
12/16	$9,837	$10,696
1/17	$10,105	$10,954
2/17	$10,306	$11,258
3/17	$10,401	$11,378
4/17	$10,641	$11,546
5/17	$10,980	$11,790
6/17	$11,004	$11,836
7/17	$11,199	$12,119
8/17	$11,096	$12,136
9/17	$11,293	$12,408
10/17	$11,482	$12,643
11/17	$11,616	$12,917
12/17	$11,806	$13,092
1/18	$12,356	$13,783
2/18	$11,751	$13,212
3/18	$11,710	$12,924
4/18	$11,761	$13,072
5/18	$11,664	$13,154
6/18	$11,650	$13,148
7/18	$12,003	$13,559
8/18	$12,122	$13,726
9/18	$12,175	$13,803
10/18	$11,225	$12,789
11/18	$11,336	$12,935
12/18	$10,456	$11,951
1/19	$11,236	$12,881
2/19	$11,529	$13,268
3/19	$11,717	$13,443
4/19	$12,205	$13,919
5/19	$11,408	$13,116
6/19	$12,170	$13,980
7/19	$12,156	$14,050
8/19	$11,957	$13,762
9/19	$12,178	$14,055
10/19	$12,517	$14,413
11/19	$12,956	$14,814
12/19	$13,436	$15,258
1/20	$13,312	$15,165
2/20	$12,363	$13,883
3/20	$10,444	$12,046
4/20	$11,490	$13,362
5/20	$12,129	$14,007
6/20	$12,456	$14,378
7/20	$12,985	$15,066
8/20	$13,770	$16,072
9/20	$13,361	$15,518
10/20	$12,918	$15,042
11/20	$14,594	$16,965
12/20	$15,362	$17,684
1/21	$15,178	$17,509
2/21	$15,737	$17,957
3/21	$16,165	$18,555
4/21	$17,026	$19,418
5/21	$17,467	$19,698
6/21	$17,463	$19,992
7/21	$17,792	$20,350
8/21	$18,267	$20,856
9/21	$17,439	$19,990
10/21	$18,448	$21,122
11/21	$18,013	$20,660
12/21	$18,908	$21,543
1/22	$17,944	$20,403
2/22	$17,251	$19,887
3/22	$17,392	$20,432
4/22	$15,950	$18,735
5/22	$16,228	$18,749
6/22	$14,657	$17,125
7/22	$15,830	$18,485
8/22	$14,993	$17,712
9/22	$13,781	$16,066
10/22	$14,822	$17,219
11/22	$16,072	$18,417
12/22	$15,360	$17,634
1/23	$16,503	$18,882
2/23	$15,992	$18,428
3/23	$16,500	$18,998
4/23	$16,835	$19,331
5/23	$16,737	$19,138
6/23	$17,756	$20,295
7/23	$18,366	$20,977
8/23	$17,962	$20,476
9/23	$17,115	$19,593
10/23	$16,765	$19,024
11/23	$18,317	$20,808
12/23	$19,202	$21,829
1/24	$19,308	$22,091
2/24	$20,201	$23,028
3/24	$20,793	$23,768
4/24	$20,073	$22,885
5/24	$21,120	$23,907
6/24	$21,227	$24,393
7/24	$21,237	$24,823
8/24	$21,740	$25,479
9/24	$21,898	$25,946
10/24	$21,089	$25,431

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class A	25.77%	10.98%	8.32%
Class A with 5.25% Maximum Sales Charge	19.14%	9.78%	7.74%
MSCI World Index (net of foreign withholding taxes)	33.68%	12.01%	9.77%

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$630,408,056
# of Portfolio Holdings	95
Portfolio Turnover Rate	136%
Total Advisory Fees Paid	$4,050,773

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Country Allocation (% of total investments)

United States
61.8%
United Kingdom
9.2%
France
5.0%
Netherlands
4.1%
Denmark
3.6%
Germany
3.1%
Japan
2.8%
Spain
2.6%
Hong Kong
1.6%
Taiwan
1.6%
Other
4.6%

Value	Value
Other	4.6%
Taiwan	1.6%
Hong Kong	1.6%
Spain	2.6%
Japan	2.8%
Germany	3.1%
Denmark	3.6%
Netherlands	4.1%
France	5.0%
United Kingdom	9.2%
United States	61.8%

Top Ten Holdings (% of total investments)Footnote Referencea

Microsoft Corp.	4.2%
Eli Lilly & Co.	4.1%
NVIDIA Corp.	3.9%
Apple, Inc.	3.6%
Alphabet, Inc., Class C	3.4%
Novo Nordisk AS, Class B	3.0%
Amazon.com, Inc.	2.9%
EOG Resources, Inc.	2.2%
ASML Holding NV	2.0%
Compass Group PLC	2.0%
Total	31.3%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Material Fund Changes

This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by March 1, 2025 at www.eatonvance.com/open-end-mutual-fund-documents.php or upon request by contacting us at 1-800-262-1122.

Effective October 1, 2024, the name of Eaton Vance Global Equity Income Fund was changed from Eaton Vance Tax-Managed Global Dividend Income Fund.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

EADIX-TSR-AR

Eaton Vance Global Equity Income Fund

Class C ECDIX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Global Equity Income Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$217	1.93%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the MSCI World Index (the Index):

↓ The Fund’s common stock portfolio underperformed the Index and detracted from Index-relative returns during the period

↓ On an individual stock basis, the largest detractor from relative returns was an underweight position in NVIDIA Corp. ― the leading supplier of graphics processing unit microchips that help power the artificial intelligence boom ― whose stock price quadrupled on strong earnings and profits during the period

↓ Among sectors, stock selections and an underweight position in information technology, and stock selections in consumer discretionary hurt relative returns

↓ The use of equity index futures contracts — a type of derivative — detracted from Index-relative returns. The Fund’s strategy of emphasizing dividend-paying stocks resulted in an overweight exposure to European equities and an underweight exposure to U.S. equities, both of which were hedged with futures contracts

↑ The Fund’s out-of-Index position in Taiwan Semiconductor Manufacturing Co. doubled in price on surging demand for high-end microchips powering AI applications

↑ Among sectors, stock selections and an overweight position in the industrials sector, and stock selections in the health care sector helped relative returns

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class C	MSCI World Index
10/14	$10,000	$10,000
11/14	$10,103	$10,200
12/14	$9,894	$10,036
1/15	$9,798	$9,854
2/15	$10,287	$10,431
3/15	$10,225	$10,268
4/15	$10,328	$10,509
5/15	$10,477	$10,545
6/15	$10,237	$10,300
7/15	$10,412	$10,485
8/15	$9,843	$9,791
9/15	$9,574	$9,430
10/15	$10,251	$10,177
11/15	$10,277	$10,126
12/15	$10,105	$9,948
1/16	$9,601	$9,353
2/16	$9,367	$9,284
3/16	$9,898	$9,914
4/16	$10,006	$10,071
5/16	$10,069	$10,127
6/16	$9,913	$10,014
7/16	$10,260	$10,437
8/16	$10,176	$10,445
9/16	$10,203	$10,501
10/16	$10,009	$10,298
11/16	$10,016	$10,446
12/16	$10,218	$10,696
1/17	$10,488	$10,954
2/17	$10,690	$11,258
3/17	$10,783	$11,378
4/17	$11,026	$11,546
5/17	$11,371	$11,790
6/17	$11,378	$11,836
7/17	$11,574	$12,119
8/17	$11,469	$12,136
9/17	$11,666	$12,408
10/17	$11,845	$12,643
11/17	$11,976	$12,917
12/17	$12,176	$13,092
1/18	$12,735	$13,783
2/18	$12,102	$13,212
3/18	$12,043	$12,924
4/18	$12,098	$13,072
5/18	$11,990	$13,154
6/18	$11,968	$13,148
7/18	$12,324	$13,559
8/18	$12,438	$13,726
9/18	$12,485	$13,803
10/18	$11,501	$12,789
11/18	$11,607	$12,935
12/18	$10,697	$11,951
1/19	$11,490	$12,881
2/19	$11,782	$13,268
3/19	$11,968	$13,443
4/19	$12,459	$13,919
5/19	$11,636	$13,116
6/19	$12,408	$13,980
7/19	$12,387	$14,050
8/19	$12,165	$13,762
9/19	$12,393	$14,055
10/19	$12,731	$14,413
11/19	$13,161	$14,814
12/19	$13,641	$15,258
1/20	$13,505	$15,165
2/20	$12,532	$13,883
3/20	$10,583	$12,046
4/20	$11,638	$13,362
5/20	$12,279	$14,007
6/20	$12,593	$14,378
7/20	$13,122	$15,066
8/20	$13,918	$16,072
9/20	$13,485	$15,518
10/20	$13,029	$15,042
11/20	$14,715	$16,965
12/20	$15,482	$17,684
1/21	$15,286	$17,509
2/21	$15,840	$17,957
3/21	$16,263	$18,555
4/21	$17,121	$19,418
5/21	$17,555	$19,698
6/21	$17,528	$19,992
7/21	$17,859	$20,350
8/21	$18,325	$20,856
9/21	$17,480	$19,990
10/21	$18,473	$21,122
11/21	$18,025	$20,660
12/21	$18,921	$21,543
1/22	$17,944	$20,403
2/22	$17,236	$19,887
3/22	$17,368	$20,432
4/22	$15,915	$18,735
5/22	$16,182	$18,749
6/22	$14,611	$17,125
7/22	$15,764	$18,485
8/22	$14,930	$17,712
9/22	$13,707	$16,066
10/22	$14,737	$17,219
11/22	$15,972	$18,417
12/22	$15,250	$17,634
1/23	$16,375	$18,882
2/23	$15,859	$18,428
3/23	$16,356	$18,998
4/23	$16,667	$19,331
5/23	$16,571	$19,138
6/23	$17,569	$20,295
7/23	$18,153	$20,977
8/23	$17,741	$20,476
9/23	$16,891	$19,593
10/23	$16,535	$19,024
11/23	$18,058	$20,808
12/23	$18,923	$21,829
1/24	$19,015	$22,091
2/24	$19,883	$23,028
3/24	$20,444	$23,768
4/24	$19,733	$22,885
5/24	$20,740	$23,907
6/24	$20,844	$24,393
7/24	$20,829	$24,823
8/24	$21,322	$25,479
9/24	$21,453	$25,946
10/24	$20,964	$25,431

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class C, with conversion to Class A after 8 years	24.91%	10.15%	7.68%
Class C, with 1% Maximum Deferred Sales Charge and conversion to Class A after 8 years	23.91%	10.15%	7.68%
MSCI World Index (net of foreign withholding taxes)	33.68%	12.01%	9.77%

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$630,408,056
# of Portfolio Holdings	95
Portfolio Turnover Rate	136%
Total Advisory Fees Paid	$4,050,773

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Country Allocation (% of total investments)

Value	Value
Other	4.6%
Taiwan	1.6%
Hong Kong	1.6%
Spain	2.6%
Japan	2.8%
Germany	3.1%
Denmark	3.6%
Netherlands	4.1%
France	5.0%
United Kingdom	9.2%
United States	61.8%

Top Ten Holdings (% of total investments)Footnote Referencea

Microsoft Corp.	4.2%
Eli Lilly & Co.	4.1%
NVIDIA Corp.	3.9%
Apple, Inc.	3.6%
Alphabet, Inc., Class C	3.4%
Novo Nordisk AS, Class B	3.0%
Amazon.com, Inc.	2.9%
EOG Resources, Inc.	2.2%
ASML Holding NV	2.0%
Compass Group PLC	2.0%
Total	31.3%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Material Fund Changes

This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by March 1, 2025 at www.eatonvance.com/open-end-mutual-fund-documents.php or upon request by contacting us at 1-800-262-1122.

Effective October 1, 2024, the name of Eaton Vance Global Equity Income Fund was changed from Eaton Vance Tax-Managed Global Dividend Income Fund.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

ECDIX-TSR-AR

Eaton Vance Global Equity Income Fund

Class I EIDIX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Global Equity Income Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$105	0.93%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the MSCI World Index (the Index):

↓ The Fund’s common stock portfolio underperformed the Index and detracted from Index-relative returns during the period

↓ On an individual stock basis, the largest detractor from relative returns was an underweight position in NVIDIA Corp. ― the leading supplier of graphics processing unit microchips that help power the artificial intelligence boom ― whose stock price quadrupled on strong earnings and profits during the period

↓ Among sectors, stock selections and an underweight position in information technology, and stock selections in consumer discretionary hurt relative returns

↓ The use of equity index futures contracts — a type of derivative — detracted from Index-relative returns. The Fund’s strategy of emphasizing dividend-paying stocks resulted in an overweight exposure to European equities and an underweight exposure to U.S. equities, both of which were hedged with futures contracts

↑ The Fund’s out-of-Index position in Taiwan Semiconductor Manufacturing Co. doubled in price on surging demand for high-end microchips powering AI applications

↑ Among sectors, stock selections and an overweight position in the industrials sector, and stock selections in the health care sector helped relative returns

Fund Performance

Comparison of the change in value of a $1,000,000 investment for the period indicated.

	Class I	MSCI World Index
10/14	$1,000,000	$1,000,000
11/14	$1,010,225	$1,020,041
12/14	$990,197	$1,003,593
1/15	$981,476	$985,408
2/15	$1,031,967	$1,043,142
3/15	$1,025,694	$1,026,813
4/15	$1,037,841	$1,050,894
5/15	$1,053,520	$1,054,514
6/15	$1,029,478	$1,029,994
7/15	$1,048,829	$1,048,483
8/15	$992,496	$979,100
9/15	$965,509	$942,986
10/15	$1,035,253	$1,017,712
11/15	$1,038,693	$1,012,649
12/15	$1,021,284	$994,849
1/16	$972,263	$935,333
2/16	$948,494	$928,372
3/16	$1,003,912	$991,370
4/16	$1,015,579	$1,007,057
5/16	$1,022,845	$1,012,713
6/16	$1,007,045	$1,001,365
7/16	$1,043,865	$1,043,672
8/16	$1,036,253	$1,044,539
9/16	$1,038,937	$1,050,087
10/16	$1,020,050	$1,029,765
11/16	$1,022,705	$1,044,572
12/16	$1,043,058	$1,069,567
1/17	$1,072,398	$1,095,381
2/17	$1,094,023	$1,125,771
3/17	$1,104,328	$1,137,763
4/17	$1,129,999	$1,154,609
5/17	$1,166,195	$1,179,034
6/17	$1,168,936	$1,183,571
7/17	$1,189,965	$1,211,896
8/17	$1,179,285	$1,213,603
9/17	$1,200,462	$1,240,841
10/17	$1,220,747	$1,264,291
11/17	$1,235,283	$1,291,686
12/17	$1,256,644	$1,309,154
1/18	$1,314,402	$1,378,277
2/18	$1,250,396	$1,321,179
3/18	$1,246,252	$1,292,382
4/18	$1,252,003	$1,307,233
5/18	$1,241,875	$1,315,424
6/18	$1,240,694	$1,314,797
7/18	$1,278,520	$1,355,863
8/18	$1,291,468	$1,372,638
9/18	$1,297,344	$1,380,282
10/18	$1,197,428	$1,278,930
11/18	$1,208,538	$1,293,459
12/18	$1,115,066	$1,195,107
1/19	$1,198,470	$1,288,093
2/19	$1,229,949	$1,326,826
3/19	$1,250,213	$1,344,253
4/19	$1,302,521	$1,391,919
5/19	$1,217,737	$1,311,604
6/19	$1,300,307	$1,398,032
7/19	$1,299,120	$1,404,957
8/19	$1,277,187	$1,376,220
9/19	$1,300,976	$1,405,507
10/19	$1,338,557	$1,441,273
11/19	$1,384,628	$1,481,413
12/19	$1,436,123	$1,525,794
1/20	$1,423,234	$1,516,507
2/20	$1,322,052	$1,388,324
3/20	$1,117,359	$1,204,589
4/20	$1,229,385	$1,336,183
5/20	$1,298,993	$1,400,732
6/20	$1,333,207	$1,437,783
7/20	$1,390,103	$1,506,568
8/20	$1,474,306	$1,607,229
9/20	$1,430,926	$1,551,781
10/20	$1,383,819	$1,504,180
11/20	$1,563,483	$1,696,507
12/20	$1,646,399	$1,768,433
1/21	$1,626,625	$1,750,857
2/21	$1,686,853	$1,795,722
3/21	$1,733,007	$1,855,469
4/21	$1,826,844	$1,941,823
5/21	$1,874,432	$1,969,796
6/21	$1,873,321	$1,999,159
7/21	$1,910,052	$2,034,966
8/21	$1,961,368	$2,085,613
9/21	$1,871,905	$1,999,017
10/21	$1,980,482	$2,112,242
11/21	$1,934,277	$2,065,957
12/21	$2,031,124	$2,154,256
1/22	$1,928,803	$2,040,272
2/22	$1,853,681	$1,988,671
3/22	$1,870,269	$2,043,247
4/22	$1,715,796	$1,873,508
5/22	$1,744,808	$1,874,927
6/22	$1,576,409	$1,712,517
7/22	$1,702,826	$1,848,484
8/22	$1,614,408	$1,771,203
9/22	$1,483,152	$1,606,552
10/22	$1,595,403	$1,721,924
11/22	$1,730,221	$1,841,650
12/22	$1,654,058	$1,763,440
1/23	$1,778,236	$1,888,214
2/23	$1,722,629	$1,842,824
3/23	$1,777,733	$1,899,767
4/23	$1,814,128	$1,933,069
5/23	$1,805,236	$1,913,770
6/23	$1,915,359	$2,029,511
7/23	$1,980,143	$2,097,688
8/23	$1,938,399	$2,047,583
9/23	$1,846,137	$1,959,254
10/23	$1,808,813	$1,902,404
11/23	$1,977,854	$2,080,759
12/23	$2,073,764	$2,182,912
1/24	$2,085,635	$2,209,108
2/24	$2,182,434	$2,302,769
3/24	$2,246,752	$2,376,768
4/24	$2,169,463	$2,288,484
5/24	$2,281,698	$2,390,669
6/24	$2,295,032	$2,439,314
7/24	$2,296,511	$2,482,301
8/24	$2,351,408	$2,547,909
9/24	$2,368,952	$2,594,571
10/24	$2,281,693	$2,543,103

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class I	26.14%	11.24%	8.59%
MSCI World Index (net of foreign withholding taxes)	33.68%	12.01%	9.77%

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$630,408,056
# of Portfolio Holdings	95
Portfolio Turnover Rate	136%
Total Advisory Fees Paid	$4,050,773

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Country Allocation (% of total investments)

Value	Value
Other	4.6%
Taiwan	1.6%
Hong Kong	1.6%
Spain	2.6%
Japan	2.8%
Germany	3.1%
Denmark	3.6%
Netherlands	4.1%
France	5.0%
United Kingdom	9.2%
United States	61.8%

Top Ten Holdings (% of total investments)Footnote Referencea

Microsoft Corp.	4.2%
Eli Lilly & Co.	4.1%
NVIDIA Corp.	3.9%
Apple, Inc.	3.6%
Alphabet, Inc., Class C	3.4%
Novo Nordisk AS, Class B	3.0%
Amazon.com, Inc.	2.9%
EOG Resources, Inc.	2.2%
ASML Holding NV	2.0%
Compass Group PLC	2.0%
Total	31.3%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Material Fund Changes

This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by March 1, 2025 at www.eatonvance.com/open-end-mutual-fund-documents.php or upon request by contacting us at 1-800-262-1122.

Effective October 1, 2024, the name of Eaton Vance Global Equity Income Fund was changed from Eaton Vance Tax-Managed Global Dividend Income Fund.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

EIDIX-TSR-AR

Eaton Vance Global Income Builder Fund

Class A EDIAX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Global Income Builder Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$130	1.17%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the MSCI World Index (the Index). The Fund’s custom benchmark is 65% MSCI World Index / 35% ICE BofA Developed Markets High Yield Ex-Subordinated Financial Index (the ICE BofA Index)

↓ The Fund’s common stock portfolio underperformed the Index and detracted from Index-relative returns during the period

↓ The Fund’s high yield bond allocation lagged the Index ― as well as the high yield market, as measured by the ICE BofA Index ― during the period

↓ The Fund’s allocation to bank loans underperformed the Index and detracted from Index-relative returns during the period

↓ The Fund’s preferred securities allocation underperformed the Index and the preferred market, as measured by the ICE BofA Fixed-Rate Preferred Securities Index

↓ The use of equity index futures contracts — a type of derivative — detracted from Index-relative returns. The Fund’s strategy of emphasizing dividend-paying stocks resulted in an overweight exposure to European equities and an underweight exposure to U.S. equities, both of which were hedged with futures contracts

↑ Among sectors, stock selections and underweight exposures to health care and consumer discretionary, and stock selections in industrials, helped returns

↑ Currency forwards ― a hedging tool used to help mitigate exposure to varying foreign exchange rates ― contributed to performance relative to the Index

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class A with Maximum Sales Charge	MSCI World Index	Blended Index	ICE BofA DM HY
10/14	$10,000	$10,000	$10,000	$10,000
11/14	$9,573	$10,200	$10,109	$9,940
12/14	$9,376	$10,036	$9,940	$9,762
1/15	$9,297	$9,854	$9,802	$9,703
2/15	$9,769	$10,431	$10,255	$9,929
3/15	$9,720	$10,268	$10,103	$9,798
4/15	$9,830	$10,509	$10,324	$9,983
5/15	$9,987	$10,545	$10,343	$9,972
6/15	$9,765	$10,300	$10,143	$9,852
7/15	$9,934	$10,485	$10,243	$9,801
8/15	$9,410	$9,791	$9,751	$9,659
9/15	$9,151	$9,430	$9,427	$9,405
10/15	$9,810	$10,177	$10,001	$9,656
11/15	$9,841	$10,126	$9,880	$9,412
12/15	$9,671	$9,948	$9,693	$9,211
1/16	$9,306	$9,353	$9,259	$9,055
2/16	$9,150	$9,284	$9,227	$9,090
3/16	$9,607	$9,914	$9,805	$9,571
4/16	$9,721	$10,071	$10,035	$9,934
5/16	$9,802	$10,127	$10,075	$9,942
6/16	$9,691	$10,014	$10,020	$9,994
7/16	$9,986	$10,437	$10,387	$10,255
8/16	$9,995	$10,445	$10,468	$10,468
9/16	$10,015	$10,501	$10,525	$10,526
10/16	$9,854	$10,298	$10,385	$10,506
11/16	$9,826	$10,446	$10,450	$10,414
12/16	$9,993	$10,696	$10,680	$10,604
1/17	$10,234	$10,954	$10,910	$10,783
2/17	$10,401	$11,258	$11,151	$10,908
3/17	$10,459	$11,378	$11,225	$10,900
4/17	$10,690	$11,546	$11,392	$11,062
5/17	$10,959	$11,790	$11,604	$11,217
6/17	$10,980	$11,836	$11,650	$11,264
7/17	$11,163	$12,119	$11,902	$11,458
8/17	$11,097	$12,136	$11,917	$11,470
9/17	$11,256	$12,408	$12,127	$11,568
10/17	$11,403	$12,643	$12,285	$11,594
11/17	$11,488	$12,917	$12,464	$11,609
12/17	$11,610	$13,092	$12,589	$11,649
1/18	$11,999	$13,783	$13,083	$11,813
2/18	$11,563	$13,212	$12,669	$11,654
3/18	$11,534	$12,924	$12,475	$11,616
4/18	$11,568	$13,072	$12,581	$11,650
5/18	$11,512	$13,154	$12,593	$11,547
6/18	$11,482	$13,148	$12,595	$11,564
7/18	$11,762	$13,559	$12,904	$11,702
8/18	$11,849	$13,726	$13,030	$11,760
9/18	$11,897	$13,803	$13,098	$11,814
10/18	$11,230	$12,789	$12,382	$11,579
11/18	$11,252	$12,935	$12,423	$11,444
12/18	$10,633	$11,951	$11,733	$11,244
1/19	$11,273	$12,881	$12,502	$11,725
2/19	$11,520	$13,268	$12,817	$11,916
3/19	$11,727	$13,443	$12,957	$11,997
4/19	$12,068	$13,919	$13,318	$12,160
5/19	$11,598	$13,116	$12,751	$11,984
6/19	$12,154	$13,980	$13,423	$12,324
7/19	$12,177	$14,050	$13,467	$12,326
8/19	$12,079	$13,762	$13,300	$12,357
9/19	$12,236	$14,055	$13,486	$12,363
10/19	$12,462	$14,413	$13,740	$12,444
11/19	$12,728	$14,814	$13,998	$12,468
12/19	$13,132	$15,258	$14,383	$12,753
1/20	$13,045	$15,165	$14,313	$12,719
2/20	$12,383	$13,883	$13,433	$12,484
3/20	$10,563	$12,046	$11,708	$10,971
4/20	$11,412	$13,362	$12,715	$11,442
5/20	$11,960	$14,007	$13,311	$11,945
6/20	$12,219	$14,378	$13,602	$12,106
7/20	$12,755	$15,066	$14,277	$12,746
8/20	$13,294	$16,072	$14,966	$12,921
9/20	$12,956	$15,518	$14,555	$12,737
10/20	$12,726	$15,042	$14,279	$12,773
11/20	$13,943	$16,965	$15,701	$13,373
12/20	$14,516	$17,684	$16,254	$13,666
1/21	$14,412	$17,509	$16,165	$13,705
2/21	$14,761	$17,957	$16,459	$13,764
3/21	$14,998	$18,555	$16,788	$13,700
4/21	$15,577	$19,418	$17,385	$13,909
5/21	$15,858	$19,698	$17,590	$14,004
6/21	$15,940	$19,992	$17,785	$14,060
7/21	$16,151	$20,350	$18,015	$14,112
8/21	$16,434	$20,856	$18,328	$14,161
9/21	$15,882	$19,990	$17,804	$14,096
10/21	$16,427	$21,122	$18,443	$14,059
11/21	$16,103	$20,660	$18,076	$13,830
12/21	$16,709	$21,543	$18,699	$14,096
1/22	$15,954	$20,403	$17,876	$13,708
2/22	$15,522	$19,887	$17,499	$13,526
3/22	$15,577	$20,432	$17,757	$13,406
4/22	$14,548	$18,735	$16,507	$12,779
5/22	$14,679	$18,749	$16,526	$12,803
6/22	$13,468	$17,125	$15,165	$11,849
7/22	$14,392	$18,485	$16,229	$12,477
8/22	$13,771	$17,712	$15,644	$12,161
9/22	$12,787	$16,066	$14,442	$11,590
10/22	$13,492	$17,219	$15,260	$11,922
11/22	$14,306	$18,417	$16,124	$12,309
12/22	$13,907	$17,634	$15,682	$12,316
1/23	$14,755	$18,882	$16,633	$12,832
2/23	$14,384	$18,428	$16,284	$12,636
3/23	$14,732	$18,998	$16,691	$12,813
4/23	$14,974	$19,331	$16,953	$12,970
5/23	$14,814	$19,138	$16,765	$12,800
6/23	$15,366	$20,295	$17,535	$13,043
7/23	$15,717	$20,977	$18,018	$13,255
8/23	$15,543	$20,476	$17,731	$13,240
9/23	$14,977	$19,593	$17,147	$13,054
10/23	$14,706	$19,024	$16,760	$12,916
11/23	$15,797	$20,808	$18,074	$13,560
12/23	$16,478	$21,829	$18,889	$14,072
1/24	$16,541	$22,091	$19,026	$14,049
2/24	$16,983	$23,028	$19,565	$14,080
3/24	$17,312	$23,768	$20,037	$14,210
4/24	$16,956	$22,885	$19,482	$14,066
5/24	$17,576	$23,907	$20,146	$14,269
6/24	$17,717	$24,393	$20,454	$14,353
7/24	$17,828	$24,823	$20,832	$14,641
8/24	$18,248	$25,479	$21,339	$14,941
9/24	$18,425	$25,946	$21,721	$15,197
10/24	$17,915	$25,431	$21,367	$15,049

Average Annual Total Returns (%)Footnote Reference1

Fund	1 Year	5 Years	10 Years
Class A	21.82%	7.52%	6.57%
Class A with 5.25% Maximum Sales Charge	15.44%	6.37%	6.00%
MSCI World Index (net of foreign withholding taxes)	33.68%	12.01%	9.77%
ICE BofA DM HY	16.52%	3.87%	4.17%
Blended IndexFootnote Reference2	27.49%	9.22%	7.88%
Footnote	Description
Footnote[1]	Effective December 7, 2015, the Fund changed its name and principal investment strategies. Performance prior to December 7, 2015 reflects the Fund’s performance under its former investment strategies. Please see the Fund's prospectus for further information.
Footnote[2]	Index consists of 65% MSCI World Index and 35% ICE BofA Developed Markets High Yield Ex-Subordinated Financial Index, rebalanced monthly.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$275,130,322
# of Portfolio Holdings	595
Portfolio Turnover Rate	108%
Total Advisory Fees Paid	$1,358,634

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Common Stocks
61.5%
Corporate Bonds
33.9%
Senior Floating-Rate Loans
2.4%
Short-Term Investments
1.6%
Other†
0.6%

Value	Value
OtherFootnote Reference†	0.6%
Short-Term Investments	1.6%
Senior Floating-Rate Loans	2.4%
Corporate Bonds	33.9%
Common Stocks	61.5%
Footnote	Description
Footnote†	Investment types less than 1% each

Top Ten Holdings (% of total investments)Footnote Referencea

Microsoft Corp.	2.6%
Eli Lilly & Co.	2.3%
NVIDIA Corp.	2.2%
Alphabet, Inc., Class C	2.1%
Amazon.com, Inc.	1.6%
Novo Nordisk AS, Class B	1.5%
Apple, Inc.	1.3%
EOG Resources, Inc.	1.2%
Compass Group PLC	1.1%
Schneider Electric SE	1.0%
Total	16.9%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

EDIAX-TSR-AR

Eaton Vance Global Income Builder Fund

Class C EDICX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Global Income Builder Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$212	1.92%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the MSCI World Index (the Index). The Fund’s custom benchmark is 65% MSCI World Index / 35% ICE BofA Developed Markets High Yield Ex-Subordinated Financial Index (the ICE BofA Index)

↓ The Fund’s common stock portfolio underperformed the Index and detracted from Index-relative returns during the period

↓ The Fund’s high yield bond allocation lagged the Index ― as well as the high yield market, as measured by the ICE BofA Index ― during the period

↓ The Fund’s allocation to bank loans underperformed the Index and detracted from Index-relative returns during the period

↓ The Fund’s preferred securities allocation underperformed the Index and the preferred market, as measured by the ICE BofA Fixed-Rate Preferred Securities Index

↓ The use of equity index futures contracts — a type of derivative — detracted from Index-relative returns. The Fund’s strategy of emphasizing dividend-paying stocks resulted in an overweight exposure to European equities and an underweight exposure to U.S. equities, both of which were hedged with futures contracts

↑ Among sectors, stock selections and underweight exposures to health care and consumer discretionary, and stock selections in industrials, helped returns

↑ Currency forwards ― a hedging tool used to help mitigate exposure to varying foreign exchange rates ― contributed to performance relative to the Index

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class C	MSCI World Index	Blended Index	ICE BofA DM HY
10/14	$10,000	$10,000	$10,000	$10,000
11/14	$10,098	$10,200	$10,109	$9,940
12/14	$9,877	$10,036	$9,940	$9,762
1/15	$9,793	$9,854	$9,802	$9,703
2/15	$10,276	$10,431	$10,255	$9,929
3/15	$10,231	$10,268	$10,103	$9,798
4/15	$10,328	$10,509	$10,324	$9,983
5/15	$10,488	$10,545	$10,343	$9,972
6/15	$10,247	$10,300	$10,143	$9,852
7/15	$10,419	$10,485	$10,243	$9,801
8/15	$9,858	$9,791	$9,751	$9,659
9/15	$9,590	$9,430	$9,427	$9,405
10/15	$10,269	$10,177	$10,001	$9,656
11/15	$10,296	$10,126	$9,880	$9,412
12/15	$10,102	$9,948	$9,693	$9,211
1/16	$9,717	$9,353	$9,259	$9,055
2/16	$9,558	$9,284	$9,227	$9,090
3/16	$10,021	$9,914	$9,805	$9,571
4/16	$10,148	$10,071	$10,035	$9,934
5/16	$10,214	$10,127	$10,075	$9,942
6/16	$10,091	$10,014	$10,020	$9,994
7/16	$10,396	$10,437	$10,387	$10,255
8/16	$10,398	$10,445	$10,468	$10,468
9/16	$10,413	$10,501	$10,525	$10,526
10/16	$10,238	$10,298	$10,385	$10,506
11/16	$10,202	$10,446	$10,450	$10,414
12/16	$10,372	$10,696	$10,680	$10,604
1/17	$10,617	$10,954	$10,910	$10,783
2/17	$10,785	$11,258	$11,151	$10,908
3/17	$10,839	$11,378	$11,225	$10,900
4/17	$11,061	$11,546	$11,392	$11,062
5/17	$11,335	$11,790	$11,604	$11,217
6/17	$11,349	$11,836	$11,650	$11,264
7/17	$11,534	$12,119	$11,902	$11,458
8/17	$11,457	$12,136	$11,917	$11,470
9/17	$11,617	$12,408	$12,127	$11,568
10/17	$11,749	$12,643	$12,285	$11,594
11/17	$11,829	$12,917	$12,464	$11,609
12/17	$11,963	$13,092	$12,589	$11,649
1/18	$12,347	$13,783	$13,083	$11,813
2/18	$11,899	$13,212	$12,669	$11,654
3/18	$11,848	$12,924	$12,475	$11,616
4/18	$11,877	$13,072	$12,581	$11,650
5/18	$11,812	$13,154	$12,593	$11,547
6/18	$11,788	$13,148	$12,595	$11,564
7/18	$12,070	$13,559	$12,904	$11,702
8/18	$12,152	$13,726	$13,030	$11,760
9/18	$12,195	$13,803	$13,098	$11,814
10/18	$11,496	$12,789	$12,382	$11,579
11/18	$11,511	$12,935	$12,423	$11,444
12/18	$10,865	$11,951	$11,733	$11,244
1/19	$11,517	$12,881	$12,502	$11,725
2/19	$11,765	$13,268	$12,817	$11,916
3/19	$11,972	$13,443	$12,957	$11,997
4/19	$12,302	$13,919	$13,318	$12,160
5/19	$11,811	$13,116	$12,751	$11,984
6/19	$12,377	$13,980	$13,423	$12,324
7/19	$12,392	$14,050	$13,467	$12,326
8/19	$12,283	$13,762	$13,300	$12,357
9/19	$12,438	$14,055	$13,486	$12,363
10/19	$12,661	$14,413	$13,740	$12,444
11/19	$12,928	$14,814	$13,998	$12,468
12/19	$13,320	$15,258	$14,383	$12,753
1/20	$13,222	$15,165	$14,313	$12,719
2/20	$12,536	$13,883	$13,433	$12,484
3/20	$10,691	$12,046	$11,708	$10,971
4/20	$11,553	$13,362	$12,715	$11,442
5/20	$12,093	$14,007	$13,311	$11,945
6/20	$12,351	$14,378	$13,602	$12,106
7/20	$12,891	$15,066	$14,277	$12,746
8/20	$13,420	$16,072	$14,966	$12,921
9/20	$13,066	$15,518	$14,555	$12,737
10/20	$12,825	$15,042	$14,279	$12,773
11/20	$14,057	$16,965	$15,701	$13,373
12/20	$14,617	$17,684	$16,254	$13,666
1/21	$14,517	$17,509	$16,165	$13,705
2/21	$14,864	$17,957	$16,459	$13,764
3/21	$15,082	$18,555	$16,788	$13,700
4/21	$15,646	$19,418	$17,385	$13,909
5/21	$15,938	$19,698	$17,590	$14,004
6/21	$15,995	$19,992	$17,785	$14,060
7/21	$16,200	$20,350	$18,015	$14,112
8/21	$16,478	$20,856	$18,328	$14,161
9/21	$15,906	$19,990	$17,804	$14,096
10/21	$16,449	$21,122	$18,443	$14,059
11/21	$16,111	$20,660	$18,076	$13,830
12/21	$16,715	$21,543	$18,699	$14,096
1/22	$15,955	$20,403	$17,876	$13,708
2/22	$15,508	$19,887	$17,499	$13,526
3/22	$15,555	$20,432	$17,757	$13,406
4/22	$14,522	$18,735	$16,507	$12,779
5/22	$14,645	$18,749	$16,526	$12,803
6/22	$13,412	$17,125	$15,165	$11,849
7/22	$14,335	$18,485	$16,229	$12,477
8/22	$13,701	$17,712	$15,644	$12,161
9/22	$12,710	$16,066	$14,442	$11,590
10/22	$13,413	$17,219	$15,260	$11,922
11/22	$14,207	$18,417	$16,124	$12,309
12/22	$13,813	$17,634	$15,682	$12,316
1/23	$14,641	$18,882	$16,633	$12,832
2/23	$14,258	$18,428	$16,284	$12,636
3/23	$14,600	$18,998	$16,691	$12,813
4/23	$14,832	$19,331	$16,953	$12,970
5/23	$14,664	$19,138	$16,765	$12,800
6/23	$15,190	$20,295	$17,535	$13,043
7/23	$15,534	$20,977	$18,018	$13,255
8/23	$15,364	$20,476	$17,731	$13,240
9/23	$14,789	$19,593	$17,147	$13,054
10/23	$14,509	$19,024	$16,760	$12,916
11/23	$15,572	$20,808	$18,074	$13,560
12/23	$16,240	$21,829	$18,889	$14,072
1/24	$16,303	$22,091	$19,026	$14,049
2/24	$16,717	$23,028	$19,565	$14,080
3/24	$17,033	$23,768	$20,037	$14,210
4/24	$16,668	$22,885	$19,482	$14,066
5/24	$17,258	$23,907	$20,146	$14,269
6/24	$17,387	$24,393	$20,454	$14,353
7/24	$17,485	$24,823	$20,832	$14,641
8/24	$17,889	$25,479	$21,339	$14,941
9/24	$18,052	$25,946	$21,721	$15,197
10/24	$17,809	$25,431	$21,367	$15,049

Average Annual Total Returns (%)Footnote Reference1

Fund	1 Year	5 Years	10 Years
Class C, with conversion to Class A after 8 years	20.96%	6.74%	5.94%
Class C, with 1% Maximum Deferred Sales Charge and conversion to Class A after 8 years	19.96%	6.74%	5.94%
MSCI World Index (net of foreign withholding taxes)	33.68%	12.01%	9.77%
ICE BofA DM HY	16.52%	3.87%	4.17%
Blended IndexFootnote Reference2	27.49%	9.22%	7.88%
Footnote	Description
Footnote[1]	Effective December 7, 2015, the Fund changed its name and principal investment strategies. Performance prior to December 7, 2015 reflects the Fund’s performance under its former investment strategies. Please see the Fund's prospectus for further information.
Footnote[2]	Index consists of 65% MSCI World Index and 35% ICE BofA Developed Markets High Yield Ex-Subordinated Financial Index, rebalanced monthly.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$275,130,322
# of Portfolio Holdings	595
Portfolio Turnover Rate	108%
Total Advisory Fees Paid	$1,358,634

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	0.6%
Short-Term Investments	1.6%
Senior Floating-Rate Loans	2.4%
Corporate Bonds	33.9%
Common Stocks	61.5%
Footnote	Description
Footnote†	Investment types less than 1% each

Top Ten Holdings (% of total investments)Footnote Referencea

Microsoft Corp.	2.6%
Eli Lilly & Co.	2.3%
NVIDIA Corp.	2.2%
Alphabet, Inc., Class C	2.1%
Amazon.com, Inc.	1.6%
Novo Nordisk AS, Class B	1.5%
Apple, Inc.	1.3%
EOG Resources, Inc.	1.2%
Compass Group PLC	1.1%
Schneider Electric SE	1.0%
Total	16.9%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

EDICX-TSR-AR

Eaton Vance Global Income Builder Fund

Class I EDIIX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Global Income Builder Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$102	0.92%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the MSCI World Index (the Index). The Fund’s custom benchmark is 65% MSCI World Index / 35% ICE BofA Developed Markets High Yield Ex-Subordinated Financial Index (the ICE BofA Index)

↓ The Fund’s common stock portfolio underperformed the Index and detracted from Index-relative returns during the period

↓ The Fund’s high yield bond allocation lagged the Index ― as well as the high yield market, as measured by the ICE BofA Index ― during the period

↓ The Fund’s allocation to bank loans underperformed the Index and detracted from Index-relative returns during the period

↓ The Fund’s preferred securities allocation underperformed the Index and the preferred market, as measured by the ICE BofA Fixed-Rate Preferred Securities Index

↓ The use of equity index futures contracts — a type of derivative — detracted from Index-relative returns. The Fund’s strategy of emphasizing dividend-paying stocks resulted in an overweight exposure to European equities and an underweight exposure to U.S. equities, both of which were hedged with futures contracts

↑ Among sectors, stock selections and underweight exposures to health care and consumer discretionary, and stock selections in industrials, helped returns

↑ Currency forwards ― a hedging tool used to help mitigate exposure to varying foreign exchange rates ― contributed to performance relative to the Index

Fund Performance

Comparison of the change in value of a $1,000,000 investment for the period indicated.

	Class I	MSCI World Index	Blended Index	ICE BofA DM HY
10/14	$1,000,000	$1,000,000	$1,000,000	$1,000,000
11/14	$1,010,549	$1,020,041	$1,010,932	$994,015
12/14	$990,241	$1,003,593	$993,986	$976,176
1/15	$981,859	$985,408	$980,179	$970,285
2/15	$1,030,863	$1,043,142	$1,025,520	$992,946
3/15	$1,027,140	$1,026,813	$1,010,349	$979,843
4/15	$1,037,837	$1,050,894	$1,032,417	$998,315
5/15	$1,054,623	$1,054,514	$1,034,343	$997,250
6/15	$1,030,918	$1,029,994	$1,014,325	$985,170
7/15	$1,050,236	$1,048,483	$1,024,338	$980,114
8/15	$994,543	$979,100	$975,088	$965,926
9/15	$967,392	$942,986	$942,725	$940,495
10/15	$1,037,392	$1,017,712	$1,000,108	$965,649
11/15	$1,040,960	$1,012,649	$988,002	$941,176
12/15	$1,022,162	$994,849	$969,344	$921,116
1/16	$984,764	$935,333	$925,895	$905,491
2/16	$968,445	$928,372	$922,661	$908,971
3/16	$1,017,122	$991,370	$980,467	$957,126
4/16	$1,029,520	$1,007,057	$1,003,548	$993,376
5/16	$1,038,288	$1,012,713	$1,007,485	$994,151
6/16	$1,026,768	$1,001,365	$1,002,001	$999,377
7/16	$1,058,398	$1,043,672	$1,038,679	$1,025,483
8/16	$1,059,510	$1,044,539	$1,046,793	$1,046,789
9/16	$1,061,967	$1,050,087	$1,052,457	$1,052,645
10/16	$1,046,416	$1,029,765	$1,038,509	$1,050,621
11/16	$1,042,424	$1,044,572	$1,045,021	$1,041,389
12/16	$1,060,259	$1,069,567	$1,067,958	$1,060,416
1/17	$1,086,088	$1,095,381	$1,091,000	$1,078,255
2/17	$1,104,159	$1,125,771	$1,115,106	$1,090,770
3/17	$1,110,558	$1,137,763	$1,122,542	$1,089,973
4/17	$1,134,098	$1,154,609	$1,139,211	$1,106,246
5/17	$1,164,218	$1,179,034	$1,160,445	$1,121,696
6/17	$1,166,727	$1,183,571	$1,165,044	$1,126,384
7/17	$1,186,453	$1,211,896	$1,190,179	$1,145,753
8/17	$1,179,727	$1,213,603	$1,191,734	$1,147,031
9/17	$1,196,923	$1,240,841	$1,212,659	$1,156,764
10/17	$1,212,844	$1,264,291	$1,228,505	$1,159,353
11/17	$1,222,127	$1,291,686	$1,246,363	$1,160,851
12/17	$1,235,456	$1,309,154	$1,258,851	$1,164,928
1/18	$1,275,784	$1,378,277	$1,308,262	$1,181,340
2/18	$1,230,996	$1,321,179	$1,266,865	$1,165,425
3/18	$1,226,761	$1,292,382	$1,247,469	$1,161,623
4/18	$1,232,031	$1,307,233	$1,258,069	$1,165,035
5/18	$1,225,006	$1,315,424	$1,259,307	$1,154,750
6/18	$1,223,473	$1,314,797	$1,259,549	$1,156,409
7/18	$1,253,624	$1,355,863	$1,290,395	$1,170,245
8/18	$1,263,157	$1,372,638	$1,302,978	$1,175,959
9/18	$1,268,558	$1,380,282	$1,309,817	$1,181,434
10/18	$1,197,591	$1,278,930	$1,238,174	$1,157,910
11/18	$1,198,925	$1,293,459	$1,242,269	$1,144,423
12/18	$1,134,470	$1,195,107	$1,173,282	$1,124,450
1/19	$1,203,123	$1,288,093	$1,250,165	$1,172,495
2/19	$1,229,735	$1,326,826	$1,281,714	$1,191,558
3/19	$1,252,170	$1,344,253	$1,295,712	$1,199,673
4/19	$1,288,882	$1,391,919	$1,331,764	$1,216,043
5/19	$1,237,504	$1,311,604	$1,275,068	$1,198,440
6/19	$1,298,697	$1,398,032	$1,342,322	$1,232,385
7/19	$1,301,411	$1,404,957	$1,346,742	$1,232,643
8/19	$1,289,830	$1,376,220	$1,329,988	$1,235,655
9/19	$1,306,928	$1,405,507	$1,348,634	$1,236,313
10/19	$1,331,347	$1,441,273	$1,374,037	$1,244,422
11/19	$1,361,653	$1,481,413	$1,399,839	$1,246,824
12/19	$1,403,677	$1,525,794	$1,438,275	$1,275,268
1/20	$1,394,695	$1,516,507	$1,431,271	$1,271,940
2/20	$1,324,055	$1,388,324	$1,343,349	$1,248,361
3/20	$1,130,744	$1,204,589	$1,170,817	$1,097,091
4/20	$1,222,040	$1,336,183	$1,271,536	$1,144,158
5/20	$1,281,202	$1,400,732	$1,331,053	$1,194,524
6/20	$1,307,727	$1,437,783	$1,360,223	$1,210,639
7/20	$1,367,090	$1,506,568	$1,427,674	$1,274,600
8/20	$1,423,729	$1,607,229	$1,496,553	$1,292,138
9/20	$1,389,171	$1,551,781	$1,455,522	$1,273,709
10/20	$1,364,827	$1,504,180	$1,427,937	$1,277,298
11/20	$1,495,755	$1,696,507	$1,570,089	$1,337,298
12/20	$1,556,110	$1,768,433	$1,625,384	$1,366,564
1/21	$1,546,750	$1,750,857	$1,616,503	$1,370,454
2/21	$1,584,523	$1,795,722	$1,645,862	$1,376,352
3/21	$1,610,298	$1,855,469	$1,678,803	$1,370,012
4/21	$1,671,313	$1,941,823	$1,738,532	$1,390,863
5/21	$1,703,409	$1,969,796	$1,758,961	$1,400,351
6/21	$1,712,633	$1,999,159	$1,778,492	$1,406,010
7/21	$1,735,656	$2,034,966	$1,801,503	$1,411,217
8/21	$1,766,473	$2,085,613	$1,832,848	$1,416,143
9/21	$1,707,560	$1,999,017	$1,780,412	$1,409,586
10/21	$1,764,881	$2,112,242	$1,844,312	$1,405,858
11/21	$1,732,063	$2,065,957	$1,807,562	$1,383,031
12/21	$1,797,687	$2,154,256	$1,869,943	$1,409,625
1/22	$1,716,693	$2,040,272	$1,787,583	$1,370,751
2/22	$1,669,060	$1,988,671	$1,749,918	$1,352,615
3/22	$1,676,886	$2,043,247	$1,775,712	$1,340,642
4/22	$1,566,314	$1,873,508	$1,650,719	$1,277,850
5/22	$1,580,780	$1,874,927	$1,652,645	$1,280,314
6/22	$1,448,872	$1,712,517	$1,516,469	$1,184,859
7/22	$1,550,443	$1,848,484	$1,622,860	$1,247,654
8/22	$1,483,776	$1,771,203	$1,564,401	$1,216,118
9/22	$1,377,832	$1,606,552	$1,444,152	$1,158,988
10/22	$1,454,278	$1,721,924	$1,526,032	$1,192,165
11/22	$1,542,382	$1,841,650	$1,612,366	$1,230,925
12/22	$1,499,653	$1,763,440	$1,568,153	$1,231,568
1/23	$1,591,557	$1,888,214	$1,663,267	$1,283,161
2/23	$1,550,188	$1,842,824	$1,628,396	$1,263,582
3/23	$1,589,804	$1,899,767	$1,669,081	$1,281,272
4/23	$1,614,524	$1,933,069	$1,695,258	$1,296,974
5/23	$1,599,324	$1,913,770	$1,676,482	$1,279,978
6/23	$1,657,561	$2,029,511	$1,753,547	$1,304,325
7/23	$1,697,561	$2,097,688	$1,801,807	$1,325,515
8/23	$1,679,026	$2,047,583	$1,773,109	$1,323,994
9/23	$1,618,167	$1,959,254	$1,714,657	$1,305,361
10/23	$1,589,257	$1,902,404	$1,675,981	$1,291,577
11/23	$1,705,905	$2,080,759	$1,807,372	$1,355,998
12/23	$1,781,821	$2,182,912	$1,888,921	$1,407,175
1/24	$1,788,648	$2,209,108	$1,902,582	$1,404,889
2/24	$1,836,845	$2,302,769	$1,956,484	$1,407,992
3/24	$1,872,876	$2,376,768	$2,003,698	$1,421,043
4/24	$1,833,042	$2,288,484	$1,948,182	$1,406,578
5/24	$1,900,617	$2,390,669	$2,014,592	$1,426,932
6/24	$1,916,410	$2,439,314	$2,045,356	$1,435,267
7/24	$1,928,802	$2,482,301	$2,083,189	$1,464,146
8/24	$1,974,640	$2,547,909	$2,133,884	$1,494,078
9/24	$1,994,200	$2,594,571	$2,172,073	$1,519,658
10/24	$1,941,048	$2,543,103	$2,136,686	$1,504,905

Average Annual Total Returns (%)Footnote Reference1

Fund	1 Year	5 Years	10 Years
Class I	22.14%	7.82%	6.85%
MSCI World Index (net of foreign withholding taxes)	33.68%	12.01%	9.77%
ICE BofA DM HY	16.52%	3.87%	4.17%
Blended IndexFootnote Reference2	27.49%	9.22%	7.88%
Footnote	Description
Footnote[1]	Effective December 7, 2015, the Fund changed its name and principal investment strategies. Performance prior to December 7, 2015 reflects the Fund’s performance under its former investment strategies. Please see the Fund's prospectus for further information.
Footnote[2]	Index consists of 65% MSCI World Index and 35% ICE BofA Developed Markets High Yield Ex-Subordinated Financial Index, rebalanced monthly.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$275,130,322
# of Portfolio Holdings	595
Portfolio Turnover Rate	108%
Total Advisory Fees Paid	$1,358,634

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	0.6%
Short-Term Investments	1.6%
Senior Floating-Rate Loans	2.4%
Corporate Bonds	33.9%
Common Stocks	61.5%
Footnote	Description
Footnote†	Investment types less than 1% each

Top Ten Holdings (% of total investments)Footnote Referencea

Microsoft Corp.	2.6%
Eli Lilly & Co.	2.3%
NVIDIA Corp.	2.2%
Alphabet, Inc., Class C	2.1%
Amazon.com, Inc.	1.6%
Novo Nordisk AS, Class B	1.5%
Apple, Inc.	1.3%
EOG Resources, Inc.	1.2%
Compass Group PLC	1.1%
Schneider Electric SE	1.0%
Total	16.9%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

EDIIX-TSR-AR

Eaton Vance Global Income Builder Fund

Class R EDIRX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Global Income Builder Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R	$157	1.42%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the MSCI World Index (the Index). The Fund’s custom benchmark is 65% MSCI World Index / 35% ICE BofA Developed Markets High Yield Ex-Subordinated Financial Index (the ICE BofA Index)

↓ The Fund’s common stock portfolio underperformed the Index and detracted from Index-relative returns during the period

↓ The Fund’s high yield bond allocation lagged the Index ― as well as the high yield market, as measured by the ICE BofA Index ― during the period

↓ The Fund’s allocation to bank loans underperformed the Index and detracted from Index-relative returns during the period

↓ The Fund’s preferred securities allocation underperformed the Index and the preferred market, as measured by the ICE BofA Fixed-Rate Preferred Securities Index

↓ The use of equity index futures contracts — a type of derivative — detracted from Index-relative returns. The Fund’s strategy of emphasizing dividend-paying stocks resulted in an overweight exposure to European equities and an underweight exposure to U.S. equities, both of which were hedged with futures contracts

↑ Among sectors, stock selections and underweight exposures to health care and consumer discretionary, and stock selections in industrials, helped returns

↑ Currency forwards ― a hedging tool used to help mitigate exposure to varying foreign exchange rates ― contributed to performance relative to the Index

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class R	MSCI World Index	Blended Index	ICE BofA DM HY
10/14	$10,000	$10,000	$10,000	$10,000
11/14	$10,101	$10,200	$10,109	$9,940
12/14	$9,888	$10,036	$9,940	$9,762
1/15	$9,805	$9,854	$9,802	$9,703
2/15	$10,301	$10,431	$10,255	$9,929
3/15	$10,248	$10,268	$10,103	$9,798
4/15	$10,362	$10,509	$10,324	$9,983
5/15	$10,513	$10,545	$10,343	$9,972
6/15	$10,281	$10,300	$10,143	$9,852
7/15	$10,469	$10,485	$10,243	$9,801
8/15	$9,906	$9,791	$9,751	$9,659
9/15	$9,631	$9,430	$9,427	$9,405
10/15	$10,325	$10,177	$10,001	$9,656
11/15	$10,343	$10,126	$9,880	$9,412
12/15	$10,171	$9,948	$9,693	$9,211
1/16	$9,786	$9,353	$9,259	$9,055
2/16	$9,619	$9,284	$9,227	$9,090
3/16	$10,098	$9,914	$9,805	$9,571
4/16	$10,229	$10,071	$10,035	$9,934
5/16	$10,298	$10,127	$10,075	$9,942
6/16	$10,179	$10,014	$10,020	$9,994
7/16	$10,489	$10,437	$10,387	$10,255
8/16	$10,496	$10,445	$10,468	$10,468
9/16	$10,515	$10,501	$10,525	$10,526
10/16	$10,343	$10,298	$10,385	$10,506
11/16	$10,312	$10,446	$10,450	$10,414
12/16	$10,484	$10,696	$10,680	$10,604
1/17	$10,735	$10,954	$10,910	$10,783
2/17	$10,909	$11,258	$11,151	$10,908
3/17	$10,968	$11,378	$11,225	$10,900
4/17	$11,195	$11,546	$11,392	$11,062
5/17	$11,488	$11,790	$11,604	$11,217
6/17	$11,509	$11,836	$11,650	$11,264
7/17	$11,698	$12,119	$11,902	$11,458
8/17	$11,626	$12,136	$11,917	$11,470
9/17	$11,778	$12,408	$12,127	$11,568
10/17	$11,941	$12,643	$12,285	$11,594
11/17	$12,014	$12,917	$12,464	$11,609
12/17	$12,153	$13,092	$12,589	$11,649
1/18	$12,545	$13,783	$13,083	$11,813
2/18	$12,099	$13,212	$12,669	$11,654
3/18	$12,052	$12,924	$12,475	$11,616
4/18	$12,098	$13,072	$12,581	$11,650
5/18	$12,038	$13,154	$12,593	$11,547
6/18	$12,004	$13,148	$12,595	$11,564
7/18	$12,294	$13,559	$12,904	$11,702
8/18	$12,382	$13,726	$13,030	$11,760
9/18	$12,430	$13,803	$13,098	$11,814
10/18	$11,729	$12,789	$12,382	$11,579
11/18	$11,736	$12,935	$12,423	$11,444
12/18	$11,085	$11,951	$11,733	$11,244
1/19	$11,752	$12,881	$12,502	$11,725
2/19	$12,007	$13,268	$12,817	$11,916
3/19	$12,221	$13,443	$12,957	$11,997
4/19	$12,574	$13,919	$13,318	$12,160
5/19	$12,080	$13,116	$12,751	$11,984
6/19	$12,660	$13,980	$13,423	$12,324
7/19	$12,695	$14,050	$13,467	$12,326
8/19	$12,576	$13,762	$13,300	$12,357
9/19	$12,738	$14,055	$13,486	$12,363
10/19	$12,970	$14,413	$13,740	$12,444
11/19	$13,260	$14,814	$13,998	$12,468
12/19	$13,664	$15,258	$14,383	$12,753
1/20	$13,571	$15,165	$14,313	$12,719
2/20	$12,878	$13,883	$13,433	$12,484
3/20	$10,989	$12,046	$11,708	$10,971
4/20	$11,872	$13,362	$12,715	$11,442
5/20	$12,428	$14,007	$13,311	$11,945
6/20	$12,695	$14,378	$13,602	$12,106
7/20	$13,251	$15,066	$14,277	$12,746
8/20	$13,810	$16,072	$14,966	$12,921
9/20	$13,454	$15,518	$14,555	$12,737
10/20	$13,212	$15,042	$14,279	$12,773
11/20	$14,477	$16,965	$15,701	$13,373
12/20	$15,071	$17,684	$16,254	$13,666
1/21	$14,960	$17,509	$16,165	$13,705
2/21	$15,320	$17,957	$16,459	$13,764
3/21	$15,563	$18,555	$16,788	$13,700
4/21	$16,148	$19,418	$17,385	$13,909
5/21	$16,453	$19,698	$17,590	$14,004
6/21	$16,520	$19,992	$17,785	$14,060
7/21	$16,736	$20,350	$18,015	$14,112
8/21	$17,028	$20,856	$18,328	$14,161
9/21	$16,450	$19,990	$17,804	$14,096
10/21	$17,012	$21,122	$18,443	$14,059
11/21	$16,688	$20,660	$18,076	$13,830
12/21	$17,300	$21,543	$18,699	$14,096
1/22	$16,513	$20,403	$17,876	$13,708
2/22	$16,059	$19,887	$17,499	$13,526
3/22	$16,113	$20,432	$17,757	$13,406
4/22	$15,057	$18,735	$16,507	$12,779
5/22	$15,175	$18,749	$16,526	$12,803
6/22	$13,914	$17,125	$15,165	$11,849
7/22	$14,885	$18,485	$16,229	$12,477
8/22	$14,238	$17,712	$15,644	$12,161
9/22	$13,202	$16,066	$14,442	$11,590
10/22	$13,946	$17,219	$15,260	$11,922
11/22	$14,786	$18,417	$16,124	$12,309
12/22	$14,369	$17,634	$15,682	$12,316
1/23	$15,246	$18,882	$16,633	$12,832
2/23	$14,842	$18,428	$16,284	$12,636
3/23	$15,200	$18,998	$16,691	$12,813
4/23	$15,446	$19,331	$16,953	$12,970
5/23	$15,294	$19,138	$16,765	$12,800
6/23	$15,846	$20,295	$17,535	$13,043
7/23	$16,207	$20,977	$18,018	$13,255
8/23	$16,023	$20,476	$17,731	$13,240
9/23	$15,434	$19,593	$17,147	$13,054
10/23	$15,151	$19,024	$16,760	$12,916
11/23	$16,276	$20,808	$18,074	$13,560
12/23	$16,976	$21,829	$18,889	$14,072
1/24	$17,041	$22,091	$19,026	$14,049
2/24	$17,495	$23,028	$19,565	$14,080
3/24	$17,831	$23,768	$20,037	$14,210
4/24	$17,461	$22,885	$19,482	$14,066
5/24	$18,081	$23,907	$20,146	$14,269
6/24	$18,223	$24,393	$20,454	$14,353
7/24	$18,333	$24,823	$20,832	$14,641
8/24	$18,763	$25,479	$21,339	$14,941
9/24	$18,941	$25,946	$21,721	$15,197
10/24	$18,430	$25,431	$21,367	$15,049

Average Annual Total Returns (%)Footnote Reference1

Fund	1 Year	5 Years	10 Years
Class R	21.64%	7.27%	6.30%
MSCI World Index (net of foreign withholding taxes)	33.68%	12.01%	9.77%
ICE BofA DM HY	16.52%	3.87%	4.17%
Blended IndexFootnote Reference2	27.49%	9.22%	7.88%
Footnote	Description
Footnote[1]	Effective December 7, 2015, the Fund changed its name and principal investment strategies. Performance prior to December 7, 2015 reflects the Fund’s performance under its former investment strategies. Please see the Fund's prospectus for further information.
Footnote[2]	Index consists of 65% MSCI World Index and 35% ICE BofA Developed Markets High Yield Ex-Subordinated Financial Index, rebalanced monthly.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$275,130,322
# of Portfolio Holdings	595
Portfolio Turnover Rate	108%
Total Advisory Fees Paid	$1,358,634

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	0.6%
Short-Term Investments	1.6%
Senior Floating-Rate Loans	2.4%
Corporate Bonds	33.9%
Common Stocks	61.5%
Footnote	Description
Footnote†	Investment types less than 1% each

Top Ten Holdings (% of total investments)Footnote Referencea

Microsoft Corp.	2.6%
Eli Lilly & Co.	2.3%
NVIDIA Corp.	2.2%
Alphabet, Inc., Class C	2.1%
Amazon.com, Inc.	1.6%
Novo Nordisk AS, Class B	1.5%
Apple, Inc.	1.3%
EOG Resources, Inc.	1.2%
Compass Group PLC	1.1%
Schneider Electric SE	1.0%
Total	16.9%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

EDIRX-TSR-AR

Eaton Vance Global Macro Absolute Return Advantage Fund

Class A EGRAX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Global Macro Absolute Return Advantage Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$233	2.22%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and Global Macro Absolute Return Advantage Portfolio, the Portfolio in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) absolute performance:

↑ A long exposure to Egyptian local bonds contributed to returns during a period marked by positive reforms, International Monetary Fund (IMF) support, and regional support amid the Israel-Hamas conflict

↑ A long exposure to Surinamese sovereign credit contributed to performance following a debt restructuring that significantly reduced debt service obligations

↑ A long exposure to Uzbekistani local bonds, which benefited from perceptions of strengthening political institutions, contributed to returns during the period

↓ In contrast, a short exposure to South African sovereign credit detracted from returns as national elections resulted in a new coalition government expected to focus on structural reforms that may increase economic growth in South Africa

↓ Optimism about South Africa’s new government caused the South African rand to strengthen, and a short position in the currency detracted from performance

↓ Derivatives — led by credit-default swaps used to manage credit exposures and foreign exchange forwards used to manage currency exposures — hurt returns

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class A with Maximum Sales Charge	Bloomberg Global Aggregate Index (USD Hedged)	ICE BofA 3-Month U.S. Treasury Bill Index
10/14	$10,000	$10,000	$10,000
11/14	$9,789	$10,094	$10,000
12/14	$9,728	$10,146	$10,000
1/15	$9,945	$10,335	$10,001
2/15	$10,034	$10,274	$10,001
3/15	$10,024	$10,333	$10,001
4/15	$10,053	$10,275	$10,001
5/15	$10,112	$10,233	$10,001
6/15	$9,994	$10,106	$10,001
7/15	$10,063	$10,206	$10,001
8/15	$9,925	$10,179	$10,002
9/15	$9,698	$10,239	$10,002
10/15	$9,955	$10,272	$10,002
11/15	$10,093	$10,277	$10,002
12/15	$10,101	$10,249	$10,006
1/16	$9,954	$10,399	$10,006
2/16	$9,954	$10,499	$10,008
3/16	$10,122	$10,586	$10,013
4/16	$10,154	$10,604	$10,016
5/16	$10,258	$10,648	$10,016
6/16	$10,321	$10,851	$10,020
7/16	$10,353	$10,916	$10,023
8/16	$10,615	$10,910	$10,025
9/16	$10,657	$10,909	$10,030
10/16	$10,678	$10,803	$10,032
11/16	$10,531	$10,625	$10,034
12/16	$10,664	$10,654	$10,038
1/17	$10,696	$10,615	$10,043
2/17	$10,717	$10,706	$10,047
3/17	$10,951	$10,701	$10,049
4/17	$11,036	$10,774	$10,055
5/17	$11,090	$10,837	$10,060
6/17	$11,132	$10,806	$10,069
7/17	$11,058	$10,842	$10,077
8/17	$11,164	$10,941	$10,087
9/17	$11,153	$10,890	$10,096
10/17	$11,239	$10,936	$10,105
11/17	$11,281	$10,953	$10,113
12/17	$11,249	$10,977	$10,124
1/18	$11,391	$10,899	$10,136
2/18	$11,325	$10,875	$10,146
3/18	$11,304	$10,965	$10,160
4/18	$11,150	$10,924	$10,173
5/18	$10,997	$10,965	$10,189
6/18	$10,844	$10,985	$10,206
7/18	$10,866	$10,988	$10,222
8/18	$10,614	$11,022	$10,240
9/18	$10,559	$10,980	$10,256
10/18	$10,406	$10,958	$10,274
11/18	$10,297	$11,012	$10,295
12/18	$10,275	$11,171	$10,314
1/19	$10,472	$11,289	$10,334
2/19	$10,570	$11,303	$10,353
3/19	$10,527	$11,505	$10,376
4/19	$10,516	$11,512	$10,395
5/19	$10,614	$11,678	$10,419
6/19	$10,866	$11,842	$10,442
7/19	$11,085	$11,935	$10,461
8/19	$10,975	$12,205	$10,482
9/19	$11,183	$12,149	$10,501
10/19	$11,216	$12,128	$10,521
11/19	$11,468	$12,114	$10,534
12/19	$11,758	$12,089	$10,549
1/20	$11,872	$12,307	$10,563
2/20	$11,792	$12,458	$10,579
3/20	$10,551	$12,264	$10,610
4/20	$11,120	$12,462	$10,611
5/20	$11,564	$12,498	$10,611
6/20	$11,735	$12,560	$10,612
7/20	$11,689	$12,697	$10,614
8/20	$11,951	$12,605	$10,615
9/20	$11,883	$12,651	$10,616
10/20	$11,906	$12,652	$10,617
11/20	$12,111	$12,724	$10,618
12/20	$12,286	$12,763	$10,620
1/21	$12,370	$12,695	$10,621
2/21	$12,358	$12,498	$10,621
3/21	$12,238	$12,448	$10,622
4/21	$12,358	$12,481	$10,622
5/21	$12,490	$12,509	$10,623
6/21	$12,574	$12,570	$10,622
7/21	$12,550	$12,726	$10,623
8/21	$12,646	$12,700	$10,623
9/21	$12,622	$12,580	$10,624
10/21	$12,562	$12,548	$10,623
11/21	$12,490	$12,637	$10,624
12/21	$12,698	$12,586	$10,625
1/22	$12,598	$12,388	$10,624
2/22	$12,484	$12,223	$10,626
3/22	$12,246	$11,960	$10,629
4/22	$12,459	$11,638	$10,630
5/22	$12,258	$11,622	$10,638
6/22	$11,919	$11,446	$10,640
7/22	$11,655	$11,738	$10,645
8/22	$12,032	$11,431	$10,663
9/22	$11,806	$11,064	$10,689
10/22	$11,931	$11,026	$10,706
11/22	$12,233	$11,307	$10,741
12/22	$12,406	$11,174	$10,779
1/23	$12,709	$11,431	$10,813
2/23	$12,748	$11,249	$10,848
3/23	$12,695	$11,498	$10,895
4/23	$12,709	$11,557	$10,929
5/23	$12,932	$11,512	$10,972
6/23	$13,208	$11,505	$11,022
7/23	$13,221	$11,509	$11,066
8/23	$13,247	$11,494	$11,116
9/23	$13,050	$11,296	$11,167
10/23	$13,024	$11,216	$11,217
11/23	$13,142	$11,602	$11,267
12/23	$13,411	$11,972	$11,320
1/24	$13,533	$11,949	$11,368
2/24	$13,736	$11,867	$11,415
3/24	$14,062	$11,974	$11,466
4/24	$13,980	$11,781	$11,515
5/24	$14,251	$11,885	$11,571
6/24	$14,156	$11,989	$11,618
7/24	$14,360	$12,220	$11,670
8/24	$14,278	$12,354	$11,726
9/24	$14,387	$12,497	$11,777
10/24	$14,280	$12,328	$11,821

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class A	9.63%	4.94%	3.97%
Class A with 3.25% Maximum Sales Charge	6.10%	4.26%	3.62%
Bloomberg Global Aggregate Index (USD Hedged) Footnote Reference1	9.92%	0.33%	2.11%
ICE BofA 3-Month U.S. Treasury Bill Index	5.39%	2.36%	1.69%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund's primary benchmark to represent the overall applicable market, the Fund's primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$2,000,380,118
# of Portfolio Holdings (including derivatives) (for Global Macro Absolute Return Advantage Portfolio)	1,178
Portfolio Turnover Rate (for Global Macro Absolute Return Advantage Portfolio)	129%
Total Advisory Fees Paid	$17,503,621

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

References to the Fund's investments are the Fund's pro rata share of the investments of Global Macro Absolute Return Advantage Portfolio, an affiliated investment company in which the Fund invests substantially all of its assets.

Asset Allocation (% of total investments)

Sovereign Government Bonds
56.0%
Short-Term Investments
19.9%
Common Stocks
7.4%
Foreign Corporate Bonds
5.0%
Collateralized Mortgage Obligations
4.2%
Sovereign Loans
3.3%
Insurance Linked Securities
1.7%
Loan Participation Notes
1.2%
Other†
1.3%

Value	Value
OtherFootnote Reference†	1.3%
Loan Participation Notes	1.2%
Insurance Linked Securities	1.7%
Sovereign Loans	3.3%
Collateralized Mortgage Obligations	4.2%
Foreign Corporate Bonds	5.0%
Common Stocks	7.4%
Short-Term Investments	19.9%
Sovereign Government Bonds	56.0%
Footnote	Description
Footnote†	Investment types less than 1% each

Foreign Currency Exposure (% of net assets)Footnote Reference*

Egypt	15.6%
Uzbekistan	8.2%
Singapore	5.0%
Serbia	4.6%
Iceland	4.5%
Dominican Republic	4.2%
India	4.1%
Other	33.8%
Total Long Exposure	80.0%
South Africa	(4.2)%
Philippines	(5.1)%
Euro	(18.4)%
Other	(14.7)%
Total Short Exposure	(42.4)%
Footnote	Description
Footnote*	Currency exposures include all foreign exchange denominated assets and currency derivatives.

Material Fund Changes

This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by March 1, 2025 at www.eatonvance.com/open-end-mutual-fund-documents.php or upon request by contacting us at 1-800-262-1122.

The net expense ratio increased from the prior year primarily due to an increase in interest expense and fees related to short sales and financing activities.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

EGRAX-TSR-AR

Eaton Vance Global Macro Absolute Return Advantage Fund

Class C EGRCX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Global Macro Absolute Return Advantage Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$310	2.97%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and Global Macro Absolute Return Advantage Portfolio, the Portfolio in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) absolute performance:

↑ A long exposure to Egyptian local bonds contributed to returns during a period marked by positive reforms, International Monetary Fund (IMF) support, and regional support amid the Israel-Hamas conflict

↑ A long exposure to Surinamese sovereign credit contributed to performance following a debt restructuring that significantly reduced debt service obligations

↑ A long exposure to Uzbekistani local bonds, which benefited from perceptions of strengthening political institutions, contributed to returns during the period

↓ In contrast, a short exposure to South African sovereign credit detracted from returns as national elections resulted in a new coalition government expected to focus on structural reforms that may increase economic growth in South Africa

↓ Optimism about South Africa’s new government caused the South African rand to strengthen, and a short position in the currency detracted from performance

↓ Derivatives — led by credit-default swaps used to manage credit exposures and foreign exchange forwards used to manage currency exposures — hurt returns

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class C	Bloomberg Global Aggregate Index (USD Hedged)	ICE BofA 3-Month U.S. Treasury Bill Index
10/14	$10,000	$10,000	$10,000
11/14	$10,111	$10,094	$10,000
12/14	$10,039	$10,146	$10,000
1/15	$10,256	$10,335	$10,001
2/15	$10,338	$10,274	$10,001
3/15	$10,328	$10,333	$10,001
4/15	$10,349	$10,275	$10,001
5/15	$10,411	$10,233	$10,001
6/15	$10,277	$10,106	$10,001
7/15	$10,349	$10,206	$10,001
8/15	$10,194	$10,179	$10,002
9/15	$9,957	$10,239	$10,002
10/15	$10,215	$10,272	$10,002
11/15	$10,349	$10,277	$10,002
12/15	$10,349	$10,249	$10,006
1/16	$10,185	$10,399	$10,006
2/16	$10,196	$10,499	$10,008
3/16	$10,349	$10,586	$10,013
4/16	$10,382	$10,604	$10,016
5/16	$10,480	$10,648	$10,016
6/16	$10,535	$10,851	$10,020
7/16	$10,567	$10,916	$10,023
8/16	$10,829	$10,910	$10,025
9/16	$10,862	$10,909	$10,030
10/16	$10,873	$10,803	$10,032
11/16	$10,720	$10,625	$10,034
12/16	$10,853	$10,654	$10,038
1/17	$10,886	$10,615	$10,043
2/17	$10,897	$10,706	$10,047
3/17	$11,129	$10,701	$10,049
4/17	$11,206	$10,774	$10,055
5/17	$11,250	$10,837	$10,060
6/17	$11,294	$10,806	$10,069
7/17	$11,206	$10,842	$10,077
8/17	$11,316	$10,941	$10,087
9/17	$11,294	$10,890	$10,096
10/17	$11,371	$10,936	$10,105
11/17	$11,415	$10,953	$10,113
12/17	$11,365	$10,977	$10,124
1/18	$11,501	$10,899	$10,136
2/18	$11,433	$10,875	$10,146
3/18	$11,399	$10,965	$10,160
4/18	$11,241	$10,924	$10,173
5/18	$11,083	$10,965	$10,189
6/18	$10,926	$10,985	$10,206
7/18	$10,937	$10,988	$10,222
8/18	$10,666	$11,022	$10,240
9/18	$10,621	$10,980	$10,256
10/18	$10,452	$10,958	$10,274
11/18	$10,339	$11,012	$10,295
12/18	$10,317	$11,171	$10,314
1/19	$10,497	$11,289	$10,334
2/19	$10,587	$11,303	$10,353
3/19	$10,542	$11,505	$10,376
4/19	$10,531	$11,512	$10,395
5/19	$10,621	$11,678	$10,419
6/19	$10,869	$11,842	$10,442
7/19	$11,083	$11,935	$10,461
8/19	$10,971	$12,205	$10,482
9/19	$11,162	$12,149	$10,501
10/19	$11,196	$12,128	$10,521
11/19	$11,433	$12,114	$10,534
12/19	$11,719	$12,089	$10,549
1/20	$11,824	$12,307	$10,563
2/20	$11,742	$12,458	$10,579
3/20	$10,499	$12,264	$10,610
4/20	$11,057	$12,462	$10,611
5/20	$11,498	$12,498	$10,611
6/20	$11,661	$12,560	$10,612
7/20	$11,603	$12,697	$10,614
8/20	$11,858	$12,605	$10,615
9/20	$11,789	$12,651	$10,616
10/20	$11,789	$12,652	$10,617
11/20	$11,986	$12,724	$10,618
12/20	$12,154	$12,763	$10,620
1/21	$12,227	$12,695	$10,621
2/21	$12,215	$12,498	$10,621
3/21	$12,094	$12,448	$10,622
4/21	$12,191	$12,481	$10,622
5/21	$12,324	$12,509	$10,623
6/21	$12,397	$12,570	$10,622
7/21	$12,373	$12,726	$10,623
8/21	$12,458	$12,700	$10,623
9/21	$12,422	$12,580	$10,624
10/21	$12,361	$12,548	$10,623
11/21	$12,288	$12,637	$10,624
12/21	$12,478	$12,586	$10,625
1/22	$12,377	$12,388	$10,624
2/22	$12,263	$12,223	$10,626
3/22	$12,011	$11,960	$10,629
4/22	$12,213	$11,638	$10,630
5/22	$12,011	$11,622	$10,638
6/22	$11,670	$11,446	$10,640
7/22	$11,418	$11,738	$10,645
8/22	$11,771	$11,431	$10,663
9/22	$11,544	$11,064	$10,689
10/22	$11,658	$11,026	$10,706
11/22	$11,948	$11,307	$10,741
12/22	$12,116	$11,174	$10,779
1/23	$12,391	$11,431	$10,813
2/23	$12,430	$11,249	$10,848
3/23	$12,364	$11,498	$10,895
4/23	$12,364	$11,557	$10,929
5/23	$12,587	$11,512	$10,972
6/23	$12,836	$11,505	$11,022
7/23	$12,849	$11,509	$11,066
8/23	$12,875	$11,494	$11,116
9/23	$12,666	$11,296	$11,167
10/23	$12,626	$11,216	$11,217
11/23	$12,744	$11,602	$11,267
12/23	$12,992	$11,972	$11,320
1/24	$13,113	$11,949	$11,368
2/24	$13,287	$11,867	$11,415
3/24	$13,595	$11,974	$11,466
4/24	$13,501	$11,781	$11,515
5/24	$13,755	$11,885	$11,571
6/24	$13,662	$11,989	$11,618
7/24	$13,849	$12,220	$11,670
8/24	$13,755	$12,354	$11,726
9/24	$13,863	$12,497	$11,777
10/24	$13,951	$12,328	$11,821

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class C, with conversion to Class A after 8 years	8.84%	4.18%	3.38%
Class C, with 1% Maximum Deferred Sales Charge and conversion to Class A after 8 years	7.84%	4.18%	3.38%
Bloomberg Global Aggregate Index (USD Hedged) Footnote Reference1	9.92%	0.33%	2.11%
ICE BofA 3-Month U.S. Treasury Bill Index	5.39%	2.36%	1.69%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund's primary benchmark to represent the overall applicable market, the Fund's primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$2,000,380,118
# of Portfolio Holdings (including derivatives) (for Global Macro Absolute Return Advantage Portfolio)	1,178
Portfolio Turnover Rate (for Global Macro Absolute Return Advantage Portfolio)	129%
Total Advisory Fees Paid	$17,503,621

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

References to the Fund's investments are the Fund's pro rata share of the investments of Global Macro Absolute Return Advantage Portfolio, an affiliated investment company in which the Fund invests substantially all of its assets.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	1.3%
Loan Participation Notes	1.2%
Insurance Linked Securities	1.7%
Sovereign Loans	3.3%
Collateralized Mortgage Obligations	4.2%
Foreign Corporate Bonds	5.0%
Common Stocks	7.4%
Short-Term Investments	19.9%
Sovereign Government Bonds	56.0%
Footnote	Description
Footnote†	Investment types less than 1% each

Foreign Currency Exposure (% of net assets)Footnote Reference*

Egypt	15.6%
Uzbekistan	8.2%
Singapore	5.0%
Serbia	4.6%
Iceland	4.5%
Dominican Republic	4.2%
India	4.1%
Other	33.8%
Total Long Exposure	80.0%
South Africa	(4.2)%
Philippines	(5.1)%
Euro	(18.4)%
Other	(14.7)%
Total Short Exposure	(42.4)%
Footnote	Description
Footnote*	Currency exposures include all foreign exchange denominated assets and currency derivatives.

Material Fund Changes

This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by March 1, 2025 at www.eatonvance.com/open-end-mutual-fund-documents.php or upon request by contacting us at 1-800-262-1122.

The net expense ratio increased from the prior year primarily due to an increase in interest expense and fees related to short sales and financing activities.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

EGRCX-TSR-AR

Eaton Vance Global Macro Absolute Return Advantage Fund

Class I EGRIX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Global Macro Absolute Return Advantage Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$207	1.97%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and Global Macro Absolute Return Advantage Portfolio, the Portfolio in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) absolute performance:

↑ A long exposure to Egyptian local bonds contributed to returns during a period marked by positive reforms, International Monetary Fund (IMF) support, and regional support amid the Israel-Hamas conflict

↑ A long exposure to Surinamese sovereign credit contributed to performance following a debt restructuring that significantly reduced debt service obligations

↑ A long exposure to Uzbekistani local bonds, which benefited from perceptions of strengthening political institutions, contributed to returns during the period

↓ In contrast, a short exposure to South African sovereign credit detracted from returns as national elections resulted in a new coalition government expected to focus on structural reforms that may increase economic growth in South Africa

↓ Optimism about South Africa’s new government caused the South African rand to strengthen, and a short position in the currency detracted from performance

↓ Derivatives — led by credit-default swaps used to manage credit exposures and foreign exchange forwards used to manage currency exposures — hurt returns

Fund Performance

Comparison of the change in value of a $1,000,000 investment for the period indicated.

	Class I	Bloomberg Global Aggregate Index (USD Hedged)	ICE BofA 3-Month U.S. Treasury Bill Index
10/14	$1,000,000	$1,000,000	$1,000,000
11/14	$1,011,696	$1,009,390	$1,000,016
12/14	$1,005,868	$1,014,616	$1,000,020
1/15	$1,029,119	$1,033,538	$1,000,052
2/15	$1,038,217	$1,027,432	$1,000,052
3/15	$1,037,206	$1,033,319	$1,000,054
4/15	$1,040,239	$1,027,542	$1,000,075
5/15	$1,047,316	$1,023,282	$1,000,084
6/15	$1,035,185	$1,010,633	$1,000,107
7/15	$1,043,272	$1,020,643	$1,000,061
8/15	$1,029,119	$1,017,884	$1,000,210
9/15	$1,005,868	$1,023,921	$1,000,235
10/15	$1,032,152	$1,027,242	$1,000,162
11/15	$1,046,305	$1,027,715	$1,000,222
12/15	$1,048,222	$1,024,934	$1,000,551
1/16	$1,032,046	$1,039,927	$1,000,581
2/16	$1,033,124	$1,049,923	$1,000,825
3/16	$1,050,379	$1,058,566	$1,001,283
4/16	$1,053,614	$1,060,364	$1,001,553
5/16	$1,065,477	$1,064,846	$1,001,631
6/16	$1,071,947	$1,085,116	$1,002,008
7/16	$1,076,261	$1,091,600	$1,002,298
8/16	$1,103,222	$1,091,043	$1,002,477
9/16	$1,107,535	$1,090,913	$1,002,971
10/16	$1,110,771	$1,080,335	$1,003,222
11/16	$1,095,673	$1,062,492	$1,003,397
12/16	$1,109,678	$1,065,404	$1,003,824
1/17	$1,114,068	$1,061,523	$1,004,267
2/17	$1,116,263	$1,070,610	$1,004,684
3/17	$1,140,411	$1,070,116	$1,004,858
4/17	$1,150,289	$1,077,373	$1,005,532
5/17	$1,155,777	$1,083,662	$1,006,039
6/17	$1,160,167	$1,080,629	$1,006,886
7/17	$1,152,484	$1,084,181	$1,007,743
8/17	$1,164,558	$1,094,062	$1,008,687
9/17	$1,163,460	$1,089,011	$1,009,551
10/17	$1,172,241	$1,093,604	$1,010,453
11/17	$1,177,729	$1,095,298	$1,011,293
12/17	$1,173,789	$1,097,747	$1,012,416
1/18	$1,189,651	$1,089,910	$1,013,626
2/18	$1,182,853	$1,087,453	$1,014,584
3/18	$1,180,587	$1,096,469	$1,016,007
4/18	$1,164,725	$1,092,389	$1,017,335
5/18	$1,148,863	$1,096,470	$1,018,888
6/18	$1,133,001	$1,098,514	$1,020,602
7/18	$1,136,400	$1,098,815	$1,022,201
8/18	$1,109,208	$1,102,192	$1,024,044
9/18	$1,104,676	$1,097,976	$1,025,617
10/18	$1,088,814	$1,095,830	$1,027,391
11/18	$1,077,484	$1,101,192	$1,029,499
12/18	$1,075,898	$1,117,098	$1,031,394
1/19	$1,096,305	$1,128,930	$1,033,427
2/19	$1,106,509	$1,130,287	$1,035,267
3/19	$1,103,107	$1,150,531	$1,037,578
4/19	$1,101,974	$1,151,216	$1,039,530
5/19	$1,113,311	$1,167,782	$1,041,902
6/19	$1,139,386	$1,184,156	$1,044,208
7/19	$1,162,061	$1,193,474	$1,046,102
8/19	$1,151,857	$1,220,540	$1,048,248
9/19	$1,173,398	$1,214,884	$1,050,079
10/19	$1,177,933	$1,212,787	$1,052,099
11/19	$1,204,008	$1,211,364	$1,053,411
12/19	$1,235,095	$1,208,881	$1,054,915
1/20	$1,246,903	$1,230,696	$1,056,324
2/20	$1,238,637	$1,245,759	$1,057,886
3/20	$1,108,751	$1,226,371	$1,060,976
4/20	$1,168,971	$1,246,224	$1,061,058
5/20	$1,216,202	$1,249,757	$1,061,076
6/20	$1,233,914	$1,255,994	$1,061,212
7/20	$1,230,372	$1,269,719	$1,061,422
8/20	$1,257,530	$1,260,518	$1,061,504
9/20	$1,250,445	$1,265,123	$1,061,630
10/20	$1,252,807	$1,265,215	$1,061,740
11/20	$1,274,061	$1,272,434	$1,061,834
12/20	$1,293,305	$1,276,343	$1,061,952
1/21	$1,303,302	$1,269,497	$1,062,052
2/21	$1,302,052	$1,249,750	$1,062,142
3/21	$1,290,806	$1,244,826	$1,062,218
4/21	$1,302,052	$1,248,080	$1,062,234
5/21	$1,317,047	$1,250,866	$1,062,256
6/21	$1,325,794	$1,256,967	$1,062,217
7/21	$1,324,544	$1,272,589	$1,062,271
8/21	$1,334,541	$1,270,039	$1,062,313
9/21	$1,332,042	$1,258,049	$1,062,371
10/21	$1,327,044	$1,254,759	$1,062,327
11/21	$1,319,546	$1,263,709	$1,062,398
12/21	$1,340,753	$1,258,584	$1,062,474
1/22	$1,331,579	$1,238,810	$1,062,426
2/22	$1,319,783	$1,222,332	$1,062,562
3/22	$1,293,571	$1,195,983	$1,062,890
4/22	$1,317,162	$1,163,839	$1,063,039
5/22	$1,297,503	$1,162,238	$1,063,771
6/22	$1,260,806	$1,144,599	$1,064,003
7/22	$1,234,593	$1,173,753	$1,064,549
8/22	$1,273,912	$1,143,112	$1,066,267
9/22	$1,250,321	$1,106,415	$1,068,920
10/22	$1,263,427	$1,102,628	$1,070,598
11/22	$1,296,192	$1,130,727	$1,074,051
12/22	$1,314,787	$1,117,382	$1,077,938
1/23	$1,347,760	$1,143,118	$1,081,314
2/23	$1,351,882	$1,124,885	$1,084,843
3/23	$1,345,012	$1,149,829	$1,089,509
4/23	$1,347,760	$1,155,749	$1,092,938
5/23	$1,372,490	$1,151,199	$1,097,219
6/23	$1,401,341	$1,150,512	$1,102,240
7/23	$1,404,088	$1,150,884	$1,106,629
8/23	$1,406,836	$1,149,438	$1,111,626
9/23	$1,384,854	$1,129,616	$1,116,720
10/23	$1,382,107	$1,121,595	$1,121,708
11/23	$1,395,845	$1,160,159	$1,126,744
12/23	$1,424,779	$1,197,236	$1,131,996
1/24	$1,438,984	$1,194,889	$1,136,833
2/24	$1,458,871	$1,186,690	$1,141,490
3/24	$1,495,805	$1,197,391	$1,146,616
4/24	$1,485,861	$1,178,112	$1,151,536
5/24	$1,515,692	$1,188,537	$1,157,062
6/24	$1,505,748	$1,198,850	$1,161,780
7/24	$1,527,056	$1,222,010	$1,166,984
8/24	$1,518,533	$1,235,395	$1,172,567
9/24	$1,531,318	$1,249,730	$1,177,654
10/24	$1,519,954	$1,232,819	$1,182,127

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class I	9.97%	5.22%	4.27%
Bloomberg Global Aggregate Index (USD Hedged) Footnote Reference1	9.92%	0.33%	2.11%
ICE BofA 3-Month U.S. Treasury Bill Index	5.39%	2.36%	1.69%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund's primary benchmark to represent the overall applicable market, the Fund's primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$2,000,380,118
# of Portfolio Holdings (including derivatives) (for Global Macro Absolute Return Advantage Portfolio)	1,178
Portfolio Turnover Rate (for Global Macro Absolute Return Advantage Portfolio)	129%
Total Advisory Fees Paid	$17,503,621

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

References to the Fund's investments are the Fund's pro rata share of the investments of Global Macro Absolute Return Advantage Portfolio, an affiliated investment company in which the Fund invests substantially all of its assets.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	1.3%
Loan Participation Notes	1.2%
Insurance Linked Securities	1.7%
Sovereign Loans	3.3%
Collateralized Mortgage Obligations	4.2%
Foreign Corporate Bonds	5.0%
Common Stocks	7.4%
Short-Term Investments	19.9%
Sovereign Government Bonds	56.0%
Footnote	Description
Footnote†	Investment types less than 1% each

Foreign Currency Exposure (% of net assets)Footnote Reference*

Egypt	15.6%
Uzbekistan	8.2%
Singapore	5.0%
Serbia	4.6%
Iceland	4.5%
Dominican Republic	4.2%
India	4.1%
Other	33.8%
Total Long Exposure	80.0%
South Africa	(4.2)%
Philippines	(5.1)%
Euro	(18.4)%
Other	(14.7)%
Total Short Exposure	(42.4)%
Footnote	Description
Footnote*	Currency exposures include all foreign exchange denominated assets and currency derivatives.

Material Fund Changes

This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by March 1, 2025 at www.eatonvance.com/open-end-mutual-fund-documents.php or upon request by contacting us at 1-800-262-1122.

The net expense ratio increased from the prior year primarily due to an increase in interest expense and fees related to short sales and financing activities.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

EGRIX-TSR-AR

Eaton Vance Global Macro Absolute Return Advantage Fund

Class R EGRRX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Global Macro Absolute Return Advantage Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R	$259	2.47%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and Global Macro Absolute Return Advantage Portfolio, the Portfolio in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) absolute performance:

↑ A long exposure to Egyptian local bonds contributed to returns during a period marked by positive reforms, International Monetary Fund (IMF) support, and regional support amid the Israel-Hamas conflict

↑ A long exposure to Surinamese sovereign credit contributed to performance following a debt restructuring that significantly reduced debt service obligations

↑ A long exposure to Uzbekistani local bonds, which benefited from perceptions of strengthening political institutions, contributed to returns during the period

↓ In contrast, a short exposure to South African sovereign credit detracted from returns as national elections resulted in a new coalition government expected to focus on structural reforms that may increase economic growth in South Africa

↓ Optimism about South Africa’s new government caused the South African rand to strengthen, and a short position in the currency detracted from performance

↓ Derivatives — led by credit-default swaps used to manage credit exposures and foreign exchange forwards used to manage currency exposures — hurt returns

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class R	Bloomberg Global Aggregate Index (USD Hedged)	ICE BofA 3-Month U.S. Treasury Bill Index
10/14	$10,000	$10,000	$10,000
11/14	$10,119	$10,094	$10,000
12/14	$10,055	$10,146	$10,000
1/15	$10,281	$10,335	$10,001
2/15	$10,373	$10,274	$10,001
3/15	$10,352	$10,333	$10,001
4/15	$10,373	$10,275	$10,001
5/15	$10,445	$10,233	$10,001
6/15	$10,311	$10,106	$10,001
7/15	$10,393	$10,206	$10,001
8/15	$10,250	$10,179	$10,002
9/15	$10,014	$10,239	$10,002
10/15	$10,270	$10,272	$10,002
11/15	$10,414	$10,277	$10,002
12/15	$10,416	$10,249	$10,006
1/16	$10,263	$10,399	$10,006
2/16	$10,274	$10,499	$10,008
3/16	$10,438	$10,586	$10,013
4/16	$10,471	$10,604	$10,016
5/16	$10,580	$10,648	$10,016
6/16	$10,634	$10,851	$10,020
7/16	$10,667	$10,916	$10,023
8/16	$10,940	$10,910	$10,025
9/16	$10,973	$10,909	$10,030
10/16	$10,995	$10,803	$10,032
11/16	$10,842	$10,625	$10,034
12/16	$10,985	$10,654	$10,038
1/17	$11,018	$10,615	$10,043
2/17	$11,030	$10,706	$10,047
3/17	$11,273	$10,701	$10,049
4/17	$11,361	$10,774	$10,055
5/17	$11,406	$10,837	$10,060
6/17	$11,461	$10,806	$10,069
7/17	$11,372	$10,842	$10,077
8/17	$11,483	$10,941	$10,087
9/17	$11,472	$10,890	$10,096
10/17	$11,549	$10,936	$10,105
11/17	$11,605	$10,953	$10,113
12/17	$11,565	$10,977	$10,124
1/18	$11,713	$10,899	$10,136
2/18	$11,644	$10,875	$10,146
3/18	$11,610	$10,965	$10,160
4/18	$11,451	$10,924	$10,173
5/18	$11,293	$10,965	$10,189
6/18	$11,134	$10,985	$10,206
7/18	$11,156	$10,988	$10,222
8/18	$10,895	$11,022	$10,240
9/18	$10,839	$10,980	$10,256
10/18	$10,680	$10,958	$10,274
11/18	$10,566	$11,012	$10,295
12/18	$10,544	$11,171	$10,314
1/19	$10,736	$11,289	$10,334
2/19	$10,839	$11,303	$10,353
3/19	$10,793	$11,505	$10,376
4/19	$10,782	$11,512	$10,395
5/19	$10,884	$11,678	$10,419
6/19	$11,134	$11,842	$10,442
7/19	$11,361	$11,935	$10,461
8/19	$11,247	$12,205	$10,482
9/19	$11,451	$12,149	$10,501
10/19	$11,486	$12,128	$10,521
11/19	$11,747	$12,114	$10,534
12/19	$12,042	$12,089	$10,549
1/20	$12,148	$12,307	$10,563
2/20	$12,077	$12,458	$10,579
3/20	$10,794	$12,264	$10,610
4/20	$11,383	$12,462	$10,611
5/20	$11,830	$12,498	$10,611
6/20	$12,007	$12,560	$10,612
7/20	$11,959	$12,697	$10,614
8/20	$12,230	$12,605	$10,615
9/20	$12,148	$12,651	$10,616
10/20	$12,171	$12,652	$10,617
11/20	$12,371	$12,724	$10,618
12/20	$12,551	$12,763	$10,620
1/21	$12,638	$12,695	$10,621
2/21	$12,625	$12,498	$10,621
3/21	$12,501	$12,448	$10,622
4/21	$12,613	$12,481	$10,622
5/21	$12,749	$12,509	$10,623
6/21	$12,836	$12,570	$10,622
7/21	$12,811	$12,726	$10,623
8/21	$12,911	$12,700	$10,623
9/21	$12,873	$12,580	$10,624
10/21	$12,824	$12,548	$10,623
11/21	$12,749	$12,637	$10,624
12/21	$12,949	$12,586	$10,625
1/22	$12,846	$12,388	$10,624
2/22	$12,729	$12,223	$10,626
3/22	$12,482	$11,960	$10,629
4/22	$12,703	$11,638	$10,630
5/22	$12,495	$11,622	$10,638
6/22	$12,145	$11,446	$10,640
7/22	$11,885	$11,738	$10,645
8/22	$12,262	$11,431	$10,663
9/22	$12,028	$11,064	$10,689
10/22	$12,145	$11,026	$10,706
11/22	$12,456	$11,307	$10,741
12/22	$12,631	$11,174	$10,779
1/23	$12,942	$11,431	$10,813
2/23	$12,969	$11,249	$10,848
3/23	$12,915	$11,498	$10,895
4/23	$12,929	$11,557	$10,929
5/23	$13,159	$11,512	$10,972
6/23	$13,430	$11,505	$11,022
7/23	$13,444	$11,509	$11,066
8/23	$13,471	$11,494	$11,116
9/23	$13,254	$11,296	$11,167
10/23	$13,227	$11,216	$11,217
11/23	$13,349	$11,602	$11,267
12/23	$13,620	$11,972	$11,320
1/24	$13,745	$11,949	$11,368
2/24	$13,941	$11,867	$11,415
3/24	$14,276	$11,974	$11,466
4/24	$14,178	$11,781	$11,515
5/24	$14,457	$11,885	$11,571
6/24	$14,359	$11,989	$11,618
7/24	$14,555	$12,220	$11,670
8/24	$14,471	$12,354	$11,726
9/24	$14,583	$12,497	$11,777
10/24	$14,471	$12,328	$11,821

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class R	9.41%	4.72%	3.76%
Bloomberg Global Aggregate Index (USD Hedged) Footnote Reference1	9.92%	0.33%	2.11%
ICE BofA 3-Month U.S. Treasury Bill Index	5.39%	2.36%	1.69%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund's primary benchmark to represent the overall applicable market, the Fund's primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$2,000,380,118
# of Portfolio Holdings (including derivatives) (for Global Macro Absolute Return Advantage Portfolio)	1,178
Portfolio Turnover Rate (for Global Macro Absolute Return Advantage Portfolio)	129%
Total Advisory Fees Paid	$17,503,621

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

References to the Fund's investments are the Fund's pro rata share of the investments of Global Macro Absolute Return Advantage Portfolio, an affiliated investment company in which the Fund invests substantially all of its assets.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	1.3%
Loan Participation Notes	1.2%
Insurance Linked Securities	1.7%
Sovereign Loans	3.3%
Collateralized Mortgage Obligations	4.2%
Foreign Corporate Bonds	5.0%
Common Stocks	7.4%
Short-Term Investments	19.9%
Sovereign Government Bonds	56.0%
Footnote	Description
Footnote†	Investment types less than 1% each

Foreign Currency Exposure (% of net assets)Footnote Reference*

Egypt	15.6%
Uzbekistan	8.2%
Singapore	5.0%
Serbia	4.6%
Iceland	4.5%
Dominican Republic	4.2%
India	4.1%
Other	33.8%
Total Long Exposure	80.0%
South Africa	(4.2)%
Philippines	(5.1)%
Euro	(18.4)%
Other	(14.7)%
Total Short Exposure	(42.4)%
Footnote	Description
Footnote*	Currency exposures include all foreign exchange denominated assets and currency derivatives.

Material Fund Changes

This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by March 1, 2025 at www.eatonvance.com/open-end-mutual-fund-documents.php or upon request by contacting us at 1-800-262-1122.

The net expense ratio increased from the prior year primarily due to an increase in interest expense and fees related to short sales and financing activities.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

EGRRX-TSR-AR

Eaton Vance Global Macro Absolute Return Advantage Fund

Class R6 EGRSX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Global Macro Absolute Return Advantage Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$204	1.94%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and Global Macro Absolute Return Advantage Portfolio, the Portfolio in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) absolute performance:

↑ A long exposure to Egyptian local bonds contributed to returns during a period marked by positive reforms, International Monetary Fund (IMF) support, and regional support amid the Israel-Hamas conflict

↑ A long exposure to Surinamese sovereign credit contributed to performance following a debt restructuring that significantly reduced debt service obligations

↑ A long exposure to Uzbekistani local bonds, which benefited from perceptions of strengthening political institutions, contributed to returns during the period

↓ In contrast, a short exposure to South African sovereign credit detracted from returns as national elections resulted in a new coalition government expected to focus on structural reforms that may increase economic growth in South Africa

↓ Optimism about South Africa’s new government caused the South African rand to strengthen, and a short position in the currency detracted from performance

↓ Derivatives — led by credit-default swaps used to manage credit exposures and foreign exchange forwards used to manage currency exposures — hurt returns

Fund Performance

Comparison of the change in value of a $5,000,000 investment for the period indicated.

	Class R6	Bloomberg Global Aggregate Index (USD Hedged)	ICE BofA 3-Month U.S. Treasury Bill Index
10/14	$5,000,000	$5,000,000	$5,000,000
11/14	$5,058,480	$5,046,951	$5,000,080
12/14	$5,029,339	$5,073,079	$5,000,102
1/15	$5,145,595	$5,167,692	$5,000,261
2/15	$5,191,087	$5,137,159	$5,000,261
3/15	$5,186,032	$5,166,595	$5,000,268
4/15	$5,201,196	$5,137,708	$5,000,377
5/15	$5,236,579	$5,116,411	$5,000,421
6/15	$5,175,923	$5,053,167	$5,000,537
7/15	$5,216,360	$5,103,215	$5,000,305
8/15	$5,145,595	$5,089,420	$5,001,051
9/15	$5,029,339	$5,119,605	$5,001,175
10/15	$5,160,759	$5,136,209	$5,000,812
11/15	$5,231,524	$5,138,574	$5,001,109
12/15	$5,241,111	$5,124,669	$5,002,755
1/16	$5,160,230	$5,199,636	$5,002,907
2/16	$5,165,622	$5,249,613	$5,004,125
3/16	$5,251,896	$5,292,831	$5,006,416
4/16	$5,268,072	$5,301,818	$5,007,765
5/16	$5,327,385	$5,324,230	$5,008,156
6/16	$5,359,737	$5,425,582	$5,010,041
7/16	$5,381,306	$5,457,997	$5,011,491
8/16	$5,516,108	$5,455,215	$5,012,383
9/16	$5,537,676	$5,454,564	$5,014,855
10/16	$5,553,853	$5,401,676	$5,016,110
11/16	$5,478,363	$5,312,462	$5,016,987
12/16	$5,548,388	$5,327,019	$5,019,118
1/17	$5,570,340	$5,307,615	$5,021,337
2/17	$5,581,316	$5,353,052	$5,023,418
3/17	$5,702,053	$5,350,582	$5,024,288
4/17	$5,751,445	$5,386,867	$5,027,659
5/17	$5,778,885	$5,418,309	$5,030,196
6/17	$5,806,325	$5,403,144	$5,034,430
7/17	$5,767,909	$5,420,906	$5,038,715
8/17	$5,822,789	$5,470,308	$5,043,435
9/17	$5,822,789	$5,445,056	$5,047,756
10/17	$5,866,694	$5,468,021	$5,052,266
11/17	$5,894,134	$5,476,492	$5,056,463
12/17	$5,876,901	$5,488,734	$5,062,082
1/18	$5,961,909	$5,449,551	$5,068,129
2/18	$5,933,573	$5,437,264	$5,072,921
3/18	$5,916,572	$5,482,344	$5,080,033
4/18	$5,842,898	$5,461,946	$5,086,674
5/18	$5,763,557	$5,482,352	$5,094,439
6/18	$5,684,216	$5,492,570	$5,103,009
7/18	$5,701,218	$5,494,075	$5,111,005
8/18	$5,565,204	$5,510,960	$5,120,220
9/18	$5,542,536	$5,489,879	$5,128,087
10/18	$5,463,195	$5,479,151	$5,136,953
11/18	$5,406,522	$5,505,959	$5,147,495
12/18	$5,398,655	$5,585,490	$5,156,971
1/19	$5,495,161	$5,644,652	$5,167,135
2/19	$5,551,929	$5,651,434	$5,176,336
3/19	$5,529,221	$5,752,654	$5,187,892
4/19	$5,529,221	$5,756,081	$5,197,651
5/19	$5,585,990	$5,838,908	$5,209,512
6/19	$5,716,556	$5,920,780	$5,221,039
7/19	$5,830,093	$5,967,369	$5,230,508
8/19	$5,779,001	$6,102,699	$5,241,238
9/19	$5,886,861	$6,074,421	$5,250,395
10/19	$5,903,891	$6,063,934	$5,260,494
11/19	$6,040,135	$6,056,821	$5,267,055
12/19	$6,196,418	$6,044,403	$5,274,574
1/20	$6,255,601	$6,153,482	$5,281,621
2/20	$6,220,091	$6,228,796	$5,289,429
3/20	$5,563,164	$6,131,855	$5,304,879
4/20	$5,864,995	$6,231,122	$5,305,292
5/20	$6,107,644	$6,248,783	$5,305,379
6/20	$6,196,418	$6,279,968	$5,306,061
7/20	$6,172,745	$6,348,594	$5,307,112
8/20	$6,314,783	$6,302,590	$5,307,518
9/20	$6,279,274	$6,325,614	$5,308,149
10/20	$6,291,110	$6,326,075	$5,308,700
11/20	$6,397,639	$6,362,170	$5,309,171
12/20	$6,495,227	$6,381,717	$5,309,758
1/21	$6,539,114	$6,347,486	$5,310,258
2/21	$6,539,114	$6,248,749	$5,310,708
3/21	$6,476,418	$6,224,130	$5,311,092
4/21	$6,539,114	$6,240,401	$5,311,172
5/21	$6,608,078	$6,254,330	$5,311,281
6/21	$6,658,235	$6,284,833	$5,311,085
7/21	$6,651,965	$6,362,944	$5,311,353
8/21	$6,702,121	$6,350,196	$5,311,563
9/21	$6,689,582	$6,290,243	$5,311,853
10/21	$6,664,504	$6,273,794	$5,311,636
11/21	$6,626,887	$6,318,547	$5,311,991
12/21	$6,736,792	$6,292,921	$5,312,368
1/22	$6,690,695	$6,194,051	$5,312,129
2/22	$6,631,427	$6,111,660	$5,312,810
3/22	$6,499,720	$5,979,915	$5,314,449
4/22	$6,618,256	$5,819,195	$5,315,196
5/22	$6,512,891	$5,811,190	$5,318,857
6/22	$6,335,087	$5,722,997	$5,320,017
7/22	$6,196,795	$5,868,767	$5,322,743
8/22	$6,400,940	$5,715,559	$5,331,334
9/22	$6,282,404	$5,532,075	$5,344,602
10/22	$6,341,672	$5,513,141	$5,352,990
11/22	$6,512,891	$5,653,633	$5,370,252
12/22	$6,605,212	$5,586,909	$5,389,690
1/23	$6,771,033	$5,715,590	$5,406,568
2/23	$6,791,760	$5,624,426	$5,424,215
3/23	$6,757,214	$5,749,144	$5,447,545
4/23	$6,771,033	$5,778,743	$5,464,692
5/23	$6,895,399	$5,755,993	$5,486,094
6/23	$7,040,492	$5,752,558	$5,511,201
7/23	$7,054,311	$5,754,420	$5,533,146
8/23	$7,068,129	$5,747,190	$5,558,130
9/23	$6,957,582	$5,648,079	$5,583,600
10/23	$6,950,672	$5,607,977	$5,608,540
11/23	$7,019,765	$5,800,796	$5,633,719
12/23	$7,164,408	$5,986,179	$5,659,979
1/24	$7,228,759	$5,974,446	$5,684,165
2/24	$7,336,011	$5,933,451	$5,707,452
3/24	$7,514,763	$5,986,956	$5,733,081
4/24	$7,464,713	$5,890,562	$5,757,680
5/24	$7,614,865	$5,942,685	$5,785,310
6/24	$7,564,814	$5,994,250	$5,808,902
7/24	$7,679,216	$6,110,052	$5,834,922
8/24	$7,636,315	$6,176,973	$5,862,835
9/24	$7,700,666	$6,248,650	$5,888,268
10/24	$7,643,465	$6,164,093	$5,910,635

Average Annual Total Returns (%)Footnote Reference1

Fund	1 Year	5 Years	10 Years
Class R6	9.97%	5.29%	4.33%
Bloomberg Global Aggregate Index (USD Hedged) Footnote Reference2	9.92%	0.33%	2.11%
ICE BofA 3-Month U.S. Treasury Bill Index	5.39%	2.36%	1.69%
Footnote	Description
Footnote[1]	Class R6 performance prior to 5/31/17 is linked to Class I. This linked performance is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the Financial Highlights included in the financial statements is not linked.
Footnote[2]	In accordance with regulatory changes requiring the Fund's primary benchmark to represent the overall applicable market, the Fund's primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$2,000,380,118
# of Portfolio Holdings (including derivatives) (for Global Macro Absolute Return Advantage Portfolio)	1,178
Portfolio Turnover Rate (for Global Macro Absolute Return Advantage Portfolio)	129%
Total Advisory Fees Paid	$17,503,621

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

References to the Fund's investments are the Fund's pro rata share of the investments of Global Macro Absolute Return Advantage Portfolio, an affiliated investment company in which the Fund invests substantially all of its assets.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	1.3%
Loan Participation Notes	1.2%
Insurance Linked Securities	1.7%
Sovereign Loans	3.3%
Collateralized Mortgage Obligations	4.2%
Foreign Corporate Bonds	5.0%
Common Stocks	7.4%
Short-Term Investments	19.9%
Sovereign Government Bonds	56.0%
Footnote	Description
Footnote†	Investment types less than 1% each

Foreign Currency Exposure (% of net assets)Footnote Reference*

Egypt	15.6%
Uzbekistan	8.2%
Singapore	5.0%
Serbia	4.6%
Iceland	4.5%
Dominican Republic	4.2%
India	4.1%
Other	33.8%
Total Long Exposure	80.0%
South Africa	(4.2)%
Philippines	(5.1)%
Euro	(18.4)%
Other	(14.7)%
Total Short Exposure	(42.4)%
Footnote	Description
Footnote*	Currency exposures include all foreign exchange denominated assets and currency derivatives.

Material Fund Changes

This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by March 1, 2025 at www.eatonvance.com/open-end-mutual-fund-documents.php or upon request by contacting us at 1-800-262-1122.

The net expense ratio increased from the prior year primarily due to an increase in interest expense and fees related to short sales and financing activities.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

EGRSX-TSR-AR

Eaton Vance Multi-Asset Credit Fund

Class A EAAMX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Multi-Asset Credit Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$101	0.95%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance relative to the Fund’s Blended Index (the Index):

↓ Among Fund allocations to floating-rate loans, selections in the health care providers & services, and electronic equipment, instruments & components industries hurt returns ― the largest loan detractor being an overweight position in an appliance component manufacturer that entered Chapter 11 bankruptcy

↓ An underweight exposure to high yield bonds ― which outperformed the Index during the period ― detracted from returns relative to the Index

↓ During a period of strong performance by floating-rate loans and high yield bonds, the Fund’s modest cash position detracted from Index-relative returns

↑ An underweight exposure to floating-rate loans, which underperformed the Blended Index during the period, contributed to Fund returns versus the Index

↑ Out-of-Index exposures to collateralized loan obligations, mortgage-backed securities, commercial mortgage-backed securities, investment-grade corporate bonds, and emerging-market corporate bonds contributed to returns versus the Index during the period

↑ Within the Fund’s high yield bond allocation, selections in the diversified media, capital goods, and diversified financial services industries helped returns

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class A with Maximum Sales Charge	Bloomberg U.S. Universal Index	Blended Index	ICE BofA DM HY ex-Sub Financials Hgd	Morningstar® LSTA® US Leveraged Loan Index℠
10/14	$10,000	$10,000	$10,000	$10,000	$10,000
11/14	$9,780	$10,054	$10,003	$9,957	$10,050
12/14	$9,684	$10,036	$9,877	$9,830	$9,924
1/15	$9,848	$10,227	$9,930	$9,903	$9,956
2/15	$9,994	$10,167	$10,115	$10,133	$10,097
3/15	$9,997	$10,209	$10,110	$10,084	$10,134
4/15	$10,076	$10,197	$10,210	$10,192	$10,228
5/15	$10,115	$10,180	$10,234	$10,221	$10,247
6/15	$9,903	$10,066	$10,133	$10,061	$10,204
7/15	$9,971	$10,125	$10,116	$10,028	$10,203
8/15	$9,598	$10,095	$9,999	$9,867	$10,132
9/15	$9,433	$10,134	$9,841	$9,620	$10,066
10/15	$9,739	$10,167	$9,969	$9,886	$10,048
11/15	$9,719	$10,130	$9,839	$9,716	$9,960
12/15	$9,617	$10,079	$9,666	$9,477	$9,855
1/16	$9,506	$10,190	$9,564	$9,337	$9,791
2/16	$9,536	$10,263	$9,556	$9,371	$9,739
3/16	$9,872	$10,388	$9,898	$9,784	$10,008
4/16	$9,964	$10,459	$10,176	$10,139	$10,206
5/16	$9,954	$10,467	$10,252	$10,201	$10,297
6/16	$10,111	$10,652	$10,297	$10,287	$10,300
7/16	$10,346	$10,739	$10,501	$10,548	$10,447
8/16	$10,346	$10,751	$10,657	$10,781	$10,525
9/16	$10,354	$10,753	$10,727	$10,831	$10,616
10/16	$10,251	$10,682	$10,794	$10,876	$10,704
11/16	$10,170	$10,442	$10,787	$10,833	$10,732
12/16	$10,324	$10,473	$10,956	$11,047	$10,856
1/17	$10,458	$10,510	$11,056	$11,187	$10,917
2/17	$10,593	$10,591	$11,165	$11,353	$10,972
3/17	$10,679	$10,588	$11,161	$11,335	$10,981
4/17	$10,783	$10,675	$11,249	$11,465	$11,029
5/17	$10,948	$10,758	$11,320	$11,568	$11,069
6/17	$10,937	$10,749	$11,328	$11,588	$11,064
7/17	$11,072	$10,802	$11,430	$11,717	$11,140
8/17	$11,145	$10,895	$11,431	$11,725	$11,135
9/17	$11,195	$10,857	$11,502	$11,825	$11,179
10/17	$11,289	$10,870	$11,568	$11,890	$11,246
11/17	$11,393	$10,854	$11,558	$11,854	$11,259
12/17	$11,491	$10,901	$11,596	$11,885	$11,303
1/18	$11,713	$10,797	$11,688	$11,959	$11,412
2/18	$11,385	$10,694	$11,651	$11,861	$11,435
3/18	$11,372	$10,748	$11,640	$11,804	$11,467
4/18	$11,393	$10,676	$11,705	$11,888	$11,514
5/18	$11,372	$10,735	$11,708	$11,873	$11,534
6/18	$11,315	$10,719	$11,727	$11,899	$11,547
7/18	$11,465	$10,741	$11,842	$12,044	$11,633
8/18	$11,443	$10,794	$11,905	$12,123	$11,679
9/18	$11,443	$10,748	$11,977	$12,187	$11,760
10/18	$11,390	$10,658	$11,888	$12,009	$11,756
11/18	$11,280	$10,706	$11,769	$11,878	$11,650
12/18	$11,119	$10,874	$11,511	$11,660	$11,353
1/19	$11,450	$11,024	$11,897	$12,144	$11,642
2/19	$11,613	$11,036	$12,097	$12,360	$11,828
3/19	$11,673	$11,235	$12,149	$12,488	$11,807
4/19	$11,800	$11,251	$12,337	$12,668	$12,002
5/19	$11,761	$11,423	$12,250	$12,516	$11,976
6/19	$11,925	$11,585	$12,415	$12,823	$12,005
7/19	$12,015	$11,619	$12,500	$12,896	$12,101
8/19	$12,053	$11,882	$12,515	$12,961	$12,068
9/19	$12,098	$11,830	$12,559	$12,994	$12,124
10/19	$12,098	$11,869	$12,542	$13,016	$12,070
11/19	$12,177	$11,866	$12,607	$13,075	$12,141
12/19	$12,378	$11,884	$12,829	$13,327	$12,334
1/20	$12,418	$12,097	$12,867	$13,331	$12,403
2/20	$12,227	$12,278	$12,682	$13,123	$12,239
3/20	$10,682	$12,039	$11,139	$11,554	$10,725
4/20	$11,101	$12,280	$11,629	$12,050	$11,208
5/20	$11,556	$12,394	$12,092	$12,552	$11,634
6/20	$11,658	$12,498	$12,232	$12,699	$11,766
7/20	$11,919	$12,717	$12,605	$13,226	$11,996
8/20	$12,065	$12,644	$12,768	$13,371	$12,176
9/20	$12,013	$12,621	$12,750	$13,248	$12,253
10/20	$12,019	$12,576	$12,790	$13,305	$12,278
11/20	$12,412	$12,740	$13,192	$13,845	$12,551
12/20	$12,576	$12,784	$13,390	$14,074	$12,720
1/21	$12,654	$12,704	$13,500	$14,137	$12,871
2/21	$12,731	$12,540	$13,567	$14,195	$12,947
3/21	$12,732	$12,394	$13,586	$14,236	$12,946
4/21	$12,820	$12,498	$13,689	$14,377	$13,013
5/21	$12,884	$12,546	$13,747	$14,416	$13,089
6/21	$12,986	$12,637	$13,853	$14,586	$13,137
7/21	$12,979	$12,764	$13,878	$14,640	$13,135
8/21	$13,046	$12,756	$13,946	$14,713	$13,198
9/21	$13,064	$12,647	$13,991	$14,715	$13,282
10/21	$13,068	$12,636	$13,991	$14,674	$13,318
11/21	$12,985	$12,652	$13,917	$14,543	$13,297
12/21	$13,116	$12,643	$14,077	$14,784	$13,382
1/22	$12,975	$12,366	$13,934	$14,429	$13,430
2/22	$12,820	$12,197	$13,803	$14,234	$13,361
3/22	$12,749	$11,870	$13,765	$14,147	$13,368
4/22	$12,556	$11,427	$13,548	$13,671	$13,397
5/22	$12,354	$11,490	$13,366	$13,653	$13,054
6/22	$11,852	$11,261	$12,768	$12,727	$12,771
7/22	$12,280	$11,544	$13,278	$13,472	$13,044
8/22	$12,234	$11,244	$13,241	$13,195	$13,241
9/22	$11,862	$10,759	$12,827	$12,670	$12,939
10/22	$12,049	$10,641	$13,061	$13,006	$13,068
11/22	$12,291	$11,038	$13,292	$13,311	$13,224
12/22	$12,267	$11,001	$13,274	$13,219	$13,278
1/23	$12,633	$11,342	$13,702	$13,719	$13,633
2/23	$12,569	$11,063	$13,679	$13,594	$13,711
3/23	$12,664	$11,323	$13,735	$13,710	$13,707
4/23	$12,747	$11,392	$13,867	$13,830	$13,851
5/23	$12,674	$11,274	$13,821	$13,763	$13,826
6/23	$12,866	$11,256	$14,071	$13,948	$14,139
7/23	$13,036	$11,267	$14,259	$14,143	$14,320
8/23	$13,130	$11,200	$14,366	$14,189	$14,488
9/23	$13,098	$10,932	$14,381	$14,082	$14,628
10/23	$13,028	$10,768	$14,311	$13,948	$14,625
11/23	$13,369	$11,253	$14,698	$14,531	$14,803
12/23	$13,711	$11,680	$15,076	$15,039	$15,047
1/24	$13,780	$11,652	$15,145	$15,075	$15,149
2/24	$13,833	$11,512	$15,241	$15,129	$15,287
3/24	$13,960	$11,625	$15,382	$15,280	$15,417
4/24	$13,942	$11,353	$15,370	$15,165	$15,510
5/24	$14,097	$11,542	$15,528	$15,334	$15,655
6/24	$14,182	$11,647	$15,624	$15,471	$15,710
7/24	$14,326	$11,911	$15,819	$15,752	$15,817
8/24	$14,469	$12,087	$15,990	$15,992	$15,917
9/24	$14,598	$12,253	$16,169	$16,236	$16,031
10/24	$14,619	$11,974	$16,218	$16,195	$16,169

Average Annual Total Returns (%)Footnote Reference1

Fund	1 Year	5 Years	10 Years
Class A	12.23%	3.86%	4.21%
Class A with 3.25% Maximum Sales Charge	8.57%	3.18%	3.87%
Bloomberg U.S. Universal IndexFootnote Reference2	11.20%	0.18%	1.82%
ICE BofA DM HY ex-Sub Financials Hgd	16.11%	4.46%	4.93%
Morningstar®LSTA® US Leveraged Loan Index℠	10.56%	6.02%	4.92%
Blended IndexFootnote Reference3	13.32%	5.27%	4.95%
Footnote	Description
Footnote[1]	Performance prior to September 15, 2018 reflects the Fund's performance under its former investment strategy. Please see the Fund's prospectus for further information.
Footnote[2]	In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.
Footnote[3]	Index consists of 50% Morningstar®LSTA® US Leveraged Loan Index℠ and 50% ICE BofA Developed Markets High Yield ex-Subordinated Financials Index–Hedged USD, rebalanced monthly.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$527,909,750
# of Portfolio Holdings	745
Portfolio Turnover Rate	43%
Total Advisory Fees Paid	$2,744,885

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	1.7%
Commercial Mortgage-Backed Securities	1.6%
Collateralized Mortgage Obligations	2.2%
Short-Term Investments	2.6%
Asset-Backed Securities	6.8%
Senior Floating-Rate Loans	33.1%
Corporate Bonds	52.0%
Footnote	Description
Footnote†	Investment types less than 1% each

Credit Quality (% of net assets)Footnote Referencea

Value	Value
Cash	1.2%
Not Rated	6.3%
CCC or Lower	8.8%
B	43.3%
BB	32.4%
BBB	7.2%
A	0.5%
AA	0.2%
AAA	0.1%
Footnote	Description
Footnote[a]	Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”). If securities are rated differently by the ratings agencies, the highest rating is applied. Moody's ratings are converted to the S&P and Fitch scale with ratings ranging from AAA, being the highest, to D, being the lowest. Ratings of BBB or higher are considered to be investment-grade quality. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

EAAMX-TSR-AR

Eaton Vance Multi-Asset Credit Fund

Class C ECAMX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Multi-Asset Credit Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$180	1.70%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance relative to the Fund’s Blended Index (the Index):

↓ Among Fund allocations to floating-rate loans, selections in the health care providers & services, and electronic equipment, instruments & components industries hurt returns ― the largest loan detractor being an overweight position in an appliance component manufacturer that entered Chapter 11 bankruptcy

↓ An underweight exposure to high yield bonds ― which outperformed the Index during the period ― detracted from returns relative to the Index

↓ During a period of strong performance by floating-rate loans and high yield bonds, the Fund’s modest cash position detracted from Index-relative returns

↑ An underweight exposure to floating-rate loans, which underperformed the Blended Index during the period, contributed to Fund returns versus the Index

↑ Out-of-Index exposures to collateralized loan obligations, mortgage-backed securities, commercial mortgage-backed securities, investment-grade corporate bonds, and emerging-market corporate bonds contributed to returns versus the Index during the period

↑ Within the Fund’s high yield bond allocation, selections in the diversified media, capital goods, and diversified financial services industries helped returns

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class C	Bloomberg U.S. Universal Index	Blended Index	ICE BofA DM HY ex-Sub Financials Hgd	Morningstar® LSTA® US Leveraged Loan Index℠
10/14	$10,000	$10,000	$10,000	$10,000	$10,000
11/14	$10,099	$10,054	$10,003	$9,957	$10,050
12/14	$9,994	$10,036	$9,877	$9,830	$9,924
1/15	$10,155	$10,227	$9,930	$9,903	$9,956
2/15	$10,296	$10,167	$10,115	$10,133	$10,097
3/15	$10,295	$10,209	$10,110	$10,084	$10,134
4/15	$10,365	$10,197	$10,210	$10,192	$10,228
5/15	$10,396	$10,180	$10,234	$10,221	$10,247
6/15	$10,178	$10,066	$10,133	$10,061	$10,204
7/15	$10,239	$10,125	$10,116	$10,028	$10,203
8/15	$9,854	$10,095	$9,999	$9,867	$10,132
9/15	$9,668	$10,134	$9,841	$9,620	$10,066
10/15	$9,993	$10,167	$9,969	$9,886	$10,048
11/15	$9,963	$10,130	$9,839	$9,716	$9,960
12/15	$9,848	$10,079	$9,666	$9,477	$9,855
1/16	$9,734	$10,190	$9,564	$9,337	$9,791
2/16	$9,755	$10,263	$9,556	$9,371	$9,739
3/16	$10,092	$10,388	$9,898	$9,784	$10,008
4/16	$10,175	$10,459	$10,176	$10,139	$10,206
5/16	$10,154	$10,467	$10,252	$10,201	$10,297
6/16	$10,309	$10,652	$10,297	$10,287	$10,300
7/16	$10,549	$10,739	$10,501	$10,548	$10,447
8/16	$10,549	$10,751	$10,657	$10,781	$10,525
9/16	$10,549	$10,753	$10,727	$10,831	$10,616
10/16	$10,435	$10,682	$10,794	$10,876	$10,704
11/16	$10,351	$10,442	$10,787	$10,833	$10,732
12/16	$10,489	$10,473	$10,956	$11,047	$10,856
1/17	$10,616	$10,510	$11,056	$11,187	$10,917
2/17	$10,753	$10,591	$11,165	$11,353	$10,972
3/17	$10,833	$10,588	$11,161	$11,335	$10,981
4/17	$10,938	$10,675	$11,249	$11,465	$11,029
5/17	$11,086	$10,758	$11,320	$11,568	$11,069
6/17	$11,074	$10,749	$11,328	$11,588	$11,064
7/17	$11,212	$10,802	$11,430	$11,717	$11,140
8/17	$11,275	$10,895	$11,431	$11,725	$11,135
9/17	$11,313	$10,857	$11,502	$11,825	$11,179
10/17	$11,408	$10,870	$11,568	$11,890	$11,246
11/17	$11,493	$10,854	$11,558	$11,854	$11,259
12/17	$11,592	$10,901	$11,596	$11,885	$11,303
1/18	$11,806	$10,797	$11,688	$11,959	$11,412
2/18	$11,463	$10,694	$11,651	$11,861	$11,435
3/18	$11,449	$10,748	$11,640	$11,804	$11,467
4/18	$11,460	$10,676	$11,705	$11,888	$11,514
5/18	$11,438	$10,735	$11,708	$11,873	$11,534
6/18	$11,376	$10,719	$11,727	$11,899	$11,547
7/18	$11,538	$10,741	$11,842	$12,044	$11,633
8/18	$11,506	$10,794	$11,905	$12,123	$11,679
9/18	$11,545	$10,748	$11,977	$12,187	$11,760
10/18	$11,480	$10,658	$11,888	$12,009	$11,756
11/18	$11,365	$10,706	$11,769	$11,878	$11,650
12/18	$11,185	$10,874	$11,511	$11,660	$11,353
1/19	$11,517	$11,024	$11,897	$12,144	$11,642
2/19	$11,673	$11,036	$12,097	$12,360	$11,828
3/19	$11,726	$11,235	$12,149	$12,488	$11,807
4/19	$11,846	$11,251	$12,337	$12,668	$12,002
5/19	$11,799	$11,423	$12,250	$12,516	$11,976
6/19	$11,956	$11,585	$12,415	$12,823	$12,005
7/19	$12,039	$11,619	$12,500	$12,896	$12,101
8/19	$12,069	$11,882	$12,515	$12,961	$12,068
9/19	$12,111	$11,830	$12,559	$12,994	$12,124
10/19	$12,103	$11,869	$12,542	$13,016	$12,070
11/19	$12,174	$11,866	$12,607	$13,075	$12,141
12/19	$12,367	$11,884	$12,829	$13,327	$12,334
1/20	$12,399	$12,097	$12,867	$13,331	$12,403
2/20	$12,202	$12,278	$12,682	$13,123	$12,239
3/20	$10,654	$12,039	$11,139	$11,554	$10,725
4/20	$11,065	$12,280	$11,629	$12,050	$11,208
5/20	$11,511	$12,394	$12,092	$12,552	$11,634
6/20	$11,605	$12,498	$12,232	$12,699	$11,766
7/20	$11,856	$12,717	$12,605	$13,226	$11,996
8/20	$11,995	$12,644	$12,768	$13,371	$12,176
9/20	$11,935	$12,621	$12,750	$13,248	$12,253
10/20	$11,933	$12,576	$12,790	$13,305	$12,278
11/20	$12,316	$12,740	$13,192	$13,845	$12,551
12/20	$12,470	$12,784	$13,390	$14,074	$12,720
1/21	$12,540	$12,704	$13,500	$14,137	$12,871
2/21	$12,608	$12,540	$13,567	$14,195	$12,947
3/21	$12,602	$12,394	$13,586	$14,236	$12,946
4/21	$12,681	$12,498	$13,689	$14,377	$13,013
5/21	$12,737	$12,546	$13,747	$14,416	$13,089
6/21	$12,817	$12,637	$13,853	$14,586	$13,137
7/21	$12,814	$12,764	$13,878	$14,640	$13,135
8/21	$12,872	$12,756	$13,946	$14,713	$13,198
9/21	$12,881	$12,647	$13,991	$14,715	$13,282
10/21	$12,877	$12,636	$13,991	$14,674	$13,318
11/21	$12,788	$12,652	$13,917	$14,543	$13,297
12/21	$12,909	$12,643	$14,077	$14,784	$13,382
1/22	$12,762	$12,366	$13,934	$14,429	$13,430
2/22	$12,602	$12,197	$13,803	$14,234	$13,361
3/22	$12,525	$11,870	$13,765	$14,147	$13,368
4/22	$12,328	$11,427	$13,548	$13,671	$13,397
5/22	$12,121	$11,490	$13,366	$13,653	$13,054
6/22	$11,610	$11,261	$12,768	$12,727	$12,771
7/22	$12,022	$11,544	$13,278	$13,472	$13,044
8/22	$11,981	$11,244	$13,241	$13,195	$13,241
9/22	$11,611	$10,759	$12,827	$12,670	$12,939
10/22	$11,785	$10,641	$13,061	$13,006	$13,068
11/22	$12,015	$11,038	$13,292	$13,311	$13,224
12/22	$11,984	$11,001	$13,274	$13,219	$13,278
1/23	$12,333	$11,342	$13,702	$13,719	$13,633
2/23	$12,263	$11,063	$13,679	$13,594	$13,711
3/23	$12,349	$11,323	$13,735	$13,710	$13,707
4/23	$12,422	$11,392	$13,867	$13,830	$13,851
5/23	$12,343	$11,274	$13,821	$13,763	$13,826
6/23	$12,523	$11,256	$14,071	$13,948	$14,139
7/23	$12,680	$11,267	$14,259	$14,143	$14,320
8/23	$12,750	$11,200	$14,366	$14,189	$14,488
9/23	$12,724	$10,932	$14,381	$14,082	$14,628
10/23	$12,648	$10,768	$14,311	$13,948	$14,625
11/23	$12,971	$11,253	$14,698	$14,531	$14,803
12/23	$13,281	$11,680	$15,076	$15,039	$15,047
1/24	$13,340	$11,652	$15,145	$15,075	$15,149
2/24	$13,396	$11,512	$15,241	$15,129	$15,287
3/24	$13,511	$11,625	$15,382	$15,280	$15,417
4/24	$13,485	$11,353	$15,370	$15,165	$15,510
5/24	$13,627	$11,542	$15,528	$15,334	$15,655
6/24	$13,700	$11,647	$15,624	$15,471	$15,710
7/24	$13,830	$11,911	$15,819	$15,752	$15,817
8/24	$13,959	$12,087	$15,990	$15,992	$15,917
9/24	$14,062	$12,253	$16,169	$16,236	$16,031
10/24	$14,302	$11,974	$16,218	$16,195	$16,169

Average Annual Total Returns (%)Footnote Reference1

Fund	1 Year	5 Years	10 Years
Class C, with conversion to Class A after 8 years	11.39%	3.08%	3.64%
Class C, with 1% Maximum Deferred Sales Charge and conversion to Class A after 8 years	10.39%	3.08%	3.64%
Bloomberg U.S. Universal IndexFootnote Reference2	11.20%	0.18%	1.82%
ICE BofA DM HY ex-Sub Financials Hgd	16.11%	4.46%	4.93%
Morningstar®LSTA® US Leveraged Loan Index℠	10.56%	6.02%	4.92%
Blended IndexFootnote Reference3	13.32%	5.27%	4.95%
Footnote	Description
Footnote[1]	Performance prior to September 15, 2018 reflects the Fund's performance under its former investment strategy. Please see the Fund's prospectus for further information.
Footnote[2]	In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.
Footnote[3]	Index consists of 50% Morningstar®LSTA® US Leveraged Loan Index℠ and 50% ICE BofA Developed Markets High Yield ex-Subordinated Financials Index–Hedged USD, rebalanced monthly.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$527,909,750
# of Portfolio Holdings	745
Portfolio Turnover Rate	43%
Total Advisory Fees Paid	$2,744,885

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	1.7%
Commercial Mortgage-Backed Securities	1.6%
Collateralized Mortgage Obligations	2.2%
Short-Term Investments	2.6%
Asset-Backed Securities	6.8%
Senior Floating-Rate Loans	33.1%
Corporate Bonds	52.0%
Footnote	Description
Footnote†	Investment types less than 1% each

Credit Quality (% of net assets)Footnote Referencea

Value	Value
Cash	1.2%
Not Rated	6.3%
CCC or Lower	8.8%
B	43.3%
BB	32.4%
BBB	7.2%
A	0.5%
AA	0.2%
AAA	0.1%
Footnote	Description
Footnote[a]	Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”). If securities are rated differently by the ratings agencies, the highest rating is applied. Moody's ratings are converted to the S&P and Fitch scale with ratings ranging from AAA, being the highest, to D, being the lowest. Ratings of BBB or higher are considered to be investment-grade quality. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

ECAMX-TSR-AR

Eaton Vance Multi-Asset Credit Fund

Class I EIAMX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Multi-Asset Credit Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$74	0.70%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance relative to the Fund’s Blended Index (the Index):

↓ Among Fund allocations to floating-rate loans, selections in the health care providers & services, and electronic equipment, instruments & components industries hurt returns ― the largest loan detractor being an overweight position in an appliance component manufacturer that entered Chapter 11 bankruptcy

↓ An underweight exposure to high yield bonds ― which outperformed the Index during the period ― detracted from returns relative to the Index

↓ During a period of strong performance by floating-rate loans and high yield bonds, the Fund’s modest cash position detracted from Index-relative returns

↑ An underweight exposure to floating-rate loans, which underperformed the Blended Index during the period, contributed to Fund returns versus the Index

↑ Out-of-Index exposures to collateralized loan obligations, mortgage-backed securities, commercial mortgage-backed securities, investment-grade corporate bonds, and emerging-market corporate bonds contributed to returns versus the Index during the period

↑ Within the Fund’s high yield bond allocation, selections in the diversified media, capital goods, and diversified financial services industries helped returns

Fund Performance

Comparison of the change in value of a $1,000,000 investment for the period indicated.

	Class I	Bloomberg U.S. Universal Index	Blended Index	ICE BofA DM HY ex-Sub Financials Hgd	Morningstar® LSTA® US Leveraged Loan Index℠
10/14	$1,000,000	$1,000,000	$1,000,000	$1,000,000	$1,000,000
11/14	$1,011,901	$1,005,397	$1,000,316	$995,665	$1,004,967
12/14	$1,001,521	$1,003,580	$987,688	$983,020	$992,356
1/15	$1,018,599	$1,022,684	$992,967	$990,266	$995,649
2/15	$1,033,664	$1,016,723	$1,011,522	$1,013,305	$1,009,696
3/15	$1,034,642	$1,020,920	$1,010,950	$1,008,396	$1,013,447
4/15	$1,042,737	$1,019,735	$1,021,003	$1,019,174	$1,022,770
5/15	$1,046,783	$1,017,951	$1,023,417	$1,022,079	$1,024,690
6/15	$1,025,515	$1,006,590	$1,013,260	$1,006,068	$1,020,403
7/15	$1,032,656	$1,012,452	$1,011,595	$1,002,824	$1,020,340
8/15	$993,921	$1,009,468	$999,916	$986,682	$1,013,203
9/15	$977,481	$1,013,420	$984,140	$961,956	$1,006,623
10/15	$1,010,271	$1,016,659	$996,860	$988,579	$1,004,785
11/15	$1,008,223	$1,012,952	$983,944	$971,621	$995,983
12/15	$997,202	$1,007,891	$966,643	$947,655	$985,526
1/16	$985,738	$1,019,017	$956,360	$933,681	$979,091
2/16	$989,904	$1,026,256	$955,598	$937,112	$973,932
3/16	$1,024,363	$1,038,833	$989,799	$978,365	$1,000,771
4/16	$1,033,851	$1,045,911	$1,017,619	$1,013,941	$1,020,638
5/16	$1,032,799	$1,046,728	$1,025,228	$1,020,065	$1,029,737
6/16	$1,049,812	$1,065,155	$1,029,654	$1,028,656	$1,029,955
7/16	$1,074,201	$1,073,933	$1,050,125	$1,054,845	$1,044,688
8/16	$1,075,265	$1,075,091	$1,065,650	$1,078,113	$1,052,533
9/16	$1,075,741	$1,075,347	$1,072,707	$1,083,077	$1,061,626
10/16	$1,065,109	$1,068,213	$1,079,352	$1,087,556	$1,070,389
11/16	$1,057,664	$1,044,202	$1,078,668	$1,083,299	$1,073,222
12/16	$1,072,269	$1,047,304	$1,095,567	$1,104,716	$1,085,632
1/17	$1,087,327	$1,050,999	$1,105,566	$1,118,700	$1,091,706
2/17	$1,101,309	$1,059,108	$1,116,540	$1,135,295	$1,097,184
3/17	$1,110,981	$1,058,753	$1,116,101	$1,133,490	$1,098,067
4/17	$1,121,763	$1,067,538	$1,124,935	$1,146,485	$1,102,860
5/17	$1,139,022	$1,075,775	$1,132,041	$1,156,777	$1,106,892
6/17	$1,138,562	$1,074,863	$1,132,786	$1,158,794	$1,106,418
7/17	$1,152,639	$1,080,216	$1,142,980	$1,171,678	$1,114,031
8/17	$1,161,306	$1,089,536	$1,143,110	$1,172,461	$1,113,540
9/17	$1,165,121	$1,085,702	$1,150,231	$1,182,486	$1,117,893
10/17	$1,175,995	$1,087,005	$1,156,824	$1,188,968	$1,124,579
11/17	$1,186,858	$1,085,360	$1,155,782	$1,185,446	$1,125,884
12/17	$1,196,750	$1,090,145	$1,159,579	$1,188,541	$1,130,343
1/18	$1,221,107	$1,079,655	$1,168,753	$1,195,908	$1,141,223
2/18	$1,186,790	$1,069,417	$1,165,136	$1,186,132	$1,143,489
3/18	$1,185,086	$1,074,811	$1,163,985	$1,180,445	$1,146,711
4/18	$1,188,426	$1,067,639	$1,170,489	$1,188,759	$1,151,449
5/18	$1,186,198	$1,073,462	$1,170,770	$1,187,326	$1,153,390
6/18	$1,181,066	$1,071,905	$1,172,720	$1,189,912	$1,154,720
7/18	$1,197,811	$1,074,148	$1,184,181	$1,204,375	$1,163,254
8/18	$1,195,583	$1,079,440	$1,190,459	$1,212,314	$1,167,921
9/18	$1,201,839	$1,074,815	$1,197,678	$1,218,682	$1,175,951
10/18	$1,196,224	$1,065,824	$1,188,773	$1,200,938	$1,175,586
11/18	$1,185,305	$1,070,617	$1,176,893	$1,187,770	$1,164,980
12/18	$1,167,464	$1,087,367	$1,151,127	$1,165,988	$1,135,333
1/19	$1,203,531	$1,102,360	$1,189,674	$1,214,383	$1,164,246
2/19	$1,219,702	$1,103,561	$1,209,709	$1,235,957	$1,182,778
3/19	$1,226,177	$1,123,489	$1,214,915	$1,248,752	$1,180,713
4/19	$1,240,935	$1,125,062	$1,233,741	$1,266,829	$1,200,213
5/19	$1,237,123	$1,142,296	$1,224,987	$1,251,599	$1,197,610
6/19	$1,254,551	$1,158,453	$1,241,511	$1,282,331	$1,200,512
7/19	$1,264,209	$1,161,901	$1,250,022	$1,289,633	$1,210,136
8/19	$1,268,444	$1,188,192	$1,251,457	$1,296,139	$1,206,810
9/19	$1,273,484	$1,183,044	$1,255,928	$1,299,354	$1,212,440
10/19	$1,273,671	$1,186,867	$1,254,201	$1,301,626	$1,206,986
11/19	$1,282,154	$1,186,629	$1,260,704	$1,307,475	$1,214,077
12/19	$1,303,591	$1,188,398	$1,282,902	$1,332,659	$1,233,447
1/20	$1,308,046	$1,209,727	$1,286,717	$1,333,139	$1,240,338
2/20	$1,287,023	$1,227,840	$1,268,158	$1,312,300	$1,223,946
3/20	$1,125,028	$1,203,856	$1,113,886	$1,155,350	$1,072,542
4/20	$1,170,524	$1,227,971	$1,162,897	$1,205,012	$1,120,824
5/20	$1,217,438	$1,239,440	$1,209,199	$1,255,232	$1,163,366
6/20	$1,228,331	$1,249,782	$1,223,168	$1,269,947	$1,176,608
7/20	$1,257,293	$1,271,736	$1,260,472	$1,322,553	$1,199,636
8/20	$1,273,008	$1,264,402	$1,276,814	$1,337,092	$1,217,554
9/20	$1,267,792	$1,262,124	$1,274,978	$1,324,769	$1,225,275
10/20	$1,268,646	$1,257,613	$1,279,019	$1,330,472	$1,227,767
11/20	$1,310,316	$1,274,024	$1,319,220	$1,384,491	$1,255,096
12/20	$1,327,883	$1,278,423	$1,339,015	$1,407,409	$1,271,986
1/21	$1,336,431	$1,270,388	$1,349,963	$1,413,689	$1,287,110
2/21	$1,344,740	$1,253,996	$1,356,725	$1,419,545	$1,294,673
3/21	$1,345,217	$1,239,403	$1,358,624	$1,423,554	$1,294,641
4/21	$1,354,702	$1,249,825	$1,368,869	$1,437,707	$1,301,294
5/21	$1,361,830	$1,254,592	$1,374,692	$1,441,589	$1,308,853
6/21	$1,371,576	$1,263,738	$1,385,340	$1,458,582	$1,313,701
7/21	$1,372,432	$1,276,427	$1,387,829	$1,464,017	$1,313,527
8/21	$1,378,452	$1,275,575	$1,394,584	$1,471,316	$1,319,764
9/21	$1,381,919	$1,264,683	$1,399,145	$1,471,486	$1,328,244
10/21	$1,382,660	$1,263,649	$1,399,056	$1,467,376	$1,331,786
11/21	$1,374,259	$1,265,175	$1,391,730	$1,454,348	$1,329,662
12/21	$1,388,414	$1,264,322	$1,407,694	$1,478,419	$1,338,159
1/22	$1,373,745	$1,236,603	$1,393,363	$1,442,940	$1,343,025
2/22	$1,356,349	$1,219,743	$1,380,333	$1,423,361	$1,336,129
3/22	$1,349,140	$1,187,019	$1,376,460	$1,414,695	$1,336,768
4/22	$1,329,124	$1,142,746	$1,354,777	$1,367,054	$1,339,669
5/22	$1,309,301	$1,149,034	$1,336,586	$1,365,314	$1,305,398
6/22	$1,255,267	$1,126,073	$1,276,796	$1,272,738	$1,277,121
7/22	$1,300,726	$1,154,385	$1,327,766	$1,347,214	$1,304,355
8/22	$1,296,181	$1,124,375	$1,324,126	$1,319,481	$1,324,052
9/22	$1,257,197	$1,075,933	$1,282,729	$1,267,032	$1,293,895
10/22	$1,278,549	$1,064,128	$1,306,075	$1,300,562	$1,306,753
11/22	$1,303,131	$1,103,805	$1,329,237	$1,331,111	$1,322,406
12/22	$1,302,249	$1,100,056	$1,327,394	$1,321,949	$1,327,841
1/23	$1,341,245	$1,134,180	$1,370,186	$1,371,921	$1,363,259
2/23	$1,333,347	$1,106,311	$1,367,893	$1,359,415	$1,371,123
3/23	$1,345,185	$1,132,265	$1,373,530	$1,371,046	$1,370,692
4/23	$1,352,818	$1,139,182	$1,386,737	$1,382,993	$1,385,108
5/23	$1,345,383	$1,127,371	$1,382,087	$1,376,259	$1,382,564
6/23	$1,367,508	$1,125,619	$1,407,060	$1,394,832	$1,413,868
7/23	$1,385,804	$1,126,738	$1,425,908	$1,414,274	$1,432,041
8/23	$1,394,630	$1,119,953	$1,436,582	$1,418,876	$1,448,819
9/23	$1,392,998	$1,093,247	$1,438,112	$1,408,245	$1,462,762
10/23	$1,385,898	$1,076,807	$1,431,117	$1,394,799	$1,462,497
11/23	$1,422,379	$1,125,268	$1,469,776	$1,453,144	$1,480,335
12/23	$1,457,520	$1,167,966	$1,507,566	$1,503,925	$1,504,726
1/24	$1,465,195	$1,165,171	$1,514,451	$1,507,509	$1,514,884
2/24	$1,471,107	$1,151,201	$1,524,066	$1,512,944	$1,528,658
3/24	$1,486,408	$1,162,504	$1,538,157	$1,528,031	$1,541,681
4/24	$1,484,823	$1,135,338	$1,536,993	$1,516,525	$1,550,957
5/24	$1,500,171	$1,154,158	$1,552,760	$1,533,398	$1,565,521
6/24	$1,511,008	$1,164,708	$1,562,418	$1,547,117	$1,570,989
7/24	$1,526,639	$1,191,145	$1,581,911	$1,575,170	$1,581,703
8/24	$1,542,144	$1,208,679	$1,599,011	$1,599,230	$1,591,738
9/24	$1,554,720	$1,225,257	$1,616,882	$1,623,568	$1,603,094
10/24	$1,559,069	$1,197,428	$1,621,795	$1,619,465	$1,616,889

Average Annual Total Returns (%)Footnote Reference1

Fund	1 Year	5 Years	10 Years
Class I	12.49%	4.12%	4.54%
Bloomberg U.S. Universal IndexFootnote Reference2	11.20%	0.18%	1.82%
ICE BofA DM HY ex-Sub Financials Hgd	16.11%	4.46%	4.93%
Morningstar®LSTA® US Leveraged Loan Index℠	10.56%	6.02%	4.92%
Blended IndexFootnote Reference3	13.32%	5.27%	4.95%
Footnote	Description
Footnote[1]	Performance prior to September 15, 2018 reflects the Fund's performance under its former investment strategy. Please see the Fund's prospectus for further information.
Footnote[2]	In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.
Footnote[3]	Index consists of 50% Morningstar®LSTA® US Leveraged Loan Index℠ and 50% ICE BofA Developed Markets High Yield ex-Subordinated Financials Index–Hedged USD, rebalanced monthly.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$527,909,750
# of Portfolio Holdings	745
Portfolio Turnover Rate	43%
Total Advisory Fees Paid	$2,744,885

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	1.7%
Commercial Mortgage-Backed Securities	1.6%
Collateralized Mortgage Obligations	2.2%
Short-Term Investments	2.6%
Asset-Backed Securities	6.8%
Senior Floating-Rate Loans	33.1%
Corporate Bonds	52.0%
Footnote	Description
Footnote†	Investment types less than 1% each

Credit Quality (% of net assets)Footnote Referencea

Value	Value
Cash	1.2%
Not Rated	6.3%
CCC or Lower	8.8%
B	43.3%
BB	32.4%
BBB	7.2%
A	0.5%
AA	0.2%
AAA	0.1%
Footnote	Description
Footnote[a]	Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”). If securities are rated differently by the ratings agencies, the highest rating is applied. Moody's ratings are converted to the S&P and Fitch scale with ratings ranging from AAA, being the highest, to D, being the lowest. Ratings of BBB or higher are considered to be investment-grade quality. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

EIAMX-TSR-AR

Eaton Vance Multi-Asset Credit Fund

Class R6 ERAMX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Multi-Asset Credit Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$70	0.66%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance relative to the Fund’s Blended Index (the Index):

↓ Among Fund allocations to floating-rate loans, selections in the health care providers & services, and electronic equipment, instruments & components industries hurt returns ― the largest loan detractor being an overweight position in an appliance component manufacturer that entered Chapter 11 bankruptcy

↓ An underweight exposure to high yield bonds ― which outperformed the Index during the period ― detracted from returns relative to the Index

↓ During a period of strong performance by floating-rate loans and high yield bonds, the Fund’s modest cash position detracted from Index-relative returns

↑ An underweight exposure to floating-rate loans, which underperformed the Blended Index during the period, contributed to Fund returns versus the Index

↑ Out-of-Index exposures to collateralized loan obligations, mortgage-backed securities, commercial mortgage-backed securities, investment-grade corporate bonds, and emerging-market corporate bonds contributed to returns versus the Index during the period

↑ Within the Fund’s high yield bond allocation, selections in the diversified media, capital goods, and diversified financial services industries helped returns

Fund Performance

Comparison of the change in value of a $5,000,000 investment for the period indicated.

	Class R6	Bloomberg U.S. Universal Index	Blended Index	ICE BofA DM HY ex-Sub Financials Hgd	Morningstar® LSTA® US Leveraged Loan Index℠
10/14	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000
11/14	$5,059,506	$5,026,983	$5,001,581	$4,978,326	$5,024,836
12/14	$5,007,605	$5,017,901	$4,938,438	$4,915,098	$4,961,781
1/15	$5,092,995	$5,113,418	$4,964,833	$4,951,331	$4,978,245
2/15	$5,168,318	$5,083,617	$5,057,610	$5,066,525	$5,048,479
3/15	$5,173,211	$5,104,598	$5,054,752	$5,041,978	$5,067,234
4/15	$5,213,687	$5,098,676	$5,105,017	$5,095,870	$5,113,849
5/15	$5,233,914	$5,089,756	$5,117,084	$5,110,396	$5,123,449
6/15	$5,127,577	$5,032,951	$5,066,302	$5,030,341	$5,102,017
7/15	$5,163,278	$5,062,258	$5,057,976	$5,014,118	$5,101,701
8/15	$4,969,607	$5,047,342	$4,999,578	$4,933,410	$5,066,014
9/15	$4,887,407	$5,067,099	$4,920,699	$4,809,778	$5,033,115
10/15	$5,051,355	$5,083,296	$4,984,300	$4,942,893	$5,023,927
11/15	$5,041,115	$5,064,759	$4,919,720	$4,858,105	$4,979,917
12/15	$4,986,011	$5,039,457	$4,833,217	$4,738,276	$4,927,628
1/16	$4,928,691	$5,095,087	$4,781,802	$4,668,405	$4,895,453
2/16	$4,949,519	$5,131,280	$4,777,990	$4,685,559	$4,869,659
3/16	$5,121,815	$5,194,166	$4,948,993	$4,891,824	$5,003,856
4/16	$5,169,257	$5,229,555	$5,088,096	$5,069,707	$5,103,190
5/16	$5,163,997	$5,233,640	$5,126,140	$5,100,325	$5,148,685
6/16	$5,249,062	$5,325,777	$5,148,270	$5,143,282	$5,149,773
7/16	$5,371,004	$5,369,663	$5,250,627	$5,274,226	$5,223,440
8/16	$5,376,324	$5,375,456	$5,328,250	$5,390,563	$5,262,665
9/16	$5,378,705	$5,376,733	$5,363,534	$5,415,387	$5,308,130
10/16	$5,325,544	$5,341,063	$5,396,760	$5,437,779	$5,351,946
11/16	$5,288,318	$5,221,011	$5,393,341	$5,416,497	$5,366,111
12/16	$5,361,347	$5,236,520	$5,477,834	$5,523,579	$5,428,159
1/17	$5,436,637	$5,254,995	$5,527,830	$5,593,498	$5,458,532
2/17	$5,506,546	$5,295,541	$5,582,700	$5,676,475	$5,485,921
3/17	$5,554,904	$5,293,767	$5,580,506	$5,667,449	$5,490,333
4/17	$5,608,813	$5,337,691	$5,624,676	$5,732,423	$5,514,301
5/17	$5,695,112	$5,378,873	$5,660,204	$5,783,883	$5,534,462
6/17	$5,692,809	$5,374,313	$5,663,928	$5,793,970	$5,532,091
7/17	$5,763,195	$5,401,082	$5,714,900	$5,858,389	$5,570,155
8/17	$5,806,530	$5,447,680	$5,715,551	$5,862,306	$5,567,700
9/17	$5,825,603	$5,428,508	$5,751,157	$5,912,428	$5,589,467
10/17	$5,879,973	$5,435,026	$5,784,120	$5,944,841	$5,622,897
11/17	$5,934,288	$5,426,801	$5,778,909	$5,927,231	$5,629,422
12/17	$5,983,751	$5,450,725	$5,797,895	$5,942,703	$5,651,716
1/18	$6,105,534	$5,398,274	$5,843,766	$5,979,540	$5,706,113
2/18	$5,933,948	$5,347,087	$5,825,682	$5,930,658	$5,717,443
3/18	$5,925,432	$5,374,056	$5,819,926	$5,902,227	$5,733,554
4/18	$5,942,131	$5,338,197	$5,852,445	$5,943,797	$5,757,245
5/18	$5,930,990	$5,367,309	$5,853,851	$5,936,632	$5,766,951
6/18	$5,905,328	$5,359,525	$5,863,599	$5,949,558	$5,773,602
7/18	$5,989,055	$5,370,741	$5,920,904	$6,021,877	$5,816,272
8/18	$5,977,914	$5,397,201	$5,952,295	$6,061,569	$5,839,607
9/18	$6,009,196	$5,374,074	$5,988,391	$6,093,412	$5,879,756
10/18	$5,981,119	$5,329,118	$5,943,865	$6,004,691	$5,877,931
11/18	$5,926,525	$5,353,085	$5,884,467	$5,938,852	$5,824,901
12/18	$5,837,318	$5,436,837	$5,755,635	$5,829,941	$5,676,667
1/19	$6,017,656	$5,511,800	$5,948,369	$6,071,917	$5,821,231
2/19	$6,098,509	$5,517,807	$6,048,545	$6,179,783	$5,913,888
3/19	$6,130,886	$5,617,446	$6,074,575	$6,243,761	$5,903,564
4/19	$6,204,673	$5,625,309	$6,168,707	$6,334,147	$6,001,067
5/19	$6,185,613	$5,711,481	$6,124,936	$6,257,993	$5,988,052
6/19	$6,272,753	$5,792,265	$6,207,553	$6,411,656	$6,002,560
7/19	$6,321,047	$5,809,507	$6,250,108	$6,448,166	$6,050,679
8/19	$6,342,219	$5,940,961	$6,257,283	$6,480,694	$6,034,049
9/19	$6,367,420	$5,915,222	$6,279,640	$6,496,770	$6,062,199
10/19	$6,370,140	$5,934,333	$6,271,006	$6,508,130	$6,034,929
11/19	$6,406,572	$5,933,147	$6,303,519	$6,537,377	$6,070,386
12/19	$6,519,716	$5,941,988	$6,414,508	$6,663,294	$6,167,233
1/20	$6,542,426	$6,048,634	$6,433,583	$6,665,693	$6,201,692
2/20	$6,436,784	$6,139,202	$6,340,788	$6,561,499	$6,119,732
3/20	$5,632,456	$6,019,281	$5,569,429	$5,776,751	$5,362,710
4/20	$5,854,139	$6,139,856	$5,814,486	$6,025,059	$5,604,122
5/20	$6,089,060	$6,197,201	$6,045,994	$6,276,159	$5,816,829
6/20	$6,143,971	$6,248,911	$6,115,841	$6,349,734	$5,883,038
7/20	$6,283,149	$6,358,678	$6,302,360	$6,612,764	$5,998,178
8/20	$6,368,186	$6,322,012	$6,384,068	$6,685,458	$6,087,770
9/20	$6,336,178	$6,310,618	$6,374,892	$6,623,846	$6,126,373
10/20	$6,339,891	$6,288,063	$6,395,096	$6,652,359	$6,138,834
11/20	$6,554,949	$6,370,118	$6,596,098	$6,922,455	$6,275,482
12/20	$6,643,109	$6,392,115	$6,695,073	$7,037,045	$6,359,930
1/21	$6,686,154	$6,351,938	$6,749,813	$7,068,447	$6,435,550
2/21	$6,728,010	$6,269,979	$6,783,625	$7,097,727	$6,473,367
3/21	$6,723,877	$6,197,013	$6,793,118	$7,117,769	$6,473,206
4/21	$6,771,653	$6,249,123	$6,844,343	$7,188,537	$6,506,471
5/21	$6,807,471	$6,272,959	$6,873,459	$7,207,943	$6,544,264
6/21	$6,862,788	$6,318,690	$6,926,701	$7,292,910	$6,568,503
7/21	$6,867,220	$6,382,137	$6,939,147	$7,320,085	$6,567,634
8/21	$6,897,575	$6,377,877	$6,972,921	$7,356,579	$6,598,822
9/21	$6,915,248	$6,323,413	$6,995,724	$7,357,428	$6,641,221
10/21	$6,919,005	$6,318,245	$6,995,281	$7,336,879	$6,658,928
11/21	$6,877,164	$6,325,877	$6,958,651	$7,271,742	$6,648,308
12/21	$6,941,731	$6,321,611	$7,038,472	$7,392,093	$6,690,797
1/22	$6,875,060	$6,183,015	$6,966,816	$7,214,700	$6,715,127
2/22	$6,788,323	$6,098,716	$6,901,664	$7,116,806	$6,680,647
3/22	$6,752,777	$5,935,095	$6,882,302	$7,073,474	$6,683,839
4/22	$6,652,766	$5,713,731	$6,773,886	$6,835,268	$6,698,344
5/22	$6,553,831	$5,745,169	$6,682,931	$6,826,569	$6,526,988
6/22	$6,283,640	$5,630,366	$6,383,980	$6,363,688	$6,385,605
7/22	$6,511,502	$5,771,925	$6,638,832	$6,736,069	$6,521,776
8/22	$6,488,957	$5,621,876	$6,620,628	$6,597,406	$6,620,262
9/22	$6,294,059	$5,379,665	$6,413,645	$6,335,159	$6,469,475
10/22	$6,394,291	$5,320,638	$6,530,375	$6,502,809	$6,533,762
11/22	$6,524,413	$5,519,025	$6,646,186	$6,655,557	$6,612,028
12/22	$6,513,459	$5,500,280	$6,636,969	$6,609,744	$6,639,203
1/23	$6,708,989	$5,670,901	$6,850,929	$6,859,603	$6,816,295
2/23	$6,676,482	$5,531,557	$6,839,465	$6,797,077	$6,855,614
3/23	$6,736,039	$5,661,324	$6,867,649	$6,855,229	$6,853,461
4/23	$6,774,438	$5,695,908	$6,933,685	$6,914,964	$6,925,542
5/23	$6,737,305	$5,636,854	$6,910,437	$6,881,294	$6,912,822
6/23	$6,841,268	$5,628,094	$7,035,298	$6,974,161	$7,069,338
7/23	$6,933,140	$5,633,689	$7,129,542	$7,071,369	$7,160,203
8/23	$6,984,724	$5,599,763	$7,182,908	$7,094,381	$7,244,093
9/23	$6,969,592	$5,466,236	$7,190,562	$7,041,224	$7,313,810
10/23	$6,934,239	$5,384,034	$7,155,583	$6,973,997	$7,312,483
11/23	$7,124,486	$5,626,342	$7,348,881	$7,265,720	$7,401,673
12/23	$7,300,746	$5,839,829	$7,537,830	$7,519,626	$7,523,630
1/24	$7,339,432	$5,825,853	$7,572,255	$7,537,547	$7,574,419
2/24	$7,369,278	$5,756,004	$7,620,330	$7,564,721	$7,643,290
3/24	$7,446,172	$5,812,519	$7,690,786	$7,640,157	$7,708,406
4/24	$7,438,368	$5,676,689	$7,684,965	$7,582,625	$7,754,784
5/24	$7,515,488	$5,770,788	$7,763,800	$7,666,989	$7,827,607
6/24	$7,570,016	$5,823,542	$7,812,090	$7,735,586	$7,854,947
7/24	$7,648,568	$5,955,723	$7,909,554	$7,875,849	$7,908,516
8/24	$7,718,758	$6,043,397	$7,995,054	$7,996,151	$7,958,692
9/24	$7,789,780	$6,126,285	$8,084,410	$8,117,841	$8,015,472
10/24	$7,811,865	$5,987,140	$8,108,977	$8,097,326	$8,084,443

Average Annual Total Returns (%)Footnote Reference1 ,Footnote Reference2

Fund	1 Year	5 Years	10 Years
Class R6	12.66%	4.16%	4.56%
Bloomberg U.S. Universal IndexFootnote Reference3	11.20%	0.18%	1.82%
ICE BofA DM HY ex-Sub Financials Hgd	16.11%	4.46%	4.93%
Morningstar®LSTA® US Leveraged Loan Index℠	10.56%	6.02%	4.92%
Blended IndexFootnote Reference4	13.32%	5.27%	4.95%
Footnote	Description
Footnote[1]	Performance prior to September 15, 2018 reflects the Fund's performance under its former investment strategy. Please see the Fund's prospectus for further information.
Footnote[2]	Class R6 performance prior to 9/3/19 is linked to Class I. This linked performance is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the Financial Highlights included in the financial statements is not linked.
Footnote[3]	In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.
Footnote[4]	Index consists of 50% Morningstar®LSTA® US Leveraged Loan Index℠ and 50% ICE BofA Developed Markets High Yield ex-Subordinated Financials Index–Hedged USD, rebalanced monthly.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$527,909,750
# of Portfolio Holdings	745
Portfolio Turnover Rate	43%
Total Advisory Fees Paid	$2,744,885

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	1.7%
Commercial Mortgage-Backed Securities	1.6%
Collateralized Mortgage Obligations	2.2%
Short-Term Investments	2.6%
Asset-Backed Securities	6.8%
Senior Floating-Rate Loans	33.1%
Corporate Bonds	52.0%
Footnote	Description
Footnote†	Investment types less than 1% each

Credit Quality (% of net assets)Footnote Referencea

Value	Value
Cash	1.2%
Not Rated	6.3%
CCC or Lower	8.8%
B	43.3%
BB	32.4%
BBB	7.2%
A	0.5%
AA	0.2%
AAA	0.1%
Footnote	Description
Footnote[a]	Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”). If securities are rated differently by the ratings agencies, the highest rating is applied. Moody's ratings are converted to the S&P and Fitch scale with ratings ranging from AAA, being the highest, to D, being the lowest. Ratings of BBB or higher are considered to be investment-grade quality. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

ERAMX-TSR-AR

Parametric Tax-Managed International Equity Fund

Class A ETIGX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Parametric Tax-Managed International Equity Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/parametric-fund-documents.php. You can also request this information by contacting us at 1-800-260-0761.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$115	1.05%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and Tax-Managed International Equity Portfolio, the Portfolio in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the MSCI EAFE Index (the Index):

↓ Security selections in Japan ― particularly mid-cap and small-cap stocks in the real estate sector, which underperformed the Index ― detracted from returns

↓ Sector diversification in Japan hurt returns due, in part, to an underweight exposure to industrials, which rallied during a period of strong global demand

↓ Stock selections in Australia hampered performance, partly the result of excluding high beta stocks in the real estate sector, which outperformed the Index

↑ Diversification by country ― via a system of target country weights and systematically rebalancing them as they change ― contributed to Index-relative returns

↑ Country diversification ― the Fund held underweight exposures to larger countries and overweight exposures to smaller countries ― helped Index-relative returns

↑ Security selections in Sweden ― particularly small-cap stocks in the communication services sector, which performed well ― helped Index-relative returns

↑ Active sector allocations in Denmark helped performance, partly due to an overweight exposure to the materials sector, which performed well during the period

↑ Stock selections in Belgium ― particularly allocations to mid-cap and small-cap companies in the materials sector ― helped relative returns during the period

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class A with Maximum Sales Charge	MSCI EAFE Index
10/14	$9,475	$10,000
11/14	$9,542	$10,136
12/14	$9,223	$9,785
1/15	$9,331	$9,833
2/15	$9,794	$10,421
3/15	$9,627	$10,262
4/15	$10,021	$10,681
5/15	$9,981	$10,627
6/15	$9,686	$10,325
7/15	$9,893	$10,540
8/15	$9,252	$9,765
9/15	$8,907	$9,269
10/15	$9,449	$9,993
11/15	$9,400	$9,838
12/15	$9,309	$9,705
1/16	$8,919	$9,003
2/16	$8,758	$8,838
3/16	$9,329	$9,414
4/16	$9,489	$9,686
5/16	$9,449	$9,598
6/16	$9,329	$9,276
7/16	$9,669	$9,746
8/16	$9,649	$9,753
9/16	$9,789	$9,873
10/16	$9,469	$9,671
11/16	$9,159	$9,478
12/16	$9,414	$9,802
1/17	$9,699	$10,087
2/17	$9,812	$10,231
3/17	$10,148	$10,513
4/17	$10,413	$10,780
5/17	$10,881	$11,176
6/17	$10,820	$11,156
7/17	$11,126	$11,478
8/17	$11,167	$11,473
9/17	$11,350	$11,759
10/17	$11,523	$11,937
11/17	$11,615	$12,063
12/17	$11,750	$12,256
1/18	$12,293	$12,871
2/18	$11,677	$12,290
3/18	$11,688	$12,069
4/18	$11,865	$12,344
5/18	$11,719	$12,067
6/18	$11,615	$11,919
7/18	$11,886	$12,213
8/18	$11,750	$11,977
9/18	$11,740	$12,081
10/18	$10,821	$11,119
11/18	$10,853	$11,105
12/18	$10,405	$10,566
1/19	$11,063	$11,260
2/19	$11,275	$11,548
3/19	$11,392	$11,620
4/19	$11,636	$11,947
5/19	$11,211	$11,373
6/19	$11,817	$12,048
7/19	$11,583	$11,895
8/19	$11,424	$11,587
9/19	$11,647	$11,919
10/19	$12,029	$12,347
11/19	$12,188	$12,486
12/19	$12,529	$12,892
1/20	$12,333	$12,623
2/20	$11,475	$11,482
3/20	$9,749	$9,949
4/20	$10,455	$10,592
5/20	$10,998	$11,053
6/20	$11,345	$11,430
7/20	$11,693	$11,696
8/20	$12,181	$12,297
9/20	$11,877	$11,978
10/20	$11,378	$11,500
11/20	$13,039	$13,282
12/20	$13,634	$13,900
1/21	$13,458	$13,752
2/21	$13,568	$14,060
3/21	$13,919	$14,383
4/21	$14,369	$14,816
5/21	$14,874	$15,299
6/21	$14,633	$15,127
7/21	$14,775	$15,241
8/21	$15,039	$15,510
9/21	$14,402	$15,060
10/21	$14,874	$15,430
11/21	$14,248	$14,712
12/21	$14,816	$15,465
1/22	$14,133	$14,718
2/22	$13,752	$14,458
3/22	$13,752	$14,551
4/22	$12,956	$13,609
5/22	$13,068	$13,711
6/22	$11,981	$12,439
7/22	$12,485	$13,059
8/22	$11,790	$12,439
9/22	$10,569	$11,275
10/22	$11,095	$11,881
11/22	$12,485	$13,220
12/22	$12,361	$13,230
1/23	$13,330	$14,302
2/23	$13,011	$14,003
3/23	$13,307	$14,350
4/23	$13,718	$14,755
5/23	$13,034	$14,131
6/23	$13,524	$14,774
7/23	$13,878	$15,252
8/23	$13,342	$14,668
9/23	$12,874	$14,167
10/23	$12,486	$13,592
11/23	$13,490	$14,854
12/23	$14,237	$15,643
1/24	$14,003	$15,733
2/24	$14,190	$16,021
3/24	$14,576	$16,548
4/24	$14,202	$16,124
5/24	$14,962	$16,749
6/24	$14,564	$16,479
7/24	$15,067	$16,962
8/24	$15,640	$17,514
9/24	$15,862	$17,675
10/24	$14,955	$16,714

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class A	19.82%	4.46%	4.67%
Class A with 5.25% Maximum Sales Charge	13.50%	3.33%	4.10%
MSCI EAFE Index (net of foreign withholding taxes)	22.97%	6.24%	5.27%

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$36,066,656
# of Portfolio Holdings (for Tax-Managed International Equity Portfolio)	718
Portfolio Turnover Rate (for Tax-Managed International Equity Portfolio)	17%
Total Advisory Fees Paid	$389,221

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

References to the Fund's investments are the Fund's pro rata share of the investments of Tax-Managed International Equity Portfolio, an affiliated investment company in which the Fund invests substantially all of its assets.

Geographic Allocation (% of total investments)

Value	Value
Developed Middle East	2.0%
Australasia/Pacific	8.5%
North America	10.7%
Asia	19.0%
Developed Europe	59.8%

Top Ten Holdings (% of total investments)Footnote Referencea

Nestle SA	1.1%
SAP SE	1.1%
Cie Financiere Richemont SA, Class A	1.0%
Novo Nordisk AS, Class B	0.9%
Deutsche Telekom AG	0.9%
Engie SA	0.8%
Air Liquide SA	0.8%
Sanofi SA	0.8%
E.ON SE	0.7%
CSL Ltd.	0.7%
Total	8.8%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Material Fund Changes

This is a summary of certain changes to the Fund since October 31, 2023.

On October 17, 2024, the Fund’s Trustees approved a Plan of Liquidation and Termination for the Fund. Effective as of the close of business on November 12, 2024, shares of the Fund were no longer available for purchase or exchange. All of the Fund's outstanding shares as of the close of business on November 19, 2024 were redeemed and the Fund was liquidated.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/parametric-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-260-0761 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

ETIGX-TSR-AR

Parametric Tax-Managed International Equity Fund

Class C ECIGX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Parametric Tax-Managed International Equity Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/parametric-fund-documents.php. You can also request this information by contacting us at 1-800-260-0761.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$197	1.80%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and Tax-Managed International Equity Portfolio, the Portfolio in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the MSCI EAFE Index (the Index):

↓ Security selections in Japan ― particularly mid-cap and small-cap stocks in the real estate sector, which underperformed the Index ― detracted from returns

↓ Sector diversification in Japan hurt returns due, in part, to an underweight exposure to industrials, which rallied during a period of strong global demand

↓ Stock selections in Australia hampered performance, partly the result of excluding high beta stocks in the real estate sector, which outperformed the Index

↑ Diversification by country ― via a system of target country weights and systematically rebalancing them as they change ― contributed to Index-relative returns

↑ Country diversification ― the Fund held underweight exposures to larger countries and overweight exposures to smaller countries ― helped Index-relative returns

↑ Security selections in Sweden ― particularly small-cap stocks in the communication services sector, which performed well ― helped Index-relative returns

↑ Active sector allocations in Denmark helped performance, partly due to an overweight exposure to the materials sector, which performed well during the period

↑ Stock selections in Belgium ― particularly allocations to mid-cap and small-cap companies in the materials sector ― helped relative returns during the period

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class C	MSCI EAFE Index
10/14	$10,000	$10,000
11/14	$10,054	$10,136
12/14	$9,714	$9,785
1/15	$9,823	$9,833
2/15	$10,315	$10,421
3/15	$10,129	$10,262
4/15	$10,533	$10,681
5/15	$10,490	$10,627
6/15	$10,173	$10,325
7/15	$10,380	$10,540
8/15	$9,692	$9,765
9/15	$9,342	$9,269
10/15	$9,900	$9,993
11/15	$9,834	$9,838
12/15	$9,741	$9,705
1/16	$9,323	$9,003
2/16	$9,146	$8,838
3/16	$9,741	$9,414
4/16	$9,907	$9,686
5/16	$9,852	$9,598
6/16	$9,730	$9,276
7/16	$10,072	$9,746
8/16	$10,039	$9,753
9/16	$10,182	$9,873
10/16	$9,841	$9,671
11/16	$9,510	$9,478
12/16	$9,769	$9,802
1/17	$10,058	$10,087
2/17	$10,181	$10,231
3/17	$10,515	$10,513
4/17	$10,782	$10,780
5/17	$11,261	$11,176
6/17	$11,195	$11,156
7/17	$11,495	$11,478
8/17	$11,540	$11,473
9/17	$11,718	$11,759
10/17	$11,885	$11,937
11/17	$11,974	$12,063
12/17	$12,100	$12,256
1/18	$12,656	$12,871
2/18	$12,021	$12,290
3/18	$12,021	$12,069
4/18	$12,191	$12,344
5/18	$12,043	$12,067
6/18	$11,919	$11,919
7/18	$12,191	$12,213
8/18	$12,043	$11,977
9/18	$12,032	$12,081
10/18	$11,079	$11,119
11/18	$11,102	$11,105
12/18	$10,632	$10,566
1/19	$11,307	$11,260
2/19	$11,525	$11,548
3/19	$11,628	$11,620
4/19	$11,868	$11,947
5/19	$11,433	$11,373
6/19	$12,051	$12,048
7/19	$11,799	$11,895
8/19	$11,628	$11,587
9/19	$11,845	$11,919
10/19	$12,234	$12,347
11/19	$12,383	$12,486
12/19	$12,717	$12,892
1/20	$12,508	$12,623
2/20	$11,638	$11,482
3/20	$9,886	$9,949
4/20	$10,594	$10,592
5/20	$11,127	$11,053
6/20	$11,476	$11,430
7/20	$11,824	$11,696
8/20	$12,311	$12,297
9/20	$11,986	$11,978
10/20	$11,487	$11,500
11/20	$13,146	$13,282
12/20	$13,750	$13,900
1/21	$13,552	$13,752
2/21	$13,657	$14,060
3/21	$14,005	$14,383
4/21	$14,446	$14,816
5/21	$14,945	$15,299
6/21	$14,689	$15,127
7/21	$14,817	$15,241
8/21	$15,084	$15,510
9/21	$14,434	$15,060
10/21	$14,898	$15,430
11/21	$14,260	$14,712
12/21	$14,810	$15,465
1/22	$14,128	$14,718
2/22	$13,741	$14,458
3/22	$13,729	$14,551
4/22	$12,919	$13,609
5/22	$13,036	$13,711
6/22	$11,944	$12,439
7/22	$12,437	$13,059
8/22	$11,733	$12,439
9/22	$10,511	$11,275
10/22	$11,028	$11,881
11/22	$12,390	$13,220
12/22	$12,271	$13,230
1/23	$13,220	$14,302
2/23	$12,900	$14,003
3/23	$13,184	$14,350
4/23	$13,587	$14,755
5/23	$12,900	$14,131
6/23	$13,374	$14,774
7/23	$13,718	$15,252
8/23	$13,184	$14,668
9/23	$12,710	$14,167
10/23	$12,319	$13,592
11/23	$13,303	$14,854
12/23	$14,025	$15,643
1/24	$13,784	$15,733
2/24	$13,953	$16,021
3/24	$14,339	$16,548
4/24	$13,965	$16,124
5/24	$14,700	$16,749
6/24	$14,290	$16,479
7/24	$14,773	$16,962
8/24	$15,327	$17,514
9/24	$15,532	$17,675
10/24	$14,871	$16,714

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class C, with conversion to Class A after 8 years	18.94%	3.67%	4.04%
Class C, with 1% Maximum Deferred Sales Charge and conversion to Class A after 8 years	17.94%	3.67%	4.04%
MSCI EAFE Index (net of foreign withholding taxes)	22.97%	6.24%	5.27%

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$36,066,656
# of Portfolio Holdings (for Tax-Managed International Equity Portfolio)	718
Portfolio Turnover Rate (for Tax-Managed International Equity Portfolio)	17%
Total Advisory Fees Paid	$389,221

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

References to the Fund's investments are the Fund's pro rata share of the investments of Tax-Managed International Equity Portfolio, an affiliated investment company in which the Fund invests substantially all of its assets.

Geographic Allocation (% of total investments)

Value	Value
Developed Middle East	2.0%
Australasia/Pacific	8.5%
North America	10.7%
Asia	19.0%
Developed Europe	59.8%

Top Ten Holdings (% of total investments)Footnote Referencea

Nestle SA	1.1%
SAP SE	1.1%
Cie Financiere Richemont SA, Class A	1.0%
Novo Nordisk AS, Class B	0.9%
Deutsche Telekom AG	0.9%
Engie SA	0.8%
Air Liquide SA	0.8%
Sanofi SA	0.8%
E.ON SE	0.7%
CSL Ltd.	0.7%
Total	8.8%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Material Fund Changes

This is a summary of certain changes to the Fund since October 31, 2023.

On October 17, 2024, the Fund’s Trustees approved a Plan of Liquidation and Termination for the Fund. Effective as of the close of business on November 12, 2024, shares of the Fund were no longer available for purchase or exchange. All of the Fund's outstanding shares as of the close of business on November 19, 2024 were redeemed and the Fund was liquidated.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/parametric-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-260-0761 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

ECIGX-TSR-AR

Parametric Tax-Managed International Equity Fund

Class I EITIX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Parametric Tax-Managed International Equity Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/parametric-fund-documents.php. You can also request this information by contacting us at 1-800-260-0761.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$88	0.80%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and Tax-Managed International Equity Portfolio, the Portfolio in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the MSCI EAFE Index (the Index):

↓ Security selections in Japan ― particularly mid-cap and small-cap stocks in the real estate sector, which underperformed the Index ― detracted from returns

↓ Sector diversification in Japan hurt returns due, in part, to an underweight exposure to industrials, which rallied during a period of strong global demand

↓ Stock selections in Australia hampered performance, partly the result of excluding high beta stocks in the real estate sector, which outperformed the Index

↑ Diversification by country ― via a system of target country weights and systematically rebalancing them as they change ― contributed to Index-relative returns

↑ Country diversification ― the Fund held underweight exposures to larger countries and overweight exposures to smaller countries ― helped Index-relative returns

↑ Security selections in Sweden ― particularly small-cap stocks in the communication services sector, which performed well ― helped Index-relative returns

↑ Active sector allocations in Denmark helped performance, partly due to an overweight exposure to the materials sector, which performed well during the period

↑ Stock selections in Belgium ― particularly allocations to mid-cap and small-cap companies in the materials sector ― helped relative returns during the period

Fund Performance

Comparison of the change in value of a $1,000,000 investment for the period indicated.

	Class I	MSCI EAFE Index
10/14	$1,000,000	$1,000,000
11/14	$1,007,114	$1,013,602
12/14	$974,028	$978,489
1/15	$985,510	$983,273
2/15	$1,035,619	$1,042,053
3/15	$1,017,867	$1,026,223
4/15	$1,059,624	$1,068,123
5/15	$1,055,447	$1,062,656
6/15	$1,025,172	$1,032,547
7/15	$1,047,095	$1,053,986
8/15	$978,195	$976,452
9/15	$943,748	$926,872
10/15	$1,000,118	$999,325
11/15	$994,897	$983,778
12/15	$985,887	$970,523
1/16	$944,411	$900,340
2/16	$928,461	$883,846
3/16	$989,087	$941,355
4/16	$1,006,104	$968,608
5/16	$1,001,848	$959,809
6/16	$990,148	$927,591
7/16	$1,025,241	$974,602
8/16	$1,023,109	$975,294
9/16	$1,039,061	$987,275
10/16	$1,005,027	$967,080
11/16	$972,057	$947,820
12/16	$998,701	$980,230
1/17	$1,030,185	$1,008,664
2/17	$1,043,211	$1,023,088
3/17	$1,077,946	$1,051,252
4/17	$1,106,170	$1,078,001
5/17	$1,156,100	$1,117,568
6/17	$1,150,676	$1,115,591
7/17	$1,183,247	$1,147,771
8/17	$1,187,588	$1,147,339
9/17	$1,208,218	$1,175,885
10/17	$1,225,583	$1,193,741
11/17	$1,236,439	$1,206,262
12/17	$1,250,512	$1,225,624
1/18	$1,308,475	$1,287,101
2/18	$1,243,833	$1,229,006
3/18	$1,244,951	$1,206,855
4/18	$1,263,905	$1,234,411
5/18	$1,249,410	$1,206,664
6/18	$1,237,149	$1,191,921
7/18	$1,266,126	$1,221,261
8/18	$1,252,749	$1,197,675
9/18	$1,252,749	$1,208,070
10/18	$1,153,555	$1,111,917
11/18	$1,158,009	$1,110,516
12/18	$1,110,144	$1,056,607
1/19	$1,180,666	$1,126,048
2/19	$1,204,550	$1,154,752
3/19	$1,215,929	$1,162,034
4/19	$1,242,085	$1,194,705
5/19	$1,197,724	$1,137,328
6/19	$1,262,561	$1,204,800
7/19	$1,237,536	$1,189,503
8/19	$1,220,477	$1,158,688
9/19	$1,244,368	$1,191,891
10/19	$1,286,459	$1,234,715
11/19	$1,303,515	$1,248,634
12/19	$1,339,773	$1,289,214
1/20	$1,318,781	$1,262,285
2/20	$1,228,992	$1,148,178
3/20	$1,043,598	$994,932
4/20	$1,119,391	$1,059,208
5/20	$1,177,697	$1,105,331
6/20	$1,215,011	$1,142,967
7/20	$1,253,486	$1,169,608
8/20	$1,304,788	$1,229,739
9/20	$1,272,146	$1,197,786
10/20	$1,219,674	$1,149,960
11/20	$1,398,074	$1,328,219
12/20	$1,462,989	$1,389,976
1/21	$1,442,891	$1,375,167
2/21	$1,455,889	$1,406,011
3/21	$1,493,707	$1,438,340
4/21	$1,542,160	$1,481,619
5/21	$1,596,512	$1,529,936
6/21	$1,571,691	$1,512,718
7/21	$1,585,872	$1,524,108
8/21	$1,615,415	$1,550,992
9/21	$1,548,057	$1,505,981
10/21	$1,597,689	$1,543,021
11/21	$1,530,331	$1,471,203
12/21	$1,591,931	$1,546,534
1/22	$1,519,351	$1,471,800
2/22	$1,479,432	$1,445,776
3/22	$1,479,432	$1,455,069
4/22	$1,393,545	$1,360,934
5/22	$1,406,851	$1,371,136
6/22	$1,289,513	$1,243,912
7/22	$1,345,158	$1,305,896
8/22	$1,268,948	$1,243,873
9/22	$1,138,303	$1,127,512
10/22	$1,195,158	$1,188,144
11/22	$1,345,158	$1,321,971
12/22	$1,331,679	$1,323,034
1/23	$1,436,584	$1,430,169
2/23	$1,402,027	$1,400,326
3/23	$1,434,116	$1,435,032
4/23	$1,479,781	$1,475,547
5/23	$1,405,730	$1,413,105
6/23	$1,458,800	$1,477,415
7/23	$1,498,293	$1,525,219
8/23	$1,440,287	$1,466,784
9/23	$1,389,686	$1,416,682
10/23	$1,348,958	$1,359,247
11/23	$1,457,565	$1,485,409
12/23	$1,538,472	$1,564,328
1/24	$1,513,106	$1,573,330
2/24	$1,533,399	$1,602,129
3/24	$1,576,522	$1,654,823
4/24	$1,535,936	$1,612,445
5/24	$1,618,377	$1,674,903
6/24	$1,575,254	$1,647,863
7/24	$1,629,792	$1,696,206
8/24	$1,691,939	$1,751,360
9/24	$1,716,037	$1,767,533
10/24	$1,619,659	$1,671,413

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class I	20.07%	4.71%	4.94%
MSCI EAFE Index (net of foreign withholding taxes)	22.97%	6.24%	5.27%

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$36,066,656
# of Portfolio Holdings (for Tax-Managed International Equity Portfolio)	718
Portfolio Turnover Rate (for Tax-Managed International Equity Portfolio)	17%
Total Advisory Fees Paid	$389,221

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

References to the Fund's investments are the Fund's pro rata share of the investments of Tax-Managed International Equity Portfolio, an affiliated investment company in which the Fund invests substantially all of its assets.

Geographic Allocation (% of total investments)

Value	Value
Developed Middle East	2.0%
Australasia/Pacific	8.5%
North America	10.7%
Asia	19.0%
Developed Europe	59.8%

Top Ten Holdings (% of total investments)Footnote Referencea

Nestle SA	1.1%
SAP SE	1.1%
Cie Financiere Richemont SA, Class A	1.0%
Novo Nordisk AS, Class B	0.9%
Deutsche Telekom AG	0.9%
Engie SA	0.8%
Air Liquide SA	0.8%
Sanofi SA	0.8%
E.ON SE	0.7%
CSL Ltd.	0.7%
Total	8.8%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Material Fund Changes

This is a summary of certain changes to the Fund since October 31, 2023.

On October 17, 2024, the Fund’s Trustees approved a Plan of Liquidation and Termination for the Fund. Effective as of the close of business on November 12, 2024, shares of the Fund were no longer available for purchase or exchange. All of the Fund's outstanding shares as of the close of business on November 19, 2024 were redeemed and the Fund was liquidated.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/parametric-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-260-0761 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

EITIX-TSR-AR

Eaton Vance Short Duration High Income Fund

Class A ESHAX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Short Duration High Income Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$94	0.90%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the ICE BofA U.S. High Yield Cash Pay BB-B 1-3 Year Index (the Index):

↓ The Fund’s security selections by sector ― especially in the insurance sector ― detracted from performance relative to the Index during the period

↓ Security selections by credit quality ― particularly selections in B-rated bonds ― detracted from performance relative to the Index during the period

↓ Security selections by duration segment ― especially securities with durations of less than 2 years ― detracted from performance relative to the Index

↑ The Fund’s asset allocations by sector ― particularly overweight exposures to the insurance and health care sectors ― helped returns relative to the Index

↑ Allocations to fixed-income securities by credit quality ― especially exposures to lower-rated securities ― contributed to Fund performance relative to the Index

↑ Selections in securities with durations between 2-5 years contributed to Fund performance relative to the Index during the period

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class A with Maximum Sales Charge	Bloomberg U.S. Universal Index	ICE BofA U.S. High Yield Cash Pay BB-B 1–3 Year Index
10/14	$10,000	$10,000	$10,000
11/14	$9,678	$10,054	$10,000
12/14	$9,620	$10,036	$9,954
1/15	$9,671	$10,227	$9,975
2/15	$9,785	$10,167	$10,111
3/15	$9,788	$10,209	$10,107
4/15	$9,861	$10,197	$10,191
5/15	$9,883	$10,180	$10,241
6/15	$9,856	$10,066	$10,210
7/15	$9,858	$10,125	$10,202
8/15	$9,790	$10,095	$10,121
9/15	$9,668	$10,134	$10,016
10/15	$9,778	$10,167	$10,166
11/15	$9,666	$10,130	$10,069
12/15	$9,624	$10,079	$9,984
1/16	$9,604	$10,190	$9,901
2/16	$9,636	$10,263	$9,993
3/16	$9,864	$10,388	$10,216
4/16	$9,990	$10,459	$10,409
5/16	$10,055	$10,467	$10,497
6/16	$10,070	$10,652	$10,567
7/16	$10,179	$10,739	$10,719
8/16	$10,268	$10,751	$10,834
9/16	$10,335	$10,753	$10,879
10/16	$10,352	$10,682	$10,920
11/16	$10,379	$10,442	$10,928
12/16	$10,491	$10,473	$11,038
1/17	$10,539	$10,510	$11,108
2/17	$10,622	$10,591	$11,192
3/17	$10,630	$10,588	$11,215
4/17	$10,705	$10,675	$11,296
5/17	$10,770	$10,758	$11,360
6/17	$10,789	$10,749	$11,384
7/17	$10,853	$10,802	$11,444
8/17	$10,871	$10,895	$11,473
9/17	$10,926	$10,857	$11,531
10/17	$10,955	$10,870	$11,560
11/17	$10,928	$10,854	$11,540
12/17	$10,968	$10,901	$11,558
1/18	$11,010	$10,797	$11,614
2/18	$10,972	$10,694	$11,602
3/18	$10,968	$10,748	$11,606
4/18	$10,941	$10,676	$11,668
5/18	$10,949	$10,735	$11,704
6/18	$10,946	$10,719	$11,727
7/18	$11,035	$10,741	$11,811
8/18	$11,088	$10,794	$11,883
9/18	$11,132	$10,748	$11,939
10/18	$11,058	$10,658	$11,903
11/18	$11,028	$10,706	$11,906
12/18	$10,895	$10,874	$11,813
1/19	$11,196	$11,024	$12,090
2/19	$11,287	$11,036	$12,208
3/19	$11,329	$11,235	$12,282
4/19	$11,430	$11,251	$12,376
5/19	$11,392	$11,423	$12,334
6/19	$11,507	$11,585	$12,495
7/19	$11,563	$11,619	$12,553
8/19	$11,594	$11,882	$12,620
9/19	$11,650	$11,830	$12,638
10/19	$11,656	$11,869	$12,666
11/19	$11,698	$11,866	$12,722
12/19	$11,813	$11,884	$12,857
1/20	$11,843	$12,097	$12,879
2/20	$11,741	$12,278	$12,701
3/20	$10,742	$12,039	$11,444
4/20	$10,885	$12,280	$11,740
5/20	$11,191	$12,394	$12,114
6/20	$11,338	$12,498	$12,247
7/20	$11,610	$12,717	$12,617
8/20	$11,695	$12,644	$12,728
9/20	$11,664	$12,621	$12,642
10/20	$11,674	$12,576	$12,717
11/20	$12,041	$12,740	$13,026
12/20	$12,152	$12,784	$13,180
1/21	$12,209	$12,704	$13,225
2/21	$12,318	$12,540	$13,284
3/21	$12,386	$12,394	$13,361
4/21	$12,452	$12,498	$13,457
5/21	$12,505	$12,546	$13,497
6/21	$12,570	$12,637	$13,577
7/21	$12,582	$12,764	$13,592
8/21	$12,621	$12,756	$13,645
9/21	$12,630	$12,647	$13,654
10/21	$12,654	$12,636	$13,679
11/21	$12,584	$12,652	$13,614
12/21	$12,714	$12,643	$13,744
1/22	$12,602	$12,366	$13,573
2/22	$12,564	$12,197	$13,529
3/22	$12,524	$11,870	$13,458
4/22	$12,416	$11,427	$13,287
5/22	$12,335	$11,490	$13,355
6/22	$11,901	$11,261	$12,902
7/22	$12,230	$11,544	$13,335
8/22	$12,114	$11,244	$13,216
9/22	$11,931	$10,759	$13,023
10/22	$12,147	$10,641	$13,282
11/22	$12,298	$11,038	$13,433
12/22	$12,288	$11,001	$13,394
1/23	$12,540	$11,342	$13,690
2/23	$12,487	$11,063	$13,694
3/23	$12,589	$11,323	$13,769
4/23	$12,650	$11,392	$13,876
5/23	$12,598	$11,274	$13,850
6/23	$12,734	$11,256	$14,019
7/23	$12,857	$11,267	$14,172
8/23	$12,925	$11,200	$14,232
9/23	$12,921	$10,932	$14,219
10/23	$12,872	$10,768	$14,163
11/23	$13,103	$11,253	$14,521
12/23	$13,292	$11,680	$14,793
1/24	$13,347	$11,652	$14,828
2/24	$13,402	$11,512	$14,912
3/24	$13,519	$11,625	$15,028
4/24	$13,515	$11,353	$14,993
5/24	$13,633	$11,542	$15,127
6/24	$13,736	$11,647	$15,240
7/24	$13,858	$11,911	$15,436
8/24	$13,978	$12,087	$15,585
9/24	$14,070	$12,253	$15,737
10/24	$14,098	$11,974	$15,751

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class A	9.53%	3.87%	3.83%
Class A with 3.25% Maximum Sales Charge	6.00%	3.19%	3.49%
Bloomberg U.S. Universal IndexFootnote Reference1	11.20%	0.18%	1.82%
ICE BofA U.S. High Yield Cash Pay BB-B 1–3 Year Index	11.21%	4.45%	4.64%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$85,650,543
# of Portfolio Holdings	195
Portfolio Turnover Rate	77%
Total Advisory Fees Paid	$273,461

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	1.0%
Convertible Bonds	1.2%
Short-Term Investments	1.5%
Exchange-Traded Funds	2.1%
Senior Floating-Rate Loans	14.5%
Corporate Bonds	79.7%
Footnote	Description
Footnote†	Investment types less than 1% each

Credit Quality (% of total investments)Footnote Referencea

Value	Value
Not Rated	4.3%
CCC or Lower	12.3%
B	39.5%
BB	40.1%
BBB	3.8%
Footnote	Description
Footnote[a]	Excludes Short-Term Investments. Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”). This breakdown assigns a numeric equivalent to the ratings from the aforementioned agencies and the mean is rounded to the nearest integer and converted to an equivalent S&P rating ranging from AAA, being the highest, to D, being the lowest. Ratings of BBB or higher are considered to be investment-grade quality. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

ESHAX-TSR-AR

Eaton Vance Short Duration High Income Fund

Class I ESHIX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Short Duration High Income Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$68	0.65%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the ICE BofA U.S. High Yield Cash Pay BB-B 1-3 Year Index (the Index):

↓ The Fund’s security selections by sector ― especially in the insurance sector ― detracted from performance relative to the Index during the period

↓ Security selections by credit quality ― particularly selections in B-rated bonds ― detracted from performance relative to the Index during the period

↓ Security selections by duration segment ― especially securities with durations of less than 2 years ― detracted from performance relative to the Index

↑ The Fund’s asset allocations by sector ― particularly overweight exposures to the insurance and health care sectors ― helped returns relative to the Index

↑ Allocations to fixed-income securities by credit quality ― especially exposures to lower-rated securities ― contributed to Fund performance relative to the Index

↑ Selections in securities with durations between 2-5 years contributed to Fund performance relative to the Index during the period

Fund Performance

Comparison of the change in value of a $1,000,000 investment for the period indicated.

	Class I	Bloomberg U.S. Universal Index	ICE BofA U.S. High Yield Cash Pay BB-B 1–3 Year Index
10/14	$1,000,000	$1,000,000	$1,000,000
11/14	$1,000,487	$1,005,397	$999,997
12/14	$995,765	$1,003,580	$995,418
1/15	$1,000,290	$1,022,684	$997,473
2/15	$1,013,259	$1,016,723	$1,011,064
3/15	$1,012,785	$1,020,920	$1,010,679
4/15	$1,020,517	$1,019,735	$1,019,066
5/15	$1,024,054	$1,017,951	$1,024,066
6/15	$1,021,471	$1,006,590	$1,020,983
7/15	$1,021,935	$1,012,452	$1,020,227
8/15	$1,015,094	$1,009,468	$1,012,145
9/15	$1,001,600	$1,013,420	$1,001,619
10/15	$1,014,289	$1,016,659	$1,016,578
11/15	$1,001,857	$1,012,952	$1,006,853
12/15	$997,728	$1,007,891	$998,376
1/16	$996,916	$1,019,017	$990,076
2/16	$1,000,458	$1,026,256	$999,309
3/16	$1,023,262	$1,038,833	$1,021,566
4/16	$1,037,538	$1,045,911	$1,040,863
5/16	$1,044,533	$1,046,728	$1,049,746
6/16	$1,045,242	$1,065,155	$1,056,739
7/16	$1,056,725	$1,073,933	$1,071,909
8/16	$1,067,288	$1,075,091	$1,083,368
9/16	$1,073,448	$1,075,347	$1,087,850
10/16	$1,076,488	$1,068,213	$1,091,986
11/16	$1,078,416	$1,044,202	$1,092,822
12/16	$1,091,348	$1,047,304	$1,103,816
1/17	$1,096,655	$1,050,999	$1,110,825
2/17	$1,105,482	$1,059,108	$1,119,235
3/17	$1,105,430	$1,058,753	$1,121,529
4/17	$1,114,469	$1,067,538	$1,129,576
5/17	$1,121,558	$1,075,775	$1,136,045
6/17	$1,123,831	$1,074,863	$1,138,392
7/17	$1,130,669	$1,080,216	$1,144,372
8/17	$1,131,687	$1,089,536	$1,147,322
9/17	$1,138,812	$1,085,702	$1,153,118
10/17	$1,142,129	$1,087,005	$1,155,974
11/17	$1,139,566	$1,085,360	$1,154,024
12/17	$1,142,748	$1,090,145	$1,155,829
1/18	$1,147,335	$1,079,655	$1,161,367
2/18	$1,144,799	$1,069,417	$1,160,216
3/18	$1,144,616	$1,074,811	$1,160,609
4/18	$1,142,105	$1,067,639	$1,166,761
5/18	$1,143,186	$1,073,462	$1,170,420
6/18	$1,141,849	$1,071,905	$1,172,700
7/18	$1,152,578	$1,074,148	$1,181,137
8/18	$1,158,433	$1,079,440	$1,188,273
9/18	$1,163,263	$1,074,815	$1,193,941
10/18	$1,155,711	$1,065,824	$1,190,338
11/18	$1,152,904	$1,070,617	$1,190,577
12/18	$1,138,018	$1,087,367	$1,181,323
1/19	$1,170,871	$1,102,360	$1,208,973
2/19	$1,180,625	$1,103,561	$1,220,830
3/19	$1,183,992	$1,123,489	$1,228,216
4/19	$1,196,069	$1,125,062	$1,237,619
5/19	$1,192,334	$1,142,296	$1,233,438
6/19	$1,204,624	$1,158,453	$1,249,478
7/19	$1,210,731	$1,161,901	$1,255,305
8/19	$1,214,291	$1,188,192	$1,261,959
9/19	$1,220,331	$1,183,044	$1,263,801
10/19	$1,221,282	$1,186,867	$1,266,608
11/19	$1,224,640	$1,186,629	$1,272,230
12/19	$1,238,199	$1,188,398	$1,285,687
1/20	$1,240,283	$1,209,727	$1,287,924
2/20	$1,229,851	$1,227,840	$1,270,119
3/20	$1,124,247	$1,203,856	$1,144,351
4/20	$1,139,459	$1,227,971	$1,174,020
5/20	$1,171,764	$1,239,440	$1,211,420
6/20	$1,188,679	$1,249,782	$1,224,670
7/20	$1,217,454	$1,271,736	$1,261,685
8/20	$1,226,649	$1,264,402	$1,272,824
9/20	$1,223,600	$1,262,124	$1,264,226
10/20	$1,224,985	$1,257,613	$1,271,746
11/20	$1,263,721	$1,274,024	$1,302,572
12/20	$1,275,560	$1,278,423	$1,318,040
1/21	$1,280,534	$1,270,388	$1,322,511
2/21	$1,293,536	$1,253,996	$1,328,354
3/21	$1,300,886	$1,239,403	$1,336,073
4/21	$1,308,154	$1,249,825	$1,345,701
5/21	$1,313,997	$1,254,592	$1,349,662
6/21	$1,321,062	$1,263,738	$1,357,677
7/21	$1,322,615	$1,276,427	$1,359,161
8/21	$1,327,001	$1,275,575	$1,364,549
9/21	$1,328,188	$1,264,683	$1,365,412
10/21	$1,331,007	$1,263,649	$1,367,939
11/21	$1,323,975	$1,265,175	$1,361,393
12/21	$1,337,936	$1,264,322	$1,374,374
1/22	$1,326,429	$1,236,603	$1,357,276
2/22	$1,322,636	$1,219,743	$1,352,867
3/22	$1,318,801	$1,187,019	$1,345,841
4/22	$1,307,685	$1,142,746	$1,328,709
5/22	$1,299,401	$1,149,034	$1,335,474
6/22	$1,253,990	$1,126,073	$1,290,164
7/22	$1,288,975	$1,154,385	$1,333,538
8/22	$1,277,045	$1,124,375	$1,321,619
9/22	$1,257,978	$1,075,933	$1,302,255
10/22	$1,281,041	$1,064,128	$1,328,198
11/22	$1,297,187	$1,103,805	$1,343,335
12/22	$1,296,448	$1,100,056	$1,339,367
1/23	$1,323,274	$1,134,180	$1,368,959
2/23	$1,317,882	$1,106,311	$1,369,448
3/23	$1,328,959	$1,132,265	$1,376,866
4/23	$1,337,213	$1,139,182	$1,387,570
5/23	$1,330,458	$1,127,371	$1,384,991
6/23	$1,345,073	$1,125,619	$1,401,879
7/23	$1,358,420	$1,126,738	$1,417,153
8/23	$1,367,361	$1,119,953	$1,423,227
9/23	$1,365,679	$1,093,247	$1,421,920
10/23	$1,360,807	$1,076,807	$1,416,347
11/23	$1,385,570	$1,125,268	$1,452,063
12/23	$1,405,846	$1,167,966	$1,479,313
1/24	$1,411,966	$1,165,171	$1,482,768
2/24	$1,418,052	$1,151,201	$1,491,160
3/24	$1,430,670	$1,162,504	$1,502,761
4/24	$1,430,533	$1,135,338	$1,499,296
5/24	$1,443,384	$1,154,158	$1,512,691
6/24	$1,454,592	$1,164,708	$1,523,964
7/24	$1,467,809	$1,191,145	$1,543,629
8/24	$1,480,860	$1,208,679	$1,558,525
9/24	$1,490,890	$1,225,257	$1,573,713
10/24	$1,494,155	$1,197,428	$1,575,058

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class I	9.80%	4.11%	4.09%
Bloomberg U.S. Universal IndexFootnote Reference1	11.20%	0.18%	1.82%
ICE BofA U.S. High Yield Cash Pay BB-B 1–3 Year Index	11.21%	4.45%	4.64%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$85,650,543
# of Portfolio Holdings	195
Portfolio Turnover Rate	77%
Total Advisory Fees Paid	$273,461

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
OtherFootnote Reference†	1.0%
Convertible Bonds	1.2%
Short-Term Investments	1.5%
Exchange-Traded Funds	2.1%
Senior Floating-Rate Loans	14.5%
Corporate Bonds	79.7%
Footnote	Description
Footnote†	Investment types less than 1% each

Credit Quality (% of total investments)Footnote Referencea

Value	Value
Not Rated	4.3%
CCC or Lower	12.3%
B	39.5%
BB	40.1%
BBB	3.8%
Footnote	Description
Footnote[a]	Excludes Short-Term Investments. Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”). This breakdown assigns a numeric equivalent to the ratings from the aforementioned agencies and the mean is rounded to the nearest integer and converted to an equivalent S&P rating ranging from AAA, being the highest, to D, being the lowest. Ratings of BBB or higher are considered to be investment-grade quality. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

ESHIX-TSR-AR

Eaton Vance Tax-Managed Multi-Cap Growth Fund

Class A EACPX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Tax-Managed Multi-Cap Growth Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$144	1.23%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and Tax-Managed Multi-Cap Growth Portfolio, the Portfolio in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Russell 3000® Growth Index (the Index):

↓ An underweight position in microchip supplier NVIDIA Corp. hurt returns as its stock price surged on rising business demand for artificial intelligence (AI)

↓ An overweight position in computer software company Adobe Inc. detracted from returns as rising competition in AI-generated content slowed its revenue growth

↓ An overweight position in Lululemon Athletica Inc., an athletic apparel retailer, hurt returns as demand ― particularly among North American women ― weakened

↓ Not owning Broadcom Inc., a semiconductor maker, hampered Index-relative returns as it reported strong revenue and earnings growth supported by the rise of AI

↑ An overweight position in internet domain registrar and website host GoDaddy Inc. helped Index-relative returns after introducing new AI-automated processes

↑ An overweight position in equipment rental firm United Rentals Inc. helped returns as rising demand and astute acquisitions led to strong revenues and earnings

↑ An overweight position in Monolithic Power Systems Inc., a provider of power circuits, aided relative returns on rising demand in the AI data center market

↑ Not owning Tesla Inc. contributed to returns as the electric vehicle maker lowered prices on several of its car models ― reducing its margins and cash flows

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class A with Maximum Sales Charge	S&P 500® Index	Russell 3000® Growth Index
10/14	$10,000	$10,000	$10,000
11/14	$9,687	$10,269	$10,298
12/14	$9,625	$10,243	$10,221
1/15	$9,398	$9,936	$10,059
2/15	$10,141	$10,507	$10,733
3/15	$10,011	$10,340	$10,635
4/15	$10,088	$10,440	$10,659
5/15	$10,320	$10,574	$10,828
6/15	$10,214	$10,369	$10,663
7/15	$10,441	$10,586	$10,999
8/15	$9,842	$9,948	$10,317
9/15	$9,480	$9,702	$10,031
10/15	$10,238	$10,520	$10,872
11/15	$10,383	$10,551	$10,930
12/15	$10,165	$10,385	$10,742
1/16	$9,301	$9,869	$10,100
2/16	$9,137	$9,856	$10,091
3/16	$9,789	$10,525	$10,778
4/16	$9,823	$10,566	$10,694
5/16	$10,127	$10,755	$10,907
6/16	$9,929	$10,783	$10,864
7/16	$10,484	$11,181	$11,391
8/16	$10,489	$11,196	$11,348
9/16	$10,513	$11,199	$11,399
10/16	$10,248	$10,994	$11,098
11/16	$10,368	$11,401	$11,394
12/16	$10,344	$11,627	$11,536
1/17	$10,856	$11,847	$11,909
2/17	$11,194	$12,318	$12,388
3/17	$11,262	$12,332	$12,532
4/17	$11,469	$12,459	$12,814
5/17	$11,769	$12,634	$13,114
6/17	$11,706	$12,713	$13,115
7/17	$12,049	$12,974	$13,445
8/17	$12,107	$13,014	$13,671
9/17	$12,266	$13,283	$13,892
10/17	$12,570	$13,593	$14,405
11/17	$12,865	$14,009	$14,841
12/17	$13,011	$14,165	$14,949
1/18	$14,134	$14,976	$15,971
2/18	$13,970	$14,424	$15,549
3/18	$13,650	$14,058	$15,171
4/18	$13,916	$14,112	$15,221
5/18	$14,681	$14,451	$15,910
6/18	$14,895	$14,540	$16,062
7/18	$15,006	$15,081	$16,518
8/18	$15,785	$15,573	$17,430
9/18	$15,746	$15,662	$17,488
10/18	$14,144	$14,591	$15,874
11/18	$14,202	$14,888	$16,049
12/18	$13,013	$13,544	$14,632
1/19	$14,530	$14,629	$15,975
2/19	$14,882	$15,099	$16,580
3/19	$15,224	$15,393	$16,999
4/19	$16,137	$16,016	$17,749
5/19	$14,877	$14,998	$16,614
6/19	$15,819	$16,055	$17,765
7/19	$16,206	$16,286	$18,150
8/19	$15,834	$16,028	$17,969
9/19	$15,745	$16,328	$17,961
10/19	$15,993	$16,681	$18,467
11/19	$16,712	$17,287	$19,304
12/19	$17,165	$17,809	$19,877
1/20	$17,479	$17,802	$20,279
2/20	$16,303	$16,336	$18,892
3/20	$14,477	$14,319	$16,925
4/20	$16,642	$16,154	$19,430
5/20	$17,890	$16,923	$20,765
6/20	$18,559	$17,260	$21,663
7/20	$19,730	$18,233	$23,276
8/20	$21,707	$19,544	$25,621
9/20	$20,729	$18,801	$24,449
10/20	$20,095	$18,301	$23,675
11/20	$22,001	$20,305	$26,202
12/20	$22,923	$21,085	$27,483
1/21	$22,295	$20,872	$27,379
2/21	$22,756	$21,448	$27,435
3/21	$22,934	$22,387	$27,810
4/21	$24,614	$23,582	$29,614
5/21	$24,054	$23,747	$29,176
6/21	$25,247	$24,301	$30,975
7/21	$26,153	$24,878	$31,850
8/21	$27,043	$25,635	$33,001
9/21	$25,295	$24,443	$31,190
10/21	$27,006	$26,155	$33,812
11/21	$26,519	$25,974	$33,903
12/21	$27,169	$27,138	$34,586
1/22	$24,771	$25,734	$31,520
2/22	$23,750	$24,963	$30,264
3/22	$24,403	$25,890	$31,386
4/22	$21,757	$23,632	$27,593
5/22	$21,071	$23,676	$26,958
6/22	$19,531	$21,721	$24,850
7/22	$21,865	$23,724	$27,820
8/22	$20,779	$22,757	$26,585
9/22	$18,602	$20,661	$24,012
10/22	$19,602	$22,334	$25,469
11/22	$20,541	$23,582	$26,583
12/22	$19,137	$22,223	$24,568
1/23	$20,838	$23,619	$26,641
2/23	$20,244	$23,043	$26,326
3/23	$21,795	$23,889	$27,971
4/23	$22,286	$24,262	$28,212
5/23	$22,832	$24,367	$29,426
6/23	$24,290	$25,977	$31,460
7/23	$24,981	$26,812	$32,541
8/23	$24,711	$26,385	$32,176
9/23	$23,442	$25,127	$30,408
10/23	$23,258	$24,599	$29,880
11/23	$25,948	$26,845	$33,113
12/23	$27,131	$28,065	$34,693
1/24	$27,606	$28,536	$35,461
2/24	$29,054	$30,060	$37,901
3/24	$28,957	$31,027	$38,587
4/24	$27,606	$29,760	$36,886
5/24	$28,892	$31,236	$39,084
6/24	$30,453	$32,357	$41,595
7/24	$30,366	$32,750	$41,068
8/24	$30,842	$33,545	$41,861
9/24	$31,360	$34,261	$43,017
10/24	$31,184	$33,950	$42,855

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class A	34.09%	14.27%	12.64%
Class A with 5.25% Maximum Sales Charge	27.04%	13.05%	12.03%
S&P 500®IndexFootnote Reference1	38.02%	15.25%	12.99%
Russell 3000® Growth Index	43.42%	18.31%	15.65%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$151,980,299
# of Portfolio Holdings (for Tax-Managed Multi-Cap Growth Portfolio)	46
Portfolio Turnover Rate (for Tax-Managed Multi-Cap Growth Portfolio)	8%
Total Advisory Fees Paid	$925,083

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

References to the Fund's investments are the Fund's pro rata share of the investments of Tax-Managed Multi-Cap Growth Portfolio, an affiliated investment company in which the Fund invests substantially all of its assets.

Sector Allocation (% of total investments)

Information Technology 41.7%
Communication Services 13.3%
Consumer Discretionary 12.4%
Industrials 10.1%
Health Care 9.4%
Financials 6.6%
Consumer Staples 3.2%
Materials 1.7%
Short-Term Investments 1.1%
Real Estate 0.5%

Value	Value
Real Estate	0.5%
Short-Term Investments	1.1%
Materials	1.7%
Consumer Staples	3.2%
Financials	6.6%
Health Care	9.4%
Industrials	10.1%
Consumer Discretionary	12.4%
Communication Services	13.3%
Information Technology	41.7%

Top Ten Holdings (% of total investments)Footnote Referencea

Microsoft Corp.	11.0%
Apple, Inc.	9.5%
Amazon.com, Inc.	8.3%
NVIDIA Corp.	7.1%
Alphabet, Inc., Class C	4.6%
Alphabet, Inc., Class A	4.5%
Meta Platforms, Inc., Class A	4.2%
Visa, Inc., Class A	4.1%
Salesforce, Inc.	2.9%
GoDaddy, Inc., Class A	2.7%
Total	58.9%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

EACPX-TSR-AR

Eaton Vance Tax-Managed Multi-Cap Growth Fund

Class C ECCPX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Tax-Managed Multi-Cap Growth Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$231	1.98%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and Tax-Managed Multi-Cap Growth Portfolio, the Portfolio in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Russell 3000® Growth Index (the Index):

↓ An underweight position in microchip supplier NVIDIA Corp. hurt returns as its stock price surged on rising business demand for artificial intelligence (AI)

↓ An overweight position in computer software company Adobe Inc. detracted from returns as rising competition in AI-generated content slowed its revenue growth

↓ An overweight position in Lululemon Athletica Inc., an athletic apparel retailer, hurt returns as demand ― particularly among North American women ― weakened

↓ Not owning Broadcom Inc., a semiconductor maker, hampered Index-relative returns as it reported strong revenue and earnings growth supported by the rise of AI

↑ An overweight position in internet domain registrar and website host GoDaddy Inc. helped Index-relative returns after introducing new AI-automated processes

↑ An overweight position in equipment rental firm United Rentals Inc. helped returns as rising demand and astute acquisitions led to strong revenues and earnings

↑ An overweight position in Monolithic Power Systems Inc., a provider of power circuits, aided relative returns on rising demand in the AI data center market

↑ Not owning Tesla Inc. contributed to returns as the electric vehicle maker lowered prices on several of its car models ― reducing its margins and cash flows

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class C	S&P 500® Index	Russell 3000® Growth Index
10/14	$10,000	$10,000	$10,000
11/14	$10,218	$10,269	$10,298
12/14	$10,143	$10,243	$10,221
1/15	$9,897	$9,936	$10,059
2/15	$10,676	$10,507	$10,733
3/15	$10,533	$10,340	$10,635
4/15	$10,608	$10,440	$10,659
5/15	$10,842	$10,574	$10,828
6/15	$10,728	$10,369	$10,663
7/15	$10,957	$10,586	$10,999
8/15	$10,321	$9,948	$10,317
9/15	$9,931	$9,702	$10,031
10/15	$10,722	$10,520	$10,872
11/15	$10,871	$10,551	$10,930
12/15	$10,636	$10,385	$10,742
1/16	$9,719	$9,869	$10,100
2/16	$9,547	$9,856	$10,091
3/16	$10,218	$10,525	$10,778
4/16	$10,246	$10,566	$10,694
5/16	$10,556	$10,755	$10,907
6/16	$10,349	$10,783	$10,864
7/16	$10,922	$11,181	$11,391
8/16	$10,917	$11,196	$11,348
9/16	$10,940	$11,199	$11,399
10/16	$10,653	$10,994	$11,098
11/16	$10,767	$11,401	$11,394
12/16	$10,739	$11,627	$11,536
1/17	$11,260	$11,847	$11,909
2/17	$11,610	$12,318	$12,388
3/17	$11,667	$12,332	$12,532
4/17	$11,879	$12,459	$12,814
5/17	$12,177	$12,634	$13,114
6/17	$12,108	$12,713	$13,115
7/17	$12,452	$12,974	$13,445
8/17	$12,504	$13,014	$13,671
9/17	$12,664	$13,283	$13,892
10/17	$12,974	$13,593	$14,405
11/17	$13,266	$14,009	$14,841
12/17	$13,411	$14,165	$14,949
1/18	$14,555	$14,976	$15,971
2/18	$14,383	$14,424	$15,549
3/18	$14,038	$14,058	$15,171
4/18	$14,308	$14,112	$15,221
5/18	$15,084	$14,451	$15,910
6/18	$15,290	$14,540	$16,062
7/18	$15,400	$15,081	$16,518
8/18	$16,187	$15,573	$17,430
9/18	$16,135	$15,662	$17,488
10/18	$14,486	$14,591	$15,874
11/18	$14,538	$14,888	$16,049
12/18	$13,310	$13,544	$14,632
1/19	$14,853	$14,629	$15,975
2/19	$15,207	$15,099	$16,580
3/19	$15,544	$15,393	$16,999
4/19	$16,466	$16,016	$17,749
5/19	$15,172	$14,998	$16,614
6/19	$16,117	$16,055	$17,765
7/19	$16,507	$16,286	$18,150
8/19	$16,117	$16,028	$17,969
9/19	$16,017	$16,328	$17,961
10/19	$16,259	$16,681	$18,467
11/19	$16,980	$17,287	$19,304
12/19	$17,425	$17,809	$19,877
1/20	$17,734	$17,802	$20,279
2/20	$16,532	$16,336	$18,892
3/20	$14,670	$14,319	$16,925
4/20	$16,854	$16,154	$19,430
5/20	$18,103	$16,923	$20,765
6/20	$18,771	$17,260	$21,663
7/20	$19,942	$18,233	$23,276
8/20	$21,926	$19,544	$25,621
9/20	$20,925	$18,801	$24,449
10/20	$20,270	$18,301	$23,675
11/20	$22,180	$20,305	$26,202
12/20	$23,095	$21,085	$27,483
1/21	$22,452	$20,872	$27,379
2/21	$22,899	$21,448	$27,435
3/21	$23,063	$22,387	$27,810
4/21	$24,739	$23,582	$29,614
5/21	$24,159	$23,747	$29,176
6/21	$25,344	$24,301	$30,975
7/21	$26,239	$24,878	$31,850
8/21	$27,114	$25,635	$33,001
9/21	$25,344	$24,443	$31,190
10/21	$27,039	$26,155	$33,812
11/21	$26,535	$25,974	$33,903
12/21	$27,165	$27,138	$34,586
1/22	$24,757	$25,734	$31,520
2/22	$23,716	$24,963	$30,264
3/22	$24,357	$25,890	$31,386
4/22	$21,700	$23,632	$27,593
5/22	$21,007	$23,676	$26,958
6/22	$19,456	$21,721	$24,850
7/22	$21,766	$23,724	$27,820
8/22	$20,673	$22,757	$26,585
9/22	$18,500	$20,661	$24,012
10/22	$19,482	$22,334	$25,469
11/22	$20,398	$23,582	$26,583
12/22	$18,991	$22,223	$24,568
1/23	$20,667	$23,619	$26,641
2/23	$20,071	$23,043	$26,326
3/23	$21,589	$23,889	$27,971
4/23	$22,067	$24,262	$28,212
5/23	$22,590	$24,367	$29,426
6/23	$24,017	$25,977	$31,460
7/23	$24,685	$26,812	$32,541
8/23	$24,403	$26,385	$32,176
9/23	$23,134	$25,127	$30,408
10/23	$22,937	$24,599	$29,880
11/23	$25,575	$26,845	$33,113
12/23	$26,726	$28,065	$34,693
1/24	$27,178	$28,536	$35,461
2/24	$28,585	$30,060	$37,901
3/24	$28,467	$31,027	$38,587
4/24	$27,126	$29,760	$36,886
5/24	$28,376	$31,236	$39,084
6/24	$29,887	$32,357	$41,595
7/24	$29,783	$32,750	$41,068
8/24	$30,228	$33,545	$41,861
9/24	$30,718	$34,261	$43,017
10/24	$30,998	$33,950	$42,855

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class C, with conversion to Class A after 8 years	33.10%	13.41%	11.97%
Class C, with 1% Maximum Deferred Sales Charge and conversion to Class A after 8 years	32.10%	13.41%	11.97%
S&P 500®IndexFootnote Reference1	38.02%	15.25%	12.99%
Russell 3000® Growth Index	43.42%	18.31%	15.65%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$151,980,299
# of Portfolio Holdings (for Tax-Managed Multi-Cap Growth Portfolio)	46
Portfolio Turnover Rate (for Tax-Managed Multi-Cap Growth Portfolio)	8%
Total Advisory Fees Paid	$925,083

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

References to the Fund's investments are the Fund's pro rata share of the investments of Tax-Managed Multi-Cap Growth Portfolio, an affiliated investment company in which the Fund invests substantially all of its assets.

Sector Allocation (% of total investments)

Value	Value
Real Estate	0.5%
Short-Term Investments	1.1%
Materials	1.7%
Consumer Staples	3.2%
Financials	6.6%
Health Care	9.4%
Industrials	10.1%
Consumer Discretionary	12.4%
Communication Services	13.3%
Information Technology	41.7%

Top Ten Holdings (% of total investments)Footnote Referencea

Microsoft Corp.	11.0%
Apple, Inc.	9.5%
Amazon.com, Inc.	8.3%
NVIDIA Corp.	7.1%
Alphabet, Inc., Class C	4.6%
Alphabet, Inc., Class A	4.5%
Meta Platforms, Inc., Class A	4.2%
Visa, Inc., Class A	4.1%
Salesforce, Inc.	2.9%
GoDaddy, Inc., Class A	2.7%
Total	58.9%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

ECCPX-TSR-AR

Eaton Vance Tax-Managed Small-Cap Fund

Class A ETMGX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Tax-Managed Small-Cap Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$130	1.13%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and Tax-Managed Small-Cap Portfolio, the Portfolio in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Russell 2000® Index (the Index):

↓ A position in Chemed Corp., a hospice care and maintenance services provider, hurt Fund returns due to decreased revenue and earnings in its plumbing segment

↓ Not owning Super Micro Computer Inc., a server and data center equipment provider, hurt Fund returns as sales rose sharply on growth in artificial intelligence

↓ The Fund’s overweight position in U.S. Physical Therapy Inc., a physical therapy clinic operator, hampered relative returns as bad weather slowed its business

↓ An overweight position in property and casualty insurer Selective Insurance Group Inc. hampered returns after it reported a significant second-quarter loss

↑ An overweight position in Dorman Products Inc., a car parts maker, contributed to Index-relative returns during a period supported by strong earnings growth

↑ An overweight position in building products provider CSW Industrials Inc. helped returns as business efficiencies helped produce record revenues and earnings

↑ An allocation to Core & Main Inc. ― a storm drainage and fire protection equipment distributor ― helped returns on better-than-expected sales and earnings

↑ An overweight position in heating and air-conditioning equipment manufacturer AAON Inc. contributed to relative returns on strong revenue and earnings growth

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class A with Maximum Sales Charge	Russell 3000® Index	Russell 2000® Index
10/14	$10,000	$10,000	$10,000
11/14	$9,499	$10,242	$10,009
12/14	$9,571	$10,242	$10,294
1/15	$9,317	$9,957	$9,963
2/15	$9,973	$10,534	$10,555
3/15	$10,226	$10,427	$10,738
4/15	$9,864	$10,474	$10,465
5/15	$10,230	$10,619	$10,703
6/15	$10,274	$10,441	$10,784
7/15	$10,198	$10,616	$10,658
8/15	$9,808	$9,975	$9,989
9/15	$9,370	$9,684	$9,498
10/15	$9,651	$10,449	$10,034
11/15	$9,796	$10,507	$10,360
12/15	$9,290	$10,291	$9,840
1/16	$8,709	$9,711	$8,975
2/16	$8,739	$9,707	$8,974
3/16	$9,409	$10,391	$9,690
4/16	$9,400	$10,455	$9,842
5/16	$9,765	$10,642	$10,064
6/16	$9,638	$10,664	$10,058
7/16	$9,981	$11,087	$10,658
8/16	$10,117	$11,116	$10,847
9/16	$10,100	$11,133	$10,968
10/16	$9,930	$10,892	$10,446
11/16	$10,761	$11,380	$11,611
12/16	$11,043	$11,602	$11,936
1/17	$11,061	$11,820	$11,984
2/17	$11,353	$12,260	$12,215
3/17	$11,425	$12,268	$12,231
4/17	$11,456	$12,398	$12,365
5/17	$11,375	$12,525	$12,113
6/17	$11,663	$12,638	$12,532
7/17	$11,739	$12,876	$12,625
8/17	$11,600	$12,901	$12,465
9/17	$12,153	$13,216	$13,243
10/17	$12,310	$13,504	$13,355
11/17	$12,701	$13,914	$13,740
12/17	$12,721	$14,053	$13,685
1/18	$13,179	$14,794	$14,043
2/18	$12,741	$14,249	$13,499
3/18	$12,862	$13,963	$13,673
4/18	$12,908	$14,016	$13,792
5/18	$13,651	$14,412	$14,629
6/18	$13,742	$14,506	$14,734
7/18	$13,968	$14,987	$14,990
8/18	$14,511	$15,514	$15,637
9/18	$14,466	$15,539	$15,260
10/18	$13,023	$14,395	$13,603
11/18	$13,350	$14,683	$13,819
12/18	$11,989	$13,317	$12,178
1/19	$13,160	$14,460	$13,548
2/19	$13,919	$14,968	$14,252
3/19	$13,757	$15,187	$13,954
4/19	$14,364	$15,793	$14,428
5/19	$13,768	$14,771	$13,306
6/19	$14,722	$15,809	$14,246
7/19	$14,988	$16,044	$14,328
8/19	$14,581	$15,717	$13,621
9/19	$14,646	$15,993	$13,904
10/19	$14,619	$16,337	$14,270
11/19	$15,128	$16,958	$14,858
12/19	$15,264	$17,447	$15,286
1/20	$15,038	$17,428	$14,796
2/20	$13,808	$16,002	$13,550
3/20	$11,474	$13,801	$10,606
4/20	$12,658	$15,629	$12,063
5/20	$13,311	$16,465	$12,848
6/20	$13,392	$16,841	$13,302
7/20	$13,993	$17,797	$13,670
8/20	$14,507	$19,087	$14,441
9/20	$13,791	$18,392	$13,958
10/20	$14,166	$17,995	$14,251
11/20	$15,853	$20,184	$16,877
12/20	$17,146	$21,092	$18,337
1/21	$17,146	$20,998	$19,260
2/21	$18,227	$21,654	$20,460
3/21	$18,765	$22,431	$20,666
4/21	$19,419	$23,587	$21,100
5/21	$19,442	$23,695	$21,143
6/21	$19,390	$24,279	$21,553
7/21	$19,396	$24,689	$20,775
8/21	$19,714	$25,393	$21,239
9/21	$19,153	$24,254	$20,613
10/21	$20,130	$25,894	$21,490
11/21	$19,396	$25,500	$20,594
12/21	$20,746	$26,504	$21,055
1/22	$19,050	$24,945	$19,028
2/22	$19,659	$24,317	$19,231
3/22	$19,477	$25,105	$19,470
4/22	$18,145	$22,852	$17,540
5/22	$17,731	$22,822	$17,567
6/22	$16,757	$20,912	$16,122
7/22	$18,233	$22,874	$17,805
8/22	$17,172	$22,021	$17,441
9/22	$15,778	$19,979	$15,769
10/22	$17,549	$21,617	$17,506
11/22	$18,208	$22,745	$17,914
12/22	$17,315	$21,414	$16,752
1/23	$18,917	$22,888	$18,384
2/23	$18,956	$22,353	$18,074
3/23	$18,459	$22,951	$17,210
4/23	$18,349	$23,196	$16,901
5/23	$17,709	$23,286	$16,745
6/23	$18,865	$24,876	$18,106
7/23	$19,350	$25,768	$19,213
8/23	$18,620	$25,270	$18,252
9/23	$17,328	$24,067	$17,178
10/23	$16,211	$23,429	$16,006
11/23	$17,619	$25,613	$17,455
12/23	$19,227	$26,972	$19,588
1/24	$18,789	$27,271	$18,826
2/24	$19,869	$28,747	$19,890
3/24	$20,694	$29,674	$20,602
4/24	$19,371	$28,369	$19,152
5/24	$19,934	$29,709	$20,113
6/24	$19,718	$30,629	$19,927
7/24	$21,041	$31,198	$21,952
8/24	$21,316	$31,877	$21,624
9/24	$21,473	$32,537	$21,775
10/24	$20,962	$32,298	$21,460

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class A	29.31%	7.47%	8.26%
Class A with 5.25% Maximum Sales Charge	22.52%	6.32%	7.68%
Russell 3000®IndexFootnote Reference1	37.86%	14.59%	12.43%
Russell 2000® Index	34.07%	8.49%	7.93%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$132,738,646
# of Portfolio Holdings (for Tax-Managed Small-Cap Portfolio)	70
Portfolio Turnover Rate (for Tax-Managed Small-Cap Portfolio)	34%
Total Advisory Fees Paid	$794,150

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

References to the Fund's investments are the Fund's pro rata share of the investments of Tax-Managed Small-Cap Portfolio, an affiliated investment company in which the Fund invests substantially all of its assets.

Sector Allocation (% of total investments)

Industrials
22.6%
Financials
21.8%
Consumer Discretionary
13.4%
Information Technology
8.8%
Health Care
8.8%
Real Estate
7.4%
Materials
5.4%
Short-Term Investments
4.8%
Consumer Staples
4.5%
Utilities
2.0%
Communication Services
0.5%

Value	Value
Communication Services	0.5%
Utilities	2.0%
Consumer Staples	4.5%
Short-Term Investments	4.8%
Materials	5.4%
Real Estate	7.4%
Health Care	8.8%
Information Technology	8.8%
Consumer Discretionary	13.4%
Financials	21.8%
Industrials	22.6%

Top Ten Holdings (% of total investments)Footnote Referencea

AptarGroup, Inc.	3.2%
Dorman Products, Inc.	3.0%
Essential Properties Realty Trust, Inc.	2.9%
Commerce Bancshares, Inc.	2.8%
Wyndham Hotels & Resorts, Inc.	2.6%
CSW Industrials, Inc.	2.4%
CBIZ, Inc.	2.3%
Stifel Financial Corp.	2.2%
Addus HomeCare Corp.	2.1%
Cohen & Steers, Inc.	2.1%
Total	25.6%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

ETMGX-TSR-AR

Eaton Vance Tax-Managed Small-Cap Fund

Class C ECMGX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Tax-Managed Small-Cap Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$215	1.88%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and Tax-Managed Small-Cap Portfolio, the Portfolio in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Russell 2000® Index (the Index):

↓ A position in Chemed Corp., a hospice care and maintenance services provider, hurt Fund returns due to decreased revenue and earnings in its plumbing segment

↓ Not owning Super Micro Computer Inc., a server and data center equipment provider, hurt Fund returns as sales rose sharply on growth in artificial intelligence

↓ The Fund’s overweight position in U.S. Physical Therapy Inc., a physical therapy clinic operator, hampered relative returns as bad weather slowed its business

↓ An overweight position in property and casualty insurer Selective Insurance Group Inc. hampered returns after it reported a significant second-quarter loss

↑ An overweight position in Dorman Products Inc., a car parts maker, contributed to Index-relative returns during a period supported by strong earnings growth

↑ An overweight position in building products provider CSW Industrials Inc. helped returns as business efficiencies helped produce record revenues and earnings

↑ An allocation to Core & Main Inc. ― a storm drainage and fire protection equipment distributor ― helped returns on better-than-expected sales and earnings

↑ An overweight position in heating and air-conditioning equipment manufacturer AAON Inc. contributed to relative returns on strong revenue and earnings growth

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class C	Russell 3000® Index	Russell 2000® Index
10/14	$10,000	$10,000	$10,000
11/14	$10,019	$10,242	$10,009
12/14	$10,087	$10,242	$10,294
1/15	$9,815	$9,957	$9,963
2/15	$10,500	$10,534	$10,555
3/15	$10,762	$10,427	$10,738
4/15	$10,373	$10,474	$10,465
5/15	$10,752	$10,619	$10,703
6/15	$10,791	$10,441	$10,784
7/15	$10,703	$10,616	$10,658
8/15	$10,286	$9,975	$9,989
9/15	$9,824	$9,684	$9,498
10/15	$10,111	$10,449	$10,034
11/15	$10,252	$10,507	$10,360
12/15	$9,719	$10,291	$9,840
1/16	$9,109	$9,711	$8,975
2/16	$9,130	$9,707	$8,974
3/16	$9,822	$10,391	$9,690
4/16	$9,812	$10,455	$9,842
5/16	$10,183	$10,642	$10,064
6/16	$10,044	$10,664	$10,058
7/16	$10,395	$11,087	$10,658
8/16	$10,535	$11,116	$10,847
9/16	$10,509	$11,133	$10,968
10/16	$10,323	$10,892	$10,446
11/16	$11,180	$11,380	$11,611
12/16	$11,465	$11,602	$11,936
1/17	$11,476	$11,820	$11,984
2/17	$11,775	$12,260	$12,215
3/17	$11,841	$12,268	$12,231
4/17	$11,864	$12,398	$12,365
5/17	$11,775	$12,525	$12,113
6/17	$12,068	$12,638	$12,532
7/17	$12,140	$12,876	$12,625
8/17	$11,985	$12,901	$12,465
9/17	$12,549	$13,216	$13,243
10/17	$12,704	$13,504	$13,355
11/17	$13,102	$13,914	$13,740
12/17	$13,110	$14,053	$13,685
1/18	$13,572	$14,794	$14,043
2/18	$13,116	$14,249	$13,499
3/18	$13,231	$13,963	$13,673
4/18	$13,269	$14,016	$13,792
5/18	$14,028	$14,412	$14,629
6/18	$14,110	$14,506	$14,734
7/18	$14,332	$14,987	$14,990
8/18	$14,883	$15,514	$15,637
9/18	$14,826	$15,539	$15,260
10/18	$13,338	$14,395	$13,603
11/18	$13,668	$14,683	$13,819
12/18	$12,269	$13,317	$12,178
1/19	$13,456	$14,460	$13,548
2/19	$14,227	$14,968	$14,252
3/19	$14,053	$15,187	$13,954
4/19	$14,657	$15,793	$14,428
5/19	$14,046	$14,771	$13,306
6/19	$15,005	$15,809	$14,246
7/19	$15,269	$16,044	$14,328
8/19	$14,845	$15,717	$13,621
9/19	$14,901	$15,993	$13,904
10/19	$14,866	$16,337	$14,270
11/19	$15,373	$16,958	$14,858
12/19	$15,504	$17,447	$15,286
1/20	$15,263	$17,428	$14,796
2/20	$13,999	$16,002	$13,550
3/20	$11,628	$13,801	$10,606
4/20	$12,817	$15,629	$12,063
5/20	$13,472	$16,465	$12,848
6/20	$13,548	$16,841	$13,302
7/20	$14,150	$17,797	$13,670
8/20	$14,661	$19,087	$14,441
9/20	$13,924	$18,392	$13,958
10/20	$14,293	$17,995	$14,251
11/20	$15,986	$20,184	$16,877
12/20	$17,281	$21,092	$18,337
1/21	$17,266	$20,998	$19,260
2/21	$18,342	$21,654	$20,460
3/21	$18,876	$22,431	$20,666
4/21	$19,523	$23,587	$21,100
5/21	$19,531	$23,695	$21,143
6/21	$19,463	$24,279	$21,553
7/21	$19,464	$24,689	$20,775
8/21	$19,765	$25,393	$21,239
9/21	$19,193	$24,254	$20,613
10/21	$20,156	$25,894	$21,490
11/21	$19,418	$25,500	$20,594
12/21	$20,745	$26,504	$21,055
1/22	$19,047	$24,945	$19,028
2/22	$19,638	$24,317	$19,231
3/22	$19,446	$25,105	$19,470
4/22	$18,106	$22,852	$17,540
5/22	$17,681	$22,822	$17,567
6/22	$16,699	$20,912	$16,122
7/22	$18,156	$22,874	$17,805
8/22	$17,090	$22,021	$17,441
9/22	$15,692	$19,979	$15,769
10/22	$17,448	$21,617	$17,506
11/22	$18,089	$22,745	$17,914
12/22	$17,188	$21,414	$16,752
1/23	$18,766	$22,888	$18,384
2/23	$18,792	$22,353	$18,074
3/23	$18,292	$22,951	$17,210
4/23	$18,171	$23,196	$16,901
5/23	$17,524	$23,286	$16,745
6/23	$18,663	$24,876	$18,106
7/23	$19,128	$25,768	$19,213
8/23	$18,387	$25,270	$18,252
9/23	$17,110	$24,067	$17,178
10/23	$15,998	$23,429	$16,006
11/23	$17,378	$25,613	$17,455
12/23	$18,947	$26,972	$19,588
1/24	$18,499	$27,271	$18,826
2/24	$19,552	$28,747	$19,890
3/24	$20,350	$29,674	$20,602
4/24	$19,043	$28,369	$19,152
5/24	$19,587	$29,709	$20,113
6/24	$19,359	$30,629	$19,927
7/24	$20,640	$31,198	$21,952
8/24	$20,903	$31,877	$21,624
9/24	$21,043	$32,537	$21,775
10/24	$20,841	$32,298	$21,460

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class C, with conversion to Class A after 8 years	28.30%	6.66%	7.61%
Class C, with 1% Maximum Deferred Sales Charge and conversion to Class A after 8 years	27.30%	6.66%	7.61%
Russell 3000®IndexFootnote Reference1	37.86%	14.59%	12.43%
Russell 2000® Index	34.07%	8.49%	7.93%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$132,738,646
# of Portfolio Holdings (for Tax-Managed Small-Cap Portfolio)	70
Portfolio Turnover Rate (for Tax-Managed Small-Cap Portfolio)	34%
Total Advisory Fees Paid	$794,150

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

References to the Fund's investments are the Fund's pro rata share of the investments of Tax-Managed Small-Cap Portfolio, an affiliated investment company in which the Fund invests substantially all of its assets.

Sector Allocation (% of total investments)

Value	Value
Communication Services	0.5%
Utilities	2.0%
Consumer Staples	4.5%
Short-Term Investments	4.8%
Materials	5.4%
Real Estate	7.4%
Health Care	8.8%
Information Technology	8.8%
Consumer Discretionary	13.4%
Financials	21.8%
Industrials	22.6%

Top Ten Holdings (% of total investments)Footnote Referencea

AptarGroup, Inc.	3.2%
Dorman Products, Inc.	3.0%
Essential Properties Realty Trust, Inc.	2.9%
Commerce Bancshares, Inc.	2.8%
Wyndham Hotels & Resorts, Inc.	2.6%
CSW Industrials, Inc.	2.4%
CBIZ, Inc.	2.3%
Stifel Financial Corp.	2.2%
Addus HomeCare Corp.	2.1%
Cohen & Steers, Inc.	2.1%
Total	25.6%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

ECMGX-TSR-AR

Eaton Vance Tax-Managed Small-Cap Fund

Class I EIMGX

Annual Shareholder Report October 31, 2024

This annual shareholder report contains important information about the Eaton Vance Tax-Managed Small-Cap Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.eatonvance.com/open-end-mutual-fund-documents.php. You can also request this information by contacting us at 1-800-262-1122.

What were the Fund costs for the last year?Footnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$101	0.88%
Footnote	Description
Footnote*	Expenses in the table reflect the expenses of both the Fund and Tax-Managed Small-Cap Portfolio, the Portfolio in which it invests.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Russell 2000® Index (the Index):

↓ A position in Chemed Corp., a hospice care and maintenance services provider, hurt Fund returns due to decreased revenue and earnings in its plumbing segment

↓ Not owning Super Micro Computer Inc., a server and data center equipment provider, hurt Fund returns as sales rose sharply on growth in artificial intelligence

↓ The Fund’s overweight position in U.S. Physical Therapy Inc., a physical therapy clinic operator, hampered relative returns as bad weather slowed its business

↓ An overweight position in property and casualty insurer Selective Insurance Group Inc. hampered returns after it reported a significant second-quarter loss

↑ An overweight position in Dorman Products Inc., a car parts maker, contributed to Index-relative returns during a period supported by strong earnings growth

↑ An overweight position in building products provider CSW Industrials Inc. helped returns as business efficiencies helped produce record revenues and earnings

↑ An allocation to Core & Main Inc. ― a storm drainage and fire protection equipment distributor ― helped returns on better-than-expected sales and earnings

↑ An overweight position in heating and air-conditioning equipment manufacturer AAON Inc. contributed to relative returns on strong revenue and earnings growth

Fund Performance

Comparison of the change in value of a $1,000,000 investment for the period indicated.

	Class I	Russell 3000® Index	Russell 2000® Index
10/14	$1,000,000	$1,000,000	$1,000,000
11/14	$1,002,877	$1,024,234	$1,000,896
12/14	$1,010,390	$1,024,222	$1,029,422
1/15	$983,591	$995,717	$996,309
2/15	$1,053,100	$1,053,370	$1,055,457
3/15	$1,080,317	$1,042,661	$1,073,844
4/15	$1,042,222	$1,047,377	$1,046,458
5/15	$1,081,169	$1,061,864	$1,070,349
6/15	$1,086,204	$1,044,098	$1,078,364
7/15	$1,078,262	$1,061,561	$1,065,831
8/15	$1,037,226	$997,475	$998,854
9/15	$991,154	$968,409	$949,847
10/15	$1,020,895	$1,044,899	$1,003,361
11/15	$1,036,383	$1,050,692	$1,036,000
12/15	$983,316	$1,029,126	$983,982
1/16	$921,993	$971,057	$897,456
2/16	$925,083	$970,744	$897,416
3/16	$996,104	$1,039,091	$969,040
4/16	$995,663	$1,045,530	$984,249
5/16	$1,034,493	$1,064,235	$1,006,419
6/16	$1,021,261	$1,066,424	$1,005,785
7/16	$1,057,887	$1,108,747	$1,065,837
8/16	$1,072,435	$1,111,575	$1,084,685
9/16	$1,070,661	$1,113,322	$1,096,767
10/16	$1,053,012	$1,089,235	$1,044,627
11/16	$1,141,252	$1,137,981	$1,161,115
12/16	$1,171,847	$1,160,186	$1,193,649
1/17	$1,173,730	$1,182,023	$1,198,357
2/17	$1,205,021	$1,225,984	$1,221,484
3/17	$1,212,970	$1,226,818	$1,223,083
4/17	$1,216,241	$1,239,822	$1,236,495
5/17	$1,208,286	$1,252,511	$1,211,340
6/17	$1,239,118	$1,263,814	$1,253,214
7/17	$1,247,520	$1,287,643	$1,262,525
8/17	$1,232,568	$1,290,124	$1,246,463
9/17	$1,291,880	$1,321,587	$1,324,254
10/17	$1,308,684	$1,350,427	$1,335,542
11/17	$1,350,726	$1,391,433	$1,374,031
12/17	$1,353,283	$1,405,340	$1,368,486
1/18	$1,401,721	$1,479,417	$1,404,250
2/18	$1,355,885	$1,424,886	$1,349,875
3/18	$1,368,900	$1,396,283	$1,367,334
4/18	$1,374,118	$1,401,590	$1,379,155
5/18	$1,453,834	$1,441,157	$1,462,871
6/18	$1,463,713	$1,450,582	$1,473,353
7/18	$1,487,666	$1,498,721	$1,499,031
8/18	$1,546,005	$1,551,352	$1,563,654
9/18	$1,541,851	$1,553,920	$1,526,045
10/18	$1,388,196	$1,439,501	$1,360,291
11/18	$1,423,079	$1,468,332	$1,381,913
12/18	$1,279,029	$1,331,675	$1,217,761
1/19	$1,403,882	$1,445,979	$1,354,758
2/19	$1,484,872	$1,496,832	$1,425,188
3/19	$1,468,006	$1,518,689	$1,395,360
4/19	$1,533,244	$1,579,333	$1,442,762
5/19	$1,469,696	$1,477,131	$1,330,554
6/19	$1,572,055	$1,580,880	$1,424,594
7/19	$1,600,732	$1,604,380	$1,432,796
8/19	$1,556,859	$1,571,674	$1,362,053
9/19	$1,564,726	$1,599,258	$1,390,392
10/19	$1,561,898	$1,633,685	$1,427,010
11/19	$1,617,014	$1,695,785	$1,485,753
12/19	$1,631,664	$1,744,748	$1,528,594
1/20	$1,607,744	$1,742,843	$1,479,569
2/20	$1,476,143	$1,600,150	$1,355,016
3/20	$1,227,339	$1,380,101	$1,060,619
4/20	$1,354,141	$1,562,882	$1,206,299
5/20	$1,424,134	$1,646,463	$1,284,799
6/20	$1,433,100	$1,684,104	$1,330,213
7/20	$1,498,287	$1,779,733	$1,367,031
8/20	$1,553,308	$1,908,665	$1,444,054
9/20	$1,476,750	$1,839,168	$1,395,818
10/20	$1,516,816	$1,799,473	$1,425,052
11/20	$1,698,036	$2,018,385	$1,687,725
12/20	$1,837,544	$2,109,188	$1,833,713
1/21	$1,837,559	$2,099,806	$1,925,990
2/21	$1,953,960	$2,165,440	$2,046,028
3/21	$2,012,146	$2,243,056	$2,066,577
4/21	$2,082,327	$2,358,684	$2,109,973
5/21	$2,085,316	$2,369,451	$2,114,323
6/21	$2,079,938	$2,427,879	$2,155,287
7/21	$2,081,111	$2,468,936	$2,077,463
8/21	$2,115,906	$2,539,345	$2,123,932
9/21	$2,055,914	$2,425,410	$2,061,308
10/21	$2,160,900	$2,589,427	$2,148,995
11/21	$2,083,511	$2,550,012	$2,059,447
12/21	$2,228,059	$2,650,429	$2,105,451
1/22	$2,047,001	$2,494,488	$1,902,752
2/22	$2,112,781	$2,431,653	$1,923,064
3/22	$2,093,894	$2,510,527	$1,946,998
4/22	$1,950,610	$2,285,227	$1,754,033
5/22	$1,906,322	$2,282,163	$1,756,683
6/22	$1,802,116	$2,091,240	$1,612,208
7/22	$1,961,031	$2,287,436	$1,780,527
8/22	$1,847,706	$2,202,070	$1,744,093
9/22	$1,697,910	$1,997,874	$1,576,947
10/22	$1,889,389	$2,161,712	$1,750,551
11/22	$1,960,379	$2,274,545	$1,791,440
12/22	$1,864,381	$2,141,363	$1,675,172
1/23	$2,037,469	$2,288,844	$1,838,444
2/23	$2,041,494	$2,235,348	$1,807,391
3/23	$1,989,165	$2,295,119	$1,721,034
4/23	$1,977,089	$2,319,572	$1,690,093
5/23	$1,908,659	$2,328,597	$1,674,481
6/23	$2,034,114	$2,487,606	$1,810,619
7/23	$2,086,443	$2,576,779	$1,921,345
8/23	$2,007,950	$2,527,037	$1,825,223
9/23	$1,869,748	$2,406,664	$1,717,768
10/23	$1,749,660	$2,342,866	$1,600,619
11/23	$1,901,951	$2,561,335	$1,745,490
12/23	$2,075,879	$2,697,193	$1,958,760
1/24	$2,028,870	$2,727,085	$1,882,577
2/24	$2,145,370	$2,874,703	$1,989,021
3/24	$2,235,299	$2,967,434	$2,060,226
4/24	$2,093,592	$2,836,862	$1,915,222
5/24	$2,154,226	$2,970,895	$2,011,303
6/24	$2,131,744	$3,062,866	$1,992,698
7/24	$2,274,814	$3,119,802	$2,195,154
8/24	$2,305,472	$3,187,716	$2,162,364
9/24	$2,322,504	$3,253,656	$2,177,476
10/24	$2,268,007	$3,229,763	$2,146,025

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class I	29.63%	7.74%	8.53%
Russell 3000®IndexFootnote Reference1	37.86%	14.59%	12.43%
Russell 2000® Index	34.07%	8.49%	7.93%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$132,738,646
# of Portfolio Holdings (for Tax-Managed Small-Cap Portfolio)	70
Portfolio Turnover Rate (for Tax-Managed Small-Cap Portfolio)	34%
Total Advisory Fees Paid	$794,150

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

References to the Fund's investments are the Fund's pro rata share of the investments of Tax-Managed Small-Cap Portfolio, an affiliated investment company in which the Fund invests substantially all of its assets.

Sector Allocation (% of total investments)

Value	Value
Communication Services	0.5%
Utilities	2.0%
Consumer Staples	4.5%
Short-Term Investments	4.8%
Materials	5.4%
Real Estate	7.4%
Health Care	8.8%
Information Technology	8.8%
Consumer Discretionary	13.4%
Financials	21.8%
Industrials	22.6%

Top Ten Holdings (% of total investments)Footnote Referencea

AptarGroup, Inc.	3.2%
Dorman Products, Inc.	3.0%
Essential Properties Realty Trust, Inc.	2.9%
Commerce Bancshares, Inc.	2.8%
Wyndham Hotels & Resorts, Inc.	2.6%
CSW Industrials, Inc.	2.4%
CBIZ, Inc.	2.3%
Stifel Financial Corp.	2.2%
Addus HomeCare Corp.	2.1%
Cohen & Steers, Inc.	2.1%
Total	25.6%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/open-end-mutual-fund-documents.php. For proxy information, please visit www.eatonvance.com/proxyvoting.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-262-1122 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report October 31, 2024

EIMGX-TSR-AR

Item 2. Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and Scott E. Wennerholm, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Wennerholm is a private investor. Previously, Mr. Wennerholm served as a Trustee at Wheelock College (postsecondary institution), as a Consultant at GF Parish Group (executive recruiting firm), Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm), Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm), and Vice President at Fidelity Investments Institutional Services (investment management firm).

Item 4. Principal Accountant Fees and Services

Eaton Vance Emerging and Frontier Countries Equity Fund, Eaton Vance Emerging Markets Local Income Fund, Eaton Vance Floating-Rate Fund, Eaton Vance Floating-Rate Advantage Fund, Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Global Equity Income Fund (formerly, Eaton Vance Tax-Managed Global Dividend Income Fund), Eaton Vance Global Income Builder Fund, Eaton Vance Global Macro Absolute Return Fund, Eaton Vance Global Macro Absolute Return Advantage Fund, Eaton Vance Global Sovereign Opportunities Fund, Eaton Vance Government Opportunities Fund, Eaton Vance High Income Opportunities Fund, Eaton Vance Multi-Asset Credit Fund, Eaton Vance Short Duration Government Income Fund, Eaton Vance Short Duration High Income Fund, Eaton Vance Strategic Income Fund (formerly, Eaton Vance Short Duration Strategic Income Fund), Eaton Vance Tax-Managed Equity Asset Allocation Fund, Eaton Vance Tax-Managed Multi-Cap Growth Fund, Eaton Vance Tax-Managed Small-Cap Fund, Eaton Vance Tax-Managed Value Fund and Parametric Tax-Managed International Equity Fund (the “Fund(s)”) are series of Eaton Vance Mutual Funds Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 31 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

(a)-(d)

The following tables present the aggregate fees billed to each Fund for each Fund’s fiscal years ended October 31, 2023 and October 31, 2024 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Funds’ annual financial statements and fees billed for other services rendered by D&T during those periods.

Eaton Vance Emerging and Frontier Countries Equity Fund Fiscal Years Ended	10/31/23	10/31/24
Audit Fees	$18,300	$25,800
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$0	$0
All Other Fees(3)	$0	$0

Total	$18,300	$25,800

Eaton Vance Emerging Markets Local Income Fund Fiscal Years Ended	10/31/23	10/31/24
Audit Fees	$25,000	$25,800
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$0	$0
All Other Fees(3)	$0	$0

Total	$25,000	$25,800

Eaton Vance Floating-Rate Fund
Fiscal Years Ended	10/31/23	10/31/24
Audit Fees	$31,100	$25,800
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$0	$0
All Other Fees(3)	$0	$0

Total	$31,100	$25,800

Eaton Vance Floating-Rate Advantage Fund
Fiscal Years Ended	10/31/23	10/31/24
Audit Fees	$30,900	$25,800
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$0	$0
All Other Fees(3)	$0	$0

Total	$30,900	$25,800

Eaton Vance Floating-Rate & High Income Fund
Fiscal Years Ended	10/31/23	10/31/24
Audit Fees	$35,200	$38,200
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$0	$0
All Other Fees(3)	$0	$0

Total	$35,200	$38,200

Eaton Vance Global Equity Income Fund (formerly, Eaton Vance Tax-Managed Global Dividend Income Fund)
Fiscal Years Ended	10/31/23	10/31/24
Audit Fees	$44,400	$49,600
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$0	$0
All Other Fees(3)	$1,000	$0

Total	$45,400	$49,600

Eaton Vance Global Income Builder Fund
Fiscal Years Ended	10/31/23	10/31/24
Audit Fees	$57,600	$60,000
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$0	$0
All Other Fees(3)	$0	$0

Total	$57,600	$60,000

Eaton Vance Global Macro Absolute Return Fund
Fiscal Years Ended	10/31/23	10/31/24
Audit Fees	$31,100	$25,800
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$0	$0
All Other Fees(3)	$0	$0

Total	$31,100	$25,800

Eaton Vance Global Macro Absolute Return Advantage Fund
Fiscal Years Ended	10/31/23	10/31/24
Audit Fees	$29,500	$25,800
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$0	$0
All Other Fees(3)	$0	$0

Total	$29,500	$25,800

Eaton Vance Global Sovereign Opportunities Fund
Fiscal Years Ended	10/31/23	10/31/24
Audit Fees	$26,500	$23,700
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$0	$0
All Other Fees(3)	$0	$0

Total	$26,500	$23,700

Eaton Vance Government Opportunities Fund
Fiscal Years Ended	10/31/23	10/31/24
Audit Fees	$61,300	$68,400
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$0	$0
All Other Fees(3)	$1,033	$0

Total	$62,333	$68,400

Eaton Vance High Income Opportunities Fund
Fiscal Years Ended	10/31/23	10/31/24
Audit Fees	$28,800	$25,800
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$0	$0
All Other Fees(3)	$833	$0

Total	$29,633	$25,800

Eaton Vance Multi-Asset Credit Fund
Fiscal Years Ended	10/31/23	10/31/24
Audit Fees	$80,100	$83,300
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$0	$0
All Other Fees(3)	$533	$0

Total	$80,633	$83,300

Eaton Vance Short Duration Government Income Fund
Fiscal Years Ended	10/31/23	10/31/24
Audit Fees	$92,900	$98,400
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$0	$0
All Other Fees(3)	$2,167	$0

Total	$95,067	$98,400

Eaton Vance Short Duration High Income Fund
Fiscal Years Ended	10/31/23	10/31/24
Audit Fees	$59,100	$63,400
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$0	$0
All Other Fees(3)	$0	$0

Total	$59,100	$63,400

Eaton Vance Strategic Income Fund (formerly, Eaton Vance Short Duration Strategic Income Fund)
Fiscal Years Ended	10/31/23	10/31/24
Audit Fees	$54,100	$54,200
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$0	$0
All Other Fees(3)	$0	$0

Total	$54,100	$54,200

Eaton Vance Tax-Managed Equity Asset Allocation Fund
Fiscal Years Ended	10/31/23	10/31/24
Audit Fees	$44,100	$38,200
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$0	$0
All Other Fees(3)	$0	$0

Total	$44,100	$38,200

Eaton Vance Tax-Managed Multi-Cap Growth Fund
Fiscal Years Ended	10/31/23	10/31/24
Audit Fees	$18,000	$23,700
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$0	$0
All Other Fees(3)	$0	$0

Total	$18,000	$23,700

Eaton Vance Tax-Managed Small-Cap Fund
Fiscal Years Ended	10/31/23	10/31/24
Audit Fees	$20,200	$23,700
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$0	$0
All Other Fees(3)	$0	$0

Total	$20,200	$23,700

Eaton Vance Tax-Managed Value Fund
Fiscal Years Ended	10/31/23	10/31/24
Audit Fees	$22,000	$25,800
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$0	$0
All Other Fees(3)	$0	$0

Total	$22,000	$25,800

Parametric Tax-Managed International Equity Fund
Fiscal Years Ended	10/31/23	10/31/24
Audit Fees	$18,100	$23,600
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$0	$0
All Other Fees(3)	$0	$0

Total	$18,100	$23,600

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have varying fiscal year ends (January 31, February 28/29, September 30, October 31, November 30, or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	11/30/22	12/31/22	1/31/23	2/28/23	9/30/23	10/31/23	12/31/23	1/31/24	2/29/24	9/30/24	10/31/24
Audit Fees	$41,150	$130,600	$172,250	$27,150	$117,600	$828,300	$142,400	$166,600	$27,600	$131,767	$854,800
Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Tax Fees(2)	$0	$16,150	$14,695	$1,650	$0	$0	$0	$0	$0	$0	$0
All Other Fees(3)	$0	$0	$0	$0	$0	$5,566	$0	$0	$0	$0	$0

Total	$41,150	$146,750	$186,945	$28,800	$117,600	$833,866	$142,400	$166,600	$27,600	$131,767	$854,800

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization by D&T for the last 2 fiscal years of each Series.

Fiscal Years Ended	11/30/22	12/31/22	1/31/23	2/28/23	9/30/23	10/31/23	12/31/23	1/31/24	2/29/24	9/30/24	10/31/24
Registrant(1)	$0	$16,150	$14,695	$1,650	$0	$5,566	$0	$0	$0	$0	$0
Eaton Vance(2)	$52,836	$52,836	$52,836	$52,836	$52,836	$52,836	$52,836	$52,836	$52,836	$18,490	$18,490

(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Morgan Stanley act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

(a) Please see schedule of investments contained in the Financial Statements and Financial Highlights included under Item 7 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

Eaton Vance
Global Macro Absolute Return Fund
Annual Financial Statements and
Additional Information
October 31, 2024

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the prospectus and/or statement of additional information, which can be obtained by calling 1-800-262-1122 or from a financial intermediary. Prospective investors should read the prospectus carefully before investing.

Annual Financial Statements and Additional Information October 31, 2024
Eaton Vance
Global Macro Absolute Return Fund

Eaton Vance
Global Macro Absolute Return Fund
October 31, 2024
Statement of Assets and Liabilities

October 31, 2024
Assets
Investment in Global Macro Portfolio, at value (identified cost $1,794,355,540)	$1,770,575,466
Receivable for Fund shares sold	2,641,150
Total assets	$1,773,216,616
Liabilities
Payable for Fund shares redeemed	$2,537,314
Payable to affiliates:
Distribution and service fees	48,653
Trustees' fees	42
Payable for transfer and dividend disbursing agent fees	261,809
Accrued expenses	212,686
Total liabilities	$3,060,504
Net Assets	$1,770,156,112
Sources of Net Assets
Paid-in capital	$2,390,188,185
Accumulated loss	(620,032,073)
Net Assets	$1,770,156,112
Class A Shares
Net Assets	$157,926,915
Shares Outstanding	18,855,367
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$8.38
Maximum Offering Price Per Share (100 ÷ 96.75 of net asset value per share)	$8.66
Class C Shares
Net Assets	$16,992,326
Shares Outstanding	2,021,002
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$8.41
Class I Shares
Net Assets	$1,413,301,369
Shares Outstanding	169,141,884
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$8.36
Class R Shares
Net Assets	$1,684,653
Shares Outstanding	200,813
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$8.39
1
See Notes to Financial Statements.

Eaton Vance
Global Macro Absolute Return Fund
October 31, 2024
Statement of Assets and Liabilities — continued

October 31, 2024
Class R6 Shares
Net Assets	$180,250,849
Shares Outstanding	21,590,636
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$8.35
On sales of $100,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
2
See Notes to Financial Statements.

Eaton Vance
Global Macro Absolute Return Fund
October 31, 2024
Statement of Operations

Year Ended
October 31, 2024
Investment Income
Dividend income allocated from Portfolio (net of foreign taxes withheld of $261,383)	$10,365,944
Interest income allocated from Portfolio (net of foreign taxes withheld of $1,190,792)	126,920,437
Other income allocated from Portfolio	925,252
Expenses, excluding interest and dividend expense, allocated from Portfolio	(11,476,898)
Interest and dividend expense allocated from Portfolio	(6,955,537)
Total investment income from Portfolio	$119,779,198
Expenses
Distribution and service fees:
Class A	$380,688
Class C	187,780
Class R	7,030
Trustees’ fees and expenses	500
Custodian fee	62,034
Transfer and dividend disbursing agent fees	1,153,470
Legal and accounting services	139,892
Printing and postage	307,126
Registration fees	145,680
Miscellaneous	18,436
Total expenses	$2,402,636
Net investment income	$117,376,562
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss):
Investment transactions (net of foreign capital gains taxes of $162,318)	$(9,604,414)
Written options	229,223
Securities sold short	(2,380,519)
Futures contracts	(9,503,565)
Swap contracts	(22,500,761)
Foreign currency transactions	2,163,700
Forward foreign currency exchange contracts	(17,734,848)
Net realized loss	$(59,331,184)
Change in unrealized appreciation (depreciation):
Investments (including net increase in accrued foreign capital gains taxes of $6,527)	$81,021,383
Written options	(62,547)
Securities sold short	(5,913,890)
Futures contracts	(4,683,987)
Swap contracts	486,090
Foreign currency	394,571
Forward foreign currency exchange contracts	9,199,002
Net change in unrealized appreciation (depreciation)	$80,440,622
Net realized and unrealized gain	$21,109,438
Net increase in net assets from operations	$138,486,000
3
See Notes to Financial Statements.

Eaton Vance
Global Macro Absolute Return Fund
October 31, 2024
Statements of Changes in Net Assets

	Year Ended October 31,
	2024	2023
Increase (Decrease) in Net Assets
From operations:
Net investment income	$117,376,562	$110,841,354
Net realized loss	(59,331,184)	(180,694,373)
Net change in unrealized appreciation (depreciation)	80,440,622	230,134,183
Net increase in net assets from operations	$138,486,000	$160,281,164
Distributions to shareholders:
Class A	$(8,294,256)	$(7,161,278)
Class C	(868,143)	(976,813)
Class I	(75,623,680)	(67,278,432)
Class R	(74,154)	(58,071)
Class R6	(11,129,638)	(11,553,886)
Total distributions to shareholders	$(95,989,871)	$(87,028,480)
Tax return of capital to shareholders:
Class A	$—	$(1,392,886)
Class C	—	(187,468)
Class I	—	(13,198,515)
Class R	—	(11,216)
Class R6	—	(2,239,903)
Total tax return of capital to shareholders	$—	$(17,029,988)
Transactions in shares of beneficial interest:
Class A	$5,297,195	$(19,774,332)
Class C	(4,629,136)	(6,429,832)
Class I	(20,769,702)	(54,773,375)
Class R	484,517	(134,355)
Class R6	(52,867,036)	(31,965,995)
Net decrease in net assets from Fund share transactions	$(72,484,162)	$(113,077,889)
Net decrease in net assets	$(29,988,033)	$(56,855,193)
Net Assets
At beginning of year	$1,800,144,145	$1,856,999,338
At end of year	$1,770,156,112	$1,800,144,145
4
See Notes to Financial Statements.

Eaton Vance
Global Macro Absolute Return Fund
October 31, 2024
Financial Highlights

	Class A
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$8.16	$7.91	$8.66	$8.64	$8.74
Income (Loss) From Operations
Net investment income(1)	$0.56	$0.48	$0.42	$0.37	$0.36
Net realized and unrealized gain (loss)	0.11	0.22	(0.79)	(0.02)	(0.05)
Total income (loss) from operations	$0.67	$0.70	$(0.37)	$0.35	$0.31
Less Distributions
From net investment income	$(0.45)	$(0.38)	$(0.33)	$(0.33)	$(0.41)
Tax return of capital	—	(0.07)	(0.05)	—	—
Total distributions	$(0.45)	$(0.45)	$(0.38)	$(0.33)	$(0.41)
Net asset value — End of year	$8.38	$8.16	$7.91	$8.66	$8.64
Total Return(2)	8.31%	8.86%	(4.27)%	4.11%	3.63%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$157,927	$148,689	$163,369	$276,486	$398,174
Ratios (as a percentage of average daily net assets):(3)(4)
Total expenses(5)	1.47%	1.42%	1.14%	1.10%	1.05%
Net expenses(5)	1.46%(6)	1.41%(6)	1.14%(6)	1.10%	1.05%
Net investment income	6.69%	5.88%	5.03%	4.20%	4.11%
Portfolio Turnover of the Portfolio	156%	96%	81%	88%	81%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes the Fund’s share of the Portfolio's allocated expenses.
(5)	Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.41%, 0.37%, 0.08%, 0.06% and 0.01% of average daily net assets for the years ended October 31, 2024, 2023, 2022, 2021 and 2020, respectively.
(6)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to 0.01%, 0.01% and less than 0.01% of average daily net assets for the years ended October 31, 2024, 2023 and 2022, respectively).
5
See Notes to Financial Statements.

Eaton Vance
Global Macro Absolute Return Fund
October 31, 2024
Financial Highlights — continued

	Class C
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$8.19	$7.95	$8.69	$8.68	$8.77
Income (Loss) From Operations
Net investment income(1)	$0.49	$0.43	$0.37	$0.31	$0.30
Net realized and unrealized gain (loss)	0.12	0.21	(0.79)	(0.03)	(0.04)
Total income (loss) from operations	$0.61	$0.64	$(0.42)	$0.28	$0.26
Less Distributions
From net investment income	$(0.39)	$(0.33)	$(0.28)	$(0.27)	$(0.35)
Tax return of capital	—	(0.07)	(0.04)	—	—
Total distributions	$(0.39)	$(0.40)	$(0.32)	$(0.27)	$(0.35)
Net asset value — End of year	$8.41	$8.19	$7.95	$8.69	$8.68
Total Return(2)	7.61%	8.06%	(4.91)%	3.37%	2.91%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$16,992	$21,089	$26,640	$36,557	$54,464
Ratios (as a percentage of average daily net assets):(3)(4)
Total expenses(5)	2.22%	2.13%	1.84%	1.80%	1.75%
Net expenses(5)	2.21%(6)	2.12%(6)	1.84%(6)	1.80%	1.75%
Net investment income	5.86%	5.18%	4.38%	3.49%	3.51%
Portfolio Turnover of the Portfolio	156%	96%	81%	88%	81%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes the Fund’s share of the Portfolio's allocated expenses.
(5)	Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.41%, 0.37%, 0.08%, 0.06% and 0.01% of average daily net assets for the years ended October 31, 2024, 2023, 2022, 2021 and 2020, respectively.
(6)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to 0.01%, 0.01% and less than 0.01% of average daily net assets for the years ended October 31, 2024, 2023 and 2022, respectively).
6
See Notes to Financial Statements.

Eaton Vance
Global Macro Absolute Return Fund
October 31, 2024
Financial Highlights — continued

	Class I
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$8.14	$7.90	$8.64	$8.63	$8.72
Income (Loss) From Operations
Net investment income(1)	$0.58	$0.51	$0.45	$0.39	$0.39
Net realized and unrealized gain (loss)	0.12	0.21	(0.79)	(0.02)	(0.04)
Total income (loss) from operations	$0.70	$0.72	$(0.34)	$0.37	$0.35
Less Distributions
From net investment income	$(0.48)	$(0.40)	$(0.34)	$(0.36)	$(0.44)
Tax return of capital	—	(0.08)	(0.06)	—	—
Total distributions	$(0.48)	$(0.48)	$(0.40)	$(0.36)	$(0.44)
Net asset value — End of year	$8.36	$8.14	$7.90	$8.64	$8.63
Total Return(2)	8.59%	9.17%	(4.00)%	4.31%	4.07%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,413,301	$1,401,233	$1,413,454	$1,851,665	$2,323,831
Ratios (as a percentage of average daily net assets):(3)(4)
Total expenses(5)	1.21%	1.14%	0.84%	0.80%	0.75%
Net expenses(5)	1.20%(6)	1.13%(6)	0.84%(6)	0.80%	0.75%
Net investment income	6.97%	6.14%	5.39%	4.50%	4.45%
Portfolio Turnover of the Portfolio	156%	96%	81%	88%	81%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes the Fund’s share of the Portfolio's allocated expenses.
(5)	Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.41%, 0.37%, 0.08%, 0.06% and 0.01% of average daily net assets for the years ended October 31, 2024, 2023, 2022, 2021 and 2020, respectively.
(6)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to 0.01%, 0.01% and less than 0.01% of average daily net assets for the years ended October 31, 2024, 2023 and 2022, respectively).
7
See Notes to Financial Statements.

Eaton Vance
Global Macro Absolute Return Fund
October 31, 2024
Financial Highlights — continued

	Class R
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$8.17	$7.93	$8.67	$8.66	$8.75
Income (Loss) From Operations
Net investment income(1)	$0.55	$0.47	$0.41	$0.36	$0.34
Net realized and unrealized gain (loss)	0.10	0.21	(0.79)	(0.03)	(0.04)
Total income (loss) from operations	$0.65	$0.68	$(0.38)	$0.33	$0.30
Less Distributions
From net investment income	$(0.43)	$(0.37)	$(0.31)	$(0.32)	$(0.39)
Tax return of capital	—	(0.07)	(0.05)	—	—
Total distributions	$(0.43)	$(0.44)	$(0.36)	$(0.32)	$(0.39)
Net asset value — End of year	$8.39	$8.17	$7.93	$8.67	$8.66
Total Return(2)	8.16%	8.62%	(4.45)%	3.78%	3.55%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,685	$1,171	$1,267	$1,274	$968
Ratios (as a percentage of average daily net assets):(3)(4)
Total expenses(5)	1.71%	1.64%	1.33%	1.29%	1.25%
Net expenses(5)	1.70%(6)	1.63%(6)	1.33%(6)	1.29%	1.25%
Net investment income	6.59%	5.65%	4.95%	4.02%	3.89%
Portfolio Turnover of the Portfolio	156%	96%	81%	88%	81%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes the Fund’s share of the Portfolio's allocated expenses.
(5)	Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.41%, 0.37%, 0.08%, 0.06% and 0.01% of average daily net assets for the years ended October 31, 2024, 2023, 2022, 2021 and 2020, respectively.
(6)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to 0.01%, 0.01% and less than 0.01% of average daily net assets for the years ended October 31, 2024, 2023 and 2022, respectively).
8
See Notes to Financial Statements.

Eaton Vance
Global Macro Absolute Return Fund
October 31, 2024
Financial Highlights — continued

	Class R6
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$8.13	$7.89	$8.63	$8.62	$8.71
Income (Loss) From Operations
Net investment income(1)	$0.58	$0.51	$0.45	$0.40	$0.39
Net realized and unrealized gain (loss)	0.12	0.21	(0.78)	(0.03)	(0.04)
Total income (loss) from operations	$0.70	$0.72	$(0.33)	$0.37	$0.35
Less Distributions
From net investment income	$(0.48)	$(0.40)	$(0.35)	$(0.36)	$(0.44)
Tax return of capital	—	(0.08)	(0.06)	—	—
Total distributions	$(0.48)	$(0.48)	$(0.41)	$(0.36)	$(0.44)
Net asset value — End of year	$8.35	$8.13	$7.89	$8.63	$8.62
Total Return(2)	8.68%	9.27%	(3.80)%	4.37%	4.01%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$180,251	$227,962	$252,269	$376,984	$390,210
Ratios (as a percentage of average daily net assets):(3)(4)
Total expenses(5)	1.15%	1.06%	0.77%	0.73%	0.68%
Net expenses(5)	1.14%(6)	1.05%(6)	0.77%(6)	0.73%	0.68%
Net investment income	6.96%	6.23%	5.44%	4.56%	4.51%
Portfolio Turnover of the Portfolio	156%	96%	81%	88%	81%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes the Fund’s share of the Portfolio's allocated expenses.
(5)	Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.41%, 0.37%, 0.08%, 0.06% and 0.01% of average daily net assets for the years ended October 31, 2024, 2023, 2022, 2021 and 2020, respectively.
(6)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to 0.01%, 0.01% and less than 0.01% of average daily net assets for the years ended October 31, 2024, 2023 and 2022, respectively).
9
See Notes to Financial Statements.

Eaton Vance
Global Macro Absolute Return Fund
October 31, 2024
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Global Macro Absolute Return Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I, Class R and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests its assets in interests in Global Macro Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (approximately 100% at October 31, 2024). The performance of the Fund is directly affected by the performance of the Portfolio. The consolidated financial statements of the Portfolio, including the consolidated portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Consolidated Financial Statements, which are included elsewhere in this report.
B  Income—The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.
C  Federal and Other Taxes—The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro rata share of the estimated reserve for such taxes incurred by the Portfolio.
As of October 31, 2024, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
D  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
E  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
F  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Other—Investment transactions are accounted for on a trade date basis.
10

Eaton Vance
Global Macro Absolute Return Fund
October 31, 2024
Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information
The Fund expects to pay any required income distributions monthly and intends to distribute annually all or substantially all of its net realized capital gains. The Fund may include in its distributions amounts attributable to the imputed interest on foreign currency exposures and certain other derivative positions which, in certain circumstances, may result in a return of capital for federal income tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended October 31, 2024 and October 31, 2023 was as follows:
	Year Ended October 31,
	2024	2023
Ordinary income	$95,989,871	$87,028,480
Tax return of capital	$ —	$17,029,988
During the year ended October 31, 2024, accumulated loss was decreased by $269,639 and paid-in capital was decreased by $269,639 due to differences between book and tax accounting for the Fund’s taxable overdistribution. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of October 31, 2024, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Deferred capital losses	$(436,249,065)
Net unrealized depreciation	(183,783,008)
Accumulated loss	$(620,032,073)
At October 31, 2024, the Fund, for federal income tax purposes, had deferred capital losses of $436,249,065 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2024, $38,931,203 are short-term and $397,317,862 are long-term.
11

Eaton Vance
Global Macro Absolute Return Fund
October 31, 2024
Notes to Financial Statements — continued

3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment adviser fee is computed at an annual rate as a percentage of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.615%
$500 million but less than $1 billion	0.595%
$1 billion but less than $1.5 billion	0.575%
$1.5 billion but less than $2 billion	0.555%
$2 billion but less than $3 billion	0.520%
$3 billion but less than $5 billion	0.490%
$5 billion but less than $10 billion	0.475%
$10 billion and over	0.465%
For the year ended October 31, 2024, the Fund incurred no investment adviser fee on such assets. Pursuant to an investment sub-advisory agreement, EVM has delegated a portion of the investment management of the Fund to Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of EVM and an indirect, wholly-owned subsidiary of Morgan Stanley. EVM pays EVAIL a portion of its investment adviser fee for sub-advisory services provided to the Fund. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR) to render investment advisory services. See Note 2 of the Portfolio’s Notes to Consolidated Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2024, EVM earned $70,940 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund's principal underwriter, received $14,123 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2024. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).
Trustees and officers of the Fund who are members of EVM’s or BMR's organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.
4  Distribution Plans
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2024 amounted to $380,688 for Class A shares.
The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2024, the Fund paid or accrued to EVD $140,835 for Class C shares. The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2024, the Fund paid or accrued to EVD $3,515 for Class R shares.
Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2024 amounted to $46,945 and $3,515 for Class C and Class R shares, respectively.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
12

Eaton Vance
Global Macro Absolute Return Fund
October 31, 2024
Notes to Financial Statements — continued

5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 0.75% CDSC if redeemed within 12 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2024, the Fund was informed that EVD received $1,663 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.
6  Investment Transactions
For the year ended October 31, 2024, increases and decreases in the Fund's investment in the Portfolio aggregated $161,853,240 and $324,302,845, respectively.
7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions, were as follows:
	Year Ended October 31, 2024		Year Ended October 31, 2023
	Shares	Amount	Shares	Amount
Class A
Sales	4,195,083	$ 35,099,025	2,582,682	$ 21,176,228
Issued to shareholders electing to receive payments of distributions in Fund shares	931,036	7,772,131	961,393	7,894,152
Redemptions	(4,498,988)	(37,573,961)	(5,962,136)	(48,844,712)
Net increase (decrease)	627,131	$ 5,297,195	(2,418,061)	$(19,774,332)
Class C
Sales	201,918	$ 1,698,625	251,217	$ 2,070,905
Issued to shareholders electing to receive payments of distributions in Fund shares	99,689	835,406	137,435	1,132,928
Redemptions	(855,475)	(7,163,167)	(1,166,680)	(9,633,665)
Net decrease	(553,868)	$ (4,629,136)	(778,028)	$ (6,429,832)
Class I
Sales	49,828,770	$415,599,195	56,538,440	$462,831,949
Issued to shareholders electing to receive payments of distributions in Fund shares	7,445,262	62,046,514	8,312,329	68,104,954
Redemptions	(60,270,001)	(498,415,411)	(71,703,485)	(585,710,278)
Net decrease	(2,995,969)	$(20,769,702)	(6,852,716)	$(54,773,375)
Class R
Sales	72,585	$ 611,406	55,567	$ 454,739
Issued to shareholders electing to receive payments of distributions in Fund shares	8,854	74,155	8,421	69,287
Redemptions	(23,960)	(201,044)	(80,439)	(658,381)
Net increase (decrease)	57,479	$ 484,517	(16,451)	$ (134,355)
13

Eaton Vance
Global Macro Absolute Return Fund
October 31, 2024
Notes to Financial Statements — continued

	Year Ended October 31, 2024		Year Ended October 31, 2023
	Shares	Amount	Shares	Amount
Class R6
Sales	3,255,342	$ 27,167,888	4,150,302	$ 34,107,676
Issued to shareholders electing to receive payments of distributions in Fund shares	219,980	1,830,632	297,034	2,432,730
Redemptions	(9,908,784)	(81,865,556)	(8,387,320)	(68,506,401)
Net decrease	(6,433,462)	$(52,867,036)	(3,939,984)	$(31,965,995)
14

Eaton Vance
Global Macro Absolute Return Fund
October 31, 2024
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Macro Absolute Return Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Macro Absolute Return Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 20, 2024
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
15

Eaton Vance
Global Macro Absolute Return Fund
October 31, 2024
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2025 will show the tax status of all distributions paid to your account in calendar year 2024. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and 163(j) interest dividends.
Qualified Dividend Income. For the fiscal year ended October 31, 2024, the Fund designates approximately $3,068,847, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
163(j) Interest Dividends. For the fiscal year ended October 31, 2024, the Fund designates 100% of distributions from net investment income as a 163(j) interest dividend.
16

Global Macro Portfolio
October 31, 2024
Consolidated Portfolio of Investments

Collateralized Mortgage Obligations — 3.7%
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.:
Series 1817, Class Z, 6.50%, 2/15/26	$1	$ 1,426
Series 1927, Class ZA, 6.50%, 1/15/27	13	13,024
Series 2344, Class ZD, 6.50%, 8/15/31	120	121,930
Series 2458, Class ZB, 7.00%, 6/15/32	262	272,277
Federal National Mortgage Association:
Series 1996-35, Class Z, 7.00%, 7/25/26	2	2,262
Series 1998-16, Class H, 7.00%, 4/18/28	44	45,634
Series 1998-44, Class ZA, 6.50%, 7/20/28	66	67,863
Series 1999-25, Class Z, 6.00%, 6/25/29	75	74,976
Series 2000-2, Class ZE, 7.50%, 2/25/30	13	13,345
Series 2000-49, Class A, 8.00%, 3/18/27	9	9,224
Series 2001-31, Class ZA, 6.00%, 7/25/31	580	581,491
Series 2001-74, Class QE, 6.00%, 12/25/31	189	192,827
Series 2009-48, Class WA, 5.788%, 7/25/39(1)	800	807,971
Series 2011-38, Class SA, 0.00%, (13.157% - 30-day SOFR Average x 3, Floor 0.00%), 5/25/41(2)	648	469,404
Series 2023-54, Class C, 6.50%, 11/25/53	2,610	2,758,938
Interest Only:(3) Series 2018-21, Class IO, 3.00%, 4/25/48	4,034	651,418
Government National Mortgage Association:
Series 2023-148, Class HL, 6.50%, 10/20/53	2,610	2,721,596
Sereis 2023-151, Class GL, 6.50%, 10/20/53	1,890	1,971,145
Series 2023-155, Class CH, 6.50%, 10/20/53	7,140	7,453,289
Series 2023-165, Class EY, 6.50%, 11/20/53	13,070	13,640,569
Series 2023-169, Class JW, 6.50%, 11/20/53	1,400	1,463,664
Series 2024-1, Class GL, 6.00%, 1/20/54	1,384	1,425,796
Series 2024-3, Class CY, 6.00%, 1/20/54	544	560,460
Series 2024-6, Class CB, 6.00%, 1/20/54	2,427	2,500,418
Series 2024-6, Class LB, 6.00%, 1/20/54	462	475,978
Series 2024-25, Class GL, 6.00%, 2/20/54	792	802,450
JPM Lending Facility, 11.90%, (SOFR + 7.00%), 7/15/29(4)	7,013	7,008,335
Unison Trust, Series 2021-1, Class A, 4.50%, 4/25/50(1)(5)	21,121	19,880,637
Total Collateralized Mortgage Obligations (identified cost $69,796,401)		$ 65,988,347

Common Stocks — 4.6%
Security	Shares	Value
Argentina — 0.3%
Banco BBVA Argentina SA ADR(6)	73,365	$ 1,010,236
Security	Shares	Value
Argentina (continued)
Banco Hipotecario SA, Class D	453,628	$ 156,523
Banco Macro SA ADR(6)	15,846	1,239,633
Banco Patagonia SA, Class B	1,396	2,306
Grupo Financiero Galicia SA ADR(6)	30,373	1,601,264
Grupo Supervielle SA ADR(6)	74,709	679,852
		$ 4,689,814
Belgium — 0.0%(7)
Cenergy Holdings SA	38,091	$ 361,985
		$ 361,985
Bulgaria — 0.2%
Eurohold Bulgaria AD(6)	5,122,901	$ 4,075,528
		$ 4,075,528
Cyprus — 0.5%
Bank of Cyprus Holdings PLC	1,975,000	$ 9,087,334
		$ 9,087,334
Georgia — 0.7%
Bank of Georgia Group PLC	76,094	$ 4,091,403
Georgia Capital PLC(6)	268,333	3,509,628
TBC Bank Group PLC	140,522	4,983,159
		$ 12,584,190
Greece — 0.7%
Alpha Services and Holdings SA	703,647	$ 1,059,924
Athens International Airport SA	9,630	82,611
Eurobank Ergasias Services and Holdings SA, Class A	826,417	1,710,039
Hellenic Telecommunications Organization SA	56,951	941,063
Ideal Holdings SA	7,980	52,811
JUMBO SA	33,531	894,930
Metlen Energy & Metals SA	33,575	1,179,539
Motor Oil (Hellas) Corinth Refineries SA	19,112	408,147
National Bank of Greece SA	245,580	1,924,051
OPAP SA	57,558	983,385
Optima bank SA	37,037	519,500
Piraeus Financial Holdings SA	335,238	1,263,120
Public Power Corp. SA	60,394	794,030
		$ 11,813,150
Iceland — 0.2%
Arion Banki Hf.(5)	1,015,472	$ 1,166,247
Eik fasteignafelag Hf.	3,253,209	324,703
Eimskipafelag Islands Hf.	220,734	582,111
Hagar Hf.	921,987	638,803

17
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Security	Shares	Value
Iceland (continued)
Heimar Hf.(6)	1,291,872	$ 314,161
Islandsbanki Hf.	668,258	614,561
Reitir fasteignafelag Hf.	875,641	622,090
Siminn Hf.	1,879,514	160,257
		$ 4,422,933
Kazakhstan — 0.1%
Kaspi.KZ JSC ADR	17,678	$ 1,947,055
		$ 1,947,055
Luxembourg — 0.0%(7)
Zabka Group SA(6)	75,581	$ 405,025
		$ 405,025
Malaysia — 0.3%
Axiata Group Bhd.	392,700	$ 201,938
CelcomDigi Bhd.	512,200	397,240
CIMB Group Holdings Bhd.	419,700	761,054
Inari Amertron Bhd.	324,500	210,365
Malayan Banking Bhd.	378,600	906,676
Malaysia Airports Holdings Bhd.	115,200	266,500
Maxis Bhd.	327,300	269,495
Petronas Chemicals Group Bhd.	186,600	229,826
Public Bank Bhd.	417,000	419,620
Telekom Malaysia Bhd.	332,900	492,850
Tenaga Nasional Bhd.	343,500	1,098,904
		$ 5,254,468
Philippines — 0.2%
Ayala Corp.	23,190	$ 274,330
Ayala Land, Inc.	550,600	308,871
Bank of the Philippine Islands	197,400	484,895
BDO Unibank, Inc.	197,910	517,966
International Container Terminal Services, Inc.	77,120	524,088
SM Investments Corp.	44,540	718,190
SM Prime Holdings, Inc.	1,063,200	559,225
		$ 3,387,565
Poland — 0.7%
Alior Bank SA	12,747	$ 278,544
Allegro.eu SA(5)(6)	86,656	762,532
Asseco Poland SA	8,176	183,408
Bank Millennium SA(6)	90,317	188,072
Bank Polska Kasa Opieki SA	27,625	966,495
Budimex SA	1,894	236,871
CCC SA(6)	6,265	276,744
Security	Shares	Value
Poland (continued)
CD Projekt SA	9,934	$ 399,965
Cyfrowy Polsat SA(6)	37,248	117,795
Dino Polska SA(5)(6)	7,411	615,524
Enea SA(6)	40,894	113,822
Eurocash SA	12,785	27,551
Grupa Azoty SA(6)	7,581	39,207
Grupa Kety SA	1,406	239,644
Jastrzebska Spolka Weglowa SA(6)	7,729	51,922
KGHM Polska Miedz SA	20,962	784,559
KRUK SA	2,601	278,667
LPP SA	163	593,209
mBank SA(6)	2,284	321,195
Orange Polska SA	97,956	190,789
ORLEN SA	87,109	1,137,388
PGE Polska Grupa Energetyczna SA(6)	136,156	235,387
Powszechna Kasa Oszczednosci Bank Polski SA	130,941	1,819,326
Powszechny Zaklad Ubezpieczen SA	90,409	896,604
Santander Bank Polska SA	5,403	605,882
Tauron Polska Energia SA(6)	157,615	145,753
Text SA	2,804	41,562
Warsaw Stock Exchange	4,044	42,925
XTB SA(5)	8,685	140,717
		$ 11,732,059
Spain — 0.0%(7)
AmRest Holdings SE(6)	11,440	$ 59,711
		$ 59,711
United Kingdom — 0.0%(7)
Pepco Group NV(6)(8)	26,354	$ 112,786
		$ 112,786
United States — 0.0%(7)
Titan Cement International SA	12,450	$ 445,227
		$ 445,227
Vietnam — 0.7%
Bank for Foreign Trade of Vietnam JSC(6)	99,972	$ 369,747
Coteccons Construction JSC(6)	12,000	31,807
Duc Giang Chemicals JSC	62,000	274,626
FPT Corp.	486,028	2,601,913
FPT Digital Retail JSC(6)	21,900	150,262
Gemadept Corp.	83,400	214,673
Hoa Phat Group JSC(6)	523,025	554,849
Khang Dien House Trading & Investment JSC(6)	85,800	113,346
KIDO Group Corp.	11,162	22,361

18
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Security	Shares	Value
Vietnam (continued)
Military Commercial Joint Stock Bank	914,921	$ 965,950
Mobile World Investment Corp.	703,598	1,845,063
Nam Long Investment Corp.	112,700	176,888
Phat Dat Real Estate Development Corp.(6)	140,000	115,953
Phu Nhuan Jewelry JSC	226,740	906,997
Refrigeration Electrical Engineering Corp.	330,956	894,549
SSI Securities Corp.	97,200	101,819
Vietnam Dairy Products JSC	90,281	235,976
Vietnam Joint Stock Commercial Bank for Industry & Trade(6)	286,000	402,478
Vietnam Prosperity JSC Bank	551,000	445,071
Vietnam Technological & Commercial Joint Stock Bank	1,180,800	1,112,126
Vingroup JSC(6)	78,738	129,236
		$ 11,665,690
Total Common Stocks (identified cost $66,142,695)		$ 82,044,520

Convertible Bonds — 0.0%(7)
Security	Principal Amount (000's omitted)		Value
China — 0.0%(7)
Sunac China Holdings Ltd., 1.00% PIK, 9/30/32(8)	USD	595	$ 65,446
Total Convertible Bonds (identified cost $531,163)			$ 65,446

Foreign Corporate Bonds — 3.9%
Security	Principal Amount (000's omitted)		Value
China — 0.1%
KWG Group Holdings Ltd., 7.875%, 8/30/24(9)	USD	1,571	$ 137,659
Shimao Group Holdings Ltd., 5.60%, 7/15/26(8)(9)	USD	5,100	343,740
Sunac China Holdings Ltd.:
6.00%, (5.00% cash or 6.00% PIK), 9/30/26(8)(10)	USD	506	88,472
6.25%, (5.25% cash or 6.25% PIK), 9/30/27(8)(10)	USD	507	83,933
6.50%, (5.50% cash or 6.50% PIK), 9/30/27(8)(10)	USD	1,016	160,024
6.75%, (5.75% cash or 6.75% PIK), 9/30/28(8)(10)	USD	1,528	236,797
7.00%, (6.00% cash or 7.00% PIK), 9/30/29(8)(10)	USD	1,531	220,142
Security	Principal Amount (000's omitted)		Value
China (continued)
Sunac China Holdings Ltd.: (continued)
7.25%, (6.25% cash or 7.25% PIK), 9/30/30(8)(10)	USD	721	$ 99,153
Times China Holdings Ltd.:
5.55%, 6/4/24(8)(9)	USD	3,999	154,961
6.75%, 7/16/23(8)(9)	USD	2,966	114,933
			$ 1,639,814
Georgia — 0.6%
Bank of Georgia JSC:
9.50% to 7/16/29(5)(11)(12)	USD	200	$ 196,245
9.50% to 7/16/29(8)(11)(12)	USD	8,200	8,049,144
TBC Bank JSC, 10.25% to 7/30/29(8)(11)(12)	USD	3,320	3,296,644
			$ 11,542,033
Hungary — 0.1%
MBH Bank Nyrt, 8.625% to 10/19/26, 10/19/27(8)(12)	EUR	1,243	$ 1,442,709
			$ 1,442,709
Iceland — 0.0%
Wow Air Hf.:
0.00%(9)(11)(13)	EUR	79	$ 0
0.00%, (3 mo. EURIBOR + 9.00%)(9)(11)(13)	EUR	3,600	0
			$ 0
India — 0.0%(7)
Reliance Communications Ltd., 6.50%, 11/6/20(8)(9)	USD	1,800	$ 30,600
			$ 30,600
Kazakhstan — 0.4%
Development Bank of Kazakhstan JSC, 13.00%, 4/15/27(5)	KZT	3,466,500	$ 7,051,718
			$ 7,051,718
Mexico — 0.0%(7)
Alpha Holding SA de CV:
9.00%, 2/10/25(8)(9)	USD	3,667	$ 45,840
10.00%, 12/19/22(8)(9)	USD	1,741	21,764
			$ 67,604
Moldova — 0.0%(7)
Aragvi Finance International DAC, 8.45%, 4/29/26(8)	USD	293	$ 292,063
			$ 292,063

19
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Security	Principal Amount (000's omitted)		Value
Paraguay — 0.2%
Itau BBA International PLC, 9.03%, 2/19/30	PYG	27,417,630	$ 3,771,569
			$ 3,771,569
Saint Lucia — 0.0%(7)
Digicel Intermediate Holdings Ltd./Digicel International Finance Ltd./DIFL U.S., 12.00%, (9.00% cash and 3.00% PIK), 5/25/27	USD	48	$ 48,382
			$ 48,382
Supranational — 0.3%
European Bank for Reconstruction & Development:
17.20%, 4/9/26(8)	USD	2,600	$ 2,595,468
17.35%, 3/1/27(8)	USD	1,000	980,392
International Finance Corp., 16.00%, 2/21/25	UZS	16,000,000	1,253,864
			$ 4,829,724
Uzbekistan — 1.7%
Ipoteka-Bank ATIB, 20.50%, 4/25/27(8)	UZS	42,080,000	$ 3,291,650
Jscb Agrobank, 9.25%, 10/2/29(8)	USD	7,973	8,138,032
Uzbek Industrial & Construction Bank ATB, 21.00%, 7/24/27(8)	UZS	232,110,000	18,541,675
			$ 29,971,357
Venezuela — 0.5%
Petroleos de Venezuela SA:
5.375%, 4/12/27(8)(9)	USD	18,366	$ 1,825,227
5.50%, 4/12/37(8)(9)	USD	4,827	477,913
6.00%, 10/28/22(8)(9)	USD	4,204	336,309
6.00%, 5/16/24(8)(9)	USD	19,598	1,891,247
6.00%, 11/15/26(8)(9)	USD	10,434	1,017,323
8.50%, 10/27/20(8)(9)	USD	939	851,039
9.00%, 11/17/21(8)(9)	USD	5,842	600,143
9.75%, 5/17/35(8)(9)	USD	7,081	803,739
12.75%, 2/17/22(8)(9)	USD	3,893	437,428
			$ 8,240,368
Total Foreign Corporate Bonds (identified cost $89,148,165)			$ 68,927,941

Insurance Linked Securities — 1.2%
Security	Shares	Value
Reinsurance Side Cars — 0.8%
Eden Re II Ltd.:
Series 2021A, 0.00%, 3/21/25(5)(13)(14)(15)	160,708	$ 3,696
Series 2022A, 0.00%, 3/20/26(5)(13)(14)(15)	10,974	7,045
Series 2022B, 0.00%, 3/20/26(5)(13)(14)(15)	9,412	8,957
Series 2023B, 0.00%, 3/19/27(5)(13)(14)(15)	7,394	154,242
Series 2024A, 0.00%, 3/17/28(5)(13)(14)(15)	3,000,000	3,428,100
Series 2024B, 0.00%, 3/17/28(5)(13)(14)(15)	2,700,000	3,129,300
Mt. Logan Re Ltd., Series A-1(6)(13)(15)(16)	4,400	7,647,627
		$ 14,378,967
Segregated Account/Funds — 0.4%
PartnerRe ILS Fund SAC Ltd.(13)(15)(16)	5,700,000	$ 6,427,890
		$ 6,427,890
Total Insurance Linked Securities (identified cost $15,917,573)		$ 20,806,857

Loan Participation Notes — 0.9%
Security	Principal Amount (000's omitted)		Value
Uzbekistan — 0.9%
Daryo Finance BV (borrower - Uzbek Industrial and Construction Bank ATB), 18.75%, 6/15/25(8)(13)(17)	UZS	75,986,720	$ 5,976,207
Europe Asia Investment Finance BV (borrower - Joint Stock Commercial Bank “Asaka”), 18.70%, 7/21/26(8)(13)(17)	UZS	125,249,130	9,795,491
Total Loan Participation Notes (identified cost $17,773,977)			$ 15,771,698

Rights — 0.0%(7)
Security	Shares	Value
Vietnam — 0.0%(7)
Gemadept Corp., Exp. 11/26/24(6)	83,400	$ 39,918
SSI Securities Corp., Exp. 11/7/24(6)	81,000	3,717
Total Rights (identified cost $37,136)		$ 43,635

20
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Senior Floating-Rate Loans — 0.4%(18)
Borrower/Description	Principal Amount (000's omitted)	Value
Argentina — 0.2%
Provincia De Neuquen:
Term Loan, 4.658%, (SOFR), 11/28/27	$1,196	$ 1,207,868
Term Loan, 12.068%, (SOFR + 7.41%), 11/1/27	1,397	1,411,193
Term Loan, 12.719%, (SOFR + 7.41%), 11/1/27	1,177	1,188,371
		$ 3,807,432
Uzbekistan — 0.2%
Navoi Mining & Metallurgical Co., Term Loan, 9.407%, (SOFR + 4.76%), 4/23/27	$2,744	$ 2,736,737
		$ 2,736,737
Total Senior Floating-Rate Loans (identified cost $6,574,296)		$ 6,544,169

Sovereign Government Bonds — 48.2%
Security	Principal Amount (000's omitted)		Value
Albania — 1.4%
Albania Government International Bonds:
3.50%, 11/23/31(8)	EUR	3,050	$ 3,157,947
5.90%, 6/9/28(8)	EUR	6,602	7,549,845
Albanian Government Bonds:
4.30%, 7/10/27	ALL	257,400	2,889,677
4.70%, 2/23/27	ALL	78,200	886,669
4.95%, 7/22/29	ALL	373,900	4,229,455
5.25%, 1/26/29	ALL	487,600	5,581,188
6.13%, 7/25/34	ALL	36,300	410,683
			$ 24,705,464
Angola — 1.5%
Angola Government International Bonds:
8.75%, 4/14/32(8)	USD	9,313	$ 8,463,189
9.125%, 11/26/49(8)	USD	12,823	10,755,291
9.375%, 5/8/48(8)	USD	9,624	8,239,275
			$ 27,457,755
Armenia — 1.0%
Republic of Armenia Treasury Bonds:
9.00%, 4/29/26	AMD	254,810	$ 655,408
9.25%, 4/29/28	AMD	1,439,030	3,665,833
Security	Principal Amount (000's omitted)		Value
Armenia (continued)
Republic of Armenia Treasury Bonds: (continued)
9.60%, 10/29/33	AMD	3,896,075	$ 9,890,935
9.75%, 10/29/50	AMD	618,877	1,568,134
9.75%, 10/29/52	AMD	673,150	1,702,058
			$ 17,482,368
Bahamas — 0.3%
Bahamas Government International Bonds:
6.00%, 11/21/28(8)	USD	2,350	$ 2,236,730
6.95%, 11/20/29(8)	USD	588	562,128
8.95%, 10/15/32(8)	USD	3,110	3,198,353
			$ 5,997,211
Barbados — 0.5%
Barbados Government International Bonds, 6.50%, 10/1/29(8)	USD	9,176	$ 8,878,070
			$ 8,878,070
Benin — 1.4%
Benin Government International Bonds:
4.875%, 1/19/32(8)	EUR	8,006	$ 7,792,084
4.95%, 1/22/35(8)	EUR	3,809	3,461,987
6.875%, 1/19/52(8)	EUR	13,654	12,407,103
7.96%, 2/13/38(8)	USD	1,471	1,450,682
			$ 25,111,856
Cameroon — 1.9%
Republic of Cameroon International Bonds:
5.95%, 7/7/32(8)	EUR	14,643	$ 12,851,842
9.50%, 7/31/31(8)	USD	21,392	20,542,898
			$ 33,394,740
Colombia — 0.7%
Titulos De Tesoreria B, 2.25%, 4/18/29	COP	59,194,433	$ 11,760,602
			$ 11,760,602
Czech Republic — 2.3%
Czech Republic Government Bonds:
2.00%, 10/13/33	CZK	514,000	$ 18,723,403
4.90%, 4/14/34	CZK	499,080	22,764,601
			$ 41,488,004

21
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Security	Principal Amount (000's omitted)		Value
Dominican Republic — 2.3%
Dominican Republic Bonds:
8.00%, 1/15/27(8)	DOP	96,000	$ 1,518,672
8.00%, 2/12/27(8)	DOP	490,340	7,741,671
11.25%, 9/15/35(5)	DOP	106,250	1,930,022
12.00%, 8/8/25(5)	DOP	332,200	5,588,278
12.75%, 9/23/29(5)	DOP	368,500	6,825,288
13.00%, 6/10/34(8)	DOP	232,600	4,607,457
13.625%, 2/3/33(5)	DOP	206,150	4,131,867
Dominican Republic Central Bank Notes:
8.00%, 3/12/27(8)	DOP	31,580	503,904
12.00%, 10/3/25(5)	DOP	138,420	2,335,613
13.00%, 12/5/25(5)	DOP	216,700	3,671,218
13.00%, 1/30/26(5)	DOP	161,230	2,745,875
			$ 41,599,865
Ecuador — 1.2%
Ecuador Government International Bonds:
0.00%, 7/31/30(8)	USD	12,657	$ 6,943,350
5.00%, 7/31/40(8)	USD	1,130	484,775
5.00%, 7/31/40(8)	USD	1,709	733,027
6.90%, 7/31/30(8)	USD	20,098	13,873,728
			$ 22,034,880
Egypt — 3.9%
Egypt Government Bonds, 24.458%, 10/1/27	EGP	3,479,554	$ 69,790,717
			$ 69,790,717
El Salvador — 0.4%
El Salvador Government International Bonds:
7.65%, 6/15/35(8)	USD	730	$ 637,832
8.25%, 4/10/32(8)	USD	1,451	1,361,088
9.25%, 4/17/30(8)	USD	4,539	4,510,631
			$ 6,509,551
Ethiopia — 1.1%
Ethiopia International Bonds, 6.625%, 12/11/24(8)(9)	USD	24,115	$ 18,900,131
			$ 18,900,131
Georgia — 0.4%
Georgia Government International Bonds, 2.75%, 4/22/26(8)	USD	1,214	$ 1,139,337
Georgia Treasury Bonds:
8.00%, 7/13/34	GEL	2,496	881,832
8.25%, 8/28/29	GEL	10,600	3,891,952
Security	Principal Amount (000's omitted)		Value
Georgia (continued)
Georgia Treasury Bonds: (continued)
8.375%, 7/25/31	GEL	2,338	$ 856,860
			$ 6,769,981
Ghana — 0.5%
Ghana Cocoa Bonds:
13.00%, 8/30/27	GHS	4,122	$ 177,386
13.00%, 8/28/28	GHS	4,122	159,617
Ghana Government International Bonds:
0.00%, 7/3/26(5)	USD	11	10,472
0.00%, 7/3/26(8)	USD	559	520,022
0.00%, 1/3/30(5)	USD	19	14,764
0.00%, 1/3/30(8)	USD	1,503	1,142,366
5.00% to 7/3/28, 7/3/29(5)(19)	USD	85	73,258
5.00% to 7/3/28, 7/3/29(8)(19)	USD	4,717	4,057,020
5.00% to 7/3/28, 7/3/35(5)(19)	USD	49	34,079
5.00% to 7/3/28, 7/3/35(8)(19)	USD	3,667	2,562,717
Republic of Ghana Government Bonds:
8.95%, (5.00% cash and 3.95% PIK), 2/11/31	GHS	165	5,167
9.25%, (5.00% cash and 4.25% PIK), 2/8/33	GHS	4,122	115,217
9.70%, (5.00% cash and 4.70% PIK), 2/5/36	GHS	4,122	107,860
			$ 8,979,945
Greece — 0.0%(7)
Hellenic Republic Government Bonds, 0.00%, GDP-Linked, 10/15/42	EUR	230,127	$ 650,833
			$ 650,833
Iceland — 1.8%
Republic of Iceland:
6.50%, 1/24/31	ISK	3,198,073	$ 22,942,671
7.00%, 9/17/35	ISK	732,032	5,559,023
8.00%, 6/12/25	ISK	600,760	4,364,104
			$ 32,865,798
India — 1.6%
Export-Import Bank of India:
2.25%, 1/13/31(8)	USD	10,000	$ 8,536,492
3.25%, 1/15/30(8)	USD	10,500	9,647,153
India Government Bonds, 7.30%, 6/19/53	INR	871,190	10,833,957
			$ 29,017,602

22
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Security	Principal Amount (000's omitted)		Value
Ivory Coast — 0.2%
Ivory Coast Government International Bonds, 6.625%, 3/22/48(8)	EUR	3,806	$ 3,348,771
			$ 3,348,771
Jordan — 0.1%
Jordan Government International Bonds, 7.50%, 1/13/29(8)	USD	1,159	$ 1,183,014
			$ 1,183,014
Kazakhstan — 0.2%
Kazakhstan Government Bonds:
5.00%, 4/18/28	KZT	432,660	$ 703,674
5.50%, 9/20/28	KZT	22,984	37,964
10.55%, 7/28/29	KZT	1,226,683	2,316,000
14.00%, 5/12/31	KZT	50,566	112,733
14.00%, 5/19/32	KZT	34,476	77,323
			$ 3,247,694
Montenegro — 0.4%
Montenegro Government International Bonds:
2.875%, 12/16/27(8)	EUR	1,264	$ 1,305,759
7.25%, 3/12/31(8)	USD	5,839	6,074,604
			$ 7,380,363
New Zealand — 1.7%
New Zealand Government Bonds:
2.75%, 4/15/37(8)(20)	NZD	17,000	$ 8,306,829
4.25%, 5/15/34	NZD	26,957	15,833,471
5.00%, 5/15/54(20)	NZD	9,230	5,512,531
			$ 29,652,831
Paraguay — 0.5%
Paraguay Government Bonds:
7.90%, 2/9/31(5)	PYG	58,682,000	$ 7,566,310
7.90%, 2/9/31(8)	PYG	8,730,000	1,125,624
			$ 8,691,934
Peru — 1.2%
Peru Government Bonds:
5.40%, 8/12/34	PEN	14,048	$ 3,344,911
6.90%, 8/12/37	PEN	30,325	7,832,676
7.60%, 8/12/39(5)(8)	PEN	35,455	9,644,853
			$ 20,822,440
Security	Principal Amount (000's omitted)		Value
Philippines — 1.0%
Philippines Government International Bonds, 6.25%, 1/14/36	PHP	1,024,000	$ 17,347,157
			$ 17,347,157
Poland — 1.4%
Republic of Poland Government Bonds, 2.00%, 8/25/36(21)	PLN	113,043	$ 24,546,198
			$ 24,546,198
Serbia — 3.0%
Serbia Treasury Bonds:
4.50%, 8/20/32	RSD	2,267,950	$ 20,575,097
7.00%, 10/26/31	RSD	3,075,080	32,291,055
			$ 52,866,152
South Africa — 6.0%
Republic of South Africa Government Bonds:
8.50%, 1/31/37	ZAR	392,908	$ 18,702,995
8.875%, 2/28/35	ZAR	1,707,843	86,805,331
			$ 105,508,326
South Korea — 1.3%
Korea Treasury Bonds, 1.875%, 12/10/24	KRW	31,500,000	$ 22,799,666
			$ 22,799,666
Sri Lanka — 1.4%
Sri Lanka Government International Bonds:
5.75%, 4/18/23(8)(9)	USD	6,007	$ 3,669,735
6.20%, 5/11/27(8)(9)	USD	3,050	1,883,375
6.35%, 6/28/24(8)(9)	USD	2,900	1,775,708
6.825%, 7/18/26(8)(9)	USD	17,130	10,620,600
6.85%, 3/14/24(8)(9)	USD	2,711	1,656,151
6.85%, 11/3/25(8)(9)	USD	7,100	4,452,913
			$ 24,058,482
Suriname — 1.4%
Suriname Government International Bonds:
0.00%, Oil-Linked, 12/31/50(5)	USD	9,342	$ 9,528,840
0.00%, Oil-Linked, 12/31/50(8)	USD	587	598,740
7.95%, (4.95% cash and 3.00% PIK), 7/15/33(5)	USD	13,711	13,059,491
7.95%, (4.95% cash and 3.00% PIK), 7/15/33(8)	USD	1,834	1,746,885
			$ 24,933,956

23
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Security	Principal Amount (000's omitted)		Value
Tajikistan — 0.0%(7)
Republic of Tajikistan International Bonds, 7.125%, 9/14/27(8)	USD	426	$ 416,730
			$ 416,730
Tunisia — 0.4%
Tunisian Republic:
3.50%, 2/3/33	JPY	300,000	$ 1,257,636
4.20%, 3/17/31	JPY	30,000	147,480
5.75%, 1/30/25(8)	USD	1,984	1,941,757
6.375%, 7/15/26(8)	EUR	4,054	4,090,087
			$ 7,436,960
Turkey — 1.4%
Turkiye Government Bonds:
17.30%, 7/19/28	TRY	50,058	$ 1,009,733
26.20%, 10/5/33	TRY	330,383	8,981,308
27.70%, 9/27/34	TRY	153,631	4,375,998
30.00%, 9/12/29	TRY	47,055	1,293,748
50.00% (TLREF), 9/6/28(1)	TRY	71,404	2,034,904
50.223% (TLREF), 6/16/27(1)	TRY	75,510	2,202,054
52.191% (TLREF), 5/17/28(1)	TRY	143,332	4,130,753
			$ 24,028,498
Ukraine — 0.9%
Ukraine Government International Bonds:
0.00% to 2/1/27, 2/1/34(8)(19)	USD	1,914	$ 721,583
0.00% to 2/1/27, 2/1/35(8)(19)	USD	2,297	1,126,201
0.00% to 2/1/27, 2/1/36(8)(19)	USD	5,264	2,557,187
0.00%, GDP-Linked, 8/1/41(8)(22)	USD	10,013	7,262,494
1.75% to 8/1/25, 2/1/29(8)(19)	USD	3,159	1,904,268
1.75% to 8/1/25, 2/1/34(8)(19)	USD	788	376,604
1.75% to 8/1/25, 2/1/35(8)(19)	USD	2,871	1,336,986
1.75% to 8/1/25, 2/1/36(8)(19)	USD	3,350	1,538,733
			$ 16,824,056
Uruguay — 0.2%
Uruguay Government Bonds:
3.40%, 5/16/45	UYU	112,908	$ 2,739,895
3.875%, 7/2/40(21)	UYU	11,819	303,650
			$ 3,043,545
Uzbekistan — 1.0%
National Bank of Uzbekistan, 19.875%, 7/5/27(8)	UZS	90,660,000	$ 7,185,089
Security	Principal Amount (000's omitted)		Value
Uzbekistan (continued)
Republic of Uzbekistan Bonds:
16.25%, 10/12/26(8)	UZS	112,430,000	$ 8,852,524
16.625%, 5/29/27(8)	UZS	12,500,000	969,735
			$ 17,007,348
Venezuela — 0.3%
Venezuela Government International Bonds:
6.00%, 12/9/20(8)(9)	USD	4,201	$ 518,686
7.00%, 3/31/38(8)(9)	USD	1,930	268,119
7.65%, 4/21/25(8)(9)	USD	3,577	499,967
7.75%, 10/13/19(8)(9)	USD	5,188	672,783
8.25%, 10/13/24(8)(9)	USD	5,785	805,288
9.00%, 5/7/23(8)(9)	USD	1,213	172,195
9.25%, 9/15/27(9)	USD	5,251	810,623
9.25%, 5/7/28(8)(9)	USD	5,836	871,592
9.375%, 1/13/34(9)	USD	496	84,684
11.75%, 10/21/26(8)(9)	USD	2,020	326,101
11.95%, 8/5/31(8)(9)	USD	2,081	326,791
12.75%, 8/23/22(8)(9)	USD	1,908	303,439
			$ 5,660,268
Total Sovereign Government Bonds (identified cost $849,762,315)			$ 854,199,762

Sovereign Loans — 3.3%
Borrower/Description	Principal Amount (000's omitted)		Value
Bahamas — 0.5%
Commonwealth of the Bahamas, 10.512%, (3 mo. EURIBOR + 6.85%), 11/24/28(4)	EUR	8,010	$ 8,689,352
			$ 8,689,352
Ivory Coast — 0.1%
Republic of Ivory Coast, Term Loan, 9.426%, (6 mo. EURIBOR + 5.75%), 1/6/28(4)	EUR	1,866	$ 2,056,293
			$ 2,056,293
Kenya — 0.1%
Government of Kenya, Term Loan, 12.142%, (6 mo. SOFR + 6.45%), 6/29/25(4)	USD	1,536	$ 1,557,233
			$ 1,557,233

24
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Borrower/Description	Principal Amount (000's omitted)		Value
Tanzania — 2.6%
Government of the United Republic of Tanzania, Term Loan, 12.022%, (6 mo. SOFR + 6.30%), 4/28/31(4)	USD	44,930	$ 45,851,006
			$ 45,851,006
Total Sovereign Loans (identified cost $57,389,169)			$ 58,153,884

U.S. Government Agency Mortgage-Backed Securities — 0.3%
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.:
4.50%, with maturity at 2035	$83	$ 81,047
4.528%, (COF + 1.254%), with maturity at 2029(23)	4	3,966
4.616%, (COF + 1.253%), with maturity at 2035(23)	89	86,264
4.854%, (COF + 1.251%), with maturity at 2030(23)	76	74,484
6.60%, with maturity at 2030	228	232,009
7.00%, with various maturities to 2035	411	414,451
7.141%, (1 yr. CMT + 2.327%), with maturity at 2036(23)	326	330,908
7.50%, with various maturities to 2035	767	797,379
8.00%, with various maturities to 2030	89	91,966
8.50%, with maturity at 2025	0(24)	319
9.00%, with maturity at 2027	0(24)	48
Federal National Mortgage Association:
4.513%, (COF + 1.254%), with maturity at 2034(23)	73	70,450
4.532%, (COF + 1.254%), with maturity at 2035(23)	59	58,586
4.539%, (COF + 1.299%), with maturity at 2033(23)	297	289,580
4.609%, (COF + 1.35%), with maturity at 2027(23)	14	14,059
4.674%, (COF + 1.40%), with maturity at 2025(23)	3	3,083
5.32%, (COF + 1.793%), with maturity at 2035(23)	589	578,053
6.00%, with maturity at 2033	35	35,570
6.35%, (COF + 2.004%), with maturity at 2032(23)	124	127,011
6.50%, with maturity at 2030	310	313,763
6.525%, (1 yr. CMT + 2.15%), with maturity at 2028(23)	6	6,224
7.00%, with various maturities to 2031	339	345,839
7.50%, with maturity at 2027	1	858
Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Association: (continued)
8.00%, with maturity at 2026	$0(24)	$ 50
8.50%, with various maturities to 2037	481	506,357
9.00%, with various maturities to 2032	20	20,478
9.50%, with various maturities to 2031	0(24)	156
11.50%, with maturity at 2031	47	51,039
Government National Mortgage Association:
6.50%, with maturity at 2032	102	104,883
7.00%, with various maturities to 2031	134	137,658
7.50%, with maturity at 2028	8	8,219
9.00%, with maturity at 2025	0(24)	71
Total U.S. Government Agency Mortgage-Backed Securities (identified cost $5,121,645)		$ 4,784,828

U.S. Government Guaranteed Small Business Administration Loans — 0.2%
Security	Principal Amount (000's omitted)	Value
SBA IO Trust: Interest Only:(25)(26) Series 2018-2, Class A, 2.533%, 7/25/44(5)	$61,952	$ 3,280,162
Total U.S. Government Guaranteed Small Business Administration Loans (identified cost $15,077,187)		$ 3,280,162

U.S. Treasury Obligations — 4.3%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Inflation-Indexed Notes, 2.125%, 4/15/29(27)	$76,431	$ 77,264,005
Total U.S. Treasury Obligations (identified cost $77,882,151)		$ 77,264,005

Short-Term Investments — 25.6%
Affiliated Fund — 7.3%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.78%(28)	128,853,494	$ 128,853,494
Total Affiliated Fund (identified cost $128,853,494)		$ 128,853,494

25
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Repurchase Agreements — 5.5%
Description	Principal Amount (000's omitted)		Value
Bank of America:
Dated 9/19/24 with an interest rate of 1.50%, collateralized by USD 2,270,000 Nigeria Government International Bonds, 9.248%, due 1/21/49 and a market value, including accrued interest, of $2,120,169(29)	USD	2,088	$ 2,088,400
Dated 9/19/24 with an interest rate of 4.40%, collateralized by USD 1,037,000 Kazakhstan Government International Bonds, 6.50%, due 7/21/45 and a market value, including accrued interest, of $1,180,063(29)	USD	1,247	1,246,992
Dated 10/28/24 with an interest rate of 4.55%, collateralized by USD 2,871,000 Senegal Government International Bonds, 6.25%, due 5/23/33 and a market value, including accrued interest, of $2,456,300(29)	USD	2,487	2,487,004
Dated 10/28/24 with an interest rate of 4.55%, collateralized by USD 5,106,000 Senegal Government International Bonds, 6.75%, due 3/13/48 and a market value, including accrued interest, of $3,662,757(29)	USD	3,708	3,708,232
Dated 10/30/24 with an interest rate of 4.48%, collateralized by USD 5,518,000 Panama Government International Bonds, 4.50%, due 4/1/56 and a market value, including accrued interest, of $3,572,984(29)	USD	3,559	3,559,110
Dated 10/30/24 with an interest rate of 4.50%, collateralized by USD 2,192,000 Senegal Government International Bonds, 6.75%, due 3/13/48 and a market value, including accrued interest, of $1,572,418(29)	USD	1,586	1,586,460
Barclays Bank PLC:
Dated 9/17/24 with an interest rate of 2.10%, collateralized by EUR 2,000,000 Republic of Poland Government International Bonds, 2.75%, due 5/25/32 and a market value, including accrued interest, of $2,133,921(29)	EUR	2,043	2,221,729
Dated 9/17/24 with an interest rate of 2.25%, collateralized by EUR 1,200,000 Republic of Poland Government International Bonds, 1.00%, due 3/7/29 and a market value, including accrued interest, of $1,231,866(29)	EUR	1,185	1,288,984
Dated 9/17/24 with an interest rate of 2.60%, collateralized by EUR 4,000,000 Republic of Poland Government International Bonds, 1.00%, due 3/7/29 and a market value, including accrued interest, of $4,106,221(29)	EUR	3,950	4,296,612
Dated 9/19/24 with an interest rate of 4.45%, collateralized by USD 4,548,000 Kazakhstan Government International Bonds, 4.875%, due 10/14/44 and a market value, including accrued interest, of $4,288,046(29)	USD	4,827	4,826,565
Dated 9/19/24 with an interest rate of 4.45%, collateralized by USD 2,972,000 Republic of Armenia International Bonds, 3.60%, due 2/2/31 and a market value, including accrued interest, of $2,523,059(29)	USD	2,649	2,648,795
Description	Principal Amount (000's omitted)		Value
Barclays Bank PLC: (continued)
Dated 10/15/24 with an interest rate of 3.50%, collateralized by USD 1,137,000 Bahrain Government International Bonds, 7.50%, due 2/12/36 and a market value, including accrued interest, of $1,213,669(29)	USD	1,283	$ 1,283,389
Dated 10/15/24 with an interest rate of 4.50%, collateralized by USD 2,273,000 Bahrain Government International Bonds, 6.00%, due 9/19/44 and a market value, including accrued interest, of $1,963,594(29)	USD	2,077	2,076,954
Dated 10/18/24 with an interest rate of 4.50%, collateralized by USD 3,410,000 Bahrain Government International Bonds, 5.625%, due 5/18/34 and a market value, including accrued interest, of $3,253,305(29)	USD	3,428	3,428,471
Dated 10/21/24 with an interest rate of 4.40%, collateralized by USD 4,856,000 Panama Government International Bonds, 6.853%, due 3/28/54 and a market value, including accrued interest, of $4,517,344(29)	USD	4,920	4,919,735
Dated 10/22/24 with an interest rate of 4.00%, collateralized by USD 2,428,000 Panama Government International Bonds, 6.853%, due 3/28/54 and a market value, including accrued interest, of $2,258,672(29)	USD	2,416	2,415,860
Dated 10/23/24 with an interest rate of 4.45%, collateralized by USD 4,392,000 Romania Government International Bonds, 6.125%, due 1/22/44 and a market value, including accrued interest, of $4,215,215	USD	4,496	4,496,310
Dated 10/23/24 with an interest rate of 4.60%, collateralized by USD 2,254,000 Romania Government International Bonds, 7.125%, due 1/17/33 and a market value, including accrued interest, of $2,438,080(29)	USD	2,584	2,583,647
Dated 10/24/24 with an interest rate of 4.30%, collateralized by USD 2,082,000 Romania Government International Bonds, 6.125%, due 1/22/44 and a market value, including accrued interest, of $1,998,196	USD	2,126	2,126,242
Dated 10/24/24 with an interest rate of 4.55%, collateralized by USD 4,392,000 Romania Government International Bonds, 5.75%, due 3/24/35 and a market value, including accrued interest, of $4,169,759(29)	USD	4,441	4,441,410
Dated 10/28/24 with an interest rate of 4.30%, collateralized by USD 1,756,000 Romania Government International Bonds, 6.125%, due 1/22/44 and a market value, including accrued interest, of $1,685,318	USD	1,771	1,771,365
Dated 10/28/24 with an interest rate of 4.55%, collateralized by USD 2,196,000 Romania Government International Bonds, 6.375%, due 1/30/34 and a market value, including accrued interest, of $2,238,028(29)	USD	2,348	2,347,767
Nomura International PLC:
Dated 9/19/24 with an interest rate of 2.90%, collateralized by EUR 1,956,000 Republic of Poland Government International Bonds, 1.00%, due 3/7/29 and a market value, including accrued interest, of $2,000,598(29)	USD	2,052	2,051,555

26
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Description	Principal Amount (000's omitted)		Value
Nomura International PLC: (continued)
Dated 9/19/24 with an interest rate of 4.30%, collateralized by USD 4,489,000 Zambia Government International Bonds, 0.50%, due 12/31/53 and a market value, including accrued interest, of $2,450,682(29)	USD	2,288	$ 2,288,445
Dated 9/19/24 with an interest rate of 4.35%, collateralized by USD 5,257,000 Republic of Azerbaijan International Bonds, 3.50%, due 9/1/32 and a market value, including accrued interest, of $4,606,942(29)	USD	4,944	4,943,562
Dated 9/19/24 with an interest rate of 4.40%, collateralized by USD 1,485,000 Bahrain Government International Bonds, 5.625%, due 5/18/34 and a market value, including accrued interest, of $1,416,762(29)	USD	1,589	1,588,834
Dated 9/19/24 with an interest rate of 4.45%, collateralized by USD 2,273,000 Bahrain Government International Bonds, 7.50%, due 2/12/36 and a market value, including accrued interest, of $2,426,270(29)	USD	2,598	2,598,366
Dated 9/19/24 with an interest rate of 4.45%, collateralized by USD 555,000 Kazakhstan Government International Bonds, 6.50%, due 7/21/45 and a market value, including accrued interest, of $631,567(29)	USD	700	700,279
Dated 9/19/24 with an interest rate of 4.45%, collateralized by USD 2,497,000 Nigeria Government International Bonds, 7.143%, due 2/23/30 and a market value, including accrued interest, of $2,290,822(29)	USD	2,401	2,400,824
Dated 9/19/24 with an interest rate of 4.45%, collateralized by USD 1,067,000 Nigeria Government International Bonds, 7.696%, due 2/23/38 and a market value, including accrued interest, of $884,469(29)	USD	919	919,487
Dated 9/19/24 with an interest rate of 4.50%, collateralized by USD 5,983,000 Nigeria Government International Bonds, 7.375%, due 9/28/33 and a market value, including accrued interest, of $5,511,652(29)	USD	5,542	5,542,143
Dated 9/19/24 with an interest rate of 4.50%, collateralized by USD 1,492,000 Nigeria Government International Bonds, 8.25%, due 9/28/51 and a market value, including accrued interest, of $1,205,883(29)	USD	1,313	1,313,170
Dated 9/19/24 with an interest rate of 4.55%, collateralized by USD 626,000 Republic of Azerbaijan International Bonds, 3.50%, due 9/1/32 and a market value, including accrued interest, of $548,592(29)	USD	589	588,676
Dated 10/8/24 with an interest rate of 4.30%, collateralized by USD 3,367,000 Zambia Government International Bonds, 0.50%, due 12/31/53 and a market value, including accrued interest, of $1,838,148(29)	USD	1,891	1,891,412
Dated 10/24/24 with an interest rate of 3.75%, collateralized by USD 4,133,000 Bahrain Government International Bonds, 7.50%, due 9/20/47 and a market value, including accrued interest, of $4,153,734(29)	USD	4,403	4,402,949
Description	Principal Amount (000's omitted)		Value
Nomura International PLC: (continued)
Dated 10/29/24 with an interest rate of 4.55%, collateralized by USD 1,104,000 Panama Government International Bonds, 4.50%, due 4/1/56 and a market value, including accrued interest, of $714,856(29)	USD	746	$ 746,293
Dated 10/29/24 with an interest rate of 4.55%, collateralized by USD 1,103,000 Panama Government International Bonds, 4.50%, due 5/15/47 and a market value, including accrued interest, of $786,052(29)	USD	821	821,360
Dated 10/29/24 with an interest rate of 4.55%, collateralized by USD 1,545,000 Panama Government International Bonds, 6.853%, due 3/28/54 and a market value, including accrued interest, of $1,437,252(29)	USD	1,504	1,503,826
Dated 10/30/24 with an interest rate of 4.50%, collateralized by USD 1,315,000 Senegal Government International Bonds, 6.25%, due 5/23/33 and a market value, including accrued interest, of $1,125,056(29)	USD	1,190	1,189,792
Total Repurchase Agreements (identified cost $97,511,829)			$ 97,341,006

Sovereign Government Securities — 5.4%
Security	Principal Amount (000's omitted)		Value
Egypt — 2.9%
Egypt Treasury Bills:
0.00%, 12/3/24	EGP	248,925	$ 4,979,025
0.00%, 12/17/24	EGP	166,225	3,287,232
0.00%, 4/1/25	EGP	2,402,725	43,956,103
			$ 52,222,360
Kazakhstan — 0.4%
National Bank of Kazakhstan Notes, 0.00%, 11/13/24	KZT	3,534,139	$ 7,252,007
			$ 7,252,007
Nigeria — 2.0%
Nigeria OMO Bills:
0.00%, 1/28/25	NGN	710,322	$ 396,118
0.00%, 2/25/25	NGN	1,185,489	647,310
0.00%, 4/1/25	NGN	3,194,531	1,730,367
0.00%, 5/20/25	NGN	7,855,656	4,029,842
0.00%, 5/27/25	NGN	7,150,997	3,649,480
0.00%, 6/10/25	NGN	433,890	218,995
0.00%, 6/17/25	NGN	5,649,845	2,839,237

27
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Security	Principal Amount (000's omitted)		Value
Nigeria (continued)
Nigeria OMO Bills: (continued)
0.00%, 8/19/25	NGN	1,614,712	$ 775,137
0.00%, 9/30/25	NGN	11,716,888	5,457,827
0.00%, 10/7/25	NGN	12,709,484	6,202,375
Nigeria Treasury Bills:
0.00%, 2/6/25	NGN	1,477,509	818,407
0.00%, 2/20/25	NGN	6,098,016	3,342,239
0.00%, 3/6/25	NGN	2,660,526	1,442,937
0.00%, 3/27/25	NGN	5,259,554	2,808,112
0.00%, 4/10/25	NGN	2,758,663	1,457,629
			$ 35,816,012
Pakistan — 0.1%
Pakistan Treasury Bills:
0.00%, 11/14/24	PKR	238,000	$ 850,909
0.00%, 11/14/24	PKR	83,000	296,745
			$ 1,147,654
Total Sovereign Government Securities (identified cost $101,539,663)			$ 96,438,033

U.S. Treasury Obligations — 7.4%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bills:
0.00%, 11/7/24	$18,553	$ 18,538,610
0.00%, 11/14/24	35,675	35,615,334
0.00%, 11/21/24(30)	1,639	1,634,805
0.00%, 12/12/24(30)	45,524	45,286,599
0.00%, 1/16/25(30)	30,000	29,718,040
Total U.S. Treasury Obligations (identified cost $130,792,581)		$ 130,793,388
Total Short-Term Investments (identified cost $458,697,567)		$ 453,425,921

Total Purchased Options and Swaptions — 0.1% (identified cost $2,517,198)	$ 1,588,032
Total Investments — 96.7% (identified cost $1,732,368,638)	$1,712,889,207
Total Written Options — (0.0)%(7) (premiums received $77,130)	$ (81,190)

Securities Sold Short — (11.0)%
Common Stocks — (0.9)%
Security	Shares	Value
Australia — (0.0)%(7)
EBOS Group Ltd.	(13,109)	$ (285,823)
		$ (285,823)
New Zealand — (0.9)%
a2 Milk Co. Ltd.(6)	(219,100)	$ (828,780)
Air New Zealand Ltd.	(613,098)	(188,929)
Auckland International Airport Ltd.	(443,683)	(1,936,027)
Chorus Ltd.	(121,036)	(633,089)
Contact Energy Ltd.	(288,819)	(1,483,141)
Fisher & Paykel Healthcare Corp. Ltd.	(123,800)	(2,653,170)
Fletcher Building Ltd.(6)	(334,575)	(594,923)
Freightways Group Ltd.	(24,409)	(153,023)
Goodman Property Trust	(295,174)	(372,077)
Infratil Ltd.	(200,950)	(1,508,626)
Kiwi Property Group Ltd.	(332,828)	(185,914)
Mainfreight Ltd.	(21,500)	(921,255)
Mercury NZ Ltd.	(220,708)	(868,725)
Meridian Energy Ltd.	(454,417)	(1,613,803)
Precinct Properties New Zealand Ltd.	(369,107)	(277,974)
Ryman Healthcare Ltd.(6)	(195,753)	(579,510)
SKYCITY Entertainment Group Ltd.	(187,468)	(153,478)
Spark New Zealand Ltd.	(705,779)	(1,224,517)
		$ (16,176,961)
Total Common Stocks (proceeds $17,101,285)		$ (16,462,784)
Exchange-Traded Funds — (5.3)%
Security	Shares	Value
United States — (5.3)%
iShares iBoxx $ Investment Grade Corporate Bond ETF	(514,541)	$ (56,079,824)
iShares JPMorgan USD Emerging Markets Bond ETF	(410,237)	(37,298,748)
Total Exchange-Traded Funds (proceeds $93,650,143)		$ (93,378,572)

28
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Sovereign Government Bonds — (4.8)%
Security	Principal Amount (000's omitted)		Value
Armenia — (0.1)%
Republic of Armenia International Bonds, 3.60%, 2/2/31(8)	USD	(2,972)	$ (2,496,608)
			$ (2,496,608)
Azerbaijan — (0.3)%
Republic of Azerbaijan International Bonds, 3.50%, 9/1/32(8)	USD	(5,883)	$ (5,121,216)
			$ (5,121,216)
Bahrain — (0.8)%
Bahrain Government International Bonds:
5.625%, 5/18/34(8)	USD	(4,895)	$ (4,545,397)
6.00%, 9/19/44(8)	USD	(2,273)	(1,947,682)
7.50%, 2/12/36(8)	USD	(3,137)	(3,296,901)
7.50%, 9/20/47(8)	USD	(4,133)	(4,118,431)
			$ (13,908,411)
Kazakhstan — (0.3)%
Kazakhstan Government International Bonds:
4.875%, 10/14/44(8)	USD	(4,548)	$ (4,277,576)
6.50%, 7/21/45(8)	USD	(1,592)	(1,782,885)
			$ (6,060,461)
Nigeria — (0.7)%
Nigeria Government International Bonds:
7.143%, 2/23/30(8)	USD	(2,497)	$ (2,257,132)
7.375%, 9/28/33(8)	USD	(5,983)	(5,070,406)
7.696%, 2/23/38(8)	USD	(1,067)	(868,958)
8.25%, 9/28/51(8)	USD	(1,492)	(1,194,600)
9.248%, 1/21/49(8)	USD	(2,270)	(2,061,855)
			$ (11,452,951)
Panama — (0.8)%
Panama Government International Bonds:
4.50%, 5/15/47	USD	(1,103)	$ (763,165)
4.50%, 4/1/56	USD	(6,622)	(4,263,007)
6.853%, 3/28/54	USD	(8,829)	(8,157,805)
			$ (13,183,977)
Poland — (0.5)%
Republic of Poland Government International Bonds:
1.00%, 3/7/29(8)	EUR	(7,156)	$ (7,268,190)
Security	Principal Amount (000's omitted)		Value
Poland (continued)
Republic of Poland Government International Bonds: (continued)
2.75%, 5/25/32(8)	EUR	(2,000)	$ (2,107,696)
			$ (9,375,886)
Romania — (0.8)%
Romania Government International Bonds:
5.75%, 3/24/35(8)	USD	(4,392)	$ (4,143,804)
6.125%, 1/22/44(8)	USD	(6,150)	(5,798,864)
6.375%, 1/30/34(8)	USD	(2,196)	(2,202,641)
7.125%, 1/17/33(8)	USD	(2,254)	(2,391,685)
			$ (14,536,994)
Senegal — (0.5)%
Senegal Government International Bonds:
6.25%, 5/23/33(8)	USD	(4,186)	$ (3,466,531)
6.75%, 3/13/48(8)	USD	(7,298)	(5,169,493)
			$ (8,636,024)
Total Sovereign Government Bonds (proceeds $83,082,232)			$ (84,772,528)
Total Securities Sold Short (proceeds $193,833,660)			$(194,613,884)

Other Assets, Less Liabilities — 14.3%	$ 252,381,349
Net Assets — 100.0%	$1,770,575,482
The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.
(1)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2024.
(2)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2024.
(3)	Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.
(4)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2024.
(5)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2024, the aggregate value of these securities is $106,985,350 or 6.0% of the Portfolio's net assets.

29
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

(6)	Non-income producing security.
(7)	Amount is less than 0.05% or (0.05)%, as applicable.
(8)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2024, the aggregate value of these securities is $304,237,180 or 17.2% of the Portfolio's net assets.
(9)	Issuer is in default with respect to interest and/or principal payments or has declared bankruptcy and is non-income producing. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.
(10)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.
(11)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(12)	Security converts to variable rate after the indicated fixed-rate coupon period.
(13)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 10).
(14)	Quantity held represents principal in USD.
(15)	Security is subject to risk of loss depending on the occurrence, frequency and severity of the loss events that are covered by underlying reinsurance contracts and that may occur during a specified risk period.
(16)	Restricted security (see Note 5).
(17)	Limited recourse note whose payments by the issuer are limited to amounts received by the issuer from the borrower pursuant to a loan agreement with the borrower.
(18)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(19)	Step coupon security. Interest rate represents the rate in effect at October 31, 2024.
(20)	Security (or a portion thereof) has been pledged for the benefit of the counterparty for reverse repurchase agreements.
(21)	Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.
(22)	Amounts payable in respect of the security are contingent upon and determined by reference to Ukraine’s GDP and Real GDP Growth Rate. Principal amount represents the notional amount used to calculate payments due to the security holder and does not represent an entitlement for payment.
(23)	Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at October 31, 2024.
(24)	Principal amount is less than $500.
(25)	Interest only security that entitles the holder to receive only a portion of the interest payments on the underlying loans. Principal amount shown is the notional amount of the underlying loans on which coupon interest is calculated.
(26)	The stated interest rate represents the weighted average fixed interest rate at October 31, 2024 of all interest only securities comprising the trust.
(27)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.
(28)	May be deemed to be an affiliated investment company (see Note 9). The rate shown is the annualized seven-day yield as of October 31, 2024.
(29)	Open repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.
(30)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

30
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Purchased Currency Options (OTC) — 0.0%(1)
Description	Counterparty	Notional Amount		Exercise Price		Expiration Date	Value
Put EUR vs. Call USD	Bank of America, N.A.	EUR	34,790,000	USD	1.07	11/21/24	$ 96,953
Put EUR vs. Call USD	BNP Paribas	EUR	42,170,000	USD	1.07	11/21/24	117,520
Put USD vs. Call INR	JPMorgan Chase Bank, N.A.	USD	15,600,000	INR	85.50	1/25/29	86,190
Put USD vs. Call INR	JPMorgan Chase Bank, N.A.	USD	8,400,000	INR	85.50	1/25/29	46,410
Put USD vs. Call INR	JPMorgan Chase Bank, N.A.	USD	8,000,000	INR	85.50	1/30/29	44,328
Total							$391,401
(1)	Amount is less than 0.05%.
Purchased Interest Rate Swaptions (OTC) — 0.0%(1)
Description	Counterparty	Notional Amount		Expiration Date	Value
Option to enter into interest rate swap expiring 11/21/26 to pay SAIBOR and receive 4.41%	JPMorgan Chase Bank, N.A.	SAR	176,292,000	11/19/24	$28
Option to enter into interest rate swap expiring 11/25/26 to pay SAIBOR and receive 4.30%	JPMorgan Chase Bank, N.A.	SAR	117,528,000	11/21/24	3
Total					$31
(1)	Amount is less than 0.05%.
Purchased Put Options (Exchange-Traded) — 0.1%
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
ICE Brent Crude Oil Futures 04/2025	147	$10,754,520	$60.00	2/25/25	$ 164,640
ICE Brent Crude Oil Futures 04/2025	90	6,584,400	70.00	2/25/25	352,800
ICE Brent Crude Oil Futures 05/2025	339	24,801,240	50.00	3/26/25	149,160
ICE Brent Crude Oil Futures 05/2025	170	12,437,200	55.00	3/26/25	141,100
ICE Brent Crude Oil Futures 05/2025	113	8,267,080	60.00	3/26/25	174,020
ICE Brent Crude Oil Futures 05/2025	79	5,779,640	65.00	3/26/25	214,880
Total					$1,196,600
31
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Written Currency Options (OTC) — (0.0)%(1)
Description	Counterparty	Notional Amount		Exercise Price		Expiration Date	Value
Call USD vs. Put CNH	Citibank, N.A.	USD	1,000,000	CNH	7.30	11/21/24	$ (1,608)
Call USD vs. Put CNH	Deutsche Bank AG	USD	16,700,000	CNH	7.30	11/21/24	(26,854)
Put USD vs. Call CNH	Citibank, N.A.	USD	1,000,000	CNH	6.98	11/21/24	(2,979)
Put USD vs. Call CNH	Deutsche Bank AG	USD	16,700,000	CNH	6.98	11/21/24	(49,749)
Total							$(81,190)
(1)	Amount is less than (0.05)%.
Forward Foreign Currency Exchange Contracts (Centrally Cleared)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
BRL	7,396,000	USD	1,321,824	12/3/24	$ (46,942)
USD	1,311,903	BRL	7,396,000	12/3/24	37,022
CLP	72,000,000	USD	76,571	12/18/24	(1,705)
CLP	145,000,000	USD	153,831	12/18/24	(3,060)
CLP	362,000,000	USD	383,365	12/18/24	(6,956)
CLP	215,000,000	USD	232,734	12/18/24	(9,177)
CLP	1,191,000,000	USD	1,267,021	12/18/24	(28,615)
CLP	1,483,000,000	USD	1,572,224	12/18/24	(30,195)
CLP	1,029,000,000	USD	1,111,231	12/18/24	(41,273)
CLP	3,323,000,000	USD	3,528,238	12/18/24	(72,970)
CLP	2,154,000,000	USD	2,333,189	12/18/24	(93,452)
CLP	9,768,000,000	USD	10,366,235	12/18/24	(209,433)
COP	1,640,000,000	USD	385,519	12/18/24	(17,080)
COP	13,751,430,000	USD	3,257,436	12/18/24	(168,069)
EUR	618,096	USD	686,321	12/18/24	(12,731)
EUR	687,279	USD	763,141	12/18/24	(14,156)
EUR	1,342,901	USD	1,488,346	12/18/24	(24,875)
EUR	1,550,000	USD	1,721,089	12/18/24	(31,925)
EUR	1,770,319	USD	1,962,056	12/18/24	(32,792)
EUR	1,941,857	USD	2,152,173	12/18/24	(35,970)
EUR	1,991,146	USD	2,206,800	12/18/24	(36,883)
EUR	1,897,000	USD	2,106,391	12/18/24	(39,072)
EUR	2,114,511	USD	2,343,526	12/18/24	(39,168)
EUR	2,929,208	USD	3,252,534	12/18/24	(60,332)
EUR	5,725,000	USD	6,356,926	12/18/24	(117,917)
EUR	6,401,185	USD	7,096,065	12/18/24	(120,162)
EUR	8,155,181	USD	9,040,466	12/18/24	(153,087)
EUR	9,231,009	USD	10,233,081	12/18/24	(173,283)
EUR	15,762,478	USD	17,502,341	12/18/24	(324,657)
EUR	19,731,720	USD	21,909,708	12/18/24	(406,410)
EUR	26,959,000	USD	29,934,734	12/18/24	(555,269)
32
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (Centrally Cleared) (continued)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
IDR	3,036,870,225	USD	200,689	12/18/24	$ (7,656)
IDR	14,000,000,000	USD	925,436	12/18/24	(35,549)
IDR	50,927,752,508	USD	3,357,136	12/18/24	(119,997)
IDR	203,205,080,479	USD	13,409,336	12/18/24	(492,938)
IDR	558,815,591,000	USD	36,880,649	12/18/24	(1,360,451)
INR	571,000,000	USD	6,773,428	12/18/24	5,969
INR	571,000,000	USD	6,773,750	12/18/24	5,647
INR	684,200,000	USD	8,118,659	12/18/24	4,744
INR	414,000,000	USD	4,911,323	12/18/24	4,036
KRW	264,000,000	USD	197,397	12/18/24	(5,053)
KRW	471,000,000	USD	353,320	12/18/24	(10,162)
KRW	471,000,000	USD	353,488	12/18/24	(10,330)
KRW	640,000,000	USD	479,616	12/18/24	(13,330)
KRW	697,000,000	USD	521,433	12/18/24	(13,618)
KRW	1,382,509,967	USD	1,037,754	12/18/24	(30,494)
KRW	7,793,344,000	USD	5,975,254	12/18/24	(297,234)
PEN	26,100,000	USD	6,840,340	12/18/24	73,047
PEN	1,042,000	USD	275,669	12/18/24	337
PEN	1,068,000	USD	282,824	12/18/24	69
PEN	49,778,309	USD	13,211,505	12/18/24	(26,191)
PHP	428,100,000	USD	7,347,464	12/18/24	(3,683)
TWD	215,000,000	USD	6,757,819	12/18/24	4,505
TWD	100,000,000	USD	3,143,589	12/18/24	1,678
TWD	66,000,000	USD	2,074,493	12/18/24	1,383
TWD	31,000,000	USD	974,513	12/18/24	520
TWD	10,000,000	USD	314,698	12/18/24	(171)
TWD	36,000,000	USD	1,133,287	12/18/24	(991)
TWD	68,800,000	USD	2,165,804	12/18/24	(1,860)
TWD	17,000,000	USD	536,955	12/18/24	(2,260)
TWD	24,000,000	USD	757,576	12/18/24	(2,712)
TWD	117,000,000	USD	3,683,183	12/18/24	(3,221)
TWD	24,000,000	USD	758,845	12/18/24	(3,981)
TWD	65,000,000	USD	2,049,116	12/18/24	(4,692)
TWD	227,120,000	USD	7,149,670	12/18/24	(6,140)
TWD	55,000,000	USD	1,737,208	12/18/24	(7,311)
TWD	78,000,000	USD	2,462,121	12/18/24	(8,813)
TWD	78,000,000	USD	2,466,247	12/18/24	(12,939)
TWD	214,000,000	USD	6,746,320	12/18/24	(15,448)
USD	15,410,229	COP	65,055,050,887	12/18/24	795,099
USD	8,419,376	COP	35,675,000,000	12/18/24	404,706
USD	52,503,812	EUR	47,373,007	12/18/24	877,505
USD	47,905,450	EUR	43,224,009	12/18/24	800,652
USD	44,984,900	EUR	40,588,862	12/18/24	751,841
USD	29,776,607	EUR	26,816,591	12/18/24	552,336
33
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (Centrally Cleared) (continued)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
USD	29,879,832	EUR	26,959,900	12/18/24	$ 499,387
USD	28,963,269	EUR	26,132,905	12/18/24	484,068
USD	26,502,828	EUR	23,912,905	12/18/24	442,946
USD	24,353,766	EUR	21,973,855	12/18/24	407,029
USD	23,230,194	EUR	20,960,081	12/18/24	388,250
USD	16,916,979	EUR	15,235,306	12/18/24	313,799
USD	17,199,852	EUR	15,519,039	12/18/24	287,464
USD	14,273,008	EUR	12,878,214	12/18/24	238,547
USD	12,951,327	EUR	11,685,691	12/18/24	216,458
USD	8,894,144	EUR	8,010,000	12/18/24	164,980
USD	7,759,453	EUR	7,001,179	12/18/24	129,685
USD	6,758,883	EUR	6,087,000	12/18/24	125,373
USD	6,635,059	EUR	5,986,664	12/18/24	110,893
USD	5,709,878	EUR	5,142,274	12/18/24	105,914
USD	4,491,374	EUR	4,052,466	12/18/24	75,065
USD	4,159,400	EUR	3,752,091	12/18/24	70,434
USD	3,630,943	EUR	3,270,000	12/18/24	67,352
USD	3,934,101	EUR	3,549,651	12/18/24	65,751
USD	3,273,835	EUR	2,953,907	12/18/24	54,716
USD	3,249,555	EUR	2,932,000	12/18/24	54,310
USD	3,181,797	EUR	2,870,863	12/18/24	53,178
USD	2,210,929	EUR	1,991,146	12/18/24	41,011
USD	2,343,526	EUR	2,114,511	12/18/24	39,168
USD	1,965,727	EUR	1,770,319	12/18/24	36,463
USD	1,717,875	EUR	1,550,000	12/18/24	28,711
USD	1,377,625	EUR	1,243,000	12/18/24	23,024
USD	934,061	EUR	842,782	12/18/24	15,611
USD	907,430	EUR	818,754	12/18/24	15,166
USD	685,040	EUR	618,096	12/18/24	11,449
USD	611,917	EUR	552,119	12/18/24	10,227
USD	244,689	EUR	220,778	12/18/24	4,090
USD	131,366	EUR	118,528	12/18/24	2,196
USD	78,408	EUR	70,746	12/18/24	1,310
USD	68,139	EUR	61,480	12/18/24	1,139
USD	17,495,342	IDR	270,457,000,000	12/18/24	304,186
USD	10,626,451	IDR	164,269,000,000	12/18/24	184,962
USD	6,898,043	IDR	106,627,671,479	12/18/24	120,430
USD	6,070,132	IDR	93,867,000,000	12/18/24	103,630
USD	6,069,457	IDR	93,867,000,000	12/18/24	102,955
USD	3,035,671	IDR	46,933,000,000	12/18/24	52,452
USD	1,148,149	IDR	17,749,000,000	12/18/24	19,963
USD	697,416	IDR	10,781,000,000	12/18/24	12,139
USD	452,704	IDR	6,997,752,508	12/18/24	7,904
USD	398,351	IDR	6,160,000,000	12/18/24	6,801
34
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (Centrally Cleared) (continued)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
USD	398,307	IDR	6,160,000,000	12/18/24	$ 6,756
USD	199,217	IDR	3,080,000,000	12/18/24	3,442
USD	68,440	IDR	1,058,000,000	12/18/24	1,190
USD	41,595	IDR	643,000,000	12/18/24	724
USD	27,033	IDR	417,870,225	12/18/24	472
USD	23,733	IDR	367,000,000	12/18/24	405
USD	23,730	IDR	367,000,000	12/18/24	403
USD	11,901	IDR	184,000,000	12/18/24	206
USD	3,950,283	KRW	5,260,000,000	12/18/24	117,989
USD	5,085,216	KRW	6,830,000,000	12/18/24	109,063
USD	4,320,726	KRW	5,809,000,000	12/18/24	88,445
USD	3,798,571	KRW	5,103,000,000	12/18/24	80,663
USD	3,797,016	KRW	5,103,000,000	12/18/24	79,108
USD	3,580,354	KRW	4,811,206,452	12/18/24	75,039
USD	2,394,644	KRW	3,219,000,000	12/18/24	49,367
USD	1,668,735	PEN	6,319,000	12/18/24	(5,046)
USD	7,549,407	PEN	28,593,000	12/18/24	(24,327)
USD	10,764,186	PEN	41,071,827	12/18/24	(114,949)
USD	14,519,098	PEN	55,688,000	12/18/24	(231,579)
USD	10,809,555	PHP	605,000,000	12/18/24	431,168
USD	10,940,984	PHP	613,461,000	12/18/24	417,454
USD	11,208,577	PHP	632,500,000	12/18/24	358,444
USD	4,229,240	PHP	236,870,000	12/18/24	165,887
USD	4,127,285	PHP	231,000,000	12/18/24	164,628
USD	4,173,355	PHP	234,000,000	12/18/24	159,235
USD	3,864,623	PHP	217,130,000	12/18/24	139,897
USD	4,270,778	PHP	241,000,000	12/18/24	136,577
USD	4,200,042	PHP	237,000,000	12/18/24	134,459
USD	1,611,582	PHP	90,261,000	12/18/24	63,212
USD	1,453,140	PHP	81,240,139	12/18/24	59,518
USD	1,260,619	PHP	70,336,000	12/18/24	54,050
USD	1,472,643	PHP	82,739,000	12/18/24	53,309
USD	1,612,675	PHP	91,000,000	12/18/24	51,628
USD	2,948,669	PHP	169,000,000	12/18/24	49,582
USD	2,774,191	PHP	159,000,000	12/18/24	46,648
USD	2,546,793	PHP	146,000,000	12/18/24	42,256
USD	1,072,215	PHP	60,400,000	12/18/24	36,091
USD	2,042,295	PHP	117,010,000	12/18/24	35,063
USD	621,920	PHP	34,476,566	12/18/24	30,497
USD	275,879	PHP	15,365,000	12/18/24	12,303
USD	2,155,374	TWD	69,000,000	12/18/24	(14,860)
USD	3,470,091	TWD	110,800,000	12/18/24	(14,865)
USD	2,404,342	TWD	77,000,000	12/18/24	(17,514)
USD	3,022,723	TWD	96,800,000	12/18/24	(21,895)
35
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (Centrally Cleared) (continued)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
USD	5,449,421	TWD	174,000,000	12/18/24	$ (23,344)
USD	3,089,888	TWD	99,000,000	12/18/24	(23,927)
					$7,179,713
Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
MYR	5,555,000	USD	1,267,021	Barclays Bank PLC	11/4/24	$ 1,534	$ —
MYR	5,555,000	USD	1,267,021	Barclays Bank PLC	11/4/24	1,534	—
MYR	3,602,000	USD	821,568	Barclays Bank PLC	11/4/24	994	—
MYR	6,691,000	USD	1,459,483	Goldman Sachs International	11/4/24	68,491	—
MYR	4,000,000	USD	912,346	Goldman Sachs International	11/4/24	1,104	—
MYR	19,301,000	USD	4,211,434	State Street Bank and Trust Company	11/4/24	196,194	—
USD	1,336,622	MYR	5,555,000	Barclays Bank PLC	11/4/24	68,067	—
USD	1,335,016	MYR	5,555,000	Barclays Bank PLC	11/4/24	66,461	—
USD	825,408	MYR	3,602,000	Barclays Bank PLC	11/4/24	2,846	—
USD	915,856	MYR	4,000,000	Goldman Sachs International	11/4/24	2,405	—
USD	1,526,127	MYR	6,691,000	Goldman Sachs International	11/4/24	—	(1,847)
USD	1,749,369	MYR	7,280,000	State Street Bank and Trust Company	11/4/24	86,889	—
TRY	57,524,000	USD	1,455,486	Standard Chartered Bank	11/6/24	220,451	—
USD	1,550,918	TRY	57,524,000	Standard Chartered Bank	11/6/24	—	(125,020)
EUR	11,843,954	USD	12,810,662	Bank of America, N.A.	11/8/24	74,800	—
EUR	3,577,369	USD	3,856,834	Barclays Bank PLC	11/8/24	35,114	—
EUR	1,664,898	USD	1,801,000	Citibank, N.A.	11/8/24	10,301	—
EUR	30,402	USD	33,006	HSBC Bank USA, N.A.	11/8/24	69	—
EUR	3,033,244	USD	3,280,248	JPMorgan Chase Bank, N.A.	11/8/24	19,727	—
EUR	801,502	USD	886,178	JPMorgan Chase Bank, N.A.	11/8/24	—	(14,195)
EUR	14,075,931	USD	15,175,811	Standard Chartered Bank	11/8/24	137,898	—
EUR	12,695,420	USD	13,730,112	Standard Chartered Bank	11/8/24	81,690	—
EUR	79,422	USD	86,043	Standard Chartered Bank	11/8/24	363	—
EUR	586,126	USD	640,647	Standard Chartered Bank	11/8/24	—	(2,980)
EUR	224,360	USD	241,909	UBS AG	11/8/24	2,180	—
EUR	624,785	USD	679,404	UBS AG	11/8/24	322	—
EUR	25,857	USD	27,964	UBS AG	11/8/24	167	—
EUR	1,051,694	USD	1,155,445	UBS AG	11/8/24	—	(11,269)
KZT	1,012,105,261	USD	2,070,804	ICBC Standard Bank plc	11/8/24	1,017	—
TRY	405,628,000	USD	10,290,508	Standard Chartered Bank	11/8/24	1,507,196	—
TRY	397,488,006	USD	10,110,421	Standard Chartered Bank	11/8/24	1,450,531	—
TRY	164,477,855	USD	4,265,539	Standard Chartered Bank	11/8/24	518,305	—
TRY	123,570,426	USD	3,168,498	Standard Chartered Bank	11/8/24	425,552	—
TRY	123,570,426	USD	3,168,498	Standard Chartered Bank	11/8/24	425,552	—
36
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	408,651	EUR	377,107	BNP Paribas	11/8/24	$ —	$ (1,617)
USD	654,800	EUR	605,314	BNP Paribas	11/8/24	—	(3,744)
USD	11,472,820	EUR	10,596,241	BNP Paribas	11/8/24	—	(55,210)
USD	12,457,403	EUR	11,507,518	BNP Paribas	11/8/24	—	(62,038)
USD	3,714,278	EUR	3,431,828	Goldman Sachs International	11/8/24	—	(19,331)
USD	1,239,931	EUR	1,121,453	JPMorgan Chase Bank, N.A.	11/8/24	19,861	—
USD	885,665	EUR	801,038	JPMorgan Chase Bank, N.A.	11/8/24	14,187	—
USD	533,261	EUR	482,307	JPMorgan Chase Bank, N.A.	11/8/24	8,542	—
USD	1,403,267	EUR	1,300,667	JPMorgan Chase Bank, N.A.	11/8/24	—	(11,775)
USD	11,473,115	EUR	10,596,241	JPMorgan Chase Bank, N.A.	11/8/24	—	(54,915)
USD	1,238,153	EUR	1,117,339	Standard Chartered Bank	11/8/24	22,560	—
USD	3,634,682	EUR	3,358,281	Standard Chartered Bank	11/8/24	—	(18,912)
USD	833,662	EUR	766,562	State Street Bank and Trust Company	11/8/24	—	(308)
USD	657,348	EUR	605,314	UBS AG	11/8/24	—	(1,195)
USD	828,728	EUR	766,558	UBS AG	11/8/24	—	(5,238)
USD	1,216,370	LKR	373,000,000	Standard Chartered Bank	11/8/24	—	(56,472)
USD	1,780,129	TRY	68,922,689	Standard Chartered Bank	11/8/24	—	(224,490)
USD	2,894,180	TRY	108,185,321	Standard Chartered Bank	11/8/24	—	(252,393)
USD	2,787,285	TRY	107,673,663	Standard Chartered Bank	11/8/24	—	(344,407)
USD	4,227,914	TRY	157,827,590	Standard Chartered Bank	11/8/24	—	(362,507)
USD	5,345,692	TRY	197,631,802	Standard Chartered Bank	11/8/24	—	(402,436)
USD	3,716,379	TRY	143,412,512	Standard Chartered Bank	11/8/24	—	(454,778)
USD	4,645,474	TRY	179,400,336	Standard Chartered Bank	11/8/24	—	(572,391)
USD	6,503,664	TRY	251,680,800	Standard Chartered Bank	11/8/24	—	(816,480)
KZT	642,992,000	USD	1,304,905	JPMorgan Chase Bank, N.A.	11/12/24	10,084	—
KZT	428,661,000	USD	869,936	JPMorgan Chase Bank, N.A.	11/12/24	6,723	—
KZT	740,284,292	USD	1,512,173	JPMorgan Chase Bank, N.A.	11/12/24	1,790	—
KZT	1,063,498,000	USD	2,174,843	JPMorgan Chase Bank, N.A.	11/12/24	128	—
KZT	35,552,953	USD	72,624	JPMorgan Chase Bank, N.A.	11/12/24	86	—
KZT	288,634,728	USD	598,207	JPMorgan Chase Bank, N.A.	11/12/24	—	(7,917)
KZT	1,056,973,000	USD	2,174,842	JPMorgan Chase Bank, N.A.	11/12/24	—	(13,216)
KZT	1,154,281,092	USD	2,379,961	JPMorgan Chase Bank, N.A.	11/12/24	—	(19,330)
ISK	258,611,053	EUR	1,672,234	Citibank, N.A.	11/18/24	66,320	—
ISK	242,562,322	EUR	1,573,956	Citibank, N.A.	11/18/24	56,223	—
KZT	204,782,217	USD	422,885	ICBC Standard Bank plc	11/18/24	—	(4,610)
KZT	952,577,000	USD	1,959,833	Citibank, N.A.	11/25/24	—	(17,012)
EGP	23,324,710	USD	450,719	HSBC Bank USA, N.A.	11/27/24	20,614	—
CZK	208,000,000	EUR	8,277,764	BNP Paribas	12/5/24	—	(74,631)
EUR	4,146,066	CZK	103,908,583	BNP Paribas	12/5/24	49,070	—
EUR	4,151,640	CZK	104,091,417	Standard Chartered Bank	12/5/24	47,281	—
EUR	7,872,831	PLN	34,020,000	Barclays Bank PLC	12/5/24	83,215	—
PLN	33,000,000	EUR	7,658,222	BNP Paribas	12/5/24	—	(104,068)
PLN	1,020,000	EUR	237,098	Citibank, N.A.	12/5/24	—	(3,640)
SEK	41,725,389	EUR	3,683,206	HSBC Bank USA, N.A.	12/5/24	—	(89,217)
37
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
SEK	43,272,611	EUR	3,819,618	HSBC Bank USA, N.A.	12/5/24	$ —	$ (92,345)
SEK	6,644,000	EUR	585,055	Societe Generale	12/5/24	—	(12,652)
VND	14,366,900,000	USD	576,290	Deutsche Bank AG	12/5/24	—	(7,727)
USD	4,337,898	HKD	33,700,000	BNP Paribas	12/9/24	—	(22)
USD	11,933,727	HKD	92,700,000	Deutsche Bank AG	12/9/24	1,229	—
UYU	73,381,000	USD	1,777,210	Citibank, N.A.	12/9/24	—	(12,884)
VND	11,197,000,000	USD	451,856	JPMorgan Chase Bank, N.A.	12/9/24	—	(8,722)
UYU	29,680,000	USD	710,898	Citibank, N.A.	12/10/24	2,618	—
VND	28,469,000,000	USD	1,154,461	Deutsche Bank AG	12/12/24	—	(27,732)
TRY	256,907,557	USD	6,600,118	Standard Chartered Bank	12/16/24	582,839	—
USD	6,714,377	TRY	256,907,557	Standard Chartered Bank	12/16/24	—	(468,580)
AUD	27,218,042	USD	18,140,820	HSBC Bank USA, N.A.	12/18/24	—	(220,930)
AUD	13,000,000	USD	8,660,171	UBS AG	12/18/24	—	(101,195)
CAD	181,000	USD	133,974	Bank of America, N.A.	12/18/24	—	(3,773)
CAD	1,314,000	USD	978,804	BNP Paribas	12/18/24	—	(33,586)
CAD	1,839,000	USD	1,368,247	BNP Paribas	12/18/24	—	(45,374)
CAD	1,760,000	USD	1,311,660	BNP Paribas	12/18/24	—	(45,615)
CAD	2,364,000	USD	1,760,618	BNP Paribas	12/18/24	—	(60,089)
CAD	2,783,000	USD	2,072,156	BNP Paribas	12/18/24	—	(70,222)
CAD	4,159,000	USD	3,098,055	BNP Paribas	12/18/24	—	(106,303)
CAD	5,822,000	USD	4,331,667	BNP Paribas	12/18/24	—	(143,646)
CAD	5,573,000	USD	4,153,342	BNP Paribas	12/18/24	—	(144,438)
CAD	7,486,000	USD	5,575,290	BNP Paribas	12/18/24	—	(190,280)
CAD	8,810,000	USD	6,559,718	BNP Paribas	12/18/24	—	(222,297)
CAD	649,000	USD	480,695	Standard Chartered Bank	12/18/24	—	(13,841)
CNH	7,911,247	USD	1,132,962	Bank of America, N.A.	12/18/24	—	(18,826)
CNH	8,093,000	USD	1,159,095	Bank of America, N.A.	12/18/24	—	(19,363)
CNH	7,883,000	USD	1,129,012	Citibank, N.A.	12/18/24	—	(18,854)
CNH	8,036,000	USD	1,150,827	Citibank, N.A.	12/18/24	—	(19,122)
CNH	8,408,000	USD	1,203,703	Citibank, N.A.	12/18/24	—	(19,610)
CNH	8,261,000	USD	1,183,303	Citibank, N.A.	12/18/24	—	(19,912)
CNH	83,819,115	USD	11,947,794	Citibank, N.A.	12/18/24	—	(143,601)
CNH	3,889,000	USD	555,925	HSBC Bank USA, N.A.	12/18/24	—	(8,239)
CNH	5,260,000	USD	752,432	HSBC Bank USA, N.A.	12/18/24	—	(11,670)
CNH	10,552,267	USD	1,509,271	HSBC Bank USA, N.A.	12/18/24	—	(23,202)
CNH	24,443,733	USD	3,496,212	HSBC Bank USA, N.A.	12/18/24	—	(53,817)
CNH	6,306,000	USD	904,899	JPMorgan Chase Bank, N.A.	12/18/24	—	(16,829)
CNH	7,672,753	USD	1,099,644	UBS AG	12/18/24	—	(19,096)
CNH	8,514,000	USD	1,219,037	UBS AG	12/18/24	—	(20,016)
CNH	8,514,000	USD	1,219,277	UBS AG	12/18/24	—	(20,256)
CNH	8,198,000	USD	1,175,923	UBS AG	12/18/24	—	(21,404)
EUR	38,751,790	CZK	974,355,634	JPMorgan Chase Bank, N.A.	12/18/24	326,275	—
EUR	1,227,051	CZK	30,852,367	JPMorgan Chase Bank, N.A.	12/18/24	10,331	—
EUR	626,092	CZK	15,742,155	JPMorgan Chase Bank, N.A.	12/18/24	5,271	—
38
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
EUR	6,901,130	PLN	29,818,009	BNP Paribas	12/18/24	$ 82,184	$ —
EUR	1,216,627	PLN	5,226,751	BNP Paribas	12/18/24	21,968	—
EUR	1,295,854	PLN	5,654,780	Citibank, N.A.	12/18/24	1,530	—
EUR	6,370,132	PLN	27,503,046	HSBC Bank USA, N.A.	12/18/24	81,014	—
EUR	42,077,939	PLN	182,294,257	JPMorgan Chase Bank, N.A.	12/18/24	379,782	—
EUR	6,313,619	PLN	27,245,162	UBS AG	12/18/24	83,760	—
EUR	1,223,787	PLN	5,258,727	UBS AG	12/18/24	21,794	—
EUR	119	PLN	513	UBS AG	12/18/24	2	—
ILS	19,839,828	USD	5,327,931	Bank of America, N.A.	12/18/24	—	(9,442)
ILS	111,168,743	USD	29,906,581	Barclays Bank PLC	12/18/24	—	(105,433)
ILS	68,921,429	USD	18,592,239	Barclays Bank PLC	12/18/24	—	(116,383)
ISK	258,611,215	EUR	1,657,658	Bank of America, N.A.	12/18/24	73,236	—
ISK	242,562,321	EUR	1,561,996	Citibank, N.A.	12/18/24	60,836	—
JPY	848,610,000	USD	5,999,919	Goldman Sachs International	12/18/24	—	(382,692)
JPY	1,283,966,653	USD	9,078,017	Goldman Sachs International	12/18/24	—	(579,021)
JPY	63,000,000	USD	438,004	Standard Chartered Bank	12/18/24	—	(20,986)
KES	111,536,419	USD	845,620	Standard Chartered Bank	12/18/24	12,675	—
MXN	53,000,000	USD	2,626,279	Goldman Sachs International	12/18/24	2,574	—
MXN	797,000	USD	39,834	Standard Chartered Bank	12/18/24	—	(302)
MXN	3,900,000	USD	194,924	Standard Chartered Bank	12/18/24	—	(1,480)
MXN	32,900,000	USD	1,644,355	Standard Chartered Bank	12/18/24	—	(12,482)
MYR	3,602,000	USD	827,304	Barclays Bank PLC	12/18/24	—	(3,551)
MYR	10,577,000	USD	2,453,320	Barclays Bank PLC	12/18/24	—	(34,430)
MYR	4,754,000	USD	1,096,554	Credit Agricole Corporate and Investment Bank	12/18/24	—	(9,346)
MYR	11,167,000	USD	2,575,772	Credit Agricole Corporate and Investment Bank	12/18/24	—	(21,952)
MYR	4,000,000	USD	917,958	Goldman Sachs International	12/18/24	—	(3,184)
MYR	3,878,000	USD	899,351	Goldman Sachs International	12/18/24	—	(12,478)
MYR	8,762,000	USD	2,018,894	Goldman Sachs International	12/18/24	—	(15,082)
NOK	57,837,000	EUR	4,892,795	UBS AG	12/18/24	—	(73,098)
NZD	21,000,000	USD	12,990,795	Bank of America, N.A.	12/18/24	—	(434,090)
NZD	6,609,088	USD	4,087,959	Goldman Sachs International	12/18/24	—	(136,132)
PLN	29,610,146	EUR	6,786,012	Bank of America, N.A.	12/18/24	—	(8,585)
PLN	53,140,024	EUR	12,259,041	BNP Paribas	12/18/24	—	(103,117)
PLN	15,119,270	EUR	3,465,101	Standard Chartered Bank	12/18/24	—	(4,480)
PLN	31,587,806	EUR	7,237,155	Standard Chartered Bank	12/18/24	—	(6,875)
PLN	52,837,011	EUR	12,187,673	Standard Chartered Bank	12/18/24	—	(100,932)
SGD	13,408,000	USD	10,366,772	Bank of America, N.A.	12/18/24	—	(192,946)
SGD	2,000,000	USD	1,544,464	Citibank, N.A.	12/18/24	—	(26,888)
SGD	8,000,000	USD	6,185,751	Citibank, N.A.	12/18/24	—	(115,448)
SGD	10,038,000	USD	7,764,386	Citibank, N.A.	12/18/24	—	(147,674)
SGD	3,000,000	USD	2,316,132	Goldman Sachs International	12/18/24	—	(39,769)
SGD	15,592,000	USD	12,058,135	HSBC Bank USA, N.A.	12/18/24	—	(227,115)
SGD	1,400,000	USD	1,058,491	Standard Chartered Bank	12/18/24	3,811	—
39
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
SGD	5,380,000	USD	4,154,995	Standard Chartered Bank	12/18/24	$ —	$ (72,717)
TRY	64,327,715	USD	1,541,892	Standard Chartered Bank	12/18/24	253,248	—
USD	7,446,997	CAD	10,053,000	Bank of America, N.A.	12/18/24	215,431	—
USD	8,076,399	CAD	10,900,000	Standard Chartered Bank	12/18/24	235,549	—
USD	8,070,779	CAD	10,897,000	Standard Chartered Bank	12/18/24	232,088	—
USD	4,020,923	CAD	5,521,131	Standard Chartered Bank	12/18/24	49,331	—
USD	3,910,903	CAD	5,368,869	Standard Chartered Bank	12/18/24	48,839	—
USD	11,107,060	CNH	78,361,200	Bank of America, N.A.	12/18/24	71,502	—
USD	2,993,462	CNH	21,119,115	Bank of America, N.A.	12/18/24	19,270	—
USD	5,985,976	CNH	42,000,000	BNP Paribas	12/18/24	71,142	—
USD	4,396,795	CNH	31,000,000	BNP Paribas	12/18/24	31,085	—
USD	1,567,756	CNH	11,000,000	BNP Paribas	12/18/24	18,632	—
USD	1,134,657	CNH	8,000,000	BNP Paribas	12/18/24	8,022	—
USD	2,996,833	CNH	21,100,000	Goldman Sachs International	12/18/24	25,333	—
USD	809,571	CNH	5,700,000	Goldman Sachs International	12/18/24	6,844	—
USD	3,123,314	CNH	22,000,000	Standard Chartered Bank	12/18/24	25,068	—
USD	851,813	CNH	6,000,000	Standard Chartered Bank	12/18/24	6,837	—
USD	6,672,016	CNH	47,000,000	UBS AG	12/18/24	53,035	—
USD	4,408,833	CNH	31,000,000	UBS AG	12/18/24	43,123	—
USD	2,707,204	CNH	19,000,000	UBS AG	12/18/24	31,446	—
USD	3,974,221	CNH	28,000,000	UBS AG	12/18/24	30,999	—
USD	1,703,493	CNH	12,000,000	UBS AG	12/18/24	13,541	—
USD	1,137,763	CNH	8,000,000	UBS AG	12/18/24	11,128	—
USD	712,422	CNH	5,000,000	UBS AG	12/18/24	8,275	—
USD	993,555	CNH	7,000,000	UBS AG	12/18/24	7,750	—
USD	2,469,699	ILS	9,119,293	BNP Paribas	12/18/24	25,078	—
USD	7,289,486	ILS	26,880,707	Citibank, N.A.	12/18/24	83,540	—
USD	44,379,772	ILS	163,930,000	JPMorgan Chase Bank, N.A.	12/18/24	434,846	—
USD	1,244,640	JPY	176,038,075	Goldman Sachs International	12/18/24	79,387	—
USD	758,751	KES	111,536,419	Standard Chartered Bank	12/18/24	—	(99,544)
USD	4,363,066	MXN	85,900,000	JPMorgan Chase Bank, N.A.	12/18/24	102,340	—
USD	2,837,249	MXN	56,768,126	Standard Chartered Bank	12/18/24	21,493	—
USD	2,492,736	MYR	10,381,000	Barclays Bank PLC	12/18/24	118,670	—
USD	7,973,889	MYR	34,570,000	Credit Agricole Corporate and Investment Bank	12/18/24	67,959	—
USD	1,767,347	MYR	7,361,000	Goldman Sachs International	12/18/24	83,935	—
USD	7,169,150	NZD	11,848,258	Australia and New Zealand Banking Group Limited	12/18/24	84,622	—
USD	20,723,412	NZD	33,500,000	Bank of America, N.A.	12/18/24	692,477	—
USD	3,093,046	NZD	5,000,000	Bank of America, N.A.	12/18/24	103,355	—
USD	6,983,858	NZD	11,290,949	Goldman Sachs International	12/18/24	232,567	—
USD	1,292,740	NZD	2,090,000	Goldman Sachs International	12/18/24	43,049	—
USD	347,310	NZD	560,000	Goldman Sachs International	12/18/24	12,464	—
USD	130,575	NZD	211,104	Goldman Sachs International	12/18/24	4,348	—
USD	9,254,690	NZD	15,215,936	Standard Chartered Bank	12/18/24	156,498	—
40
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	3,181,345	THB	106,437,000	Standard Chartered Bank	12/18/24	$ 17,814	$ —
USD	2,751,199	THB	92,000,000	Standard Chartered Bank	12/18/24	16,766	—
USD	1,649,415	TRY	64,327,715	Standard Chartered Bank	12/18/24	—	(145,724)
USD	22,109,100	ZAR	396,725,820	BNP Paribas	12/18/24	—	(309,312)
USD	24,400,941	ZAR	437,850,627	BNP Paribas	12/18/24	—	(341,376)
USD	6,067,347	ZAR	104,668,947	Citibank, N.A.	12/18/24	152,653	—
USD	17,306,831	ZAR	298,641,485	HSBC Bank USA, N.A.	12/18/24	431,025	—
USD	6,119,870	ZAR	105,731,295	Standard Chartered Bank	12/18/24	145,145	—
USD	1,341,558	ZAR	23,990,000	Standard Chartered Bank	12/18/24	—	(14,083)
USD	9,153,861	ZAR	164,132,391	State Street Bank and Trust Company	12/18/24	—	(121,027)
USD	10,102,755	ZAR	181,146,441	State Street Bank and Trust Company	12/18/24	—	(133,573)
USD	18,336,289	ZAR	315,672,045	UBS AG	12/18/24	498,110	—
USD	7,323,131	ZAR	131,047,433	UBS AG	12/18/24	—	(82,173)
USD	8,082,251	ZAR	144,631,879	UBS AG	12/18/24	—	(90,691)
USD	23,639,436	ZAR	420,250,071	UBS AG	12/18/24	—	(108,298)
USD	26,089,912	ZAR	463,813,415	UBS AG	12/18/24	—	(119,524)
VND	17,449,000,000	USD	710,464	Citibank, N.A.	12/18/24	—	(19,834)
ZAR	49,861,815	USD	2,896,686	Bank of America, N.A.	12/18/24	—	(79,066)
ZAR	158,452,998	USD	9,186,480	Barclays Bank PLC	12/18/24	—	(232,526)
ZAR	101,758,806	USD	5,910,652	BNP Paribas	12/18/24	—	(160,406)
ZAR	145,369,723	USD	8,442,794	HSBC Bank USA, N.A.	12/18/24	—	(228,158)
ZAR	50,126,388	USD	2,915,511	JPMorgan Chase Bank, N.A.	12/18/24	—	(82,941)
ZAR	101,430,270	USD	5,889,405	JPMorgan Chase Bank, N.A.	12/18/24	—	(157,724)
TRY	177,014,356	USD	4,504,791	Standard Chartered Bank	12/20/24	425,625	—
TRY	177,001,200	USD	4,506,177	Standard Chartered Bank	12/20/24	423,873	—
USD	1,112,642	TRY	43,467,211	Standard Chartered Bank	12/20/24	—	(98,059)
USD	2,549,179	TRY	97,914,732	Standard Chartered Bank	12/20/24	—	(178,060)
USD	5,460,825	TRY	212,633,613	Standard Chartered Bank	12/20/24	—	(461,701)
UZS	5,274,882,202	USD	401,406	ICBC Standard Bank plc	12/20/24	7,714	—
TRY	169,761,372	USD	4,015,677	Standard Chartered Bank	1/6/25	637,666	—
TRY	80,088,000	USD	1,894,580	Standard Chartered Bank	1/6/25	300,718	—
TRY	60,062,400	USD	1,420,923	Standard Chartered Bank	1/6/25	225,453	—
TRY	57,009,900	USD	1,347,568	Standard Chartered Bank	1/6/25	215,135	—
USD	9,329,233	TRY	366,921,672	Standard Chartered Bank	1/6/25	—	(728,486)
UZS	15,376,313,000	USD	1,098,308	JPMorgan Chase Bank, N.A.	1/6/25	89,090	—
SAR	5,828,000	USD	1,549,641	Standard Chartered Bank	1/8/25	1,247	—
USD	9,979,232	OMR	3,844,000	Standard Chartered Bank	1/8/25	—	(5,546)
TRY	72,990,000	USD	1,699,432	Standard Chartered Bank	1/15/25	280,780	—
USD	1,821,093	TRY	72,990,000	Standard Chartered Bank	1/15/25	—	(159,119)
UYU	49,655,000	USD	1,178,614	Bank of America, N.A.	1/15/25	9,952	—
ISK	257,285,403	EUR	1,658,836	Citibank, N.A.	1/17/25	53,495	—
ISK	243,888,397	EUR	1,572,459	Citibank, N.A.	1/17/25	50,709	—
UZS	16,702,683,000	USD	1,187,113	ICBC Standard Bank plc	1/23/25	94,606	—
UZS	11,266,196,720	USD	806,168	ICBC Standard Bank plc	1/23/25	58,370	—
41
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
TRY	99,122,295	USD	2,283,293	Standard Chartered Bank	1/29/25	$ 363,651	$ —
TRY	54,319,443	USD	1,237,947	Standard Chartered Bank	1/29/25	212,589	—
TRY	51,738,000	USD	1,191,278	Standard Chartered Bank	1/29/25	190,323	—
USD	8,592,493	OMR	3,310,000	BNP Paribas	1/29/25	—	(4,979)
USD	144,803	TRY	5,863,846	Standard Chartered Bank	1/29/25	—	(11,784)
USD	4,957,451	TRY	199,315,892	Standard Chartered Bank	1/29/25	—	(365,043)
USD	2,428,849	LKR	751,000,000	JPMorgan Chase Bank, N.A.	2/7/25	—	(113,757)
TRY	182,511,329	USD	4,260,550	Standard Chartered Bank	2/10/25	552,029	—
TRY	102,687,143	USD	2,372,642	Standard Chartered Bank	2/10/25	335,080	—
USD	7,029,731	TRY	285,198,472	Standard Chartered Bank	2/10/25	—	(490,572)
UZS	16,619,585,000	USD	1,187,113	ICBC Standard Bank plc	2/10/25	79,766	—
EGP	160,694,420	USD	2,669,343	Citibank, N.A.	2/13/25	453,060	—
USD	754,045	LKR	233,000,000	Deutsche Bank AG	2/13/25	—	(34,234)
USD	381,568	LKR	118,000,000	JPMorgan Chase Bank, N.A.	2/13/25	—	(17,646)
USD	1,193,209	LKR	369,000,000	JPMorgan Chase Bank, N.A.	2/13/25	—	(55,182)
UZS	12,273,226,786	USD	873,539	JPMorgan Chase Bank, N.A.	2/13/25	61,083	—
USD	2,821,869	LKR	869,700,000	JPMorgan Chase Bank, N.A.	2/14/25	—	(120,123)
EUR	4,891,268	ISK	740,000,000	Bank of America, N.A.	2/18/25	4,432	—
EUR	4,705,489	ISK	711,893,449	Bank of America, N.A.	2/18/25	4,263	—
UZS	14,963,793,783	USD	1,064,281	JPMorgan Chase Bank, N.A.	2/18/25	73,320	—
EGP	53,831,741	USD	889,781	Citibank, N.A.	2/20/25	152,819	—
EGP	33,046,461	USD	533,869	Citibank, N.A.	2/20/25	106,167	—
EGP	27,805,651	USD	444,890	Citibank, N.A.	2/20/25	93,643	—
NGN	1,567,021,679	USD	851,642	Standard Chartered Bank	2/24/25	48,003	—
NGN	794,156,367	USD	425,821	Standard Chartered Bank	2/24/25	30,113	—
TRY	109,548,623	USD	2,602,435	Standard Chartered Bank	2/24/25	246,962	—
USD	2,646,400	TRY	109,548,623	Standard Chartered Bank	2/24/25	—	(202,997)
NGN	1,216,220,810	USD	735,321	JPMorgan Chase Bank, N.A.	2/25/25	—	(37,412)
EGP	13,292,925	USD	245,938	Goldman Sachs International	2/26/25	10,804	—
EGP	29,051,345	USD	444,890	Citibank, N.A.	2/27/25	115,952	—
EGP	25,014,906	USD	450,719	HSBC Bank USA, N.A.	2/27/25	32,199	—
UZS	13,634,050,578	USD	968,671	ICBC Standard Bank plc	2/28/25	64,374	—
USD	843,687	ARS	1,002,300,000	Bank of America, N.A.	3/3/25	—	(54,451)
UZS	5,369,835,218	USD	384,383	ICBC Standard Bank plc	3/5/25	21,808	—
UZS	4,968,301,730	USD	352,237	JPMorgan Chase Bank, N.A.	3/17/25	22,082	—
VND	17,471,000,000	USD	708,188	Citibank, N.A.	3/19/25	—	(16,415)
UZS	4,160,754,064	USD	294,880	JPMorgan Chase Bank, N.A.	3/20/25	18,285	—
KES	113,812,672	USD	840,635	Standard Chartered Bank	3/21/25	16,636	—
USD	758,751	KES	113,812,672	Standard Chartered Bank	3/21/25	—	(98,519)
UYU	61,100,000	USD	1,421,757	Citibank, N.A.	3/31/25	25,615	—
USD	1,041,989	ARS	1,276,437,000	Goldman Sachs International	4/3/25	—	(73,144)
USD	1,687,408	ARS	2,063,700,000	Goldman Sachs International	4/3/25	—	(115,501)
USD	1,687,408	ARS	2,063,700,000	Goldman Sachs International	4/3/25	—	(115,501)
KES	165,880,000	USD	1,219,716	Standard Chartered Bank	4/4/25	25,496	—
42
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	1,138,113	KES	165,880,000	Standard Chartered Bank	4/4/25	$ —	$ (107,098)
UZS	4,142,721,282	USD	291,741	JPMorgan Chase Bank, N.A.	4/4/25	18,522	—
TRY	75,590,000	USD	1,646,854	Standard Chartered Bank	4/8/25	240,495	—
TRY	67,960,000	USD	1,482,236	Standard Chartered Bank	4/8/25	214,605	—
USD	3,359,440	TRY	143,550,000	Standard Chartered Bank	4/8/25	—	(224,752)
KES	201,497,151	USD	1,480,411	Standard Chartered Bank	4/9/25	30,334	—
USD	1,380,117	KES	201,497,151	Standard Chartered Bank	4/9/25	—	(130,628)
ETB	12,054,000	USD	92,759	ICBC Standard Bank plc	4/11/25	—	(1,933)
KZT	469,702,212	USD	939,404	Bank of America, N.A.	4/11/25	—	(9,123)
UYU	20,303,181	USD	478,736	Citibank, N.A.	4/15/25	1,119	—
UZS	3,689,671,414	USD	257,659	Standard Chartered Bank	4/15/25	17,673	—
KES	201,290,134	USD	1,483,347	Standard Chartered Bank	4/16/25	23,290	—
USD	1,380,117	KES	201,290,134	Standard Chartered Bank	4/16/25	—	(126,519)
UZS	12,250,550,000	USD	859,989	ICBC Standard Bank plc	4/17/25	53,572	—
UZS	16,829,055,017	USD	1,236,521	ICBC Standard Bank plc	4/25/25	15,180	—
KES	261,304,500	USD	1,914,319	Standard Chartered Bank	5/5/25	33,493	—
USD	845,646	KES	130,652,250	Standard Chartered Bank	5/5/25	—	(128,260)
USD	845,646	KES	130,652,250	Standard Chartered Bank	5/5/25	—	(128,260)
UZS	3,152,164,000	USD	219,778	JPMorgan Chase Bank, N.A.	6/9/25	11,640	—
USD	17,699,754	BHD	6,766,439	Standard Chartered Bank	6/18/25	—	(196,456)
USD	5,911,596	SAR	22,308,000	Standard Chartered Bank	6/18/25	—	(17,982)
UZS	5,267,367,000	USD	367,961	Standard Chartered Bank	6/23/25	17,140	—
UZS	8,036,734,000	USD	563,191	ICBC Standard Bank plc	6/27/25	23,684	—
UZS	8,076,175,636	USD	563,192	ICBC Standard Bank plc	6/30/25	26,040	—
USD	1,689,843	ARS	2,362,400,000	Goldman Sachs International	8/26/25	—	(164,997)
USD	1,677,815	ARS	2,362,363,000	Goldman Sachs International	8/26/25	—	(176,996)
UZS	8,779,301,000	USD	618,261	ICBC Standard Bank plc	8/29/25	11,288	—
UZS	8,779,301,000	USD	618,261	JPMorgan Chase Bank, N.A.	8/29/25	11,288	—
UZS	8,794,758,000	USD	618,261	JPMorgan Chase Bank, N.A.	9/4/25	11,258	—
UZS	4,050,152,000	USD	284,221	Citibank, N.A.	9/8/25	5,336	—
USD	916,787	NGN	1,792,318,000	Goldman Sachs International	10/7/25	—	(13,339)
NGN	215,900,000	USD	113,632	JPMorgan Chase Bank, N.A.	10/9/25	—	(1,684)
USD	889,798	NGN	1,727,142,000	JPMorgan Chase Bank, N.A.	10/10/25	—	(5,376)
EGP	614,910,000	USD	10,769,002	JPMorgan Chase Bank, N.A.	10/15/25	—	(34,403)
USD	1,327,359	NGN	2,601,623,022	JPMorgan Chase Bank, N.A.	10/15/25	—	(18,233)
UZS	11,412,500,000	USD	711,059	Standard Chartered Bank	3/25/26	51,582	—
UZS	6,387,596,000	USD	396,745	Deutsche Bank AG	10/5/26	2,233	—
UZS	3,518,712,735	USD	218,554	Deutsche Bank AG	10/7/26	1,082	—
UZS	2,119,371,000	USD	118,170	Deutsche Bank AG	10/25/27	—	(1,942)
						$19,749,667	$(17,285,961)
43
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Commodity Futures
Brent Crude Oil	124	Long	11/29/24	$ 9,028,440	$ (146,543)
Equity Futures
Nikkei 225 Index	45	Long	12/12/24	11,367,552	591,193
SET50 Index	654	Long	12/27/24	3,632,709	107,921
Euro Stoxx 50 Index	(197)	Short	12/20/24	(10,360,833)	41,716
S&P/TSX 60 Index	(88)	Short	12/19/24	(18,294,596)	(319,379)
STOXX Europe 600 Index	(225)	Short	12/20/24	(6,195,687)	207,391
Interest Rate Futures
U.S. 5-Year Treasury Note	283	Long	12/31/24	30,347,328	(755,068)
U.S. 10-Year Treasury Note	712	Long	12/19/24	78,653,750	(2,296,963)
U.S. Ultra-Long Treasury Bond	25	Long	12/19/24	3,140,625	3,594
Euro-Bobl	(53)	Short	12/6/24	(6,811,435)	31,708
Euro-Bund	(467)	Short	12/6/24	(66,951,657)	986,838
Euro-Buxl	(31)	Short	12/6/24	(4,463,212)	18,883
Euro-Schatz	(53)	Short	12/6/24	(6,142,110)	3,171
Japan 10-Year Bond	(1)	Short	12/13/24	(948,993)	329
U.S. 2-Year Treasury Note	(5)	Short	12/31/24	(1,029,727)	7,686
U.S. Long Treasury Bond	(76)	Short	12/19/24	(8,965,625)	496,852
U.S. Ultra 10-Year Treasury Note	(47)	Short	12/19/24	(5,346,250)	160,719
					$(859,952)
Inflation Swaps (Centrally Cleared)
Notional Amount (000's omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)
EUR	5,900	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.20% (pays upon termination)	10/15/36	$ 537,136
EUR	5,900	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.20% (pays upon termination)	10/15/36	537,135
EUR	5,900	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.20% (pays upon termination)	10/15/36	536,312
EUR	6,070	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.08% (pays upon termination)	1/15/37	603,418
EUR	5,900	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.29% (pays upon termination)	10/15/46	(535,561)
EUR	5,900	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.29% (pays upon termination)	10/15/46	(535,561)
44
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Inflation Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)
EUR	5,900	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.29% (pays upon termination)	10/15/46	$(538,060)
EUR	6,070	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.18% (pays upon termination)	1/15/47	(678,429)
EUR	2,590	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.64% (pays upon termination)	3/13/53	298,428
USD	28,400	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.75% (pays upon termination)	10/29/36	(836,610)
USD	9,970	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.67% (pays upon termination)	1/7/37	(306,006)
USD	19,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.62% (pays upon termination)	10/29/46	449,108
USD	9,450	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.62% (pays upon termination)	10/29/46	219,512
USD	9,950	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.54% (pays upon termination)	1/7/47	318,241
USD	3,510	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.40% (pays upon termination)	3/13/53	59,731
							$128,794
Interest Rate Swaps (Centrally Cleared)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
COP	240,629,000	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	8.82% (pays quarterly)	4/11/25	$ 10,506	$ —	$ 10,506
COP	79,600,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.81% (pays upon termination)	4/15/25	(1,751)	—	(1,751)
COP	78,685,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.78% (pays upon termination)	4/17/25	(2,923)	—	(2,923)
COP	75,518,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.76% (pays upon termination)	4/18/25	(3,169)	—	(3,169)
COP	38,768,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.72% (pays upon termination)	4/24/25	(837)	—	(837)
COP	39,209,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.73% (pays upon termination)	4/25/25	359	—	359
COP	118,947,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.70% (pays upon termination)	4/29/25	2,382	—	2,382
45
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
COP	39,473,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.70% (pays upon termination)	4/30/25	$ 1,249	$ —	$ 1,249
COP	8,017,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.60% (pays upon termination)	5/1/25	(504)	—	(504)
COP	56,485,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.61% (pays upon termination)	5/1/25	(2,627)	—	(2,627)
COP	53,615,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.45% (pays upon termination)	7/16/25	(10,558)	—	(10,558)
COP	107,231,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.46% (pays upon termination)	7/17/25	(18,850)	—	(18,850)
COP	74,387,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.45% (pays upon termination)	7/21/25	(10,383)	—	(10,383)
COP	52,523,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.55% (pays upon termination)	7/25/25	4,286	—	4,286
COP	80,514,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.20% (pays upon termination)	10/16/25	(41,672)	—	(41,672)
COP	40,806,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.21% (pays upon termination)	10/17/25	(20,145)	—	(20,145)
COP	104,303,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.21% (pays upon termination)	10/17/25	(51,493)	—	(51,493)
COP	41,253,000	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	7.12% (pays quarterly)	9/18/26	(159,387)	—	(159,387)
COP	50,522,000	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	7.27% (pays quarterly)	9/18/26	(164,388)	—	(164,388)
COP	10,588,000	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	7.28% (pays quarterly)	9/18/26	(33,783)	—	(33,783)
COP	11,311,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	7.56% (pays quarterly)	9/18/34	200,360	—	200,360
COP	2,864,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	7.63% (pays quarterly)	9/18/34	47,373	—	47,373
COP	13,811,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	7.64% (pays quarterly)	9/18/34	226,286	—	226,286
EUR	2,000	Receives	1-day Euro Short-Term Rate (pays annually)	2.60% (pays annually)	1/24/28	(8,588)	21	(8,567)
EUR	3,629	Pays	6-month EURIBOR (pays semi-annually)	3.03% (pays annually)	10/10/29	118,834	—	118,834
EUR	1,200	Pays	6-month EURIBOR (pays semi-annually)	3.17% (pays annually)	10/17/29	48,198	—	48,198
46
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
EUR	1,781	Pays	6-month EURIBOR (pays semi-annually)	3.01% (pays annually)	10/27/29	$ 58,100	$ —	$ 58,100
EUR	400	Pays	6-month EURIBOR (pays semi-annually)	3.26% (pays annually)	10/17/32	26,813	—	26,813
EUR	800	Pays	6-month EURIBOR (pays semi-annually)	3.31% (pays annually)	10/18/32	57,122	—	57,122
EUR	800	Pays	6-month EURIBOR (pays semi-annually)	3.20% (pays annually)	10/19/32	50,279	—	50,279
GBP	5,154	Pays	1-day Sterling Overnight Index Average (pays annually)	4.56% (pays annually)	10/2/28	106,221	—	106,221
GBP	3,359	Pays	1-day Sterling Overnight Index Average (pays annually)	3.61% (pays annually)	12/20/28	(136,393)	—	(136,393)
GBP	3,359	Pays	1-day Sterling Overnight Index Average (pays annually)	3.64% (pays annually)	12/20/28	(130,422)	—	(130,422)
GBP	3,359	Pays	1-day Sterling Overnight Index Average (pays annually)	3.69% (pays annually)	12/20/28	(120,338)	—	(120,338)
GBP	3,422	Pays	1-day Sterling Overnight Index Average (pays annually)	3.72% (pays annually)	12/20/28	(117,508)	—	(117,508)
GBP	4,702	Pays	1-day Sterling Overnight Index Average (pays annually)	4.27% (pays annually)	12/20/28	(5,619)	—	(5,619)
GBP	4,698	Pays	1-day Sterling Overnight Index Average (pays annually)	4.28% (pays annually)	12/20/28	(2,822)	—	(2,822)
GBP	10,164	Pays	1-day Sterling Overnight Index Average (pays annually)	4.39% (pays annually)	12/20/28	59,057	—	59,057
GBP	5,082	Pays	1-day Sterling Overnight Index Average (pays annually)	4.59% (pays annually)	12/20/28	89,228	—	89,228
GBP	5,472	Pays	1-day Sterling Overnight Index Average (pays annually)	3.73% (pays annually)	3/20/29	(159,506)	—	(159,506)
GBP	5,472	Pays	1-day Sterling Overnight Index Average (pays annually)	3.76% (pays annually)	3/20/29	(151,445)	—	(151,445)
GBP	5,536	Pays	1-day Sterling Overnight Index Average (pays annually)	3.76% (pays annually)	3/20/29	(152,726)	—	(152,726)
GBP	5,472	Pays	1-day Sterling Overnight Index Average (pays annually)	3.77% (pays annually)	3/20/29	(147,576)	—	(147,576)
GBP	5,495	Pays	1-day Sterling Overnight Index Average (pays annually)	3.83% (pays annually)	3/20/29	(128,602)	—	(128,602)
GBP	2,074	Pays	1-day Sterling Overnight Index Average (pays annually)	4.03% (pays annually)	6/20/29	(14,128)	—	(14,128)
47
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
GBP	2,074	Pays	1-day Sterling Overnight Index Average (pays annually)	4.05% (pays annually)	6/20/29	$ (11,406)	$ —	$ (11,406)
GBP	2,153	Pays	1-day Sterling Overnight Index Average (pays annually)	4.13% (pays annually)	6/20/29	(2,564)	—	(2,564)
GBP	2,100	Pays	1-day Sterling Overnight Index Average (pays annually)	4.14% (pays annually)	6/20/29	(451)	—	(451)
GBP	2,393	Pays	1-day Sterling Overnight Index Average (pays annually)	3.78% (pays annually)	12/18/29	(31,923)	—	(31,923)
GBP	2,397	Pays	1-day Sterling Overnight Index Average (pays annually)	3.81% (pays annually)	12/18/29	(28,640)	—	(28,640)
INR	1,195,000	Pays	1-day INR FBIL MIBOR (pays semi-annually)	5.94% (pays semi-annually)	12/18/29	(202,281)	—	(202,281)
INR	520,000	Pays	1-day INR FBIL MIBOR (pays semi-annually)	5.94% (pays semi-annually)	12/18/29	(87,507)	—	(87,507)
INR	522,000	Pays	1-day INR FBIL MIBOR (pays semi-annually)	5.95% (pays semi-annually)	12/18/29	(87,147)	—	(87,147)
INR	405,070	Pays	1-day INR FBIL MIBOR (pays semi-annually)	5.95% (pays semi-annually)	12/18/29	(67,005)	—	(67,005)
KRW	13,156,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.02% (pays quarterly)	9/18/34	12,047	—	12,047
KRW	12,669,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.03% (pays quarterly)	9/18/34	19,810	—	19,810
MXN	1,271,820	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	10.39% (pays monthly)	8/5/25	45,180	—	45,180
MXN	821,320	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	10.39% (pays monthly)	8/5/25	30,003	—	30,003
MXN	1,152,350	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	9.98% (pays monthly)	9/11/25	(148,475)	—	(148,475)
MXN	496,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	9.56% (pays monthly)	10/16/26	(134,410)	—	(134,410)
MXN	255,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	9.57% (pays monthly)	10/16/26	(65,584)	—	(65,584)
MXN	509,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	9.54% (pays monthly)	10/19/26	(142,042)	—	(142,042)
MXN	451,700	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	9.57% (pays monthly)	10/19/26	(113,600)	—	(113,600)
NZD	17,020	Pays	3-month NZD Bank Bill (pays quarterly)	3.51% (pays semi-annually)	9/18/29	(140,054)	—	(140,054)
NZD	13,000	Pays	3-month NZD Bank Bill (pays quarterly)	3.54% (pays semi-annually)	9/18/29	(96,311)	—	(96,311)
48
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
NZD	17,000	Pays	3-month NZD Bank Bill (pays quarterly)	3.54% (pays semi-annually)	9/18/29	$ (124,550)	$ —	$ (124,550)
NZD	15,000	Pays	3-month NZD Bank Bill (pays quarterly)	3.55% (pays semi-annually)	9/18/29	(107,026)	—	(107,026)
NZD	19,290	Pays	3-month NZD Bank Bill (pays quarterly)	3.70% (pays semi-annually)	9/18/29	(57,832)	—	(57,832)
NZD	11,010	Pays	3-month NZD Bank Bill (pays quarterly)	3.81% (pays semi-annually)	9/18/29	1,010	—	1,010
NZD	16,000	Pays	3-month NZD Bank Bill (pays quarterly)	3.82% (pays semi-annually)	9/18/29	3,217	—	3,217
NZD	18,000	Pays	3-month NZD Bank Bill (pays quarterly)	3.85% (pays semi-annually)	9/18/29	19,369	—	19,369
NZD	6,235	Receives	3-month NZD Bank Bill (pays quarterly)	4.08% (pays semi-annually)	5/15/34	19,485	—	19,485
NZD	8,389	Receives	3-month NZD Bank Bill (pays quarterly)	4.10% (pays semi-annually)	5/15/34	17,414	—	17,414
NZD	7,360	Receives	3-month NZD Bank Bill (pays quarterly)	4.16% (pays semi-annually)	5/15/34	(4,960)	—	(4,960)
NZD	4,059	Receives	3-month NZD Bank Bill (pays quarterly)	4.16% (pays semi-annually)	5/15/34	(3,703)	—	(3,703)
TWD	108,000	Receives	3-month TWD TAIBOR (pays quarterly)	1.26% (pays quarterly)	3/20/29	96,548	—	96,548
TWD	143,600	Receives	3-month TWD TAIBOR (pays quarterly)	1.27% (pays quarterly)	3/20/29	125,393	—	125,393
TWD	145,900	Receives	3-month TWD TAIBOR (pays quarterly)	1.32% (pays quarterly)	3/20/29	117,309	—	117,309
TWD	343,900	Receives	3-month TWD TAIBOR (pays quarterly)	1.33% (pays quarterly)	3/20/29	270,563	—	270,563
TWD	118,000	Receives	3-month TWD TAIBOR (pays quarterly)	1.35% (pays quarterly)	3/20/29	89,979	—	89,979
TWD	473,400	Receives	3-month TWD TAIBOR (pays quarterly)	1.36% (pays quarterly)	3/20/29	354,436	—	354,436
TWD	143,600	Receives	3-month TWD TAIBOR (pays quarterly)	1.37% (pays quarterly)	3/20/29	105,527	—	105,527
TWD	143,600	Receives	3-month TWD TAIBOR (pays quarterly)	1.38% (pays quarterly)	3/20/29	104,534	—	104,534
TWD	566,200	Receives	3-month TWD TAIBOR (pays quarterly)	1.64% (pays quarterly)	6/19/29	227,387	—	227,387
TWD	229,200	Receives	3-month TWD TAIBOR (pays quarterly)	1.95% (pays quarterly)	6/19/29	(14,091)	—	(14,091)
TWD	413,000	Receives	3-month TWD TAIBOR (pays quarterly)	1.90% (pays quarterly)	9/18/29	17,205	—	17,205
TWD	427,000	Receives	3-month TWD TAIBOR (pays quarterly)	1.90% (pays quarterly)	9/18/29	12,878	—	12,878
TWD	200,691	Receives	3-month TWD TAIBOR (pays quarterly)	1.62% (pays quarterly)	12/18/29	101,797	—	101,797
TWD	217,718	Receives	3-month TWD TAIBOR (pays quarterly)	1.62% (pays quarterly)	12/18/29	110,100	—	110,100
TWD	200,691	Receives	3-month TWD TAIBOR (pays quarterly)	1.63% (pays quarterly)	12/18/29	98,729	—	98,729
49
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
USD	7,000	Receives	SOFR (pays annually)	3.35% (pays annually)	9/18/29	$ 150,523	$ —	$ 150,523
USD	12,190	Receives	SOFR (pays annually)	3.35% (pays annually)	9/18/29	258,797	—	258,797
USD	9,000	Receives	SOFR (pays annually)	3.36% (pays annually)	9/18/29	189,844	—	189,844
USD	10,000	Receives	SOFR (pays annually)	3.36% (pays annually)	9/18/29	209,846	—	209,846
USD	11,310	Receives	SOFR (pays annually)	3.38% (pays annually)	9/18/29	228,435	—	228,435
USD	10,000	Receives	SOFR (pays annually)	3.40% (pays annually)	9/18/29	191,832	—	191,832
USD	6,390	Receives	SOFR (pays annually)	3.42% (pays annually)	9/18/29	117,349	—	117,349
USD	10,000	Receives	SOFR (pays annually)	3.42% (pays annually)	9/18/29	182,962	—	182,962
Total						$1,166,456	$21	$1,166,477
Interest Rate Swaps (OTC)
Counterparty	Notional Amount (000's omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)
Citibank, N.A.	MYR	64,000	Receives	3-month MYR KLIBOR (pays quarterly)	3.62% (pays quarterly)	3/20/29	$ (44,664)
JPMorgan Chase Bank, N.A.	MYR	37,100	Receives	3-month MYR KLIBOR (pays quarterly)	3.63% (pays quarterly)	3/20/29	(29,829)
JPMorgan Chase Bank, N.A.	MYR	39,000	Receives	3-month MYR KLIBOR (pays quarterly)	3.63% (pays quarterly)	3/20/29	(30,980)
Nomura International PLC	MYR	78,000	Receives	3-month MYR KLIBOR (pays quarterly)	3.60% (pays quarterly)	3/20/29	(39,384)
Standard Chartered Bank	MYR	39,000	Receives	3-month MYR KLIBOR (pays quarterly)	3.62% (pays quarterly)	3/20/29	(27,217)
Total							$(172,074)
Credit Default Swaps - Buy Protection (Centrally Cleared)
Reference Entity	Notional Amount (000's omitted)	Contract Annual Fixed Rate*	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
Austria	$4,140	1.00% (pays quarterly)(1)	12/20/29	$ (172,788)	$ 165,335	$ (7,453)
Export-Import Bank of India	19,000	1.00% (pays quarterly)(1)	12/20/29	(456,628)	398,815	(57,813)
50
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Credit Default Swaps - Buy Protection (Centrally Cleared) (continued)
Reference Entity	Notional Amount (000's omitted)	Contract Annual Fixed Rate*	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
Finland	$4,420	0.25% (pays quarterly)(1)	12/20/29	$ (16,483)	$ 7,425	$ (9,058)
Germany	17,910	0.25% (pays quarterly)(1)	12/20/29	(130,858)	123,464	(7,394)
Hungary	4,410	1.00% (pays quarterly)(1)	12/20/29	37,977	(58,401)	(20,424)
Malaysia	111,910	1.00% (pays quarterly)(1)	12/20/29	(3,173,365)	3,130,499	(42,866)
Poland	19,300	1.00% (pays quarterly)(1)	6/20/29	(322,714)	205,965	(116,749)
Poland	7,920	1.00% (pays quarterly)(1)	12/20/29	(126,988)	99,529	(27,459)
Qatar	5,300	1.00% (pays quarterly)(1)	12/20/29	(148,184)	142,097	(6,087)
Romania	3,920	1.00% (pays quarterly)(1)	12/20/29	74,946	(101,071)	(26,125)
Saudi Arabia	24,613	1.00% (pays quarterly)(1)	12/20/29	(456,865)	458,524	1,659
South Africa	150,650	1.00% (pays quarterly)(1)	12/20/29	5,906,397	(6,441,315)	(534,918)
South Africa	9,666	1.00% (pays quarterly)(1)	6/20/31	707,133	(977,746)	(270,613)
Sweden	8,470	0.25% (pays quarterly)(1)	12/20/29	(65,913)	46,216	(19,697)
Turkey	43,550	1.00% (pays quarterly)(1)	12/20/29	3,087,212	(3,380,361)	(293,149)
United Kingdom	17,630	1.00% (pays quarterly)(1)	12/20/29	(673,497)	641,934	(31,563)
Total				$4,069,382	$(5,539,091)	$(1,469,709)
Credit Default Swaps - Sell Protection (OTC)
Reference Entity	Counterparty	Notional Amount** (000's omitted)	Contract Annual Fixed Rate*	Current Market Annual Fixed Rate***	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
Panama	Bank of America, N.A.	$ 2,208	1.00% (pays quarterly)(1)	1.74%	12/20/29	$ (70,967)	$ 80,872	$ 9,905
Panama	Citibank, N.A.	6,621	1.00% (pays quarterly)(1)	1.74	12/20/29	(212,622)	190,053	(22,569)
Panama	Goldman Sachs International	6,600	1.00% (pays quarterly)(1)	1.74	12/20/29	(211,948)	216,445	4,497
Panama	Goldman Sachs International	6,620	1.00% (pays quarterly)(1)	1.74	12/20/29	(212,590)	200,078	(12,512)
Panama	Goldman Sachs International	11,040	1.00% (pays quarterly)(1)	1.74	12/20/29	(378,819)	391,698	12,879
Petroleos Mexicanos	Bank of America, N.A.	18,707	1.00% (pays quarterly)(1)	1.48	3/20/25	(12,244)	118,847	106,603
51
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Credit Default Swaps - Sell Protection (OTC) (continued)
Reference Entity	Counterparty	Notional Amount** (000's omitted)	Contract Annual Fixed Rate*	Current Market Annual Fixed Rate***	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
Petroleos Mexicanos	Citibank, N.A.	$ 3,085	1.00% (pays quarterly)(1)	1.48%	12/20/24	$ 1,568	$ 2,503	$ 4,071
Petroleos Mexicanos	Deutsche Bank AG	25,105	4.00% (pays monthly)	2.44	7/6/26	305,014	—	305,014
Vietnam	Bank of America, N.A.	1,000	1.00% (pays quarterly)(1)	1.00	12/20/29	1,215	(2,752)	(1,537)
Vietnam	BNP Paribas	2,000	1.00% (pays quarterly)(1)	1.00	12/20/29	2,431	(5,503)	(3,072)
Vietnam	Goldman Sachs International	5,600	1.00% (pays quarterly)(1)	1.00	12/20/29	6,806	(15,409)	(8,603)
Total		$88,586				$(782,156)	$1,176,832	$394,676
Credit Default Swaps - Buy Protection (OTC)
Reference Entity	Counterparty	Notional Amount (000's omitted)	Contract Annual Fixed Rate*	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
Czech Republic	JPMorgan Chase Bank, N.A.	$ 3,580	1.00% (pays quarterly)(1)	12/20/29	$(119,968)	$ 117,586	$ (2,382)
Dubai	Barclays Bank PLC	3,357	1.00% (pays quarterly)(1)	12/20/24	(7,651)	(1,497)	(9,148)
Dubai	Barclays Bank PLC	5,058	1.00% (pays quarterly)(1)	12/20/24	(11,527)	(2,257)	(13,784)
Saudi Arabia	Barclays Bank PLC	14,533	1.00% (pays quarterly)(1)	6/20/31	(223,853)	(177,597)	(401,450)
Saudi Arabia	Barclays Bank PLC	28,800	1.00% (pays quarterly)(1)	12/20/34	(123,927)	118,039	(5,888)
Total					$(486,926)	$54,274	$(432,652)
*	The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) on the notional amount of the credit default swap contract.
**	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2024, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $88,586,000.
***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.
(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.
52
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Total Return Swaps (OTC)
Counterparty	Notional Amount (000's omitted)		Portfolio Receives	Portfolio Pays	Termination Date	Value/Unrealized Appreciation (Depreciation)
BNP Paribas	USD	74,500	Excess Return on Bloomberg Commodity 3 Month Forward Index (pays upon termination)	Excess Return on Bloomberg Commodity Index + 0.12% (pays upon termination)	2/26/25	$ 42,480
Citibank, N.A.	USD	16,415	Excess Return on Bloomberg Commodity 3 Month Forward Index (pays upon termination)	Excess Return on Bloomberg Commodity Index + 0.12% (pays upon termination)	2/18/25	10,430
Citibank, N.A.	USD	8,600	Excess Return on Citi Commodities F6 vs F0 Carry Index (pays upon termination)	Excess Return on Citi Commodities Index + 0.20% (pays upon termination)	2/14/25	14,927
JPMorgan Chase Bank, N.A.	USD	6,500	Excess Return on USD - SOFR Compunded Index minus 0.50% plus Negative Return on J.P.Morgan EMBI Global Diversified Index (pays upon termination)	Positive Return on J.P. Morgan EMBI Global Diversified Index (pays upon termination)	12/9/24	131,664
						$199,501
Abbreviations:
ADR	– American Depositary Receipt
CMT	– Constant Maturity Treasury
COF	– Cost of Funds 11th District
CPI-U (NSA)	– Consumer Price Index All Urban Non-Seasonally Adjusted
EURIBOR	– Euro Interbank Offered Rate
FBIL	– Financial Benchmarks India Ltd.
GDP	– Gross Domestic Product
HICP	– Harmonised Indices of Consumer Prices

KLIBOR	– Kuala Lumpur Interbank Offered Rate
MIBOR	– Mumbai Interbank Offered Rate
OTC	– Over-the-counter
PIK	– Payment In Kind
SAIBOR	– Saudi Arabian Interbank Offered Rate
SOFR	– Secured Overnight Financing Rate
TAIBOR	– Taipei Interbank Offered Rate
TLREF	– Turkish Lira Overnight Reference Rate

Currency Abbreviations:
ALL	– Albanian Lek
AMD	– Armenian Dram
ARS	– Argentine Peso
AUD	– Australian Dollar
BHD	– Bahraini Dinar
BRL	– Brazilian Real
CAD	– Canadian Dollar
CLP	– Chilean Peso
CNH	– Yuan Renminbi Offshore
COP	– Colombian Peso
CZK	– Czech Koruna
DOP	– Dominican Peso
EGP	– Egyptian Pound
ETB	– Ethiopian Birr
EUR	– Euro
GBP	– British Pound Sterling

GEL	– Georgian Lari
GHS	– Ghanaian Cedi
HKD	– Hong Kong Dollar
IDR	– Indonesian Rupiah
ILS	– Israeli Shekel
INR	– Indian Rupee
ISK	– Icelandic Krona
JPY	– Japanese Yen
KES	– Kenyan Shilling
KRW	– South Korean Won
KZT	– Kazakhstani Tenge
LKR	– Sri Lankan Rupee
MXN	– Mexican Peso
MYR	– Malaysian Ringgit
NGN	– Nigerian Naira
NOK	– Norwegian Krone
53
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

NZD	– New Zealand Dollar
OMR	– Omani Rial
PEN	– Peruvian Sol
PHP	– Philippine Peso
PKR	– Pakistan Rupee
PLN	– Polish Zloty
PYG	– Paraguayan Guarani
RSD	– Serbian Dinar
SAR	– Saudi Riyal
SEK	– Swedish Krona

SGD	– Singapore Dollar
THB	– Thai Baht
TRY	– Turkish Lira
TWD	– New Taiwan Dollar
USD	– United States Dollar
UYU	– Uruguayan Peso
UZS	– Uzbekistani Som
VND	– Viet Nam Dong
ZAR	– South African Rand

54
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2024
Consolidated Statement of Assets and Liabilities

October 31, 2024
Assets
Unaffiliated investments, at value (identified cost $1,603,515,144)	$1,584,035,713
Affiliated investments, at value (identified cost $128,853,494)	128,853,494
Deposits for derivatives collateral:
Centrally cleared derivatives	42,016,498
OTC derivatives	2,431,000
Cash collateral for securities sold short	166,238,757
Foreign currency, at value (identified cost $25,675,491)	25,635,677
Interest and dividends receivable	20,926,997
Dividends receivable from affiliated investments	401,870
Receivable for investments sold	25,312,486
Receivable for variation margin on open futures contracts	277,863
Receivable for open forward foreign currency exchange contracts	19,749,667
Receivable for open swap contracts	642,470
Upfront payments on open OTC swap contracts	205,015
Receivable for closed swap contracts	398,262
Tax reclaims receivable	1,005
Trustees' deferred compensation plan	291,615
Total assets	$2,017,418,389
Liabilities
Cash collateral due to brokers	$2,431,000
Payable for reverse repurchase agreements, including accrued interest of $14,990	13,782,333
Written options outstanding, at value (premiums received $77,130)	81,190
Payable for investments purchased	9,803,656
Payable for securities sold short, at value (proceeds $193,833,660)	194,613,884
Payable for variation margin on open centrally cleared derivatives	654,536
Payable for open forward foreign currency exchange contracts	17,285,961
Payable for open swap contracts	653,019
Upfront receipts on open OTC swap contracts	1,436,121
Due to custodian	2,544,268
Payable to affiliates:
Investment adviser fee	872,017
Trustees' fees	9,045
Trustees' deferred compensation plan	291,615
Interest payable on securities sold short	1,299,526
Accrued foreign capital gains taxes	9,574
Accrued expenses and other liabilities	1,075,162
Total liabilities	$246,842,907
Net Assets applicable to investors' interest in Portfolio	$1,770,575,482
55
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2024
Consolidated Statement of Operations

Year Ended
October 31, 2024
Investment Income
Dividend income (net of foreign taxes withheld of $261,383)	$3,289,376
Dividend income from affiliated investments	7,076,568
Interest income (net of foreign taxes withheld of $1,190,792)	126,920,437
Other income	925,252
Total investment income	$138,211,633
Expenses
Investment adviser fee	$10,004,746
Trustees’ fees and expenses	105,169
Custodian fee	1,323,564
Legal and accounting services	170,518
Interest expense and fees	801,300
Interest and dividend expense on securities sold short	6,154,237
Miscellaneous	72,788
Total expenses	$18,632,322
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$199,887
Total expense reductions	$199,887
Net expenses	$18,432,435
Net investment income	$119,779,198
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions (net of foreign capital gains taxes of $162,318)	$(9,604,414)
Written options	229,223
Securities sold short	(2,380,519)
Futures contracts	(9,503,565)
Swap contracts	(22,500,761)
Foreign currency transactions	2,163,700
Forward foreign currency exchange contracts	(17,734,848)
Net realized loss	$(59,331,184)
Change in unrealized appreciation (depreciation):
Investments (including net increase in accrued foreign capital gains taxes of $6,527)	$81,021,383
Written options	(62,547)
Securities sold short	(5,913,890)
Futures contracts	(4,683,987)
Swap contracts	486,090
Foreign currency	394,571
Forward foreign currency exchange contracts	9,199,002
Net change in unrealized appreciation (depreciation)	$80,440,622
Net realized and unrealized gain	$21,109,438
Net increase in net assets from operations	$140,888,636
56
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2024
Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
	2024	2023
Increase (Decrease) in Net Assets
From operations:
Net investment income	$119,779,198	$113,439,876
Net realized loss	(59,331,184)	(180,694,373)
Net change in unrealized appreciation (depreciation)	80,440,622	230,134,183
Net increase in net assets from operations	$140,888,636	$162,879,686
Capital transactions:
Contributions	$161,853,240	$98,428,362
Withdrawals	(324,302,845)	(324,965,141)
Net decrease in net assets from capital transactions	$(162,449,605)	$(226,536,779)
Net decrease in net assets	$(21,560,969)	$(63,657,093)
Net Assets
At beginning of year	$1,792,136,451	$1,855,793,544
At end of year	$1,770,575,482	$1,792,136,451
57
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2024
Consolidated Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2024	2023	2022	2021	2020
Ratios (as a percentage of average daily net assets):(1)
Total expenses(2)	1.10%	1.02%	0.73%	0.70%	0.66%
Net expenses(2)	1.09%(3)	1.01%(3)	0.73%(3)	0.70%	0.66%
Net investment income	7.07%	6.26%	5.49%	4.60%	4.53%
Portfolio Turnover	156%	96%	81%	88%	81%
Total Return	8.70%	9.29%	(3.93)%	4.52%	4.03%
Net assets, end of year (000’s omitted)	$1,770,575	$1,792,136	$1,855,794	$2,563,864	$3,165,729
(1)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
(2)	Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.41%, 0.37%, 0.08%, 0.06% and 0.01% of average daily net assets for the years ended October 31, 2024, 2023, 2022, 2021 and 2020, respectively.
(3)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to 0.01%, 0.01% and less than 0.01% of average daily net assets for the years ended October 31, 2024, 2023 and 2022, respectively).
58
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2024
Notes to Consolidated Financial Statements

1  Significant Accounting Policies
Global Macro Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2024, Eaton Vance Global Macro Absolute Return Fund held an interest of approximately 100% in the Portfolio.
The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance GMP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2024 were $12,067,884 or 0.7% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.
The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Senior Floating-Rate Loans. Interests in senior floating-rate loans are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service.
Equity Securities. Equity securities (common stocks and exchange-traded funds) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.
Derivatives. U.S. exchange-traded options are valued at the mean between the bid and ask prices at valuation time as reported by the Options Price Reporting Authority. Non-U.S. exchange-traded options and over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. In the case of total return swaps, pricing service valuations are based on the value of the underlying index or instrument and reference interest rate. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service.
Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.
59

Global Macro Portfolio
October 31, 2024
Notes to Consolidated Financial Statements — continued

Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Portfolio’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries (the “EU reclaims”). These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, the EU reclaims are recorded as income only when the likelihood of their receipt becomes certain.
D  Federal and Other Taxes—The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.
In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.
The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.
As of October 31, 2024, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
F  Unfunded Loan Commitments—The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower's discretion. These commitments, if any, are disclosed in the accompanying Consolidated Portfolio of Investments.
60

Global Macro Portfolio
October 31, 2024
Notes to Consolidated Financial Statements — continued

G  Use of Estimates—The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
H  Indemnifications—Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.
I  Financial and Commodities Futures Contracts—Upon entering into a financial or commodities futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, index or commodity, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.
J   Forward Foreign Currency Exchange Contracts—The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Portfolio and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.
K  Purchased Options—Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. An option on a futures contract gives the holder the right to enter into a specified futures contract. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.
L  Written Options—Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the exercise price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the exercise price of the option (in the case of a call) at contract termination. The Portfolio, as a writer of an option, may have no control over whether the underlying instrument may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the instrument underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.
M  Interest Rate Swaps—Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared. Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, if any (which are amortized over the life of the swap contract), are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of
61

Global Macro Portfolio
October 31, 2024
Notes to Consolidated Financial Statements — continued

the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.
N  Inflation Swaps—Pursuant to inflation swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark index in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) in exchange for floating-rate payments based on the return of a benchmark index. By design, the benchmark index is an inflation index, such as the Consumer Price Index. The accounting policy for payments received or made and changes in the underlying value of the inflation swap are the same as for interest rate swaps as described above. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark index. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from the unanticipated movements in value of interest rates or the index.
O  Cross-Currency Swaps—Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.
P  Credit Default Swaps—When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 6 and 10. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
Q  Total Return Swaps—In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.
R  Swaptions—A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Portfolio purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked-to-market to reflect the current value of the swaption. A written swaption gives the Portfolio the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Portfolio writes a swaption, the premium received by the Portfolio is recorded as a liability and subsequently marked-to-market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Portfolio’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract. Purchased swaptions traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.
62

Global Macro Portfolio
October 31, 2024
Notes to Consolidated Financial Statements — continued

S  Repurchase Agreements—A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked-to-market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.
T  Reverse Repurchase Agreements—Under a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio security to another party, such as a bank or broker/dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the security at an agreed upon time and price, which reflects an interest payment. In periods of increased demand for a security, the Portfolio may receive a payment from the counterparty for the use of the security, which is recorded as interest income. Because the Portfolio retains effective control over the transferred security, the transaction is accounted for as a secured borrowing. The Portfolio may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds (and the counterparty making a loan), they constitute a form of leverage. The Portfolio segregates cash or liquid assets equal to its obligation to repurchase the security. During the term of the agreement, the Portfolio may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. In the event the counterparty to a reverse repurchase agreement becomes insolvent, recovery of the security transferred by the Portfolio may be delayed or the Portfolio may incur a loss equal to the amount by which the value of the security transferred by the Portfolio exceeds the repurchase price payable by the Portfolio.
U  Securities Sold Short—A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest, which accrue during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest and dividends payable on securities sold short are recorded as an expense.
V  Stripped Mortgage-Backed Securities—The Portfolio may invest in Interest Only (IO) and Principal Only (PO) securities, forms of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Portfolio may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.
2  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. The Portfolio and Subsidiary each pay BMR a fee computed at an annual rate as a percentage of its respective average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.615%
$500 million but less than $1 billion	0.595%
$1 billion but less than $1.5 billion	0.575%
$1.5 billion but less than $2 billion	0.555%
$2 billion but less than $3 billion	0.520%
$3 billion but less than $5 billion	0.490%
$5 billion but less than $10 billion	0.475%
$10 billion and over	0.465%
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BMR contractually agreed to reduce its investment advisory fee rate on average daily net assets of $5 billion and over from 0.490% to the rates as stated above. This contractual reduction cannot be terminated or reduced without Trustee and shareholder approval. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. For the year ended October 31, 2024, the Portfolio’s investment adviser fee amounted to $10,004,746 or 0.59% of the Portfolio’s consolidated average daily net assets.
The Portfolio may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Portfolio is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Fund. For the year ended October 31, 2024, the investment adviser fee paid was reduced by $199,887 relating to the Portfolio’s investment in the Liquidity Fund.
Pursuant to an investment sub-advisory agreement, BMR has delegated a portion of the investment management of the Portfolio to Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of BMR and an indirect, wholly-owned subsidiary of Morgan Stanley. BMR pays EVAIL a portion of its investment adviser fee for sub-advisory services provided to the Portfolio.
Trustees and officers of the Portfolio who are members of BMR’s organization receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Portfolio are officers of the above organization.
3  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and securities sold short, for the year ended October 31, 2024 were as follows:
	Purchases	Sales
Investments (non-U.S. Government)	$1,631,596,894	$1,495,866,472
U.S. Government and Agency Securities	98,254,061	155,780,957
	$1,729,850,955	$1,651,647,429
4  Federal Income Tax Basis of Investments
The cost and unrealized appreciation (depreciation) of investments of the Portfolio, including open derivative contracts, reverse repurchase agreements and  the Portfolio's investment in the Subsidiary at October 31, 2024, as determined on a federal income tax basis, were as follows:
Aggregate cost	$1,896,752,850
Gross unrealized appreciation	$56,959,380
Gross unrealized depreciation	(237,807,832)
Net unrealized depreciation	$(180,848,452)
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5  Restricted Securities
At October 31, 2024, the Portfolio owned the following securities (representing 0.8% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees’ valuation designee.
Description	Date(s) of Acquisition	Shares	Cost	Value
Insurance Linked Securities
Mt. Logan Re Ltd., Series A-1	12/30/20	4,400	$ 4,400,000	$ 7,647,627
PartnerRe ILS Fund SAC Ltd.	1/2/24	5,700,000	5,700,000	6,427,890
Total Restricted Securities			$10,100,000	$14,075,517
6  Financial Instruments
The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, swaptions, forward foreign currency exchange contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2024 is included in the Consolidated Portfolio of Investments. At October 31, 2024, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.
In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:
Commodity Risk: The Portfolio invests in commodities-linked derivative instruments, including commodity futures contracts and options thereon and total return swap contracts based on commodity indices, that provide exposure to the investment returns of certain commodities. Commodities-linked derivative instruments are used to enhance total return and/or as a substitute for the purchase or sale of commodities and to manage certain investment risks.
Credit Risk: The Portfolio enters into credit default swap contracts to manage certain investment risks and/or to enhance total return or as a substitute for the purchase or sale of securities.
Equity Price Risk: During the year ended October 31, 2024, the Portfolio entered into equity index futures contracts and total return swaps to enhance total return and/or to manage certain investment risks.
Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts, currency options and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.
Interest Rate Risk: During the year ended October 31, 2024, the Portfolio utilized various interest rate derivatives including interest rate futures contracts, interest rate swaps and swaptions, inflation swaps, total return swaps and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in interest rates and/or to change the effective duration of its portfolio.
The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2024, the fair value of derivatives with credit-related contingent features in a net liability position was $19,125,341. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $4,389,096 at October 31, 2024.
The OTC derivatives in which the Portfolio invests (except for written options as the Portfolio, not the counterparty, is obligated to perform) are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio (and Subsidiary) has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio (and Subsidiary) may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or
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Notes to Consolidated Financial Statements — continued

insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.
The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio (and Subsidiary) and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Consolidated Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Consolidated Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2024 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 10) at October 31, 2024. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered portfolio may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered portfolio.
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The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2024 was as follows:
	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate	Total
Unaffiliated investments, at value	$1,196,600	$ —	$ —	$391,401	$31	$1,588,032
Not applicable	—	9,813,665*	948,221*	13,076,860*	9,904,962*	33,743,708
Receivable for open forward foreign currency exchange contracts	—	—	—	19,749,667	—	19,749,667
Receivable/Payable for open swap contracts; Upfront payments/receipts on open OTC swap contracts	67,837	317,034	—	—	131,664	516,535
Total Asset Derivatives	$1,264,437	$10,130,699	$948,221	$33,217,928	$10,036,657	$55,597,942
Derivatives not subject to master netting or similar agreements	$1,196,600	$9,813,665	$948,221	$13,076,860	$9,904,962	$34,940,308
Total Asset Derivatives subject to master netting or similar agreements	$67,837	$317,034	$ —	$20,141,068	$131,695	$20,657,634
Written options outstanding, at value	$ —	$ —	$ —	$(81,190)	$ —	$(81,190)
Not applicable	(146,543)*	(5,744,283)*	(319,379)*	(5,897,147)*	(9,951,963)*	(22,059,315)
Payable for open forward foreign currency exchange contracts	—	—	—	(17,285,961)	—	(17,285,961)
Payable/Receivable for open swap contracts; Upfront payments/receipts on open OTC swap contracts	—	(1,586,116)	—	—	(172,074)	(1,758,190)
Total Liability Derivatives	$(146,543)	$(7,330,399)	$(319,379)	$(23,264,298)	$(10,124,037)	$(41,184,656)
Derivatives not subject to master netting or similar agreements	$(146,543)	$(5,744,283)	$(319,379)	$(5,897,147)	$(9,951,963)	$(22,059,315)
Total Liability Derivatives subject to master netting or similar agreements	$ —	$(1,586,116)	$ —	$(17,367,151)	$(172,074)	$(19,125,341)
*	Only the current day’s variation margin on open futures contracts and centrally cleared derivatives is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts and centrally cleared derivatives, as applicable.
The Portfolio's derivative assets and liabilities at fair value by risk, which are reported gross in the Consolidated Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio (and Subsidiary) for such assets and pledged by the Portfolio (and Subsidiary) for such liabilities as of October 31, 2024.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received
Australia and New Zealand Banking Group Limited	$84,622	$ —	$ —	$ —	$84,622	$ —
Bank of America, N.A.	1,366,886	(912,876)	(454,010)	—	—	—
Barclays Bank PLC	378,435	(378,435)	—	—	—	—
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Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received
BNP Paribas	$469,612	$(427,132)	$ —	$ —	$42,480	$ —
Citibank, N.A.	1,518,861	(842,767)	—	(676,094)	—	941,000
Credit Agricole Corporate and Investment Bank	67,959	(31,298)	—	—	36,661	—
Deutsche Bank AG	309,558	(148,238)	—	(130,000)	31,320	130,000
Goldman Sachs International	580,111	(580,111)	—	—	—	—
HSBC Bank USA, N.A.	564,921	(564,921)	—	—	—	—
ICBC Standard Bank plc	457,419	(6,543)	—	(280,000)	170,876	280,000
JPMorgan Chase Bank, N.A.	1,965,164	(972,157)	—	(993,007)	—	1,080,000
Standard Chartered Bank	11,805,371	(8,482,350)	(1,217,425)	—	2,105,596	—
State Street Bank and Trust Company	283,083	(254,908)	—	—	28,175	—
UBS AG	805,632	(673,453)	(132,179)	—	—	—
	$20,657,634	$(14,275,189)	$(1,803,614)	$(2,079,101)	$2,499,730	$2,431,000

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged
Bank of America, N.A.	$(912,876)	$912,876	$ —	$ —	$ —	$ —
Barclays Bank PLC	(859,281)	378,435	291,472	—	(189,374)	—
BNP Paribas	(2,282,370)	427,132	1,677,234	—	(178,004)	—
Citibank, N.A.	(842,767)	842,767	—	—	—	—
Credit Agricole Corporate and Investment Bank	(31,298)	31,298	—	—	—	—
Deutsche Bank AG	(148,238)	148,238	—	—	—	—
Goldman Sachs International	(2,652,371)	580,111	1,887,107	—	(185,153)	—
HSBC Bank USA, N.A.	(954,693)	564,921	389,772	—	—	—
ICBC Standard Bank plc	(6,543)	6,543	—	—	—	—
JPMorgan Chase Bank, N.A.	(972,157)	972,157	—	—	—	—
Nomura International PLC	(39,384)	—	39,384	—	—	—
Societe Generale	(12,652)	—	—	—	(12,652)	—
Standard Chartered Bank	(8,482,350)	8,482,350	—	—	—	—
State Street Bank and Trust Company	(254,908)	254,908	—	—	—	—
UBS AG	(673,453)	673,453	—	—	—	—
	$(19,125,341)	$14,275,189	$4,284,969	$ —	$(565,183)	$ —
Total — Deposits for derivatives collateral — OTC derivatives						$2,431,000
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.
Information with respect to reverse repurchase agreements at October 31, 2024 is included at Note 8.
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The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2024 was as follows:
Consolidated Statement of Operations Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate	Total
Net realized gain (loss):
Investment transactions(1)	$(972,240)	$ —	$ —	$(1,888,076)	$ —	$(2,860,316)
Written options	—	—	—	229,223	—	229,223
Futures contracts	(513,100)	—	(4,376,756)	—	(4,613,709)	(9,503,565)
Swap contracts	1,990,123	(24,324,721)	530,118	—	(696,281)	(22,500,761)
Forward foreign currency exchange contracts	—	—	—	(17,734,848)	—	(17,734,848)
Total	$504,783	$(24,324,721)	$(3,846,638)	$(19,393,701)	$(5,309,990)	$(52,370,267)
Change in unrealized appreciation (depreciation):
Investments(1)	$(523,520)	$ —	$ —	$(175,609)	$(152,366)	$(851,495)
Written options	—	—	—	(62,547)	—	(62,547)
Futures contracts	119,616	—	(273,311)	—	(4,530,292)	(4,683,987)
Swap contracts	47,668	(3,403,291)	652,560	—	3,189,153	486,090
Forward foreign currency exchange contracts	—	—	—	9,199,002	—	9,199,002
Total	$(356,236)	$(3,403,291)	$379,249	$8,960,846	$(1,493,505)	$4,087,063
(1)	Relates to purchased options.
The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2024, which are indicative of the volume of these derivative types, were approximately as follows:
Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Purchased Swaptions	Swap Contracts
$50,748,000	$334,139,000	$1,962,048,000	$18,066,000	$2,238,033,000
*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.
The average principal amount of purchased and written currency options contracts outstanding during the year ended October 31, 2024, which are indicative of the volume of these derivative types, were approximately $59,944,000 and $15,172,000, respectively.
The average number of purchased options contracts outstanding during the year ended October 31, 2024, which is indicative of the volume of this derivative type, was 521.
7  Line of Credit
The Portfolio participates with other portfolios and funds managed by BMR and its affiliates in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 21, 2025. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings generally at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2024, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2024.
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8  Reverse Repurchase Agreements
Reverse repurchase agreements outstanding as of October 31, 2024 were as follows:
Counterparty	Trade Date	Maturity Date	Interest Rate Paid (Received)		Principal Amount	Value Including Accrued Interest
JPMorgan Chase Bank, N.A.	10/22/24	On Demand(1)	4.90%	NZD	23,033,866	$13,782,333
Total						$13,782,333
(1)	Open reverse repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.
At October 31, 2024, the type of securities pledged as collateral for all open reverse repurchase agreements was Sovereign Government Bonds.
For the year ended October 31, 2024, the average borrowings under settled reverse repurchase agreements and the average annual interest rate paid were approximately $13,495,000 and 5.61%, respectively. Based on the short-term nature of the borrowings under the reverse repurchase agreements, the carrying value of the payable for reverse repurchase agreements approximated its fair value at October 31, 2024. If measured at fair value, borrowings under the reverse repurchase agreements would have been considered as Level 2 in the fair value hierarchy (see Note 10) at October 31, 2024.
Reverse repurchase agreements entered into by the Portfolio are subject to Master Repurchase Agreements (MRA), which permit the Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio.
The following tables present the Portfolio’s repurchase and reverse repurchase agreements net of amounts available for offset under an MRA and net of the related collateral pledged by the Portfolio as of October 31, 2024.
Counterparty	Repurchase Agreements	Liabilities Available for Offset	Securities Collateral Received(a)	Cash Collateral Received(a)	Net Amount(b)
Bank of America, N.A.	$14,676,198	$ —	$(14,564,691)	$ —	$111,507
Barclays Bank PLC	47,173,835	—	(44,234,293)	—	2,939,542
Nomura International PLC	35,490,973	—	(34,029,337)	—	1,461,636
	$97,341,006	$ —	$(92,828,321)	$ —	$4,512,685
Counterparty	Reverse Repurchase Agreements*	Assets Available for Offset	Securities Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount(c)
JPMorgan Chase Bank, N.A.	$(13,782,333)	$ —	$13,782,333	$ —	$ —
*	Including accrued interest.
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.
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9  Affiliated Investments
At October 31, 2024, the value of the Portfolio's investment in funds that may be deemed to be affiliated was $128,853,494, which represents 7.3% of the Portfolio's net assets. Transactions in such investments by the Portfolio for the year ended October 31, 2024 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$283,898,491	$1,334,470,942	$(1,489,515,939)	$ —	$ —	$128,853,494	$7,076,568	128,853,494
10  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At October 31, 2024, the hierarchy of inputs used in valuing the Portfolio's investments and open derivative instruments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Collateralized Mortgage Obligations	$ —	$ 65,988,347	$ —	$ 65,988,347
Common Stocks	16,129,228	65,915,292*	—	82,044,520
Convertible Bonds	—	65,446	—	65,446
Foreign Corporate Bonds	—	68,927,941	0	68,927,941
Insurance Linked Securities	—	—	20,806,857	20,806,857
Loan Participation Notes	—	—	15,771,698	15,771,698
Rights	—	43,635	—	43,635
Senior Floating-Rate Loans	—	6,544,169	—	6,544,169
Sovereign Government Bonds	—	854,199,762	—	854,199,762
Sovereign Loans	—	58,153,884	—	58,153,884
U.S. Government Agency Mortgage-Backed Securities	—	4,784,828	—	4,784,828
U.S. Government Guaranteed Small Business Administration Loans	—	3,280,162	—	3,280,162
U.S. Treasury Obligations	—	77,264,005	—	77,264,005
Short-Term Investments:
Affiliated Fund	128,853,494	—	—	128,853,494
Repurchase Agreements	—	97,341,006	—	97,341,006
Sovereign Government Securities	—	96,438,033	—	96,438,033
U.S. Treasury Obligations	—	130,793,388	—	130,793,388
Purchased Currency Options	—	391,401	—	391,401
Purchased Interest Rate Swaptions	—	31	—	31
71

Global Macro Portfolio
October 31, 2024
Notes to Consolidated Financial Statements — continued

Asset Description (continued)	Level 1	Level 2	Level 3	Total
Purchased Put Options	$ 1,196,600	$ —	$ —	$ 1,196,600
Total Investments	$146,179,322	$1,530,131,330	$36,578,555	$1,712,889,207
Forward Foreign Currency Exchange Contracts	$ —	$ 32,826,527	$ —	$ 32,826,527
Futures Contracts	2,025,092	632,909	—	2,658,001
Swap Contracts	—	18,525,382	—	18,525,382
Total	$148,204,414	$1,582,116,148	$36,578,555	$1,766,899,117
Liability Description
Securities Sold Short	$(93,378,572)	$ (101,235,312)	$ —	$ (194,613,884)
Written Currency Options	—	(81,190)	—	(81,190)
Forward Foreign Currency Exchange Contracts	—	(23,183,108)	—	(23,183,108)
Futures Contracts	(3,517,953)	—	—	(3,517,953)
Swap Contracts	—	(14,402,405)	—	(14,402,405)
Total	$(96,896,525)	$ (138,902,015)	$ —	$ (235,798,540)
*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
	Common Stocks	Foreign Corporate Bonds	Insurance Linked Securities	Loan Participation Notes	Senior Floating-Rate Loans	Miscellaneous	Total
Balance as of October 31, 2023	$572,723	$0	$15,481,804	$21,688,264	$278,045	$0	$38,020,836
Realized gains (losses)	(273,212)	—	1,470,879	(1,554,468)	(283,405)	263,333	(376,873)
Change in net unrealized appreciation (depreciation)	(299,511)	—	2,972,432	1,269,224	479,191	—	4,421,336
Cost of purchases	—	—	11,400,000	—	—	—	11,400,000
Proceeds from sales, including return of capital	—	—	(10,518,258)	(6,023,615)	(489,492)	(263,333)	(17,294,698)
Accrued discount (premium)	—	—	—	392,293	15,661	—	407,954
Transfers to Level 3	—	—	—	—	—	—	—
Transfers from Level 3	—	—	—	—	—	—	—
Balance as of October 31, 2024	$ —	$0	$20,806,857	$15,771,698	$ —	$ —	$36,578,555
Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2024	$ —	$ —	$4,174,532	$(3,966)	$ —	$ —	$4,170,566
72

Global Macro Portfolio
October 31, 2024
Notes to Consolidated Financial Statements — continued

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 investments held as of October 31, 2024:
Type of Investment	Fair Value as of October 31, 2024	Valuation Technique	Unobservable Input	Range of Unobservable Input	Impact to Valuation from an Increase to Input*
Foreign Corporate Bonds	$0	Estimated Recovery Value	Estimated Recovery Value Percentage	0%	Increase
Insurance Linked Securities***	14,075,517	Adjusted Net Asset Value	Adjustment to Net Asset Value	N/A	Increase
Loan Participation Notes	15,771,698	Matrix Pricing	Adjusted Credit Spread to the Central Bank of Uzbekistan Quoted Policy Rate	5.10% - 6.10%**	Decrease
*	Represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.
**	The weighted average of the unobservable input is 5.72% based on relative principal amounts.
***	The Portfolio’s investments in Reinsurance Side Cars of $6,731,340 were primarily valued on the basis of broker quotations.
11  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country, and by acts of terrorism and war. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
Emerging market securities often involve greater risks than developed market securities. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain economic sectors. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. Governmental actions can have a significant effect on the economic conditions in emerging market countries. It may be more difficult to make a claim or obtain a judgment in the courts of these countries than it is in the United States. The possibility of fraud, negligence, undue influence being exerted by an issuer or refusal to recognize ownership exists in some emerging markets. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. Emerging market securities are also subject to speculative trading, which contributes to their volatility.
Economic data as reported by sovereign entities may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a sovereign entity to restructure defaulted debt may be limited. Therefore, losses on sovereign defaults may far exceed the losses from the default of a similarly rated U.S. debt issuer.
73

Global Macro Portfolio
October 31, 2024
Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Macro Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying consolidated statement of assets and liabilities of Global Macro Portfolio and subsidiary (the “Portfolio”), including the consolidated portfolio of investments, as of October 31, 2024, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2024, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 20, 2024
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
74

Eaton Vance
Global Macro Absolute Return Fund
October 31, 2024
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 6, 2024, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised of all of the Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings held between April and June 2024, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios, and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other funds, collective investment trusts and institutional accounts) with the same or substantially similar investment objective as the fund and with a significant overlap in holdings based on criteria set by the Board, if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used by the adviser to determine the value of fund assets, including, when necessary, the determination of “fair value” by the adviser in its role as each funds’ valuation designee and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other funds and investment accounts, as applicable;
1    Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report. Eaton Vance Management and Boston Management and Research are referred to collectively as the “adviser.”
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Eaton Vance
Global Macro Absolute Return Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The personal trading codes of ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, including descriptions of their various compliance programs and their record of compliance and remediation;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund;
• A description of the adviser’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost, and character of the administrative and other non-investment advisory services provided by the adviser and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule), and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates, and other relevant matters;
• The risks that the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 6, 2024 meeting, the Board and its committees received information from portfolio managers and other investment professionals of the adviser and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Board and its committees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the funds, and received and participated in reports and presentations provided by the adviser and sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular video or telephone conferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Kirkland & Ellis LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Global Macro Absolute Return Fund (the “Fund”) and Eaton Vance Management (“EVM”), as well as the investment advisory agreement between Global Macro Portfolio (the “Portfolio”), the portfolio in which the Fund invests, and Boston Management and Research (“BMR”) (EVM, with respect to the Fund, and BMR, with respect to the Portfolio, are each referred to herein as the “Adviser”), and the sub-advisory agreement between EVM and Eaton Vance Advisers International Ltd. (the “Sub-adviser”), an affiliate of the Advisers, with respect to the Fund, and the sub-advisory agreement between BMR and the Sub-adviser, with respect to
76

Eaton Vance
Global Macro Absolute Return Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

the Portfolio, including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Fund and the Portfolio (together, the “investment advisory agreements”) and the sub-advisory agreements for the Fund and the Portfolio (together, the “sub-advisory agreements”).
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreements and sub-advisory agreements for the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Fund and to the Portfolio by the applicable Adviser and the Sub-adviser, respectively.
The Board considered each Adviser’s and the Sub-adviser’s management capabilities and investment processes in light of the types of investments held by the Fund and the Portfolio, including the education and experience of the investment professionals who provide services to the Fund and the Portfolio, including recent changes to such personnel. The Board considered each Adviser’s expertise with respect to global markets and in-house research capabilities. The Board also considered the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreements and the abilities and experience of the Sub-adviser’s investment professionals in implementing the investment strategies of the Fund and the Portfolio. In particular, the Board considered the expertise of the Sub-adviser’s investment professionals with respect to global markets and in-house research capabilities. The Board considered the international investment capabilities of the Sub-adviser, which is based in London, and the benefits to the Fund and the Portfolio of having portfolio management services involving investments in international securities provided by investment professionals located abroad. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of each Adviser and other factors, including the reputation and resources of each Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund and the Portfolio, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund and the Portfolio, including the provision of administrative services. The Board also considered the business-related and other risks to which each Adviser or its affiliates may be subject in managing the Fund and the Portfolio.
The Board noted that, under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it would receive a fee, or in the Portfolio, for which it receives no separate fee but for which BMR receives an advisory fee from the Portfolio. The Board considered the potential benefits to the Fund of the ability to make direct investments, such as an improved ability to manage the Fund’s general market exposures, either by investing in specific securities or through the use of certain derivatives.
The Board considered the compliance programs of each Adviser and relevant affiliates thereof, including the Sub-adviser. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, compliance with policies and procedures, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered relevant examinations of the Adviser and its affiliates by regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by each Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the applicable investment advisory agreement and the applicable sub-advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2023. In this regard, the Board noted that the performance of the Fund was consistent with the median performance of the Fund’s peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its benchmark index for the three-year period. The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Portfolio and by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2023, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds. The Board noted that the Portfolio has established a wholly-owned subsidiary to accommodate the Portfolio’s commodity-related investments. The subsidiary is managed by BMR pursuant to a separate investment advisory agreement that is subject to annual approval by the Board. The subsidiary’s fee rates are the same as those charged to the Portfolio, and the Portfolio will not pay any additional management fees with respect to its assets invested in the subsidiary.
77

Eaton Vance
Global Macro Absolute Return Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by each Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by each Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by each Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by each Adviser and its affiliates, including the Sub-adviser, are not excessive.
The Board also considered direct or indirect fall-out benefits received by each Adviser and its affiliates, including the Sub-adviser, in connection with their respective relationships with the Fund and the Portfolio, including the benefits of research services that may be available to each Adviser or the Sub-adviser as a result of securities transactions effected for the Fund and the Portfolio and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the applicable Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. To assist in the evaluation of the sharing of any economies of scale, the Board received data showing for recent years, asset levels, Adviser profitability and total expense ratios. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by each Adviser. The Board also concluded that the structure of the advisory fees, which include breakpoints at several asset levels, will allow the Fund and the Portfolio to continue to benefit from any economies of scale in the future.
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EAGMX-NCSR    10.31.24

Eaton Vance
Strategic Income Fund (formerly, Eaton Vance Short Duration Strategic Income Fund)
Annual Financial Statements and
Additional Information
October 31, 2024

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the prospectus and/or statement of additional information, which can be obtained by calling 1-800-262-1122 or from a financial intermediary. Prospective investors should read the prospectus carefully before investing.

Annual Financial Statements and Additional Information October 31, 2024
Eaton Vance
Strategic Income Fund

Eaton Vance
Strategic Income Fund
October 31, 2024
Portfolio of Investments

Investments in Affiliated Portfolios (the Portfolios)
Description	Value	% of Net Assets
Emerging Markets Local Income Portfolio
(identified cost $125,295,339)	$ 129,182,803	1.9%
Global Macro Absolute Return Advantage Portfolio
(identified cost $1,116,302,246)	1,151,170,687	16.7
Global Opportunities Portfolio
(identified cost $4,919,964,378)	4,842,619,308	70.4
High Income Opportunities Portfolio
(identified cost $308,032,374)	311,281,927	4.5
Senior Debt Portfolio
(identified cost $141,561,425)	146,448,900	2.1
Total Investments in Affiliated Portfolios (identified cost $6,611,155,762)	$6,580,703,625	95.6%

Investments in Affiliated Investment Funds
Security	Shares	Value	% of Net Assets
Fixed Income Funds
Eaton Vance Emerging Markets Debt Opportunities Fund, Class R6	38,084,959	$ 299,347,779	4.3%
Total Investments in Affiliated Investment Funds (identified cost $309,529,959)		$ 299,347,779	4.3%
Total Investments (identified cost $6,920,685,721)		$6,880,051,404	99.9%
Other Assets, Less Liabilities		$ 5,328,551	0.1%
Net Assets		$6,885,379,955	100.0%
1
See Notes to Financial Statements.

Eaton Vance
Strategic Income Fund
October 31, 2024
Statement of Assets and Liabilities

October 31, 2024
Assets
Affiliated investments, at value (identified cost, $6,920,685,721)	$6,880,051,404
Cash	745
Receivable for Fund shares sold	20,831,489
Trustees' deferred compensation plan	12,154
Total assets	$6,900,895,792
Liabilities
Payable for Fund shares redeemed	$13,857,323
Payable to affiliates:
Distribution and service fees	317,404
Trustees' fees	42
Trustees' deferred compensation plan	12,154
Payable for transfer and dividend disbursing agent fees	839,079
Accrued expenses	489,835
Total liabilities	$15,515,837
Net Assets	$6,885,379,955
Sources of Net Assets
Paid-in capital	$7,241,755,718
Accumulated loss	(356,375,763)
Net Assets	$6,885,379,955
Class A Shares
Net Assets	$744,264,409
Shares Outstanding	112,890,425
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$6.59
Maximum Offering Price Per Share (100 ÷ 96.75 of net asset value per share)	$6.81
Class C Shares
Net Assets	$191,391,388
Shares Outstanding	30,808,228
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$6.21
Class I Shares
Net Assets	$5,940,720,257
Shares Outstanding	902,427,893
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$6.58
Class R Shares
Net Assets	$9,003,901
Shares Outstanding	1,363,445
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$6.60
On sales of $100,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
2
See Notes to Financial Statements.

Eaton Vance
Strategic Income Fund
October 31, 2024
Statement of Operations

Year Ended
October 31, 2024
Investment Income
Dividends allocated from Portfolios (net of foreign taxes withheld of $269,397)	$7,902,475
Dividend income from Affiliated Investment Funds	19,113,692
Interest income	400
Interest income allocated from Portfolios (net of foreign taxes withheld of $1,789,547)	366,573,484
Other income allocated from Portfolios	1,307,628
Expenses, excluding interest and dividend expense and fees, allocated from Portfolios	(33,581,681)
Interest and dividend expense and fees allocated from Portfolios	(23,063,759)
Total investment income	$338,252,239
Expenses
Distribution and service fees:
Class A	$1,727,714
Class C	1,372,375
Class R	20,308
Trustees’ fees and expenses	500
Custodian fee	69,004
Transfer and dividend disbursing agent fees	3,323,125
Legal and accounting services	196,074
Printing and postage	1,470,007
Registration fees	429,660
Miscellaneous	49,892
Total expenses	$8,658,659
Net investment income	$329,593,580
Realized and Unrealized Gain (Loss)
Net realized gain (loss) allocated from Portfolios:
Investment transactions (net of foreign capital gains taxes of $347,486)	$(16,028,447)
Written options	2,651,955
Securities sold short	(4,434,898)
Futures contracts	(31,070,116)
Swap contracts	(20,916,338)
Foreign currency transactions	6,102,610
Forward foreign currency exchange contracts	(24,484,099)
Non-deliverable bond forward contracts	1,329,848
Net realized loss	$(86,849,485)
Change in unrealized appreciation (depreciation):
Investments — Affiliated Investment Funds	$13,986,573
Change in unrealized appreciation (depreciation) allocated from Portfolios:
Investments (including net decrease in accrued foreign capital gains taxes of $358)	279,122,910
Written swaptions	(58,650)
Securities sold short	(3,960,666)
TBA sale commitments	(278,984)
Futures contracts	(48,950,983)
Swap contracts	25,171,504
Foreign currency	2,435,465
Forward foreign currency exchange contracts	10,315,036
Non-deliverable bond forward contracts	(60,789)
Net change in unrealized appreciation (depreciation)	$277,721,416
Net realized and unrealized gain	$190,871,931
Net increase in net assets from operations	$520,465,511
3
See Notes to Financial Statements.

Eaton Vance
Strategic Income Fund
October 31, 2024
Statements of Changes in Net Assets

	Year Ended October 31,
	2024	2023
Increase (Decrease) in Net Assets
From operations:
Net investment income	$329,593,580	$209,838,123
Net realized loss	(86,849,485)	(120,041,027)
Net change in unrealized appreciation (depreciation)	277,721,416	69,863,846
Net increase in net assets from operations	$520,465,511	$159,660,942
Distributions to shareholders:
Class A	$(43,302,340)	$(37,528,959)
Class C	(7,753,332)	(6,105,135)
Class I	(290,631,378)	(166,471,817)
Class R	(254,959)	(134,084)
Total distributions to shareholders	$(341,942,009)	$(210,239,995)
Tax return of capital to shareholders:
Class A	$(5,023,229)	$(8,294,327)
Class C	(933,232)	(1,313,902)
Class I	(35,320,855)	(37,731,239)
Class R	(31,861)	(29,370)
Total tax return of capital to shareholders	$(41,309,177)	$(47,368,838)
Transactions in shares of beneficial interest:
Class A	$69,856,855	$47,659,414
Class C	79,303,355	(15,813,159)
Class I	2,515,107,470	1,106,958,884
Class R	6,285,279	486,216
Net increase in net assets from Fund share transactions	$2,670,552,959	$1,139,291,355
Net increase in net assets	$2,807,767,284	$1,041,343,464
Net Assets
At beginning of year	$4,077,612,671	$3,036,269,207
At end of year	$6,885,379,955	$4,077,612,671
4
See Notes to Financial Statements.

Eaton Vance
Strategic Income Fund
October 31, 2024
Financial Highlights

	Class A
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$6.35	$6.48	$7.18	$7.18	$7.21
Income (Loss) From Operations
Net investment income(1)	$0.40	$0.38	$0.30	$0.30	$0.23
Net realized and unrealized gain (loss)	0.30	(0.05)	(0.66)	0.01(2)	0.23
Total income (loss) from operations	$0.70	$0.33	$(0.36)	$0.31	$0.46
Less Distributions
From net investment income	$(0.41)	$(0.38)	$(0.32)	$(0.28)	$(0.49)
From net realized gain	—	—	(0.00)(3)	(0.00)(3)	—
Tax return of capital	(0.05)	(0.08)	(0.02)	(0.03)	—
Total distributions	$(0.46)	$(0.46)	$(0.34)	$(0.31)	$(0.49)
Net asset value — End of year	$6.59	$6.35	$6.48	$7.18	$7.18
Total Return(4)	11.26%	5.11%	(4.99)%	4.01%	6.83%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$744,264	$650,558	$617,011	$697,690	$545,014
Ratios (as a percentage of average daily net assets):(5)(6)
Total expenses(7)	1.43%	1.22%	1.07%	1.08%	1.11%
Net expenses(7)	1.43%(8)	1.20%(8)	1.07%(8)	1.08%	1.11%
Net investment income	6.03%	5.74%	4.40%	4.08%	3.30%
Portfolio Turnover of the Fund(9)	12%	14%	22%	14%	18%
(1)	Computed using average shares outstanding.
(2)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of Fund share transactions and the amount of the per share realized and unrealized gains and losses at such time.
(3)	Amount is less than $(0.005).
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Includes the Fund’s share of the Portfolios' allocated expenses.
(7)	Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.44%, 0.20%, 0.06%, 0.06% and 0.04% of average daily net assets for the years ended October 31, 2024, 2023, 2022, 2021 and 2020, respectively.
(8)	Includes a reduction by the investment adviser of a portion of the Portfolios’ adviser fee due to the Portfolios’ investment in the Liquidity Fund (equal to less than 0.01%, 0.02% and less than 0.01% of average daily net assets for the years ended October 31, 2024, 2023 and 2022, respectively).
(9)	Percentage includes both the Fund's contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.
5
See Notes to Financial Statements.

Eaton Vance
Strategic Income Fund
October 31, 2024
Financial Highlights — continued

	Class C
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$5.98	$6.10	$6.76	$6.77	$6.80
Income (Loss) From Operations
Net investment income(1)	$0.33	$0.31	$0.24	$0.23	$0.17
Net realized and unrealized gain (loss)	0.29	(0.04)	(0.63)	(0.00)(2)	0.22
Total income (loss) from operations	$0.62	$0.27	$(0.39)	$0.23	$0.39
Less Distributions
From net investment income	$(0.35)	$(0.32)	$(0.25)	$(0.21)	$(0.42)
From net realized gain	—	—	(0.00)(2)	(0.00)(2)	—
Tax return of capital	(0.04)	(0.07)	(0.02)	(0.03)	—
Total distributions	$(0.39)	$(0.39)	$(0.27)	$(0.24)	$(0.42)
Net asset value — End of year	$6.21	$5.98	$6.10	$6.76	$6.77
Total Return(3)	10.50%	4.36%	(5.85)%	3.36%	6.02%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$191,391	$108,638	$126,342	$160,918	$201,798
Ratios (as a percentage of average daily net assets):(4)(5)
Total expenses(6)	2.18%	1.97%	1.82%	1.83%	1.86%
Net expenses(6)	2.18%(7)	1.95%(7)	1.82%(7)	1.83%	1.86%
Net investment income	5.31%	4.99%	3.63%	3.35%	2.57%
Portfolio Turnover of the Fund(8)	12%	14%	22%	14%	18%
(1)	Computed using average shares outstanding.
(2)	Amount is less than $(0.005).
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(5)	Includes the Fund’s share of the Portfolios' allocated expenses.
(6)	Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.44%, 0.20%, 0.06%, 0.06% and 0.04% of average daily net assets for the years ended October 31, 2024, 2023, 2022, 2021 and 2020, respectively.
(7)	Includes a reduction by the investment adviser of a portion of the Portfolios’ adviser fee due to the Portfolios’ investment in the Liquidity Fund (equal to less than 0.01%, 0.02% and less than 0.01% of average daily net assets for the years ended October 31, 2024, 2023 and 2022, respectively).
(8)	Percentage includes both the Fund's contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.
6
See Notes to Financial Statements.

Eaton Vance
Strategic Income Fund
October 31, 2024
Financial Highlights — continued

	Class I
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$6.34	$6.47	$7.16	$7.17	$7.20
Income (Loss) From Operations
Net investment income(1)	$0.42	$0.39	$0.32	$0.31	$0.25
Net realized and unrealized gain (loss)	0.30	(0.04)	(0.65)	0.00(2)(3)	0.23
Total income (loss) from operations	$0.72	$0.35	$(0.33)	$0.31	$0.48
Less Distributions
From net investment income	$(0.43)	$(0.39)	$(0.33)	$(0.29)	$(0.51)
From net realized gain	—	—	(0.00)(2)	(0.00)(2)	—
Tax return of capital	(0.05)	(0.09)	(0.03)	(0.03)	—
Total distributions	$(0.48)	$(0.48)	$(0.36)	$(0.32)	$(0.51)
Net asset value — End of year	$6.58	$6.34	$6.47	$7.16	$7.17
Total Return(4)	11.55%	5.37%	(4.77)%	4.27%	7.10%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$5,940,720	$3,315,739	$2,290,663	$2,075,516	$967,716
Ratios (as a percentage of average daily net assets):(5)(6)
Total expenses(7)	1.18%	0.97%	0.82%	0.83%	0.84%
Net expenses(7)	1.18%(8)	0.95%(8)	0.82%(8)	0.83%	0.84%
Net investment income	6.31%	5.98%	4.67%	4.30%	3.55%
Portfolio Turnover of the Fund(9)	12%	14%	22%	14%	18%
(1)	Computed using average shares outstanding.
(2)	Amount is less than $0.005 or $(0.005), as applicable.
(3)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of Fund share transactions and the amount of the per share realized and unrealized gains and losses at such time.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Includes the Fund’s share of the Portfolios' allocated expenses.
(7)	Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.44%, 0.20%, 0.06%, 0.06% and 0.04% of average daily net assets for the years ended October 31, 2024, 2023, 2022, 2021 and 2020, respectively.
(8)	Includes a reduction by the investment adviser of a portion of the Portfolios’ adviser fee due to the Portfolios’ investment in the Liquidity Fund (equal to less than 0.01%, 0.02% and less than 0.01% of average daily net assets for the years ended October 31, 2024, 2023 and 2022, respectively).
(9)	Percentage includes both the Fund's contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.
7
See Notes to Financial Statements.

Eaton Vance
Strategic Income Fund
October 31, 2024
Financial Highlights — continued

	Class R
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$6.36	$6.49	$7.19	$7.20	$7.22
Income (Loss) From Operations
Net investment income(1)	$0.39	$0.36	$0.28	$0.26	$0.19
Net realized and unrealized gain (loss)	0.29	(0.04)	(0.66)	0.02(2)	0.26
Total income (loss) from operations	$0.68	$0.32	$(0.38)	$0.28	$0.45
Less Distributions
From net investment income	$(0.39)	$(0.37)	$(0.30)	$(0.26)	$(0.47)
From net realized gain	—	—	(0.00)(3)	(0.00)(3)	—
Tax return of capital	(0.05)	(0.08)	(0.02)	(0.03)	—
Total distributions	$(0.44)	$(0.45)	$(0.32)	$(0.29)	$(0.47)
Net asset value — End of year	$6.60	$6.36	$6.49	$7.19	$7.20
Total Return(4)	10.98%	4.85%	(5.21)%	3.75%	6.56%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$9,004	$2,678	$2,254	$2,720	$2,528
Ratios (as a percentage of average daily net assets):(5)(6)
Total expenses(7)	1.69%	1.47%	1.32%	1.33%	1.36%
Net expenses(7)	1.69%(8)	1.45%(8)	1.32%(8)	1.33%	1.36%
Net investment income	5.85%	5.48%	4.12%	3.57%	2.71%
Portfolio Turnover of the Fund(9)	12%	14%	22%	14%	18%
(1)	Computed using average shares outstanding.
(2)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of Fund share transactions and the amount of the per share realized and unrealized gains and losses at such time.
(3)	Amount is less than $(0.005).
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Includes the Fund’s share of the Portfolios' allocated expenses.
(7)	Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.44%, 0.20%, 0.06%, 0.06% and 0.04% of average daily net assets for the years ended October 31, 2024, 2023, 2022, 2021 and 2020, respectively.
(8)	Includes a reduction by the investment adviser of a portion of the Portfolios’ adviser fee due to the Portfolios’ investment in the Liquidity Fund (equal to less than 0.01%, 0.02% and less than 0.01% of average daily net assets for the years ended October 31, 2024, 2023 and 2022, respectively).
(9)	Percentage includes both the Fund's contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.
8
See Notes to Financial Statements.

Eaton Vance
Strategic Income Fund
October 31, 2024
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Strategic Income Fund (the Fund) (formerly, Eaton Vance Short Duration Strategic Income Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is total return. The Fund currently pursues its objective by investing in interests in five portfolios (the Portfolios) managed by Boston Management and Research (BMR), an affiliate of Eaton Vance Management (EVM), which are Massachusetts business trusts, and in shares of Eaton Vance Emerging Markets Debt Opportunities Fund, a series of Eaton Vance Series Fund, Inc., a Maryland corporation (the Affiliated Investment Fund). The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in each Portfolio's net assets. The Portfolios and the Fund’s proportionate interest in each of their net assets at October 31, 2024 were as follows: Emerging Markets Local Income Portfolio (11.3%), Global Macro Absolute Return Advantage Portfolio (36.3%), Global Opportunities Portfolio (98.7%), High Income Opportunities Portfolio (20.9%) and Senior Debt Portfolio (2.5%). The performance of the Fund is directly affected by the performance of the Portfolios and the Affiliated Investment Fund. The financial statements of Global Opportunities Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. A copy of each other Portfolio’s financial statements and the Affiliated Investment Fund’s financial statements are available by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the Securities and Exchange Commission’s website at www.sec.gov.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation— Valuation of securities by Global Opportunities Portfolio is discussed in Note 1A of such Portfolio’s Notes to Consolidated Financial Statements, which are included elsewhere in this report. Such policies are consistent with those of the other Portfolios in which the Fund invests.
Additional valuation policies for the other Portfolios are as follows:
Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Senior Loans, for which a valuation is not available or deemed unreliable, are fair valued by the investment adviser utilizing one or more of the valuation techniques described below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.
Derivatives. Non-deliverable bond forward contracts are generally valued based on the current price of the underlying bond as provided by a third party pricing service and current interest rates. Total return swaps are valued using valuations provided by a third party pricing service based on the value of the underlying index or instrument and reference interest rate.
The Fund’s investment in the Affiliated Investment Fund is valued at the closing net asset value per share.
B  Income—The Fund’s net investment income or loss includes the Fund’s pro rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund. Dividend income on investments in the Affiliated Investment Fund is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from the Affiliated Investment Fund are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.
C  Federal and Other Taxes—The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
9

Eaton Vance
Strategic Income Fund
October 31, 2024
Notes to Financial Statements — continued

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro rata share of the capital gains taxes incurred by the Portfolios. In doing so, the daily net asset value would reflect the Fund’s pro rata share of the estimated reserve for such taxes incurred by the Portfolios.
As of October 31, 2024, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
D  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
E  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
F  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Other—Investment transactions are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
2  Distributions to Shareholders and Income Tax Information
The Fund expects to pay any required income distributions monthly and intends to distribute annually all or substantially all of its net realized capital gains. The Fund may include in its distributions amounts attributable to the imputed interest on foreign currency exposures and certain other derivative positions which, in certain circumstances, may result in a return of capital for federal income tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended October 31, 2024 and October 31, 2023 was as follows:
	Year Ended October 31,
	2024	2023
Ordinary income	$341,942,009	$210,239,995
Tax return of capital	$41,309,177	$47,368,838
During the year ended October 31, 2024, accumulated loss was decreased by $3,988,089 and paid-in capital was decreased by $3,988,089 due to differences between book and tax accounting. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of October 31, 2024, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Deferred capital losses	$(236,417,490)
Net unrealized depreciation	(119,958,273)
Accumulated loss	$(356,375,763)
10

Eaton Vance
Strategic Income Fund
October 31, 2024
Notes to Financial Statements — continued

At October 31, 2024, the Fund, for federal income tax purposes, had deferred capital losses of $236,417,490 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2024, $56,086,214 are short-term and $180,331,276 are long-term. Utilization of these deferred capital losses may be limited in accordance with certain income tax regulations.
The cost and unrealized appreciation (depreciation) of investments of the Fund, including the Portfolios, at October 31, 2024, as determined on a federal income tax basis, were as follows:
Aggregate cost	$7,000,002,827
Gross unrealized appreciation	$46,892,933
Gross unrealized depreciation	(166,844,356)
Net unrealized depreciation	$(119,951,423)
3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by EVM, an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment adviser fee is computed at an annual rate as a percentage of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.615%
$500 million but less than $1 billion	0.595%
$1 billion but less than $1.5 billion	0.575%
$1.5 billion but less than $2 billion	0.555%
$2 billion but less than $3 billion	0.520%
$3 billion and over	0.490%
For the year ended October 31, 2024, the Fund incurred no investment adviser fee on such assets. To the extent the Fund’s assets are invested in the Portfolios, the Fund is allocated its share of the Portfolios’ investment adviser fees. The Portfolios have engaged BMR to render investment advisory services. For the year ended October 31, 2024, the Fund’s allocated portion of the investment adviser fees paid by the Portfolios totaled $31,218,635 or 0.59% of the Fund’s average daily net assets. EVM also serves as the administrator of the Fund, but receives no compensation.
The Portfolios may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the Liquidity Fund), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Portfolios is reduced by an amount equal to their pro rata share of the advisory and administration fees paid by the Portfolios due to their investments in the Liquidity Fund. For the year ended October 31, 2024, the Fund’s allocated share of the reduction of the investment adviser fee paid by the Portfolios was $377,337 relating to the Portfolios’ investments in the Liquidity Fund.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2024, EVM earned $131,001 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $148,933 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2024. The Fund was informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of EVM, BMR and EVD, also received a portion of the sales charge on sales of Class A shares for the year ended October 31, 2024 in the amount of $51,967. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 5) and contingent deferred sales charges (see Note 6).
Trustees and officers of the Fund and the Portfolios who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.
11

Eaton Vance
Strategic Income Fund
October 31, 2024
Notes to Financial Statements — continued

4  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and investments in the Portfolios, aggregated $131,251,692 and $0, respectively, for the year ended October 31, 2024.
5  Distribution Plans
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2024 amounted to $1,727,714 for Class A shares.
The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2024, the Fund paid or accrued to EVD $1,029,281 for Class C shares.
The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2024, the Fund paid or accrued to EVD $10,154 for Class R shares.
Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2024 amounted to $343,094 and $10,154 for Class C and Class R shares, respectively.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
6  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 0.75% CDSC if redeemed within 12 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2024, the Fund was informed that EVD received $10,559 and $23,754 of CDSCs paid by Class A and Class C shareholders, respectively.
7  Investment Transactions
For the year ended October 31, 2024, increases and decreases in the Fund's investments in the Portfolios were as follows:
Portfolio	Contributions	Withdrawals
Emerging Markets Local Income Portfolio	$95,578,408	$(95,754,980)
Global Macro Absolute Return Advantage Portfolio	427,755,389	(10,615,245)
Global Opportunities Portfolio	1,933,237,668	(405,916,862)
High Income Opportunities Portfolio	191,827,685	(3,058,966)
Senior Debt Portfolio	122,922,908	(94,898,915)
12

Eaton Vance
Strategic Income Fund
October 31, 2024
Notes to Financial Statements — continued

8  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions, were as follows:
	Year Ended October 31, 2024		Year Ended October 31, 2023
	Shares	Amount	Shares	Amount
Class A
Sales	31,153,978	$ 206,374,860	35,980,990	$ 237,067,338
Issued to shareholders electing to receive payments of distributions in Fund shares	6,871,873	45,317,859	6,513,602	42,668,531
Redemptions	(27,601,994)	(181,835,864)	(35,298,867)	(232,076,455)
Net increase	10,423,857	$ 69,856,855	7,195,725	$ 47,659,414
Class C
Sales	16,642,588	$ 104,178,052	6,171,903	$ 38,197,100
Issued to shareholders electing to receive payments of distributions in Fund shares	1,303,829	8,109,722	1,153,290	7,122,726
Redemptions	(5,298,203)	(32,984,419)	(9,870,547)	(61,132,985)
Net increase (decrease)	12,648,214	$ 79,303,355	(2,545,354)	$ (15,813,159)
Class I
Sales	554,311,470	$3,668,331,568	318,604,510	$2,091,777,974
Issued to shareholders electing to receive payments of distributions in Fund shares	46,558,574	306,795,894	29,362,563	191,869,761
Redemptions	(221,471,321)	(1,460,019,992)	(179,166,371)	(1,176,688,851)
Net increase	379,398,723	$2,515,107,470	168,800,702	$1,106,958,884
Class R
Sales	1,012,934	$ 6,757,599	262,726	$ 1,745,077
Issued to shareholders electing to receive payments of distributions in Fund shares	42,465	280,770	24,062	157,798
Redemptions	(113,064)	(753,090)	(213,108)	(1,416,659)
Net increase	942,335	$ 6,285,279	73,680	$ 486,216
9  Affiliated Investments
At October 31, 2024, the value of the Fund’s investment in affiliated funds was $299,347,779, which represents 4.3% of the Fund's net assets. Transactions in such investments by the Fund for the year ended October 31, 2024 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Eaton Vance Emerging Markets Debt Opportunities Fund, Class R6	$154,109,514	$131,251,692	$ —	$ —	$13,986,573	$299,347,779	$19,113,692	38,084,959
13

Eaton Vance
Strategic Income Fund
October 31, 2024
Notes to Financial Statements — continued

10  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At October 31, 2024, the hierarchy of inputs used in valuing the Fund's investments in securities and investments in the Portfolios, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Investments in Portfolios	$6,580,703,625	$ —	$ —	$6,580,703,625
Investments in Affiliated Investment Funds	299,347,779	—	—	299,347,779
Total Investments	$6,880,051,404	$ —	$ —	$6,880,051,404
11  Name Change
Effective January 16, 2024, the Fund changed its name from Eaton Vance Short Duration Strategic Income Fund and amended its principal investment strategy to no longer limit its average duration under normal market conditions to 3.5 years or less.
14

Eaton Vance
Strategic Income Fund
October 31, 2024
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Strategic Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Strategic Income Fund (formerly, Eaton Vance Short Duration Strategic Income Fund) (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 20, 2024
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
15

Eaton Vance
Strategic Income Fund
October 31, 2024
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2025 will show the tax status of all distributions paid to your account in calendar year 2024. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and 163(j) interest dividends.
Qualified Dividend Income. For the fiscal year ended October 31, 2024, the Fund designates approximately $3,266,106, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
163(j) Interest Dividends. For the fiscal year ended October 31, 2024, the Fund designates 88.73% of distributions from net investment income as a 163(j) interest dividend.
16

Global Opportunities Portfolio
October 31, 2024
Consolidated Portfolio of Investments

Asset-Backed Securities — 13.5%
Security	Principal Amount (000's omitted)	Value
ACHM Mortgage Trust, Series 2024-HE1, Class B, 7.26%, 5/25/39(1)	$912	$ 940,125
AIMCO CLO 11 Ltd., Series 2020-11A, Class D1R2, 7.598%, (3 mo. SOFR + 2.95%), 7/17/37(1)(2)	4,000	4,028,532
Alinea CLO Ltd., Series 2018-1A, Class E, 10.879%, (3 mo. SOFR + 6.262%), 7/20/31(1)(2)	2,000	2,009,960
Allegany Park CLO Ltd., Series 2019-1A, Class ER, 11.017%, (3 mo. SOFR + 6.40%), 1/20/35(1)(2)	1,000	1,005,638
AMMC CLO XII Ltd., Series 2013-12A, Class ER, 11.544%, (3 mo. SOFR + 6.442%), 11/10/30(1)(2)	2,000	1,973,090
AMSR Trust, Series 2021-SFR1, Class G, 4.612%, 6/17/38(1)	2,250	2,047,030
ARES LVIII CLO Ltd., Series 2020-58A, Class ER, 11.356%, (3 mo. SOFR + 6.70%), 1/15/35(1)(2)	2,000	2,013,242
ARES LXI CLO Ltd., Series 2021-61A, Class ER, 11.457%, (3 mo. SOFR + 6.84%), 4/20/37(1)(2)	3,350	3,405,164
ARES XXXIIR CLO Ltd., Series 2014-32RA, Class D, 11.23%, (3 mo. SOFR + 6.112%), 5/15/30(1)(2)	4,000	4,015,840
ARES XXXVR CLO Ltd., Series 2015-35RA, Class E, 10.618%, (3 mo. SOFR + 5.962%), 7/15/30(1)(2)	3,000	3,015,387
Babson CLO Ltd.:
Series 2018-1A, Class D, 10.418%, (3 mo. SOFR + 5.762%), 4/15/31(1)(2)	5,000	4,824,475
Series 2022-4A, Class D1R, 7.867%, (3 mo. SOFR + 3.25%), 10/20/37(1)(2)	5,000	5,009,810
Series 2024-3A, Class E, 11.148%, (3 mo. SOFR + 5.90%), 7/20/37(1)(2)	2,000	2,032,480
Ballyrock CLO 14 Ltd., Series 2020-14A, Class C2R, 9.549%, (3 mo. SOFR + 4.25%), 7/20/37(1)(2)	2,500	2,469,400
Battalion CLO 18 Ltd., Series 2024-25A, Class D, 8.967%, (3 mo. SOFR + 4.35%), 3/13/37(1)(2)	5,000	5,118,695
Battalion CLO XXII Ltd., Series 2021-22A, Class D, 8.229%, (3 mo. SOFR + 3.612%), 1/20/35(1)(2)	2,000	1,967,794
Bear Mountain Park CLO Ltd., Series 2022-1A, Class ER, 10.606%, (3 mo. SOFR + 5.95%), 7/15/37(1)(2)	1,375	1,376,453
Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class DR, 10.479%, (3 mo. SOFR + 5.862%), 1/20/31(1)(2)	5,000	4,892,425
Benefit Street Partners CLO XII-B Ltd., Series 2017-12BRA, Class D1, 8.292%, (3 mo. SOFR + 3.05%), 10/15/37(1)(2)	3,000	3,008,544
Benefit Street Partners CLO XVI Ltd.:
Series 2018-16A, Class DR, 7.909%, (3 mo. SOFR + 3.262%), 1/17/32(1)(2)	2,000	2,005,556
Series 2018-16A, Class E, 11.609%, (3 mo. SOFR + 6.962%), 1/17/32(1)(2)	2,000	2,015,716
Security	Principal Amount (000's omitted)	Value
Benefit Street Partners CLO XXII Ltd.:
Series 2020-22A, Class DR, 7.967%, (3 mo. SOFR + 3.35%), 4/20/35(1)(2)	$2,000	$ 2,013,256
Series 2020-22A, Class ER, 11.547%, (3 mo. SOFR + 6.93%), 4/20/35(1)(2)	2,000	2,029,096
Benefit Street Partners CLO XXV Ltd., Series 2021-25A, Class E, 11.768%, (3 mo. SOFR + 7.112%), 1/15/35(1)(2)	1,000	1,014,892
Betony CLO 2 Ltd., Series 2018-1A, Class D, 10.501%, (3 mo. SOFR + 5.912%), 4/30/31(1)(2)	3,000	2,975,406
Blueberry Park CLO Ltd., Series 2024-1A, Class D2, 9.376%, (3 mo. SOFR + 4.25%), 10/20/37(1)(2)	1,500	1,512,768
BlueMountain CLO Ltd.:
Series 2015-3A, Class A1R, 5.879%, (3 mo. SOFR + 1.262%), 4/20/31(1)(2)	2,109	2,111,179
Series 2015-3A, Class DR, 10.279%, (3 mo. SOFR + 5.662%), 4/20/31(1)(2)	2,000	1,882,544
Series 2016-3A, Class ER, 11.33%, (3 mo. SOFR + 6.212%), 11/15/30(1)(2)	1,000	990,039
BlueMountain CLO XXVI Ltd., Series 2019-26A, Class D1R, 8.379%, (3 mo. SOFR + 3.762%), 10/20/34(1)(2)	3,500	3,510,497
BlueMountain CLO XXX Ltd., Series 2020-30A, Class ER, 11.356%, (3 mo. SOFR + 6.70%), 4/15/35(1)(2)	2,000	1,969,420
BlueMountain CLO XXXIV Ltd., Series 2022-34A, Class E, 12.167%, (3 mo. SOFR + 7.55%), 4/20/35(1)(2)	1,000	998,586
Bridge Trust:
Series 2022-SFR1, Class E2, 6.30%, 11/17/37(1)	14,428	14,123,410
Series 2024-SFR1, Class E1, 4.30%, 8/17/40(1)	2,915	2,655,457
Series 2024-SFR1, Class E2, 5.50%, 8/17/40(1)	1,000	928,516
Brookhaven Park CLO Ltd., Series 2024-1A, Class D, 8.217%, (3 mo. SOFR + 3.60%), 4/19/37(1)(2)	3,000	3,056,619
Bryant Park Funding Ltd., Series 2024-22A, Class D, 8.956%, (3 mo. SOFR + 4.30%), 4/15/37(1)(2)	6,000	6,018,006
Canyon Capital CLO Ltd.:
Series 2016-1A, Class ER, 10.668%, (3 mo. SOFR + 6.012%), 7/15/31(1)(2)	4,000	3,880,936
Series 2016-2A, Class ER, 10.918%, (3 mo. SOFR + 6.262%), 10/15/31(1)(2)	1,000	985,944
Series 2017-1A, Class E, 11.168%, (3 mo. SOFR + 6.512%), 7/15/30(1)(2)	1,000	980,494
Series 2018-1A, Class E, 10.668%, (3 mo. SOFR + 6.012%), 7/15/31(1)(2)	2,000	1,951,358
Series 2022-1A, Class D, 7.847%, (3 mo. SOFR + 3.20%), 4/15/35(1)(2)	1,900	1,907,017
Carlyle C17 CLO Ltd., Series C17A, Class DR, 10.851%, (3 mo. SOFR + 6.262%), 4/30/31(1)(2)	3,000	3,007,500

17
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Carlyle Global Market Strategies CLO Ltd.:
Series 2012-3A, Class DR2, 11.418%, (3 mo. SOFR + 6.762%), 1/14/32(1)(2)	$1,000	$ 1,004,426
Series 2014-3RA, Class D, 10.279%, (3 mo. SOFR + 5.662%), 7/27/31(1)(2)	2,000	2,001,048
Carlyle U.S. CLO Ltd.:
Series 2019-3A, Class DRR, 11.957%, (3 mo. SOFR + 7.34%), 4/20/37(1)(2)	3,000	3,061,653
Series 2019-4A, Class CR, 7.856%, (3 mo. SOFR + 3.20%), 4/15/35(1)(2)	1,750	1,761,214
Series 2019-4A, Class DR, 11.256%, (3 mo. SOFR + 6.60%), 4/15/35(1)(2)	2,000	2,013,876
Series 2022-AA, Class C, 8.167%, (3 mo. SOFR + 3.55%), 4/20/35(1)(2)	3,000	3,018,048
CarVal CLO IV Ltd., Series 2021-1A, Class E, 11.479%, (3 mo. SOFR + 6.862%), 7/20/34(1)(2)	1,000	1,008,534
CFMT LLC:
Series 2023-HB11, Class M3, 4.00%, 2/25/37(1)(3)	7,600	6,906,094
Series 2023-HB11, Class M4, 4.00%, 2/25/37(1)(3)	2,075	1,817,552
Series 2023-HB12, Class M4, 4.25%, 4/25/33(1)(3)	11,000	9,643,039
Series 2024-HB13, Class M3, 3.00%, 5/25/34(1)(3)	1,150	976,115
Series 2024-HB13, Class M4, 3.00%, 5/25/34(1)(3)	5,000	3,909,738
Crown City CLO III, Series 2021-1A, Class C, 8.179%, (3 mo. SOFR + 3.562%), 7/20/34(1)(2)	1,000	995,227
Crown Point CLO 10 Ltd., Series 2021-10A, Class E, 11.729%, (3 mo. SOFR + 7.112%), 7/20/34(1)(2)	2,000	1,981,162
Dryden CLO Ltd., Series 2018-55A, Class E, 10.318%, (3 mo. SOFR + 5.662%), 4/15/31(1)(2)	1,000	993,239
Dryden Senior Loan Fund, Series 2016-42A, Class ERR, 11.156%, (3 mo. SOFR + 6.50%), 7/15/37(1)(2)	2,000	1,974,600
Elmwood CLO 14 Ltd., Series 2022-1A, Class D, 7.767%, (3 mo. SOFR + 3.15%), 4/20/35(1)(2)	2,000	2,005,354
Elmwood CLO 16 Ltd., Series 2022-3A, Class DR, 8.417%, (3 mo. SOFR + 3.80%), 4/20/37(1)(2)	2,000	2,042,506
Elmwood CLO 32 Ltd., Series 2024-8A, Class D1, 7.647%, (3 mo. SOFR + 2.85%), 10/18/37(1)(2)	3,000	3,014,295
Elmwood CLO VI Ltd.:
Series 2020-3A, Class D1RR, 7.732%, (3 mo. SOFR + 3.10%), 7/18/37(1)(2)	1,300	1,302,405
Series 2020-3A, Class ERR, 10.532%, (3 mo. SOFR + 5.90%), 7/18/37(1)(2)	1,000	1,024,330
Empower CLO Ltd., Series 2024-1A, Class D1, 8.376%, (3 mo. SOFR + 3.75%), 4/25/37(1)(2)	3,000	3,009,270
Security	Principal Amount (000's omitted)	Value
Finance of America HECM Buyout, Series 2024-HB1, Class M4, 6.00%, 10/1/34(1)(3)	$11,200	$ 9,993,621
FirstKey Homes Trust:
Series 2021-SFR1, Class F1, 3.238%, 8/17/38(1)	3,000	2,823,467
Series 2021-SFR1, Class F2, 3.452%, 8/17/38(1)	20,563	19,301,867
Series 2021-SFR1, Class F3, 3.686%, 8/17/38(1)	19,405	18,232,364
Series 2021-SFR1, Class G, 3.835%, 8/17/38(1)	37,071	34,647,824
Series 2021-SFR2, Class G, 3.406%, 9/17/38(1)	12,501	11,641,246
Series 2021-SFR3, Class G, 3.981%, 12/17/38(1)	9,268	8,552,003
FMC GMSR Issuer Trust, Series 2022-GT2, Class A, 7.90%, 7/25/27(1)	6,250	6,327,328
FMC Issuer Trust-FMSR, Series 2024-FT1, Class A, 6.559%, 9/25/29(1)	37,000	36,790,617
Galaxy 31 CLO Ltd., Series 2023-31A, Class D, 9.906%, (3 mo. SOFR + 5.25%), 4/15/36(1)(2)	2,300	2,333,681
Galaxy 33 CLO Ltd.:
Series 2024-33A, Class D1, 8.167%, (3 mo. SOFR + 3.55%), 4/20/37(1)(2)	2,000	2,021,730
Series 2024-33A, Class E, 11.267%, (3 mo. SOFR + 6.65%), 4/20/37(1)(2)	2,300	2,337,939
Galaxy XXI CLO Ltd.:
Series 2015-21A, Class DR, 7.529%, (3 mo. SOFR + 2.912%), 4/20/31(1)(2)	5,000	5,028,805
Series 2015-21A, Class ER, 10.129%, (3 mo. SOFR + 5.512%), 4/20/31(1)(2)	4,000	4,011,428
Goddard Funding LLC, Series 2022-1A, Class A2, 6.864%, 10/30/52(1)	6,895	6,973,551
Golub Capital Partners 48 LP, Series 2020-48A, Class D, 8.709%, (3 mo. SOFR + 4.062%), 4/17/33(1)(2)	3,000	3,012,111
Golub Capital Partners ABS Funding, Series 2024-2A, Class B, 7.19%, 7/25/34(1)	5,000	4,956,360
Golub Capital Partners CLO 50B-R Ltd., Series 2020-50A, Class ER, 11.717%, (3 mo. SOFR + 7.10%), 4/20/35(1)(2)	2,000	2,008,308
Golub Capital Partners CLO 53B Ltd.:
Series 2021-53A, Class D, 7.929%, (3 mo. SOFR + 3.312%), 7/20/34(1)(2)	2,000	2,003,882
Series 2021-53A, Class E, 11.579%, (3 mo. SOFR + 6.962%), 7/20/34(1)(2)	1,000	1,005,035
Golub Capital Partners CLO 72 B Ltd., Series 2024-72A, Class D, 8.626%, (3 mo. SOFR + 4.00%), 4/25/37(1)(2)	3,500	3,576,216
Golub Capital Partners CLO 74 B Ltd., Series 2024-74A, Class E, 11.415%, (3 mo. SOFR + 6.10%), 7/25/37(1)(2)	2,000	2,014,684
HalseyPoint CLO 5 Ltd., Series 2021-5A, Class D, 8.351%, (3 mo. SOFR + 3.762%), 1/30/35(1)(2)	3,500	3,510,273
Harriman Park CLO Ltd., Series 2020-1A, Class ER, 11.279%, (3 mo. SOFR + 6.662%), 4/20/34(1)(2)	1,000	1,007,803

18
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Harvest U.S. CLO Ltd.:
Series 2024-2A, Class D1, 8.059%, (3 mo. SOFR + 3.25%), 10/15/37(1)(2)	$3,500	$ 3,532,389
Series 2024-2A, Class E, 11.709%, (3 mo. SOFR + 6.90%), 10/15/37(1)(2)	1,000	1,016,099
Series 2024-3A, Class D1, (3 mo. SOFR + 3.30%), 1/18/38(1)(4)	1,000	1,000,000
Highbridge Loan Management, Series 3A-2014, Class DR, 11.394%, (3 mo. SOFR + 6.762%), 7/18/29(1)(2)	2,750	2,731,663
Home Partners of America Trust, Series 2021-2, Class F, 3.799%, 12/17/26(1)	23,637	21,997,227
ICG U.S. CLO Ltd., Series 2018-2A, Class E, 10.643%, (3 mo. SOFR + 6.012%), 7/22/31(1)(2)	1,000	941,806
KKR SFR Warehouse Participation, 8.197%, (30-day SOFR Average + 3.50%), 12/13/24(2)	13,452	13,413,791
loanDepot GMSR Master Trust, Series 2018-GT1, Class A, 8.45%, (1 mo. SOFR + 3.664%), 10/16/25(1)(2)	24,000	23,801,762
Madison Park Funding XVII Ltd., Series 2015-17A, Class ER, 11.379%, (3 mo. SOFR + 6.762%), 7/21/30(1)(2)	2,500	2,500,125
Madison Park Funding XXXVI Ltd.:
Series 2019-36A, Class D1R, 8.156%, (3 mo. SOFR + 3.50%), 4/15/35(1)(2)	1,000	1,004,679
Series 2019-36A, Class ER, 11.706%, (3 mo. SOFR + 7.05%), 4/15/35(1)(2)	2,000	2,008,488
Magnetite XXII Ltd.:
Series 2019-22A, Class DJ, 8.806%, (3 mo. SOFR + 4.15%), 7/15/36(1)(2)	2,000	2,002,050
Series 2019-22A, Class DRR, 7.556%, (3 mo. SOFR + 2.90%), 7/15/36(1)(2)	3,500	3,505,355
Marble Point CLO XXIV Ltd., Series 2022-1A, Class D1, 8.857%, (3 mo. SOFR + 4.24%), 4/20/35(1)(2)	2,000	2,003,656
Mercury Financial Credit Card Master Trust, Series 2024-2A, Class A, 6.56%, 7/20/29(1)	12,500	12,625,660
MetroNet Infrastructure Issuer LLC:
Series 2024-1A, Class B, 7.59%, 4/20/54(1)	1,375	1,419,053
Series 2024-1A, Class C, 10.86%, 4/20/54(1)	2,000	2,086,353
MFA Trust, Series 2024-NPL1, Class A1, 6.33% to 10/25/25, 9/25/54(5)	6,376	6,407,179
Mountain View CLO LLC, Series 2017-2A, Class AR, 5.949%, (3 mo. SOFR + 1.302%), 1/16/31(1)(2)	2,253	2,255,433
Navigator Aviation Ltd., Series 2024-1, Class B, 6.09%, 8/15/49(1)	5,435	5,305,816
Neuberger Berman CLO XVII Ltd., Series 2014-17A, Class ER3, 11.382%, (3 mo. SOFR + 6.75%), 7/22/38(1)(2)	2,000	2,067,746
Security	Principal Amount (000's omitted)	Value
Neuberger Berman Loan Advisers CLO 28 Ltd., Series 2018-28A, Class ER, 11.928%, (3 mo. SOFR + 6.95%), 10/20/38(1)(2)	$3,000	$ 3,105,900
Neuberger Berman Loan Advisers CLO 30 Ltd., Series 2018-30A, Class ER, 11.079%, (3 mo. SOFR + 6.462%), 1/20/31(1)(2)	2,000	2,016,600
New Mountain CLO 6 Ltd., Series CLO-6A, Class D2, 8.939%, (3 mo. SOFR + 4.30%), 10/15/37(1)(2)	2,000	2,003,998
NRZ Excess Spread-Collateralized Notes:
Series 2021-FNT1, Class A, 2.981%, 3/25/26(1)	535	516,895
Series 2021-GNT1, Class A, 3.474%, 11/25/26(1)	2,114	2,013,565
Oaktree CLO Ltd.:
Series 2019-4A, Class D2RR, 9.317%, (3 mo. SOFR + 4.70%), 7/20/37(1)(2)	3,000	3,009,630
Series 2019-4A, Class ERR, 11.207%, (3 mo. SOFR + 6.59%), 7/20/37(1)(2)	2,500	2,508,618
OCP CLO Ltd., Series 2024-32A, Class D1, 8.376%, (3 mo. SOFR + 3.75%), 4/23/37(1)(2)	5,000	5,076,755
Octagon 60 Ltd., Series 2022-1A, Class ER, 11.617%, (3 mo. SOFR + 7.00%), 10/20/37(1)(2)	2,500	2,513,005
Octagon Investment Partners 49 Ltd., Series 2020-5A, Class D1R, 8.706%, (3 mo. SOFR + 4.05%), 4/15/37(1)(2)	2,000	2,044,670
Orion CLO Ltd., Series 2024-4A, Class E, (3 mo. SOFR + 6.00%), 10/20/37(1)(4)	2,000	2,010,000
Pagaya AI Technology in Housing Trust, Series 2023-1, Class F, 3.60%, 10/25/40(1)	4,500	3,554,416
Palmer Square CLO Ltd.:
Series 2015-1A, Class DR4, 11.888%, (3 mo. SOFR + 6.762%), 5/21/34(1)(2)	2,000	2,006,830
Series 2018-1A, Class CR, 8.532%, (3 mo. SOFR + 3.90%), 4/18/37(1)(2)	4,500	4,604,179
Series 2021-2A, Class E, 11.268%, (3 mo. SOFR + 6.612%), 7/15/34(1)(2)	1,000	1,008,784
Series 2022-1A, Class D, 7.667%, (3 mo. SOFR + 3.05%), 4/20/35(1)(2)	2,450	2,470,497
PRET LLC, Series 2024-NPL5, Class A1, 5.963% to 9/25/25, 9/25/54(1)(5)	8,170	8,092,729
Progress Residential Trust:
Series 2021-SFR10, Class F, 4.608%, 12/17/40(1)	3,747	3,472,731
Series 2021-SFR9, Class F, 4.053%, 11/17/40(1)	1,000	902,058
Series 2022-SFR1, Class H, 5.25%, 2/17/41(1)	16,150	14,150,754
Series 2022-SFR3, Class F, 6.60%, 4/17/39(1)	2,500	2,452,797
Regatta XIII Funding Ltd., Series 2018-2A, Class D, 10.868%, (3 mo. SOFR + 6.212%), 7/15/31(1)(2)	3,000	2,942,940
Retained Vantage Data Centers Issuer LLC, Series 2023-1A, Class A2B, 5.25%, 9/15/48(1)	10,000	7,075,781

19
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
RMF Buyout Issuance Trust, Series 2021-HB1, Class M5, 6.00%, 11/25/31(1)(3)	$4,500	$ 4,145,008
Sandstone Peak Ltd., Series 2021-1A, Class DR, 8.006%, (3 mo. SOFR + 3.35%), 10/15/34(1)(2)	4,000	3,979,788
Santander Bank Auto Credit-Linked Notes, Series 2024-A, Class E, 7.762%, 6/15/32(1)	2,000	2,021,563
Sixth Street CLO XV Ltd., Series 2020-15A, Class D1R, 7.983%, (3 mo. SOFR + 3.15%), 10/24/37(1)(2)	5,000	5,010,955
STAR Trust:
Series 2021-SFR1, Class C, 5.969%, (1 mo. SOFR + 1.164%), 4/17/38(1)(2)	2,164	2,131,919
Series 2021-SFR1, Class G, 8.119%, (1 mo. SOFR + 3.314%), 4/17/38(1)(2)	5,644	5,525,661
Series 2021-SFR1, Class H, 9.369%, (1 mo. SOFR + 4.564%), 4/17/38(1)(2)	1,600	1,518,532
Series 2021-SFR2, Class D, 6.618%, (1 mo. SOFR + 1.814%), 1/17/39(1)(2)	1,000	985,673
Series 2024-SFR4, Class C, 7.254%, (1 mo. SOFR + 2.45%), 10/17/41(1)(2)	8,576	8,592,881
Series 2024-SFR4, Class D, 7.754%, (1 mo. SOFR + 2.95%), 10/17/41(1)(2)	14,650	14,681,807
Steele Creek CLO Ltd., Series 2014-1RA, Class A, 5.949%, (3 mo. SOFR + 1.332%), 4/21/31(1)(2)	1,278	1,279,907
TCW CLO Ltd.:
Series 2019-2A, Class DR, 7.827%, (3 mo. SOFR + 3.21%), 10/20/32(1)(2)	5,000	5,012,920
Series 2024-3A, Class E, (3 mo. SOFR + 6.60%), 10/20/37(1)(4)	2,000	2,010,000
Tricon Residential Trust:
Series 2021-SFR1, Class F, 3.692%, 7/17/38(1)	5,500	5,163,244
Series 2021-SFR1, Class G, 4.133%, 7/17/38(1)	3,551	3,316,367
VB-S1 Issuer LLC, Series 2024-1A, Class F, 8.871%, 5/15/54(1)	4,750	4,831,956
Vibrant CLO IX, Ltd., Series 2018-9A, Class D, 11.129%, (3 mo. SOFR + 6.512%), 7/20/31(1)(2)	2,000	1,923,956
VINE Trust, Series 2023-SFR1, Class E1, 4.75%, 12/17/40(1)	15,000	13,685,751
Voya CLO Ltd.:
Series 2013-1A, Class DR, 11.398%, (3 mo. SOFR + 6.742%), 10/15/30(1)(2)	5,000	4,463,750
Series 2014-1A, Class DR2, 10.894%, (3 mo. SOFR + 6.262%), 4/18/31(1)(2)	2,000	1,970,202
Series 2015-3A, Class DR, 11.079%, (3 mo. SOFR + 6.462%), 10/20/31(1)(2)	2,000	1,907,610
Series 2018-2A, Class E, 10.168%, (3 mo. SOFR + 5.512%), 7/15/31(1)(2)	1,000	949,760
Series 2024-2A, Class D, 8.209%, (3 mo. SOFR + 3.20%), 7/20/37(1)(2)	3,000	3,024,558
Security	Principal Amount (000's omitted)	Value
Wellfleet CLO Ltd.:
Series 2019-1A, Class CR, 8.429%, (3 mo. SOFR + 3.812%), 7/20/32(1)(2)	$2,500	$ 2,504,835
Series 2021-2A, Class E, 11.878%, (3 mo. SOFR + 7.222%), 7/15/34(1)(2)	1,000	949,567
Total Asset-Backed Securities (identified cost $655,547,976)		$ 664,022,796

Closed-End Funds — 0.2%
Security	Shares	Value
Nuveen Global High Income Fund	83,400	$ 1,073,358
PGIM Global High Yield Fund, Inc.	430,326	5,426,411
Western Asset High Income Opportunity Fund, Inc.	383,997	1,520,628
Total Closed-End Funds (identified cost $8,409,895)		$ 8,020,397

Collateralized Mortgage Obligations — 41.3%
Security	Principal Amount (000's omitted)	Value
Angel Oak Mortgage Trust I LLC, Series 2019-1, Class B1, 5.40%, 11/25/48(1)(3)	$3,939	$ 3,921,721
Asset Based Lending LLC, Series 2024-RTL1, Class A1, 6.075% to 3/25/27, 9/25/29(1)(5)	11,050	11,035,020
Brean Asset-Backed Securities Trust, Series 2023-RM6, Class A1, 5.25% to 1/25/28, 1/25/63(1)(5)	3,766	3,677,743
Cascade MH Asset Trust, Series 2022-MH1, Class A, 4.25% to 7/25/27, 8/25/54(1)(5)	2,622	2,434,893
CFMT LLC:
Series 2024-R1, Class M1, 4.00%, 10/25/54(1)	5,770	5,219,205
Series 2024-R1, Class M2, 4.00%, 10/25/54(1)	9,932	8,332,991
Series 2024-HB14, Class M2, 3.00%, 6/25/34(1)(3)	1,250	1,123,452
Series 2024-HB14, Class M3, 3.00%, 6/25/34(1)(3)	1,550	1,353,994
Series 2024-HB14, Class M4, 3.00%, 6/25/34(1)(3)	4,500	3,591,100
Series 2024-HB15, Class M3, 4.00%, 8/25/34(1)(3)	1,000	880,964
Series 2024-HB15, Class M4, 4.00%, 8/25/34(1)(3)	2,750	2,192,272
Champs Trust:
Series 2024-1, Class A, 8.39%, 7/25/59(1)(3)	60,314	62,307,210
Series 2024-2, Class A, 14.782%, 11/25/59(1)(3)	53,710	55,680,590

20
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
CHNGE Mortgage Trust:
Series 2022-4, Class A1, 6.00% to 11/25/24, 10/25/57(1)(5)	$9,801	$ 9,836,571
Series 2022-NQ, Class M1, 5.82% to 8/25/25, 6/25/67(1)(5)	1,764	1,763,963
Deephaven Residential Mortgage Trust, Series 2020-2, Class B2, 5.788%, 5/25/65(1)(3)	4,273	4,283,330
EFMT, Series 2024-RM2, Class A1A, 5.00%, 7/25/54(1)(3)	17,900	16,410,962
FARM Mortgage Trust:
Series 2022-1, Class B, 2.952%, 1/25/52(1)(3)	2,529	1,866,761
Series 2023-1, Class B, 3.037%, 3/25/52(1)(3)	2,573	1,915,803
Series 2024-1, Class B, 5.125%, 10/1/53(1)(3)	2,282	1,874,086
Federal Home Loan Mortgage Corp.:
Series 5478, Class SG, (15.51% - 30-day SOFR Average x 2.20), 12/25/54(6)	40,209	40,411,878
Series 2182, Class ZC, 7.50%, 9/15/29	25	25,017
Series 4273, Class SP, 0.00%, (11.695% - 30-day SOFR Average x 2.667, Floor 0.00%), 11/15/43(7)	516	416,253
Series 5071, Class SP, 0.00%, (3.30% - 30-day SOFR Average, Floor 0.00%), 2/25/51(7)	4,319	1,938,327
Series 5083, Class SK, 0.00%, (3.867% - 30-day SOFR Average x 1.333, Floor 0.00%), 3/25/51(7)	3,411	1,986,112
Series 5150, Class QZ, 2.50%, 10/25/51	2,709	1,613,052
Series 5150, Class ZJ, 2.50%, 10/25/51	4,363	2,582,921
Series 5152, Class ZP, 3.00%, 7/25/50	10,467	6,238,975
Series 5159, Class ZT, 3.00%, 11/25/51	1,573	1,035,907
Series 5168, Class MZ, 3.00%, 10/25/51	2,116	1,362,310
Series 5270, Class ZU, 6.00%, 11/25/52	3,566	3,642,349
Series 5300, Class EY, 6.00%, 12/25/52	10,900	11,111,568
Series 5324, Class MZ, 6.00%, 7/25/53	3,601	3,651,885
Series 5327, Class B, 6.00%, 8/25/53	20,000	20,392,347
Series 5353, Class AZ, 6.50%, 11/25/53	9,069	9,462,453
Series 5362, Class JB, 6.00%, 12/25/53	14,599	14,832,005
Series 5379, Class EZ, 5.50%, 2/25/54	8,336	7,989,584
Series 5381, Class Z, 5.50%, 2/25/54	14,051	13,239,970
Series 5391, Class EZ, 5.50%, 3/25/54	16,596	16,033,160
Series 5399, Class MZ, 6.00%, 4/25/54	4,734	4,906,465
Series 5402, Class BZ, 6.00%, 4/25/54	8,284	8,586,528
Series 5410, Class KY, 6.00%, 5/25/54	10,000	10,138,320
Series 5413, Class LZ, 6.00%, 5/25/54	4,122	4,143,113
Series 5413, Class MZ, 6.00%, 5/25/54	12,109	12,550,266
Series 5414, Class CZ, 5.50%, 5/25/54	33,704	32,826,602
Series 5428, Class Z, 6.00%, 7/25/54	14,974	15,494,366
Series 5429, Class DZ, 6.00%, 7/25/54	12,312	12,336,151
Series 5446, Class AZ, 6.00%, 8/25/54	21,704	22,063,016
Series 5453, Class DZ, 5.50%, 9/25/54	13,511	12,902,856
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.: (continued)
Series 5461, Class Z, 6.50%, 10/25/54	$8,048	$ 7,936,640
Series 5468, Class ZW, 6.50%, 11/25/54	18,289	18,297,075
Interest Only:(8)
Series 380, Class C1, 3.00%, 1/25/50	28,306	5,072,112
Series 380, Class C5, 3.50%, 1/25/50	8,720	1,737,931
Series 2631, Class DS, 1.976%, (6.986% - 30-day SOFR Average), 6/15/33(7)	198	2,824
Series 2956, Class SL, 1.876%, (6.886% - 30-day SOFR Average), 6/15/32(7)	372	28,258
Series 3114, Class TS, 1.526%, (6.536% - 30-day SOFR Average), 9/15/30(7)	675	24,533
Series 3153, Class JI, 1.496%, (6.506% - 30-day SOFR Average), 5/15/36(7)	950	63,273
Series 4007, Class JI, 4.00%, 2/15/42	511	77,445
Series 4067, Class JI, 3.50%, 6/15/27	786	23,585
Series 4070, Class S, 0.976%, (5.986% - 30-day SOFR Average), 6/15/32(7)	3,754	224,696
Series 4095, Class HS, 0.976%, (5.986% - 30-day SOFR Average), 7/15/32(7)	649	23,667
Series 4109, Class ES, 1.026%, (6.036% - 30-day SOFR Average), 12/15/41(7)	81	8,539
Series 4109, Class SA, 1.076%, (6.086% - 30-day SOFR Average), 9/15/32(7)	1,708	97,742
Series 4149, Class S, 1.126%, (6.136% - 30-day SOFR Average), 1/15/33(7)	1,190	76,165
Series 4163, Class GS, 1.076%, (6.086% - 30-day SOFR Average), 11/15/32(7)	1,096	65,313
Series 4169, Class AS, 1.126%, (6.136% - 30-day SOFR Average), 2/15/33(7)	1,484	85,162
Series 4188, Class AI, 3.50%, 4/15/28	603	14,295
Series 4189, Class SQ, 1.026%, (6.036% - 30-day SOFR Average), 12/15/42(7)	461	48,610
Series 4203, Class QS, 1.126%, (6.136% - 30-day SOFR Average), 5/15/43(7)	1,134	81,073
Series 4332, Class IK, 4.00%, 4/15/44	425	76,222
Series 4343, Class PI, 4.00%, 5/15/44	1,186	222,037
Series 4370, Class IO, 3.50%, 9/15/41	143	2,887
Series 4381, Class SK, 1.026%, (6.036% - 30-day SOFR Average), 6/15/44(7)	1,218	100,019
Series 4388, Class MS, 0.976%, (5.986% - 30-day SOFR Average), 9/15/44(7)	1,185	121,457
Series 4408, Class IP, 3.50%, 4/15/44	1,745	217,370
Series 4497, Class CS, 1.076%, (6.086% - 30-day SOFR Average), 9/15/44(7)	845	25,714
Series 4507, Class MI, 3.50%, 8/15/44	401	16,792
Series 4507, Class SJ, 1.056%, (6.066% - 30-day SOFR Average), 9/15/45(7)	3,248	363,289
Series 4520, Class PI, 4.00%, 8/15/45	7,541	1,009,561
Series 4528, Class BS, 1.026%, (6.036% - 30-day SOFR Average), 7/15/45(7)	1,549	131,526
Series 4629, Class QI, 3.50%, 11/15/46	1,662	304,707

21
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Interest Only: (continued)
Series 4637, Class IP, 3.50%, 4/15/44	$141	$ 3,640
Series 4644, Class TI, 3.50%, 1/15/45	1,424	181,702
Series 4744, Class IO, 4.00%, 11/15/47	1,473	304,043
Series 4749, Class IL, 4.00%, 12/15/47	1,171	242,553
Series 4768, Class IO, 4.00%, 3/15/48	1,452	300,852
Series 5051, Class S, 0.00%, (3.60% - 30-day SOFR Average, Floor 0.00%), 12/25/50(7)	17,014	505,299
Series 5070, Class CI, 2.00%, 2/25/51	36,476	4,744,737
Series 5156, Class IP, 3.00%, 12/25/49	18,483	2,934,956
Series 5236, Class TI, 3.00%, 1/25/51	67,440	11,865,009
Series 5293, Class CI, 2.50%, 4/25/51	26,307	4,021,285
Principal Only:(9)
Series 4417, Class KO, 0.00%, 12/15/43	539	366,768
Series 4478, Class PO, 0.00%, 5/15/45	807	589,315
Series 5357, Class EO, 0.00%, 11/25/53	5,883	4,950,357
Federal Home Loan Mortgage Corp. STACR REMICS Trust:
Series 2019-HQA3, Class B2, 12.471%, (30-day SOFR Average + 7.614%), 9/25/49(1)(2)	1,250	1,425,616
Series 2020-DNA6, Class B2, 10.507%, (30-day SOFR Average + 5.65%), 12/25/50(1)(2)	6,900	7,831,235
Series 2021-DNA3, Class B2, 11.107%, (30-day SOFR Average + 6.25%), 10/25/33(1)(2)	6,500	7,756,380
Series 2021-DNA5, Class B2, 10.357%, (30-day SOFR Average + 5.50%), 1/25/34(1)(2)	14,500	16,427,436
Series 2021-DNA6, Class B2, 12.357%, (30-day SOFR Average + 7.50%), 10/25/41(1)(2)	16,140	17,445,326
Series 2021-HQA1, Class B2, 9.857%, (30-day SOFR Average + 5.00%), 8/25/33(1)(2)	14,500	15,958,139
Federal National Mortgage Association:
Series 2009-62, Class WA, 5.59%, 8/25/39(3)	427	429,783
Series 2013-6, Class TA, 1.50%, 1/25/43	444	381,387
Series 2021-56, Class GZ, 3.00%, 7/25/51	1,395	865,142
Series 2021-56, Class LZ, 2.50%, 9/25/51	5,641	3,481,521
Series 2021-61, Class LZ, 2.50%, 9/25/51	3,919	2,333,020
Series 2021-61, Class Z, 2.50%, 9/25/51	8,323	4,969,996
Series 2021-77, Class WZ, 3.00%, 8/25/50	432	248,614
Series 2023-12, Class LW, 6.00%, 4/25/53	11,482	11,704,467
Series 2023-14, Class EL, 6.00%, 4/25/53	63,163	64,319,759
Series 2024-33, Class Z, 7.00%, 12/25/53	8,567	8,543,415
Series 2024-87, Class LZ, 6.00%, 12/25/54	1,709	1,710,460
Interest Only:(8)
Series 2004-46, Class SI, 1.029%, (5.886% - 30-day SOFR Average), 5/25/34(7)	685	25,407
Series 2005-17, Class SA, 1.729%, (6.586% - 30-day SOFR Average), 3/25/35(7)	791	65,912
Series 2005-105, Class S, 1.729%, (6.586% - 30-day SOFR Average), 12/25/35(7)	649	59,131
Security	Principal Amount (000's omitted)	Value
Interest Only: (continued)
Series 2006-44, Class IS, 1.629%, (6.486% - 30-day SOFR Average), 6/25/36(7)	$578	$ 45,926
Series 2006-65, Class PS, 2.249%, (7.106% - 30-day SOFR Average), 7/25/36(7)	572	66,679
Series 2006-96, Class SN, 2.229%, (7.086% - 30-day SOFR Average), 10/25/36(7)	563	41,922
Series 2006-104, Class SD, 1.669%, (6.526% - 30-day SOFR Average), 11/25/36(7)	622	60,304
Series 2006-104, Class SE, 1.659%, (6.516% - 30-day SOFR Average), 11/25/36(7)	414	39,860
Series 2007-50, Class LS, 1.479%, (6.336% - 30-day SOFR Average), 6/25/37(7)	862	78,311
Series 2008-26, Class SA, 1.229%, (6.086% - 30-day SOFR Average), 4/25/38(7)	961	88,470
Series 2008-61, Class S, 1.129%, (5.986% - 30-day SOFR Average), 7/25/38(7)	1,648	105,790
Series 2011-101, Class IC, 3.50%, 10/25/26	256	4,226
Series 2011-101, Class IE, 3.50%, 10/25/26	189	3,125
Series 2011-104, Class IM, 3.50%, 10/25/26	367	6,810
Series 2012-52, Class DI, 3.50%, 5/25/27	959	26,030
Series 2012-124, Class IO, 1.493%, 11/25/42(3)	2,056	97,268
Series 2012-139, Class LS, 0.823%, (6.036% - 30-day SOFR Average), 12/25/42(7)	2,246	305,280
Series 2012-147, Class SA, 1.129%, (5.986% - 30-day SOFR Average), 1/25/43(7)	2,502	248,379
Series 2012-150, Class PS, 1.179%, (6.036% - 30-day SOFR Average), 1/25/43(7)	3,378	350,843
Series 2012-150, Class SK, 1.179%, (6.036% - 30-day SOFR Average), 1/25/43(7)	3,854	421,041
Series 2013-11, Class IO, 4.00%, 1/25/43	7,264	835,347
Series 2013-12, Class SP, 0.679%, (5.536% - 30-day SOFR Average), 11/25/41(7)	331	5,780
Series 2013-15, Class DS, 1.229%, (6.086% - 30-day SOFR Average), 3/25/33(7)	2,641	147,011
Series 2013-23, Class CS, 1.279%, (6.136% - 30-day SOFR Average), 3/25/33(7)	1,370	78,715
Series 2013-64, Class PS, 1.279%, (6.136% - 30-day SOFR Average), 4/25/43(7)	1,697	132,313
Series 2013-66, Class JI, 3.00%, 7/25/43	2,753	422,015
Series 2013-75, Class SC, 1.279%, (6.136% - 30-day SOFR Average), 7/25/42(7)	1,879	49,788
Series 2014-32, Class EI, 4.00%, 6/25/44	658	122,473
Series 2014-41, Class SA, 1.079%, (5.936% - 30-day SOFR Average), 7/25/44(7)	1,085	152,224
Series 2014-43, Class PS, 1.129%, (5.986% - 30-day SOFR Average), 3/25/42(7)	861	49,972
Series 2014-55, Class IN, 3.50%, 7/25/44	1,643	311,461
Series 2014-64, Class BI, 3.50%, 3/25/44	158	4,454
Series 2014-67, Class IH, 4.00%, 10/25/44	1,106	239,096
Series 2014-80, Class CI, 3.50%, 12/25/44	1,023	199,782
Series 2014-89, Class IO, 3.50%, 1/25/45	1,714	330,499

22
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Interest Only: (continued)
Series 2015-6, Class IM, 0.00%, (5.181% - 30-day SOFR Average x 1.333, Floor 0.00%), 6/25/43(7)	$1,960	$ 63,975
Series 2015-14, Class KI, 3.00%, 3/25/45	2,059	329,337
Series 2015-22, Class GI, 3.50%, 4/25/45	554	100,594
Series 2015-31, Class SG, 1.129%, (5.986% - 30-day SOFR Average), 5/25/45(7)	2,348	349,031
Series 2015-36, Class IL, 3.00%, 6/25/45	1,335	193,510
Series 2015-52, Class MI, 3.50%, 7/25/45	2,880	556,431
Series 2015-93, Class BS, 1.179%, (6.036% - 30-day SOFR Average), 8/25/45(7)	1,194	85,638
Series 2018-21, Class IO, 3.00%, 4/25/48	3,617	584,122
Series 2021-94, Class CI, 3.00%, 1/25/52	10,451	1,772,682
Series 2023-39, Class AI, 2.00%, 7/25/52	92,334	11,866,005
Federal National Mortgage Association Connecticut Avenue Securities:
Series 2019-R04, Class 2B1, 10.221%, (30-day SOFR Average + 5.364%), 6/25/39(1)(2)	14,131	15,027,475
Series 2019-R06, Class 2B1, 8.721%, (30-day SOFR Average + 3.864%), 9/25/39(1)(2)	818	853,659
Series 2021-R01, Class 1B2, 10.857%, (30-day SOFR Average + 6.00%), 10/25/41(1)(2)	8,500	9,016,599
FIGRE Trust:
Series 2023-HE2, Class A, 6.512%, 5/25/53(1)(3)	4,455	4,514,173
Series 2023-HE3, Class A, 6.436%, 11/25/53(1)(3)	5,537	5,616,224
Series 2024-HE1, Class C, 6.749%, 3/25/54(1)(3)	1,307	1,322,127
Series 2024-HE2, Class C, 6.72%, 5/25/54(1)(3)	1,812	1,832,866
Flagstar Mortgage Trust:
Series 2023-10IN, Class B4, 3.505%, 10/25/51(1)(3)	6,759	5,378,648
Series 2023-6INV, Class B4, 3.485%, 8/25/51(1)(3)	4,108	3,323,250
FREED Mortgage Trust, Series 2022-HE1, Class A, 7.00%, 10/25/37(1)	2,104	2,134,056
Government National Mortgage Association:
Series 188, Class DZ, 6.50%, 9/20/54	2,068	2,058,823
Series 2021-136, Class Z, 2.50%, 8/20/51	9,027	5,296,144
Series 2021-139, Class ZJ, 2.50%, 8/20/51	1,748	1,041,881
Series 2021-154, Class ZC, 2.50%, 9/20/51	1,818	1,074,345
Series 2021-165, Class MZ, 2.50%, 9/20/51	15,061	8,884,761
Series 2022-31, Class ZD, 3.00%, 2/20/52	291	114,905
Series 2022-173, Class S, 4.802%, (22.733% - 30-day SOFR Average x 3.667), 10/20/52(7)	6,794	7,308,862
Series 2022-189, Class US, 4.802%, (22.733% - 30-day SOFR Average x 3.667), 11/20/52(7)	9,933	10,712,065
Series 2022-195, Class AS, 5.031%, (23.125% - 30-day SOFR Average x 3.70), 11/20/52(7)	4,515	4,998,815
Series 2022-197, Class SW, 4.583%, (16.32% - 30-day SOFR Average x 2.40), 11/20/52(7)	7,297	7,295,063
Security	Principal Amount (000's omitted)	Value
Government National Mortgage Association: (continued)
Series 2023-53, Class AL, 5.50%, 4/20/53	$20,000	$ 19,748,296
Series 2023-53, Class SE, 4.619%, (22.55% - 30-day SOFR Average x 3.667), 4/20/53(7)	15,685	16,501,349
Series 2023-56, Class ZE, 6.00%, 4/20/53	17,306	17,711,474
Series 2023-63, Class LB, 6.00%, 5/20/53	12,347	12,586,217
Series 2023-63, Class S, 4.619%, (22.55% - 30-day SOFR Average x 3.667), 5/20/53(7)	30,624	32,160,586
Series 2023-64, Class LB, 6.00%, 5/20/53	5,036	5,134,324
Series 2023-65, Class SB, 4.619%, (22.55% - 30-day SOFR Average x 3.667), 5/20/53(7)	6,869	7,232,291
Series 2023-65, Class SD, 4.619%, (22.55% - 30-day SOFR Average x 3.667), 5/20/53(7)	13,783	14,744,320
Series 2023-66, Class S, 4.619%, (22.55% - 30-day SOFR Average x 3.667), 5/20/53(7)	5,659	5,945,029
Series 2023-66, Class SD, 4.619%, (22.55% - 30-day SOFR Average x 3.667), 5/20/53(7)	5,051	5,306,636
Series 2023-83, Class S, 4.384%, (22.868% - 30-day SOFR Average x 3.78), 6/20/53(7)	6,387	6,718,485
Series 2023-84, Class MW, 6.00%, 6/20/53	5,478	5,583,655
Series 2023-84, Class SN, 4.44%, (22.387% - 30-day SOFR Average x 3.67), 6/20/53(7)	6,725	7,029,533
Series 2023-89, Class SD, 4.252%, (22.183% - 30-day SOFR Average x 3.667), 6/20/53(7)	8,330	8,675,959
Series 2023-96, Class BL, 6.00%, 7/20/53	10,000	10,212,404
Series 2023-96, Class DB, 6.00%, 7/20/53	8,000	8,155,278
Series 2023-97, Class CB, 6.00%, 7/20/53	20,000	20,398,110
Series 2023-99, Class AL, 6.00%, 7/20/53	3,000	3,058,350
Series 2023-100, Class AY, 6.00%, 7/20/53	13,236	13,514,956
Series 2023-100, Class JL, 6.00%, 7/20/53	11,099	11,334,782
Series 2023-107, Class DZ, 5.50%, 7/20/53	7,327	7,024,591
Series 2023-116, Class CY, 6.00%, 8/20/53	2,618	2,659,898
Series 2023-133, Class S, 6.929%, (21.60% - 30-day SOFR Average x 3.00), 9/20/53(7)	12,669	13,385,930
Series 2023-146, Class BY, 6.00%, 10/20/53	5,318	5,463,659
Series 2023-149, Class S, 6.779%, (21.45% - 30-day SOFR Average x 3.00), 10/20/53(7)	7,789	8,438,591
Series 2023-150, Class AS, 8.70%, (27.528% - 30-day SOFR Average x 3.85), 10/20/53(7)	3,345	3,727,005
Series 2023-150, Class ZH, 6.00%, 10/20/53	2,357	2,395,720
Series 2023-151, Class DZ, 6.00%, 10/20/53	5,980	6,223,740
Series 2023-153, Class SM, 8.439%, (28.00% - 30-day SOFR Average x 4.00), 10/20/53(7)	10,061	11,194,650
Series 2023-164, Class EL, 6.00%, 11/20/53	9,325	9,509,026
Series 2023-165, Class DY, 6.00%, 11/20/53	81,056	82,795,583
Series 2023-165, Class EY, 6.50%, 11/20/53	25,000	26,091,371
Series 2023-169, Class JW, 6.50%, 11/20/53	5,000	5,227,373
Series 2023-173, Class AX, 6.00%, 11/20/53	8,555	8,812,493
Series 2023-182, Class EL, 6.00%, 12/20/53	12,883	13,137,214
Series 2023-186, Class HL, 6.00%, 12/20/53	5,445	5,616,083

23
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Government National Mortgage Association: (continued)
Series 2023-186, Class ZM, 5.50%, 12/20/53	$31,404	$ 30,285,702
Series 2024-1, Class GL, 6.00%, 1/20/54	2,500	2,575,498
Series 2024-3, Class CY, 6.00%, 1/20/54	2,073	2,136,174
Series 2024-6, Class CB, 6.00%, 1/20/54	5,000	5,151,253
Series 2024-6, Class LB, 6.00%, 1/20/54	6,784	6,989,625
Series 2024-14, Class CY, 5.50%, 1/20/54	12,142	11,843,966
Series 2024-20, Class PZ, 7.50%, 2/20/54	9,328	9,318,064
Series 2024-23, Class KZ, 5.50%, 2/20/54	10,373	9,978,735
Series 2024-24, Class NZ, 6.00%, 2/20/54	3,663	3,798,983
Series 2024-25, Class GL, 6.00%, 2/20/54	2,804	2,840,989
Series 2024-26, Class NZ, 6.00%, 2/20/54	14,899	15,011,218
Series 2024-40, Class DB, 6.00%, 1/20/54	1,906	1,963,242
Series 2024-42, Class DZ, 6.00%, 3/20/54	9,020	9,138,720
Series 2024-44, Class LM, 6.00%, 3/20/54	24,976	25,731,175
Series 2024-44, Class ML, 6.00%, 3/20/54	10,835	11,162,693
Series 2024-45, Class DN, 6.00%, 3/20/54	4,214	4,301,349
Series 2024-46, Class AL, 6.00%, 3/20/54	30,945	31,856,703
Series 2024-59, Class LG, 6.00%, 4/20/54	12,663	13,043,678
Series 2024-95, Class GZ, 5.50%, 6/20/54	9,937	9,594,213
Series 2024-108, Class KZ, 6.00%, 7/20/54	38,800	39,324,816
Series 2024-112, Class EZ, 6.00%, 7/20/54	2,233	2,264,173
Series 2024-112, Class LZ, 6.00%, 7/20/54	2,827	2,848,294
Series 2024-126, Class KY, 6.00%, 8/20/54	5,176	5,143,224
Series 2024-126, Class ZB, 6.00%, 8/20/54	7,849	8,128,207
Series 2024-127, Class UZ, 6.00%, 8/20/54	16,472	17,183,053
Series 2024-127, Class ZQ, 5.00%, 8/20/54	5,996	5,475,144
Series 2024-131, Class TL, 6.00%, 8/20/54	5,100	5,252,441
Series 2024-132, Class AZ, 6.00%, 8/20/54	4,931	5,107,116
Series 2024-148, Class GB, 6.00%, 9/20/54	6,818	6,972,503
Series 2024-148, Class LZ, 5.50%, 9/20/54	15,201	14,770,489
Series 2024-151, Class UZ, 6.50%, 9/20/64	6,065	6,133,155
Series 2024-159, Class TZ, 6.50%, 10/20/64	12,539	12,513,701
Series 2024-167, Class LZ, 5.50%, 10/20/54	8,400	8,103,394
Series 2024-167, Class MZ, 5.50%, 10/20/54	5,126	4,999,244
Series 2024-167, Class NZ, 6.00%, 10/20/54	1,277	1,310,297
Series 2024-167, Class PZ, 6.50%, 10/20/54	1,500	1,492,871
Series 2024-172, Class BZ, 5.50%, 10/20/54	8,638	8,439,706
Interest Only:(8)
Series 2014-68, Class KI, 0.00%, 10/20/42(3)	2,132	89,618
Series 2017-104, Class SD, 1.326%, (6.086% - 1 mo. SOFR), 7/20/47(7)	3,896	474,441
Series 2017-121, Class DS, 0.00%, (4.386% - 1 mo. SOFR, Floor 0.00%), 8/20/47(7)	2,574	100,713
Series 2017-137, Class AS, 0.00%, (4.386% - 1 mo. SOFR, Floor 0.00%), 9/20/47(7)	3,534	134,226
Series 2020-116, Class MI, 2.00%, 8/20/50	15,723	2,051,489
Security	Principal Amount (000's omitted)	Value
Interest Only: (continued)
Series 2020-134, Class LI, 2.50%, 9/20/50	$6,930	$ 996,164
Series 2020-146, Class IQ, 2.00%, 10/20/50	16,140	1,940,648
Series 2020-146, Class QI, 2.00%, 10/20/50	8,563	1,014,537
Series 2020-149, Class NI, 2.50%, 10/20/50	12,532	1,694,621
Series 2020-151, Class AI, 2.00%, 10/20/50	47,764	5,800,939
Series 2020-151, Class HI, 2.50%, 10/20/50	1,095	163,332
Series 2020-154, Class PI, 2.50%, 10/20/50	11,107	1,498,763
Series 2020-167, Class KI, 2.00%, 11/20/50	26,397	3,165,860
Series 2020-173, Class DI, 2.00%, 11/20/50	19,923	2,409,505
Series 2020-176, Class HI, 2.50%, 11/20/50	27,322	3,705,413
Series 2020-185, Class BI, 2.00%, 12/20/50	6,815	848,781
Series 2020-191, Class AI, 2.00%, 12/20/50	25,524	2,958,910
Series 2021-15, Class AI, 2.00%, 1/20/51	29,269	3,562,582
Series 2021-23, Class TI, 2.50%, 2/20/51	10,449	1,479,146
Series 2021-30, Class AI, 2.00%, 2/20/51	3,623	436,075
Series 2021-46, Class IM, 2.50%, 3/20/51	2,389	317,394
Series 2021-56, Class SE, 0.00%, (2.30% - 30-day SOFR Average, Floor 0.00%), 10/20/50(7)	4,913	58,083
Series 2021-77, Class SB, 0.00%, (3.636% - 1 mo. SOFR, Floor 0.00%), 5/20/51(7)	11,342	279,046
Series 2021-97, Class IG, 2.50%, 8/20/49	33,596	3,913,360
Series 2021-114, Class MI, 3.00%, 6/20/51	8,420	1,417,406
Series 2021-121, Class TI, 3.00%, 7/20/51	30,348	4,094,880
Series 2021-122, Class NI, 3.00%, 7/20/51	5,619	916,055
Series 2021-125, Class SA, 0.00%, (3.636% - 1 mo. SOFR, Floor 0.00%), 7/20/51(7)	14,983	406,866
Series 2021-154, Class MI, 3.00%, 9/20/51	41,651	5,820,107
Series 2021-160, Class IT, 2.50%, 9/20/51	15,734	1,685,144
Series 2021-175, Class AS, 0.00%, (1.686% - 1 mo. SOFR, Floor 0.00%), 10/20/51(7)	24,259	169,341
Series 2021-175, Class SB, 0.00%, (1.686% - 1 mo. SOFR, Floor 0.00%), 10/20/51(7)	12,274	85,069
Series 2021-193, Class IU, 3.00%, 11/20/49	37,680	5,298,279
Series 2021-193, Class YS, 0.00%, (2.45% - 30-day SOFR Average, Floor 0.00%), 11/20/51(7)	23,251	259,751
Series 2021-201, Class PI, 3.00%, 11/20/51	23,217	2,738,247
Series 2021-209, Class IW, 3.00%, 11/20/51	16,702	2,230,343
Series 2022-104, Class IO, 2.50%, 6/20/51	22,737	3,200,724
Series 2022-119, Class CS, 0.00%, (3.00% - 30-day SOFR Average, Floor 0.00%), 7/20/52(7)	187,890	1,479,463
Series 2022-119, Class SC, 0.00%, (3.00% - 30-day SOFR Average, Floor 0.00%), 7/20/52(7)	20,877	164,385
Series 2022-119, Class TA, 0.00%, (3.90% - 30-day SOFR Average, Floor 0.00%), 7/20/52(7)	41,753	510,618

24
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Interest Only: (continued)
Series 2022-119, Class TI, 0.00%, (3.85% - 30-day SOFR Average, Floor 0.00%), 7/20/52(7)	$417,533	$ 5,088,013
Series 2022-126, Class AS, 0.00%, (3.69% - 30-day SOFR Average, Floor 0.00%), 7/20/52(7)	56,029	881,265
Series 2022-126, Class SC, 0.00%, (3.73% - 30-day SOFR Average, Floor 0.00%), 7/20/52(7)	41,753	682,883
Series 2022-135, Class SA, 0.00%, (3.00% - 30-day SOFR Average, Floor 0.00%), 6/20/52(7)	118,336	1,037,452
Series 2023-13, Class SA, 0.51%, (5.40% - 30-day SOFR Average), 1/20/53(7)	10,711	332,424
Series 2023-19, Class SD, 1.41%, (6.30% - 30-day SOFR Average), 2/20/53(7)	16,020	829,742
Series 2023-20, Class HS, 1.41%, (6.30% - 30-day SOFR Average), 2/20/53(7)	11,182	576,500
Series 2023-22, Class ES, 1.41%, (6.30% - 30-day SOFR Average), 2/20/53(7)	14,909	768,666
Series 2023-22, Class SA, 0.81%, (5.70% - 30-day SOFR Average), 2/20/53(7)	20,868	707,157
Series 2023-24, Class SB, 0.26%, (5.15% - 30-day SOFR Average), 2/20/53(7)	29,818	878,765
Series 2023-24, Class SG, 1.41%, (6.30% - 30-day SOFR Average), 2/20/53(7)	14,909	768,666
Series 2023-32, Class SA, 1.41%, (6.30% - 30-day SOFR Average), 2/20/53(7)	50,317	2,594,248
Series 2023-38, Class LS, 1.41%, (6.30% - 30-day SOFR Average), 3/20/53(7)	48,194	2,435,417
Series 2023-38, Class SD, 1.36%, (6.25% - 30-day SOFR Average), 3/20/53(7)	62,884	2,796,142
Series 2023-38, Class SG, 1.31%, (6.20% - 30-day SOFR Average), 3/20/53(7)	37,380	1,847,959
Series 2023-47, Class HS, 1.41%, (6.30% - 30-day SOFR Average), 3/20/53(7)	16,065	811,806
Series 2023-47, Class SC, 1.36%, (6.25% - 30-day SOFR Average), 3/20/53(7)	24,035	1,199,031
Series 2023-53, Class SK, 1.31%, (6.20% - 30-day SOFR Average), 4/20/53(7)	31,092	1,547,124
Series 2024-64, Class EI, 6.50%, 4/20/64	23,685	3,400,127
GS Mortgage-Backed Securities Trust:
Series 2022-PJ6, Class B4, 3.187%, 1/25/53(1)(3)	1,895	1,136,398
Series 2024-PJ1, Class B3, 7.211%, 6/25/54(1)(3)	5,716	5,835,207
JPM Lending Facility, 11.90%, (SOFR + 7.00%), 7/15/29(2)	60,225	60,189,226
LHOME Mortgage Trust:
Series 2023-RTL2, Class A1, 8.00% to 1/25/26, 6/25/28(1)(5)	2,775	2,818,366
Series 2023-RTL3, Class A1, 8.00% to 3/25/26, 8/25/28(1)(5)	13,700	13,980,077
Security	Principal Amount (000's omitted)	Value
LHOME Mortgage Trust: (continued)
Series 2023-RTL4, Class A1, 7.628% to 8/25/25, 11/25/28(1)(5)	$13,631	$ 13,910,155
MFRA Trust, Series 2023-NQM1, Class A2, 5.75% to 1/25/26, 11/25/67(1)(5)	802	804,507
NYMT Loan Trust, Series 2024-BPL1, Class A1, 7.154% to 7/25/26, 2/25/29(1)(5)	11,820	11,968,311
Onity Loan Investment Trust:
Series 2024-HB2, Class M3, 5.00%, 8/25/37(1)(3)	1,500	1,372,177
Series 2024-HB2, Class M4, 5.00%, 8/25/37(1)(3)	7,750	6,360,065
PNMAC GMSR Issuer Trust:
Series 2022-GT1, Class A, 9.107%, (30-day SOFR Average + 4.25%), 5/25/27(1)(2)	11,500	11,679,372
Series 2024-GT1, Class A, 7.938%, (1 mo. SOFR + 3.20%), 3/25/29(1)(2)	41,000	41,585,160
PRPM LLC:
Series 2024-5, Class A1, 5.689% to 10/25/25, 9/25/29(1)(5)	3,895	3,895,407
Series 2024-RCF1, Class A3, 4.00% to 1/25/26, 1/25/54(1)(5)	2,700	2,540,761
Series 2024-RCF2, Class A3, 3.75% to 3/25/26, 3/25/54(1)(5)	2,000	1,858,794
Series 2024-RCF3, Class A3, 4.00% to 5/25/26, 5/25/54(1)(5)	1,500	1,402,592
Series 2024-RCF3, Class M1, 4.00% to 5/25/26, 5/25/54(1)(5)	1,000	931,920
Series 2024-RCF3, Class M2, 4.00% to 5/25/26, 5/25/54(1)(5)	4,000	3,425,128
Series 2024-RCF4, Class M1, 4.00% to 7/25/26, 7/25/54(1)(5)	3,100	2,826,188
Series 2024-RCF5, Class M1, 4.00% to 8/25/26, 8/25/54(1)(5)	4,003	3,599,094
Radnor RE Ltd., Series 2022-1, Class M1A, 8.607%, (30-day SOFR Average + 3.75%), 9/25/32(1)(2)	2,746	2,771,560
Rain City Mortgage Trust, Series 2024-RTL1, Class A1, 6.53%, 11/25/29(1)(3)	7,350	7,361,778
Saluda Grade Alternative Mortgage Trust:
Series 2024-RTL4, Class A1, 7.50% to 7/25/26, 2/25/30(1)(5)	15,500	15,638,189
Series 2024-RTL5, Class A1, 7.762% to 9/25/26, 4/25/30(1)(5)	12,000	12,204,481
Sequoia Mortgage Trust, Series 2024-3, Class B4, 6.498%, 4/25/54(1)(3)	1,539	1,452,932
Unison Trust, Series 2021-1, Class A, 4.50%, 4/25/50(1)(3)	50,690	47,713,527
Total Collateralized Mortgage Obligations (identified cost $2,090,765,845)		$2,029,620,680

25
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Commercial Mortgage-Backed Securities — 1.3%
Security	Principal Amount* (000's omitted)		Value
BAMLL Trust:
Series 2024-BHP, Class B, 7.704%, (1 mo. SOFR + 2.90%), 8/15/39(1)(2)		8,000	$ 8,048,688
Series 2024-BHP, Class C, 8.404%, (1 mo. SOFR + 3.60%), 8/15/39(1)(2)		1,700	1,712,126
BFLD Mortgage Trust, Series 2024-VICT, Class A, 6.694%, (1 mo. SOFR + 1.89%), 7/15/41(1)(2)		3,300	3,306,362
BPR Commercial Mortgage Trust, Series 2024-PARK, Class D, 11/5/39(1)(4)		2,700	2,700,000
BX Commercial Mortgage Trust, Series 2022-CSMO, Class B, 7.945%, (1 mo. SOFR + 3.141%), 6/15/27(1)(2)		12,000	12,080,393
GWT Trust, Series 2024-WLF2, Class D, 7.743%, (1 mo. SOFR + 2.939%), 5/15/41(1)(2)		8,000	8,061,358
Harvest Commercial Capital Loan Trust, Series 2019-1, Class M6, 6.337%, 9/25/46(1)(3)		5,000	4,382,541
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C22, Class D, 4.498%, 9/15/47(1)(3)		895	540,764
Series 2014-C25, Class D, 3.963%, 11/15/47(1)(3)		5,855	2,899,527
ROCK Trust:
Series 2024-CNTR, Class B, 5.93%, 11/13/41(1)		3,850	3,881,765
Series 2024-CNTR, Class D, 7.109%, 11/13/41(1)		1,750	1,773,901
Taubman Centers Commercial Mortgage Trust, Series 2022-DPM, Class B, 7.736%, (1 mo. SOFR + 2.932%), 5/15/37(1)(2)		9,245	9,282,827
U.K. Logistics DAC, Series 2024-1A, Class E, 9.98%, (SONIA + 5.00), 5/17/34(1)(2)	GBP	2,250	2,925,861
WF-RBS Commercial Mortgage Trust, Series 2014-C24, Class D, 3.692%, 11/15/47(1)		4,000	2,477,534
Total Commercial Mortgage-Backed Securities (identified cost $67,726,700)			$ 64,073,647

Common Stocks — 0.1%
Security	Shares	Value
Bulgaria — 0.1%
Eurohold Bulgaria AD(10)	5,122,844	$ 4,075,482
		$ 4,075,482
Colombia — 0.0%(11)
Canacol Energy Ltd.	147,000	$ 297,727
		$ 297,727
Security	Shares	Value
Iceland — 0.0%(11)
Siminn Hf.	2,023,336	$ 172,520
		$ 172,520
Total Common Stocks (identified cost $5,613,276)		$ 4,545,729

Convertible Bonds — 2.6%
Security	Principal Amount (000's omitted)		Value
Australia — 0.0%(11)
Glencore Funding LLC, 0.00%, 3/27/25(12)	USD	1,400	$ 1,406,769
			$ 1,406,769
Canada — 0.0%(11)
Shopify, Inc., 0.125%, 11/1/25	USD	1,395	$ 1,343,385
			$ 1,343,385
China — 0.4%
Alibaba Group Holding Ltd., 0.50%, 6/1/31(1)	USD	3,676	$ 4,243,023
H World Group Ltd., 3.00%, 5/1/26	USD	725	824,325
JD.com, Inc., 0.25%, 6/1/29(1)	USD	1,645	1,884,348
Li Auto, Inc., 0.25%, 5/1/28	USD	890	1,044,638
Meituan, 0.00%, 4/27/27(12)	USD	4,400	4,304,300
PDD Holdings, Inc., 0.00%, 12/1/25	USD	2,001	1,966,983
Poseidon Finance 1 Ltd., 0.00%, 2/1/25(12)	USD	1,260	1,344,735
Sunac China Holdings Ltd., 1.00% PIK, 9/30/32(12)	USD	258	28,367
Trip.com Group Ltd., 0.75%, 6/15/29(1)	USD	1,700	2,006,850
ZTO Express Cayman, Inc., 1.50%, 9/1/27	USD	1,308	1,354,107
			$ 19,001,676
France — 0.0%(11)
Veolia Environnement SA, 0.00%, 1/1/25(12)	EUR	2,000	$ 680,269
			$ 680,269
Singapore — 0.1%
Sea Ltd., 2.375%, 12/1/25	USD	2,090	$ 2,500,685
STMicroelectronics NV, Series A, 0.00%, 8/4/25(12)	USD	400	387,729
			$ 2,888,414
South Korea — 0.0%(11)
LG Chem Ltd., 1.60%, 7/18/30(12)	USD	700	$ 662,550
			$ 662,550

26
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Security	Principal Amount (000's omitted)		Value
Spain — 0.0%(11)
Cellnex Telecom SA, 0.50%, 7/5/28(12)	EUR	800	$ 911,770
			$ 911,770
Tanzania — 0.0%(11)
HTA Group Ltd., 2.875%, 3/18/27(12)	USD	600	$ 553,835
			$ 553,835
United Kingdom — 0.0%(11)
Barclays Bank PLC, 1.00%, 2/16/29	USD	1,151	$ 1,167,390
			$ 1,167,390
United States — 2.1%
Airbnb, Inc., 0.00%, 3/15/26	USD	2,025	$ 1,889,325
Akamai Technologies, Inc., 1.125%, 2/15/29	USD	2,715	2,754,367
Alnylam Pharmaceuticals, Inc., 1.00%, 9/15/27	USD	1,230	1,405,275
Amphastar Pharmaceuticals, Inc., 2.00%, 3/15/29	USD	1,210	1,302,324
Axon Enterprise, Inc., 0.50%, 12/15/27	USD	870	1,647,780
Bentley Systems, Inc., 0.125%, 1/15/26	USD	1,325	1,311,087
BILL Holdings, Inc., 0.00%, 12/1/25	USD	970	911,800
BioMarin Pharmaceutical, Inc., 1.25%, 5/15/27	USD	1,500	1,408,875
BlackLine, Inc., 0.00%, 3/15/26	USD	975	915,586
Block, Inc., 0.25%, 11/1/27	USD	1,990	1,722,245
Burlington Stores, Inc., 2.25%, 4/15/25	USD	845	995,833
Carnival Corp., 5.75%, 12/1/27	USD	630	1,153,136
Cloudflare, Inc., 0.00%, 8/15/26	USD	1,200	1,114,200
Confluent, Inc., 0.00%, 1/15/27(1)	USD	1,285	1,145,578
Cytokinetics, Inc., 3.50%, 7/1/27	USD	665	834,575
Datadog, Inc., 0.125%, 6/15/25	USD	1,045	1,452,550
Dayforce, Inc., 0.25%, 3/15/26	USD	665	632,083
Dexcom, Inc., 0.375%, 5/15/28	USD	965	855,955
DraftKings Holdings, Inc., 0.00%, 3/15/28	USD	1,725	1,460,212
Duke Energy Corp., 4.125%, 4/15/26	USD	1,330	1,408,470
Enovis Corp., 3.875%, 10/15/28	USD	1,250	1,300,625
Enphase Energy, Inc., 0.00%, 3/1/26	USD	1,045	972,634
Envista Holdings Corp., 1.75%, 8/15/28	USD	1,120	1,015,000
Etsy, Inc., 0.25%, 6/15/28	USD	1,520	1,245,333
Euronet Worldwide, Inc., 0.75%, 3/15/49	USD	560	553,000
Evergy, Inc., 4.50%, 12/15/27(1)	USD	1,295	1,400,219
Evolent Health, Inc., 3.50%, 12/1/29(1)	USD	805	817,075
Exact Sciences Corp.:
0.375%, 3/1/28	USD	1,415	1,318,780
2.00%, 3/1/30(1)	USD	500	568,750
Expedia Group, Inc., 0.00%, 2/15/26	USD	1,120	1,084,720
Federal Realty OP LP, 3.25%, 1/15/29(1)	USD	975	1,003,275
Security	Principal Amount (000's omitted)		Value
United States (continued)
Five9, Inc., 1.00%, 3/15/29(1)	USD	1,635	$ 1,391,794
Ford Motor Co., 0.00%, 3/15/26	USD	2,200	2,145,000
Global Payments, Inc., 1.50%, 3/1/31(1)	USD	2,600	2,492,100
Haemonetics Corp., 2.50%, 6/1/29(1)	USD	540	516,240
Halozyme Therapeutics, Inc., 1.00%, 8/15/28	USD	1,155	1,276,275
Insmed, Inc., 0.75%, 6/1/28	USD	305	648,125
Insulet Corp., 0.375%, 9/1/26	USD	1,200	1,416,300
Integra LifeSciences Holdings Corp., 0.50%, 8/15/25	USD	560	534,660
InterDigital, Inc., 3.50%, 6/1/27	USD	455	897,033
Ionis Pharmaceuticals, Inc., 1.75%, 6/15/28	USD	1,310	1,329,322
Itron, Inc., 0.00%, 3/15/26	USD	750	798,750
Jazz Investments I Ltd.:
2.00%, 6/15/26	USD	1,305	1,293,581
3.125%, 9/15/30(1)	USD	200	206,300
Lantheus Holdings, Inc., 2.625%, 12/15/27	USD	940	1,454,415
Liberty Broadband Corp., 3.125%, 3/31/53(1)	USD	1,075	1,066,508
Liberty Media Corp.-Liberty Formula One, 2.25%, 8/15/27	USD	1,255	1,394,401
Live Nation Entertainment, Inc., 2.00%, 2/15/25	USD	770	866,436
Lumentum Holdings, Inc., 0.50%, 6/15/28	USD	665	579,548
Marriott Vacations Worldwide Corp., 3.25%, 12/15/27	USD	1,170	1,080,495
Match Group Financeco 3, Inc., 2.00%, 1/15/30(1)	USD	750	664,944
Merit Medical Systems, Inc., 3.00%, 2/1/29(1)	USD	855	1,108,935
Microchip Technology, Inc., 0.75%, 6/1/30(1)	USD	1,445	1,396,231
MongoDB, Inc., 0.25%, 1/15/26	USD	600	802,350
NCL Corp. Ltd., 1.125%, 2/15/27	USD	1,610	1,671,039
NextEra Energy Capital Holdings, Inc., 3.00%, 3/1/27(1)	USD	1,440	1,789,920
NextEra Energy Partners LP, 2.50%, 6/15/26(1)	USD	1,730	1,626,705
NRG Energy, Inc., 2.75%, 6/1/48	USD	505	1,112,010
NuVasive, Inc., 0.375%, 3/15/25	USD	805	792,093
Okta, Inc., 0.125%, 9/1/25	USD	1,075	1,033,613
ON Semiconductor Corp., 0.50%, 3/1/29	USD	2,535	2,540,197
Pacira BioSciences, Inc., 2.125%, 5/15/29(1)	USD	535	433,148
Palo Alto Networks, Inc., 0.375%, 6/1/25	USD	580	2,104,240
PG&E Corp., 4.25%, 12/1/27(1)	USD	1,885	2,057,949
Post Holdings, Inc., 2.50%, 8/15/27	USD	1,140	1,305,870
PPL Capital Funding, Inc., 2.875%, 3/15/28	USD	1,275	1,335,881
Rapid7, Inc.:
0.25%, 3/15/27	USD	325	303,063
1.25%, 3/15/29	USD	400	383,067
Rivian Automotive, Inc., 4.625%, 3/15/29	USD	1,385	1,207,720
Sarepta Therapeutics, Inc., 1.25%, 9/15/27	USD	1,110	1,254,855

27
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Security	Principal Amount (000's omitted)		Value
United States (continued)
Shift4 Payments, Inc., 0.50%, 8/1/27	USD	1,525	$ 1,566,937
Snap, Inc., 0.00%, 5/1/27	USD	1,375	1,184,672
Snowflake, Inc., 0.00%, 10/1/29(1)	USD	1,495	1,527,890
Southwest Airlines Co., 1.25%, 5/1/25	USD	747	757,271
Spotify USA, Inc., 0.00%, 3/15/26	USD	1,325	1,336,156
Super Micro Computer, Inc., 0.00%, 3/1/29(1)	USD	1,545	1,200,465
Tyler Technologies, Inc., 0.25%, 3/15/26	USD	1,240	1,569,220
Uber Technologies, Inc., 0.00%, 12/15/25	USD	2,235	2,407,095
Western Digital Corp., 3.00%, 11/15/28(1)	USD	1,180	1,687,990
Wolfspeed, Inc., 1.875%, 12/1/29	USD	1,695	852,585
Workiva, Inc., 1.25%, 8/15/28	USD	1,400	1,327,830
Ziff Davis, Inc., 1.75%, 11/1/26	USD	630	587,081
Zscaler, Inc., 0.125%, 7/1/25	USD	1,025	1,297,650
			$ 101,214,622
Total Convertible Bonds (identified cost $124,789,577)			$ 129,830,680

Convertible Preferred Stocks — 0.1%
Security	Shares	Value
United States — 0.1%
Bank of America Corp., Series L, 7.25%	2,150	$ 2,655,250
Wells Fargo & Co., Series L, Class A, 7.50%	2,400	2,963,712
Total Convertible Preferred Stocks (identified cost $5,508,019)		$ 5,618,962

Exchange-Traded Funds — 0.2%
Security	Shares	Value

ProShares Short VIX Short-Term Futures ETF	224,200	$ 10,293,022
Total Exchange-Traded Funds (identified cost $11,075,571)		$ 10,293,022

Foreign Corporate Bonds — 6.7%
Security	Principal Amount (000's omitted)		Value
Argentina — 0.2%
Generacion Mediterranea SA/Central Termica Roca SA:
11.00%, 11/1/31(1)	USD	2,233	$ 2,209,977
Security	Principal Amount (000's omitted)		Value
Argentina (continued)
Generacion Mediterranea SA/Central Termica Roca SA: (continued)
12.50%, 5/28/27(1)	USD	723	$ 702,631
Pan American Energy LLC, 8.50%, 4/30/32(1)	USD	3,159	3,341,037
Telecom Argentina SA, 9.50%, 7/18/31(1)	USD	1,796	1,854,370
Transportadora de Gas del Sur SA, 8.50%, 7/24/31(1)	USD	1,529	1,589,192
			$ 9,697,207
Brazil — 1.0%
Coruripe Netherlands BV, 10.00%, 2/10/27(12)	USD	6,807	$ 6,597,884
Gol Finance SA, 15.185%, (1 mo. SOFR + 10.50%), 1/29/25(1)(2)	USD	1,176	1,230,909
MV24 Capital BV, 6.748%, 6/1/34(12)	USD	5,537	5,377,386
NewCo Holding USD 20 SARL, 9.375%, 11/7/29(1)(13)	USD	5,843	5,834,235
OHI Group SA:
13.00%, 7/22/29(1)	USD	10,990	10,869,110
13.00%, 7/22/29(12)	USD	1,774	1,754,486
Samarco Mineracao SA, 9.00%, 6/30/31(12)(14)	USD	12,699	12,067,750
Vale SA, Series A6, 0.00%(15)(16)	BRL	14,736	841,221
Yinson Boronia Production BV, 8.947%, 7/31/42(1)	USD	5,995	6,365,236
			$ 50,938,217
Cameroon — 0.1%
Golar LNG Ltd., 7.75%, 9/19/29(1)(12)	USD	4,200	$ 4,184,932
			$ 4,184,932
Canada — 0.0%(11)
Aris Gold Corp., 7.50%, 8/26/27	USD	1,822	$ 1,830,696
			$ 1,830,696
Chile — 0.0%(11)
AES Andes SA, 6.35% to 1/7/25, 10/7/79(12)(17)	USD	1,001	$ 995,318
			$ 995,318
China — 0.3%
China Oil & Gas Group Ltd., 4.70%, 6/30/26(12)	USD	6,097	$ 5,638,887
Greentown China Holdings Ltd., 4.70%, 4/29/25(12)	USD	5,602	5,549,375
Kaisa Group Holdings Ltd., 9.375%, 6/30/24(12)(18)	USD	850	42,500
KWG Group Holdings Ltd., 7.875%, 8/30/24(18)	USD	519	45,477
Shimao Group Holdings Ltd., 5.60%, 7/15/26(12)(18)	USD	4,343	292,718
Sunac China Holdings Ltd.:
6.00%, (5.00% cash or 6.00% PIK), 9/30/26(12)(14)	USD	219	38,348

28
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Security	Principal Amount (000's omitted)		Value
China (continued)
Sunac China Holdings Ltd.: (continued)
6.25%, (5.25% cash or 6.25% PIK), 9/30/27(12)(14)	USD	220	$ 36,380
6.50%, (5.50% cash or 6.50% PIK), 9/30/27(12)(14)	USD	440	69,362
6.75%, (5.75% cash or 6.75% PIK), 9/30/28(12)(14)	USD	662	102,639
7.00%, (6.00% cash or 7.00% PIK), 9/30/29(12)(14)	USD	664	95,420
7.25%, (6.25% cash or 7.25% PIK), 9/30/30(12)(14)	USD	313	42,978
Times China Holdings Ltd.:
5.55%, 6/4/24(12)(18)	USD	2,221	86,064
6.75%, 7/16/23(12)(18)	USD	1,041	40,339
West China Cement Ltd., 4.95%, 7/8/26(12)	USD	2,620	1,991,200
Yanlord Land HK Co. Ltd., 5.125%, 5/20/26(12)	USD	200	188,743
			$ 14,260,430
Colombia — 0.5%
ABRA Global Finance, 14.00%, (6.00% cash and 8.00% PIK), 10/22/29(1)	USD	5,075	$ 5,144,781
Banco Davivienda SA, 6.65% to 4/22/31(12)(15)(17)	USD	1,417	1,188,412
Banco de Occidente SA, 10.875% to 5/13/29, 8/13/34(12)(17)	USD	6,370	6,975,373
Bancolombia SA, 8.625% to 6/24/29, 12/24/34(17)	USD	5,635	5,874,679
Canacol Energy Ltd., 5.75%, 11/24/28(12)	USD	6,429	3,301,677
			$ 22,484,922
Costa Rica — 0.0%(11)
Liberty Costa Rica Senior Secured Finance, 10.875%, 1/15/31(1)	USD	2,290	$ 2,457,456
			$ 2,457,456
Cyprus — 0.0%(11)
Bank of Cyprus PLC, 11.875% to 12/21/28(12)(15)(17)	EUR	213	$ 268,502
			$ 268,502
Georgia — 0.3%
Bank of Georgia JSC:
9.50% to 7/16/29(1)(15)(17)	USD	200	$ 196,245
9.50% to 7/16/29(12)(15)(17)	USD	5,310	5,212,311
TBC Bank JSC:
8.894% to 11/6/26(12)(15)(17)	USD	3,132	3,029,484
10.25% to 7/30/29(12)(15)(17)	USD	5,170	5,133,630
			$ 13,571,670
Security	Principal Amount (000's omitted)		Value
Ghana — 0.2%
Kosmos Energy Ltd., 8.75%, 10/1/31(12)	USD	6,700	$ 6,537,836
Tullow Oil PLC, 10.25%, 5/15/26(12)	USD	2,891	2,646,767
			$ 9,184,603
Greece — 0.3%
Alpha Services & Holdings SA, 7.50% to 6/10/30(12)(15)(17)	EUR	5,109	$ 5,552,806
Piraeus Financial Holdings SA:
7.25% to 1/17/29, 4/17/34(12)(17)	EUR	2,200	2,590,476
8.75% to 6/16/26(12)(15)(17)	EUR	5,786	6,510,256
			$ 14,653,538
Hong Kong — 0.3%
CAS Capital No. 1 Ltd., 4.00% to 7/12/26(12)(15)(17)	USD	4,028	$ 3,858,079
Elect Global Investments Ltd., 4.10% to 6/3/25(12)(15)(17)	USD	3,278	3,166,548
Yuexiu REIT MTN Co. Ltd., 2.65%, 2/2/26(12)	USD	5,996	5,695,939
			$ 12,720,566
Hungary — 0.1%
MBH Bank Nyrt, 8.625% to 10/19/26, 10/19/27(12)(17)	EUR	2,758	$ 3,201,120
OTP Bank Nyrt, 8.75% to 2/15/28, 5/15/33(12)(17)	USD	2,538	2,700,432
			$ 5,901,552
Iceland — 0.0%
Wow Air Hf.:
0.00%(15)(18)(19)	EUR	20	$ 0
0.00%, (3 mo. EURIBOR + 9.00%)(15)(18)(19)	EUR	900	0
			$ 0
India — 0.1%
Piramal Capital & Housing Finance Ltd., 7.80%, 1/29/28(12)	USD	3,284	$ 3,317,165
Vedanta Resources Finance II PLC, 13.875%, 12/9/28(12)	USD	3,866	3,898,298
			$ 7,215,463
Indonesia — 0.3%
Indika Energy Tbk. PT, 8.75%, 5/7/29(1)	USD	6,151	$ 6,332,255
LLPL Capital Pte. Ltd., 6.875%, 2/4/39(12)	USD	3,454	3,533,757
Minejesa Capital BV:
4.625%, 8/10/30(12)	USD	1,315	1,282,356
5.625%, 8/10/37(12)	USD	1,343	1,266,180
			$ 12,414,548

29
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Security	Principal Amount (000's omitted)		Value
Luxembourg — 0.2%
FORESEA Holding SA, 7.50%, 6/15/30(12)	USD	8,629	$ 8,287,137
			$ 8,287,137
Mexico — 0.9%
Alpha Holding SA de CV:
9.00%, 2/10/25(12)(18)	USD	2,654	$ 33,172
10.00%, 12/19/22(12)(18)	USD	1,440	17,997
Banco Mercantil del Norte SA:
5.875% to 1/24/27(12)(15)(17)	USD	433	418,834
7.625% to 1/10/28(12)(15)(17)	USD	563	559,087
8.375% to 10/14/30(12)(15)(17)	USD	1,314	1,351,684
BBVA Bancomer SA:
5.125% to 1/17/28, 1/18/33(12)(17)	USD	2,994	2,793,993
8.45% to 6/29/33, 6/29/38(1)(17)	USD	1,771	1,863,740
8.45% to 6/29/33, 6/29/38(12)(17)	USD	2,443	2,570,930
Controladora Mabe SA de CV, 5.60%, 10/23/28(12)	USD	2,200	1,905,783
Fideicomiso Irrevocable de Administracion y Fuente de Pago Numero CIB, 13.00% to 9/12/27, (11.00% cash and 2.00% PIK), 9/12/30(12)(14)	USD	5,370	5,569,764
Financiera Independencia SAB de CV SOFOM ENR, 10.00% to 3/1/26, 3/1/28(5)(12)	USD	1,304	1,300,740
Grupo Aeromexico SAB de CV, 8.625%, 11/15/31(1)(13)	USD	8,434	8,431,892
Petroleos Mexicanos:
6.75%, 9/21/47	USD	3,869	2,772,623
6.84%, 1/23/30	USD	11,039	10,200,510
Total Play Telecomunicaciones SA de CV:
6.375%, 9/20/28(12)	USD	3,653	2,048,060
10.50%, 12/31/28(12)	USD	476	409,717
10.50%, 12/31/28(1)	USD	1,896	1,631,984
			$ 43,880,510
Moldova — 0.0%(11)
Aragvi Finance International DAC, 8.45%, 4/29/26(12)	USD	2,597	$ 2,588,690
			$ 2,588,690
Nigeria — 0.1%
Access Bank PLC, 6.125%, 9/21/26(12)	USD	5,851	$ 5,588,202
			$ 5,588,202
Panama — 0.0%(11)
AES Panama Generation Holdings SRL, 4.375%, 5/31/30(12)	USD	2,405	$ 2,125,777
			$ 2,125,777
Security	Principal Amount (000's omitted)		Value
Paraguay — 0.1%
Frigorifico Concepcion SA:
7.70%, 7/21/28(1)	USD	2,421	$ 1,705,922
7.70%, 7/21/28(12)(20)	USD	3,388	2,387,305
			$ 4,093,227
Peru — 0.3%
Auna SA:
10.00%, 12/15/29(1)	USD	5,696	$ 6,037,231
10.00%, 12/15/29(12)	USD	1,200	1,271,921
Camposol SA, 6.00%, 2/3/27(12)	USD	1,808	1,662,036
Peru LNG SRL, 5.375%, 3/22/30(12)	USD	4,319	3,879,834
Telefonica del Peru SAA, 7.375%, 4/10/27(12)	PEN	4,500	894,905
			$ 13,745,927
Romania — 0.1%
Banca Transilvania SA:
7.25% to 12/7/27, 12/7/28(12)(17)	EUR	2,058	$ 2,400,215
8.875% to 4/27/26, 4/27/27(12)(17)	EUR	482	555,570
			$ 2,955,785
Russia — 0.0%
Tinkoff Bank JSC Via TCS Finance Ltd., 6.00% to 12/20/26(12)(15)(17)(18)(19)	USD	1,226	$ 0
			$ 0
Saint Lucia — 0.1%
Digicel Intermediate Holdings Ltd./Digicel International Finance Ltd./DIFL U.S., 12.00%, (9.00% cash and 3.00% PIK), 5/25/27	USD	7,242	$ 7,282,839
			$ 7,282,839
Singapore — 0.1%
Puma International Financing SA, 7.75%, 4/25/29(1)	USD	2,737	$ 2,798,617
			$ 2,798,617
Togo — 0.0%(11)
Ecobank Transnational, Inc., 10.125%, 10/15/29(1)	USD	2,475	$ 2,560,140
			$ 2,560,140
Turkey — 0.4%
Eregli Demir ve Celik Fabrikalari TAS, 8.375%, 7/23/29(12)	USD	3,471	$ 3,570,895
Limak Iskenderun Uluslararasi Liman Isletmeciligi AS, 9.50%, 7/10/36(12)	USD	3,213	3,045,833

30
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Security	Principal Amount (000's omitted)		Value
Turkey (continued)
WE Soda Investments Holding PLC, 9.50%, 10/6/28(12)	USD	4,506	$ 4,657,852
Zorlu Enerji Elektrik Uretim AS, 11.00%, 4/23/30(12)	USD	7,402	7,428,079
			$ 18,702,659
Ukraine — 0.0%(11)
Kernel Holding SA, 6.75%, 10/27/27(12)	USD	503	$ 301,800
			$ 301,800
United Arab Emirates — 0.1%
Ittihad International Ltd., 9.75%, 11/9/28(12)	USD	5,060	$ 5,191,049
			$ 5,191,049
United Kingdom — 0.1%
Avianca Midco 2 PLC:
9.00%, 12/1/28(12)	USD	1,331	$ 1,316,332
9.00%, 12/1/28(12)	USD	5,158	5,100,208
			$ 6,416,540
Uzbekistan — 0.2%
Ipoteka-Bank ATIB, 20.50%, 4/25/27(12)	UZS	51,340,000	$ 4,016,001
Uzbek Industrial & Construction Bank ATB, 8.95%, 7/24/29(12)	USD	5,025	5,064,635
			$ 9,080,636
Venezuela — 0.2%
Petroleos de Venezuela SA:
5.375%, 4/12/27(12)(18)	USD	5,670	$ 563,456
5.50%, 4/12/37(12)(18)	USD	817	80,922
6.00%, 10/28/22(12)(18)	USD	2,115	169,226
6.00%, 5/16/24(12)(18)	USD	13,368	1,289,980
6.00%, 11/15/26(12)(18)	USD	60,694	5,917,632
9.00%, 11/17/21(12)(18)	USD	344	35,339
9.75%, 5/17/35(12)(18)	USD	1,954	221,802
12.75%, 2/17/22(12)(18)	USD	928	104,230
			$ 8,382,587
Vietnam — 0.1%
Mong Duong Finance Holdings BV, 5.125%, 5/7/29(12)	USD	2,841	$ 2,773,624
			$ 2,773,624
Total Foreign Corporate Bonds (identified cost $338,382,426)			$ 329,535,366

Government National Mortgage Association Participation Agreements — 2.4%
Security	Principal Amount (000's omitted)	Value
Government National Mortgage Association Participation Agreements:
6.672%, 1/1/59(21)	$18,268	$ 18,360,074
7.35%, 9/15/25(21)	96,675	97,163,500
Total Government National Mortgage Association Participation Agreements (identified cost $107,741,078)		$ 115,523,574

Insurance Linked Securities — 2.6%
Security	Shares	Value
Reinsurance Side Cars — 1.5%
Eden Re II Ltd.:
Series 2021A, 0.00%, 3/21/25(1)(19)(22)(23)	41,325	$ 950
Series 2021B, 0.00%, 3/21/25(1)(19)(22)(23)	394,291	59,538
Series 2022B, 0.00%, 3/20/26(1)(19)(22)(23)	21,257	20,229
Series 2022A, 0.00%, 3/20/26(1)(19)(22)(23)	79,810	51,238
Series 2023A, 0.00%, 3/19/27(1)(19)(22)(23)	257,143	952,946
Series 2023B, 0.00%, 3/19/27(1)(19)(22)(23)	31,162	650,020
Series 2024A, 0.00%, 3/17/28(1)(19)(22)(23)	7,700,000	8,798,790
Series 2024B, 0.00%, 3/17/28(1)(19)(22)(23)	26,300,000	30,481,700
Mt. Logan Re Ltd.:
Series 13, Preference Shares(19)(23)(24)	10,000	23,052,782
Series 17, Preference Shares(10)(19)(23)(24)	860	1,956,496
Series 19, Preference Shares(10)(19)(23)(24)	7,464	10,324,497
		$ 76,349,186
Segregated Account/Funds — 1.1%
1863 Fund Ltd. - Core Nat Cat Fund(19)(23)	13,000	$ 13,544,700
PartnerRe ILS Fund SAC Ltd.(19)(23)(24)	34,000	38,341,800
		$ 51,886,500
Total Insurance Linked Securities (identified cost $96,067,048)		$ 128,235,686

31
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Loan Participation Notes — 0.2%
Security	Principal Amount (000's omitted)		Value
Uzbekistan — 0.2%
Daryo Finance BV (borrower - Uzbek Industrial and Construction Bank ATB), 18.75%, 6/15/25(12)(19)(25)	UZS	97,751,435	$ 7,687,958
Europe Asia Investment Finance BV (borrower - Joint Stock Commercial Bank “Asaka”), 18.70%, 7/21/26(12)(19)(25)	UZS	3,683,800	288,103
Total Loan Participation Notes (identified cost $8,881,132)			$ 7,976,061

Preferred Stocks — 0.2%
Security	Principal Amount/ Shares	Value
United States — 0.2%
AH Parent, Inc. (Alliant), Series A, 10% cash or 10.50% PIK(10)(24)	$8,000,000	$ 7,898,672
Boeing Co., 6.00%(10)	27,000	1,450,710
Hewlett Packard Enterprise Co., 7.625%(10)	16,000	925,600
Total Preferred Stocks (identified cost $10,030,000)		$ 10,274,982

Senior Floating-Rate Loans — 0.4%(26)
Borrower/Description	Principal Amount (000's omitted)	Value
Brazil — 0.0%(11)
Clealco Acucar E Alcool SA, Term Loan, 13.783%, (SOFR + 10.00%), 12/31/24	$456	$ 456,039
		$ 456,039
Jamaica — 0.1%
Digicel International Finance Ltd., Term Loan, 11.335%, (SOFR + 6.75%), 5/25/27	$4,826	$ 4,824,735
		$ 4,824,735
Paraguay — 0.1%
Frigorifico Concepcion SA, Term Loan, 10.494%, (SOFR + 5.50%), 12/8/26	$5,420	$ 5,480,975
		$ 5,480,975
Borrower/Description	Principal Amount (000's omitted)	Value
United States — 0.1%
HTA Group Ltd.:
Term Loan, 9.641%, (SOFR + 4.31%), 9/13/28	$690	$ 686,550
Term Loan, 9.641%, (SOFR + 4.31%), 9/13/28	4,250	4,228,750
		$ 4,915,300
Uzbekistan — 0.1%
Navoi Mining & Metallurgical Co., Term Loan, 9.407%, (SOFR + 4.76%), 4/23/27	$2,788	$ 2,781,190
		$ 2,781,190
Total Senior Floating-Rate Loans (identified cost $18,259,024)		$ 18,458,239

Sovereign Government Bonds — 13.1%
Security	Principal Amount (000's omitted)		Value
Benin — 0.1%
Benin Government International Bonds:
4.875%, 1/19/32(12)	EUR	120	$ 116,793
6.875%, 1/19/52(12)	EUR	2,774	2,520,676
			$ 2,637,469
Colombia — 0.6%
Titulos De Tesoreria B, 2.25%, 4/18/29	COP	142,245,143	$ 28,260,911
			$ 28,260,911
Czech Republic — 1.1%
Czech Republic Government Bonds, 2.00%, 10/13/33	CZK	1,436,300	$ 52,319,890
			$ 52,319,890
Dominican Republic — 0.6%
Dominican Republic Bonds:
12.00%, 8/8/25(1)	DOP	450,030	$ 7,570,418
12.75%, 9/23/29(1)	DOP	794,700	14,719,285
13.625%, 2/3/33(1)	DOP	8,000	160,344
Dominican Republic Central Bank Notes:
12.00%, 10/3/25(1)	DOP	299,010	5,045,308
13.00%, 12/5/25(1)	DOP	12,940	219,223
			$ 27,714,578

32
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Security	Principal Amount (000's omitted)		Value
Egypt — 0.1%
Egypt Government International Bonds, 5.625%, 4/16/30(12)	EUR	5,830	$ 5,394,752
			$ 5,394,752
Iceland — 0.3%
Republic of Iceland:
4.50%, 2/17/42	ISK	1,468,763	$ 8,702,220
6.50%, 1/24/31	ISK	285,839	2,050,581
7.00%, 9/17/35	ISK	553,340	4,202,045
			$ 14,954,846
New Zealand — 4.3%
New Zealand Government Bonds:
2.75%, 4/15/37(12)(20)	NZD	261,294	$ 127,677,913
5.00%, 5/15/54(20)	NZD	143,631	85,782,270
			$ 213,460,183
Peru — 1.6%
Peru Government Bonds:
5.40%, 8/12/34	PEN	164,383	$ 39,140,553
6.714%, 2/12/55	PEN	5,641	1,422,392
6.90%, 8/12/37	PEN	23,446	6,055,892
7.60%, 8/12/39(1)(12)	PEN	112,317	30,553,687
			$ 77,172,524
Serbia — 0.6%
Serbia Treasury Bonds, 4.50%, 8/20/32	RSD	3,319,480	$ 30,114,695
			$ 30,114,695
South Africa — 3.3%
Republic of South Africa Government Bonds:
8.50%, 1/31/37	ZAR	413,920	$ 19,703,200
8.875%, 2/28/35	ZAR	2,564,040	130,323,647
10.875%, 3/31/38	ZAR	230,000	12,758,115
			$ 162,784,962
Suriname — 0.3%
Suriname Government International Bonds:
0.00%, Oil-Linked, 12/31/50(1)	USD	3,652	$ 3,725,040
7.95%, (4.95% cash and 3.00% PIK), 7/15/33(1)	USD	9,267	8,827,124
			$ 12,552,164
Uzbekistan — 0.1%
National Bank of Uzbekistan, 8.50%, 7/5/29(12)	USD	6,280	$ 6,452,562
Security	Principal Amount (000's omitted)		Value
Uzbekistan (continued)
Republic of Uzbekistan Bonds, 16.25%, 10/12/26(12)	UZS	6,450,000	$ 507,861
			$ 6,960,423
Venezuela — 0.1%
Venezuela Government International Bonds:
6.00%, 12/9/20(12)(18)	USD	799	$ 98,600
7.00%, 3/31/38(12)(18)	USD	183	25,429
7.65%, 4/21/25(12)(18)	USD	37	5,172
7.75%, 10/13/19(12)(18)	USD	1,813	235,094
8.25%, 10/13/24(12)(18)	USD	4,000	556,845
9.25%, 9/15/27(18)	USD	23,637	3,648,962
9.25%, 5/7/28(12)(18)	USD	13,236	1,976,821
11.75%, 10/21/26(12)(18)	USD	586	94,680
11.95%, 8/5/31(12)(18)	USD	3,727	585,312
12.75%, 8/23/22(12)(18)	USD	610	97,075
			$ 7,323,990
Total Sovereign Government Bonds (identified cost $644,268,482)			$ 641,651,387

U.S. Department of Agriculture Loans — 0.6%
Security	Principal Amount (000's omitted)	Value
Louisiana Pepper Exchange LLC, 7.50%, 2/16/43	$11,376	$ 11,378,275
USDA Guaranteed Loans:
7.50%, (U.S. (Fed) Prime Rate - 0.50%), 2/16/43(2)	14,593	14,595,438
7.50%, (U.S. (Fed) Prime Rate - 0.50%), 2/16/63(2)	1,406	1,405,951
Total U.S. Department of Agriculture Loans (identified cost $27,375,007)		$ 27,379,664

U.S. Government Agency Commercial Mortgage-Backed Securities — 0.3%
Security	Principal Amount (000's omitted)	Value
FRESB Mortgage Trust:
Interest Only:(8)
Series 2021-SB91, Class X1, 0.562%, 8/25/41(3)	$22,788	$ 603,832
Series 2021-SB92, Class X1, 0.57%, 8/25/41(3)	22,435	585,325
Government National Mortgage Association:
Interest Only:(8)
Series 2021-101, Class IO, 0.676%, 4/16/63(3)	26,238	1,339,858

33
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Interest Only: (continued)
Series 2021-132, Class IO, 0.72%, 4/16/63(3)	$63,753	$ 3,394,533
Series 2021-144, Class IO, 0.821%, 4/16/63(3)	25,147	1,493,096
Series 2021-186, Class IO, 0.764%, 5/16/63(3)	46,635	2,574,571
Series 2022-3, Class IO, 0.64%, 2/16/61(3)	66,450	3,263,966
Total U.S. Government Agency Commercial Mortgage-Backed Securities (identified cost $16,893,045)		$ 13,255,181

U.S. Government Agency Mortgage-Backed Securities — 26.3%
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.:
4.616%, (COF + 1.253%), with maturity at 2035(27)	$26	$ 25,685
4.854%, (COF + 1.251%), with maturity at 2030(27)	38	37,242
6.00%, with various maturities to 2053	4,385	4,435,235
6.50%, with maturity at 2053	5,842	6,008,476
7.00%, with various maturities to 2053	1,291	1,357,056
Federal National Mortgage Association:
4.532%, (COF + 1.254%), with maturity at 2035(27)	10	9,529
5.32%, (COF + 1.793%), with maturity at 2035(27)	251	246,122
5.50%, with maturity at 2054	1,176	1,169,035
6.00%, with various maturities to 2053	16,997	17,166,433
6.50%, with various maturities to 2053	16,528	16,997,224
8.50%, with maturity at 2032	64	67,064
9.50%, with maturity at 2028	4	4,178
Government National Mortgage Association:
5.00%, with maturity at 2052	17,661	17,329,709
5.50%, with various maturities to 2063	66,548	66,600,305
6.00%, with various maturities to 2064	192,400	195,192,663
6.50%, with various maturities to 2064	211,786	216,720,367
7.00%, with various maturities to 2064	57,349	58,544,603
7.50%, with various maturities to 2054	25,828	26,343,039
8.00%, with various maturities to 2054	10,417	10,649,348
Uniform Mortgage-Backed Security:
5.00%, 30-Year, TBA(28)	173,671	168,800,076
5.50%, 30-Year, TBA(28)	275,600	273,005,487
6.00%, 30-Year, TBA(28)	210,150	211,529,099
Total U.S. Government Agency Mortgage-Backed Securities (identified cost $1,299,766,111)		$1,292,237,975

U.S. Government Guaranteed Small Business Administration Loans — 0.1%
Security	Principal Amount (000's omitted)	Value
SBA IO Trust: Interest Only:(29)(30) Series 2018-1, Class A, 2.624%, 3/25/44(1)	$134,310	$ 7,400,513
Total U.S. Government Guaranteed Small Business Administration Loans (identified cost $31,433,822)		$ 7,400,513

Short-Term Investments — 4.5%
Affiliated Fund — 2.6%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.78%(31)	126,551,697	$ 126,551,697
Total Affiliated Fund (identified cost $126,551,697)		$ 126,551,697

Repurchase Agreements — 0.5%
Description	Principal Amount (000's omitted)		Value
Bank of America:
Dated 9/20/24 with an interest rate of 4.50%, collateralized by USD 5,000,000 Brazil Government International Bonds, 6.125%, due 3/15/34 and a market value, including accrued interest, of $4,992,445(32)	USD	5,119	$ 5,118,750
Dated 10/7/24 with an interest rate of 4.60%, collateralized by USD 2,000,000 Colombia Government International Bonds, 7.50%, due 2/2/34 and a market value, including accrued interest, of $2,021,443(32)	USD	2,090	2,090,000
Dated 10/7/24 with an interest rate of 4.62%, collateralized by USD 2,000,000 Mexico Government International Bonds, 6.00%, due 5/7/36 and a market value, including accrued interest, of $2,003,331(32)	USD	2,068	2,067,500
Dated 10/8/24 with an interest rate of 4.50%, collateralized by USD 2,000,000 Chile Government International Bonds, 3.50%, due 1/31/34 and a market value, including accrued interest, of $1,790,891(32)	USD	1,805	1,805,000
Barclays Bank PLC:
Dated 10/8/24 with an interest rate of 4.60%, collateralized by USD 2,000,000 Romania Government International Bonds, 7.125%, due 1/17/33 and a market value, including accrued interest, of $2,163,337(32)	USD	2,305	2,305,000

34
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Description	Principal Amount (000's omitted)		Value
JPMorgan Chase Bank, N.A.:
Dated 10/4/24 with an interest rate of 4.30%, collateralized by USD 2,000,000 Republic of South Africa Government International Bonds, 5.875%, due 4/20/32 and a market value, including accrued interest, of $1,923,670(32)	USD	2,035	$ 2,034,507
Nomura International PLC:
Dated 10/7/24 with an interest rate of 4.55%, collateralized by USD 2,000,000 Indonesia Government International Bonds, 4.85%, due 1/11/33 and a market value, including accrued interest, of $2,010,452(32)	USD	2,078	2,078,250
Dated 10/8/24 with an interest rate of 4.45%, collateralized by USD 2,000,000 Philippines Government International Bonds, 5.00%, due 7/17/33 and a market value, including accrued interest, of $2,034,373(32)	USD	2,117	2,116,650
Dated 10/11/24 with an interest rate of 4.55%, collateralized by USD 2,000,000 Peru Government International Bonds, 3.00%, due 1/15/34 and a market value, including accrued interest, of $1,667,556(32)	USD	1,756	1,756,125
Total Repurchase Agreements (identified cost $21,371,782)			$ 21,371,782

Sovereign Government Securities — 0.5%
Security	Principal Amount (000's omitted)		Value
Egypt — 0.5%
Egypt Treasury Bills:
0.00%, 12/10/24	EGP	438,200	$ 8,715,583
0.00%, 3/11/25	EGP	938,950	17,438,396
Total Sovereign Government Securities (identified cost $26,161,525)			$ 26,153,979

U.S. Treasury Obligations — 0.9%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bills:
0.00%, 11/7/24(33)	$13,500	$ 13,489,529
0.00%, 11/14/24	4,000	3,993,310
0.00%, 11/21/24(33)	10,000	9,974,404
0.00%, 12/5/24(33)	4,927	4,905,330
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bills: (continued)
0.00%, 12/12/24	$13,488	$ 13,417,662
Total U.S. Treasury Obligations (identified cost $45,779,006)		$ 45,780,235
Total Short-Term Investments (identified cost $219,864,010)		$ 219,857,693

Total Purchased Options and Swaptions — 0.0%(11) (identified cost $1,990,142)	$ 824,030
Total Investments — 116.7% (identified cost $5,790,388,186)	$5,728,636,264
TBA Sale Commitments — (0.8)%
U.S. Government Agency Mortgage-Backed Securities — (0.8)%
Security	Principal Amount (000's omitted)	Value
Government National Mortgage Association:
6.50%, 30-Year, TBA(28)	$(38,667)	$ (39,318,153)
7.00%, 30-Year, TBA(28)	(1,300)	(1,329,808)
Total U.S. Government Agency Mortgage-Backed Securities (proceeds $40,917,762)		$ (40,647,961)
Total TBA Sale Commitments (proceeds $40,917,762)		$ (40,647,961)
Securities Sold Short — (0.4)%
Sovereign Government Bonds — (0.4)%
Security	Principal Amount (000's omitted)		Value
Brazil — (0.1)%
Brazil Government International Bonds, 6.125%, 3/15/34	USD	(5,000)	$ (4,953,313)
			$ (4,953,313)
Chile — (0.0)%(11)
Chile Government International Bonds, 3.50%, 1/31/34	USD	(2,000)	$ (1,773,196)
			$ (1,773,196)

35
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Security	Principal Amount (000's omitted)		Value
Colombia — (0.1)%
Colombia Government International Bonds, 7.50%, 2/2/34	USD	(2,000)	$ (1,984,360)
			$ (1,984,360)
Indonesia — (0.0)%(11)
Indonesia Government International Bonds, 4.85%, 1/11/33	USD	(2,000)	$ (1,980,813)
			$ (1,980,813)
Mexico — (0.0)%(11)
Mexico Government International Bonds, 6.00%, 5/7/36	USD	(2,000)	$ (1,945,331)
			$ (1,945,331)
Peru — (0.0)%(11)
Peru Government International Bonds, 3.00%, 1/15/34	USD	(2,000)	$ (1,649,889)
			$ (1,649,889)
Philippines — (0.1)%
Philippines Government International Bonds, 5.00%, 7/17/33	USD	(2,000)	$ (2,005,484)
			$ (2,005,484)
Romania — (0.1)%
Romania Government International Bonds, 7.125%, 1/17/33(12)	USD	(2,000)	$ (2,122,170)
			$ (2,122,170)
South Africa — (0.0)%(11)
Republic of South Africa Government International Bonds, 5.875%, 4/20/32	USD	(2,000)	$ (1,920,080)
			$ (1,920,080)
Total Sovereign Government Bonds (proceeds $20,853,079)			$ (20,334,636)
Total Securities Sold Short (proceeds $20,853,079)			$ (20,334,636)

Other Assets, Less Liabilities — (15.5)%	$ (759,025,829)
Net Assets — 100.0%	$4,908,627,838

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.
*	In U.S. dollars unless otherwise indicated.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2024, the aggregate value of these securities is $1,471,727,941 or 30.0% of the Portfolio's net assets.
(2)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2024.
(3)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2024.
(4)	When-issued, variable rate security whose interest rate will be determined after October 31, 2024.
(5)	Step coupon security. Interest rate represents the rate in effect at October 31, 2024.
(6)	When-issued, inverse floating-rate security whose interest rate will be determined after October 31, 2024.
(7)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2024.
(8)	Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.
(9)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.
(10)	Non-income producing security.
(11)	Amount is less than 0.05% or (0.05)%, as applicable.
(12)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2024, the aggregate value of these securities is $420,563,848 or 8.6% of the Portfolio's net assets.
(13)	When-issued security.
(14)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.
(15)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(16)	Variable rate security whose coupon rate is linked to the issuer’s mining activity revenue. The coupon rate shown represents the rate in effect at October 31, 2024.
(17)	Security converts to variable rate after the indicated fixed-rate coupon period.
(18)	Issuer is in default with respect to interest and/or principal payments or has declared bankruptcy and is non-income producing. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.
(19)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 10).

36
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

(20)	Security (or a portion thereof) has been pledged for the benefit of the counterparty for reverse repurchase agreements.
(21)	Represents a participation interest, through a participation agreement with a financial institution, in mortgage loans guaranteed by Government National Mortgage Association.
(22)	Quantity held represents principal in USD.
(23)	Security is subject to risk of loss depending on the occurrence, frequency and severity of the loss events that are covered by underlying reinsurance contracts and that may occur during a specified risk period.
(24)	Restricted security (see Note 5).
(25)	Limited recourse note whose payments by the issuer are limited to amounts received by the issuer from the borrower pursuant to a loan agreement with the borrower.
(26)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(27)	Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at October 31, 2024.
(28)	TBA (To Be Announced) securities are purchased or sold on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount, which is not expected to differ significantly from the commitment amount, and maturity date are determined upon settlement.
(29)	Interest only security that entitles the holder to receive only a portion of the interest payments on the underlying loans. Principal amount shown is the notional amount of the underlying loans on which coupon interest is calculated.
(30)	The stated interest rate represents the weighted average fixed interest rate at October 31, 2024 of all interest only securities comprising the trust.
(31)	May be deemed to be an affiliated investment company (see Note 9). The rate shown is the annualized seven-day yield as of October 31, 2024.
(32)	Open repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.
(33)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

Purchased Currency Options (OTC) — 0.0%(1)
Description	Counterparty	Notional Amount		Exercise Price		Expiration Date	Value
Put EUR vs. Call USD	Bank of America, N.A.	EUR	133,640,000	USD	1.07	11/21/24	$372,430
Put EUR vs. Call USD	BNP Paribas	EUR	162,010,000	USD	1.07	11/21/24	451,492
Total							$823,922
(1)	Amount is less than 0.05%.
Purchased Interest Rate Swaptions (OTC) — 0.0%(1)
Description	Counterparty	Notional Amount		Expiration Date	Value
Option to enter into interest rate swap expiring 11/21/26 to pay SAIBOR and receive 4.41%	JPMorgan Chase Bank, N.A.	SAR	621,483,000	11/19/24	$ 98
Option to enter into interest rate swap expiring 11/25/26 to pay SAIBOR and receive 4.30%	JPMorgan Chase Bank, N.A.	SAR	414,322,000	11/21/24	10
Total					$108
(1)	Amount is less than 0.05%.
37
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (Centrally Cleared)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
EUR	5,628	USD	6,238	12/18/24	$ (104)
EUR	1,084,472	USD	1,201,927	12/18/24	(20,088)
EUR	1,901,120	USD	2,107,496	12/18/24	(35,688)
EUR	2,021,205	USD	2,240,114	12/18/24	(37,439)
IDR	503,740,795,188	USD	32,415,753	12/18/24	(396,294)
IDR	367,500,000,000	USD	24,158,559	12/18/24	(799,024)
IDR	392,226,543,528	USD	25,863,933	12/18/24	(932,695)
IDR	384,000,000,000	USD	25,383,395	12/18/24	(975,064)
PEN	24,964,700	USD	6,588,383	12/18/24	24,285
PEN	74,964,077	USD	19,895,981	12/18/24	(39,443)
PEN	69,473,000	USD	18,471,458	12/18/24	(69,400)
USD	38,561,796	COP	162,790,548,000	12/18/24	1,989,615
USD	21,068,854	COP	89,274,000,000	12/18/24	1,012,746
USD	52,512,650	EUR	47,380,982	12/18/24	877,653
USD	25,129,360	EUR	22,673,655	12/18/24	419,991
USD	17,827,246	EUR	16,085,123	12/18/24	297,950
USD	7,130,619	EUR	6,433,797	12/18/24	119,175
USD	6,868,274	EUR	6,197,089	12/18/24	114,791
USD	5,657,986	EUR	5,105,073	12/18/24	94,563
USD	4,681,627	EUR	4,224,127	12/18/24	78,245
USD	3,259,001	EUR	2,940,523	12/18/24	54,468
USD	2,912,344	EUR	2,627,742	12/18/24	48,674
USD	2,548,639	EUR	2,299,580	12/18/24	42,596
USD	1,876,284	EUR	1,692,929	12/18/24	31,359
USD	1,341,820	EUR	1,210,694	12/18/24	22,426
USD	997,476	EUR	900,000	12/18/24	16,671
USD	571,010	EUR	515,209	12/18/24	9,543
USD	25,785,184	IDR	398,608,000,000	12/18/24	448,319
USD	15,661,610	IDR	242,105,000,000	12/18/24	272,602
USD	11,356,768	IDR	175,562,000,000	12/18/24	197,457
USD	10,166,574	IDR	157,151,543,528	12/18/24	177,493
USD	8,946,407	IDR	138,345,000,000	12/18/24	152,734
USD	8,945,412	IDR	138,345,000,000	12/18/24	151,739
USD	6,897,953	IDR	106,632,000,000	12/18/24	120,064
USD	4,477,764	IDR	69,215,795,188	12/18/24	78,175
USD	4,474,111	IDR	69,172,000,000	12/18/24	77,307
USD	3,940,377	IDR	60,933,000,000	12/18/24	67,270
USD	3,939,874	IDR	60,932,000,000	12/18/24	66,831
USD	1,970,570	IDR	30,466,000,000	12/18/24	34,049
USD	64,436	PEN	244,000	12/18/24	(195)
USD	291,489	PEN	1,104,000	12/18/24	(939)
USD	871,207	PEN	3,299,000	12/18/24	(2,634)
USD	339,679	PEN	1,296,080	12/18/24	(3,627)
USD	508,930	PEN	1,952,000	12/18/24	(8,117)
38
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (Centrally Cleared) (continued)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
USD	3,941,702	PEN	14,929,000	12/18/24	$ (12,702)
USD	5,287,189	PEN	20,021,000	12/18/24	(15,987)
USD	5,732,519	PEN	21,873,000	12/18/24	(61,217)
USD	23,921,900	PEN	90,603,000	12/18/24	(77,087)
USD	7,657,932	PEN	29,372,000	12/18/24	(122,144)
USD	33,998,260	PEN	129,723,762	12/18/24	(363,062)
USD	46,845,522	PEN	179,676,000	12/18/24	(747,184)
					$2,378,657
Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
EUR	337,735	USD	366,783	UBS AG	11/8/24	$ 650	$ —
USD	8,805,213	EUR	8,050,000	Citibank, N.A.	11/8/24	47,330	—
USD	5,033,162	EUR	4,600,000	Citibank, N.A.	11/8/24	28,657	—
USD	5,032,101	EUR	4,600,000	Citibank, N.A.	11/8/24	27,597	—
USD	3,373,165	EUR	3,123,755	Goldman Sachs International	11/8/24	—	(25,280)
USD	6,289,333	EUR	5,750,000	State Street Bank and Trust Company	11/8/24	33,702	—
USD	1,010,038	EUR	925,025	State Street Bank and Trust Company	11/8/24	3,670	—
USD	940,988	EUR	869,030	State Street Bank and Trust Company	11/8/24	—	(4,460)
USD	1,297,454	EUR	1,203,750	State Street Bank and Trust Company	11/8/24	—	(12,150)
CNH	22,237,752	USD	3,184,647	Bank of America, N.A.	12/18/24	—	(52,919)
CNH	22,749,000	USD	3,258,157	Bank of America, N.A.	12/18/24	—	(54,429)
CNH	22,158,000	USD	3,173,492	Citibank, N.A.	12/18/24	—	(52,995)
CNH	22,586,000	USD	3,234,517	Citibank, N.A.	12/18/24	—	(53,745)
CNH	23,635,000	USD	3,383,626	Citibank, N.A.	12/18/24	—	(55,123)
CNH	23,222,000	USD	3,326,313	Citibank, N.A.	12/18/24	—	(55,973)
CNH	10,931,000	USD	1,562,565	HSBC Bank USA, N.A.	12/18/24	—	(23,159)
CNH	14,770,000	USD	2,112,819	HSBC Bank USA, N.A.	12/18/24	—	(32,769)
CNH	29,661,570	USD	4,242,438	HSBC Bank USA, N.A.	12/18/24	—	(65,218)
CNH	68,723,430	USD	9,829,583	HSBC Bank USA, N.A.	12/18/24	—	(151,305)
CNH	17,727,000	USD	2,543,792	JPMorgan Chase Bank, N.A.	12/18/24	—	(47,309)
CNH	21,567,248	USD	3,090,977	UBS AG	12/18/24	—	(53,675)
CNH	23,931,000	USD	3,426,448	UBS AG	12/18/24	—	(56,260)
CNH	23,931,000	USD	3,427,123	UBS AG	12/18/24	—	(56,936)
CNH	23,045,000	USD	3,305,580	UBS AG	12/18/24	—	(60,167)
EUR	46,376,523	CZK	1,166,068,117	JPMorgan Chase Bank, N.A.	12/18/24	390,472	—
MXN	18,200,492	USD	909,668	Standard Chartered Bank	12/18/24	—	(6,905)
USD	6,618,348	CAD	8,888,742	BNP Paribas	12/18/24	224,284	—
USD	40,445	CAD	54,320	BNP Paribas	12/18/24	1,371	—
USD	45,067,508	CNH	317,954,877	Bank of America, N.A.	12/18/24	290,123	—
39
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	24,371,473	CNH	171,000,000	BNP Paribas	12/18/24	$ 289,650	$ —
USD	18,154,509	CNH	128,000,000	BNP Paribas	12/18/24	128,350	—
USD	12,129,362	CNH	85,400,000	Goldman Sachs International	12/18/24	102,534	—
USD	12,777,194	CNH	90,000,000	Standard Chartered Bank	12/18/24	102,551	—
USD	27,255,894	CNH	192,000,000	UBS AG	12/18/24	216,655	—
USD	17,635,332	CNH	124,000,000	UBS AG	12/18/24	172,490	—
USD	11,398,756	CNH	80,000,000	UBS AG	12/18/24	132,406	—
USD	15,896,886	CNH	112,000,000	UBS AG	12/18/24	123,996	—
USD	1,546,523	NZD	2,500,000	Bank of America, N.A.	12/18/24	51,677	—
USD	634,553	NZD	1,025,895	Goldman Sachs International	12/18/24	21,131	—
USD	34,614,806	ZAR	621,128,287	BNP Paribas	12/18/24	—	(484,270)
USD	6,391,818	ZAR	110,266,464	Citibank, N.A.	12/18/24	160,817	—
USD	9,640,806	ZAR	168,000,000	Citibank, N.A.	12/18/24	147,365	—
USD	18,232,371	ZAR	314,612,327	HSBC Bank USA, N.A.	12/18/24	454,076	—
USD	6,447,151	ZAR	111,385,627	Standard Chartered Bank	12/18/24	152,907	—
USD	12,881,171	ZAR	227,034,725	State Street Bank and Trust Company	12/18/24	51,762	—
USD	14,331,616	ZAR	256,971,606	State Street Bank and Trust Company	12/18/24	—	(189,485)
USD	19,316,882	ZAR	332,553,652	UBS AG	12/18/24	524,748	—
USD	11,465,359	ZAR	205,172,598	UBS AG	12/18/24	—	(128,653)
USD	37,010,756	ZAR	657,958,708	UBS AG	12/18/24	—	(169,555)
USD	3,211,319	OMR	1,237,000	Standard Chartered Bank	1/8/25	—	(1,785)
USD	5,293,684	OMR	2,039,000	Standard Chartered Bank	1/15/25	—	(2,562)
USD	981,257	OMR	378,000	BNP Paribas	1/29/25	—	(569)
USD	24,125,500	OMR	9,293,625	Standard Chartered Bank	1/29/25	—	(13,981)
USD	1,611,019	EUR	1,483,769	HSBC Bank USA, N.A.	1/31/25	—	(9,140)
USD	4,828,281	SAR	18,220,000	Standard Chartered Bank	6/18/25	—	(14,687)
						$3,880,971	$(1,935,464)
Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Commodity Futures
Gold	190	Long	12/27/24	$ 52,236,700	$ 1,926,156
Interest Rate Futures
U.S. 2-Year Treasury Note	44	Long	12/31/24	9,061,594	(4,015)
U.S. 5-Year Treasury Note	19,522	Long	12/31/24	2,093,429,469	(52,126,337)
U.S. 10-Year Treasury Note	1,739	Long	12/19/24	192,105,156	(5,776,479)
U.S. Long Treasury Bond	66	Long	12/19/24	7,785,938	(470,605)
U.S. Ultra 10-Year Treasury Note	31	Long	12/19/24	3,526,250	(145,487)
U.S. Ultra-Long Treasury Bond	81	Long	12/19/24	10,175,625	(638,589)
Euro-Bobl	(136)	Short	12/6/24	(17,478,400)	87,884
40
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Futures Contracts (continued)
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Interest Rate Futures (continued)
Euro-Bund	(741)	Short	12/6/24	$ (106,233,786)	$ 821,559
Euro-Buxl	(5)	Short	12/6/24	(719,873)	9,219
Euro-Schatz	(71)	Short	12/6/24	(8,228,110)	4,246
U.S. 5-Year Treasury Note	(273)	Short	12/31/24	(29,274,984)	164,155
U.S. Ultra-Long Treasury Bond	(2,221)	Short	12/19/24	(279,013,125)	17,277,297
					$(38,870,996)
Inflation Swaps (Centrally Cleared)
Notional Amount (000's omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)
EUR	5,003	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.60% (pays upon termination)	8/15/32	$ 784,416
EUR	19,000	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.69% (pays upon termination)	11/15/32	2,783,222
EUR	5,000	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.20% (pays upon termination)	10/15/36	455,200
EUR	5,000	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.20% (pays upon termination)	10/15/36	455,200
EUR	5,000	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.20% (pays upon termination)	10/15/36	454,502
EUR	5,260	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.08% (pays upon termination)	1/15/37	522,896
EUR	5,003	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.79% (pays upon termination)	8/15/42	(902,526)
EUR	19,000	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.89% (pays upon termination)	11/15/42	(2,991,436)
EUR	5,000	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.29% (pays upon termination)	10/15/46	(453,862)
EUR	5,000	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.29% (pays upon termination)	10/15/46	(453,862)
EUR	5,000	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.29% (pays upon termination)	10/15/46	(455,983)
EUR	5,260	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.18% (pays upon termination)	1/15/47	(587,892)
41
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Inflation Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)
EUR	5,870	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.64% (pays upon termination)	3/13/53	$ 676,359
USD	19,500	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.09% (pays upon termination)	4/2/29	(1,578,801)
USD	25,300	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.22% (pays upon termination)	11/14/32	(3,196,838)
USD	24,200	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.75% (pays upon termination)	10/29/36	(712,886)
USD	8,500	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.67% (pays upon termination)	1/7/37	(260,888)
USD	25,300	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.20% (pays upon termination)	11/14/42	3,424,147
USD	16,200	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.62% (pays upon termination)	10/29/46	382,924
USD	8,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.62% (pays upon termination)	10/29/46	185,830
USD	8,500	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.54% (pays upon termination)	1/7/47	271,865
USD	2,309	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.13% (pays upon termination)	8/22/47	349,439
USD	2,295	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.15% (pays upon termination)	8/25/47	340,042
USD	4,400	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.42% (pays upon termination)	6/8/48	331,108
USD	7,955	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.40% (pays upon termination)	3/13/53	135,374
							$(42,450)
Inflation Swaps (OTC)
Counterparty	Notional Amount (000's omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)
Bank of America, N.A.	USD	19,500	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.09% (pays upon termination)	4/2/29	$2,608,051
								$2,608,051
42
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
BRL	71,500	Receives	Brazil CETIP Interbank Deposit Rate (pays upon termination)	11.85% (pays upon termination)	1/2/29	$ 468,711	$ —	$ 468,711
CLP	33,594,000	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	4.64% (pays semi-annually)	12/18/29	555,995	—	555,995
CLP	15,985,000	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	4.94% (pays semi-annually)	6/21/34	405,905	—	405,905
CLP	10,920,000	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	4.94% (pays semi-annually)	6/21/34	272,713	—	272,713
CLP	5,285,000	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	5.06% (pays semi-annually)	6/21/34	81,030	—	81,030
CLP	13,103,000	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	5.07% (pays semi-annually)	6/21/34	184,418	—	184,418
CLP	7,128,694	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	5.08% (pays semi-annually)	6/21/34	94,356	—	94,356
CLP	13,102,000	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	5.09% (pays semi-annually)	6/21/34	162,435	—	162,435
CLP	6,551,306	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	5.12% (pays semi-annually)	6/21/34	64,743	—	64,743
CLP	12,297,000	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	5.00% (pays semi-annually)	12/18/34	234,930	—	234,930
CNY	214,810	Receives	7-day China Fixing Repo Rates (pays quarterly)	1.82% (pays quarterly)	12/18/29	(73,264)	—	(73,264)
CNY	173,000	Receives	7-day China Fixing Repo Rates (pays quarterly)	1.84% (pays quarterly)	12/18/29	(79,179)	—	(79,179)
COP	106,555,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	7.30% (pays quarterly)	12/18/29	836,986	—	836,986
CZK	783,200	Receives	6-month CZK PRIBOR (pays semi-annually)	3.54% (pays annually)	12/18/29	44,513	—	44,513
CZK	99,886	Pays	6-month CZK PRIBOR (pays semi-annually)	3.94% (pays annually)	9/20/33	70,181	—	70,181
CZK	199,772	Pays	6-month CZK PRIBOR (pays semi-annually)	3.96% (pays annually)	9/20/33	149,745	—	149,745
CZK	300,341	Pays	6-month CZK PRIBOR (pays semi-annually)	3.96% (pays annually)	9/20/33	232,486	—	232,486
CZK	386,000	Pays	6-month CZK PRIBOR (pays semi-annually)	3.98% (pays annually)	9/20/33	315,240	—	315,240
CZK	540,000	Pays	6-month CZK PRIBOR (pays semi-annually)	3.37% (pays annually)	9/18/34	(745,197)	—	(745,197)
CZK	225,000	Pays	6-month CZK PRIBOR (pays semi-annually)	3.38% (pays annually)	9/18/34	(304,314)	—	(304,314)
43
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
CZK	400,000	Pays	6-month CZK PRIBOR (pays semi-annually)	3.39% (pays annually)	9/18/34	$ (533,670)	$ —	$ (533,670)
INR	5,997,100	Receives	1-day INR FBIL MIBOR (pays semi-annually)	6.08% (pays semi-annually)	12/18/29	603,638	—	603,638
KRW	15,611,000	Receives	3-month KRW Certificate of Deposit Rate (pays quarterly)	2.87% (pays quarterly)	12/18/29	45,163	—	45,163
KRW	19,253,000	Receives	3-month KRW Certificate of Deposit Rate (pays quarterly)	2.88% (pays quarterly)	12/18/29	50,066	—	50,066
KRW	20,825,000	Receives	3-month KRW Certificate of Deposit Rate (pays quarterly)	2.89% (pays quarterly)	12/18/29	43,173	—	43,173
KRW	14,570,000	Receives	3-month KRW Certificate of Deposit Rate (pays quarterly)	2.90% (pays quarterly)	12/18/29	25,495	—	25,495
KRW	7,285,000	Receives	3-month KRW Certificate of Deposit Rate (pays quarterly)	2.91% (pays quarterly)	12/18/29	9,649	—	9,649
MXN	654,400	Receives	Mexico Interbank TIIE 28 Day (pays monthly)	8.81% (pays monthly)	10/1/29	994,177	—	994,177
PLN	115,670	Receives	6-month PLN WIBOR (pays semi-annually)	4.67% (pays annually)	12/18/29	417,077	—	417,077
SGD	19,360	Receives	SORA (pays semi-annually)	2.28% (pays semi-annually)	12/18/29	187,853	—	187,853
SGD	21,210	Receives	SORA (pays semi-annually)	2.29% (pays semi-annually)	12/18/29	201,695	—	201,695
THB	498,800	Receives	Thai Overnight Repurchase Rate (pays semi-annually)	2.06% (pays semi-annually)	12/18/29	7,386	—	7,386
THB	480,300	Receives	Thai Overnight Repurchase Rate (pays semi-annually)	2.06% (pays semi-annually)	12/18/29	4,412	—	4,412
THB	566,000	Receives	Thai Overnight Repurchase Rate (pays semi-annually)	2.07% (pays semi-annually)	12/18/29	(371)	—	(371)
TWD	469,200	Receives	3-month TWD TAIBOR (pays quarterly)	1.26% (pays quarterly)	3/20/29	419,446	—	419,446
TWD	623,800	Receives	3-month TWD TAIBOR (pays quarterly)	1.27% (pays quarterly)	3/20/29	544,709	—	544,709
TWD	633,800	Receives	3-month TWD TAIBOR (pays quarterly)	1.32% (pays quarterly)	3/20/29	509,600	—	509,600
TWD	1,493,400	Receives	3-month TWD TAIBOR (pays quarterly)	1.33% (pays quarterly)	3/20/29	1,174,929	—	1,174,929
TWD	514,000	Receives	3-month TWD TAIBOR (pays quarterly)	1.35% (pays quarterly)	3/20/29	391,944	—	391,944
TWD	2,056,500	Receives	3-month TWD TAIBOR (pays quarterly)	1.36% (pays quarterly)	3/20/29	1,539,707	—	1,539,707
TWD	623,900	Receives	3-month TWD TAIBOR (pays quarterly)	1.37% (pays quarterly)	3/20/29	458,485	—	458,485
TWD	623,800	Receives	3-month TWD TAIBOR (pays quarterly)	1.38% (pays quarterly)	3/20/29	454,097	—	454,097
44
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
ZAR	797,900	Receives	3-month ZAR JIBAR (pays quarterly)	7.83% (pays quarterly)	12/18/29	$ 173,008	$ —	$ 173,008
Total						$10,694,101	$ —	$10,694,101
Interest Rate Swaps (OTC)
Counterparty	Notional Amount (000's omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)
Citibank, N.A.	MYR	192,000	Receives	3-month MYR KLIBOR (pays quarterly)	3.62% (pays quarterly)	3/20/29	$(133,992)
Goldman Sachs International	MYR	150,297	Receives	3-month MYR KLIBOR (pays quarterly)	3.50% (pays quarterly)	12/18/29	131,392
JPMorgan Chase Bank, N.A.	MYR	112,900	Receives	3-month MYR KLIBOR (pays quarterly)	3.63% (pays quarterly)	3/20/29	(90,773)
JPMorgan Chase Bank, N.A.	MYR	119,000	Receives	3-month MYR KLIBOR (pays quarterly)	3.63% (pays quarterly)	3/20/29	(94,528)
Nomura International PLC	MYR	238,000	Receives	3-month MYR KLIBOR (pays quarterly)	3.60% (pays quarterly)	3/20/29	(120,172)
Standard Chartered Bank	MYR	119,000	Receives	3-month MYR KLIBOR (pays quarterly)	3.62% (pays quarterly)	3/20/29	(83,047)
Standard Chartered Bank	MYR	128,903	Receives	3-month MYR KLIBOR (pays quarterly)	3.49% (pays quarterly)	12/18/29	120,175
Total							$(270,945)
Credit Default Swaps - Buy Protection (Centrally Cleared)
Reference Entity	Notional Amount (000's omitted)	Contract Annual Fixed Rate*	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
Brazil	$7,651	1.00% (pays quarterly)(1)	12/20/29	$ 189,232	$(184,858)	$ 4,374
Malaysia	18,630	1.00% (pays quarterly)(1)	12/20/29	(528,286)	521,980	(6,306)
Total				$(339,054)	$337,122	$(1,932)
45
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Credit Default Swaps - Sell Protection (OTC)
Reference Entity	Counterparty	Notional Amount** (000's omitted)	Contract Annual Fixed Rate*	Current Market Annual Fixed Rate***	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
Petroleos Mexicanos	Deutsche Bank AG	$ 9,736	4.00% (pays monthly)	2.44%	7/6/26	$118,295	$ —	$118,295
U.S. Single Family Rental	Goldman Sachs International	6,921	7.85% (pays annually)	8.21	3/18/28	12,549	15,057	27,606
Total		$16,657				$130,844	$15,057	$145,901
*	The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) on the notional amount of the credit default swap contract.
**	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2024, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $16,657,000.
***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.
(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.
Cross-Currency Swaps (OTC)
Counterparty	Portfolio Receives	Portfolio Pays	Effective Date/ Termination Date(1)	Value/Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	3-month PLN WIBOR + 0.63% on PLN 817,043,166 (Notional Amount) (pays quarterly) plus EUR equivalent of Notional Amount*	3-month EURIBOR on EUR equivalent of Notional Amount at effective date (pays quarterly) plus Notional Amount*	6/11/26/ 6/13/29	$220,708
				$220,708
(1)	Effective date represents the date on which the Portfolio and counterparty exchange the currencies and begin interest payment accrual.
*	The Portfolio pays interest on the currency received and receives interest on the currency delivered. At the termination date, the notional amount of the currency received will be exchanged for the notional amount of the currency delivered.
Abbreviations:
ABS	– Asset-Backed Securities
COF	– Cost of Funds 11th District
CPI-U (NSA)	– Consumer Price Index All Urban Non-Seasonally Adjusted
EURIBOR	– Euro Interbank Offered Rate
FBIL	– Financial Benchmarks India Ltd.
HICP	– Harmonised Indices of Consumer Prices
JIBAR	– Johannesburg Interbank Average Rate
KLIBOR	– Kuala Lumpur Interbank Offered Rate
MIBOR	– Mumbai Interbank Offered Rate
OTC	– Over-the-counter

PIK	– Payment In Kind
PRIBOR	– Prague Interbank Offered Rate
SAIBOR	– Saudi Arabian Interbank Offered Rate
SOFR	– Secured Overnight Financing Rate
SONIA	– Sterling Overnight Interbank Average
SORA	– Singapore Overnight Rate Average
STACR	– Structured Agency Credit Risk
TAIBOR	– Taipei Interbank Offered Rate
TBA	– To Be Announced
WIBOR	– Warsaw Interbank Offered Rate

46
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Currency Abbreviations:
BRL	– Brazilian Real
CAD	– Canadian Dollar
CLP	– Chilean Peso
CNH	– Yuan Renminbi Offshore
CNY	– Yuan Renminbi
COP	– Colombian Peso
CZK	– Czech Koruna
DOP	– Dominican Peso
EGP	– Egyptian Pound
EUR	– Euro
GBP	– British Pound Sterling
IDR	– Indonesian Rupiah
INR	– Indian Rupee
ISK	– Icelandic Krona
KRW	– South Korean Won

MXN	– Mexican Peso
MYR	– Malaysian Ringgit
NZD	– New Zealand Dollar
OMR	– Omani Rial
PEN	– Peruvian Sol
PLN	– Polish Zloty
RSD	– Serbian Dinar
SAR	– Saudi Riyal
SGD	– Singapore Dollar
THB	– Thai Baht
TWD	– New Taiwan Dollar
USD	– United States Dollar
UZS	– Uzbekistani Som
ZAR	– South African Rand

47
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2024
Consolidated Statement of Assets and Liabilities

October 31, 2024
Assets
Unaffiliated investments, at value (identified cost $5,663,836,489)	$5,602,084,567
Affiliated investments, at value (identified cost $126,551,697)	126,551,697
Cash	9,303,972
Due from broker	910,000
Deposits for forward commitment securities	7,354,000
Deposits for derivatives collateral:
Futures contracts	1,171,098
Centrally cleared derivatives	37,017,398
OTC derivatives	1,540,000
Foreign currency, at value (identified cost $28,244,596)	27,661,238
Interest and dividends receivable	36,392,880
Dividends receivable from affiliated investments	1,215,740
Receivable for investments sold	34,340,259
Receivable for TBA sale commitments	40,917,762
Receivable for variation margin on open centrally cleared derivatives	339,329
Receivable for open forward foreign currency exchange contracts	3,880,971
Receivable for open swap contracts	3,226,227
Tax reclaims receivable	2,745
Trustees' deferred compensation plan	126,275
Total assets	$5,934,036,158
Liabilities
Cash collateral due to brokers	$1,540,000
Payable for reverse repurchase agreements, including accrued interest of $245,387	214,467,231
Payable for investments purchased	55,708,499
Payable for when-issued/delayed delivery/forward commitment securities	684,778,850
Payable for securities sold short, at value (proceeds $20,853,079)	20,334,636
TBA sale commitments, at value (proceeds receivable $40,917,762)	40,647,961
Payable for variation margin on open futures contracts	901,224
Payable for open forward foreign currency exchange contracts	1,935,464
Payable for open swap contracts	522,512
Payable for closed swap contracts	126,436
Upfront receipts on open OTC swap contracts	15,057
Payable to affiliates:
Investment adviser fee	2,121,693
Trustees' fees	9,222
Trustees' deferred compensation plan	126,275
Interest payable on securities sold short	1,061,276
Accrued expenses	1,111,984
Total liabilities	$1,025,408,320
Net Assets applicable to investors' interest in Portfolio	$4,908,627,838
48
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2024
Consolidated Statement of Operations

Year Ended
October 31, 2024
Investment Income
Dividend income (net of foreign taxes withheld of $26,617)	$1,515,164
Dividend income from affiliated investments	10,362,776
Interest income (net of foreign taxes withheld of $903,432)	234,938,024
Other income	393,984
Total investment income	$247,209,948
Expenses
Investment adviser fee	$20,183,284
Trustees’ fees and expenses	108,500
Custodian fee	1,175,114
Legal and accounting services	248,318
Interest expense and fees	11,928,132
Interest expense on securities sold short	1,136,877
Miscellaneous	104,855
Total expenses	$34,885,080
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$298,137
Total expense reductions	$298,137
Net expenses	$34,586,943
Net investment income	$212,623,005
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions (net of foreign capital gains taxes of $234,981)	$2,832,201
Written swaptions	2,412,200
Securities sold short	(3,827,090)
Futures contracts	(24,275,865)
Swap contracts	3,017,080
Foreign currency transactions	1,053,553
Forward foreign currency exchange contracts	(15,946,607)
Net realized loss	$(34,734,528)
Change in unrealized appreciation (depreciation):
Investments	$209,077,800
Securities sold short	(373,518)
TBA sale commitments	(282,933)
Futures contracts	(45,780,053)
Swap contracts	20,396,091
Foreign currency	1,985,005
Forward foreign currency exchange contracts	4,698,446
Net change in unrealized appreciation (depreciation)	$189,720,838
Net realized and unrealized gain	$154,986,310
Net increase in net assets from operations	$367,609,315
49
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2024
Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
	2024	2023
Increase (Decrease) in Net Assets
From operations:
Net investment income	$212,623,005	$144,422,412
Net realized loss	(34,734,528)	(58,852,265)
Net change in unrealized appreciation (depreciation)	189,720,838	(26,687,036)
Net increase in net assets from operations	$367,609,315	$58,883,111
Capital transactions:
Contributions	$1,967,233,702	$1,068,753,875
Withdrawals	(419,677,813)	(317,425,020)
Net increase in net assets from capital transactions	$1,547,555,889	$751,328,855
Net increase in net assets	$1,915,165,204	$810,211,966
Net Assets
At beginning of year	$2,993,462,634	$2,183,250,668
At end of year	$4,908,627,838	$2,993,462,634
50
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2024
Consolidated Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2024	2023	2022	2021	2020
Ratios (as a percentage of average daily net assets):(1)
Total expenses(2)	0.94%	0.66%	0.67%	0.70%	0.69%
Net expenses(2)	0.94%(3)	0.64%(3)	0.66%(3)	0.70%	0.69%
Net investment income	5.78%	5.82%	4.04%	4.22%	2.85%
Portfolio Turnover(4)	280%	526%	400%	218%(4)	87%(4)
Total Return	11.62%	2.94%	(2.97)%	3.53%	7.52%
Net assets, end of year (000’s omitted)	$4,908,628	$2,993,463	$2,183,251	$1,881,061	$1,359,116
(1)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
(2)	Includes interest and/or dividend expense on securities sold short and/or reverse repurchase agreements of 0.36%, 0.01%, 0.02%, 0.03% and 0.01% of average daily net assets for the years ended October 31, 2024, 2023, 2022, 2021 and 2020, respectively.
(3)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.01%, 0.02% and 0.01% of average daily net assets for the years ended October 31, 2024, 2023 and 2022, respectively).
(4)	Includes the effect of To Be Announced (TBA) transactions.
51
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2024
Notes to Consolidated Financial Statements

1  Significant Accounting Policies
Global Opportunities Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2024, Eaton Vance Strategic Income Fund (formerly, Short Duration Strategic Income Fund) and Eaton Vance International (Cayman Islands) Strategic Income Fund (formerly, Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund) held an interest of 98.7% and 1.3%, respectively, in the Portfolio.
The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance GOP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The net assets of the Subsidiary at October 31, 2024 were $9,858,961 or 0.2% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.
The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.
Derivatives.U.S. exchange-traded options are valued at the mean between the bid and ask prices at valuation time as reported by the Options Price Reporting Authority. Non-U.S. exchange-traded options and over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps and options on swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.
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Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Portfolio’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.
D  Federal and Other Taxes—The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. If one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.
In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.
The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary's income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.
As of October 31, 2024, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
F  Unfunded Loan Commitments—The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower's discretion. These commitments, if any, are disclosed in the accompanying Consolidated Portfolio of Investments.
G  Use of Estimates—The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
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H  Indemnifications—Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.
I  Futures Contracts—Upon entering into a futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.
J   Forward Foreign Currency Exchange Contracts—The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Portfolio and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.
K  Purchased Options—Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.
L  Interest Rate Swaps—Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared. Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, if any (which are amortized over the life of the swap contract), are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.
M  Inflation Swaps—Pursuant to inflation swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark index in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) in exchange for floating-rate payments based on the return of a benchmark index. By design, the benchmark index is an inflation index, such as the Consumer Price Index. The accounting policy for payments received or made and changes in the underlying value of the inflation swap are the same as for interest rate swaps as described above. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark index. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from the unanticipated movements in value of interest rates or the index.
N  Cross-Currency Swaps—Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.
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O  Credit Default Swaps—When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 6 and 10. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
P  Swaptions—A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Portfolio purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked-to-market to reflect the current value of the swaption. A written swaption gives the Portfolio the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Portfolio writes a swaption, the premium received by the Portfolio is recorded as a liability and subsequently marked-to-market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Portfolio’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract.
Q  When-Issued Securities and Delayed Delivery Transactions—The Portfolio may purchase securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract. A forward purchase commitment may also be closed by entering into an offsetting commitment. If an offsetting commitment is entered into, the Portfolio will realize a gain or loss on investments based on the price established when the Portfolio entered into the commitment.
R  Forward Sale Commitments—The Portfolio may enter into forward sale commitments to sell generic U.S. government agency mortgage-backed securities to hedge its portfolio positions and/or to enhance return. The proceeds to be received from the forward sale commitment are recorded as an asset and a corresponding liability, which is subsequently valued at approximately the current market value of the underlying security in accordance with the Fund’s policies on investment valuations discussed above. The Fund records an unrealized gain or loss on investments to the extent of the difference between the proceeds to be received and the value of the open forward sale commitment on the day of determination. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment or the delivery of securities, the Fund realizes a gain or loss on investments based on the price established when the Fund entered into the commitment. If the Fund enters into a forward sale commitment for the delivery of a security that it does not own or has the right to obtain, it is subject to the risk of loss if the purchase price to settle the commitment is higher than the price at which it was sold.
S  Repurchase Agreements—A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked-to-market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the
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Notes to Consolidated Financial Statements — continued

counterparty. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.
T  Reverse Repurchase Agreements—Under a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio security to another party, such as a bank or broker/dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the security at an agreed upon time and price, which reflects an interest payment. In periods of increased demand for a security, the Portfolio may receive a payment from the counterparty for the use of the security, which is recorded as interest income. Because the Portfolio retains effective control over the transferred security, the transaction is accounted for as a secured borrowing. The Portfolio may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds (and the counterparty making a loan), they constitute a form of leverage. The Portfolio segregates cash or liquid assets equal to its obligation to repurchase the security. During the term of the agreement, the Portfolio may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. In the event the counterparty to a reverse repurchase agreement becomes insolvent, recovery of the security transferred by the Portfolio may be delayed or the Portfolio may incur a loss equal to the amount by which the value of the security transferred by the Portfolio exceeds the repurchase price payable by the Portfolio.
U  Securities Sold Short—A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest, which accrue during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest and dividends payable on securities sold short are recorded as an expense.
V  Stripped Mortgage-Backed Securities—The Portfolio may invest in Interest Only (IO) and Principal Only (PO) securities, forms of stripped mortgage-
backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Portfolio may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.
2  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. The Portfolio and Subsidiary each pay BMR a fee computed at an annual rate as a percentage of its respective average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.615%
$500 million but less than $1 billion	0.595%
$1 billion but less than $1.5 billion	0.575%
$1.5 billion but less than $2 billion	0.555%
$2 billion but less than $3 billion	0.520%
$3 billion and over	0.490%
In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. For the year ended October 31, 2024, the Portfolio’s investment adviser fee amounted to $20,183,284 or 0.55% of the Portfolio's consolidated average daily net assets.
The Portfolio may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of
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Morgan Stanley. The investment adviser fee paid by the Portfolio is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Fund. For the year ended October 31, 2024, the investment adviser fee paid was reduced by $298,137 relating to the Portfolio's investment in the Liquidity Fund.
Trustees and officers of the Portfolio who are members of BMR’s organization receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Portfolio are officers of the above organization.
3  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and including maturities, paydowns, principal repayments on Senior Loans, TBA transactions and securities sold short, for the year ended October 31, 2024 were as follows:
	Purchases	Sales
Investments (non-U.S. Government)	$2,978,560,853	$1,596,985,457
U.S. Government and Agency Securities	10,860,278,115	9,671,215,037
	$13,838,838,968	$11,268,200,494
4  Federal Income Tax Basis of Investments
The cost and unrealized appreciation (depreciation) of investments of the Portfolio, including open derivative contracts, TBA sale commitments, reverse repurchase agreements and the Portfolio's investment in the Subsidiary at October 31, 2024, as determined on a federal income tax basis, were as follows:
Aggregate cost	$5,747,796,951
Gross unrealized appreciation	$170,329,514
Gross unrealized depreciation	(245,147,817)
Net unrealized depreciation	$(74,818,303)
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5  Restricted Securities
At October 31, 2024, the Portfolio owned the following securities (representing 1.7% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees’ valuation designee.
Description	Date(s) of Acquisition	Principal Amount/ Shares	Cost	Value
Insurance Linked Securities
Mt. Logan Re Ltd., Series 13, Preference Shares	1/2/18	10,000	$ 6,658,283	$23,052,782
Mt. Logan Re Ltd., Series 17, Preference Shares	1/26/21	860	572,931	1,956,496
Mt. Logan Re Ltd., Series 19, Preference Shares	2/6/24	7,464	7,463,900	10,324,497
PartnerRe ILS Fund SAC Ltd.	1/2/24	34,000	34,000,000	38,341,800
Total Insurance Linked Securities			$48,695,114	$73,675,575
Preferred Stocks
AH Parent, Inc. (Alliant), Series A	9/25/24	$8,000,000	$ 7,880,000	$ 7,898,672
Total Preferred Stocks			$7,880,000	$7,898,672
Total Restricted Securities			$56,575,114	$81,574,247
6  Financial Instruments
The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written swaptions, forward foreign currency exchange contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2024 is included in the Consolidated Portfolio of Investments. At October 31, 2024, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.
In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:
Credit Risk: During the year ended October 31, 2024, the Portfolio entered into credit default swaps to manage certain investment risks and/or to enhance total return or as a substitute for the purchase or sale of securities.
Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts, currency options and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.
Interest Rate Risk: During the year ended October 31, 2024, the Portfolio utilized various interest rate derivatives including interest rate futures contracts, interest rate swaps and swaptions, inflation swaps and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in interest rates and/or to change the effective duration of its portfolio.
The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2024, the fair value of derivatives with credit-related contingent features in a net liability position was $2,457,976. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $301,862 at October 31, 2024.
The OTC derivatives in which the Portfolio invests (except for written swaptions as the Portfolio, not the counterparty, is obligated to perform) are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio (and Subsidiary) has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio (and Subsidiary) may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of
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Global Opportunities Portfolio
October 31, 2024
Notes to Consolidated Financial Statements — continued

the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.
The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio (and Subsidiary) and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Consolidated Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Consolidated Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2024 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 10) at October 31, 2024. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered portfolio may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered portfolio.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2024 was as follows:
	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Commodity	Credit	Foreign Exchange	Interest Rate	Total
Unaffiliated investments, at value	$ —	$ —	$823,922	$108	$824,030
Not applicable	1,926,156*	189,232*	7,098,791*	42,346,980*	51,561,159
Receivable for open forward foreign currency exchange contracts	—	—	3,880,971	—	3,880,971
Receivable for open swap contracts	—	130,844	—	3,080,326	3,211,170
Total Asset Derivatives	$1,926,156	$320,076	$11,803,684	$45,427,414	$59,477,330
Derivatives not subject to master netting or similar agreements	$1,926,156	$189,232	$7,098,791	$42,346,980	$51,561,159
Total Asset Derivatives subject to master netting or similar agreements	$ —	$130,844	$4,704,893	$3,080,434	$7,916,171
Not applicable	$ —	$(528,286)*	$(4,720,134)*	$(72,492,481)*	$(77,740,901)
Payable for open forward foreign currency exchange contracts	—	—	(1,935,464)	—	(1,935,464)
Payable for open swap contracts; Upfront receipts on open OTC swap contracts	—	—	—	(522,512)	(522,512)
Total Liability Derivatives	$ —	$(528,286)	$(6,655,598)	$(73,014,993)	$(80,198,877)
Derivatives not subject to master netting or similar agreements	$ —	$(528,286)	$(4,720,134)	$(72,492,481)	$(77,740,901)
Total Liability Derivatives subject to master netting or similar agreements	$ —	$ —	$(1,935,464)	$(522,512)	$(2,457,976)
*	Only the current day’s variation margin on open futures contracts and centrally cleared derivatives is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts and centrally cleared derivatives, as applicable.
59

Global Opportunities Portfolio
October 31, 2024
Notes to Consolidated Financial Statements — continued

The Portfolio's derivative assets and liabilities at fair value by risk, which are reported gross in the Consolidated Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio (and Subsidiary) for such assets and pledged by the Portfolio (and Subsidiary) for such liabilities as of October 31, 2024.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received
Bank of America, N.A.	$3,322,281	$(107,348)	$(3,214,933)	$ —	$ —	$ —
BNP Paribas	1,095,147	(484,839)	—	(610,308)	—	840,000
Citibank, N.A.	411,766	(351,828)	—	(59,938)	—	210,000
Deutsche Bank AG	118,295	—	—	—	118,295	—
Goldman Sachs International	267,606	(25,280)	—	(200,000)	42,326	200,000
HSBC Bank USA, N.A.	454,076	(281,591)	(172,485)	—	—	—
JPMorgan Chase Bank, N.A.	611,288	(232,610)	—	(290,000)	88,678	290,000
Standard Chartered Bank	375,633	(122,967)	—	—	252,666	—
State Street Bank and Trust Company	89,134	(89,134)	—	—	—	—
UBS AG	1,170,945	(525,246)	(645,699)	—	—	—
	$7,916,171	$(2,220,843)	$(4,033,117)	$(1,160,246)	$501,965	$1,540,000

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged
Bank of America, N.A.	$(107,348)	$107,348	$ —	$ —	$ —	$ —
BNP Paribas	(484,839)	484,839	—	—	—	—
Citibank, N.A.	(351,828)	351,828	—	—	—	—
Goldman Sachs International	(25,280)	25,280	—	—	—	—
HSBC Bank USA, N.A.	(281,591)	281,591	—	—	—	—
JPMorgan Chase Bank, N.A.	(232,610)	232,610	—	—	—	—
Nomura International PLC	(120,172)	—	113,708	—	(6,464)	—
Standard Chartered Bank	(122,967)	122,967	—	—	—	—
State Street Bank and Trust Company	(206,095)	89,134	—	—	(116,961)	—
UBS AG	(525,246)	525,246	—	—	—	—
	$(2,457,976)	$2,220,843	$113,708	$ —	$(123,425)	$ —
Total — Deposits for derivatives collateral — OTC derivatives						$1,540,000
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.
60

Global Opportunities Portfolio
October 31, 2024
Notes to Consolidated Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2024 was as follows:
Consolidated Statement of Operations Caption	Commodity	Credit	Foreign Exchange	Interest Rate	Total
Net realized gain (loss):
Written swaptions	$ —	$ —	$ —	$2,412,200	$2,412,200
Futures contracts	—	—	—	(24,275,865)	(24,275,865)
Swap contracts	—	(948,844)	—	3,965,924	3,017,080
Forward foreign currency exchange contracts	—	—	(15,946,607)	—	(15,946,607)
Total	$ —	$(948,844)	$(15,946,607)	$(17,897,741)	$(34,793,192)
Change in unrealized appreciation (depreciation):
Investments	$ —	$ —	$(628,974)	$(537,138)	$(1,166,112)
Futures contracts	1,926,156	—	—	(47,706,209)	(45,780,053)
Swap contracts	—	55,591	—	20,340,500	20,396,091
Forward foreign currency exchange contracts	—	—	4,698,446	—	4,698,446
Total	$1,926,156	$55,591	$4,069,472	$(27,902,847)	$(21,851,628)
The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2024, which are indicative of the volume of these derivative types, were approximately as follows:
Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Purchased Swaptions	Purchased Put Options
$1,787,697,000	$650,547,000	$916,748,000	$63,687,000	$24,738,000
Written Swaptions	Swap Contracts
$126,692,000	$1,926,369,000
*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.
7  Line of Credit
The Portfolio participates with other portfolios and funds managed by BMR and its affiliates in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 21, 2025. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings generally at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2024, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2024.
61

Global Opportunities Portfolio
October 31, 2024
Notes to Consolidated Financial Statements — continued

8  Reverse Repurchase Agreements
Reverse repurchase agreements outstanding as of October 31, 2024 were as follows:
Counterparty	Trade Date	Maturity Date	Interest Rate Paid (Received)		Principal Amount	Value Including Accrued Interest
Barclays Bank PLC	10/16/24	On Demand(1)	(20.00)%	USD	1,554,245	$1,554,245
JPMorgan Chase Bank, N.A.	10/22/24	On Demand(1)	4.90	NZD	355,809,907	212,912,986
Total						$214,467,231
(1)	Open reverse repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.
At October 31, 2024, the type of securities pledged as collateral for all open reverse repurchase agreements was Sovereign Government Bonds.
For the year ended October 31, 2024, the average borrowings under settled reverse repurchase agreements and the average annual interest rate paid were approximately $206,958,000 and 5.45%, respectively. Based on the short-term nature of the borrowings under the reverse repurchase agreements, the carrying value of the payable for reverse repurchase agreements approximated its fair value at October 31, 2024. If measured at fair value, borrowings under the reverse repurchase agreements would have been considered as Level 2 in the fair value hierarchy (see Note 10) at October 31, 2024.
Reverse repurchase agreements entered into by the Portfolio are subject to Master Repurchase Agreements (MRA), which permit the Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio.
The following tables present the Portfolio’s repurchase and reverse repurchase agreements net of amounts available for offset under an MRA and net of the related collateral received and/or pledged by the Portfolio as of October 31, 2024.
Counterparty	Repurchase Agreements	Liabilities Available for Offset	Securities Collateral Received(a)	Cash Collateral Received(a)	Net Amount(b)
Bank of America, N.A.	$11,081,250	$ —	$(10,808,110)	$ —	$273,140
Barclays Bank PLC	2,305,000	(1,554,245)	(750,755)	—	—
JPMorgan Chase Bank, N.A.	2,034,507	(2,034,507)	—	—	—
Nomura International PLC	5,951,025	—	(5,712,381)	—	238,644
	$21,371,782	$(3,588,752)	$(17,271,246)	$ —	$511,784
Counterparty	Reverse Repurchase Agreements*	Assets Available for Offset	Securities Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount(c)
Barclays Bank PLC	$(1,554,245)	$1,554,245	$ —	$ —	$ —
JPMorgan Chase Bank, N.A.	(212,912,986)	2,034,507	210,864,663	—	—
	$(214,467,231)	$3,588,752	$210,864,663	$ —	$ —
*	Including accrued interest.
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.
62

Global Opportunities Portfolio
October 31, 2024
Notes to Consolidated Financial Statements — continued

9  Affiliated Investments
At October 31, 2024, the value of the Portfolio's investment in funds that may be deemed to be affiliated was $126,551,697, which represents 2.6% of the Portfolio's net assets. Transactions in such investments by the Portfolio for the year ended October 31, 2024 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$422,234,524	$3,365,630,281	$(3,661,313,108)	$ —	$ —	$126,551,697	$10,362,776	126,551,697
10  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At October 31, 2024, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$ —	$ 664,022,796	$ —	$ 664,022,796
Closed-End Funds	8,020,397	—	—	8,020,397
Collateralized Mortgage Obligations	—	2,029,620,680	—	2,029,620,680
Commercial Mortgage-Backed Securities	—	64,073,647	—	64,073,647
Common Stocks	297,727	4,248,002*	—	4,545,729
Convertible Bonds	—	129,830,680	—	129,830,680
Convertible Preferred Stocks	5,618,962	—	—	5,618,962
Exchange-Traded Funds	10,293,022	—	—	10,293,022
Foreign Corporate Bonds	—	329,535,366	0	329,535,366
Government National Mortgage Association Participation Agreements	—	115,523,574	—	115,523,574
Insurance Linked Securities	—	—	128,235,686	128,235,686
Loan Participation Notes	—	—	7,976,061	7,976,061
Preferred Stocks	2,376,310	7,898,672	—	10,274,982
Senior Floating-Rate Loans	—	18,458,239	—	18,458,239
Sovereign Government Bonds	—	641,651,387	—	641,651,387
U.S. Department of Agriculture Loans	—	27,379,664	—	27,379,664
U.S. Government Agency Commercial Mortgage-Backed Securities	—	13,255,181	—	13,255,181
U.S. Government Agency Mortgage-Backed Securities	—	1,292,237,975	—	1,292,237,975
U.S. Government Guaranteed Small Business Administration Loans	—	7,400,513	—	7,400,513
Short-Term Investments:
Affiliated Fund	126,551,697	—	—	126,551,697
Repurchase Agreements	—	21,371,782	—	21,371,782
63

Global Opportunities Portfolio
October 31, 2024
Notes to Consolidated Financial Statements — continued

Asset Description (continued)	Level 1	Level 2	Level 3	Total
Sovereign Government Securities	$ —	$ 26,153,979	$ —	$ 26,153,979
U.S. Treasury Obligations	—	45,780,235	—	45,780,235
Purchased Currency Options	—	823,922	—	823,922
Purchased Interest Rate Swaptions	—	108	—	108
Total Investments	$153,158,115	$5,439,266,402	$136,211,747	$5,728,636,264
Forward Foreign Currency Exchange Contracts	$ —	$ 10,979,762	$ —	$ 10,979,762
Futures Contracts	20,290,516	—	—	20,290,516
Swap Contracts	—	27,383,022	—	27,383,022
Total	$173,448,631	$5,477,629,186	$136,211,747	$5,787,289,564
Liability Description
TBA Sale Commitments	$ —	$ (40,647,961)	$ —	$ (40,647,961)
Securities Sold Short	—	(20,334,636)	—	(20,334,636)
Forward Foreign Currency Exchange Contracts	—	(6,655,598)	—	(6,655,598)
Futures Contracts	(59,161,512)	—	—	(59,161,512)
Swap Contracts	—	(14,381,767)	—	(14,381,767)
Total	$(59,161,512)	$ (82,019,962)	$ —	$ (141,181,474)
*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
	Foreign Corporate Bonds	Insurance Linked Securities	Loan Participation Notes	Miscellaneous	Total
Balance as of October 31, 2023	$ —	$63,870,436	$15,902,788	$ —	$79,773,224
Realized gains (losses)	—	3,745,679	(502,607)	199,435	3,442,507
Change in net unrealized appreciation (depreciation)	(628,325)	17,136,158	158,145	—	16,665,978
Cost of purchases	—	88,463,900	—	—	88,463,900
Proceeds from sales, including return of capital	—	(44,980,487)	(7,748,948)	(199,435)	(52,928,870)
Accrued discount (premium)	—	—	166,683	—	166,683
Transfers to Level 3(1)	628,325	—	—	—	628,325
Transfers from Level 3	—	—	—	—	—
Balance as of October 31, 2024	$0	$128,235,686	$7,976,061	$ —	$136,211,747
Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2024	$(628,325)	$23,344,365	$(1,030,523)	$ —	$21,685,517
(1)	Transferred from Level 2 to Level 3 due to restrictions imposed on the sale of the investment.
64

Global Opportunities Portfolio
October 31, 2024
Notes to Consolidated Financial Statements — continued

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 investments held as of October 31, 2024:
Type of Investment	Fair Value as of October 31, 2024	Valuation Technique	Unobservable Input	Range of Unobservable Input	Impact to Valuation from an Increase to Input*
Foreign Corporate Bonds	$0	Estimated Recovery Value	Estimated Recovery Value Percentage	0%	Increase
Insurance Linked Securities***	87,220,275	Adjusted Net Asset Value	Adjustment to Net Asset Value	N/A	Increase
Loan Participation Notes	7,976,061	Matrix Pricing	Adjusted Credit Spread to the Central Bank of Uzbekistan Quoted Policy Rate	5.10% - 6.10%**	Decrease
*	Represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.
**	The weighted average of the unobservable input is 5.14% based on relative principal amounts.
***	The Portfolio’s investments in Reinsurance Side Cars of $41,015,411 were primarily valued on the basis of broker quotations.
11  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country, and by acts of terrorism and war. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
Emerging market securities often involve greater risks than developed market securities. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain economic sectors. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. Governmental actions can have a significant effect on the economic conditions in emerging market countries. It may be more difficult to make a claim or obtain a judgment in the courts of these countries than it is in the United States. The possibility of fraud, negligence, undue influence being exerted by an issuer or refusal to recognize ownership exists in some emerging markets. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. Emerging market securities are also subject to speculative trading, which contributes to their volatility.
Economic data as reported by sovereign entities may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a sovereign entity to restructure defaulted debt may be limited. Therefore, losses on sovereign defaults may far exceed the losses from the default of a similarly rated U.S. debt issuer.
65

Global Opportunities Portfolio
October 31, 2024
Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Opportunities Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying consolidated statement of assets and liabilities of Global Opportunities Portfolio and subsidiary (the “Portfolio”), including the consolidated portfolio of investments, as of October 31, 2024, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2024, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 20, 2024
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
66

Eaton Vance
Strategic Income Fund
October 31, 2024
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 6, 2024, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised of all of the Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings held between April and June 2024, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios, and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other funds, collective investment trusts and institutional accounts) with the same or substantially similar investment objective as the fund and with a significant overlap in holdings based on criteria set by the Board, if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used by the adviser to determine the value of fund assets, including, when necessary, the determination of “fair value” by the adviser in its role as each funds’ valuation designee and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
1 Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report. Eaton Vance Management and Boston Management and Research are referred to collectively as the “adviser.”
67

Eaton Vance
Strategic Income Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other funds and investment accounts, as applicable;
•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The personal trading codes of ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, including descriptions of their various compliance programs and their record of compliance and remediation;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund;
• A description of the adviser’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost, and character of the administrative and other non-investment advisory services provided by the adviser and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule), and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates, and other relevant matters;
• The risks that the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 6, 2024 meeting, the Board and its committees received information from portfolio managers and other investment professionals of the adviser and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Board and its committees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the funds, and received and participated in reports and presentations provided by the adviser and sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular video or telephone conferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Kirkland & Ellis LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Strategic Income Fund (formerly, Eaton Vance Short Duration Strategic Income Fund) (the “Fund”) and Eaton Vance Management (“EVM”) as well as the investment advisory agreement
68

Eaton Vance
Strategic Income Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

between Global Opportunities Portfolio (the “Portfolio”), one of the underlying Funds (as defined below) in which the Fund is authorized to invest, and Boston Management and Research (“BMR”) (EVM, with respect to the Fund, and BMR, with respect to the Portfolio, are each referred to herein as the “Adviser”), including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Fund and the Portfolio.
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreements for the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Fund and the Portfolio by the applicable Adviser. EVM allocates the assets of the Fund among the Portfolio and other funds in the Eaton Vance fund complex (the “underlying Funds”) and is also authorized to invest directly in securities or other instruments.
The Board considered each Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund and the Portfolio, including the education and experience of the investment professionals who provide services to the Fund and the Portfolio. The Board considered the abilities and experience of each Adviser’s investment professionals in analyzing factors relevant to investment in a broad range of income securities. In regard to the Portfolio, the Board considered BMR’s expertise with respect to global markets and in-house research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of each Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund and the Portfolio, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund and the Portfolio, including the provision of administrative services. In approving the advisory agreements, the Board noted that EVM would be responsible for periodic rebalancing of assets among the Portfolio and the underlying Funds and, potentially, for investing in other securities or instruments, but would not receive a separate fee from the Fund for the rebalancing. The Board also considered the business-related and other risks to which each Adviser or its affiliates may be subject in managing the Fund and the Portfolio.
The Board noted that, under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it would receive a fee, or in the Portfolio or in the underlying Funds, for which it receives no separate fee but for which the adviser receives an advisory fee from the Portfolio or the underlying Funds. The Board considered the potential benefits to the Fund of the ability to make direct investments, such as an improved ability to: gain exposure to sectors of the market EVM believes may not be represented or underrepresented by the Portfolio or the underlying Funds; to hedge certain exposures; and/or to otherwise manage the exposures of the Fund.
The Board considered the compliance programs of each Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, compliance with policies and procedures, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered relevant examinations of each Adviser and its affiliates by regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges. After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by each Adviser, taken as a whole, are appropriate and consistent with the terms of the applicable investment advisory agreement.
Fund Performance
The Board noted that, effective January 16, 2024, the Fund changed its name and investment strategies to no longer limit its average duration under normal market conditions to 3.5 years or less. Although the Board considered information comparing the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), the Board determined, in light of the recent changes to the Fund, to continue to monitor and evaluate the effectiveness of such changes over time.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Fund directly or indirectly through its pro rata share of the expenses of the Portfolio and the underlying Funds for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2023, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered certain factors identified by management in response to requests from the Contract Review Committee regarding the Fund’s total expense ratio relative to comparable funds.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by each Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
69

Eaton Vance
Strategic Income Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by each Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by each Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by each Adviser and its affiliates are not excessive.
The Board also considered direct or indirect fall-out benefits received by each Adviser and its affiliates in connection with their respective relationships with the Fund, the Portfolio and the underlying Funds, including the benefits of research services that may be available to each Adviser as a result of securities transactions effected for the Fund, the Portfolio and the underlying Funds and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the applicable Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. To assist in the evaluation of the sharing of any economies of scale, the Board received data showing for recent years, asset levels, Adviser profitability and total expense ratios. The Board noted the structure of the advisory fee, which includes breakpoints at several asset levels for assets directly held by the Fund and includes no separate advisory fee for assets invested in the Portfolio or the underlying Funds. The Board noted that for assets invested in the Portfolio and the underlying Funds, the Fund will automatically receive the benefits of such breakpoints as have been established for the Portfolio and the underlying Funds based on their total assets. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fees, which include breakpoints at several asset levels, will allow the Fund and the Portfolio to continue to benefit from any economies of scale in the future.
70

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ETSIX-NCSR    10.31.24

Eaton Vance
Tax-Managed Equity Asset Allocation Fund
Annual Financial Statements and
Additional Information
October 31, 2024

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the prospectus and/or statement of additional information, which can be obtained by calling 1-800-262-1122 or from a financial intermediary. Prospective investors should read the prospectus carefully before investing.

Annual Financial Statements and Additional Information October 31, 2024
Eaton Vance
Tax-Managed Equity Asset Allocation Fund

Eaton Vance
Tax-Managed Equity Asset Allocation Fund
October 31, 2024
Portfolio of Investments

Investments in Affiliated Portfolios — 96.7%
Description	Value
Tax-Managed Growth Portfolio (identified cost, $84,336,955)	$301,760,923
Tax-Managed International Equity Portfolio (identified cost, $32,324,516)	39,005,094
Tax-Managed Multi-Cap Growth Portfolio (identified cost, $38,043,724)	123,777,659
Tax-Managed Small-Cap Portfolio (identified cost, $57,779,888)	72,289,271
Tax-Managed Value Portfolio (identified cost, $115,911,882)	205,382,610
Total Investments in Affiliated Portfolios (identified cost $328,396,965)	$742,215,557

Debt Obligations — 3.1%(1)
Security	Principal Amount (000's omitted)	Value
Banks — 2.0%
Banco Bilbao Vizcaya Argentaria SA, 9.375% to 3/19/29(2)(3)	$600	$ 651,161
Banco Davivienda SA, 6.65% to 4/22/31(2)(3)(4)	200	167,736
Banco Mercantil del Norte SA/Grand Cayman, 8.375% to 10/14/30(2)(3)(4)	600	617,207
Banco Santander SA, 9.625% to 5/21/33(2)(3)	600	692,495
Bank of America Corp., Series TT, 6.125% to 4/27/27(2)(3)	425	432,762
Bank of Montreal, 7.70% to 5/26/29, 5/26/84(3)	563	590,217
Bank of Nova Scotia, 4.90% to 6/4/25(2)(3)	775	769,762
Barclays PLC:
6.125% to 12/15/25(2)(3)	471	469,012
8.00% to 3/15/29(2)(3)	526	544,993
BNP Paribas SA:
4.625% to 2/25/31(2)(3)(4)	203	171,892
7.75% to 8/16/29(2)(3)(4)	235	243,962
Citigroup, Inc., Series W, 4.00% to 12/10/25(2)(3)	1,038	1,012,690
Deutsche Bank AG, 6.00% to 10/30/25(2)(3)	400	392,011
Farm Credit Bank of Texas, 7.75% to 6/15/29(2)(3)	429	450,210
Huntington Bancshares, Inc., Series F, 5.625% to 7/15/30(2)(3)	395	395,358
ING Groep NV, 8.00% to 5/16/30(2)(3)(5)	470	497,265
JPMorgan Chase & Co., Series KK, 3.65% to 6/1/26(2)(3)	260	252,285
KeyCorp, Series D, 5.00% to 9/15/26(2)(3)	975	939,638
NatWest Group PLC, 4.60% to 6/28/31(2)(3)	200	166,890
PNC Financial Services Group, Inc., Series U, 6.00% to 5/15/27(2)(3)	800	802,874
Royal Bank of Canada, 7.50% to 5/2/29, 5/2/84(3)	330	347,814
Security	Principal Amount (000's omitted)	Value
Banks (continued)
Societe Generale SA:
5.375% to 11/18/30(2)(3)(4)	$506	$ 430,102
9.375% to 11/22/27(2)(3)(4)	200	209,672
State Street Corp., Series J, 6.70% to 9/15/29(2)(3)	230	236,802
Swedbank AB, 7.75% to 3/17/30(2)(3)(5)	600	625,875
Toronto-Dominion Bank, 8.125% to 10/31/27, 10/31/82(3)	775	818,520
Truist Financial Corp.:
Series P, 4.95% to 9/1/25(2)(3)	125	123,859
Series Q, 5.10% to 3/1/30(2)(3)	134	130,736
UBS Group AG:
4.375% to 2/10/31(2)(3)(4)	419	355,186
6.85% to 9/10/29(2)(3)(4)	475	472,019
Wells Fargo & Co., Series BB, 3.90% to 3/15/26(2)(3)	984	953,602
		$ 14,964,607
Capital Markets — 0.1%
Charles Schwab Corp., Series I, 4.00% to 6/1/26(2)(3)	$1,142	$ 1,097,402
		$ 1,097,402
Diversified Financial Services — 0.2%
Air Lease Corp., Series B, 4.65% to 6/15/26(2)(3)	$410	$ 398,655
American AgCredit Corp., Series A, 5.25% to 6/15/26(2)(3)(4)	914	895,720
Goldman Sachs Group, Inc.:
Series V, 4.125% to 11/10/26(2)(3)	143	137,109
Series W, 7.50% to 2/10/29(2)(3)	230	246,476
		$ 1,677,960
Electric Utilities — 0.3%
Dominion Energy, Inc., Series C, 4.35% to 1/15/27(2)(3)	$583	$ 568,952
Edison International, Series B, 5.00% to 12/15/26(2)(3)	199	194,183
Emera, Inc., Series 16-A, 6.75% to 6/15/26, 6/15/76(3)	450	452,242
PG&E Corp., 7.375% to 12/15/29, 3/15/55(3)	360	372,751
Sempra, 4.125% to 1/1/27, 4/1/52(3)	581	553,991
		$ 2,142,119
Financial Services — 0.0%(6)
Ally Financial, Inc., Series B, 4.70% to 5/15/26(2)(3)	$294	$ 265,406
		$ 265,406
Food Products — 0.1%
Land O' Lakes, Inc., 8.00%(2)(4)	$824	$ 772,500
		$ 772,500

1

Eaton Vance
Tax-Managed Equity Asset Allocation Fund
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Independent Power and Renewable Electricity Producers — 0.1%
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, 1/18/82(3)	$408	$ 382,365
		$ 382,365
Insurance — 0.1%
Liberty Mutual Group, Inc., 4.125% to 9/15/26, 12/15/51(3)(4)	$678	$ 639,971
		$ 639,971
Pipelines — 0.1%
Enbridge, Inc., Series NC5, 8.25% to 10/15/28, 1/15/84(3)	$606	$ 641,650
Energy Transfer LP, Series B, 6.625% to 2/15/28(2)(3)	359	352,763
		$ 994,413
Telecommunications — 0.1%
Rogers Communications, Inc., 5.25% to 3/15/27, 3/15/82(3)(4)	$450	$ 441,263
		$ 441,263
Total Debt Obligations (identified cost $23,159,805)		$ 23,378,006

Preferred Stocks — 0.2%
Security	Shares	Value
Banks — 0.0%(6)
Citizens Financial Group, Inc., Series H, 7.375%	4,798	$ 130,026
		$ 130,026
Electric Utilities — 0.1%
Brookfield BRP Holdings Canada, Inc.:
4.625%	17,551	$ 309,249
7.25%	4,870	124,623
SCE Trust III, Series H, 7.811% (3 mo. SOFR + 3.25%)(7)	5,575	141,215
SCE Trust IV, Series J, 5.375% to 9/15/25(3)	2,004	49,298
		$ 624,385
Insurance — 0.1%
American National Group, Inc., Series B, 6.625% to 9/1/25(3)	15,135	$ 384,278
Athene Holding Ltd., Series C, 6.375% to 6/30/25(3)	29,631	744,923
		$ 1,129,201
Total Preferred Stocks (identified cost $1,942,578)		$ 1,883,612

Short-Term Investments — 0.1%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.78%(8)	856,996	$ 856,996
Total Short-Term Investments (identified cost $856,996)		$ 856,996
Total Investments — 100.1% (identified cost $354,356,344)		$768,334,171
Other Assets, Less Liabilities — (0.1)%		$ (785,764)
Net Assets — 100.0%		$767,548,407
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Debt obligations are hybrid instruments, as determined by the investment adviser. These instruments have characteristics of both equity and debt.
(2)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(3)	Security converts to variable rate after the indicated fixed-rate coupon period.
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2024, the aggregate value of these securities is $5,417,230 or 0.7% of the Fund's net assets.
(5)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2024, the aggregate value of these securities is $1,123,140 or 0.1% of the Fund's net assets.
(6)	Amount is less than 0.05%.
(7)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2024.
(8)	May be deemed to be an affiliated investment company (see Note 9). The rate shown is the annualized seven-day yield as of October 31, 2024.
Abbreviations:
SOFR	– Secured Overnight Financing Rate

2

Eaton Vance
Tax-Managed Equity Asset Allocation Fund
October 31, 2024
Statement of Assets and Liabilities

October 31, 2024
Assets
Unaffiliated investments, at value (identified cost $25,102,383)	$25,261,618
Affiliated investments, at value (identified cost $329,253,961)	743,072,553
Cash	15,742
Interest and dividends receivable	270,912
Dividends receivable from affiliated investments	4,086
Receivable for Fund shares sold	326,483
Total assets	$768,951,394
Liabilities
Payable for investments purchased	$307,967
Payable for Fund shares redeemed	558,406
Payable to affiliates:
Investment adviser fee	96,937
Administration fee	98,959
Distribution and service fees	146,153
Trustees' fees	43
Payable for transfer and dividend disbursing agent fees	71,067
Payable for legal and accounting services	79,817
Accrued expenses	43,638
Total liabilities	$1,402,987
Net Assets	$767,548,407
Sources of Net Assets
Paid-in capital	$198,924,589
Distributable earnings	568,623,818
Net Assets	$767,548,407
Class A Shares
Net Assets	$517,185,914
Shares Outstanding	14,507,678
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$35.65
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$37.63
Class C Shares
Net Assets	$40,363,717
Shares Outstanding	1,238,325
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$32.60
Class I Shares
Net Assets	$209,998,776
Shares Outstanding	5,891,217
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$35.65
On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
3
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Equity Asset Allocation Fund
October 31, 2024
Statement of Operations

Year Ended
October 31, 2024
Investment Income
Dividend income (net of foreign taxes withheld of $716)	$154,752
Dividend income from affiliated investments	15,683
Dividend income allocated from affiliated Portfolios (net of foreign taxes withheld of $207,208)	9,518,386
Interest income	1,347,685
Securities lending income allocated from affiliated Portfolios, net	31,639
Expenses allocated from affiliated Portfolios	(3,983,576)
Total investment income	$7,084,569
Expenses
Investment adviser fee	$1,076,336
Administration fee	1,063,025
Distribution and service fees:
Class A	1,218,867
Class C	388,016
Trustees’ fees and expenses	501
Custodian fee	49,726
Transfer and dividend disbursing agent fees	307,756
Legal and accounting services	95,579
Printing and postage	37,880
Registration fees	58,495
Miscellaneous	15,247
Total expenses	$4,311,428
Net investment income	$2,773,141
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$(982,089)
Payment by affiliate for realized loss on disposal of investment not meeting investment guidelines	79,092
Net realized gain (loss) allocated from affiliated Portfolios:
Investment transactions	31,559,269
Foreign currency transactions	3,975
Net realized gain	$30,660,247
Change in unrealized appreciation (depreciation):
Investments	$3,930,584
Change in unrealized appreciation (depreciation) allocated from affiliated Portfolios:
Investments	152,222,930
Foreign currency	1,388
Net change in unrealized appreciation (depreciation)	$156,154,902
Net realized and unrealized gain	$186,815,149
Net increase in net assets from operations	$189,588,290
4
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Equity Asset Allocation Fund
October 31, 2024
Statements of Changes in Net Assets

	Year Ended October 31,
	2024	2023
Increase (Decrease) in Net Assets
From operations:
Net investment income	$2,773,141	$3,994,756
Net realized gain	30,660,247	12,312,375
Net change in unrealized appreciation (depreciation)	156,154,902	17,522,080
Net increase in net assets from operations	$189,588,290	$33,829,211
Distributions to shareholders:
Class A	$(2,419,217)	$(3,164,977)
Class C	—	(86,016)
Class I	(1,234,357)	(1,305,229)
Total distributions to shareholders	$(3,653,574)	$(4,556,222)
Transactions in shares of beneficial interest:
Class A	$(18,226,564)	$(20,159,478)
Class C	(2,594,057)	(3,587,785)
Class I	21,267,992	10,104,782
Net increase (decrease) in net assets from Fund share transactions	$447,371	$(13,642,481)
Net increase in net assets	$186,382,087	$15,630,508
Net Assets
At beginning of year	$581,166,320	$565,535,812
At end of year	$767,548,407	$581,166,320
5
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Equity Asset Allocation Fund
October 31, 2024
Financial Highlights

	Class A
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$27.00	$25.67	$31.71	$23.07	$22.37
Income (Loss) From Operations
Net investment income(1)	$0.12	$0.18	$0.15	$0.10	$0.17
Net realized and unrealized gain (loss)	8.69	1.35	(5.38)	8.69	0.96
Total income (loss) from operations	$8.81	$1.53	$(5.23)	$8.79	$1.13
Less Distributions
From net investment income	$(0.16)	$(0.14)	$(0.10)	$(0.15)	$(0.15)
From net realized gain	—	(0.06)	(0.71)	—	(0.28)
Total distributions	$(0.16)	$(0.20)	$(0.81)	$(0.15)	$(0.43)
Net asset value — End of year	$35.65	$27.00	$25.67	$31.71	$23.07
Total Return(2)	32.73%	6.01%	(16.91)%	38.24%	5.07%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$517,186	$406,567	$405,236	$513,507	$373,289
Ratios (as a percentage of average daily net assets):(3)(4)
Total expenses	1.19%	1.22%	1.25%	1.26%	1.28%
Net expenses	1.19%(5)	1.22%(5)	1.25%(5)	1.26%	1.28%
Net investment income	0.37%	0.66%	0.56%	0.35%	0.74%
Portfolio Turnover of the Fund(6)	4%	4%	5%	6%	7%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.
(5)	Includes a reduction by the investment adviser of a portion of the Portfolios’ adviser fees due to the Portfolios’ investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022).
(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.
6
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Equity Asset Allocation Fund
October 31, 2024
Financial Highlights — continued

	Class C
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$24.74	$23.57	$29.23	$21.31	$20.70
Income (Loss) From Operations
Net investment income (loss)(1)	$(0.11)	$(0.02)	$(0.05)	$(0.10)	$0.00(2)
Net realized and unrealized gain (loss)	7.97	1.25	(4.96)	8.02	0.89
Total income (loss) from operations	$7.86	$1.23	$(5.01)	$7.92	$0.89
Less Distributions
From net realized gain	$—	$(0.06)	$(0.65)	$—	$(0.28)
Total distributions	$—	$(0.06)	$(0.65)	$—	$(0.28)
Net asset value — End of year	$32.60	$24.74	$23.57	$29.23	$21.31
Total Return(3)	31.73%	5.22%	(17.53)%	37.17%	4.29%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$40,364	$32,698	$34,490	$43,788	$44,822
Ratios (as a percentage of average daily net assets):(4)(5)
Total expenses	1.94%	1.97%	2.00%	2.01%	2.03%
Net expenses	1.94%(6)	1.97%(6)	2.00%(6)	2.01%	2.03%
Net investment income (loss)	(0.38)%	(0.09)%	(0.19)%	(0.38)%	0.00%(7)
Portfolio Turnover of the Fund(8)	4%	4%	5%	6%	7%
(1)	Computed using average shares outstanding.
(2)	Amount is less than $0.005.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.
(6)	Includes a reduction by the investment adviser of a portion of the Portfolios’ adviser fees due to the Portfolios’ investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022).
(7)	Amount is less than 0.005%.
(8)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.
7
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Equity Asset Allocation Fund
October 31, 2024
Financial Highlights — continued

	Class I
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$26.99	$25.67	$31.70	$23.06	$22.36
Income (Loss) From Operations
Net investment income(1)	$0.20	$0.25	$0.23	$0.17	$0.22
Net realized and unrealized gain (loss)	8.69	1.34	(5.37)	8.68	0.97
Total income (loss) from operations	$8.89	$1.59	$(5.14)	$8.85	$1.19
Less Distributions
From net investment income	$(0.23)	$(0.21)	$(0.18)	$(0.21)	$(0.21)
From net realized gain	—	(0.06)	(0.71)	—	(0.28)
Total distributions	$(0.23)	$(0.27)	$(0.89)	$(0.21)	$(0.49)
Net asset value — End of year	$35.65	$26.99	$25.67	$31.70	$23.06
Total Return(2)	33.09%	6.26%	(16.68)%	38.56%	5.31%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$209,999	$141,901	$125,810	$149,762	$97,355
Ratios (as a percentage of average daily net assets):(3)(4)
Total expenses	0.94%	0.97%	1.00%	1.01%	1.03%
Net expenses	0.94%(5)	0.97%(5)	1.00%(5)	1.01%	1.03%
Net investment income	0.61%	0.90%	0.81%	0.60%	0.99%
Portfolio Turnover of the Fund(6)	4%	4%	5%	6%	7%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.
(5)	Includes a reduction by the investment adviser of a portion of the Portfolios’ adviser fees due to the Portfolios’ investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022).
(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.
8
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Equity Asset Allocation Fund
October 31, 2024
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Tax-Managed Equity Asset Allocation Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to achieve long-term, after-tax returns for its shareholders. The Fund currently pursues its objective by investing directly in securities and in interests in five tax-managed equity portfolios managed by Eaton Vance Management (EVM) or its affiliates (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in their net assets. The Portfolios and the Fund’s proportionate interest in each of their net assets at October 31, 2024 were as follows: Tax-Managed Growth Portfolio (5.2%), Tax-Managed Value Portfolio (19.9%), Tax-Managed International Equity Portfolio (51.7%), Tax-Managed Multi-Cap Growth Portfolio (44.9%) and Tax-Managed Small-Cap Portfolio (35.2%). The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio’s financial statements is available by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the Securities and Exchange Commission’s website at www.sec.gov.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The valuation policies common to the Portfolios are as follows:
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund's Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Portfolios' investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Portfolios might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
In addition to investing in the Portfolios, the Fund may invest directly in securities. The valuation policies of the Fund are consistent with the valuation policies of the Portfolios. Additional valuation policies of the Fund are as follows:
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
9

Eaton Vance
Tax-Managed Equity Asset Allocation Fund
October 31, 2024
Notes to Financial Statements — continued

Preferred Equity Securities. Preferred equity securities that are not listed or traded in the over-the-counter market are valued by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.
B  Income—The Fund's net investment income or loss includes the Fund's pro rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.
C  Federal Taxes—The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of October 31, 2024, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
D  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
F  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
G  Indemnifications— Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
H  Other—Investment transactions are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
2  Distributions to Shareholders and Income Tax Information
It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
10

Eaton Vance
Tax-Managed Equity Asset Allocation Fund
October 31, 2024
Notes to Financial Statements — continued

The tax character of distributions declared for the years ended October 31, 2024 and October 31, 2023 was as follows:
	Year Ended October 31,
	2024	2023
Ordinary income	$3,653,574	$3,277,650
Long-term capital gains	$ —	$1,278,572
During the year ended October 31, 2024, distributable earnings was decreased by $91,656 and paid-in capital was increased by $91,656 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of October 31, 2024, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 563,634
Undistributed long-term capital gains	5,416,732
Net unrealized appreciation	562,552,576
Other temporary differences	90,876
Distributable earnings	$568,623,818
The cost and unrealized appreciation (depreciation) of investments of the Fund, including the affiliated Portfolios, at October 31, 2024, as determined on a federal income tax basis, were as follows:
Aggregate cost	$205,781,599
Gross unrealized appreciation	$563,232,914
Gross unrealized depreciation	(680,342)
Net unrealized appreciation	$562,552,572
3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by EVM, an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate as a percentage of the Fund’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.700%
$500 million but less than $1 billion	0.600%
$1 billion but less than $1.5 billion	0.575%
$1.5 billion but less than $2.5 billion	0.550%
$2.5 billion and over	0.525%
The investment adviser fee payable by the Fund is reduced by the Fund’s allocable share of any fee paid pursuant to an investment advisory agreement by any investment company advised by EVM or its affiliates in which the Fund invests. The Portfolios may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Portfolios is reduced by an amount equal to their pro rata share of the advisory and administration fees paid by the Portfolios due to their investments in the Liquidity Fund. For the year ended October 31, 2024, the Fund’s allocated share of the reduction of the investment adviser fee paid by the Portfolios was $4,357 relating to the Portfolios’ investments in the Liquidity Fund.
11

Eaton Vance
Tax-Managed Equity Asset Allocation Fund
October 31, 2024
Notes to Financial Statements — continued

For the year ended October 31, 2024, the Fund’s investment adviser fee totaled $4,751,959, of which $3,675,623 was allocated from the Portfolios and $1,076,336 was paid or accrued directly by the Fund. For the year ended October 31, 2024, the Fund’s investment adviser fee, including the fees allocated from the Portfolios, was 0.67% of the Fund’s average daily net assets. The administration fee is earned by EVM as compensation for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2024, the administration fee amounted to $1,063,025.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2024, EVM earned $71,958 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $27,298 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2024. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).
During the year ended October 31, 2024, EVM reimbursed the Fund $79,092 for a net realized loss on the sale of an investment security not meeting the Fund's investment guidelines. The reimbursement had no significant impact on total return for each class.
Trustees and officers of the Fund and the Portfolios who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of EVM.
4  Distribution Plans
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2024 amounted to $1,218,867 for Class A shares.
The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2024, the Fund paid or accrued to EVD $291,012 for Class C shares.
Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2024 amounted to $97,004 for Class C shares.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 12 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2024, the Fund was informed that EVD received $149 of CDSCs paid by Class A shareholders and $3,770 of CDSCs paid by Class C shareholders.
6  Investment Transactions
For the year ended October 31, 2024, increases and decreases in the Fund's investments in the Portfolios were as follows:
Portfolio	Contributions	Withdrawals
Tax-Managed Growth Portfolio	$4,879,225	$12,192,960
Tax-Managed International Equity Portfolio	6,049,117	1,385,986
Tax-Managed Multi-Cap Growth Portfolio	1,936,484	2,078,979
Tax-Managed Small-Cap Portfolio	1,793,041	1,924,981
Tax-Managed Value Portfolio	4,446,741	4,773,952
12

Eaton Vance
Tax-Managed Equity Asset Allocation Fund
October 31, 2024
Notes to Financial Statements — continued

7  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and investments in the Portfolios, aggregated $8,637,019 and $11,740,992, respectively, for the year ended October 31, 2024.
8  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions, were as follows:
	Year Ended October 31, 2024		Year Ended October 31, 2023
	Shares	Amount	Shares	Amount
Class A
Sales	603,940	$20,017,336	638,605	$17,459,127
Issued to shareholders electing to receive payments of distributions in Fund shares	72,058	2,219,392	113,819	2,905,787
Redemptions	(1,226,418)	(40,463,292)	(1,481,156)	(40,524,392)
Net decrease	(550,420)	$(18,226,564)	(728,732)	$(20,159,478)
Class C
Sales	204,767	$ 6,073,197	264,803	$ 6,591,501
Issued to shareholders electing to receive payments of distributions in Fund shares	—	—	3,594	84,643
Redemptions	(287,973)	(8,667,254)	(409,940)	(10,263,929)
Net decrease	(83,206)	$(2,594,057)	(141,543)	$(3,587,785)
Class I
Sales	1,157,881	$38,517,464	1,016,149	$27,963,225
Issued to shareholders electing to receive payments of distributions in Fund shares	38,518	1,183,648	48,921	1,246,030
Redemptions	(562,100)	(18,433,120)	(709,260)	(19,104,473)
Net increase	634,299	$21,267,992	355,810	$10,104,782
9  Affiliated Investments
At October 31, 2024, the value of the Fund's investment in funds that may be deemed to be affiliated was $856,996, which represents 0.1% of the Fund's net assets. Transactions in such investments by the Fund for the year ended October 31, 2024 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$ —	$3,931,423	$(3,074,427)	$ —	$ —	$856,996	$15,683	856,996
13

Eaton Vance
Tax-Managed Equity Asset Allocation Fund
October 31, 2024
Notes to Financial Statements — continued

10  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At October 31, 2024, the hierarchy of inputs used in valuing the Fund's investments in securities and investments in the Portfolios, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Investments in Affiliated Portfolios	$742,215,557	$ —	$ —	$742,215,557
Debt Obligations	—	23,378,006	—	23,378,006
Preferred Stocks	1,883,612	—	—	1,883,612
Short-Term Investments	856,996	—	—	856,996
Total Investments	$744,956,165	$23,378,006	$ —	$768,334,171
11  Subsequent Event
Effective as of the close of business on November 19, 2024, Tax-Managed International Equity Portfolio was liquidated and the Fund received cash proceeds in an amount equal to its investment in such Portfolio. Subsequently in addition to the other tax-managed portfolios in which the Fund may invest, as of the close of business on November 19, 2024, the Fund may invest in shares of Eaton Vance Global Equity Income Fund, a series of the Trust, managed by EVM.
14

Eaton Vance
Tax-Managed Equity Asset Allocation Fund
October 31, 2024
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Equity Asset Allocation Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Equity Asset Allocation Fund (the “Fund") (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 20, 2024
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
15

Eaton Vance
Tax-Managed Equity Asset Allocation Fund
October 31, 2024
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2025 will show the tax status of all distributions paid to your account in calendar year 2024. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.
Qualified Dividend Income. For the fiscal year ended October 31, 2024, the Fund designates approximately $7,913,174, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2024 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2024, $5,499,750 or, if subsequently determined to be different, the net capital gain of such year.
16

Eaton Vance
Tax-Managed Equity Asset Allocation Fund
October 31, 2024
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 6, 2024, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised of all of the Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings held between April and June 2024, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios, and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other funds, collective investment trusts and institutional accounts) with the same or substantially similar investment objective as the fund and with a significant overlap in holdings based on criteria set by the Board, if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used by the adviser to determine the value of fund assets, including, when necessary, the determination of “fair value” by the adviser in its role as each funds’ valuation designee and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other funds and investment accounts, as applicable;
1    Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report. Eaton Vance Management and Boston Management and Research are referred to collectively as the “adviser.”
17

Eaton Vance
Tax-Managed Equity Asset Allocation Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The personal trading codes of ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, including descriptions of their various compliance programs and their record of compliance and remediation;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund;
• A description of the adviser’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost, and character of the administrative and other non-investment advisory services provided by the adviser and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule), and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates, and other relevant matters;
• The risks that the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 6, 2024 meeting, the Board and its committees received information from portfolio managers and other investment professionals of the adviser and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Board and its committees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the funds, and received and participated in reports and presentations provided by the adviser and sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular video or telephone conferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Kirkland & Ellis LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Tax-Managed Equity Asset Allocation Fund (the “Fund”) and Eaton Vance Management (“EVM”), as well as the investment advisory agreements between each of Tax-Managed Growth Portfolio, Tax-Managed International Equity Portfolio, Tax-Managed Multi-Cap Growth Portfolio, Tax-Managed Small-Cap Portfolio and Tax-Managed Value Portfolio (the “Portfolios”), which are portfolios in which the Fund is authorized to invest, and Boston Management and Research (“BMR”) (EVM, with
18

Eaton Vance
Tax-Managed Equity Asset Allocation Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

respect to the Fund, and BMR, with respect to the Portfolios, are each referred to herein as the “Adviser”), including their respective fee structures, is in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Fund and the Portfolios.
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreements for the Fund and the Portfolios, the Board evaluated the nature, extent and quality of services provided to the Fund and to the Portfolios by the applicable Adviser. BMR manages the Portfolios, while EVM allocates the assets of the Fund among the Portfolios.
The Board considered each Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund and the Portfolios, including the education and experience of the investment professionals who provide services to the Fund and the Portfolios. The Board specifically noted that each Adviser has devoted extensive resources to in-house equity research and also draws upon independent research available from third-party sources. The Board considered each Adviser’s experience managing funds that seek to maximize after-tax returns. In particular, the Board considered the abilities and experience of each Adviser’s investment professionals in analyzing factors such as special considerations relevant to investing in preferred stocks. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of each Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund and the Portfolios, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund and the Portfolios, including the provision of administrative services. The Board also considered the business-related and other risks to which each Adviser or its affiliates may be subject in managing the Fund and the Portfolios.
The Board considered the compliance programs of each Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, compliance with policies and procedures, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered relevant examinations of each Adviser and its affiliates by regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by each Adviser, taken as a whole, are appropriate and consistent with the terms of the applicable investment advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2023. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group for the three-year period. The Board also noted that the performance of the Fund was lower than its primary and blended benchmark indexes for the three-year period. The Board also considered the performance of the underlying Portfolios. The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Portfolios and by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2023, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered certain factors identified by management in response to inquiries from the Contract Review Committee regarding the Fund’s total expense ratio relative to comparable funds.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by each Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by each Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, to the Portfolios and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by each Adviser and its affiliates to third parties in respect of distribution or other services.
19

Eaton Vance
Tax-Managed Equity Asset Allocation Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by each Adviser and its affiliates are not excessive.
The Board also considered direct or indirect fall-out benefits received by each Adviser and its affiliates in connection with their respective relationships with the Fund and the Portfolios, including the benefits of research services that may be available to each Adviser as a result of securities transactions effected for the Fund and the Portfolios and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the applicable Adviser and its affiliates, on the one hand, and the Fund and the Portfolios, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolios increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. To assist in the evaluation of the sharing of any economies of scale, the Board received data showing for recent years, asset levels, Adviser profitability and total expense ratios. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fees, which include breakpoints at several asset levels, will allow the Fund and the Portfolios to continue to benefit from any economies of scale in the future.
20

EAEAX-NCSR    10.31.24

Eaton Vance
Global Income Builder Fund
Annual Financial Statements and
Additional Information
October 31, 2024

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the prospectus and/or statement of additional information, which can be obtained by calling 1-800-262-1122 or from a financial intermediary. Prospective investors should read the prospectus carefully before investing.

Annual Financial Statements and Additional Information October 31, 2024
Eaton Vance
Global Income Builder Fund

Eaton Vance
Global Income Builder Fund
October 31, 2024
Portfolio of Investments

Common Stocks — 60.5%
Security	Shares	Value
Aerospace & Defense — 0.4%
Safran SA	4,491	$ 1,016,608
		$ 1,016,608
Air Freight & Logistics — 0.5%
GXO Logistics, Inc.(1)	22,469	$ 1,343,871
		$ 1,343,871
Automobiles — 1.4%
Honda Motor Co. Ltd.	184,893	$ 1,859,489
Isuzu Motors Ltd.	106,693	1,379,731
Tesla, Inc.(1)	2,269	566,910
		$ 3,806,130
Banks — 4.9%
Banco Bilbao Vizcaya Argentaria SA	227,994	$ 2,269,605
Banco Santander SA	224,415	1,096,355
Barclays PLC	389,455	1,193,876
Citigroup, Inc.	26,544	1,703,328
HDFC Bank Ltd. ADR	19,128	1,205,638
KBC Group NV	13,584	989,474
Mizuho Financial Group, Inc.	50,121	1,041,063
Societe Generale SA	51,850	1,489,208
Toronto-Dominion Bank	22,790	1,259,846
Truist Financial Corp.	26,320	1,133,076
		$ 13,381,469
Beverages — 0.6%
Diageo PLC	20,621	$ 636,813
Pernod Ricard SA	7,557	942,876
		$ 1,579,689
Biotechnology — 0.5%
CSL Ltd.	6,805	$ 1,277,674
		$ 1,277,674
Broadline Retail — 1.6%
Amazon.com, Inc.(1)(2)	23,741	$ 4,425,322
		$ 4,425,322
Security	Shares	Value
Consumer Finance — 0.3%
Discover Financial Services	5,149	$ 764,266
		$ 764,266
Diversified Telecommunication Services — 1.8%
Elisa OYJ	38,337	$ 1,826,850
Telenor ASA	199,373	2,450,658
Zegona Communications PLC(1)	181,045	776,684
		$ 5,054,192
Electric Utilities — 1.4%
Fortum OYJ	91,413	$ 1,349,687
Iberdrola SA	91,953	1,365,919
NextEra Energy, Inc.	13,938	1,104,587
		$ 3,820,193
Electrical Equipment — 1.6%
AMETEK, Inc.	9,680	$ 1,774,731
Schneider Electric SE	10,195	2,641,001
		$ 4,415,732
Electronic Equipment, Instruments & Components — 1.5%
CDW Corp.	7,833	$ 1,474,406
Halma PLC	44,827	1,432,029
Keyence Corp.	2,656	1,198,954
		$ 4,105,389
Entertainment — 0.7%
Walt Disney Co.	19,469	$ 1,872,918
		$ 1,872,918
Financial Services — 1.1%
Global Payments, Inc.	11,171	$ 1,158,544
Visa, Inc., Class A	6,216	1,801,708
		$ 2,960,252
Food Products — 0.8%
Nestle SA	22,700	$ 2,144,982
		$ 2,144,982
Health Care Equipment & Supplies — 2.1%
Alcon AG	7,184	$ 659,870
Boston Scientific Corp.(1)	26,387	2,217,036
Coloplast AS, Class B	8,187	1,025,427

1
See Notes to Financial Statements.

Eaton Vance
Global Income Builder Fund
October 31, 2024
Portfolio of Investments — continued

Security	Shares	Value
Health Care Equipment & Supplies (continued)
Intuitive Surgical, Inc.(1)	2,973	$ 1,497,916
Straumann Holding AG	3,805	501,649
		$ 5,901,898
Health Care Providers & Services — 0.3%
UnitedHealth Group, Inc.	1,615	$ 911,668
		$ 911,668
Health Care REITs — 0.3%
Healthpeak Properties, Inc.	30,750	$ 690,338
		$ 690,338
Healthcare-Services — 0.0%(3)
Endo, Inc.(1)	3,646	$ 93,009
		$ 93,009
Hotels, Restaurants & Leisure — 2.0%
Amadeus IT Group SA	22,701	$ 1,645,670
Compass Group PLC	91,953	2,986,304
InterContinental Hotels Group PLC	7,257	800,429
		$ 5,432,403
Household Products — 0.4%
Reckitt Benckiser Group PLC	20,399	$ 1,237,486
		$ 1,237,486
Industrial Conglomerates — 0.8%
Siemens AG	11,637	$ 2,263,976
		$ 2,263,976
Insurance — 2.7%
AIA Group Ltd.	205,663	$ 1,623,158
Allstate Corp.	4,039	753,354
American International Group, Inc.	21,933	1,664,276
Assurant, Inc.	3,574	685,136
AXA SA	20,093	754,437
Prudential PLC	143,335	1,193,242
RenaissanceRe Holdings Ltd.	2,434	638,682
		$ 7,312,285
Interactive Media & Services — 2.0%
Alphabet, Inc., Class C(2)	32,594	$ 5,628,658
		$ 5,628,658
Security	Shares	Value
Life Sciences Tools & Services — 0.7%
Danaher Corp.	4,834	$ 1,187,520
Sartorius AG, PFC Shares	2,533	656,189
		$ 1,843,709
Machinery — 2.0%
Ingersoll Rand, Inc.	20,021	$ 1,922,016
Komatsu Ltd.	54,971	1,422,940
Parker-Hannifin Corp.	1,958	1,241,509
Valmet OYJ	32,082	821,987
		$ 5,408,452
Media — 1.3%
ITV PLC	961,364	$ 915,516
WPP PLC	242,205	2,545,799
		$ 3,461,315
Metals & Mining — 1.9%
Anglo American PLC	28,344	$ 878,676
Kobe Steel Ltd.	164,746	1,775,582
Nippon Steel Corp.	90,733	1,815,511
Rio Tinto Ltd.	8,529	669,676
		$ 5,139,445
Multi-Utilities — 0.2%
CMS Energy Corp.	6,805	$ 473,696
		$ 473,696
Oil, Gas & Consumable Fuels — 2.3%
ConocoPhillips	16,937	$ 1,855,279
EOG Resources, Inc.	27,287	3,327,922
Neste OYJ	79,755	1,280,547
		$ 6,463,748
Paper and Forest Products — 0.3%
UPM-Kymmene OYJ	30,247	$ 890,065
		$ 890,065
Personal Care Products — 0.4%
L'Oreal SA	2,813	$ 1,055,354
		$ 1,055,354
Pharmaceuticals — 6.8%
AstraZeneca PLC	17,402	$ 2,476,193
Eli Lilly & Co.	7,594	6,301,045
Novo Nordisk AS, Class B	36,455	4,088,975

2
See Notes to Financial Statements.

Eaton Vance
Global Income Builder Fund
October 31, 2024
Portfolio of Investments — continued

Security	Shares	Value
Pharmaceuticals (continued)
Sanofi SA	19,934	$ 2,106,620
Takeda Pharmaceutical Co. Ltd.	67,311	1,878,057
Zoetis, Inc.	10,952	1,957,999
		$ 18,808,889
Professional Services — 1.0%
Recruit Holdings Co. Ltd.	22,803	$ 1,392,409
RELX PLC	16,018	734,580
Verisk Analytics, Inc.	2,562	703,833
		$ 2,830,822
Residential REITs — 0.3%
Invitation Homes, Inc.	26,960	$ 846,814
		$ 846,814
Semiconductors & Semiconductor Equipment — 5.7%
ASML Holding NV	3,487	$ 2,347,208
Infineon Technologies AG	55,657	1,760,132
Micron Technology, Inc.	25,076	2,498,823
NVIDIA Corp.	44,483	5,905,563
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	12,425	2,367,460
Tokyo Electron Ltd.	5,996	882,329
		$ 15,761,515
Software — 3.6%
Adobe, Inc.(1)	2,807	$ 1,341,971
Intuit, Inc.	2,501	1,526,360
Microsoft Corp.	17,569	7,139,163
		$ 10,007,494
Specialty Retail — 0.3%
TJX Cos., Inc.	8,529	$ 964,033
		$ 964,033
Technology Hardware, Storage & Peripherals — 1.3%
Apple, Inc.	15,897	$ 3,591,291
		$ 3,591,291
Textiles, Apparel & Luxury Goods — 0.6%
Cie Financiere Richemont SA, Class A	3,917	$ 570,317
LVMH Moet Hennessy Louis Vuitton SE	1,725	1,148,367
		$ 1,718,684
Trading Companies & Distributors — 1.2%
Ashtead Group PLC	18,320	$ 1,370,477
Security	Shares	Value
Trading Companies & Distributors (continued)
IMCD NV	12,679	$ 2,015,847
		$ 3,386,324
Wireless Telecommunication Services — 0.9%
Tele2 AB, Class B	227,351	$ 2,385,636
		$ 2,385,636
Total Common Stocks (identified cost $114,924,259)		$166,477,694

Convertible Bonds — 0.2%
Security	Principal Amount* (000's omitted)		Value
Construction & Engineering — 0.0%
Abengoa Abenewco 2 SA, 1.50%, 10/26/24(4)(5)(6)		157	$ 0
			$ 0
Electric Utilities — 0.1%
NextEra Energy Partners LP, 2.50%, 6/15/26(4)		286	$ 268,924
			$ 268,924
Real Estate Investment Trusts (REITs) — 0.0%(3)
Pebblebrook Hotel Trust, 1.75%, 12/15/26		105	$ 95,833
			$ 95,833
Semiconductors & Semiconductor Equipment — 0.1%
ams-OSRAM AG, 0.00%, 3/5/25(7)	EUR	200	$ 212,111
			$ 212,111
Total Convertible Bonds (identified cost $571,132)			$ 576,868

Corporate Bonds — 33.4%
Security	Principal Amount* (000's omitted)	Value
Advertising — 0.1%
Stagwell Global LLC, 5.625%, 8/15/29(4)	288	$ 274,176
		$ 274,176

3
See Notes to Financial Statements.

Eaton Vance
Global Income Builder Fund
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Aerospace & Defense — 0.5%
Bombardier, Inc.:
7.00%, 6/1/32(4)		90	$ 92,255
7.25%, 7/1/31(4)		158	163,437
8.75%, 11/15/30(4)		135	146,443
TransDigm, Inc.:
4.625%, 1/15/29		335	318,443
5.50%, 11/15/27		106	105,156
6.375%, 3/1/29(4)		80	81,303
6.625%, 3/1/32(4)		125	127,272
6.75%, 8/15/28(4)		221	226,019
			$ 1,260,328
Auto Parts & Equipment — 0.5%
Clarios Global LP/Clarios U.S. Finance Co.:
4.375%, 5/15/26(7)	EUR	378	$ 411,205
8.50%, 5/15/27(4)		194	195,400
Forvia SE, 3.75%, 6/15/28(7)	EUR	100	105,258
IHO Verwaltungs GmbH:
6.375%, (6.375% cash or 7.125% PIK), 5/15/29(4)(8)		200	193,517
8.75%, (8.75% cash or 9.50% PIK), 5/15/28(7)(8)	EUR	100	115,635
Real Hero Merger Sub 2, Inc., 6.25%, 2/1/29(4)		307	268,439
TI Automotive Finance PLC, 3.75%, 4/15/29(7)	EUR	100	105,037
			$ 1,394,491
Automobiles — 0.1%
Ford Motor Co., 4.75%, 1/15/43		197	$ 159,840
			$ 159,840
Automotives — 0.1%
Dornoch Debt Merger Sub, Inc., 6.625%, 10/15/29(4)		193	$ 161,756
Goodyear Tire & Rubber Co., 5.00%, 7/15/29		228	206,624
			$ 368,380
Banks — 1.9%
Banco Bilbao Vizcaya Argentaria SA, 9.375% to 3/19/29(9)(10)		200	$ 217,054
Banco Mercantil del Norte SA/Grand Cayman, 7.625% to 1/10/28(4)(9)(10)		200	198,610
Banco Santander SA, 9.625% to 5/21/33(9)(10)		200	230,832
Bank of America Corp., Series TT, 6.125% to 4/27/27(9)(10)		89	90,625
Bank of Montreal, 7.70% to 5/26/29, 5/26/84(10)		200	209,668
Bank of Nova Scotia, 8.625% to 10/27/27, 10/27/82(10)		200	214,745
Barclays PLC, 8.00% to 3/15/29(9)(10)		200	207,222
Citigroup, Inc., Series W, 4.00% to 12/10/25(9)(10)		301	293,660
Security	Principal Amount* (000's omitted)	Value
Banks (continued)
Deutsche Bank AG, 6.00% to 10/30/25(9)(10)	200	$ 196,006
Farm Credit Bank of Texas, 7.75% to 6/15/29(9)(10)	250	262,360
HSBC Holdings PLC, 4.60% to 12/17/30(9)(10)	200	177,131
Huntington Bancshares, Inc., Series F, 5.625% to 7/15/30(9)(10)	125	125,113
ING Groep NV, 8.00% to 5/16/30(7)(9)(10)	200	211,602
JPMorgan Chase & Co., Series KK, 3.65% to 6/1/26(9)(10)	251	243,552
Lloyds Banking Group PLC, 7.50% to 9/27/25(9)(10)	200	202,202
PNC Financial Services Group, Inc., Series V, 6.20% to 9/15/27(9)(10)	100	101,086
Regions Financial Corp., Series D, 5.75% to 6/15/25(9)(10)	75	74,950
Royal Bank of Canada, 7.50% to 5/2/29, 5/2/84(10)	200	210,796
Societe Generale SA, 5.375% to 11/18/30(4)(9)(10)	200	170,001
State Street Corp., Series J, 6.70% to 9/15/29(9)(10)	80	82,366
Sumitomo Mitsui Financial Group, Inc., 6.60% to 6/5/34(9)(10)	200	207,340
Swedbank AB, 7.75% to 3/17/30(7)(9)(10)	200	208,625
Toronto-Dominion Bank, 8.125% to 10/31/27, 10/31/82(10)	200	211,231
Truist Financial Corp., Series Q, 5.10% to 3/1/30(9)(10)	174	169,761
UBS Group AG, 4.375% to 2/10/31(4)(9)(10)	200	169,540
UniCredit SpA, 7.296% to 4/2/29, 4/2/34(4)(10)	200	209,441
Wells Fargo & Co., Series BB, 3.90% to 3/15/26(9)(10)	267	258,752
		$ 5,154,271
Beverages — 0.1%
Triton Water Holdings, Inc., 6.25%, 4/1/29(4)	301	$ 297,644
		$ 297,644
Building Products — 0.7%
Builders FirstSource, Inc.:
4.25%, 2/1/32(4)	249	$ 222,947
5.00%, 3/1/30(4)	90	86,067
CP Atlas Buyer, Inc., 7.00%, 12/1/28(4)	335	306,975
EMRLD Borrower LP/Emerald Co-Issuer, Inc., 6.625%, 12/15/30(4)	215	218,929
Masterbrand, Inc., 7.00%, 7/15/32(4)	205	210,205
Standard Industries, Inc.:
3.375%, 1/15/31(4)	90	78,211
4.375%, 7/15/30(4)	275	252,915
6.50%, 8/15/32(4)	85	85,607

4
See Notes to Financial Statements.

Eaton Vance
Global Income Builder Fund
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Building Products (continued)
Summit Materials LLC/Summit Materials Finance Corp., 7.25%, 1/15/31(4)		207	$ 215,283
WASH Multifamily Acquisition, Inc., 5.75%, 4/15/26(4)		346	345,506
			$ 2,022,645
Capital Markets — 0.1%
Charles Schwab Corp., Series I, 4.00% to 6/1/26(9)(10)		259	$ 248,885
			$ 248,885
Casino & Gaming — 0.1%
Speedway Motorsports LLC/Speedway Funding II, Inc., 4.875%, 11/1/27(4)		250	$ 244,534
			$ 244,534
Chemicals — 1.0%
ASK Chemicals Deutschland Holding GmbH, 10.00%, 11/15/29(7)(11)	EUR	435	$ 479,086
Avient Corp.:
6.25%, 11/1/31(4)		100	100,359
7.125%, 8/1/30(4)		284	292,344
Cerdia Finanz GmbH, 9.375%, 10/3/31(4)		230	237,118
Herens Holdco SARL, 4.75%, 5/15/28(4)		201	176,571
Herens Midco SARL, 5.25%, 5/15/29(7)	EUR	200	165,265
INEOS Finance PLC, 6.375%, 4/15/29(7)	EUR	100	112,637
Italmatch Chemicals SpA, 10.00%, 2/6/28(7)	EUR	250	288,948
Nufarm Australia Ltd./Nufarm Americas, Inc., 5.00%, 1/27/30(4)		236	218,904
Olympus Water U.S. Holding Corp.:
9.625%, 11/15/28(7)	EUR	100	116,235
9.75%, 11/15/28(4)		419	445,045
Valvoline, Inc., 3.625%, 6/15/31(4)		260	225,576
			$ 2,858,088
Commercial Services & Supplies — 2.3%
Adtalem Global Education, Inc., 5.50%, 3/1/28(4)		290	$ 284,195
Allied Universal Holdco LLC, 7.875%, 2/15/31(4)		80	81,483
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL, 4.625%, 6/1/28(4)		200	187,465
AMN Healthcare, Inc., 4.625%, 10/1/27(4)		19	18,323
APi Group DE, Inc., 4.75%, 10/15/29(4)		55	52,249
Belron U.K. Finance PLC, 4.625%, 10/15/29(4)	EUR	455	502,559
Boels Topholding BV, 5.75%, 5/15/30(7)	EUR	450	507,322
Cimpress PLC, 7.375%, 9/15/32(4)		170	167,577
Clean Harbors, Inc.:
4.875%, 7/15/27(4)		101	99,546
Security	Principal Amount* (000's omitted)		Value
Commercial Services & Supplies (continued)
Clean Harbors, Inc.: (continued)
6.375%, 2/1/31(4)		83	$ 83,703
GFL Environmental, Inc.:
3.50%, 9/1/28(4)		265	248,671
3.75%, 8/1/25(4)		130	128,811
4.75%, 6/15/29(4)		343	328,708
HealthEquity, Inc., 4.50%, 10/1/29(4)		212	202,304
IPD 3 BV, 8.00%, 6/15/28(7)	EUR	200	230,590
Korn Ferry, 4.625%, 12/15/27(4)		240	234,218
Madison IAQ LLC, 5.875%, 6/30/29(4)		278	263,944
Mavis Tire Express Services Topco Corp., 6.50%, 5/15/29(4)		439	421,093
Neptune Bidco U.S., Inc., 9.29%, 4/15/29(4)		125	116,904
NESCO Holdings II, Inc., 5.50%, 4/15/29(4)		251	233,836
Pachelbel Bidco SpA, 7.125%, 5/17/31(4)	EUR	225	261,569
Paprec Holding SA, 7.25%, 11/17/29(7)	EUR	180	207,274
Reworld Holding Corp., 4.875%, 12/1/29(4)		430	402,007
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 6.75%, 8/15/32(4)		181	185,840
VT Topco, Inc., 8.50%, 8/15/30(4)		402	423,469
Wand NewCo 3, Inc., 7.625%, 1/30/32(4)		256	264,791
Wrangler Holdco Corp., 6.625%, 4/1/32(4)		90	91,993
			$ 6,230,444
Construction & Engineering — 0.1%
Abengoa Abenewco 2 SA, 1.50%, 10/26/24(4)(5)(6)		157	$ 0
Arcosa, Inc., 6.875%, 8/15/32(4)		181	185,942
TopBuild Corp., 4.125%, 2/15/32(4)		201	179,386
			$ 365,328
Construction Materials — 0.2%
Smyrna Ready Mix Concrete LLC, 6.00%, 11/1/28(4)		454	$ 450,693
			$ 450,693
Containers & Packaging — 0.6%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC:
3.00%, 9/1/29(7)	EUR	300	$ 284,051
4.00%, 9/1/29(4)		260	228,321
Canpack SA/Canpack U.S. LLC, 3.875%, 11/15/29(4)		312	284,110
Fiber Bidco SpA, 7.345%, (3 mo. EURIBOR + 4.00%), 1/15/30(7)(12)	EUR	310	340,137
Fiber Midco SpA, 10.00% PIK, 6/15/29(4)	EUR	300	339,827
Kleopatra Finco SARL, 4.25%, 3/1/26(7)	EUR	129	132,329
			$ 1,608,775

5
See Notes to Financial Statements.

Eaton Vance
Global Income Builder Fund
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Distributors — 0.5%
BCPE Empire Holdings, Inc., 7.625%, 5/1/27(4)		208	$ 209,443
Performance Food Group, Inc.:
5.50%, 10/15/27(4)		169	167,703
6.125%, 9/15/32(4)		125	125,679
Rexel SA, 5.25%, 9/15/30(7)	EUR	400	456,339
Ritchie Bros Holdings, Inc.:
6.75%, 3/15/28(4)		147	150,921
7.75%, 3/15/31(4)		56	59,071
Windsor Holdings III LLC, 8.50%, 6/15/30(4)		252	265,523
			$ 1,434,679
Diversified Financial Services — 0.5%
Air Lease Corp., Series B, 4.65% to 6/15/26(9)(10)		100	$ 97,233
Alpha Holding SA de CV, 9.00%, 2/10/25(4)(6)		189	2,357
American AgCredit Corp., Series A, 5.25% to 6/15/26(4)(9)(10)		250	245,000
CI Financial Corp., 4.10%, 6/15/51		180	125,948
Focus Financial Partners LLC, 6.75%, 9/15/31(4)		155	154,092
Goldman Sachs Group, Inc., Series W, 7.50% to 2/10/29(9)(10)		125	133,954
Hightower Holding LLC, 9.125%, 1/31/30(4)		244	257,446
Macquarie Airfinance Holdings Ltd.:
6.40%, 3/26/29(4)		55	56,725
6.50%, 3/26/31(4)		72	74,863
8.125%, 3/30/29(4)		242	256,219
VistaJet Malta Finance PLC/Vista Management Holding, Inc., 9.50%, 6/1/28(4)		77	75,726
			$ 1,479,563
Diversified REITs — 0.2%
CTR Partnership LP/CareTrust Capital Corp., 3.875%, 6/30/28(4)		250	$ 237,062
HAT Holdings I LLC/HAT Holdings II LLC, 3.375%, 6/15/26(4)		327	315,985
			$ 553,047
Electric Utilities — 1.6%
Alpha Generation LLC, 6.75%, 10/15/32(4)		290	$ 294,257
California Buyer Ltd./Atlantica Sustainable Infrastructure PLC:
5.625%, 2/15/32(4)(11)	EUR	760	847,942
6.375%, 2/15/32(4)(11)		150	149,057
Dominion Energy, Inc., Series C, 4.35% to 1/15/27(9)(10)		93	90,759
Duke Energy Corp., 6.45% to 6/3/34, 9/1/54(10)		90	91,698
Electricite de France SA, 7.50% to 9/6/28(7)(9)(10)	EUR	200	238,891
Security	Principal Amount* (000's omitted)		Value
Electric Utilities (continued)
Enviva Partners LP/Enviva Partners Finance Corp., 6.50%, 1/15/26(4)(6)		228	$ 58,140
EquipmentShare.com, Inc., 8.625%, 5/15/32(4)		89	91,925
Imola Merger Corp., 4.75%, 5/15/29(4)		378	365,769
NextEra Energy Operating Partners LP, 4.50%, 9/15/27(4)		90	86,476
NRG Energy, Inc.:
3.625%, 2/15/31(4)		177	156,880
3.875%, 2/15/32(4)		95	84,431
6.00%, 2/1/33(4)		155	154,239
6.25%, 11/1/34(4)		100	99,957
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 8/15/28(4)		152	145,042
PG&E Corp., 7.375% to 12/15/29, 3/15/55(10)		120	124,250
Sempra, 4.125% to 1/1/27, 4/1/52(10)		167	159,237
Southern Co.:
Series 21-A, 3.75% to 6/15/26, 9/15/51(10)		120	115,561
Series B, 4.00% to 10/15/25, 1/15/51(10)		56	54,916
TerraForm Power Operating LLC, 5.00%, 1/31/28(4)		237	231,752
TransAlta Corp., 7.75%, 11/15/29		166	175,438
Vistra Operations Co. LLC:
4.375%, 5/1/29(4)		173	164,817
5.00%, 7/31/27(4)		287	283,404
6.875%, 4/15/32(4)		175	181,091
			$ 4,445,929
Electrical Equipment — 0.1%
Sensata Technologies, Inc., 4.375%, 2/15/30(4)		150	$ 139,783
			$ 139,783
Electronic Equipment, Instruments & Components — 0.1%
WESCO Distribution, Inc.:
6.375%, 3/15/29(4)		102	$ 104,207
6.625%, 3/15/32(4)		102	104,651
7.25%, 6/15/28(4)		153	156,725
			$ 365,583
Entertainment — 1.5%
Allwyn Entertainment Financing U.K. PLC, 7.25%, 4/30/30(7)	EUR	400	$ 463,905
Boyne USA, Inc., 4.75%, 5/15/29(4)		218	208,064
Caesars Entertainment, Inc.:
6.00%, 10/15/32(4)		140	136,652
6.50%, 2/15/32(4)		126	127,857
7.00%, 2/15/30(4)		100	102,584
8.125%, 7/1/27(4)		19	19,385

6
See Notes to Financial Statements.

Eaton Vance
Global Income Builder Fund
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Entertainment (continued)
Churchill Downs, Inc., 5.75%, 4/1/30(4)		233	$ 229,568
Cinemark USA, Inc.:
5.25%, 7/15/28(4)		206	202,351
7.00%, 8/1/32(4)		135	138,487
Cirsa Finance International SARL, 6.50%, 3/15/29(7)	EUR	375	429,517
CPUK Finance Ltd., 7.875%, 8/28/29(7)	GBP	265	352,146
Flutter Treasury DAC, 5.00%, 4/29/29(7)	EUR	250	279,747
Inter Media and Communication SpA, 6.75%, 2/9/27(7)	EUR	297	330,298
Jacobs Entertainment, Inc., 6.75%, 2/15/29(4)		128	126,088
LHMC Finco 2 SARL, 7.25%, (7.25% cash or 8.00% PIK), 10/2/25(7)(8)	EUR	341	371,514
Light & Wonder International, Inc., 7.00%, 5/15/28(4)		216	217,084
Lottomatica SpA, 7.505%, (3 mo. EURIBOR + 4.00%), 12/15/30(7)(12)	EUR	355	388,804
			$ 4,124,051
Financial Services — 1.0%
Allied Universal Holdco LLC/Allied Universal Finance Corp., 9.75%, 7/15/27(4)		203	$ 203,630
Ally Financial, Inc., Series B, 4.70% to 5/15/26(9)(10)		367	331,306
Boost Newco Borrower LLC/GTCR W Dutch Finance Sub BV, 8.50%, 1/15/31(7)	GBP	200	278,322
Compass Group Diversified Holdings LLC, 5.25%, 4/15/29(4)		274	263,714
Encore Capital Group, Inc., 5.375%, 2/15/26(7)	GBP	180	232,500
Jane Street Group/JSG Finance, Inc.:
4.50%, 11/15/29(4)		210	198,844
6.125%, 11/1/32(4)		175	175,223
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.:
2.875%, 10/15/26(4)		156	148,585
3.625%, 3/1/29(4)		259	238,788
4.00%, 10/15/33(4)		30	25,900
Sherwood Financing PLC, 6.00%, 11/15/26(7)	GBP	200	249,867
VistaJet Malta Finance PLC/Vista Management Holding, Inc., 6.375%, 2/1/30(4)		449	384,829
			$ 2,731,508
Food Products — 0.9%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 5.875%, 2/15/28(4)		181	$ 181,454
Chobani Holdco II LLC, 8.75%, (8.75% cash or 9.50% PIK), 10/1/29(4)(8)		315	325,756
Chobani LLC/Chobani Finance Corp., Inc.:
4.625%, 11/15/28(4)		180	173,019
7.625%, 7/1/29(4)		307	320,437
Darling Ingredients, Inc., 6.00%, 6/15/30(4)		122	121,262
Security	Principal Amount* (000's omitted)		Value
Food Products (continued)
Ingles Markets, Inc., 4.00%, 6/15/31(4)		249	$ 222,444
La Doria SpA, 7.552%, (3 mo. EURIBOR + 4.50%), 11/12/29(7)(12)	EUR	360	397,097
Land O' Lakes, Inc., 8.00%(4)(9)		235	220,313
Pilgrim's Pride Corp.:
3.50%, 3/1/32		252	220,731
6.875%, 5/15/34		90	97,901
Post Holdings, Inc., 6.25%, 2/15/32(4)		141	142,742
Viking Baked Goods Acquisition Corp., 8.625%, 11/1/31(4)(11)		160	159,891
			$ 2,583,047
Health Care Equipment & Supplies — 1.0%
Catalent Pharma Solutions, Inc., 2.375%, 3/1/28(7)	EUR	305	$ 324,296
CHS/Community Health Systems, Inc., 6.875%, 4/15/29(4)		165	139,516
Compass Minerals International, Inc., 6.75%, 12/1/27(4)		272	268,369
LifePoint Health, Inc.:
5.375%, 1/15/29(4)		200	183,246
9.875%, 8/15/30(4)		105	114,989
10.00%, 6/1/32(4)		45	48,070
Medline Borrower LP, 5.25%, 10/1/29(4)		603	584,588
Molina Healthcare, Inc.:
3.875%, 11/15/30(4)		245	222,020
3.875%, 5/15/32(4)		189	167,720
Tenet Healthcare Corp.:
4.375%, 1/15/30		17	15,949
5.125%, 11/1/27		138	136,936
6.875%, 11/15/31		133	142,756
U.S. Acute Care Solutions LLC, 9.75%, 5/15/29(4)		218	222,627
Varex Imaging Corp., 7.875%, 10/15/27(4)		148	150,864
			$ 2,721,946
Health Care Providers & Services — 0.6%
AMN Healthcare, Inc., 4.00%, 4/15/29(4)		386	$ 356,081
Cerba Healthcare SACA, 3.50%, 5/31/28(7)	EUR	500	454,941
Ephios Subco 3 SARL, 7.875%, 1/31/31(7)	EUR	305	360,909
IQVIA, Inc., 2.875%, 6/15/28(7)	EUR	150	158,694
LifePoint Health, Inc., 4.375%, 2/15/27(4)		173	167,875
Surgery Center Holdings, Inc., 7.25%, 4/15/32(4)		250	257,014
			$ 1,755,514
Healthcare-Services — 0.4%
AHP Health Partners, Inc., 5.75%, 7/15/29(4)		75	$ 72,769
Concentra Escrow Issuer Corp., 6.875%, 7/15/32(4)		175	179,800

7
See Notes to Financial Statements.

Eaton Vance
Global Income Builder Fund
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Healthcare-Services (continued)
Fortrea Holdings, Inc., 7.50%, 7/1/30(4)		228	$ 224,490
Heartland Dental LLC/Heartland Dental Finance Corp., 10.50%, 4/30/28(4)		423	450,666
Team Health Holdings, Inc., 13.50%, (9.00% cash and 4.50% PIK), 6/30/28(4)		242	272,855
			$ 1,200,580
Home Builders — 0.1%
Ashton Woods USA LLC/Ashton Woods Finance Co.:
4.625%, 8/1/29(4)		48	$ 44,908
4.625%, 4/1/30(4)		137	126,289
Miller Homes Group Finco PLC, 7.00%, 5/15/29(7)	GBP	100	126,470
			$ 297,667
Hotels, Restaurants & Leisure — 0.4%
1011778 BC ULC/New Red Finance, Inc.:
3.875%, 1/15/28(4)		286	$ 272,825
4.375%, 1/15/28(4)		182	175,214
AccorInvest Group SA, 6.375%, 10/15/29(7)	EUR	325	367,948
Genting New York LLC/GENNY Capital, Inc., 7.25%, 10/1/29(4)		225	228,562
Lithia Motors, Inc., 4.625%, 12/15/27(4)		91	88,372
			$ 1,132,921
Household Products — 0.1%
Spectrum Brands, Inc., 3.875%, 3/15/31(4)		33	$ 29,060
Tempur Sealy International, Inc., 3.875%, 10/15/31(4)		423	368,403
			$ 397,463
Housewares — 0.2%
ProGroup AG:
5.125%, 4/15/29(7)	EUR	167	$ 176,896
5.375%, 4/15/31(7)	EUR	262	275,671
			$ 452,567
Independent Power and Renewable Electricity Producers — 0.2%
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, 1/18/82(10)		113	$ 105,900
Calpine Corp.:
5.125%, 3/15/28(4)		179	175,109
5.25%, 6/1/26(4)		17	16,898
NRG Energy, Inc., 10.25% to 3/15/28(4)(9)(10)		215	237,464
			$ 535,371
Security	Principal Amount* (000's omitted)		Value
Industrial Conglomerates — 0.5%
Artera Services LLC, 8.50%, 2/15/31(4)		185	$ 183,525
Brundage-Bone Concrete Pumping Holdings, Inc., 6.00%, 2/1/26(4)		162	161,355
Gatwick Airport Finance PLC, 4.375%, 4/7/26(7)	GBP	245	312,144
Heathrow Finance PLC, 6.625%, 3/1/31(7)	GBP	440	570,628
			$ 1,227,652
Insurance — 0.8%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer:
6.75%, 10/15/27(4)		188	$ 187,463
7.00%, 1/15/31(4)		223	224,686
7.375%, 10/1/32(4)		35	34,740
Allianz SE, 3.50% to 11/17/25(4)(9)(10)		200	192,648
Athene Holding Ltd., 6.625% to 7/15/34, 10/15/54(10)		100	98,590
Corebridge Financial, Inc., 6.875% to 9/15/27, 12/15/52(10)		187	191,495
Galaxy Finco Ltd., 9.25%, 7/31/27(7)	GBP	300	388,431
Global Atlantic Fin Co., 7.95% to 7/15/29, 10/15/54(4)(10)		125	130,012
Jones Deslauriers Insurance Management, Inc., 10.50%, 12/15/30(4)		243	261,975
Liberty Mutual Group, Inc., 4.125% to 9/15/26, 12/15/51(4)(10)		240	226,539
Panther Escrow Issuer LLC, 7.125%, 6/1/31(4)		135	138,339
Ryan Specialty LLC, 5.875%, 8/1/32(4)		125	124,692
			$ 2,199,610
Internet — 0.4%
Arches Buyer, Inc.:
4.25%, 6/1/28(4)		82	$ 75,280
6.125%, 12/1/28(4)		282	248,512
Cars.com, Inc., 6.375%, 11/1/28(4)		220	219,543
Match Group Holdings II LLC, 3.625%, 10/1/31(4)		273	239,423
United Group BV, 7.792%, (3 mo. EURIBOR + 4.25%), 2/15/31(7)(12)	EUR	200	217,421
			$ 1,000,179
Leisure Products — 0.9%
Acushnet Co., 7.375%, 10/15/28(4)		136	$ 141,946
Carnival Corp., 6.00%, 5/1/29(4)		430	430,998
Life Time, Inc.:
5.75%, 1/15/26(4)		199	199,015
8.00%, 4/15/26(4)		278	279,538
NCL Corp. Ltd.:
5.875%, 3/15/26(4)		160	159,925

8
See Notes to Financial Statements.

Eaton Vance
Global Income Builder Fund
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Leisure Products (continued)
NCL Corp. Ltd.: (continued)
5.875%, 2/15/27(4)		67	$ 66,976
7.75%, 2/15/29(4)		56	59,454
NCL Finance Ltd., 6.125%, 3/15/28(4)		96	96,667
Royal Caribbean Cruises Ltd.:
3.70%, 3/15/28		70	66,758
6.00%, 2/1/33(4)		145	145,981
6.25%, 3/15/32(4)		100	102,015
TUI AG, 5.875%, 3/15/29(7)	EUR	350	397,950
Viking Cruises Ltd.:
5.875%, 9/15/27(4)		279	277,413
7.00%, 2/15/29(4)		104	104,891
Viking Ocean Cruises Ship VII Ltd., 5.625%, 2/15/29(4)		66	65,141
			$ 2,594,668
Machinery — 0.5%
Chart Industries, Inc., 9.50%, 1/1/31(4)		140	$ 150,647
Dynamo Newco II GmbH, 6.25%, 10/15/31(4)	EUR	470	515,160
ESAB Corp., 6.25%, 4/15/29(4)		134	136,527
IMA Industria Macchine Automatiche SpA:
3.75%, 1/15/28(7)	EUR	236	251,084
6.929%, (3 mo. EURIBOR + 3.75%), 4/15/29(7)(12)	EUR	290	318,444
TK Elevator Holdco GmbH, 6.625%, 7/15/28(7)	EUR	90	98,082
			$ 1,469,944
Media — 1.8%
Altice Financing SA:
2.25%, 1/15/25(7)	EUR	215	$ 232,112
5.00%, 1/15/28(4)		280	237,072
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.25%, 2/1/31(4)		320	277,965
4.50%, 8/15/30(4)		287	256,568
4.75%, 3/1/30(4)		322	293,181
5.375%, 6/1/29(4)		110	105,092
6.375%, 9/1/29(4)		253	250,694
Clear Channel Outdoor Holdings, Inc.:
7.75%, 4/15/28(4)		237	211,195
7.875%, 4/1/30(4)		148	151,026
Directv Financing LLC/Directv Financing Co-Obligor, Inc., 5.875%, 8/15/27(4)		45	43,377
DISH Network Corp., 11.75%, 11/15/27(4)		160	168,542
McGraw-Hill Education, Inc.:
5.75%, 8/1/28(4)		57	55,925
7.375%, 9/1/31(4)		95	97,384
8.00%, 8/1/29(4)		212	213,595
Security	Principal Amount* (000's omitted)		Value
Media (continued)
Outfront Media Capital LLC/Outfront Media Capital Corp.:
4.25%, 1/15/29(4)		145	$ 136,099
4.625%, 3/15/30(4)		151	140,578
7.375%, 2/15/31(4)		176	186,024
Summer (BC) Holdco A SARL, 9.25%, 10/31/27(7)	EUR	129	140,867
Summer BidCo BV, 10.00%, (10.00% cash or 10.75% PIK), 2/15/29(7)(8)	EUR	203	232,724
Townsquare Media, Inc., 6.875%, 2/1/26(4)		182	181,489
Virgin Media Vendor Financing Notes III DAC, 4.875%, 7/15/28(7)	GBP	810	975,913
Ziggo Bond Co. BV, 5.125%, 2/28/30(4)		300	271,830
			$ 4,859,252
Metals & Mining — 1.4%
Allegheny Ludlum LLC, 6.95%, 12/15/25		200	$ 203,759
Arsenal AIC Parent LLC, 11.50%, 10/1/31(4)		399	444,482
BWX Technologies, Inc., 4.125%, 4/15/29(4)		118	111,886
Calderys Financing II LLC, 11.75%, (11.75% cash or 12.50% PIK), 6/1/28(4)(8)		225	227,767
Calderys Financing LLC, 11.25%, 6/1/28(4)		287	306,867
Cleveland-Cliffs, Inc., 7.375%, 5/1/33(4)		170	171,413
Eldorado Gold Corp., 6.25%, 9/1/29(4)		251	247,190
First Quantum Minerals Ltd., 9.375%, 3/1/29(4)		308	327,836
Freeport-McMoRan, Inc., 5.45%, 3/15/43		267	256,483
Hudbay Minerals, Inc.:
4.50%, 4/1/26(4)		204	201,643
6.125%, 4/1/29(4)		96	96,783
New Gold, Inc., 7.50%, 7/15/27(4)		222	225,750
Novelis Corp., 3.25%, 11/15/26(4)		89	85,693
Novelis Sheet Ingot GmbH, 3.375%, 4/15/29(7)	EUR	300	312,112
Permian Resources Operating LLC, 5.375%, 1/15/26(4)		225	224,084
Roller Bearing Co. of America, Inc., 4.375%, 10/15/29(4)		187	175,936
TMS International Corp., 6.25%, 4/15/29(4)		246	238,234
			$ 3,857,918
Oil and Gas — 0.1%
SM Energy Co., 7.00%, 8/1/32(4)		140	$ 138,954
			$ 138,954
Oil, Gas & Consumable Fuels — 1.2%
Aethon United BR LP/Aethon United Finance Corp., 7.50%, 10/1/29(4)		190	$ 191,447
Civitas Resources, Inc., 8.625%, 11/1/30(4)		300	315,424
Expand Energy Corp., 4.75%, 2/1/32		285	268,040

9
See Notes to Financial Statements.

Eaton Vance
Global Income Builder Fund
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Oil, Gas & Consumable Fuels (continued)
Matador Resources Co., 6.50%, 4/15/32(4)		175	$ 173,444
Parkland Corp.:
4.50%, 10/1/29(4)		110	102,273
4.625%, 5/1/30(4)		202	185,834
Permian Resources Operating LLC:
5.875%, 7/1/29(4)		260	256,524
6.25%, 2/1/33(4)		120	119,217
7.00%, 1/15/32(4)		147	150,072
Plains All American Pipeline LP, Series B, 9.49%, (3 mo. SOFR + 4.372%)(9)(12)		305	304,512
Precision Drilling Corp.:
6.875%, 1/15/29(4)		88	87,625
7.125%, 1/15/26(4)		61	60,960
Sunoco LP, 7.25%, 5/1/32(4)		145	151,066
Sunoco LP/Sunoco Finance Corp., 4.50%, 4/30/30		226	212,273
Transocean Poseidon Ltd., 6.875%, 2/1/27(4)		109	108,620
Transocean, Inc., 8.75%, 2/15/30(4)		75	77,551
Vital Energy, Inc.:
7.875%, 4/15/32(4)		203	195,213
9.75%, 10/15/30		125	132,008
Wintershall Dea Finance 2 BV, Series NC5, 2.499% to 4/20/26(7)(9)(10)	EUR	100	105,009
			$ 3,197,112
Packaging & Containers — 0.2%
Owens-Brockway Glass Container, Inc., 7.25%, 5/15/31(4)		172	$ 169,381
Trivium Packaging Finance BV:
7.292%, (3 mo. EURIBOR + 3.75%), 8/15/26(7)(12)	EUR	200	218,430
8.50%, 8/15/27(4)		200	199,623
			$ 587,434
Pharmaceuticals — 1.1%
Bayer AG, 5.375% to 6/25/30, 3/25/82(7)(10)	EUR	200	$ 216,224
Endo Finance Holdings, Inc., 8.50%, 4/15/31(4)		175	187,333
Grifols SA, 7.50%, 5/1/30(7)	EUR	160	182,089
Nidda Healthcare Holding GmbH, 5.625%, 2/21/30(4)	EUR	335	366,765
Option Care Health, Inc., 4.375%, 10/31/29(4)		382	351,901
P&L Development LLC/PLD Finance Corp.:
7.75%, 11/15/25(4)		43	43,328
12.00%, (9.00% cash and 3.50% PIK or 12.00% cash), 5/15/29(4)(8)		141	142,361
Perrigo Finance Unlimited Co.:
4.90%, 6/15/30		400	378,955
5.375%, 9/30/32	EUR	495	550,166
Security	Principal Amount* (000's omitted)		Value
Pharmaceuticals (continued)
Prestige Brands, Inc., 3.75%, 4/1/31(4)		70	$ 62,452
Rossini SARL, 6.75%, 12/31/29(7)	EUR	270	309,263
Teva Pharmaceutical Finance Netherlands III BV, 4.10%, 10/1/46		489	345,271
			$ 3,136,108
Pipelines — 1.1%
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.75%, 3/1/27(4)		102	$ 101,887
DT Midstream, Inc., 4.125%, 6/15/29(4)		172	161,645
Enbridge, Inc., Series NC5, 8.25% to 10/15/28, 1/15/84(10)		200	211,766
Energy Transfer LP, 5.00%, 5/15/50		136	118,156
EQM Midstream Partners LP:
4.50%, 1/15/29(4)		364	350,669
6.00%, 7/1/25(4)		43	43,081
6.50%, 7/1/27(4)		116	118,741
7.50%, 6/1/30(4)		126	135,598
Genesis Energy LP/Genesis Energy Finance Corp., 7.875%, 5/15/32		107	107,013
Global Partners LP/GLP Finance Corp., 8.25%, 1/15/32(4)		210	214,444
Kinetik Holdings LP, 5.875%, 6/15/30(4)		237	235,378
Venture Global LNG, Inc.:
7.00%, 1/15/30(4)		105	105,721
8.125%, 6/1/28(4)		139	144,350
8.375%, 6/1/31(4)		222	230,757
9.00% to 9/30/29(4)(9)(10)		301	301,170
9.50%, 2/1/29(4)		193	213,444
9.875%, 2/1/32(4)		184	200,956
			$ 2,994,776
Real Estate Investment Trusts (REITs) — 0.4%
Alexandrite Monnet U.K. Holdco PLC, 10.50%, 5/15/29(7)	EUR	400	$ 471,942
Greystar Real Estate Partners LLC, 7.75%, 9/1/30(4)		423	443,632
Heimstaden Bostad AB, 3.00% to 10/29/27(7)(9)(10)	EUR	115	109,732
Pebblebrook Hotel LP/PEB Finance Corp., 6.375%, 10/15/29(4)		55	54,973
			$ 1,080,279
Real Estate Management & Development — 0.1%
Cushman & Wakefield U.S. Borrower LLC:
6.75%, 5/15/28(4)		207	$ 208,306
8.875%, 9/1/31(4)		117	126,163
			$ 334,469

10
See Notes to Financial Statements.

Eaton Vance
Global Income Builder Fund
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Retail — 0.7%
B&M European Value Retail SA, 8.125%, 11/15/30(7)	GBP	125	$ 173,478
Bertrand Franchise Finance SAS:
6.50%, 7/18/30(4)	EUR	120	135,918
6.958%, (3 mo. EURIBOR + 3.75%), 7/18/30(4)(12)	EUR	230	251,695
Cougar JV Subsidiary LLC, 8.00%, 5/15/32(4)		247	258,439
Duomo Bidco SpA, 7.304%, (3 mo. EURIBOR + 4.125%), 7/15/31(7)(12)	EUR	300	329,420
NMG Holding Co., Inc./Neiman Marcus Group LLC, 8.50%, 10/1/28(4)		241	245,243
PEU (Fin) PLC, 7.25%, 7/1/28(7)	EUR	200	229,390
Raising Cane's Restaurants LLC, 9.375%, 5/1/29(4)		229	246,433
Stonegate Pub Co. Financing PLC, 10.173%, (3 mo. EURIBOR + 6.625%), 7/31/29(7)(12)	EUR	150	169,903
			$ 2,039,919
Semiconductors & Semiconductor Equipment — 0.2%
ams-OSRAM AG, 10.50%, 3/30/29(7)	EUR	250	$ 276,068
ON Semiconductor Corp., 3.875%, 9/1/28(4)		185	173,664
			$ 449,732
Software — 0.8%
athenahealth Group, Inc., 6.50%, 2/15/30(4)		677	$ 640,755
Clarivate Science Holdings Corp., 4.875%, 7/1/29(4)		243	229,895
Cloud Software Group, Inc.:
6.50%, 3/31/29(4)		122	119,246
9.00%, 9/30/29(4)		452	452,307
Playtika Holding Corp., 4.25%, 3/15/29(4)		303	273,662
TeamSystem SpA, 6.679%, (3 mo. EURIBOR + 3.50%), 7/31/31(4)(12)	EUR	330	361,285
			$ 2,077,150
Specialty Retail — 1.4%
Asbury Automotive Group, Inc.:
4.625%, 11/15/29(4)		27	$ 25,303
4.75%, 3/1/30		228	214,749
5.00%, 2/15/32(4)		28	25,815
Bath & Body Works, Inc.:
6.625%, 10/1/30(4)		45	45,097
6.75%, 7/1/36		80	80,533
6.95%, 3/1/33		168	166,799
9.375%, 7/1/25(4)		31	31,784
CD&R Firefly Bidco PLC, 8.625%, 4/30/29(7)	GBP	245	333,291
CD&R Smokey Buyer, Inc./Radio Systems Corp., 9.50%, 10/15/29(4)		175	177,480
Evergreen AcqCo 1 LP/TVI, Inc., 9.75%, 4/26/28(4)		194	204,319
Security	Principal Amount* (000's omitted)		Value
Specialty Retail (continued)
Ferrellgas LP/Ferrellgas Finance Corp., 5.875%, 4/1/29(4)		246	$ 229,854
Group 1 Automotive, Inc.:
4.00%, 8/15/28(4)		203	190,765
6.375%, 1/15/30(4)		60	60,419
LCM Investments Holdings II LLC:
4.875%, 5/1/29(4)		257	243,078
8.25%, 8/1/31(4)		32	33,444
Lithia Motors, Inc., 3.875%, 6/1/29(4)		86	79,001
Patrick Industries, Inc.:
4.75%, 5/1/29(4)		292	276,463
6.375%, 11/1/32(4)		130	128,677
7.50%, 10/15/27(4)		30	29,963
PetSmart, Inc./PetSmart Finance Corp., 4.75%, 2/15/28(4)		250	237,934
Sonic Automotive, Inc.:
4.625%, 11/15/29(4)		172	158,082
4.875%, 11/15/31(4)		143	128,703
Specialty Building Products Holdings LLC/SBP Finance Corp., 7.75%, 10/15/29(4)		204	208,239
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 6/1/31(4)		135	123,963
Superior Plus LP/Superior General Partner, Inc., 4.50%, 3/15/29(4)		233	215,177
White Cap Buyer LLC, 6.875%, 10/15/28(4)		312	313,305
			$ 3,962,237
Technology Hardware, Storage & Peripherals — 0.5%
Amentum Holdings, Inc., 7.25%, 8/1/32(4)		185	$ 191,781
Insight Enterprises, Inc., 6.625%, 5/15/32(4)		219	224,065
McAfee Corp., 7.375%, 2/15/30(4)		351	338,684
Science Applications International Corp., 4.875%, 4/1/28(4)		260	255,268
Seagate HDD Cayman:
4.091%, 6/1/29		52	49,073
9.625%, 12/1/32		248	283,338
			$ 1,342,209
Telecommunications — 0.9%
Ciena Corp., 4.00%, 1/31/30(4)		194	$ 179,181
Connect Finco SARL/Connect U.S. Finco LLC, 9.00%, 9/15/29(4)		260	247,285
Odido Group Holding BV, 5.50%, 1/15/30(7)	EUR	259	276,797
Optics Bidco SpA:
6.875%, 2/15/28(7)	EUR	100	118,632
7.75%, 1/24/33	EUR	100	134,729

11
See Notes to Financial Statements.

Eaton Vance
Global Income Builder Fund
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Telecommunications (continued)
Rogers Communications, Inc., 5.25% to 3/15/27, 3/15/82(4)(10)		125	$ 122,573
Telefonica Europe BV, 7.125% to 8/23/28(7)(9)(10)	EUR	200	239,849
Vmed O2 U.K. Financing I PLC, 5.625%, 4/15/32(7)	EUR	200	218,099
Vodafone Group PLC:
2.625% to 5/27/26, 8/27/80(7)(10)	EUR	220	235,613
4.875% to 7/3/25, 10/3/78(7)(10)	GBP	215	275,699
Zegona Finance PLC:
6.75%, 7/15/29(7)	EUR	125	143,192
8.625%, 7/15/29(4)		315	333,506
			$ 2,525,155
Textiles, Apparel & Luxury Goods — 0.2%
Hanesbrands, Inc., 9.00%, 2/15/31(4)		210	$ 225,188
PrestigeBidCo GmbH, 6.929%, (3 mo. EURIBOR + 3.75%), 7/1/29(7)(12)	EUR	180	198,081
			$ 423,269
Transportation — 0.4%
Cargo Aircraft Management, Inc., 4.75%, 2/1/28(4)		249	$ 237,809
Edge Finco PLC, 8.125%, 8/15/31(7)	GBP	366	477,307
Seaspan Corp., 5.50%, 8/1/29(4)		304	289,450
Watco Cos. LLC/Watco Finance Corp., 7.125%, 8/1/32(4)		150	154,776
			$ 1,159,342
Total Corporate Bonds (identified cost $91,695,435)			$ 91,947,109

Preferred Stocks — 0.4%
Security	Shares	Value
Banks — 0.0%(3)
Citizens Financial Group, Inc., Series H, 7.375%	1,664	$ 45,094
KeyCorp, Series H, 6.20% to 12/15/27(10)	1,358	33,882
		$ 78,976
Capital Markets — 0.1%
Affiliated Managers Group, Inc., 4.75%	5,486	$ 108,184
		$ 108,184
Electric Utilities — 0.1%
Brookfield BRP Holdings Canada, Inc.:
4.625%	5,119	$ 90,197
7.25%	3,146	80,506
Security	Shares	Value
Electric Utilities (continued)
SCE Trust III, Series H, 7.811% (3 mo. SOFR + 3.25%)(12)	4,316	$ 109,324
SCE Trust IV, Series J, 5.375% to 9/15/25(10)	651	16,015
		$ 296,042
Insurance — 0.1%
American National Group, Inc., Series B, 6.625% to 9/1/25(10)	5,460	$ 138,630
Athene Holding Ltd., Series C, 6.375% to 6/30/25(10)	3,208	80,649
		$ 219,279
Trading Companies & Distributors — 0.1%
WESCO International, Inc., Series A, 10.625% to 6/22/25(10)	11,497	$ 298,922
		$ 298,922
Wireless Telecommunication Services — 0.0%(3)
U.S. Cellular Corp., 5.50%	3,491	$ 78,617
		$ 78,617
Total Preferred Stocks (identified cost $1,124,782)		$ 1,080,020

Senior Floating-Rate Loans — 2.4%(13)
Borrower/Description	Principal Amount (000's omitted)	Value
Apparel & Luxury Goods — 0.1%
ABG Intermediate Holdings 2 LLC:
Term Loan, 7.447%, (SOFR + 2.75%), 12/21/28	$216	$ 216,734
Term Loan, 12/21/28(14)	23	22,831
		$ 239,565
Auto Components — 0.3%
Clarios Global LP:
Term Loan, 6.102%, (EURIBOR + 3.00%), 7/16/31(15)	$485	$ 527,449
Term Loan, 7.185%, (SOFR + 2.50%), 5/6/30	176	176,403
		$ 703,852
Beverages — 0.1%
Triton Water Holdings, Inc., Term Loan, 8.115%, (SOFR + 3.25%), 3/31/28	$309	$ 309,839
		$ 309,839

12
See Notes to Financial Statements.

Eaton Vance
Global Income Builder Fund
October 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Capital Markets — 0.2%
Fortress Intermediate 3, Inc., Term Loan, 8.435%, (SOFR + 3.75%), 6/27/31	$510	$ 510,478
		$ 510,478
Distributors — 0.1%
Parts Europe SA, Term Loan, 6.701%, (3 mo. EURIBOR + 3.50%), 2/3/31	$207	$ 225,727
		$ 225,727
Energy — 0.0%(3)
New Generation Gas Gathering LLC, Term Loan, 10.335%, (SOFR + 5.75%), 9/30/29	$84	$ 81,836
		$ 81,836
Gas Utilities — 0.2%
Epic Y-Grade Services LP, Term Loan, 10.601%, (SOFR + 5.75%), 6/29/29	$443	$ 443,104
		$ 443,104
Health Care Providers & Services — 0.2%
Pluto Acquisition I, Inc.:
Term Loan, 10.253%, (SOFR + 5.50%), 6/20/28	$77	$ 77,976
Term Loan - Second Lien, 9.132%, (SOFR + 4.00%), 9/20/28	217	200,888
Team Health Holdings, Inc., Term Loan, 9.836%, (SOFR + 5.25%), 3/2/27(15)	408	400,584
		$ 679,448
Hotels, Restaurants & Leisure — 0.2%
IRB Holding Corp., Term Loan, 7.535%, (SOFR + 2.75%), 12/15/27	$352	$ 352,805
Spectacle Gary Holdings LLC, Term Loan, 9.035%, (SOFR + 4.25%), 12/11/28	170	169,329
		$ 522,134
Insurance — 0.1%
Truist Insurance Holdings LLC, Term Loan - Second Lien, 9.354%, (SOFR + 4.75%), 5/6/32	$365	$ 370,931
		$ 370,931
IT Services — 0.1%
Travelport Finance (Luxembourg) SARL, Term Loan, 12.855%, (SOFR + 8.26%), 9/30/28	$229	$ 196,585
		$ 196,585
Borrower/Description	Principal Amount (000's omitted)	Value
Leisure Products — 0.1%
Peloton Interactive, Inc., Term Loan, 10.685%, (SOFR + 6.00%), 5/23/29	$293	$ 297,786
		$ 297,786
Machinery — 0.1%
EMRLD Borrower LP, Term Loan, 7.557%, (SOFR + 2.50%), 5/31/30	$176	$ 175,962
		$ 175,962
Paper & Forest Products — 0.1%
Enviva Partners LP/Fin C:
DIP Loan, 10.974%, (SOFR + 8.00%), 12/13/24(15)(16)	$76	$ 77,935
Term Loan, 12.804%, (SOFR + 8.00%), 12/13/24	46	74,133
		$ 152,068
Pharmaceuticals — 0.0%(3)
Endo Luxembourg Finance Co. I SARL, Term Loan, 9.245%, (SOFR + 4.50%), 4/23/31	$117	$ 117,263
		$ 117,263
Professional Services — 0.1%
AlixPartners LLP, Term Loan, 7.30%, (SOFR + 2.50%), 2/4/28	$350	$ 351,140
		$ 351,140
Software — 0.0%(3)
Cloud Software Group, Inc., Term Loan, 8.604%, (SOFR + 4.00%), 3/30/29(15)	$105	$ 104,816
Riverbed Technology, Inc., Term Loan, 9.104%, (SOFR + 4.50%), 7.104% cash, 2.00% PIK, 7/1/28	57	35,252
		$ 140,068
Specialty Retail — 0.3%
Mavis Tire Express Services Corp., Term Loan, 8.185%, (SOFR + 3.50%), 5/4/28	$139	$ 139,752
Petco Health & Wellness Co., Inc., Term Loan, 8.115%, (SOFR + 3.25%), 3/3/28	218	208,285
PetSmart, Inc., Term Loan, 8.535%, (SOFR + 3.75%), 2/11/28	374	372,584
		$ 720,621

13
See Notes to Financial Statements.

Eaton Vance
Global Income Builder Fund
October 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Telecommunications — 0.1%
Lorca Holdco Ltd., Term Loan, 3/25/31(14)	$199	$ 199,498
		$ 199,498
Total Senior Floating-Rate Loans (identified cost $6,411,667)		$ 6,437,905

Miscellaneous — 0.0%(3)
Security	Principal Amount	Value
Entertainment — 0.0%
National CineMedia, Inc., Escrow Certificates(1)(5)	$189,000	$ 0
		$ 0
Pharmaceuticals — 0.0%
Endo Design LLC, Escrow Certificates(1)(5)	$200,000	$ 0
Endo Luxembourg Finance SARL, Escrow Certificates(1)(5)	171,000	0
		$ 0
Transportation — 0.0%(3)
Hertz Corp., Escrow Certificates(1)(4)	$58,000	$ 10,005
Hertz Corp., Escrow Certificates(1)	167,000	8,350
Hertz Corp., Escrow Certificates(1)(4)	110,000	5,225
		$ 23,580
Total Miscellaneous (identified cost $65,850)		$ 23,580

Short-Term Investments — 1.6%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.78%(17)	4,380,672	$ 4,380,672
Total Short-Term Investments (identified cost $4,380,672)		$ 4,380,672
Total Investments — 98.5% (identified cost $219,173,797)		$270,923,848
Less Unfunded Loan Commitments — (0.0)%(3)		$ (15,207)
Net Investments — 98.5% (identified cost $219,158,590)		$270,908,641
Other Assets, Less Liabilities — 1.5%		$ 4,221,681
Net Assets — 100.0%		$275,130,322
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
*	In U.S. dollars unless otherwise indicated.
(1)	Non-income producing security.
(2)	Security (or a portion thereof) has been pledged to cover margin requirements on open futures contracts.
(3)	Amount is less than 0.05% or (0.05)%, as applicable.
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2024, the aggregate value of these securities is $60,119,496 or 21.9% of the Fund's net assets.
(5)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 11).
(6)	Issuer is in default with respect to interest and/or principal payments and is non-income producing.
(7)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2024, the aggregate value of these securities is $20,703,539 or 7.5% of the Fund's net assets.
(8)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.
(9)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(10)	Security converts to variable rate after the indicated fixed-rate coupon period.
(11)	When-issued security.
(12)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2024.

14
See Notes to Financial Statements.

Eaton Vance
Global Income Builder Fund
October 31, 2024
Portfolio of Investments — continued

(13)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(14)	This Senior Loan will settle after October 31, 2024, at which time the interest rate will be determined.
(15)	The stated interest rate represents the weighted average interest rate at October 31, 2024 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.
(16)	Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. At October 31, 2024, the total value of unfunded loan commitments is $15,587. See Note 1G for description.
(17)	May be deemed to be an affiliated investment company (see Note 10). The rate shown is the annualized seven-day yield as of October 31, 2024.
Country Concentration of Portfolio
Country	Percentage of Total Investments	Value
United States	57.1%	$154,616,549
United Kingdom	9.2	24,867,411
Japan	5.5	14,853,405
France	3.4	9,190,351
Spain	3.2	8,673,889
Germany	3.1	8,444,145
Netherlands	2.3	6,326,981
Finland	2.3	6,169,136
Canada	2.1	5,608,793
Denmark	1.9	5,114,402
Italy	1.6	4,378,978
Hong Kong	1.1	3,105,850
Sweden	1.0	2,703,993
Luxembourg	0.9	2,493,809
Norway	0.9	2,450,658
Taiwan	0.9	2,367,460
Switzerland	0.6	1,702,061
India	0.4	1,205,638
Belgium	0.4	989,474
Australia	0.3	888,580
South Africa	0.3	878,676
Bermuda	0.2	638,682
Austria	0.2	488,179
Czech Republic	0.2	463,905
Slovenia	0.2	450,145
Ireland	0.2	447,324
Israel	0.1	345,271
Zambia	0.1	327,836
Poland	0.1	284,110
Turkey	0.1	247,190
Mexico	0.1	200,967
Total Investments	100.0%	$270,923,848

Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
EUR	570,000	USD	617,808	JPMorgan Chase Bank, N.A.	11/1/24	$2,209	$ —
						$2,209	$—
15
See Notes to Financial Statements.

Eaton Vance
Global Income Builder Fund
October 31, 2024
Portfolio of Investments — continued

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Equity Futures
E-Mini S&P 500 Index	45	Long	12/20/24	$12,911,625	$(102,642)
Nikkei 225 Index	(29)	Short	12/12/24	(7,325,756)	(92,231)
STOXX Europe 600 Index	(203)	Short	12/20/24	(5,589,887)	143,979
					$(50,894)
Abbreviations:
ADR	– American Depositary Receipt
DIP	– Debtor In Possession
EURIBOR	– Euro Interbank Offered Rate
OTC	– Over-the-counter
PFC Shares	– Preference Shares
PIK	– Payment In Kind
REITs	– Real Estate Investment Trusts
SOFR	– Secured Overnight Financing Rate
Currency Abbreviations:
EUR	– Euro
GBP	– British Pound Sterling
USD	– United States Dollar
16
See Notes to Financial Statements.

Eaton Vance
Global Income Builder Fund
October 31, 2024
Statement of Assets and Liabilities

October 31, 2024
Assets
Unaffiliated investments, at value (identified cost $214,777,918)	$266,527,969
Affiliated investments, at value (identified cost $4,380,672)	4,380,672
Cash	54,189
Foreign currency, at value (identified cost $54,401)	54,532
Interest and dividends receivable	1,881,063
Dividends receivable from affiliated investments	14,559
Receivable for investments sold	957,563
Receivable for Fund shares sold	2,545,145
Receivable for variation margin on open futures contracts	27,780
Receivable for open forward foreign currency exchange contracts	2,209
Tax reclaims receivable	1,436,558
Receivable from affiliates	1,755
Trustees' deferred compensation plan	63,674
Total assets	$277,947,668
Liabilities
Payable for investments purchased	$268,703
Payable for when-issued securities	1,757,040
Payable for Fund shares redeemed	284,044
Payable to affiliates:
Investment adviser fee	125,415
Administration fee	34,309
Distribution and service fees	41,196
Trustees' fees	1,412
Trustees' deferred compensation plan	63,674
Accrued expenses	241,553
Total liabilities	$2,817,346
Net Assets	$275,130,322
Sources of Net Assets
Paid-in capital	$216,349,416
Distributable earnings	58,780,906
Net Assets	$275,130,322
Class A Shares
Net Assets	$137,609,285
Shares Outstanding	12,586,832
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.93
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$11.54
Class C Shares
Net Assets	$11,811,290
Shares Outstanding	1,094,800
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$10.79
Class I Shares
Net Assets	$123,496,492
Shares Outstanding	11,311,731
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.92
17
See Notes to Financial Statements.

Eaton Vance
Global Income Builder Fund
October 31, 2024
Statement of Assets and Liabilities — continued

October 31, 2024
Class R Shares
Net Assets	$2,213,255
Shares Outstanding	203,285
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.89
On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
18
See Notes to Financial Statements.

Eaton Vance
Global Income Builder Fund
October 31, 2024
Statement of Operations

Year Ended
October 31, 2024
Investment Income
Dividend income (net of foreign taxes withheld of $1,001,604)	$7,777,565
Dividend income from affiliated investments	171,183
Interest income	6,141,425
Other income	17,775
Total investment income	$14,107,948
Expenses
Investment adviser fee	$1,396,905
Administration fee	380,974
Distribution and service fees:
Class A	340,462
Class C	130,769
Class R	9,826
Trustees’ fees and expenses	16,276
Custodian fee	155,276
Transfer and dividend disbursing agent fees	158,166
Legal and accounting services	98,662
Printing and postage	29,772
Registration fees	82,142
Miscellaneous	52,755
Total expenses	$2,851,985
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$38,271
Total expense reductions	$38,271
Net expenses	$2,813,714
Net investment income	$11,294,234
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$12,333,414
Payment by affiliate for realized loss on disposal of investment not meeting investment guidelines	23,322
Futures contracts	(2,044,711)
Foreign currency transactions	(477,457)
Forward foreign currency exchange contracts	1,660,355
Net realized gain	$11,494,923
Change in unrealized appreciation (depreciation):
Investments	$24,667,254
Futures contracts	(50,894)
Foreign currency	8,579
Forward foreign currency exchange contracts	2,209
Net change in unrealized appreciation (depreciation)	$24,627,148
Net realized and unrealized gain	$36,122,071
Net increase in net assets from operations	$47,416,305
19
See Notes to Financial Statements.

Eaton Vance
Global Income Builder Fund
October 31, 2024
Statements of Changes in Net Assets

	Year Ended October 31,
	2024	2023
Increase (Decrease) in Net Assets
From operations:
Net investment income	$11,294,234	$8,429,448
Net realized gain (loss)	11,494,923	(648,804)
Net change in unrealized appreciation (depreciation)	24,627,148	11,932,789
Net increase in net assets from operations	$47,416,305	$19,713,433
Distributions to shareholders:
Class A	$(6,393,331)	$(4,271,637)
Class C	(516,681)	(386,469)
Class I	(5,124,093)	(3,109,444)
Class R	(88,336)	(33,320)
Total distributions to shareholders	$(12,122,441)	$(7,800,870)
Transactions in shares of beneficial interest:
Class A	$(1,549,578)	$(10,618,949)
Class C	(2,934,563)	(3,179,436)
Class I	26,124,861	(1,169,662)
Class R	856,006	154,845
Net increase (decrease) in net assets from Fund share transactions	$22,496,726	$(14,813,202)
Other capital:
Portfolio transaction fee contributed to Portfolio	$—	$(14,541)
Portfolio transaction fee allocated from Portfolio	—	14,534
Net decrease in net assets from other capital	$—	$(7)
Net increase (decrease) in net assets	$57,790,590	$(2,900,646)
Net Assets
At beginning of year	$217,339,732	$220,240,378
At end of year	$275,130,322	$217,339,732
20
See Notes to Financial Statements.

Eaton Vance
Global Income Builder Fund
October 31, 2024
Financial Highlights

	Class A
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$9.40	$8.92	$11.36	$9.07	$9.21
Income (Loss) From Operations
Net investment income(1)	$0.47	$0.35	$0.34	$0.27	$0.33
Net realized and unrealized gain (loss)	1.57	0.45	(2.32)	2.34	(0.15)
Total income (loss) from operations	$2.04	$0.80	$(1.98)	$2.61	$0.18
Less Distributions
From net investment income	$(0.49)	$(0.32)	$(0.32)	$(0.32)	$(0.32)
From net realized gain	(0.02)	—	(0.14)	—	—
Total distributions	$(0.51)	$(0.32)	$(0.46)	$(0.32)	$(0.32)
Portfolio transaction fee, net(1)	$—	$(0.00)(2)	$(0.00)(2)	$(0.00)(2)	$(0.00)(2)
Net asset value — End of year	$10.93	$9.40	$8.92	$11.36	$9.07
Total Return(3)	21.82%	9.00%	(17.86)%	29.08%	2.12%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$137,609	$119,712	$123,589	$164,778	$123,152
Ratios (as a percentage of average daily net assets):(4)(5)
Total expenses	1.18%	1.20%	1.19%	1.17%	1.20%
Net expenses	1.17%(6)	1.17%(6)	1.17%(6)	1.17%	1.17%
Net investment income	4.37%	3.65%	3.42%	2.52%	3.65%
Portfolio Turnover of the Portfolio(7)	—	46%	59%	60%	118%
Portfolio Turnover of the Fund	108%	14%(8)	—	—	—
(1)	Computed using average shares outstanding.
(2)	Amount is less than $(0.005).
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(5)	Includes the Fund’s share of the Portfolio's allocated expenses for the period while the Fund was investing in the Portfolio.
(6)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s and Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022).
(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.
(8)	For the period from June 17, 2023 through October 31, 2023 when the Fund was making investments directly in securities.
References to Portfolio herein are to Global Income Builder Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on June 16, 2023 and which had the same investment objectives and policies as the Fund during such period.
21
See Notes to Financial Statements.

Eaton Vance
Global Income Builder Fund
October 31, 2024
Financial Highlights — continued

	Class C
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$9.28	$8.81	$11.23	$8.96	$9.11
Income (Loss) From Operations
Net investment income(1)	$0.38	$0.27	$0.26	$0.19	$0.26
Net realized and unrealized gain (loss)	1.55	0.45	(2.29)	2.33	(0.15)
Total income (loss) from operations	$1.93	$0.72	$(2.03)	$2.52	$0.11
Less Distributions
From net investment income	$(0.40)	$(0.25)	$(0.25)	$(0.25)	$(0.26)
From net realized gain	(0.02)	—	(0.14)	—	—
Total distributions	$(0.42)	$(0.25)	$(0.39)	$(0.25)	$(0.26)
Portfolio transaction fee, net(1)	$—	$(0.00)(2)	$(0.00)(2)	$(0.00)(2)	$(0.00)(2)
Net asset value — End of year	$10.79	$9.28	$8.81	$11.23	$8.96
Total Return(3)	20.96%	8.17%	(18.46)%	28.26%	1.29%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$11,811	$12,724	$15,093	$24,505	$37,875
Ratios (as a percentage of average daily net assets):(4)(5)
Total expenses	1.93%	1.95%	1.94%	1.92%	1.95%
Net expenses	1.92%(6)	1.92%(6)	1.92%(6)	1.92%	1.92%
Net investment income	3.62%	2.87%	2.64%	1.76%	2.93%
Portfolio Turnover of the Portfolio(7)	—	46%	59%	60%	118%
Portfolio Turnover of the Fund	108%	14%(8)	—	—	—
(1)	Computed using average shares outstanding.
(2)	Amount is less than $(0.005).
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(5)	Includes the Fund’s share of the Portfolio's allocated expenses for the period while the Fund was investing in the Portfolio.
(6)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s and Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022).
(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.
(8)	For the period from June 17, 2023 through October 31, 2023 when the Fund was making investments directly in securities.
References to Portfolio herein are to Global Income Builder Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on June 16, 2023 and which had the same investment objectives and policies as the Fund during such period.
22
See Notes to Financial Statements.

Eaton Vance
Global Income Builder Fund
October 31, 2024
Financial Highlights — continued

	Class I
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$9.39	$8.91	$11.34	$9.06	$9.19
Income (Loss) From Operations
Net investment income(1)	$0.50	$0.37	$0.37	$0.30	$0.35
Net realized and unrealized gain (loss)	1.56	0.46	(2.31)	2.33	(0.13)
Total income (loss) from operations	$2.06	$0.83	$(1.94)	$2.63	$0.22
Less Distributions
From net investment income	$(0.51)	$(0.35)	$(0.35)	$(0.35)	$(0.35)
From net realized gain	(0.02)	—	(0.14)	—	—
Total distributions	$(0.53)	$(0.35)	$(0.49)	$(0.35)	$(0.35)
Portfolio transaction fee, net(1)	$—	$(0.00)(2)	$(0.00)(2)	$(0.00)(2)	$(0.00)(2)
Net asset value — End of year	$10.92	$9.39	$8.91	$11.34	$9.06
Total Return(3)	22.14%	9.28%	(17.60)%	29.31%	2.51%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$123,496	$83,772	$80,627	$113,907	$94,518
Ratios (as a percentage of average daily net assets):(4)(5)
Total expenses	0.93%	0.95%	0.94%	0.92%	0.95%
Net expenses	0.92%(6)	0.92%(6)	0.92%(6)	0.92%	0.92%
Net investment income	4.64%	3.90%	3.66%	2.76%	3.92%
Portfolio Turnover of the Portfolio(7)	—	46%	59%	60%	118%
Portfolio Turnover of the Fund	108%	14%(8)	—	—	—
(1)	Computed using average shares outstanding.
(2)	Amount is less than $(0.005).
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(5)	Includes the Fund’s share of the Portfolio's allocated expenses for the period while the Fund was investing in the Portfolio.
(6)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s and Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022).
(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.
(8)	For the period from June 17, 2023 through October 31, 2023 when the Fund was making investments directly in securities.
References to Portfolio herein are to Global Income Builder Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on June 16, 2023 and which had the same investment objectives and policies as the Fund during such period.
23
See Notes to Financial Statements.

Eaton Vance
Global Income Builder Fund
October 31, 2024
Financial Highlights — continued

	Class R
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$9.36	$8.89	$11.32	$9.04	$9.18
Income (Loss) From Operations
Net investment income(1)	$0.46	$0.33	$0.31	$0.25	$0.31
Net realized and unrealized gain (loss)	1.55	0.44	(2.30)	2.33	(0.15)
Total income (loss) from operations	$2.01	$0.77	$(1.99)	$2.58	$0.16
Less Distributions
From net investment income	$(0.46)	$(0.30)	$(0.30)	$(0.30)	$(0.30)
From net realized gain	(0.02)	—	(0.14)	—	—
Total distributions	$(0.48)	$(0.30)	$(0.44)	$(0.30)	$(0.30)
Portfolio transaction fee, net(1)	$—	$(0.00)(2)	$(0.00)(2)	$(0.00)(2)	$(0.00)(2)
Net asset value — End of year	$10.89	$9.36	$8.89	$11.32	$9.04
Total Return(3)	21.64%	8.64%	(18.02)%	28.76%	1.87%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,213	$1,131	$932	$827	$610
Ratios (as a percentage of average daily net assets):(4)(5)
Total expenses	1.43%	1.45%	1.44%	1.42%	1.45%
Net expenses	1.42%(6)	1.42%(6)	1.42%(6)	1.42%	1.42%
Net investment income	4.27%	3.39%	3.13%	2.29%	3.44%
Portfolio Turnover of the Portfolio(7)	—	46%	59%	60%	118%
Portfolio Turnover of the Fund	108%	14%(8)	—	—	—
(1)	Computed using average shares outstanding.
(2)	Amount is less than $(0.005).
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(5)	Includes the Fund’s share of the Portfolio's allocated expenses for the period while the Fund was investing in the Portfolio.
(6)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s and Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022).
(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.
(8)	For the period from June 17, 2023 through October 31, 2023 when the Fund was making investments directly in securities.
References to Portfolio herein are to Global Income Builder Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on June 16, 2023 and which had the same investment objectives and policies as the Fund during such period.
24
See Notes to Financial Statements.

Eaton Vance
Global Income Builder Fund
October 31, 2024
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Global Income Builder Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund's investment objective is to achieve total return for its shareholders. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service.
Derivatives. Futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.
Foreign Securities, Futures Contracts and Currencies. Foreign securities, futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign futures contracts that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities and foreign futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign futures contracts.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities,
25

Eaton Vance
Global Income Builder Fund
October 31, 2024
Notes to Financial Statements — continued

quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Fund (and the Portfolio in which it invested) have filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries (the “EU reclaims”). These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, the EU reclaims are recorded as income only when the likelihood of their receipt becomes certain. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees in connection with investments in senior floating-rate loans may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned and included in Other income on the Statement of Operations. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.
D  Federal and Other Taxes—The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
In addition to the requirements of the Internal Revenue Code, the Fund may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Fund estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.
As of October 31, 2024, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
F  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
G  Unfunded Loan Commitments—The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. These commitments, if any, are disclosed in the accompanying Portfolio of Investments.
H  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
I  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
J  Futures Contracts—Upon entering into a futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each
26

Eaton Vance
Global Income Builder Fund
October 31, 2024
Notes to Financial Statements — continued

business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.
K  Forward Foreign Currency Exchange Contracts—The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.
L  When-Issued Securities and Delayed Delivery Transactions—The Fund may purchase securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintain cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract.
M  Capital Transactions—To seek to protect the Portfolio in which the Fund invested all of its investable assets prior to June 17, 2023, (and, indirectly, other investors in the Portfolio) against the costs of accommodating investor inflows and outflows, prior to December 24, 2022, the Portfolio imposed a fee (“Portfolio transaction fee”) on inflows and outflows by Portfolio investors. The Portfolio transaction fee was sized to cover the estimated cost to the Portfolio of, in connection with issuing interests, converting the cash and/or other instruments it received to the desired composition and, in connection with redeeming its interests, converting Portfolio holdings to cash and/or other instruments to be distributed. Such fee, which may have varied over time, was limited to amounts that had been authorized by the Board of Trustees and determined by Eaton Vance Management (EVM) to be appropriate. The maximum Portfolio transaction fee was 2% of the amount of net contributions or withdrawals. The Portfolio transaction fee was recorded as a component of capital transactions on the Statements of Changes in Net Assets. Effective after the close of business on December 23, 2022, the Portfolio transaction fee was discontinued.
2  Distributions to Shareholders and Income Tax Information
It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended October 31, 2024 and October 31, 2023 was as follows:
	Year Ended October 31,
	2024	2023
Ordinary income	$11,696,035	$7,800,870
Long-term capital gains	$426,406	$ —
During the year ended October 31, 2024, distributable earnings was decreased by $494,758 and paid-in capital was increased by $494,758 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
27

Eaton Vance
Global Income Builder Fund
October 31, 2024
Notes to Financial Statements — continued

As of October 31, 2024, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed long-term capital gains	$ 7,094,919
Net unrealized appreciation	51,638,072
Other temporary differences	47,915
Distributable earnings	$58,780,906
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at October 31, 2024, as determined on a federal income tax basis, were as follows:
Aggregate cost	$219,232,585
Gross unrealized appreciation	$57,498,751
Gross unrealized depreciation	(5,914,926)
Net unrealized appreciation	$51,583,825
3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment adviser fee is computed at an annual rate as a percentage of the Fund’s average daily net assets that are not invested in other investment companies for which BMR or its affiliates serve as investment adviser and receive an advisory fee as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.550%
$500 million but less than $1 billion	0.525%
$1 billion but less than $2.5 billion	0.500%
$2.5 billion and over	0.475%
For the year ended October 31, 2024, the investment adviser fee amounted to $1,396,905 or 0.55% of the Fund’s average daily net assets. Pursuant to an investment sub-advisory agreement, BMR has delegated a portion of the investment management of the Fund to Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of BMR and an indirect, wholly-owned subsidiary of Morgan Stanley. BMR pays EVAIL a portion of its investment adviser fee for sub-advisory services provided to the Fund. The administration fee is earned by EVM, an affiliate of BMR and an indirect, wholly-owned subsidiary of Morgan Stanley, for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2024, the administration fee amounted to $380,974.
The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended October 31, 2024, the investment adviser fee paid was reduced by $4,789 relating to the Fund’s investment in the Liquidity Fund.
EVM and EVAIL have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 1.17%, 1.92%, 0.92% and 1.42% of the Fund’s average daily net assets for Class A, Class C, Class I and Class R, respectively. This agreement may be changed or terminated after March 1, 2025. Pursuant to this agreement, EVM and EVAIL waived and/or reimbursed $33,482 in total of the Fund's operating expenses for the year ended October 31, 2024.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2024, EVM earned $12,230 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on
28

Eaton Vance
Global Income Builder Fund
October 31, 2024
Notes to Financial Statements — continued

the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $15,409 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2024. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).
During the year ended October 31, 2024, EVM reimbursed the Fund $23,322 for a net realized loss on the sale of an investment security not meeting the Fund's investment guidelines. The reimbursement had no significant impact on total return for each class.
Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Fund are officers of the above organizations.
4  Distribution Plans
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2024 amounted to $340,462 for Class A shares.
The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2024, the Fund paid or accrued to EVD $98,077 for Class C shares.
The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2024, the Fund paid or accrued to EVD $4,913 for Class R shares.
Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2024 amounted to $32,692 and $4,913 for Class C and Class R shares, respectively.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 12 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2024, the Fund was informed that EVD received less than $100 of CDSCs paid by Class A and Class C shareholders.
6  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $284,266,824 and $269,596,518, respectively, for the year ended October 31, 2024.
29

Eaton Vance
Global Income Builder Fund
October 31, 2024
Notes to Financial Statements — continued

7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions, were as follows:
	Year Ended October 31, 2024		Year Ended October 31, 2023
	Shares	Amount	Shares	Amount
Class A
Sales	988,969	$10,620,376	798,192	$ 7,668,604
Issued to shareholders electing to receive payments of distributions in Fund shares	548,709	5,945,314	411,593	3,945,474
Redemptions	(1,686,436)	(18,115,268)	(2,323,743)	(22,233,027)
Net decrease	(148,758)	$(1,549,578)	(1,113,958)	$(10,618,949)
Class C
Sales	150,348	$ 1,602,597	174,558	$ 1,683,922
Issued to shareholders electing to receive payments of distributions in Fund shares	47,956	512,396	40,087	379,095
Redemptions	(474,547)	(5,049,556)	(556,106)	(5,242,453)
Net decrease	(276,243)	$(2,934,563)	(341,461)	$(3,179,436)
Class I
Sales	3,873,094	$42,174,164	1,523,994	$14,648,924
Issued to shareholders electing to receive payments of distributions in Fund shares	471,239	5,105,145	323,392	3,096,760
Redemptions	(1,956,185)	(21,154,448)	(1,970,133)	(18,915,346)
Net increase (decrease)	2,388,148	$26,124,861	(122,747)	$(1,169,662)
Class R
Sales	100,898	$ 1,053,941	15,784	$ 153,136
Issued to shareholders electing to receive payments of distributions in Fund shares	8,158	88,336	3,486	33,319
Redemptions	(26,582)	(286,271)	(3,269)	(31,610)
Net increase	82,474	$ 856,006	16,001	$ 154,845
8  Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2024 is included in the Portfolio of Investments. At October 31, 2024, the Fund had sufficient cash and/or securities to cover commitments under these contracts.
In the normal course of pursuing its investment objective, the Fund is subject to the following risks:
Equity Price Risk: The Fund enters into equity futures contracts on securities indices to gain or limit exposure to certain markets, particularly in connection with engaging in the dividend capture trading strategy.
30

Eaton Vance
Global Income Builder Fund
October 31, 2024
Notes to Financial Statements — continued

Foreign Exchange Risk: Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund enters into forward foreign currency exchange contracts.
The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2024, the Fund had no open derivatives with credit-related contingent features in a net liability position.
The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.
The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2024 was as follows:
		Fair Value
Risk	Derivative	Asset Derivative	Liability Derivative
Equity Price	Futures contracts	$143,979(1)	$(194,873)(1)
Foreign Exchange	Forward foreign currency exchange contracts	2,209(2)	—
Total		$146,188	$(194,873)
Derivatives not subject to master netting or similar agreements		$143,979	$(194,873)
Total Derivatives subject to master netting or similar agreements		$2,209	$ —
(1)	Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
(2)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.
31

Eaton Vance
Global Income Builder Fund
October 31, 2024
Notes to Financial Statements — continued

The Fund's derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following table presents the Fund’s derivative assets by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets as of October 31, 2024.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
JPMorgan Chase Bank, N.A.	$2,209	$ —	$ —	$ —	$2,209
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2024 was as follows:
Risk	Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)
Equity Price	Futures contracts	$(2,044,711)	$(50,894)
Foreign Exchange	Forward foreign currency exchange contracts	1,660,355	2,209
Total		$(384,356)	$(48,685)
(1)	Statement of Operations location: Net realized gain (loss): Futures contracts and Forward foreign currency exchange contracts, respectively.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation): Futures contracts and Forward foreign currency exchange contracts, respectively.
The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2024, which are indicative of the volume of these derivative types, were approximately as follows:
Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*
$9,680,000	$9,570,000	$1,729,000
*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.
9  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 21, 2025. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings generally at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2024, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2024.
32

Eaton Vance
Global Income Builder Fund
October 31, 2024
Notes to Financial Statements — continued

10  Affiliated Investments
At October 31, 2024, the value of the Fund's investment in funds that may be deemed to be affiliated was $4,380,672, which represents 1.6% of the Fund's net assets. Transactions in such investments by the Fund for the year ended October 31, 2024 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$1,761,122	$92,582,744	$(89,963,194)	$ —	$ —	$4,380,672	$171,183	4,380,672
11  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At October 31, 2024, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3*	Total
Common Stocks:
Communication Services	$ 7,501,576	$ 10,901,143	$ —	$ 18,402,719
Consumer Discretionary	5,956,265	10,390,307	—	16,346,572
Consumer Staples	—	6,017,511	—	6,017,511
Energy	5,183,201	1,280,547	—	6,463,748
Financials	12,767,854	11,650,418	—	24,418,272
Health Care	14,073,184	14,763,663	—	28,836,847
Industrials	6,985,960	13,679,825	—	20,665,785
Information Technology	25,845,037	7,620,652	—	33,465,689
Materials	—	6,029,510	—	6,029,510
Real Estate	1,537,152	—	—	1,537,152
Utilities	1,578,283	2,715,606	—	4,293,889
Total Common Stocks	$81,428,512	$85,049,182**	$ —	$166,477,694
Convertible Bonds	$ —	$ 576,868	$ —	$ 576,868
Corporate Bonds	—	91,947,109	—	91,947,109
Preferred Stocks:
Communication Services	78,617	—	—	78,617
Financials	406,439	—	—	406,439
Industrials	298,922	—	—	298,922
33

Eaton Vance
Global Income Builder Fund
October 31, 2024
Notes to Financial Statements — continued

Asset Description (continued)	Level 1	Level 2	Level 3*	Total
Utilities	$ 296,042	$ —	$ —	$ 296,042
Total Preferred Stocks	$ 1,080,020	$ —	$ —	$ 1,080,020
Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	$ —	$ 6,422,698	$ —	$ 6,422,698
Miscellaneous	—	23,580	0	23,580
Short-Term Investments	4,380,672	—	—	4,380,672
Total Investments	$86,889,204	$ 184,019,437	$ —	$270,908,641
Forward Foreign Currency Exchange Contracts	$ —	$ 2,209	$ —	$ 2,209
Futures Contracts	143,979	—	—	143,979
Total	$87,033,183	$ 184,021,646	$ —	$271,054,829
Liability Description
Futures Contracts	$ (102,642)	$ (92,231)	$ —	$ (194,873)
Total	$ (102,642)	$ (92,231)	$ —	$ (194,873)
*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
**	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2024 is not presented.
12  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country, and by acts of terrorism and war. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
34

Eaton Vance
Global Income Builder Fund
October 31, 2024
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Income Builder Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Income Builder Fund (the “Fund") (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2024, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 20, 2024
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
35

Eaton Vance
Global Income Builder Fund
October 31, 2024
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2025 will show the tax status of all distributions paid to your account in calendar year 2024. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified business income, qualified dividend income for individuals, the dividends received deduction for corporations and 163(j) interest dividends.
Qualified Business Income. For the fiscal year ended October 31, 2024, the Fund designates approximately $35,129, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.
Qualified Dividend Income. For the fiscal year ended October 31, 2024, the Fund designates approximately $7,901,644, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2024 ordinary income dividends, 8.76% qualifies for the corporate dividends received deduction.
163(j) Interest Dividends. For the fiscal year ended October 31, 2024, the Fund designates 39.39% of distributions from net investment income as a 163(j) interest dividend.
36

Eaton Vance
Global Income Builder Fund
October 31, 2024
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 6, 2024, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised of all of the Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings held between April and June 2024, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios, and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other funds, collective investment trusts and institutional accounts) with the same or substantially similar investment objective as the fund and with a significant overlap in holdings based on criteria set by the Board, if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used by the adviser to determine the value of fund assets, including, when necessary, the determination of “fair value” by the adviser in its role as each funds’ valuation designee and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
1    Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report. Eaton Vance Management and Boston Management and Research are referred to collectively as the “adviser.”
37

Eaton Vance
Global Income Builder Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other funds and investment accounts, as applicable;
•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The personal trading codes of ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, including descriptions of their various compliance programs and their record of compliance and remediation;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund;
• A description of the adviser’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost, and character of the administrative and other non-investment advisory services provided by the adviser and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule), and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates, and other relevant matters;
• The risks that the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 6, 2024 meeting, the Board and its committees received information from portfolio managers and other investment professionals of the adviser and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Board and its committees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the funds, and received and participated in reports and presentations provided by the adviser and sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular video or telephone conferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Kirkland & Ellis LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Global Income Builder Fund (the “Fund”) and Boston Management and Research (the “Adviser”) and the sub-advisory agreement between the Adviser and Eaton Vance Advisers
38

Eaton Vance
Global Income Builder Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

International Ltd. (the “Sub-adviser”), an affiliate of Eaton Vance Management, with respect to the Fund, including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the sub-advisory agreement for the Fund (collectively, the “investment advisory agreements”).
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreements for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.
The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education and experience of the investment professionals who provide services to the Fund. Regarding the Adviser, the Board considered the Adviser’s responsibilities with respect to oversight of the Sub-adviser and coordinating activities in implementing the investment strategies of the Fund. The Board also considered the Adviser’s in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. With respect to the Sub-adviser, the Board considered the abilities and experience of the Sub-adviser’s investment professionals in investing in equity securities, including investing in both U.S. and foreign common stocks. In particular, the Board considered the abilities and experience of the Adviser’s and the Sub-adviser’s investment professionals in analyzing factors such as special considerations relevant to investing in dividend-paying common and preferred stocks and foreign markets. The Board considered the international investment capabilities of the Sub-adviser, which is based in London, and the benefits to the Fund of having portfolio management services involving investments in international equities provided by investment professionals located abroad. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.
The Board considered the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, compliance with policies and procedures, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered relevant examinations of the Adviser and its affiliates by regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the applicable investment advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2023. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group and custom peer group for the three-year period. The Board also noted that the performance of the Fund was lower than its primary benchmark and blended benchmark indexes for the three-year period. The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2023, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
39

Eaton Vance
Global Income Builder Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by the Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are not excessive.
The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates, including the Sub-adviser, in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser or the Sub-adviser as a result of securities transactions effected for the Fund and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. To assist in the evaluation of the sharing of any economies of scale, the Board received data showing for recent years, asset levels, Adviser profitability and total expense ratios. Based upon the foregoing, the Board concluded that the Fund currently share in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fees, which include breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.
40

EDIAX-NCSR    10.31.24

Eaton Vance
Emerging Markets Local Income Fund
Annual Financial Statements and
Additional Information
October 31, 2024

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the prospectus and/or statement of additional information, which can be obtained by calling 1-800-262-1122 or from a financial intermediary. Prospective investors should read the prospectus carefully before investing.

Annual Financial Statements and Additional Information October 31, 2024
Eaton Vance
Emerging Markets Local Income Fund

Eaton Vance
Emerging Markets Local Income Fund
October 31, 2024
Statement of Assets and Liabilities

October 31, 2024
Assets
Investment in Emerging Markets Local Income Portfolio, at value (identified cost $1,087,729,941)	$1,011,947,364
Receivable for Fund shares sold	1,753,602
Total assets	$1,013,700,966
Liabilities
Payable for Fund shares redeemed	$3,324,831
Payable to affiliates:
Distribution and service fees	50,380
Trustees' fees	43
Payable for transfer and dividend disbursing agent fees	207,724
Accrued expenses	190,910
Total liabilities	$3,773,888
Net Assets	$1,009,927,078
Sources of Net Assets
Paid-in capital	$1,119,576,652
Accumulated loss	(109,649,574)
Net Assets	$1,009,927,078
Class A Shares
Net Assets	$96,547,609
Shares Outstanding	29,429,333
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$3.28
Maximum Offering Price Per Share (100 ÷ 96.75 of net asset value per share)	$3.39
Class C Shares
Net Assets	$33,678,754
Shares Outstanding	10,154,596
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$3.32
Class I Shares
Net Assets	$879,700,715
Shares Outstanding	268,324,469
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$3.28
On sales of $100,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
1
See Notes to Financial Statements.

Eaton Vance
Emerging Markets Local Income Fund
October 31, 2024
Statement of Operations

Year Ended
October 31, 2024
Investment Income
Dividend income allocated from Portfolio	$2,341,516
Interest income allocated from Portfolio (net of foreign taxes withheld of $1,409,672)	96,863,835
Other income allocated from Portfolio	12,118
Expenses, excluding interest expense, allocated from Portfolio	(7,740,268)
Interest expense allocated from Portfolio	(1,299,707)
Total investment income from Portfolio	$90,177,494
Expenses
Distribution and service fees:
Class A	$255,556
Class C	357,960
Trustees’ fees and expenses	500
Custodian fee	61,974
Transfer and dividend disbursing agent fees	852,794
Legal and accounting services	69,888
Printing and postage	388,920
Registration fees	88,718
Miscellaneous	19,480
Total expenses	$2,095,790
Net investment income	$88,081,704
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss):
Investment transactions (net of foreign capital gains taxes of $170,645)	$(47,253,490)
Written options	299,905
Securities sold short	722,459
Futures contracts	(192,145)
Swap contracts	(6,827,286)
Foreign currency transactions	7,320,493
Forward foreign currency exchange contracts	372,807
Non-deliverable bond forward contracts	1,129,999
Net realized loss	$(44,427,258)
Change in unrealized appreciation (depreciation):
Investments (including net increase in accrued foreign capital gains taxes of $81,187)	$53,268,146
Written options	(67,724)
Securities sold short	(188,206)
Futures contracts	245,726
Swap contracts	10,378,376
Foreign currency	227,671
Forward foreign currency exchange contracts	(1,232,757)
Non-deliverable bond forward contracts	(478,707)
Net change in unrealized appreciation (depreciation)	$62,152,525
Net realized and unrealized gain	$17,725,267
Net increase in net assets from operations	$105,806,971
2
See Notes to Financial Statements.

Eaton Vance
Emerging Markets Local Income Fund
October 31, 2024
Statements of Changes in Net Assets

	Year Ended October 31,
	2024	2023
Increase (Decrease) in Net Assets
From operations:
Net investment income	$88,081,704	$59,720,996
Net realized loss	(44,427,258)	(56,435,756)
Net change in unrealized appreciation (depreciation)	62,152,525	111,695,869
Net increase in net assets from operations	$105,806,971	$114,981,109
Distributions to shareholders:
Class A	$(7,996,043)	$(9,847,402)
Class C	(2,589,589)	(3,317,933)
Class I	(72,682,156)	(79,078,812)
Total distributions to shareholders	$(83,267,788)	$(92,244,147)
Tax return of capital to shareholders:
Class A	$(2,522,186)	$(2,439,355)
Class C	(812,479)	(806,050)
Class I	(23,112,959)	(19,424,563)
Total tax return of capital to shareholders	$(26,447,624)	$(22,669,968)
Transactions in shares of beneficial interest:
Class A	$1,454,505	$7,000,865
Class C	(1,685,214)	860,554
Class I	61,804,369	114,542,250
Net increase in net assets from Fund share transactions	$61,573,660	$122,403,669
Net increase in net assets	$57,665,219	$122,470,663
Net Assets
At beginning of year	$952,261,859	$829,791,196
At end of year	$1,009,927,078	$952,261,859
3
See Notes to Financial Statements.

Eaton Vance
Emerging Markets Local Income Fund
October 31, 2024
Financial Highlights

	Class A
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$3.28	$3.22	$4.59	$5.03	$5.76
Income (Loss) From Operations
Net investment income(1)	$0.28	$0.21	$0.24	$0.23	$0.28
Net realized and unrealized gain (loss)	0.07	0.26	(1.13)	(0.17)	(0.29)
Total income (loss) from operations	$0.35	$0.47	$(0.89)	$0.06	$(0.01)
Less Distributions
From net investment income	$(0.27)	$(0.33)	$—	$(0.12)	$(0.20)
Tax return of capital	(0.08)	(0.08)	(0.48)	(0.38)	(0.52)
Total distributions	$(0.35)	$(0.41)	$(0.48)	$(0.50)	$(0.72)
Net asset value — End of year	$3.28	$3.28	$3.22	$4.59	$5.03
Total Return(2)	10.86%	14.53%	(20.47)%	1.06%	(0.31)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$96,548	$95,333	$87,883	$145,043	$129,954
Ratios (as a percentage of average daily net assets):(3)(4)
Total expenses	1.26%(5)	1.14%	1.19%	1.16%	1.22%
Net expenses	1.26%(6)	1.13%(6)	1.19%(6)	1.16%	1.20%
Net investment income	8.22%	6.00%	5.99%	4.53%	5.40%
Portfolio Turnover of the Portfolio	85%	67%	33%	56%	56%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Includes interest expense, including on securities sold short and reverse repurchase agreements, of 0.12% of average daily net assets for the year ended October 31, 2024.
(6)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.01%, 0.01% and less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022, respectively).
4
See Notes to Financial Statements.

Eaton Vance
Emerging Markets Local Income Fund
October 31, 2024
Financial Highlights — continued

	Class C
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$3.31	$3.26	$4.65	$5.08	$5.82
Income (Loss) From Operations
Net investment income(1)	$0.26	$0.19	$0.21	$0.19	$0.25
Net realized and unrealized gain (loss)	0.08	0.25	(1.14)	(0.15)	(0.30)
Total income (loss) from operations	$0.34	$0.44	$(0.93)	$0.04	$(0.05)
Less Distributions
From net investment income	$(0.25)	$(0.31)	$—	$(0.12)	$(0.19)
Tax return of capital	(0.08)	(0.08)	(0.46)	(0.35)	(0.50)
Total distributions	$(0.33)	$(0.39)	$(0.46)	$(0.47)	$(0.69)
Net asset value — End of year	$3.32	$3.31	$3.26	$4.65	$5.08
Total Return(2)	10.36%	13.69%	(21.31)%	0.46%	(0.90)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$33,679	$35,271	$33,976	$58,639	$59,169
Ratios (as a percentage of average daily net assets):(3)(4)
Total expenses	2.01%(5)	1.86%	1.89%	1.86%	1.92%
Net expenses	2.01%(6)	1.85%(6)	1.89%(6)	1.86%	1.90%
Net investment income	7.44%	5.29%	5.28%	3.82%	4.68%
Portfolio Turnover of the Portfolio	85%	67%	33%	56%	56%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Includes interest expense, including on securities sold short and reverse repurchase agreements, of 0.12% of average daily net assets for the year ended October 31, 2024.
(6)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.01%, 0.01% and less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022, respectively).
5
See Notes to Financial Statements.

Eaton Vance
Emerging Markets Local Income Fund
October 31, 2024
Financial Highlights — continued

	Class I
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$3.28	$3.22	$4.59	$5.02	$5.76
Income (Loss) From Operations
Net investment income(1)	$0.29	$0.22	$0.25	$0.25	$0.30
Net realized and unrealized gain (loss)	0.07	0.26	(1.13)	(0.16)	(0.30)
Total income (loss) from operations	$0.36	$0.48	$(0.88)	$0.09	$0.00(2)
Less Distributions
From net investment income	$(0.27)	$(0.34)	$—	$(0.13)	$(0.20)
Tax return of capital	(0.09)	(0.08)	(0.49)	(0.39)	(0.54)
Total distributions	$(0.36)	$(0.42)	$(0.49)	$(0.52)	$(0.74)
Net asset value — End of year	$3.28	$3.28	$3.22	$4.59	$5.02
Total Return(3)	11.14%	15.22%	(20.48)%	1.36%	(0.01)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$879,701	$821,658	$707,932	$1,217,836	$983,273
Ratios (as a percentage of average daily net assets):(4)(5)
Total expenses	1.01%(6)	0.86%	0.89%	0.86%	0.92%
Net expenses	1.01%(7)	0.85%(7)	0.89%(7)	0.86%	0.90%
Net investment income	8.48%	6.28%	6.28%	4.86%	5.68%
Portfolio Turnover of the Portfolio	85%	67%	33%	56%	56%
(1)	Computed using average shares outstanding.
(2)	Amount is less than $0.005.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(6)	Includes interest expense, including on securities sold short and reverse repurchase agreements, of 0.12% of average daily net assets for the year ended October 31, 2024.
(7)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.01%, 0.01% and less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022, respectively).
6
See Notes to Financial Statements.

Eaton Vance
Emerging Markets Local Income Fund
October 31, 2024
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Emerging Markets Local Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests its assets in interests in Emerging Markets Local Income Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (88.3% at October 31, 2024). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.
B  Income—The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.
C  Federal and Other Taxes—The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro rata share of the estimated reserve for such taxes incurred by the Portfolio.
As of October 31, 2024, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
D  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
E  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
F  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Other—Investment transactions are accounted for on a trade date basis.
7

Eaton Vance
Emerging Markets Local Income Fund
October 31, 2024
Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information
The Fund expects to pay any required income distributions monthly and intends to distribute annually all or substantially all of its net realized capital gains. The Fund may include in its distributions amounts attributable to the imputed interest on foreign currency exposures and certain other derivative positions which, in certain circumstances, may result in a return of capital for federal income tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended October 31, 2024 and October 31, 2023 was as follows:
	Year Ended October 31,
	2024	2023
Ordinary income	$83,267,788	$92,244,147
Tax return of capital	$26,447,624	$22,669,968
During the year ended October 31, 2024, accumulated loss was decreased by $1,233,287 and paid-in capital was decreased by $1,233,287 due to differences between book and tax accounting. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of October 31, 2024, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Deferred capital losses	$(100,040,267)
Net unrealized depreciation	(9,609,307)
Accumulated loss	$(109,649,574)
At October 31, 2024, the Fund, for federal income tax purposes, had deferred capital losses of $100,040,267 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2024, $50,620,671 are short-term and $49,419,596 are long-term.
3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment adviser fee is computed at an annual rate as a percentage of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $1 billion	0.650%
$1 billion but less than $2 billion	0.625%
$2 billion but less than $5 billion	0.600%
$5 billion and over	0.575%
For the year ended October 31, 2024, the Fund incurred no investment adviser fee on such assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR) to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation. Prior to March 1, 2024, EVM had agreed to reimburse the Fund’s expenses to the
8

Eaton Vance
Emerging Markets Local Income Fund
October 31, 2024
Notes to Financial Statements — continued

extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as brokerage commissions, acquired fund fees of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceeded 1.15%, 1.90% and 0.90% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement expired on March 1, 2024. Pursuant to this agreement, no operating expenses were waived and/or reimbursed by EVM for the year ended October 31, 2024.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2024, EVM earned $62,062 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund's principal underwriter, received $20,113 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2024. The Fund was informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of EVM, BMR and EVD, also received a portion of the sales charge on sales of Class A shares for the year ended October 31, 2024 in the amount of $9,360. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).
Trustees and officers of the Fund who are members of EVM’s or BMR's organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.
4  Distribution Plans
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2024 amounted to $255,556 for Class A shares.
The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2024, the Fund paid or accrued to EVD $268,470 for Class C shares.
Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2024 amounted to $89,490 for Class C shares.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 0.75% CDSC if redeemed within 12 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2024, the Fund was informed that EVD received $231 and $2,914 of CDSCs paid by Class A and Class C shareholders, respectively.
6  Investment Transactions
For the year ended October 31, 2024, increases and decreases in the Fund's investment in the Portfolio aggregated $136,579,772 and $185,834,812, respectively.
9

Eaton Vance
Emerging Markets Local Income Fund
October 31, 2024
Notes to Financial Statements — continued

7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions, were as follows:
	Year Ended October 31, 2024		Year Ended October 31, 2023
	Shares	Amount	Shares	Amount
Class A
Sales	8,960,967	$ 30,827,879	12,408,000	$ 44,242,529
Issued to shareholders electing to receive payments of distributions in Fund shares	2,639,487	8,967,417	3,193,417	11,204,993
Redemptions	(11,257,015)	(38,340,791)	(13,805,396)	(48,446,657)
Net increase	343,439	$ 1,454,505	1,796,021	$ 7,000,865
Class C
Sales	1,324,948	$ 4,586,650	1,902,700	$ 6,835,469
Issued to shareholders electing to receive payments of distributions in Fund shares	958,596	3,290,558	1,121,803	3,976,048
Redemptions	(2,771,312)	(9,562,422)	(2,818,064)	(9,950,963)
Net increase (decrease)	(487,768)	$ (1,685,214)	206,439	$ 860,554
Class I
Sales	104,792,044	$358,715,766	152,980,912	$543,646,223
Issued to shareholders electing to receive payments of distributions in Fund shares	24,908,998	84,512,963	25,700,360	90,021,581
Redemptions	(112,156,871)	(381,424,360)	(147,868,299)	(519,125,554)
Net increase	17,544,171	$ 61,804,369	30,812,973	$114,542,250
10

Eaton Vance
Emerging Markets Local Income Fund
October 31, 2024
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Emerging Markets Local Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Emerging Markets Local Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 18, 2024
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
11

Eaton Vance
Emerging Markets Local Income Fund
October 31, 2024
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2025 will show the tax status of all distributions paid to your account in calendar year 2024. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the foreign tax credit.
Foreign Tax Credit. For the fiscal year ended October 31, 2024, the Fund paid foreign taxes of $1,233,287 and recognized foreign source income of $100,615,023.
12

Emerging Markets Local Income Portfolio
October 31, 2024
Portfolio of Investments

Foreign Corporate Bonds — 7.3%
Security	Principal Amount (000's omitted)		Value
Brazil — 0.7%
Simpar Finance SARL, 10.75%, 2/12/28(1)	BRL	53,195	$ 7,661,691
			$ 7,661,691
Colombia — 0.3%
Patrimonio Autonomo Union Del Sur, 6.66%, 2/28/41(2)	COP	18,064,979	$ 3,653,614
			$ 3,653,614
Kazakhstan — 0.9%
Development Bank of Kazakhstan JSC, 13.00%, 4/15/27(2)	KZT	4,727,000	$ 9,615,887
			$ 9,615,887
Paraguay — 0.5%
Itau BBA International PLC, 9.03%, 2/19/30	PYG	41,850,780	$ 5,756,993
			$ 5,756,993
Peru — 1.0%
Alicorp SAA, 6.875%, 4/17/27(1)	PEN	25,530	$ 6,799,430
Telefonica del Peru SAA, 7.375%, 4/10/27(2)	PEN	24,500	4,872,261
			$ 11,671,691
Supranational — 1.7%
European Bank for Reconstruction & Development:
17.20%, 4/9/26(1)	USD	4,100	$ 4,092,854
17.35%, 3/1/27(1)	USD	1,500	1,470,588
Inter-American Development Bank, 7.35%, 10/6/30	INR	1,000,000	12,066,776
International Finance Corp., 16.00%, 2/21/25	UZS	27,000,000	2,115,896
			$ 19,746,114
Uzbekistan — 1.9%
Ipoteka-Bank ATIB, 20.50%, 4/25/27(1)	UZS	48,010,000	$ 3,755,516
Uzbek Industrial & Construction Bank ATB, 21.00%, 7/24/27(1)	UZS	230,550,000	18,417,057
			$ 22,172,573
Venezuela — 0.3%
Petroleos de Venezuela SA:
5.375%, 4/12/27(1)(3)	USD	5,138	$ 510,645
5.50%, 4/12/37(1)(3)	USD	1,922	190,298
6.00%, 5/16/24(1)(3)	USD	6,423	619,780
Security	Principal Amount (000's omitted)		Value
Venezuela (continued)
Petroleos de Venezuela SA: (continued)
6.00%, 11/15/26(1)(3)	USD	17,118	$ 1,668,984
9.00%, 11/17/21(1)(3)	USD	1,563	160,565
9.75%, 5/17/35(1)(3)	USD	2,179	247,339
12.75%, 2/17/22(1)(3)	USD	875	98,308
			$ 3,495,919
Total Foreign Corporate Bonds (identified cost $86,560,860)			$ 83,774,482

Loan Participation Notes — 1.7%
Security	Principal Amount (000's omitted)		Value
Uzbekistan — 1.7%
Daryo Finance BV (borrower - Uzbek Industrial and Construction Bank ATB), 18.75%, 6/15/25(1)(4)(5)	UZS	79,702,295	$ 6,268,429
Europe Asia Investment Finance BV (borrower - Joint Stock Commercial Bank “Asaka”), 18.70%, 7/21/26(1)(4)(5)	UZS	168,226,770	13,156,689
Total Loan Participation Notes (identified cost $20,857,195)			$ 19,425,118

Sovereign Government Bonds — 71.2%
Security	Principal Amount (000's omitted)		Value
Albania — 1.5%
Albanian Government Bonds:
4.30%, 7/10/27	ALL	330,800	$ 3,713,695
4.70%, 2/23/27	ALL	91,000	1,031,801
4.95%, 7/22/29	ALL	458,400	5,185,295
5.25%, 1/26/29	ALL	567,800	6,499,177
6.13%, 7/25/34	ALL	38,700	437,836
			$ 16,867,804
Armenia — 2.3%
Republic of Armenia Treasury Bonds:
9.00%, 4/29/26	AMD	212,760	$ 547,249
9.25%, 4/29/28	AMD	2,055,410	5,236,021
9.60%, 10/29/33	AMD	6,409,324	16,271,301
9.75%, 10/29/50	AMD	792,413	2,007,846

13
See Notes to Financial Statements.

Emerging Markets Local Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)		Value
Armenia (continued)
Republic of Armenia Treasury Bonds: (continued)
9.75%, 10/29/52	AMD	862,400	$ 2,180,576
			$ 26,242,993
Bahrain — 0.2%
CBB International Sukuk Programme Co. WLL, 6.25%, 11/14/24(1)	USD	2,624	$ 2,624,378
			$ 2,624,378
Benin — 1.1%
Benin Government International Bonds:
4.875%, 1/19/32(1)	EUR	4,158	$ 4,046,900
6.875%, 1/19/52(1)	EUR	3,656	3,322,131
7.96%, 2/13/38(1)	USD	5,665	5,586,752
			$ 12,955,783
Bosnia and Herzegovina — 0.1%
Republic of Srpska Treasury Bonds:
1.50%, 5/31/25	BAM	1,112	$ 613,550
1.50%, 6/9/25	BAM	53	29,473
1.50%, 12/24/25	BAM	116	64,122
1.50%, 9/25/26	BAM	72	39,271
1.50%, 9/26/27	BAM	33	17,652
			$ 764,068
Brazil — 0.3%
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/27	BRL	22,375	$ 3,677,375
			$ 3,677,375
Chile — 0.5%
Bonos de la Tesoreria de la Republica en pesos, 5.30%, 11/1/37(1)(2)	CLP	5,355,000	$ 5,562,141
			$ 5,562,141
Colombia — 0.9%
Titulos De Tesoreria B:
2.25%, 4/18/29	COP	35,616,221	$ 7,076,142
6.25%, 7/9/36	COP	11,202,200	1,740,432
9.25%, 5/28/42	COP	7,244,400	1,364,472
			$ 10,181,046
Czech Republic — 0.6%
Czech Republic Government Bonds:
2.00%, 10/13/33	CZK	30,000	$ 1,092,805
Security	Principal Amount (000's omitted)		Value
Czech Republic (continued)
Czech Republic Government Bonds: (continued)
4.50%, 11/11/32	CZK	56,140	$ 2,490,110
4.90%, 4/14/34	CZK	65,260	2,976,713
			$ 6,559,628
Dominican Republic — 4.4%
Dominican Republic Bonds:
8.00%, 1/15/27(1)	DOP	111,360	$ 1,761,659
8.00%, 2/12/27(1)	DOP	568,540	8,976,322
11.25%, 9/15/35(2)	DOP	140,600	2,553,987
12.00%, 8/8/25(2)	DOP	410,810	6,910,658
12.75%, 9/23/29(2)	DOP	377,800	6,997,541
13.00%, 6/10/34(1)	DOP	35,400	701,221
13.625%, 2/3/33(2)	DOP	467,800	9,376,122
Dominican Republic Central Bank Notes:
8.00%, 3/12/27(1)	DOP	36,140	576,666
12.00%, 10/3/25(2)	DOP	221,270	3,733,571
13.00%, 12/5/25(2)	DOP	383,340	6,494,345
13.00%, 1/30/26(2)	DOP	105,090	1,789,766
			$ 49,871,858
Ecuador — 0.5%
Ecuador Government International Bonds, 6.90%, 7/31/30(1)	USD	8,447	$ 5,830,758
			$ 5,830,758
Egypt — 7.9%
Egypt Government Bonds, 24.458%, 10/1/27	EGP	4,515,852	$ 90,576,134
			$ 90,576,134
El Salvador — 0.4%
El Salvador Government International Bonds:
7.65%, 6/15/35(1)	USD	588	$ 513,760
8.25%, 4/10/32(1)	USD	1,085	1,017,768
9.25%, 4/17/30(1)	USD	3,444	3,422,475
			$ 4,954,003
Georgia — 0.6%
Georgia Treasury Bonds:
8.00%, 7/13/34	GEL	3,088	$ 1,090,985
8.25%, 8/28/29	GEL	13,118	4,816,474
8.375%, 7/25/31	GEL	2,894	1,060,630
			$ 6,968,089

14
See Notes to Financial Statements.

Emerging Markets Local Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)		Value
Ghana — 0.1%
Ghana Cocoa Bonds:
13.00%, 8/30/27	GHS	5,899	$ 253,858
13.00%, 8/28/28	GHS	5,899	228,428
Republic of Ghana Government Bonds:
8.95%, (5.00% cash and 3.95% PIK), 2/11/31	GHS	236	7,394
9.25%, (5.00% cash and 4.25% PIK), 2/8/33	GHS	5,899	164,887
9.70%, (5.00% cash and 4.70% PIK), 2/5/36	GHS	5,899	154,359
			$ 808,926
Hungary — 0.3%
Hungary Government Bonds:
3.00%, 4/25/41	HUF	1,227,010	$ 2,013,558
4.00%, 4/28/51	HUF	524,540	895,714
			$ 2,909,272
India — 0.7%
India Government Bonds, 7.30%, 6/19/53	INR	631,070	$ 7,847,869
			$ 7,847,869
Indonesia — 6.6%
Indonesia Treasury Bonds:
6.50%, 2/15/31	IDR	126,336,000	$ 7,946,410
6.625%, 2/15/34	IDR	63,945,000	4,021,874
7.00%, 2/15/33	IDR	174,110,000	11,213,039
7.125%, 6/15/42	IDR	78,761,000	5,078,692
7.125%, 6/15/43	IDR	130,845,000	8,413,304
7.375%, 5/15/48	IDR	16,622,000	1,107,410
7.50%, 5/15/38	IDR	257,323,000	17,058,736
7.50%, 4/15/40	IDR	39,256,000	2,617,108
8.25%, 6/15/32	IDR	11,609,000	809,915
8.25%, 5/15/36	IDR	242,576,000	16,996,239
9.50%, 5/15/41	IDR	5,702,000	451,451
			$ 75,714,178
Jordan — 0.4%
Jordan Government International Bonds, 4.95%, 7/7/25(1)	USD	4,503	$ 4,466,481
			$ 4,466,481
Kazakhstan — 0.4%
Kazakhstan Government Bonds:
5.00%, 4/18/28	KZT	652,905	$ 1,061,878
5.50%, 9/20/28	KZT	34,685	57,292
10.55%, 7/28/29	KZT	1,782,069	3,364,579
Security	Principal Amount (000's omitted)		Value
Kazakhstan (continued)
Kazakhstan Government Bonds: (continued)
14.00%, 5/12/31	KZT	76,306	$ 170,118
14.00%, 5/19/32	KZT	52,027	116,686
			$ 4,770,553
Malaysia — 0.3%
Malaysia Government Bonds, 3.757%, 5/22/40	MYR	17,415	$ 3,842,560
			$ 3,842,560
Mexico — 5.6%
Mexican Bonos:
7.50%, 5/26/33	MXN	632,720	$ 27,022,657
7.75%, 11/23/34	MXN	83,741	3,585,650
7.75%, 11/13/42	MXN	284,000	11,241,705
8.00%, 7/31/53	MXN	71,353	2,817,251
8.50%, 11/18/38	MXN	410,469	17,972,486
10.00%, 11/20/36	MXN	22,074	1,099,832
			$ 63,739,581
North Macedonia — 0.1%
North Macedonia Government International Bonds:
2.75%, 1/18/25(1)	EUR	913	$ 990,149
3.675%, 6/3/26(1)	EUR	600	643,697
			$ 1,633,846
Oman — 0.3%
Oman Government International Bonds, 4.875%, 2/1/25(1)	USD	3,173	$ 3,167,929
			$ 3,167,929
Paraguay — 1.2%
Paraguay Government Bonds:
7.90%, 2/9/31(2)	PYG	89,933,000	$ 11,595,735
7.90%, 2/9/31(1)	PYG	7,651,000	986,501
Paraguay Government International Bonds, 5.00%, 4/15/26(1)	USD	1,135	1,133,297
			$ 13,715,533
Peru — 2.7%
Peru Government Bonds:
5.40%, 8/12/34	PEN	53,587	$ 12,759,378
6.85%, 2/12/42	PEN	14,084	3,637,952
6.90%, 8/12/37	PEN	31,219	8,063,588
6.95%, 8/12/31	PEN	3,863	1,062,648

15
See Notes to Financial Statements.

Emerging Markets Local Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)		Value
Peru (continued)
Peru Government Bonds: (continued)
7.60%, 8/12/39(1)(2)	PEN	19,620	$ 5,337,245
			$ 30,860,811
Poland — 1.5%
Republic of Poland Government Bonds, 2.00%, 8/25/36(6)	PLN	80,436	$ 17,465,986
			$ 17,465,986
Romania — 5.1%
Romania Government Bonds:
2.50%, 10/25/27	RON	70,650	$ 13,886,879
3.25%, 6/24/26	RON	57,650	12,054,691
4.15%, 1/26/28	RON	35,645	7,351,540
4.25%, 4/28/36	RON	56,270	9,863,780
4.85%, 4/22/26	RON	32,030	6,879,312
5.80%, 7/26/27	RON	16,020	3,480,085
8.75%, 10/30/28	RON	6,025	1,416,162
Romania Government International Bonds, 2.75%, 2/26/26(1)	EUR	2,755	2,975,408
			$ 57,907,857
Serbia — 3.6%
Serbia Treasury Bonds:
4.50%, 8/20/32	RSD	1,882,430	$ 17,077,616
7.00%, 10/26/31	RSD	2,358,780	24,769,273
			$ 41,846,889
Seychelles — 0.0%(7)
Seychelles International Bonds, 8.00%, 1/1/26(1)	USD	295	$ 297,357
			$ 297,357
South Africa — 13.4%
Republic of South Africa Government Bonds:
8.00%, 1/31/30	ZAR	851,900	$ 45,777,424
8.25%, 3/31/32	ZAR	181,004	9,384,380
8.50%, 1/31/37	ZAR	509,088	24,233,315
8.75%, 1/31/44	ZAR	334,087	15,162,705
8.75%, 2/28/48	ZAR	69,430	3,157,906
8.875%, 2/28/35	ZAR	791,032	40,206,154
9.00%, 1/31/40	ZAR	334,480	15,934,055
			$153,855,939
Security	Principal Amount (000's omitted)		Value
Suriname — 0.2%
Suriname Government International Bonds:
0.00%, Oil-Linked, 12/31/50(2)	USD	1,915	$ 1,953,300
7.95%, (4.95% cash and 3.00% PIK), 7/15/33(2)	USD	59	55,856
			$ 2,009,156
Thailand — 1.8%
Thailand Government Bonds, 3.30%, 6/17/38	THB	642,318	$ 20,462,426
			$ 20,462,426
Turkey — 3.0%
Turkiye Government Bonds:
17.30%, 7/19/28	TRY	490,352	$ 9,891,021
26.20%, 10/5/33	TRY	335,077	9,108,927
27.70%, 9/27/34	TRY	109,313	3,113,649
30.00%, 9/12/29	TRY	33,480	920,530
50.00% (TLREF), 9/6/28(8)	TRY	103,416	2,947,198
50.223% (TLREF), 6/16/27(8)	TRY	109,365	3,189,347
52.191% (TLREF), 5/17/28(8)	TRY	174,408	5,026,355
			$ 34,197,027
Ukraine — 0.5%
Ukraine Government International Bonds, 0.00%, GDP-Linked, 8/1/41(1)(9)	USD	7,487	$ 5,430,370
			$ 5,430,370
Uruguay — 0.1%
Uruguay Government Bonds:
3.40%, 5/16/45	UYU	59,738	$ 1,449,646
3.875%, 7/2/40(6)	UYU	8,613	221,278
			$ 1,670,924
Uzbekistan — 1.4%
National Bank of Uzbekistan, 19.875%, 7/5/27(1)	UZS	97,750,000	$ 7,746,993
Republic of Uzbekistan Bonds:
16.25%, 10/12/26(1)	UZS	83,030,000	6,537,624
16.625%, 5/29/27(1)	UZS	30,000,000	2,327,365
			$ 16,611,982
Venezuela — 0.3%
Venezuela Government International Bonds:
6.00%, 12/9/20(1)(3)	USD	638	$ 78,720
7.00%, 3/31/38(1)(3)	USD	1,314	182,521
7.65%, 4/21/25(1)(3)	USD	1,959	273,815
7.75%, 10/13/19(1)(3)	USD	1,419	184,026

16
See Notes to Financial Statements.

Emerging Markets Local Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)		Value
Venezuela (continued)
Venezuela Government International Bonds: (continued)
8.25%, 10/13/24(1)(3)	USD	3,808	$ 530,060
9.00%, 5/7/23(1)(3)	USD	1,000	142,039
9.25%, 9/15/27(3)	USD	5,238	808,616
9.25%, 5/7/28(1)(3)	USD	4,306	643,154
9.375%, 1/13/34(3)	USD	349	59,586
11.75%, 10/21/26(1)(3)	USD	904	145,944
11.95%, 8/5/31(1)(3)	USD	669	105,051
12.75%, 8/23/22(1)(3)	USD	475	75,557
			$ 3,229,089
Vietnam — 0.3%
Vietnam Government International Bonds, 4.80%, 11/19/24(1)	USD	3,124	$ 3,121,203
			$ 3,121,203
Total Sovereign Government Bonds (identified cost $866,038,522)			$815,219,802

Short-Term Investments — 12.0%
Affiliated Fund — 0.5%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.78%(10)	5,727,085	$ 5,727,085
Total Affiliated Fund (identified cost $5,727,085)		$ 5,727,085

Sovereign Government Securities — 10.8%
Security	Principal Amount (000's omitted)		Value
Egypt — 5.4%
Egypt Treasury Bills:
0.00%, 12/3/24	EGP	229,425	$ 4,588,984
0.00%, 12/10/24	EGP	944,275	18,781,166
0.00%, 4/1/25	EGP	2,114,350	38,680,493
			$ 62,050,643
Kazakhstan — 0.8%
National Bank of Kazakhstan Notes, 0.00%, 11/13/24	KZT	4,657,807	$ 9,557,760
			$ 9,557,760
Security	Principal Amount (000's omitted)		Value
Nigeria — 4.4%
Nigeria OMO Bills:
0.00%, 1/28/25	NGN	1,159,983	$ 646,877
0.00%, 2/25/25	NGN	1,936,064	1,057,145
0.00%, 4/1/25	NGN	4,725,111	2,559,429
0.00%, 5/20/25	NGN	9,901,467	5,079,314
0.00%, 5/27/25	NGN	11,146,558	5,688,597
0.00%, 6/10/25	NGN	673,840	340,104
0.00%, 6/17/25	NGN	2,892,504	1,453,581
0.00%, 8/19/25	NGN	2,341,994	1,124,265
0.00%, 9/30/25	NGN	16,989,849	7,914,017
0.00%, 10/7/25	NGN	15,699,094	7,661,339
Nigeria Treasury Bills:
0.00%, 2/6/25	NGN	2,368,683	1,312,037
0.00%, 2/20/25	NGN	9,421,094	5,163,573
0.00%, 3/6/25	NGN	3,270,700	1,773,865
0.00%, 3/27/25	NGN	9,117,647	4,867,974
0.00%, 4/10/25	NGN	6,699,483	3,539,889
			$ 50,182,006
Pakistan — 0.2%
Pakistan Treasury Bills:
0.00%, 11/14/24	PKR	355,400	$ 1,270,643
0.00%, 11/14/24	PKR	124,000	443,331
			$ 1,713,974
Total Sovereign Government Securities (identified cost $131,012,150)			$123,504,383

U.S. Treasury Obligations — 0.7%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bills:
0.00%, 11/14/24(11)	$2,000	$ 1,996,655
0.00%, 11/21/24(11)	6,500	6,483,363
Total U.S. Treasury Obligations (identified cost $8,478,645)		$ 8,480,018
Total Short-Term Investments (identified cost $145,217,880)		$137,711,486

17
See Notes to Financial Statements.

Emerging Markets Local Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Value
Total Purchased Options and Swaptions — 0.0%(7) (identified cost $905,248)	$ 466,797
Total Investments — 92.2% (identified cost $1,119,579,705)	$1,056,597,685
Total Written Options — (0.0)%(7) (premiums received $104,747)	$ (110,271)
Other Assets, Less Liabilities — 7.8%	$ 88,991,599
Net Assets — 100.0%	$1,145,479,013
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2024, the aggregate value of these securities is $156,583,610 or 13.7% of the Portfolio's net assets.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2024, the aggregate value of these securities is $80,502,029 or 7.0% of the Portfolio's net assets.
(3)	Issuer is in default with respect to interest and/or principal payments and is non-income producing.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).
(5)	Limited recourse note whose payments by the issuer are limited to amounts received by the issuer from the borrower pursuant to a loan agreement with the borrower.
(6)	Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.
(7)	Amount is less than 0.05% or (0.05)%, as applicable.
(8)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2024.
(9)	Amounts payable in respect of the security are contingent upon and determined by reference to Ukraine’s GDP and Real GDP Growth Rate. Principal amount represents the notional amount used to calculate payments due to the security holder and does not represent an entitlement for payment.
(10)	May be deemed to be an affiliated investment company (see Note 8). The rate shown is the annualized seven-day yield as of October 31, 2024.
(11)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

Purchased Currency Options (OTC) — 0.0%(1)
Description	Counterparty	Notional Amount		Exercise Price		Expiration Date	Value
Put USD vs. Call INR	Citibank, N.A.	USD	26,870,000	INR	84.75	4/2/25	$193,088
Put USD vs. Call INR	JPMorgan Chase Bank, N.A.	USD	24,100,000	INR	85.50	1/25/29	133,152
Put USD vs. Call INR	JPMorgan Chase Bank, N.A.	USD	12,900,000	INR	85.50	1/25/29	71,272
Put USD vs. Call INR	JPMorgan Chase Bank, N.A.	USD	12,500,000	INR	85.50	1/30/29	69,263
Total							$466,775
(1)	Amount is less than 0.05%.
18
See Notes to Financial Statements.

Emerging Markets Local Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Purchased Interest Rate Swaptions (OTC) — 0.0%(1)
Description	Counterparty	Notional Amount		Expiration Date	Value
Option to enter into interest rate swap expiring 11/21/26 to pay SAIBOR and receive 4.41%	JPMorgan Chase Bank, N.A.	SAR	127,076,000	11/19/24	$20
Option to enter into interest rate swap expiring 11/25/26 to pay SAIBOR and receive 4.30%	JPMorgan Chase Bank, N.A.	SAR	84,717,000	11/21/24	2
Total					$22
(1)	Amount is less than 0.05%.
Written Currency Options (OTC) — (0.0)%(1)
Description	Counterparty	Notional Amount		Exercise Price		Expiration Date	Value
Call USD vs. Put CNH	Citibank, N.A.	USD	1,000,000	CNH	7.30	11/21/24	$ (1,608)
Call USD vs. Put CNH	Deutsche Bank AG	USD	23,040,000	CNH	7.30	11/21/24	(37,048)
Put USD vs. Call CNH	Citibank, N.A.	USD	1,000,000	CNH	6.98	11/21/24	(2,979)
Put USD vs. Call CNH	Deutsche Bank AG	USD	23,040,000	CNH	6.98	11/21/24	(68,636)
Total							$(110,271)
(1)	Amount is less than (0.05)%.
Forward Foreign Currency Exchange Contracts (Centrally Cleared)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
BRL	27,820,000	USD	4,821,490	11/4/24	$ (9,091)
BRL	1,398,000	USD	256,031	11/4/24	(14,200)
BRL	347,408,018	USD	63,526,618	11/4/24	(3,430,782)
USD	5,084,250	BRL	27,820,000	11/4/24	271,851
USD	54,732,412	BRL	315,806,018	11/4/24	103,199
USD	5,807,477	BRL	33,000,000	11/4/24	99,023
BRL	224,098,475	USD	40,051,199	12/3/24	(1,422,356)
USD	9,507,087	BRL	53,195,006	12/3/24	337,629
USD	1,130,092	BRL	6,229,000	12/3/24	56,372
CLP	103,000,000	USD	109,539	12/18/24	(2,439)
CLP	207,000,000	USD	219,608	12/18/24	(4,368)
CLP	516,000,000	USD	546,454	12/18/24	(9,915)
CLP	1,700,000,000	USD	1,808,511	12/18/24	(40,844)
CLP	2,117,000,000	USD	2,244,368	12/18/24	(43,103)
CLP	4,744,000,000	USD	5,037,002	12/18/24	(104,174)
CLP	7,248,676,480	USD	7,745,968	12/18/24	(208,767)
CLP	15,485,000,000	USD	16,355,264	12/18/24	(253,904)
CLP	13,941,000,000	USD	14,794,808	12/18/24	(298,905)
COP	13,579,830,000	USD	3,155,055	12/18/24	(104,239)
19
See Notes to Financial Statements.

Emerging Markets Local Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (Centrally Cleared) (continued)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
COP	251,785,312,187	USD	59,642,859	12/18/24	$(3,077,304)
EUR	236,409	USD	262,072	12/18/24	(4,438)
EUR	1,326,966	USD	1,470,685	12/18/24	(24,580)
EUR	1,803,082	USD	1,998,816	12/18/24	(33,847)
EUR	5,046,701	USD	5,594,546	12/18/24	(94,736)
EUR	10,518,605	USD	11,657,838	12/18/24	(194,839)
EUR	23,960,071	USD	26,555,103	12/18/24	(443,820)
EUR	255,106,386	USD	282,736,068	12/18/24	(4,725,417)
IDR	66,643,412,843	USD	4,256,319	12/18/24	(20,240)
IDR	131,164,957,893	USD	8,440,473	12/18/24	(103,188)
IDR	109,934,730,755	USD	7,094,257	12/18/24	(106,436)
IDR	59,000,000,000	USD	3,889,255	12/18/24	(139,017)
IDR	250,000,000,000	USD	16,434,394	12/18/24	(543,553)
IDR	331,000,000,000	USD	21,842,418	12/18/24	(802,945)
IDR	1,204,361,221,159	USD	77,907,808	12/18/24	(1,354,560)
INR	1,065,000,000	USD	12,633,452	12/18/24	11,132
INR	1,065,000,000	USD	12,634,051	12/18/24	10,533
INR	1,275,800,000	USD	15,138,535	12/18/24	8,846
INR	771,000,000	USD	9,146,450	12/18/24	7,517
INR	1,370,000,000	USD	16,266,476	12/18/24	(672)
INR	136,300,000	USD	1,623,779	12/18/24	(5,510)
INR	147,000,000	USD	1,751,564	12/18/24	(6,255)
KRW	310,000,000	USD	231,791	12/18/24	(5,934)
KRW	552,000,000	USD	414,082	12/18/24	(11,909)
KRW	552,000,000	USD	414,279	12/18/24	(12,107)
KRW	751,000,000	USD	562,800	12/18/24	(15,641)
KRW	816,000,000	USD	610,459	12/18/24	(15,943)
KRW	1,620,400,000	USD	1,216,321	12/18/24	(35,741)
KRW	3,051,000,000	USD	2,281,275	12/18/24	(58,399)
KRW	5,438,000,000	USD	4,079,306	12/18/24	(117,326)
KRW	5,439,000,000	USD	4,082,002	12/18/24	(119,294)
KRW	7,396,000,000	USD	5,542,566	12/18/24	(154,040)
KRW	8,043,000,000	USD	6,017,057	12/18/24	(157,144)
KRW	15,963,223,046	USD	11,982,477	12/18/24	(352,103)
PEN	48,968,218	USD	12,833,688	12/18/24	137,049
PEN	38,132,900	USD	10,063,575	12/18/24	37,094
PEN	522,183	USD	137,859	12/18/24	457
PEN	6,064,607	USD	1,610,611	12/18/24	(4,213)
PEN	18,077,000	USD	4,806,307	12/18/24	(18,058)
TWD	316,000,000	USD	9,932,422	12/18/24	6,622
TWD	148,000,000	USD	4,652,511	12/18/24	2,484
TWD	49,000,000	USD	1,542,175	12/18/24	(995)
TWD	171,000,000	USD	5,383,114	12/18/24	(4,707)
TWD	333,340,000	USD	10,493,444	12/18/24	(9,011)
20
See Notes to Financial Statements.

Emerging Markets Local Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (Centrally Cleared) (continued)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
TWD	81,000,000	USD	2,558,433	12/18/24	$ (10,767)
TWD	114,000,000	USD	3,598,485	12/18/24	(12,880)
TWD	114,000,000	USD	3,604,515	12/18/24	(18,911)
TWD	314,000,000	USD	9,898,805	12/18/24	(22,667)
USD	5,784,871	CLP	5,477,057,685	12/18/24	89,806
USD	3,057,989	CLP	2,895,304,233	12/18/24	47,441
USD	11,787,355	COP	49,760,910,401	12/18/24	608,175
USD	6,440,026	COP	27,288,000,000	12/18/24	309,562
USD	2,565,815	COP	10,448,000,000	12/18/24	218,590
USD	3,326,771	COP	14,044,130,000	12/18/24	171,646
USD	2,797,077	COP	11,808,000,000	12/18/24	144,317
USD	2,477,618	COP	10,491,330,000	12/18/24	120,658
USD	1,712,911	COP	7,231,140,625	12/18/24	88,379
USD	1,817,452	COP	7,701,000,000	12/18/24	87,362
USD	1,528,114	COP	6,475,000,000	12/18/24	73,454
USD	1,806,251	COP	7,718,000,000	12/18/24	72,341
USD	1,207,885	COP	5,147,300,000	12/18/24	51,503
USD	935,984	COP	3,966,000,000	12/18/24	44,991
USD	197,866	COP	835,302,166	12/18/24	10,209
USD	108,089	COP	458,000,000	12/18/24	5,196
USD	60,313,989	EUR	54,419,953	12/18/24	1,008,038
USD	42,301,060	EUR	38,167,294	12/18/24	706,985
USD	38,691,404	EUR	34,910,383	12/18/24	646,656
USD	20,820,793	EUR	18,751,052	12/18/24	386,212
USD	22,410,579	EUR	20,220,561	12/18/24	374,552
USD	14,125,613	EUR	12,745,222	12/18/24	236,084
USD	11,984,808	EUR	10,793,429	12/18/24	222,310
USD	11,660,452	EUR	10,518,605	12/18/24	197,453
USD	11,365,902	EUR	10,252,899	12/18/24	192,465
USD	10,310,263	EUR	9,302,718	12/18/24	172,317
USD	10,164,469	EUR	9,171,172	12/18/24	169,881
USD	8,423,129	EUR	7,600,000	12/18/24	140,777
USD	7,334,966	EUR	6,618,174	12/18/24	122,591
USD	6,565,218	EUR	5,923,648	12/18/24	109,726
USD	4,028,583	EUR	3,634,085	12/18/24	68,218
USD	3,889,663	EUR	3,508,769	12/18/24	65,866
USD	3,331,140	EUR	3,000,000	12/18/24	61,790
USD	3,364,070	EUR	3,035,325	12/18/24	56,224
USD	3,030,906	EUR	2,734,105	12/18/24	51,324
USD	1,998,367	EUR	1,803,082	12/18/24	33,399
USD	779,556	EUR	703,376	12/18/24	13,029
USD	262,014	EUR	236,409	12/18/24	4,379
USD	15,371,892	IDR	237,631,000,000	12/18/24	267,266
USD	13,865,889	IDR	214,350,000,000	12/18/24	241,082
21
See Notes to Financial Statements.

Emerging Markets Local Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (Centrally Cleared) (continued)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
USD	6,234,070	IDR	94,693,780,000	12/18/24	$ 215,015
USD	9,336,676	IDR	144,331,000,000	12/18/24	162,512
USD	8,421,969	IDR	130,191,000,000	12/18/24	146,591
USD	7,942,960	IDR	123,154,000,000	12/18/24	114,877
USD	6,060,903	IDR	93,687,444,608	12/18/24	105,814
USD	5,467,051	IDR	84,507,871,041	12/18/24	95,447
USD	5,333,441	IDR	82,475,000,000	12/18/24	91,053
USD	5,332,848	IDR	82,475,000,000	12/18/24	90,460
USD	4,810,929	IDR	74,395,000,000	12/18/24	82,132
USD	4,810,394	IDR	74,395,000,000	12/18/24	81,597
USD	2,957,086	IDR	45,713,000,000	12/18/24	51,414
USD	2,667,313	IDR	41,238,000,000	12/18/24	46,088
USD	2,405,938	IDR	37,197,000,000	12/18/24	41,571
USD	1,796,099	IDR	27,765,000,000	12/18/24	31,262
USD	1,165,891	IDR	18,021,957,893	12/18/24	20,355
USD	1,026,012	IDR	15,866,000,000	12/18/24	17,516
USD	1,025,898	IDR	15,866,000,000	12/18/24	17,402
USD	513,114	IDR	7,933,000,000	12/18/24	8,866
USD	6,524,890	INR	550,000,000	12/18/24	(5,177)
USD	4,955,127	KRW	6,598,000,000	12/18/24	148,002
USD	6,379,229	KRW	8,568,000,000	12/18/24	136,815
USD	5,420,804	KRW	7,288,000,000	12/18/24	110,964
USD	4,765,520	KRW	6,402,000,000	12/18/24	101,196
USD	4,762,826	KRW	6,401,000,000	12/18/24	99,230
USD	4,491,230	KRW	6,035,223,046	12/18/24	94,129
USD	3,003,906	KRW	4,038,000,000	12/18/24	61,928
USD	503,173	KRW	670,000,000	12/18/24	15,029
USD	647,751	KRW	870,000,000	12/18/24	13,892
USD	549,667	KRW	739,000,000	12/18/24	11,252
USD	483,847	KRW	650,000,000	12/18/24	10,275
USD	483,649	KRW	650,000,000	12/18/24	10,076
USD	455,730	KRW	612,400,000	12/18/24	9,551
USD	305,003	KRW	410,000,000	12/18/24	6,288
USD	203,343	PEN	770,000	12/18/24	(615)
USD	208,361	PEN	789,000	12/18/24	(630)
USD	919,880	PEN	3,484,000	12/18/24	(2,964)
USD	942,851	PEN	3,571,000	12/18/24	(3,038)
USD	1,937,835	PEN	7,338,000	12/18/24	(5,860)
USD	1,380,545	PEN	5,267,608	12/18/24	(14,743)
USD	1,592,672	PEN	6,077,000	12/18/24	(17,008)
USD	8,767,376	PEN	33,206,000	12/18/24	(28,252)
USD	1,837,049	PEN	7,046,000	12/18/24	(29,301)
USD	1,991,918	PEN	7,640,000	12/18/24	(31,771)
USD	12,576,039	PEN	47,985,134	12/18/24	(134,297)
22
See Notes to Financial Statements.

Emerging Markets Local Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (Centrally Cleared) (continued)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
USD	16,909,399	PEN	64,856,000	12/18/24	$ (269,704)
USD	4,895,083	TWD	156,300,000	12/18/24	(20,969)
USD	3,909,671	TWD	125,000,000	12/18/24	(21,913)
USD	7,735,672	TWD	247,000,000	12/18/24	(33,138)
BRL	315,806,018	USD	54,116,219	2/4/25	(108,742)
USD	4,767,209	BRL	27,820,000	2/4/25	9,579
					$(8,474,116)
Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	210,701	UZS	2,692,778,443	JPMorgan Chase Bank, N.A.	11/1/24	$ —	$ (50)
UZS	2,692,778,443	USD	197,273	JPMorgan Chase Bank, N.A.	11/1/24	13,478	—
MYR	7,448,000	USD	1,698,789	Barclays Bank PLC	11/4/24	2,056	—
MYR	5,970,000	USD	1,361,677	Barclays Bank PLC	11/4/24	1,648	—
MYR	5,970,000	USD	1,361,677	Barclays Bank PLC	11/4/24	1,648	—
MYR	9,064,000	USD	1,977,097	Goldman Sachs International	11/4/24	92,782	—
MYR	8,000,000	USD	1,824,693	Goldman Sachs International	11/4/24	2,208	—
MYR	26,147,000	USD	5,705,215	State Street Bank and Trust Company	11/4/24	265,783	—
USD	1,436,477	MYR	5,970,000	Barclays Bank PLC	11/4/24	73,152	—
USD	1,434,751	MYR	5,970,000	Barclays Bank PLC	11/4/24	71,426	—
USD	1,706,730	MYR	7,448,000	Barclays Bank PLC	11/4/24	5,885	—
USD	1,831,712	MYR	8,000,000	Goldman Sachs International	11/4/24	4,810	—
USD	2,067,377	MYR	9,064,000	Goldman Sachs International	11/4/24	—	(2,502)
USD	1,879,851	MYR	7,823,000	State Street Bank and Trust Company	11/4/24	93,370	—
TRY	10,158,000	USD	257,020	Standard Chartered Bank	11/6/24	38,929	—
USD	295,201	TRY	10,158,000	Standard Chartered Bank	11/6/24	—	(748)
EUR	4,117,828	USD	4,453,927	Bank of America, N.A.	11/8/24	26,006	—
EUR	5,528,782	USD	5,996,115	Bank of America, N.A.	11/8/24	18,845	—
EUR	2,855,485	USD	3,096,851	Bank of America, N.A.	11/8/24	9,733	—
EUR	2,854,639	USD	3,095,934	Bank of America, N.A.	11/8/24	9,730	—
EUR	1,194,134	USD	1,295,071	Bank of America, N.A.	11/8/24	4,070	—
EUR	205,256	USD	222,898	Bank of America, N.A.	11/8/24	408	—
EUR	10,451,089	USD	11,431,273	JPMorgan Chase Bank, N.A.	11/8/24	—	(61,158)
EUR	4,893,707	USD	5,276,097	Standard Chartered Bank	11/8/24	47,942	—
EUR	4,413,859	USD	4,773,594	Standard Chartered Bank	11/8/24	28,402	—
EUR	11,825,983	USD	12,894,776	Standard Chartered Bank	11/8/24	—	(28,866)
EUR	12,952,360	USD	14,122,952	Standard Chartered Bank	11/8/24	—	(31,615)
EUR	2,000,000	USD	2,174,070	State Street Bank and Trust Company	11/8/24	1,802	—
KZT	1,033,966,273	USD	2,115,532	ICBC Standard Bank plc	11/8/24	1,039	—
TRY	567,283,000	USD	14,391,586	Standard Chartered Bank	11/8/24	2,107,859	—
23
See Notes to Financial Statements.

Emerging Markets Local Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
TRY	555,897,253	USD	14,139,685	Standard Chartered Bank	11/8/24	$ 2,028,605	$ —
TRY	256,946,869	USD	6,663,613	Standard Chartered Bank	11/8/24	809,695	—
TRY	176,215,188	USD	4,518,374	Standard Chartered Bank	11/8/24	606,850	—
TRY	176,215,188	USD	4,518,374	Standard Chartered Bank	11/8/24	606,850	—
USD	13,025,682	EUR	12,000,000	Barclays Bank PLC	11/8/24	—	(29,548)
USD	949,155	EUR	877,425	BNP Paribas	11/8/24	—	(5,427)
USD	2,664,922	EUR	2,462,270	Goldman Sachs International	11/8/24	—	(13,870)
USD	1,006,702	EUR	933,096	JPMorgan Chase Bank, N.A.	11/8/24	—	(8,448)
USD	2,607,813	EUR	2,409,501	Standard Chartered Bank	11/8/24	—	(13,569)
USD	888,315	EUR	816,816	State Street Bank and Trust Company	11/8/24	—	(328)
USD	952,849	EUR	877,425	UBS AG	11/8/24	—	(1,733)
USD	883,062	EUR	816,816	UBS AG	11/8/24	—	(5,581)
USD	2,755,331	TRY	102,995,099	Standard Chartered Bank	11/8/24	—	(240,285)
USD	2,217,713	TRY	85,864,994	Standard Chartered Bank	11/8/24	—	(279,673)
USD	2,586,026	TRY	99,717,954	Standard Chartered Bank	11/8/24	—	(314,274)
USD	4,025,078	TRY	150,255,767	Standard Chartered Bank	11/8/24	—	(345,116)
USD	3,472,444	TRY	134,141,581	Standard Chartered Bank	11/8/24	—	(429,068)
USD	4,629,925	TRY	178,665,613	Standard Chartered Bank	11/8/24	—	(566,570)
USD	5,787,406	TRY	223,499,824	Standard Chartered Bank	11/8/24	—	(713,094)
USD	12,006,089	TRY	443,868,678	Standard Chartered Bank	11/8/24	—	(903,846)
USD	8,102,369	TRY	313,547,988	Standard Chartered Bank	11/8/24	—	(1,017,184)
KZT	656,880,000	USD	1,333,090	JPMorgan Chase Bank, N.A.	11/12/24	10,302	—
KZT	437,920,000	USD	888,727	JPMorgan Chase Bank, N.A.	11/12/24	6,868	—
KZT	1,117,126,188	USD	2,281,945	JPMorgan Chase Bank, N.A.	11/12/24	2,701	—
KZT	1,086,469,000	USD	2,221,818	JPMorgan Chase Bank, N.A.	11/12/24	130	—
KZT	53,651,128	USD	109,593	JPMorgan Chase Bank, N.A.	11/12/24	130	—
KZT	449,051,368	USD	930,676	JPMorgan Chase Bank, N.A.	11/12/24	—	(12,317)
KZT	1,079,803,000	USD	2,221,817	JPMorgan Chase Bank, N.A.	11/12/24	—	(13,501)
KZT	1,744,676,056	USD	3,597,270	JPMorgan Chase Bank, N.A.	11/12/24	—	(29,216)
UZS	21,331,085,000	USD	1,569,963	ICBC Standard Bank plc	11/15/24	95,715	—
KZT	309,026,789	USD	638,155	ICBC Standard Bank plc	11/18/24	—	(6,957)
KZT	1,437,487,000	USD	2,957,488	Citibank, N.A.	11/25/24	—	(25,672)
EGP	36,017,503	USD	695,990	HSBC Bank USA, N.A.	11/27/24	31,832	—
VND	20,623,500,000	USD	827,256	Deutsche Bank AG	12/5/24	—	(11,092)
UYU	160,378,000	USD	3,884,185	Citibank, N.A.	12/9/24	—	(28,158)
VND	16,074,000,000	USD	648,668	JPMorgan Chase Bank, N.A.	12/9/24	—	(12,521)
UYU	64,866,000	USD	1,553,677	Citibank, N.A.	12/10/24	5,721	—
VND	40,867,000,000	USD	1,657,218	Deutsche Bank AG	12/12/24	—	(39,809)
TRY	394,266,450	USD	10,128,956	Standard Chartered Bank	12/16/24	894,462	—
USD	5,620,722	TRY	217,866,450	HSBC Bank USA, N.A.	12/16/24	—	(470,673)
USD	3,986,409	TRY	176,400,000	Standard Chartered Bank	12/16/24	—	(945,613)
CNH	8,000,000	USD	1,133,935	Bank of America, N.A.	12/18/24	—	(7,300)
CNH	11,695,750	USD	1,674,937	Bank of America, N.A.	12/18/24	—	(27,832)
CNH	11,964,000	USD	1,713,508	Bank of America, N.A.	12/18/24	—	(28,625)
24
See Notes to Financial Statements.

Emerging Markets Local Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
CNH	250,143,216	USD	35,455,759	Bank of America, N.A.	12/18/24	$ —	$ (228,247)
CNH	294,171,267	USD	41,696,376	Bank of America, N.A.	12/18/24	—	(268,421)
CNH	15,400,000	USD	2,186,996	Barclays Bank PLC	12/18/24	—	(18,224)
CNH	3,000,000	USD	425,496	BNP Paribas	12/18/24	—	(3,008)
CNH	3,000,000	USD	427,570	BNP Paribas	12/18/24	—	(5,082)
CNH	77,000,000	USD	10,921,072	BNP Paribas	12/18/24	—	(77,210)
CNH	90,000,000	USD	12,764,889	BNP Paribas	12/18/24	—	(90,246)
CNH	73,000,000	USD	10,404,196	BNP Paribas	12/18/24	—	(123,652)
CNH	86,000,000	USD	12,256,998	BNP Paribas	12/18/24	—	(145,672)
CNH	11,653,000	USD	1,668,955	Citibank, N.A.	12/18/24	—	(27,870)
CNH	11,879,000	USD	1,701,179	Citibank, N.A.	12/18/24	—	(28,267)
CNH	12,430,000	USD	1,779,499	Citibank, N.A.	12/18/24	—	(28,990)
CNH	12,212,000	USD	1,749,243	Citibank, N.A.	12/18/24	—	(29,435)
CNH	5,749,000	USD	821,808	HSBC Bank USA, N.A.	12/18/24	—	(12,180)
CNH	7,770,000	USD	1,111,483	HSBC Bank USA, N.A.	12/18/24	—	(17,239)
CNH	15,598,362	USD	2,231,004	HSBC Bank USA, N.A.	12/18/24	—	(34,297)
CNH	36,139,638	USD	5,169,090	HSBC Bank USA, N.A.	12/18/24	—	(79,567)
CNH	9,322,000	USD	1,337,690	JPMorgan Chase Bank, N.A.	12/18/24	—	(24,878)
CNH	2,000,000	USD	283,938	Standard Chartered Bank	12/18/24	—	(2,279)
CNH	45,000,000	USD	6,388,597	Standard Chartered Bank	12/18/24	—	(51,275)
CNH	53,000,000	USD	7,524,348	Standard Chartered Bank	12/18/24	—	(60,391)
CNH	1,000,000	USD	141,936	UBS AG	12/18/24	—	(1,107)
CNH	3,000,000	USD	425,873	UBS AG	12/18/24	—	(3,385)
CNH	18,000,000	USD	2,554,857	UBS AG	12/18/24	—	(19,928)
CNH	21,000,000	USD	2,980,666	UBS AG	12/18/24	—	(23,249)
CNH	11,342,250	USD	1,625,550	UBS AG	12/18/24	—	(28,228)
CNH	12,585,000	USD	1,801,924	UBS AG	12/18/24	—	(29,586)
CNH	12,585,000	USD	1,802,279	UBS AG	12/18/24	—	(29,942)
CNH	12,119,000	USD	1,738,352	UBS AG	12/18/24	—	(31,641)
CNH	100,000,000	USD	14,195,778	UBS AG	12/18/24	—	(112,841)
CNH	117,000,000	USD	16,609,060	UBS AG	12/18/24	—	(132,024)
CZK	264,873,757	EUR	10,435,348	Bank of America, N.A.	12/18/24	19,339	—
CZK	1,698,250,597	EUR	67,542,331	JPMorgan Chase Bank, N.A.	12/18/24	—	(568,680)
EGP	1,454,000	USD	28,315	Citibank, N.A.	12/18/24	771	—
EUR	3,012,193	CZK	76,040,000	BNP Paribas	12/18/24	12,333	—
EUR	1,800,161	CZK	45,600,000	Goldman Sachs International	12/18/24	635	—
EUR	14,252,272	CZK	358,352,011	JPMorgan Chase Bank, N.A.	12/18/24	119,999	—
EUR	9,384,670	CZK	235,963,445	JPMorgan Chase Bank, N.A.	12/18/24	79,015	—
EUR	1,160,462	CZK	29,200,000	JPMorgan Chase Bank, N.A.	12/18/24	8,828	—
EUR	870,053	HUF	349,999,999	Bank of America, N.A.	12/18/24	17,609	—
EUR	21,255,334	HUF	8,467,381,153	Barclays Bank PLC	12/18/24	651,102	—
EUR	3,407,546	PLN	14,690,000	Bank of America, N.A.	12/18/24	48,845	—
EUR	2,757,468	PLN	11,900,000	Barclays Bank PLC	12/18/24	36,407	—
EUR	4,292,879	PLN	18,440,000	BNP Paribas	12/18/24	78,171	—
25
See Notes to Financial Statements.

Emerging Markets Local Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
EUR	4,950,424	PLN	21,389,509	BNP Paribas	12/18/24	$ 58,953	$ —
EUR	1,544,978	PLN	6,655,000	BNP Paribas	12/18/24	23,501	—
EUR	861,934	PLN	3,702,957	BNP Paribas	12/18/24	15,563	—
EUR	929,644	PLN	4,056,730	Citibank, N.A.	12/18/24	1,098	—
EUR	4,512,893	PLN	19,484,417	HSBC Bank USA, N.A.	12/18/24	57,394	—
EUR	31,330,748	PLN	135,734,201	JPMorgan Chase Bank, N.A.	12/18/24	282,781	—
EUR	4,472,857	PLN	19,301,721	UBS AG	12/18/24	59,340	—
EUR	867,007	PLN	3,725,611	UBS AG	12/18/24	15,440	—
EUR	84	PLN	363	UBS AG	12/18/24	1	—
EUR	46,753,764	RON	234,025,964	BNP Paribas	12/18/24	—	(162,419)
EUR	1,519,072	RON	7,590,000	JPMorgan Chase Bank, N.A.	12/18/24	—	(2,281)
HUF	5,189,207,722	EUR	12,884,884	Bank of America, N.A.	12/18/24	—	(244,951)
HUF	14,265,091,349	EUR	35,809,098	Barclays Bank PLC	12/18/24	—	(1,096,919)
KES	219,037,246	USD	1,563,435	Standard Chartered Bank	12/18/24	122,100	—
MXN	55,000,000	USD	2,756,447	Barclays Bank PLC	12/18/24	—	(28,392)
MXN	56,030,000	USD	2,783,135	Goldman Sachs International	12/18/24	—	(3,991)
MXN	23,350,000	USD	1,194,224	JPMorgan Chase Bank, N.A.	12/18/24	—	(36,040)
MXN	16,077,346	USD	803,552	Standard Chartered Bank	12/18/24	—	(6,100)
MXN	46,216,002	USD	2,309,895	Standard Chartered Bank	12/18/24	—	(17,534)
MXN	2,154,208,672	USD	107,668,228	Standard Chartered Bank	12/18/24	—	(817,313)
MXN	138,000,000	USD	6,883,444	State Street Bank and Trust Company	12/18/24	—	(38,505)
MYR	7,448,000	USD	1,710,650	Barclays Bank PLC	12/18/24	—	(7,342)
MYR	49,614,045	USD	11,507,908	Barclays Bank PLC	12/18/24	—	(161,504)
MYR	115,064,848	USD	26,689,130	Barclays Bank PLC	12/18/24	—	(374,559)
MYR	22,298,000	USD	5,143,239	Credit Agricole Corporate and Investment Bank	12/18/24	—	(43,834)
MYR	51,713,000	USD	11,928,080	Credit Agricole Corporate and Investment Bank	12/18/24	—	(101,659)
MYR	52,381,000	USD	12,082,161	Credit Agricole Corporate and Investment Bank	12/18/24	—	(102,972)
MYR	121,483,000	USD	28,021,175	Credit Agricole Corporate and Investment Bank	12/18/24	—	(238,814)
MYR	8,000,000	USD	1,835,915	Goldman Sachs International	12/18/24	—	(6,368)
MYR	18,192,000	USD	4,218,924	Goldman Sachs International	12/18/24	—	(58,534)
MYR	41,098,000	USD	9,469,585	Goldman Sachs International	12/18/24	—	(70,744)
MYR	42,189,862	USD	9,784,291	Goldman Sachs International	12/18/24	—	(135,748)
MYR	95,314,000	USD	21,961,751	Goldman Sachs International	12/18/24	—	(164,069)
PLN	10,294,409	EUR	2,359,258	Bank of America, N.A.	12/18/24	—	(2,985)
PLN	22,714,026	EUR	5,258,016	Bank of America, N.A.	12/18/24	—	(63,742)
PLN	18,475,373	EUR	4,262,142	BNP Paribas	12/18/24	—	(35,851)
PLN	22,399,424	EUR	5,184,812	HSBC Bank USA, N.A.	12/18/24	—	(62,447)
PLN	6,500,000	EUR	1,500,358	JPMorgan Chase Bank, N.A.	12/18/24	—	(13,542)
PLN	16,122,277	EUR	3,721,413	JPMorgan Chase Bank, N.A.	12/18/24	—	(33,588)
PLN	245,845,352	EUR	56,747,075	JPMorgan Chase Bank, N.A.	12/18/24	—	(512,181)
PLN	50,807,000	EUR	11,775,619	Societe Generale	12/18/24	—	(158,300)
26
See Notes to Financial Statements.

Emerging Markets Local Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
PLN	10,981,973	EUR	2,516,105	Standard Chartered Bank	12/18/24	$ —	$ (2,390)
PLN	18,370,023	EUR	4,237,330	Standard Chartered Bank	12/18/24	—	(35,092)
RON	173,465,797	EUR	34,655,039	BNP Paribas	12/18/24	120,389	—
RON	13,600,000	EUR	2,723,442	Societe Generale	12/18/24	2,430	—
SGD	17,612,000	USD	13,617,213	Bank of America, N.A.	12/18/24	—	(253,443)
SGD	5,000,000	USD	3,861,159	Citibank, N.A.	12/18/24	—	(67,220)
SGD	11,000,000	USD	8,505,407	Citibank, N.A.	12/18/24	—	(158,742)
SGD	13,429,989	USD	10,388,087	Citibank, N.A.	12/18/24	—	(197,575)
SGD	4,000,000	USD	3,088,176	Goldman Sachs International	12/18/24	—	(53,025)
SGD	23,388,000	USD	18,087,202	HSBC Bank USA, N.A.	12/18/24	—	(340,673)
SGD	7,960,000	USD	6,147,539	Standard Chartered Bank	12/18/24	—	(107,589)
THB	148,000,000	USD	4,399,001	Standard Chartered Bank	12/18/24	—	(131)
THB	1,094,000,000	USD	32,516,942	Standard Chartered Bank	12/18/24	—	(966)
THB	153,335,687	USD	4,558,759	Standard Chartered Bank	12/18/24	—	(1,301)
THB	1,135,233,220	USD	33,751,144	Standard Chartered Bank	12/18/24	—	(9,630)
THB	174,000,000	USD	5,192,232	Standard Chartered Bank	12/18/24	—	(20,587)
THB	1,288,000,000	USD	38,434,453	Standard Chartered Bank	12/18/24	—	(152,390)
TRY	115,109,241	USD	2,759,090	Standard Chartered Bank	12/18/24	453,166	—
USD	11,948,201	CNH	84,295,515	Bank of America, N.A.	12/18/24	76,917	—
USD	9,386,144	CNH	66,220,000	Bank of America, N.A.	12/18/24	60,424	—
USD	7,173,871	CNH	50,612,234	Bank of America, N.A.	12/18/24	46,182	—
USD	1,843,534	CNH	13,006,280	Bank of America, N.A.	12/18/24	11,868	—
USD	6,413,545	CNH	45,000,000	BNP Paribas	12/18/24	76,224	—
USD	4,988,313	CNH	35,000,000	BNP Paribas	12/18/24	59,285	—
USD	3,848,127	CNH	27,000,000	BNP Paribas	12/18/24	45,734	—
USD	4,822,292	CNH	34,000,000	BNP Paribas	12/18/24	34,093	—
USD	3,829,467	CNH	27,000,000	BNP Paribas	12/18/24	27,074	—
USD	2,836,642	CNH	20,000,000	BNP Paribas	12/18/24	20,055	—
USD	855,139	CNH	6,000,000	BNP Paribas	12/18/24	10,163	—
USD	709,161	CNH	5,000,000	BNP Paribas	12/18/24	5,014	—
USD	3,209,878	CNH	22,600,000	Goldman Sachs International	12/18/24	27,134	—
USD	2,528,134	CNH	17,800,000	Goldman Sachs International	12/18/24	21,371	—
USD	1,931,608	CNH	13,600,000	Goldman Sachs International	12/18/24	16,329	—
USD	497,105	CNH	3,500,000	Goldman Sachs International	12/18/24	4,202	—
USD	6,132,152	CNH	42,660,000	HSBC Bank USA, N.A.	12/18/24	124,371	—
USD	3,265,283	CNH	23,000,000	Standard Chartered Bank	12/18/24	26,207	—
USD	2,697,408	CNH	19,000,000	Standard Chartered Bank	12/18/24	21,650	—
USD	1,987,564	CNH	14,000,000	Standard Chartered Bank	12/18/24	15,952	—
USD	425,906	CNH	3,000,000	Standard Chartered Bank	12/18/24	3,418	—
USD	4,507,328	CNH	32,000,000	Standard Chartered Bank	12/18/24	788	—
USD	7,097,889	CNH	50,000,000	UBS AG	12/18/24	56,420	—
USD	4,693,274	CNH	33,000,000	UBS AG	12/18/24	45,905	—
USD	5,678,311	CNH	40,000,000	UBS AG	12/18/24	45,136	—
USD	3,697,731	CNH	26,000,000	UBS AG	12/18/24	36,167	—
27
See Notes to Financial Statements.

Emerging Markets Local Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	2,992,173	CNH	21,000,000	UBS AG	12/18/24	$ 34,757	$ —
USD	4,258,733	CNH	30,000,000	UBS AG	12/18/24	33,852	—
USD	4,258,094	CNH	30,000,000	UBS AG	12/18/24	33,213	—
USD	2,844,408	CNH	20,000,000	UBS AG	12/18/24	27,821	—
USD	2,279,751	CNH	16,000,000	UBS AG	12/18/24	26,481	—
USD	3,264,539	CNH	23,000,000	UBS AG	12/18/24	25,464	—
USD	1,852,298	CNH	13,000,000	UBS AG	12/18/24	21,516	—
USD	2,554,857	CNH	18,000,000	UBS AG	12/18/24	19,928	—
USD	993,704	CNH	7,000,000	UBS AG	12/18/24	7,899	—
USD	711,102	CNH	5,000,000	UBS AG	12/18/24	6,955	—
USD	427,453	CNH	3,000,000	UBS AG	12/18/24	4,965	—
USD	567,746	CNH	4,000,000	UBS AG	12/18/24	4,428	—
USD	1,490,049	KES	219,037,246	Standard Chartered Bank	12/18/24	—	(195,486)
USD	6,197,691	MXN	123,290,000	JPMorgan Chase Bank, N.A.	12/18/24	82,383	—
USD	65,652,914	MXN	1,313,594,004	Standard Chartered Bank	12/18/24	497,331	—
USD	327,671	MXN	6,556,095	Standard Chartered Bank	12/18/24	2,482	—
USD	6,548,393	MXN	132,000,000	State Street Bank and Trust Company	12/18/24	1,060	—
USD	3,225,232	MYR	13,396,000	Barclays Bank PLC	12/18/24	161,655	—
USD	2,678,593	MYR	11,155,000	Barclays Bank PLC	12/18/24	127,518	—
USD	3,906,611	MYR	16,900,000	Barclays Bank PLC	12/18/24	41,693	—
USD	3,993,107	MYR	17,380,000	Barclays Bank PLC	12/18/24	18,416	—
USD	1,037,596	MYR	4,540,000	Barclays Bank PLC	12/18/24	—	(672)
USD	6,297,155	MYR	25,790,000	Goldman Sachs International	12/18/24	399,153	—
USD	7,681,564	MYR	33,000,000	Goldman Sachs International	12/18/24	134,682	—
USD	1,899,160	MYR	7,910,000	Goldman Sachs International	12/18/24	90,195	—
USD	3,893,406	SGD	5,100,000	Standard Chartered Bank	12/18/24	23,588	—
USD	6,057,579	THB	194,650,000	Standard Chartered Bank	12/18/24	272,172	—
USD	8,295,635	THB	278,000,000	Standard Chartered Bank	12/18/24	32,892	—
USD	1,815,543	THB	60,000,000	Standard Chartered Bank	12/18/24	32,217	—
USD	1,296,525	THB	43,000,000	Standard Chartered Bank	12/18/24	18,475	—
USD	14,331,233	THB	482,160,000	Standard Chartered Bank	12/18/24	426	—
USD	1,862,131	THB	63,323,000	Standard Chartered Bank	12/18/24	—	(19,962)
USD	3,204,804	TRY	115,109,241	Standard Chartered Bank	12/18/24	—	(7,452)
USD	5,504,535	ZAR	94,670,000	Bank of America, N.A.	12/18/24	154,868	—
USD	17,187,962	ZAR	308,420,884	BNP Paribas	12/18/24	—	(240,464)
USD	23,545,081	ZAR	422,493,080	BNP Paribas	12/18/24	—	(329,402)
USD	29,710,791	ZAR	533,130,608	BNP Paribas	12/18/24	—	(415,662)
USD	4,229,573	ZAR	72,965,161	Citibank, N.A.	12/18/24	106,415	—
USD	5,805,715	ZAR	103,856,415	Citibank, N.A.	12/18/24	—	(63,064)
USD	3,659,166	ZAR	66,000,000	Goldman Sachs International	12/18/24	—	(70,401)
USD	12,064,664	ZAR	208,184,228	HSBC Bank USA, N.A.	12/18/24	300,470	—
USD	4,020,059	ZAR	70,400,000	JPMorgan Chase Bank, N.A.	12/18/24	41,855	—
USD	4,266,187	ZAR	73,705,728	Standard Chartered Bank	12/18/24	101,181	—
USD	15,432,665	ZAR	275,970,000	Standard Chartered Bank	12/18/24	—	(162,007)
28
See Notes to Financial Statements.

Emerging Markets Local Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	7,116,355	ZAR	127,599,100	State Street Bank and Trust Company	12/18/24	$ —	$ (94,088)
USD	9,748,403	ZAR	174,792,757	State Street Bank and Trust Company	12/18/24	—	(128,888)
USD	12,301,200	ZAR	220,565,432	State Street Bank and Trust Company	12/18/24	—	(162,639)
USD	12,782,304	ZAR	220,056,304	UBS AG	12/18/24	347,235	—
USD	5,693,117	ZAR	101,878,333	UBS AG	12/18/24	—	(63,882)
USD	18,377,669	ZAR	326,709,008	UBS AG	12/18/24	—	(84,193)
USD	7,798,767	ZAR	139,558,937	UBS AG	12/18/24	—	(87,510)
USD	9,841,017	ZAR	176,104,993	UBS AG	12/18/24	—	(110,426)
USD	25,174,812	ZAR	447,545,227	UBS AG	12/18/24	—	(115,332)
USD	31,767,297	ZAR	564,743,117	UBS AG	12/18/24	—	(145,534)
VND	25,048,000,000	USD	1,019,870	Citibank, N.A.	12/18/24	—	(28,472)
ZAR	42,530,000	USD	2,405,467	Bank of America, N.A.	12/18/24	—	(2,157)
ZAR	75,170,588	USD	4,366,981	Bank of America, N.A.	12/18/24	—	(119,198)
ZAR	98,900,000	USD	5,560,942	Barclays Bank PLC	12/18/24	27,757	—
ZAR	22,000,000	USD	1,243,157	Barclays Bank PLC	12/18/24	32	—
ZAR	238,880,294	USD	13,849,337	Barclays Bank PLC	12/18/24	—	(350,552)
ZAR	588,338,285	USD	32,787,455	BNP Paribas	12/18/24	458,705	—
ZAR	153,409,363	USD	8,910,770	BNP Paribas	12/18/24	—	(241,825)
ZAR	219,156,233	USD	12,728,173	HSBC Bank USA, N.A.	12/18/24	—	(343,966)
ZAR	75,569,452	USD	4,395,362	JPMorgan Chase Bank, N.A.	12/18/24	—	(125,039)
ZAR	152,914,070	USD	8,878,738	JPMorgan Chase Bank, N.A.	12/18/24	—	(237,782)
ZAR	54,373,728	USD	3,053,095	Societe Generale	12/18/24	19,487	—
ZAR	243,406,135	USD	13,575,053	State Street Bank and Trust Company	12/18/24	179,481	—
ZAR	623,224,089	USD	35,056,903	UBS AG	12/18/24	160,604	—
ZAR	194,341,310	USD	10,860,090	UBS AG	12/18/24	121,861	—
TRY	196,140,922	USD	4,991,538	Standard Chartered Bank	12/20/24	471,614	—
TRY	196,126,344	USD	4,993,073	Standard Chartered Bank	12/20/24	469,673	—
USD	758,631	TRY	29,530,468	HSBC Bank USA, N.A.	12/20/24	—	(63,887)
USD	1,059,263	TRY	41,381,859	Standard Chartered Bank	12/20/24	—	(93,354)
USD	3,096,109	TRY	118,922,484	Standard Chartered Bank	12/20/24	—	(216,263)
USD	5,198,841	TRY	202,432,455	Standard Chartered Bank	12/20/24	—	(439,551)
UZS	10,621,307,407	USD	808,257	ICBC Standard Bank plc	12/20/24	15,532	—
TRY	216,532,956	USD	5,122,051	Standard Chartered Bank	1/6/25	813,351	—
TRY	143,310,900	USD	3,390,196	Standard Chartered Bank	1/6/25	538,111	—
TRY	107,476,800	USD	2,542,626	Standard Chartered Bank	1/6/25	403,429	—
TRY	102,014,600	USD	2,411,364	Standard Chartered Bank	1/6/25	384,966	—
USD	14,475,736	TRY	569,335,256	Standard Chartered Bank	1/6/25	—	(1,130,357)
UZS	16,001,091,000	USD	1,142,935	JPMorgan Chase Bank, N.A.	1/6/25	92,710	—
TRY	49,550,000	USD	1,153,676	Standard Chartered Bank	1/15/25	190,611	—
UYU	44,995,000	USD	1,068,004	Bank of America, N.A.	1/15/25	9,018	—
TRY	328,381,697	USD	8,722,027	Standard Chartered Bank	1/17/25	166,676	—
USD	6,126,750	TRY	230,673,981	Standard Chartered Bank	1/17/25	—	(117,181)
PLN	105,996,072	EUR	24,542,945	UBS AG	1/20/25	—	(377,715)
UZS	23,706,120,153	USD	1,696,323	ICBC Standard Bank plc	1/23/25	122,821	—
29
See Notes to Financial Statements.

Emerging Markets Local Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
UZS	17,381,356,000	USD	1,235,349	ICBC Standard Bank plc	1/23/25	$ 98,450	$ —
TRY	237,580,198	USD	5,470,335	Standard Chartered Bank	1/29/25	873,962	—
TRY	166,602,569	USD	3,796,894	Standard Chartered Bank	1/29/25	652,030	—
TRY	17,504,005	USD	403,207	Standard Chartered Bank	1/29/25	64,217	—
USD	3,749,757	TRY	151,847,608	Standard Chartered Bank	1/29/25	—	(305,153)
USD	6,711,529	TRY	269,839,164	Standard Chartered Bank	1/29/25	—	(494,206)
EGP	674,487	USD	12,897	Citibank, N.A.	2/3/25	271	—
TRY	285,118,714	USD	6,655,821	Standard Chartered Bank	2/10/25	862,379	—
TRY	181,859,880	USD	4,201,972	Standard Chartered Bank	2/10/25	593,430	—
USD	2,583,043	TRY	110,651,103	Standard Chartered Bank	2/10/25	—	(334,679)
USD	8,782,959	TRY	356,327,491	Standard Chartered Bank	2/10/25	—	(612,921)
UZS	17,294,881,000	USD	1,235,349	ICBC Standard Bank plc	2/10/25	83,007	—
EGP	248,140,782	USD	4,121,940	Citibank, N.A.	2/13/25	699,605	—
UZS	25,825,093,957	USD	1,838,085	JPMorgan Chase Bank, N.A.	2/13/25	128,529	—
UZS	30,130,540,638	USD	2,142,997	JPMorgan Chase Bank, N.A.	2/18/25	147,635	—
EGP	83,125,788	USD	1,373,980	Citibank, N.A.	2/20/25	235,980	—
EGP	51,029,616	USD	824,388	Citibank, N.A.	2/20/25	163,941	—
EGP	42,936,874	USD	686,990	Citibank, N.A.	2/20/25	144,601	—
NGN	2,559,361,560	USD	1,390,957	Standard Chartered Bank	2/24/25	78,402	—
NGN	1,297,067,747	USD	695,479	Standard Chartered Bank	2/24/25	49,183	—
NGN	1,986,410,801	USD	1,200,974	JPMorgan Chase Bank, N.A.	2/25/25	—	(61,104)
EGP	20,526,642	USD	379,771	Goldman Sachs International	2/26/25	16,683	—
EGP	44,860,446	USD	686,990	Citibank, N.A.	2/27/25	179,051	—
EGP	38,627,467	USD	695,990	HSBC Bank USA, N.A.	2/27/25	49,722	—
UZS	30,563,104,986	USD	2,171,446	ICBC Standard Bank plc	2/28/25	144,305	—
UZS	10,812,501,201	USD	773,980	ICBC Standard Bank plc	3/5/25	43,911	—
UZS	10,003,988,251	USD	709,251	JPMorgan Chase Bank, N.A.	3/17/25	44,464	—
VND	25,079,000,000	USD	1,016,579	Citibank, N.A.	3/19/25	—	(23,563)
UZS	9,327,056,677	USD	661,025	JPMorgan Chase Bank, N.A.	3/20/25	40,989	—
KES	187,756,384	USD	1,301,604	Citibank, N.A.	3/21/25	112,632	—
KES	35,751,010	USD	246,729	Standard Chartered Bank	3/21/25	22,558	—
USD	1,490,049	KES	223,507,393	Standard Chartered Bank	3/21/25	—	(193,474)
UYU	133,539,000	USD	3,107,365	Citibank, N.A.	3/31/25	55,984	—
KES	325,760,000	USD	2,231,233	Citibank, N.A.	4/4/25	214,150	—
USD	2,235,060	KES	325,760,000	Standard Chartered Bank	4/4/25	—	(210,322)
UZS	9,286,633,105	USD	653,988	JPMorgan Chase Bank, N.A.	4/4/25	41,519	—
EGP	376,303	USD	7,077	HSBC Bank USA, N.A.	4/8/25	56	—
TRY	135,270,000	USD	2,947,082	Standard Chartered Bank	4/8/25	430,372	—
TRY	121,610,000	USD	2,652,366	Standard Chartered Bank	4/8/25	384,022	—
USD	6,011,653	TRY	256,880,000	Standard Chartered Bank	4/8/25	—	(402,189)
KES	94,450,871	USD	650,264	Citibank, N.A.	4/9/25	57,891	—
KES	90,729,144	USD	624,641	Citibank, N.A.	4/9/25	55,610	—
KES	5,549,129	USD	38,008	Citibank, N.A.	4/9/25	3,597	—
USD	1,306,364	KES	190,729,144	Standard Chartered Bank	4/9/25	—	(123,647)
30
See Notes to Financial Statements.

Emerging Markets Local Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
ETB	17,252,000	USD	132,759	ICBC Standard Bank plc	4/11/25	$ —	$ (2,766)
KZT	730,752,056	USD	1,461,504	Bank of America, N.A.	4/11/25	—	(14,193)
UYU	18,398,587	USD	433,827	Citibank, N.A.	4/15/25	1,014	—
UZS	8,271,042,722	USD	577,587	Standard Chartered Bank	4/15/25	39,617	—
KES	190,533,189	USD	1,305,022	Citibank, N.A.	4/16/25	121,100	—
USD	1,306,364	KES	190,533,189	Standard Chartered Bank	4/16/25	—	(119,758)
UZS	62,313,470,000	USD	4,374,410	ICBC Standard Bank plc	4/17/25	272,501	—
UZS	33,022,849,032	USD	2,426,367	ICBC Standard Bank plc	4/25/25	29,787	—
KES	35,696,240	USD	243,660	Citibank, N.A.	5/5/25	22,426	—
KES	157,682,406	USD	1,095,017	Standard Chartered Bank	5/5/25	80,377	—
KES	157,682,406	USD	1,107,320	Standard Chartered Bank	5/5/25	68,074	—
USD	1,082,984	KES	157,682,406	Standard Chartered Bank	5/5/25	—	(92,410)
USD	625,821	KES	96,689,323	Standard Chartered Bank	5/5/25	—	(94,919)
USD	625,821	KES	96,689,323	Standard Chartered Bank	5/5/25	—	(94,919)
UZS	2,488,714,000	USD	173,520	JPMorgan Chase Bank, N.A.	6/9/25	9,190	—
UZS	4,158,722,000	USD	290,515	Standard Chartered Bank	6/23/25	13,532	—
UZS	23,220,392,000	USD	1,631,218	ICBC Standard Bank plc	6/26/25	64,932	—
UZS	6,345,228,000	USD	444,655	ICBC Standard Bank plc	6/27/25	18,699	—
UZS	6,376,348,155	USD	444,655	ICBC Standard Bank plc	6/30/25	20,559	—
UZS	46,430,997,251	USD	3,262,437	ICBC Standard Bank plc	7/1/25	124,133	—
EGP	929,966	USD	16,986	HSBC Bank USA, N.A.	7/8/25	—	(61)
UZS	13,921,798,000	USD	971,853	Deutsche Bank AG	7/10/25	40,874	—
UZS	17,227,202,000	USD	1,213,183	ICBC Standard Bank plc	8/29/25	22,149	—
UZS	17,227,203,000	USD	1,213,183	JPMorgan Chase Bank, N.A.	8/29/25	22,149	—
UZS	17,257,532,000	USD	1,213,183	JPMorgan Chase Bank, N.A.	9/4/25	22,092	—
UZS	7,947,418,000	USD	557,714	Citibank, N.A.	9/8/25	10,471	—
USD	1,327,444	NGN	2,595,153,000	Goldman Sachs International	10/7/25	—	(19,314)
USD	1,288,366	NGN	2,500,783,000	JPMorgan Chase Bank, N.A.	10/10/25	—	(7,784)
EGP	370,000,000	USD	6,479,860	JPMorgan Chase Bank, N.A.	10/15/25	—	(20,701)
USD	1,921,925	NGN	3,766,972,180	JPMorgan Chase Bank, N.A.	10/15/25	—	(26,400)
UZS	25,583,110,000	USD	1,593,963	Standard Chartered Bank	3/25/26	115,630	—
UZS	14,318,913,000	USD	889,373	Deutsche Bank AG	10/5/26	5,006	—
UZS	7,887,808,991	USD	489,926	Deutsche Bank AG	10/7/26	2,426	—
UZS	6,186,729,000	USD	344,953	Deutsche Bank AG	10/25/27	—	(5,669)
						$27,008,121	$(24,857,377)
31
See Notes to Financial Statements.

Emerging Markets Local Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Non-Deliverable Bond Forward Contracts*
Settlement Date	Notional Amount (000's omitted)		Reference Entity	Counterparty	Aggregate Cost	Unrealized Appreciation (Depreciation)
11/13/24	COP	18,000,000	Republic of Colombia, 6.00%, 4/28/28	Goldman Sachs International	$ 4,067,567	$ (93,932)
11/13/24	COP	17,300,000	Republic of Colombia, 7.25%, 10/18/34	Goldman Sachs International	3,909,384	(229,790)
12/10/24	COP	36,300,000	Republic of Colombia, 7.25%, 10/18/34	Goldman Sachs International	8,202,926	(314,910)
1/2/25	COP	56,900,000	Republic of Colombia, 6.00%, 4/28/28	Bank of America, N.A.	12,858,031	(6,056)
1/2/25	COP	72,000,000	Republic of Colombia, 7.50%, 8/26/26	Bank of America, N.A.	16,270,267	23,364
1/2/25	COP	67,000,000	Republic of Colombia, 7.75%, 9/18/30	Bank of America, N.A.	15,140,387	121,562
						$(499,762)
*	Represents a short-term forward contract to purchase the reference entity denominated in a non-deliverable foreign currency.
Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Interest Rate Futures
Euro-Bobl	(12)	Short	12/6/24	$(1,542,212)	$ 7,179
Euro-Bund	(23)	Short	12/6/24	(3,297,405)	25,519
Euro-Buxl	(11)	Short	12/6/24	(1,583,720)	6,701
U.S. 5-Year Treasury Note	(40)	Short	12/31/24	(4,289,375)	103,720
U.S. Ultra 10-Year Treasury Note	(73)	Short	12/19/24	(8,303,750)	296,550
					$439,669
Interest Rate Swaps (Centrally Cleared)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
BRL	72,000	Receives	Brazil CETIP Interbank Deposit Rate (pays upon termination)	6.36% (pays upon termination)	1/2/25	$ 2,424,650	$ —	$ 2,424,650
BRL	73,368	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	10.55% (pays upon termination)	1/2/25	(105,215)	—	(105,215)
BRL	97,532	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	10.56% (pays upon termination)	1/2/25	(139,306)	—	(139,306)
32
See Notes to Financial Statements.

Emerging Markets Local Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
BRL	44,130	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	10.92% (pays upon termination)	1/2/25	$ (4,529)	$ —	$ (4,529)
BRL	183,700	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	11.00% (pays upon termination)	1/2/25	(39,064)	—	(39,064)
BRL	94,990	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	11.11% (pays upon termination)	1/2/25	15,431	—	15,431
BRL	79,775	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	10.65% (pays upon termination)	1/2/26	(314,672)	—	(314,672)
BRL	42,700	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	9.70% (pays upon termination)	1/4/27	(563,216)	—	(563,216)
BRL	35,200	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	9.88% (pays upon termination)	1/4/27	(424,045)	—	(424,045)
BRL	88,800	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	10.06% (pays upon termination)	1/4/27	(1,287,378)	—	(1,287,378)
BRL	34,300	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	10.47% (pays upon termination)	1/4/27	(416,856)	—	(416,856)
BRL	22,720	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	10.78% (pays upon termination)	1/4/27	(167,708)	—	(167,708)
BRL	44,500	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	12.23% (pays upon termination)	1/4/27	(98,463)	—	(98,463)
BRL	37,684	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	10.33% (pays upon termination)	1/2/29	(602,561)	—	(602,561)
BRL	17,600	Receives	Brazil CETIP Interbank Deposit Rate (pays upon termination)	11.85% (pays upon termination)	1/2/29	115,375	—	115,375
BRL	28,020	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	11.89% (pays upon termination)	1/2/29	(167,417)	—	(167,417)
BRL	19,090	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	13.20% (pays upon termination)	1/2/29	133,846	—	133,846
BRL	15,200	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	13.10% (pays upon termination)	1/2/31	131,076	—	131,076
CLP	2,650,000	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	1.38% (pays semi-annually)	6/17/25	(108,913)	—	(108,913)
CLP	3,700,000	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	1.33% (pays semi-annually)	9/11/25	(141,195)	—	(141,195)
CLP	5,200,000	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	1.48% (pays semi-annually)	12/23/25	(287,516)	—	(287,516)
33
See Notes to Financial Statements.

Emerging Markets Local Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
CLP	2,500,000	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	1.59% (pays semi-annually)	1/27/26	$ (130,508)	$ —	$ (130,508)
CLP	2,500,000	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	1.92% (pays semi-annually)	2/23/26	(115,881)	—	(115,881)
CLP	584,900	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	2.87% (pays semi-annually)	5/31/26	(25,795)	—	(25,795)
CLP	2,647,200	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	4.55% (pays semi-annually)	12/18/29	(54,798)	—	(54,798)
CLP	4,000,800	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	4.64% (pays semi-annually)	12/18/29	66,215	—	66,215
CLP	3,362,600	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	4.08% (pays semi-annually)	7/1/31	(221,704)	—	(221,704)
CLP	20,798,900	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	5.23% (pays semi-annually)	9/20/33	132,172	—	132,172
CLP	2,625,490	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	5.56% (pays semi-annually)	12/20/33	(13,434)	—	(13,434)
CNY	450,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.40% (pays quarterly)	12/21/27	1,424,697	—	1,424,697
CNY	68,700	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.40% (pays quarterly)	12/21/27	219,024	—	219,024
CNY	215,650	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.47% (pays quarterly)	12/21/27	747,120	—	747,120
CNY	45,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.28% (pays quarterly)	9/20/28	136,452	—	136,452
CNY	45,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.29% (pays quarterly)	9/20/28	137,670	—	137,670
CNY	95,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.48% (pays quarterly)	9/20/28	387,861	—	387,861
CNY	62,400	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.49% (pays quarterly)	9/20/28	260,846	—	260,846
CNY	38,700	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.38% (pays quarterly)	12/20/28	143,818	—	143,818
CNY	38,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.21% (pays quarterly)	3/20/29	107,771	—	107,771
CNY	100,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.34% (pays quarterly)	3/20/29	359,290	—	359,290
34
See Notes to Financial Statements.

Emerging Markets Local Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
CNY	34,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.35% (pays quarterly)	3/20/29	$ 124,423	$ —	$ 124,423
CNY	43,700	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.11% (pays quarterly)	6/19/29	96,745	—	96,745
CNY	74,200	Pays	7-day China Fixing Repo Rates (pays quarterly)	1.76% (pays quarterly)	9/18/29	(5,325)	—	(5,325)
CNY	40,800	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.03% (pays quarterly)	9/19/29	71,570	—	71,570
CNY	16,800	Pays	7-day China Fixing Repo Rates (pays quarterly)	1.73% (pays quarterly)	12/18/29	(4,962)	—	(4,962)
CNY	39,990	Receives	7-day China Fixing Repo Rates (pays quarterly)	1.82% (pays quarterly)	12/18/29	(13,639)	—	(13,639)
CNY	33,000	Receives	7-day China Fixing Repo Rates (pays quarterly)	1.84% (pays quarterly)	12/18/29	(15,103)	—	(15,103)
COP	170,750,000	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	8.82% (pays quarterly)	4/11/25	7,455	—	7,455
COP	56,484,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.81% (pays upon termination)	4/15/25	(1,242)	—	(1,242)
COP	55,835,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.78% (pays upon termination)	4/17/25	(2,074)	—	(2,074)
COP	53,587,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.76% (pays upon termination)	4/18/25	(2,249)	—	(2,249)
COP	39,560,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.72% (pays upon termination)	4/24/25	(854)	—	(854)
COP	40,010,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.73% (pays upon termination)	4/25/25	366	—	366
COP	121,379,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.70% (pays upon termination)	4/29/25	2,430	—	2,430
COP	40,280,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.70% (pays upon termination)	4/30/25	1,274	—	1,274
COP	8,180,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.60% (pays upon termination)	5/1/25	(514)	—	(514)
COP	57,640,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.61% (pays upon termination)	5/1/25	(2,681)	—	(2,681)
COP	38,045,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.45% (pays upon termination)	7/16/25	(7,492)	—	(7,492)
35
See Notes to Financial Statements.

Emerging Markets Local Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
COP	76,091,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.46% (pays upon termination)	7/17/25	$ (13,376)	$ —	$ (13,376)
COP	75,908,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.45% (pays upon termination)	7/21/25	(10,596)	—	(10,596)
COP	53,596,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.55% (pays upon termination)	7/25/25	4,373	—	4,373
COP	57,133,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.20% (pays upon termination)	10/16/25	(29,571)	—	(29,571)
COP	28,956,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.21% (pays upon termination)	10/17/25	(14,295)	—	(14,295)
COP	74,013,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.21% (pays upon termination)	10/17/25	(36,540)	—	(36,540)
COP	29,341,000	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	7.12% (pays quarterly)	9/18/26	(113,363)	—	(113,363)
COP	35,934,000	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	7.27% (pays quarterly)	9/18/26	(116,921)	—	(116,921)
COP	7,531,000	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	7.28% (pays quarterly)	9/18/26	(24,029)	—	(24,029)
COP	20,304,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	7.30% (pays quarterly)	12/18/29	159,487	—	159,487
COP	8,045,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	7.56% (pays quarterly)	9/18/34	142,507	—	142,507
COP	2,037,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	7.63% (pays quarterly)	9/18/34	33,694	—	33,694
COP	9,823,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	7.64% (pays quarterly)	9/18/34	160,944	—	160,944
CZK	200,800	Pays	6-month CZK PRIBOR (pays semi-annually)	1.40% (pays annually)	3/6/25	(53,228)	—	(53,228)
CZK	258,400	Receives	6-month CZK PRIBOR (pays semi-annually)	1.37% (pays annually)	3/17/25	70,713	—	70,713
CZK	300,000	Pays	6-month CZK PRIBOR (pays semi-annually)	1.46% (pays annually)	3/15/26	(321,117)	—	(321,117)
CZK	110,000	Pays	6-month CZK PRIBOR (pays semi-annually)	5.39% (pays annually)	3/15/28	417,893	—	417,893
CZK	53,900	Pays	6-month CZK PRIBOR (pays semi-annually)	4.61% (pays annually)	6/21/28	79,945	—	79,945
CZK	230,500	Pays	6-month CZK PRIBOR (pays semi-annually)	4.15% (pays annually)	9/20/28	213,077	—	213,077
CZK	593,000	Pays	6-month CZK PRIBOR (pays semi-annually)	3.65% (pays annually)	6/19/29	(65,289)	—	(65,289)
36
See Notes to Financial Statements.

Emerging Markets Local Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
CZK	82,900	Pays	6-month CZK PRIBOR (pays semi-annually)	3.08% (pays annually)	12/18/29	$ (80,687)	$ —	$ (80,687)
CZK	135,300	Receives	6-month CZK PRIBOR (pays semi-annually)	3.54% (pays annually)	12/18/29	7,690	—	7,690
CZK	51,941	Pays	6-month CZK PRIBOR (pays semi-annually)	3.94% (pays annually)	9/20/33	36,494	—	36,494
CZK	103,882	Pays	6-month CZK PRIBOR (pays semi-annually)	3.96% (pays annually)	9/20/33	77,868	—	77,868
CZK	125,800	Pays	6-month CZK PRIBOR (pays semi-annually)	3.96% (pays annually)	9/20/33	96,408	—	96,408
CZK	156,178	Pays	6-month CZK PRIBOR (pays semi-annually)	3.96% (pays annually)	9/20/33	120,893	—	120,893
CZK	77,800	Pays	6-month CZK PRIBOR (pays semi-annually)	3.54% (pays annually)	3/20/34	5,362	—	5,362
CZK	260,620	Pays	6-month CZK PRIBOR (pays semi-annually)	3.56% (pays annually)	12/18/34	(166,130)	—	(166,130)
HUF	6,619,000	Receives	6-month HUF BUBOR (pays semi-annually)	1.30% (pays annually)	3/16/25	325,254	—	325,254
HUF	1,000,000	Pays	6-month HUF BUBOR (pays semi-annually)	1.20% (pays annually)	11/4/25	(207,223)	—	(207,223)
HUF	4,450,000	Pays	6-month HUF BUBOR (pays semi-annually)	6.19% (pays annually)	12/18/34	(547,878)	—	(547,878)
INR	2,051,353	Pays	1-day INR FBIL MIBOR (pays semi-annually)	6.23% (pays semi-annually)	3/20/29	(58,816)	—	(58,816)
INR	1,530,000	Pays	1-day INR FBIL MIBOR (pays semi-annually)	5.93% (pays semi-annually)	12/18/29	(271,089)	—	(271,089)
INR	866,000	Pays	1-day INR FBIL MIBOR (pays semi-annually)	5.94% (pays semi-annually)	12/18/29	(146,590)	—	(146,590)
INR	377,000	Pays	1-day INR FBIL MIBOR (pays semi-annually)	5.94% (pays semi-annually)	12/18/29	(63,443)	—	(63,443)
INR	292,870	Pays	1-day INR FBIL MIBOR (pays semi-annually)	5.95% (pays semi-annually)	12/18/29	(48,445)	—	(48,445)
INR	1,940,000	Pays	1-day INR FBIL MIBOR (pays semi-annually)	6.01% (pays semi-annually)	12/18/29	(260,296)	—	(260,296)
INR	1,150,500	Receives	1-day INR FBIL MIBOR (pays semi-annually)	6.08% (pays semi-annually)	12/18/29	115,803	—	115,803
KRW	2,938,000	Receives	3-month KRW Certificate of Deposit Rate (pays quarterly)	2.87% (pays quarterly)	12/18/29	8,500	—	8,500
KRW	3,623,000	Receives	3-month KRW Certificate of Deposit Rate (pays quarterly)	2.88% (pays quarterly)	12/18/29	9,421	—	9,421
KRW	3,919,300	Receives	3-month KRW Certificate of Deposit Rate (pays quarterly)	2.89% (pays quarterly)	12/18/29	8,125	—	8,125
KRW	2,742,000	Receives	3-month KRW Certificate of Deposit Rate (pays quarterly)	2.90% (pays quarterly)	12/18/29	4,798	—	4,798
KRW	1,371,000	Receives	3-month KRW Certificate of Deposit Rate (pays quarterly)	2.91% (pays quarterly)	12/18/29	1,816	—	1,816
37
See Notes to Financial Statements.

Emerging Markets Local Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
KRW	2,918,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.02% (pays quarterly)	9/18/34	$ 2,672	$ —	$ 2,672
KRW	3,181,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.02% (pays quarterly)	9/18/34	2,913	—	2,913
KRW	3,063,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.03% (pays quarterly)	9/18/34	4,790	—	4,790
MXN	130,204	Receives	Mexico Interbank TIIE 28 Day (pays monthly)	6.66% (pays monthly)	11/7/24	21,525	—	21,525
MXN	391,500	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	4.65% (pays monthly)	2/6/25	(360,418)	—	(360,418)
MXN	144,000	Receives	Mexico Interbank TIIE 28 Day (pays monthly)	7.40% (pays monthly)	3/11/25	86,853	—	86,853
MXN	1,046,200	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	10.37% (pays monthly)	8/4/25	27,836	—	27,836
MXN	566,720	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	10.39% (pays monthly)	8/5/25	20,702	—	20,702
MXN	964,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	9.98% (pays monthly)	9/11/25	(124,207)	—	(124,207)
MXN	222,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	4.71% (pays monthly)	12/12/25	(663,460)	—	(663,460)
MXN	111,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.07% (pays monthly)	4/28/26	(314,825)	—	(314,825)
MXN	165,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.11% (pays monthly)	6/8/26	(474,752)	—	(474,752)
MXN	293,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	9.56% (pays monthly)	10/16/26	(79,285)	—	(79,285)
MXN	151,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	9.57% (pays monthly)	10/16/26	(38,777)	—	(38,777)
MXN	300,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	9.54% (pays monthly)	10/19/26	(83,719)	—	(83,719)
MXN	266,200	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	9.57% (pays monthly)	10/19/26	(66,948)	—	(66,948)
MXN	162,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	8.71% (pays monthly)	9/6/29	(275,541)	—	(275,541)
MXN	127,900	Receives	Mexico Interbank TIIE 28 Day (pays monthly)	8.81% (pays monthly)	10/1/29	194,308	—	194,308
38
See Notes to Financial Statements.

Emerging Markets Local Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
PLN	50,000	Pays	6-month PLN WIBOR (pays semi-annually)	1.97% (pays annually)	1/20/25	$ (117,908)	$ —	$ (117,908)
PLN	10,800	Pays	6-month PLN WIBOR (pays semi-annually)	0.48% (pays annually)	8/7/25	(137,393)	—	(137,393)
PLN	11,000	Pays	6-month PLN WIBOR (pays semi-annually)	0.69% (pays annually)	8/26/25	(133,231)	—	(133,231)
PLN	42,000	Pays	6-month PLN WIBOR (pays semi-annually)	0.64% (pays annually)	1/25/26	(707,014)	—	(707,014)
PLN	13,250	Pays	6-month PLN WIBOR (pays semi-annually)	3.87% (pays annually)	3/3/27	(34,641)	—	(34,641)
PLN	99,138	Pays	6-month PLN WIBOR (pays semi-annually)	3.91% (pays annually)	3/3/27	(231,075)	—	(231,075)
PLN	75,000	Pays	6-month PLN WIBOR (pays semi-annually)	2.84% (pays annually)	1/10/28	(1,087,269)	—	(1,087,269)
PLN	23,914	Pays	6-month PLN WIBOR (pays semi-annually)	5.41% (pays annually)	6/19/29	83,476	—	83,476
PLN	58,000	Pays	6-month PLN WIBOR (pays semi-annually)	5.42% (pays annually)	6/19/29	213,701	—	213,701
PLN	13,700	Pays	6-month PLN WIBOR (pays semi-annually)	5.02% (pays annually)	9/18/29	(4,559)	—	(4,559)
PLN	22,550	Receives	6-month PLN WIBOR (pays semi-annually)	4.67% (pays annually)	12/18/29	81,310	—	81,310
PLN	26,700	Pays	6-month PLN WIBOR (pays semi-annually)	1.74% (pays annually)	7/2/31	(1,335,728)	—	(1,335,728)
PLN	20,500	Pays	6-month PLN WIBOR (pays semi-annually)	5.19% (pays annually)	9/21/32	18,367	—	18,367
PLN	18,000	Pays	6-month PLN WIBOR (pays semi-annually)	5.50% (pays annually)	6/19/34	102,462	—	102,462
PLN	7,086	Pays	6-month PLN WIBOR (pays semi-annually)	5.53% (pays annually)	6/19/34	44,540	—	44,540
PLN	9,675	Receives	6-month PLN WIBOR (pays semi-annually)	5.14% (pays annually)	12/18/34	8,533	—	8,533
THB	175,000	Pays	Thai Overnight Repurchase Rate (pays semi-annually)	1.29% (pays semi-annually)	11/25/24	(57,203)	—	(57,203)
THB	233,000	Receives	Thai Overnight Repurchase Rate (pays semi-annually)	1.02% (pays semi-annually)	3/17/25	53,062	—	53,062
THB	291,000	Pays	Thai Overnight Repurchase Rate (pays semi-annually)	0.90% (pays semi-annually)	2/23/26	(169,075)	—	(169,075)
THB	120,000	Pays	Thai Overnight Repurchase Rate (pays semi-annually)	1.30% (pays semi-annually)	11/18/26	(75,919)	—	(75,919)
THB	514,900	Pays	Thai Overnight Repurchase Rate (pays semi-annually)	2.94% (pays semi-annually)	12/20/28	591,681	—	591,681
THB	177,200	Pays	Thai Overnight Repurchase Rate (pays semi-annually)	2.95% (pays semi-annually)	12/20/28	205,608	—	205,608
THB	830,000	Pays	Thai Overnight Repurchase Rate (pays semi-annually)	2.18% (pays semi-annually)	6/19/29	140,266	—	140,266
39
See Notes to Financial Statements.

Emerging Markets Local Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
THB	132,000	Receives	Thai Overnight Repurchase Rate (pays semi-annually)	2.06% (pays semi-annually)	12/18/29	$ 1,955	$ —	$ 1,955
THB	125,900	Receives	Thai Overnight Repurchase Rate (pays semi-annually)	2.06% (pays semi-annually)	12/18/29	1,157	—	1,157
THB	149,000	Receives	Thai Overnight Repurchase Rate (pays semi-annually)	2.07% (pays semi-annually)	12/18/29	(98)	—	(98)
THB	204,600	Pays	Thai Overnight Repurchase Rate (pays semi-annually)	1.72% (pays semi-annually)	10/29/31	(197,733)	—	(197,733)
THB	200,000	Pays	Thai Overnight Repurchase Rate (pays semi-annually)	1.69% (pays semi-annually)	11/4/31	(250,116)	—	(250,116)
THB	678,000	Pays	Thai Overnight Repurchase Rate (pays semi-annually)	2.48% (pays semi-annually)	6/19/34	175,240	—	175,240
ZAR	244,000	Receives	3-month ZAR JIBAR (pays quarterly)	7.04% (pays quarterly)	3/12/25	65,160	—	65,160
ZAR	65,700	Receives	3-month ZAR JIBAR (pays quarterly)	6.91% (pays quarterly)	3/13/25	20,125	—	20,125
ZAR	148,900	Receives	3-month ZAR JIBAR (pays quarterly)	7.83% (pays quarterly)	12/18/29	32,286	—	32,286
Total						$(3,606,955)	$ —	$(3,606,955)
Interest Rate Swaps (OTC)
Counterparty	Notional Amount (000's omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)
Bank of America, N.A.	MYR	112,767	Pays	3-month MYR KLIBOR (pays quarterly)	3.64% (pays quarterly)	9/18/29	$ 86,554
Bank of America, N.A.	MYR	138,600	Pays	3-month MYR KLIBOR (pays quarterly)	3.68% (pays quarterly)	9/18/29	176,363
BNP Paribas	MYR	17,413	Pays	3-month MYR KLIBOR (pays quarterly)	2.95% (pays quarterly)	3/16/27	(54,806)
Citibank, N.A.	MYR	113,116	Pays	3-month MYR KLIBOR (pays quarterly)	3.64% (pays quarterly)	9/18/29	88,509
Goldman Sachs International	MYR	28,854	Receives	3-month MYR KLIBOR (pays quarterly)	3.50% (pays quarterly)	12/18/29	25,225
JPMorgan Chase Bank, N.A.	MYR	88,787	Pays	3-month MYR KLIBOR (pays quarterly)	2.95% (pays quarterly)	3/16/27	(279,951)
Standard Chartered Bank	MYR	34,430	Pays	3-month MYR KLIBOR (pays quarterly)	3.46% (pays quarterly)	12/18/29	(43,734)
Standard Chartered Bank	MYR	24,746	Receives	3-month MYR KLIBOR (pays quarterly)	3.49% (pays quarterly)	12/18/29	23,070
40
See Notes to Financial Statements.

Emerging Markets Local Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Interest Rate Swaps (OTC) (continued)
Counterparty	Notional Amount (000's omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)
Standard Chartered Bank	MYR	16,800	Pays	3-month MYR KLIBOR (pays quarterly)	3.58% (pays quarterly)	12/18/29	$ 659
Total							$21,889
Cross-Currency Swaps (OTC)
Counterparty	Portfolio Receives	Portfolio Pays	Effective Date/ Termination Date(1)	Value/Unrealized Appreciation (Depreciation)
Bank of America, N.A.	3-month PLN WIBOR + 0.59% on PLN 57,353,966 (Notional Amount) (pays quarterly) plus EUR equivalent of Notional Amount*	3-month EURIBOR on EUR equivalent of Notional Amount (pays quarterly) plus Notional Amount*	6/5/26/ 6/5/29	$(670)
BNP Paribas	Colombia Overnight Interbank Reference Rate + 1.26% on COP 275,457,038,787 (Notional Amount) (pays quarterly) plus USD 69,472,141*	SOFR on USD 69,472,141 (pays quarterly) plus USD equivalent of Notional Amount*	6/13/25/ 6/13/26	152,309
Goldman Sachs International	Colombia Overnight Interbank Reference Rate + 1.34% on COP 153,241,516,000 (Notional Amount) (pays quarterly) plus USD 39,772,000*	SOFR on USD 39,772,000 (pays quarterly) plus USD equivalent of Notional Amount*	5/30/25/ 5/30/26	199,482
JPMorgan Chase Bank, N.A.	3-month PLN WIBOR + 0.62% on PLN 109,473,675 (Notional Amount) (pays quarterly) plus EUR equivalent of Notional Amount*	3-month EURIBOR on EUR equivalent of Notional Amount (pays quarterly) plus Notional Amount*	5/31/26/ 5/31/29	20,567
				$371,688
(1)	Effective date represents the date on which the Portfolio and counterparty exchange the currencies and begin interest payment accrual.
*	The Portfolio pays interest on the currency received and receives interest on the currency delivered. At the termination date, the notional amount of the currency received will be exchanged for the notional amount of the currency delivered. For non-deliverable currency swaps, the net of the USD amount and USD equivalent of the Notional Amount will be paid or received by the Portfolio.
Abbreviations:
BUBOR	– Budapest Interbank Offered Rate
EURIBOR	– Euro Interbank Offered Rate
FBIL	– Financial Benchmarks India Ltd.
JIBAR	– Johannesburg Interbank Average Rate
KLIBOR	– Kuala Lumpur Interbank Offered Rate
MIBOR	– Mumbai Interbank Offered Rate
OTC	– Over-the-counter

PIK	– Payment In Kind
PRIBOR	– Prague Interbank Offered Rate
SAIBOR	Saudi Arabian Interbank Offered Rate
SOFR	– Secured Overnight Financing Rate
TLREF	– Turkish Lira Overnight Reference Rate
WIBOR	– Warsaw Interbank Offered Rate

Currency Abbreviations:
ALL	– Albanian Lek
AMD	– Armenian Dram
BAM	– Bosnia-Herzegovina Convertible Mark

BRL	– Brazilian Real
CLP	– Chilean Peso
CNH	– Yuan Renminbi Offshore
41
See Notes to Financial Statements.

Emerging Markets Local Income Portfolio
October 31, 2024
Portfolio of Investments — continued

CNY	– Yuan Renminbi
COP	– Colombian Peso
CZK	– Czech Koruna
DOP	– Dominican Peso
EGP	– Egyptian Pound
ETB	– Ethiopian Birr
EUR	– Euro
GEL	– Georgian Lari
GHS	– Ghanaian Cedi
HUF	– Hungarian Forint
IDR	– Indonesian Rupiah
INR	– Indian Rupee
KES	– Kenyan Shilling
KRW	– South Korean Won
KZT	– Kazakhstani Tenge
MXN	– Mexican Peso
MYR	– Malaysian Ringgit

NGN	– Nigerian Naira
PEN	– Peruvian Sol
PKR	– Pakistan Rupee
PLN	– Polish Zloty
PYG	– Paraguayan Guarani
RON	– Romanian Leu
RSD	– Serbian Dinar
SAR	– Saudi Riyal
SGD	– Singapore Dollar
THB	– Thai Baht
TRY	– Turkish Lira
TWD	– New Taiwan Dollar
USD	– United States Dollar
UYU	– Uruguayan Peso
UZS	– Uzbekistani Som
VND	– Viet Nam Dong
ZAR	– South African Rand

42
See Notes to Financial Statements.

Emerging Markets Local Income Portfolio
October 31, 2024
Statement of Assets and Liabilities

October 31, 2024
Assets
Unaffiliated investments, at value (identified cost $1,113,852,620)	$1,050,870,600
Affiliated investments, at value (identified cost $5,727,085)	5,727,085
Cash	444,785
Deposits for derivatives collateral:
Centrally cleared derivatives	32,259,073
OTC derivatives	4,245,000
Foreign currency, at value (identified cost $21,892,135)	21,809,363
Interest and dividends receivable	24,445,543
Dividends receivable from affiliated investments	13,322
Receivable for investments sold	10,115,640
Receivable for variation margin on open futures contracts	16,830
Receivable for open forward foreign currency exchange contracts	27,008,121
Receivable for open swap contracts	772,738
Receivable for closed swap contracts	47,556
Receivable for open non-deliverable bond forward contracts	144,926
Trustees' deferred compensation plan	89,771
Total assets	$1,178,010,353
Liabilities
Cash collateral due to brokers	$3,133,000
Written options outstanding, at value (premiums received $104,747)	110,271
Payable for investments purchased	1,101,270
Payable for variation margin on open centrally cleared derivatives	131,506
Payable for open forward foreign currency exchange contracts	24,857,377
Payable for open swap contracts	379,161
Payable for open non-deliverable bond forward contracts	644,688
Payable to affiliates:
Investment adviser fee	670,371
Trustees' fees	6,325
Trustees' deferred compensation plan	89,771
Interest payable on securities sold short	195,821
Accrued foreign capital gains taxes	441,568
Accrued expenses	770,211
Total liabilities	$32,531,340
Net Assets applicable to investors' interest in Portfolio	$1,145,479,013
43
See Notes to Financial Statements.

Emerging Markets Local Income Portfolio
October 31, 2024
Statement of Operations

Year Ended
October 31, 2024
Investment Income
Dividend income from affiliated investments	$2,774,954
Interest income (net of foreign taxes withheld of $1,660,670)	115,009,097
Other income	14,048
Total investment income	$117,798,099
Expenses
Investment adviser fee	$7,976,751
Trustees’ fees and expenses	77,399
Custodian fee	976,692
Legal and accounting services	157,612
Interest expense and fees	499,888
Interest expense on securities sold short	1,036,519
Miscellaneous	42,481
Total expenses	$10,767,342
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$81,557
Total expense reductions	$81,557
Net expenses	$10,685,785
Net investment income	$107,112,314
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions (net of foreign capital gains taxes of $202,598)	$(56,682,367)
Written options	354,000
Securities sold short	866,617
Futures contracts	(223,489)
Swap contracts	(8,064,879)
Foreign currency transactions	8,135,303
Forward foreign currency exchange contracts	394,363
Non-deliverable bond forward contracts	1,334,458
Net realized loss	$(53,885,994)
Change in unrealized appreciation (depreciation):
Investments (including net increase in accrued foreign capital gains taxes of $87,263)	$61,313,912
Written options	(78,065)
Securities sold short	(211,248)
Futures contracts	301,487
Swap contracts	11,670,723
Foreign currency	281,468
Forward foreign currency exchange contracts	(1,766,221)
Non-deliverable bond forward contracts	(541,520)
Net change in unrealized appreciation (depreciation)	$70,970,536
Net realized and unrealized gain	$17,084,542
Net increase in net assets from operations	$124,196,856
44
See Notes to Financial Statements.

Emerging Markets Local Income Portfolio
October 31, 2024
Statements of Changes in Net Assets

	Year Ended October 31,
	2024	2023
Increase (Decrease) in Net Assets
From operations:
Net investment income	$107,112,314	$72,437,283
Net realized loss	(53,885,994)	(63,719,108)
Net change in unrealized appreciation (depreciation)	70,970,536	130,772,686
Net increase in net assets from operations	$124,196,856	$139,490,861
Capital transactions:
Contributions	$234,218,091	$327,529,582
Withdrawals	(282,950,097)	(355,736,811)
Net decrease in net assets from capital transactions	$(48,732,006)	$(28,207,229)
Net increase in net assets	$75,464,850	$111,283,632
Net Assets
At beginning of year	$1,070,014,163	$958,730,531
At end of year	$1,145,479,013	$1,070,014,163
45
See Notes to Financial Statements.

Emerging Markets Local Income Portfolio
October 31, 2024
Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2024	2023	2022	2021	2020
Ratios (as a percentage of average daily net assets):(1)
Total expenses	0.86%(2)	0.73%	0.76%	0.75%	0.79%
Net expenses	0.86%(2)(3)	0.72%(3)	0.76%(3)	0.75%	0.79%
Net investment income	8.66%	6.43%	6.43%	4.98%	5.79%
Portfolio Turnover	85%	67%	33%	56%	56%
Total Return	11.30%	15.00%	(20.12)%	1.48%	0.08%
Net assets, end of year (000’s omitted)	$1,145,479	$1,070,014	$958,731	$1,561,621	$1,253,935
(1)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
(2)	Includes interest expense, including on securities sold short and reverse repurchase agreements, of 0.12% of average daily net assets for the year ended October 31, 2024.
(3)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.01%, 0.01% and less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022, respectively).
46

Emerging Markets Local Income Portfolio
October 31, 2024
Notes to Financial Statements

1  Significant Accounting Policies
Emerging Markets Local Income Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2024, Eaton Vance Emerging Markets Local Income Fund, Eaton Vance Strategic Income Fund and Eaton Vance International (Cayman Islands) Strategic Income Fund held an interest of 88.3%, 11.3% and 0.4%, respectively, in the Portfolio.
The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Derivatives. U.S. exchange-traded options are valued at the mean between the bid and ask prices at valuation time as reported by the Options Price Reporting Authority. Non-U.S. exchange-traded options and over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Non-deliverable bond forward contracts are generally valued based on the current price of the underlying bond as provided by a third party pricing service and current interest rates. Swaps and options on interest rate swaps ("swaptions") are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Portfolio’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign interest and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries’ tax rules and rates.
47

Emerging Markets Local Income Portfolio
October 31, 2024
Notes to Financial Statements — continued

D  Federal and Other Taxes—The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.
In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.
As of October 31, 2024, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
F  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
G  Indemnifications—Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.
H  Futures Contracts—Upon entering into a futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.
I  Forward Foreign Currency Exchange and Non-Deliverable Bond Forward Contracts—The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Portfolio and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The Portfolio may also enter into non-deliverable bond forward contracts for the purchase of a bond denominated in a non-deliverable foreign currency at a fixed price on a future date. For non-deliverable bond forward contracts, unrealized gains and losses, based on changes in the value of the contract, and realized gains and losses are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.
J  Purchased Options—Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying
48

Emerging Markets Local Income Portfolio
October 31, 2024
Notes to Financial Statements — continued

investment transaction to determine the realized gain or loss. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.
K  Written Options—Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the exercise price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the exercise price of the option (in the case of a call) at contract termination. The Portfolio, as a writer of an option, may have no control over whether the underlying instrument may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the instrument underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.
L  Interest Rate Swaps—Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared. Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, if any (which are amortized over the life of the swap contract), are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.
M  Credit Default Swaps—When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 5 and 9. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
N  Swaptions—A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Portfolio purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked-to-market to reflect the current value of the swaption. A written swaption gives the Portfolio the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Portfolio writes a swaption, the premium received by the Portfolio is recorded as a liability and subsequently marked-to-market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Portfolio’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract. Purchased swaptions traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.
49

Emerging Markets Local Income Portfolio
October 31, 2024
Notes to Financial Statements — continued

O  Repurchase Agreements—A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked-to-market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.
P  Reverse Repurchase Agreements—Under a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio security to another party, such as a bank or broker/dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the security at an agreed upon time and price, which reflects an interest payment. In periods of increased demand for a security, the Portfolio may receive a payment from the counterparty for the use of the security, which is recorded as interest income. Because the Portfolio retains effective control over the transferred security, the transaction is accounted for as a secured borrowing. The Portfolio may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds (and the counterparty making a loan), they constitute a form of leverage. The Portfolio segregates cash or liquid assets equal to its obligation to repurchase the security. During the term of the agreement, the Portfolio may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. In the event the counterparty to a reverse repurchase agreement becomes insolvent, recovery of the security transferred by the Portfolio may be delayed or the Portfolio may incur a loss equal to the amount by which the value of the security transferred by the Portfolio exceeds the repurchase price payable by the Portfolio.
Q  Securities Sold Short—A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest, which accrue during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest and dividends payable on securities sold short are recorded as an expense.
2  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Portfolio. The investment adviser fee is computed at an annual rate as a percentage of the Portfolio’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $1 billion	0.650%
$1 billion but less than $2 billion	0.625%
$2 billion but less than $5 billion	0.600%
$5 billion and over	0.575%
For the year ended October 31, 2024, the Portfolio’s investment adviser fee amounted to $7,976,751 or 0.64% of the Portfolio’s average daily net assets.
The Portfolio may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Portfolio is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Fund. For the year ended October 31, 2024, the investment adviser fee paid was reduced by $81,557 relating to the Portfolio's investment in the Liquidity Fund.
Trustees and officers of the Portfolio who are members of BMR’s organization receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Portfolio are officers of the above organization.
50

Emerging Markets Local Income Portfolio
October 31, 2024
Notes to Financial Statements — continued

3  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and securities sold short, aggregated $849,077,747 and $776,739,704, respectively, for the year ended October 31, 2024.
4  Federal Income Tax Basis of Investments
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2024, as determined on a federal income tax basis, were as follows:
Aggregate cost	$1,074,128,206
Gross unrealized appreciation	$72,501,144
Gross unrealized depreciation	(89,761,027)
Net unrealized depreciation	$(17,259,883)
5  Financial Instruments
The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, swaptions, forward foreign currency exchange contracts, non-deliverable bond forward contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2024 is included in the Portfolio of Investments. At October 31, 2024, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.
In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:
Credit Risk: During the year ended October 31, 2024, the Portfolio entered into credit default swap contracts to enhance total return and/or as a substitute for the purchase or sale of securities.
Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts, currency options and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.
Interest Rate Risk: The Portfolio utilizes various interest rate derivatives including non-deliverable bond forward contracts, interest rate futures contracts, interest rate swaps, interest rate swaptions and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in interest rates and/or to change the effective duration of its portfolio.
The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2024, the fair value of derivatives with credit-related contingent features in a net liability position was $25,991,497. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $7,896,601 at October 31, 2024.
The OTC derivatives in which the Portfolio invests (except for written options as the Portfolio, not the counterparty, is obligated to perform) are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.
51

Emerging Markets Local Income Portfolio
October 31, 2024
Notes to Financial Statements — continued

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2024 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2024.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2024 was as follows:
	Fair Value
Statement of Assets and Liabilities Caption	Foreign Exchange	Interest Rate	Total
Unaffiliated investments, at value	$466,775	$22	$466,797
Not applicable	11,040,240*	11,988,839*	23,029,079
Receivable for open forward foreign currency exchange contracts	27,008,121	—	27,008,121
Receivable for open swap contracts	—	772,738	772,738
Receivable for open non-deliverable bond forward contracts	—	144,926	144,926
Total Asset Derivatives	$38,515,136	$12,906,525	$51,421,661
Derivatives not subject to master netting or similar agreements	$11,040,240	$11,988,839	$23,029,079
Total Asset Derivatives subject to master netting or similar agreements	$27,474,896	$917,686	$28,392,582
Written options outstanding, at value	$(110,271)	$ —	$(110,271)
Not applicable	(19,514,356)*	(15,156,125)*	(34,670,481)
Payable for open forward foreign currency exchange contracts	(24,857,377)	—	(24,857,377)
Payable for open swap contracts	—	(379,161)	(379,161)
Payable for open non-deliverable bond forward contracts	—	(644,688)	(644,688)
Total Liability Derivatives	$(44,482,004)	$(16,179,974)	$(60,661,978)
Derivatives not subject to master netting or similar agreements	$(19,514,356)	$(15,156,125)	$(34,670,481)
Total Liability Derivatives subject to master netting or similar agreements	$(24,967,648)	$(1,023,849)	$(25,991,497)
*	Only the current day’s variation margin on open futures contracts and centrally cleared derivatives is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts and centrally cleared derivatives, as applicable.
52

Emerging Markets Local Income Portfolio
October 31, 2024
Notes to Financial Statements — continued

The Portfolio's derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of October 31, 2024.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received
Bank of America, N.A.	$921,705	$(921,705)	$ —	$ —	$ —	$ —
Barclays Bank PLC	1,220,395	(1,220,395)	—	—	—	—
BNP Paribas	1,197,566	(1,197,566)	—	—	—	—
Citibank, N.A.	2,473,926	(711,615)	—	(1,762,311)	—	2,303,000
Deutsche Bank AG	48,306	(48,306)	—	—	—	—
Goldman Sachs International	1,034,891	(1,034,891)	—	—	—	—
HSBC Bank USA, N.A.	563,845	(563,845)	—	—	—	—
ICBC Standard Bank plc	1,157,540	(9,723)	—	(830,000)	317,817	830,000
JPMorgan Chase Bank, N.A.	1,492,023	(1,492,023)	—	—	—	—
Societe Generale	21,917	(21,917)	—	—	—	—
Standard Chartered Bank	16,583,584	(12,618,433)	—	—	3,965,151	—
State Street Bank and Trust Company	541,496	(424,448)	(117,048)	—	—	—
UBS AG	1,135,388	(1,135,388)	—	—	—	—
	$28,392,582	$(21,400,255)	$(117,048)	$(2,592,311)	$4,282,968	$3,133,000

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged
Bank of America, N.A.	$(1,267,820)	$921,705	$290,355	$55,760	$ —	$242,000
Barclays Bank PLC	(2,067,712)	1,220,395	612,547	—	(234,770)	—
BNP Paribas	(1,930,726)	1,197,566	574,526	—	(158,634)	—
Citibank, N.A.	(711,615)	711,615	—	—	—	—
Credit Agricole Corporate and Investment Bank	(487,279)	—	220,630	170,000	(96,649)	170,000
Deutsche Bank AG	(162,254)	48,306	—	—	(113,948)	—
Goldman Sachs International	(1,237,198)	1,034,891	150,614	—	(51,693)	—
HSBC Bank USA, N.A.	(1,424,990)	563,845	806,929	—	(54,216)	—
ICBC Standard Bank plc	(9,723)	9,723	—	—	—	—
JPMorgan Chase Bank, N.A.	(2,087,162)	1,492,023	177,702	210,000	(207,437)	210,000
Societe Generale	(158,300)	21,917	—	—	(136,383)	—
Standard Chartered Bank	(12,618,433)	12,618,433	—	—	—	490,000
State Street Bank and Trust Company	(424,448)	424,448	—	—	—	—
53

Emerging Markets Local Income Portfolio
October 31, 2024
Notes to Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged
UBS AG	$(1,403,837)	$1,135,388	$ —	$ —	$(268,449)	$ —
	$(25,991,497)	$21,400,255	$2,833,303	$435,760	$(1,322,179)	$1,112,000
Total — Deposits for derivatives collateral — OTC derivatives						$4,245,000
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2024 was as follows:
Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate	Total
Net realized gain (loss):
Investment transactions	$ —	$(3,687,962)	$ —	$(3,687,962)
Written options	—	623,688	(269,688)	354,000
Futures contracts	—	—	(223,489)	(223,489)
Swap contracts	(2,234)	—	(8,062,645)	(8,064,879)
Forward foreign currency exchange contracts	—	394,363	—	394,363
Non-deliverable bond forward contracts	—	—	1,334,458	1,334,458
Total	$(2,234)	$(2,669,911)	$(7,221,364)	$(9,893,509)
Change in unrealized appreciation (depreciation):
Investments	$ —	$(235,646)	$(109,830)	$(345,476)
Written options	—	(78,065)	—	(78,065)
Futures contracts	—	—	301,487	301,487
Swap contracts	2,068	—	11,668,655	11,670,723
Forward foreign currency exchange contracts	—	(1,766,221)	—	(1,766,221)
Non-deliverable bond forward contracts	—	—	(541,520)	(541,520)
Total	$2,068	$(2,079,932)	$11,318,792	$9,240,928
The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2024, which are indicative of the volume of these derivative types, were approximately as follows:
Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Non-Deliverable Bond Forward Contracts	Purchased Swaptions	Swap Contracts
$17,366,000	$3,323,413,000	$70,015,000	$13,022,000	$1,574,699,000
*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.
The average principal amount of purchased and written currency options contracts outstanding during the year ended October 31, 2024, which are indicative of the volume of these derivative types, were approximately $104,679,000 and $5,754,000, respectively.
54

Emerging Markets Local Income Portfolio
October 31, 2024
Notes to Financial Statements — continued

6  Line of Credit
The Portfolio participates with other portfolios and funds managed by BMR and its affiliates in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 21, 2025. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings generally at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2024, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2024.
7  Reverse Repurchase Agreements
There were no reverse repurchase agreements outstanding as of October 31, 2024. For the year ended October 31, 2024, the average borrowings under settled reverse repurchase agreements and the average annual interest rate paid were approximately $4,112,000 and 5.65%, respectively.
8  Affiliated Investments
At October 31, 2024, the value of the Portfolio's investment in funds that may be deemed to be affiliated was $5,727,085, which represents 0.5% of the Portfolio's net assets. Transactions in such investments by the Portfolio for the year ended October 31, 2024 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$97,178,009	$666,244,292	$(757,695,216)	$ —	$ —	$5,727,085	$2,774,954	5,727,085
9  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At October 31, 2024, the hierarchy of inputs used in valuing the Portfolio's investments and open derivative instruments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Foreign Corporate Bonds	$ —	$ 83,774,482	$ —	$ 83,774,482
Loan Participation Notes	—	—	19,425,118	19,425,118
Sovereign Government Bonds	—	815,219,802	—	815,219,802
Short-Term Investments:
Affiliated Fund	5,727,085	—	—	5,727,085
Sovereign Government Securities	—	123,504,383	—	123,504,383
U.S. Treasury Obligations	—	8,480,018	—	8,480,018
Purchased Currency Options	—	466,775	—	466,775
55

Emerging Markets Local Income Portfolio
October 31, 2024
Notes to Financial Statements — continued

Asset Description (continued)	Level 1	Level 2	Level 3	Total
Purchased Interest Rate Swaptions	$ —	$ 22	$ —	$ 22
Total Investments	$5,727,085	$1,031,445,482	$19,425,118	$1,056,597,685
Forward Foreign Currency Exchange Contracts	$ —	$ 38,048,361	$ —	$ 38,048,361
Non-Deliverable Bond Forward Contracts	—	144,926	—	144,926
Futures Contracts	439,669	—	—	439,669
Swap Contracts	—	12,321,908	—	12,321,908
Total	$6,166,754	$1,081,960,677	$19,425,118	$1,107,552,549
Liability Description
Written Currency Options	$ —	$ (110,271)	$ —	$ (110,271)
Forward Foreign Currency Exchange Contracts	—	(44,371,733)	—	(44,371,733)
Non-Deliverable Bond Forward Contracts	—	(644,688)	—	(644,688)
Swap Contracts	—	(15,535,286)	—	(15,535,286)
Total	$ —	$ (60,661,978)	$ —	$ (60,661,978)
The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
Loan Participation Notes
Balance as of October 31, 2023	$25,557,142
Realized gains (losses)	(1,602,624)
Change in net unrealized appreciation (depreciation)	1,323,294
Cost of purchases	—
Proceeds from sales, including return of capital	(6,318,157)
Accrued discount (premium)	465,463
Transfers to Level 3	—
Transfers from Level 3	—
Balance as of October 31, 2024	$19,425,118
Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2024	$432,579
The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 investments held as of October 31, 2024:
Type of Investment	Fair Value as of October 31, 2024	Valuation Technique	Unobservable Input	Range of Unobservable Input	Impact to Valuation from an Increase to Input*
Loan Participation Notes	$19,425,118	Matrix Pricing	Adjusted Credit Spread to the Central Bank of Uzbekistan Quoted Policy Rate	5.10% - 6.10%**	Decrease
*	Represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.
**	The weighted average of the unobservable input is 5.78% based on relative principal amounts.
56

Emerging Markets Local Income Portfolio
October 31, 2024
Notes to Financial Statements — continued

10  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country, and by acts of terrorism and war. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
Emerging market securities often involve greater risks than developed market securities. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain economic sectors. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. Governmental actions can have a significant effect on the economic conditions in emerging market countries. It may be more difficult to make a claim or obtain a judgment in the courts of these countries than it is in the United States. The possibility of fraud, negligence, undue influence being exerted by an issuer or refusal to recognize ownership exists in some emerging markets. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. Emerging market securities are also subject to speculative trading, which contributes to their volatility.
Economic data as reported by sovereign entities may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a sovereign entity to restructure defaulted debt may be limited. Therefore, losses on sovereign defaults may far exceed the losses from the default of a similarly rated U.S. debt issuer.
57

Emerging Markets Local Income Portfolio
October 31, 2024
Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Emerging Markets Local Income Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Emerging Markets Local Income Portfolio (the “Portfolio"), including the portfolio of investments, as of October 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 18, 2024
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
58

Eaton Vance
Emerging Markets Local Income Fund
October 31, 2024
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 6, 2024, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised of all of the Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings held between April and June 2024, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios, and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other funds, collective investment trusts and institutional accounts) with the same or substantially similar investment objective as the fund and with a significant overlap in holdings based on criteria set by the Board, if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used by the adviser to determine the value of fund assets, including, when necessary, the determination of “fair value” by the adviser in its role as each funds’ valuation designee and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other funds and investment accounts, as applicable;
1    Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report. Eaton Vance Management and Boston Management and Research are referred to collectively as the “adviser.”
59

Eaton Vance
Emerging Markets Local Income Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The personal trading codes of ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, including descriptions of their various compliance programs and their record of compliance and remediation;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund;
• A description of the adviser’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost, and character of the administrative and other non-investment advisory services provided by the adviser and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule), and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates, and other relevant matters;
• The risks that the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 6, 2024 meeting, the Board and its committees received information from portfolio managers and other investment professionals of the adviser and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Board and its committees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the funds, and received and participated in reports and presentations provided by the adviser and sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular video or telephone conferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Kirkland & Ellis LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Emerging Markets Local Income Fund (the “Fund”) and Eaton Vance Management (“EVM”), as well as the investment advisory agreement between Emerging Markets Local Income Portfolio (the “Portfolio”), the portfolio in which the Fund invests, and Boston Management and Research (“BMR”) (EVM, with respect to the Fund, and BMR, with
60

Eaton Vance
Emerging Markets Local Income Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

respect to the Portfolio, are each referred to herein as the “Adviser”), including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Fund and the Portfolio.
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreements for the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Fund and the Portfolio by the applicable Adviser.
The Board considered each Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund and the Portfolio, including the education and experience of the investment professionals who provide services to the Fund and the Portfolio, including recent changes to such personnel. The Board considered each Adviser’s expertise with respect to emerging markets and in-house research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of each Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund and the Portfolio, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund and the Portfolio, including the provision of administrative services. The Board also considered the business-related and other risks to which each Adviser or its affiliates may be subject in managing the Fund and the Portfolio.
The Board noted that under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it would receive a fee, or in the Portfolio, for which it receives no separate fee but for which BMR receives an advisory fee from the Portfolio. The Trustees considered the potential benefits to the Fund of the ability to make direct investments, such as an improved ability to: gain exposure to sectors of the market EVM believes may not be represented or underrepresented by the Portfolio; to hedge certain Portfolio exposures; and/or to otherwise manage the exposures of the Fund.
The Board considered the compliance programs of each Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, compliance with policies and procedures, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered relevant examinations of each Adviser and its affiliates by regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by each Adviser, taken as a whole, are appropriate and consistent with the terms of the applicable investment advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2023. In this regard, the Board noted that the performance of the Fund was lower than the median performance of the Fund’s peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its benchmark index for the three-year period. On the basis of the foregoing, the performance of the Fund over other periods, and other relevant information provided by the Adviser in response to requests from the Contract Review Committee, the Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Portfolio and by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2023, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also received and considered information about the services offered and the fee rates charged by the Adviser to other types of accounts with the same or substantially similar investment objective as the Fund and with a significant overlap in holdings based on criteria set by the Board. For any such type of account, the Board received information about the differences in the nature and scope of services the Adviser provides to the Fund as compared to other type of account and the material differences in compliance, reporting and other legal burdens and risks to the Adviser as between the Fund and other type of account.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by each Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
61

Eaton Vance
Emerging Markets Local Income Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by each Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by each Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by each Adviser and its affiliates are not excessive.
The Board also considered direct or indirect fall-out benefits received by each Adviser and its affiliates in connection with their respective relationships with the Fund and the Portfolio, including the benefits of research services that may be available to each Adviser as a result of securities transactions effected for the Fund and the Portfolio and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the applicable Adviser and its affiliates, on the one hand, and the Fund and the Portfolio , on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. To assist in the evaluation of the sharing of any economies of scale, the Board received data showing for recent years, asset levels, Adviser profitability and total expense ratios. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fees, which include breakpoints at several asset levels, will allow the Fund and the Portfolio to continue to benefit from any economies of scale in the future.
62

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EEIAX-NCSR    10.31.24

Eaton Vance
Floating-Rate Fund
Annual Financial Statements and
Additional Information
October 31, 2024

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the prospectus and/or statement of additional information, which can be obtained by calling 1-800-262-1122 or from a financial intermediary. Prospective investors should read the prospectus carefully before investing.

Annual Financial Statements and Additional Information October 31, 2024
Eaton Vance
Floating-Rate Fund

Eaton Vance
Floating-Rate Fund
October 31, 2024
Statement of Assets and Liabilities

October 31, 2024
Assets
Investment in Eaton Vance Floating Rate Portfolio, at value (identified cost $4,742,513,967)	$4,620,903,945
Receivable for Fund shares sold	6,798,002
Total assets	$4,627,701,947
Liabilities
Payable for Fund shares redeemed	$13,399,655
Distributions payable	5,522,767
Payable to affiliates:
Administration fee	585,717
Distribution and service fees	202,271
Trustees' fees	42
Accrued expenses	967,932
Total liabilities	$20,678,384
Net Assets	$4,607,023,563
Sources of Net Assets
Paid-in capital	$5,738,973,967
Accumulated loss	(1,131,950,404)
Net Assets	$4,607,023,563
Advisers Class Shares
Net Assets	$121,691,251
Shares Outstanding	14,532,131
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$8.37
Class A Shares
Net Assets	$538,563,441
Shares Outstanding	62,160,175
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$8.66
Maximum Offering Price Per Share (100 ÷ 96.75 of net asset value per share)	$8.95
Class C Shares
Net Assets	$73,083,213
Shares Outstanding	8,736,727
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$8.37
Class I Shares
Net Assets	$3,056,516,522
Shares Outstanding	364,749,225
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$8.38
1
See Notes to Financial Statements.

Eaton Vance
Floating-Rate Fund
October 31, 2024
Statement of Assets and Liabilities — continued

October 31, 2024
Class R6 Shares
Net Assets	$817,169,136
Shares Outstanding	97,420,491
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$8.39
On sales of $100,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
2
See Notes to Financial Statements.

Eaton Vance
Floating-Rate Fund
October 31, 2024
Statement of Operations

Year Ended
October 31, 2024
Investment Income
Dividend income allocated from Portfolio	$7,546,832
Interest income allocated from Portfolio	428,187,058
Other income allocated from Portfolio	3,941,709
Expenses allocated from Portfolio	(27,113,294)
Total investment income from Portfolio	$412,562,305
Expenses
Administration fee	$7,087,551
Distribution and service fees:
Advisers Class	305,885
Class A	1,423,214
Class C	831,241
Trustees’ fees and expenses	500
Custodian fee	62,030
Transfer and dividend disbursing agent fees	2,760,342
Legal and accounting services	261,076
Printing and postage	215,970
Registration fees	218,120
Miscellaneous	57,186
Total expenses	$13,223,115
Net investment income	$399,339,190
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss):
Investment transactions	$(149,937,727)
Foreign currency transactions	(1,576,813)
Forward foreign currency exchange contracts	(11,949,098)
Net realized loss	$(163,463,638)
Change in unrealized appreciation (depreciation):
Investments	$218,969,679
Foreign currency	425,085
Forward foreign currency exchange contracts	5,406,393
Net change in unrealized appreciation (depreciation)	$224,801,157
Net realized and unrealized gain	$61,337,519
Net increase in net assets from operations	$460,676,709
3
See Notes to Financial Statements.

Eaton Vance
Floating-Rate Fund
October 31, 2024
Statements of Changes in Net Assets

	Year Ended October 31,
	2024	2023
Increase (Decrease) in Net Assets
From operations:
Net investment income	$399,339,190	$441,790,351
Net realized loss	(163,463,638)	(284,912,809)
Net change in unrealized appreciation (depreciation)	224,801,157	399,557,092
Net increase in net assets from operations	$460,676,709	$556,434,634
Distributions to shareholders:
Advisers Class	$(10,491,650)	$(6,652,329)
Class A	(48,861,119)	(50,592,690)
Class C	(6,521,856)	(7,196,866)
Class I	(279,184,005)	(322,989,148)
Class R6	(69,548,158)	(55,794,960)
Total distributions to shareholders	$(414,606,788)	$(443,225,993)
Transactions in shares of beneficial interest:
Advisers Class	$(3,129,842)	$45,758,267
Class A	(73,252,807)	(113,678,147)
Class C	(16,152,759)	(31,000,899)
Class I	(318,384,582)	(2,014,176,168)
Class R6	38,625,639	135,361,177
Net decrease in net assets from Fund share transactions	$(372,294,351)	$(1,977,735,770)
Net decrease in net assets	$(326,224,430)	$(1,864,527,129)
Net Assets
At beginning of year	$4,933,247,993	$6,797,775,122
At end of year	$4,607,023,563	$4,933,247,993
4
See Notes to Financial Statements.

Eaton Vance
Floating-Rate Fund
October 31, 2024
Financial Highlights

	Advisers Class
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$8.29	$8.15	$8.81	$8.47	$8.74
Income (Loss) From Operations
Net investment income(1)	$0.69	$0.66	$0.32	$0.27	$0.32
Net realized and unrealized gain (loss)	0.11	0.13	(0.64)	0.34	(0.27)
Total income (loss) from operations	$0.80	$0.79	$(0.32)	$0.61	$0.05
Less Distributions
From net investment income	$(0.72)	$(0.65)	$(0.34)	$(0.27)	$(0.32)
Total distributions	$(0.72)	$(0.65)	$(0.34)	$(0.27)	$(0.32)
Net asset value — End of year	$8.37	$8.29	$8.15	$8.81	$8.47
Total Return(2)	9.82%	10.11%	(3.70)%	7.30%	0.70%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$121,691	$123,632	$77,084	$157,768	$94,411
Ratios (as a percentage of average daily net assets):(3)(4)
Total expenses	1.06%	1.05%	1.01%	1.03%	1.08%
Net expenses	1.06%(5)	1.05%(5)	1.01%(5)	1.03%	1.08%
Net investment income	8.25%	7.89%	3.70%	3.05%	3.78%
Portfolio Turnover of the Portfolio	31%	19%	27%	26%	28%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Includes a reduction by the investment adviser of a portion of the Portfolio's adviser fees due to the Portfolio's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022).
5
See Notes to Financial Statements.

Eaton Vance
Floating-Rate Fund
October 31, 2024
Financial Highlights — continued

	Class A
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$8.58	$8.43	$9.12	$8.77	$9.05
Income (Loss) From Operations
Net investment income(1)	$0.72	$0.67	$0.35	$0.28	$0.32
Net realized and unrealized gain (loss)	0.10	0.15	(0.69)	0.35	(0.27)
Total income (loss) from operations	$0.82	$0.82	$(0.34)	$0.63	$0.05
Less Distributions
From net investment income	$(0.74)	$(0.67)	$(0.35)	$(0.28)	$(0.33)
Total distributions	$(0.74)	$(0.67)	$(0.35)	$(0.28)	$(0.33)
Net asset value — End of year	$8.66	$8.58	$8.43	$9.12	$8.77
Total Return(2)	9.92%	10.04%	(3.78)%	7.27%	0.79%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$538,563	$606,136	$707,666	$751,136	$658,206
Ratios (as a percentage of average daily net assets):(3)(4)
Total expenses	1.06%	1.06%	1.01%	1.03%	1.07%
Net expenses	1.06%(5)	1.06%(5)	1.01%(5)	1.03%	1.07%
Net investment income	8.26%	7.79%	3.96%	3.06%	3.68%
Portfolio Turnover of the Portfolio	31%	19%	27%	26%	28%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Includes a reduction by the investment adviser of a portion of the Portfolio's adviser fees due to the Portfolio's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022).
6
See Notes to Financial Statements.

Eaton Vance
Floating-Rate Fund
October 31, 2024
Financial Highlights — continued

	Class C
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$8.29	$8.14	$8.80	$8.47	$8.73
Income (Loss) From Operations
Net investment income(1)	$0.63	$0.58	$0.27	$0.20	$0.25
Net realized and unrealized gain (loss)	0.10	0.16	(0.65)	0.34	(0.25)
Total income (loss) from operations	$0.73	$0.74	$(0.38)	$0.54	$0.00(2)
Less Distributions
From net investment income	$(0.65)	$(0.59)	$(0.28)	$(0.21)	$(0.26)
Total distributions	$(0.65)	$(0.59)	$(0.28)	$(0.21)	$(0.26)
Net asset value — End of year	$8.37	$8.29	$8.14	$8.80	$8.47
Total Return(3)	9.14%	9.29%	(4.43)%	6.38%	0.06%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$73,083	$88,377	$117,294	$135,213	$189,138
Ratios (as a percentage of average daily net assets):(4)(5)
Total expenses	1.81%	1.81%	1.76%	1.79%	1.82%
Net expenses	1.81%(6)	1.81%(6)	1.76%(6)	1.79%	1.82%
Net investment income	7.51%	7.03%	3.18%	2.32%	2.97%
Portfolio Turnover of the Portfolio	31%	19%	27%	26%	28%
(1)	Computed using average shares outstanding.
(2)	Amount is less than $0.005.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(6)	Includes a reduction by the investment adviser of a portion of the Portfolio's adviser fees due to the Portfolio's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022).
7
See Notes to Financial Statements.

Eaton Vance
Floating-Rate Fund
October 31, 2024
Financial Highlights — continued

	Class I
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$8.30	$8.15	$8.82	$8.48	$8.75
Income (Loss) From Operations
Net investment income(1)	$0.71	$0.66	$0.36	$0.29	$0.34
Net realized and unrealized gain (loss)	0.11	0.16	(0.67)	0.35	(0.26)
Total income (loss) from operations	$0.82	$0.82	$(0.31)	$0.64	$0.08
Less Distributions
From net investment income	$(0.74)	$(0.67)	$(0.36)	$(0.30)	$(0.35)
Total distributions	$(0.74)	$(0.67)	$(0.36)	$(0.30)	$(0.35)
Net asset value — End of year	$8.38	$8.30	$8.15	$8.82	$8.48
Total Return(2)	10.23%	10.38%	(3.57)%	7.56%	0.95%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$3,056,517	$3,343,188	$5,269,963	$5,988,270	$3,565,898
Ratios (as a percentage of average daily net assets):(3)(4)
Total expenses	0.81%	0.81%	0.76%	0.78%	0.82%
Net expenses	0.81%(5)	0.81%(5)	0.76%(5)	0.78%	0.82%
Net investment income	8.50%	8.00%	4.18%	3.29%	3.95%
Portfolio Turnover of the Portfolio	31%	19%	27%	26%	28%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Includes a reduction by the investment adviser of a portion of the Portfolio's adviser fees due to the Portfolio's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022).
8
See Notes to Financial Statements.

Eaton Vance
Floating-Rate Fund
October 31, 2024
Financial Highlights — continued

	Class R6
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$8.31	$8.16	$8.83	$8.49	$8.76
Income (Loss) From Operations
Net investment income(1)	$0.72	$0.68	$0.36	$0.29	$0.34
Net realized and unrealized gain (loss)	0.11	0.15	(0.66)	0.35	(0.26)
Total income (loss) from operations	$0.83	$0.83	$(0.30)	$0.64	$0.08
Less Distributions
From net investment income	$(0.75)	$(0.68)	$(0.37)	$(0.30)	$(0.35)
Total distributions	$(0.75)	$(0.68)	$(0.37)	$(0.30)	$(0.35)
Net asset value — End of year	$8.39	$8.31	$8.16	$8.83	$8.49
Total Return(2)	10.29%	10.44%	(3.51)%	7.61%	1.01%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$817,169	$771,916	$625,769	$718,642	$386,940
Ratios (as a percentage of average daily net assets):(3)(4)
Total expenses	0.75%	0.75%	0.71%	0.73%	0.76%
Net expenses	0.75%(5)	0.75%(5)	0.71%(5)	0.73%	0.76%
Net investment income	8.54%	8.17%	4.19%	3.34%	3.97%
Portfolio Turnover of the Portfolio	31%	19%	27%	26%	28%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Includes a reduction by the investment adviser of a portion of the Portfolio's adviser fees due to the Portfolio's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022).
9
See Notes to Financial Statements.

Eaton Vance
Floating-Rate Fund
October 31, 2024
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Floating-Rate Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Advisers Class, Class I and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests its assets in interests in Eaton Vance Floating Rate Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (86.4% at October 31, 2024). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.
B  Income—The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.
C  Federal Taxes—The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of October 31, 2024, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
D  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
E  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
F  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Other—Investment transactions are accounted for on a trade date basis.
10

Eaton Vance
Floating-Rate Fund
October 31, 2024
Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information
The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended October 31, 2024 and October 31, 2023 was as follows:
	Year Ended October 31,
	2024	2023
Ordinary income	$414,606,788	$443,225,993
During the year ended October 31, 2024, accumulated loss was increased by $1,560,051 and paid-in capital was increased by $1,560,051 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of October 31, 2024, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 12,345,918
Deferred capital losses	(867,540,533)
Net unrealized depreciation	(271,233,022)
Distributions payable	(5,522,767)
Accumulated loss	$(1,131,950,404)
At October 31, 2024, the Fund, for federal income tax purposes, had deferred capital losses of $867,540,533 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2024, $55,327,063 are short-term and $812,213,470 are long-term.
3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate as a percentage of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $1 billion	0.5750%
$1 billion but less than $2 billion	0.5250%
$2 billion but less than $5 billion	0.4900%
$5 billion but less than $10 billion	0.4600%
$10 billion but less than $15 billion	0.4350%
$15 billion but less than $20 billion	0.4150%
$20 billion but less than $25 billion	0.4000%
$25 billion and over	0.3900%
11

Eaton Vance
Floating-Rate Fund
October 31, 2024
Notes to Financial Statements — continued

For the year ended October 31, 2024, the Fund incurred no investment adviser fee on such assets. To the extent that the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR) to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For year ended October 31, 2024, the administration fee amounted to $7,087,551. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2024, EVM earned $160,340 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund's principal underwriter, received $35,053 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2024. The Fund was informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of EVM, BMR and EVD, also received a portion of the sales charge on sales of Class A shares for the year ended October 31, 2024 in the amount of $12,605. EVD also received distribution and service fees from Advisers Class, Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).
Trustees and officers of the Fund who are members of EVM’s or BMR's organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.
4  Distribution Plans
The Fund has in effect distribution plans for Advisers Class shares and Class A shares (Advisers/Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Advisers/Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Advisers Class and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2024 amounted to $305,885 for Advisers Class shares and $1,423,214 for Class A shares.
The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2024, the Fund paid or accrued to EVD $623,431 for Class C shares.
Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2024 amounted to $207,810 for Class C shares.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 0.75% CDSC if redeemed within 12 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2024, the Fund was informed that EVD received $627 and $5,196 of CDSCs paid by Class A and Class C shareholders, respectively.
6  Investment Transactions
For the year ended October 31, 2024, increases and decreases in the Fund's investment in the Portfolio aggregated $275,384,326 and $1,083,577,850, respectively.
12

Eaton Vance
Floating-Rate Fund
October 31, 2024
Notes to Financial Statements — continued

7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions, were as follows:
	Year Ended October 31, 2024		Year Ended October 31, 2023
	Shares	Amount	Shares	Amount
Advisers Class
Sales	2,302,763	$ 19,316,277	8,641,662	$ 72,212,163
Issued to shareholders electing to receive payments of distributions in Fund shares	1,242,456	10,425,562	791,416	6,582,749
Redemptions	(3,917,873)	(32,871,681)	(3,989,668)	(33,036,645)
Net increase (decrease)	(372,654)	$ (3,129,842)	5,443,410	$ 45,758,267
Class A
Sales	7,707,391	$ 66,935,582	12,432,666	$ 106,676,323
Issued to shareholders electing to receive payments of distributions in Fund shares	4,792,426	41,604,072	5,050,433	43,391,112
Redemptions	(20,967,835)	(181,792,461)	(30,796,059)	(263,745,582)
Net decrease	(8,468,018)	$ (73,252,807)	(13,312,960)	$ (113,678,147)
Class C
Sales	1,498,177	$ 12,557,387	1,292,224	$ 10,703,034
Issued to shareholders electing to receive payments of distributions in Fund shares	687,933	5,767,007	747,519	6,198,897
Redemptions	(4,115,584)	(34,477,153)	(5,784,216)	(47,902,830)
Net decrease	(1,929,474)	$ (16,152,759)	(3,744,473)	$ (31,000,899)
Class I
Sales	97,665,975	$ 819,935,294	126,577,358	$1,049,625,183
Issued to shareholders electing to receive payments of distributions in Fund shares	29,039,281	243,867,757	32,389,436	269,072,260
Redemptions	(164,728,157)	(1,382,187,633)	(402,538,193)	(3,332,873,611)
Net decrease	(38,022,901)	$ (318,384,582)	(243,571,399)	$(2,014,176,168)
Class R6
Sales	29,894,734	$ 251,466,990	51,948,178	$ 431,460,935
Issued to shareholders electing to receive payments of distributions in Fund shares	4,715,805	39,645,668	3,650,917	30,368,362
Redemptions	(30,101,794)	(252,487,019)	(39,367,783)	(326,468,120)
Net increase	4,508,745	$ 38,625,639	16,231,312	$ 135,361,177
13

Eaton Vance
Floating-Rate Fund
October 31, 2024
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Floating-Rate Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Fund (the “Fund") (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 18, 2024
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
14

Eaton Vance
Floating-Rate Fund
October 31, 2024
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2025 will show the tax status of all distributions paid to your account in calendar year 2024. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and 163(j) interest dividends.
Qualified Dividend Income. For the fiscal year ended October 31, 2024, the Fund designates approximately $244,202, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2024 ordinary income dividends, 0.08% qualifies for the corporate dividends received deduction.
163(j) Interest Dividends. For the fiscal year ended October 31, 2024, the Fund designates 96.82% of distributions from net investment income as a 163(j) interest dividend.
15

Eaton Vance
Floating Rate Portfolio
October 31, 2024
Portfolio of Investments

Asset-Backed Securities — 3.7%
Security	Principal Amount (000's omitted)	Value
Alinea CLO Ltd.:
Series 2018-1A, Class D, 7.979%, (3 mo. SOFR + 3.362%), 7/20/31(1)(2)	$2,500	$ 2,523,717
Series 2018-1A, Class E, 10.879%, (3 mo. SOFR + 6.262%), 7/20/31(1)(2)	3,000	3,014,940
AMMC CLO XII Ltd., Series 2013-12A, Class ER, 11.544%, (3 mo. SOFR + 6.442%), 11/10/30(1)(2)	3,525	3,477,571
AMMC CLO XV Ltd., Series 2014-15A, Class ERR, 11.828%, (3 mo. SOFR + 7.172%), 1/15/32(1)(2)	1,500	1,503,902
ARES Loan Funding II Ltd., Series 2022-ALF2A, Class ER, 12.857%, (3 mo. SOFR + 8.24%), 10/20/36(1)(2)	1,325	1,381,734
ARES LVIII CLO Ltd., Series 2020-58A, Class ER, 11.356%, (3 mo. SOFR + 6.70%), 1/15/35(1)(2)	3,000	3,019,863
ARES XXXIIR CLO Ltd., Series 2014-32RA, Class C, 8.28%, (3 mo. SOFR + 3.162%), 5/15/30(1)(2)	5,000	5,013,805
ARES XXXVR CLO Ltd., Series 2015-35RA, Class E, 10.618%, (3 mo. SOFR + 5.962%), 7/15/30(1)(2)	4,000	4,020,516
Barings CLO Ltd.:
Series 2015-1A, Class DR, 7.479%, (3 mo. SOFR + 2.862%), 1/20/31(1)(2)	2,500	2,518,375
Series 2018-1A, Class C, 7.518%, (3 mo. SOFR + 2.862%), 4/15/31(1)(2)	3,500	3,502,236
Battalion CLO XXII Ltd., Series 2021-22A, Class E, 11.829%, (3 mo. SOFR + 7.212%), 1/20/35(1)(2)	1,750	1,504,337
Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class DR, 10.479%, (3 mo. SOFR + 5.862%), 1/20/31(1)(2)	5,401	5,284,797
Benefit Street Partners CLO XVI Ltd., Series 2018-16A, Class E, 11.609%, (3 mo. SOFR + 6.962%), 1/17/32(1)(2)	1,250	1,259,823
Benefit Street Partners CLO XXII Ltd., Series 2020-22A, Class ER, 11.547%, (3 mo. SOFR + 6.93%), 4/20/35(1)(2)	1,000	1,014,548
Benefit Street Partners CLO XXV Ltd., Series 2021-25A, Class E, 11.768%, (3 mo. SOFR + 7.112%), 1/15/35(1)(2)	3,000	3,044,676
Betony CLO 2 Ltd.:
Series 2018-1A, Class C, 7.751%, (3 mo. SOFR + 3.162%), 4/30/31(1)(2)	2,500	2,516,250
Series 2018-1A, Class D, 10.501%, (3 mo. SOFR + 5.912%), 4/30/31(1)(2)	2,475	2,454,710
BlueMountain CLO Ltd.:
Series 2016-3A, Class DR, 8.48%, (3 mo. SOFR + 3.362%), 11/15/30(1)(2)	1,500	1,503,465
Series 2016-3A, Class ER, 11.33%, (3 mo. SOFR + 6.212%), 11/15/30(1)(2)	1,500	1,485,059
Security	Principal Amount (000's omitted)	Value
BlueMountain CLO Ltd.: (continued)
Series 2018-1A, Class D, 7.901%, (3 mo. SOFR + 3.312%), 7/30/30(1)(2)	$2,500	$ 2,502,633
Series 2018-1A, Class E, 10.801%, (3 mo. SOFR + 6.212%), 7/30/30(1)(2)	2,000	1,883,592
BlueMountain CLO XXIV Ltd., Series 2019-24A, Class ER, 11.719%, (3 mo. SOFR + 7.102%), 4/20/34(1)(2)	1,000	977,151
BlueMountain CLO XXVI Ltd., Series 2019-26A, Class ER, 12.009%, (3 mo. SOFR + 7.392%), 10/20/34(1)(2)	3,000	2,996,007
BlueMountain CLO XXX Ltd., Series 2020-30A, Class ER, 11.356%, (3 mo. SOFR + 6.70%), 4/15/35(1)(2)	2,000	1,969,420
BlueMountain CLO XXXIII Ltd., Series 2021-33A, Class E, 12.22%, (3 mo. SOFR + 7.092%), 11/20/34(1)(2)	2,500	2,456,318
Bryant Park Funding Ltd.:
Series 2023-20A, Class D, 10.746%, (3 mo. SOFR + 6.09%), 7/15/36(1)(2)	3,500	3,573,440
Series 2023-21A, Class D, 10.082%, (3 mo. SOFR + 5.45%), 10/18/36(1)(2)	3,525	3,605,289
Canyon Capital CLO Ltd.:
Series 2012-1RA, Class E, 10.618%, (3 mo. SOFR + 5.962%), 7/15/30(1)(2)	4,875	4,704,862
Series 2016-1A, Class ER, 10.668%, (3 mo. SOFR + 6.012%), 7/15/31(1)(2)	4,000	3,880,936
Series 2016-2A, Class ER, 10.918%, (3 mo. SOFR + 6.262%), 10/15/31(1)(2)	4,500	4,436,748
Series 2017-1A, Class E, 11.168%, (3 mo. SOFR + 6.512%), 7/15/30(1)(2)	3,250	3,186,605
Series 2018-1A, Class D, 7.818%, (3 mo. SOFR + 3.162%), 7/15/31(1)(2)	3,000	3,005,553
Series 2018-1A, Class E, 10.668%, (3 mo. SOFR + 6.012%), 7/15/31(1)(2)	2,750	2,683,117
Series 2019-2A, Class ER, 11.668%, (3 mo. SOFR + 7.012%), 10/15/34(1)(2)	1,500	1,478,550
Carlyle C17 CLO Ltd.:
Series C17A, Class CR, 7.651%, (3 mo. SOFR + 3.062%), 4/30/31(1)(2)	5,000	5,040,655
Series C17A, Class DR, 10.851%, (3 mo. SOFR + 6.262%), 4/30/31(1)(2)	3,500	3,508,750
Carlyle Global Market Strategies CLO Ltd.:
Series 2012-3A, Class CR2, 8.418%, (3 mo. SOFR + 3.762%), 1/14/32(1)(2)	2,500	2,510,410
Series 2012-3A, Class DR2, 11.418%, (3 mo. SOFR + 6.762%), 1/14/32(1)(2)	1,500	1,506,639
Series 2014-3RA, Class C, 7.829%, (3 mo. SOFR + 3.212%), 7/27/31(1)(2)	1,000	1,002,448
Series 2014-3RA, Class D, 10.279%, (3 mo. SOFR + 5.662%), 7/27/31(1)(2)	2,150	2,151,127
Series 2014-4RA, Class C, 7.818%, (3 mo. SOFR + 3.162%), 7/15/30(1)(2)	2,000	2,007,220

16
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Carlyle Global Market Strategies CLO Ltd.: (continued)
Series 2014-4RA, Class D, 10.568%, (3 mo. SOFR + 5.912%), 7/15/30(1)(2)	$1,500	$ 1,488,839
Carlyle U.S. CLO Ltd.:
Series 2019-4A, Class DR, 11.256%, (3 mo. SOFR + 6.60%), 4/15/35(1)(2)	3,000	3,020,814
Series 2022-6A, Class DR, 9.376%, (3 mo. SOFR + 4.75%), 10/25/36(1)(2)	2,200	2,247,766
CarVal CLO IV Ltd., Series 2021-1A, Class E, 11.479%, (3 mo. SOFR + 6.862%), 7/20/34(1)(2)	1,000	1,008,534
CIFC Funding Ltd., Series 2022-4A, Class D, 8.197%, (3 mo. SOFR + 3.55%), 7/16/35(1)(2)	1,750	1,758,692
Dryden CLO Ltd.:
Series 2018-55A, Class D, 7.768%, (3 mo. SOFR + 3.112%), 4/15/31(1)(2)	1,500	1,502,036
Series 2018-55A, Class E, 10.318%, (3 mo. SOFR + 5.662%), 4/15/31(1)(2)	2,000	1,986,478
Dryden Senior Loan Fund:
Series 2015-41A, Class DR, 7.518%, (3 mo. SOFR + 2.862%), 4/15/31(1)(2)	5,000	4,991,250
Series 2015-41A, Class ER, 10.218%, (3 mo. SOFR + 5.562%), 4/15/31(1)(2)	1,268	1,190,082
Series 2016-42A, Class D1AR, 7.956%, (3 mo. SOFR + 3.30%), 7/15/37(1)(2)	2,500	2,518,077
Series 2016-42A, Class ERR, 11.156%, (3 mo. SOFR + 6.50%), 7/15/37(1)(2)	3,500	3,455,550
Golub Capital Partners CLO 53B Ltd., Series 2021-53A, Class E, 11.579%, (3 mo. SOFR + 6.962%), 7/20/34(1)(2)	1,250	1,256,294
Golub Capital Partners CLO 58B Ltd., Series 2021-58A, Class E, 11.698%, (3 mo. SOFR + 7.072%), 1/25/35(1)(2)	2,500	2,515,125
HalseyPoint CLO 5 Ltd., Series 2021-5A, Class E, 11.791%, (3 mo. SOFR + 7.202%), 1/30/35(1)(2)	2,000	1,964,728
Harriman Park CLO Ltd., Series 2020-1A, Class ER, 11.279%, (3 mo. SOFR + 6.662%), 4/20/34(1)(2)	1,000	1,007,803
ICG U.S. CLO Ltd.:
Series 2018-2A, Class D, 7.993%, (3 mo. SOFR + 3.362%), 7/22/31(1)(2)	2,000	2,004,846
Series 2018-2A, Class E, 10.643%, (3 mo. SOFR + 6.012%), 7/22/31(1)(2)	3,000	2,825,418
Madison Park Funding LIX Ltd., Series 2021-59A, Class ER, 11.032%, (3 mo. SOFR + 6.40%), 4/18/37(1)(2)	1,450	1,457,108
Madison Park Funding XXXVI Ltd., Series 2019-36A, Class ER, 11.706%, (3 mo. SOFR + 7.05%), 4/15/35(1)(2)	2,500	2,510,610
Security	Principal Amount (000's omitted)	Value
Marble Point CLO XXIV Ltd., Series 2022-1A, Class D1, 8.857%, (3 mo. SOFR + 4.24%), 4/20/35(1)(2)	$2,000	$ 2,003,656
Neuberger Berman Loan Advisers CLO 30 Ltd., Series 2018-30A, Class ER, 11.079%, (3 mo. SOFR + 6.462%), 1/20/31(1)(2)	1,000	1,008,300
Neuberger Berman Loan Advisers CLO Ltd., Series 2022-48A, Class E, 11.126%, (3 mo. SOFR + 6.50%), 4/25/36(1)(2)	3,200	3,222,115
Palmer Square CLO Ltd.:
Series 2013-2A, Class DRR, 10.759%, (3 mo. SOFR + 6.112%), 10/17/31(1)(2)	1,325	1,332,926
Series 2015-1A, Class DR4, 11.888%, (3 mo. SOFR + 6.762%), 5/21/34(1)(2)	2,000	2,006,830
Series 2021-2A, Class E, 11.268%, (3 mo. SOFR + 6.612%), 7/15/34(1)(2)	1,000	1,008,784
RAD CLO 5 Ltd., Series 2019-5A, Class E, 11.596%, (3 mo. SOFR + 6.962%), 7/24/32(1)(2)	1,250	1,257,333
RAD CLO 14 Ltd., Series 2021-14A, Class E, 11.418%, (3 mo. SOFR + 6.762%), 1/15/35(1)(2)	950	956,040
Regatta XIII Funding Ltd., Series 2018-2A, Class D, 10.868%, (3 mo. SOFR + 6.212%), 7/15/31(1)(2)	5,000	4,904,900
Regatta XV Funding Ltd., Series 2018-4A, Class D, 11.388%, (3 mo. SOFR + 6.762%), 10/25/31(1)(2)	2,875	2,886,322
Upland CLO Ltd.:
Series 2016-1A, Class CR, 7.779%, (3 mo. SOFR + 3.162%), 4/20/31(1)(2)	4,500	4,511,250
Series 2016-1A, Class DR, 10.779%, (3 mo. SOFR + 6.162%), 4/20/31(1)(2)	2,125	2,134,871
Vibrant CLO IX, Ltd.:
Series 2018-9A, Class C, 8.079%, (3 mo. SOFR + 3.462%), 7/20/31(1)(2)	2,500	2,511,342
Series 2018-9A, Class D, 11.129%, (3 mo. SOFR + 6.512%), 7/20/31(1)(2)	3,500	3,366,923
Voya CLO Ltd.:
Series 2015-3A, Class CR, 8.029%, (3 mo. SOFR + 3.412%), 10/20/31(1)(2)	2,500	2,503,922
Series 2015-3A, Class DR, 11.079%, (3 mo. SOFR + 6.462%), 10/20/31(1)(2)	5,500	5,245,927
Series 2016-3A, Class CR, 8.144%, (3 mo. SOFR + 3.512%), 10/18/31(1)(2)	2,000	2,002,730
Series 2016-3A, Class DR, 10.974%, (3 mo. SOFR + 6.342%), 10/18/31(1)(2)	2,375	2,245,330
Series 2018-2A, Class E, 10.168%, (3 mo. SOFR + 5.512%), 7/15/31(1)(2)	2,500	2,374,400

17
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Wellfleet CLO Ltd.:
Series 2021-1A, Class D, 8.379%, (3 mo. SOFR + 3.762%), 4/20/34(1)(2)	$1,200	$ 1,185,803
Series 2021-3A, Class E, 12.018%, (3 mo. SOFR + 7.362%), 1/15/35(1)(2)	950	894,681
Total Asset-Backed Securities (identified cost $202,445,807)		$ 201,386,229

Common Stocks — 1.3%
Security	Shares	Value
Aerospace and Defense — 0.0%
IAP Worldwide Services LLC(3)(4)(5)(6)	950	$ 0
IAP Worldwide Services LLC(3)(4)(5)	1,627	0
		$ 0
Commercial Services & Supplies — 0.1%
Monitronics International, Inc.(5)(6)	223,950	$ 4,702,950
Phoenix Services International LLC(5)(6)	168,954	696,935
Phoenix Services International LLC(5)(6)	15,415	63,587
		$ 5,463,472
Containers and Glass Products — 0.0%(7)
LG Parent Holding Co.(5)(6)	250,979	$ 1,129,405
		$ 1,129,405
Electronic Equipment, Instruments & Components — 0.4%
Range Red Acquisitions LLC, Class A1(4)(5)(6)	8,745	$ 19,386,616
		$ 19,386,616
Electronics/Electrical — 0.0%(7)
Skillsoft Corp.(5)(6)	44,676	$ 682,203
		$ 682,203
Entertainment — 0.0%(7)
New Cineworld Ltd.(5)(6)	80,602	$ 1,833,695
		$ 1,833,695
Health Care — 0.2%
Akorn Holding Co. LLC(4)(5)(6)	705,631	$ 0
Cano Health, Inc.(5)(6)	314,140	3,612,610
Envision Parent, Inc.(5)(6)	778,264	8,269,055
		$ 11,881,665
Security	Shares	Value
Household Durables — 0.2%
Serta Simmons Bedding, Inc.(5)(6)	1,348,933	$ 9,554,897
Serta SSB Equipment Co.(4)(5)(6)	1,348,933	0
		$ 9,554,897
Investment Companies — 0.0%(7)
Aegletes BV(5)(6)	116,244	$ 75,559
		$ 75,559
Nonferrous Metals/Minerals — 0.2%
ACNR Holdings, Inc., Class A(6)	141,193	$ 10,836,563
		$ 10,836,563
Oil and Gas — 0.0%
AFG Holdings, Inc.(4)(5)(6)	498,342	$ 0
		$ 0
Pharmaceuticals — 0.2%
Covis Midco 1 SARL, Class A(5)(6)	8,008	$ 4,084
Covis Midco 1 SARL, Class B(5)(6)	8,008	4,084
Covis Midco 1 SARL, Class C(5)(6)	8,008	4,084
Covis Midco 1 SARL, Class D(5)(6)	8,008	4,084
Covis Midco 1 SARL, Class E(5)(6)	8,008	4,084
Mallinckrodt International Finance SA(5)(6)	100,308	7,610,870
		$ 7,631,290
Retail — 0.0%
Jubilee Enterprise PCL, Class A1(4)(5)(6)	2,897	$ 0
Jubilee Enterprise PCL, Class A2(4)(5)(6)	2,314,594	0
		$ 0
Retailers (Except Food and Drug) — 0.0%
Phillips Feed Service, Inc.(4)(5)(6)	2,590	$ 0
		$ 0
Telecommunications — 0.0%
GEE Acquisition Holdings Corp.(4)(5)(6)	364,650	$ 0
		$ 0
Total Common Stocks (identified cost $108,980,130)		$ 68,475,365

18
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2024
Portfolio of Investments — continued

Corporate Bonds — 8.1%
Security	Principal Amount* (000's omitted)	Value
Aerospace and Defense — 0.3%
TransDigm, Inc.:
6.75%, 8/15/28(1)	3,175	$ 3,247,107
6.875%, 12/15/30(1)	15,000	15,389,460
		$ 18,636,567
Air Transport — 0.5%
American Airlines, Inc./AAdvantage Loyalty IP Ltd.:
5.50%, 4/20/26(1)	4,588	$ 4,577,063
5.75%, 4/20/29(1)	12,875	12,759,864
United Airlines, Inc.:
4.375%, 4/15/26(1)	4,625	4,548,018
4.625%, 4/15/29(1)	4,625	4,429,844
		$ 26,314,789
Automotive — 0.1%
Adient Global Holdings Ltd., 7.00%, 4/15/28(1)	675	$ 686,802
Clarios Global LP/Clarios U.S. Finance Co., 6.25%, 5/15/26(1)	3,893	3,903,242
		$ 4,590,044
Building and Development — 0.1%
Miter Brands Acquisition Holdco, Inc./MIWD Borrower LLC, 6.75%, 4/1/32(1)	4,075	$ 4,147,837
Smyrna Ready Mix Concrete LLC, 8.875%, 11/15/31(1)	2,500	2,628,364
Winnebago Industries, Inc., 6.25%, 7/15/28(1)	900	895,535
		$ 7,671,736
Business Equipment and Services — 0.4%
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL:
4.625%, 6/1/28(1)	4,475	$ 4,194,531
4.625%, 6/1/28(1)	15,725	14,763,079
		$ 18,957,610
Capital Markets — 0.1%
Focus Financial Partners LLC, 6.75%, 9/15/31(1)	6,900	$ 6,859,567
		$ 6,859,567
Security	Principal Amount* (000's omitted)		Value
Chemicals — 0.4%
INEOS Finance PLC:
3.375%, 3/31/26(1)	EUR	1,250	$ 1,362,463
7.50%, 4/15/29(1)		675	697,241
Olympus Water U.S. Holding Corp.:
4.25%, 10/1/28(1)		9,350	8,809,753
7.125%, 10/1/27(1)		925	940,108
9.75%, 11/15/28(1)		8,600	9,134,568
			$ 20,944,133
Commercial Services — 0.3%
Neptune Bidco U.S., Inc., 9.29%, 4/15/29(1)		12,300	$ 11,503,375
Wand NewCo 3, Inc., 7.625%, 1/30/32(1)		3,250	3,361,600
			$ 14,864,975
Containers & Packaging — 0.2%
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC:
4.00%, 10/15/27(1)		5,150	$ 4,923,276
4.375%, 10/15/28(1)		3,375	3,177,447
			$ 8,100,723
Diversified Financial Services — 0.1%
AG TTMT Escrow Issuer LLC, 8.625%, 9/30/27(1)		2,925	$ 3,024,593
Aretec Group, Inc., 10.00%, 8/15/30(1)		4,225	4,608,863
			$ 7,633,456
Diversified Telecommunication Services — 0.8%
Altice France SA:
5.125%, 1/15/29(1)		1,300	$ 975,026
5.125%, 7/15/29(1)		13,725	10,281,236
8.125%, 2/1/27(1)		14,325	11,875,350
Level 3 Financing, Inc., 10.75%, 12/15/30(1)		11,225	12,598,572
Virgin Media Secured Finance PLC, 4.50%, 8/15/30(1)		6,500	5,698,654
			$ 41,428,838
Drugs — 0.2%
Jazz Securities DAC, 4.375%, 1/15/29(1)		9,150	$ 8,666,816
			$ 8,666,816
Electronics/Electrical — 0.3%
Imola Merger Corp., 4.75%, 5/15/29(1)		13,925	$ 13,474,432
			$ 13,474,432

19
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)	Value
Engineering & Construction — 0.0%(7)
Artera Services LLC, 8.50%, 2/15/31(1)	1,175	$ 1,165,635
		$ 1,165,635
Entertainment — 0.1%
Caesars Entertainment, Inc., 6.50%, 2/15/32(1)	3,925	$ 3,982,855
Six Flags Theme Parks, Inc., 7.00%, 7/1/25(1)	586	585,953
		$ 4,568,808
Health Care — 0.4%
Medline Borrower LP, 3.875%, 4/1/29(1)	18,800	$ 17,602,256
Tenet Healthcare Corp., 4.25%, 6/1/29	5,950	5,633,302
		$ 23,235,558
Hotels, Restaurants & Leisure — 0.5%
Carnival Corp., 4.00%, 8/1/28(1)	25,575	$ 24,399,397
		$ 24,399,397
Household Products — 0.1%
Kronos Acquisition Holdings, Inc., 8.25%, 6/30/31(1)	5,000	$ 4,957,283
		$ 4,957,283
Insurance — 0.4%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer:
4.25%, 10/15/27(1)	700	$ 664,558
7.00%, 1/15/31(1)	1,750	1,763,235
AmWINS Group, Inc., 6.375%, 2/15/29(1)	5,850	5,882,526
Panther Escrow Issuer LLC, 7.125%, 6/1/31(1)	15,325	15,703,994
		$ 24,014,313
Internet Software & Services — 0.3%
Central Parent, Inc./CDK Global, Inc., 7.25%, 6/15/29(1)	17,200	$ 17,281,373
		$ 17,281,373
Leisure Goods/Activities/Movies — 0.4%
Lindblad Expeditions LLC, 6.75%, 2/15/27(1)	3,300	$ 3,318,242
NCL Corp. Ltd., 5.875%, 2/15/27(1)	20,500	20,492,581
		$ 23,810,823
Machinery — 0.3%
Madison IAQ LLC, 4.125%, 6/30/28(1)	13,400	$ 12,776,244
TK Elevator U.S. Newco, Inc., 5.25%, 7/15/27(1)	5,650	5,561,984
		$ 18,338,228
Security	Principal Amount* (000's omitted)	Value
Media — 0.0%(7)
iHeartCommunications, Inc., 6.375%, 5/1/26	2,896	$ 2,453,246
		$ 2,453,246
Oil, Gas & Consumable Fuels — 0.2%
CITGO Petroleum Corp., 7.00%, 6/15/25(1)	10,525	$ 10,545,113
		$ 10,545,113
Professional Services — 0.1%
CoreLogic, Inc., 4.50%, 5/1/28(1)	3,025	$ 2,843,481
		$ 2,843,481
Real Estate Investment Trusts (REITs) — 0.2%
Cushman & Wakefield U.S. Borrower LLC, 6.75%, 5/15/28(1)	6,393	$ 6,432,830
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 5.875%, 10/1/28(1)	4,425	4,383,295
		$ 10,816,125
Retail — 0.2%
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc., 4.625%, 1/15/29(1)	10,580	$ 9,885,780
		$ 9,885,780
Software — 0.7%
Cloud Software Group, Inc.:
8.25%, 6/30/32(1)	14,930	$ 15,356,142
9.00%, 9/30/29(1)	7,100	7,104,822
GoTo Group, Inc., 5.50%, 5/1/28(1)	4,842	3,745,045
UKG, Inc., 6.875%, 2/1/31(1)	7,850	8,048,811
Veritas U.S., Inc./Veritas Bermuda Ltd., 7.50%, 9/1/25(1)	4,900	4,668,305
		$ 38,923,125
Technology — 0.2%
Clarivate Science Holdings Corp., 3.875%, 7/1/28(1)	9,650	$ 9,116,567
		$ 9,116,567
Telecommunications — 0.1%
VMED O2 U.K. Financing I PLC, 4.25%, 1/31/31(1)	3,550	$ 3,066,119
		$ 3,066,119

20
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)	Value
Wireless Telecommunication Services — 0.1%
Digicel Intermediate Holdings Ltd./Digicel International Finance Ltd./DIFL U.S., 12.00%, (9.00% cash and 3.00% PIK), 5/25/27	6,355	$ 6,390,750
		$ 6,390,750
Total Corporate Bonds (identified cost $442,969,073)		$ 433,955,410

Senior Floating-Rate Loans — 81.7%(8)
Borrower/Description	Principal Amount* (000's omitted)		Value
Aerospace and Defense — 1.1%
Aernnova Aerospace SAU, Term Loan, 7.25%, (3 mo. EURIBOR + 4.00%), 2/27/30	EUR	7,550	$ 8,217,644
Dynasty Acquisition Co., Inc., Term Loan, 8/24/28(9)		1,516	1,517,985
HDI Aerospace Intermediate Holding III Corp., Term Loan, 9/19/31(9)		6,050	6,038,656
IAP Worldwide Services, Inc., Term Loan - Second Lien, 0.00%, 7/18/23(4)(10)		6,709	5,332,677
Novaria Holdings LLC, Term Loan, 9.035%, (SOFR + 4.25%), 6/6/31		1,950	1,954,875
TransDigm, Inc.:
Term Loan, 7.104%, (SOFR + 2.50%), 2/28/31		9,229	9,247,644
Term Loan, 7.354%, (SOFR + 2.75%), 3/22/30		27,337	27,430,021
			$ 59,739,502
Air Freight & Logistics — 0.1%
AIT Worldwide Logistics, Inc., Term Loan, 4/5/30(9)		5,925	$ 5,895,375
			$ 5,895,375
Airlines — 0.4%
American Airlines, Inc., Term Loan, 9.629%, (SOFR + 4.75%), 4/20/28		19,338	$ 19,918,727
			$ 19,918,727
Apparel & Luxury Goods — 0.6%
ABG Intermediate Holdings 2 LLC, Term Loan, 7.447%, (SOFR + 2.75%), 12/21/28		5,137	$ 5,154,147
Gloves Buyer, Inc., Term Loan, 8.80%, (SOFR + 4.00%), 12/29/27		21,498	21,444,482
Borrower/Description	Principal Amount* (000's omitted)		Value
Apparel & Luxury Goods (continued)
Hanesbrands, Inc., Term Loan, 8.435%, (SOFR + 3.75%), 3/8/30		2,167	$ 2,173,742
Varsity Brands, Inc., Term Loan, 8/26/31(9)		4,500	4,489,956
			$ 33,262,327
Auto Components — 1.4%
Adient U.S. LLC, Term Loan, 7.435%, (SOFR + 2.75%), 1/31/31		6,441	$ 6,466,262
Autokiniton U.S. Holdings, Inc., Term Loan, 8.80%, (SOFR + 4.00%), 4/6/28		20,371	20,411,412
Clarios Global LP, Term Loan, 6.102%, (EURIBOR + 3.00%), 7/16/31(11)	EUR	7,565	8,227,182
DexKo Global, Inc.:
Term Loan, 7.345%, (3 mo. EURIBOR + 4.00%), 10/4/28	EUR	4,284	4,495,206
Term Loan, 7.345%, (3 mo. EURIBOR + 4.00%), 10/4/28	EUR	6,291	6,601,557
Term Loan, 8.615%, (SOFR + 3.75%), 10/4/28		1,790	1,718,315
LSF12 Badger Bidco LLC, Term Loan, 10.685%, (SOFR + 6.00%), 8/30/30		3,077	3,034,445
LTI Holdings, Inc., Term Loan, 9.435%, (SOFR + 4.75%), 7/19/29		8,000	7,973,000
RealTruck Group, Inc.:
Term Loan, 8.30%, (SOFR + 3.50%), 1/31/28		9,346	9,244,548
Term Loan, 9.80%, (SOFR + 5.00%), 1/31/28		7,089	7,022,026
			$ 75,193,953
Automobiles — 0.6%
Bombardier Recreational Products, Inc., Term Loan, 7.435%, (SOFR + 2.75%), 1/22/31		17,002	$ 17,005,040
MajorDrive Holdings IV LLC:
Term Loan, 8.865%, (SOFR + 4.00%), 6/1/28		14,741	14,805,244
Term Loan, 10.254%, (SOFR + 5.50%), 6/1/29		2,119	2,132,574
			$ 33,942,858
Beverages — 0.8%
City Brewing Co. LLC:
Term Loan, 8.418%, (SOFR + 3.50%), 4/5/28		8,949	$ 6,980,065
Term Loan, 10.906%, (SOFR + 6.25%), 4/5/28		4,757	3,995,907
Term Loan - Second Lien, 9.918%, (SOFR + 5.262%), 8.409% cash, 1.509% PIK, 4/5/28		10,270	4,878,041
Triton Water Holdings, Inc., Term Loan, 8.115%, (SOFR + 3.25%), 3/31/28		25,966	26,019,684
			$ 41,873,697

21
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Biotechnology — 0.6%
Alkermes, Inc., Term Loan, 7.332%, (SOFR + 2.50%), 3/12/26		17,991	$ 18,013,553
Alltech, Inc., Term Loan, 8.80%, (SOFR + 4.00%), 10/13/28		9,463	9,451,225
Grifols Worldwide Operations USA, Inc., Term Loan, 6.735%, (SOFR + 2.00%), 11/15/27		3,023	2,943,253
			$ 30,408,031
Building Products — 1.1%
Cornerstone Building Brands, Inc.:
Term Loan, 8.154%, (SOFR + 3.25%), 4/12/28		5,994	$ 5,904,162
Term Loan, 9.304%, (SOFR + 4.50%), 5/15/31		4,375	4,341,094
CPG International, Inc., Term Loan, 6.718%, (SOFR + 2.00%), 9/19/31		6,725	6,746,715
LHS Borrower LLC, Term Loan, 9.535%, (SOFR + 4.75%), 2/16/29		5,767	5,536,252
LSF12 Crown U.S. Commercial Bidco LLC, Term Loan, 10/10/31(9)		18,700	18,653,250
MI Windows and Doors LLC, Term Loan, 7.685%, (SOFR + 3.00%), 3/28/31		12,369	12,428,272
Oscar AcquisitionCo LLC, Term Loan, 8.495%, (SOFR + 4.25%), 4/29/29		1,582	1,572,490
Sport Group Holding GmbH, Term Loan, 7.50%, (3 mo. EURIBOR + 4.25%), 7/8/31	EUR	1,300	1,421,145
Standard Industries, Inc., Term Loan, 6.759%, (SOFR + 2.00%), 9/22/28		2,531	2,539,194
			$ 59,142,574
Capital Markets — 3.5%
Advisor Group, Inc., Term Loan, 8.685%, (SOFR + 4.00%), 8/17/28		17,617	$ 17,639,384
AllSpring Buyer LLC, Term Loan, 8.137%, (SOFR + 3.25%), 11/1/28		6,157	6,161,462
Aretec Group, Inc., Term Loan, 8.685%, (SOFR + 4.00%), 8/9/30		18,418	18,318,838
CeramTec AcquiCo GmbH, Term Loan, 7.005%, (3 mo. EURIBOR + 3.50%), 3/16/29	EUR	12,779	13,927,232
Citco Funding LLC, Term Loan, 7.308%, (SOFR + 2.75%), 4/27/28		8,093	8,130,887
Edelman Financial Center LLC, Term Loan, 7.935%, (SOFR + 3.25%), 4/7/28		14,757	14,778,242
EIG Management Co. LLC, Term Loan, 9.759%, (SOFR + 5.00%), 5/17/29		4,271	4,292,292
FinCo I LLC, Term Loan, 6.935%, (SOFR + 2.25%), 6/27/29		12,689	12,736,960
Focus Financial Partners LLC:
Term Loan, 0.00%, 9/15/31(12)		1,455	1,458,527
Borrower/Description	Principal Amount* (000's omitted)		Value
Capital Markets (continued)
Focus Financial Partners LLC: (continued)
Term Loan, 7.935%, (SOFR + 3.25%), 9/15/31		13,545	$ 13,580,008
Franklin Square Holdings LP, Term Loan, 6.935%, (SOFR + 2.25%), 4/25/31		9,800	9,800,437
Guggenheim Partners LLC, Term Loan, 7.854%, (SOFR + 3.25%), 12/12/29		19,037	19,103,176
HighTower Holdings LLC, Term Loan, 8.748%, (SOFR + 3.50%), 4/21/28		2,648	2,655,753
Kestra Advisor Services Holdings A, Inc., Term Loan, 9.057%, (SOFR + 4.00%), 3/22/31		6,259	6,289,307
LPL Holdings, Inc., Term Loan, 6.694%, (SOFR + 1.75%), 11/12/26		10,673	10,671,038
Mariner Wealth Advisors LLC, Term Loan, 7.604%, (SOFR + 3.00%), 8/18/28		15,086	15,114,205
Press Ganey Holdings, Inc., Term Loan, 8.185%, (SOFR + 3.50%), 4/30/31		6,200	6,208,234
Victory Capital Holdings, Inc., Term Loan, 6.934%, (SOFR + 2.25%), 12/29/28		4,339	4,338,382
			$ 185,204,364
Chemicals — 4.2%
Axalta Coating Systems U.S. Holdings, Inc., Term Loan, 6.604%, (SOFR + 2.00%), 12/20/29		16,787	$ 16,857,227
CPC Acquisition Corp., Term Loan, 8.615%, (SOFR + 3.75%), 12/29/27		14,714	13,003,388
Discovery Purchaser Corp., Term Loan, 10/4/29(9)		5,700	5,701,186
ECO Services Operations Corp., Term Loan, 6.835%, (SOFR + 2.25%), 6/12/31		8,602	8,582,921
Flint Group Topco Ltd., Term Loan - Second Lien, 11.888%, (SOFR + 7.26%), 4.988% cash, 6.90% PIK, 12/30/27		280	56,772
Gemini HDPE LLC, Term Loan, 7.847%, (SOFR + 3.00%), 12/31/27		4,455	4,465,760
GEON Performance Solutions LLC, Term Loan, 9.115%, (SOFR + 4.25%), 8/18/28		5,605	5,634,365
Groupe Solmax, Inc., Term Loan, 9.585%, (SOFR + 4.75%), 5/29/28(11)		9,159	8,515,401
INEOS Enterprises Holdings II Ltd., Term Loan, 7.505%, (3 mo. EURIBOR + 4.00%), 7/7/30	EUR	1,975	2,159,585
INEOS Enterprises Holdings U.S. Finco LLC, Term Loan, 8.907%, (SOFR + 3.75%), 7/8/30		10,843	10,910,831
INEOS Finance PLC, Term Loan, 6.646%, (1 mo. EURIBOR + 3.50%), 6/23/31	EUR	6,200	6,730,880
INEOS Quattro Holdings U.K. Ltd.:
Term Loan, 7.146%, (1 mo. EURIBOR + 4.00%), 3/14/30	EUR	3,300	3,582,844
Term Loan, 8.535%, (SOFR + 3.75%), 3/14/30		4,938	4,912,812

22
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Chemicals (continued)
INEOS U.S. Finance LLC:
Term Loan, 7.935%, (SOFR + 3.25%), 2/18/30		23,173	$ 23,190,666
Term Loan, 8.435%, (SOFR + 3.75%), 2/7/31		5,262	5,279,903
Lonza Group AG:
Term Loan, 7.27%, (3 mo. EURIBOR + 3.93%), 7/3/28	EUR	3,625	3,842,051
Term Loan, 8.629%, (SOFR + 3.93%), 7/3/28		8,669	8,458,563
Momentive Performance Materials, Inc., Term Loan, 8.685%, (SOFR + 4.00%), 3/29/28		21,368	21,448,547
Olympus Water U.S. Holding Corp., Term Loan, 8.104%, (SOFR + 3.50%), 6/20/31		8,529	8,557,231
Orion Engineered Carbons GmbH, Term Loan, 5.745%, (3 mo. EURIBOR + 2.40%), 9/24/28	EUR	1,250	1,349,490
Paint Intermediate III LLC, Term Loan, 10.00%, (USD Prime + 2.00%), 9/11/31		4,800	4,788,000
Rohm Holding GmbH:
Term Loan, 8.84%, (6 mo. EURIBOR + 5.25%), 8.59% cash, 0.25% PIK, 1/31/29	EUR	11,805	11,996,348
Term Loan, 10.588%, (SOFR + 5.50%), 1/31/29		13,643	12,881,378
SCUR-Alpha 1503 GmbH, Term Loan, 10.085%, (SOFR + 5.50%), 3/29/30		10,385	9,926,528
Tronox Finance LLC:
Term Loan, 7.14%, (SOFR + 2.50%), 9/18/31(11)		11,570	11,567,814
Term Loan, 7.354%, (SOFR + 2.75%), 4/4/29		8,664	8,665,615
			$ 223,066,106
Commercial Services & Supplies — 1.8%
Albion Financing 3 SARL, Term Loan, 9.096%, (SOFR + 4.25%), 8/16/29		6,899	$ 6,942,163
Belfor Holdings, Inc., Term Loan, 8.435%, (SOFR + 3.75%), 11/1/30		6,143	6,188,905
EnergySolutions LLC, Term Loan, 8.104%, (SOFR + 3.50%), 9/20/30		15,381	15,416,679
Flame Newco LLC, Term Loan, 10.785%, (SOFR + 6.10%), 6/30/28		2,095	2,042,888
Foundever Group, Term Loan, 6.90%, (1 mo. EURIBOR + 3.75%), 8/28/28	EUR	3,925	2,766,229
Foundever Worldwide Corp., Term Loan, 8.55%, (SOFR + 3.75%), 8/28/28		16,289	10,456,907
GFL Environmental, Inc., Term Loan, 6.61%, (SOFR + 2.00%), 7/3/31		8,975	8,975,000
Harsco Corp., Term Loan, 7.05%, (SOFR + 2.25%), 3/10/28		876	874,766
Heritage-Crystal Clean, Inc., Term Loan, 9.259%, (SOFR + 4.50%), 10/17/30		7,270	7,320,953
Monitronics International, Inc., Term Loan, 12.447%, (SOFR + 7.50%), 6/30/28		12,219	12,279,946
Borrower/Description	Principal Amount* (000's omitted)		Value
Commercial Services & Supplies (continued)
Prime Security Services Borrower LLC, Term Loan, 7.107%, (SOFR + 2.25%), 10/13/30		9,052	$ 9,065,936
Tempo Acquisition LLC, Term Loan, 6.935%, (SOFR + 2.25%), 8/31/28		2,005	2,008,041
TMF Group Holding BV, Term Loan, 8.092%, (SOFR + 3.50%), 5/3/28		4,615	4,641,144
TruGreen LP, Term Loan, 8.797%, (SOFR + 4.00%), 11/2/27		8,313	8,094,546
			$ 97,074,103
Construction Materials — 0.7%
Construction Partners, Inc., Term Loan, 10/29/31(9)		4,825	$ 4,812,938
Quikrete Holdings, Inc.:
Term Loan, 6.935%, (SOFR + 2.25%), 3/19/29		20,415	20,436,958
Term Loan, 7.185%, (SOFR + 2.50%), 4/14/31		5,367	5,373,247
Star Holding LLC, Term Loan, 9.185%, (SOFR + 4.50%), 7/31/31		8,125	7,991,514
			$ 38,614,657
Consumer Staples Distribution & Retail — 0.7%
Cardenas Markets, Inc., Term Loan, 11.454%, (SOFR + 6.75%), 8/1/29		4,112	$ 4,027,763
Peer Holding III BV:
Term Loan, 7.095%, (3 mo. EURIBOR + 3.75%), 9/29/28	EUR	5,725	6,256,886
Term Loan, 7.604%, (SOFR + 3.00%), 7/1/31		13,425	13,461,355
Term Loan, 7.854%, (SOFR + 3.25%), 10/28/30		11,418	11,464,003
			$ 35,210,007
Containers & Packaging — 0.7%
Altium Packaging LLC, Term Loan, 7.185%, (SOFR + 2.50%), 6/11/31		4,763	$ 4,742,224
Berlin Packaging LLC, Term Loan, 8.57%, (SOFR + 3.75%), 6/9/31(11)		5,897	5,917,062
Clydesdale Acquisition Holdings, Inc., Term Loan, 7.86%, (SOFR + 3.18%), 4/13/29		10,672	10,658,193
Pretium Packaging LLC, Term Loan - Second Lien, 9.848%, (SOFR + 4.60%), 8.666% cash, 1.182% PIK, 10/2/28		2,497	2,047,780
Pretium PKG Holdings, Inc., Term Loan - Second Lien, 12.068%, (SOFR + 6.75%), 10/1/29		6,675	2,509,800
Proampac PG Borrower LLC, Term Loan, 8.839%, (SOFR + 4.00%), 9/15/28		11,736	11,793,312
			$ 37,668,371

23
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Distributors — 0.5%
CD&R Hydra Buyer, Inc., Term Loan, 8.785%, (SOFR + 4.00%), 3/25/31		9,508	$ 9,498,742
Parts Europe SA, Term Loan, 6.701%, (3 mo. EURIBOR + 3.50%), 2/3/31	EUR	14,275	15,566,448
Phillips Feed Service, Inc., Term Loan, 11.785%, (SOFR + 7.00%), 11/13/24(4)		466	283,562
Rubix Group Midco 3 Ltd., Term Loan, 7.302%, (3 mo. EURIBOR + 4.25%), 9/30/26	EUR	1,500	1,635,024
Winterfell Financing SARL, Term Loan, 8.557%, (3 mo. EURIBOR + 5.00%), 5/4/28	EUR	2,000	2,161,450
			$ 29,145,226
Diversified Consumer Services — 1.1%
Ascend Learning LLC:
Term Loan, 8.285%, (SOFR + 3.50%), 12/11/28		6,700	$ 6,706,730
Term Loan - Second Lien, 10.535%, (SOFR + 5.75%), 12/10/29		3,500	3,452,750
Chrysaor Bidco SARL:
Term Loan, 5/14/31(9)		792	795,678
Term Loan, 7/17/31(9)		10,708	10,758,947
FrontDoor, Inc., Term Loan, 7.05%, (SOFR + 2.25%), 6/17/28		847	849,208
KUEHG Corp., Term Loan, 7.839%, (SOFR + 3.25%), 6/12/30		10,107	10,147,689
Project Boost Purchaser LLC:
Term Loan, 8.147%, (SOFR + 3.50%), 7/16/31		8,075	8,094,243
Term Loan - Second Lien, 9.897%, (SOFR + 5.25%), 7/16/32		3,575	3,600,322
Spring Education Group, Inc., Term Loan, 8.604%, (SOFR + 4.00%), 10/4/30		3,697	3,724,328
Wand NewCo 3, Inc., Term Loan, 7.905%, (SOFR + 3.25%), 1/30/31(11)		12,120	12,134,775
			$ 60,264,670
Diversified Financial Services — 0.2%
Concorde Midco Ltd., Term Loan, 7.092%, (6 mo. EURIBOR + 4.00%), 3/1/28	EUR	8,730	$ 9,482,211
			$ 9,482,211
Diversified Telecommunication Services — 0.9%
Altice France SA, Term Loan, 8/14/26(9)		6,455	$ 5,496,432
Anuvu Holdings 2 LLC:
Term Loan, 8.963%, (SOFR + 4.00%), 9/27/27(4)		9,639	7,711,294
Term Loan, 13.213%, (SOFR + 8.25%), 3/23/26(4)		7,976	3,183,882
Borrower/Description	Principal Amount* (000's omitted)	Value
Diversified Telecommunication Services (continued)
Level 3 Financing, Inc.:
Term Loan, 11.278%, (SOFR + 6.56%), 4/15/29	6,175	$ 6,314,248
Term Loan, 11.278%, (SOFR + 6.56%), 4/15/30	6,175	6,311,493
Lumen Technologies, Inc.:
Term Loan, 7.182%, (SOFR + 2.35%), 4/15/29	9,547	8,688,009
Term Loan, 7.182%, (SOFR + 2.35%), 4/15/30	9,547	8,577,623
Virgin Media Bristol LLC, Term Loan, 7.418%, (SOFR + 2.50%), 1/31/28	2,563	2,491,573
		$ 48,774,554
Electrical Equipment — 0.5%
AZZ, Inc., Term Loan, 7.185%, (SOFR + 2.50%), 5/13/29	1,300	$ 1,305,687
Dynamo Newco II GmbH, Term Loan, 10/1/31(9)	2,125	2,131,641
WEC U.S. Holdings Ltd., Term Loan, 7.595%, (SOFR + 2.75%), 1/27/31	21,418	21,467,236
		$ 24,904,564
Electronic Equipment, Instruments & Components — 1.1%
Chamberlain Group, Inc.:
Term Loan, 8.035%, (SOFR + 3.25%), 11/3/28	2,313	$ 2,313,237
Term Loan, 8.185%, (SOFR + 3.50%), 11/3/28	11,144	11,167,993
Creation Technologies, Inc., Term Loan, 10.351%, (SOFR + 5.50%), 10/5/28	12,686	12,400,615
II-VI, Inc., Term Loan, 7.185%, (SOFR + 2.50%), 7/2/29	356	356,764
Mirion Technologies, Inc., Term Loan, 6.854%, (SOFR + 2.25%), 10/20/28	1,722	1,723,477
Range Red Operating, Inc.:
Term Loan, 12.693%, (SOFR + 8.00%), 10/1/29	3,183	3,175,612
Term Loan - Second Lien, 12.693%, (SOFR + 8.00%), 10/1/29	13,353	13,321,225
TTM Technologies, Inc., Term Loan, 7.094%, (SOFR + 2.25%), 5/30/30	2,072	2,080,265
Verifone Systems, Inc., Term Loan, 9.333%, (SOFR + 4.00%), 8/20/25	14,463	13,494,411
		$ 60,033,599
Energy Equipment & Services — 0.6%
Ameriforge Group, Inc.:
Term Loan, 15.811%, (SOFR + 11.00%), 4.811% cash, 11.00% PIK, 12/31/25(4)	3,412	$ 1,570,887
Term Loan, 15.811%, (SOFR + 11.00%), 4.811% cash, 11.00% PIK, 12/31/25(4)	29,460	13,563,157

24
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Energy Equipment & Services (continued)
GIP Pilot Acquisition Partners LP, Term Loan, 7.09%, (SOFR + 2.50%), 10/4/30		4,843	$ 4,848,766
PG Investment Co. 59 SARL, Term Loan, 7.604%, (SOFR + 3.00%), 3/26/31		13,349	13,384,580
			$ 33,367,390
Engineering & Construction — 0.9%
American Residential Services LLC, Term Loan, 8.365%, (SOFR + 3.50%), 10/15/27		492	$ 493,818
APi Group DE, Inc., Term Loan, 6.685%, (SOFR + 2.00%), 1/3/29		10,603	10,617,120
Arcosa, Inc., Term Loan, 7.081%, (SOFR + 2.25%), 8/12/31		3,500	3,519,687
Artera Services LLC, Term Loan, 9.104%, (SOFR + 4.50%), 2/15/31		4,129	4,086,925
Azuria Water Solutions, Inc., Term Loan, 8.435%, (SOFR + 3.75%), 5/17/28		15,608	15,738,320
Northstar Group Services, Inc., Term Loan, 10.014%, (SOFR + 4.75%), 5/8/30		13,391	13,455,047
			$ 47,910,917
Entertainment — 0.8%
Crown Finance U.S., Inc., Term Loan, 13.30%, (SOFR + 8.50%), 6.30% cash, 7.00% PIK, 7/31/28		1,909	$ 1,925,491
Live Nation Entertainment, Inc., Term Loan, 6.609%, (SOFR + 1.75%), 10/19/26		5,513	5,518,181
Playtika Holding Corp., Term Loan, 7.55%, (SOFR + 2.75%), 3/13/28		13,388	13,388,173
Renaissance Holding Corp., Term Loan, 8.935%, (SOFR + 4.25%), 4/5/30		10,915	10,954,032
UFC Holdings LLC, Term Loan, 7.638%, (SOFR + 2.75%), 4/29/26		7,120	7,136,165
Vue Entertainment International Ltd., Term Loan, 11.446%, (3 mo. EURIBOR + 8.40%), 3.046% cash, 8.40% PIK, 12/31/27	EUR	1,723	1,157,023
Vue International Bidco PLC, Term Loan, 11.046%, (6 mo. EURIBOR + 8.00%), 6/30/27	EUR	435	472,778
			$ 40,551,843
Equity Real Estate Investment Trusts (REITs) — 0.1%
Iron Mountain, Inc., Term Loan, 6.685%, (SOFR + 2.00%), 1/31/31		3,596	$ 3,582,903
			$ 3,582,903
Borrower/Description	Principal Amount* (000's omitted)		Value
Financial Services — 1.6%
Boost Newco Borrower LLC, Term Loan, 7.104%, (SOFR + 2.50%), 1/31/31		28,700	$ 28,726,920
CPI Holdco B LLC, Term Loan, 6.685%, (SOFR + 2.00%), 5/19/31		11,900	11,785,962
Ditech Holding Corp., Term Loan, 0.00%, 6/30/25(10)		17,712	3,498,178
Grant Thornton Advisors LLC, Term Loan, 7.935%, (SOFR + 3.25%), 6/2/31		11,875	11,892,076
NCR Atleos LLC, Term Loan, 8.398%, (SOFR + 3.75%), 3/27/29		8,129	8,141,364
Nuvei Technologies Corp., Term Loan, 7.785%, (SOFR + 3.00%), 12/19/30		8,193	8,198,523
Walker & Dunlop, Inc., Term Loan, 7.035%, (SOFR + 2.25%), 12/16/28		12,691	12,754,581
WEX, Inc., Term Loan, 6.685%, (SOFR + 2.00%), 3/31/28		1,254	1,257,849
			$ 86,255,453
Food Products — 0.6%
Badger Buyer Corp., Term Loan, 10.30%, (SOFR + 3.50%), 12/27/24		4,856	$ 4,649,191
Del Monte Foods, Inc.:
Term Loan, 13.166%, (SOFR + 8.00%), 8/2/28		2,931	2,806,640
Term Loan - Second Lien, 9.427%, (SOFR + 4.40%), 8/2/28(11)		6,198	3,540,893
Froneri International Ltd., Term Loan, 6.685%, (SOFR + 2.00%), 9/17/31		4,643	4,627,063
Nomad Foods U.S. LLC, Term Loan, 6.968%, (SOFR + 2.50%), 11/12/29		7,873	7,886,911
Simply Good Foods USA, Inc., Term Loan, 7.318%, (SOFR + 2.50%), 3/17/27		1,397	1,404,540
United Petfood Group BV, Term Loan, 5.822%, (3 mo. EURIBOR + 2.75%), 4/24/28	EUR	2,250	2,445,398
Valeo F1 Co. Ltd. (Ireland), Term Loan, 9.95%, (SONIA + 4.75%), 6/28/28	GBP	2,500	3,137,495
			$ 30,498,131
Gas Utilities — 0.4%
CQP Holdco LP, Term Loan, 6.854%, (SOFR + 2.25%), 12/31/30		19,970	$ 19,979,806
			$ 19,979,806
Health Care Equipment & Supplies — 0.8%
Bayou Intermediate II LLC, Term Loan, 9.347%, (SOFR + 4.50%), 8/2/28		8,931	$ 8,752,706

25
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Health Care Equipment & Supplies (continued)
Journey Personal Care Corp., Term Loan, 9.05%, (SOFR + 4.25%), 3/1/28		21,039	$ 21,030,573
Medline Borrower LP, Term Loan, 7.435%, (SOFR + 2.75%), 10/23/28		10,752	10,775,100
			$ 40,558,379
Health Care Providers & Services — 4.3%
AEA International Holdings (Lux) SARL, Term Loan, 7.354%, (SOFR + 2.75%), 9/7/28		7,544	$ 7,562,876
BW NHHC Holdco, Inc., Term Loan - Second Lien, 12.604%, (SOFR + 8.00%), 10.354% cash, 2.25% PIK, 1/15/26		17,614	15,235,972
Cano Health LLC, Term Loan, 12.604%, (SOFR + 8.00%), 6/28/29		1,383	1,386,768
CCRR Parent, Inc., Term Loan, 9.05%, (SOFR + 4.25%), 3/6/28		4,661	3,585,757
Cerba Healthcare SAS:
Term Loan, 6.846%, (1 mo. EURIBOR + 3.70%), 6/30/28	EUR	14,425	13,636,726
Term Loan, 7.096%, (1 mo. EURIBOR + 3.95%), 2/16/29	EUR	8,225	7,772,483
CHG Healthcare Services, Inc., Term Loan, 8.30%, (SOFR + 3.50%), 9/29/28		4,169	4,188,692
Concentra Health Services, Inc., Term Loan, 6.935%, (SOFR + 2.25%), 7/28/31		3,525	3,533,813
Covis Finco SARL, Term Loan, 0.00%, 2/18/27(10)		9,853	3,990,489
Ensemble RCM LLC, Term Loan, 7.585%, (SOFR + 3.00%), 8/1/29		14,684	14,718,261
Hanger, Inc.:
Term Loan, 10/23/31(9)		10,498	10,514,687
Term Loan, 10/23/31(9)		1,352	1,353,822
IVC Acquisition Ltd.:
Term Loan, 8.795%, (6 mo. EURIBOR + 5.00%), 12/12/28	EUR	4,100	4,472,427
Term Loan, 9.393%, (SOFR + 4.75%), 12/12/28		10,521	10,575,424
Medical Solutions Holdings, Inc.:
Term Loan, 8.185%, (SOFR + 3.50%), 11/1/28		13,606	10,221,293
Term Loan - Second Lien, 11.685%, (SOFR + 7.00%), 11/1/29		9,500	6,365,000
Mehilainen Yhtiot Oy:
Term Loan, 4.00%, 8/5/31(12)	EUR	907	990,882
Term Loan, 7.345%, (3 mo. EURIBOR + 4.00%), 8/5/31	EUR	6,025	6,583,185
Term Loan, 7.345%, (3 mo. EURIBOR + 4.00%), 8/5/31	EUR	5,068	5,537,670
Midwest Physician Administrative Services LLC, Term Loan, 7.865%, (SOFR + 3.00%), 3/12/28		1,395	1,270,054
Borrower/Description	Principal Amount* (000's omitted)		Value
Health Care Providers & Services (continued)
National Mentor Holdings, Inc.:
Term Loan, 8.454%, (SOFR + 3.75%), 3/2/28		390	$ 383,600
Term Loan, 8.52%, (SOFR + 3.75%), 3/2/28(11)		14,065	13,842,842
Term Loan - Second Lien, 11.954%, (SOFR + 7.25%), 3/2/29		5,525	5,290,188
Pacific Dental Services LLC, Term Loan, 7.536%, (SOFR + 2.75%), 3/15/31		8,259	8,273,126
Phoenix Guarantor, Inc., Term Loan, 7.935%, (SOFR + 3.25%), 2/21/31		16,607	16,633,536
R1 RCM, Inc., Term Loan, 7.685%, (SOFR + 3.00%), 6/21/29		2,283	2,275,161
Radnet Management, Inc., Term Loan, 7.132%, (SOFR + 2.50%), 4/18/31		7,007	7,028,607
Raven Acquisition Holdings LLC:
Term Loan, 10/24/31(9)		13,650	13,595,400
Term Loan, 10/24/31(9)		975	971,100
Select Medical Corp., Term Loan, 7.685%, (SOFR + 3.00%), 3/6/27		6,585	6,621,877
Sound Inpatient Physicians, Term Loan - Second Lien, 11.365%, (SOFR + 5.00%), 9.865% cash, 1.50% PIK, 6/28/28		2,186	1,973,177
Synlab Bondco PLC, Term Loan, 6.178%, (6 mo. EURIBOR + 2.50%), 7/1/27	EUR	2,125	2,312,190
TTF Holdings LLC, Term Loan, 8.435%, (SOFR + 3.75%), 7/18/31		13,500	13,592,812
U.S. Anesthesia Partners, Inc., Term Loan, 9.209%, (SOFR + 4.25%), 10/1/28		4,967	4,906,184
			$ 231,196,081
Health Care Technology — 0.9%
Certara LP, Term Loan, 7.685%, (SOFR + 3.00%), 6/26/31		1,795	$ 1,796,870
Cotiviti Corp., Term Loan, 8.094%, (SOFR + 3.25%), 5/1/31		6,227	6,238,250
Imprivata, Inc., Term Loan, 8.085%, (SOFR + 3.50%), 12/1/27		16,935	17,030,608
PointClickCare Technologies, Inc., Term Loan, 10/10/31(9)		5,800	5,818,125
Project Ruby Ultimate Parent Corp., Term Loan, 8.05%, (SOFR + 3.25%), 3/10/28		3,458	3,473,617
Symplr Software, Inc., Term Loan, 9.185%, (SOFR + 4.50%), 12/22/27		12,794	11,766,925
Waystar Technologies, Inc., Term Loan, 7.435%, (SOFR + 2.75%), 10/22/29		1,737	1,746,127
			$ 47,870,522

26
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Hotels, Restaurants & Leisure — 4.6%
1011778 BC Unlimited Liability Co., Term Loan, 6.435%, (SOFR + 1.75%), 9/20/30		29,182	$ 28,957,864
Caesars Entertainment, Inc., Term Loan, 7.435%, (SOFR + 2.75%), 2/6/31		22,363	22,415,043
Carnival Corp., Term Loan, 7.435%, (SOFR + 2.75%), 10/18/28		26,623	26,710,156
ClubCorp Holdings, Inc., Term Loan, 9.865%, (SOFR + 5.00%), 9/18/26		17,840	17,890,709
Fertitta Entertainment LLC, Term Loan, 8.185%, (SOFR + 3.50%), 1/27/29		19,649	19,675,872
Flutter Financing BV, Term Loan, 6.604%, (SOFR + 2.00%), 11/29/30		31,512	31,561,097
GVC Holdings (Gibraltar) Ltd., Term Loan, 6.922%, (6 mo. EURIBOR + 3.25%), 6/30/28	EUR	17,225	18,806,847
Hilton Domestic Operating Co., Inc., Term Loan, 6.488%, (SOFR + 1.75%), 11/8/30		6,575	6,570,305
Light & Wonder International, Inc., Term Loan, 7.034%, (SOFR + 2.25%), 4/14/29		7,369	7,371,662
Ontario Gaming GTA LP, Term Loan, 8.893%, (SOFR + 4.25%), 8/1/30		17,563	17,591,603
Oravel Stays Singapore Pte. Ltd., Term Loan, 13.325%, (SOFR + 8.25%), 6/23/26		3,439	3,466,528
Playa Resorts Holding BV, Term Loan, 7.435%, (SOFR + 2.75%), 1/5/29		26,699	26,685,392
SeaWorld Parks & Entertainment, Inc., Term Loan, 7.185%, (SOFR + 2.50%), 8/25/28		19,251	19,267,271
			$ 246,970,349
Household Durables — 1.6%
ACProducts, Inc., Term Loan, 9.115%, (SOFR + 4.25%), 5/17/28		18,382	$ 15,401,079
Libbey Glass, Inc., Term Loan, 11.267%, (SOFR + 6.50%), 11/22/27		14,098	13,992,258
Madison Safety & Flow LLC, Term Loan, 7.968%, (SOFR + 3.25%), 9/26/31		6,150	6,182,029
Serta Simmons Bedding LLC:
Term Loan, 12.218%, (SOFR + 7.50%), 6/29/28		19,908	16,821,842
Term Loan, 12.232%, (SOFR + 7.50%), 6/29/28		2,161	2,150,422
Solis IV BV, Term Loan, 8.571%, (SOFR + 3.50%), 2/26/29		13,579	13,564,377
Tempur Sealy International, Inc., Term Loan, 10/3/31(9)		15,400	15,409,625
			$ 83,521,632
Household Products — 0.4%
Energizer Holdings, Inc., Term Loan, 6.759%, (SOFR + 2.00%), 12/22/27		5,006	$ 5,020,233
Borrower/Description	Principal Amount* (000's omitted)		Value
Household Products (continued)
Kronos Acquisition Holdings, Inc., Term Loan, 9.314%, (SOFR + 4.00%), 7/8/31		19,575	$ 18,443,996
			$ 23,464,229
Independent Power and Renewable Electricity Producers — 0.2%
Alpha Generation LLC, Term Loan, 7.447%, (SOFR + 2.75%), 9/30/31		3,375	$ 3,378,615
Calpine Corp.:
Term Loan, 6.685%, (SOFR + 2.00%), 1/31/31		2,284	2,280,769
Term Loan, 6.685%, (SOFR + 2.00%), 1/31/31		2,612	2,607,957
Thunder Generation Funding LLC, Term Loan, 7.61%, (SOFR + 3.00%), 10/3/31		5,025	5,037,562
			$ 13,304,903
Industrial Conglomerates — 1.3%
AAG U.S. GSI Bidco, Inc., Term Loan, 10/8/31(9)		4,650	$ 4,650,000
Ammeraal Beltech Holding BV, Term Loan, 8.345%, (3 mo. EURIBOR + 5.00%), 12/30/28	EUR	7,273	7,936,991
Crown Equipment Corp., Term Loan, 7.324%, (SOFR + 2.50%), 10/10/31		9,700	9,716,170
Kohler Energy Co. LLC, Term Loan, 9.354%, (SOFR + 4.75%), 5/1/31		22,419	22,558,930
nVent Electric PLC, Term Loan, 9/12/31(9)		10,400	10,432,500
Rain Carbon GmbH, Term Loan, 8.56%, (3 mo. EURIBOR + 5.00%), 10/31/28	EUR	13,729	14,830,826
			$ 70,125,417
Insurance — 2.2%
Acrisure LLC, Term Loan, 8.009%, (SOFR + 3.25%), 11/6/30		2,993	$ 2,988,759
Alliant Holdings Intermediate LLC, Term Loan, 7.759%, (SOFR + 3.00%), 9/19/31		13,798	13,761,885
AmWINS Group, Inc., Term Loan, 7.05%, (SOFR + 2.25%), 2/19/28		3,949	3,951,364
AssuredPartners, Inc., Term Loan, 8.185%, (SOFR + 3.50%), 2/14/31		14,502	14,540,976
Broadstreet Partners, Inc., Term Loan, 7.935%, (SOFR + 3.25%), 6/13/31		24,962	24,982,283
Financiere CEP SAS, Term Loan, 7.146%, (1 mo. EURIBOR + 4.00%), 6/18/27	EUR	5,125	5,589,090
HUB International Ltd., Term Loan, 7.367%, (SOFR + 2.75%), 6/20/30		19,562	19,626,550
Ryan Specialty Group LLC, Term Loan, 6.935%, (SOFR + 2.25%), 9/15/31		11,525	11,539,406
Truist Insurance Holdings LLC:
Term Loan, 7.854%, (SOFR + 3.25%), 5/6/31		6,500	6,512,188

27
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)	Value
Insurance (continued)
Truist Insurance Holdings LLC: (continued)
Term Loan - Second Lien, 9.354%, (SOFR + 4.75%), 5/6/32	3,500	$ 3,556,875
USI, Inc.:
Term Loan, 7.354%, (SOFR + 2.75%), 11/22/29	3,980	3,984,167
Term Loan, 7.354%, (SOFR + 2.75%), 9/27/30	4,455	4,460,681
		$ 115,494,224
Interactive Media & Services — 0.5%
Foundational Education Group, Inc., Term Loan, 8.597%, (SOFR + 3.75%), 8/31/28	5,084	$ 4,982,021
Getty Images, Inc., Term Loan, 8.845%, (SOFR + 4.50%), 2/19/26	12,688	12,640,332
Match Group, Inc., Term Loan, 6.714%, (SOFR + 1.75%), 2/13/27	6,450	6,450,000
		$ 24,072,353
IT Services — 3.9%
Asurion LLC:
Term Loan, 8.785%, (SOFR + 4.00%), 8/19/28	8,967	$ 8,895,436
Term Loan, 9.035%, (SOFR + 4.25%), 8/19/28	7,029	6,997,909
Term Loan - Second Lien, 10.05%, (SOFR + 5.25%), 1/31/28	15,790	15,264,982
Term Loan - Second Lien, 10.05%, (SOFR + 5.25%), 1/20/29	2,375	2,274,556
Endure Digital, Inc., Term Loan, 8.471%, (SOFR + 3.50%), 2/10/28	29,469	26,787,553
Gainwell Acquisition Corp., Term Loan, 8.704%, (SOFR + 4.00%), 10/1/27	3,548	3,421,899
Go Daddy Operating Co. LLC, Term Loan, 6.685%, (SOFR + 2.00%), 11/9/29	38,676	38,698,019
Informatica LLC, Term Loan, 6.935%, (SOFR + 2.25%), 10/27/28	31,273	31,331,762
NAB Holdings LLC, Term Loan, 7.354%, (SOFR + 2.75%), 11/23/28	14,208	14,207,756
Plano HoldCo, Inc., Term Loan, 8.092%, (SOFR + 3.50%), 10/2/31	5,650	5,692,375
Rackspace Finance LLC:
Term Loan, 11.183%, (SOFR + 6.25%), 5/15/28	9,926	10,118,060
Term Loan - Second Lien, 7.683%, (SOFR + 2.75%), 5/15/28	25,809	15,507,019
Sedgwick Claims Management Services, Inc., Term Loan, 7.585%, (SOFR + 3.00%), 7/31/31	12,820	12,840,547
Synechron, Inc., Term Loan, 8.36%, (SOFR + 3.75%), 10/3/31	8,050	8,019,812
Borrower/Description	Principal Amount* (000's omitted)		Value
IT Services (continued)
team.blue Finco SARL, Term Loan, 7.045%, (3 mo. EURIBOR + 3.70%), 9/30/29	EUR	3,675	$ 3,958,753
Virtusa Corp., Term Loan, 7.935%, (SOFR + 3.25%), 2/15/29		1,990	1,992,488
			$ 206,008,926
Leisure Products — 0.6%
Fender Musical Instruments Corp., Term Loan, 8.785%, (SOFR + 4.00%), 12/1/28		470	$ 450,984
GSM Holdings, Inc., Term Loan, 9/29/31(9)		6,775	6,495,531
Hayward Industries, Inc., Term Loan, 7.30%, (SOFR + 2.50%), 5/30/28		8,962	8,973,372
Recess Holdings, Inc., Term Loan, 9.085%, (SOFR + 4.50%), 2/20/30		9,358	9,417,621
Tait LLC, Term Loan, 9.197%, (SOFR + 4.50%), 10/1/31		9,300	9,358,125
			$ 34,695,633
Life Sciences Tools & Services — 0.8%
Cambrex Corp., Term Loan, 8.285%, (SOFR + 3.50%), 12/4/26		322	$ 321,791
Catalent Pharma Solutions, Inc.:
Term Loan, 6.859%, (SOFR + 2.00%), 2/22/28		1,013	1,013,989
Term Loan, 7.745%, (SOFR + 3.00%), 2/22/28		2,637	2,641,694
Curia Global, Inc., Term Loan, 8.336%, (SOFR + 3.75%), 8/30/26(11)		17,091	16,310,746
ICON Luxembourg SARL, Term Loan, 6.604%, (SOFR + 2.00%), 7/3/28		5,404	5,430,285
LGC Group Holdings Ltd., Term Loan, 6.396%, (1 mo. EURIBOR + 3.25%), 4/21/27	EUR	5,775	6,245,635
Loire Finco Luxembourg SARL, Term Loan, 8.285%, (SOFR + 3.50%), 4/21/27		1,111	1,107,974
Packaging Coordinators Midco, Inc., Term Loan, 7.835%, (SOFR + 3.25%), 11/30/27		3,416	3,426,567
PRA Health Sciences, Inc., Term Loan, 6.604%, (SOFR + 2.00%), 7/3/28		1,346	1,353,000
Sotera Health Holdings LLC, Term Loan, 7.835%, (SOFR + 3.25%), 5/30/31		7,575	7,601,043
			$ 45,452,724
Machinery — 4.5%
AI Aqua Merger Sub, Inc., Term Loan, 8.357%, (SOFR + 3.50%), 7/31/28		23,813	$ 23,877,438
Ali Group North America Corp., Term Loan, 6.80%, (SOFR + 2.00%), 7/30/29		10,927	10,974,823
American Trailer World Corp., Term Loan, 8.535%, (SOFR + 3.75%), 3/3/28		194	174,432

28
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Machinery (continued)
Apex Tool Group LLC:
Term Loan, 14.872%, (SOFR + 10.10%), 7.418% cash, 7.454% PIK, 2/8/30		11,886	$ 11,321,883
Term Loan - Second Lien, 12.068%, (SOFR + 7.35%), 4.718% cash, 7.35% PIK, 2/8/29		5,090	4,860,791
Barnes Group, Inc., Term Loan, 7.185%, (SOFR + 2.50%), 9/3/30		17,192	17,235,684
Clark Equipment Co., Term Loan, 6.604%, (SOFR + 2.00%), 4/20/29		9,949	9,950,910
Conair Holdings LLC, Term Loan, 8.55%, (SOFR + 3.75%), 5/17/28		23,959	22,017,315
CPM Holdings, Inc., Term Loan, 9.344%, (SOFR + 4.50%), 9/28/28		3,970	3,904,249
Cube Industrials Buyer, Inc., Term Loan, 8.132%, (SOFR + 3.50%), 10/9/31		3,825	3,832,172
Delachaux Group SA, Term Loan, 6.556%, (3 mo. EURIBOR + 3.50%), 4/16/29	EUR	3,886	4,250,460
EMRLD Borrower LP:
Term Loan, 7.557%, (SOFR + 2.50%), 5/31/30		7,473	7,479,315
Term Loan, 7.557%, (SOFR + 2.50%), 8/4/31		9,975	9,980,197
Engineered Machinery Holdings, Inc.:
Term Loan, 7.095%, (3 mo. EURIBOR + 3.75%), 5/21/28	EUR	10,549	11,541,332
Term Loan, 8.615%, (SOFR + 3.75%), 5/19/28		12,875	12,930,128
Term Loan - Second Lien, 10.865%, (SOFR + 6.00%), 5/21/29		2,000	2,005,624
Filtration Group Corp., Term Loan, 8.30%, (SOFR + 3.50%), 10/21/28		8,882	8,904,988
Icebox Holdco III, Inc., Term Loan, 8.615%, (SOFR + 3.75%), 12/22/28		116	116,907
INNIO Group Holding GmbH, Term Loan, 6.955%, (3 mo. EURIBOR + 3.75%), 11/2/28	EUR	4,722	5,160,887
Madison IAQ LLC, Term Loan, 7.889%, (SOFR + 2.75%), 6/21/28		11,463	11,470,929
Pro Mach Group, Inc., Term Loan, 8.185%, (SOFR + 3.50%), 8/31/28		2,784	2,799,158
Roper Industrial Products Investment Co. LLC, Term Loan, 7.854%, (SOFR + 3.25%), 11/22/29		6,367	6,376,530
SPX Flow, Inc., Term Loan, 8.185%, (SOFR + 3.50%), 4/5/29		9,870	9,906,547
TK Elevator Midco GmbH, Term Loan, 7.59%, (6 mo. EURIBOR + 4.00%), 4/30/30	EUR	8,550	9,341,778
TK Elevator Topco GmbH, Term Loan, 7.215%, (6 mo. EURIBOR + 3.63%), 7/30/27	EUR	9,725	10,608,114
TK Elevator U.S. Newco, Inc., Term Loan, 8.588%, (SOFR + 3.50%), 4/30/30		12,903	12,952,742
Zephyr German BidCo GmbH, Term Loan, 6.865%, (3 mo. EURIBOR + 3.60%), 3/10/28	EUR	7,600	8,233,319
			$ 242,208,652
Borrower/Description	Principal Amount* (000's omitted)		Value
Media — 0.4%
Aragorn Parent Corp., Term Loan, 8.745%, (SOFR + 4.00%), 12/15/28		5,632	$ 5,659,680
Gray Television, Inc., Term Loan, 7.959%, (SOFR + 3.00%), 12/1/28		1,019	963,166
Hubbard Radio LLC, Term Loan, 9.185%, (SOFR + 4.50%), 9/30/27		5,146	3,936,823
iHeartCommunications, Inc., Term Loan, 7.80%, (SOFR + 3.00%), 5/1/26		2,365	1,992,668
MJH Healthcare Holdings LLC, Term Loan, 8.035%, (SOFR + 3.25%), 1/28/29		2,294	2,297,834
Sinclair Television Group, Inc., Term Loan, 7.30%, (SOFR + 2.50%), 9/30/26		6,101	5,929,718
			$ 20,779,889
Metals/Mining — 0.9%
Arsenal AIC Parent LLC, Term Loan, 7.935%, (SOFR + 3.25%), 8/18/30		17,672	$ 17,736,119
Dynacast International LLC, Term Loan, 14.407%, (SOFR + 9.25%), 10/22/25		3,003	2,811,266
PMHC II, Inc., Term Loan, 9.058%, (SOFR + 4.25%), 4/23/29		16,149	15,962,702
WireCo WorldGroup, Inc., Term Loan, 8.382%, (SOFR + 3.75%), 11/13/28		5,756	5,641,230
Zekelman Industries, Inc., Term Loan, 6.995%, (SOFR + 2.25%), 1/24/31		5,290	5,313,189
			$ 47,464,506
Oil, Gas & Consumable Fuels — 1.2%
Epic Crude Services LP, Term Loan, 7.656%, (SOFR + 3.00%), 10/10/31		5,800	$ 5,802,175
Freeport LNG Investments LLLP, Term Loan, 8.379%, (SOFR + 3.50%), 12/21/28		11,661	11,619,859
GIP II Blue Holding LP, Term Loan, 8.435%, (SOFR + 3.75%), 9/29/28		5,634	5,661,054
ITT Holdings LLC, Term Loan, 7.535%, (SOFR + 2.75%), 10/11/30		8,489	8,495,831
Matador Bidco SARL, Term Loan, 9.035%, (SOFR + 4.25%), 7/30/29		29,032	29,180,843
Oxbow Carbon LLC, Term Loan, 8.185%, (SOFR + 3.50%), 5/10/30		5,604	5,632,083
			$ 66,391,845
Pharmaceuticals — 1.1%
Aenova Holding GmbH, Term Loan, 7.135%, (6 mo. EURIBOR + 3.75%), 8/22/31	EUR	2,550	$ 2,787,631
AI Sirona (Luxembourg) Acquisition SARL, Term Loan, 6.646%, (1 mo. EURIBOR + 3.50%), 9/30/28	EUR	5,375	5,872,235

29
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Pharmaceuticals (continued)
Ceva Sante Animale:
Term Loan, 6.845%, (3 mo. EURIBOR + 3.50%), 11/8/30	EUR	3,725	$ 4,066,220
Term Loan, 8.354%, (SOFR + 3.25%), 11/8/30		4,154	4,184,417
Jazz Financing Lux SARL, Term Loan, 6.935%, (SOFR + 2.25%), 5/5/28		6,916	6,924,142
Mallinckrodt International Finance SA:
Term Loan, 12.245%, (SOFR + 7.50%), 11/14/28		3,417	3,636,112
Term Loan - Second Lien, 14.245%, (SOFR + 9.50%), 11/14/28		19,364	20,901,015
Nidda Healthcare Holding AG, Term Loan, 7.427%, (3 mo. EURIBOR + 4.00%), 2/21/30	EUR	8,200	8,947,975
Recipharm AB, Term Loan, 6.499%, (3 mo. EURIBOR + 2.95%), 2/17/28	EUR	1,725	1,846,921
			$ 59,166,668
Professional Services — 4.0%
AAL Delaware Holdco, Inc., Term Loan, 8.185%, (SOFR + 3.50%), 7/30/31		6,650	$ 6,687,406
APFS Staffing Holdings, Inc., Term Loan, 8.628%, (SOFR + 4.00%), 12/29/28(11)		3,572	3,564,869
Apleona Holding GmbH, Term Loan, 5.756%, (3 mo. EURIBOR + 2.70%), 4/28/28	EUR	4,725	5,124,518
CoreLogic, Inc.:
Term Loan, 8.30%, (SOFR + 3.50%), 6/2/28		13,955	13,914,626
Term Loan - Second Lien, 11.30%, (SOFR + 6.50%), 6/4/29		1,200	1,183,000
Corporation Service Co., Term Loan, 7.185%, (SOFR + 2.50%), 11/2/29		3,862	3,871,308
Crisis Prevention Institute, Inc., Term Loan, 9.354%, (SOFR + 4.75%), 4/9/31		3,025	3,042,645
EAB Global, Inc., Term Loan, 7.935%, (SOFR + 3.25%), 8/16/28		16,537	16,504,546
Employbridge Holding Co., Term Loan, 9.623%, (SOFR + 4.75%), 7/19/28(11)		20,389	14,635,756
First Advantage Holdings LLC, Term Loan, 9/19/31(9)		20,682	20,617,173
Fleet Midco I Ltd., Term Loan, 7.578%, (SOFR + 2.75%), 2/21/31		6,605	6,604,854
Genuine Financial Holdings LLC, Term Loan, 8.685%, (SOFR + 4.00%), 9/27/30		4,059	4,058,156
Lernen Bidco Ltd., Term Loan, 11.00%, (USD Prime + 3.00%), 9/30/31		5,025	5,062,687
Mermaid Bidco, Inc., Term Loan, 8.492%, (SOFR + 3.25%), 7/3/31		8,464	8,479,682
Neptune Bidco U.S., Inc., Term Loan, 9.758%, (SOFR + 5.00%), 4/11/29		7,929	7,334,556
PHM Group Holding Oy, Term Loan, 7.848%, (3 mo. EURIBOR + 4.75%), 6/24/31	EUR	4,900	5,333,306
Borrower/Description	Principal Amount* (000's omitted)		Value
Professional Services (continued)
Planet U.S. Buyer LLC, Term Loan, 8.604%, (SOFR + 3.50%), 2/7/31		11,646	$ 11,696,763
Techem Verwaltungsgesellschaft 675 GmbH, Term Loan, 7.018%, (3 mo. EURIBOR + 3.75%), 7/15/29	EUR	15,075	16,456,173
Teneo Holdings LLC, Term Loan, 9.435%, (SOFR + 4.75%), 3/13/31		12,024	12,055,685
Tidal Waste & Recycling Holdings LLC, Term Loan, 10/3/31(9)		6,000	6,011,250
Trans Union LLC, Term Loan, 6.685%, (SOFR + 2.00%), 12/1/28		31,388	31,427,434
Vaco Holdings LLC, Term Loan, 9.785%, (SOFR + 5.00%), 1/21/29		9,043	8,854,143
			$ 212,520,536
Real Estate Management & Development — 0.6%
Cushman & Wakefield U.S. Borrower LLC:
Term Loan, 7.685%, (SOFR + 3.00%), 1/31/30		6,611	$ 6,644,135
Term Loan, 7.935%, (SOFR + 3.25%), 1/31/30		6,360	6,383,611
Greystar Real Estate Partners LLC, Term Loan, 7.495%, (SOFR + 2.75%), 8/21/30		7,924	7,944,279
Homeserve USA Holding Corp., Term Loan, 7.009%, (SOFR + 2.25%), 10/21/30		9,453	9,434,777
			$ 30,406,802
Road & Rail — 1.0%
Avis Budget Car Rental LLC, Term Loan, 6.55%, (SOFR + 1.75%), 8/6/27		29,927	$ 29,811,384
Hertz Corp.:
Term Loan, 8.30%, (SOFR + 3.50%), 6/30/28		16,931	15,107,442
Term Loan, 8.30%, (SOFR + 3.50%), 6/30/28		3,298	2,942,813
Term Loan, 8.493%, (SOFR + 3.75%), 6/30/28		7,493	6,697,879
			$ 54,559,518
Semiconductors & Semiconductor Equipment — 0.6%
Altar Bidco, Inc.:
Term Loan, 7.247%, (SOFR + 3.10%), 2/1/29		6,283	$ 6,293,032
Term Loan - Second Lien, 9.747%, (SOFR + 5.60%), 2/1/30		6,650	6,522,194
Bright Bidco BV, Term Loan, 12.585%, (SOFR + 8.00%), 4.585% cash, 8.00% PIK, 10/31/27		3,678	1,815,876
MaxLinear, Inc., Term Loan, 7.082%, (SOFR + 2.25%), 6/23/28		2,955	2,863,002

30
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Semiconductors & Semiconductor Equipment (continued)
MKS Instruments, Inc., Term Loan, 6.995%, (SOFR + 2.25%), 8/17/29		13,740	$ 13,778,102
Synaptics, Inc., Term Loan, 7.215%, (SOFR + 2.25%), 12/2/28		2,728	2,730,337
			$ 34,002,543
Software — 11.4%
Applied Systems, Inc., Term Loan, 7.604%, (SOFR + 3.00%), 2/24/31		43,442	$ 43,607,060
Astra Acquisition Corp.:
Term Loan, 9.854%, (SOFR + 5.25%), 10/25/28		10,314	825,140
Term Loan, 11.354%, (SOFR + 6.75%), 2/25/28		7,398	6,066,402
Term Loan, 17.998%, (SOFR + 13.33%), 10/25/29		15,311	2,679,507
Boxer Parent Co., Inc., Term Loan, 8.335%, (SOFR + 3.75%), 7/30/31		3,536	3,528,938
Cegid Group SAS:
Term Loan, 6.586%, (3 mo. EURIBOR + 3.50%), 7/10/28	EUR	3,525	3,844,702
Term Loan, 6.586%, (3 mo. EURIBOR + 3.50%), 7/10/28	EUR	3,850	4,195,400
Central Parent, Inc., Term Loan, 7.854%, (SOFR + 3.25%), 7/6/29		19,825	19,716,764
Cloud Software Group, Inc., Term Loan, 8.604%, (SOFR + 4.00%), 3/30/29		20,317	20,332,242
Cloudera, Inc.:
Term Loan, 8.535%, (SOFR + 3.75%), 10/8/28		27,967	27,535,943
Term Loan - Second Lien, 10.785%, (SOFR + 6.00%), 10/8/29		2,950	2,795,125
Constant Contact, Inc., Term Loan, 8.918%, (SOFR + 4.00%), 2/10/28		4,993	4,823,559
Cornerstone OnDemand, Inc., Term Loan, 8.55%, (SOFR + 3.75%), 10/16/28		8,194	7,695,515
Dragon Buyer, Inc., Term Loan, 7.908%, (SOFR + 3.25%), 9/30/31		10,000	9,956,250
Drake Software LLC, Term Loan, 8.935%, (SOFR + 4.25%), 6/26/31		19,675	19,379,875
E2open LLC, Term Loan, 8.30%, (SOFR + 3.50%), 2/4/28		16,009	15,999,323
ECI Macola Max Holding LLC, Term Loan, 7.842%, (SOFR + 3.25%), 5/9/30		15,605	15,657,090
Epicor Software Corp., Term Loan, 7.935%, (SOFR + 3.25%), 5/30/31		50,538	50,775,960
Fiserv Investment Solutions, Inc., Term Loan, 9.128%, (SOFR + 4.00%), 2/18/27		12,312	11,865,953
Gen Digital, Inc., Term Loan, 6.435%, (SOFR + 1.75%), 9/12/29		1,152	1,149,031
Borrower/Description	Principal Amount* (000's omitted)		Value
Software (continued)
GoTo Group, Inc.:
Term Loan, 9.668%, (SOFR + 4.75%), 4/28/28		12,865	$ 10,935,497
Term Loan - Second Lien, 9.668%, (SOFR + 4.75%), 4/28/28		8,153	2,853,501
IGT Holding IV AB:
Term Loan, 6.245%, (3 mo. EURIBOR + 2.90%), 3/31/28	EUR	3,205	3,473,790
Term Loan, 8.742%, (SOFR + 3.65%), 3/31/28		3,974	3,996,260
iSolved, Inc., Term Loan, 8.185%, (SOFR + 3.50%), 10/15/30		5,149	5,171,685
Ivanti Software, Inc., Term Loan, 9.121%, (SOFR + 4.25%), 12/1/27		3,851	3,289,472
Marcel LUX IV SARL:
Term Loan, 7.631%, (1 mo. EURIBOR + 4.00%), 11/9/30	EUR	8,650	9,456,082
Term Loan, 8.84%, (SOFR + 4.00%), 11/11/30		28,181	28,392,113
McAfee LLC, Term Loan, 8.10%, (SOFR + 3.25%), 3/1/29		29,554	29,563,033
Mosel Bidco SE:
Term Loan, 7.845%, (3 mo. EURIBOR + 4.50%), 9/16/30	EUR	1,825	1,995,566
Term Loan, 9.104%, (SOFR + 4.50%), 9/16/30		2,575	2,587,875
N-Able International Holdings II LLC, Term Loan, 8.069%, (SOFR + 2.75%), 7/19/28		1,251	1,255,827
Open Text Corp., Term Loan, 6.935%, (SOFR + 2.25%), 1/31/30		15,581	15,653,068
Orion Advisor Solutions, Inc., Term Loan, 9/24/30(9)		5,800	5,792,750
Polaris Newco LLC:
Term Loan, 7.345%, (3 mo. EURIBOR + 4.00%), 6/2/28	EUR	8,391	8,846,628
Term Loan, 8.847%, (SOFR + 4.00%), 6/2/28		2,912	2,894,051
Proofpoint, Inc., Term Loan, 7.685%, (SOFR + 3.00%), 8/31/28		7,606	7,620,667
Quest Software U.S. Holdings, Inc., Term Loan, 8.985%, (SOFR + 4.25%), 2/1/29		16,411	11,816,264
RealPage, Inc., Term Loan, 7.80%, (SOFR + 3.00%), 4/24/28		10,609	10,473,770
Redstone Holdco 2 LP, Term Loan, 9.597%, (SOFR + 4.75%), 4/27/28		11,692	8,768,864
Sabre GLBL, Inc.:
Term Loan, 8.30%, (SOFR + 3.50%), 12/17/27		5,850	5,430,081
Term Loan, 8.30%, (SOFR + 3.50%), 12/17/27		3,723	3,455,920
Term Loan, 9.035%, (SOFR + 4.25%), 6/30/28		3,513	3,297,513
Term Loan, 9.785%, (SOFR + 5.00%), 6/30/28		3,146	2,989,923
Skillsoft Corp., Term Loan, 10.082%, (SOFR + 5.25%), 7/14/28		10,228	8,338,943
SolarWinds Holdings, Inc., Term Loan, 7.435%, (SOFR + 2.75%), 2/5/30		18,345	18,395,117

31
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Software (continued)
Sophia LP, Term Loan, 8.285%, (SOFR + 3.50%), 10/9/29		22,923	$ 23,046,262
UKG, Inc., Term Loan, 7.617%, (SOFR + 3.00%), 2/10/31		35,007	35,082,031
Veritas U.S., Inc., Term Loan, 9.80%, (SOFR + 5.00%), 9/1/25		29,914	28,650,520
Vision Solutions, Inc.:
Term Loan, 8.847%, (SOFR + 4.00%), 4/24/28		32,979	32,597,692
Term Loan - Second Lien, 12.097%, (SOFR + 7.25%), 4/23/29		1,500	1,444,688
			$ 609,995,232
Specialty Retail — 2.5%
Apro LLC, Term Loan, 8.574%, (SOFR + 3.75%), 7/9/31		5,750	$ 5,780,544
Boels Topholding BV, Term Loan, 6.557%, (3 mo. EURIBOR + 3.00%), 5/23/31	EUR	3,406	3,724,594
Etraveli Holding AB, Term Loan, 7.845%, (3 mo. EURIBOR + 4.50%), 11/2/28	EUR	11,694	12,751,984
Great Outdoors Group LLC, Term Loan, 8.55%, (SOFR + 3.75%), 3/6/28		27,041	27,145,684
Harbor Freight Tools USA, Inc., Term Loan, 7.192%, (SOFR + 2.50%), 6/11/31(11)		18,379	17,955,358
Hoya Midco LLC, Term Loan, 7.585%, (SOFR + 3.00%), 2/3/29		2,620	2,634,407
Les Schwab Tire Centers, Term Loan, 7.685%, (SOFR + 3.00%), 4/23/31		17,999	18,030,773
LIDS Holdings, Inc., Term Loan, 10.381%, (SOFR + 5.50%), 12/14/26		3,702	3,679,266
Mattress Firm, Inc., Term Loan, 8.924%, (SOFR + 4.25%), 9/25/28		15,699	15,720,201
Mavis Tire Express Services Corp., Term Loan, 8.185%, (SOFR + 3.50%), 5/4/28		1,596	1,601,986
PetSmart, Inc., Term Loan, 8.535%, (SOFR + 3.75%), 2/11/28		6,858	6,824,464
Speedster Bidco GmbH:
Term Loan, 10/17/31(9)	EUR	8,100	8,814,448
Term Loan, 10/17/31(9)		7,775	7,772,574
			$ 132,436,283
Technology Hardware, Storage & Peripherals — 0.1%
Poseidon Bidco SASU, Term Loan, 8.345%, (3 mo. EURIBOR + 5.00%), 3/13/30	EUR	8,200	$ 6,652,494
			$ 6,652,494
Borrower/Description	Principal Amount* (000's omitted)		Value
Trading Companies & Distributors — 3.1%
American Builders & Contractors Supply Co., Inc., Term Loan, 6.435%, (SOFR + 1.75%), 1/31/31		5,417	$ 5,428,369
Avolon TLB Borrower 1 (U.S.) LLC, Term Loan, 6.509%, (SOFR + 1.75%), 6/24/30		40,522	40,505,284
Beacon Roofing Supply, Inc., Term Loan, 6.685%, (SOFR + 2.00%), 5/19/28		5,310	5,329,787
Core & Main LP, Term Loan, 6.968%, (SOFR + 2.25%), 2/9/31		3,672	3,686,021
DXP Enterprises, Inc., Term Loan, 8.435%, (SOFR + 3.75%), 10/11/30		7,153	7,191,496
Foundation Building Materials Holding Co. LLC, Term Loan, 8.585%, (SOFR + 4.00%), 1/29/31		12,338	12,176,064
Patagonia Bidco Ltd., Term Loan, 10.45%, (SONIA + 5.25%), 11/1/28	GBP	20,400	23,825,568
PEARLS (Netherlands) Bidco BV, Term Loan, 7.056%, (3 mo. EURIBOR + 4.00%), 2/26/29	EUR	6,000	6,552,194
Spin Holdco, Inc., Term Loan, 9.256%, (SOFR + 4.00%), 3/4/28		34,121	29,770,981
White Cap Buyer LLC, Term Loan, 7.935%, (SOFR + 3.25%), 10/19/29		18,000	17,984,664
Windsor Holdings III LLC, Term Loan, 8.259%, (SOFR + 3.50%), 8/1/30		11,710	11,768,710
			$ 164,219,138
Wireless Telecommunication Services — 0.6%
CCI Buyer, Inc., Term Loan, 8.604%, (SOFR + 4.00%), 12/17/27		18,771	$ 18,810,587
Digicel International Finance Ltd., Term Loan, 11.335%, (SOFR + 6.75%), 5/25/27		14,913	14,908,370
			$ 33,718,957
Total Senior Floating-Rate Loans (identified cost $4,494,653,192)			$4,368,224,354

Warrants — 0.0%
Security	Shares	Value
Health Care — 0.0%
Cano Health, Inc., Exp. 6/28/29(4)(5)	9,917	$ 0
Total Warrants (identified cost $0)		$ 0

32
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2024
Portfolio of Investments — continued

Short-Term Investments — 4.0%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.78%(13)	212,728,697	$ 212,728,697
Total Short-Term Investments (identified cost $212,728,697)		$ 212,728,697
Total Investments — 98.8% (identified cost $5,461,776,899)		$5,284,770,055
Less Unfunded Loan Commitments — (0.0)%(7)		$ (2,451,530)
Net Investments — 98.8% (identified cost $5,459,325,369)		$5,282,318,525
Other Assets, Less Liabilities — 1.2%		$ 64,812,036
Net Assets — 100.0%		$5,347,130,561
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
*	In U.S. dollars unless otherwise indicated.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2024, the aggregate value of these securities is $620,864,341 or 11.6% of the Portfolio's net assets.
(2)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2024.
(3)	Affiliated company (see Note 7).
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 8).
(5)	Non-income producing security.
(6)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.
(7)	Amount is less than 0.05% or (0.05)%, as applicable.
(8)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(9)	This Senior Loan will settle after October 31, 2024, at which time the interest rate will be determined.
(10)	Issuer is in default with respect to interest and/or principal payments or has declared bankruptcy and is non-income producing. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.
(11)	The stated interest rate represents the weighted average interest rate at October 31, 2024 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.
(12)	Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. At October 31, 2024, the total value of unfunded loan commitments is $2,449,409. See Note 1F for description.
(13)	May be deemed to be an affiliated investment company (see Note 7). The rate shown is the annualized seven-day yield as of October 31, 2024.

Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	302,599,179	EUR	270,766,698	Standard Chartered Bank	11/4/24	$ 8,072,739	$ —
USD	35,035,468	EUR	31,369,000	Australia and New Zealand Banking Group Limited	11/29/24	879,005	—
USD	35,032,115	EUR	31,369,000	Bank of America, N.A.	11/29/24	875,651	—
USD	35,018,162	EUR	31,369,000	Bank of America, N.A.	11/29/24	861,699	—
USD	35,040,293	EUR	31,369,000	State Street Bank and Trust Company	11/29/24	883,829	—
USD	35,027,241	EUR	31,373,316	State Street Bank and Trust Company	11/29/24	866,078	—
USD	27,955,030	GBP	21,166,972	Goldman Sachs International	11/29/24	662,261	—
USD	294,299,947	EUR	270,766,698	Standard Chartered Bank	12/3/24	—	(574,296)
33
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2024
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
EUR	41,000,000	USD	44,672,411	State Street Bank and Trust Company	12/31/24	$ 35,586	$ —
USD	18,388,250	EUR	16,454,000	Goldman Sachs International	12/31/24	446,167	—
USD	18,388,889	EUR	16,454,000	State Street Bank and Trust Company	12/31/24	446,806	—
USD	18,385,265	EUR	16,454,000	State Street Bank and Trust Company	12/31/24	443,183	—
USD	18,009,289	EUR	16,114,069	State Street Bank and Trust Company	12/31/24	437,881	—
						$14,910,885	$(574,296)
Abbreviations:
EURIBOR	– Euro Interbank Offered Rate
OTC	– Over-the-counter
PCL	– Public Company Limited
PIK	– Payment In Kind
SOFR	– Secured Overnight Financing Rate
SONIA	– Sterling Overnight Interbank Average
Currency Abbreviations:
EUR	– Euro
GBP	– British Pound Sterling
USD	– United States Dollar
34
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2024
Statement of Assets and Liabilities

October 31, 2024
Assets
Unaffiliated investments, at value (identified cost $5,244,251,264)	$5,069,589,828
Affiliated investments, at value (identified cost $215,074,105)	212,728,697
Cash	63,383,150
Deposits for derivatives collateral — forward foreign currency exchange contracts	7,774,000
Foreign currency, at value (identified cost $43,247,798)	43,549,917
Interest receivable	30,570,784
Dividends receivable from affiliated investments	720,822
Receivable for investments sold	126,561,077
Receivable for open forward foreign currency exchange contracts	14,910,885
Trustees' deferred compensation plan	315,495
Prepaid upfront fees on notes payable	329,470
Prepaid expenses	14,306
Total assets	$5,570,448,431
Liabilities
Cash collateral due to brokers	$7,774,000
Payable for investments purchased	210,534,177
Payable for open forward foreign currency exchange contracts	574,296
Payable to affiliates:
Investment adviser fee	2,294,340
Trustees' fees	9,042
Trustees' deferred compensation plan	315,495
Accrued expenses	1,816,520
Total liabilities	$223,317,870
Net Assets applicable to investors' interest in Portfolio	$5,347,130,561
35
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2024
Statement of Operations

Year Ended
October 31, 2024
Investment Income
Dividend income	$1,352,349
Dividend income from affiliated investments	7,420,193
Interest income	497,606,230
Other income	4,588,880
Total investment income	$510,967,652
Expenses
Investment adviser fee	$28,063,615
Trustees’ fees and expenses	108,500
Custodian fee	1,112,630
Legal and accounting services	283,322
Interest expense and fees	1,558,654
Miscellaneous	591,311
Total expenses	$31,718,032
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$209,894
Total expense reductions	$209,894
Net expenses	$31,508,138
Net investment income	$479,459,514
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$(174,300,351)
Foreign currency transactions	(1,825,477)
Forward foreign currency exchange contracts	(13,858,849)
Net realized loss	$(189,984,677)
Change in unrealized appreciation (depreciation):
Investments	$254,661,473
Foreign currency	493,702
Forward foreign currency exchange contracts	6,261,460
Net change in unrealized appreciation (depreciation)	$261,416,635
Net realized and unrealized gain	$71,431,958
Net increase in net assets from operations	$550,891,472
36
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2024
Statements of Changes in Net Assets

	Year Ended October 31,
	2024	2023
Increase (Decrease) in Net Assets
From operations:
Net investment income	$479,459,514	$537,269,640
Net realized loss	(189,984,677)	(335,324,412)
Net change in unrealized appreciation (depreciation)	261,416,635	471,089,099
Net increase in net assets from operations	$550,891,472	$673,034,327
Capital transactions:
Contributions	$313,003,430	$308,512,496
Withdrawals	(1,278,538,434)	(3,320,903,248)
Net decrease in net assets from capital transactions	$(965,535,004)	$(3,012,390,752)
Net decrease in net assets	$(414,643,532)	$(2,339,356,425)
Net Assets
At beginning of year	$5,761,774,093	$8,101,130,518
At end of year	$5,347,130,561	$5,761,774,093
37
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2024
Financial Highlights

	Year Ended October 31,
	2024	2023	2022	2021	2020
Ratios/Supplemental Data
Ratios (as a percentage of average daily net assets):(1)
Total expenses	0.57%	0.58%	0.54%	0.56%	0.59%
Net expenses	0.57%(2)	0.58%(2)	0.54%(2)	0.56%	0.59%
Net investment income	8.70%	8.21%	4.39%	3.51%	4.17%
Portfolio Turnover	31%	19%	27%	26%	28%
Total Return	10.49%	10.63%	(3.32)%	7.80%	1.18%
Net assets, end of year (000’s omitted)	$5,347,131	$5,761,774	$8,101,131	$8,986,782	$5,649,501
(1)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
(2)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Portfolio's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022).
38
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2024
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Floating Rate Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2024, Eaton Vance Floating-Rate Fund and Eaton Vance Floating-Rate & High Income Fund held an interest of 86.4% and 13.6%, respectively, in the Portfolio.
The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Senior Loans, for which a valuation is not available or deemed unreliable, are fair valued by the investment adviser utilizing one or more of the valuation techniques described below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.
Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Portfolio’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
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Eaton Vance
Floating Rate Portfolio
October 31, 2024
Notes to Financial Statements — continued

B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees in connection with investments in senior floating-rate loans may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned and included in Other income on the Statement of Operations. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.
D  Federal Taxes—The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.
As of October 31, 2024, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
F  Unfunded Loan Commitments—The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower's discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2024, the Portfolio had sufficient cash and/or securities to cover these commitments.
G  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
H  Indemnifications—Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.
I  Forward Foreign Currency Exchange Contracts—The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.
J  When-Issued Securities and Delayed Delivery Transactions—The Portfolio may purchase securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract.
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Eaton Vance
Floating Rate Portfolio
October 31, 2024
Notes to Financial Statements — continued

2  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Portfolio. The investment adviser fee is computed at an annual rate as a percentage of the Portfolio's average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $1 billion	0.5750%
$1 billion but less than $2 billion	0.5250%
$2 billion but less than $5 billion	0.4900%
$5 billion but less than $10 billion	0.4600%
$10 billion but less than $15 billion	0.4350%
$15 billion but less than $20 billion	0.4150%
$20 billion but less than $25 billion	0.4000%
$25 billion and over	0.3900%
For the year ended October 31, 2024, the Portfolio’s investment adviser fee amounted to $28,063,615 or 0.51% of the Portfolio's average daily net assets. The Portfolio may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Portfolio is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Fund. For the year ended October 31, 2024, the investment adviser fee paid was reduced by $209,894 relating to the Portfolio's investment in the Liquidity Fund.
Trustees and officers of the Portfolio who are members of BMR’s organization receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Portfolio are officers of the above organization.
During the year ended October 31, 2024, EVM reimbursed the Portfolio $6,584 for a net realized loss due to a trading error. The amount of the reimbursement had no significant impact on total return.
3  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and including maturities, and principal repayments on Senior Loans, aggregated $1,653,033,278 and $2,231,011,943, respectively, for the year ended October 31, 2024.
4  Federal Income Tax Basis of Investments
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2024, as determined on a federal income tax basis, were as follows:
Aggregate cost	$5,452,329,490
Gross unrealized appreciation	$51,270,204
Gross unrealized depreciation	(221,281,169)
Net unrealized depreciation	$(170,010,965)
5  Financial Instruments
The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for
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Eaton Vance
Floating Rate Portfolio
October 31, 2024
Notes to Financial Statements — continued

financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2024 is included in the Portfolio of Investments. At October 31, 2024, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.
The Portfolio is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts.
The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio's net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2024, the fair value of derivatives with credit related contingent features in a net liability position was $574,296. At October 31, 2024, there were no assets pledged by the Portfolio for such liability.
The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.
The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2024 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 8) at October 31, 2024.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2024 was as follows:
	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative(2)
Forward foreign currency exchange contracts	$14,910,885	$(574,296)
(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.
(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts.
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Eaton Vance
Floating Rate Portfolio
October 31, 2024
Notes to Financial Statements — continued

The Portfolio's derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of October 31, 2024.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
Australia and New Zealand Banking Group Limited	$879,005	$ —	$(879,005)	$ —	$ —
Bank of America, N.A.	1,737,350	—	—	(1,737,350)	—
Goldman Sachs International	1,108,428	—	(1,054,442)	—	53,986
Standard Chartered Bank	8,072,739	(574,296)	(4,198,780)	(3,299,663)	—
State Street Bank and Trust Company	3,113,363	—	(1,728,562)	(1,384,801)	—
	$14,910,885	$(574,296)	$(7,860,789)	$(6,421,814)	$53,986

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)
Standard Chartered Bank	$(574,296)	$574,296	$ —	$ —	$ —
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2024 was as follows:
Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)
Forward foreign currency exchange contracts	$(13,858,849)	$6,261,460
(1)	Statement of Operations location: Net realized gain (loss): Forward foreign currency exchange contracts.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation): Forward foreign currency exchange contracts.
The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended October 31, 2024, which is indicative of the volume of this derivative type, was approximately $932,199,000.
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Eaton Vance
Floating Rate Portfolio
October 31, 2024
Notes to Financial Statements — continued

6  Credit Facility
The Portfolio participates with another portfolio and fund managed by BMR and its affiliates in a $500 million ($600 million prior to March 4, 2024) unsecured credit facility agreement (Agreement) with a group of banks, which is in effect through March 3, 2025. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. At the Portfolio’s option, any loan under the Credit Facility that is made to it will bear interest at a rate equal to (i) the Benchmark Rate (defined below) plus a margin or, (ii) the Base Rate, or (iii) the Overnight Rate plus a margin. Base Rate is the highest of (a) administrative agent’s prime rate, (b) 50 basis points above the Federal Funds rate, (c) the Benchmark Rate plus a margin and (d) 1.00%, in each case as in effect from time to time. The “Overnight Rate” is the greatest of the Benchmark Rate, the Federal Funds rate and 0.00%. “Benchmark Rate” means Term SOFR (defined as the forward-looking Secured Overnight Financing Rate term rate published two U.S. government securities business days prior to the commencement of the applicable interest period plus the Term SOFR Adjustment) for an interest period of one-month’s duration. To the extent that, at any time, the Benchmark Rate is less than 0.00%, the Benchmark Rate shall be deemed to be 0.00% for purposes of the Credit Facility. “Term SOFR Adjustment” means 0.10%. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of each lender’s commitment amount is allocated among the participating portfolios and fund at the end of each quarter. Also included in interest expense and fees on the Statement of Operations is approximately $1,087,000 of amortization of upfront fees paid by the Portfolio in connection with the annual renewal of the Agreement. The unamortized balance of upfront fees at October 31, 2024 is $329,470 and is included in prepaid upfront fees on notes payable in the Statement of Assets and Liabilities. Because the credit facility is not available exclusively to the Portfolio and the maximum amount is capped, it may be unable to borrow some or all of a requested amount at any particular time. The Portfolio did not have any significant borrowings during the year ended October 31, 2024.
7  Affiliated Investments
An affiliated company is a company in which a fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares, or a company that is under common ownership or control with a fund. At October 31, 2024, the value of the Portfolio's investment in affiliated companies and in funds that may be deemed to be affiliated was $212,728,697, which represents 4.0% of the Portfolio's net assets. Transactions in such investments by the Portfolio for the year ended October 31, 2024 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Common Stocks*
IAP Worldwide Services LLC(1)(2)(3)	$ 0	$ —	$ —	$ —	$ —	$ 0	$ —	2,577
Short-Term Investments
Liquidity Fund	143,913,942	1,573,603,918	(1,504,789,163)	—	—	212,728,697	7,420,193	212,728,697
Total				$ —	$ —	$212,728,697	$7,420,193
*	The related industry is the same as the presentation in the Portfolio of Investments.
(1)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 8).
(2)	Non-income producing security.
(3)	A portion of the shares were acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.
8  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
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Eaton Vance
Floating Rate Portfolio
October 31, 2024
Notes to Financial Statements — continued

At October 31, 2024, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3*	Total
Asset-Backed Securities	$ —	$ 201,386,229	$ —	$ 201,386,229
Common Stocks	682,203	48,406,546	19,386,616	68,475,365
Corporate Bonds	—	433,955,410	—	433,955,410
Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	—	4,334,127,365	31,645,459	4,365,772,824
Warrants	—	—	0	0
Short-Term Investments	212,728,697	—	—	212,728,697
Total Investments	$213,410,900	$5,017,875,550	$51,032,075	$5,282,318,525
Forward Foreign Currency Exchange Contracts	$ —	$ 14,910,885	$ —	$ 14,910,885
Total	$213,410,900	$5,032,786,435	$51,032,075	$5,297,229,410
Liability Description
Forward Foreign Currency Exchange Contracts	$ —	$ (574,296)	$ —	$ (574,296)
Total	$ —	$ (574,296)	$ —	$ (574,296)
*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2024 is not presented.
9  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country, and by acts of terrorism and war. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
Credit Risk
The Portfolio invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.
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Eaton Vance
Floating Rate Portfolio
October 31, 2024
Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Eaton Vance Floating Rate Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating Rate Portfolio (the “Portfolio"), including the portfolio of investments, as of October 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2024, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 18, 2024
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
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Eaton Vance
Floating-Rate Fund
October 31, 2024
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 6, 2024, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised of all of the Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings held between April and June 2024, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios, and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other funds, collective investment trusts and institutional accounts) with the same or substantially similar investment objective as the fund and with a significant overlap in holdings based on criteria set by the Board, if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used by the adviser to determine the value of fund assets, including, when necessary, the determination of “fair value” by the adviser in its role as each funds’ valuation designee and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
1 Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report. Eaton Vance Management and Boston Management and Research are referred to collectively as the “adviser.”
47

Eaton Vance
Floating-Rate Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other funds and investment accounts, as applicable;
•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The personal trading codes of ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, including descriptions of their various compliance programs and their record of compliance and remediation;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund;
• A description of the adviser’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost, and character of the administrative and other non-investment advisory services provided by the adviser and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule), and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates, and other relevant matters;
• The risks that the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 6, 2024 meeting, the Board and its committees received information from portfolio managers and other investment professionals of the adviser and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Board and its committees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the funds, and received and participated in reports and presentations provided by the adviser and sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular video or telephone conferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Kirkland & Ellis LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Floating-Rate Fund (the “Fund”) and Eaton Vance Management (“EVM”), as well as the investment advisory agreement between Eaton Vance Floating Rate Portfolio (the “Portfolio”), the
48

Eaton Vance
Floating-Rate Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

portfolio in which the Fund invests, and Boston Management and Research (“BMR”) (EVM, with respect to the Fund, and BMR, with respect to the Portfolio, are each referred to herein as the “Adviser”), including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Fund and the Portfolio (together, the “investment advisory agreements”).
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreements for the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Fund and to the Portfolio by the applicable Adviser.
The Board considered each Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund and the Portfolio, including the education and experience of the investment professionals who provide services to the Portfolio. In particular, the Board considered the abilities and experience of each Adviser’s investment professionals in analyzing special considerations relevant to investing in senior floating rate loans. The Board considered each Adviser’s large group of bank loan investment professionals and other personnel who provide services to the Fund and to the Portfolio, including portfolio managers and analysts. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of each Adviser and other factors, including the reputation and resources of each Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund and the Portfolio, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund and the Portfolio, including the provision of administrative services. The Board also considered the business-related and other risks to which each Adviser or its affiliates may be subject in managing the Fund and the Portfolio.
The Board noted that, under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it would receive a fee, or in the Portfolio, for which it receives no separate fee but for which BMR receives an advisory fee from the Portfolio.
The Board considered the compliance programs of each Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, compliance with policies and procedures, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered relevant examinations of each Adviser and its affiliates by regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by each Adviser, taken as a whole, are appropriate and consistent with the terms of the applicable investment advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2023. In this regard, the Board noted that the performance of the Fund was lower than the median performance of the Fund’s peer group for the three-year period. The Board also noted that the performance of the Fund was lower than its benchmark index for the three-year period. On the basis of the foregoing, the performance of the Fund over other periods, and other relevant information provided by the Adviser in response to requests from the Contract Review Committee, the Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Portfolio and by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2023, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered certain factors identified by management in response to inquiries from the Contract Review Committee regarding the Fund’s total expense ratio relative to comparable funds.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by each Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by each Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by each Adviser and its affiliates to third parties in respect of distribution or other services.
49

Eaton Vance
Floating-Rate Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by each Adviser and its affiliates are not excessive.
The Board also considered direct or indirect fall-out benefits received by each Adviser and its affiliates in connection with their respective relationships with the Fund and the Portfolio, including the benefits of research services that may be available to each Adviser as a result of securities transactions effected for the Fund and the Portfolio and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the applicable Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. To assist in the evaluation of the sharing of any economies of scale, the Board received data showing for recent years, asset levels, Adviser profitability and total expense ratios. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by each Adviser. The Board also concluded that the structure of the advisory fees, which include breakpoints at several asset levels, will allow the Fund and the Portfolio to continue to benefit from any economies of scale in the future.
50

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EVBLX-NCSR    10.31.24

Eaton Vance
Floating-Rate & High Income Fund
Annual Financial Statements and
Additional Information
October 31, 2024

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the prospectus and/or statement of additional information, which can be obtained by calling 1-800-262-1122 or from a financial intermediary. Prospective investors should read the prospectus carefully before investing.

Annual Financial Statements and Additional Information October 31, 2024
Eaton Vance
Floating-Rate & High Income Fund

Eaton Vance
Floating-Rate & High Income Fund
October 31, 2024
Statement of Assets and Liabilities

October 31, 2024
Assets
Investment in Eaton Vance Floating Rate Portfolio, at value (identified cost $782,036,633)	$726,214,637
Investment in High Income Opportunities Portfolio, at value (identified cost $147,357,751)	115,448,715
Receivable for Fund shares sold	1,825,370
Total assets	$843,488,722
Liabilities
Payable for Fund shares redeemed	$3,084,254
Distributions payable	397,067
Payable to affiliates:
Administration fee	106,868
Distribution and service fees	45,427
Trustees' fees	42
Other	99,209
Accrued expenses	296,048
Total liabilities	$4,028,915
Net Assets	$839,459,807
Sources of Net Assets
Paid-in capital	$1,100,863,267
Accumulated loss	(261,403,460)
Net Assets	$839,459,807
Advisers Class Shares
Net Assets	$34,656,405
Shares Outstanding	4,179,424
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$8.29
Class A Shares
Net Assets	$108,034,286
Shares Outstanding	12,248,006
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$8.82
Maximum Offering Price Per Share (100 ÷ 96.75 of net asset value per share)	$9.12
Class C Shares
Net Assets	$17,881,827
Shares Outstanding	2,160,688
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$8.28
Class I Shares
Net Assets	$648,336,408
Shares Outstanding	78,138,896
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$8.30
1
See Notes to Financial Statements.

Eaton Vance
Floating-Rate & High Income Fund
October 31, 2024
Statement of Assets and Liabilities — continued

October 31, 2024
Class R6 Shares
Net Assets	$30,550,881
Shares Outstanding	3,681,938
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$8.30
On sales of $100,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
2
See Notes to Financial Statements.

Eaton Vance
Floating-Rate & High Income Fund
October 31, 2024
Statement of Operations

Year Ended
October 31, 2024
Investment Income
Dividend income allocated from Portfolios (net of foreign taxes withheld of $136)	$1,642,620
Interest income allocated from Portfolios (net of foreign taxes withheld of $118)	78,066,784
Other income allocated from Portfolios	668,112
Expenses, excluding interest expense and fees, allocated from Portfolios	(4,849,044)
Interest expense and fees allocated from Portfolios	(217,610)
Total investment income from Portfolios	$75,310,862
Expenses
Administration fee	$1,345,018
Distribution and service fees:
Advisers Class	94,518
Class A	283,053
Class C	166,980
Trustees’ fees and expenses	500
Custodian fee	56,741
Transfer and dividend disbursing agent fees	643,564
Legal and accounting services	99,873
Printing and postage	56,577
Registration fees	113,112
Miscellaneous	24,461
Total expenses	$2,884,397
Net investment income	$72,426,465
Realized and Unrealized Gain (Loss) from Portfolios
Net realized gain (loss):
Investment transactions	$(26,248,577)
Foreign currency transactions	(287,991)
Forward foreign currency exchange contracts	(1,887,248)
Net realized loss	$(28,423,816)
Change in unrealized appreciation (depreciation):
Investments	$48,689,901
Foreign currency	69,572
Forward foreign currency exchange contracts	824,821
Net change in unrealized appreciation (depreciation)	$49,584,294
Net realized and unrealized gain	$21,160,478
Net increase in net assets from operations	$93,586,943
3
See Notes to Financial Statements.

Eaton Vance
Floating-Rate & High Income Fund
October 31, 2024
Statements of Changes in Net Assets

	Year Ended October 31,
	2024	2023
Increase (Decrease) in Net Assets
From operations:
Net investment income	$72,426,465	$88,233,939
Net realized loss	(28,423,816)	(46,162,605)
Net change in unrealized appreciation (depreciation)	49,584,294	70,040,912
Net increase in net assets from operations	$93,586,943	$112,112,246
Distributions to shareholders:
Advisers Class	$(2,990,873)	$(3,095,059)
Class A	(8,956,184)	(11,350,770)
Class C	(1,192,541)	(1,264,508)
Class I	(56,975,739)	(70,780,649)
Class R6	(2,553,685)	(2,375,670)
Total distributions to shareholders	$(72,669,022)	$(88,866,656)
Transactions in shares of beneficial interest:
Advisers Class	$(5,938,083)	$(4,445,412)
Class A	(11,035,494)	(58,644,353)
Class C	1,165,047	(5,709,390)
Class I	(110,165,678)	(504,295,092)
Class R6	(635,509)	(12,187,963)
Net decrease in net assets from Fund share transactions	$(126,609,717)	$(585,282,210)
Net decrease in net assets	$(105,691,796)	$(562,036,620)
Net Assets
At beginning of year	$945,151,603	$1,507,188,223
At end of year	$839,459,807	$945,151,603
4
See Notes to Financial Statements.

Eaton Vance
Floating-Rate & High Income Fund
October 31, 2024
Financial Highlights

	Advisers Class
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$8.11	$7.99	$8.72	$8.33	$8.62
Income (Loss) From Operations
Net investment income(1)	$0.65	$0.60	$0.34	$0.28	$0.32
Net realized and unrealized gain (loss)	0.18	0.13	(0.73)	0.40	(0.27)
Total income (loss) from operations	$0.83	$0.73	$(0.39)	$0.68	$0.05
Less Distributions
From net investment income	$(0.65)	$(0.61)	$(0.34)	$(0.29)	$(0.34)
Total distributions	$(0.65)	$(0.61)	$(0.34)	$(0.29)	$(0.34)
Net asset value — End of year	$8.29	$8.11	$7.99	$8.72	$8.33
Total Return(2)	10.59%	9.35%	(4.56)%	8.20%	0.75%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$34,656	$39,715	$43,533	$47,953	$42,806
Ratios (as a percentage of average daily net assets):(3)(4)
Total expenses	1.07%(5)	1.08%	1.02%	1.04%	1.08%
Net expenses	1.07%(5)(6)	1.08%(6)	1.02%(6)	1.04%	1.08%
Net investment income	7.89%	7.42%	4.01%	3.25%	3.89%
Portfolio Turnover of the Fund(7)	4%	3%	24%	9%	8%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.
(5)	Includes interest expense and fees allocated from the Portfolios of 0.02% for the year ended October 31, 2024.
(6)	Includes a reduction by the investment adviser of a portion of the Portfolios' adviser fees due to the Portfolios' investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022).
(7)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.
5
See Notes to Financial Statements.

Eaton Vance
Floating-Rate & High Income Fund
October 31, 2024
Financial Highlights — continued

	Class A
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$8.63	$8.50	$9.28	$8.87	$9.16
Income (Loss) From Operations
Net investment income(1)	$0.70	$0.64	$0.36	$0.30	$0.34
Net realized and unrealized gain (loss)	0.19	0.14	(0.78)	0.42	(0.27)
Total income (loss) from operations	$0.89	$0.78	$(0.42)	$0.72	$0.07
Less Distributions
From net investment income	$(0.70)	$(0.65)	$(0.36)	$(0.31)	$(0.36)
Total distributions	$(0.70)	$(0.65)	$(0.36)	$(0.31)	$(0.36)
Net asset value — End of year	$8.82	$8.63	$8.50	$9.28	$8.87
Total Return(2)	10.57%	9.38%	(4.60)%	8.14%	0.83%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$108,034	$116,469	$172,307	$187,279	$181,561
Ratios (as a percentage of average daily net assets):(3)(4)
Total expenses	1.07%(5)	1.08%	1.02%	1.04%	1.08%
Net expenses	1.07%(5)(6)	1.08%(6)	1.02%(6)	1.04%	1.08%
Net investment income	7.89%	7.40%	4.01%	3.25%	3.84%
Portfolio Turnover of the Fund(7)	4%	3%	24%	9%	8%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.
(5)	Includes interest expense and fees allocated from the Portfolios of 0.02% for the year ended October 31, 2024.
(6)	Includes a reduction by the investment adviser of a portion of the Portfolios' adviser fees due to the Portfolios' investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022).
(7)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.
6
See Notes to Financial Statements.

Eaton Vance
Floating-Rate & High Income Fund
October 31, 2024
Financial Highlights — continued

	Class C
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$8.10	$7.98	$8.71	$8.32	$8.60
Income (Loss) From Operations
Net investment income(1)	$0.59	$0.54	$0.27	$0.22	$0.26
Net realized and unrealized gain (loss)	0.18	0.13	(0.72)	0.39	(0.27)
Total income (loss) from operations	$0.77	$0.67	$(0.45)	$0.61	$(0.01)
Less Distributions
From net investment income	$(0.59)	$(0.55)	$(0.28)	$(0.22)	$(0.27)
Total distributions	$(0.59)	$(0.55)	$(0.28)	$(0.22)	$(0.27)
Net asset value — End of year	$8.28	$8.10	$7.98	$8.71	$8.32
Total Return(2)	9.77%	8.68%	(5.40)%	7.40%	(0.00)%(3)
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$17,882	$16,355	$21,726	$25,764	$37,683
Ratios (as a percentage of average daily net assets):(4)(5)
Total expenses	1.82%(6)	1.83%	1.77%	1.79%	1.83%
Net expenses	1.82%(6)(7)	1.83%(7)	1.77%(7)	1.79%	1.83%
Net investment income	7.11%	6.64%	3.23%	2.52%	3.12%
Portfolio Turnover of the Fund(8)	4%	3%	24%	9%	8%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Amount is less than (0.005)%.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.
(6)	Includes interest expense and fees allocated from the Portfolios of 0.02% for the year ended October 31, 2024.
(7)	Includes a reduction by the investment adviser of a portion of the Portfolios' adviser fees due to the Portfolios' investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022).
(8)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.
7
See Notes to Financial Statements.

Eaton Vance
Floating-Rate & High Income Fund
October 31, 2024
Financial Highlights — continued

	Class I
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$8.12	$8.00	$8.73	$8.34	$8.62
Income (Loss) From Operations
Net investment income(1)	$0.67	$0.62	$0.36	$0.30	$0.34
Net realized and unrealized gain (loss)	0.19	0.13	(0.73)	0.40	(0.26)
Total income (loss) from operations	$0.86	$0.75	$(0.37)	$0.70	$0.08
Less Distributions
From net investment income	$(0.68)	$(0.63)	$(0.36)	$(0.31)	$(0.36)
Total distributions	$(0.68)	$(0.63)	$(0.36)	$(0.31)	$(0.36)
Net asset value — End of year	$8.30	$8.12	$8.00	$8.73	$8.34
Total Return(2)	10.86%	9.76%	(4.43)%	8.47%	1.01%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$648,336	$742,105	$1,227,499	$1,187,123	$546,479
Ratios (as a percentage of average daily net assets):(3)(4)
Total expenses	0.82%(5)	0.83%	0.77%	0.78%	0.83%
Net expenses	0.82%(5)(6)	0.83%(6)	0.77%(6)	0.78%	0.83%
Net investment income	8.14%	7.63%	4.27%	3.47%	4.12%
Portfolio Turnover of the Fund(7)	4%	3%	24%	9%	8%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.
(5)	Includes interest expense and fees allocated from the Portfolios of 0.02% for the year ended October 31, 2024.
(6)	Includes a reduction by the investment adviser of a portion of the Portfolios' adviser fees due to the Portfolios' investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022).
(7)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.
8
See Notes to Financial Statements.

Eaton Vance
Floating-Rate & High Income Fund
October 31, 2024
Financial Highlights — continued

	Class R6
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$8.12	$8.00	$8.73	$8.34	$8.62
Income (Loss) From Operations
Net investment income(1)	$0.68	$0.63	$0.36	$0.31	$0.35
Net realized and unrealized gain (loss)	0.18	0.13	(0.73)	0.40	(0.27)
Total income (loss) from operations	$0.86	$0.76	$(0.37)	$0.71	$0.08
Less Distributions
From net investment income	$(0.68)	$(0.64)	$(0.36)	$(0.32)	$(0.36)
Total distributions	$(0.68)	$(0.64)	$(0.36)	$(0.32)	$(0.36)
Net asset value — End of year	$8.30	$8.12	$8.00	$8.73	$8.34
Total Return(2)	10.93%	9.83%	(4.38)%	8.54%	1.05%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$30,551	$30,507	$42,124	$37,646	$77,338
Ratios (as a percentage of average daily net assets):(3)(4)
Total expenses	0.76%(5)	0.77%	0.71%	0.74%	0.79%
Net expenses	0.76%(5)(6)	0.77%(6)	0.71%(6)	0.74%	0.79%
Net investment income	8.20%	7.72%	4.35%	3.61%	4.19%
Portfolio Turnover of the Fund(7)	4%	3%	24%	9%	8%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.
(5)	Includes interest expense and fees allocated from the Portfolios of 0.02% for the year ended October 31, 2024.
(6)	Includes a reduction by the investment adviser of a portion of the Portfolios' adviser fees due to the Portfolios' investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022).
(7)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.
9
See Notes to Financial Statements.

Eaton Vance
Floating-Rate & High Income Fund
October 31, 2024
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Floating-Rate & High Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Advisers Class, Class I and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to provide a high level of current income. The Fund currently pursues its objective by investing all of its investable assets in interests in two portfolios managed by Eaton Vance Management (EVM) or its affiliates (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in their net assets. The Portfolios and the Fund’s proportionate interest in each of their net assets at October 31, 2024 were as follows: Eaton Vance Floating Rate Portfolio (13.6%) and High Income Opportunities Portfolio (7.7%). The performance of the Fund is directly affected by the performance of the Portfolios. The financial statements of Eaton Vance Floating Rate Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. A copy of High Income Opportunities Portfolio’s financial statements is available by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the Securities and Exchange Commission’s website at www.sec.gov.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation— Valuation of securities by Eaton Vance Floating Rate Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report. Such policies are consistent with those of High Income Opportunities Portfolio.
B  Income—The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.
C  Federal Taxes—The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of October 31, 2024, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
D  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
E  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
F  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Other—Investment transactions are accounted for on a trade date basis.
10

Eaton Vance
Floating-Rate & High Income Fund
October 31, 2024
Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information
The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended October 31, 2024 and October 31, 2023 was as follows:
	Year Ended October 31,
	2024	2023
Ordinary income	$72,669,022	$88,866,656
As of October 31, 2024, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 1,605,428
Deferred capital losses	(218,436,411)
Net unrealized depreciation	(44,175,410)
Distributions payable	(397,067)
Accumulated loss	$(261,403,460)
At October 31, 2024, the Fund, for federal income tax purposes, had deferred capital losses of $218,436,411 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2024, $15,535,408 are short-term and $202,901,003 are long-term.
3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by EVM, an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. For bank loans and bank loan related assets, the investment adviser fee is computed based on the Fund’s daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee at the following annual rates and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $1 billion	0.5750%
$1 billion but less than $2 billion	0.5250%
$2 billion but less than $5 billion	0.4900%
$5 billion but less than $10 billion	0.4600%
$10 billion but less than $15 billion	0.4350%
$15 billion but less than $20 billion	0.4150%
$20 billion but less than $25 billion	0.4000%
$25 billion and over	0.3900%
11

Eaton Vance
Floating-Rate & High Income Fund
October 31, 2024
Notes to Financial Statements — continued

For high yield bonds and other instruments that are not bank loan related, the fee is an aggregate of a daily asset-based fee and a daily income-based fee at the following rates:
Total Daily Net Assets	Annual Asset Rate	Daily Income Rate
Up to $500 million	0.3000%	3.0000%
$500 million but less than $1 billion	0.2750%	2.7500%
$1 billion but less than $1.5 billion	0.2500%	2.5000%
$1.5 billion but less than $2 billion	0.2250%	2.2500%
$2 billion but less than $3 billion	0.2000%	2.0000%
$3 billion and over	0.1750%	1.7500%
For the year ended October 31, 2024, the Fund incurred no investment adviser fee on such assets. To the extent the Fund’s assets are invested in the Portfolios, the Fund is allocated its share of the Portfolios’ investment adviser fees. The Portfolios have engaged Boston Management and Research (BMR), an affiliate of EVM, to render investment advisory services. See Note 2 of the Portfolios’ Notes to Financial Statements. For the year ended October 31, 2024, the Fund’s allocated portion of investment adviser fees paid by the Portfolios amounted to $4,536,897 or 0.51% of the Fund’s average daily net assets. The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2024, the administration fee amounted to $1,345,018.
The Portfolios may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the "Liquidity Fund"), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Portfolios is reduced by an amount equal to their pro rata share of the advisory and administration fees paid by the Portfolios due to their investments in the Liquidity Fund. For the year ended October 31, 2024, the Fund’s allocated share of the reduction of the investment adviser fee paid by the Portfolios was $37,773 relating to the Portfolios’ investments in the Liquidity Fund.
Effective March 13, 2024, EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 1.05%, 1.05%, 1.80%, 0.80% and 0.75% of the Fund’s average daily net assets for Advisers Class, Class A, Class C, Class I and Class R6, respectively. This agreement may be changed or terminated after March 1, 2025. Pursuant to this agreement, no operating expenses were waived and/or reimbursed by EVM for the year ended October 31, 2024.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2024, EVM earned $35,808 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund's principal underwriter, received $5,539 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2024. The Fund was informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of EVM, BMR and EVD, also received a portion of the sales charge on sales of Class A shares for the year ended October 31, 2024 in the amount of $268. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).
Trustees and officers of the Fund who are members of EVM’s or BMR's organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.
4  Distribution Plans
The Fund has in effect distribution plans for the Advisers Class shares and Class A shares (Advisers/Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Advisers/Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Advisers Class shares and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2024 amounted to $94,518 for Advisers Class shares and $283,053 for Class A shares. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2024, the Fund paid or accrued to EVD $125,235 for Class C shares.
12

Eaton Vance
Floating-Rate & High Income Fund
October 31, 2024
Notes to Financial Statements — continued

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2024 amounted to $41,745 for Class C shares.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 0.75% CDSC if redeemed within 12 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2024, the Fund was informed that EVD received $2,411 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.
6  Investment Transactions
For the year ended October 31, 2024, increases and decreases in the Fund's investments in the Portfolios were as follows:
Portfolio	Contributions	Withdrawals
Eaton Vance Floating Rate Portfolio	$37,619,103	$194,960,584
High Income Opportunities Portfolio	2,223,572	57,639,497
7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions, were as follows:
	Year Ended October 31, 2024		Year Ended October 31, 2023
	Shares	Amount	Shares	Amount
Advisers Class
Sales	418,660	$ 3,467,305	781,101	$ 6,371,241
Issued to shareholders electing to receive payments of distributions in Fund shares	359,309	2,979,423	377,850	3,081,066
Redemptions	(1,495,248)	(12,384,811)	(1,710,463)	(13,897,719)
Net decrease	(717,279)	$ (5,938,083)	(551,512)	$ (4,445,412)
Class A
Sales	970,116	$ 8,542,423	2,841,220	$ 24,588,771
Issued to shareholders electing to receive payments of distributions in Fund shares	885,202	7,808,636	1,178,505	10,220,124
Redemptions	(3,107,196)	(27,386,553)	(10,791,599)	(93,453,248)
Net decrease	(1,251,878)	$(11,035,494)	(6,771,874)	$(58,644,353)
13

Eaton Vance
Floating-Rate & High Income Fund
October 31, 2024
Notes to Financial Statements — continued

	Year Ended October 31, 2024		Year Ended October 31, 2023
	Shares	Amount	Shares	Amount
Class C
Sales	775,759	$ 6,421,725	295,896	$ 2,411,871
Issued to shareholders electing to receive payments of distributions in Fund shares	137,811	1,140,456	145,386	1,182,941
Redemptions	(773,266)	(6,397,134)	(1,144,960)	(9,304,202)
Net increase (decrease)	140,304	$ 1,165,047	(703,678)	$ (5,709,390)
Class I
Sales	15,737,561	$130,425,627	25,825,099	$210,646,813
Issued to shareholders electing to receive payments of distributions in Fund shares	6,365,886	52,818,203	8,135,594	66,333,136
Redemptions	(35,407,229)	(293,409,508)	(96,043,686)	(781,275,041)
Net decrease	(13,303,782)	$(110,165,678)	(62,082,993)	$(504,295,092)
Class R6
Sales	901,071	$ 7,470,120	948,220	$ 7,745,894
Issued to shareholders electing to receive payments of distributions in Fund shares	305,785	2,537,240	289,289	2,359,388
Redemptions	(1,283,809)	(10,642,869)	(2,746,908)	(22,293,245)
Net decrease	(76,953)	$ (635,509)	(1,509,399)	$(12,187,963)
8  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At October 31, 2024 and October 31, 2023, the Fund's investment in High Income Opportunities Portfolio, whose financial statements are not included but are available elsewhere as discussed in Note 1, and in Eaton Vance Floating Rate Portfolio were valued based on Level 1 inputs.
14

Eaton Vance
Floating-Rate & High Income Fund
October 31, 2024
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Floating-Rate & High Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate & High Income Fund (the “Fund") (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 20, 2024
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
15

Eaton Vance
Floating-Rate & High Income Fund
October 31, 2024
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2025 will show the tax status of all distributions paid to your account in calendar year 2024. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and 163(j) interest dividends.
Qualified Dividend Income. For the fiscal year ended October 31, 2024, the Fund designates approximately $88,550, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
163(j) Interest Dividends. For the fiscal year ended October 31, 2024, the Fund designates 96.39% of distributions from net investment income as a 163(j) interest dividend.
16

Eaton Vance
Floating Rate Portfolio
October 31, 2024
Portfolio of Investments

Asset-Backed Securities — 3.7%
Security	Principal Amount (000's omitted)	Value
Alinea CLO Ltd.:
Series 2018-1A, Class D, 7.979%, (3 mo. SOFR + 3.362%), 7/20/31(1)(2)	$2,500	$ 2,523,717
Series 2018-1A, Class E, 10.879%, (3 mo. SOFR + 6.262%), 7/20/31(1)(2)	3,000	3,014,940
AMMC CLO XII Ltd., Series 2013-12A, Class ER, 11.544%, (3 mo. SOFR + 6.442%), 11/10/30(1)(2)	3,525	3,477,571
AMMC CLO XV Ltd., Series 2014-15A, Class ERR, 11.828%, (3 mo. SOFR + 7.172%), 1/15/32(1)(2)	1,500	1,503,902
ARES Loan Funding II Ltd., Series 2022-ALF2A, Class ER, 12.857%, (3 mo. SOFR + 8.24%), 10/20/36(1)(2)	1,325	1,381,734
ARES LVIII CLO Ltd., Series 2020-58A, Class ER, 11.356%, (3 mo. SOFR + 6.70%), 1/15/35(1)(2)	3,000	3,019,863
ARES XXXIIR CLO Ltd., Series 2014-32RA, Class C, 8.28%, (3 mo. SOFR + 3.162%), 5/15/30(1)(2)	5,000	5,013,805
ARES XXXVR CLO Ltd., Series 2015-35RA, Class E, 10.618%, (3 mo. SOFR + 5.962%), 7/15/30(1)(2)	4,000	4,020,516
Barings CLO Ltd.:
Series 2015-1A, Class DR, 7.479%, (3 mo. SOFR + 2.862%), 1/20/31(1)(2)	2,500	2,518,375
Series 2018-1A, Class C, 7.518%, (3 mo. SOFR + 2.862%), 4/15/31(1)(2)	3,500	3,502,236
Battalion CLO XXII Ltd., Series 2021-22A, Class E, 11.829%, (3 mo. SOFR + 7.212%), 1/20/35(1)(2)	1,750	1,504,337
Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class DR, 10.479%, (3 mo. SOFR + 5.862%), 1/20/31(1)(2)	5,401	5,284,797
Benefit Street Partners CLO XVI Ltd., Series 2018-16A, Class E, 11.609%, (3 mo. SOFR + 6.962%), 1/17/32(1)(2)	1,250	1,259,823
Benefit Street Partners CLO XXII Ltd., Series 2020-22A, Class ER, 11.547%, (3 mo. SOFR + 6.93%), 4/20/35(1)(2)	1,000	1,014,548
Benefit Street Partners CLO XXV Ltd., Series 2021-25A, Class E, 11.768%, (3 mo. SOFR + 7.112%), 1/15/35(1)(2)	3,000	3,044,676
Betony CLO 2 Ltd.:
Series 2018-1A, Class C, 7.751%, (3 mo. SOFR + 3.162%), 4/30/31(1)(2)	2,500	2,516,250
Series 2018-1A, Class D, 10.501%, (3 mo. SOFR + 5.912%), 4/30/31(1)(2)	2,475	2,454,710
BlueMountain CLO Ltd.:
Series 2016-3A, Class DR, 8.48%, (3 mo. SOFR + 3.362%), 11/15/30(1)(2)	1,500	1,503,465
Series 2016-3A, Class ER, 11.33%, (3 mo. SOFR + 6.212%), 11/15/30(1)(2)	1,500	1,485,059
Security	Principal Amount (000's omitted)	Value
BlueMountain CLO Ltd.: (continued)
Series 2018-1A, Class D, 7.901%, (3 mo. SOFR + 3.312%), 7/30/30(1)(2)	$2,500	$ 2,502,633
Series 2018-1A, Class E, 10.801%, (3 mo. SOFR + 6.212%), 7/30/30(1)(2)	2,000	1,883,592
BlueMountain CLO XXIV Ltd., Series 2019-24A, Class ER, 11.719%, (3 mo. SOFR + 7.102%), 4/20/34(1)(2)	1,000	977,151
BlueMountain CLO XXVI Ltd., Series 2019-26A, Class ER, 12.009%, (3 mo. SOFR + 7.392%), 10/20/34(1)(2)	3,000	2,996,007
BlueMountain CLO XXX Ltd., Series 2020-30A, Class ER, 11.356%, (3 mo. SOFR + 6.70%), 4/15/35(1)(2)	2,000	1,969,420
BlueMountain CLO XXXIII Ltd., Series 2021-33A, Class E, 12.22%, (3 mo. SOFR + 7.092%), 11/20/34(1)(2)	2,500	2,456,318
Bryant Park Funding Ltd.:
Series 2023-20A, Class D, 10.746%, (3 mo. SOFR + 6.09%), 7/15/36(1)(2)	3,500	3,573,440
Series 2023-21A, Class D, 10.082%, (3 mo. SOFR + 5.45%), 10/18/36(1)(2)	3,525	3,605,289
Canyon Capital CLO Ltd.:
Series 2012-1RA, Class E, 10.618%, (3 mo. SOFR + 5.962%), 7/15/30(1)(2)	4,875	4,704,862
Series 2016-1A, Class ER, 10.668%, (3 mo. SOFR + 6.012%), 7/15/31(1)(2)	4,000	3,880,936
Series 2016-2A, Class ER, 10.918%, (3 mo. SOFR + 6.262%), 10/15/31(1)(2)	4,500	4,436,748
Series 2017-1A, Class E, 11.168%, (3 mo. SOFR + 6.512%), 7/15/30(1)(2)	3,250	3,186,605
Series 2018-1A, Class D, 7.818%, (3 mo. SOFR + 3.162%), 7/15/31(1)(2)	3,000	3,005,553
Series 2018-1A, Class E, 10.668%, (3 mo. SOFR + 6.012%), 7/15/31(1)(2)	2,750	2,683,117
Series 2019-2A, Class ER, 11.668%, (3 mo. SOFR + 7.012%), 10/15/34(1)(2)	1,500	1,478,550
Carlyle C17 CLO Ltd.:
Series C17A, Class CR, 7.651%, (3 mo. SOFR + 3.062%), 4/30/31(1)(2)	5,000	5,040,655
Series C17A, Class DR, 10.851%, (3 mo. SOFR + 6.262%), 4/30/31(1)(2)	3,500	3,508,750
Carlyle Global Market Strategies CLO Ltd.:
Series 2012-3A, Class CR2, 8.418%, (3 mo. SOFR + 3.762%), 1/14/32(1)(2)	2,500	2,510,410
Series 2012-3A, Class DR2, 11.418%, (3 mo. SOFR + 6.762%), 1/14/32(1)(2)	1,500	1,506,639
Series 2014-3RA, Class C, 7.829%, (3 mo. SOFR + 3.212%), 7/27/31(1)(2)	1,000	1,002,448
Series 2014-3RA, Class D, 10.279%, (3 mo. SOFR + 5.662%), 7/27/31(1)(2)	2,150	2,151,127
Series 2014-4RA, Class C, 7.818%, (3 mo. SOFR + 3.162%), 7/15/30(1)(2)	2,000	2,007,220

17
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Carlyle Global Market Strategies CLO Ltd.: (continued)
Series 2014-4RA, Class D, 10.568%, (3 mo. SOFR + 5.912%), 7/15/30(1)(2)	$1,500	$ 1,488,839
Carlyle U.S. CLO Ltd.:
Series 2019-4A, Class DR, 11.256%, (3 mo. SOFR + 6.60%), 4/15/35(1)(2)	3,000	3,020,814
Series 2022-6A, Class DR, 9.376%, (3 mo. SOFR + 4.75%), 10/25/36(1)(2)	2,200	2,247,766
CarVal CLO IV Ltd., Series 2021-1A, Class E, 11.479%, (3 mo. SOFR + 6.862%), 7/20/34(1)(2)	1,000	1,008,534
CIFC Funding Ltd., Series 2022-4A, Class D, 8.197%, (3 mo. SOFR + 3.55%), 7/16/35(1)(2)	1,750	1,758,692
Dryden CLO Ltd.:
Series 2018-55A, Class D, 7.768%, (3 mo. SOFR + 3.112%), 4/15/31(1)(2)	1,500	1,502,036
Series 2018-55A, Class E, 10.318%, (3 mo. SOFR + 5.662%), 4/15/31(1)(2)	2,000	1,986,478
Dryden Senior Loan Fund:
Series 2015-41A, Class DR, 7.518%, (3 mo. SOFR + 2.862%), 4/15/31(1)(2)	5,000	4,991,250
Series 2015-41A, Class ER, 10.218%, (3 mo. SOFR + 5.562%), 4/15/31(1)(2)	1,268	1,190,082
Series 2016-42A, Class D1AR, 7.956%, (3 mo. SOFR + 3.30%), 7/15/37(1)(2)	2,500	2,518,077
Series 2016-42A, Class ERR, 11.156%, (3 mo. SOFR + 6.50%), 7/15/37(1)(2)	3,500	3,455,550
Golub Capital Partners CLO 53B Ltd., Series 2021-53A, Class E, 11.579%, (3 mo. SOFR + 6.962%), 7/20/34(1)(2)	1,250	1,256,294
Golub Capital Partners CLO 58B Ltd., Series 2021-58A, Class E, 11.698%, (3 mo. SOFR + 7.072%), 1/25/35(1)(2)	2,500	2,515,125
HalseyPoint CLO 5 Ltd., Series 2021-5A, Class E, 11.791%, (3 mo. SOFR + 7.202%), 1/30/35(1)(2)	2,000	1,964,728
Harriman Park CLO Ltd., Series 2020-1A, Class ER, 11.279%, (3 mo. SOFR + 6.662%), 4/20/34(1)(2)	1,000	1,007,803
ICG U.S. CLO Ltd.:
Series 2018-2A, Class D, 7.993%, (3 mo. SOFR + 3.362%), 7/22/31(1)(2)	2,000	2,004,846
Series 2018-2A, Class E, 10.643%, (3 mo. SOFR + 6.012%), 7/22/31(1)(2)	3,000	2,825,418
Madison Park Funding LIX Ltd., Series 2021-59A, Class ER, 11.032%, (3 mo. SOFR + 6.40%), 4/18/37(1)(2)	1,450	1,457,108
Madison Park Funding XXXVI Ltd., Series 2019-36A, Class ER, 11.706%, (3 mo. SOFR + 7.05%), 4/15/35(1)(2)	2,500	2,510,610
Security	Principal Amount (000's omitted)	Value
Marble Point CLO XXIV Ltd., Series 2022-1A, Class D1, 8.857%, (3 mo. SOFR + 4.24%), 4/20/35(1)(2)	$2,000	$ 2,003,656
Neuberger Berman Loan Advisers CLO 30 Ltd., Series 2018-30A, Class ER, 11.079%, (3 mo. SOFR + 6.462%), 1/20/31(1)(2)	1,000	1,008,300
Neuberger Berman Loan Advisers CLO Ltd., Series 2022-48A, Class E, 11.126%, (3 mo. SOFR + 6.50%), 4/25/36(1)(2)	3,200	3,222,115
Palmer Square CLO Ltd.:
Series 2013-2A, Class DRR, 10.759%, (3 mo. SOFR + 6.112%), 10/17/31(1)(2)	1,325	1,332,926
Series 2015-1A, Class DR4, 11.888%, (3 mo. SOFR + 6.762%), 5/21/34(1)(2)	2,000	2,006,830
Series 2021-2A, Class E, 11.268%, (3 mo. SOFR + 6.612%), 7/15/34(1)(2)	1,000	1,008,784
RAD CLO 5 Ltd., Series 2019-5A, Class E, 11.596%, (3 mo. SOFR + 6.962%), 7/24/32(1)(2)	1,250	1,257,333
RAD CLO 14 Ltd., Series 2021-14A, Class E, 11.418%, (3 mo. SOFR + 6.762%), 1/15/35(1)(2)	950	956,040
Regatta XIII Funding Ltd., Series 2018-2A, Class D, 10.868%, (3 mo. SOFR + 6.212%), 7/15/31(1)(2)	5,000	4,904,900
Regatta XV Funding Ltd., Series 2018-4A, Class D, 11.388%, (3 mo. SOFR + 6.762%), 10/25/31(1)(2)	2,875	2,886,322
Upland CLO Ltd.:
Series 2016-1A, Class CR, 7.779%, (3 mo. SOFR + 3.162%), 4/20/31(1)(2)	4,500	4,511,250
Series 2016-1A, Class DR, 10.779%, (3 mo. SOFR + 6.162%), 4/20/31(1)(2)	2,125	2,134,871
Vibrant CLO IX, Ltd.:
Series 2018-9A, Class C, 8.079%, (3 mo. SOFR + 3.462%), 7/20/31(1)(2)	2,500	2,511,342
Series 2018-9A, Class D, 11.129%, (3 mo. SOFR + 6.512%), 7/20/31(1)(2)	3,500	3,366,923
Voya CLO Ltd.:
Series 2015-3A, Class CR, 8.029%, (3 mo. SOFR + 3.412%), 10/20/31(1)(2)	2,500	2,503,922
Series 2015-3A, Class DR, 11.079%, (3 mo. SOFR + 6.462%), 10/20/31(1)(2)	5,500	5,245,927
Series 2016-3A, Class CR, 8.144%, (3 mo. SOFR + 3.512%), 10/18/31(1)(2)	2,000	2,002,730
Series 2016-3A, Class DR, 10.974%, (3 mo. SOFR + 6.342%), 10/18/31(1)(2)	2,375	2,245,330
Series 2018-2A, Class E, 10.168%, (3 mo. SOFR + 5.512%), 7/15/31(1)(2)	2,500	2,374,400

18
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Wellfleet CLO Ltd.:
Series 2021-1A, Class D, 8.379%, (3 mo. SOFR + 3.762%), 4/20/34(1)(2)	$1,200	$ 1,185,803
Series 2021-3A, Class E, 12.018%, (3 mo. SOFR + 7.362%), 1/15/35(1)(2)	950	894,681
Total Asset-Backed Securities (identified cost $202,445,807)		$ 201,386,229

Common Stocks — 1.3%
Security	Shares	Value
Aerospace and Defense — 0.0%
IAP Worldwide Services LLC(3)(4)(5)(6)	950	$ 0
IAP Worldwide Services LLC(3)(4)(5)	1,627	0
		$ 0
Commercial Services & Supplies — 0.1%
Monitronics International, Inc.(5)(6)	223,950	$ 4,702,950
Phoenix Services International LLC(5)(6)	168,954	696,935
Phoenix Services International LLC(5)(6)	15,415	63,587
		$ 5,463,472
Containers and Glass Products — 0.0%(7)
LG Parent Holding Co.(5)(6)	250,979	$ 1,129,405
		$ 1,129,405
Electronic Equipment, Instruments & Components — 0.4%
Range Red Acquisitions LLC, Class A1(4)(5)(6)	8,745	$ 19,386,616
		$ 19,386,616
Electronics/Electrical — 0.0%(7)
Skillsoft Corp.(5)(6)	44,676	$ 682,203
		$ 682,203
Entertainment — 0.0%(7)
New Cineworld Ltd.(5)(6)	80,602	$ 1,833,695
		$ 1,833,695
Health Care — 0.2%
Akorn Holding Co. LLC(4)(5)(6)	705,631	$ 0
Cano Health, Inc.(5)(6)	314,140	3,612,610
Envision Parent, Inc.(5)(6)	778,264	8,269,055
		$ 11,881,665
Security	Shares	Value
Household Durables — 0.2%
Serta Simmons Bedding, Inc.(5)(6)	1,348,933	$ 9,554,897
Serta SSB Equipment Co.(4)(5)(6)	1,348,933	0
		$ 9,554,897
Investment Companies — 0.0%(7)
Aegletes BV(5)(6)	116,244	$ 75,559
		$ 75,559
Nonferrous Metals/Minerals — 0.2%
ACNR Holdings, Inc., Class A(6)	141,193	$ 10,836,563
		$ 10,836,563
Oil and Gas — 0.0%
AFG Holdings, Inc.(4)(5)(6)	498,342	$ 0
		$ 0
Pharmaceuticals — 0.2%
Covis Midco 1 SARL, Class A(5)(6)	8,008	$ 4,084
Covis Midco 1 SARL, Class B(5)(6)	8,008	4,084
Covis Midco 1 SARL, Class C(5)(6)	8,008	4,084
Covis Midco 1 SARL, Class D(5)(6)	8,008	4,084
Covis Midco 1 SARL, Class E(5)(6)	8,008	4,084
Mallinckrodt International Finance SA(5)(6)	100,308	7,610,870
		$ 7,631,290
Retail — 0.0%
Jubilee Enterprise PCL, Class A1(4)(5)(6)	2,897	$ 0
Jubilee Enterprise PCL, Class A2(4)(5)(6)	2,314,594	0
		$ 0
Retailers (Except Food and Drug) — 0.0%
Phillips Feed Service, Inc.(4)(5)(6)	2,590	$ 0
		$ 0
Telecommunications — 0.0%
GEE Acquisition Holdings Corp.(4)(5)(6)	364,650	$ 0
		$ 0
Total Common Stocks (identified cost $108,980,130)		$ 68,475,365

19
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2024
Portfolio of Investments — continued

Corporate Bonds — 8.1%
Security	Principal Amount* (000's omitted)	Value
Aerospace and Defense — 0.3%
TransDigm, Inc.:
6.75%, 8/15/28(1)	3,175	$ 3,247,107
6.875%, 12/15/30(1)	15,000	15,389,460
		$ 18,636,567
Air Transport — 0.5%
American Airlines, Inc./AAdvantage Loyalty IP Ltd.:
5.50%, 4/20/26(1)	4,588	$ 4,577,063
5.75%, 4/20/29(1)	12,875	12,759,864
United Airlines, Inc.:
4.375%, 4/15/26(1)	4,625	4,548,018
4.625%, 4/15/29(1)	4,625	4,429,844
		$ 26,314,789
Automotive — 0.1%
Adient Global Holdings Ltd., 7.00%, 4/15/28(1)	675	$ 686,802
Clarios Global LP/Clarios U.S. Finance Co., 6.25%, 5/15/26(1)	3,893	3,903,242
		$ 4,590,044
Building and Development — 0.1%
Miter Brands Acquisition Holdco, Inc./MIWD Borrower LLC, 6.75%, 4/1/32(1)	4,075	$ 4,147,837
Smyrna Ready Mix Concrete LLC, 8.875%, 11/15/31(1)	2,500	2,628,364
Winnebago Industries, Inc., 6.25%, 7/15/28(1)	900	895,535
		$ 7,671,736
Business Equipment and Services — 0.4%
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL:
4.625%, 6/1/28(1)	4,475	$ 4,194,531
4.625%, 6/1/28(1)	15,725	14,763,079
		$ 18,957,610
Capital Markets — 0.1%
Focus Financial Partners LLC, 6.75%, 9/15/31(1)	6,900	$ 6,859,567
		$ 6,859,567
Security	Principal Amount* (000's omitted)		Value
Chemicals — 0.4%
INEOS Finance PLC:
3.375%, 3/31/26(1)	EUR	1,250	$ 1,362,463
7.50%, 4/15/29(1)		675	697,241
Olympus Water U.S. Holding Corp.:
4.25%, 10/1/28(1)		9,350	8,809,753
7.125%, 10/1/27(1)		925	940,108
9.75%, 11/15/28(1)		8,600	9,134,568
			$ 20,944,133
Commercial Services — 0.3%
Neptune Bidco U.S., Inc., 9.29%, 4/15/29(1)		12,300	$ 11,503,375
Wand NewCo 3, Inc., 7.625%, 1/30/32(1)		3,250	3,361,600
			$ 14,864,975
Containers & Packaging — 0.2%
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC:
4.00%, 10/15/27(1)		5,150	$ 4,923,276
4.375%, 10/15/28(1)		3,375	3,177,447
			$ 8,100,723
Diversified Financial Services — 0.1%
AG TTMT Escrow Issuer LLC, 8.625%, 9/30/27(1)		2,925	$ 3,024,593
Aretec Group, Inc., 10.00%, 8/15/30(1)		4,225	4,608,863
			$ 7,633,456
Diversified Telecommunication Services — 0.8%
Altice France SA:
5.125%, 1/15/29(1)		1,300	$ 975,026
5.125%, 7/15/29(1)		13,725	10,281,236
8.125%, 2/1/27(1)		14,325	11,875,350
Level 3 Financing, Inc., 10.75%, 12/15/30(1)		11,225	12,598,572
Virgin Media Secured Finance PLC, 4.50%, 8/15/30(1)		6,500	5,698,654
			$ 41,428,838
Drugs — 0.2%
Jazz Securities DAC, 4.375%, 1/15/29(1)		9,150	$ 8,666,816
			$ 8,666,816
Electronics/Electrical — 0.3%
Imola Merger Corp., 4.75%, 5/15/29(1)		13,925	$ 13,474,432
			$ 13,474,432

20
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)	Value
Engineering & Construction — 0.0%(7)
Artera Services LLC, 8.50%, 2/15/31(1)	1,175	$ 1,165,635
		$ 1,165,635
Entertainment — 0.1%
Caesars Entertainment, Inc., 6.50%, 2/15/32(1)	3,925	$ 3,982,855
Six Flags Theme Parks, Inc., 7.00%, 7/1/25(1)	586	585,953
		$ 4,568,808
Health Care — 0.4%
Medline Borrower LP, 3.875%, 4/1/29(1)	18,800	$ 17,602,256
Tenet Healthcare Corp., 4.25%, 6/1/29	5,950	5,633,302
		$ 23,235,558
Hotels, Restaurants & Leisure — 0.5%
Carnival Corp., 4.00%, 8/1/28(1)	25,575	$ 24,399,397
		$ 24,399,397
Household Products — 0.1%
Kronos Acquisition Holdings, Inc., 8.25%, 6/30/31(1)	5,000	$ 4,957,283
		$ 4,957,283
Insurance — 0.4%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer:
4.25%, 10/15/27(1)	700	$ 664,558
7.00%, 1/15/31(1)	1,750	1,763,235
AmWINS Group, Inc., 6.375%, 2/15/29(1)	5,850	5,882,526
Panther Escrow Issuer LLC, 7.125%, 6/1/31(1)	15,325	15,703,994
		$ 24,014,313
Internet Software & Services — 0.3%
Central Parent, Inc./CDK Global, Inc., 7.25%, 6/15/29(1)	17,200	$ 17,281,373
		$ 17,281,373
Leisure Goods/Activities/Movies — 0.4%
Lindblad Expeditions LLC, 6.75%, 2/15/27(1)	3,300	$ 3,318,242
NCL Corp. Ltd., 5.875%, 2/15/27(1)	20,500	20,492,581
		$ 23,810,823
Machinery — 0.3%
Madison IAQ LLC, 4.125%, 6/30/28(1)	13,400	$ 12,776,244
TK Elevator U.S. Newco, Inc., 5.25%, 7/15/27(1)	5,650	5,561,984
		$ 18,338,228
Security	Principal Amount* (000's omitted)	Value
Media — 0.0%(7)
iHeartCommunications, Inc., 6.375%, 5/1/26	2,896	$ 2,453,246
		$ 2,453,246
Oil, Gas & Consumable Fuels — 0.2%
CITGO Petroleum Corp., 7.00%, 6/15/25(1)	10,525	$ 10,545,113
		$ 10,545,113
Professional Services — 0.1%
CoreLogic, Inc., 4.50%, 5/1/28(1)	3,025	$ 2,843,481
		$ 2,843,481
Real Estate Investment Trusts (REITs) — 0.2%
Cushman & Wakefield U.S. Borrower LLC, 6.75%, 5/15/28(1)	6,393	$ 6,432,830
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 5.875%, 10/1/28(1)	4,425	4,383,295
		$ 10,816,125
Retail — 0.2%
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc., 4.625%, 1/15/29(1)	10,580	$ 9,885,780
		$ 9,885,780
Software — 0.7%
Cloud Software Group, Inc.:
8.25%, 6/30/32(1)	14,930	$ 15,356,142
9.00%, 9/30/29(1)	7,100	7,104,822
GoTo Group, Inc., 5.50%, 5/1/28(1)	4,842	3,745,045
UKG, Inc., 6.875%, 2/1/31(1)	7,850	8,048,811
Veritas U.S., Inc./Veritas Bermuda Ltd., 7.50%, 9/1/25(1)	4,900	4,668,305
		$ 38,923,125
Technology — 0.2%
Clarivate Science Holdings Corp., 3.875%, 7/1/28(1)	9,650	$ 9,116,567
		$ 9,116,567
Telecommunications — 0.1%
VMED O2 U.K. Financing I PLC, 4.25%, 1/31/31(1)	3,550	$ 3,066,119
		$ 3,066,119

21
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)	Value
Wireless Telecommunication Services — 0.1%
Digicel Intermediate Holdings Ltd./Digicel International Finance Ltd./DIFL U.S., 12.00%, (9.00% cash and 3.00% PIK), 5/25/27	6,355	$ 6,390,750
		$ 6,390,750
Total Corporate Bonds (identified cost $442,969,073)		$ 433,955,410

Senior Floating-Rate Loans — 81.7%(8)
Borrower/Description	Principal Amount* (000's omitted)		Value
Aerospace and Defense — 1.1%
Aernnova Aerospace SAU, Term Loan, 7.25%, (3 mo. EURIBOR + 4.00%), 2/27/30	EUR	7,550	$ 8,217,644
Dynasty Acquisition Co., Inc., Term Loan, 8/24/28(9)		1,516	1,517,985
HDI Aerospace Intermediate Holding III Corp., Term Loan, 9/19/31(9)		6,050	6,038,656
IAP Worldwide Services, Inc., Term Loan - Second Lien, 0.00%, 7/18/23(4)(10)		6,709	5,332,677
Novaria Holdings LLC, Term Loan, 9.035%, (SOFR + 4.25%), 6/6/31		1,950	1,954,875
TransDigm, Inc.:
Term Loan, 7.104%, (SOFR + 2.50%), 2/28/31		9,229	9,247,644
Term Loan, 7.354%, (SOFR + 2.75%), 3/22/30		27,337	27,430,021
			$ 59,739,502
Air Freight & Logistics — 0.1%
AIT Worldwide Logistics, Inc., Term Loan, 4/5/30(9)		5,925	$ 5,895,375
			$ 5,895,375
Airlines — 0.4%
American Airlines, Inc., Term Loan, 9.629%, (SOFR + 4.75%), 4/20/28		19,338	$ 19,918,727
			$ 19,918,727
Apparel & Luxury Goods — 0.6%
ABG Intermediate Holdings 2 LLC, Term Loan, 7.447%, (SOFR + 2.75%), 12/21/28		5,137	$ 5,154,147
Gloves Buyer, Inc., Term Loan, 8.80%, (SOFR + 4.00%), 12/29/27		21,498	21,444,482
Borrower/Description	Principal Amount* (000's omitted)		Value
Apparel & Luxury Goods (continued)
Hanesbrands, Inc., Term Loan, 8.435%, (SOFR + 3.75%), 3/8/30		2,167	$ 2,173,742
Varsity Brands, Inc., Term Loan, 8/26/31(9)		4,500	4,489,956
			$ 33,262,327
Auto Components — 1.4%
Adient U.S. LLC, Term Loan, 7.435%, (SOFR + 2.75%), 1/31/31		6,441	$ 6,466,262
Autokiniton U.S. Holdings, Inc., Term Loan, 8.80%, (SOFR + 4.00%), 4/6/28		20,371	20,411,412
Clarios Global LP, Term Loan, 6.102%, (EURIBOR + 3.00%), 7/16/31(11)	EUR	7,565	8,227,182
DexKo Global, Inc.:
Term Loan, 7.345%, (3 mo. EURIBOR + 4.00%), 10/4/28	EUR	4,284	4,495,206
Term Loan, 7.345%, (3 mo. EURIBOR + 4.00%), 10/4/28	EUR	6,291	6,601,557
Term Loan, 8.615%, (SOFR + 3.75%), 10/4/28		1,790	1,718,315
LSF12 Badger Bidco LLC, Term Loan, 10.685%, (SOFR + 6.00%), 8/30/30		3,077	3,034,445
LTI Holdings, Inc., Term Loan, 9.435%, (SOFR + 4.75%), 7/19/29		8,000	7,973,000
RealTruck Group, Inc.:
Term Loan, 8.30%, (SOFR + 3.50%), 1/31/28		9,346	9,244,548
Term Loan, 9.80%, (SOFR + 5.00%), 1/31/28		7,089	7,022,026
			$ 75,193,953
Automobiles — 0.6%
Bombardier Recreational Products, Inc., Term Loan, 7.435%, (SOFR + 2.75%), 1/22/31		17,002	$ 17,005,040
MajorDrive Holdings IV LLC:
Term Loan, 8.865%, (SOFR + 4.00%), 6/1/28		14,741	14,805,244
Term Loan, 10.254%, (SOFR + 5.50%), 6/1/29		2,119	2,132,574
			$ 33,942,858
Beverages — 0.8%
City Brewing Co. LLC:
Term Loan, 8.418%, (SOFR + 3.50%), 4/5/28		8,949	$ 6,980,065
Term Loan, 10.906%, (SOFR + 6.25%), 4/5/28		4,757	3,995,907
Term Loan - Second Lien, 9.918%, (SOFR + 5.262%), 8.409% cash, 1.509% PIK, 4/5/28		10,270	4,878,041
Triton Water Holdings, Inc., Term Loan, 8.115%, (SOFR + 3.25%), 3/31/28		25,966	26,019,684
			$ 41,873,697

22
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Biotechnology — 0.6%
Alkermes, Inc., Term Loan, 7.332%, (SOFR + 2.50%), 3/12/26		17,991	$ 18,013,553
Alltech, Inc., Term Loan, 8.80%, (SOFR + 4.00%), 10/13/28		9,463	9,451,225
Grifols Worldwide Operations USA, Inc., Term Loan, 6.735%, (SOFR + 2.00%), 11/15/27		3,023	2,943,253
			$ 30,408,031
Building Products — 1.1%
Cornerstone Building Brands, Inc.:
Term Loan, 8.154%, (SOFR + 3.25%), 4/12/28		5,994	$ 5,904,162
Term Loan, 9.304%, (SOFR + 4.50%), 5/15/31		4,375	4,341,094
CPG International, Inc., Term Loan, 6.718%, (SOFR + 2.00%), 9/19/31		6,725	6,746,715
LHS Borrower LLC, Term Loan, 9.535%, (SOFR + 4.75%), 2/16/29		5,767	5,536,252
LSF12 Crown U.S. Commercial Bidco LLC, Term Loan, 10/10/31(9)		18,700	18,653,250
MI Windows and Doors LLC, Term Loan, 7.685%, (SOFR + 3.00%), 3/28/31		12,369	12,428,272
Oscar AcquisitionCo LLC, Term Loan, 8.495%, (SOFR + 4.25%), 4/29/29		1,582	1,572,490
Sport Group Holding GmbH, Term Loan, 7.50%, (3 mo. EURIBOR + 4.25%), 7/8/31	EUR	1,300	1,421,145
Standard Industries, Inc., Term Loan, 6.759%, (SOFR + 2.00%), 9/22/28		2,531	2,539,194
			$ 59,142,574
Capital Markets — 3.5%
Advisor Group, Inc., Term Loan, 8.685%, (SOFR + 4.00%), 8/17/28		17,617	$ 17,639,384
AllSpring Buyer LLC, Term Loan, 8.137%, (SOFR + 3.25%), 11/1/28		6,157	6,161,462
Aretec Group, Inc., Term Loan, 8.685%, (SOFR + 4.00%), 8/9/30		18,418	18,318,838
CeramTec AcquiCo GmbH, Term Loan, 7.005%, (3 mo. EURIBOR + 3.50%), 3/16/29	EUR	12,779	13,927,232
Citco Funding LLC, Term Loan, 7.308%, (SOFR + 2.75%), 4/27/28		8,093	8,130,887
Edelman Financial Center LLC, Term Loan, 7.935%, (SOFR + 3.25%), 4/7/28		14,757	14,778,242
EIG Management Co. LLC, Term Loan, 9.759%, (SOFR + 5.00%), 5/17/29		4,271	4,292,292
FinCo I LLC, Term Loan, 6.935%, (SOFR + 2.25%), 6/27/29		12,689	12,736,960
Focus Financial Partners LLC:
Term Loan, 0.00%, 9/15/31(12)		1,455	1,458,527
Borrower/Description	Principal Amount* (000's omitted)		Value
Capital Markets (continued)
Focus Financial Partners LLC: (continued)
Term Loan, 7.935%, (SOFR + 3.25%), 9/15/31		13,545	$ 13,580,008
Franklin Square Holdings LP, Term Loan, 6.935%, (SOFR + 2.25%), 4/25/31		9,800	9,800,437
Guggenheim Partners LLC, Term Loan, 7.854%, (SOFR + 3.25%), 12/12/29		19,037	19,103,176
HighTower Holdings LLC, Term Loan, 8.748%, (SOFR + 3.50%), 4/21/28		2,648	2,655,753
Kestra Advisor Services Holdings A, Inc., Term Loan, 9.057%, (SOFR + 4.00%), 3/22/31		6,259	6,289,307
LPL Holdings, Inc., Term Loan, 6.694%, (SOFR + 1.75%), 11/12/26		10,673	10,671,038
Mariner Wealth Advisors LLC, Term Loan, 7.604%, (SOFR + 3.00%), 8/18/28		15,086	15,114,205
Press Ganey Holdings, Inc., Term Loan, 8.185%, (SOFR + 3.50%), 4/30/31		6,200	6,208,234
Victory Capital Holdings, Inc., Term Loan, 6.934%, (SOFR + 2.25%), 12/29/28		4,339	4,338,382
			$ 185,204,364
Chemicals — 4.2%
Axalta Coating Systems U.S. Holdings, Inc., Term Loan, 6.604%, (SOFR + 2.00%), 12/20/29		16,787	$ 16,857,227
CPC Acquisition Corp., Term Loan, 8.615%, (SOFR + 3.75%), 12/29/27		14,714	13,003,388
Discovery Purchaser Corp., Term Loan, 10/4/29(9)		5,700	5,701,186
ECO Services Operations Corp., Term Loan, 6.835%, (SOFR + 2.25%), 6/12/31		8,602	8,582,921
Flint Group Topco Ltd., Term Loan - Second Lien, 11.888%, (SOFR + 7.26%), 4.988% cash, 6.90% PIK, 12/30/27		280	56,772
Gemini HDPE LLC, Term Loan, 7.847%, (SOFR + 3.00%), 12/31/27		4,455	4,465,760
GEON Performance Solutions LLC, Term Loan, 9.115%, (SOFR + 4.25%), 8/18/28		5,605	5,634,365
Groupe Solmax, Inc., Term Loan, 9.585%, (SOFR + 4.75%), 5/29/28(11)		9,159	8,515,401
INEOS Enterprises Holdings II Ltd., Term Loan, 7.505%, (3 mo. EURIBOR + 4.00%), 7/7/30	EUR	1,975	2,159,585
INEOS Enterprises Holdings U.S. Finco LLC, Term Loan, 8.907%, (SOFR + 3.75%), 7/8/30		10,843	10,910,831
INEOS Finance PLC, Term Loan, 6.646%, (1 mo. EURIBOR + 3.50%), 6/23/31	EUR	6,200	6,730,880
INEOS Quattro Holdings U.K. Ltd.:
Term Loan, 7.146%, (1 mo. EURIBOR + 4.00%), 3/14/30	EUR	3,300	3,582,844
Term Loan, 8.535%, (SOFR + 3.75%), 3/14/30		4,938	4,912,812

23
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Chemicals (continued)
INEOS U.S. Finance LLC:
Term Loan, 7.935%, (SOFR + 3.25%), 2/18/30		23,173	$ 23,190,666
Term Loan, 8.435%, (SOFR + 3.75%), 2/7/31		5,262	5,279,903
Lonza Group AG:
Term Loan, 7.27%, (3 mo. EURIBOR + 3.93%), 7/3/28	EUR	3,625	3,842,051
Term Loan, 8.629%, (SOFR + 3.93%), 7/3/28		8,669	8,458,563
Momentive Performance Materials, Inc., Term Loan, 8.685%, (SOFR + 4.00%), 3/29/28		21,368	21,448,547
Olympus Water U.S. Holding Corp., Term Loan, 8.104%, (SOFR + 3.50%), 6/20/31		8,529	8,557,231
Orion Engineered Carbons GmbH, Term Loan, 5.745%, (3 mo. EURIBOR + 2.40%), 9/24/28	EUR	1,250	1,349,490
Paint Intermediate III LLC, Term Loan, 10.00%, (USD Prime + 2.00%), 9/11/31		4,800	4,788,000
Rohm Holding GmbH:
Term Loan, 8.84%, (6 mo. EURIBOR + 5.25%), 8.59% cash, 0.25% PIK, 1/31/29	EUR	11,805	11,996,348
Term Loan, 10.588%, (SOFR + 5.50%), 1/31/29		13,643	12,881,378
SCUR-Alpha 1503 GmbH, Term Loan, 10.085%, (SOFR + 5.50%), 3/29/30		10,385	9,926,528
Tronox Finance LLC:
Term Loan, 7.14%, (SOFR + 2.50%), 9/18/31(11)		11,570	11,567,814
Term Loan, 7.354%, (SOFR + 2.75%), 4/4/29		8,664	8,665,615
			$ 223,066,106
Commercial Services & Supplies — 1.8%
Albion Financing 3 SARL, Term Loan, 9.096%, (SOFR + 4.25%), 8/16/29		6,899	$ 6,942,163
Belfor Holdings, Inc., Term Loan, 8.435%, (SOFR + 3.75%), 11/1/30		6,143	6,188,905
EnergySolutions LLC, Term Loan, 8.104%, (SOFR + 3.50%), 9/20/30		15,381	15,416,679
Flame Newco LLC, Term Loan, 10.785%, (SOFR + 6.10%), 6/30/28		2,095	2,042,888
Foundever Group, Term Loan, 6.90%, (1 mo. EURIBOR + 3.75%), 8/28/28	EUR	3,925	2,766,229
Foundever Worldwide Corp., Term Loan, 8.55%, (SOFR + 3.75%), 8/28/28		16,289	10,456,907
GFL Environmental, Inc., Term Loan, 6.61%, (SOFR + 2.00%), 7/3/31		8,975	8,975,000
Harsco Corp., Term Loan, 7.05%, (SOFR + 2.25%), 3/10/28		876	874,766
Heritage-Crystal Clean, Inc., Term Loan, 9.259%, (SOFR + 4.50%), 10/17/30		7,270	7,320,953
Monitronics International, Inc., Term Loan, 12.447%, (SOFR + 7.50%), 6/30/28		12,219	12,279,946
Borrower/Description	Principal Amount* (000's omitted)		Value
Commercial Services & Supplies (continued)
Prime Security Services Borrower LLC, Term Loan, 7.107%, (SOFR + 2.25%), 10/13/30		9,052	$ 9,065,936
Tempo Acquisition LLC, Term Loan, 6.935%, (SOFR + 2.25%), 8/31/28		2,005	2,008,041
TMF Group Holding BV, Term Loan, 8.092%, (SOFR + 3.50%), 5/3/28		4,615	4,641,144
TruGreen LP, Term Loan, 8.797%, (SOFR + 4.00%), 11/2/27		8,313	8,094,546
			$ 97,074,103
Construction Materials — 0.7%
Construction Partners, Inc., Term Loan, 10/29/31(9)		4,825	$ 4,812,938
Quikrete Holdings, Inc.:
Term Loan, 6.935%, (SOFR + 2.25%), 3/19/29		20,415	20,436,958
Term Loan, 7.185%, (SOFR + 2.50%), 4/14/31		5,367	5,373,247
Star Holding LLC, Term Loan, 9.185%, (SOFR + 4.50%), 7/31/31		8,125	7,991,514
			$ 38,614,657
Consumer Staples Distribution & Retail — 0.7%
Cardenas Markets, Inc., Term Loan, 11.454%, (SOFR + 6.75%), 8/1/29		4,112	$ 4,027,763
Peer Holding III BV:
Term Loan, 7.095%, (3 mo. EURIBOR + 3.75%), 9/29/28	EUR	5,725	6,256,886
Term Loan, 7.604%, (SOFR + 3.00%), 7/1/31		13,425	13,461,355
Term Loan, 7.854%, (SOFR + 3.25%), 10/28/30		11,418	11,464,003
			$ 35,210,007
Containers & Packaging — 0.7%
Altium Packaging LLC, Term Loan, 7.185%, (SOFR + 2.50%), 6/11/31		4,763	$ 4,742,224
Berlin Packaging LLC, Term Loan, 8.57%, (SOFR + 3.75%), 6/9/31(11)		5,897	5,917,062
Clydesdale Acquisition Holdings, Inc., Term Loan, 7.86%, (SOFR + 3.18%), 4/13/29		10,672	10,658,193
Pretium Packaging LLC, Term Loan - Second Lien, 9.848%, (SOFR + 4.60%), 8.666% cash, 1.182% PIK, 10/2/28		2,497	2,047,780
Pretium PKG Holdings, Inc., Term Loan - Second Lien, 12.068%, (SOFR + 6.75%), 10/1/29		6,675	2,509,800
Proampac PG Borrower LLC, Term Loan, 8.839%, (SOFR + 4.00%), 9/15/28		11,736	11,793,312
			$ 37,668,371

24
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Distributors — 0.5%
CD&R Hydra Buyer, Inc., Term Loan, 8.785%, (SOFR + 4.00%), 3/25/31		9,508	$ 9,498,742
Parts Europe SA, Term Loan, 6.701%, (3 mo. EURIBOR + 3.50%), 2/3/31	EUR	14,275	15,566,448
Phillips Feed Service, Inc., Term Loan, 11.785%, (SOFR + 7.00%), 11/13/24(4)		466	283,562
Rubix Group Midco 3 Ltd., Term Loan, 7.302%, (3 mo. EURIBOR + 4.25%), 9/30/26	EUR	1,500	1,635,024
Winterfell Financing SARL, Term Loan, 8.557%, (3 mo. EURIBOR + 5.00%), 5/4/28	EUR	2,000	2,161,450
			$ 29,145,226
Diversified Consumer Services — 1.1%
Ascend Learning LLC:
Term Loan, 8.285%, (SOFR + 3.50%), 12/11/28		6,700	$ 6,706,730
Term Loan - Second Lien, 10.535%, (SOFR + 5.75%), 12/10/29		3,500	3,452,750
Chrysaor Bidco SARL:
Term Loan, 5/14/31(9)		792	795,678
Term Loan, 7/17/31(9)		10,708	10,758,947
FrontDoor, Inc., Term Loan, 7.05%, (SOFR + 2.25%), 6/17/28		847	849,208
KUEHG Corp., Term Loan, 7.839%, (SOFR + 3.25%), 6/12/30		10,107	10,147,689
Project Boost Purchaser LLC:
Term Loan, 8.147%, (SOFR + 3.50%), 7/16/31		8,075	8,094,243
Term Loan - Second Lien, 9.897%, (SOFR + 5.25%), 7/16/32		3,575	3,600,322
Spring Education Group, Inc., Term Loan, 8.604%, (SOFR + 4.00%), 10/4/30		3,697	3,724,328
Wand NewCo 3, Inc., Term Loan, 7.905%, (SOFR + 3.25%), 1/30/31(11)		12,120	12,134,775
			$ 60,264,670
Diversified Financial Services — 0.2%
Concorde Midco Ltd., Term Loan, 7.092%, (6 mo. EURIBOR + 4.00%), 3/1/28	EUR	8,730	$ 9,482,211
			$ 9,482,211
Diversified Telecommunication Services — 0.9%
Altice France SA, Term Loan, 8/14/26(9)		6,455	$ 5,496,432
Anuvu Holdings 2 LLC:
Term Loan, 8.963%, (SOFR + 4.00%), 9/27/27(4)		9,639	7,711,294
Term Loan, 13.213%, (SOFR + 8.25%), 3/23/26(4)		7,976	3,183,882
Borrower/Description	Principal Amount* (000's omitted)	Value
Diversified Telecommunication Services (continued)
Level 3 Financing, Inc.:
Term Loan, 11.278%, (SOFR + 6.56%), 4/15/29	6,175	$ 6,314,248
Term Loan, 11.278%, (SOFR + 6.56%), 4/15/30	6,175	6,311,493
Lumen Technologies, Inc.:
Term Loan, 7.182%, (SOFR + 2.35%), 4/15/29	9,547	8,688,009
Term Loan, 7.182%, (SOFR + 2.35%), 4/15/30	9,547	8,577,623
Virgin Media Bristol LLC, Term Loan, 7.418%, (SOFR + 2.50%), 1/31/28	2,563	2,491,573
		$ 48,774,554
Electrical Equipment — 0.5%
AZZ, Inc., Term Loan, 7.185%, (SOFR + 2.50%), 5/13/29	1,300	$ 1,305,687
Dynamo Newco II GmbH, Term Loan, 10/1/31(9)	2,125	2,131,641
WEC U.S. Holdings Ltd., Term Loan, 7.595%, (SOFR + 2.75%), 1/27/31	21,418	21,467,236
		$ 24,904,564
Electronic Equipment, Instruments & Components — 1.1%
Chamberlain Group, Inc.:
Term Loan, 8.035%, (SOFR + 3.25%), 11/3/28	2,313	$ 2,313,237
Term Loan, 8.185%, (SOFR + 3.50%), 11/3/28	11,144	11,167,993
Creation Technologies, Inc., Term Loan, 10.351%, (SOFR + 5.50%), 10/5/28	12,686	12,400,615
II-VI, Inc., Term Loan, 7.185%, (SOFR + 2.50%), 7/2/29	356	356,764
Mirion Technologies, Inc., Term Loan, 6.854%, (SOFR + 2.25%), 10/20/28	1,722	1,723,477
Range Red Operating, Inc.:
Term Loan, 12.693%, (SOFR + 8.00%), 10/1/29	3,183	3,175,612
Term Loan - Second Lien, 12.693%, (SOFR + 8.00%), 10/1/29	13,353	13,321,225
TTM Technologies, Inc., Term Loan, 7.094%, (SOFR + 2.25%), 5/30/30	2,072	2,080,265
Verifone Systems, Inc., Term Loan, 9.333%, (SOFR + 4.00%), 8/20/25	14,463	13,494,411
		$ 60,033,599
Energy Equipment & Services — 0.6%
Ameriforge Group, Inc.:
Term Loan, 15.811%, (SOFR + 11.00%), 4.811% cash, 11.00% PIK, 12/31/25(4)	3,412	$ 1,570,887
Term Loan, 15.811%, (SOFR + 11.00%), 4.811% cash, 11.00% PIK, 12/31/25(4)	29,460	13,563,157

25
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Energy Equipment & Services (continued)
GIP Pilot Acquisition Partners LP, Term Loan, 7.09%, (SOFR + 2.50%), 10/4/30		4,843	$ 4,848,766
PG Investment Co. 59 SARL, Term Loan, 7.604%, (SOFR + 3.00%), 3/26/31		13,349	13,384,580
			$ 33,367,390
Engineering & Construction — 0.9%
American Residential Services LLC, Term Loan, 8.365%, (SOFR + 3.50%), 10/15/27		492	$ 493,818
APi Group DE, Inc., Term Loan, 6.685%, (SOFR + 2.00%), 1/3/29		10,603	10,617,120
Arcosa, Inc., Term Loan, 7.081%, (SOFR + 2.25%), 8/12/31		3,500	3,519,687
Artera Services LLC, Term Loan, 9.104%, (SOFR + 4.50%), 2/15/31		4,129	4,086,925
Azuria Water Solutions, Inc., Term Loan, 8.435%, (SOFR + 3.75%), 5/17/28		15,608	15,738,320
Northstar Group Services, Inc., Term Loan, 10.014%, (SOFR + 4.75%), 5/8/30		13,391	13,455,047
			$ 47,910,917
Entertainment — 0.8%
Crown Finance U.S., Inc., Term Loan, 13.30%, (SOFR + 8.50%), 6.30% cash, 7.00% PIK, 7/31/28		1,909	$ 1,925,491
Live Nation Entertainment, Inc., Term Loan, 6.609%, (SOFR + 1.75%), 10/19/26		5,513	5,518,181
Playtika Holding Corp., Term Loan, 7.55%, (SOFR + 2.75%), 3/13/28		13,388	13,388,173
Renaissance Holding Corp., Term Loan, 8.935%, (SOFR + 4.25%), 4/5/30		10,915	10,954,032
UFC Holdings LLC, Term Loan, 7.638%, (SOFR + 2.75%), 4/29/26		7,120	7,136,165
Vue Entertainment International Ltd., Term Loan, 11.446%, (3 mo. EURIBOR + 8.40%), 3.046% cash, 8.40% PIK, 12/31/27	EUR	1,723	1,157,023
Vue International Bidco PLC, Term Loan, 11.046%, (6 mo. EURIBOR + 8.00%), 6/30/27	EUR	435	472,778
			$ 40,551,843
Equity Real Estate Investment Trusts (REITs) — 0.1%
Iron Mountain, Inc., Term Loan, 6.685%, (SOFR + 2.00%), 1/31/31		3,596	$ 3,582,903
			$ 3,582,903
Borrower/Description	Principal Amount* (000's omitted)		Value
Financial Services — 1.6%
Boost Newco Borrower LLC, Term Loan, 7.104%, (SOFR + 2.50%), 1/31/31		28,700	$ 28,726,920
CPI Holdco B LLC, Term Loan, 6.685%, (SOFR + 2.00%), 5/19/31		11,900	11,785,962
Ditech Holding Corp., Term Loan, 0.00%, 6/30/25(10)		17,712	3,498,178
Grant Thornton Advisors LLC, Term Loan, 7.935%, (SOFR + 3.25%), 6/2/31		11,875	11,892,076
NCR Atleos LLC, Term Loan, 8.398%, (SOFR + 3.75%), 3/27/29		8,129	8,141,364
Nuvei Technologies Corp., Term Loan, 7.785%, (SOFR + 3.00%), 12/19/30		8,193	8,198,523
Walker & Dunlop, Inc., Term Loan, 7.035%, (SOFR + 2.25%), 12/16/28		12,691	12,754,581
WEX, Inc., Term Loan, 6.685%, (SOFR + 2.00%), 3/31/28		1,254	1,257,849
			$ 86,255,453
Food Products — 0.6%
Badger Buyer Corp., Term Loan, 10.30%, (SOFR + 3.50%), 12/27/24		4,856	$ 4,649,191
Del Monte Foods, Inc.:
Term Loan, 13.166%, (SOFR + 8.00%), 8/2/28		2,931	2,806,640
Term Loan - Second Lien, 9.427%, (SOFR + 4.40%), 8/2/28(11)		6,198	3,540,893
Froneri International Ltd., Term Loan, 6.685%, (SOFR + 2.00%), 9/17/31		4,643	4,627,063
Nomad Foods U.S. LLC, Term Loan, 6.968%, (SOFR + 2.50%), 11/12/29		7,873	7,886,911
Simply Good Foods USA, Inc., Term Loan, 7.318%, (SOFR + 2.50%), 3/17/27		1,397	1,404,540
United Petfood Group BV, Term Loan, 5.822%, (3 mo. EURIBOR + 2.75%), 4/24/28	EUR	2,250	2,445,398
Valeo F1 Co. Ltd. (Ireland), Term Loan, 9.95%, (SONIA + 4.75%), 6/28/28	GBP	2,500	3,137,495
			$ 30,498,131
Gas Utilities — 0.4%
CQP Holdco LP, Term Loan, 6.854%, (SOFR + 2.25%), 12/31/30		19,970	$ 19,979,806
			$ 19,979,806
Health Care Equipment & Supplies — 0.8%
Bayou Intermediate II LLC, Term Loan, 9.347%, (SOFR + 4.50%), 8/2/28		8,931	$ 8,752,706

26
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Health Care Equipment & Supplies (continued)
Journey Personal Care Corp., Term Loan, 9.05%, (SOFR + 4.25%), 3/1/28		21,039	$ 21,030,573
Medline Borrower LP, Term Loan, 7.435%, (SOFR + 2.75%), 10/23/28		10,752	10,775,100
			$ 40,558,379
Health Care Providers & Services — 4.3%
AEA International Holdings (Lux) SARL, Term Loan, 7.354%, (SOFR + 2.75%), 9/7/28		7,544	$ 7,562,876
BW NHHC Holdco, Inc., Term Loan - Second Lien, 12.604%, (SOFR + 8.00%), 10.354% cash, 2.25% PIK, 1/15/26		17,614	15,235,972
Cano Health LLC, Term Loan, 12.604%, (SOFR + 8.00%), 6/28/29		1,383	1,386,768
CCRR Parent, Inc., Term Loan, 9.05%, (SOFR + 4.25%), 3/6/28		4,661	3,585,757
Cerba Healthcare SAS:
Term Loan, 6.846%, (1 mo. EURIBOR + 3.70%), 6/30/28	EUR	14,425	13,636,726
Term Loan, 7.096%, (1 mo. EURIBOR + 3.95%), 2/16/29	EUR	8,225	7,772,483
CHG Healthcare Services, Inc., Term Loan, 8.30%, (SOFR + 3.50%), 9/29/28		4,169	4,188,692
Concentra Health Services, Inc., Term Loan, 6.935%, (SOFR + 2.25%), 7/28/31		3,525	3,533,813
Covis Finco SARL, Term Loan, 0.00%, 2/18/27(10)		9,853	3,990,489
Ensemble RCM LLC, Term Loan, 7.585%, (SOFR + 3.00%), 8/1/29		14,684	14,718,261
Hanger, Inc.:
Term Loan, 10/23/31(9)		10,498	10,514,687
Term Loan, 10/23/31(9)		1,352	1,353,822
IVC Acquisition Ltd.:
Term Loan, 8.795%, (6 mo. EURIBOR + 5.00%), 12/12/28	EUR	4,100	4,472,427
Term Loan, 9.393%, (SOFR + 4.75%), 12/12/28		10,521	10,575,424
Medical Solutions Holdings, Inc.:
Term Loan, 8.185%, (SOFR + 3.50%), 11/1/28		13,606	10,221,293
Term Loan - Second Lien, 11.685%, (SOFR + 7.00%), 11/1/29		9,500	6,365,000
Mehilainen Yhtiot Oy:
Term Loan, 4.00%, 8/5/31(12)	EUR	907	990,882
Term Loan, 7.345%, (3 mo. EURIBOR + 4.00%), 8/5/31	EUR	6,025	6,583,185
Term Loan, 7.345%, (3 mo. EURIBOR + 4.00%), 8/5/31	EUR	5,068	5,537,670
Midwest Physician Administrative Services LLC, Term Loan, 7.865%, (SOFR + 3.00%), 3/12/28		1,395	1,270,054
Borrower/Description	Principal Amount* (000's omitted)		Value
Health Care Providers & Services (continued)
National Mentor Holdings, Inc.:
Term Loan, 8.454%, (SOFR + 3.75%), 3/2/28		390	$ 383,600
Term Loan, 8.52%, (SOFR + 3.75%), 3/2/28(11)		14,065	13,842,842
Term Loan - Second Lien, 11.954%, (SOFR + 7.25%), 3/2/29		5,525	5,290,188
Pacific Dental Services LLC, Term Loan, 7.536%, (SOFR + 2.75%), 3/15/31		8,259	8,273,126
Phoenix Guarantor, Inc., Term Loan, 7.935%, (SOFR + 3.25%), 2/21/31		16,607	16,633,536
R1 RCM, Inc., Term Loan, 7.685%, (SOFR + 3.00%), 6/21/29		2,283	2,275,161
Radnet Management, Inc., Term Loan, 7.132%, (SOFR + 2.50%), 4/18/31		7,007	7,028,607
Raven Acquisition Holdings LLC:
Term Loan, 10/24/31(9)		13,650	13,595,400
Term Loan, 10/24/31(9)		975	971,100
Select Medical Corp., Term Loan, 7.685%, (SOFR + 3.00%), 3/6/27		6,585	6,621,877
Sound Inpatient Physicians, Term Loan - Second Lien, 11.365%, (SOFR + 5.00%), 9.865% cash, 1.50% PIK, 6/28/28		2,186	1,973,177
Synlab Bondco PLC, Term Loan, 6.178%, (6 mo. EURIBOR + 2.50%), 7/1/27	EUR	2,125	2,312,190
TTF Holdings LLC, Term Loan, 8.435%, (SOFR + 3.75%), 7/18/31		13,500	13,592,812
U.S. Anesthesia Partners, Inc., Term Loan, 9.209%, (SOFR + 4.25%), 10/1/28		4,967	4,906,184
			$ 231,196,081
Health Care Technology — 0.9%
Certara LP, Term Loan, 7.685%, (SOFR + 3.00%), 6/26/31		1,795	$ 1,796,870
Cotiviti Corp., Term Loan, 8.094%, (SOFR + 3.25%), 5/1/31		6,227	6,238,250
Imprivata, Inc., Term Loan, 8.085%, (SOFR + 3.50%), 12/1/27		16,935	17,030,608
PointClickCare Technologies, Inc., Term Loan, 10/10/31(9)		5,800	5,818,125
Project Ruby Ultimate Parent Corp., Term Loan, 8.05%, (SOFR + 3.25%), 3/10/28		3,458	3,473,617
Symplr Software, Inc., Term Loan, 9.185%, (SOFR + 4.50%), 12/22/27		12,794	11,766,925
Waystar Technologies, Inc., Term Loan, 7.435%, (SOFR + 2.75%), 10/22/29		1,737	1,746,127
			$ 47,870,522

27
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Hotels, Restaurants & Leisure — 4.6%
1011778 BC Unlimited Liability Co., Term Loan, 6.435%, (SOFR + 1.75%), 9/20/30		29,182	$ 28,957,864
Caesars Entertainment, Inc., Term Loan, 7.435%, (SOFR + 2.75%), 2/6/31		22,363	22,415,043
Carnival Corp., Term Loan, 7.435%, (SOFR + 2.75%), 10/18/28		26,623	26,710,156
ClubCorp Holdings, Inc., Term Loan, 9.865%, (SOFR + 5.00%), 9/18/26		17,840	17,890,709
Fertitta Entertainment LLC, Term Loan, 8.185%, (SOFR + 3.50%), 1/27/29		19,649	19,675,872
Flutter Financing BV, Term Loan, 6.604%, (SOFR + 2.00%), 11/29/30		31,512	31,561,097
GVC Holdings (Gibraltar) Ltd., Term Loan, 6.922%, (6 mo. EURIBOR + 3.25%), 6/30/28	EUR	17,225	18,806,847
Hilton Domestic Operating Co., Inc., Term Loan, 6.488%, (SOFR + 1.75%), 11/8/30		6,575	6,570,305
Light & Wonder International, Inc., Term Loan, 7.034%, (SOFR + 2.25%), 4/14/29		7,369	7,371,662
Ontario Gaming GTA LP, Term Loan, 8.893%, (SOFR + 4.25%), 8/1/30		17,563	17,591,603
Oravel Stays Singapore Pte. Ltd., Term Loan, 13.325%, (SOFR + 8.25%), 6/23/26		3,439	3,466,528
Playa Resorts Holding BV, Term Loan, 7.435%, (SOFR + 2.75%), 1/5/29		26,699	26,685,392
SeaWorld Parks & Entertainment, Inc., Term Loan, 7.185%, (SOFR + 2.50%), 8/25/28		19,251	19,267,271
			$ 246,970,349
Household Durables — 1.6%
ACProducts, Inc., Term Loan, 9.115%, (SOFR + 4.25%), 5/17/28		18,382	$ 15,401,079
Libbey Glass, Inc., Term Loan, 11.267%, (SOFR + 6.50%), 11/22/27		14,098	13,992,258
Madison Safety & Flow LLC, Term Loan, 7.968%, (SOFR + 3.25%), 9/26/31		6,150	6,182,029
Serta Simmons Bedding LLC:
Term Loan, 12.218%, (SOFR + 7.50%), 6/29/28		19,908	16,821,842
Term Loan, 12.232%, (SOFR + 7.50%), 6/29/28		2,161	2,150,422
Solis IV BV, Term Loan, 8.571%, (SOFR + 3.50%), 2/26/29		13,579	13,564,377
Tempur Sealy International, Inc., Term Loan, 10/3/31(9)		15,400	15,409,625
			$ 83,521,632
Household Products — 0.4%
Energizer Holdings, Inc., Term Loan, 6.759%, (SOFR + 2.00%), 12/22/27		5,006	$ 5,020,233
Borrower/Description	Principal Amount* (000's omitted)		Value
Household Products (continued)
Kronos Acquisition Holdings, Inc., Term Loan, 9.314%, (SOFR + 4.00%), 7/8/31		19,575	$ 18,443,996
			$ 23,464,229
Independent Power and Renewable Electricity Producers — 0.2%
Alpha Generation LLC, Term Loan, 7.447%, (SOFR + 2.75%), 9/30/31		3,375	$ 3,378,615
Calpine Corp.:
Term Loan, 6.685%, (SOFR + 2.00%), 1/31/31		2,284	2,280,769
Term Loan, 6.685%, (SOFR + 2.00%), 1/31/31		2,612	2,607,957
Thunder Generation Funding LLC, Term Loan, 7.61%, (SOFR + 3.00%), 10/3/31		5,025	5,037,562
			$ 13,304,903
Industrial Conglomerates — 1.3%
AAG U.S. GSI Bidco, Inc., Term Loan, 10/8/31(9)		4,650	$ 4,650,000
Ammeraal Beltech Holding BV, Term Loan, 8.345%, (3 mo. EURIBOR + 5.00%), 12/30/28	EUR	7,273	7,936,991
Crown Equipment Corp., Term Loan, 7.324%, (SOFR + 2.50%), 10/10/31		9,700	9,716,170
Kohler Energy Co. LLC, Term Loan, 9.354%, (SOFR + 4.75%), 5/1/31		22,419	22,558,930
nVent Electric PLC, Term Loan, 9/12/31(9)		10,400	10,432,500
Rain Carbon GmbH, Term Loan, 8.56%, (3 mo. EURIBOR + 5.00%), 10/31/28	EUR	13,729	14,830,826
			$ 70,125,417
Insurance — 2.2%
Acrisure LLC, Term Loan, 8.009%, (SOFR + 3.25%), 11/6/30		2,993	$ 2,988,759
Alliant Holdings Intermediate LLC, Term Loan, 7.759%, (SOFR + 3.00%), 9/19/31		13,798	13,761,885
AmWINS Group, Inc., Term Loan, 7.05%, (SOFR + 2.25%), 2/19/28		3,949	3,951,364
AssuredPartners, Inc., Term Loan, 8.185%, (SOFR + 3.50%), 2/14/31		14,502	14,540,976
Broadstreet Partners, Inc., Term Loan, 7.935%, (SOFR + 3.25%), 6/13/31		24,962	24,982,283
Financiere CEP SAS, Term Loan, 7.146%, (1 mo. EURIBOR + 4.00%), 6/18/27	EUR	5,125	5,589,090
HUB International Ltd., Term Loan, 7.367%, (SOFR + 2.75%), 6/20/30		19,562	19,626,550
Ryan Specialty Group LLC, Term Loan, 6.935%, (SOFR + 2.25%), 9/15/31		11,525	11,539,406
Truist Insurance Holdings LLC:
Term Loan, 7.854%, (SOFR + 3.25%), 5/6/31		6,500	6,512,188

28
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)	Value
Insurance (continued)
Truist Insurance Holdings LLC: (continued)
Term Loan - Second Lien, 9.354%, (SOFR + 4.75%), 5/6/32	3,500	$ 3,556,875
USI, Inc.:
Term Loan, 7.354%, (SOFR + 2.75%), 11/22/29	3,980	3,984,167
Term Loan, 7.354%, (SOFR + 2.75%), 9/27/30	4,455	4,460,681
		$ 115,494,224
Interactive Media & Services — 0.5%
Foundational Education Group, Inc., Term Loan, 8.597%, (SOFR + 3.75%), 8/31/28	5,084	$ 4,982,021
Getty Images, Inc., Term Loan, 8.845%, (SOFR + 4.50%), 2/19/26	12,688	12,640,332
Match Group, Inc., Term Loan, 6.714%, (SOFR + 1.75%), 2/13/27	6,450	6,450,000
		$ 24,072,353
IT Services — 3.9%
Asurion LLC:
Term Loan, 8.785%, (SOFR + 4.00%), 8/19/28	8,967	$ 8,895,436
Term Loan, 9.035%, (SOFR + 4.25%), 8/19/28	7,029	6,997,909
Term Loan - Second Lien, 10.05%, (SOFR + 5.25%), 1/31/28	15,790	15,264,982
Term Loan - Second Lien, 10.05%, (SOFR + 5.25%), 1/20/29	2,375	2,274,556
Endure Digital, Inc., Term Loan, 8.471%, (SOFR + 3.50%), 2/10/28	29,469	26,787,553
Gainwell Acquisition Corp., Term Loan, 8.704%, (SOFR + 4.00%), 10/1/27	3,548	3,421,899
Go Daddy Operating Co. LLC, Term Loan, 6.685%, (SOFR + 2.00%), 11/9/29	38,676	38,698,019
Informatica LLC, Term Loan, 6.935%, (SOFR + 2.25%), 10/27/28	31,273	31,331,762
NAB Holdings LLC, Term Loan, 7.354%, (SOFR + 2.75%), 11/23/28	14,208	14,207,756
Plano HoldCo, Inc., Term Loan, 8.092%, (SOFR + 3.50%), 10/2/31	5,650	5,692,375
Rackspace Finance LLC:
Term Loan, 11.183%, (SOFR + 6.25%), 5/15/28	9,926	10,118,060
Term Loan - Second Lien, 7.683%, (SOFR + 2.75%), 5/15/28	25,809	15,507,019
Sedgwick Claims Management Services, Inc., Term Loan, 7.585%, (SOFR + 3.00%), 7/31/31	12,820	12,840,547
Synechron, Inc., Term Loan, 8.36%, (SOFR + 3.75%), 10/3/31	8,050	8,019,812
Borrower/Description	Principal Amount* (000's omitted)		Value
IT Services (continued)
team.blue Finco SARL, Term Loan, 7.045%, (3 mo. EURIBOR + 3.70%), 9/30/29	EUR	3,675	$ 3,958,753
Virtusa Corp., Term Loan, 7.935%, (SOFR + 3.25%), 2/15/29		1,990	1,992,488
			$ 206,008,926
Leisure Products — 0.6%
Fender Musical Instruments Corp., Term Loan, 8.785%, (SOFR + 4.00%), 12/1/28		470	$ 450,984
GSM Holdings, Inc., Term Loan, 9/29/31(9)		6,775	6,495,531
Hayward Industries, Inc., Term Loan, 7.30%, (SOFR + 2.50%), 5/30/28		8,962	8,973,372
Recess Holdings, Inc., Term Loan, 9.085%, (SOFR + 4.50%), 2/20/30		9,358	9,417,621
Tait LLC, Term Loan, 9.197%, (SOFR + 4.50%), 10/1/31		9,300	9,358,125
			$ 34,695,633
Life Sciences Tools & Services — 0.8%
Cambrex Corp., Term Loan, 8.285%, (SOFR + 3.50%), 12/4/26		322	$ 321,791
Catalent Pharma Solutions, Inc.:
Term Loan, 6.859%, (SOFR + 2.00%), 2/22/28		1,013	1,013,989
Term Loan, 7.745%, (SOFR + 3.00%), 2/22/28		2,637	2,641,694
Curia Global, Inc., Term Loan, 8.336%, (SOFR + 3.75%), 8/30/26(11)		17,091	16,310,746
ICON Luxembourg SARL, Term Loan, 6.604%, (SOFR + 2.00%), 7/3/28		5,404	5,430,285
LGC Group Holdings Ltd., Term Loan, 6.396%, (1 mo. EURIBOR + 3.25%), 4/21/27	EUR	5,775	6,245,635
Loire Finco Luxembourg SARL, Term Loan, 8.285%, (SOFR + 3.50%), 4/21/27		1,111	1,107,974
Packaging Coordinators Midco, Inc., Term Loan, 7.835%, (SOFR + 3.25%), 11/30/27		3,416	3,426,567
PRA Health Sciences, Inc., Term Loan, 6.604%, (SOFR + 2.00%), 7/3/28		1,346	1,353,000
Sotera Health Holdings LLC, Term Loan, 7.835%, (SOFR + 3.25%), 5/30/31		7,575	7,601,043
			$ 45,452,724
Machinery — 4.5%
AI Aqua Merger Sub, Inc., Term Loan, 8.357%, (SOFR + 3.50%), 7/31/28		23,813	$ 23,877,438
Ali Group North America Corp., Term Loan, 6.80%, (SOFR + 2.00%), 7/30/29		10,927	10,974,823
American Trailer World Corp., Term Loan, 8.535%, (SOFR + 3.75%), 3/3/28		194	174,432

29
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Machinery (continued)
Apex Tool Group LLC:
Term Loan, 14.872%, (SOFR + 10.10%), 7.418% cash, 7.454% PIK, 2/8/30		11,886	$ 11,321,883
Term Loan - Second Lien, 12.068%, (SOFR + 7.35%), 4.718% cash, 7.35% PIK, 2/8/29		5,090	4,860,791
Barnes Group, Inc., Term Loan, 7.185%, (SOFR + 2.50%), 9/3/30		17,192	17,235,684
Clark Equipment Co., Term Loan, 6.604%, (SOFR + 2.00%), 4/20/29		9,949	9,950,910
Conair Holdings LLC, Term Loan, 8.55%, (SOFR + 3.75%), 5/17/28		23,959	22,017,315
CPM Holdings, Inc., Term Loan, 9.344%, (SOFR + 4.50%), 9/28/28		3,970	3,904,249
Cube Industrials Buyer, Inc., Term Loan, 8.132%, (SOFR + 3.50%), 10/9/31		3,825	3,832,172
Delachaux Group SA, Term Loan, 6.556%, (3 mo. EURIBOR + 3.50%), 4/16/29	EUR	3,886	4,250,460
EMRLD Borrower LP:
Term Loan, 7.557%, (SOFR + 2.50%), 5/31/30		7,473	7,479,315
Term Loan, 7.557%, (SOFR + 2.50%), 8/4/31		9,975	9,980,197
Engineered Machinery Holdings, Inc.:
Term Loan, 7.095%, (3 mo. EURIBOR + 3.75%), 5/21/28	EUR	10,549	11,541,332
Term Loan, 8.615%, (SOFR + 3.75%), 5/19/28		12,875	12,930,128
Term Loan - Second Lien, 10.865%, (SOFR + 6.00%), 5/21/29		2,000	2,005,624
Filtration Group Corp., Term Loan, 8.30%, (SOFR + 3.50%), 10/21/28		8,882	8,904,988
Icebox Holdco III, Inc., Term Loan, 8.615%, (SOFR + 3.75%), 12/22/28		116	116,907
INNIO Group Holding GmbH, Term Loan, 6.955%, (3 mo. EURIBOR + 3.75%), 11/2/28	EUR	4,722	5,160,887
Madison IAQ LLC, Term Loan, 7.889%, (SOFR + 2.75%), 6/21/28		11,463	11,470,929
Pro Mach Group, Inc., Term Loan, 8.185%, (SOFR + 3.50%), 8/31/28		2,784	2,799,158
Roper Industrial Products Investment Co. LLC, Term Loan, 7.854%, (SOFR + 3.25%), 11/22/29		6,367	6,376,530
SPX Flow, Inc., Term Loan, 8.185%, (SOFR + 3.50%), 4/5/29		9,870	9,906,547
TK Elevator Midco GmbH, Term Loan, 7.59%, (6 mo. EURIBOR + 4.00%), 4/30/30	EUR	8,550	9,341,778
TK Elevator Topco GmbH, Term Loan, 7.215%, (6 mo. EURIBOR + 3.63%), 7/30/27	EUR	9,725	10,608,114
TK Elevator U.S. Newco, Inc., Term Loan, 8.588%, (SOFR + 3.50%), 4/30/30		12,903	12,952,742
Zephyr German BidCo GmbH, Term Loan, 6.865%, (3 mo. EURIBOR + 3.60%), 3/10/28	EUR	7,600	8,233,319
			$ 242,208,652
Borrower/Description	Principal Amount* (000's omitted)		Value
Media — 0.4%
Aragorn Parent Corp., Term Loan, 8.745%, (SOFR + 4.00%), 12/15/28		5,632	$ 5,659,680
Gray Television, Inc., Term Loan, 7.959%, (SOFR + 3.00%), 12/1/28		1,019	963,166
Hubbard Radio LLC, Term Loan, 9.185%, (SOFR + 4.50%), 9/30/27		5,146	3,936,823
iHeartCommunications, Inc., Term Loan, 7.80%, (SOFR + 3.00%), 5/1/26		2,365	1,992,668
MJH Healthcare Holdings LLC, Term Loan, 8.035%, (SOFR + 3.25%), 1/28/29		2,294	2,297,834
Sinclair Television Group, Inc., Term Loan, 7.30%, (SOFR + 2.50%), 9/30/26		6,101	5,929,718
			$ 20,779,889
Metals/Mining — 0.9%
Arsenal AIC Parent LLC, Term Loan, 7.935%, (SOFR + 3.25%), 8/18/30		17,672	$ 17,736,119
Dynacast International LLC, Term Loan, 14.407%, (SOFR + 9.25%), 10/22/25		3,003	2,811,266
PMHC II, Inc., Term Loan, 9.058%, (SOFR + 4.25%), 4/23/29		16,149	15,962,702
WireCo WorldGroup, Inc., Term Loan, 8.382%, (SOFR + 3.75%), 11/13/28		5,756	5,641,230
Zekelman Industries, Inc., Term Loan, 6.995%, (SOFR + 2.25%), 1/24/31		5,290	5,313,189
			$ 47,464,506
Oil, Gas & Consumable Fuels — 1.2%
Epic Crude Services LP, Term Loan, 7.656%, (SOFR + 3.00%), 10/10/31		5,800	$ 5,802,175
Freeport LNG Investments LLLP, Term Loan, 8.379%, (SOFR + 3.50%), 12/21/28		11,661	11,619,859
GIP II Blue Holding LP, Term Loan, 8.435%, (SOFR + 3.75%), 9/29/28		5,634	5,661,054
ITT Holdings LLC, Term Loan, 7.535%, (SOFR + 2.75%), 10/11/30		8,489	8,495,831
Matador Bidco SARL, Term Loan, 9.035%, (SOFR + 4.25%), 7/30/29		29,032	29,180,843
Oxbow Carbon LLC, Term Loan, 8.185%, (SOFR + 3.50%), 5/10/30		5,604	5,632,083
			$ 66,391,845
Pharmaceuticals — 1.1%
Aenova Holding GmbH, Term Loan, 7.135%, (6 mo. EURIBOR + 3.75%), 8/22/31	EUR	2,550	$ 2,787,631
AI Sirona (Luxembourg) Acquisition SARL, Term Loan, 6.646%, (1 mo. EURIBOR + 3.50%), 9/30/28	EUR	5,375	5,872,235

30
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Pharmaceuticals (continued)
Ceva Sante Animale:
Term Loan, 6.845%, (3 mo. EURIBOR + 3.50%), 11/8/30	EUR	3,725	$ 4,066,220
Term Loan, 8.354%, (SOFR + 3.25%), 11/8/30		4,154	4,184,417
Jazz Financing Lux SARL, Term Loan, 6.935%, (SOFR + 2.25%), 5/5/28		6,916	6,924,142
Mallinckrodt International Finance SA:
Term Loan, 12.245%, (SOFR + 7.50%), 11/14/28		3,417	3,636,112
Term Loan - Second Lien, 14.245%, (SOFR + 9.50%), 11/14/28		19,364	20,901,015
Nidda Healthcare Holding AG, Term Loan, 7.427%, (3 mo. EURIBOR + 4.00%), 2/21/30	EUR	8,200	8,947,975
Recipharm AB, Term Loan, 6.499%, (3 mo. EURIBOR + 2.95%), 2/17/28	EUR	1,725	1,846,921
			$ 59,166,668
Professional Services — 4.0%
AAL Delaware Holdco, Inc., Term Loan, 8.185%, (SOFR + 3.50%), 7/30/31		6,650	$ 6,687,406
APFS Staffing Holdings, Inc., Term Loan, 8.628%, (SOFR + 4.00%), 12/29/28(11)		3,572	3,564,869
Apleona Holding GmbH, Term Loan, 5.756%, (3 mo. EURIBOR + 2.70%), 4/28/28	EUR	4,725	5,124,518
CoreLogic, Inc.:
Term Loan, 8.30%, (SOFR + 3.50%), 6/2/28		13,955	13,914,626
Term Loan - Second Lien, 11.30%, (SOFR + 6.50%), 6/4/29		1,200	1,183,000
Corporation Service Co., Term Loan, 7.185%, (SOFR + 2.50%), 11/2/29		3,862	3,871,308
Crisis Prevention Institute, Inc., Term Loan, 9.354%, (SOFR + 4.75%), 4/9/31		3,025	3,042,645
EAB Global, Inc., Term Loan, 7.935%, (SOFR + 3.25%), 8/16/28		16,537	16,504,546
Employbridge Holding Co., Term Loan, 9.623%, (SOFR + 4.75%), 7/19/28(11)		20,389	14,635,756
First Advantage Holdings LLC, Term Loan, 9/19/31(9)		20,682	20,617,173
Fleet Midco I Ltd., Term Loan, 7.578%, (SOFR + 2.75%), 2/21/31		6,605	6,604,854
Genuine Financial Holdings LLC, Term Loan, 8.685%, (SOFR + 4.00%), 9/27/30		4,059	4,058,156
Lernen Bidco Ltd., Term Loan, 11.00%, (USD Prime + 3.00%), 9/30/31		5,025	5,062,687
Mermaid Bidco, Inc., Term Loan, 8.492%, (SOFR + 3.25%), 7/3/31		8,464	8,479,682
Neptune Bidco U.S., Inc., Term Loan, 9.758%, (SOFR + 5.00%), 4/11/29		7,929	7,334,556
PHM Group Holding Oy, Term Loan, 7.848%, (3 mo. EURIBOR + 4.75%), 6/24/31	EUR	4,900	5,333,306
Borrower/Description	Principal Amount* (000's omitted)		Value
Professional Services (continued)
Planet U.S. Buyer LLC, Term Loan, 8.604%, (SOFR + 3.50%), 2/7/31		11,646	$ 11,696,763
Techem Verwaltungsgesellschaft 675 GmbH, Term Loan, 7.018%, (3 mo. EURIBOR + 3.75%), 7/15/29	EUR	15,075	16,456,173
Teneo Holdings LLC, Term Loan, 9.435%, (SOFR + 4.75%), 3/13/31		12,024	12,055,685
Tidal Waste & Recycling Holdings LLC, Term Loan, 10/3/31(9)		6,000	6,011,250
Trans Union LLC, Term Loan, 6.685%, (SOFR + 2.00%), 12/1/28		31,388	31,427,434
Vaco Holdings LLC, Term Loan, 9.785%, (SOFR + 5.00%), 1/21/29		9,043	8,854,143
			$ 212,520,536
Real Estate Management & Development — 0.6%
Cushman & Wakefield U.S. Borrower LLC:
Term Loan, 7.685%, (SOFR + 3.00%), 1/31/30		6,611	$ 6,644,135
Term Loan, 7.935%, (SOFR + 3.25%), 1/31/30		6,360	6,383,611
Greystar Real Estate Partners LLC, Term Loan, 7.495%, (SOFR + 2.75%), 8/21/30		7,924	7,944,279
Homeserve USA Holding Corp., Term Loan, 7.009%, (SOFR + 2.25%), 10/21/30		9,453	9,434,777
			$ 30,406,802
Road & Rail — 1.0%
Avis Budget Car Rental LLC, Term Loan, 6.55%, (SOFR + 1.75%), 8/6/27		29,927	$ 29,811,384
Hertz Corp.:
Term Loan, 8.30%, (SOFR + 3.50%), 6/30/28		16,931	15,107,442
Term Loan, 8.30%, (SOFR + 3.50%), 6/30/28		3,298	2,942,813
Term Loan, 8.493%, (SOFR + 3.75%), 6/30/28		7,493	6,697,879
			$ 54,559,518
Semiconductors & Semiconductor Equipment — 0.6%
Altar Bidco, Inc.:
Term Loan, 7.247%, (SOFR + 3.10%), 2/1/29		6,283	$ 6,293,032
Term Loan - Second Lien, 9.747%, (SOFR + 5.60%), 2/1/30		6,650	6,522,194
Bright Bidco BV, Term Loan, 12.585%, (SOFR + 8.00%), 4.585% cash, 8.00% PIK, 10/31/27		3,678	1,815,876
MaxLinear, Inc., Term Loan, 7.082%, (SOFR + 2.25%), 6/23/28		2,955	2,863,002

31
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Semiconductors & Semiconductor Equipment (continued)
MKS Instruments, Inc., Term Loan, 6.995%, (SOFR + 2.25%), 8/17/29		13,740	$ 13,778,102
Synaptics, Inc., Term Loan, 7.215%, (SOFR + 2.25%), 12/2/28		2,728	2,730,337
			$ 34,002,543
Software — 11.4%
Applied Systems, Inc., Term Loan, 7.604%, (SOFR + 3.00%), 2/24/31		43,442	$ 43,607,060
Astra Acquisition Corp.:
Term Loan, 9.854%, (SOFR + 5.25%), 10/25/28		10,314	825,140
Term Loan, 11.354%, (SOFR + 6.75%), 2/25/28		7,398	6,066,402
Term Loan, 17.998%, (SOFR + 13.33%), 10/25/29		15,311	2,679,507
Boxer Parent Co., Inc., Term Loan, 8.335%, (SOFR + 3.75%), 7/30/31		3,536	3,528,938
Cegid Group SAS:
Term Loan, 6.586%, (3 mo. EURIBOR + 3.50%), 7/10/28	EUR	3,525	3,844,702
Term Loan, 6.586%, (3 mo. EURIBOR + 3.50%), 7/10/28	EUR	3,850	4,195,400
Central Parent, Inc., Term Loan, 7.854%, (SOFR + 3.25%), 7/6/29		19,825	19,716,764
Cloud Software Group, Inc., Term Loan, 8.604%, (SOFR + 4.00%), 3/30/29		20,317	20,332,242
Cloudera, Inc.:
Term Loan, 8.535%, (SOFR + 3.75%), 10/8/28		27,967	27,535,943
Term Loan - Second Lien, 10.785%, (SOFR + 6.00%), 10/8/29		2,950	2,795,125
Constant Contact, Inc., Term Loan, 8.918%, (SOFR + 4.00%), 2/10/28		4,993	4,823,559
Cornerstone OnDemand, Inc., Term Loan, 8.55%, (SOFR + 3.75%), 10/16/28		8,194	7,695,515
Dragon Buyer, Inc., Term Loan, 7.908%, (SOFR + 3.25%), 9/30/31		10,000	9,956,250
Drake Software LLC, Term Loan, 8.935%, (SOFR + 4.25%), 6/26/31		19,675	19,379,875
E2open LLC, Term Loan, 8.30%, (SOFR + 3.50%), 2/4/28		16,009	15,999,323
ECI Macola Max Holding LLC, Term Loan, 7.842%, (SOFR + 3.25%), 5/9/30		15,605	15,657,090
Epicor Software Corp., Term Loan, 7.935%, (SOFR + 3.25%), 5/30/31		50,538	50,775,960
Fiserv Investment Solutions, Inc., Term Loan, 9.128%, (SOFR + 4.00%), 2/18/27		12,312	11,865,953
Gen Digital, Inc., Term Loan, 6.435%, (SOFR + 1.75%), 9/12/29		1,152	1,149,031
Borrower/Description	Principal Amount* (000's omitted)		Value
Software (continued)
GoTo Group, Inc.:
Term Loan, 9.668%, (SOFR + 4.75%), 4/28/28		12,865	$ 10,935,497
Term Loan - Second Lien, 9.668%, (SOFR + 4.75%), 4/28/28		8,153	2,853,501
IGT Holding IV AB:
Term Loan, 6.245%, (3 mo. EURIBOR + 2.90%), 3/31/28	EUR	3,205	3,473,790
Term Loan, 8.742%, (SOFR + 3.65%), 3/31/28		3,974	3,996,260
iSolved, Inc., Term Loan, 8.185%, (SOFR + 3.50%), 10/15/30		5,149	5,171,685
Ivanti Software, Inc., Term Loan, 9.121%, (SOFR + 4.25%), 12/1/27		3,851	3,289,472
Marcel LUX IV SARL:
Term Loan, 7.631%, (1 mo. EURIBOR + 4.00%), 11/9/30	EUR	8,650	9,456,082
Term Loan, 8.84%, (SOFR + 4.00%), 11/11/30		28,181	28,392,113
McAfee LLC, Term Loan, 8.10%, (SOFR + 3.25%), 3/1/29		29,554	29,563,033
Mosel Bidco SE:
Term Loan, 7.845%, (3 mo. EURIBOR + 4.50%), 9/16/30	EUR	1,825	1,995,566
Term Loan, 9.104%, (SOFR + 4.50%), 9/16/30		2,575	2,587,875
N-Able International Holdings II LLC, Term Loan, 8.069%, (SOFR + 2.75%), 7/19/28		1,251	1,255,827
Open Text Corp., Term Loan, 6.935%, (SOFR + 2.25%), 1/31/30		15,581	15,653,068
Orion Advisor Solutions, Inc., Term Loan, 9/24/30(9)		5,800	5,792,750
Polaris Newco LLC:
Term Loan, 7.345%, (3 mo. EURIBOR + 4.00%), 6/2/28	EUR	8,391	8,846,628
Term Loan, 8.847%, (SOFR + 4.00%), 6/2/28		2,912	2,894,051
Proofpoint, Inc., Term Loan, 7.685%, (SOFR + 3.00%), 8/31/28		7,606	7,620,667
Quest Software U.S. Holdings, Inc., Term Loan, 8.985%, (SOFR + 4.25%), 2/1/29		16,411	11,816,264
RealPage, Inc., Term Loan, 7.80%, (SOFR + 3.00%), 4/24/28		10,609	10,473,770
Redstone Holdco 2 LP, Term Loan, 9.597%, (SOFR + 4.75%), 4/27/28		11,692	8,768,864
Sabre GLBL, Inc.:
Term Loan, 8.30%, (SOFR + 3.50%), 12/17/27		5,850	5,430,081
Term Loan, 8.30%, (SOFR + 3.50%), 12/17/27		3,723	3,455,920
Term Loan, 9.035%, (SOFR + 4.25%), 6/30/28		3,513	3,297,513
Term Loan, 9.785%, (SOFR + 5.00%), 6/30/28		3,146	2,989,923
Skillsoft Corp., Term Loan, 10.082%, (SOFR + 5.25%), 7/14/28		10,228	8,338,943
SolarWinds Holdings, Inc., Term Loan, 7.435%, (SOFR + 2.75%), 2/5/30		18,345	18,395,117

32
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Software (continued)
Sophia LP, Term Loan, 8.285%, (SOFR + 3.50%), 10/9/29		22,923	$ 23,046,262
UKG, Inc., Term Loan, 7.617%, (SOFR + 3.00%), 2/10/31		35,007	35,082,031
Veritas U.S., Inc., Term Loan, 9.80%, (SOFR + 5.00%), 9/1/25		29,914	28,650,520
Vision Solutions, Inc.:
Term Loan, 8.847%, (SOFR + 4.00%), 4/24/28		32,979	32,597,692
Term Loan - Second Lien, 12.097%, (SOFR + 7.25%), 4/23/29		1,500	1,444,688
			$ 609,995,232
Specialty Retail — 2.5%
Apro LLC, Term Loan, 8.574%, (SOFR + 3.75%), 7/9/31		5,750	$ 5,780,544
Boels Topholding BV, Term Loan, 6.557%, (3 mo. EURIBOR + 3.00%), 5/23/31	EUR	3,406	3,724,594
Etraveli Holding AB, Term Loan, 7.845%, (3 mo. EURIBOR + 4.50%), 11/2/28	EUR	11,694	12,751,984
Great Outdoors Group LLC, Term Loan, 8.55%, (SOFR + 3.75%), 3/6/28		27,041	27,145,684
Harbor Freight Tools USA, Inc., Term Loan, 7.192%, (SOFR + 2.50%), 6/11/31(11)		18,379	17,955,358
Hoya Midco LLC, Term Loan, 7.585%, (SOFR + 3.00%), 2/3/29		2,620	2,634,407
Les Schwab Tire Centers, Term Loan, 7.685%, (SOFR + 3.00%), 4/23/31		17,999	18,030,773
LIDS Holdings, Inc., Term Loan, 10.381%, (SOFR + 5.50%), 12/14/26		3,702	3,679,266
Mattress Firm, Inc., Term Loan, 8.924%, (SOFR + 4.25%), 9/25/28		15,699	15,720,201
Mavis Tire Express Services Corp., Term Loan, 8.185%, (SOFR + 3.50%), 5/4/28		1,596	1,601,986
PetSmart, Inc., Term Loan, 8.535%, (SOFR + 3.75%), 2/11/28		6,858	6,824,464
Speedster Bidco GmbH:
Term Loan, 10/17/31(9)	EUR	8,100	8,814,448
Term Loan, 10/17/31(9)		7,775	7,772,574
			$ 132,436,283
Technology Hardware, Storage & Peripherals — 0.1%
Poseidon Bidco SASU, Term Loan, 8.345%, (3 mo. EURIBOR + 5.00%), 3/13/30	EUR	8,200	$ 6,652,494
			$ 6,652,494
Borrower/Description	Principal Amount* (000's omitted)		Value
Trading Companies & Distributors — 3.1%
American Builders & Contractors Supply Co., Inc., Term Loan, 6.435%, (SOFR + 1.75%), 1/31/31		5,417	$ 5,428,369
Avolon TLB Borrower 1 (U.S.) LLC, Term Loan, 6.509%, (SOFR + 1.75%), 6/24/30		40,522	40,505,284
Beacon Roofing Supply, Inc., Term Loan, 6.685%, (SOFR + 2.00%), 5/19/28		5,310	5,329,787
Core & Main LP, Term Loan, 6.968%, (SOFR + 2.25%), 2/9/31		3,672	3,686,021
DXP Enterprises, Inc., Term Loan, 8.435%, (SOFR + 3.75%), 10/11/30		7,153	7,191,496
Foundation Building Materials Holding Co. LLC, Term Loan, 8.585%, (SOFR + 4.00%), 1/29/31		12,338	12,176,064
Patagonia Bidco Ltd., Term Loan, 10.45%, (SONIA + 5.25%), 11/1/28	GBP	20,400	23,825,568
PEARLS (Netherlands) Bidco BV, Term Loan, 7.056%, (3 mo. EURIBOR + 4.00%), 2/26/29	EUR	6,000	6,552,194
Spin Holdco, Inc., Term Loan, 9.256%, (SOFR + 4.00%), 3/4/28		34,121	29,770,981
White Cap Buyer LLC, Term Loan, 7.935%, (SOFR + 3.25%), 10/19/29		18,000	17,984,664
Windsor Holdings III LLC, Term Loan, 8.259%, (SOFR + 3.50%), 8/1/30		11,710	11,768,710
			$ 164,219,138
Wireless Telecommunication Services — 0.6%
CCI Buyer, Inc., Term Loan, 8.604%, (SOFR + 4.00%), 12/17/27		18,771	$ 18,810,587
Digicel International Finance Ltd., Term Loan, 11.335%, (SOFR + 6.75%), 5/25/27		14,913	14,908,370
			$ 33,718,957
Total Senior Floating-Rate Loans (identified cost $4,494,653,192)			$4,368,224,354

Warrants — 0.0%
Security	Shares	Value
Health Care — 0.0%
Cano Health, Inc., Exp. 6/28/29(4)(5)	9,917	$ 0
Total Warrants (identified cost $0)		$ 0

33
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2024
Portfolio of Investments — continued

Short-Term Investments — 4.0%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.78%(13)	212,728,697	$ 212,728,697
Total Short-Term Investments (identified cost $212,728,697)		$ 212,728,697
Total Investments — 98.8% (identified cost $5,461,776,899)		$5,284,770,055
Less Unfunded Loan Commitments — (0.0)%(7)		$ (2,451,530)
Net Investments — 98.8% (identified cost $5,459,325,369)		$5,282,318,525
Other Assets, Less Liabilities — 1.2%		$ 64,812,036
Net Assets — 100.0%		$5,347,130,561
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
*	In U.S. dollars unless otherwise indicated.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2024, the aggregate value of these securities is $620,864,341 or 11.6% of the Portfolio's net assets.
(2)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2024.
(3)	Affiliated company (see Note 7).
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 8).
(5)	Non-income producing security.
(6)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.
(7)	Amount is less than 0.05% or (0.05)%, as applicable.
(8)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(9)	This Senior Loan will settle after October 31, 2024, at which time the interest rate will be determined.
(10)	Issuer is in default with respect to interest and/or principal payments or has declared bankruptcy and is non-income producing. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.
(11)	The stated interest rate represents the weighted average interest rate at October 31, 2024 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.
(12)	Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. At October 31, 2024, the total value of unfunded loan commitments is $2,449,409. See Note 1F for description.
(13)	May be deemed to be an affiliated investment company (see Note 7). The rate shown is the annualized seven-day yield as of October 31, 2024.

Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	302,599,179	EUR	270,766,698	Standard Chartered Bank	11/4/24	$ 8,072,739	$ —
USD	35,035,468	EUR	31,369,000	Australia and New Zealand Banking Group Limited	11/29/24	879,005	—
USD	35,032,115	EUR	31,369,000	Bank of America, N.A.	11/29/24	875,651	—
USD	35,018,162	EUR	31,369,000	Bank of America, N.A.	11/29/24	861,699	—
USD	35,040,293	EUR	31,369,000	State Street Bank and Trust Company	11/29/24	883,829	—
USD	35,027,241	EUR	31,373,316	State Street Bank and Trust Company	11/29/24	866,078	—
USD	27,955,030	GBP	21,166,972	Goldman Sachs International	11/29/24	662,261	—
USD	294,299,947	EUR	270,766,698	Standard Chartered Bank	12/3/24	—	(574,296)
34
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2024
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
EUR	41,000,000	USD	44,672,411	State Street Bank and Trust Company	12/31/24	$ 35,586	$ —
USD	18,388,250	EUR	16,454,000	Goldman Sachs International	12/31/24	446,167	—
USD	18,388,889	EUR	16,454,000	State Street Bank and Trust Company	12/31/24	446,806	—
USD	18,385,265	EUR	16,454,000	State Street Bank and Trust Company	12/31/24	443,183	—
USD	18,009,289	EUR	16,114,069	State Street Bank and Trust Company	12/31/24	437,881	—
						$14,910,885	$(574,296)
Abbreviations:
EURIBOR	– Euro Interbank Offered Rate
OTC	– Over-the-counter
PCL	– Public Company Limited
PIK	– Payment In Kind
SOFR	– Secured Overnight Financing Rate
SONIA	– Sterling Overnight Interbank Average
Currency Abbreviations:
EUR	– Euro
GBP	– British Pound Sterling
USD	– United States Dollar
35
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2024
Statement of Assets and Liabilities

October 31, 2024
Assets
Unaffiliated investments, at value (identified cost $5,244,251,264)	$5,069,589,828
Affiliated investments, at value (identified cost $215,074,105)	212,728,697
Cash	63,383,150
Deposits for derivatives collateral — forward foreign currency exchange contracts	7,774,000
Foreign currency, at value (identified cost $43,247,798)	43,549,917
Interest receivable	30,570,784
Dividends receivable from affiliated investments	720,822
Receivable for investments sold	126,561,077
Receivable for open forward foreign currency exchange contracts	14,910,885
Trustees' deferred compensation plan	315,495
Prepaid upfront fees on notes payable	329,470
Prepaid expenses	14,306
Total assets	$5,570,448,431
Liabilities
Cash collateral due to brokers	$7,774,000
Payable for investments purchased	210,534,177
Payable for open forward foreign currency exchange contracts	574,296
Payable to affiliates:
Investment adviser fee	2,294,340
Trustees' fees	9,042
Trustees' deferred compensation plan	315,495
Accrued expenses	1,816,520
Total liabilities	$223,317,870
Net Assets applicable to investors' interest in Portfolio	$5,347,130,561
36
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2024
Statement of Operations

Year Ended
October 31, 2024
Investment Income
Dividend income	$1,352,349
Dividend income from affiliated investments	7,420,193
Interest income	497,606,230
Other income	4,588,880
Total investment income	$510,967,652
Expenses
Investment adviser fee	$28,063,615
Trustees’ fees and expenses	108,500
Custodian fee	1,112,630
Legal and accounting services	283,322
Interest expense and fees	1,558,654
Miscellaneous	591,311
Total expenses	$31,718,032
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$209,894
Total expense reductions	$209,894
Net expenses	$31,508,138
Net investment income	$479,459,514
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$(174,300,351)
Foreign currency transactions	(1,825,477)
Forward foreign currency exchange contracts	(13,858,849)
Net realized loss	$(189,984,677)
Change in unrealized appreciation (depreciation):
Investments	$254,661,473
Foreign currency	493,702
Forward foreign currency exchange contracts	6,261,460
Net change in unrealized appreciation (depreciation)	$261,416,635
Net realized and unrealized gain	$71,431,958
Net increase in net assets from operations	$550,891,472
37
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2024
Statements of Changes in Net Assets

	Year Ended October 31,
	2024	2023
Increase (Decrease) in Net Assets
From operations:
Net investment income	$479,459,514	$537,269,640
Net realized loss	(189,984,677)	(335,324,412)
Net change in unrealized appreciation (depreciation)	261,416,635	471,089,099
Net increase in net assets from operations	$550,891,472	$673,034,327
Capital transactions:
Contributions	$313,003,430	$308,512,496
Withdrawals	(1,278,538,434)	(3,320,903,248)
Net decrease in net assets from capital transactions	$(965,535,004)	$(3,012,390,752)
Net decrease in net assets	$(414,643,532)	$(2,339,356,425)
Net Assets
At beginning of year	$5,761,774,093	$8,101,130,518
At end of year	$5,347,130,561	$5,761,774,093
38
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2024
Financial Highlights

	Year Ended October 31,
	2024	2023	2022	2021	2020
Ratios/Supplemental Data
Ratios (as a percentage of average daily net assets):(1)
Total expenses	0.57%	0.58%	0.54%	0.56%	0.59%
Net expenses	0.57%(2)	0.58%(2)	0.54%(2)	0.56%	0.59%
Net investment income	8.70%	8.21%	4.39%	3.51%	4.17%
Portfolio Turnover	31%	19%	27%	26%	28%
Total Return	10.49%	10.63%	(3.32)%	7.80%	1.18%
Net assets, end of year (000’s omitted)	$5,347,131	$5,761,774	$8,101,131	$8,986,782	$5,649,501
(1)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
(2)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Portfolio's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022).
39
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2024
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Floating Rate Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2024, Eaton Vance Floating-Rate Fund and Eaton Vance Floating-Rate & High Income Fund held an interest of 86.4% and 13.6%, respectively, in the Portfolio.
The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Senior Loans, for which a valuation is not available or deemed unreliable, are fair valued by the investment adviser utilizing one or more of the valuation techniques described below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.
Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Portfolio’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
40

Eaton Vance
Floating Rate Portfolio
October 31, 2024
Notes to Financial Statements — continued

B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees in connection with investments in senior floating-rate loans may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned and included in Other income on the Statement of Operations. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.
D  Federal Taxes—The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.
As of October 31, 2024, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
F  Unfunded Loan Commitments—The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower's discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2024, the Portfolio had sufficient cash and/or securities to cover these commitments.
G  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
H  Indemnifications—Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.
I  Forward Foreign Currency Exchange Contracts—The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.
J  When-Issued Securities and Delayed Delivery Transactions—The Portfolio may purchase securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract.
41

Eaton Vance
Floating Rate Portfolio
October 31, 2024
Notes to Financial Statements — continued

2  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Portfolio. The investment adviser fee is computed at an annual rate as a percentage of the Portfolio's average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $1 billion	0.5750%
$1 billion but less than $2 billion	0.5250%
$2 billion but less than $5 billion	0.4900%
$5 billion but less than $10 billion	0.4600%
$10 billion but less than $15 billion	0.4350%
$15 billion but less than $20 billion	0.4150%
$20 billion but less than $25 billion	0.4000%
$25 billion and over	0.3900%
For the year ended October 31, 2024, the Portfolio’s investment adviser fee amounted to $28,063,615 or 0.51% of the Portfolio's average daily net assets. The Portfolio may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Portfolio is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Fund. For the year ended October 31, 2024, the investment adviser fee paid was reduced by $209,894 relating to the Portfolio's investment in the Liquidity Fund.
Trustees and officers of the Portfolio who are members of BMR’s organization receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Portfolio are officers of the above organization.
During the year ended October 31, 2024, EVM reimbursed the Portfolio $6,584 for a net realized loss due to a trading error. The amount of the reimbursement had no significant impact on total return.
3  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and including maturities, and principal repayments on Senior Loans, aggregated $1,653,033,278 and $2,231,011,943, respectively, for the year ended October 31, 2024.
4  Federal Income Tax Basis of Investments
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2024, as determined on a federal income tax basis, were as follows:
Aggregate cost	$5,452,329,490
Gross unrealized appreciation	$51,270,204
Gross unrealized depreciation	(221,281,169)
Net unrealized depreciation	$(170,010,965)
5  Financial Instruments
The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for
42

Eaton Vance
Floating Rate Portfolio
October 31, 2024
Notes to Financial Statements — continued

financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2024 is included in the Portfolio of Investments. At October 31, 2024, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.
The Portfolio is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts.
The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio's net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2024, the fair value of derivatives with credit related contingent features in a net liability position was $574,296. At October 31, 2024, there were no assets pledged by the Portfolio for such liability.
The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.
The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2024 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 8) at October 31, 2024.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2024 was as follows:
	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative(2)
Forward foreign currency exchange contracts	$14,910,885	$(574,296)
(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.
(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts.
43

Eaton Vance
Floating Rate Portfolio
October 31, 2024
Notes to Financial Statements — continued

The Portfolio's derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of October 31, 2024.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
Australia and New Zealand Banking Group Limited	$879,005	$ —	$(879,005)	$ —	$ —
Bank of America, N.A.	1,737,350	—	—	(1,737,350)	—
Goldman Sachs International	1,108,428	—	(1,054,442)	—	53,986
Standard Chartered Bank	8,072,739	(574,296)	(4,198,780)	(3,299,663)	—
State Street Bank and Trust Company	3,113,363	—	(1,728,562)	(1,384,801)	—
	$14,910,885	$(574,296)	$(7,860,789)	$(6,421,814)	$53,986

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)
Standard Chartered Bank	$(574,296)	$574,296	$ —	$ —	$ —
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2024 was as follows:
Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)
Forward foreign currency exchange contracts	$(13,858,849)	$6,261,460
(1)	Statement of Operations location: Net realized gain (loss): Forward foreign currency exchange contracts.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation): Forward foreign currency exchange contracts.
The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended October 31, 2024, which is indicative of the volume of this derivative type, was approximately $932,199,000.
44

Eaton Vance
Floating Rate Portfolio
October 31, 2024
Notes to Financial Statements — continued

6  Credit Facility
The Portfolio participates with another portfolio and fund managed by BMR and its affiliates in a $500 million ($600 million prior to March 4, 2024) unsecured credit facility agreement (Agreement) with a group of banks, which is in effect through March 3, 2025. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. At the Portfolio’s option, any loan under the Credit Facility that is made to it will bear interest at a rate equal to (i) the Benchmark Rate (defined below) plus a margin or, (ii) the Base Rate, or (iii) the Overnight Rate plus a margin. Base Rate is the highest of (a) administrative agent’s prime rate, (b) 50 basis points above the Federal Funds rate, (c) the Benchmark Rate plus a margin and (d) 1.00%, in each case as in effect from time to time. The “Overnight Rate” is the greatest of the Benchmark Rate, the Federal Funds rate and 0.00%. “Benchmark Rate” means Term SOFR (defined as the forward-looking Secured Overnight Financing Rate term rate published two U.S. government securities business days prior to the commencement of the applicable interest period plus the Term SOFR Adjustment) for an interest period of one-month’s duration. To the extent that, at any time, the Benchmark Rate is less than 0.00%, the Benchmark Rate shall be deemed to be 0.00% for purposes of the Credit Facility. “Term SOFR Adjustment” means 0.10%. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of each lender’s commitment amount is allocated among the participating portfolios and fund at the end of each quarter. Also included in interest expense and fees on the Statement of Operations is approximately $1,087,000 of amortization of upfront fees paid by the Portfolio in connection with the annual renewal of the Agreement. The unamortized balance of upfront fees at October 31, 2024 is $329,470 and is included in prepaid upfront fees on notes payable in the Statement of Assets and Liabilities. Because the credit facility is not available exclusively to the Portfolio and the maximum amount is capped, it may be unable to borrow some or all of a requested amount at any particular time. The Portfolio did not have any significant borrowings during the year ended October 31, 2024.
7  Affiliated Investments
An affiliated company is a company in which a fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares, or a company that is under common ownership or control with a fund. At October 31, 2024, the value of the Portfolio's investment in affiliated companies and in funds that may be deemed to be affiliated was $212,728,697, which represents 4.0% of the Portfolio's net assets. Transactions in such investments by the Portfolio for the year ended October 31, 2024 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Common Stocks*
IAP Worldwide Services LLC(1)(2)(3)	$ 0	$ —	$ —	$ —	$ —	$ 0	$ —	2,577
Short-Term Investments
Liquidity Fund	143,913,942	1,573,603,918	(1,504,789,163)	—	—	212,728,697	7,420,193	212,728,697
Total				$ —	$ —	$212,728,697	$7,420,193
*	The related industry is the same as the presentation in the Portfolio of Investments.
(1)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 8).
(2)	Non-income producing security.
(3)	A portion of the shares were acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.
8  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
45

Eaton Vance
Floating Rate Portfolio
October 31, 2024
Notes to Financial Statements — continued

At October 31, 2024, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3*	Total
Asset-Backed Securities	$ —	$ 201,386,229	$ —	$ 201,386,229
Common Stocks	682,203	48,406,546	19,386,616	68,475,365
Corporate Bonds	—	433,955,410	—	433,955,410
Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	—	4,334,127,365	31,645,459	4,365,772,824
Warrants	—	—	0	0
Short-Term Investments	212,728,697	—	—	212,728,697
Total Investments	$213,410,900	$5,017,875,550	$51,032,075	$5,282,318,525
Forward Foreign Currency Exchange Contracts	$ —	$ 14,910,885	$ —	$ 14,910,885
Total	$213,410,900	$5,032,786,435	$51,032,075	$5,297,229,410
Liability Description
Forward Foreign Currency Exchange Contracts	$ —	$ (574,296)	$ —	$ (574,296)
Total	$ —	$ (574,296)	$ —	$ (574,296)
*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2024 is not presented.
9  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country, and by acts of terrorism and war. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
Credit Risk
The Portfolio invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.
46

Eaton Vance
Floating Rate Portfolio
October 31, 2024
Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Eaton Vance Floating Rate Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating Rate Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2024, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 18, 2024
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
47

Eaton Vance
Floating-Rate & High Income Fund
October 31, 2024
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 6, 2024, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised of all of the Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings held between April and June 2024, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios, and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other funds, collective investment trusts and institutional accounts) with the same or substantially similar investment objective as the fund and with a significant overlap in holdings based on criteria set by the Board, if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used by the adviser to determine the value of fund assets, including, when necessary, the determination of “fair value” by the adviser in its role as each funds’ valuation designee and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
1    Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report. Eaton Vance Management and Boston Management and Research are referred to collectively as the “adviser.”
48

Eaton Vance
Floating-Rate & High Income Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other funds and investment accounts, as applicable;
•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The personal trading codes of ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, including descriptions of their various compliance programs and their record of compliance and remediation;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund;
• A description of the adviser’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost, and character of the administrative and other non-investment advisory services provided by the adviser and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule), and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates, and other relevant matters;
• The risks that the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 6, 2024 meeting, the Board and its committees received information from portfolio managers and other investment professionals of the adviser and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Board and its committees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the funds, and received and participated in reports and presentations provided by the adviser and sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular video or telephone conferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Kirkland & Ellis LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Floating-Rate & High Income Fund (the “Fund”) and Eaton Vance Management (“EVM”), as well as the investment advisory agreements between each of Eaton Vance Floating Rate
49

Eaton Vance
Floating-Rate & High Income Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

Portfolio and High Income Opportunities Portfolio (the “Portfolios”), which are portfolios in which the Fund is authorized to invest, and Boston Management and Research (“BMR”) (EVM, with respect to the Fund, and BMR, with respect to the Portfolios, are each referred to herein as the “Adviser”), including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Fund and the Portfolios.
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreements for the Fund and the Portfolios, the Board evaluated the nature, extent and quality of services provided to the Fund and to the Portfolios by the applicable Adviser.
The Board considered each Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund and the Portfolios, including the education and experience of the investment professionals who provide services to the Fund and the Portfolios. In particular, the Board considered the abilities and experience of each Adviser’s investment professionals in analyzing special considerations relevant to investing in senior floating rate loans and high yield debt. The Board considered the Adviser’s large group of bank loan investment professionals and other personnel, which includes portfolio managers and analysts, who provide services to the Portfolios. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of each Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund and the Portfolios, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund and the Portfolios, including the provision of administrative services. The Board also considered the business-related and other risks to which each Adviser or its affiliates may be subject in managing the Fund and the Portfolios.
The Board considered the compliance programs of each Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, compliance with policies and procedures, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered relevant examinations of the Adviser and its affiliates by regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by each Adviser, taken as a whole, are appropriate and consistent with the terms of the applicable investment advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2023. In this regard, the Board noted that the performance of the Fund was lower than the median performance of the Fund’s peer group for the three-year period. The Board also noted that the performance of the Fund was lower than its benchmark index for the three-year period. The Board also considered the performance of the underlying Portfolios. On the basis of the foregoing, the performance of the Fund over other periods, and other relevant information provided by the Adviser in response to requests from the Contract Review Committee, the Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Portfolios and by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2023, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered certain factors identified by management in response to inquiries from the Contract Review Committee regarding the Fund’s total expense ratio relative to comparable funds.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by each Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by each Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, to the Portfolios and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services.
50

Eaton Vance
Floating-Rate & High Income Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by each Adviser and its affiliates are not excessive.
The Board also considered direct or indirect fall-out benefits received by each Adviser and its affiliates in connection with their respective relationships with the Fund and the Portfolios, including the benefits of research services that may be available to each Adviser as a result of securities transactions effected for the Fund and the Portfolios and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the applicable Adviser and its affiliates, on the one hand, and the Fund and the Portfolios, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolios increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. To assist in the evaluation of the sharing of any economies of scale, the Board received data showing for recent years, asset levels, Adviser profitability and total expense ratios. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fees, which include breakpoints at several asset levels, will allow the Fund and the Portfolios to continue to benefit from any economies of scale in the future.
51

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EVFHX-NCSR    10.31.24

Eaton Vance
Government Opportunities Fund
Annual Financial Statements and
Additional Information
October 31, 2024

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the prospectus and/or statement of additional information, which can be obtained by calling 1-800-262-1122 or from a financial intermediary. Prospective investors should read the prospectus carefully before investing.

Annual Financial Statements and Additional Information October 31, 2024
Eaton Vance
Government Opportunities Fund

Eaton Vance
Government Opportunities Fund
October 31, 2024
Portfolio of Investments

Asset-Backed Securities — 4.0%
Security	Principal Amount (000's omitted)	Value
CFMT LLC, Series 2023-HB12, Class M4, 4.25%, 4/25/33(1)(2)	$3,490	$ 3,059,473
FMC Issuer Trust-FMSR, Series 2024-FT1, Class A, 6.559%, 9/25/29(1)	3,000	2,983,023
KKR SFR Warehouse Participation, 8.197%, (30-day SOFR Average + 3.50%), 12/13/24(3)	3,363	3,353,448
loanDepot GMSR Master Trust, Series 2018-GT1, Class A, 8.45%, (1 mo. SOFR + 3.664%), 10/16/25(1)(3)	1,000	991,740
NRZ Excess Spread-Collateralized Notes:
Series 2021-FNT1, Class A, 2.981%, 3/25/26(1)	178	172,299
Series 2021-GNT1, Class A, 3.474%, 11/25/26(1)	1,057	1,006,782
Pagaya AI Technology in Housing Trust, Series 2023-1, Class F, 3.60%, 10/25/40(1)	1,000	789,870
STAR Trust, Series 2021-SFR1, Class H, 9.369%, (1 mo. SOFR + 4.564%), 4/17/38(1)(3)	500	474,541
VINE Trust, Series 2023-SFR1, Class E1, 4.75%, 12/17/40(1)	2,000	1,824,767
Total Asset-Backed Securities (identified cost $14,093,787)		$ 14,655,943

Collateralized Mortgage Obligations — 65.0%
Security	Principal Amount (000's omitted)	Value
Angel Oak Mortgage Trust I LLC, Series 2019-1, Class B1, 5.40%, 11/25/48(1)(2)	$1,000	$ 995,613
Cascade MH Asset Trust, Series 2022-MH1, Class A, 4.25% to 7/25/27, 8/25/54(1)(4)	1,311	1,217,447
CFMT LLC, Series 2023-HB11, Class M2, 4.00%, 2/25/37(1)(2)	2,000	1,866,113
Champs Trust:
Series 2024-1, Class A, 8.39%, 7/25/59(1)(2)	3,680	3,801,693
Series 2024-2, Class A, 14.782%, 11/25/59(1)(2)	2,954	3,062,275
CHNGE Mortgage Trust:
Series 2023-1, Class A1, 7.065%, 3/25/58(1)(2)	599	607,320
Series 2023-2, Class A3, 7.436% to 5/25/26, 6/25/58(1)(4)	2,073	2,102,273
Deephaven Residential Mortgage Trust, Series 2020-2, Class B2, 5.788%, 5/25/65(1)(2)	500	501,209
Ellington Financial Mortgage Trust, Series 2022-4, Class A3, 5.90% to 12/25/25, 9/25/67(1)(4)	559	557,586
FARM Mortgage Trust, Series 2023-1, Class B, 3.037%, 3/25/52(1)(2)	3,041	2,264,130
Federal Home Loan Mortgage Corp.:
Series 1822, Class Z, 6.90%, 3/15/26	20	19,731
Series 1829, Class ZB, 6.50%, 3/15/26	0(5)	275
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.: (continued)
Series 1896, Class Z, 6.00%, 9/15/26	$4	$ 3,767
Series 2075, Class PH, 6.50%, 8/15/28	13	13,005
Series 2091, Class ZC, 6.00%, 11/15/28	38	38,203
Series 2102, Class Z, 6.00%, 12/15/28	10	10,141
Series 2115, Class K, 6.00%, 1/15/29	54	54,158
Series 2142, Class Z, 6.50%, 4/15/29	26	25,884
Series 4107, Class SA, 0.00%, (2.506% - 30-day SOFR Average x 0.571, Floor 0.00%), 9/15/42(6)	419	289,644
Series 4107, Class SB, 0.00%, (2.506% - 30-day SOFR Average x 0.571, Floor 0.00%), 9/15/42(6)	208	143,990
Series 4107, Class SC, 0.00%, (2.506% - 30-day SOFR Average x 0.571, Floor 0.00%), 9/15/42(6)	500	345,288
Series 4107, Class SD, 0.00%, (2.506% - 30-day SOFR Average x 0.571, Floor 0.00%), 9/15/42(6)	373	201,342
Series 4204, Class AF, 5.00%, (30-day SOFR Average + 1.114%, Cap 5.00%), 5/15/43(3)	540	484,706
Series 4212, Class NS, 0.00%, (5.263% - 30-day SOFR Average x 1.20, Floor 0.00%), 6/15/43(6)	287	150,691
Series 4259, Class UE, 2.50%, 5/15/43	233	212,214
Series 4623, Class SK, 0.00%, (3.49% - 30-day SOFR Average x 0.714, Floor 0.00%), 10/15/46(6)	259	149,396
Series 4938, Class KZ, 2.50%, 12/25/49	667	369,196
Series 5009, Class ZN, 3.50%, 7/25/50	895	712,790
Series 5028, Class AZ, 2.00%, 10/25/50	223	93,748
Series 5031, Class Z, 2.50%, 10/25/50	1	341
Series 5035, Class AZ, 2.00%, 11/25/50	1,128	537,928
Series 5035, Class ZK, 2.50%, 11/25/50	1,262	745,672
Series 5035, Class ZT, 2.00%, 10/25/50	788	366,666
Series 5039, Class ZJ, 2.00%, 11/25/50	102	43,206
Series 5040, Class TZ, 2.50%, 11/25/50	187	98,310
Series 5042, Class PZ, 2.00%, 11/25/50	2,115	949,420
Series 5071, Class CS, 0.00%, (3.30% - 30-day SOFR Average, Floor 0.00%), 2/25/51(6)	1,266	625,837
Series 5072, Class ZU, 2.50%, 2/25/51	348	184,623
Series 5093, Class Z, 3.00%, 1/25/51	0(5)	38
Series 5101, Class EZ, 2.00%, 3/25/51	558	296,104
Series 5104, Class WZ, 3.00%, 4/25/51	133	86,346
Series 5114, Class ZH, 3.00%, 5/25/51	59	38,993
Series 5123, Class JZ, 2.00%, 7/25/51	112	52,607
Series 5129, Class HZ, 1.25%, 4/25/50	169	68,135
Series 5129, Class TZ, 2.50%, 8/25/51	458	225,279
Series 5131, Class QZ, 3.00%, 7/25/51	281	175,749
Series 5132, Class LZ, 2.50%, 8/25/51	1,028	565,054
Series 5150, Class ZJ, 2.50%, 10/25/51	1,745	1,033,168
Series 5159, Class ZT, 3.00%, 11/25/51	787	517,953
Series 5168, Class MZ, 3.00%, 10/25/51	1,058	681,155
Series 5300, Class EY, 6.00%, 12/25/52	2,000	2,038,820
Series 5324, Class MZ, 6.00%, 7/25/53	3,601	3,651,885

1
See Notes to Financial Statements.

Eaton Vance
Government Opportunities Fund
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.: (continued)
Series 5327, Class B, 6.00%, 8/25/53	$2,350	$ 2,396,101
Series 5381, Class Z, 5.50%, 2/25/54	4,168	3,927,562
Series 5391, Class EZ, 5.50%, 3/25/54	4,149	4,008,290
Series 5453, Class DZ, 5.50%, 9/25/54	4,037	3,855,088
Series 5478, Class SG, (15.51% - 30-day SOFR Average x 2.20), 12/25/54(7)	2,000	2,010,104
Interest Only:(8)
Series 362, Class C12, 4.00%, 12/15/47	1,949	397,646
Series 4749, Class IL, 4.00%, 12/15/47	692	143,220
Series 4756, Class KI, 4.00%, 1/15/48	772	156,383
Series 4768, Class IO, 4.00%, 3/15/48	552	114,303
Series 4772, Class PI, 4.00%, 1/15/48	818	169,458
Series 4966, Class SY, 1.079%, (5.936% - 30-day SOFR Average), 4/25/50(6)	1,967	256,400
Series 5008, Class IE, 2.00%, 9/25/50	4,197	521,329
Series 5010, Class I, 2.00%, 9/25/50	3,148	395,644
Series 5010, Class IN, 2.00%, 9/25/50	2,242	280,083
Series 5010, Class NI, 2.00%, 9/25/50	2,622	330,670
Series 5016, Class UI, 2.00%, 9/25/50	2,555	317,303
Series 5017, Class DI, 2.00%, 9/25/50	4,471	555,280
Series 5024, Class CI, 2.00%, 10/25/50	4,867	612,537
Series 5025, Class GI, 2.00%, 10/25/50	1,075	136,113
Series 5028, Class TI, 2.00%, 10/25/50	1,354	130,159
Series 5038, Class DI, 2.00%, 11/25/50	6,871	860,495
Series 5051, Class S, 0.00%, (3.60% - 30-day SOFR Average, Floor 0.00%), 12/25/50(6)	4,083	121,272
Series 5070, Class CI, 2.00%, 2/25/51	7,660	996,395
Principal Only:(9)
Series 246, Class PO, 0.00%, 5/15/37	1,076	869,925
Series 3435, Class PO, 0.00%, 4/15/38	1,027	823,349
Series 4239, Class OU, 0.00%, 7/15/43	319	176,834
Federal Home Loan Mortgage Corp. STACR REMICS Trust, Series 2019-HQA3, Class B2, 12.471%, (30-day SOFR Average + 7.614%), 9/25/49(1)(3)	1,000	1,140,493
Federal National Mortgage Association:
Series 2000-49, Class A, 8.00%, 3/18/27	9	8,578
Series 2001-81, Class HE, 6.50%, 1/25/32	137	141,413
Series 2012-133, Class WS, 0.00%, (3.696% - 30-day SOFR Average x 0.833, Floor 0.00%), 12/25/42(6)	305	189,000
Series 2012-134, Class ZT, 2.00%, 12/25/42	1,330	1,029,339
Series 2013-6, Class TY, 1.50%, 2/25/43	795	517,660
Series 2013-58, Class SC, 0.00%, (5.828% - 30-day SOFR Average x 1.50, Floor 0.00%), 6/25/43(6)	323	240,463
Series 2020-45, Class MA, 0.00%, (3.108% - 30-day SOFR Average x 0.80, Floor 0.00%), 6/25/43(6)	199	105,584
Series 2020-63, Class ZN, 3.00%, 9/25/50	97	56,676
Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Association: (continued)
Series 2021-3, Class ZH, 2.50%, 2/25/51	$194	$ 98,307
Series 2021-42, Class ZD, 3.00%, 11/25/50	717	457,997
Series 2021-56, Class LZ, 2.50%, 9/25/51	3,224	1,989,440
Series 2021-77, Class WZ, 3.00%, 8/25/50	39	22,601
Series 2023-12, Class LW, 6.00%, 4/25/53	2,000	2,038,669
Series 2023-13, Class LY, 6.00%, 4/25/53	2,000	2,040,329
Series 2023-14, Class EL, 6.00%, 4/25/53(10)	7,000	7,128,175
Interest Only:(8)
Series 2017-66, Class TI, 0.05%, (5.936% - 30-day SOFR Average, Cap 0.05%), 10/25/42(6)	10,690	34,105
Series 2018-21, Class IO, 3.00%, 4/25/48	2,174	351,071
Series 2019-1, Class SA, 0.429%, (5.286% - 30-day SOFR Average), 2/25/49(6)	1,086	53,612
Series 2020-23, Class SP, 1.079%, (5.936% - 30-day SOFR Average), 2/25/50(6)	1,960	257,362
Series 2020-45, Class HI, 2.50%, 7/25/50	2,998	439,362
Series 2020-45, Class IJ, 2.50%, 7/25/50	4,749	688,085
Series 2020-73, Class NI, 2.00%, 10/25/50	679	85,671
Series 2021-3, Class KI, 2.50%, 2/25/51	6,359	961,668
Series 2021-3, Class LI, 2.50%, 2/25/51	6,281	933,296
Series 2021-4, Class AI, 2.00%, 12/25/49	8,740	1,053,813
Series 2021-10, Class EI, 2.00%, 3/25/51	3,568	497,482
Principal Only:(9)
Series 379, Class 1, 0.00%, 5/25/37	691	553,206
Series 2014-9, Class DO, 0.00%, 2/25/43	472	360,324
Series 2014-17, Class PO, 0.00%, 4/25/44	1,001	716,456
Series 2023-55, Class OE, 0.00%, 11/25/53	5,401	4,383,671
Government National Mortgage Association:
Series 2016-168, Class JS, 0.00%, (4.336% - 1 mo. SOFR x 1.16, Floor 0.00%), 11/20/46(6)	32	20,622
Series 2017-137, Class AF, 5.00%, (1 mo. SOFR + 0.614%, Cap 5.00%), 9/20/47(3)	832	805,217
Series 2020-84, Class BZ, 2.50%, 6/20/50	699	368,161
Series 2021-1, Class ZD, 3.00%, 1/20/51	139	102,260
Series 2021-24, Class EZ, 2.50%, 1/20/51	401	214,943
Series 2021-24, Class KZ, 2.50%, 2/20/51	404	243,300
Series 2021-25, Class JZ, 2.50%, 2/20/51	228	110,328
Series 2021-49, Class VZ, 2.50%, 3/20/51	2	1,043
Series 2021-77, Class ZG, 3.00%, 7/20/50	49	27,484
Series 2021-97, Class ZC, 3.00%, 8/20/50	612	389,494
Series 2021-105, Class MZ, 3.00%, 6/20/51	477	294,726
Series 2021-114, Class JZ, 3.00%, 6/20/51	189	112,706
Series 2021-118, Class EZ, 2.50%, 7/20/51	1,197	723,230
Series 2021-121, Class ZE, 2.50%, 7/20/51	37	19,669
Series 2021-131, Class ZN, 3.00%, 7/20/51	311	203,387
Series 2021-136, Class Z, 2.50%, 8/20/51	1,962	1,151,336
Series 2021-137, Class GZ, 2.50%, 8/20/51	2,134	1,284,326

2
See Notes to Financial Statements.

Eaton Vance
Government Opportunities Fund
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Government National Mortgage Association: (continued)
Series 2021-139, Class ZJ, 2.50%, 8/20/51	$1,748	$ 1,041,881
Series 2021-154, Class ZC, 2.50%, 9/20/51	909	537,172
Series 2021-156, Class GZ, 3.00%, 9/20/51	1,724	1,234,989
Series 2021-159, Class ZJ, 2.50%, 9/20/51	1,334	810,292
Series 2021-159, Class ZP, 2.00%, 9/20/51	1,184	677,932
Series 2021-160, Class NZ, 3.00%, 9/20/51	626	360,961
Series 2021-177, Class JZ, 3.00%, 10/20/51	512	340,838
Series 2021-214, Class LZ, 3.00%, 12/20/51	1,089	759,867
Series 2022-173, Class S, 4.802%, (22.733% - 30-day SOFR Average x 3.667), 10/20/52(6)	1,406	1,512,914
Series 2022-189, Class US, 4.802%, (22.733% - 30-day SOFR Average x 3.667), 11/20/52(6)	1,655	1,785,344
Series 2022-195, Class AS, 5.031%, (23.125% - 30-day SOFR Average x 3.70), 11/20/52(6)	903	999,763
Series 2022-197, Class SW, 4.583%, (16.32% - 30-day SOFR Average x 2.40), 11/20/52(6)	1,459	1,459,013
Series 2023-53, Class AL, 5.50%, 4/20/53(10)	4,000	3,949,659
Series 2023-53, Class SE, 4.619%, (22.55% - 30-day SOFR Average x 3.667), 4/20/53(6)	2,332	2,453,298
Series 2023-63, Class LB, 6.00%, 5/20/53(10)	3,000	3,058,148
Series 2023-63, Class S, 4.619%, (22.55% - 30-day SOFR Average x 3.667), 5/20/53(6)	1,588	1,667,586
Series 2023-64, Class LB, 6.00%, 5/20/53	1,224	1,247,518
Series 2023-65, Class G, 4.619%, (22.55% - 30-day SOFR Average x 3.667), 5/20/53(6)	1,773	1,906,490
Series 2023-65, Class SB, 4.619%, (22.55% - 30-day SOFR Average x 3.667), 5/20/53(6)	1,695	1,784,591
Series 2023-66, Class S, 4.619%, (22.55% - 30-day SOFR Average x 3.667), 5/20/53(6)	798	837,890
Series 2023-82, Class AL, 6.00%, 6/20/53(10)	6,000	6,080,409
Series 2023-84, Class MW, 6.00%, 6/20/53(10)	3,500	3,567,623
Series 2023-84, Class SN, 4.44%, (22.387% - 30-day SOFR Average x 3.67), 6/20/53(6)	1,598	1,670,384
Series 2023-96, Class BL, 6.00%, 7/20/53(10)	2,500	2,553,101
Series 2023-96, Class DB, 6.00%, 7/20/53(10)	2,500	2,548,524
Series 2023-97, Class CB, 6.00%, 7/20/53(10)	3,000	3,059,716
Series 2023-98, Class BW, 6.00%, 7/20/53	1,500	1,531,671
Series 2023-98, Class JB, 6.00%, 7/20/53(10)	3,000	3,063,429
Series 2023-99, Class AL, 6.00%, 7/20/53(10)	4,000	4,077,801
Series 2023-117, Class JB, 6.00%, 8/20/53	2,000	2,031,905
Series 2023-150, Class AS, 8.70%, (27.528% - 30-day SOFR Average x 3.85), 10/20/53(6)	1,902	2,119,623
Series 2023-164, Class EL, 6.00%, 11/20/53(10)	5,000	5,098,439
Series 2023-164, Class LD, 6.50%, 11/20/53(10)	4,778	4,984,773
Series 2023-165, Class DY, 6.00%, 11/20/53(10)	10,000	10,214,615
Series 2023-165, Class EY, 6.50%, 11/20/53(10)	19,000	19,829,442
Series 2023-173, Class AX, 6.00%, 11/20/53(10)	5,000	5,150,793
Series 2023-182, Class EL, 6.00%, 12/20/53	2,500	2,549,246
Security	Principal Amount (000's omitted)	Value
Government National Mortgage Association: (continued)
Series 2024-148, Class LZ, 5.50%, 9/20/54	$2,009	$ 1,952,219
Interest Only:(8)
Series 2013-66, Class IE, 0.05%, (6.636% - 1 mo. SOFR x 1.00, Cap 0.05%), 7/20/42(6)	5,848	13,769
Series 2014-94, Class IC, 0.10%, (6.286% - 1 mo. SOFR x 1.00, Cap 0.10%), 9/20/35(6)	8,246	33,489
Series 2014-100, Class VI, 0.15%, (6.486% - 1 mo. SOFR x 1.00, Cap 0.15%), 5/20/40(6)	3,497	17,037
Series 2014-139, Class BI, 0.25%, (6.536% - 1 mo. SOFR x 1.00, Cap 0.25%), 11/20/37(6)	3,198	21,756
Series 2018-127, Class SG, 1.376%, (6.136% - 1 mo. SOFR), 9/20/48(6)	2,615	275,449
Series 2019-27, Class SA, 1.176%, (5.936% - 1 mo. SOFR), 2/20/49(6)	1,847	194,721
Series 2019-38, Class SQ, 1.176%, (5.936% - 1 mo. SOFR), 3/20/49(6)	2,352	234,625
Series 2019-43, Class BS, 1.176%, (5.936% - 1 mo. SOFR), 4/20/49(6)	3,009	319,981
Series 2020-32, Class KI, 3.50%, 3/20/50	3,317	559,864
Series 2020-65, Class MI, 2.50%, 12/20/49	2,640	324,975
Series 2020-97, Class MI, 2.50%, 3/20/50	1,690	219,978
Series 2020-146, Class IQ, 2.00%, 10/20/50	9,684	1,164,389
Series 2020-146, Class QI, 2.00%, 10/20/50	5,138	608,722
Series 2020-149, Class NI, 2.50%, 10/20/50	10,056	1,359,754
Series 2020-165, Class UI, 2.00%, 11/20/50	4,215	486,107
Series 2020-167, Class KI, 2.00%, 11/20/50	6,599	791,465
Series 2020-167, Class YI, 2.00%, 11/20/50	5,354	652,718
Series 2020-173, Class DI, 2.00%, 11/20/50	7,969	963,802
Series 2020-181, Class TI, 2.00%, 12/20/50	13,628	1,579,637
Series 2021-23, Class TI, 2.50%, 2/20/51	6,430	910,244
Series 2021-56, Class SD, 0.00%, (2.30% - 30-day SOFR Average, Floor 0.00%), 9/20/50(6)	4,076	47,619
Series 2021-114, Class MI, 3.00%, 6/20/51	4,491	755,950
Series 2021-122, Class NI, 3.00%, 7/20/51	3,088	503,327
Series 2021-125, Class SA, 0.00%, (3.636% - 1 mo. SOFR, Floor 0.00%), 7/20/51(6)	3,746	101,716
Series 2021-131, Class QI, 3.00%, 7/20/51	5,848	796,431
Series 2021-140, Class YS, 0.00%, (1.586% - 1 mo. SOFR, Floor 0.00%), 8/20/51(6)	3,138	20,760
Series 2021-175, Class AS, 0.00%, (1.686% - 1 mo. SOFR, Floor 0.00%), 10/20/51(6)	16,173	112,894
Series 2021-175, Class SB, 0.00%, (1.686% - 1 mo. SOFR, Floor 0.00%), 10/20/51(6)	8,183	56,713
Series 2021-193, Class IU, 3.00%, 11/20/49	12,560	1,766,093
Series 2021-193, Class YS, 0.00%, (2.45% - 30-day SOFR Average, Floor 0.00%), 11/20/51(6)	7,750	86,584
Series 2021-196, Class GI, 3.00%, 11/20/51	5,864	911,264
Series 2022-119, Class CS, 0.00%, (3.00% - 30-day SOFR Average, Floor 0.00%), 7/20/52(6)	41,753	328,770

3
See Notes to Financial Statements.

Eaton Vance
Government Opportunities Fund
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Interest Only: (continued)
Series 2022-126, Class AS, 0.00%, (3.69% - 30-day SOFR Average, Floor 0.00%), 7/20/52(6)	$12,451	$ 195,837
Series 2022-135, Class SA, 0.00%, (3.00% - 30-day SOFR Average, Floor 0.00%), 6/20/52(6)	17,027	149,274
Series 2023-13, Class SA, 0.51%, (5.40% - 30-day SOFR Average), 1/20/53(6)	4,761	147,744
Series 2023-19, Class SD, 1.41%, (6.30% - 30-day SOFR Average), 2/20/53(6)	3,726	192,963
Series 2023-20, Class HS, 1.41%, (6.30% - 30-day SOFR Average), 2/20/53(6)	3,946	203,470
Series 2023-22, Class ES, 1.41%, (6.30% - 30-day SOFR Average), 2/20/53(6)	5,964	307,466
Series 2023-22, Class SA, 0.81%, (5.70% - 30-day SOFR Average), 2/20/53(6)	2,981	101,022
Series 2023-24, Class SB, 0.26%, (5.15% - 30-day SOFR Average), 2/20/53(6)	11,927	351,506
Series 2023-24, Class SG, 1.41%, (6.30% - 30-day SOFR Average), 2/20/53(6)	5,964	307,466
Series 2023-32, Class SA, 1.41%, (6.30% - 30-day SOFR Average), 2/20/53(6)	11,182	576,500
Series 2023-38, Class LS, 1.41%, (6.30% - 30-day SOFR Average), 3/20/53(6)	3,765	190,267
Series 2023-47, Class HS, 1.41%, (6.30% - 30-day SOFR Average), 3/20/53(6)	1,243	62,788
Series 2023-47, Class SC, 1.36%, (6.25% - 30-day SOFR Average), 3/20/53(6)	1,878	93,674
Series 2023-89, Class SE, 1.16%, (6.05% - 30-day SOFR Average), 6/20/53(6)	27,660	1,574,894
Series 2024-64, Class EI, 6.50%, 4/20/64	6,732	966,424
JPM Lending Facility, 11.90%, (SOFR + 7.00%), 7/15/29(3)	2,888	2,885,785
LHOME Mortgage Trust, Series 2023-RTL2, Class A1, 8.00% to 1/25/26, 6/25/28(1)(4)	1,050	1,066,409
MFRA Trust, Series 2023-NQM1, Class A2, 5.75% to 1/25/26, 11/25/67(1)(4)	501	502,817
NYMT Loan Trust, Series 2024-BPL1, Class A1, 7.154% to 7/25/26, 2/25/29(1)(4)	2,000	2,025,095
PNMAC GMSR Issuer Trust, Series 2022-GT1, Class A, 9.107%, (30-day SOFR Average + 4.25%), 5/25/27(1)(3)	500	507,799
Radnor RE Ltd., Series 2022-1, Class M1A, 8.607%, (30-day SOFR Average + 3.75%), 9/25/32(1)(3)	1,177	1,187,811
Unison Trust, Series 2021-1, Class A, 4.50%, 4/25/50(1)(2)	8,448	7,952,254
Total Collateralized Mortgage Obligations (identified cost $260,578,049)		$ 240,764,927

Government National Mortgage Association Participation Agreements — 4.5%
Security	Principal Amount (000's omitted)	Value
Government National Mortgage Association Participation Agreements:
6.672%, 1/1/59(11)	$2,664	$ 2,677,511
7.35%, 9/15/25(11)	14,098	14,169,677
Total Government National Mortgage Association Participation Agreements (identified cost $16,285,222)		$ 16,847,188

U.S. Department of Agriculture Loans — 7.2%
Security	Principal Amount (000's omitted)	Value
USDA Guaranteed Loans:
7.50%, (U.S. (Fed) Prime Rate - 0.50%), 2/16/43(3)	$11,098	$ 11,098,596
7.50%, (U.S. (Fed) Prime Rate - 0.50%), 2/16/43(3)	4,003	4,003,203
7.50%, (U.S. (Fed) Prime Rate - 0.50%), 2/16/43(3)	11,389	11,390,828
Total U.S. Department of Agriculture Loans (identified cost $26,489,912)		$ 26,492,627

U.S. Government Agency Commercial Mortgage-Backed Securities — 0.7%
Security	Principal Amount (000's omitted)	Value
FRESB Mortgage Trust:
Interest Only:(8) Series 2021-SB91, Class X1, 0.562%, 8/25/41(2)	$4,558	$ 120,767
Government National Mortgage Association:
Interest Only:(8)
Series 2021-101, Class IO, 0.676%, 4/16/63(2)	8,746	446,619
Series 2021-132, Class IO, 0.72%, 4/16/63(2)	8,501	452,604
Series 2021-144, Class IO, 0.821%, 4/16/63(2)	8,382	497,699
Series 2021-186, Class IO, 0.764%, 5/16/63(2)	9,327	514,914
Series 2022-3, Class IO, 0.64%, 2/16/61(2)	9,486	465,954
Total U.S. Government Agency Commercial Mortgage-Backed Securities (identified cost $3,151,314)		$ 2,498,557

U.S. Government Agency Mortgage-Backed Securities — 72.2%
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.:
4.50%, with maturity at 2035	$496	$ 484,864

4
See Notes to Financial Statements.

Eaton Vance
Government Opportunities Fund
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.: (continued)
4.528%, (COF + 1.254%), with maturity at 2034(12)	$49	$ 47,859
4.616%, (COF + 1.253%), with maturity at 2035(12)	148	144,175
5.00%, with maturity at 2052(10)	4,836	4,654,152
5.50%, with various maturities to 2052	1,633	1,625,121
5.50%, with maturity at 2053(10)	1,673	1,668,557
6.00%, with various maturities to 2053	3,560	3,599,718
6.00%, with maturity at 2052(10)	844	854,210
6.50%, with various maturities to 2053	1,203	1,240,626
6.664%, (1 yr. CMT + 2.248%), with maturity at 2038(12)	292	296,793
6.753%, (1 yr. CMT + 2.238%), with maturity at 2036(12)	335	339,717
7.00%, with maturity at 2025	1	1,285
8.50%, with maturity at 2025	0(5)	65
9.00%, with various maturities to 2027	0(5)	173
Federal National Mortgage Association:
4.50%, with various maturities to 2052	763	729,097
4.509%, (COF + 1.25%), with maturity at 2026(12)	42	41,817
4.513%, (COF + 1.254%), with maturity at 2034(12)	131	127,198
4.513%, (COF + 1.273%), with maturity at 2033(12)	154	149,966
4.524%, (COF + 1.25%), with maturity at 2025(12)	1	908
4.528%, (COF + 1.254%), with maturity at 2034(12)	18	17,284
4.532%, (COF + 1.254%), with maturity at 2035(12)	37	36,635
4.539%, (COF + 1.299%), with maturity at 2033(12)	89	86,403
4.546%, (COF + 1.30%), with maturity at 2035(12)	76	73,748
4.666%, (COF + 1.261%), with maturity at 2036(12)	79	77,034
4.771%, (COF + 1.259%), with maturity at 2036(12)	19	18,711
4.798%, (COF + 1.317%), with maturity at 2036(12)	134	130,059
5.00%, with maturity at 2027	17	16,634
5.154%, (COF + 1.741%), with maturity at 2035(12)	325	319,707
5.263%, (COF + 1.864%), with maturity at 2034(12)	104	102,592
5.483%, (COF + 1.812%), with maturity at 2036(12)	1,480	1,455,120
5.50%, with various maturities to 2052	3,985	3,971,313
5.545%, (COF + 2.295%), with maturity at 2027(12)	18	18,149
6.00%, with various maturities to 2053(10)	5,064	5,128,247
6.00%, with various maturities to 2053	2,176	2,197,931
Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Association: (continued)
6.212%, (1yr. MTA + 1.167%), with maturity at 2044(12)	$144	$ 143,310
6.50%, with various maturities to 2053	5,935	6,093,227
6.814%, (1 yr. CMT + 2.089%), with maturity at 2040(12)	145	146,760
8.109%, with maturity at 2030	0(5)	248
8.50%, with maturity at 2037	33	34,399
9.00%, with maturity at 2025	3	2,641
9.50%, with various maturities to 2030	0(5)	578
Government National Mortgage Association:
3.50%, with maturity at 2050	443	400,647
3.75%, (1 yr. CMT + 1.50%), with maturity at 2027(12)	25	25,362
4.00%, with various maturities to 2049	1,131	1,057,976
4.00%, (1 yr. CMT + 1.50%), with maturity at 2026(12)	19	18,799
4.50%, with various maturities to 2049	357	342,621
5.00%, with various maturities to 2052	918	903,899
5.00%, with various maturities to 2052(10)	8,616	8,453,663
5.50%, with various maturities to 2063	31,070	31,150,488
5.50%, with various maturities to 2062(10)	6,849	6,851,569
6.00%, with various maturities to 2063	44,994	45,799,145
6.00%, with various maturities to 2053(10)	8,561	8,725,558
6.50%, with various maturities to 2063(10)	15,782	16,211,505
6.50%, with various maturities to 2063	17,345	17,706,235
7.00%, with various maturities to 2063	15,975	16,402,604
7.00%, with various maturities to 2053(10)	4,146	4,318,382
7.50%, with various maturities to 2054	2,745	2,800,955
9.50%, with maturity at 2025	0(5)	374
Uniform Mortgage-Backed Security:
5.00%, 30-Year, TBA(13)	15,000	14,579,297
5.50%, 30-Year, TBA(13)	15,300	15,155,965
6.00%, 30-Year, TBA(13)	40,000	40,262,498
Total U.S. Government Agency Mortgage-Backed Securities (identified cost $269,786,013)		$ 267,244,573

5
See Notes to Financial Statements.

Eaton Vance
Government Opportunities Fund
October 31, 2024
Portfolio of Investments — continued

U.S. Government Guaranteed Small Business Administration Loans — 0.1%
Security	Principal Amount (000's omitted)	Value
SBA IO Trust:
Interest Only:(14)(15)
Series 2018-4, Class A, 1.537%, 2/25/44(1)	$14,377	$ 524,674
Total U.S. Government Guaranteed Small Business Administration Loans (identified cost $4,069,794)		$ 524,674

Short-Term Investments — 1.1%
Affiliated Fund — 0.9%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.78%(16)	3,509,560	$ 3,509,560
Total Affiliated Fund (identified cost $3,509,560)		$ 3,509,560

U.S. Treasury Obligations — 0.2%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bills, 0.00%, 12/5/24(17)	$592	$ 589,034
Total U.S. Treasury Obligations (identified cost $588,995)		$ 589,034
Total Short-Term Investments (identified cost $4,098,555)		$ 4,098,594
Total Investments — 154.8% (identified cost $598,552,646)		$ 573,127,083

TBA Sale Commitments — (15.0)%
U.S. Government Agency Mortgage-Backed Securities — (15.0)%
Security	Principal Amount (000's omitted)	Value
Government National Mortgage Association:
6.50%, 30-Year, TBA(13)	$ (39,370)	$ (40,033,508)
Security	Principal Amount (000's omitted)	Value
Government National Mortgage Association: (continued)
7.00%, 30-Year, TBA(13)	$ (15,000)	$ (15,343,942)
Total U.S. Government Agency Mortgage-Backed Securities (proceeds $55,716,805)		$ (55,377,450)
Total TBA Sale Commitments (proceeds $55,716,805)		$ (55,377,450)
Other Assets, Less Liabilities — (39.8)%		$(147,611,697)
Net Assets — 100.0%		$ 370,137,936
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2024, the aggregate value of these securities is $43,185,506 or 11.7% of the Fund's net assets.
(2)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2024.
(3)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2024.
(4)	Step coupon security. Interest rate represents the rate in effect at October 31, 2024.
(5)	Principal amount is less than $500.
(6)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2024.
(7)	When-issued, inverse floating-rate security whose interest rate will be determined after October 31, 2024.
(8)	Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.
(9)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.
(10)	Security (or a portion thereof) has been pledged for the benefit of the counterparty for reverse repurchase agreements.
(11)	Represents a participation interest, through a participation agreement with a financial institution, in mortgage loans guaranteed by Government National Mortgage Association.
(12)	Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at October 31, 2024.

6
See Notes to Financial Statements.

Eaton Vance
Government Opportunities Fund
October 31, 2024
Portfolio of Investments — continued

(13)	TBA (To Be Announced) securities are purchased or sold on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount, which is not expected to differ significantly from the commitment amount, and maturity date are determined upon settlement.
(14)	Interest only security that entitles the holder to receive only a portion of the interest payments on the underlying loans. Principal amount shown is the notional amount of the underlying loans on which coupon interest is calculated.
(15)	The stated interest rate represents the weighted average fixed interest rate at October 31, 2024 of all interest only securities comprising the trust.
(16)	May be deemed to be an affiliated investment company (see Note 11). The rate shown is the annualized seven-day yield as of October 31, 2024.
(17)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. 2-Year Treasury Note	501	Long	12/31/24	$103,178,601	$ (87,077)
U.S. 5-Year Treasury Note	2,784	Long	12/31/24	298,540,500	(7,005,644)
U.S. Long Treasury Bond	(513)	Short	12/19/24	(60,517,969)	2,344,114
U.S. Ultra-Long Treasury Bond	(64)	Short	12/19/24	(8,040,000)	517,174
					$(4,231,433)
Interest Rate Swaps (Centrally Cleared)
Notional Amount (000's omitted)		Fund Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
USD	16,000	Receives	SOFR (pays annually)	1.92% (pays annually)	4/8/52	$5,222,313	$ —	$5,222,313
Total						$5,222,313	$ —	$5,222,313
Credit Default Swaps - Sell Protection (OTC)
Reference Entity	Counterparty	Notional Amount* (000's omitted)	Contract Annual Fixed Rate**	Current Market Annual Fixed Rate***	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
U.S. Single Family Rental	Goldman Sachs International	$823	7.85% (pays annually)(1)	8.21%	3/18/28	$1,493	$1,791	$3,284
Total		$823				$1,493	$1,791	$3,284

7
See Notes to Financial Statements.

Eaton Vance
Government Opportunities Fund
October 31, 2024
Portfolio of Investments — continued

*	If the Fund is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Fund could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2024, such maximum potential amount for all open credit default swaps in which the Fund is the seller was $823,000.
**	The contract annual fixed rate represents the fixed rate of interest received by the Fund (as a seller of protection) or paid by the Fund (as a buyer of protection) on the notional amount of the credit default swap contract.
***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.
(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.
Abbreviations:
CMT	– Constant Maturity Treasury
COF	– Cost of Funds 11th District
MTA	– Monthly Treasury Average
OTC	– Over-the-counter
SOFR	– Secured Overnight Financing Rate
STACR	– Structured Agency Credit Risk
TBA	– To Be Announced
Currency Abbreviations:
USD	– United States Dollar
8
See Notes to Financial Statements.

Eaton Vance
Government Opportunities Fund
October 31, 2024
Statement of Assets and Liabilities

October 31, 2024
Assets
Unaffiliated investments, at value (identified cost $595,043,086)	$569,617,523
Affiliated investments, at value (identified cost $3,509,560)	3,509,560
Cash	42,170
Deposits for reverse repurchase agreements	2,200,000
Deposits for forward commitment securities	270,000
Deposits for derivatives collateral:
Futures contracts	2,732,785
Centrally cleared swap contracts	1,255,475
Interest receivable	3,200,986
Dividends receivable from affiliated investments	11,270
Receivable for investments sold	76,686
Receivable for TBA sale commitments	55,716,805
Receivable for Fund shares sold	645,511
Receivable for variation margin on open centrally cleared swap contracts	60,004
Receivable for open swap contracts	3,284
Receivable from affiliates	6,815
Trustees' deferred compensation plan	165,794
Total assets	$639,514,668
Liabilities
Payable for reverse repurchase agreements, including accrued interest of $658,648	$138,874,128
Payable for when-issued/forward commitment securities	73,212,195
TBA sale commitments, at value (proceeds receivable $55,716,805)	55,377,450
Payable for Fund shares redeemed	754,228
Payable for variation margin on open futures contracts	382,594
Upfront receipts on open OTC swap contracts	1,791
Distributions payable	55,855
Payable to affiliates:
Investment adviser fee	206,520
Distribution and service fees	40,780
Trustees' fees	2,361
Trustees' deferred compensation plan	165,794
Accrued expenses	303,036
Total liabilities	$269,376,732
Net Assets	$370,137,936
Sources of Net Assets
Paid-in capital	$493,767,857
Accumulated loss	(123,629,921)
Net Assets	$370,137,936
Class A Shares
Net Assets	$106,830,972
Shares Outstanding	20,371,879
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$5.24
Maximum Offering Price Per Share (100 ÷ 96.75 of net asset value per share)	$5.42
Class C Shares
Net Assets	$6,309,512
Shares Outstanding	1,204,907
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$5.24
9
See Notes to Financial Statements.

Eaton Vance
Government Opportunities Fund
October 31, 2024
Statement of Assets and Liabilities — continued

October 31, 2024
Class I Shares
Net Assets	$228,120,240
Shares Outstanding	43,521,665
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$5.24
Class R Shares
Net Assets	$28,877,212
Shares Outstanding	5,527,149
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$5.22
On sales of $100,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
10
See Notes to Financial Statements.

Eaton Vance
Government Opportunities Fund
October 31, 2024
Statement of Operations

Year Ended
October 31, 2024
Investment Income
Dividend income from affiliated investments	$253,620
Interest income	27,463,186
Total investment income	$27,716,806
Expenses
Investment adviser fee	$2,500,700
Distribution and service fees:
Class A	269,948
Class C	60,075
Class R	158,856
Trustees’ fees and expenses	25,259
Custodian fee	171,217
Transfer and dividend disbursing agent fees	313,244
Legal and accounting services	123,812
Printing and postage	90,564
Registration fees	80,276
Interest expense and fees	6,659,953
Miscellaneous	24,382
Total expenses	$10,478,286
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$258,569
Total expense reductions	$258,569
Net expenses	$10,219,717
Net investment income	$17,497,089
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$(13,798,397)
Written swaptions	361,169
Futures contracts	2,125,360
Swap contracts	8,703,447
Net realized loss	$(2,608,421)
Change in unrealized appreciation (depreciation):
Investments	$37,196,970
Written swaptions	(340,677)
TBA sale commitments	398,376
Futures contracts	(3,548,201)
Swap contracts	(15,393,986)
Net change in unrealized appreciation (depreciation)	$18,312,482
Net realized and unrealized gain	$15,704,061
Net increase in net assets from operations	$33,201,150
11
See Notes to Financial Statements.

Eaton Vance
Government Opportunities Fund
October 31, 2024
Statements of Changes in Net Assets

	Year Ended October 31,
	2024	2023
Increase (Decrease) in Net Assets
From operations:
Net investment income	$17,497,089	$18,235,802
Net realized loss	(2,608,421)	(12,341,093)
Net change in unrealized appreciation (depreciation)	18,312,482	(14,494,901)
Net increase (decrease) in net assets from operations	$33,201,150	$(8,600,192)
Distributions to shareholders:
Class A	$(5,516,424)	$(6,458,487)
Class C	(264,877)	(285,558)
Class I	(12,812,887)	(13,382,177)
Class R	(1,547,250)	(1,930,264)
Total distributions to shareholders	$(20,141,438)	$(22,056,486)
Tax return of capital to shareholders:
Class A	$(568,326)	$(421,962)
Class C	(27,510)	(18,768)
Class I	(1,285,460)	(898,156)
Class R	(158,095)	(124,804)
Total tax return of capital to shareholders	$(2,039,391)	$(1,463,690)
Transactions in shares of beneficial interest:
Class A	$(3,307,601)	$(19,573,857)
Class C	253,248	(570,960)
Class I	(42,371,836)	50,888,858
Class R	(4,446,224)	(11,035,743)
Net increase (decrease) in net assets from Fund share transactions	$(49,872,413)	$19,708,298
Net decrease in net assets	$(38,852,092)	$(12,412,070)
Net Assets
At beginning of year	$408,990,028	$421,402,098
At end of year	$370,137,936	$408,990,028
12
See Notes to Financial Statements.

Eaton Vance
Government Opportunities Fund
October 31, 2024
Statement of Cash Flows

Year Ended
October 31, 2024
Cash Flows From Operating Activities
Net increase in net assets from operations	$33,201,150
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Investments purchased	(2,489,438,105)
Investments sold	2,451,547,533
Decrease in short-term investments, net	514,351
Net amortization/accretion of premium (discount)	4,726,753
Increase in interest receivable	(365,563)
Decrease in dividends receivable from affiliated investments	32,940
Decrease in receivable for variation margin on open centrally cleared derivatives	412,005
Increase in receivable for open swap contracts	(3,284)
Increase in Trustees’ deferred compensation plan	(18,374)
Increase in receivable from affiliates	(6,815)
Decrease in cash collateral due to brokers	(1,699,000)
Decrease in written swaptions outstanding	(20,933)
Decrease in payable for variation margin on open futures contracts	(1,026,498)
Increase in upfront receipts on open OTC swap contracts	1,791
Decrease in payable to affiliates for investment adviser fee	(23,241)
Decrease in payable to affiliates for Trustees' fees	(65)
Decrease in payable to affiliates for distribution and service fees	(2,765)
Increase in payable to affiliates for Trustees' deferred compensation plan	18,374
Decrease in payable to affiliates for other	(8,492)
Decrease in accrued interest on reverse repurchase agreements	(14,932)
Increase in accrued expenses	8,529
Net change in unrealized (appreciation) depreciation from investments, including TBA Sale Commitments	(37,595,346)
Net realized loss from investments	13,798,397
Net cash used in operating activities	$(25,961,590)
Cash Flows From Financing Activities
Cash distributions paid	$(916,878)
Proceeds from Fund shares sold	111,139,661
Fund shares redeemed	(182,783,448)
Proceeds from reverse repurchase agreements	514,023,172
Repayments from reverse repurchase agreements	(421,639,146)
Decrease in due to custodian	(457,792)
Net cash provided by financing activities	$19,365,569
Net decrease in cash and restricted cash	$(6,596,021)
Cash and restricted cash at beginning of year	$13,096,451
Cash and restricted cash at end of year	$6,500,430
Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$21,297,012
Cash paid for interest and fees on borrowings	6,674,244
13
See Notes to Financial Statements.

Eaton Vance
Government Opportunities Fund
October 31, 2024
Statement of Cash Flows — continued

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of such amounts shown on the Statement of Cash Flows.

October 31, 2024
Cash	$42,170
Deposits for derivatives collateral:
Futures contracts	2,732,785
Centrally cleared swap contracts	1,255,475
Deposits for reverse repurchase agreements	2,200,000
Deposits for forward commitment securities	270,000
Total cash and restricted cash as shown on the Statement of Cash Flows	$6,500,430
14
See Notes to Financial Statements.

Eaton Vance
Government Opportunities Fund
October 31, 2024
Financial Highlights

	Class A
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$5.12	$5.51	$6.03	$6.18	$6.07
Income (Loss) From Operations
Net investment income(1)	$0.24	$0.23	$0.12	$0.12	$0.07
Net realized and unrealized gain (loss)	0.18	(0.33)	(0.51)	(0.16)	0.19
Total income (loss) from operations	$0.42	$(0.10)	$(0.39)	$(0.04)	$0.26
Less Distributions
From net investment income	$(0.27)	$(0.28)	$(0.12)	$(0.11)	$(0.15)
Tax return of capital	(0.03)	(0.01)	(0.01)	—	—
Total distributions	$(0.30)	$(0.29)	$(0.13)	$(0.11)	$(0.15)
Net asset value — End of year	$5.24	$5.12	$5.51	$6.03	$6.18
Total Return(2)	8.27%	(1.89)%	(6.63)%	(0.66)%	4.40%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$106,831	$107,556	$136,321	$163,208	$158,552
Ratios (as a percentage of average daily net assets):(3)
Total expenses	2.85%(4)	1.43%(4)	1.10%	1.07%	1.14%(4)
Net expenses	2.78%(4)(5)	1.38%(4)(5)	1.05%(5)	1.05%	1.11%(4)
Net investment income	4.44%	4.18%	2.06%	1.91%	1.20%
Portfolio Turnover(6)	489%	604%	796%	335%	180%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes interest expense, including on reverse repurchase agreements, of 1.73%, 0.33% and 0.03% of average daily net assets for the years ended October 31, 2024, 2023 and 2020, respectively.
(5)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005%, less than 0.01% and less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022, respectively).
(6)	Includes the effect of To Be Announced (TBA) transactions.
15
See Notes to Financial Statements.

Eaton Vance
Government Opportunities Fund
October 31, 2024
Financial Highlights — continued

	Class C
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$5.11	$5.50	$6.02	$6.17	$6.06
Income (Loss) From Operations
Net investment income(1)	$0.20	$0.19	$0.07	$0.07	$0.03
Net realized and unrealized gain (loss)	0.19	(0.33)	(0.51)	(0.16)	0.19
Total income (loss) from operations	$0.39	$(0.14)	$(0.44)	$(0.09)	$0.22
Less Distributions
From net investment income	$(0.24)	$(0.23)	$(0.07)	$(0.06)	$(0.11)
Tax return of capital	(0.02)	(0.02)	(0.01)	—	—
Total distributions	$(0.26)	$(0.25)	$(0.08)	$(0.06)	$(0.11)
Net asset value — End of year	$5.24	$5.11	$5.50	$6.02	$6.17
Total Return(2)	7.65%	(2.64)%	(7.34)%	(1.41)%	3.63%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$6,310	$5,942	$6,980	$11,756	$24,969
Ratios (as a percentage of average daily net assets):(3)
Total expenses	3.60%(4)	2.19%(4)	1.85%	1.82%	1.89%(4)
Net expenses	3.53%(4)(5)	2.14%(4)(5)	1.80%(5)	1.80%	1.86%(4)
Net investment income	3.70%	3.43%	1.25%	1.17%	0.49%
Portfolio Turnover(6)	489%	604%	796%	335%	180%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes interest expense, including on reverse repurchase agreements, of 1.73%, 0.33% and 0.03% of average daily net assets for the years ended October 31, 2024, 2023 and 2020, respectively.
(5)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005%, less than 0.01% and less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022, respectively).
(6)	Includes the effect of To Be Announced (TBA) transactions.
16
See Notes to Financial Statements.

Eaton Vance
Government Opportunities Fund
October 31, 2024
Financial Highlights — continued

	Class I
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$5.12	$5.51	$6.03	$6.17	$6.06
Income (Loss) From Operations
Net investment income(1)	$0.25	$0.24	$0.13	$0.14	$0.09
Net realized and unrealized gain (loss)	0.18	(0.32)	(0.51)	(0.15)	0.19
Total income (loss) from operations	$0.43	$(0.08)	$(0.38)	$(0.01)	$0.28
Less Distributions
From net investment income	$(0.28)	$(0.29)	$(0.13)	$(0.13)	$(0.17)
Tax return of capital	(0.03)	(0.02)	(0.01)	—	—
Total distributions	$(0.31)	$(0.31)	$(0.14)	$(0.13)	$(0.17)
Net asset value — End of year	$5.24	$5.12	$5.51	$6.03	$6.17
Total Return(2)	8.56%	(1.63)%	(6.40)%	(0.25)%	4.66%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$228,120	$263,008	$231,855	$222,307	$213,869
Ratios (as a percentage of average daily net assets):(3)
Total expenses	2.60%(4)	1.20%(4)	0.85%	0.82%	0.88%(4)
Net expenses	2.53%(4)(5)	1.15%(4)(5)	0.80%(5)	0.80%	0.85%(4)
Net investment income	4.67%	4.45%	2.28%	2.17%	1.39%
Portfolio Turnover(6)	489%	604%	796%	335%	180%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes interest expense, including on reverse repurchase agreements, of 1.73%, 0.33% and 0.03% of average daily net assets for the years ended October 31, 2024, 2023 and 2020, respectively.
(5)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005%, less than 0.01% and less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022, respectively).
(6)	Includes the effect of To Be Announced (TBA) transactions.
17
See Notes to Financial Statements.

Eaton Vance
Government Opportunities Fund
October 31, 2024
Financial Highlights — continued

	Class R
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$5.10	$5.49	$6.01	$6.15	$6.04
Income (Loss) From Operations
Net investment income(1)	$0.22	$0.21	$0.11	$0.10	$0.05
Net realized and unrealized gain (loss)	0.18	(0.32)	(0.52)	(0.15)	0.20
Total income (loss) from operations	$0.40	$(0.11)	$(0.41)	$(0.05)	$0.25
Less Distributions
From net investment income	$(0.25)	$(0.26)	$(0.10)	$(0.09)	$(0.14)
Tax return of capital	(0.03)	(0.02)	(0.01)	—	—
Total distributions	$(0.28)	$(0.28)	$(0.11)	$(0.09)	$(0.14)
Net asset value — End of year	$5.22	$5.10	$5.49	$6.01	$6.15
Total Return(2)	7.99%	(2.17)%	(6.90)%	(0.75)%	4.15%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$28,877	$32,485	$46,245	$52,503	$55,623
Ratios (as a percentage of average daily net assets):(3)
Total expenses	3.10%(4)	1.68%(4)	1.35%	1.32%	1.37%(4)
Net expenses	3.03%(4)(5)	1.63%(4)(5)	1.30%(5)	1.30%	1.34%(4)
Net investment income	4.18%	3.91%	1.83%	1.66%	0.85%
Portfolio Turnover(6)	489%	604%	796%	335%	180%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes interest expense, including on reverse repurchase agreements, of 1.73%, 0.33% and 0.03% of average daily net assets for the years ended October 31, 2024, 2023 and 2020, respectively.
(5)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005%, less than 0.01% and less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022, respectively).
(6)	Includes the effect of To Be Announced (TBA) transactions.
18
See Notes to Financial Statements.

Eaton Vance
Government Opportunities Fund
October 31, 2024
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Government Opportunities Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to provide a high current return. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Derivatives. Futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.
D  Federal Taxes—The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of October 31, 2024, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
19

Eaton Vance
Government Opportunities Fund
October 31, 2024
Notes to Financial Statements — continued

F  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
G  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
H  Futures Contracts—Upon entering into a futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.
I  Interest Rate Swaps—Swap contracts are privately negotiated agreements between the Fund and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. Pursuant to interest rate swap agreements, the Fund either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments to the counterparty
(or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, if any (which are amortized over the life of the swap contract), are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.
J  Credit Default Swaps—When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 8 and 12. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
K  Swaptions—A purchased swaption contract grants the Fund, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Fund purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked-to-market to reflect the
20

Eaton Vance
Government Opportunities Fund
October 31, 2024
Notes to Financial Statements — continued

current value of the swaption. A written swaption gives the Fund the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Fund writes a swaption, the premium received by the Fund is recorded as a liability and subsequently marked-to-market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Fund’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract. Purchased swaptions traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.
L  When-Issued Securities and Delayed Delivery Transactions—The Fund may purchase securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract. A forward purchase commitment may also be closed by entering into an offsetting commitment. If an offsetting commitment is entered into, the Fund will realize a gain or loss on investments based on the price established when the Fund entered into the commitment.
M  Forward Sale Commitments—The Fund may enter into forward sale commitments to sell generic U.S. government agency mortgage-backed securities to hedge its portfolio positions and/or to enhance return. The proceeds to be received from the forward sale commitment are recorded as an asset and a corresponding liability, which is subsequently valued at approximately the current market value of the underlying security in accordance with the Fund's policies on investment valuations discussed above. The Fund records an unrealized gain or loss on investments to the extent of the difference between the proceeds to be received and the value of the open forward sale commitment on the day of determination. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment or the delivery of securities, the Fund realizes a gain or loss on investments based on the price established when the Fund entered into the commitment. If the Fund enters into a forward sale commitment for the delivery of a security that it does not own or has the right to obtain, it is subject to the risk of loss if the purchase price to settle the commitment is higher than the price at which it was sold.
N  Reverse Repurchase Agreements—Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio security to another party, such as a bank or broker/dealer, in return for cash. At the same time, the Fund agrees to repurchase the security at an agreed upon time and price, which reflects an interest payment. In periods of increased demand for a security, the Fund may receive a payment from the counterparty for the use of the security, which is recorded as interest income. Because the Fund retains effective control over the transferred security, the transaction is accounted for as a secured borrowing. The Fund may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds (and the counterparty making a loan), they constitute a form of leverage. The Fund segregates cash or liquid assets equal to its obligation to repurchase the security. During the term of the agreement, the Fund may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. In the event the counterparty to a reverse repurchase agreement becomes insolvent, recovery of the security transferred by the Fund may be delayed or the Fund may incur a loss equal to the amount by which the value of the security transferred by the Fund exceeds the repurchase price payable by the Fund.
O  Stripped Mortgage-Backed Securities—The Fund may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-
backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.
2  Distributions to Shareholders and Income Tax Information
The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
21

Eaton Vance
Government Opportunities Fund
October 31, 2024
Notes to Financial Statements — continued

The tax character of distributions declared for the years ended October 31, 2024 and October 31, 2023 was as follows:
	Year Ended October 31,
	2024	2023
Ordinary income	$20,141,438	$22,056,486
Tax return of capital	$2,039,391	$1,463,690
As of October 31, 2024, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Deferred capital losses	$(102,349,662)
Net unrealized depreciation	(21,224,404)
Distributions payable	(55,855)
Accumulated loss	$(123,629,921)
At October 31, 2024, the Fund, for federal income tax purposes, had deferred capital losses of $102,349,662 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2024, $28,053,580 are short-term and $74,296,082 are long-term.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, TBA sale commitments and reverse repurchase agreements, of the Fund at October 31, 2024, as determined on a federal income tax basis, were as follows:
Aggregate cost	$405,097,625
Gross unrealized appreciation	$17,393,822
Gross unrealized depreciation	(38,618,226)
Net unrealized depreciation	$(21,224,404)
3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment adviser fee is computed at an annual rate as a percentage of the Fund’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.6500%
$500 million but less than $1 billion	0.6250%
$1 billion but less than $1.5 billion	0.6000%
$1.5 billion but less than $2 billion	0.5625%
$2 billion but less than $2.5 billion	0.5000%
$2.5 billion and over	0.4375%
For the year ended October 31, 2024, the Fund’s investment adviser fee amounted to $2,500,700 or 0.65% of the Fund’s average daily net assets. The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan
22

Eaton Vance
Government Opportunities Fund
October 31, 2024
Notes to Financial Statements — continued

Stanley. The investment adviser fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended October 31, 2024, the investment adviser fee paid was reduced by $6,913 relating to the Fund’s investment in the Liquidity Fund.
Eaton Vance Management (EVM) has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 1.05%, 1.80%, 0.80% and 1.30% of the Fund’s average daily net assets for Class A, Class C, Class I and Class R, respectively. This agreement may be changed or terminated after March 1, 2025. Pursuant to this agreement, EVM waived and/or reimbursed $251,656 of the Fund’s operating expenses for the year ended October 31, 2024.
EVM, an affiliate of BMR, serves as administrator of the Fund, but receives no compensation. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2024, EVM earned $36,338 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $7,496 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2024. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).
Trustees and officers of the Fund who are members of EVM’s or BMR's organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Fund are officers of the above organizations.
4  Distribution Plans
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2024 amounted to $269,948 for Class A shares.
The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2024, the Fund paid or accrued to EVD $45,056 for Class C shares. The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2024, the Fund paid or accrued to EVD $79,428 for Class R shares.
Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2024 amounted to $15,019 and $79,428 for Class C and Class R shares, respectively.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 0.75% CDSC if redeemed within 12 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2024, the Fund was informed that EVD received $1,722 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.
23

Eaton Vance
Government Opportunities Fund
October 31, 2024
Notes to Financial Statements — continued

6  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations, and including maturities, paydowns and TBA transactions, for the year ended October 31, 2024 were as follows:
	Purchases	Sales
Investments (non-U.S. Government)	$42,533,428	$40,769,215
U.S. Government and Agency Securities	2,413,284,171	2,380,375,972
	$2,455,817,599	$2,421,145,187
7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions, were as follows:
	Year Ended October 31, 2024		Year Ended October 31, 2023
	Shares	Amount	Shares	Amount
Class A
Sales	2,851,869	$ 15,221,452	2,707,482	$ 14,657,019
Issued to shareholders electing to receive payments of distributions in Fund shares	1,055,878	5,594,017	1,176,684	6,325,743
Redemptions	(4,556,311)	(24,123,070)	(7,595,272)	(40,556,619)
Net decrease	(648,564)	$ (3,307,601)	(3,711,106)	$(19,573,857)
Class C
Sales	503,209	$ 2,673,886	469,207	$ 2,541,072
Issued to shareholders electing to receive payments of distributions in Fund shares	54,851	290,052	55,781	299,324
Redemptions	(516,121)	(2,710,690)	(630,489)	(3,411,356)
Net increase (decrease)	41,939	$ 253,248	(105,501)	$ (570,960)
Class I
Sales	16,662,631	$ 88,693,118	23,828,866	$129,362,534
Issued to shareholders electing to receive payments of distributions in Fund shares	2,586,986	13,708,295	2,555,562	13,701,978
Redemptions	(27,142,779)	(144,773,249)	(17,043,620)	(92,175,654)
Net increase (decrease)	(7,893,162)	$(42,371,836)	9,340,808	$ 50,888,858
Class R
Sales	799,338	$ 4,237,098	1,495,399	$ 8,011,009
Issued to shareholders electing to receive payments of distributions in Fund shares	322,926	1,704,648	382,788	2,052,268
Redemptions	(1,968,041)	(10,387,970)	(3,928,294)	(21,099,020)
Net decrease	(845,777)	$ (4,446,224)	(2,050,107)	$(11,035,743)
24

Eaton Vance
Government Opportunities Fund
October 31, 2024
Notes to Financial Statements — continued

8  Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include futures contracts, written swaptions and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2024 is included in the Portfolio of Investments. At October 31, 2024, the Fund had sufficient cash and/or securities to cover commitments under these contracts.
In the normal course of pursuing its investment objective, the Fund is subject to the following risks:
Interest Rate Risk: Because the Fund holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Fund utilizes futures contracts and interest rate swaps and swaptions to enhance total return, to change the overall duration of the Fund and/or to hedge against fluctuations in securities prices due to changes in interest rates.
Credit Risk: The Fund enters into credit default swap contracts to manage certain investment risks and/or to enhance total return.
The Fund enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2024, the Fund had no open derivatives with credit-related contingent features in a net liability position.
The OTC derivatives in which the Fund invests (except for written swaptions as the Fund, not the counterparty, is obligated to perform) are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.
The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments.
25

Eaton Vance
Government Opportunities Fund
October 31, 2024
Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2024 was as follows:
		Fair Value
Risk	Derivative	Asset Derivative	Liability Derivative
Credit	Swap contracts	$1,493(1)	$ —
Interest Rate	Futures contracts	2,861,288(2)	(7,092,721)(2)
Interest Rate	Swap contracts (centrally cleared)	5,222,313(2)	—
Total		$8,085,094	$(7,092,721)
Derivatives not subject to master netting or similar agreements		$8,083,601	$(7,092,721)
Total Derivatives subject to master netting or similar agreements		$1,493	$ —
(1)	Statement of Assets and Liabilities location: Receivable for open swap contracts; Upfront receipts on open OTC swap contracts.
(2)	Only the current day’s variation margin on open futures contracts and centrally cleared swap contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts and centrally cleared swap contracts, as applicable.
The Fund's derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following table presents the Fund's derivative assets by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets of October 31, 2024.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
Goldman Sachs International	$1,493	$ —	$ —	$ —	$1,493
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2024 was as follows:
Risk	Derivative	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Credit	Swap contracts	$(843)(1)	$3,284(2)
Interest Rate	Purchased swaptions	108,924(3)	(1,085,221)(4)
Interest Rate	Written swaptions	361,169(5)	(340,677)(6)
Interest Rate	Futures contracts	2,125,360(7)	(3,548,201)(8)
Interest Rate	Swap contracts	8,704,290(1)	(15,397,270)(2)
Total		$11,298,900	$(20,368,085)
(1)	Statement of Operations location: Net realized gain (loss): Swap contracts.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation): Swap contracts.
(3)	Statement of Operations location: Net realized gain (loss): Investment transactions.
(4)	Statement of Operations location: Change in unrealized appreciation (depreciation): Investments.
(5)	Statement of Operations location: Net realized gain (loss): Written swaptions.
(6)	Statement of Operations location: Change in unrealized appreciation (depreciation): Written swaptions.
26

Eaton Vance
Government Opportunities Fund
October 31, 2024
Notes to Financial Statements — continued

(7)	Statement of Operations location: Net realized gain (loss): Futures contracts.
(8)	Statement of Operations location: Change in unrealized appreciation (depreciation): Futures contracts.
The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2024, which are indicative of the volume of these derivative types, were approximately as follows:
Futures Contracts — Long	Futures Contracts — Short	Purchased Swaptions	Written Swaptions	Swap Contracts
$408,624,000	$64,834,000	$14,926,000	$22,389,000	$65,974,000
9  Line of Credit
The Fund participates with other portfolios and funds managed by BMR and its affiliates in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 21, 2025. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings generally at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2024, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2024.
10  Reverse Repurchase Agreements
Reverse repurchase agreements outstanding as of October 31, 2024 were as follows:
Counterparty	Trade Date	Maturity Date	Interest Rate Paid (Received)	Principal Amount	Value Including Accrued Interest
Bank of Montreal	9/19/24	On Demand(1)	5.03%	$4,346,475	$4,372,589
Bank of Montreal	9/19/24	On Demand(1)	5.08	6,841,187	6,882,699
MUFG Securities Americas, Inc.	10/2/24	On Demand(1)	5.05	32,608,411	32,736,490
MUFG Securities Americas, Inc.	10/3/24	On Demand(1)	5.05	2,506,886	2,516,733
MUFG Securities Americas, Inc.	10/22/24	On Demand(1)	5.05	19,376,950	19,404,131
TD Securities (USA) LLC	9/19/24	On Demand(1)	5.03	54,790,475	55,119,660
TD Securities (USA) LLC	9/19/24	On Demand(1)	5.13	13,942,847	14,028,281
TD Securities (USA) LLC	10/10/24	On Demand(1)	5.05	1,794,939	1,800,227
TD Securities (USA) LLC	10/10/24	On Demand(1)	5.13	2,007,310	2,013,318
Total				$138,215,480	$138,874,128
(1)	Open reverse repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.
At October 31, 2024, the type of securities pledged as collateral for all open reverse repurchase agreements was U.S. Government Agency Mortgage-Backed Securities and Collateralized Mortgage Obligations.
The Fund also pledged cash of $850,000 to MUFG Securities America, Inc. and $1,350,000 to TD Securities (USA) LLC as additional collateral for its reverse repurchase obligations.
For the year ended October 31, 2024, the average borrowings under settled reverse repurchase agreements and the average interest rate paid were approximately $122,806,000 and 5.48%, respectively. Based on the short-term nature of the borrowings under the reverse repurchase agreements, the carrying value of the payable for reverse repurchase agreements approximated its fair value at October 31, 2024. If measured at fair value, borrowings under the reverse repurchase agreements would have been considered as Level 2 in the fair value hierarchy (see Note 12) at October 31, 2024.
27

Eaton Vance
Government Opportunities Fund
October 31, 2024
Notes to Financial Statements — continued

Reverse repurchase agreements entered into by the Fund are subject to Master Repurchase Agreements (MRA), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.
The following table presents the Fund’s reverse repurchase agreements net of amounts available for offset under an MRA and net of the related collateral pledged by the Fund as of October 31, 2024.
Counterparty	Reverse Repurchase Agreements*	Assets Available for Offset	Securities Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount(b)
Bank of Montreal	$(11,255,288)	$ —	$11,255,288	$ —	$ —
MUFG Securities Americas, Inc.	(54,657,354)	—	54,657,354	—	—
TD Securities (USA) LLC	(72,961,486)	—	72,961,486	—	—
	$(138,874,128)	$ —	$138,874,128	$ —	$ —
*	Including accrued interest.
(a)	In some instances, the total collateral pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount payable to the counterparty in the event of default.
11  Affiliated Investments
At October 31, 2024, the value of the Fund's investment in funds that may be deemed to be affiliated was $3,509,560, which represents 0.9% of the Fund's net assets. Transactions in such investments by the Fund for the year ended October 31, 2024 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$4,120,946	$219,208,932	$(219,820,318)	$ —	$ —	$3,509,560	$253,620	3,509,560
12  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
28

Eaton Vance
Government Opportunities Fund
October 31, 2024
Notes to Financial Statements — continued

At October 31, 2024, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$ —	$ 14,655,943	$ —	$ 14,655,943
Collateralized Mortgage Obligations	—	240,764,927	—	240,764,927
Government National Mortgage Association Participation Agreements	—	16,847,188	—	16,847,188
U.S. Department of Agriculture Loans	—	26,492,627	—	26,492,627
U.S. Government Agency Commercial Mortgage-Backed Securities	—	2,498,557	—	2,498,557
U.S. Government Agency Mortgage-Backed Securities	—	267,244,573	—	267,244,573
U.S. Government Guaranteed Small Business Administration Loans	—	524,674	—	524,674
Short-Term Investments	3,509,560	589,034	—	4,098,594
Total Investments	$ 3,509,560	$569,617,523	$ —	$573,127,083
Futures Contracts	$ 2,861,288	$ —	$ —	$ 2,861,288
Swap Contracts	—	5,223,806	—	5,223,806
Total	$ 6,370,848	$574,841,329	$ —	$581,212,177
Liability Description
TBA Sale Commitments	$ —	$(55,377,450)	$ —	$(55,377,450)
Futures Contracts	(7,092,721)	—	—	(7,092,721)
Total	$(7,092,721)	$(55,377,450)	$ —	$(62,470,171)
29

Eaton Vance
Government Opportunities Fund
October 31, 2024
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Government Opportunities Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Government Opportunities Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2024, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 20, 2024
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
30

Eaton Vance
Government Opportunities Fund
October 31, 2024
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2025 will show the tax status of all distributions paid to your account in calendar year 2024. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of 163(j) interest dividends.
163(j) Interest Dividends. For the fiscal year ended October 31, 2024, the Fund designates 100.00% of distributions from net investment income as a 163(j) interest dividend.
31

Eaton Vance
Government Opportunities Fund
October 31, 2024
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 6, 2024, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised of all of the Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings held between April and June 2024, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios, and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other funds, collective investment trusts and institutional accounts) with the same or substantially similar investment objective as the fund and with a significant overlap in holdings based on criteria set by the Board, if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used by the adviser to determine the value of fund assets, including, when necessary, the determination of “fair value” by the adviser in its role as each funds’ valuation designee and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
1    Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report. Eaton Vance Management and Boston Management and Research are referred to collectively as the “adviser.”
32

Eaton Vance
Government Opportunities Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other funds and investment accounts, as applicable;
•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The personal trading codes of ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, including descriptions of their various compliance programs and their record of compliance and remediation;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund;
• A description of the adviser’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost, and character of the administrative and other non-investment advisory services provided by the adviser and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule), and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates, and other relevant matters;
• The risks that the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 6, 2024 meeting, the Board and its committees received information from portfolio managers and other investment professionals of the adviser and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Board and its committees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the funds, and received and participated in reports and presentations provided by the adviser and sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular video or telephone conferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Kirkland & Ellis LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
33

Eaton Vance
Government Opportunities Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Government Opportunities Fund (the “Fund”) and Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, recommended to the Board approval of the agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.
The Board considered the Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education and experience of the investment professionals who provide services to the Fund. The Board specifically noted the Adviser’s experience in investing in collateralized mortgage obligations and mortgage-backed securities, including seasoned mortgage-backed securities, as well as the Adviser’s process for determining the extent to which the Fund will invest in seasoned mortgage-backed securities instead of other government securities. The Board also noted the Adviser’s experience in investing in instruments other than government securities, including privately issued residential and commercial mortgage-backed securities, mortgage-related loans, asset-backed securities, non-US mortgage-related instruments and other income instruments. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.
The Board considered the compliance programs of the Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, compliance with policies and procedures, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered relevant examinations of the Adviser and its affiliates by regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2023. In this regard, the Board noted that the performance of the Fund was consistent with the median performance of the Fund’s peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its primary benchmark index and lower than its secondary benchmark index for the three-year period. The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2023, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered certain Fund specific factors that had an impact on the Fund’s total expense ratio relative to comparable funds, as identified by management in response to inquiries from the Contract Review Committee.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
34

Eaton Vance
Government Opportunities Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution and other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are not excessive.
The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. To assist in the evaluation of the sharing of any economies of scale, the Board received data showing for recent years, asset levels, Adviser profitability and total expense ratios. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fees, which include breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.
35

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EVGOX-NCSR    10.31.24

Eaton Vance
High Income Opportunities Fund
Annual Financial Statements and
Additional Information
October 31, 2024

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the prospectus and/or statement of additional information, which can be obtained by calling 1-800-262-1122 or from a financial intermediary. Prospective investors should read the prospectus carefully before investing.

Annual Financial Statements and Additional Information October 31, 2024
Eaton Vance
High Income Opportunities Fund

Eaton Vance
High Income Opportunities Fund
October 31, 2024
Statement of Assets and Liabilities

October 31, 2024
Assets
Investment in High Income Opportunities Portfolio, at value (identified cost $1,022,921,455)	$1,058,718,982
Receivable for Fund shares sold	1,454,368
Total assets	$1,060,173,350
Liabilities
Payable for Fund shares redeemed	$2,228,680
Distributions payable	415,263
Payable to affiliates:
Distribution and service fees	65,179
Trustees' fees	42
Payable for transfer and dividend disbursing agent fees	230,451
Accrued expenses	161,782
Total liabilities	$3,101,397
Net Assets	$1,057,071,953
Sources of Net Assets
Paid-in capital	$1,057,072,942
Accumulated loss	(989)
Net Assets	$1,057,071,953
Class A Shares
Net Assets	$234,392,233
Shares Outstanding	55,498,404
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$4.22
Maximum Offering Price Per Share (100 ÷ 96.75 of net asset value per share)	$4.36
Class C Shares
Net Assets	$17,943,422
Shares Outstanding	4,242,192
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$4.23
Class I Shares
Net Assets	$803,505,875
Shares Outstanding	189,986,013
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$4.23
Class R6 Shares
Net Assets	$1,230,423
Shares Outstanding	290,879
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$4.23
On sales of $100,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
1
See Notes to Financial Statements.

Eaton Vance
High Income Opportunities Fund
October 31, 2024
Statement of Operations

Year Ended
October 31, 2024
Investment Income
Dividend income allocated from Portfolio (net of foreign taxes withheld of $1,052)	$3,055,904
Interest income allocated from Portfolio	63,520,978
Other income allocated from Portfolio	176,532
Expenses allocated from Portfolio	(4,965,968)
Total investment income from Portfolio	$61,787,446
Expenses
Distribution and service fees:
Class A	$581,631
Class C	191,279
Trustees’ fees and expenses	500
Custodian fee	59,886
Transfer and dividend disbursing agent fees	1,018,883
Legal and accounting services	99,959
Registration fees	140,501
Miscellaneous	22,583
Total expenses	$2,115,222
Net investment income	$59,672,224
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss):
Investment transactions	$(13,377,723)
Foreign currency transactions	18,110
Forward foreign currency exchange contracts	(59,415)
Net realized loss	$(13,419,028)
Change in unrealized appreciation (depreciation):
Investments	$81,853,046
Foreign currency	3,720
Forward foreign currency exchange contracts	(144,938)
Net change in unrealized appreciation (depreciation)	$81,711,828
Net realized and unrealized gain	$68,292,800
Net increase in net assets from operations	$127,965,024
2
See Notes to Financial Statements.

Eaton Vance
High Income Opportunities Fund
October 31, 2024
Statements of Changes in Net Assets

	Year Ended October 31,
	2024	2023
Increase (Decrease) in Net Assets
From operations:
Net investment income	$59,672,224	$45,622,282
Net realized gain (loss)	(13,419,028)	5,386,491
Net change in unrealized appreciation (depreciation)	81,711,828	(8,067,317)
Net increase in net assets from operations	$127,965,024	$42,941,456
Distributions to shareholders:
Class A	$(14,480,652)	$(11,836,657)
Class C	(1,046,530)	(1,164,176)
Class I	(46,201,926)	(33,777,614)
Class R6	(58,002)	(1,093)(1)
Total distributions to shareholders	$(61,787,110)	$(46,779,540)
Transactions in shares of beneficial interest:
Class A	$5,430,624	$24,012,527
Class C	(3,210,763)	(4,149,680)
Class I	142,374,457	145,523,571
Class R6	1,140,642	58,314(1)
Net increase in net assets from Fund share transactions	$145,734,960	$165,444,732
Net increase in net assets	$211,912,874	$161,606,648
Net Assets
At beginning of year	$845,159,079	$683,552,431
At end of year	$1,057,071,953	$845,159,079
(1)	For the period from the commencement of operations, June 30, 2023, to October 31, 2023.
3
See Notes to Financial Statements.

Eaton Vance
High Income Opportunities Fund
October 31, 2024
Financial Highlights

	Class A
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$3.92	$3.92	$4.52	$4.21	$4.40
Income (Loss) From Operations
Net investment income(1)	$0.25	$0.22	$0.19	$0.20	$0.21
Net realized and unrealized gain (loss)	0.31	0.01(2)	(0.57)	0.34	(0.16)
Total income (loss) from operations	$0.56	$0.23	$(0.38)	$0.54	$0.05
Less Distributions
From net investment income	$(0.26)	$(0.23)	$(0.21)	$(0.18)	$(0.21)
Tax return of capital	—	—	(0.01)	(0.05)	(0.03)
Total distributions	$(0.26)	$(0.23)	$(0.22)	$(0.23)	$(0.24)
Net asset value — End of year	$4.22	$3.92	$3.92	$4.52	$4.21
Total Return(3)	14.53%	5.94%	(8.59)%	12.93%	1.26%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$234,392	$212,170	$188,765	$233,330	$226,927
Ratios (as a percentage of average daily net assets):(4)(5)
Total expenses	0.91%	0.95%	0.91%	0.90%	0.93%
Net expenses	0.90%(6)	0.95%(6)	0.91%(6)	0.90%	0.93%
Net investment income	6.00%	5.66%	4.39%	4.39%	4.87%
Portfolio Turnover of the Portfolio	43%	29%	19%	64%	67%
(1)	Computed using average shares outstanding.
(2)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of Fund share transactions and the amount of the per share realized and unrealized gains and losses at such time.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and administrator and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(6)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.01%, less than 0.01% and less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022, respectively).
4
See Notes to Financial Statements.

Eaton Vance
High Income Opportunities Fund
October 31, 2024
Financial Highlights — continued

	Class C
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$3.93	$3.92	$4.52	$4.21	$4.40
Income (Loss) From Operations
Net investment income(1)	$0.22	$0.20	$0.16	$0.16	$0.17
Net realized and unrealized gain (loss)	0.31	0.01(2)	(0.57)	0.34	(0.15)
Total income (loss) from operations	$0.53	$0.21	$(0.41)	$0.50	$0.02
Less Distributions
From net investment income	$(0.23)	$(0.20)	$(0.18)	$(0.15)	$(0.18)
Tax return of capital	—	—	(0.01)	(0.04)	(0.03)
Total distributions	$(0.23)	$(0.20)	$(0.19)	$(0.19)	$(0.21)
Net asset value — End of year	$4.23	$3.93	$3.92	$4.52	$4.21
Total Return(3)	13.66%	5.38%	(9.31)%	12.09%	0.45%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$17,943	$19,686	$23,724	$32,926	$37,680
Ratios (as a percentage of average daily net assets):(4)(5)
Total expenses	1.66%	1.70%	1.66%	1.65%	1.68%
Net expenses	1.66%(6)	1.70%(6)	1.66%(6)	1.65%	1.68%
Net investment income	5.25%	4.89%	3.62%	3.64%	4.12%
Portfolio Turnover of the Portfolio	43%	29%	19%	64%	67%
(1)	Computed using average shares outstanding.
(2)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of Fund share transactions and the amount of the per share realized and unrealized gains and losses at such time.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and administrator and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(6)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.01%, less than 0.01% and less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022, respectively).
5
See Notes to Financial Statements.

Eaton Vance
High Income Opportunities Fund
October 31, 2024
Financial Highlights — continued

	Class I
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$3.93	$3.92	$4.52	$4.22	$4.41
Income (Loss) From Operations
Net investment income(1)	$0.26	$0.24	$0.20	$0.21	$0.22
Net realized and unrealized gain (loss)	0.31	0.01(2)	(0.57)	0.33	(0.16)
Total income (loss) from operations	$0.57	$0.25	$(0.37)	$0.54	$0.06
Less Distributions
From net investment income	$(0.27)	$(0.24)	$(0.22)	$(0.19)	$(0.22)
Tax return of capital	—	—	(0.01)	(0.05)	(0.03)
Total distributions	$(0.27)	$(0.24)	$(0.23)	$(0.24)	$(0.25)
Net asset value — End of year	$4.23	$3.93	$3.92	$4.52	$4.22
Total Return(3)	14.79%	6.48%	(8.36)%	12.93%	1.52%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$803,506	$613,247	$471,064	$476,949	$534,500
Ratios (as a percentage of average daily net assets):(4)(5)
Total expenses	0.66%	0.70%	0.66%	0.65%	0.68%
Net expenses	0.65%(6)	0.70%(6)	0.66%(6)	0.65%	0.68%
Net investment income	6.25%	5.91%	4.65%	4.65%	5.10%
Portfolio Turnover of the Portfolio	43%	29%	19%	64%	67%
(1)	Computed using average shares outstanding.
(2)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of Fund share transactions and the amount of the per share realized and unrealized gains and losses at such time.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and administrator and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(6)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.01%, less than 0.01% and less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022, respectively).
6
See Notes to Financial Statements.

Eaton Vance
High Income Opportunities Fund
October 31, 2024
Financial Highlights — continued

	Class R6
	Year Ended October 31, 2024	Period Ended October 31, 2023(1)
Net asset value — Beginning of period	$3.93	$4.05
Income (Loss) From Operations
Net investment income(2)	$0.27	$0.08
Net realized and unrealized gain (loss)	0.30	(0.11)
Total income (loss) from operations	$0.57	$(0.03)
Less Distributions
From net investment income	$(0.27)	$(0.09)
Total distributions	$(0.27)	$(0.09)
Net asset value — End of period	$4.23	$3.93
Total Return(3)	14.90%	(0.83)%(4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,230	$57
Ratios (as a percentage of average daily net assets):(5)(6)
Total expenses	0.56%	0.60%(7)
Net expenses	0.55%(8)	0.60%(7)(8)
Net investment income	6.34%	6.18%(7)
Portfolio Turnover of the Portfolio	43%	29%(9)
(1)	For the period from the commencement of operations, June 30, 2023, to October 31, 2023.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and administrator and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(7)	Annualized.
(8)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.01% of average daily net assets for the year ended October 31, 2024 and the period ended October 31, 2023).
(9)	For the year ended October 31, 2023.
7
See Notes to Financial Statements.

Eaton Vance
High Income Opportunities Fund
October 31, 2024
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance High Income Opportunities Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in High Income Opportunities Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objectives and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (71.0% at October 31, 2024). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.
B  Income—The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.
C  Federal Taxes—The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of October 31, 2024, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
D  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
E  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
F  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Other—Investment transactions are accounted for on a trade date basis.
8

Eaton Vance
High Income Opportunities Fund
October 31, 2024
Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information
The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended October 31, 2024 and October 31, 2023 was as follows:
	Year Ended October 31,
	2024	2023
Ordinary income	$61,787,110	$46,779,540
During the year ended October 31, 2024, accumulated loss was decreased by $473,178 and paid-in capital was decreased by $473,178 due to taxable overdistributions and differences between book and tax accounting. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of October 31, 2024, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Deferred capital losses	$(17,979,349)
Net unrealized appreciation	18,393,623
Distributions payable	(415,263)
Accumulated loss	$(989)
At October 31, 2024, the Fund, for federal income tax purposes, had deferred capital losses of $17,979,349 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2024, $17,979,349 are long-term.
3  Investment Adviser Fee and Other Transactions with Affiliates
Pursuant to an investment advisory agreement with Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, the Fund pays an investment adviser fee on its daily net assets that are not invested in other investment companies, and on its daily gross income that is not derived from other investment companies, for which EVM or its affiliates serve as investment adviser and receive an advisory fee at a per annum rate as follows and is payable monthly:
Total Daily Net Assets	Annual Asset Rate	Daily Income Rate
Up to $500 million	0.300%	3.000%
$500 million but less than $1 billion	0.275%	2.750%
$1 billion but less than $1.5 billion	0.250%	2.500%
$1.5 billion but less than $2 billion	0.225%	2.250%
$2 billion but less than $3 billion	0.200%	2.000%
$3 billion and over	0.175%	1.750%
For the year ended October 31, 2024, the Fund incurred no investment adviser fee on such assets. Pursuant to an investment sub-advisory agreement, EVM has delegated a portion of the investment management of the Fund to Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of EVM. EVM pays EVAIL a portion of its investment adviser fee for sub-advisory services provided to the Fund. To the extent that the Fund’s assets are invested in the
9

Eaton Vance
High Income Opportunities Fund
October 31, 2024
Notes to Financial Statements — continued

Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR) to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation.
Effective March 13, 2024, EVM and BMR have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.95%, 1.70%, 0.70% and 0.62% of the Fund’s average daily net assets for Class A, Class C, Class I and Class R6, respectively. This agreement may be changed or terminated after March 1, 2025. For the year ended October 31, 2024, no expenses were waived and/or reimbursed by EVM or BMR.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2024, EVM earned $56,506 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund's principal underwriter, received $11,038 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2024. The Fund was informed that Morgan Stanley affiliated broker-dealers, which may be deemed affiliates of EVM, BMR and EVD, also received a portion of the sales charge on sales of Class A shares for the year ended October 31, 2024 in the amount of $2,195. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).
Trustees and officers of the Fund who are members of EVM’s or BMR's organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.
4  Distribution Plans
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2024 amounted to $581,631 for Class A shares.
The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2024, the Fund paid or accrued to EVD $143,459 for Class C shares.
Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2024 amounted to $47,820 for Class C shares.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 0.75% CDSC if redeemed within 12 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2024, the Fund was informed that EVD received $4,040 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.
6  Investment Transactions
For the year ended October 31, 2024, increases and decreases in the Fund's investment in the Portfolio aggregated $227,813,124 and $141,366,757, respectively.
10

Eaton Vance
High Income Opportunities Fund
October 31, 2024
Notes to Financial Statements — continued

7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions, were as follows:
	Year Ended October 31, 2024		Year Ended October 31, 2023(1)
	Shares	Amount	Shares	Amount
Class A
Sales	18,600,212	$ 76,904,899	25,909,705	$104,607,632
Issued to shareholders electing to receive payments of distributions in Fund shares	2,988,901	12,479,195	2,452,890	9,865,718
Redemptions	(20,194,340)	(83,953,470)	(22,445,803)	(90,460,823)
Net increase	1,394,773	$ 5,430,624	5,916,792	$ 24,012,527
Class C
Sales	926,251	$ 3,846,645	1,473,897	$ 5,930,345
Issued to shareholders electing to receive payments of distributions in Fund shares	238,744	997,735	273,882	1,104,020
Redemptions	(1,935,888)	(8,055,143)	(2,784,572)	(11,184,045)
Net decrease	(770,893)	$ (3,210,763)	(1,036,793)	$ (4,149,680)
Class I
Sales	79,563,864	$332,214,146	96,969,296	$390,540,736
Issued to shareholders electing to receive payments of distributions in Fund shares	10,386,196	43,454,962	7,887,486	31,778,945
Redemptions	(56,164,754)	(233,294,651)	(68,760,238)	(276,796,110)
Net increase	33,785,306	$142,374,457	36,096,544	$145,523,571
Class R6
Sales	322,406	$ 1,331,000	14,194	$ 57,225
Issued to shareholders electing to receive payments of distributions in Fund shares	13,824	58,002	272	1,092
Redemptions	(59,816)	(248,360)	(1)	(3)
Net increase	276,414	$ 1,140,642	14,465	$ 58,314
(1)	For Class R6, for the period from the commencement of operations, June 30, 2023, to October 31, 2023.
11

Eaton Vance
High Income Opportunities Fund
October 31, 2024
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance High Income Opportunities Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance High Income Opportunities Fund (the “Fund") (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 20, 2024
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
12

Eaton Vance
High Income Opportunities Fund
October 31, 2024
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2025 will show the tax status of all distributions paid to your account in calendar year 2024. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and 163(j) interest dividends.
Qualified Dividend Income. For the fiscal year ended October 31, 2024, the Fund designates approximately $359,678, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
163(j) Interest Dividends. For the fiscal year ended October 31, 2024, the Fund designates 98.74% of distributions from net investment income as a 163(j) interest dividend.
13

High Income Opportunities Portfolio
October 31, 2024
Portfolio of Investments

Asset-Backed Securities — 1.9%
Security	Principal Amount (000's omitted)	Value
ARES LVIII CLO Ltd., Series 2020-58A, Class ER, 11.356%, (3 mo. SOFR + 6.70%), 1/15/35(1)(2)	$2,000	$ 2,013,242
Benefit Street Partners CLO XXV Ltd., Series 2021-25A, Class E, 11.768%, (3 mo. SOFR + 7.112%), 1/15/35(1)(2)	2,000	2,029,784
Brookhaven Park CLO Ltd., Series 2024-1A, Class D, 8.217%, (3 mo. SOFR + 3.60%), 4/19/37(1)(2)	1,000	1,018,873
Canyon Capital CLO Ltd., Series 2022-1A, Class E, 11.047%, (3 mo. SOFR + 6.40%), 4/15/35(1)(2)	2,000	2,005,488
Carlyle U.S. CLO Ltd., Series 2019-4A, Class DR, 11.256%, (3 mo. SOFR + 6.60%), 4/15/35(1)(2)	2,000	2,013,876
Elmwood CLO VI Ltd., Series 2020-3A, Class D1RR, 7.732%, (3 mo. SOFR + 3.10%), 7/18/37(1)(2)	1,000	1,001,850
Golub Capital Partners CLO 50B-R Ltd., Series 2020-50A, Class ER, 11.717%, (3 mo. SOFR + 7.10%), 4/20/35(1)(2)	2,000	2,008,308
Golub Capital Partners CLO 72 B Ltd., Series 2024-72A, Class D, 8.626%, (3 mo. SOFR + 4.00%), 4/25/37(1)(2)	1,000	1,021,776
Harvest U.S. CLO Ltd., Series 2024-3A, Class D1, (3 mo. SOFR + 3.30%), 1/18/38(1)(3)	1,000	1,000,000
Madison Park Funding LIX Ltd., Series 2021-59A, Class ER, 11.032%, (3 mo. SOFR + 6.40%), 4/18/37(1)(2)	2,000	2,009,804
Madison Park Funding LV Ltd., Series 2022-55A, Class D1R, 7.782%, (3 mo. SOFR + 3.15%), 7/18/37(1)(2)	1,500	1,515,273
Madison Park Funding XXXVII Ltd., Series 2019-37A, Class ER2, 11.256%, (3 mo. SOFR + 6.60%), 4/15/37(1)(2)	1,000	1,010,851
Magnetite XXII Ltd., Series 2019-22A, Class DRR, 7.556%, (3 mo. SOFR + 2.90%), 7/15/36(1)(2)	1,250	1,251,913
Oaktree CLO Ltd., Series 2019-4A, Class D1RR, 8.017%, (3 mo. SOFR + 3.40%), 7/20/37(1)(2)	1,000	1,002,405
OCP CLO Ltd., Series 2024-32A, Class D1, 8.376%, (3 mo. SOFR + 3.75%), 4/23/37(1)(2)	1,500	1,523,027
Palmer Square CLO Ltd., Series 2018-1A, Class CR, 8.532%, (3 mo. SOFR + 3.90%), 4/18/37(1)(2)	1,500	1,534,726
Wellfleet CLO Ltd.:
Series 2021-2A, Class E, 11.878%, (3 mo. SOFR + 7.222%), 7/15/34(1)(2)	2,000	1,899,134
Series 2021-3A, Class E, 12.018%, (3 mo. SOFR + 7.362%), 1/15/35(1)(2)	2,000	1,883,538
Total Asset-Backed Securities (identified cost $27,672,788)		$ 27,743,868

Common Stocks — 1.1%
Security	Shares	Value
Energy — 0.1%
Ascent CNR Corp., Class A(4)(5)	6,273,462	$ 1,756,569
		$ 1,756,569
Environmental — 0.3%
GFL Environmental, Inc.	105,500	$ 4,409,900
		$ 4,409,900
Gaming — 0.0%
New Cotai Participation Corp., Class B(4)(5)(6)	7	$ 0
		$ 0
Healthcare — 0.4%
Ardent Health Partners, Inc.(6)	190,000	$ 3,306,000
Community Health Systems, Inc.(6)	500,000	2,025,000
Endo, Inc.(6)	38,593	984,507
		$ 6,315,507
Leisure — 0.0%
iFIT Health and Fitness, Inc.(4)(5)(6)	514,080	$ 0
		$ 0
Utility — 0.3%
Vistra Corp.	33,528	$ 4,189,659
		$ 4,189,659
Total Common Stocks (identified cost $14,564,581)		$ 16,671,635

Convertible Bonds — 0.7%
Security	Principal Amount (000's omitted)	Value
Gaming — 0.2%
DraftKings Holdings, Inc., 0.00%, 3/15/28	$3,900	$ 3,301,350
		$ 3,301,350
Homebuilders & Real Estate — 0.1%
Pebblebrook Hotel Trust, 1.75%, 12/15/26	$2,145	$ 1,957,742
		$ 1,957,742

14

High Income Opportunities Portfolio
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Utility — 0.4%
NextEra Energy Partners LP, 2.50%, 6/15/26(1)	$5,976	$ 5,619,185
		$ 5,619,185
Total Convertible Bonds (identified cost $10,921,629)		$ 10,878,277

Corporate Bonds — 81.8%
Security	Principal Amount* (000's omitted)		Value
Aerospace — 2.6%
Amentum Holdings, Inc., 7.25%, 8/1/32(1)		1,365	$ 1,415,030
Bombardier, Inc.:
7.00%, 6/1/32(1)		1,805	1,850,216
7.25%, 7/1/31(1)		1,980	2,048,128
7.875%, 4/15/27(1)		771	773,002
8.75%, 11/15/30(1)		2,575	2,793,272
BWX Technologies, Inc.:
4.125%, 6/30/28(1)		1,501	1,433,898
4.125%, 4/15/29(1)		1,266	1,200,407
Moog, Inc., 4.25%, 12/15/27(1)		2,796	2,667,996
Rolls-Royce PLC, 5.75%, 10/15/27(1)		6,537	6,675,016
Science Applications International Corp., 4.875%, 4/1/28(1)		4,042	3,968,441
TransDigm, Inc.:
4.625%, 1/15/29		1,677	1,594,117
5.50%, 11/15/27		4,164	4,130,842
6.375%, 3/1/29(1)		1,490	1,514,271
6.625%, 3/1/32(1)		2,410	2,453,812
6.75%, 8/15/28(1)		3,504	3,583,579
			$ 38,102,027
Air Transportation — 0.5%
VistaJet Malta Finance PLC/Vista Management Holding, Inc.:
6.375%, 2/1/30(1)		6,933	$ 5,942,135
9.50%, 6/1/28(1)		1,290	1,268,653
			$ 7,210,788
Automotive & Auto Parts — 2.4%
Belron U.K. Finance PLC, 5.75%, 10/15/29(1)		4,904	$ 4,917,290
Clarios Global LP/Clarios U.S. Finance Co.:
4.375%, 5/15/26(7)	EUR	2,958	3,217,846
8.50%, 5/15/27(1)		4,819	4,853,783
Security	Principal Amount* (000's omitted)		Value
Automotive & Auto Parts (continued)
Dana Financing Luxembourg SARL, 8.50%, 7/15/31(7)	EUR	2,500	$ 2,919,963
Ford Motor Co., 4.75%, 1/15/43		2,651	2,150,940
Ford Motor Credit Co. LLC:
2.90%, 2/16/28		568	521,777
3.625%, 6/17/31		2,065	1,795,074
Goodyear Tire & Rubber Co., 5.00%, 7/15/29		3,271	2,964,334
Real Hero Merger Sub 2, Inc., 6.25%, 2/1/29(1)		5,756	5,033,008
Wand NewCo 3, Inc., 7.625%, 1/30/32(1)		6,491	6,713,892
			$ 35,087,907
Banking & Thrifts — 0.2%
JPMorgan Chase & Co., Series HH, 4.60% to 2/1/25(8)(9)		2,385	$ 2,379,524
			$ 2,379,524
Broadcasting — 0.4%
Playtika Holding Corp., 4.25%, 3/15/29(1)		3,549	$ 3,205,361
Townsquare Media, Inc., 6.875%, 2/1/26(1)		2,659	2,651,539
			$ 5,856,900
Building Materials — 2.5%
AmeriTex HoldCo Intermediate LLC, 10.25%, 10/15/28(1)		3,920	$ 4,129,481
Builders FirstSource, Inc.:
4.25%, 2/1/32(1)		4,805	4,302,243
5.00%, 3/1/30(1)		2,685	2,567,668
CP Atlas Buyer, Inc., 7.00%, 12/1/28(1)		4,887	4,478,178
MIWD Holdco II LLC/MIWD Finance Corp., 5.50%, 2/1/30(1)		1,774	1,699,365
Smyrna Ready Mix Concrete LLC, 6.00%, 11/1/28(1)		6,410	6,363,311
Standard Industries, Inc.:
2.25%, 11/21/26(7)	EUR	2,443	2,573,048
3.375%, 1/15/31(1)		2,618	2,275,068
4.375%, 7/15/30(1)		2,932	2,696,540
6.50%, 8/15/32(1)		1,775	1,787,684
Summit Materials LLC/Summit Materials Finance Corp., 7.25%, 1/15/31(1)		4,473	4,651,987
			$ 37,524,573
Cable & Satellite TV — 1.5%
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.25%, 2/1/31(1)		1,361	$ 1,182,222
4.50%, 8/15/30(1)		7,170	6,409,721
4.50%, 5/1/32		995	847,389

15

High Income Opportunities Portfolio
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Cable & Satellite TV (continued)
CCO Holdings LLC/CCO Holdings Capital Corp.: (continued)
4.75%, 3/1/30(1)		4,255	$ 3,874,175
5.00%, 2/1/28(1)		1,895	1,835,514
5.375%, 6/1/29(1)		868	829,270
6.375%, 9/1/29(1)		3,715	3,681,132
CSC Holdings LLC, 11.75%, 1/31/29(1)		901	879,525
Directv Financing LLC/Directv Financing Co-Obligor, Inc., 5.875%, 8/15/27(1)		920	886,827
DISH Network Corp., 11.75%, 11/15/27(1)		2,454	2,585,018
			$ 23,010,793
Capital Goods — 2.9%
Arcosa, Inc., 6.875%, 8/15/32(1)		2,755	$ 2,830,228
Calderys Financing II LLC, 11.75%, (11.75% cash or 12.50% PIK), 6/1/28(1)(10)		3,540	3,583,538
Calderys Financing LLC, 11.25%, 6/1/28(1)		5,117	5,471,219
Chart Industries, Inc., 9.50%, 1/1/31(1)		4,318	4,646,375
CTEC II GmbH, 5.25%, 2/15/30(7)	EUR	3,700	3,722,899
Dornoch Debt Merger Sub, Inc., 6.625%, 10/15/29(1)		3,055	2,560,427
EMRLD Borrower LP/Emerald Co-Issuer, Inc., 6.625%, 12/15/30(1)		4,336	4,415,232
ESAB Corp., 6.25%, 4/15/29(1)		2,598	2,646,995
Madison IAQ LLC, 5.875%, 6/30/29(1)		5,256	4,990,244
Patrick Industries, Inc.:
4.75%, 5/1/29(1)		5,212	4,934,676
6.375%, 11/1/32(1)		2,740	2,712,108
7.50%, 10/15/27(1)		415	414,481
			$ 42,928,422
Chemicals — 2.4%
Avient Corp.:
6.25%, 11/1/31(1)		2,980	$ 2,990,683
7.125%, 8/1/30(1)		4,389	4,517,944
Compass Minerals International, Inc., 6.75%, 12/1/27(1)		4,248	4,191,300
Herens Holdco SARL, 4.75%, 5/15/28(1)		2,171	1,907,148
Herens Midco SARL, 5.25%, 5/15/29(7)	EUR	4,145	3,425,119
Nufarm Australia Ltd./Nufarm Americas, Inc., 5.00%, 1/27/30(1)		3,643	3,379,102
Olympus Water U.S. Holding Corp., 9.75%, 11/15/28(1)		7,592	8,063,911
SNF Group SACA:
2.625%, 2/1/29(7)	EUR	2,960	3,060,733
2.625%, 2/1/29(1)	EUR	250	258,508
Security	Principal Amount* (000's omitted)		Value
Chemicals (continued)
Valvoline, Inc., 3.625%, 6/15/31(1)		3,976	$ 3,449,585
WR Grace Holdings LLC, 4.875%, 6/15/27(1)		89	87,441
			$ 35,331,474
Consumer Products — 1.3%
Acushnet Co., 7.375%, 10/15/28(1)		6,279	$ 6,553,530
Edgewell Personal Care Co., 4.125%, 4/1/29(1)		2,936	2,743,861
Masterbrand, Inc., 7.00%, 7/15/32(1)		4,115	4,219,476
Spectrum Brands, Inc., 3.875%, 3/15/31(1)		552	486,095
Tempur Sealy International, Inc.:
3.875%, 10/15/31(1)		6,209	5,407,599
4.00%, 4/15/29(1)		805	742,576
			$ 20,153,137
Containers — 1.8%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC:
3.00%, 9/1/29(7)	EUR	2,650	$ 2,509,119
4.00%, 9/1/29(1)		2,949	2,589,685
Ball Corp.:
3.125%, 9/15/31		3,800	3,287,257
6.875%, 3/15/28		1,239	1,274,687
Berry Global, Inc., 5.625%, 7/15/27(1)		2,026	2,024,321
Canpack SA/Canpack U.S. LLC, 3.875%, 11/15/29(1)		3,826	3,483,992
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/26		2,415	2,366,161
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 2/1/26		2,500	2,483,726
Owens-Brockway Glass Container, Inc., 7.25%, 5/15/31(1)		3,215	3,166,052
Trivium Packaging Finance BV:
5.50%, 8/15/26(1)		2,613	2,592,440
8.50%, 8/15/27(1)		1,500	1,497,169
			$ 27,274,609
Diversified Financial Services — 3.3%
Ally Financial, Inc., Series B, 4.70% to 5/15/26(8)(9)		3,182	$ 2,872,522
Boost Newco Borrower LLC, 7.50%, 1/15/31(1)		4,384	4,625,908
Cargo Aircraft Management, Inc., 4.75%, 2/1/28(1)		3,714	3,547,071
CI Financial Corp., 4.10%, 6/15/51		3,520	2,462,980
Compass Group Diversified Holdings LLC, 5.25%, 4/15/29(1)		5,221	5,025,012
Focus Financial Partners LLC, 6.75%, 9/15/31(1)		3,150	3,131,541
Hightower Holding LLC, 9.125%, 1/31/30(1)		3,951	4,168,736

16

High Income Opportunities Portfolio
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)	Value
Diversified Financial Services (continued)
Jane Street Group/JSG Finance, Inc.:
4.50%, 11/15/29(1)	686	$ 649,559
6.125%, 11/1/32(1)	3,820	3,824,860
Macquarie Airfinance Holdings Ltd.:
6.40%, 3/26/29(1)	1,095	1,129,345
6.50%, 3/26/31(1)	1,325	1,377,689
8.125%, 3/30/29(1)	3,609	3,821,054
MSCI, Inc.:
3.625%, 9/1/30(1)	867	795,143
3.875%, 2/15/31(1)	2,176	2,010,163
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.:
2.875%, 10/15/26(1)	2,036	1,939,229
3.625%, 3/1/29(1)	5,288	4,875,323
4.00%, 10/15/33(1)	425	366,916
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 6.75%, 8/15/32(1)	2,755	2,828,666
		$ 49,451,717
Diversified Media — 1.4%
Arches Buyer, Inc.:
4.25%, 6/1/28(1)	1,901	$ 1,745,212
6.125%, 12/1/28(1)	4,486	3,953,285
Cars.com, Inc., 6.375%, 11/1/28(1)	3,521	3,513,678
Clear Channel Outdoor Holdings, Inc.:
7.75%, 4/15/28(1)	4,167	3,713,283
7.875%, 4/1/30(1)	2,891	2,950,115
Stagwell Global LLC, 5.625%, 8/15/29(1)	4,670	4,445,837
		$ 20,321,410
Energy — 7.3%
Aethon United BR LP/Aethon United Finance Corp., 7.50%, 10/1/29(1)	3,970	$ 4,000,244
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.75%, 3/1/27(1)	3,242	3,238,405
Civitas Resources, Inc., 8.625%, 11/1/30(1)	4,523	4,755,536
DT Midstream, Inc., 4.125%, 6/15/29(1)	4,231	3,976,286
Energy Transfer LP, 5.00%, 5/15/50	2,087	1,813,172
EQM Midstream Partners LP:
4.50%, 1/15/29(1)	2,111	2,033,690
4.75%, 1/15/31(1)	2,377	2,261,470
6.00%, 7/1/25(1)	410	410,768
6.50%, 7/1/27(1)	1,121	1,147,484
7.50%, 6/1/30(1)	3,031	3,261,895
Expand Energy Corp., 4.75%, 2/1/32	3,253	3,059,416
Security	Principal Amount* (000's omitted)	Value
Energy (continued)
Genesis Energy LP/Genesis Energy Finance Corp., 7.875%, 5/15/32	2,038	$ 2,038,254
Global Partners LP/GLP Finance Corp., 8.25%, 1/15/32(1)	3,778	3,857,946
Kinetik Holdings LP, 5.875%, 6/15/30(1)	5,259	5,223,011
Matador Resources Co., 6.50%, 4/15/32(1)	3,355	3,325,177
Nabors Industries Ltd., 7.50%, 1/15/28(1)	1,118	1,064,607
Parkland Corp.:
4.50%, 10/1/29(1)	2,371	2,204,452
4.625%, 5/1/30(1)	2,389	2,197,814
Permian Resources Operating LLC:
5.875%, 7/1/29(1)	4,933	4,867,049
6.25%, 2/1/33(1)	2,465	2,448,915
7.00%, 1/15/32(1)	2,551	2,604,311
Plains All American Pipeline LP, Series B, 9.49%, (3 mo. SOFR + 4.372%)(2)(8)	4,380	4,372,986
Precision Drilling Corp.:
6.875%, 1/15/29(1)	1,307	1,301,433
7.125%, 1/15/26(1)	674	673,553
SM Energy Co., 7.00%, 8/1/32(1)	2,805	2,784,052
Sunoco LP, 7.25%, 5/1/32(1)	2,835	2,953,591
Sunoco LP/Sunoco Finance Corp., 4.50%, 4/30/30	2,670	2,507,824
Superior Plus LP/Superior General Partner, Inc., 4.50%, 3/15/29(1)	2,921	2,697,564
Transocean Poseidon Ltd., 6.875%, 2/1/27(1)	929	929,572
Transocean, Inc., 8.75%, 2/15/30(1)	1,141	1,182,659
Venture Global LNG, Inc.:
7.00%, 1/15/30(1)	2,125	2,139,583
8.125%, 6/1/28(1)	2,233	2,318,944
8.375%, 6/1/31(1)	3,572	3,712,898
9.00% to 9/30/29(1)(8)(9)	6,193	6,196,500
9.50%, 2/1/29(1)	4,583	5,068,477
9.875%, 2/1/32(1)	3,217	3,513,453
Vital Energy, Inc.:
7.875%, 4/15/32(1)	1,956	1,880,972
9.75%, 10/15/30	2,151	2,271,594
Weatherford International Ltd., 8.625%, 4/30/30(1)	2,338	2,418,323
		$ 108,713,880
Entertainment & Film — 0.5%
Cinemark USA, Inc.:
5.25%, 7/15/28(1)	4,366	$ 4,288,657
7.00%, 8/1/32(1)	2,660	2,728,708
		$ 7,017,365

17

High Income Opportunities Portfolio
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)	Value
Environmental — 1.7%
Clean Harbors, Inc.:
4.875%, 7/15/27(1)	1,029	$ 1,014,188
5.125%, 7/15/29(1)	1,117	1,087,793
6.375%, 2/1/31(1)	1,470	1,482,448
GFL Environmental, Inc.:
3.50%, 9/1/28(1)	5,074	4,761,354
3.75%, 8/1/25(1)	669	662,881
4.75%, 6/15/29(1)	8,593	8,234,943
Reworld Holding Corp.:
4.875%, 12/1/29(1)	5,939	5,552,371
5.00%, 9/1/30	804	740,610
Wrangler Holdco Corp., 6.625%, 4/1/32(1)	1,795	1,834,756
		$ 25,371,344
Food & Drug Retail — 0.5%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC:
4.875%, 2/15/30(1)	1,808	$ 1,762,813
5.875%, 2/15/28(1)	1,807	1,811,534
Ingles Markets, Inc., 4.00%, 6/15/31(1)	4,305	3,845,871
		$ 7,420,218
Food, Beverage & Tobacco — 4.0%
BellRing Brands, Inc., 7.00%, 3/15/30(1)	3,553	$ 3,701,423
CD&R Smokey Buyer, Inc./Radio Systems Corp., 9.50%, 10/15/29(1)	3,655	3,706,791
Cerdia Finanz GmbH, 9.375%, 10/3/31(1)	5,034	5,189,802
Chobani Holdco II LLC, 8.75%, (8.75% cash or 9.50% PIK), 10/1/29(1)(10)	8,188	8,467,593
Chobani LLC/Chobani Finance Corp., Inc.:
4.625%, 11/15/28(1)	2,095	2,013,752
7.625%, 7/1/29(1)	5,419	5,656,186
Darling Ingredients, Inc., 6.00%, 6/15/30(1)	2,832	2,814,878
Performance Food Group, Inc.:
4.25%, 8/1/29(1)	5,135	4,811,486
5.50%, 10/15/27(1)	1,504	1,492,457
6.125%, 9/15/32(1)	2,560	2,573,911
Pilgrim's Pride Corp.:
3.50%, 3/1/32	3,553	3,112,130
6.875%, 5/15/34	1,755	1,909,061
Post Holdings, Inc., 6.25%, 2/15/32(1)	2,626	2,658,452
Triton Water Holdings, Inc., 6.25%, 4/1/29(1)	4,723	4,670,344
Security	Principal Amount* (000's omitted)		Value
Food, Beverage & Tobacco (continued)
U.S. Foods, Inc., 4.75%, 2/15/29(1)		3,511	$ 3,386,130
Viking Baked Goods Acquisition Corp., 8.625%, 11/1/31(1)(11)		3,470	3,467,628
			$ 59,632,024
Gaming — 2.3%
Allwyn Entertainment Financing U.K. PLC, 7.875%, 4/30/29(1)		6,939	$ 7,192,308
Caesars Entertainment, Inc.:
4.625%, 10/15/29(1)		784	735,522
6.00%, 10/15/32(1)		2,965	2,894,085
6.50%, 2/15/32(1)		2,354	2,388,698
7.00%, 2/15/30(1)		2,735	2,805,665
8.125%, 7/1/27(1)		887	904,956
Churchill Downs, Inc., 5.75%, 4/1/30(1)		4,102	4,041,585
Genting New York LLC/GENNY Capital, Inc., 7.25%, 10/1/29(1)		3,663	3,720,988
International Game Technology PLC:
4.125%, 4/15/26(1)		1,237	1,220,088
5.25%, 1/15/29(1)		2,340	2,300,801
6.25%, 1/15/27(1)		1,848	1,867,644
Jacobs Entertainment, Inc., 6.75%, 2/15/29(1)		1,734	1,708,104
Light & Wonder International, Inc., 7.00%, 5/15/28(1)		2,834	2,848,227
			$ 34,628,671
Healthcare — 8.6%
AHP Health Partners, Inc., 5.75%, 7/15/29(1)		3,547	$ 3,441,503
AMN Healthcare, Inc.:
4.00%, 4/15/29(1)		2,663	2,456,586
4.625%, 10/1/27(1)		1,423	1,372,320
athenahealth Group, Inc., 6.50%, 2/15/30(1)		9,649	9,132,418
Avantor Funding, Inc., 3.875%, 7/15/28(7)	EUR	4,400	4,775,008
CHS/Community Health Systems, Inc., 6.875%, 4/15/29(1)		3,515	2,972,123
Concentra Escrow Issuer Corp., 6.875%, 7/15/32(1)		1,215	1,248,324
Encompass Health Corp.:
4.625%, 4/1/31		2,543	2,395,139
4.75%, 2/1/30		1,044	1,004,825
Endo Finance Holdings, Inc., 8.50%, 4/15/31(1)		3,610	3,864,404
Fortrea Holdings, Inc., 7.50%, 7/1/30(1)		4,979	4,902,359
HealthEquity, Inc., 4.50%, 10/1/29(1)		5,380	5,133,932
Heartland Dental LLC/Heartland Dental Finance Corp., 10.50%, 4/30/28(1)		7,738	8,244,096
IQVIA, Inc.:
2.25%, 3/15/29(7)	EUR	1,816	1,863,270

18

High Income Opportunities Portfolio
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)	Value
Healthcare (continued)
IQVIA, Inc.: (continued)
5.00%, 5/15/27(1)	1,329	$ 1,313,088
6.50%, 5/15/30(1)	1,662	1,708,775
LifePoint Health, Inc.:
4.375%, 2/15/27(1)	2,687	2,607,399
5.375%, 1/15/29(1)	6,397	5,861,138
9.875%, 8/15/30(1)	1,665	1,823,393
10.00%, 6/1/32(1)	875	934,685
Medline Borrower LP, 5.25%, 10/1/29(1)	12,177	11,805,187
Molina Healthcare, Inc.:
3.875%, 11/15/30(1)	2,889	2,618,022
3.875%, 5/15/32(1)	2,207	1,958,506
Option Care Health, Inc., 4.375%, 10/31/29(1)	4,735	4,361,909
P&L Development LLC/PLD Finance Corp.:
7.75%, 11/15/25(1)	521	524,980
12.00%, (9.00% cash and 3.50% PIK or 12.00% cash), 5/15/29(1)(10)	1,710	1,725,326
Perrigo Finance Unlimited Co.:
4.90%, 6/15/30	4,350	4,121,138
4.90%, 12/15/44	1,242	996,695
Prestige Brands, Inc., 3.75%, 4/1/31(1)	1,821	1,624,644
Surgery Center Holdings, Inc., 7.25%, 4/15/32(1)	4,004	4,116,328
Team Health Holdings, Inc., 13.50%, (9.00% cash and 4.50% PIK), 6/30/28(1)(10)	4,011	4,522,402
Tenet Healthcare Corp.:
4.375%, 1/15/30	272	255,181
5.125%, 11/1/27	2,855	2,832,990
6.125%, 10/1/28	4,735	4,734,850
6.875%, 11/15/31	2,033	2,182,125
Teva Pharmaceutical Finance Netherlands III BV, 4.10%, 10/1/46	8,706	6,147,094
U.S. Acute Care Solutions LLC, 9.75%, 5/15/29(1)	4,415	4,508,713
Varex Imaging Corp., 7.875%, 10/15/27(1)	2,511	2,559,598
		$ 128,650,473
Homebuilders & Real Estate — 4.0%
Artera Services LLC, 8.50%, 2/15/31(1)	3,575	$ 3,546,507
Ashton Woods USA LLC/Ashton Woods Finance Co.:
4.625%, 8/1/29(1)	1,516	1,418,348
4.625%, 4/1/30(1)	2,510	2,313,766
Brundage-Bone Concrete Pumping Holdings, Inc., 6.00%, 2/1/26(1)	1,227	1,222,112
CTR Partnership LP/CareTrust Capital Corp., 3.875%, 6/30/28(1)	3,770	3,574,895
Cushman & Wakefield U.S. Borrower LLC:
6.75%, 5/15/28(1)	3,399	3,420,444
Security	Principal Amount* (000's omitted)	Value
Homebuilders & Real Estate (continued)
Cushman & Wakefield U.S. Borrower LLC: (continued)
8.875%, 9/1/31(1)	1,873	$ 2,019,692
Dycom Industries, Inc., 4.50%, 4/15/29(1)	1,923	1,818,076
Greystar Real Estate Partners LLC, 7.75%, 9/1/30(1)	5,638	5,912,994
HAT Holdings I LLC/HAT Holdings II LLC:
3.375%, 6/15/26(1)	2,442	2,359,740
3.75%, 9/15/30(1)	3,492	3,058,853
M/I Homes, Inc., 4.95%, 2/1/28	1,537	1,490,565
Meritage Homes Corp., 3.875%, 4/15/29(1)	2,282	2,132,444
National Health Investors, Inc., 3.00%, 2/1/31	3,117	2,674,503
New Home Co., Inc., 9.25%, 10/1/29(1)	9,125	9,572,371
Outfront Media Capital LLC/Outfront Media Capital Corp.:
4.25%, 1/15/29(1)	1,850	1,736,437
4.625%, 3/15/30(1)	1,687	1,570,559
7.375%, 2/15/31(1)	4,404	4,654,830
Pebblebrook Hotel LP/PEB Finance Corp., 6.375%, 10/15/29(1)	1,175	1,174,415
TopBuild Corp., 4.125%, 2/15/32(1)	2,753	2,456,956
VICI Properties LP/VICI Note Co., Inc.:
3.75%, 2/15/27(1)	543	525,350
4.125%, 8/15/30(1)	1,859	1,724,103
		$ 60,377,960
Insurance — 1.6%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer:
6.75%, 10/15/27(1)	7,360	$ 7,338,987
7.00%, 1/15/31(1)	1,797	1,810,591
7.375%, 10/1/32(1)	725	719,614
AmWINS Group, Inc., 4.875%, 6/30/29(1)	2,866	2,700,244
Jones Deslauriers Insurance Management, Inc., 10.50%, 12/15/30(1)	5,002	5,392,579
Panther Escrow Issuer LLC, 7.125%, 6/1/31(1)	2,605	2,669,423
Ryan Specialty LLC, 5.875%, 8/1/32(1)	2,605	2,598,578
		$ 23,230,016
Leisure — 3.2%
Boyne USA, Inc., 4.75%, 5/15/29(1)	3,280	$ 3,130,498
Carnival Corp.:
5.75%, 3/1/27(1)	4,215	4,230,279
6.00%, 5/1/29(1)	4,252	4,261,867
Life Time, Inc.:
5.75%, 1/15/26(1)	1,452	1,452,109
8.00%, 4/15/26(1)	5,820	5,852,205

19

High Income Opportunities Portfolio
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)	Value
Leisure (continued)
NCL Corp. Ltd.:
5.875%, 3/15/26(1)	3,134	$ 3,132,530
5.875%, 2/15/27(1)	946	945,658
7.75%, 2/15/29(1)	4,422	4,694,714
NCL Finance Ltd., 6.125%, 3/15/28(1)	2,415	2,431,765
Royal Caribbean Cruises Ltd.:
3.70%, 3/15/28	1,390	1,325,631
6.00%, 2/1/33(1)	2,920	2,939,754
6.25%, 3/15/32(1)	2,668	2,721,750
Speedway Motorsports LLC/Speedway Funding II, Inc., 4.875%, 11/1/27(1)	2,674	2,615,540
Viking Cruises Ltd.:
5.875%, 9/15/27(1)	5,004	4,975,537
6.25%, 5/15/25(1)	1,820	1,821,823
7.00%, 2/15/29(1)	753	759,453
Viking Ocean Cruises Ship VII Ltd., 5.625%, 2/15/29(1)	521	514,219
		$ 47,805,332
Metals & Mining — 2.4%
Arsenal AIC Parent LLC, 11.50%, 10/1/31(1)	7,180	$ 7,998,441
Eldorado Gold Corp., 6.25%, 9/1/29(1)	2,968	2,922,942
First Quantum Minerals Ltd., 9.375%, 3/1/29(1)	4,842	5,153,839
Freeport-McMoRan, Inc., 5.45%, 3/15/43	2,400	2,305,469
Hudbay Minerals, Inc.:
4.50%, 4/1/26(1)	3,109	3,073,073
6.125%, 4/1/29(1)	2,069	2,085,879
New Gold, Inc., 7.50%, 7/15/27(1)	3,006	3,056,777
Novelis Corp.:
3.25%, 11/15/26(1)	1,755	1,689,791
4.75%, 1/30/30(1)	3,948	3,701,792
Roller Bearing Co. of America, Inc., 4.375%, 10/15/29(1)	3,847	3,619,394
		$ 35,607,397
Paper — 0.0%(12)
Enviva Partners LP/Enviva Partners Finance Corp., 6.50%, 1/15/26(1)(13)	2,404	$ 613,020
		$ 613,020
Publishing & Printing — 0.8%
Cimpress PLC, 7.375%, 9/15/32(1)	2,375	$ 2,341,142
McGraw-Hill Education, Inc.:
5.75%, 8/1/28(1)	2,844	2,790,346
7.375%, 9/1/31(1)	1,930	1,978,430
Security	Principal Amount* (000's omitted)	Value
Publishing & Printing (continued)
McGraw-Hill Education, Inc.: (continued)
8.00%, 8/1/29(1)	4,116	$ 4,146,964
		$ 11,256,882
Railroad — 0.2%
Watco Cos. LLC/Watco Finance Corp., 7.125%, 8/1/32(1)	3,015	$ 3,110,998
		$ 3,110,998
Restaurant — 1.1%
1011778 BC ULC/New Red Finance, Inc.:
3.875%, 1/15/28(1)	1,761	$ 1,679,877
4.00%, 10/15/30(1)	5,316	4,806,354
Raising Cane's Restaurants LLC, 9.375%, 5/1/29(1)	6,406	6,893,676
Yum! Brands, Inc., 3.625%, 3/15/31	4,067	3,687,318
		$ 17,067,225
Services — 6.4%
Adtalem Global Education, Inc., 5.50%, 3/1/28(1)	3,652	$ 3,578,891
Allied Universal Holdco LLC, 7.875%, 2/15/31(1)	1,600	1,629,661
Allied Universal Holdco LLC/Allied Universal Finance Corp.:
6.00%, 6/1/29(1)	3,432	3,143,682
9.75%, 7/15/27(1)	3,222	3,232,001
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL:
4.625%, 6/1/28(1)	1,961	1,838,095
4.625%, 6/1/28(1)	2,687	2,522,632
APi Group DE, Inc., 4.75%, 10/15/29(1)	4,707	4,471,564
BCPE Empire Holdings, Inc., 7.625%, 5/1/27(1)	4,213	4,242,226
Clarivate Science Holdings Corp., 4.875%, 7/1/29(1)	3,878	3,668,864
EquipmentShare.com, Inc., 8.625%, 5/15/32(1)	1,998	2,063,660
Gartner, Inc.:
3.625%, 6/15/29(1)	605	565,194
3.75%, 10/1/30(1)	2,100	1,933,141
4.50%, 7/1/28(1)	1,449	1,415,168
GEO Group, Inc., 10.25%, 4/15/31	6,000	6,435,378
Imola Merger Corp., 4.75%, 5/15/29(1)	7,106	6,876,073
Korn Ferry, 4.625%, 12/15/27(1)	4,249	4,146,630
Neptune Bidco U.S., Inc., 9.29%, 4/15/29(1)	1,850	1,730,182
NESCO Holdings II, Inc., 5.50%, 4/15/29(1)	3,726	3,471,205
Ritchie Bros Holdings, Inc.:
6.75%, 3/15/28(1)	2,405	2,469,142
7.75%, 3/15/31(1)	972	1,025,305

20

High Income Opportunities Portfolio
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)	Value
Services (continued)
Specialty Building Products Holdings LLC/SBP Finance Corp., 7.75%, 10/15/29(1)	5,531	$ 5,645,941
Summer BC Bidco B LLC, 5.50%, 10/31/26(1)	3,354	3,307,808
VT Topco, Inc., 8.50%, 8/15/30(1)	5,167	5,442,949
WASH Multifamily Acquisition, Inc., 5.75%, 4/15/26(1)	5,051	5,043,784
WESCO Distribution, Inc.:
6.375%, 3/15/29(1)	2,007	2,050,425
6.625%, 3/15/32(1)	3,343	3,429,902
7.25%, 6/15/28(1)	1,743	1,785,435
White Cap Buyer LLC, 6.875%, 10/15/28(1)	3,243	3,256,559
White Cap Parent LLC, 8.25%, (8.25% cash or 9.00% PIK), 3/15/26(1)(10)	1,481	1,483,777
Windsor Holdings III LLC, 8.50%, 6/15/30(1)	4,082	4,301,051
		$ 96,206,325
Steel — 0.8%
Allegheny Ludlum LLC, 6.95%, 12/15/25	2,155	$ 2,195,499
ATI, Inc., 5.875%, 12/1/27	1,420	1,409,952
Big River Steel LLC/BRS Finance Corp., 6.625%, 1/31/29(1)	1,292	1,305,494
Cleveland-Cliffs, Inc., 7.375%, 5/1/33(1)	3,655	3,685,373
TMS International Corp., 6.25%, 4/15/29(1)	3,829	3,708,120
		$ 12,304,438
Super Retail — 3.0%
Asbury Automotive Group, Inc.:
4.625%, 11/15/29(1)	839	$ 786,261
4.75%, 3/1/30	743	699,818
5.00%, 2/15/32(1)	2,334	2,151,894
Bath & Body Works, Inc.:
6.75%, 7/1/36	694	698,622
6.875%, 11/1/35	2,146	2,181,061
6.95%, 3/1/33	1,621	1,609,410
9.375%, 7/1/25(1)	289	296,311
Cougar JV Subsidiary LLC, 8.00%, 5/15/32(1)	4,430	4,635,162
Evergreen AcqCo 1 LP/TVI, Inc., 9.75%, 4/26/28(1)	3,177	3,345,994
Group 1 Automotive, Inc.:
4.00%, 8/15/28(1)	1,497	1,406,776
6.375%, 1/15/30(1)	1,200	1,208,380
Ken Garff Automotive LLC, 4.875%, 9/15/28(1)	2,048	1,987,994
LCM Investments Holdings II LLC:
4.875%, 5/1/29(1)	2,840	2,686,155
8.25%, 8/1/31(1)	529	552,878
Security	Principal Amount* (000's omitted)	Value
Super Retail (continued)
Lithia Motors, Inc.:
3.875%, 6/1/29(1)	905	$ 831,343
4.375%, 1/15/31(1)	3,144	2,879,304
Mavis Tire Express Services Topco Corp., 6.50%, 5/15/29(1)	6,882	6,601,275
NMG Holding Co., Inc./Neiman Marcus Group LLC, 8.50%, 10/1/28(1)	3,429	3,489,376
PetSmart, Inc./PetSmart Finance Corp., 4.75%, 2/15/28(1)	2,825	2,688,659
Sonic Automotive, Inc.:
4.625%, 11/15/29(1)	1,961	1,802,313
4.875%, 11/15/31(1)	1,634	1,470,633
William Carter Co., 5.625%, 3/15/27(1)	1,510	1,502,506
		$ 45,512,125
Technology — 3.3%
Ciena Corp., 4.00%, 1/31/30(1)	3,592	$ 3,317,617
Cloud Software Group, Inc.:
6.50%, 3/31/29(1)	3,276	3,202,057
9.00%, 9/30/29(1)	7,346	7,350,989
Coherent Corp., 5.00%, 12/15/29(1)	2,385	2,289,926
Fair Isaac Corp., 4.00%, 6/15/28(1)	2,227	2,116,937
Insight Enterprises, Inc., 6.625%, 5/15/32(1)	3,348	3,425,426
McAfee Corp., 7.375%, 2/15/30(1)	4,531	4,372,021
ON Semiconductor Corp., 3.875%, 9/1/28(1)	3,132	2,940,085
Open Text Corp., 3.875%, 2/15/28(1)	1,596	1,502,623
Open Text Holdings, Inc., 4.125%, 2/15/30(1)	1,481	1,360,794
Seagate HDD Cayman:
4.091%, 6/1/29	803	757,794
9.625%, 12/1/32	3,932	4,484,835
Sensata Technologies, Inc.:
3.75%, 2/15/31(1)	3,219	2,875,713
6.625%, 7/15/32(1)	1,225	1,242,181
SS&C Technologies, Inc., 5.50%, 9/30/27(1)	3,481	3,469,532
VM Consolidated, Inc., 5.50%, 4/15/29(1)	4,657	4,507,915
		$ 49,216,445
Telecommunications — 2.2%
Altice Financing SA:
5.00%, 1/15/28(1)	1,945	$ 1,646,804
5.75%, 8/15/29(1)	1,253	1,029,065
Connect Finco SARL/Connect U.S. Finco LLC, 9.00%, 9/15/29(1)	5,345	5,083,620
Iliad Holding SASU:
6.50%, 10/15/26(1)	1,659	1,673,553

21

High Income Opportunities Portfolio
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Telecommunications (continued)
Iliad Holding SASU: (continued)
7.00%, 10/15/28(1)		1,592	$ 1,613,819
8.50%, 4/15/31(1)		1,825	1,945,552
Sable International Finance Ltd., 7.125%, 10/15/32(1)		1,678	1,687,959
Virgin Media Finance PLC, 5.00%, 7/15/30(1)		2,529	2,177,189
Virgin Media Vendor Financing Notes III DAC, 4.875%, 7/15/28(7)	GBP	1,106	1,332,543
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 7/15/28(1)		2,420	2,322,089
Vmed O2 U.K. Financing I PLC:
4.75%, 7/15/31(1)		2,232	1,935,133
7.75%, 4/15/32(1)		1,550	1,553,808
Zegona Finance PLC, 8.625%, 7/15/29(1)		4,846	5,130,703
Ziggo Bond Co. BV, 5.125%, 2/28/30(1)		984	891,604
Ziggo BV, 4.875%, 1/15/30(1)		2,756	2,558,256
			$ 32,581,697
Transport Excluding Air & Rail — 0.3%
Seaspan Corp., 5.50%, 8/1/29(1)		4,486	$ 4,271,296
			$ 4,271,296
Utility — 4.4%
Alpha Generation LLC, 6.75%, 10/15/32(1)		6,176	$ 6,266,652
Atlantica Sustainable Infrastructure PLC, 4.125%, 6/15/28(1)		1,825	1,741,453
California Buyer Ltd./Atlantica Sustainable Infrastructure PLC, 6.375%, 2/15/32(1)(11)		3,055	3,035,797
Calpine Corp.:
4.50%, 2/15/28(1)		1,810	1,744,457
4.625%, 2/1/29(1)		2,060	1,955,287
5.00%, 2/1/31(1)		420	396,822
5.125%, 3/15/28(1)		4,304	4,210,431
Ferrellgas LP/Ferrellgas Finance Corp., 5.875%, 4/1/29(1)		5,178	4,838,155
Leeward Renewable Energy Operations LLC, 4.25%, 7/1/29(1)		2,400	2,247,584
NextEra Energy Operating Partners LP, 4.50%, 9/15/27(1)		3,066	2,945,949
NRG Energy, Inc.:
3.875%, 2/15/32(1)		3,164	2,812,014
6.00%, 2/1/33(1)		3,295	3,278,822
6.25%, 11/1/34(1)		2,200	2,199,058
10.25% to 3/15/28(1)(8)(9)		3,556	3,927,542
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 8/15/28(1)		2,196	2,095,481
Security	Principal Amount* (000's omitted)	Value
Utility (continued)
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 6/1/31(1)	3,568	$ 3,276,308
TerraForm Power Operating LLC, 5.00%, 1/31/28(1)	3,331	3,257,238
TransAlta Corp., 7.75%, 11/15/29	3,684	3,893,446
Vistra Operations Co. LLC:
4.375%, 5/1/29(1)	2,094	1,994,948
5.00%, 7/31/27(1)	5,778	5,705,599
6.875%, 4/15/32(1)	3,490	3,611,467
		$ 65,434,510
Total Corporate Bonds (identified cost $1,215,758,471)		$1,220,662,922

Exchange-Traded Funds — 1.2%
Security	Shares	Value
Fixed Income Funds — 1.2%
iShares Broad USD High Yield Corporate Bond ETF	484,903	$ 18,004,448
Total Exchange-Traded Funds (identified cost $18,143,951)		$ 18,004,448

Preferred Stocks — 0.7%
Security	Principal Amount/ Shares	Value
Insurance — 0.3%
AH Parent, Inc. (Alliant), Series A, 10% cash or 10.50% PIK(5)(6)	$4,170,000	$ 4,117,183
		$ 4,117,183
Services — 0.4%
WESCO International, Inc., Series A, 10.625% to 6/22/25(9)	241,149	$ 6,269,874
		$ 6,269,874
Total Preferred Stocks (identified cost $10,665,041)		$ 10,387,057

22

High Income Opportunities Portfolio
October 31, 2024
Portfolio of Investments — continued

Senior Floating-Rate Loans — 7.7%(14)
Borrower/Description	Principal Amount (000's omitted)		Value
Aerospace — 0.1%
TransDigm, Inc., Term Loan, 7.354%, (SOFR + 2.75%), 8/24/28		1,683	$ 1,688,983
			$ 1,688,983
Automotive & Auto Parts — 0.8%
Clarios Global LP:
Term Loan, 6.102%, (EURIBOR + 3.00%), 7/16/31(15)	EUR	7,520	$ 8,178,177
Term Loan, 7.185%, (SOFR + 2.50%), 5/6/30		3,328	3,335,628
			$ 11,513,805
Broadcasting — 0.3%
ABG Intermediate Holdings 2 LLC:
Term Loan, 7.447%, (SOFR + 2.75%), 12/21/28		3,207	$ 3,218,277
Term Loan, 12/21/28(16)		460	461,880
			$ 3,680,157
Building Materials — 0.4%
Associated Materials, Inc., Term Loan, 10.685%, (SOFR + 6.00%), 3/8/29		5,217	$ 5,112,325
			$ 5,112,325
Capital Goods — 0.2%
EMRLD Borrower LP, Term Loan, 7.557%, (SOFR + 2.50%), 5/31/30		3,316	$ 3,318,369
			$ 3,318,369
Energy — 0.6%
Epic Y-Grade Services LP, Term Loan, 10.601%, (SOFR + 5.75%), 6/29/29		6,743	$ 6,744,578
New Generation Gas Gathering LLC, Term Loan, 10.335%, (SOFR + 5.75%), 9/30/29		1,741	1,700,076
			$ 8,444,654
Food, Beverage & Tobacco — 0.3%
Triton Water Holdings, Inc., Term Loan, 8.115%, (SOFR + 3.25%), 3/31/28		4,710	$ 4,719,458
			$ 4,719,458
Gaming — 0.4%
Peninsula Pacific Entertainment LLC, Term Loan, 13.00%, 12/24/29(4)(17)		2,673	$ 2,673,389
Borrower/Description	Principal Amount (000's omitted)	Value
Gaming (continued)
Spectacle Gary Holdings LLC, Term Loan, 9.035%, (SOFR + 4.25%), 12/11/28	3,933	$ 3,916,371
		$ 6,589,760
Healthcare — 0.9%
athenahealth Group, Inc., Term Loan, 7.935%, (SOFR + 3.25%), 2/15/29	1,754	$ 1,751,680
Endo Luxembourg Finance Co. I SARL, Term Loan, 9.245%, (SOFR + 4.50%), 4/23/31	2,205	2,209,961
Pluto Acquisition I, Inc.:
Term Loan, 10.253%, (SOFR + 5.50%), 6/20/28	987	996,709
Term Loan - Second Lien, 9.132%, (SOFR + 4.00%), 9/20/28	3,532	3,262,813
Team Health Holdings, Inc., Term Loan, 9.836%, (SOFR + 5.25%), 3/2/27(15)	5,887	5,774,887
		$ 13,996,050
Insurance — 0.5%
Truist Insurance Holdings LLC, Term Loan - Second Lien, 9.354%, (SOFR + 4.75%), 5/6/32	7,045	$ 7,159,481
		$ 7,159,481
Leisure — 0.4%
Peloton Interactive, Inc., Term Loan, 10.685%, (SOFR + 6.00%), 5/23/29	5,490	$ 5,574,883
		$ 5,574,883
Paper — 0.1%
Enviva Partners LP/Fin C:
DIP Loan, 11.025%, (SOFR + 8.00%), 12/13/24(18)	801	$ 821,095
Term Loan, 12.804%, (SOFR + 8.00%), 12/13/24	481	781,042
		$ 1,602,137
Restaurant — 0.5%
IRB Holding Corp., Term Loan, 7.535%, (SOFR + 2.75%), 12/15/27	7,906	$ 7,913,378
		$ 7,913,378
Services — 0.5%
AlixPartners LLP, Term Loan, 7.30%, (SOFR + 2.50%), 2/4/28	7,063	$ 7,080,233
		$ 7,080,233

23

High Income Opportunities Portfolio
October 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Super Retail — 0.7%
Hanesbrands, Inc., Term Loan, 6.785%, (SOFR + 2.00%), 11/19/26	1,795	$ 1,790,823
Mavis Tire Express Services Corp., Term Loan, 8.185%, (SOFR + 3.50%), 5/4/28	2,341	2,350,023
Petco Health & Wellness Co., Inc., Term Loan, 8.115%, (SOFR + 3.25%), 3/3/28	3,922	3,739,813
PetSmart, Inc., Term Loan, 8.535%, (SOFR + 3.75%), 2/11/28	2,299	2,287,538
		$ 10,168,197
Technology — 1.0%
Cloud Software Group, Inc., Term Loan, 8.604%, (SOFR + 4.00%), 3/30/29(15)	1,810	$ 1,811,821
Fortress Intermediate 3, Inc., Term Loan, 8.435%, (SOFR + 3.75%), 6/27/31	10,115	10,124,488
McAfee LLC, Term Loan, 8.10%, (SOFR + 3.25%), 3/1/29	998	997,811
Riverbed Technology, Inc., Term Loan, 9.104%, (SOFR + 4.50%), 7.104% cash, 2.00% PIK, 7/1/28	510	316,436
Travelport Finance (Luxembourg) SARL, Term Loan, 12.855%, (SOFR + 8.26%), 9/30/28	2,562	2,200,050
		$ 15,450,606
Total Senior Floating-Rate Loans (identified cost $113,333,230)		$ 114,012,476

Miscellaneous — 0.2%
Security	Principal Amount/ Shares	Value
Diversified Financial Services — 0.0%
ACC Claims Holdings LLC(4)	8,415,190	$ 0
		$ 0
Diversified Media — 0.0%
National CineMedia, Inc., Escrow Certificates(4)(6)	$1,660,000	$ 0
		$ 0
Gaming — 0.2%
PGP Investors, LLC, Membership Interests(4)(5)(6)	15,849	$ 2,695,104
		$ 2,695,104
Security	Principal Amount/ Shares	Value
Healthcare — 0.0%
Endo Design LLC, Escrow Certificates(4)(6)	$1,153,000	$ 0
Endo Luxembourg Finance SARL, Escrow Certificates(4)(6)	2,774,000	0
		$ 0
Services — 0.0%
Hertz Corp., Escrow Certificates(1)(6)	$502,000	$ 86,595
		$ 86,595
Total Miscellaneous (identified cost $0)		$ 2,781,699

Short-Term Investments — 3.3%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.78%(19)	49,686,239	$ 49,686,239
Total Short-Term Investments (identified cost $49,686,239)		$ 49,686,239
Total Investments — 98.6% (identified cost $1,460,745,930)		$1,470,828,621
Less Unfunded Loan Commitments — (0.0)%(12)		$ (160,214)
Net Investments — 98.6% (identified cost $1,460,585,716)		$1,470,668,407
Other Assets, Less Liabilities — 1.4%		$ 21,121,756
Net Assets — 100.0%		$1,491,790,163
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
*	In U.S. dollars unless otherwise indicated.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2024, the aggregate value of these securities is $1,111,237,307 or 74.5% of the Portfolio's net assets.
(2)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2024.
(3)	When-issued, variable rate security whose interest rate will be determined after October 31, 2024.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).
(5)	Restricted security (see Note 5).

24

High Income Opportunities Portfolio
October 31, 2024
Portfolio of Investments — continued

(6)	Non-income producing security.
(7)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2024, the aggregate value of these securities is $29,399,548 or 2.0% of the Portfolio's net assets.
(8)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(9)	Security converts to variable rate after the indicated fixed-rate coupon period.
(10)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.
(11)	When-issued security.
(12)	Amount is less than 0.05% or (0.05)%, as applicable.
(13)	Issuer is in default with respect to interest and/or principal payments and is non-income producing.
(14)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(15)	The stated interest rate represents the weighted average interest rate at October 31, 2024 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.
(16)	This Senior Loan will settle after October 31, 2024, at which time the interest rate will be determined.
(17)	Fixed-rate loan.
(18)	Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. At October 31, 2024, the total value of unfunded loan commitments is $164,219. See Note 1F for description.
(19)	May be deemed to be an affiliated investment company (see Note 8). The rate shown is the annualized seven-day yield as of October 31, 2024.

Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	3,903,141	EUR	3,586,640	Citibank, N.A.	1/31/25	$ —	$ (13,187)
USD	15,823,184	EUR	14,573,600	State Street Bank and Trust Company	1/31/25	—	(90,035)
USD	17,238,728	EUR	15,873,830	State Street Bank and Trust Company	1/31/25	—	(94,239)
USD	1,362,690	GBP	1,047,923	State Street Bank and Trust Company	1/31/25	11,812	—
						$11,812	$(197,461)
Abbreviations:
DIP	– Debtor In Possession
EURIBOR	– Euro Interbank Offered Rate
OTC	– Over-the-counter
PIK	– Payment In Kind
SOFR	– Secured Overnight Financing Rate
Currency Abbreviations:
EUR	– Euro
GBP	– British Pound Sterling
USD	– United States Dollar

25

High Income Opportunities Portfolio
October 31, 2024
Statement of Assets and Liabilities

October 31, 2024
Assets
Unaffiliated investments, at value (identified cost $1,410,899,477)	$1,420,982,168
Affiliated investments, at value (identified cost $49,686,239)	49,686,239
Cash	734,024
Foreign currency, at value (identified cost $89,938)	90,113
Interest receivable	19,727,736
Dividends receivable from affiliated investments	273,853
Receivable for investments sold	10,377,613
Receivable for open forward foreign currency exchange contracts	11,812
Trustees' deferred compensation plan	220,011
Total assets	$1,502,103,569
Liabilities
Payable for investments purchased	$1,417,073
Payable for when-issued securities	7,532,194
Payable for open forward foreign currency exchange contracts	197,461
Payable to affiliates:
Investment adviser fee	581,504
Trustees' fees	7,257
Trustees' deferred compensation plan	220,011
Accrued expenses	357,906
Total liabilities	$10,313,406
Net Assets applicable to investors' interest in Portfolio	$1,491,790,163
26
See Notes to Financial Statements.

High Income Opportunities Portfolio
October 31, 2024
Statement of Operations

Year Ended
October 31, 2024
Investment Income
Dividend income (net of foreign taxes withheld of $1,450)	$1,116,256
Dividend income from affiliated investments	3,095,146
Interest income	87,361,249
Other income	244,276
Total investment income	$91,816,927
Expenses
Investment adviser fee	$6,335,862
Trustees’ fees and expenses	84,317
Custodian fee	331,969
Legal and accounting services	143,030
Miscellaneous	29,095
Total expenses	$6,924,273
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$87,973
Total expense reductions	$87,973
Net expenses	$6,836,300
Net investment income	$84,980,627
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$(18,203,876)
Foreign currency transactions	11,004
Forward foreign currency exchange contracts	(72,446)
Net realized loss	$(18,265,318)
Change in unrealized appreciation (depreciation):
Investments	$111,625,813
Foreign currency	5,397
Forward foreign currency exchange contracts	(187,397)
Net change in unrealized appreciation (depreciation)	$111,443,813
Net realized and unrealized gain	$93,178,495
Net increase in net assets from operations	$178,159,122
27
See Notes to Financial Statements.

High Income Opportunities Portfolio
October 31, 2024
Statements of Changes in Net Assets

	Year Ended October 31,
	2024	2023
Increase (Decrease) in Net Assets
From operations:
Net investment income	$84,980,627	$65,174,311
Net realized gain (loss)	(18,265,318)	10,565,317
Net change in unrealized appreciation (depreciation)	111,443,813	(10,425,382)
Net increase in net assets from operations	$178,159,122	$65,314,246
Capital transactions:
Contributions	$424,870,583	$295,215,386
Withdrawals	(202,065,219)	(289,977,325)
Net increase in net assets from capital transactions	$222,805,364	$5,238,061
Net increase in net assets	$400,964,486	$70,552,307
Net Assets
At beginning of year	$1,090,825,677	$1,020,273,370
At end of year	$1,491,790,163	$1,090,825,677
28
See Notes to Financial Statements.

High Income Opportunities Portfolio
October 31, 2024
Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2024	2023	2022	2021	2020
Ratios (as a percentage of average daily net assets):(1)
Total expenses	0.52%	0.53%	0.49%	0.49%	0.51%
Net expenses	0.51%(2)	0.53%(2)	0.49%(2)	0.49%	0.51%
Net investment income	6.36%	6.07%	4.82%	4.78%	5.26%
Portfolio Turnover	43%	29%	19%	64%	67%
Total Return	14.95%	6.66%	(8.20)%	13.11%	1.69%
Net assets, end of year (000’s omitted)	$1,491,790	$1,090,826	$1,020,273	$1,000,095	$949,751
(1)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
(2)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Portfolio's investment in the Liquidity Fund (equal to less than 0.01%, less than 0.01% and less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022, respectively).
29
See Notes to Financial Statements.

High Income Opportunities Portfolio
October 31, 2024
Notes to Financial Statements

1  Significant Accounting Policies
High Income Opportunities Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Portfolio also seeks growth of capital as a secondary investment objective. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2024, Eaton Vance High Income Opportunities Fund, Eaton Vance Strategic Income Fund (formerly, Eaton Vance Short Duration Strategic Income Fund), Eaton Vance Floating-Rate & High Income Fund and Eaton Vance International (Cayman Islands) Strategic Income Fund (formerly, Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund) held an interest of 71.0%, 7.7%, 20.9% and 0.4%, respectively, in the Portfolio.
The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Senior Loans, for which a valuation is not available or deemed unreliable, are fair valued by the investment adviser utilizing one or more of the valuation techniques described below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower's assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.
Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Portfolio’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities,
30

High Income Opportunities Portfolio
October 31, 2024
Notes to Financial Statements — continued

quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees in connection with investments in senior floating-rate loans may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned and included in Other income on the Statement of Operations. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.
D  Federal Taxes—The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.
As of October 31, 2024, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
F  Unfunded Loan Commitments—The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower's discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2024, the Portfolio had sufficient cash and/or securities to cover these commitments.
G  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
H  Indemnifications—Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.
I  Forward Foreign Currency Exchange Contracts—The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.
J  When-Issued Securities and Delayed Delivery Transactions—The Portfolio may purchase securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract.
31

High Income Opportunities Portfolio
October 31, 2024
Notes to Financial Statements — continued

2  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Portfolio. The investment adviser fee is based upon a percentage of total daily net assets plus a percentage of total daily gross income as follows and is payable monthly:
Total Daily Net Assets	Annual Asset Rate	Daily Income Rate
Up to $500 million	0.300%	3.000%
$500 million but less than $1 billion	0.275%	2.750%
$1 billion but less than $1.5 billion	0.250%	2.500%
$1.5 billion but less than $2 billion	0.225%	2.250%
$2 billion but less than $3 billion	0.200%	2.000%
$3 billion and over	0.175%	1.750%
For the year ended October 31, 2024, the Portfolio’s investment adviser fee amounted to $6,335,862 or 0.47% of the Portfolio's average daily net assets. Pursuant to an investment sub-advisory agreement, BMR has delegated a portion of the investment management of the Portfolio to Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of BMR. BMR pays EVAIL a portion of its investment adviser fee for sub-advisory services provided to the Portfolio. The Portfolio may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Portfolio is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Fund. For the year ended October 31, 2024, the investment adviser fee paid was reduced by $87,973 relating to the Portfolio’s investment in the Liquidity Fund.
Trustees and officers of the Portfolio who are members of BMR’s organization receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Portfolio are officers of the above organization.
3  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $832,202,800 and $545,105,214, respectively, for the year ended October 31, 2024.
4  Federal Income Tax Basis of Investments
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2024, as determined on a federal income tax basis, were as follows:
Aggregate cost	$1,470,442,192
Gross unrealized appreciation	$25,955,943
Gross unrealized depreciation	(25,729,728)
Net unrealized appreciation	$226,215
32

High Income Opportunities Portfolio
October 31, 2024
Notes to Financial Statements — continued

5  Restricted Securities
At October 31, 2024, the Portfolio owned the following securities (representing 0.6% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees’ valuation designee.
Description	Date(s) of Acquisition	Principal Amount/ Shares	Cost	Value
Common Stocks
Ascent CNR Corp., Class A	4/25/16, 11/16/16	6,273,462	$ 0	$1,756,569
iFIT Health and Fitness, Inc.	10/6/22	514,080	1,799,280	0
New Cotai Participation Corp., Class B	4/12/13	7	216,125	0
Total Common Stocks			$2,015,405	$1,756,569
Miscellaneous
PGP Investors, LLC, Membership Interests	2/18/15, 4/23/18, 12/17/21	15,849	$ 0	$2,695,104
Total Miscellaneous			$0	$2,695,104
Preferred Stocks
AH Parent, Inc. (Alliant), Series A	09/25/24	$4,170,000	$4,107,450	$4,117,183
Total Preferred Stocks			$4,107,450	$4,117,183
Total Restricted Securities			$6,122,855	$8,568,856
6  Financial Instruments
The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2024 is included in the Portfolio of Investments. At October 31, 2024, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.
The Portfolio is subject to foreign exchange risk in the normal course of pursuing its investment objectives. Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts.
The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2024, the fair value of derivatives with credit-related contingent features in a net liability position was $197,461. At October 31, 2024, there were no assets pledged by the Portfolio for such liability.
The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or
33

High Income Opportunities Portfolio
October 31, 2024
Notes to Financial Statements — continued

prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.
The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2024 was as follows:
Fair Value
Derivative	Asset Derivative	Liability Derivative
Forward foreign currency exchange contracts	$11,812(1)	$(197,461)(2)
(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.
(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts.
The Portfolio's derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of October 31, 2024.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
State Street Bank and Trust Company	$11,812	$(11,812)	$ —	$ —	$ —

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)
Citibank, N.A.	$(13,187)	$ —	$ —	$ —	$(13,187)
State Street Bank and Trust Company	(184,274)	11,812	—	—	(172,462)
	$(197,461)	$11,812	$ —	$ —	$(185,649)
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.
34

High Income Opportunities Portfolio
October 31, 2024
Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2024 was as follows:
Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)
Forward foreign currency exchange contracts	$(72,446)	$(187,397)
(1)	Statement of Operations location: Net realized gain (loss): Forward foreign currency exchange contracts.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation): Forward foreign currency exchange contracts.
The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended October 31, 2024, which is indicative of the volume of this derivative type, was approximately $27,746,000.
7  Line of Credit
The Portfolio participates with other portfolios and funds managed by BMR and its affiliates in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 21, 2025. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings generally at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2024, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2024.
8  Affiliated Investments
At October 31, 2024, the value of the Portfolio's investment in funds that may be deemed to be affiliated was $49,686,239, which represents 3.3% of the Portfolio's net assets. Transactions in such investments by the Portfolio for the year ended October 31, 2024 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$37,843,239	$590,139,872	$(578,296,872)	$ —	$ —	$49,686,239	$3,095,146	49,686,239
9  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
35

High Income Opportunities Portfolio
October 31, 2024
Notes to Financial Statements — continued

At October 31, 2024, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3*	Total
Asset-Backed Securities	$ —	$ 27,743,868	$ —	$ 27,743,868
Common Stocks	13,930,559	984,507	1,756,569	16,671,635
Convertible Bonds	—	10,878,277	—	10,878,277
Corporate Bonds	—	1,220,662,922	—	1,220,662,922
Exchange-Traded Funds	18,004,448	—	—	18,004,448
Preferred Stocks	6,269,874	4,117,183	—	10,387,057
Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	—	111,178,873	2,673,389	113,852,262
Miscellaneous	—	86,595	2,695,104	2,781,699
Short-Term Investments	49,686,239	—	—	49,686,239
Total Investments	$87,891,120	$1,375,652,225	$7,125,062	$1,470,668,407
Forward Foreign Currency Exchange Contracts	$ —	$ 11,812	$ —	$ 11,812
Total	$87,891,120	$1,375,664,037	$7,125,062	$1,470,680,219
Liability Description
Forward Foreign Currency Exchange Contracts	$ —	$ (197,461)	$ —	$ (197,461)
Total	$ —	$ (197,461)	$ —	$ (197,461)
*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the fiscal year to date ended October 31, 2024 is not presented.
10  Risks and Uncertainties
Credit Risk
The Portfolio primarily invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade. Risk of loss upon default by the borrower is significantly greater with respect to such debt than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers.
36

High Income Opportunities Portfolio
October 31, 2024
Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of High Income Opportunities Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of High Income Opportunities Portfolio (the “Portfolio"), including the portfolio of investments, as of October 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2024, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 20, 2024
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
37

Eaton Vance
High Income Opportunities Fund
October 31, 2024
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 6, 2024, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised of all of the Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings held between April and June 2024, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios, and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other funds, collective investment trusts and institutional accounts) with the same or substantially similar investment objective as the fund and with a significant overlap in holdings based on criteria set by the Board, if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used by the adviser to determine the value of fund assets, including, when necessary, the determination of “fair value” by the adviser in its role as each funds’ valuation designee and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
1 Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report. Eaton Vance Management and Boston Management and Research are referred to collectively as the “adviser.”
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Eaton Vance
High Income Opportunities Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other funds and investment accounts, as applicable;
•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The personal trading codes of ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, including descriptions of their various compliance programs and their record of compliance and remediation;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund;
• A description of the adviser’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost, and character of the administrative and other non-investment advisory services provided by the adviser and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule), and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates, and other relevant matters;
• The risks that the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 6, 2024 meeting, the Board and its committees received information from portfolio managers and other investment professionals of the adviser and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Board and its committees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the funds, and received and participated in reports and presentations provided by the adviser and sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular video or telephone conferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Kirkland & Ellis LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance High Income Opportunities Fund (the “Fund”) and Eaton Vance Management (“EVM”), as well as the investment advisory agreement between High Income Opportunities Portfolio (the
39

Eaton Vance
High Income Opportunities Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

“Portfolio”), the portfolio in which the Fund invests, and Boston Management and Research (“BMR”) (EVM, with respect to the Fund, and BMR, with respect to the Portfolio, are each referred to herein as the “Adviser”), and the sub-advisory agreement between EVM and Eaton Vance Advisers International Ltd. (the “Sub-adviser”), an affiliate of the Advisers, with respect to the Fund, and the sub-advisory agreement between BMR and the Sub-adviser, with respect to the Portfolio, including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Fund and the Portfolio (together, the “investment advisory agreements”) and the sub-advisory agreements for the Fund and the Portfolio (together, the “sub-advisory agreements”).
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreements and sub-advisory agreements for the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Fund and to the Portfolio by the applicable Adviser and the Sub-adviser, respectively.
The Board considered each Adviser’s and the Sub-adviser’s management capabilities and investment processes in light of the types of investments held by the Fund and the Portfolio, including the education and experience of the investment professionals who provide services to the Fund and the Portfolio. Regarding each Adviser, the Board considered the Adviser’s responsibilities with respect to oversight of the Sub-adviser. The Board also considered the abilities and experience of each Adviser’s investment professionals in analyzing special considerations relevant to investing in high-yield debt. With respect to the Sub-adviser, the Board considered the abilities and experience of the Sub-adviser’s investment professionals in analyzing factors such as special considerations relevant to investing in global high yield debt and foreign markets. The Board considered the international investment capabilities of the Sub-adviser, which is based in London, and the benefits to the Fund and the Portfolio of having portfolio management services involving investments in international securities provided by investment professionals located abroad. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of each Adviser and other factors, including the reputation and resources of each Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund and the Portfolio, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund and the Portfolio, including the provision of administrative services. The Board also considered the business-related and other risks to which each Adviser or its affiliates may be subject in managing the Fund and the Portfolio.
The Board noted that, under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it would receive a fee, or in the Portfolio, for which it receives no separate fee but for which BMR receives an advisory fee from the Portfolio.
The Board considered the compliance programs of each Adviser and relevant affiliates thereof, including the Sub-adviser. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, compliance with policies and procedures, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered relevant examinations of each Adviser and its affiliates by regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by each Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the applicable investment advisory agreement and the applicable sub-advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2023. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its primary and secondary benchmark indexes for the three-year period. The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Portfolio and by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2023, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds. The Board also received and considered information about the services offered and the fee rates charged by the Adviser and/or Sub-adviser to other types of accounts with the same or substantially similar investment objective as the Portfolio and with a significant overlap in holdings based on criteria set by the Board. For any such type of
40

Eaton Vance
High Income Opportunities Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

account, the Board received information about the differences in the nature and scope of services the Adviser and/or Sub-adviser provide to the Portfolio as compared to other type of account and the material differences in compliance, reporting and other legal burdens and risks to the Adviser and/or Sub-adviser as between the Portfolio and other type of account.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by each Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by each Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by each Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by each Adviser and its affiliates, including the Sub-adviser, are not excessive.
The Board also considered direct or indirect fall-out benefits received by each Adviser and its affiliates, including the Sub-adviser, in connection with their respective relationships with the Fund and the Portfolio, including the benefits of research services that may be available to each Adviser or the Sub-adviser as a result of securities transactions effected for the Fund and the Portfolio and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the applicable Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. To assist in the evaluation of the sharing of any economies of scale, the Board received data showing for recent years, asset levels, Adviser profitability and total expense ratios. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fees, which include breakpoints at several asset levels, will allow the Fund and the Portfolio to continue to benefit from any economies of scale in the future.
41

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ETHIX-NCSR    10.31.24

Eaton Vance
Global Sovereign Opportunities Fund
Annual Financial Statements and
Additional Information
October 31, 2024

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the prospectus and/or statement of additional information, which can be obtained by calling 1-800-262-1122 or from a financial intermediary. Prospective investors should read the prospectus carefully before investing.

Annual Financial Statements and Additional Information October 31, 2024
Eaton Vance
Global Sovereign Opportunities Fund

Eaton Vance
Global Sovereign Opportunities Fund
October 31, 2024
Statement of Assets and Liabilities

October 31, 2024
Assets
Investment in International Income Portfolio, at value (identified cost $31,754,264)	$31,287,246
Receivable for Fund shares sold	1,683
Receivable from affiliates	2,866
Total assets	$31,291,795
Liabilities
Payable for Fund shares redeemed	$11,145
Payable to affiliates:
Distribution and service fees	2,606
Trustees' fees	42
Payable for custodian fee	11,646
Payable for transfer and dividend disbursing agent fees	6,964
Payable for legal and accounting services	32,508
Payable for printing and postage	6,863
Payable for registration fees	4,424
Accrued expenses	852
Total liabilities	$77,050
Net Assets	$31,214,745
Sources of Net Assets
Paid-in capital	$68,182,072
Accumulated loss	(36,967,327)
Net Assets	$31,214,745
Class A Shares
Net Assets	$9,306,709
Shares Outstanding	1,420,335
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$6.55
Maximum Offering Price Per Share (100 ÷ 96.75 of net asset value per share)	$6.77
Class C Shares
Net Assets	$560,354
Shares Outstanding	85,511
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$6.55
Class I Shares
Net Assets	$21,347,682
Shares Outstanding	3,270,264
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$6.53
On sales of $100,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
1
See Notes to Financial Statements.

Eaton Vance
Global Sovereign Opportunities Fund
October 31, 2024
Statement of Operations

Year Ended
October 31, 2024
Investment Income
Dividend income allocated from Portfolio	$82,260
Interest income allocated from Portfolio (net of foreign taxes withheld of $20,127)	2,175,778
Other income allocated from Portfolio	2,868
Expenses, excluding interest expense, allocated from Portfolio	(237,099)
Interest expense allocated from Portfolio	(105,346)
Total investment income from Portfolio	$1,918,461
Expenses
Distribution and service fees:
Class A	$26,167
Class C	8,275
Trustees’ fees and expenses	500
Custodian fee	19,930
Transfer and dividend disbursing agent fees	35,286
Legal and accounting services	38,424
Printing and postage	14,656
Registration fees	55,778
Miscellaneous	10,548
Total expenses	$209,564
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$175,400
Total expense reductions	$175,400
Net expenses	$34,164
Net investment income	$1,884,297
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss):
Investment transactions (net of foreign capital gains taxes of $14,499)	$(998,020)
Written options and swaptions	25,552
Securities sold short	100,800
Futures contracts	16,652
Swap contracts	(204,968)
Foreign currency transactions	(38,358)
Forward foreign currency exchange contracts	(506,375)
Net realized loss	$(1,604,717)
Change in unrealized appreciation (depreciation):
Investments (including net decrease in accrued foreign capital gains taxes of $155)	$2,194,518
Written options and swaptions	60,263
Securities sold short	(14,634)
Futures contracts	42,406
Swap contracts	745,891
Foreign currency	15,480
Forward foreign currency exchange contracts	18,495
Net change in unrealized appreciation (depreciation)	$3,062,419
Net realized and unrealized gain	$1,457,702
Net increase in net assets from operations	$3,341,999
2
See Notes to Financial Statements.

Eaton Vance
Global Sovereign Opportunities Fund
October 31, 2024
Statements of Changes in Net Assets

	Year Ended October 31,
	2024	2023
Increase (Decrease) in Net Assets
From operations:
Net investment income	$1,884,297	$1,735,231
Net realized loss	(1,604,717)	(3,196,103)
Net change in unrealized appreciation (depreciation)	3,062,419	3,004,069
Net increase in net assets from operations	$3,341,999	$1,543,197
Distributions to shareholders:
Class A	$(481,167)	$—
Class C	(30,894)	—
Class I	(1,109,465)	—
Total distributions to shareholders	$(1,621,526)	$—
Tax return of capital to shareholders:
Class A	$—	$(549,647)
Class C	—	(46,885)
Class I	—	(1,223,106)
Total tax return of capital to shareholders	$—	$(1,819,638)
Transactions in shares of beneficial interest:
Class A	$(2,049,191)	$(788,165)
Class C	(456,978)	(302,582)
Class I	(4,025,963)	8,983,730
Net increase (decrease) in net assets from Fund share transactions	$(6,532,132)	$7,892,983
Net increase (decrease) in net assets	$(4,811,659)	$7,616,542
Net Assets
At beginning of year	$36,026,404	$28,409,862
At end of year	$31,214,745	$36,026,404
3
See Notes to Financial Statements.

Eaton Vance
Global Sovereign Opportunities Fund
October 31, 2024
Financial Highlights

	Class A
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$6.29	$6.19	$7.96	$8.44	$8.51
Income (Loss) From Operations
Net investment income(1)	$0.36	$0.29	$0.21	$0.13	$0.18
Net realized and unrealized gain (loss)	0.21	0.12(2)	(1.68)	(0.15)	0.29
Total income (loss) from operations	$0.57	$0.41	$(1.47)	$(0.02)	$0.47
Less Distributions
From net investment income	$(0.31)	$—	$—	$(0.15)	$(0.38)
Tax return of capital	—	(0.31)	(0.30)	(0.31)	(0.16)
Total distributions	$(0.31)	$(0.31)	$(0.30)	$(0.46)	$(0.54)
Net asset value — End of year	$6.55	$6.29	$6.19	$7.96	$8.44
Total Return(3)	9.05%	6.55%	(18.94)%	(0.38)%	5.72%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$9,307	$10,889	$11,466	$20,539	$18,354
Ratios (as a percentage of average daily net assets):(4)(5)
Total expenses(6)	2.57%	2.03%	1.88%	1.50%	1.50%
Net expenses(6)	1.26%(7)	1.00%(7)	1.02%(7)	1.01%	1.01%
Net investment income	5.37%	4.37%	2.89%	1.57%	2.09%
Portfolio Turnover of the Portfolio(8)	227%	230%	159%	102%	88%
(1)	Computed using average shares outstanding.
(2)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(5)	Includes the Fund’s share of the Portfolio's allocated expenses.
(6)	Includes interest expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.31%, 0.03% and 0.02% of average daily net assets for the years ended October 31, 2024, 2023 and 2022, respectively, and 0.01% of average daily net assets for each of the years ended October 31, 2021 and 2020.
(7)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.01%, 0.01% and less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022, respectively).
(8)	Includes the effect of To Be Announced (TBA) transactions.
4
See Notes to Financial Statements.

Eaton Vance
Global Sovereign Opportunities Fund
October 31, 2024
Financial Highlights — continued

	Class C
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$6.29	$6.19	$7.96	$8.44	$8.51
Income (Loss) From Operations
Net investment income(1)	$0.31	$0.24	$0.16	$0.07	$0.12
Net realized and unrealized gain (loss)	0.21	0.12(2)	(1.68)	(0.15)	0.29
Total income (loss) from operations	$0.52	$0.36	$(1.52)	$(0.08)	$0.41
Less Distributions
From net investment income	$(0.26)	$—	$—	$(0.13)	$(0.34)
Tax return of capital	—	(0.26)	(0.25)	(0.27)	(0.14)
Total distributions	$(0.26)	$(0.26)	$(0.25)	$(0.40)	$(0.48)
Net asset value — End of year	$6.55	$6.29	$6.19	$7.96	$8.44
Total Return(3)	8.24%	5.79%	(19.50)%	(1.09)%	4.98%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$560	$970	$1,238	$2,115	$5,173
Ratios (as a percentage of average daily net assets):(4)(5)
Total expenses(6)	3.32%	2.75%	1.58%	2.20%	2.20%
Net expenses(6)	2.01%(7)	1.72%(7)	1.72%(7)	1.71%	1.71%
Net investment income	4.61%	3.66%	2.20%	0.80%	1.47%
Portfolio Turnover of the Portfolio(8)	227%	230%	159%	102%	88%
(1)	Computed using average shares outstanding.
(2)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(5)	Includes the Fund’s share of the Portfolio's allocated expenses.
(6)	Includes interest expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.31%, 0.03% and 0.02% of average daily net assets for the years ended October 31, 2024, 2023 and 2022, respectively, and 0.01% of average daily net assets for each of the years ended October 31, 2021 and 2020.
(7)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.01%, 0.01% and less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022, respectively).
(8)	Includes the effect of To Be Announced (TBA) transactions.
5
See Notes to Financial Statements.

Eaton Vance
Global Sovereign Opportunities Fund
October 31, 2024
Financial Highlights — continued

	Class I
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$6.27	$6.16	$7.93	$8.41	$8.48
Income (Loss) From Operations
Net investment income(1)	$0.37	$0.31	$0.22	$0.16	$0.21
Net realized and unrealized gain (loss)	0.21	0.12(2)	(1.67)	(0.15)	0.28
Total income (loss) from operations	$0.58	$0.43	$(1.45)	$0.01	$0.49
Less Distributions
From net investment income	$(0.32)	$—	$—	$(0.15)	$(0.40)
Tax return of capital	—	(0.32)	(0.32)	(0.34)	(0.16)
Total distributions	$(0.32)	$(0.32)	$(0.32)	$(0.49)	$(0.56)
Net asset value — End of year	$6.53	$6.27	$6.16	$7.93	$8.41
Total Return(3)	9.34%	6.86%	(18.65)%	(0.11)%	6.04%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$21,348	$24,167	$15,706	$35,316	$33,597
Ratios (as a percentage of average daily net assets):(4)(5)
Total expenses(6)	2.32%	1.75%	1.58%	1.20%	1.20%
Net expenses(6)	1.01%(7)	0.72%(7)	0.72%(7)	0.71%	0.71%
Net investment income	5.63%	4.67%	3.11%	1.86%	2.54%
Portfolio Turnover of the Portfolio(8)	227%	230%	159%	102%	88%
(1)	Computed using average shares outstanding.
(2)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(5)	Includes the Fund’s share of the Portfolio's allocated expenses.
(6)	Includes interest expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.31%, 0.03% and 0.02% of average daily net assets for the years ended October 31, 2024, 2023 and 2022, respectively, and 0.01% of average daily net assets for each of the years ended October 31, 2021 and 2020.
(7)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.01%, 0.01% and less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022, respectively).
(8)	Includes the effect of To Be Announced (TBA) transactions.
6
See Notes to Financial Statements.

Eaton Vance
Global Sovereign Opportunities Fund
October 31, 2024
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Global Sovereign Opportunities Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests its assets in interests in International Income Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (approximately 100% at October 31, 2024). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.
B  Income—The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.
C  Federal and Other Taxes —The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of October 31, 2024, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
D  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
E  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
F  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Other—Investment transactions are accounted for on a trade date basis.
7

Eaton Vance
Global Sovereign Opportunities Fund
October 31, 2024
Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information
The Fund expects to pay any required income distributions monthly and intends to distribute annually all or substantially all of its net realized capital gains. The Fund may include in its distributions amounts attributable to the imputed interest on foreign currency exposures and certain other derivative positions which, in certain circumstances, may result in a return of capital for federal income tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended October 31, 2024 and October 31, 2023 was as follows:
	Year Ended October 31,
	2024	2023
Ordinary income	$1,621,526	$ —
Tax return of capital	$ —	$1,819,638
As of October 31, 2024, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 12,129
Deferred capital losses	(35,166,160)
Net unrealized depreciation	(1,813,296)
Accumulated loss	$(36,967,327)
At October 31, 2024, the Fund, for federal income tax purposes, had deferred capital losses of $35,166,160 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2024, $7,669,883 are short-term and $27,496,277 are long-term.
3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment adviser fee is computed at an annual rate as a percentage of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $1 billion	0.500%
$1 billion but less than $2.5 billion	0.475%
$2.5 billion but less than $5 billion	0.455%
$5 billion and over	0.440%
For the year ended October 31, 2024, the Fund incurred no investment adviser fee on such assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as brokerage commissions, acquired fund
8

Eaton Vance
Global Sovereign Opportunities Fund
October 31, 2024
Notes to Financial Statements — continued

fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.95%, 1.70% and 0.70% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after March 1, 2025. Pursuant to this agreement, EVM waived and/or reimbursed $175,400 of the Fund’s operating expenses for the year ended October 31, 2024.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2024, EVM earned $3,352 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received less than $100 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2024. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).
Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.
4  Distribution Plans
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2024 amounted to $26,167 for Class A shares.
The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2024, the Fund paid or accrued to EVD $6,206 for Class C shares.
Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2024 amounted to $2,069 for Class C shares.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 0.75% CDSC if redeemed within 12 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2024, the Fund was informed that EVD received less than $100 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.
6  Investment Transactions
For the year ended October 31, 2024, increases and decreases in the Fund's investment in the Portfolio aggregated $3,549,095 and $11,658,791, respectively.
9

Eaton Vance
Global Sovereign Opportunities Fund
October 31, 2024
Notes to Financial Statements — continued

7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions, were as follows:
	Year Ended October 31, 2024		Year Ended October 31, 2023
	Shares	Amount	Shares	Amount
Class A
Sales	88,759	$ 584,058	148,841	$ 999,091
Issued to shareholders electing to receive payments of distributions in Fund shares	68,183	453,070	76,521	508,596
Redemptions	(468,060)	(3,086,319)	(347,415)	(2,295,852)
Net decrease	(311,118)	$(2,049,191)	(122,053)	$ (788,165)
Class C
Sales	—	$ —	15,324	$ 104,355
Issued to shareholders electing to receive payments of distributions in Fund shares	4,118	27,387	6,461	42,995
Redemptions	(72,871)	(484,365)	(67,683)	(449,932)
Net decrease	(68,753)	$ (456,978)	(45,898)	$ (302,582)
Class I
Sales	750,759	$ 4,975,825	3,242,457	$21,765,548
Issued to shareholders electing to receive payments of distributions in Fund shares	166,593	1,103,723	183,921	1,218,207
Redemptions	(1,503,708)	(10,105,511)	(2,117,925)	(14,000,025)
Net increase (decrease)	(586,356)	$(4,025,963)	1,308,453	$ 8,983,730
8  Line of Credit
Effective October 22, 2024, the Fund participates with other portfolios and funds managed by EVM and its affiliates in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 21, 2025. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings generally at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2024, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any borrowings during the year ended October 31, 2024.
10

Eaton Vance
Global Sovereign Opportunities Fund
October 31, 2024
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Sovereign Opportunities Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Sovereign Opportunities Fund (the “Fund") (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 20, 2024
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
11

Eaton Vance
Global Sovereign Opportunities Fund
October 31, 2024
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2025 will show the tax status of all distributions paid to your account in calendar year 2024. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.
12

International Income Portfolio
October 31, 2024
Portfolio of Investments

Collateralized Mortgage Obligations — 9.1%
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp. STACR REMICS Trust, Series 2022-DNA1, Class M2, 7.357%, (30-day SOFR Average + 2.50%), 1/25/42(1)(2)	$1,800	$ 1,837,072
Government National Mortgage Association, Series 2023-115, Class AL, 6.00%, 8/20/53	1,000	1,020,546
Total Collateralized Mortgage Obligations (identified cost $2,702,661)		$ 2,857,618

Foreign Corporate Bonds — 0.8%
Security	Principal Amount (000's omitted)		Value
Paraguay — 0.8%
Itau BBA International PLC, 9.03%, 2/19/30	PYG	1,906,340	$ 262,236
Total Foreign Corporate Bonds (identified cost $280,989)			$ 262,236

Sovereign Government Bonds — 71.9%
Security	Principal Amount (000's omitted)		Value
Colombia — 2.2%
Titulos De Tesoreria B, 2.25%, 4/18/29	COP	3,464,319	$ 688,282
			$ 688,282
Czech Republic — 5.3%
Czech Republic Government Bonds:
4.50%, 11/11/32	CZK	12,330	$ 546,902
4.90%, 4/14/34	CZK	24,620	1,122,995
			$ 1,669,897
Dominican Republic — 7.7%
Dominican Republic Bonds:
8.00%, 1/15/27(3)	DOP	3,970	$ 62,804
8.00%, 2/12/27(3)	DOP	20,150	318,136
10.75%, 6/1/36(1)	DOP	43,350	766,119
11.25%, 9/15/35(1)	DOP	8,000	145,319
12.00%, 8/8/25(1)	DOP	10,500	176,631
13.00%, 6/10/34(3)	DOP	25,400	503,136
13.625%, 2/3/33(1)	DOP	8,000	160,344
Security	Principal Amount (000's omitted)		Value
Dominican Republic (continued)
Dominican Republic Central Bank Notes:
8.00%, 3/12/27(3)	DOP	900	$ 14,361
13.00%, 12/5/25(1)	DOP	8,440	142,986
13.00%, 1/30/26(1)	DOP	6,240	106,272
			$ 2,396,108
Egypt — 3.8%
Egypt Government Bonds, 24.458%, 10/1/27	EGP	58,761	$ 1,178,591
			$ 1,178,591
Germany — 5.0%
Bundesrepublik Deutschland Bundesanleihe, 1.70%, 8/15/32(3)	EUR	1,500	$ 1,565,604
			$ 1,565,604
Greece — 0.1%
Hellenic Republic Government Bonds, 0.00%, GDP-Linked, 10/15/42	EUR	9,881	$ 27,944
			$ 27,944
Iceland — 8.0%
Republic of Iceland:
4.50%, 2/17/42	ISK	184,453	$ 1,092,860
5.00%, 11/15/28	ISK	3,916	26,484
7.00%, 9/17/35	ISK	15,871	120,523
8.00%, 6/12/25	ISK	172,866	1,255,749
			$ 2,495,616
New Zealand — 7.1%
New Zealand Government Bonds:
2.75%, 4/15/37(3)(4)	NZD	990	$ 483,751
4.25%, 5/15/34(4)	NZD	2,429	1,426,698
5.00%, 5/15/54(4)	NZD	540	322,510
			$ 2,232,959
Paraguay — 1.6%
Paraguay Government Bonds:
7.90%, 2/9/31(1)	PYG	3,553,000	$ 458,115
7.90%, 2/9/31(3)	PYG	292,000	37,649
			$ 495,764
Peru — 2.9%
Peru Government Bonds:
6.714%, 2/12/55	PEN	1,820	$ 458,918

13
See Notes to Financial Statements.

International Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)		Value
Peru (continued)
Peru Government Bonds: (continued)
7.60%, 8/12/39(1)(3)	PEN	1,661	$ 451,843
			$ 910,761
Philippines — 1.8%
Philippines Government International Bonds, 6.25%, 1/14/36	PHP	34,000	$ 575,980
			$ 575,980
Poland — 4.3%
Republic of Poland Government Bonds, 2.00%, 8/25/36(5)	PLN	6,132	$ 1,331,417
			$ 1,331,417
Serbia — 7.3%
Serbia Treasury Bonds:
4.50%, 8/20/32	RSD	54,700	$ 496,245
7.00%, 10/26/31	RSD	171,410	1,799,956
			$ 2,296,201
South Africa — 10.0%
Republic of South Africa Government Bonds:
8.50%, 1/31/37	ZAR	11,116	$ 529,154
8.875%, 2/28/35	ZAR	50,844	2,584,254
			$ 3,113,408
South Korea — 1.7%
Korea Treasury Bonds, 4.00%, 12/10/31	KRW	692,140	$ 533,842
			$ 533,842
Turkey — 2.6%
Turkiye Government Bonds:
17.30%, 7/19/28	TRY	1,584	$ 31,951
26.20%, 10/5/33	TRY	10,455	284,206
27.70%, 9/27/34	TRY	4,861	138,456
30.00%, 9/12/29	TRY	1,489	40,929
50.00% (TLREF), 9/6/28(2)	TRY	2,741	78,114
50.223% (TLREF), 6/16/27(2)	TRY	2,898	84,513
52.191% (TLREF), 5/17/28(2)	TRY	5,203	149,950
			$ 808,119
Uruguay — 0.5%
Uruguay Government Bonds:
3.40%, 5/16/45	UYU	6,299	$ 152,849
Security	Principal Amount (000's omitted)		Value
Uruguay (continued)
Uruguay Government Bonds: (continued)
3.875%, 7/2/40(5)	UYU	661	$ 16,987
			$ 169,836
Total Sovereign Government Bonds (identified cost $22,804,176)			$22,490,329

U.S. Government Agency Mortgage-Backed Securities — 11.5%
Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Association:
5.00%, with maturity at 2052	$876	$ 852,861
5.32%, (COF + 1.793%), with maturity at 2035(6)	78	77,055
Uniform Mortgage-Backed Security, 5.50%, 30-Year, TBA(7)	2,700	2,674,582
Total U.S. Government Agency Mortgage-Backed Securities (identified cost $3,661,574)		$ 3,604,498

Short-Term Investments — 16.5%
Affiliated Fund — 3.6%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.78%(8)	1,107,669	$ 1,107,669
Total Affiliated Fund (identified cost $1,107,669)		$ 1,107,669

U.S. Treasury Obligations — 12.9%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bills:
0.00%, 11/7/24(9)	$1,300	$ 1,298,992
0.00%, 11/14/24	2,750	2,745,400
Total U.S. Treasury Obligations (identified cost $4,044,366)		$ 4,044,392
Total Short-Term Investments (identified cost $5,152,035)		$ 5,152,061

14
See Notes to Financial Statements.

International Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Value
Total Purchased Options and Swaptions — 0.1% (identified cost $47,558)	$ 23,730
Total Investments — 109.9% (identified cost $34,648,993)	$34,390,472
Total Written Options — (0.0)%(10) (premiums received $4,138)	$ (4,360)
Other Assets, Less Liabilities — (9.9)%	$(3,090,655)
Net Assets — 100.0%	$31,295,457
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2024, the aggregate value of these securities is $4,244,701 or 13.6% of the Portfolio's net assets.
(2)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2024.
(3)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2024, the aggregate value of these securities is $3,437,284 or 11.0% of the Portfolio's net assets.
(4)	Security (or a portion thereof) has been pledged for the benefit of the counterparty for reverse repurchase agreements.
(5)	Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.
(6)	Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at October 31, 2024.
(7)	TBA (To Be Announced) securities are purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount, which is not expected to differ significantly from the commitment amount, and maturity date are determined upon settlement.
(8)	May be deemed to be an affiliated investment company (see Note 8). The rate shown is the annualized seven-day yield as of October 31, 2024.
(9)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.
(10)	Amount is less than (0.05)%.

Purchased Currency Options (OTC) — 0.1%
Description	Counterparty	Notional Amount		Exercise Price		Expiration Date	Value
Put EUR vs. Call USD	Bank of America, N.A.	EUR	1,870,000	USD	1.07	11/21/24	$ 5,211
Put EUR vs. Call USD	BNP Paribas	EUR	2,260,000	USD	1.07	11/21/24	6,298
Put USD vs. Call INR	JPMorgan Chase Bank, N.A.	USD	1,100,000	INR	85.50	1/25/29	6,079
Put USD vs. Call INR	JPMorgan Chase Bank, N.A.	USD	600,000	INR	85.50	1/25/29	3,316
Put USD vs. Call INR	JPMorgan Chase Bank, N.A.	USD	510,000	INR	85.50	1/30/29	2,826
Total							$23,730
15
See Notes to Financial Statements.

International Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Purchased Interest Rate Swaptions (OTC) — 0.0%
Description	Counterparty	Notional Amount		Expiration Date	Value
Option to enter into interest rate swap expiring 11/21/26 to pay SAIBOR and receive 4.41%	JPMorgan Chase Bank, N.A.	SAR	10,257,000	11/19/24	$ —
Option to enter into interest rate swap expiring 11/25/26 to pay SAIBOR and receive 4.30%	JPMorgan Chase Bank, N.A.	SAR	6,838,000	11/21/24	—
Total					$ —
Written Currency Options (OTC) — (0.0)%(1)
Description	Counterparty	Notional Amount		Exercise Price		Expiration Date	Value
Call USD vs. Put CNH	Deutsche Bank AG	USD	950,000	CNH	7.30	11/21/24	$(1,529)
Put USD vs. Call CNH	Deutsche Bank AG	USD	950,000	CNH	6.98	11/21/24	(2,831)
Total							$(4,360)
(1)	Amount is less than (0.05)%.
Forward Foreign Currency Exchange Contracts (Centrally Cleared)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
BRL	377,000	USD	67,378	12/3/24	$ (2,393)
USD	66,872	BRL	377,000	12/3/24	1,887
CLP	4,000,000	USD	4,254	12/18/24	(95)
CLP	8,000,000	USD	8,487	12/18/24	(169)
CLP	8,000,000	USD	8,660	12/18/24	(341)
CLP	20,000,000	USD	21,180	12/18/24	(384)
CLP	50,600,000	USD	54,071	12/18/24	(1,457)
CLP	39,000,000	USD	42,117	12/18/24	(1,564)
CLP	68,000,000	USD	72,340	12/18/24	(1,634)
CLP	84,000,000	USD	89,054	12/18/24	(1,710)
CLP	107,000,000	USD	113,013	12/18/24	(1,754)
CLP	82,000,000	USD	88,822	12/18/24	(3,558)
CLP	188,000,000	USD	199,611	12/18/24	(4,128)
CLP	553,000,000	USD	586,868	12/18/24	(11,857)
COP	194,060,000	USD	45,857	12/18/24	(2,260)
COP	626,940,000	USD	148,509	12/18/24	(7,662)
EUR	67,274	USD	74,560	12/18/24	(1,246)
EUR	120,000	USD	133,027	12/18/24	(2,253)
EUR	543,041	USD	602,982	12/18/24	(11,185)
EUR	8,940,651	USD	9,908,982	12/18/24	(165,611)
IDR	1,069,450,000	USD	70,581	12/18/24	(2,604)
IDR	10,490,479,312	USD	675,063	12/18/24	(8,253)
IDR	4,184,887,263	USD	275,866	12/18/24	(9,861)
16
See Notes to Financial Statements.

International Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (Centrally Cleared) (continued)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
IDR	8,495,847,000	USD	561,598	12/18/24	$ (21,573)
IDR	19,040,110,981	USD	1,258,601	12/18/24	(48,347)
INR	32,000,000	USD	379,597	12/18/24	334
INR	32,000,000	USD	379,615	12/18/24	316
INR	39,300,000	USD	466,331	12/18/24	272
INR	23,000,000	USD	272,851	12/18/24	224
INR	19,530,000	USD	232,666	12/18/24	(789)
INR	21,000,000	USD	250,223	12/18/24	(894)
KRW	88,000,000	USD	65,799	12/18/24	(1,684)
KRW	157,000,000	USD	117,773	12/18/24	(3,387)
KRW	156,000,000	USD	117,079	12/18/24	(3,422)
KRW	212,000,000	USD	158,873	12/18/24	(4,415)
KRW	231,000,000	USD	172,814	12/18/24	(4,513)
KRW	458,892,018	USD	344,458	12/18/24	(10,122)
KRW	292,755,000	USD	224,459	12/18/24	(11,166)
PEN	1,190,000	USD	311,878	12/18/24	3,330
PEN	1,771,800	USD	467,802	12/18/24	1,514
PEN	415,090	USD	110,247	12/18/24	(297)
PEN	1,435,000	USD	381,537	12/18/24	(1,434)
PHP	27,300,000	USD	468,549	12/18/24	(235)
PHP	6,800,000	USD	120,713	12/18/24	(4,063)
TWD	12,000,000	USD	377,181	12/18/24	251
TWD	6,000,000	USD	188,615	12/18/24	101
TWD	4,000,000	USD	125,727	12/18/24	84
TWD	2,000,000	USD	62,872	12/18/24	34
TWD	2,000,000	USD	62,960	12/18/24	(55)
TWD	1,000,000	USD	31,566	12/18/24	(113)
TWD	4,200,000	USD	132,215	12/18/24	(114)
TWD	1,000,000	USD	31,586	12/18/24	(133)
TWD	1,000,000	USD	31,619	12/18/24	(166)
TWD	7,000,000	USD	220,361	12/18/24	(193)
TWD	4,000,000	USD	126,099	12/18/24	(289)
TWD	12,310,000	USD	387,515	12/18/24	(333)
TWD	3,000,000	USD	94,757	12/18/24	(399)
TWD	4,000,000	USD	126,263	12/18/24	(452)
TWD	4,000,000	USD	126,474	12/18/24	(664)
TWD	12,000,000	USD	378,298	12/18/24	(866)
USD	166,457	CLP	157,600,000	12/18/24	2,584
USD	923,447	COP	3,898,379,446	12/18/24	47,646
USD	504,573	COP	2,138,000,000	12/18/24	24,254
USD	29,624	COP	125,060,000	12/18/24	1,528
USD	16,284	COP	69,000,000	12/18/24	783
USD	2,269,479	EUR	2,047,700	12/18/24	37,930
USD	1,804,364	EUR	1,628,037	12/18/24	30,157
17
See Notes to Financial Statements.

International Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (Centrally Cleared) (continued)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
USD	1,722,681	EUR	1,554,336	12/18/24	$ 28,791
USD	1,290,620	EUR	1,164,497	12/18/24	21,570
USD	992,859	EUR	894,161	12/18/24	18,417
USD	859,758	EUR	775,740	12/18/24	14,369
USD	854,388	EUR	770,895	12/18/24	14,280
USD	601,856	EUR	543,041	12/18/24	10,059
USD	245,240	EUR	221,274	12/18/24	4,099
USD	175,198	EUR	158,078	12/18/24	2,928
USD	27,025	EUR	24,384	12/18/24	452
USD	429,270	IDR	6,636,000,000	12/18/24	7,464
USD	309,985	IDR	4,792,000,000	12/18/24	5,390
USD	260,698	IDR	4,030,000,000	12/18/24	4,538
USD	236,500	IDR	3,656,000,000	12/18/24	4,112
USD	188,246	IDR	2,910,000,000	12/18/24	3,277
USD	169,244	IDR	2,616,110,981	12/18/24	2,955
USD	148,929	IDR	2,303,000,000	12/18/24	2,542
USD	148,912	IDR	2,303,000,000	12/18/24	2,526
USD	143,675	IDR	2,221,000,000	12/18/24	2,501
USD	122,217	IDR	1,889,184,263	12/18/24	2,134
USD	107,542	IDR	1,663,000,000	12/18/24	1,836
USD	107,594	IDR	1,664,000,000	12/18/24	1,825
USD	93,253	IDR	1,441,479,312	12/18/24	1,628
USD	82,063	IDR	1,269,000,000	12/18/24	1,401
USD	82,054	IDR	1,269,000,000	12/18/24	1,392
USD	74,512	IDR	1,152,000,000	12/18/24	1,287
USD	53,815	IDR	832,000,000	12/18/24	930
USD	41,008	IDR	634,000,000	12/18/24	709
USD	226,052	KRW	301,000,000	12/18/24	6,752
USD	291,116	KRW	391,000,000	12/18/24	6,244
USD	247,685	KRW	333,000,000	12/18/24	5,070
USD	217,359	KRW	292,000,000	12/18/24	4,616
USD	217,270	KRW	292,000,000	12/18/24	4,527
USD	204,782	KRW	275,181,518	12/18/24	4,292
USD	136,879	KRW	184,000,000	12/18/24	2,822
USD	5,018	PEN	19,000	12/18/24	(15)
USD	22,971	PEN	87,000	12/18/24	(74)
USD	68,133	PEN	258,000	12/18/24	(206)
USD	307,595	PEN	1,165,000	12/18/24	(991)
USD	192,630	PEN	735,000	12/18/24	(2,057)
USD	154,869	PEN	594,000	12/18/24	(2,470)
USD	457,521	PEN	1,745,718	12/18/24	(4,886)
USD	619,737	PEN	2,377,000	12/18/24	(9,885)
USD	625,346	PHP	35,000,000	12/18/24	24,944
USD	620,706	PHP	34,803,000	12/18/24	23,683
18
See Notes to Financial Statements.

International Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (Centrally Cleared) (continued)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
USD	637,958	PHP	36,000,000	12/18/24	$ 20,402
USD	242,199	PHP	13,565,000	12/18/24	9,500
USD	221,326	PHP	12,435,000	12/18/24	8,012
USD	230,382	PHP	13,000,000	12/18/24	7,375
USD	160,803	PHP	9,000,000	12/18/24	6,414
USD	151,596	PHP	8,500,000	12/18/24	5,784
USD	159,490	PHP	9,000,000	12/18/24	5,100
USD	157,030	PHP	9,000,000	12/18/24	2,640
USD	157,030	PHP	9,000,000	12/18/24	2,640
USD	139,550	PHP	8,000,000	12/18/24	2,315
USD	55,885	PHP	3,130,000	12/18/24	2,192
USD	51,082	PHP	2,870,000	12/18/24	1,849
USD	105,422	PHP	6,040,000	12/18/24	1,810
USD	53,165	PHP	3,000,000	12/18/24	1,702
USD	124,949	TWD	4,000,000	12/18/24	(861)
USD	234,889	TWD	7,500,000	12/18/24	(1,006)
USD	156,126	TWD	5,000,000	12/18/24	(1,137)
USD	162,378	TWD	5,200,000	12/18/24	(1,176)
USD	156,055	TWD	5,000,000	12/18/24	(1,208)
USD	344,504	TWD	11,000,000	12/18/24	(1,476)
					$87,781
Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
MYR	435,000	USD	99,218	Barclays Bank PLC	11/4/24	$ 120	$ —
MYR	310,000	USD	70,707	Barclays Bank PLC	11/4/24	86	—
MYR	310,000	USD	70,707	Barclays Bank PLC	11/4/24	86	—
MYR	376,000	USD	82,015	Goldman Sachs International	11/4/24	3,849	—
MYR	1,085,000	USD	236,744	State Street Bank and Trust Company	11/4/24	11,029	—
USD	74,591	MYR	310,000	Barclays Bank PLC	11/4/24	3,798	—
USD	74,501	MYR	310,000	Barclays Bank PLC	11/4/24	3,709	—
USD	99,681	MYR	435,000	Barclays Bank PLC	11/4/24	344	—
USD	85,761	MYR	376,000	Goldman Sachs International	11/4/24	—	(104)
USD	97,561	MYR	406,000	State Street Bank and Trust Company	11/4/24	4,846	—
TRY	1,679,300	USD	45,226	BNP Paribas	11/8/24	3,617	—
TRY	16,492,000	USD	418,391	Standard Chartered Bank	11/8/24	61,279	—
TRY	16,160,856	USD	411,064	Standard Chartered Bank	11/8/24	58,975	—
TRY	2,691,434	USD	69,012	Standard Chartered Bank	11/8/24	9,269	—
TRY	2,691,434	USD	69,012	Standard Chartered Bank	11/8/24	9,269	—
TRY	2,410,127	USD	62,504	Standard Chartered Bank	11/8/24	7,595	—
19
See Notes to Financial Statements.

International Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
TRY	1,679,300	USD	45,226	Standard Chartered Bank	11/8/24	$ 3,617	$ —
USD	169,948	EUR	157,024	Goldman Sachs International	11/8/24	—	(885)
USD	64,396	EUR	59,687	JPMorgan Chase Bank, N.A.	11/8/24	—	(540)
USD	166,306	EUR	153,659	Standard Chartered Bank	11/8/24	—	(865)
USD	68,424	TRY	2,649,214	Standard Chartered Bank	11/8/24	—	(8,629)
USD	144,214	TRY	5,390,764	Standard Chartered Bank	11/8/24	—	(12,577)
USD	107,136	TRY	4,138,703	Standard Chartered Bank	11/8/24	—	(13,238)
USD	142,848	TRY	5,512,415	Standard Chartered Bank	11/8/24	—	(17,481)
USD	210,673	TRY	7,864,387	Standard Chartered Bank	11/8/24	—	(18,063)
USD	178,560	TRY	6,895,695	Standard Chartered Bank	11/8/24	—	(22,001)
USD	249,984	TRY	9,673,973	Standard Chartered Bank	11/8/24	—	(31,383)
CZK	9,650,000	EUR	384,040	BNP Paribas	12/5/24	—	(3,462)
EUR	192,354	CZK	4,820,759	BNP Paribas	12/5/24	2,277	—
EUR	192,612	CZK	4,829,241	Standard Chartered Bank	12/5/24	2,194	—
EUR	351,755	PLN	1,520,000	Barclays Bank PLC	12/5/24	3,718	—
PLN	1,520,000	EUR	352,742	BNP Paribas	12/5/24	—	(4,793)
SEK	1,908,122	EUR	168,435	HSBC Bank USA, N.A.	12/5/24	—	(4,080)
SEK	1,978,878	EUR	174,673	HSBC Bank USA, N.A.	12/5/24	—	(4,223)
VND	819,900,000	USD	32,888	Deutsche Bank AG	12/5/24	—	(441)
USD	296,058	HKD	2,300,000	BNP Paribas	12/9/24	—	(2)
USD	823,903	HKD	6,400,000	Deutsche Bank AG	12/9/24	85	—
UYU	4,095,000	USD	99,177	Citibank, N.A.	12/9/24	—	(719)
VND	639,000,000	USD	25,787	JPMorgan Chase Bank, N.A.	12/9/24	—	(498)
UYU	1,657,000	USD	39,689	Citibank, N.A.	12/10/24	146	—
VND	1,625,000,000	USD	65,896	Deutsche Bank AG	12/12/24	—	(1,583)
TRY	17,570,092	USD	451,387	Standard Chartered Bank	12/16/24	39,861	—
USD	257,959	TRY	9,870,092	Standard Chartered Bank	12/16/24	—	(18,002)
USD	174,010	TRY	7,700,000	Standard Chartered Bank	12/16/24	—	(41,277)
AUD	1,354,932	USD	903,062	HSBC Bank USA, N.A.	12/18/24	—	(10,998)
AUD	1,000,000	USD	666,167	UBS AG	12/18/24	—	(7,784)
CAD	60,000	USD	44,694	BNP Paribas	12/18/24	—	(1,534)
CAD	84,000	USD	62,497	BNP Paribas	12/18/24	—	(2,073)
CAD	80,000	USD	59,621	BNP Paribas	12/18/24	—	(2,073)
CAD	108,000	USD	80,434	BNP Paribas	12/18/24	—	(2,745)
CAD	127,000	USD	94,561	BNP Paribas	12/18/24	—	(3,205)
CAD	225,000	USD	167,603	BNP Paribas	12/18/24	—	(5,751)
CAD	314,000	USD	233,621	BNP Paribas	12/18/24	—	(7,747)
CAD	301,000	USD	224,324	BNP Paribas	12/18/24	—	(7,801)
CAD	404,000	USD	300,884	BNP Paribas	12/18/24	—	(10,269)
CAD	476,000	USD	354,418	BNP Paribas	12/18/24	—	(12,011)
CNH	81,538	USD	11,677	Bank of America, N.A.	12/18/24	—	(194)
CNH	84,000	USD	12,031	Bank of America, N.A.	12/18/24	—	(201)
CNH	394,564	USD	56,505	Bank of America, N.A.	12/18/24	—	(939)
CNH	403,000	USD	57,718	Bank of America, N.A.	12/18/24	—	(964)
20
See Notes to Financial Statements.

International Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
CNH	59,000	USD	8,449	Citibank, N.A.	12/18/24	$ —	$ (140)
CNH	82,000	USD	11,744	Citibank, N.A.	12/18/24	—	(196)
CNH	87,000	USD	12,455	Citibank, N.A.	12/18/24	—	(203)
CNH	86,000	USD	12,319	Citibank, N.A.	12/18/24	—	(207)
CNH	393,000	USD	56,286	Citibank, N.A.	12/18/24	—	(940)
CNH	419,000	USD	59,985	Citibank, N.A.	12/18/24	—	(977)
CNH	412,000	USD	59,015	Citibank, N.A.	12/18/24	—	(993)
CNH	425,000	USD	60,864	Citibank, N.A.	12/18/24	—	(1,011)
CNH	40,000	USD	5,718	HSBC Bank USA, N.A.	12/18/24	—	(85)
CNH	50,000	USD	7,152	HSBC Bank USA, N.A.	12/18/24	—	(111)
CNH	109,172	USD	15,615	HSBC Bank USA, N.A.	12/18/24	—	(240)
CNH	194,000	USD	27,732	HSBC Bank USA, N.A.	12/18/24	—	(411)
CNH	257,828	USD	36,877	HSBC Bank USA, N.A.	12/18/24	—	(568)
CNH	260,000	USD	37,192	HSBC Bank USA, N.A.	12/18/24	—	(577)
CNH	525,364	USD	75,142	HSBC Bank USA, N.A.	12/18/24	—	(1,155)
CNH	1,220,636	USD	174,589	HSBC Bank USA, N.A.	12/18/24	—	(2,687)
CNH	5,653,216	USD	805,493	HSBC Bank USA, N.A.	12/18/24	—	(9,355)
CNH	65,000	USD	9,327	JPMorgan Chase Bank, N.A.	12/18/24	—	(174)
CNH	314,000	USD	45,058	JPMorgan Chase Bank, N.A.	12/18/24	—	(838)
CNH	79,462	USD	11,388	UBS AG	12/18/24	—	(198)
CNH	88,000	USD	12,600	UBS AG	12/18/24	—	(207)
CNH	88,000	USD	12,602	UBS AG	12/18/24	—	(209)
CNH	85,000	USD	12,192	UBS AG	12/18/24	—	(222)
CNH	382,436	USD	54,810	UBS AG	12/18/24	—	(952)
CNH	424,000	USD	60,708	UBS AG	12/18/24	—	(997)
CNH	424,000	USD	60,720	UBS AG	12/18/24	—	(1,009)
CNH	409,000	USD	58,667	UBS AG	12/18/24	—	(1,068)
EUR	1,643,200	CZK	41,315,806	JPMorgan Chase Bank, N.A.	12/18/24	13,835	—
EUR	76,251	CZK	1,917,222	JPMorgan Chase Bank, N.A.	12/18/24	642	—
EUR	178,304	ISK	26,710,000	Citibank, N.A.	12/18/24	171	—
EUR	2,534	ISK	393,449	Citibank, N.A.	12/18/24	—	(99)
EUR	317,199	PLN	1,370,533	BNP Paribas	12/18/24	3,777	—
EUR	71,370	PLN	306,611	BNP Paribas	12/18/24	1,289	—
EUR	59,466	PLN	259,496	Citibank, N.A.	12/18/24	70	—
EUR	373,898	PLN	1,614,305	HSBC Bank USA, N.A.	12/18/24	4,755	—
EUR	370,581	PLN	1,599,169	UBS AG	12/18/24	4,916	—
EUR	71,790	PLN	308,487	UBS AG	12/18/24	1,278	—
GBP	1,240,000	USD	1,641,372	UBS AG	12/18/24	—	(42,587)
ILS	1,111,419	USD	298,468	Bank of America, N.A.	12/18/24	—	(529)
ILS	6,227,629	USD	1,675,355	Barclays Bank PLC	12/18/24	—	(5,906)
ILS	3,860,952	USD	1,041,530	Barclays Bank PLC	12/18/24	—	(6,520)
JPY	38,670,000	USD	273,408	Goldman Sachs International	12/18/24	—	(17,439)
JPY	658,232,397	USD	4,653,894	Goldman Sachs International	12/18/24	—	(296,838)
MXN	75,000	USD	3,695	Citibank, N.A.	12/18/24	25	—
21
See Notes to Financial Statements.

International Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
MXN	1,000,000	USD	49,552	Goldman Sachs International	12/18/24	$ 49	$ —
MXN	100,000	USD	4,998	Standard Chartered Bank	12/18/24	—	(38)
MXN	877,655	USD	43,866	Standard Chartered Bank	12/18/24	—	(333)
MXN	1,700,000	USD	84,967	Standard Chartered Bank	12/18/24	—	(645)
MYR	435,000	USD	99,910	Barclays Bank PLC	12/18/24	—	(429)
MYR	595,000	USD	138,009	Barclays Bank PLC	12/18/24	—	(1,937)
MYR	267,000	USD	61,586	Credit Agricole Corporate and Investment Bank	12/18/24	—	(525)
MYR	627,000	USD	144,623	Credit Agricole Corporate and Investment Bank	12/18/24	—	(1,233)
MYR	218,000	USD	50,557	Goldman Sachs International	12/18/24	—	(701)
MYR	492,000	USD	113,364	Goldman Sachs International	12/18/24	—	(847)
NOK	2,091,000	EUR	176,891	UBS AG	12/18/24	—	(2,643)
NZD	249,000	USD	149,866	Australia and New Zealand Banking Group Limited	12/18/24	—	(979)
NZD	497,000	USD	299,063	Australia and New Zealand Banking Group Limited	12/18/24	—	(1,887)
NZD	500,000	USD	300,939	Australia and New Zealand Banking Group Limited	12/18/24	—	(1,970)
NZD	497,000	USD	299,163	Australia and New Zealand Banking Group Limited	12/18/24	—	(1,988)
NZD	670,033	USD	403,182	Australia and New Zealand Banking Group Limited	12/18/24	—	(2,543)
NZD	400,000	USD	239,263	Standard Chartered Bank	12/18/24	—	(87)
SGD	1,025,000	USD	792,508	Bank of America, N.A.	12/18/24	—	(14,750)
SGD	677,000	USD	523,659	Citibank, N.A.	12/18/24	—	(9,960)
SGD	975,000	USD	754,020	HSBC Bank USA, N.A.	12/18/24	—	(14,202)
SGD	570,000	USD	440,213	Standard Chartered Bank	12/18/24	—	(7,704)
USD	131,641	AUD	200,000	Australia and New Zealand Banking Group Limited	12/18/24	—	(36)
USD	397,795	CAD	537,000	Bank of America, N.A.	12/18/24	11,508	—
USD	444,572	CAD	600,000	Standard Chartered Bank	12/18/24	12,966	—
USD	431,794	CAD	583,000	Standard Chartered Bank	12/18/24	12,417	—
USD	169,477	CAD	232,709	Standard Chartered Bank	12/18/24	2,079	—
USD	164,840	CAD	226,291	Standard Chartered Bank	12/18/24	2,058	—
USD	537,882	CNH	3,794,800	Bank of America, N.A.	12/18/24	3,463	—
USD	191,807	CNH	1,353,216	Bank of America, N.A.	12/18/24	1,235	—
USD	151,806	CNH	1,071,000	Bank of America, N.A.	12/18/24	977	—
USD	285,046	CNH	2,000,000	BNP Paribas	12/18/24	3,388	—
USD	283,664	CNH	2,000,000	BNP Paribas	12/18/24	2,005	—
USD	142,523	CNH	1,000,000	BNP Paribas	12/18/24	1,694	—
USD	141,832	CNH	1,000,000	BNP Paribas	12/18/24	1,003	—
USD	142,030	CNH	1,000,000	Goldman Sachs International	12/18/24	1,201	—
USD	42,609	CNH	300,000	Goldman Sachs International	12/18/24	360	—
USD	42,609	CNH	300,000	Goldman Sachs International	12/18/24	360	—
USD	141,969	CNH	1,000,000	Standard Chartered Bank	12/18/24	1,139	—
USD	425,873	CNH	3,000,000	UBS AG	12/18/24	3,385	—
USD	284,441	CNH	2,000,000	UBS AG	12/18/24	2,782	—
22
See Notes to Financial Statements.

International Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	283,873	CNH	2,000,000	UBS AG	12/18/24	$ 2,214	$ —
USD	142,484	CNH	1,000,000	UBS AG	12/18/24	1,655	—
USD	142,220	CNH	1,000,000	UBS AG	12/18/24	1,391	—
USD	141,958	CNH	1,000,000	UBS AG	12/18/24	1,128	—
USD	130,345	ILS	481,296	BNP Paribas	12/18/24	1,324	—
USD	384,723	ILS	1,418,704	Citibank, N.A.	12/18/24	4,409	—
USD	2,517,732	ILS	9,300,000	JPMorgan Chase Bank, N.A.	12/18/24	24,669	—
USD	634,889	JPY	96,000,000	Standard Chartered Bank	12/18/24	—	(567)
USD	4,926	MXN	100,000	Bank of America, N.A.	12/18/24	—	(34)
USD	43,231	MXN	877,655	Bank of America, N.A.	12/18/24	—	(301)
USD	137,139	MXN	2,700,000	JPMorgan Chase Bank, N.A.	12/18/24	3,217	—
USD	3,748	MXN	75,000	Standard Chartered Bank	12/18/24	28	—
USD	139,272	MYR	580,000	Barclays Bank PLC	12/18/24	6,630	—
USD	364,442	MYR	1,580,000	Credit Agricole Corporate and Investment Bank	12/18/24	3,106	—
USD	98,679	MYR	411,000	Goldman Sachs International	12/18/24	4,686	—
USD	645,891	NZD	1,067,447	Australia and New Zealand Banking Group Limited	12/18/24	7,624	—
USD	1,237,219	NZD	2,000,000	Bank of America, N.A.	12/18/24	41,342	—
USD	485,651	NZD	785,162	Goldman Sachs International	12/18/24	16,172	—
USD	197,932	NZD	320,000	Goldman Sachs International	12/18/24	6,591	—
USD	7,614	NZD	12,309	Goldman Sachs International	12/18/24	254	—
USD	834,004	NZD	1,371,213	Standard Chartered Bank	12/18/24	14,103	—
USD	75,607	SGD	100,000	Standard Chartered Bank	12/18/24	—	(272)
USD	172,373	THB	5,767,000	Standard Chartered Bank	12/18/24	965	—
USD	149,522	THB	5,000,000	Standard Chartered Bank	12/18/24	911	—
USD	671,093	ZAR	12,042,097	BNP Paribas	12/18/24	—	(9,389)
USD	1,420,367	ZAR	25,487,079	BNP Paribas	12/18/24	—	(19,871)
USD	171,660	ZAR	2,961,343	Citibank, N.A.	12/18/24	4,319	—
USD	489,653	ZAR	8,449,304	HSBC Bank USA, N.A.	12/18/24	12,195	—
USD	173,146	ZAR	2,991,399	Standard Chartered Bank	12/18/24	4,106	—
USD	114,639	ZAR	2,050,000	Standard Chartered Bank	12/18/24	—	(1,203)
USD	277,854	ZAR	4,982,026	State Street Bank and Trust Company	12/18/24	—	(3,674)
USD	588,077	ZAR	10,544,449	State Street Bank and Trust Company	12/18/24	—	(7,775)
USD	518,779	ZAR	8,931,141	UBS AG	12/18/24	14,093	—
USD	222,284	ZAR	3,977,775	UBS AG	12/18/24	—	(2,494)
USD	717,544	ZAR	12,756,145	UBS AG	12/18/24	—	(3,287)
USD	470,464	ZAR	8,418,954	UBS AG	12/18/24	—	(5,279)
USD	1,518,681	ZAR	26,998,360	UBS AG	12/18/24	—	(6,957)
VND	996,000,000	USD	40,554	Citibank, N.A.	12/18/24	—	(1,132)
ZAR	2,998,280	USD	174,183	Bank of America, N.A.	12/18/24	—	(4,754)
ZAR	9,528,063	USD	552,400	Barclays Bank PLC	12/18/24	—	(13,982)
ZAR	6,118,940	USD	355,418	BNP Paribas	12/18/24	—	(9,646)
ZAR	8,741,343	USD	507,680	HSBC Bank USA, N.A.	12/18/24	—	(13,720)
ZAR	3,014,190	USD	175,315	JPMorgan Chase Bank, N.A.	12/18/24	—	(4,987)
23
See Notes to Financial Statements.

International Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
ZAR	6,099,184	USD	354,140	JPMorgan Chase Bank, N.A.	12/18/24	$ —	$ (9,484)
ZAR	1,617,267	USD	89,389	State Street Bank and Trust Company	12/18/24	2,001	—
TRY	10,353,528	USD	263,484	Standard Chartered Bank	12/20/24	24,895	—
TRY	10,352,764	USD	263,565	Standard Chartered Bank	12/20/24	24,792	—
USD	55,442	TRY	2,165,927	Standard Chartered Bank	12/20/24	—	(4,886)
USD	206,847	TRY	7,945,052	Standard Chartered Bank	12/20/24	—	(14,448)
USD	272,107	TRY	10,595,313	Standard Chartered Bank	12/20/24	—	(23,006)
EGP	6,147,786	USD	123,005	Goldman Sachs International	12/31/24	—	(795)
USD	113,848	EGP	6,147,786	Goldman Sachs International	12/31/24	—	(8,363)
TRY	8,197,382	USD	193,908	Standard Chartered Bank	1/6/25	30,791	—
USD	208,424	TRY	8,197,382	Standard Chartered Bank	1/6/25	—	(16,275)
TRY	7,050,000	USD	164,146	Standard Chartered Bank	1/15/25	27,120	—
USD	175,897	TRY	7,050,000	Standard Chartered Bank	1/15/25	—	(15,369)
UYU	2,772,000	USD	65,796	Bank of America, N.A.	1/15/25	556	—
TRY	10,356,125	USD	236,017	Standard Chartered Bank	1/29/25	40,531	—
TRY	6,375,000	USD	146,786	Standard Chartered Bank	1/29/25	23,451	—
USD	136,957	TRY	5,471,828	BNP Paribas	1/29/25	—	(9,162)
USD	280,045	TRY	11,259,297	Standard Chartered Bank	1/29/25	—	(20,621)
TRY	5,436,380	USD	125,611	Standard Chartered Bank	2/10/25	17,740	—
TRY	2,674,368	USD	62,431	Standard Chartered Bank	2/10/25	8,089	—
USD	199,918	TRY	8,110,748	Standard Chartered Bank	2/10/25	—	(13,951)
EUR	185,075	ISK	28,000,000	Bank of America, N.A.	2/18/25	168	—
ISK	393,449	EUR	2,601	Bank of America, N.A.	2/18/25	—	(2)
TRY	4,988,791	USD	118,514	Standard Chartered Bank	2/24/25	11,247	—
USD	120,516	TRY	4,988,791	Standard Chartered Bank	2/24/25	—	(9,244)
VND	997,000,000	USD	40,413	Citibank, N.A.	3/19/25	—	(937)
EGP	10,957,752	USD	211,621	Citibank, N.A.	3/25/25	—	(2,586)
USD	199,341	EGP	10,957,752	Citibank, N.A.	3/25/25	—	(9,695)
UYU	3,410,000	USD	79,348	Citibank, N.A.	3/31/25	1,430	—
EGP	80,175,000	USD	1,500,000	Bank of America, N.A.	4/3/25	23,210	—
USD	210,726	EGP	10,957,752	Bank of America, N.A.	4/3/25	2,544	—
USD	81,187	EGP	4,221,720	Bank of America, N.A.	4/3/25	980	—
USD	204,337	EGP	11,021,917	Citibank, N.A.	4/3/25	—	(5,064)
USD	868,178	EGP	45,970,000	JPMorgan Chase Bank, N.A.	4/3/25	—	(5,187)
EGP	74,325,000	USD	1,384,078	ICBC Standard Bank plc	4/15/25	20,341	—
USD	117,436	EGP	6,147,786	ICBC Standard Bank plc	4/15/25	1,270	—
UYU	1,133,139	USD	26,719	Citibank, N.A.	4/15/25	62	—
EGP	4,221,720	USD	77,892	Standard Chartered Bank	7/10/25	—	(1,127)
USD	73,167	EGP	4,221,720	Standard Chartered Bank	7/10/25	—	(3,598)
						$762,946	$(1,025,344)
24
See Notes to Financial Statements.

International Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. 5-Year Treasury Note	95	Long	12/31/24	$10,187,266	$(195,013)
Euro-Bobl	(1)	Short	12/6/24	(128,518)	598
Euro-Bund	(4)	Short	12/6/24	(573,461)	15,051
Japan 10-Year Bond	(1)	Short	12/13/24	(948,993)	329
U.S. 10-Year Treasury Note	(6)	Short	12/19/24	(662,813)	22,218
U.S. Ultra-Long Treasury Bond	(6)	Short	12/19/24	(753,750)	40,375
					$(116,442)
Inflation Swaps (Centrally Cleared)
Notional Amount (000's omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)
EUR	300	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.20% (pays upon termination)	10/15/36	$ 27,312
EUR	300	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.20% (pays upon termination)	10/15/36	27,312
EUR	200	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.20% (pays upon termination)	10/15/36	18,180
EUR	280	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.08% (pays upon termination)	1/15/37	27,835
EUR	200	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.29% (pays upon termination)	10/15/46	(18,155)
EUR	300	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.29% (pays upon termination)	10/15/46	(27,232)
EUR	300	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.29% (pays upon termination)	10/15/46	(27,359)
EUR	280	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.18% (pays upon termination)	1/15/47	(31,295)
EUR	110	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.64% (pays upon termination)	3/13/53	12,675
USD	2,200	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.06% (pays upon termination)	8/7/29	39,498
USD	2,100	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.12% (pays upon termination)	8/7/29	31,840
USD	1,300	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.75% (pays upon termination)	10/29/36	(38,296)
USD	450	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.67% (pays upon termination)	1/7/37	(13,812)
25
See Notes to Financial Statements.

International Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Inflation Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)
USD	800	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.62% (pays upon termination)	10/29/46	$ 18,910
USD	400	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.62% (pays upon termination)	10/29/46	9,292
USD	490	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.54% (pays upon termination)	1/7/47	15,672
USD	150	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.40% (pays upon termination)	3/13/53	2,553
							$74,930
Interest Rate Swaps (Centrally Cleared)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
AUD	500	Pays	6-month AUD Bank Bill (pays semi-annually)	4.48% (pays semi-annually)	6/21/25	$ (502)	$ —	$ (502)
BRL	1,400	Receives	Brazil CETIP Interbank Deposit Rate (pays upon termination)	11.85% (pays upon termination)	1/2/29	9,178	—	9,178
CLP	489,800	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	4.64% (pays semi-annually)	12/18/29	8,106	—	8,106
CNY	3,560	Receives	7-day China Fixing Repo Rates (pays quarterly)	1.82% (pays quarterly)	12/18/29	(1,214)	—	(1,214)
CNY	2,000	Receives	7-day China Fixing Repo Rates (pays quarterly)	1.84% (pays quarterly)	12/18/29	(915)	—	(915)
COP	13,044,000	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	8.82% (pays quarterly)	4/11/25	569	—	569
COP	4,315,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.81% (pays upon termination)	4/15/25	(95)	—	(95)
COP	4,265,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.78% (pays upon termination)	4/17/25	(158)	—	(158)
COP	4,094,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.76% (pays upon termination)	4/18/25	(172)	—	(172)
COP	2,335,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.72% (pays upon termination)	4/24/25	(50)	—	(50)
COP	2,361,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.73% (pays upon termination)	4/25/25	22	—	22
COP	7,164,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.70% (pays upon termination)	4/29/25	143	—	143
26
See Notes to Financial Statements.

International Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
COP	2,378,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.70% (pays upon termination)	4/30/25	$ 75	$ —	$ 75
COP	483,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.60% (pays upon termination)	5/1/25	(30)	—	(30)
COP	3,402,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.61% (pays upon termination)	5/1/25	(158)	—	(158)
COP	2,906,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.45% (pays upon termination)	7/16/25	(572)	—	(572)
COP	5,813,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.46% (pays upon termination)	7/17/25	(1,022)	—	(1,022)
COP	4,480,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.45% (pays upon termination)	7/21/25	(625)	—	(625)
COP	3,163,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.55% (pays upon termination)	7/25/25	258	—	258
COP	4,364,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.20% (pays upon termination)	10/16/25	(2,259)	—	(2,259)
COP	2,212,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.21% (pays upon termination)	10/17/25	(1,092)	—	(1,092)
COP	5,654,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.21% (pays upon termination)	10/17/25	(2,791)	—	(2,791)
COP	2,399,000	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	7.12% (pays quarterly)	9/18/26	(9,269)	—	(9,269)
COP	2,938,000	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	7.27% (pays quarterly)	9/18/26	(9,560)	—	(9,560)
COP	616,000	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	7.28% (pays quarterly)	9/18/26	(1,966)	—	(1,966)
COP	1,554,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	7.30% (pays quarterly)	12/18/29	12,207	—	12,207
COP	658,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	7.56% (pays quarterly)	9/18/34	11,656	—	11,656
COP	167,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	7.63% (pays quarterly)	9/18/34	2,762	—	2,762
COP	803,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	7.64% (pays quarterly)	9/18/34	13,157	—	13,157
CZK	10,730	Receives	6-month CZK PRIBOR (pays semi-annually)	3.54% (pays annually)	12/18/29	610	—	610
CZK	11,170	Pays	6-month CZK PRIBOR (pays semi-annually)	4.12% (pays annually)	12/20/33	23,224	—	23,224
27
See Notes to Financial Statements.

International Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
CZK	9,530	Pays	6-month CZK PRIBOR (pays semi-annually)	4.15% (pays annually)	12/20/33	$ 21,161	$ —	$ 21,161
EUR	309	Pays	6-month EURIBOR (pays semi-annually)	3.14% (pays annually)	9/20/28	9,175	—	9,175
EUR	2,065	Pays	6-month EURIBOR (pays semi-annually)	3.20% (pays annually)	9/20/28	66,821	—	66,821
EUR	386	Pays	6-month EURIBOR (pays semi-annually)	2.96% (pays annually)	9/20/43	34,098	—	34,098
GBP	101	Pays	1-day Sterling Overnight Index Average (pays annually)	4.56% (pays annually)	10/2/28	2,083	—	2,083
GBP	540	Pays	1-day Sterling Overnight Index Average (pays annually)	4.27% (pays annually)	12/20/28	(646)	—	(646)
GBP	540	Pays	1-day Sterling Overnight Index Average (pays annually)	4.28% (pays annually)	12/20/28	(324)	—	(324)
GBP	199	Pays	1-day Sterling Overnight Index Average (pays annually)	4.39% (pays annually)	12/20/28	1,158	—	1,158
GBP	100	Pays	1-day Sterling Overnight Index Average (pays annually)	4.59% (pays annually)	12/20/28	1,750	—	1,750
GBP	1,853	Pays	1-day Sterling Overnight Index Average (pays annually)	3.83% (pays annually)	3/20/29	(43,362)	—	(43,362)
GBP	2,085	Pays	1-day Sterling Overnight Index Average (pays annually)	3.78% (pays annually)	12/18/29	(28,054)	—	(28,054)
GBP	850	Pays	1-day Sterling Overnight Index Average (pays annually)	4.20% (pays annually)	6/21/33	12,323	—	12,323
INR	134,000	Pays	1-day INR FBIL MIBOR (pays semi-annually)	5.94% (pays semi-annually)	12/18/29	(22,683)	—	(22,683)
INR	58,000	Pays	1-day INR FBIL MIBOR (pays semi-annually)	5.94% (pays semi-annually)	12/18/29	(9,760)	—	(9,760)
INR	58,000	Pays	1-day INR FBIL MIBOR (pays semi-annually)	5.95% (pays semi-annually)	12/18/29	(9,683)	—	(9,683)
INR	44,590	Pays	1-day INR FBIL MIBOR (pays semi-annually)	5.95% (pays semi-annually)	12/18/29	(7,376)	—	(7,376)
INR	87,900	Receives	1-day INR FBIL MIBOR (pays semi-annually)	6.08% (pays semi-annually)	12/18/29	8,848	—	8,848
JPY	51,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	0.41% (pays annually)	9/20/28	2,441	—	2,441
JPY	89,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	0.57% (pays annually)	6/19/29	1,025	—	1,025
JPY	28,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	0.43% (pays annually)	6/15/32	4,856	—	4,856
JPY	21,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	0.90% (pays annually)	2/2/33	(1,582)	—	(1,582)
28
See Notes to Financial Statements.

International Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
JPY	100,000	Pays	1-day Overnight Tokyo Average Rate (pays annually)	1.65% (pays annually)	12/18/54	$(19,474)	$ —	$(19,474)
KRW	225,000	Receives	3-month KRW Certificate of Deposit Rate (pays quarterly)	2.87% (pays quarterly)	12/18/29	651	—	651
KRW	277,000	Receives	3-month KRW Certificate of Deposit Rate (pays quarterly)	2.88% (pays quarterly)	12/18/29	720	—	720
KRW	299,600	Receives	3-month KRW Certificate of Deposit Rate (pays quarterly)	2.89% (pays quarterly)	12/18/29	621	—	621
KRW	210,000	Receives	3-month KRW Certificate of Deposit Rate (pays quarterly)	2.90% (pays quarterly)	12/18/29	367	—	367
KRW	105,000	Receives	3-month KRW Certificate of Deposit Rate (pays quarterly)	2.91% (pays quarterly)	12/18/29	139	—	139
KRW	779,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.03% (pays quarterly)	9/18/34	1,218	—	1,218
KRW	232,738	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.05% (pays quarterly)	9/18/34	635	—	635
MXN	113,010	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	10.39% (pays monthly)	8/5/25	4,015	—	4,015
MXN	64,990	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	9.98% (pays monthly)	9/11/25	(8,374)	—	(8,374)
MXN	26,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	9.56% (pays monthly)	10/16/26	(7,046)	—	(7,046)
MXN	14,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	9.57% (pays monthly)	10/16/26	(3,601)	—	(3,601)
MXN	27,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	9.54% (pays monthly)	10/19/26	(7,535)	—	(7,535)
MXN	24,300	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	9.57% (pays monthly)	10/19/26	(6,111)	—	(6,111)
MXN	9,800	Receives	Mexico Interbank TIIE 28 Day (pays monthly)	8.81% (pays monthly)	10/1/29	14,888	—	14,888
NZD	590	Pays	3-month NZD Bank Bill (pays quarterly)	3.51% (pays semi-annually)	9/18/29	(4,855)	—	(4,855)
NZD	1,000	Pays	3-month NZD Bank Bill (pays quarterly)	3.54% (pays semi-annually)	9/18/29	(7,408)	—	(7,408)
NZD	1,000	Pays	3-month NZD Bank Bill (pays quarterly)	3.54% (pays semi-annually)	9/18/29	(7,326)	—	(7,326)
NZD	1,000	Pays	3-month NZD Bank Bill (pays quarterly)	3.55% (pays semi-annually)	9/18/29	(7,135)	—	(7,135)
29
See Notes to Financial Statements.

International Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
NZD	1,140	Pays	3-month NZD Bank Bill (pays quarterly)	3.70% (pays semi-annually)	9/18/29	$ (3,418)	$ —	$ (3,418)
NZD	660	Pays	3-month NZD Bank Bill (pays quarterly)	3.81% (pays semi-annually)	9/18/29	61	—	61
NZD	1,000	Pays	3-month NZD Bank Bill (pays quarterly)	3.82% (pays semi-annually)	9/18/29	201	—	201
NZD	1,000	Pays	3-month NZD Bank Bill (pays quarterly)	3.85% (pays semi-annually)	9/18/29	1,076	—	1,076
NZD	561	Receives	3-month NZD Bank Bill (pays quarterly)	4.08% (pays semi-annually)	5/15/34	1,753	—	1,753
NZD	755	Receives	3-month NZD Bank Bill (pays quarterly)	4.10% (pays semi-annually)	5/15/34	1,567	—	1,567
NZD	663	Receives	3-month NZD Bank Bill (pays quarterly)	4.16% (pays semi-annually)	5/15/34	(447)	—	(447)
NZD	366	Receives	3-month NZD Bank Bill (pays quarterly)	4.16% (pays semi-annually)	5/15/34	(334)	—	(334)
PLN	1,710	Receives	6-month PLN WIBOR (pays semi-annually)	4.67% (pays annually)	12/18/29	6,166	—	6,166
SGD	820	Receives	SORA (pays semi-annually)	2.28% (pays semi-annually)	12/18/29	7,957	—	7,957
THB	10,000	Receives	Thai Overnight Repurchase Rate (pays semi-annually)	2.06% (pays semi-annually)	12/18/29	148	—	148
THB	10,100	Receives	Thai Overnight Repurchase Rate (pays semi-annually)	2.06% (pays semi-annually)	12/18/29	93	—	93
THB	11,000	Receives	Thai Overnight Repurchase Rate (pays semi-annually)	2.07% (pays semi-annually)	12/18/29	(7)	—	(7)
TWD	7,400	Receives	3-month TWD TAIBOR (pays quarterly)	1.26% (pays quarterly)	3/20/29	6,615	—	6,615
TWD	9,900	Receives	3-month TWD TAIBOR (pays quarterly)	1.27% (pays quarterly)	3/20/29	8,645	—	8,645
TWD	10,100	Receives	3-month TWD TAIBOR (pays quarterly)	1.32% (pays quarterly)	3/20/29	8,121	—	8,121
TWD	23,800	Receives	3-month TWD TAIBOR (pays quarterly)	1.33% (pays quarterly)	3/20/29	18,725	—	18,725
TWD	8,000	Receives	3-month TWD TAIBOR (pays quarterly)	1.35% (pays quarterly)	3/20/29	6,100	—	6,100
TWD	32,700	Receives	3-month TWD TAIBOR (pays quarterly)	1.36% (pays quarterly)	3/20/29	24,483	—	24,483
TWD	9,900	Receives	3-month TWD TAIBOR (pays quarterly)	1.37% (pays quarterly)	3/20/29	7,275	—	7,275
TWD	9,900	Receives	3-month TWD TAIBOR (pays quarterly)	1.38% (pays quarterly)	3/20/29	7,207	—	7,207
TWD	24,100	Receives	3-month TWD TAIBOR (pays quarterly)	1.64% (pays quarterly)	6/19/29	9,679	—	9,679
TWD	5,800	Receives	3-month TWD TAIBOR (pays quarterly)	1.95% (pays quarterly)	6/19/29	(357)	—	(357)
TWD	22,000	Receives	3-month TWD TAIBOR (pays quarterly)	1.90% (pays quarterly)	9/18/29	916	—	916
30
See Notes to Financial Statements.

International Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
TWD	22,000	Receives	3-month TWD TAIBOR (pays quarterly)	1.90% (pays quarterly)	9/18/29	$ 663	$ —	$ 663
TWD	11,462	Receives	3-month TWD TAIBOR (pays quarterly)	1.62% (pays quarterly)	12/18/29	5,814	—	5,814
TWD	12,435	Receives	3-month TWD TAIBOR (pays quarterly)	1.62% (pays quarterly)	12/18/29	6,288	—	6,288
TWD	11,463	Receives	3-month TWD TAIBOR (pays quarterly)	1.63% (pays quarterly)	12/18/29	5,639	—	5,639
USD	850	Pays	SOFR (pays annually)	4.01% (pays annually)	8/4/28	3,200	—	3,200
USD	1,050	Pays	SOFR (pays annually)	4.01% (pays annually)	8/4/28	3,991	—	3,991
USD	2,200	Pays	SOFR (pays annually)	3.21% (pays annually)	8/7/29	(65,725)	—	(65,725)
USD	2,100	Pays	SOFR (pays annually)	3.24% (pays annually)	8/7/29	(60,195)	—	(60,195)
USD	240	Receives	SOFR (pays annually)	3.35% (pays annually)	9/18/29	5,095	—	5,095
USD	1,000	Receives	SOFR (pays annually)	3.36% (pays annually)	9/18/29	21,094	—	21,094
USD	1,000	Receives	SOFR (pays annually)	3.36% (pays annually)	9/18/29	20,985	—	20,985
USD	660	Receives	SOFR (pays annually)	3.38% (pays annually)	9/18/29	13,330	—	13,330
USD	1,000	Receives	SOFR (pays annually)	3.40% (pays annually)	9/18/29	19,183	—	19,183
USD	540	Receives	SOFR (pays annually)	3.42% (pays annually)	9/18/29	9,917	—	9,917
USD	1,000	Pays	SOFR (pays annually)	3.06% (pays annually)	11/7/32	(71,235)	—	(71,235)
USD	1,265	Pays	SOFR (pays annually)	3.80% (pays annually)	11/28/33	(21,564)	—	(21,564)
ZAR	11,400	Receives	3-month ZAR JIBAR (pays quarterly)	7.83% (pays quarterly)	12/18/29	2,472	—	2,472
ZAR	1,205	Pays	3-month ZAR JIBAR (pays quarterly)	8.39% (pays quarterly)	12/18/34	(2,633)	—	(2,633)
ZAR	16,803	Pays	3-month ZAR JIBAR (pays quarterly)	8.40% (pays quarterly)	12/18/34	(36,476)	—	(36,476)
ZAR	6,092	Pays	3-month ZAR JIBAR (pays quarterly)	8.44% (pays quarterly)	12/18/34	(12,180)	—	(12,180)
Total						$(3,937)	$ —	$(3,937)
31
See Notes to Financial Statements.

International Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Interest Rate Swaps (OTC)
Counterparty	Notional Amount (000's omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)
Citibank, N.A.	MYR	4,000	Receives	3-month MYR KLIBOR (pays quarterly)	3.62% (pays quarterly)	3/20/29	$(2,791)
Goldman Sachs International	MYR	2,207	Receives	3-month MYR KLIBOR (pays quarterly)	3.50% (pays quarterly)	12/18/29	1,930
JPMorgan Chase Bank, N.A.	MYR	2,000	Receives	3-month MYR KLIBOR (pays quarterly)	3.63% (pays quarterly)	3/20/29	(1,589)
JPMorgan Chase Bank, N.A.	MYR	2,200	Receives	3-month MYR KLIBOR (pays quarterly)	3.63% (pays quarterly)	3/20/29	(1,769)
Nomura International PLC	MYR	4,000	Receives	3-month MYR KLIBOR (pays quarterly)	3.60% (pays quarterly)	3/20/29	(2,020)
Standard Chartered Bank	MYR	2,000	Receives	3-month MYR KLIBOR (pays quarterly)	3.62% (pays quarterly)	3/20/29	(1,396)
Standard Chartered Bank	MYR	1,893	Receives	3-month MYR KLIBOR (pays quarterly)	3.49% (pays quarterly)	12/18/29	1,765
Total							$(5,870)
Cross-Currency Swaps (OTC)
Counterparty	Portfolio Receives	Portfolio Pays	Effective Date/ Termination Date(1)	Value/Unrealized Appreciation (Depreciation)
Bank of America, N.A.	3-month PLN WIBOR + 0.59% on PLN 4,411,843 (Notional Amount) (pays quarterly) plus EUR equivalent of Notional Amount*	3-month EURIBOR on EUR equivalent of Notional Amount (pays quarterly) plus Notional Amount*	6/5/26/ 6/5/29	$(52)
BNP Paribas	Colombia Overnight Interbank Reference Rate + 1.26% on COP 22,111,516,375 (Notional Amount) (pays quarterly) plus USD 5,576,675*	SOFR on USD 5,576,675 (pays quarterly) plus USD equivalent of Notional Amount*	6/13/25/ 6/13/26	12,226
Goldman Sachs International	Colombia Overnight Interbank Reference Rate + 1.34% on COP 11,971,271,000 (Notional Amount) (pays quarterly) plus USD 3,107,000*	SOFR on USD 3,107,000 (pays quarterly) plus USD equivalent of Notional Amount*	5/30/25/ 5/30/26	15,583
JPMorgan Chase Bank, N.A.	3-month PLN WIBOR + 0.62% on PLN 8,421,053 (Notional Amount) (pays quarterly) plus EUR equivalent of Notional Amount*	3-month EURIBOR on EUR equivalent of Notional Amount (pays quarterly) plus Notional Amount*	5/31/26/ 5/31/29	1,582
				$29,339
(1)	Effective date represents the date on which the Portfolio and counterparty exchange the currencies and begin interest payment accrual.
*	The Portfolio pays interest on the currency received and receives interest on the currency delivered. At the termination date, the notional amount of the currency received will be exchanged for the notional amount of the currency delivered. For non-deliverable currency swaps, the net of the USD amount and USD equivalent of the Notional Amount will be paid or received by the Portfolio.
32
See Notes to Financial Statements.

International Income Portfolio
October 31, 2024
Portfolio of Investments — continued

Abbreviations:
COF	– Cost of Funds 11th District
CPI-U (NSA)	– Consumer Price Index All Urban Non-Seasonally Adjusted
EURIBOR	– Euro Interbank Offered Rate
FBIL	– Financial Benchmarks India Ltd.
GDP	– Gross Domestic Product
HICP	– Harmonised Indices of Consumer Prices
JIBAR	– Johannesburg Interbank Average Rate
KLIBOR	– Kuala Lumpur Interbank Offered Rate
MIBOR	– Mumbai Interbank Offered Rate
OTC	– Over-the-counter

PRIBOR	– Prague Interbank Offered Rate
SAIBOR	– Saudi Arabian Interbank Offered Rate
SOFR	– Secured Overnight Financing Rate
SORA	– Singapore Overnight Rate Average
STACR	– Structured Agency Credit Risk
TAIBOR	– Taipei Interbank Offered Rate
TBA	– To Be Announced
TLREF	– Turkish Lira Overnight Reference Rate
WIBOR	– Warsaw Interbank Offered Rate

Currency Abbreviations:
AUD	– Australian Dollar
BRL	– Brazilian Real
CAD	– Canadian Dollar
CLP	– Chilean Peso
CNH	– Yuan Renminbi Offshore
CNY	– Yuan Renminbi
COP	– Colombian Peso
CZK	– Czech Koruna
DOP	– Dominican Peso
EGP	– Egyptian Pound
EUR	– Euro
GBP	– British Pound Sterling
HKD	– Hong Kong Dollar
IDR	– Indonesian Rupiah
ILS	– Israeli Shekel
INR	– Indian Rupee
ISK	– Icelandic Krona
JPY	– Japanese Yen
KRW	– South Korean Won
MXN	– Mexican Peso

MYR	– Malaysian Ringgit
NOK	– Norwegian Krone
NZD	– New Zealand Dollar
PEN	– Peruvian Sol
PHP	– Philippine Peso
PLN	– Polish Zloty
PYG	– Paraguayan Guarani
RSD	– Serbian Dinar
SAR	– Saudi Riyal
SEK	– Swedish Krona
SGD	– Singapore Dollar
THB	– Thai Baht
TRY	– Turkish Lira
TWD	– New Taiwan Dollar
USD	– United States Dollar
UYU	– Uruguayan Peso
VND	– Viet Nam Dong
ZAR	– South African Rand
33
See Notes to Financial Statements.

International Income Portfolio
October 31, 2024
Statement of Assets and Liabilities

October 31, 2024
Assets
Unaffiliated investments, at value (identified cost $33,541,324)	$33,282,803
Affiliated investments, at value (identified cost $1,107,669)	1,107,669
Deposits for derivatives collateral:
Centrally cleared derivatives	1,043,095
Foreign currency, at value (identified cost $308,061)	306,883
Interest receivable	498,298
Dividends receivable from affiliated investments	3,884
Receivable for investments sold	713,180
Receivable for open forward foreign currency exchange contracts	762,946
Receivable for open swap contracts	33,086
Receivable for closed swap contracts	5,819
Receivable from affiliates	85,884
Trustees' deferred compensation plan	45,023
Total assets	$37,888,570
Liabilities
Payable for reverse repurchase agreements, including accrued interest of $2,564	$2,248,065
Written options and swaptions outstanding, at value (premiums received $4,138)	4,360
Payable for investments purchased	3,788
Payable for when-issued securities/forward purchase commitments	2,715,329
Payable for variation margin on open futures contracts	11,879
Payable for variation margin on open centrally cleared derivatives	281,815
Payable for open forward foreign currency exchange contracts	1,025,344
Payable for open swap contracts	9,617
Due to custodian	620
Payable to affiliates:
Investment adviser fee	13,439
Trustees' fees	209
Trustees' deferred compensation plan	45,023
Accrued expenses	233,625
Total liabilities	$6,593,113
Net Assets applicable to investors' interest in Portfolio	$31,295,457
34
See Notes to Financial Statements.

International Income Portfolio
October 31, 2024
Statement of Operations

Year Ended
October 31, 2024
Investment Income
Dividend income from affiliated investments	$82,280
Interest income (net of foreign taxes withheld of $20,130)	2,176,296
Other income	2,869
Total investment income	$2,261,445
Expenses
Investment adviser fee	$170,969
Trustees’ fees and expenses	2,626
Custodian fee	240,724
Legal and accounting services	90,884
Interest expense and fees	46,070
Interest expense on securities sold short	59,301
Miscellaneous	4,912
Total expenses	$615,486
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$272,960
Total expense reductions	$272,960
Net expenses	$342,526
Net investment income	$1,918,919
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions (net of foreign capital gains taxes of $14,503)	$(998,259)
Written options and swaptions	25,558
Securities sold short	100,824
Futures contracts	16,658
Swap contracts	(205,015)
Foreign currency transactions	(38,367)
Forward foreign currency exchange contracts	(506,497)
Net realized loss	$(1,605,098)
Change in unrealized appreciation (depreciation):
Investments (including net decrease in accrued foreign capital gains taxes of $156)	$2,194,978
Written options and swaptions	60,274
Securities sold short	(14,637)
Futures contracts	42,406
Swap contracts	746,047
Foreign currency	15,484
Forward foreign currency exchange contracts	18,495
Net change in unrealized appreciation (depreciation)	$3,063,047
Net realized and unrealized gain	$1,457,949
Net increase in net assets from operations	$3,376,868
35
See Notes to Financial Statements.

International Income Portfolio
October 31, 2024
Statements of Changes in Net Assets

	Year Ended October 31,
	2024	2023
Increase (Decrease) in Net Assets
From operations:
Net investment income	$1,918,919	$1,782,189
Net realized loss	(1,605,098)	(3,196,761)
Net change in unrealized appreciation (depreciation)	3,063,047	3,004,838
Net increase in net assets from operations	$3,376,868	$1,590,266
Capital transactions:
Contributions	$3,549,095	$17,066,116
Withdrawals	(11,658,791)	(11,182,963)
Net increase (decrease) in net assets from capital transactions	$(8,109,696)	$5,883,153
Net increase (decrease) in net assets	$(4,732,828)	$7,473,419
Net Assets
At beginning of year	$36,028,285	$28,554,866
At end of year	$31,295,457	$36,028,285
36
See Notes to Financial Statements.

International Income Portfolio
October 31, 2024
Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2024	2023	2022	2021	2020
Ratios (as a percentage of average daily net assets):(1)
Total expenses(2)	1.80%	1.28%	1.12%	0.90%	0.87%
Net expenses(2)	1.00%(3)	0.72%(3)	0.72%(3)	0.71%	0.71%
Net investment income	5.62%	4.66%	3.13%	1.86%	2.48%
Portfolio Turnover(4)	227%	230%	159%	102%	88%
Total Return	9.35%	6.86%	(18.54)%	(0.08)%	6.04%
Net assets, end of year (000’s omitted)	$31,295	$36,028	$28,555	$58,102	$57,167
(1)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
(2)	Includes interest expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.31%, 0.03% and 0.02% of average daily net assets for the years ended October 31, 2024, 2023 and 2022, respectively, and 0.01% of average daily net assets for each of the years ended October 31, 2021 and 2020.
(3)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.01%, 0.01% and less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022, respectively).
(4)	Includes the effect of To Be Announced (TBA) transactions.
37
See Notes to Financial Statements.

International Income Portfolio
October 31, 2024
Notes to Financial Statements

1  Significant Accounting Policies
International Income Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2024, Eaton Vance Global Sovereign Opportunities Fund held an interest of approximately 100% in the Portfolio.
The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Derivatives. U.S. exchange-traded options are valued at the mean between the bid and ask prices at valuation time as reported by the Options Price Reporting Authority. Non-U.S. exchange-traded options and over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Portfolio’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Withholding taxes on foreign interest have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.
D  Federal and Other Taxes—The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on
38

International Income Portfolio
October 31, 2024
Notes to Financial Statements — continued

its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.
In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.
As of October 31, 2024, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
F  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
G  Indemnifications—Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.
H  Futures Contracts—Upon entering into a futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.
I  Forward Foreign Currency Exchange Contracts—The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Portfolio and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and, in the case of forward foreign currency exchange contracts, from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.
J  Purchased Options—Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.
K  Written Options—Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the
39

International Income Portfolio
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Portfolio’s policies on investment valuations discussed above. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. The Portfolio, as a writer of an option, may have no control over whether the underlying instrument may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the instrument underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.
L  Interest Rate Swaps—Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared. Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, if any (which are amortized over the life of the swap contract), are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.
M  Inflation Swaps—Pursuant to inflation swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark index in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) in exchange for floating-rate payments based on the return of a benchmark index. By design, the benchmark index is an inflation index, such as the Consumer Price Index. The accounting policy for payments received or made and changes in the underlying value of the inflation swap are the same as for interest rate swaps as described above. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark index. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from the unanticipated movements in value of interest rates or the index.
N  Cross-Currency Swaps —Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.
O  Credit Default Swaps—When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 5 and 9. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
P  Total Return Swaps—In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are
40

International Income Portfolio
October 31, 2024
Notes to Financial Statements — continued

recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.
Q  Swaptions—A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Portfolio purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked-to-market to reflect the current value of the swaption. A written swaption gives the Portfolio the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Portfolio writes a swaption, the premium received by the Portfolio is recorded as a liability and subsequently marked-to-market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Portfolio’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract. Purchased swaptions traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.
R  When-Issued Securities and Delayed Delivery Transactions—The Portfolio may purchase securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract. A forward purchase commitment may also be closed by entering into an offsetting commitment. If an offsetting commitment is entered into, the Portfolio will realize a gain or loss on investments based on the price established when the Portfolio entered into the commitment.
S  Repurchase Agreements—A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked-to-market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.
T  Reverse Repurchase Agreements—Under a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio security to another party, such as a bank or broker/dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the security at an agreed upon time and price, which reflects an interest payment. In periods of increased demand for a security, the Portfolio may receive a payment from the counterparty for the use of the security, which is recorded as interest income. Because the Portfolio retains effective control over the transferred security, the transaction is accounted for as a secured borrowing. The Portfolio may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds (and the counterparty making a loan), they constitute a form of leverage. The Portfolio segregates cash or liquid assets equal to its obligation to repurchase the security. During the term of the agreement, the Portfolio may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. In the event the counterparty to a reverse repurchase agreement becomes insolvent, recovery of the security transferred by the Portfolio may be delayed or the Portfolio may incur a loss equal to the amount by which the value of the security transferred by the Portfolio exceeds the repurchase price payable by the Portfolio.
U  Securities Sold Short—A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest, which accrue during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest and dividends payable on securities sold short are recorded as an expense.
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October 31, 2024
Notes to Financial Statements — continued

2  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate as a percentage of the Portfolio’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $1 billion	0.500%
$1 billion but less than $2.5 billion	0.475%
$2.5 billion but less than $5 billion	0.455%
$5 billion and over	0.440%
For the year ended October 31, 2024, the Portfolio’s investment adviser fee amounted to $170,969 or 0.50% of the Portfolio’s average daily net assets. Pursuant to a voluntary expense reimbursement, BMR was allocated $270,602 of the Portfolio’s operating expenses for the year ended October 31, 2024.
The Portfolio may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Portfolio is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Fund. For the year ended October 31, 2024, the investment adviser fee paid was reduced by $2,358 relating to the Portfolio’s investment in the Liquidity Fund.
Trustees and officers of the Portfolio who are members of BMR’s organization receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Portfolio are officers of the above organization.
3  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and including maturities, paydowns, TBA transactions and securities sold short, for the year ended October 31, 2024 were as follows:
	Purchases	Sales
Investments (non-U.S. Government)	$30,413,525	$28,402,612
U.S. Government and Agency Securities	32,217,486	32,615,377
	$62,631,011	$61,017,989
4  Federal Income Tax Basis of Investments
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts and reverse repurchase agreements of the Portfolio at October 31, 2024, as determined on a federal income tax basis, were as follows:
Aggregate cost	$34,287,146
Gross unrealized appreciation	$1,191,105
Gross unrealized depreciation	(1,167,313)
Net unrealized appreciation	$23,792
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International Income Portfolio
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Notes to Financial Statements — continued

5  Financial Instruments
The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and swaptions, forward foreign currency exchange contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2024 is included in the Portfolio of Investments. At October 31, 2024, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.
In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:
Credit Risk: The Portfolio enters into credit default swaps to enhance total return and/or as a substitute for the purchase or sale of securities.
Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts, currency options and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.
Interest Rate Risk: The Portfolio utilizes various interest rate derivatives including interest rate futures contracts, interest rate swaps and swaptions, inflation swaps, total return swaps and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in interest rates and/or to change the effective duration of its portfolio.
The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2024, the fair value of derivatives with credit-related contingent features in a net liability position was $1,039,321. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $29,977 at October 31, 2024.
The OTC derivatives in which the Portfolio invests (except for written options and swaptions as the Portfolio, not the counterparty, is obligated to perform) are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/ or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.
The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/ or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments.
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International Income Portfolio
October 31, 2024
Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2024 was as follows:
	Fair Value
Statement of Assets and Liabilities Caption	Foreign Exchange	Interest Rate	Total
Unaffiliated investments, at value	$23,730	$ —	$23,730
Not applicable	477,326*	815,069*	1,292,395
Receivable for open forward foreign currency exchange contracts	762,946	—	762,946
Receivable for open swap contracts	—	33,086	33,086
Total Asset Derivatives	$1,264,002	$848,155	$2,112,157
Derivatives not subject to master netting or similar agreements	$477,326	$815,069	$1,292,395
Total Asset Derivatives subject to master netting or similar agreements	$786,676	$33,086	$819,762
Written options, at value	$(4,360)	$ —	$(4,360)
Not applicable	(389,545)*	(860,518)*	(1,250,063)
Payable for open forward foreign currency exchange contracts	(1,025,344)	—	(1,025,344)
Payable for open swap contracts	—	(9,617)	(9,617)
Total Liability Derivatives	$(1,419,249)	$(870,135)	$(2,289,384)
Derivatives not subject to master netting or similar agreements	$(389,545)	$(860,518)	$(1,250,063)
Total Liability Derivatives subject to master netting or similar agreements	$(1,029,704)	$(9,617)	$(1,039,321)
*	Only the current day’s variation margin on open futures contracts and centrally cleared derivatives is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts and centrally cleared derivatives, as applicable.
The Portfolio's derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of October 31, 2024.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
Australia and New Zealand Banking Group Limited	$7,624	$(7,624)	$ —	$ —	$ —
Bank of America, N.A.	91,194	(22,720)	—	—	68,474
Barclays Bank PLC	18,491	(18,491)	—	—	—
BNP Paribas	38,898	(38,898)	—	—	—
Citibank, N.A.	10,632	(10,632)	—	—	—
Credit Agricole Corporate and Investment Bank	3,106	(1,758)	—	—	1,348
Deutsche Bank AG	85	(85)	—	—	—
Goldman Sachs International	51,035	(51,035)	—	—	—
HSBC Bank USA, N.A.	16,950	(16,950)	—	—	—
ICBC Standard Bank plc	21,611	—	—	—	21,611
JPMorgan Chase Bank, N.A.	56,166	(25,066)	(31,100)	—	—
Standard Chartered Bank	453,252	(318,286)	—	—	134,966
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October 31, 2024
Notes to Financial Statements — continued

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
State Street Bank and Trust Company	$17,876	$(11,449)	$ —	$ —	$6,427
UBS AG	32,842	(32,842)	—	—	—
	$819,762	$(555,836)	$(31,100)	$—	$232,826

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)
Australia and New Zealand Banking Group Limited	$(9,403)	$7,624	$ —	$ —	$(1,779)
Bank of America, N.A.	(22,720)	22,720	—	—	—
Barclays Bank PLC	(28,774)	18,491	10,283	—	—
BNP Paribas	(111,534)	38,898	—	—	(72,636)
Citibank, N.A.	(37,650)	10,632	—	—	(27,018)
Credit Agricole Corporate and Investment Bank	(1,758)	1,758	—	—	—
Deutsche Bank AG	(6,384)	85	—	—	(6,299)
Goldman Sachs International	(325,972)	51,035	—	—	(274,937)
HSBC Bank USA, N.A.	(62,412)	16,950	—	—	(45,462)
JPMorgan Chase Bank, N.A.	(25,066)	25,066	—	—	—
Nomura International PLC	(2,020)	—	—	—	(2,020)
Standard Chartered Bank	(318,286)	318,286	—	—	—
State Street Bank and Trust Company	(11,449)	11,449	—	—	—
UBS AG	(75,893)	32,842	—	—	(43,051)
	$(1,039,321)	$555,836	$10,283	$ —	$(473,202)
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.
Information with respect to reverse repurchase agreements at October 31, 2024 is included at Note 7.
45

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October 31, 2024
Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2024 was as follows:
Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate	Total
Net realized gain (loss):
Investment transactions	$ —	$(93,711)	$ —	$(93,711)
Written options and swaptions	—	17,677	7,881	25,558
Futures contracts	—	—	16,658	16,658
Swap contracts	1,721	—	(206,736)	(205,015)
Forward foreign currency exchange contracts	—	(506,497)	—	(506,497)
Total	$1,721	$(582,531)	$(182,197)	$(763,007)
Change in unrealized appreciation (depreciation):
Investments	$ —	$(14,961)	$(8,867)	$(23,828)
Written options and swaptions	—	(222)	60,496	60,274
Futures contracts	—	—	42,406	42,406
Swap contracts	(385)	—	746,432	746,047
Forward foreign currency exchange contracts	—	18,495	—	18,495
Total	$(385)	$3,312	$840,467	$843,394
The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2024, which are indicative of the volume of these derivative types, were approximately as follows:
Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Purchased Swaptions	Written Options and Swaptions	Swap Contracts
$8,982,000	$6,902,000	$88,562,000	$1,051,000	$1,041,000	$89,934,000
*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.
The average principal amount of purchased and written currency options contracts outstanding during the year ended October 31, 2024, which are indicative of the volume of these derivative types, were approximately $3,299,000 and $284,000, respectively.
6  Line of Credit
The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 21, 2025. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings generally at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2024, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2024.
46

International Income Portfolio
October 31, 2024
Notes to Financial Statements — continued

7  Reverse Repurchase Agreements
Reverse repurchase agreements outstanding as of October 31, 2024 were as follows:
Counterparty	Trade Date	Maturity Date	Interest Rate Paid (Received)		Principal Amount	Value Including Accrued Interest
JPMorgan Chase Bank, N.A.	10/21/24	On Demand(1)	4.90%	NZD	1,356,748	$811,922
JPMorgan Chase Bank, N.A.	10/22/24	On Demand(1)	4.90	NZD	2,400,171	1,436,143
Total						$2,248,065
(1)	Open reverse repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.
At October 31, 2024, the type of securities pledged as collateral for all open reverse repurchase agreements was Sovereign Government Bonds.
For the year ended October 31, 2024, the average borrowings under settled reverse repurchase agreements and the average annual interest rate paid were approximately $698,000 and 5.55%, respectively. Based on the short-term nature of the borrowings under the reverse repurchase agreements, the carrying value of the payable for reverse repurchase agreements approximated its fair value at October 31, 2024. If measured at fair value, borrowings under the reverse repurchase agreements would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2024.
Reverse repurchase agreements entered into by the Portfolio are subject to Master Repurchase Agreements (MRA), which permit the Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio.
The following table presents the Portfolio’s reverse repurchase agreements net of amounts available for offset under an MRA and net of the related collateral pledged by the Portfolio as of October 31, 2024.
Counterparty	Reverse Repurchase Agreements*	Assets Available for Offset	Securities Collateral Pledged*(a)	Cash Collateral Pledged(a)	Net Amount(b)
JPMorgan Chase Bank, N.A.	$(2,248,065)	$ —	$2,248,065	$ —	$ —
*	Including accrued interest.
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount payable to the counterparty in the event of default.
8  Affiliated Investments
At October 31, 2024, the value of the Portfolio's investment in funds that may be deemed to be affiliated was $1,107,669, which represents 3.6% of the Portfolio's net assets. Transactions in such investments by the Portfolio for the year ended October 31, 2024 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$803,076	$38,551,341	$(38,246,748)	$ —	$ —	$1,107,669	$82,280	1,107,669
47

International Income Portfolio
October 31, 2024
Notes to Financial Statements — continued

9  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At October 31, 2024, the hierarchy of inputs used in valuing the Portfolio's investments and open derivative instruments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Collateralized Mortgage Obligations	$ —	$ 2,857,618	$ —	$ 2,857,618
Foreign Corporate Bonds	—	262,236	—	262,236
Sovereign Government Bonds	—	22,490,329	—	22,490,329
U.S. Government Agency Mortgage-Backed Securities	—	3,604,498	—	3,604,498
Short-Term Investments:
Affiliated Fund	1,107,669	—	—	1,107,669
U.S. Treasury Obligations	—	4,044,392	—	4,044,392
Purchased Currency Options	—	23,730	—	23,730
Purchased Interest Rate Swaptions	—	—	—	—
Total Investments	$1,107,669	$33,282,803	$ —	$34,390,472
Forward Foreign Currency Exchange Contracts	$ —	$ 1,240,272	$ —	$ 1,240,272
Futures Contracts	78,571	—	—	78,571
Swap Contracts	—	769,584	—	769,584
Total	$1,186,240	$35,292,659	$ —	$36,478,899
Liability Description
Written Currency Options	$ —	$ (4,360)	$ —	$ (4,360)
Forward Foreign Currency Exchange Contracts	—	(1,414,889)	—	(1,414,889)
Futures Contracts	(195,013)	—	—	(195,013)
Swap Contracts	—	(675,122)	—	(675,122)
Total	$ (195,013)	$(2,094,371)	$ —	$(2,289,384)
10  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country, and by acts of terrorism and war. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
48

International Income Portfolio
October 31, 2024
Notes to Financial Statements — continued

Emerging market securities often involve greater risks than developed market securities. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain economic sectors. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. Governmental actions can have a significant effect on the economic conditions in emerging market countries. It may be more difficult to make a claim or obtain a judgment in the courts of these countries than it is in the United States. The possibility of fraud, negligence, undue influence being exerted by an issuer or refusal to recognize ownership exists in some emerging markets. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. Emerging market securities are also subject to speculative trading, which contributes to their volatility.
Economic data as reported by sovereign entities may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a sovereign entity to restructure defaulted debt may be limited. Therefore, losses on sovereign defaults may far exceed the losses from the default of a similarly rated U.S. debt issuer.
49

International Income Portfolio
October 31, 2024
Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of International Income Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of International Income Portfolio (the “Portfolio"), including the portfolio of investments, as of October 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 20, 2024
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
50

Eaton Vance
Global Sovereign Opportunities Fund
October 31, 2024
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 6, 2024, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised of all of the Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings held between April and June 2024, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios, and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other funds, collective investment trusts and institutional accounts) with the same or substantially similar investment objective as the fund and with a significant overlap in holdings based on criteria set by the Board, if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used by the adviser to determine the value of fund assets, including, when necessary, the determination of “fair value” by the adviser in its role as each funds’ valuation designee and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
1 Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report. Eaton Vance Management and Boston Management and Research are referred to collectively as the “adviser.”
51

Eaton Vance
Global Sovereign Opportunities Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other funds and investment accounts, as applicable;
•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The personal trading codes of ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, including descriptions of their various compliance programs and their record of compliance and remediation;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund;
• A description of the adviser’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost, and character of the administrative and other non-investment advisory services provided by the adviser and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule), and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates, and other relevant matters;
• The risks that the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 6, 2024 meeting, the Board and its committees received information from portfolio managers and other investment professionals of the adviser and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Board and its committees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the funds, and received and participated in reports and presentations provided by the adviser and sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular video or telephone conferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Kirkland & Ellis LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Global Sovereign Opportunities Fund (the “Fund”) and Eaton Vance Management (“EVM”), as well as the investment advisory agreement between International Income Portfolio (the
52

Eaton Vance
Global Sovereign Opportunities Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

“Portfolio”), the portfolio in which the Fund invests, and Boston Management and Research (“BMR”) (EVM, with respect to the Fund, and BMR, with respect to the Portfolio, are each referred to herein as the “Adviser”), including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Fund and the Portfolio.
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreements for the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Fund and the Portfolio by the applicable Adviser.
The Board considered each Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund and the Portfolio, including the education and experience of the investment professionals who provide services to the Fund and the Portfolio, including recent changes to such personnel. The Board considered the abilities and experience of each Adviser’s investment professionals in analyzing factors relevant to investment in sovereign obligations. The Board also considered each Adviser’s expertise with respect to global markets and in-house research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of each Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund and the Portfolio, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund and the Portfolio, including the provision of administrative services. The Board also considered the business-related and other risks to which each Adviser or its affiliates may be subject in managing the Fund and the Portfolio.
The Board noted that under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it would receive a fee, or in the Portfolio, for which it receives no separate fee but for which BMR receives an advisory fee from the Portfolio.
The Board considered the compliance programs of each Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, compliance with policies and procedures, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered relevant examinations of each Adviser and its affiliates by regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by each Adviser, taken as a whole, are appropriate and consistent with the terms of the applicable investment advisory agreement.
Fund Performance
The Board noted that, effective June 26, 2023, the Fund’s name and investment strategies changed to allow the Fund, under normal market conditions, to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. and non-U.S. sovereign investments. The Board also noted that the Fund, under normal market conditions, continues to invest at least 40% of its net assets in foreign investments. Although the Board considered information comparing the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), the Board determined, in light of the recent changes to the Fund, to continue to monitor and evaluate the effectiveness of such changes over time.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Portfolio and by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2023, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by each Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by each Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by each Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by each Adviser and its affiliates are not excessive.
53

Eaton Vance
Global Sovereign Opportunities Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

The Board also considered direct or indirect fall-out benefits received by each Adviser and its affiliates in connection with their respective relationships with the Fund and the Portfolio, including the benefits of research services that may be available to each Adviser as a result of securities transactions effected for the Fund and the Portfolio and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the applicable Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. To assist in the evaluation of the sharing of any economies of scale, the Board received data showing for recent years, asset levels, Adviser profitability and total expense ratios. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fees, which include breakpoints at several asset levels, will allow the Fund and the Portfolio to continue to benefit from any economies of scale in the future.
54

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EAIIX-NCSR    10.31.24

Eaton Vance
Short Duration Government Income Fund
Annual Financial Statements and
Additional Information
October 31, 2024

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the prospectus and/or statement of additional information, which can be obtained by calling 1-800-262-1122 or from a financial intermediary. Prospective investors should read the prospectus carefully before investing.

Annual Financial Statements and Additional Information October 31, 2024
Eaton Vance
Short Duration Government Income Fund

Eaton Vance
Short Duration Government Income Fund
October 31, 2024
Portfolio of Investments

Collateralized Mortgage Obligations — 52.5%
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.:
Series 2135, Class JZ, 6.00%, 3/15/29	$165	$ 166,879
Series 3866, Class DF, 6.00%, (30-day SOFR Average + 1.564%, Cap 6.00%), 5/15/41(1)	1,044	1,008,731
Series 4102, Class DF, 5.50%, (30-day SOFR Average + 1.264%, Cap 5.50%), 9/15/42(1)	271	253,213
Series 4159, Class FP, 5.00%, (30-day SOFR Average + 1.014%, Cap 5.00%), 11/15/42(1)	611	570,120
Series 4180, Class KF, 5.00%, (30-day SOFR Average + 1.114%, Cap 5.00%), 1/15/43(1)	3,145	2,886,185
Series 4204, Class AF, 5.00%, (30-day SOFR Average + 1.114%, Cap 5.00%), 5/15/43(1)	540	484,707
Series 4212, Class NS, 0.00%, (5.263% - 30-day SOFR Average x 1.20, Floor 0.00%), 6/15/43(2)	1,693	888,559
Series 4223, Class NF, 6.00%, (30-day SOFR Average + 1.064%, Cap 6.00%), 7/15/43(1)	1,931	1,808,006
Series 4249, Class CF, 6.127%, (30-day SOFR Average + 0.914%), 9/15/43(1)	7,082	6,991,110
Series 4299, Class JG, 2.50%, 7/15/43	420	403,945
Series 4389, Class CA, 3.00%, 9/15/44	1,201	1,050,746
Series 4619, Class KF, 5.00%, (30-day SOFR Average + 0.864%, Cap 5.00%), 6/15/39(1)	710	684,578
Series 4678, Class PC, 3.00%, 1/15/46	1,122	1,039,187
Series 4876, Class FA, 5.824%, (30-day SOFR Average + 0.814%), 5/15/49(1)	5,840	5,796,304
Series 4995, Class ZN, 2.50%, 7/25/50	1,068	580,694
Series 5009, Class ZN, 3.50%, 7/25/50	5,345	4,258,826
Series 5028, Class AZ, 2.00%, 10/25/50	1,030	432,147
Series 5028, Class ZA, 2.00%, 10/25/50	1,185	636,402
Series 5031, Class Z, 2.50%, 10/25/50	8	4,941
Series 5035, Class AZ, 2.00%, 11/25/50	1,505	717,590
Series 5035, Class ZK, 2.50%, 11/25/50	17,732	10,475,196
Series 5035, Class ZT, 2.00%, 10/25/50	1,683	782,954
Series 5037, Class ZQ, 2.00%, 11/25/50	795	351,620
Series 5038, Class Z, 2.50%, 10/25/50	4	1,757
Series 5038, Class ZN, 2.00%, 11/25/50	1,856	783,245
Series 5039, Class PZ, 2.00%, 11/25/50	1,201	526,385
Series 5039, Class ZJ, 2.00%, 11/25/50	365	153,894
Series 5040, Class TZ, 2.50%, 11/25/50	4,455	2,339,534
Series 5048, Class CZ, 2.00%, 12/25/50	1,936	850,596
Series 5058, Class Z, 2.00%, 1/25/51	728	318,110
Series 5058, Class ZA, 2.00%, 1/25/51	1,057	477,579
Series 5068, Class UZ, 2.50%, 1/25/51	9,820	5,842,153
Series 5071, Class CS, 0.00%, (3.30% - 30-day SOFR Average, Floor 0.00%), 2/25/51(2)	6,990	3,454,620
Series 5071, Class SP, 0.00%, (3.30% - 30-day SOFR Average, Floor 0.00%), 2/25/51(2)	9,615	4,315,653
Series 5072, Class ZU, 2.50%, 2/25/51	3,128	1,661,607
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.: (continued)
Series 5083, Class SK, 0.00%, (3.867% - 30-day SOFR Average x 1.333, Floor 0.00%), 3/25/51(2)	$8,471	$ 4,932,634
Series 5093, Class Z, 3.00%, 1/25/51	1	574
Series 5093, Class ZM, 3.00%, 3/25/51	2	1,310
Series 5101, Class EZ, 2.00%, 3/25/51	2,085	1,105,432
Series 5104, Class WZ, 3.00%, 4/25/51	936	609,727
Series 5114, Class ZH, 3.00%, 5/25/51	457	302,476
Series 5123, Class JZ, 2.00%, 7/25/51	796	374,356
Series 5129, Class HZ, 1.25%, 4/25/50	1,658	667,713
Series 5129, Class TZ, 2.50%, 8/25/51	3,308	1,628,085
Series 5129, Class WZ, 3.00%, 8/25/50	1	578
Series 5129, Class ZE, 3.00%, 9/25/50	214	118,470
Series 5129, Class ZH, 3.00%, 7/25/50	1	607
Series 5129, Class ZW, 3.00%, 8/25/50	1	406
Series 5131, Class QZ, 3.00%, 7/25/51	3,087	1,929,961
Series 5132, Class LZ, 2.50%, 8/25/51	8,712	4,788,212
Series 5140, Class WZ, 2.50%, 9/25/51	7,014	4,173,988
Series 5141, Class ZP, 3.00%, 4/25/50	12,865	8,858,403
Series 5150, Class QZ, 2.50%, 10/25/51	4,934	2,938,537
Series 5150, Class ZJ, 2.50%, 10/25/51	14,172	8,390,361
Series 5159, Class KZ, 3.00%, 11/25/51	6,886	4,602,205
Series 5159, Class MZ, 3.00%, 11/25/51	1,044	642,365
Series 5159, Class ZT, 3.00%, 11/25/51	8,408	5,536,093
Series 5160, Class ZW, 3.00%, 8/25/50	2,788	2,025,270
Series 5168, Class MZ, 3.00%, 10/25/51	6,745	4,343,227
Series 5169, Class JZ, 3.00%, 1/25/49	395	256,181
Series 5300, Class EY, 6.00%, 12/25/52	5,000	5,097,050
Series 5327, Class B, 6.00%, 8/25/53	20,000	20,392,347
Series 5418, Class FC, 6.257%, (30-day SOFR Average + 1.40%), 6/25/54(1)	45,799	46,218,225
Series 5450, Class GZ, 7.00%, 9/25/54	5,461	5,438,788
Series 5460, Class UZ, 6.50%, 10/25/54	6,374	6,278,350
Series 5461, Class Z, 6.50%, 10/25/54	10,054	9,914,603
Series 5462, Class Z, 6.50%, 10/25/54	9,842	9,572,190
Series 5478, Class SG, (15.51% - 30-day SOFR Average x 2.20), 12/25/54(3)	6,000	6,030,311
Interest Only:(4)
Series 354, Class C11, 3.50%, 7/15/46	7,649	1,348,348
Series 354, Class C15, 3.50%, 11/15/46	7,148	1,468,940
Series 362, Class C7, 3.50%, 9/15/47	12,475	2,416,851
Series 362, Class C11, 4.00%, 12/15/47	3,679	791,707
Series 362, Class C12, 4.00%, 12/15/47	7,480	1,526,337
Series 380, Class C5, 3.50%, 1/25/50	8,720	1,737,931
Series 3030, Class SL, 0.976%, (5.986% - 30-day SOFR Average), 9/15/35(2)	738	50,158

1
See Notes to Financial Statements.

Eaton Vance
Short Duration Government Income Fund
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Interest Only: (continued)
Series 3114, Class TS, 1.526%, (6.536% - 30-day SOFR Average), 9/15/30(2)	$892	$ 32,413
Series 3339, Class JI, 1.466%, (6.476% - 30-day SOFR Average), 7/15/37(2)	633	58,923
Series 4094, Class CS, 0.876%, (5.886% - 30-day SOFR Average), 8/15/42(2)	497	50,176
Series 4109, Class SA, 1.076%, (6.086% - 30-day SOFR Average), 9/15/32(2)	783	44,794
Series 4497, Class CS, 1.076%, (6.086% - 30-day SOFR Average), 9/15/44(2)	137	4,175
Series 4507, Class EI, 4.00%, 8/15/44	2,100	251,218
Series 4507, Class MI, 3.50%, 8/15/44	155	6,505
Series 4549, Class DS, 0.776%, (5.786% - 30-day SOFR Average), 8/15/45(2)	594	33,910
Series 4601, Class IN, 3.50%, 7/15/46	12,055	2,332,943
Series 4625, Class BI, 3.50%, 6/15/46	2,367	422,658
Series 4637, Class IP, 3.50%, 4/15/44	78	2,006
Series 4749, Class IL, 4.00%, 12/15/47	830	171,864
Series 4768, Class IO, 4.00%, 3/15/48	966	200,030
Series 4768, Class KI, 4.00%, 11/15/47	1,673	337,647
Series 4772, Class PI, 4.00%, 1/15/48	1,049	217,324
Series 4791, Class SA, 1.076%, (6.086% - 30-day SOFR Average), 5/15/48(2)	4,161	498,953
Series 4796, Class AS, 1.076%, (6.086% - 30-day SOFR Average), 5/15/48(2)	2,635	316,169
Series 4808, Class IB, 4.00%, 5/15/48	4,042	872,560
Series 4966, Class SY, 1.079%, (5.936% - 30-day SOFR Average), 4/25/50(2)	3,934	512,801
Series 5008, Class IE, 2.00%, 9/25/50	32,121	3,989,530
Series 5010, Class I, 2.00%, 9/25/50	28,333	3,560,792
Series 5010, Class IB, 2.00%, 9/25/50	41,913	5,205,752
Series 5010, Class IN, 2.00%, 9/25/50	48,208	6,022,408
Series 5010, Class NI, 2.00%, 9/25/50	14,070	1,774,250
Series 5016, Class UI, 2.00%, 9/25/50	13,412	1,665,841
Series 5017, Class DI, 2.00%, 9/25/50	27,782	3,450,670
Series 5019, Class CI, 2.00%, 10/25/50	22,719	2,849,183
Series 5020, Class CI, 2.00%, 9/25/50	5,603	678,281
Series 5024, Class CI, 2.00%, 10/25/50	57,351	7,218,068
Series 5025, Class GI, 2.00%, 10/25/50	9,844	1,246,287
Series 5028, Class TI, 2.00%, 10/25/50	12,187	1,171,435
Series 5038, Class DI, 2.00%, 11/25/50	70,431	8,820,071
Series 5051, Class S, 0.00%, (3.60% - 30-day SOFR Average, Floor 0.00%), 12/25/50(2)	28,426	844,230
Series 5156, Class IP, 3.00%, 12/25/49	21,996	3,492,864
Series 5191, Class IB, 2.50%, 2/25/51	46,906	7,759,351
Principal Only:(5)
Series 213, Class PO, 0.00%, 6/1/31	697	619,364
Series 239, Class PO, 0.00%, 8/15/36	428	332,647
Series 246, Class PO, 0.00%, 5/15/37	1,016	821,269
Security	Principal Amount (000's omitted)	Value
Principal Only: (continued)
Series 3072, Class WO, 0.00%, 11/15/35	$355	$ 291,640
Series 3342, Class KO, 0.00%, 7/15/37	140	115,697
Series 3476, Class PO, 0.00%, 7/15/38	182	140,486
Series 3862, Class PO, 0.00%, 5/15/41	382	296,416
Series 4239, Class OU, 0.00%, 7/15/43	2,826	1,565,249
Federal National Mortgage Association:
Series G97-4, Class FA, 5.838%, (30-day SOFR Average + 0.914%), 6/17/27(1)	32	32,034
Series 2001-4, Class GA, 9.00%, 4/17/25(6)	0(7)	2
Series 2009-48, Class WA, 5.788%, 7/25/39(6)	152	153,273
Series 2009-62, Class WA, 5.59%, 8/25/39(6)	223	224,323
Series 2010-112, Class DZ, 4.00%, 10/25/40	288	268,115
Series 2011-49, Class NT, 6.00%, (64.855% - 30-day SOFR Average x 10.00, Cap 6.00%), 6/25/41(2)	112	108,059
Series 2012-51, Class FD, 5.551%, (30-day SOFR Average + 0.694%), 5/25/42(1)	14,041	13,883,052
Series 2012-103, Class ZP, 3.00%, 9/25/42	832	639,674
Series 2012-115, Class MX, 0.00%, (3.329% - 30-day SOFR Average x 1.154, Floor 0.00%), 10/25/42(2)	628	234,518
Series 2012-128, Class SH, 0.00%, (3.886% - 30-day SOFR Average, Floor 0.00%), 11/25/42(2)	3,753	2,317,663
Series 2012-128, Class WS, 0.00%, (3.886% - 30-day SOFR Average, Floor 0.00%), 11/25/42(2)	547	329,654
Series 2012-134, Class ZT, 2.00%, 12/25/42	998	772,005
Series 2013-52, Class GA, 1.00%, 6/25/43	539	448,513
Series 2013-58, Class SC, 0.00%, (5.828% - 30-day SOFR Average x 1.50, Floor 0.00%), 6/25/43(2)	2,651	1,974,708
Series 2013-67, Class NF, 5.00%, (30-day SOFR Average + 1.114%, Cap 5.00%), 7/25/43(1)	631	597,165
Series 2014-1, Class HF, 5.00%, (30-day SOFR Average + 1.614%, Cap 5.00%), 6/25/43(1)	730	665,760
Series 2015-74, Class SL, 0.00%, (2.282% - 30-day SOFR Average x 0.587, Floor 0.00%), 10/25/45(2)	1,883	1,087,974
Series 2016-26, Class KS, 0.00%, (5.05% - 30-day SOFR Average x 1.75, Floor 0.00%), 11/25/42(2)	1,603	1,218,753
Series 2017-15, Class LE, 3.00%, 6/25/46	95	92,528
Series 2017-56, Class KF, 6.00%, (30-day SOFR Average + 1.114%, Cap 6.00%), 7/25/47(1)	561	538,509
Series 2017-56, Class KS, 0.00%, (4.886% - 30-day SOFR Average, Floor 0.00%), 7/25/47(2)	314	159,894
Series 2019-1, Class FA, 5.571%, (30-day SOFR Average + 0.714%), 2/25/49(1)	5,271	5,218,627
Series 2019-8, Class FD, 5.671%, (30-day SOFR Average + 0.814%), 3/25/49(1)	17,506	17,373,936
Series 2019-9, Class LF, 5.521%, (30-day SOFR Average + 0.664%), 3/25/49(1)	7,490	7,380,599

2
See Notes to Financial Statements.

Eaton Vance
Short Duration Government Income Fund
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Association: (continued)
Series 2019-16, Class AF, 5.521%, (30-day SOFR Average + 0.664%), 4/25/49(1)	$6,132	$ 6,026,371
Series 2020-45, Class MA, 0.00%, (3.108% - 30-day SOFR Average x 0.80, Floor 0.00%), 6/25/43(2)	1,126	598,310
Series 2020-63, Class ZN, 3.00%, 9/25/50	319	185,563
Series 2020-86, Class ZP, 2.50%, 12/25/50	1,427	699,962
Series 2020-95, Class BZ, 2.50%, 1/25/51	327	155,327
Series 2020-96, Class DZ, 2.50%, 1/25/51	8,526	4,768,426
Series 2020-96, Class EZ, 2.50%, 1/25/51	673	326,266
Series 2020-96, Class KZ, 2.50%, 1/25/51	320	153,787
Series 2021-3, Class ZH, 2.50%, 2/25/51	1,746	884,763
Series 2021-8, Class NZ, 2.50%, 3/25/51	1,087	552,768
Series 2021-11, Class KZ, 3.00%, 6/25/50	567	353,094
Series 2021-22, Class MZ, 3.00%, 4/25/51	2,334	1,431,813
Series 2021-42, Class ZA, 3.00%, 2/25/51	4,945	3,132,064
Series 2021-42, Class ZD, 3.00%, 11/25/50	6,121	3,910,261
Series 2021-45, Class DZ, 3.00%, 7/25/51	390	218,629
Series 2021-51, Class EZ, 2.50%, 8/25/51	1,259	658,828
Series 2021-55, Class ZN, 2.50%, 8/25/51	363	184,115
Series 2021-56, Class LZ, 2.50%, 9/25/51	14,671	9,054,208
Series 2021-59, Class EZ, 2.50%, 9/25/51	1,499	797,185
Series 2021-61, Class Z, 2.50%, 9/25/51	13,329	7,958,799
Series 2021-77, Class WZ, 3.00%, 8/25/50	1,918	1,104,532
Series 2022-2, Class ZN, 3.00%, 2/25/52	12,048	7,790,909
Series 2023-12, Class LW, 6.00%, 4/25/53	15,000	15,290,021
Series 2023-13, Class LY, 6.00%, 4/25/53	9,120	9,303,866
Series 2023-14, Class EL, 6.00%, 4/25/53	23,200	23,624,807
Series 2023-61, Class BL, 6.00%, 12/25/53	5,000	5,136,078
Series 2024-33, Class Z, 7.00%, 12/25/53	25,964	25,894,073
Interest Only:(4)
Series 2004-60, Class SW, 2.079%, (6.936% - 30-day SOFR Average), 4/25/34(2)	331	6,699
Series 2005-68, Class XI, 6.00%, 8/25/35	915	137,769
Series 2006-65, Class PS, 2.249%, (7.106% - 30-day SOFR Average), 7/25/36(2)	572	66,679
Series 2007-99, Class SD, 1.429%, (6.286% - 30-day SOFR Average), 10/25/37(2)	851	61,705
Series 2007-102, Class ST, 1.469%, (6.326% - 30-day SOFR Average), 11/25/37(2)	430	33,575
Series 2011-59, Class IW, 6.00%, 7/25/41	609	96,647
Series 2011-101, Class IC, 3.50%, 10/25/26	299	4,931
Series 2012-147, Class SA, 1.129%, (5.986% - 30-day SOFR Average), 1/25/43(2)	642	63,707
Series 2014-41, Class SA, 1.079%, (5.936% - 30-day SOFR Average), 7/25/44(2)	639	89,650
Series 2014-55, Class IL, 3.50%, 9/25/44	570	111,669
Series 2014-55, Class IN, 3.50%, 7/25/44	513	97,351
Security	Principal Amount (000's omitted)	Value
Interest Only: (continued)
Series 2014-89, Class IO, 3.50%, 1/25/45	$857	$ 165,249
Series 2015-22, Class GI, 3.50%, 4/25/45	242	43,929
Series 2015-31, Class SG, 1.129%, (5.986% - 30-day SOFR Average), 5/25/45(2)	734	109,052
Series 2015-36, Class IL, 3.00%, 6/25/45	737	106,864
Series 2016-61, Class DI, 3.00%, 4/25/46	591	67,617
Series 2018-21, Class IO, 3.00%, 4/25/48	3,617	584,122
Series 2018-42, Class IA, 3.50%, 6/25/47	837	121,007
Series 2019-1, Class SA, 0.429%, (5.286% - 30-day SOFR Average), 2/25/49(2)	3,684	181,885
Series 2020-23, Class SP, 1.079%, (5.936% - 30-day SOFR Average), 2/25/50(2)	11,152	1,464,303
Series 2020-45, Class HI, 2.50%, 7/25/50	5,996	878,723
Series 2020-73, Class NI, 2.00%, 10/25/50	6,108	771,037
Series 2020-89, Class PI, 2.50%, 12/25/50	12,456	2,066,108
Series 2020-94, Class DI, 2.00%, 1/25/51	14,329	1,940,940
Series 2021-3, Class KI, 2.50%, 2/25/51	26,172	3,958,148
Series 2021-3, Class LI, 2.50%, 2/25/51	24,622	3,658,612
Series 2021-10, Class EI, 2.00%, 3/25/51	11,331	1,579,891
Series 2021-34, Class QI, 3.00%, 6/25/51	37,434	6,745,920
Series 2021-73, Class AI, 2.50%, 6/25/49	7,405	1,063,636
Series 2021-94, Class CI, 3.00%, 1/25/52	9,935	1,685,266
Series 2022-6, Class IO, 2.50%, 7/25/51	29,037	4,780,335
Principal Only:(5)
Series 379, Class 1, 0.00%, 5/25/37	896	717,119
Series 380, Class 1, 0.00%, 7/25/37	216	175,964
Series 2007-17, Class PO, 0.00%, 3/25/37	164	126,648
Series 2009-82, Class PO, 0.00%, 10/25/39	419	327,463
Series 2012-5, Class PO, 0.00%, 12/25/39	289	234,150
Series 2012-61, Class PO, 0.00%, 8/25/37	1,240	1,001,784
Series 2014-9, Class DO, 0.00%, 2/25/43	7,375	5,627,497
Series 2014-17, Class PO, 0.00%, 4/25/44	964	690,100
Government National Mortgage Association:
Series 2012-77, Class MT, 5.29%, (1 mo. SOFR + 0.504%), 5/16/41(1)	298	291,401
Series 2015-144, Class KB, 3.00%, 8/20/44	503	430,332
Series 2016-168, Class JF, 5.959%, (1 mo. SOFR + 1.114%), 11/20/46(1)	128	124,293
Series 2017-121, Class DF, 5.00%, (1 mo. SOFR + 0.614%, Cap 5.00%), 8/20/47(1)	2,784	2,697,165
Series 2017-137, Class AF, 5.00%, (1 mo. SOFR + 0.614%, Cap 5.00%), 9/20/47(1)	1,247	1,207,825
Series 2018-H18, Class FG, 5.91%, (1 mo. SOFR + 0.714%), 10/20/68(1)	29,395	29,392,331
Series 2018-H20, Class FA, 5.91%, (1 mo. SOFR + 0.714%), 12/20/68(1)	44,186	44,177,182
Series 2020-76, Class ZL, 2.75%, 5/20/50	320	176,483
Series 2021-1, Class ZD, 3.00%, 1/20/51	1,635	1,202,345

3
See Notes to Financial Statements.

Eaton Vance
Short Duration Government Income Fund
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Government National Mortgage Association: (continued)
Series 2021-8, Class ZG, 2.50%, 1/20/51	$3,322	$ 1,764,897
Series 2021-24, Class EZ, 2.50%, 1/20/51	3,606	1,934,489
Series 2021-24, Class KZ, 2.50%, 2/20/51	3,688	2,221,112
Series 2021-25, Class JZ, 2.50%, 2/20/51	2,053	992,951
Series 2021-49, Class VZ, 2.50%, 3/20/51	21	9,416
Series 2021-77, Class ZG, 3.00%, 7/20/50	365	205,570
Series 2021-86, Class ZJ, 1.50%, 5/20/51	289	116,807
Series 2021-97, Class ZC, 3.00%, 8/20/50	7,645	4,866,139
Series 2021-105, Class MZ, 3.00%, 6/20/51	4,878	3,014,826
Series 2021-105, Class ZH, 1.50%, 6/20/51	1,509	727,491
Series 2021-107, Class GZ, 3.00%, 6/20/51	2,484	1,592,535
Series 2021-114, Class JZ, 3.00%, 6/20/51	2,130	1,271,687
Series 2021-118, Class EZ, 2.50%, 7/20/51	7,263	4,389,185
Series 2021-121, Class ZE, 2.50%, 7/20/51	130	68,264
Series 2021-131, Class ZN, 3.00%, 7/20/51	2,684	1,756,835
Series 2021-136, Class Z, 2.50%, 8/20/51	11,068	6,493,533
Series 2021-137, Class GZ, 2.50%, 8/20/51	1,276	767,667
Series 2021-154, Class ZC, 2.50%, 9/20/51	6,362	3,760,207
Series 2021-156, Class ZQ, 2.50%, 9/20/51	5,050	3,069,615
Series 2021-159, Class ZJ, 2.50%, 9/20/51	8,447	5,131,846
Series 2021-159, Class ZP, 2.00%, 9/20/51	7,783	4,457,764
Series 2021-160, Class NZ, 3.00%, 9/20/51	2,653	1,530,055
Series 2021-177, Class JZ, 3.00%, 10/20/51	5,021	3,345,430
Series 2021-182, Class KZ, 3.00%, 10/20/51	1,371	789,785
Series 2021-194, Class HZ, 3.00%, 11/20/51	9,601	6,775,760
Series 2021-213, Class NZ, 3.00%, 12/20/51	7,881	5,375,126
Series 2021-214, Class LZ, 3.00%, 12/20/51	10,729	7,489,319
Series 2022-31, Class ZD, 3.00%, 2/20/52	818	323,097
Series 2022-189, Class US, 4.802%, (22.733% - 30-day SOFR Average x 3.667), 11/20/52(2)	10,761	11,604,737
Series 2022-195, Class AS, 5.031%, (23.125% - 30-day SOFR Average x 3.70), 11/20/52(2)	3,387	3,749,112
Series 2022-197, Class SW, 4.583%, (16.32% - 30-day SOFR Average x 2.40), 11/20/52(2)	5,655	5,653,674
Series 2022-208, Class YF, 5.89%, (30-day SOFR Average + 1.00%), 12/20/52(1)	29,092	29,031,373
Series 2022-211, Class HF, 5.89%, (30-day SOFR Average + 1.00%), 12/20/52(1)	116,366	115,803,829
Series 2023-53, Class AL, 5.50%, 4/20/53	26,000	25,672,785
Series 2023-53, Class SE, 4.619%, (22.55% - 30-day SOFR Average x 3.667), 4/20/53(2)	13,214	13,902,022
Series 2023-63, Class LB, 6.00%, 5/20/53	10,000	10,193,828
Series 2023-63, Class S, 4.619%, (22.55% - 30-day SOFR Average x 3.667), 5/20/53(2)	6,352	6,670,344
Series 2023-64, Class LB, 6.00%, 5/20/53	4,079	4,158,391
Series 2023-65, Class G, 4.619%, (22.55% - 30-day SOFR Average x 3.667), 5/20/53(2)	10,511	11,302,761
Security	Principal Amount (000's omitted)	Value
Government National Mortgage Association: (continued)
Series 2023-65, Class SB, 4.619%, (22.55% - 30-day SOFR Average x 3.667), 5/20/53(2)	$3,479	$ 3,662,954
Series 2023-65, Class SD, 4.619%, (22.55% - 30-day SOFR Average x 3.667), 5/20/53(2)	2,703	2,891,043
Series 2023-66, Class S, 4.619%, (22.55% - 30-day SOFR Average x 3.667), 5/20/53(2)	3,988	4,189,450
Series 2023-66, Class SD, 4.619%, (22.55% - 30-day SOFR Average x 3.667), 5/20/53(2)	1,595	1,675,780
Series 2023-82, Class AL, 6.00%, 6/20/53	18,360	18,606,176
Series 2023-83, Class GS, 5.105%, (27.60% - 30-day SOFR Average x 4.60), 6/20/53(2)	6,649	6,761,767
Series 2023-83, Class S, 4.384%, (22.868% - 30-day SOFR Average x 3.78), 6/20/53(2)	3,593	3,779,148
Series 2023-84, Class MW, 6.00%, 6/20/53	4,600	4,688,877
Series 2023-84, Class SN, 4.44%, (22.387% - 30-day SOFR Average x 3.67), 6/20/53(2)	4,794	5,011,152
Series 2023-89, Class SD, 4.252%, (22.183% - 30-day SOFR Average x 3.667), 6/20/53(2)	4,485	4,671,670
Series 2023-96, Class BL, 6.00%, 7/20/53	5,000	5,106,202
Series 2023-96, Class DB, 6.00%, 7/20/53	12,250	12,487,770
Series 2023-97, Class CB, 6.00%, 7/20/53	14,000	14,278,677
Series 2023-98, Class BW, 6.00%, 7/20/53	3,250	3,318,621
Series 2023-98, Class JB, 6.00%, 7/20/53	12,714	12,982,814
Series 2023-99, Class AL, 6.00%, 7/20/53	17,468	17,807,284
Series 2023-117, Class JB, 6.00%, 8/20/53	9,602	9,755,453
Series 2023-165, Class DY, 6.00%, 11/20/53	20,000	20,429,230
Series 2023-165, Class EY, 6.50%, 11/20/53	22,000	22,960,407
Series 2023-182, Class EL, 6.00%, 12/20/53	7,000	7,137,889
Series 2024-14, Class CY, 5.50%, 1/20/54	15,000	14,631,325
Series 2024-126, Class DY, 5.50%, 8/20/54	17,593	16,827,524
Series 2024-126, Class KY, 6.00%, 8/20/54	3,000	2,981,175
Series 2024-134, Class LZ, 6.50%, 8/20/54	5,034	5,002,833
Series 2024-142, Class KZ, 6.50%, 9/20/54	1,546	1,534,795
Series 2024-143, Class CZ, 6.50%, 6/20/54	1,238	1,228,794
Series 2024-148, Class GB, 6.00%, 9/20/54	14,000	14,317,960
Series 2024-148, Class GZ, 7.50%, 12/20/51	2,330	2,327,081
Series 2024-168, Class MZ, 6.50%, 10/20/54	648	638,943
Interest Only:(4)
Series 2014-98, Class IM, 0.00%, 1/20/43(6)	4,347	134,720
Series 2015-151, Class KI, 0.00%, 11/20/42(6)	5,071	152,401
Series 2017-104, Class SD, 1.326%, (6.086% - 1 mo. SOFR), 7/20/47(2)	2,020	245,913
Series 2017-121, Class DS, 0.00%, (4.386% - 1 mo. SOFR, Floor 0.00%), 8/20/47(2)	2,265	88,627
Series 2018-127, Class SG, 1.376%, (6.136% - 1 mo. SOFR), 9/20/48(2)	5,346	563,174
Series 2019-27, Class SA, 1.176%, (5.936% - 1 mo. SOFR), 2/20/49(2)	1,847	194,721

4
See Notes to Financial Statements.

Eaton Vance
Short Duration Government Income Fund
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Interest Only: (continued)
Series 2019-38, Class SQ, 1.176%, (5.936% - 1 mo. SOFR), 3/20/49(2)	$5,709	$ 569,659
Series 2019-43, Class BS, 1.176%, (5.936% - 1 mo. SOFR), 4/20/49(2)	2,991	318,115
Series 2020-97, Class MI, 2.50%, 3/20/50	5,071	660,080
Series 2020-116, Class MI, 2.00%, 8/20/50	467	60,977
Series 2020-134, Class IM, 2.50%, 9/20/50	13,372	1,812,212
Series 2020-146, Class IQ, 2.00%, 10/20/50	126,373	15,195,277
Series 2020-146, Class QI, 2.00%, 10/20/50	37,677	4,463,962
Series 2020-151, Class AI, 2.00%, 10/20/50	79,607	9,668,232
Series 2020-162, Class BI, 2.00%, 10/20/50	18,153	2,210,124
Series 2020-167, Class KI, 2.00%, 11/20/50	78,712	9,440,263
Series 2020-167, Class YI, 2.00%, 11/20/50	96,110	11,717,119
Series 2020-173, Class DI, 2.00%, 11/20/50	79,027	9,557,701
Series 2020-176, Class AI, 2.00%, 11/20/50	26,707	3,064,131
Series 2020-176, Class HI, 2.50%, 11/20/50	18,215	2,470,275
Series 2020-181, Class TI, 2.00%, 12/20/50	77,408	8,972,341
Series 2020-185, Class BI, 2.00%, 12/20/50	15,504	1,930,976
Series 2021-9, Class GI, 2.00%, 1/20/51	37,871	4,425,016
Series 2021-15, Class AI, 2.00%, 1/20/51	20,660	2,514,764
Series 2021-23, Class TI, 2.50%, 2/20/51	10,449	1,479,146
Series 2021-30, Class AI, 2.00%, 2/20/51	8,877	1,068,384
Series 2021-46, Class IM, 2.50%, 3/20/51	4,301	571,308
Series 2021-56, Class SD, 0.00%, (2.30% - 30-day SOFR Average, Floor 0.00%), 9/20/50(2)	13,517	157,921
Series 2021-56, Class SE, 0.00%, (2.30% - 30-day SOFR Average, Floor 0.00%), 10/20/50(2)	4,969	58,734
Series 2021-77, Class SB, 0.00%, (3.636% - 1 mo. SOFR, Floor 0.00%), 5/20/51(2)	15,185	373,596
Series 2021-77, Class SE, 0.00%, (3.636% - 1 mo. SOFR, Floor 0.00%), 5/20/51(2)	9,276	222,573
Series 2021-97, Class IG, 2.50%, 8/20/49	67,363	7,846,765
Series 2021-97, Class QI, 3.00%, 6/20/51	14,894	2,427,950
Series 2021-98, Class EI, 3.00%, 6/20/51	29,203	4,624,876
Series 2021-114, Class MI, 3.00%, 6/20/51	10,880	1,831,600
Series 2021-122, Class NI, 3.00%, 7/20/51	7,463	1,216,580
Series 2021-125, Class SA, 0.00%, (3.636% - 1 mo. SOFR, Floor 0.00%), 7/20/51(2)	17,980	488,239
Series 2021-131, Class QI, 3.00%, 7/20/51	27,876	3,796,645
Series 2021-140, Class YS, 0.00%, (1.586% - 1 mo. SOFR, Floor 0.00%), 8/20/51(2)	20,083	132,867
Series 2021-160, Class DI, 3.00%, 9/20/51	27,162	4,644,521
Series 2021-160, Class IT, 2.50%, 9/20/51	38,110	4,081,730
Series 2021-175, Class AS, 0.00%, (1.686% - 1 mo. SOFR, Floor 0.00%), 10/20/51(2)	40,432	282,234
Series 2021-175, Class SB, 0.00%, (1.686% - 1 mo. SOFR, Floor 0.00%), 10/20/51(2)	20,457	141,782
Series 2021-193, Class IU, 3.00%, 11/20/49	58,752	8,261,236
Security	Principal Amount (000's omitted)	Value
Interest Only: (continued)
Series 2021-193, Class YS, 0.00%, (2.45% - 30-day SOFR Average, Floor 0.00%), 11/20/51(2)	$46,503	$ 519,501
Series 2021-196, Class GI, 3.00%, 11/20/51	28,526	4,432,919
Series 2021-201, Class PI, 3.00%, 11/20/51	23,775	2,804,096
Series 2021-209, Class IW, 3.00%, 11/20/51	15,359	2,051,045
Series 2022-104, Class IO, 2.50%, 6/20/51	23,628	3,326,120
Series 2022-119, Class CS, 0.00%, (3.00% - 30-day SOFR Average, Floor 0.00%), 7/20/52(2)	187,890	1,479,463
Series 2022-119, Class SC, 0.00%, (3.00% - 30-day SOFR Average, Floor 0.00%), 7/20/52(2)	20,877	164,385
Series 2022-126, Class AS, 0.00%, (3.69% - 30-day SOFR Average, Floor 0.00%), 7/20/52(2)	56,029	881,265
Series 2022-126, Class SC, 0.00%, (3.73% - 30-day SOFR Average, Floor 0.00%), 7/20/52(2)	41,753	682,883
Series 2022-135, Class SA, 0.00%, (3.00% - 30-day SOFR Average, Floor 0.00%), 6/20/52(2)	118,653	1,040,231
Series 2023-13, Class SA, 0.51%, (5.40% - 30-day SOFR Average), 1/20/53(2)	11,902	369,360
Series 2023-19, Class SD, 1.41%, (6.30% - 30-day SOFR Average), 2/20/53(2)	16,020	829,742
Series 2023-20, Class HS, 1.41%, (6.30% - 30-day SOFR Average), 2/20/53(2)	11,182	576,500
Series 2023-22, Class ES, 1.41%, (6.30% - 30-day SOFR Average), 2/20/53(2)	14,909	768,666
Series 2023-22, Class SA, 0.81%, (5.70% - 30-day SOFR Average), 2/20/53(2)	20,868	707,157
Series 2023-24, Class SB, 0.26%, (5.15% - 30-day SOFR Average), 2/20/53(2)	29,818	878,765
Series 2023-24, Class SG, 1.41%, (6.30% - 30-day SOFR Average), 2/20/53(2)	14,909	768,666
Series 2023-32, Class SA, 1.41%, (6.30% - 30-day SOFR Average), 2/20/53(2)	50,317	2,594,248
Series 2023-38, Class LS, 1.41%, (6.30% - 30-day SOFR Average), 3/20/53(2)	22,591	1,141,602
Series 2023-47, Class HS, 1.41%, (6.30% - 30-day SOFR Average), 3/20/53(2)	7,530	380,534
Series 2023-47, Class SC, 1.36%, (6.25% - 30-day SOFR Average), 3/20/53(2)	11,266	562,046
Series 2023-53, Class SK, 1.31%, (6.20% - 30-day SOFR Average), 4/20/53(2)	29,313	1,458,589
Series 2023-65, Class BS, 1.26%, (6.15% - 30-day SOFR Average), 5/20/53(2)	28,101	1,654,347
Series 2024-64, Class EI, 6.50%, 4/20/64	10,939	1,570,438
Principal Only:(5)
Series 2009-117, Class PO, 0.00%, 12/16/39	649	499,424
Series 2010-88, Class OA, 0.00%, 7/20/40	444	333,059
Series 2015-24, Class KO, 0.00%, 6/20/35	436	389,452
Total Collateralized Mortgage Obligations (identified cost $1,511,864,881)		$1,337,744,229

5
See Notes to Financial Statements.

Eaton Vance
Short Duration Government Income Fund
October 31, 2024
Portfolio of Investments — continued

Government National Mortgage Association Participation Agreements — 3.0%
Security	Principal Amount (000's omitted)	Value
Government National Mortgage Association Participation Agreements:
6.672%, 1/1/59(8)	$12,179	$ 12,240,050
7.35%, 9/15/25(8)	64,450	64,775,666
Total Government National Mortgage Association Participation Agreements (identified cost $76,628,512)		$ 77,015,716

U.S. Department of Agriculture Loans — 0.6%
Security	Principal Amount (000's omitted)	Value
USDA Guaranteed Loans:
7.50%, (U.S. (Fed) Prime Rate - 0.50%), 2/16/43(1)	$1,784	$ 1,783,998
7.50%, (U.S. (Fed) Prime Rate - 0.50%), 2/16/43(1)	2,470	2,470,307
7.50%, (U.S. (Fed) Prime Rate - 0.50%), 2/16/43(1)	5,639	5,639,838
7.50%, (U.S. (Fed) Prime Rate - 0.50%), 2/16/43(1)	890	889,626
7.50%, (U.S. (Fed) Prime Rate - 0.50%), 8/1/54(1)	5,141	5,147,214
Total U.S. Department of Agriculture Loans (identified cost $15,923,219)		$ 15,930,983

U.S. Government Agency Commercial Mortgage-Backed Securities — 0.6%
Security	Principal Amount (000's omitted)	Value
FRESB Mortgage Trust:
Interest Only:(4)
Series 2021-SB91, Class X1, 0.562%, 8/25/41(6)	$43,753	$ 1,159,358
Series 2021-SB92, Class X1, 0.57%, 8/25/41(6)	22,435	585,325
Government National Mortgage Association:
Interest Only:(4)
Series 2021-101, Class IO, 0.676%, 4/16/63(6)	52,476	2,679,716
Series 2021-132, Class IO, 0.72%, 4/16/63(6)	56,257	2,995,360
Series 2021-144, Class IO, 0.821%, 4/16/63(6)	50,295	2,986,192
Series 2021-186, Class IO, 0.764%, 5/16/63(6)	46,635	2,574,571
Series 2022-3, Class IO, 0.64%, 2/16/61(6)	66,404	3,261,680
Total U.S. Government Agency Commercial Mortgage-Backed Securities (identified cost $20,664,784)		$ 16,242,202

U.S. Government Agency Mortgage-Backed Securities — 82.7%
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.:
4.50%, with maturity at 2035	$230	$ 225,131
4.524%, (COF + 1.25%), with maturity at 2025(9)	7	7,224
4.528%, (COF + 1.254%), with maturity at 2029(9)	4	3,966
4.616%, (COF + 1.253%), with maturity at 2035(9)	65	63,002
4.751%, (COF + 1.252%), with maturity at 2032(9)	66	64,159
4.854%, (COF + 1.251%), with maturity at 2030(9)	84	82,559
5.00%, with maturity at 2052	4,963	4,776,054
5.30%, (5 yr. CMT + 2.515%), with maturity at 2032(9)	90	88,905
5.345%, (COF + 2.275%), with maturity at 2025(9)	8	7,696
5.50%, with maturity at 2024	0(7)	193
5.50%, with various maturities to 2053	128,067	127,399,202
5.57%, (COF + 2.296%), with maturity at 2037(9)	245	243,429
5.604%, (30-day SOFR Average + 2.37%), with maturity at 2052(9)	666	663,631
6.00%, with various maturities to 2053	10,126	10,237,794
6.123%, (30-day SOFR Average + 2.165%), with maturity at 2054(9)	1,682	1,676,820
6.664%, (1 yr. CMT + 2.248%), with maturity at 2038(9)	292	296,794
6.719%, (1 yr. CMT + 1.975%), with maturity at 2034(9)	278	280,718
6.753%, (1 yr. CMT + 2.238%), with maturity at 2036(9)	335	339,717
7.00%, with maturity at 2033	30	29,927
7.111%, (1 yr. CMT + 2.252%), with maturity at 2035(9)	918	930,018
7.141%, (1 yr. CMT + 2.327%), with maturity at 2036(9)	326	330,908
Federal National Mortgage Association:
3.00%, with various maturities to 2050	15,347	13,415,706
4.50%, with maturity at 2052	911	866,791
4.509%, (COF + 1.25%), with various maturities to 2027(9)	33	32,487
4.513%, (COF + 1.254%), with maturity at 2034(9)	131	127,198
4.52%, (COF + 1.254%), with maturity at 2034(9)	56	54,828
4.528%, (COF + 1.254%), with various maturities to 2034(9)	199	196,201
4.532%, (COF + 1.254%), with maturity at 2035(9)	13	12,705
4.666%, (COF + 1.261%), with maturity at 2036(9)	79	77,034
4.771%, (COF + 1.259%), with maturity at 2036(9)	18	17,929

6
See Notes to Financial Statements.

Eaton Vance
Short Duration Government Income Fund
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Association: (continued)
4.777%, (COF + 1.497%), with maturity at 2029(9)	$115	$ 115,310
4.798%, (COF + 1.317%), with maturity at 2036(9)	45	43,353
4.954%, (COF + 1.695%), with maturity at 2029(9)	0(7)	242
5.00%, with various maturities to 2048	1,032	997,924
5.058%, (COF + 1.799%), with maturity at 2034(9)	125	122,994
5.145%, (COF + 1.246%), with maturity at 2037(9)	33	32,905
5.154%, (COF + 1.741%), with maturity at 2035(9)	147	144,926
5.263%, (COF + 1.864%), with maturity at 2034(9)	20	19,572
5.269%, (COF + 1.267%), with maturity at 2038(9)	4	3,815
5.32%, (COF + 1.793%), with maturity at 2035(9)	109	107,423
5.483%, (COF + 1.812%), with maturity at 2036(9)	237	232,929
5.50%, with various maturities to 2052	48,064	47,803,607
5.545%, (COF + 2.343%), with maturity at 2026(9)	9	9,383
5.859%, (COF + 1.732%), with maturity at 2034(9)	32	32,072
5.948%, (30-day SOFR Average + 2.05%), with maturity at 2054(9)	1,911	1,920,067
6.00%, with various maturities to 2054	17,011	17,299,938
6.042%, (30-day SOFR Average + 2.22%), with maturity at 2054(9)	2,853	2,864,671
6.35%, (COF + 2.004%), with maturity at 2032(9)	19	19,475
6.50%, with various maturities to 2053	6,089	6,261,330
6.71%, (1 yr. RFUCCT + 1.75%), with maturity at 2035(9)	284	291,446
6.72%, (1 yr. CMT + 2.227%), with maturity at 2031(9)	20	20,027
6.753%, (1 yr. CMT + 2.111%), with maturity at 2037(9)	298	302,755
6.77%, (1 yr. CMT + 2.205%), with maturity at 2039(9)	674	685,637
6.814%, (1 yr. CMT + 2.089%), with maturity at 2040(9)	137	138,929
6.832%, (1 yr. CMT + 2.154%), with maturity at 2036(9)	109	110,462
6.999%, (1 yr. CMT + 2.573%), with maturity at 2038(9)	295	300,929
7.00%, with maturity at 2054	1,963	2,031,956
7.137%, (1 yr. CMT + 2.247%), with maturity at 2033(9)	789	802,254
7.174%, (1 yr. CMT + 2.049%), with maturity at 2033(9)	142	143,618
7.175%, (1 yr. RFUCCT + 1.80%), with maturity at 2034(9)	89	91,628
Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Association: (continued)
7.50%, with maturity at 2054	$814	$ 843,230
Government National Mortgage Association:
2.50%, with maturity at 2051	1,943	1,634,708
3.75%, (1 yr. CMT + 1.50%), with maturity at 2027(9)	25	25,362
4.00%, (1 yr. CMT + 1.50%), with maturity at 2026(9)	19	18,799
4.00%, with various maturities to 2052	9,080	8,446,288
4.50%, with various maturities to 2052	146,175	138,464,227
4.50%, with various maturities to 2052(10)	79,517	74,915,557
5.00%, with various maturities to 2052	85,048	83,603,868
5.50%, with maturity at 2052(10)	42,296	42,528,218
5.50%, with various maturities to 2062	64,744	64,886,611
6.00%, with various maturities to 2063	118,175	120,547,798
6.50%, with various maturities to 2064	145,258	148,283,736
7.00%, with various maturities to 2064	157,616	160,282,025
7.50%, with various maturities to 2064	12,622	12,913,355
Uniform Mortgage-Backed Security:
5.50%, 30-Year, TBA(11)	395,975	392,247,272
6.00%, 30-Year, TBA(11)	437,675	440,547,220
6.50%, 30-Year, TBA(11)	170,000	173,546,089
Total U.S. Government Agency Mortgage-Backed Securities (identified cost $2,144,635,467)		$2,109,234,666

U.S. Government Guaranteed Small Business Administration Pools & Loans — 3.1%
Security	Principal Amount (000's omitted)	Value
5.75%, (U.S. (Fed) Prime Rate - 2.25%), 1/25/44 to 2/25/44(1)	$28,323	$ 28,824,277
5.80%, (U.S. (Fed) Prime Rate - 2.20%), 4/25/44(1)	14,553	14,846,362
7.00%, (U.S. (Fed) Prime Rate - 1.00%), 4/25/44(1)	12,255	12,890,024
7.325%, (U.S. (Fed) Prime Rate - 0.675%), 2/25/44(1)	10,349	10,959,040
SBA IO Trust:
Interest Only:(12)(13)(14)
Series 2018-5, Class A, 2.173%, 6/27/44	58,103	2,395,469
Series 2019-1, Class A, 2.624%, 9/25/45	161,562	8,562,647
Total U.S. Government Guaranteed Small Business Administration Pools & Loans (identified cost $105,845,546)		$ 78,477,819

7
See Notes to Financial Statements.

Eaton Vance
Short Duration Government Income Fund
October 31, 2024
Portfolio of Investments — continued

Short-Term Investments — 0.5%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.78%(15)	12,523,153	$ 12,523,153
Total Short-Term Investments (identified cost $12,523,153)		$ 12,523,153
Total Investments — 143.0% (identified cost $3,888,085,562)		$3,647,168,768

TBA Sale Commitments — (16.4)%
U.S. Government Agency Mortgage-Backed Securities — (16.4)%
Security	Principal Amount (000's omitted)	Value
Government National Mortgage Association:
4.00%, 30-Year, TBA(11)	$ (9,050)	$ (8,426,723)
4.50%, 30-Year, TBA(11)	(224,500)	(214,396,108)
6.50%, 30-Year, TBA(11)	(158,017)	(160,679,576)
7.00%, 30-Year, TBA(11)	(20,895)	(21,374,111)
Uniform Mortgage-Backed Security, 3.00%, 30-Year, TBA(11)	(15,650)	(13,483,453)
Total U.S. Government Agency Mortgage-Backed Securities (proceeds $423,698,897)		$ (418,359,971)
Total TBA Sale Commitments (proceeds $423,698,897)		$ (418,359,971)
Other Assets, Less Liabilities — (26.6)%		$ (678,583,428)
Net Assets — 100.0%		$2,550,225,369
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2024.
(2)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2024.
(3)	When-issued, inverse floating-rate security whose interest rate will be determined after October 31, 2024.
(4)	Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.
(5)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.
(6)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2024.
(7)	Principal amount is less than $500.
(8)	Represents a participation interest, through a participation agreement with a financial institution, in mortgage loans guaranteed by Government National Mortgage Association.
(9)	Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at October 31, 2024.
(10)	Security (or a portion thereof) has been pledged for the benefit of the counterparty for reverse repurchase agreements.
(11)	TBA (To Be Announced) securities are purchased or sold on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount, which is not expected to differ significantly from the commitment amount, and maturity date are determined upon settlement.
(12)	Interest only security that entitles the holder to receive only a portion of the interest payments on the underlying loans. Principal amount shown is the notional amount of the underlying loans on which coupon interest is calculated.
(13)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2024, the aggregate value of these securities is $10,958,116 or 0.4% of the Fund's net assets.
(14)	The stated interest rate represents the weighted average fixed interest rate at October 31, 2024 of all interest only securities comprising the trust.
(15)	May be deemed to be an affiliated investment company (see Note 11). The rate shown is the annualized seven-day yield as of October 31, 2024.

8
See Notes to Financial Statements.

Eaton Vance
Short Duration Government Income Fund
October 31, 2024
Portfolio of Investments — continued

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. 2-Year Treasury Note	6,804	Long	12/31/24	$1,401,251,903	$(2,775,966)
U.S. 10-Year Treasury Note	(776)	Short	12/19/24	(85,723,750)	460,152
U.S. Long Treasury Bond	(1,978)	Short	12/19/24	(233,342,187)	11,518
					$(2,304,296)
Interest Rate Swaps (Centrally Cleared)
Notional Amount (000's omitted)		Fund Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
USD	245,000	Receives	SOFR (pays quarterly)	2.01% (pays semi-annually)	2/16/52	$ 83,527,442	$ —	$ 83,527,442
USD	109,200	Receives	SOFR (pays annually)	1.92% (pays annually)	4/8/52	35,642,288	—	35,642,288
Total						$119,169,730	$ —	$119,169,730
Abbreviations:
CMT	– Constant Maturity Treasury
COF	– Cost of Funds 11th District
RFUCCT	– FTSE USD IBOR Consumer Cash Fallbacks Term
SOFR	– Secured Overnight Financing Rate
TBA	– To Be Announced
Currency Abbreviations:
USD	– United States Dollar
9
See Notes to Financial Statements.

Eaton Vance
Short Duration Government Income Fund
October 31, 2024
Statement of Assets and Liabilities

October 31, 2024
Assets
Unaffiliated investments, at value (identified cost $3,875,562,409)	$3,634,645,615
Affiliated investments, at value (identified cost $12,523,153)	12,523,153
Cash	46,575
Deposits for forward purchase commitments	8,223,000
Deposits for reverse repurchase agreements	5,080,000
Deposits for derivatives collateral:
Futures contracts	9,594,205
Centrally cleared swap contracts	27,152,406
Interest receivable	18,627,842
Dividends receivable from affiliated investments	82,507
Receivable for investments sold	166,432,348
Receivable for TBA sale commitments	423,698,897
Receivable for Fund shares sold	7,611,592
Receivable for variation margin on open centrally cleared swap contracts	368,686
Trustees' deferred compensation plan	113,492
Total assets	$4,314,200,318
Liabilities
Cash collateral due to broker	$1,410,000
Payable for reverse repurchase agreements, including accrued interest of $721,042	119,552,333
Payable for investments purchased	17,075,076
Payable for when-issued/forward commitment securities	1,192,460,174
TBA sale commitments, at value (proceeds receivable $423,698,897)	418,359,971
Payable for Fund shares redeemed	10,883,597
Payable for variation margin on open futures contracts	111,131
Distributions payable	1,372,270
Payable to affiliates:
Investment adviser fee	1,044,623
Distribution and service fees	118,475
Trustees' fees	9,222
Trustees' deferred compensation plan	113,492
Other	127,508
Accrued expenses	1,337,077
Total liabilities	$1,763,974,949
Net Assets	$2,550,225,369
Sources of Net Assets
Paid-in capital	$3,336,926,634
Accumulated loss	(786,701,265)
Net Assets	$2,550,225,369
Advisers Class Shares
Net Assets	$64,940,297
Shares Outstanding	9,043,092
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$7.18
Class A Shares
Net Assets	$371,892,922
Shares Outstanding	51,750,525
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$7.19
Maximum Offering Price Per Share (100 ÷ 97.75 of net asset value per share)	$7.36
10
See Notes to Financial Statements.

Eaton Vance
Short Duration Government Income Fund
October 31, 2024
Statement of Assets and Liabilities — continued

October 31, 2024
Class C Shares
Net Assets	$34,387,158
Shares Outstanding	4,777,992
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$7.20
Class I Shares
Net Assets	$2,079,004,992
Shares Outstanding	289,630,650
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$7.18
On sales of $100,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
11
See Notes to Financial Statements.

Eaton Vance
Short Duration Government Income Fund
October 31, 2024
Statement of Operations

Year Ended
October 31, 2024
Investment Income
Dividend income from affiliated investments	$2,233,804
Interest income	141,483,934
Total investment income	$143,717,738
Expenses
Investment adviser fee	$12,707,091
Distribution and service fees:
Advisers Class	142,124
Class A	1,032,387
Class C	332,337
Trustees’ fees and expenses	108,500
Custodian fee	602,854
Transfer and dividend disbursing agent fees	1,304,435
Legal and accounting services	142,235
Printing and postage	520,593
Registration fees	166,870
Interest expense and fees	14,364,824
Miscellaneous	166,545
Total expenses	$31,590,795
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$64,328
Total expense reductions	$64,328
Net expenses	$31,526,467
Net investment income	$112,191,271
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$(136,146,529)
Written swaptions	3,733,831
Futures contracts	(1,198,028)
Swap contracts	156,937,981
Net realized gain	$23,327,255
Change in unrealized appreciation (depreciation):
Investments	$304,547,665
Written swaptions	(3,521,981)
TBA sale commitments	1,573,937
Futures contracts	(1,504,780)
Swap contracts	(254,358,481)
Net change in unrealized appreciation (depreciation)	$46,736,360
Net realized and unrealized gain	$70,063,615
Net increase in net assets from operations	$182,254,886
12
See Notes to Financial Statements.

Eaton Vance
Short Duration Government Income Fund
October 31, 2024
Statements of Changes in Net Assets

	Year Ended October 31,
	2024	2023
Increase (Decrease) in Net Assets
From operations:
Net investment income	$112,191,271	$192,384,401
Net realized gain (loss)	23,327,255	(190,223,674)
Net change in unrealized appreciation (depreciation)	46,736,360	(16,863,523)
Net increase (decrease) in net assets from operations	$182,254,886	$(14,702,796)
Distributions to shareholders:
Advisers Class	$(3,362,919)	$(6,572,022)
Class A	(24,372,619)	(33,037,453)
Class C	(2,090,150)	(2,536,047)
Class I	(129,732,267)	(190,816,660)
Total distributions to shareholders	$(159,557,955)	$(232,962,182)
Tax return of capital to shareholders:
Advisers Class	$(240,546)	$—
Class A	(1,778,543)	—
Class C	(149,829)	—
Class I	(9,498,224)	—
Total tax return of capital to shareholders	$(11,667,142)	$—
Transactions in shares of beneficial interest:
Advisers Class	$(7,539,920)	$(121,675,168)
Class A	(95,846,791)	(377,404,758)
Class C	(12,028,911)	(22,733,550)
Class I	(394,583,850)	(2,072,888,856)
Net decrease in net assets from Fund share transactions	$(509,999,472)	$(2,594,702,332)
Net decrease in net assets	$(498,969,683)	$(2,842,367,310)
Net Assets
At beginning of year	$3,049,195,052	$5,891,562,362
At end of year	$2,550,225,369	$3,049,195,052
13
See Notes to Financial Statements.

Eaton Vance
Short Duration Government Income Fund
October 31, 2024
Financial Highlights

	Advisers Class
	Year Ended October 31,			Period Ended October 31,
	2024	2023	2022	2021(1)
Net asset value — Beginning of period	$7.17	$7.61	$7.99	$8.10
Income (Loss) From Operations
Net investment income(2)	$0.30	$0.30	$0.13	$0.03
Net realized and unrealized gain (loss)	0.17	(0.37)	(0.35)	(0.09)
Total income (loss) from operations	$0.47	$(0.07)	$(0.22)	$(0.06)
Less Distributions
From net investment income	$(0.43)	$(0.37)	$(0.14)	$(0.05)
Tax return of capital	(0.03)	—	(0.02)	(0.00)(3)
Total distributions	$(0.46)	$(0.37)	$(0.16)	$(0.05)
Net asset value — End of period	$7.18	$7.17	$7.61	$7.99
Total Return(4)	6.64%	(0.92)%	(2.73)%	(0.70)%(5)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$64,940	$72,272	$201,056	$276,067
Ratios (as a percentage of average daily net assets):(6)
Total expenses	1.40%(7)	1.02%(7)	0.79%(7)	0.75%(8)
Net expenses	1.40%(7)(9)	1.02%(7)(9)	0.79%(7)(9)	0.75%(8)
Net investment income	4.08%	4.08%	1.69%	0.90%(8)
Portfolio Turnover(10)	712%	711%	798%	310%(11)
(1)	For the period from the commencement of operations, May 17, 2021, to October 31, 2021.
(2)	Computed using average shares outstanding.
(3)	Amount is less than $(0.005).
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(5)	Not annualized.
(6)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(7)	Includes interest expense, including on reverse repurchase agreements, of 0.55%, 0.20% and 0.01% of average daily net assets for the years ended October 31, 2024, 2023 and 2022, respectively.
(8)	Annualized.
(9)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005%, less than 0.005% and less than 0.01% of average daily net assets for the years ended October 31, 2024, 2023 and 2022, respectively).
(10)	Includes the effect of To Be Announced (TBA) transactions.
(11)	For the year ended October 31, 2021.
14
See Notes to Financial Statements.

Eaton Vance
Short Duration Government Income Fund
October 31, 2024
Financial Highlights — continued

	Class A
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$7.17	$7.61	$8.00	$8.12	$8.10
Income (Loss) From Operations
Net investment income(1)	$0.30	$0.30	$0.13	$0.07	$0.10
Net realized and unrealized gain (loss)	0.18	(0.37)	(0.36)	(0.07)	0.10
Total income (loss) from operations	$0.48	$(0.07)	$(0.23)	$0.00	$0.20
Less Distributions
From net investment income	$(0.43)	$(0.37)	$(0.14)	$(0.11)	$(0.16)
From net realized gain	—	—	—	—	(0.02)
Tax return of capital	(0.03)	—	(0.02)	(0.01)	—
Total distributions	$(0.46)	$(0.37)	$(0.16)	$(0.12)	$(0.18)
Net asset value — End of year	$7.19	$7.17	$7.61	$8.00	$8.12
Total Return(2)	6.80%	(0.92)%	(2.85)%	(0.01)%	2.51%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$371,893	$465,670	$879,760	$2,018,166	$1,764,637
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.40%(4)	1.02%(4)	0.79%(4)	0.77%	0.82%(4)
Net expenses	1.40%(4)(5)	1.02%(4)(5)	0.79%(4)(5)	0.77%	0.82%(4)
Net investment income	4.08%	4.07%	1.61%	0.89%	1.19%
Portfolio Turnover(6)	712%	711%	798%	310%	152%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes interest expense, including on reverse repurchase agreements, of 0.55%, 0.20%, 0.01% and 0.02% of average daily net assets for the years ended October 31, 2024, 2023, 2022 and 2020, respectively.
(5)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005%, less than 0.005% and less than 0.01% of average daily net assets for the years ended October 31, 2024, 2023 and 2022, respectively).
(6)	Includes the effect of To Be Announced (TBA) transactions.
15
See Notes to Financial Statements.

Eaton Vance
Short Duration Government Income Fund
October 31, 2024
Financial Highlights — continued

	Class C
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$7.18	$7.62	$8.01	$8.13	$8.11
Income (Loss) From Operations
Net investment income(1)	$0.25	$0.26	$0.09	$0.02	$0.05
Net realized and unrealized gain (loss)	0.18	(0.37)	(0.36)	(0.07)	0.10
Total income (loss) from operations	$0.43	$(0.11)	$(0.27)	$(0.05)	$0.15
Less Distributions
From net investment income	$(0.38)	$(0.33)	$(0.11)	$(0.07)	$(0.12)
From net realized gain	—	—	—	—	(0.01)
Tax return of capital	(0.03)	—	(0.01)	(0.00)(2)	—
Total distributions	$(0.41)	$(0.33)	$(0.12)	$(0.07)	$(0.13)
Net asset value — End of year	$7.20	$7.18	$7.62	$8.01	$8.13
Total Return(3)	6.14%	(1.51)%	(3.43)%	(0.60)%	1.89%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$34,387	$46,203	$72,212	$103,518	$144,742
Ratios (as a percentage of average daily net assets):(4)
Total expenses	2.00%(5)	1.62%(5)	1.39%(5)	1.37%	1.42%(5)
Net expenses	2.00%(5)(6)	1.62%(5)(6)	1.39%(5)(6)	1.37%	1.42%(5)
Net investment income	3.48%	3.47%	1.11%	0.30%	0.67%
Portfolio Turnover(7)	712%	711%	798%	310%	152%
(1)	Computed using average shares outstanding.
(2)	Amount is less than $(0.005).
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(5)	Includes interest expense, including on reverse repurchase agreements, of 0.55%, 0.20%, 0.01% and 0.02% of average daily net assets for the years ended October 31, 2024, 2023, 2022 and 2020, respectively.
(6)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005%, less than 0.005% and less than 0.01% of average daily net assets for the years ended October 31, 2024, 2023 and 2022, respectively).
(7)	Includes the effect of To Be Announced (TBA) transactions.
16
See Notes to Financial Statements.

Eaton Vance
Short Duration Government Income Fund
October 31, 2024
Financial Highlights — continued

	Class I
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$7.16	$7.60	$7.99	$8.11	$8.09
Income (Loss) From Operations
Net investment income(1)	$0.31	$0.32	$0.15	$0.09	$0.12
Net realized and unrealized gain (loss)	0.19	(0.37)	(0.36)	(0.07)	0.10
Total income (loss) from operations	$0.50	$(0.05)	$(0.21)	$0.02	$0.22
Less Distributions
From net investment income	$(0.45)	$(0.39)	$(0.16)	$(0.13)	$(0.19)
From net realized gain	—	—	—	—	(0.01)
Tax return of capital	(0.03)	—	(0.02)	(0.01)	—
Total distributions	$(0.48)	$(0.39)	$(0.18)	$(0.14)	$(0.20)
Net asset value — End of year	$7.18	$7.16	$7.60	$7.99	$8.11
Total Return(2)	7.05%	(0.81)%	(2.49)%	0.24%	2.76%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,079,005	$2,465,050	$4,738,534	$7,682,437	$6,765,473
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.15%(4)	0.77%(4)	0.54%(4)	0.52%	0.57%(4)
Net expenses	1.15%(4)(5)	0.77%(4)(5)	0.54%(4)(5)	0.52%	0.57%(4)
Net investment income	4.33%	4.32%	1.94%	1.15%	1.46%
Portfolio Turnover(6)	712%	711%	798%	310%	152%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes interest expense, including on reverse repurchase agreements, of 0.55%, 0.20%, 0.01% and 0.02% of average daily net assets for the years ended October 31, 2024, 2023, 2022 and 2020, respectively.
(5)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005%, less than 0.005% and less than 0.01% of average daily net assets for the years ended October 31, 2024, 2023 and 2022, respectively).
(6)	Includes the effect of To Be Announced (TBA) transactions.
17
See Notes to Financial Statements.

Eaton Vance
Short Duration Government Income Fund
October 31, 2024
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Short Duration Government Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Advisers Class and Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Derivatives. Futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.
D  Federal Taxes—The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of October 31, 2024, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
18

Eaton Vance
Short Duration Government Income Fund
October 31, 2024
Notes to Financial Statements — continued

F  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
G  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
H  Futures Contracts —Upon entering into a futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.
I  Interest Rate Swaps—Swap contracts are privately negotiated agreements between the Fund and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. Pursuant to interest rate swap agreements, the Fund either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, if any (which are amortized over the life of the swap contract), are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.
J  Swaptions—A purchased swaption contract grants the Fund, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Fund purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked-to-market to reflect the current value of the swaption. A written swaption gives the Fund the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Fund writes a swaption, the premium received by the Fund is recorded as a liability and subsequently marked-to-market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Fund’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract. Purchased swaptions traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.
K  When-Issued Securities and Delayed Delivery Transactions—The Fund may purchase securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract. A forward purchase commitment may also be closed by entering into an offsetting commitment. If an offsetting commitment is entered into, the Fund will realize a gain or loss on investments based on the price established when the Fund entered into the commitment.
L  Forward Sale Commitments—The Fund may enter into forward sale commitments to sell generic U.S. government agency mortgage-backed securities to hedge its portfolio positions and/or to enhance return. The proceeds to be received from the forward sale commitment are recorded as an asset and a corresponding liability, which is subsequently valued at approximately the current market value of the underlying security in accordance with the Fund's policies on investment valuations discussed above. The Fund records an unrealized gain or loss on investments to the extent of the difference between the proceeds to be received and the value of the open forward sale commitment on the day of determination. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment or the delivery of securities, the Fund realizes a gain or loss on investments based on the price
19

Eaton Vance
Short Duration Government Income Fund
October 31, 2024
Notes to Financial Statements — continued

established when the Fund entered into the commitment. If the Fund enters into a forward sale commitment for the delivery of a security that it does not own or has the right to obtain, it is subject to the risk of loss if the purchase price to settle the commitment is higher than the price at which it was sold.
M  Reverse Repurchase Agreements—Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio security to another party, such as a bank or broker/dealer, in return for cash. At the same time, the Fund agrees to repurchase the security at an agreed upon time and price, which reflects an interest payment. In periods of increased demand for a security, the Fund may receive a payment from the counterparty for the use of the security, which is recorded as interest income. Because the Fund retains effective control over the transferred security, the transaction is accounted for as a secured borrowing. The Fund may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds (and the counterparty making a loan), they constitute a form of leverage. The Fund segregates cash or liquid assets equal to its obligation to repurchase the security. During the term of the agreement, the Fund may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. In the event the counterparty to a reverse repurchase agreement becomes insolvent, recovery of the security transferred by the Fund may be delayed or the Fund may incur a loss equal to the amount by which the value of the security transferred by the Fund exceeds the repurchase price payable by the Fund.
N  Stripped Mortgage-Backed Securities—The Fund may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-
backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.
2  Distributions to Shareholders and Income Tax Information
The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended October 31, 2024 and October 31, 2023 was as follows:
	Year Ended October 31,
	2024	2023
Ordinary income	$159,557,955	$232,962,182
Tax return of capital	$11,667,142	$ —
As of October 31, 2024, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Deferred capital losses	$(662,058,309)
Net unrealized depreciation	(123,270,686)
Distributions payable	(1,372,270)
Accumulated loss	$(786,701,265)
At October 31, 2024, the Fund, for federal income tax purposes, had deferred capital losses of $662,058,309 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2024, $447,940,332 are short-term and $214,117,977 are long-term.
20

Eaton Vance
Short Duration Government Income Fund
October 31, 2024
Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, TBA sale commitments and reverse repurchase agreements, of the Fund at October 31, 2024, as determined on a federal income tax basis, were as follows:
Aggregate cost	$3,347,506,066
Gross unrealized appreciation	$195,724,650
Gross unrealized depreciation	(318,995,336)
Net unrealized depreciation	$(123,270,686)
3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment adviser fee is computed at an annual rate as a percentage of the Fund’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $1 billion	0.5000%
$1 billion but less than $2.5 billion	0.4750%
$2.5 billion but less than $5 billion	0.4550%
$5 billion but less than $10 billion	0.4400%
$10 billion but less than $15 billion	0.4300%
$15 billion but less than $20 billion	0.4225%
$20 billion and over	0.4175%
Pursuant to an amendment to the investment advisory agreement dated April 29, 2022, BMR contractually agreed to reduce its investment advisory fee rate on average daily net assets of $10 billion and over from 0.4400% to the rates as stated above. This contractual reduction cannot be terminated or reduced without Trustee and shareholder approval. For the year ended October 31, 2024, the Fund’s investment adviser fee amounted to $12,707,091 or 0.48% of the Fund’s average daily net assets. The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended October 31, 2024, the investment adviser fee paid was reduced by $63,482 relating to the Fund's investment in the Liquidity Fund.
Effective March 13, 2024, BMR has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.85%, 0.85%, 1.45% and 0.60% of the Fund’s average daily net assets for Advisers Class, Class A, Class C and Class I, respectively. This agreement may be changed or terminated after March 1, 2025. Pursuant to this agreement, BMR waived and/or reimbursed $846 of the Fund’s operating expenses for the year ended October 31, 2024.
Eaton Vance Management (EVM), an affiliate of BMR, serves as the administrator of the Fund, but receives no compensation. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2024, EVM earned $33,552 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $4,506 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2024. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).
Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Fund are officers of the above organizations.
21

Eaton Vance
Short Duration Government Income Fund
October 31, 2024
Notes to Financial Statements — continued

4  Distribution Plans
The Fund has in effect distribution plans for the Advisers Class shares and Class A shares (Advisers/Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Advisers/Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Advisers Class shares and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2024 amounted to $142,124 for Advisers Class shares and $1,032,387 for Class A shares. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.60% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2024, the Fund paid or accrued to EVD $234,591 for Class C shares.
Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2024 amounted to $97,746 for Class C shares.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 0.25% CDSC if redeemed within 12 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2024, the Fund was informed that EVD received $13,660 and $5,537 of CDSCs paid by Class A and Class C shareholders, respectively.
6  Purchases and Sales of Investments
Purchases and sales of investments (all U.S. Government and Agency Securities), other than short-term obligations and including maturities, paydowns and TBA transactions, aggregated $23,951,470,749 and $24,414,464,140, respectively, for the year ended October 31, 2024.
7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions, were as follows:
	Year Ended October 31, 2024		Year Ended October 31, 2023
	Shares	Amount	Shares	Amount
Advisers Class
Sales	3,899,807	$ 28,351,377	751,922	$ 5,607,351
Issued to shareholders electing to receive payments of distributions in Fund shares	496,356	3,602,837	883,097	6,569,182
Redemptions	(5,437,531)	(39,494,134)	(17,977,151)	(133,851,701)
Net decrease	(1,041,368)	$ (7,539,920)	(16,342,132)	$ (121,675,168)
Class A
Sales	9,901,978	$ 71,972,831	9,417,867	$ 70,367,415
Issued to shareholders electing to receive payments of distributions in Fund shares	3,425,989	24,875,205	4,222,390	31,383,669
Redemptions	(26,507,966)	(192,694,827)	(64,269,169)	(479,155,842)
Net decrease	(13,179,999)	$ (95,846,791)	(50,628,912)	$ (377,404,758)
22

Eaton Vance
Short Duration Government Income Fund
October 31, 2024
Notes to Financial Statements — continued

	Year Ended October 31, 2024		Year Ended October 31, 2023
	Shares	Amount	Shares	Amount
Class C
Sales	530,702	$ 3,874,206	1,046,897	$ 7,842,288
Issued to shareholders electing to receive payments of distributions in Fund shares	302,888	2,202,668	335,044	2,491,954
Redemptions	(2,489,141)	(18,105,785)	(4,420,691)	(33,067,792)
Net decrease	(1,655,551)	$ (12,028,911)	(3,038,750)	$ (22,733,550)
Class I
Sales	145,761,147	$1,058,858,769	213,618,713	$1,600,523,672
Issued to shareholders electing to receive payments of distributions in Fund shares	17,232,712	124,989,941	22,907,274	170,137,449
Redemptions	(217,484,893)	(1,578,432,560)	(515,577,977)	(3,843,549,977)
Net decrease	(54,491,034)	$ (394,583,850)	(279,051,990)	$(2,072,888,856)
8  Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include futures contracts, written swaptions and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2024 is included in the Portfolio of Investments. At October 31, 2024, the Fund had sufficient cash and/or securities to cover commitments under these contracts.
The Fund is subject to interest rate risk in the normal course of pursuing its investment objective. Because the Fund holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Fund utilizes futures contracts and interest rate swaps and swaptions to enhance total return, to change the overall duration of the Fund and/or to hedge against fluctuations in securities prices due to changes in interest rates.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at October 31, 2024 was as follows:
Fair Value
Derivative	Asset Derivative	Liability Derivative
Futures contracts	$471,670(1)	$(2,775,966)(1)
Swap contracts (centrally cleared)	119,169,730(1)	—
Total	$119,641,400	$(2,775,966)
(1)	Only the current day’s variation margin on open futures contracts and centrally cleared swap contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts and centrally cleared swap contracts, as applicable.
23

Eaton Vance
Short Duration Government Income Fund
October 31, 2024
Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended October 31, 2024 was as follows:
Derivative	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Written swaptions	$3,733,831(1)	$(3,521,981)(2)
Futures contracts	(1,198,028)(3)	(1,504,780)(4)
Swap contracts	156,937,981(5)	(254,358,481)(6)
Total	$159,473,784	$(259,385,242)
(1)	Statement of Operations location: Net realized gain (loss): Written swaptions.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation): Written swaptions.
(3)	Statement of Operations location: Net realized gain (loss): Futures contracts.
(4)	Statement of Operations location: Change in unrealized appreciation (depreciation): Futures contracts.
(5)	Statement of Operations location: Net realized gain (loss): Swap contracts.
(6)	Statement of Operations location: Change in unrealized appreciation (depreciation): Swap contracts.
The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2024, which are indicative of the volume of these derivative types, were approximately as follows:
Futures Contracts — Long	Futures Contracts — Short	Written Swaptions	Swap Contracts
$853,101,000	$75,606,000	$231,458,000	$995,954,000
9  Line of Credit
The Fund participates with other portfolios and funds managed by BMR and its affiliates in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 21, 2025. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings generally at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2024, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2024.
10  Reverse Repurchase Agreements
Reverse repurchase agreements outstanding as of October 31, 2024 were as follows:
Counterparty	Trade Date	Maturity Date	Interest Rate Paid (Received)	Principal Amount	Value Including Accrued Interest
TD Securities (USA) LLC	9/19/24	On Demand(1)	5.08%	$118,831,291	$119,552,333
Total				$118,831,291	$119,552,333
(1)	Open reverse repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.
24

Eaton Vance
Short Duration Government Income Fund
October 31, 2024
Notes to Financial Statements — continued

At October 31, 2024, the type of securities pledged as collateral for all open reverse repurchase agreements was U.S. Government Agency Mortgage-Backed Securities.
The Fund also pledged cash of $4,800,000 to TD Securities (USA) LLC and $280,000 to Bank of Montreal as additional collateral for its reverse repurchase obligations.
For the year ended October 31, 2024, the average borrowings under settled reverse repurchase agreements and the average interest rate paid were approximately $258,832,000 and 5.56%, respectively. Based on the short-term nature of the borrowings under the reverse repurchase agreements, the carrying value of the payable for reverse repurchase agreements approximated its fair value at October 31, 2024. If measured at fair value, borrowings under the reverse repurchase agreements would have been considered as Level 2 in the fair value hierarchy (see Note 12) at October 31, 2024.
Reverse repurchase agreements entered into by the Fund are subject to Master Repurchase Agreements (MRA), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.
The following table presents the Fund’s reverse repurchase agreements net of amounts available for offset under an MRA and net of the related collateral pledged by the Fund as of October 31, 2024.
Counterparty	Reverse Repurchase Agreements*	Assets Available for Offset	Securities Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount(b)
TD Securities (USA) LLC	$(119,552,333)	$ —	$117,443,775	$2,108,558	$ —
*	Including accrued interest.
(a)	In some instances, the total collateral pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount payable to the counterparty in the event of default.
11  Affiliated Investments
At October 31, 2024, the value of the Fund's investment in funds that may be deemed to be affiliated was $12,523,153, which represents 0.5% of the Fund's net assets. Transactions in such investments by the Fund for the year ended October 31, 2024 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$5,892,398	$2,075,370,193	$(2,068,739,438)	$ —	$ —	$12,523,153	$2,233,804	12,523,153
12  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
25

Eaton Vance
Short Duration Government Income Fund
October 31, 2024
Notes to Financial Statements — continued

At October 31, 2024, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Collateralized Mortgage Obligations	$ —	$1,337,744,229	$ —	$1,337,744,229
Government National Mortgage Association Participation Agreements	—	77,015,716	—	77,015,716
U.S. Department of Agriculture Loans	—	15,930,983	—	15,930,983
U.S. Government Agency Commercial Mortgage-Backed Securities	—	16,242,202	—	16,242,202
U.S. Government Agency Mortgage-Backed Securities	—	2,109,234,666	—	2,109,234,666
U.S. Government Guaranteed Small Business Administration Pools & Loans	—	78,477,819	—	78,477,819
Short-Term Investments	12,523,153	—	—	12,523,153
Total Investments	$12,523,153	$3,634,645,615	$ —	$3,647,168,768
Futures Contracts	$ 471,670	$ —	$ —	$ 471,670
Swap Contracts	—	119,169,730	—	119,169,730
Total	$12,994,823	$3,753,815,345	$ —	$3,766,810,168
Liability Description
TBA Sale Commitments	$ —	$ (418,359,971)	$ —	$ (418,359,971)
Futures Contracts	(2,775,966)	—	—	(2,775,966)
Total	$(2,775,966)	$ (418,359,971)	$ —	$ (421,135,937)
26

Eaton Vance
Short Duration Government Income Fund
October 31, 2024
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Short Duration Government Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Short Duration Government Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 20, 2024
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
27

Eaton Vance
Short Duration Government Income Fund
October 31, 2024
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2025 will show the tax status of all distributions paid to your account in calendar year 2024. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of 163(j) interest dividends.
163(j) Interest Dividends. For the fiscal year ended October 31, 2024, the Fund designates 93.44% of distributions from net investment income as a 163(j) interest dividend.
28

Eaton Vance
Short Duration Government Income Fund
October 31, 2024
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 6, 2024, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised of all of the Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings held between April and June 2024, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios, and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other funds, collective investment trusts and institutional accounts) with the same or substantially similar investment objective as the fund and with a significant overlap in holdings based on criteria set by the Board, if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used by the adviser to determine the value of fund assets, including, when necessary, the determination of “fair value” by the adviser in its role as each funds’ valuation designee and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
1    Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report. Eaton Vance Management and Boston Management and Research are referred to collectively as the “adviser.”
29

Eaton Vance
Short Duration Government Income Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other funds and investment accounts, as applicable;
•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The personal trading codes of ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, including descriptions of their various compliance programs and their record of compliance and remediation;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund;
• A description of the adviser’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost, and character of the administrative and other non-investment advisory services provided by the adviser and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule), and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates, and other relevant matters;
• The risks that the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 6, 2024 meeting, the Board and its committees received information from portfolio managers and other investment professionals of the adviser and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Board and its committees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the funds, and received and participated in reports and presentations provided by the adviser and sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular video or telephone conferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Kirkland & Ellis LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
30

Eaton Vance
Short Duration Government Income Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory and administrative agreement between Eaton Vance Short Duration Government Income Fund (the “Fund”) and Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, recommended to the Board approval of the agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and administrative agreement for the Fund.
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.
The Board considered the Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education and experience of the investment professionals who provide services to the Fund. In particular, the Board considered the abilities and experience of the Adviser’s investment professionals in analyzing special considerations relevant to investing in investment grade and other income securities, including in investing in securities issued, backed or otherwise guaranteed by the U.S. government. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.
The Board considered the compliance programs of the Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, compliance with policies and procedures, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered relevant examinations of the Adviser and its affiliates by regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2023. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group for the three-year period. The Board also noted that the performance of the Fund was lower than its primary and secondary benchmark indexes for the three-year period. The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2023, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered certain factors identified by management in response to inquiries from the Contract Review Committee regarding the Fund’s total expense ratio relative to comparable funds. The Board also considered the fact that, effective March 13, 2024, the Adviser committed to waive fees or reimburse expenses of the Fund in an agreed upon amount, with such arrangement to be effective until March 1, 2025.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services.
31

Eaton Vance
Short Duration Government Income Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are not excessive.
The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. To assist in the evaluation of the sharing of any economies of scale, the Board received data showing for recent years, asset levels, Adviser profitability and total expense ratios. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.
32

EALDX-NCSR    10.31.24

Eaton Vance
Global Macro Absolute Return Advantage Fund
Annual Financial Statements and
Additional Information
October 31, 2024

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the prospectus and/or statement of additional information, which can be obtained by calling 1-800-262-1122 or from a financial intermediary. Prospective investors should read the prospectus carefully before investing.

Annual Financial Statements and Additional Information October 31, 2024
Eaton Vance
Global Macro Absolute Return Advantage Fund

Eaton Vance
Global Macro Absolute Return Advantage Fund
October 31, 2024
Statement of Assets and Liabilities

October 31, 2024
Assets
Investment in Global Macro Absolute Return Advantage Portfolio, at value (identified cost $2,004,899,350)	$1,999,604,012
Receivable for Fund shares sold	3,931,837
Receivable from affiliates	143,891
Total assets	$2,003,679,740
Liabilities
Payable for Fund shares redeemed	$2,804,324
Payable to affiliates:
Distribution and service fees	68,238
Trustees' fees	43
Payable for transfer and dividend disbursing agent fees	248,607
Accrued expenses	178,410
Total liabilities	$3,299,622
Net Assets	$2,000,380,118
Sources of Net Assets
Paid-in capital	$2,221,640,717
Accumulated loss	(221,260,599)
Net Assets	$2,000,380,118
Class A Shares
Net Assets	$289,365,725
Shares Outstanding	27,474,368
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.53
Maximum Offering Price Per Share (100 ÷ 96.75 of net asset value per share)	$10.88
Class C Shares
Net Assets	$7,832,418
Shares Outstanding	763,031
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$10.26
Class I Shares
Net Assets	$980,906,589
Shares Outstanding	91,644,944
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.70
Class R Shares
Net Assets	$1,121,249
Shares Outstanding	108,097
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.37

See Notes to Financial Statements.

Eaton Vance
Global Macro Absolute Return Advantage Fund
October 31, 2024
Statement of Assets and Liabilities — continued

October 31, 2024
Class R6 Shares
Net Assets	$721,154,137
Shares Outstanding	67,467,962
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.69
On sales of $100,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements.

Eaton Vance
Global Macro Absolute Return Advantage Fund
October 31, 2024
Statement of Operations

Year Ended
October 31, 2024
Investment Income
Dividend income allocated from Portfolio (net of foreign taxes withheld of $513,941)	$10,722,943
Interest income allocated from Portfolio (net of foreign taxes withheld of $1,340,505)	165,677,724
Other income allocated from Portfolio	1,449,030
Expenses, excluding interest and dividend expense, allocated from Portfolio	(19,456,801)
Interest and dividend expense allocated from Portfolio	(17,631,114)
Total investment income from Portfolio	$140,761,782
Expenses
Distribution and service fees:
Class A	$712,988
Class C	79,295
Class R	6,554
Trustees’ fees and expenses	500
Custodian fee	62,023
Transfer and dividend disbursing agent fees	1,274,170
Legal and accounting services	139,232
Printing and postage	122,586
Registration fees	184,868
Miscellaneous	16,222
Total expenses	$2,598,438
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$1,386,547
Total expense reductions	$1,386,547
Net expenses	$1,211,891
Net investment income	$139,549,891
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss):
Investment transactions (net of foreign capital gains taxes of $156,459)	$(5,138,760)
Written options	450,136
Securities sold short	(4,923,708)
Futures contracts	(15,845,662)
Swap contracts	(47,746,310)
Foreign currency transactions	10,506,897
Forward foreign currency exchange contracts	(20,094,429)
Non-deliverable bond forward contracts	2,005,737
Net realized loss	$(80,786,099)
Change in unrealized appreciation (depreciation):
Investments (including net increase in accrued foreign capital gains taxes of $18,195)	$116,163,899
Written options	(97,484)
Securities sold short	(9,752,187)
Futures contracts	(9,740,072)
Swap contracts	9,762,659
Foreign currency	875,039
Forward foreign currency exchange contracts	11,444,785
Net change in unrealized appreciation (depreciation)	$118,656,639
Net realized and unrealized gain	$37,870,540
Net increase in net assets from operations	$177,420,431

See Notes to Financial Statements.

Eaton Vance
Global Macro Absolute Return Advantage Fund
October 31, 2024
Statements of Changes in Net Assets

	Year Ended October 31,
	2024	2023
Increase (Decrease) in Net Assets
From operations:
Net investment income	$139,549,891	$99,810,647
Net realized loss	(80,786,099)	(147,804,197)
Net change in unrealized appreciation (depreciation)	118,656,639	191,096,394
Net increase in net assets from operations	$177,420,431	$143,102,844
Distributions to shareholders:
Class A	$(8,221,994)	$(10,176,611)
Class C	(175,661)	(392,475)
Class I	(29,881,618)	(37,085,496)
Class R	(40,321)	(58,629)
Class R6	(23,171,574)	(26,464,279)
Total distributions to shareholders	$(61,491,168)	$(74,177,490)
Transactions in shares of beneficial interest:
Class A	$13,622,715	$97,209,145
Class C	(946,360)	(3,108,752)
Class I	53,311,272	33,594,093
Class R	(400,531)	43,276
Class R6	12,535,856	88,926,661
Net increase in net assets from Fund share transactions	$78,122,952	$216,664,423
Net increase in net assets	$194,052,215	$285,589,777
Net Assets
At beginning of year	$1,806,327,903	$1,520,738,126
At end of year	$2,000,380,118	$1,806,327,903

See Notes to Financial Statements.

Eaton Vance
Global Macro Absolute Return Advantage Fund
October 31, 2024
Financial Highlights

	Class A
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$9.91	$9.48	$10.45	$10.45	$10.25
Income (Loss) From Operations
Net investment income(1)	$0.73	$0.56	$0.53	$0.52	$0.55
Net realized and unrealized gain (loss)	0.20	0.30	(1.04)	0.05	0.07
Total income (loss) from operations	$0.93	$0.86	$(0.51)	$0.57	$0.62
Less Distributions
From net investment income	$(0.31)	$(0.43)	$(0.46)	$(0.57)	$(0.42)
Total distributions	$(0.31)	$(0.43)	$(0.46)	$(0.57)	$(0.42)
Net asset value — End of year	$10.53	$9.91	$9.48	$10.45	$10.45
Total Return(2)	9.63%	9.16%	(5.02)%	5.52%	6.15%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$289,366	$258,776	$151,818	$676,641	$758,795
Ratios (as a percentage of average daily net assets):(3)(4)
Total expenses(5)	2.32%	2.07%	1.62%	1.57%	1.59%
Net expenses(5)	2.22%(6)	1.99%(6)	1.51%(6)	1.46%	1.44%
Net investment income	7.10%	5.69%	5.31%	5.03%	5.35%
Portfolio Turnover of the Portfolio	129%	56%	94%	82%	80%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.92%, 0.67%, 0.16%, 0.11% and 0.09% of average daily net assets for the years ended October 31, 2024, 2023, 2022, 2021 and 2020, respectively.
(6)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.01%, 0.01% and less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022, respectively).

See Notes to Financial Statements.

Eaton Vance
Global Macro Absolute Return Advantage Fund
October 31, 2024
Financial Highlights — continued

	Class C
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$9.64	$9.23	$10.18	$10.15	$9.93
Income (Loss) From Operations
Net investment income(1)	$0.63	$0.48	$0.50	$0.44	$0.47
Net realized and unrealized gain (loss)	0.21	0.28	(1.06)	0.04	0.05
Total income (loss) from operations	$0.84	$0.76	$(0.56)	$0.48	$0.52
Less Distributions
From net investment income	$(0.22)	$(0.35)	$(0.39)	$(0.45)	$(0.30)
Total distributions	$(0.22)	$(0.35)	$(0.39)	$(0.45)	$(0.30)
Net asset value — End of year	$10.26	$9.64	$9.23	$10.18	$10.15
Total Return(2)	8.84%	8.31%	(5.69)%	4.85%	5.29%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$7,832	$8,278	$10,906	$14,020	$20,894
Ratios (as a percentage of average daily net assets):(3)(4)
Total expenses(5)	3.07%	2.79%	2.32%	2.27%	2.29%
Net expenses(5)	2.97%(6)	2.71%(6)	2.21%(6)	2.16%	2.14%
Net investment income	6.28%	5.05%	5.16%	4.33%	4.69%
Portfolio Turnover of the Portfolio	129%	56%	94%	82%	80%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.92%, 0.67%, 0.16%, 0.11% and 0.09% of average daily net assets for the years ended October 31, 2024, 2023, 2022, 2021 and 2020, respectively.
(6)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.01%, 0.01% and less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022, respectively).

See Notes to Financial Statements.

Eaton Vance
Global Macro Absolute Return Advantage Fund
October 31, 2024
Financial Highlights — continued

	Class I
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$10.06	$9.64	$10.62	$10.61	$10.39
Income (Loss) From Operations
Net investment income(1)	$0.77	$0.59	$0.62	$0.57	$0.59
Net realized and unrealized gain (loss)	0.21	0.29	(1.10)	0.04	0.06
Total income (loss) from operations	$0.98	$0.88	$(0.48)	$0.61	$0.65
Less Distributions
From net investment income	$(0.34)	$(0.46)	$(0.50)	$(0.60)	$(0.43)
Total distributions	$(0.34)	$(0.46)	$(0.50)	$(0.60)	$(0.43)
Net asset value — End of year	$10.70	$10.06	$9.64	$10.62	$10.61
Total Return(2)	9.97%	9.39%	(4.79)%	5.93%	6.36%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$980,907	$870,694	$803,281	$836,706	$1,293,211
Ratios (as a percentage of average daily net assets):(3)(4)
Total expenses(5)	2.07%	1.79%	1.32%	1.27%	1.29%
Net expenses(5)	1.97%(6)	1.71%(6)	1.21%(6)	1.16%	1.14%
Net investment income	7.33%	5.96%	6.22%	5.35%	5.70%
Portfolio Turnover of the Portfolio	129%	56%	94%	82%	80%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.92%, 0.67%, 0.16%, 0.11% and 0.09% of average daily net assets for the years ended October 31, 2024, 2023, 2022, 2021 and 2020, respectively.
(6)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.01%, 0.01% and less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022, respectively).

See Notes to Financial Statements.

Eaton Vance
Global Macro Absolute Return Advantage Fund
October 31, 2024
Financial Highlights — continued

	Class R
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$9.76	$9.36	$10.33	$10.33	$10.12
Income (Loss) From Operations
Net investment income(1)	$0.68	$0.53	$0.55	$0.50	$0.53
Net realized and unrealized gain (loss)	0.22	0.28	(1.07)	0.05	0.06
Total income (loss) from operations	$0.90	$0.81	$(0.52)	$0.55	$0.59
Less Distributions
From net investment income	$(0.29)	$(0.41)	$(0.45)	$(0.55)	$(0.38)
Total distributions	$(0.29)	$(0.41)	$(0.45)	$(0.55)	$(0.38)
Net asset value — End of year	$10.37	$9.76	$9.36	$10.33	$10.33
Total Return(2)	9.41%	8.91%	(5.29)%	5.36%	5.97%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,121	$1,441	$1,340	$1,398	$1,506
Ratios (as a percentage of average daily net assets):(3)(4)
Total expenses(5)	2.57%	2.29%	1.82%	1.77%	1.79%
Net expenses(5)	2.47%(6)	2.21%(6)	1.71%(6)	1.66%	1.64%
Net investment income	6.74%	5.48%	5.71%	4.82%	5.18%
Portfolio Turnover of the Portfolio	129%	56%	94%	82%	80%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.92%, 0.67%, 0.16%, 0.11% and 0.09% of average daily net assets for the years ended October 31, 2024, 2023, 2022, 2021 and 2020, respectively.
(6)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.01%, 0.01% and less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022, respectively).

See Notes to Financial Statements.

Eaton Vance
Global Macro Absolute Return Advantage Fund
October 31, 2024
Financial Highlights — continued

	Class R6
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$10.05	$9.63	$10.63	$10.62	$10.41
Income (Loss) From Operations
Net investment income(1)	$0.77	$0.60	$0.62	$0.57	$0.58
Net realized and unrealized gain (loss)	0.22	0.29	(1.11)	0.05	0.08
Total income (loss) from operations	$0.99	$0.89	$(0.49)	$0.62	$0.66
Less Distributions
From net investment income	$(0.35)	$(0.47)	$(0.51)	$(0.61)	$(0.45)
Total distributions	$(0.35)	$(0.47)	$(0.51)	$(0.61)	$(0.45)
Net asset value — End of year	$10.69	$10.05	$9.63	$10.63	$10.62
Total Return(2)	9.97%	9.60%	(4.84)%	5.94%	6.56%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$721,154	$667,138	$553,393	$637,812	$699,477
Ratios (as a percentage of average daily net assets):(3)(4)
Total expenses(5)	2.02%	1.76%	1.29%	1.24%	1.26%
Net expenses(5)	1.94%(6)	1.68%(6)	1.18%(6)	1.13%	1.11%
Net investment income	7.36%	5.97%	6.20%	5.36%	5.53%
Portfolio Turnover of the Portfolio	129%	56%	94%	82%	80%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.92%, 0.67%, 0.16%, 0.11% and 0.09% of average daily net assets for the years ended October 31, 2024, 2023, 2022, 2021 and 2020, respectively.
(6)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.01%, 0.01% and less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022, respectively).

See Notes to Financial Statements.

Eaton Vance
Global Macro Absolute Return Advantage Fund
October 31, 2024
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Global Macro Absolute Return Advantage Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I, Class R and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests its assets in interests in Global Macro Absolute Return Advantage Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (63.1% at October 31, 2024). The performance of the Fund is directly affected by the performance of the Portfolio. The consolidated financial statements of the Portfolio, including the consolidated portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Consolidated Financial Statements, which are included elsewhere in this report.
B  Income—The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.
C  Federal and Other Taxes—The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro rata share of the estimated reserve for such taxes incurred by the Portfolio.
As of October 31, 2024, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
D  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
E  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
F  Indemnifications— Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Other—Investment transactions are accounted for on a trade date basis.

Eaton Vance
Global Macro Absolute Return Advantage Fund
October 31, 2024
Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information
It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended October 31, 2024 and October 31, 2023 was as follows:
	Year Ended October 31,
	2024	2023
Ordinary income	$61,491,168	$74,177,490
During the year ended October 31, 2024, accumulated loss was increased by $7,115,516 and paid-in capital was increased by $7,115,516 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of October 31, 2024, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 88,370,073
Deferred capital losses	(226,329,506)
Net unrealized depreciation	(83,301,166)
Accumulated loss	$(221,260,599)
At October 31, 2024, the Fund, for federal income tax purposes, had deferred capital losses of $226,329,506 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2024, $65,879,117 are short-term and $160,450,389 are long-term.
3  Investment Adviser and Administration Fee and Other Transactions with Affiliates
The investment adviser and administration fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory and administrative services rendered to the Fund. The investment adviser and administration fee is computed at an annual rate as a percentage of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	1.000%
$500 million but less than $1 billion	0.950%
$1 billion but less than $2.5 billion	0.925%
$2.5 billion but less than $5 billion	0.900%
$5 billion and over	0.880%
For the year ended October 31, 2024, the Fund incurred no investment adviser and administration fee on such assets. Pursuant to an investment sub-advisory agreement, EVM has delegated a portion of the investment management of the Fund to Eaton Vance Advisers International Ltd. (EVAIL), an

Eaton Vance
Global Macro Absolute Return Advantage Fund
October 31, 2024
Notes to Financial Statements — continued

affiliate of EVM and an indirect, wholly-owned subsidiary of Morgan Stanley. EVM pays EVAIL a portion of its investment adviser and administration fee for sub-advisory services provided to the Fund. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR) to render investment advisory services. See Note 2 of the Portfolio’s Notes to Consolidated Financial Statements which are included elsewhere in this report.
EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 1.30%, 2.05%, 1.05%, 1.55% and 1.02% of the Fund’s average daily net assets for Class A, Class C, Class I, Class R and Class R6, respectively. This agreement may be changed or terminated after March 1, 2025. Pursuant to this agreement, EVM waived and/or reimbursed $1,386,547 of the Fund’s operating expenses for the year ended October 31, 2024.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2024, EVM earned $44,700 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund's principal underwriter, received $1,238 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2024. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).
Trustees and officers of the Fund who are members of EVM’s or BMR's organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.
4  Distribution Plans
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2024 amounted to $712,988 for Class A shares.
The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2024, the Fund paid or accrued to EVD $59,471 for Class C shares. The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2024, the Fund paid or accrued to EVD $3,277 for Class R shares.
Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2024 amounted to $19,824 and $3,277 for Class C and Class R shares, respectively.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 0.75% CDSC if redeemed within 12 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2024, the Fund was informed that EVD received no CDSCs paid by Class A and Class C shareholders.
6  Investment Transactions
For the year ended October 31, 2024, increases and decreases in the Fund's investment in the Portfolio aggregated $214,389,315 and $197,864,705, respectively.

Eaton Vance
Global Macro Absolute Return Advantage Fund
October 31, 2024
Notes to Financial Statements — continued

7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions, were as follows:
	Year Ended October 31, 2024		Year Ended October 31, 2023
	Shares	Amount	Shares	Amount
Class A
Sales	5,971,591	$ 61,986,066	11,588,829	$111,848,668
Issued to shareholders electing to receive payments of distributions in Fund shares	822,420	8,133,738	1,066,399	10,056,139
Redemptions	(5,444,022)	(56,497,089)	(2,537,454)	(24,695,662)
Net increase	1,349,989	$ 13,622,715	10,117,774	$ 97,209,145
Class C
Sales	240,291	$ 2,428,317	104,536	$ 989,341
Issued to shareholders electing to receive payments of distributions in Fund shares	18,093	175,497	42,411	391,875
Redemptions	(354,008)	(3,550,174)	(469,383)	(4,489,968)
Net decrease	(95,624)	$ (946,360)	(322,436)	$ (3,108,752)
Class I
Sales	29,998,210	$313,094,941	36,991,589	$369,797,271
Issued to shareholders electing to receive payments of distributions in Fund shares	2,596,195	26,039,831	3,259,856	31,164,219
Redemptions	(27,475,002)	(285,823,500)	(37,089,500)	(367,367,397)
Net increase	5,119,403	$ 53,311,272	3,161,945	$ 33,594,093
Class R
Sales	39,637	$ 404,944	19,772	$ 191,706
Issued to shareholders electing to receive payments of distributions in Fund shares	4,131	40,321	6,297	58,629
Redemptions	(83,371)	(845,796)	(21,522)	(207,059)
Net increase (decrease)	(39,603)	$ (400,531)	4,547	$ 43,276
Class R6
Sales	14,702,693	$153,467,324	23,604,243	$235,246,715
Issued to shareholders electing to receive payments of distributions in Fund shares	793,518	7,943,119	1,216,876	11,621,165
Redemptions	(14,384,347)	(148,874,587)	(15,910,031)	(157,941,219)
Net increase	1,111,864	$ 12,535,856	8,911,088	$ 88,926,661

Eaton Vance
Global Macro Absolute Return Advantage Fund
October 31, 2024
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Macro Absolute Return Advantage Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Macro Absolute Return Advantage Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 20, 2024
We have served as the auditor of one or more Eaton Vance investment companies since 1959.

Eaton Vance
Global Macro Absolute Return Advantage Fund
October 31, 2024
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2025 will show the tax status of all distributions paid to your account in calendar year 2024. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the foreign tax credit and 163(j) interest dividends.
Qualified Dividend Income. For the fiscal year ended October 31, 2024, the Fund designates approximately $5,957,569, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Foreign Tax Credit. For the fiscal year ended October 31, 2024, the Fund paid foreign taxes of $1,691,852 and recognized foreign source income of $126,691,322.
163(j) Interest Dividends. For the fiscal year ended October 31, 2024, the Fund designates 100% of distributions from net investment income as a 163(j) interest dividend.

Global Macro Absolute Return Advantage Portfolio
October 31, 2024
Consolidated Portfolio of Investments

Collateralized Mortgage Obligations — 4.4%
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.: Interest Only:(1) Series 2770, Class SH, 1.976%, (6.986% - 30-day SOFR Average), 3/15/34(2)	$502	$ 45,875
Federal National Mortgage Association:
Series 2023-54, Class C, 6.50%, 11/25/53(3)	7,070	7,473,446
Interest Only:(1)
Series 2010-109, Class PS, 1.629%, (6.486% - 30-day SOFR Average), 10/25/40(2)	1,119	83,592
Series 2018-21, Class IO, 3.00%, 4/25/48	7,306	1,179,825
Government National Mortgage Association:
Series 2023-148, Class HL, 6.50%, 10/20/53(3)	7,070	7,372,292
Sereis 2023-151, Class GL, 6.50%, 10/20/53(3)	5,096	5,314,429
Series 2023-155, Class CH, 6.50%, 10/20/53(3)	19,303	20,149,521
Series 2023-165, Class EY, 6.50%, 11/20/53(3)	35,330	36,872,326
Series 2023-169, Class JW, 6.50%, 11/20/53(3)	3,600	3,763,709
Series 2024-1, Class GL, 6.00%, 1/20/54(3)	3,616	3,725,200
Series 2024-3, Class CY, 6.00%, 1/20/54(3)	1,516	1,561,871
Series 2024-6, Class CB, 6.00%, 1/20/54(3)	6,573	6,771,837
Series 2024-6, Class LB, 6.00%, 1/20/54(3)	1,288	1,326,969
Series 2024-25, Class GL, 6.00%, 2/20/54	2,208	2,236,649
Unison Trust, Series 2021-1, Class A, 4.50%, 4/25/50(4)(5)	43,931	41,351,723
Total Collateralized Mortgage Obligations (identified cost $144,818,301)		$ 139,229,264

Common Stocks — 7.6%
Security	Shares	Value
Argentina — 0.5%
Banco BBVA Argentina SA ADR(6)	250,938	$ 3,455,416
Banco Hipotecario SA, Class D	1,549,817	534,760
Banco Macro SA ADR(6)	54,200	4,240,066
Banco Patagonia SA, Class B	4,775	7,888
Grupo Financiero Galicia SA ADR(6)	103,886	5,476,870
Grupo Supervielle SA ADR(6)	255,535	2,325,368
		$ 16,040,368
Belgium — 0.0%(7)
Cenergy Holdings SA	128,679	$ 1,222,860
		$ 1,222,860
Bulgaria — 0.3%
Eurohold Bulgaria AD(6)	10,954,272	$ 8,714,679
		$ 8,714,679
Security	Shares	Value
Cyprus — 0.8%
Bank of Cyprus Holdings PLC	5,391,218	$ 24,805,975
		$ 24,805,975
Georgia — 1.4%
Bank of Georgia Group PLC	265,577	$ 14,279,476
Georgia Capital PLC(6)	919,842	12,030,957
TBC Bank Group PLC	493,850	17,512,797
		$ 43,823,230
Greece — 1.3%
Alpha Services and Holdings SA	2,495,924	$ 3,759,683
Athens International Airport SA	34,158	293,023
Eurobank Ergasias Services and Holdings SA, Class A	2,937,027	6,077,355
Hellenic Telecommunications Organization SA	202,731	3,349,945
Ideal Holdings SA	28,307	187,334
JUMBO SA	119,387	3,186,395
Metlen Energy & Metals SA	119,436	4,195,961
Motor Oil (Hellas) Corinth Refineries SA	68,338	1,459,397
National Bank of Greece SA	871,102	6,824,843
OPAP SA	204,892	3,500,604
Optima bank SA	132,272	1,855,314
Piraeus Financial Holdings SA	1,189,132	4,480,449
Public Power Corp. SA	214,226	2,816,535
		$ 41,986,838
Iceland — 0.4%
Arion Banki Hf.(4)	2,628,025	$ 3,018,229
Eik fasteignafelag Hf.	6,056,328	604,482
Eimskipafelag Islands Hf.	483,446	1,274,924
Festi Hf.	612,264	1,110,967
Hagar Hf.	2,225,633	1,542,041
Hampidjan Hf.(6)	752,265	653,968
Heimar Hf.(6)	3,416,857	830,920
Icelandair Group Hf.(6)	37,863,840	304,086
Islandsbanki Hf.	2,241,189	2,061,100
Kvika banki Hf.(6)	9,436,236	1,301,422
Reitir fasteignafelag Hf.	1,754,792	1,246,674
Siminn Hf.	4,466,464	380,834
		$ 14,329,647
Kazakhstan — 0.2%
Kaspi.KZ JSC ADR	61,049	$ 6,723,937
		$ 6,723,937
Luxembourg — 0.1%
Alvotech SA(6)	168,576	$ 2,216,759
Zabka Group SA(6)	263,954	1,414,481
		$ 3,631,240
Philippines — 0.4%
Ayala Corp.	80,690	$ 954,535
Ayala Land, Inc.	1,915,600	1,074,598

See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Security	Shares	Value
Philippines (continued)
Bank of the Philippine Islands	689,500	$ 1,693,692
BDO Unibank, Inc.	690,700	1,807,687
International Container Terminal Services, Inc.	268,300	1,823,300
SM Investments Corp.	154,960	2,498,669
SM Prime Holdings, Inc.	3,698,800	1,945,505
		$ 11,797,986
Poland — 1.3%
Alior Bank SA	43,622	$ 953,217
Allegro.eu SA(4)(6)	294,929	2,595,235
Asseco Poland SA	27,679	620,908
Bank Millennium SA(6)	307,368	640,050
Bank Polska Kasa Opieki SA	94,182	3,295,074
Budimex SA	6,417	802,536
CCC SA(6)	21,255	938,899
CD Projekt SA	33,590	1,352,408
Cyfrowy Polsat SA(6)	127,645	403,671
Dino Polska SA(4)(6)	25,053	2,080,789
Enea SA(6)	138,193	384,637
Eurocash SA	43,641	94,042
Grupa Azoty SA(6)	25,239	130,530
Grupa Kety SA	4,875	830,915
Jastrzebska Spolka Weglowa SA(6)	26,476	177,862
KGHM Polska Miedz SA	71,447	2,674,095
KRUK SA	8,814	944,317
LPP SA	555	2,019,822
mBank SA(6)	7,650	1,075,807
Orange Polska SA	332,197	647,020
ORLEN SA	296,750	3,874,686
PGE Polska Grupa Energetyczna SA(6)	462,035	798,766
Powszechna Kasa Oszczednosci Bank Polski SA	445,524	6,190,220
Powszechny Zaklad Ubezpieczen SA	307,454	3,049,082
Santander Bank Polska SA	18,280	2,049,885
Tauron Polska Energia SA(6)	533,584	493,425
Text SA	9,732	144,251
Warsaw Stock Exchange	13,908	147,628
XTB SA(4)	29,603	479,636
		$ 39,889,413
Spain — 0.0%(7)
AmRest Holdings SE(6)	38,839	$ 202,719
		$ 202,719
United Kingdom — 0.0%(7)
Pepco Group NV(6)(8)	89,246	$ 381,944
		$ 381,944
United States — 0.0%(7)
Titan Cement International SA	44,160	$ 1,579,214
		$ 1,579,214
Security	Shares	Value
Vietnam — 0.9%
Bank for Foreign Trade of Vietnam JSC(6)	488,725	$ 1,807,553
Coteccons Construction JSC(6)	100,000	265,059
Duc Giang Chemicals JSC	238,600	1,056,865
FPT Corp.	1,035,076	5,541,199
FPT Digital Retail JSC(6)	85,200	584,580
Gemadept Corp.	308,400	793,825
Hoa Phat Group JSC(6)	1,959,563	2,078,793
Khang Dien House Trading & Investment JSC(6)	179,300	236,865
KIDO Group Corp.	46,177	92,507
Masan Group Corp.(6)	167,040	505,130
Military Commercial Joint Stock Bank	1,438,000	1,518,203
Mobile World Investment Corp.	711,700	1,866,309
Nam Long Investment Corp.	293,000	459,878
Phat Dat Real Estate Development Corp.(6)	291,000	241,017
Phu Nhuan Jewelry JSC	315,066	1,260,315
Refrigeration Electrical Engineering Corp.	738,787	1,996,885
SSI Securities Corp.	336,825	352,833
Vietnam Dairy Products JSC	389,696	1,018,586
Vietnam Joint Stock Commercial Bank for Industry & Trade(6)	468,000	658,601
Vietnam Prosperity JSC Bank	900,000	726,976
Vietnam Technological & Commercial Joint Stock Bank	3,295,200	3,103,556
Vingroup JSC(6)	513,852	843,410
		$ 27,008,945
Total Common Stocks (identified cost $201,648,147)		$ 242,138,995

Convertible Bonds — 0.0%(7)
Security	Principal Amount (000's omitted)		Value
China — 0.0%(7)
Sunac China Holdings Ltd., 1.00% PIK, 9/30/32(8)	USD	904	$ 99,491
Total Convertible Bonds (identified cost $805,831)			$ 99,491

Foreign Corporate Bonds — 5.1%
Security	Principal Amount (000's omitted)		Value
China — 0.1%
KWG Group Holdings Ltd., 7.875%, 8/30/24(9)	USD	2,385	$ 208,986
Shimao Group Holdings Ltd., 5.60%, 7/15/26(8)(9)	USD	7,800	525,720
Sunac China Holdings Ltd.:
6.00%, (5.00% cash or 6.00% PIK), 9/30/26(8)(10)	USD	769	134,495
6.25%, (5.25% cash or 6.25% PIK), 9/30/27(8)(10)	USD	770	127,595

See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Security	Principal Amount (000's omitted)		Value
China (continued)
Sunac China Holdings Ltd.: (continued)
6.50%, (5.50% cash or 6.50% PIK), 9/30/27(8)(10)	USD	1,545	$ 243,267
6.75%, (5.75% cash or 6.75% PIK), 9/30/28(8)(10)	USD	2,322	359,979
7.00%, (6.00% cash or 7.00% PIK), 9/30/29(8)(10)	USD	2,328	334,659
7.25%, (6.25% cash or 7.25% PIK), 9/30/30(8)(10)	USD	1,096	150,731
Times China Holdings Ltd.:
5.55%, 6/4/24(8)(9)	USD	6,284	243,505
6.75%, 7/16/23(8)(9)	USD	4,471	173,251
			$ 2,502,188
Georgia — 1.2%
Bank of Georgia JSC:
9.50% to 7/16/29(4)(11)(12)	USD	480	$ 470,988
9.50% to 7/16/29(8)(11)(12)	USD	28,030	27,514,328
TBC Bank JSC, 10.25% to 7/30/29(8)(11)(12)	USD	11,120	11,041,773
			$ 39,027,089
Hungary — 0.1%
MBH Bank Nyrt, 8.625% to 10/19/26, 10/19/27(8)(12)	EUR	3,034	$ 3,521,464
			$ 3,521,464
Iceland — 0.0%
Wow Air Hf.:
0.00%(9)(11)(13)	EUR	121	$ 0
0.00%, (3 mo. EURIBOR + 9.00%)(9)(11)(13)	EUR	5,500	0
			$ 0
Kazakhstan — 0.6%
Development Bank of Kazakhstan JSC, 13.00%, 4/15/27(4)	KZT	10,204,000	$ 20,757,460
			$ 20,757,460
Mexico — 0.0%(7)
Alpha Holding SA de CV:
9.00%, 2/10/25(8)(9)	USD	5,542	$ 69,279
10.00%, 12/19/22(8)(9)	USD	2,697	33,711
			$ 102,990
Moldova — 0.0%(7)
Aragvi Finance International DAC, 8.45%, 4/29/26(8)	USD	362	$ 360,842
			$ 360,842
Paraguay — 0.4%
Itau BBA International PLC, 9.03%, 2/19/30	PYG	86,780,460	$ 11,937,520
			$ 11,937,520
Security	Principal Amount (000's omitted)		Value
Saint Lucia — 0.0%(7)
Digicel Intermediate Holdings Ltd./Digicel International Finance Ltd./DIFL U.S., 12.00%, (9.00% cash and 3.00% PIK), 5/25/27	USD	70	$ 70,543
			$ 70,543
Supranational — 0.4%
European Bank for Reconstruction & Development:
17.20%, 4/9/26(8)	USD	8,700	$ 8,684,836
17.35%, 3/1/27(8)	USD	3,200	3,137,254
International Finance Corp., 16.00%, 2/21/25	UZS	25,000,000	1,959,163
			$ 13,781,253
Tunisia — 0.1%
Tunisian Republic, 3.28%, 8/9/27	JPY	400,000	$ 2,171,418
			$ 2,171,418
Uzbekistan — 1.5%
Ipoteka-Bank ATIB, 20.50%, 4/25/27(8)	UZS	228,330,000	$ 17,860,801
Jscb Agrobank, 9.25%, 10/2/29(8)	USD	27,531	28,100,859
Uzbek Industrial & Construction Bank ATB, 21.00%, 7/24/27(8)	UZS	10,000,000	798,831
			$ 46,760,491
Venezuela — 0.7%
Petroleos de Venezuela SA:
5.375%, 4/12/27(8)(9)	USD	46,256	$ 4,596,950
5.50%, 4/12/37(8)(9)	USD	16,311	1,614,819
6.00%, 10/28/22(8)(9)	USD	12,417	993,348
6.00%, 5/16/24(8)(9)	USD	44,365	4,281,237
6.00%, 11/15/26(8)(9)	USD	20,745	2,022,659
8.50%, 10/27/20(8)(9)	USD	2,709	2,454,780
9.00%, 11/17/21(8)(9)	USD	19,680	2,021,708
9.75%, 5/17/35(8)(9)	USD	23,898	2,712,448
12.75%, 2/17/22(8)(9)	USD	13,058	1,467,455
			$ 22,165,404
Total Foreign Corporate Bonds (identified cost $194,383,905)			$ 163,158,662

Insurance Linked Securities — 1.8%
Security	Shares	Value
Reinsurance Side Cars — 0.9%
Eden Re II Ltd.:
Series 2021A, 0.00%, 3/21/25(4)(13)(14)(15)	326,007	$ 7,498
Series 2022A, 0.00%, 3/20/26(4)(13)(14)(15)	21,948	14,090
Series 2022B, 0.00%, 3/20/26(4)(13)(14)(15)	24,624	23,433
Series 2024A, 0.00%, 3/17/28(4)(13)(14)(15)	13,000,000	14,855,100
Mt. Logan Re Ltd., Series A-1(6)(13)(15)(16)	8,600	14,947,634
		$ 29,847,755

See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Security	Shares	Value
Segregated Account/Funds — 0.9%
1863 Fund Ltd. - Core Nat Cat Fund(13)(15)	12,000	$ 12,502,800
PartnerRe ILS Fund SAC Ltd.(13)(15)(16)	13,000	14,660,100
		$ 27,162,900
Total Insurance Linked Securities (identified cost $46,843,723)		$ 57,010,655

Loan Participation Notes — 1.2%
Security	Principal Amount (000's omitted)		Value
Uzbekistan — 1.2%
Daryo Finance BV (borrower - Uzbek Industrial and Construction Bank ATB), 18.75%, 6/15/25(8)(13)(17)	UZS	158,089,765	$ 12,433,450
Europe Asia Investment Finance BV (borrower - Joint Stock Commercial Bank “Asaka”), 18.70%, 7/21/26(8)(13)(17)	UZS	331,541,810	25,929,240
Total Loan Participation Notes (identified cost $41,188,527)			$ 38,362,690

Rights — 0.0%(7)
Security	Shares	Value
Vietnam — 0.0%(7)
Gemadept Corp., Exp. 11/26/24	308,400	$ 147,612
SSI Securities Corp., Exp. 11/7/24	280,688	12,880
Total Rights (identified cost $138,585)		$ 160,492

Senior Floating-Rate Loans — 0.9%(18)
Borrower/Description	Principal Amount (000's omitted)	Value
Argentina — 0.4%
Provincia De Neuquen:
Term Loan, 4.658%, (SOFR), 11/28/27	$4,186	$ 4,227,537
Term Loan, 12.068%, (SOFR + 7.41%), 11/1/27	4,670	4,716,358
Term Loan, 12.719%, (SOFR + 7.41%), 11/1/27	3,971	4,010,751
		$ 12,954,646
Tanzania — 0.5%
Tanzania, Term Loan, 10.158%, (SOFR + 5.45%), 2/27/31	$16,200	$ 16,179,750
		$ 16,179,750
Total Senior Floating-Rate Loans (identified cost $29,241,053)		$ 29,134,396

Sovereign Government Bonds — 58.1%
Security	Principal Amount (000's omitted)		Value
Albania — 1.2%
Albanian Government Bonds:
4.30%, 7/10/27	ALL	704,900	$ 7,913,493
4.70%, 2/23/27	ALL	197,200	2,235,948
4.95%, 7/22/29	ALL	990,800	11,207,659
5.25%, 1/26/29	ALL	1,230,400	14,083,457
6.13%, 7/25/34	ALL	83,800	948,079
			$ 36,388,636
Angola — 2.9%
Angola Government International Bonds:
8.75%, 4/14/32(8)	USD	31,566	$ 28,685,603
9.125%, 11/26/49(8)	USD	43,627	36,592,146
9.375%, 5/8/48(8)	USD	32,137	27,513,048
			$ 92,790,797
Armenia — 1.8%
Republic of Armenia Treasury Bonds:
9.00%, 4/29/26	AMD	592,250	$ 1,523,352
9.25%, 4/29/28	AMD	4,274,790	10,889,744
9.60%, 10/29/33	AMD	13,409,410	34,042,365
9.75%, 10/29/50	AMD	1,586,875	4,020,883
9.75%, 10/29/52	AMD	1,720,950	4,351,418
12.50%, 10/29/37	AMD	458,670	1,401,750
			$ 56,229,512
Bahamas — 0.7%
Bahamas Government International Bonds:
6.00%, 11/21/28(8)	USD	8,125	$ 7,733,375
6.95%, 11/20/29(8)	USD	2,359	2,255,204
8.95%, 10/15/32(8)	USD	10,767	11,072,882
			$ 21,061,461
Barbados — 0.3%
Barbados Government International Bonds, 6.50%, 10/1/29(8)	USD	10,199	$ 9,867,436
			$ 9,867,436
Benin — 2.8%
Benin Government International Bonds:
4.875%, 1/19/32(4)	EUR	184	$ 179,084
4.875%, 1/19/32(8)	EUR	23,792	23,156,290
4.95%, 1/22/35(8)	EUR	28,899	26,266,203
6.875%, 1/19/52(8)	EUR	38,976	35,416,674
7.96%, 2/13/38(8)	USD	4,920	4,852,042
			$ 89,870,293

See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Security	Principal Amount (000's omitted)		Value
Cameroon — 3.6%
Republic of Cameroon International Bonds:
5.95%, 7/7/32(3)(8)	EUR	49,423	$ 43,377,488
9.50%, 7/31/31(3)(8)	USD	73,252	70,344,445
			$ 113,721,933
Colombia — 0.2%
Titulos De Tesoreria B, 4.75%, 4/4/35	COP	30,787,050	$ 6,572,419
			$ 6,572,419
Dominican Republic — 4.0%
Dominican Republic Bonds:
8.00%, 1/15/27(8)	DOP	128,350	$ 2,030,433
8.00%, 2/12/27(8)	DOP	621,240	9,808,369
10.75%, 6/1/36(4)	DOP	1,921,150	33,952,249
11.25%, 9/15/35(4)	DOP	289,800	5,264,192
11.25%, 9/15/35(8)	DOP	116,200	2,110,763
12.00%, 8/8/25(4)	DOP	535,040	9,000,458
12.75%, 9/23/29(4)	DOP	1,010,500	18,716,293
13.00%, 6/10/34(8)	DOP	402,900	7,980,844
13.625%, 2/3/33(8)	DOP	45,000	901,936
13.625%, 2/3/33(4)	DOP	827,650	16,588,600
Dominican Republic Central Bank Notes:
8.00%, 3/12/27(8)	DOP	46,050	734,794
12.00%, 10/3/25(4)	DOP	379,500	6,403,446
13.00%, 12/5/25(4)	DOP	497,230	8,423,810
13.00%, 1/30/26(4)	DOP	342,670	5,835,941
			$ 127,752,128
Ecuador — 2.5%
Ecuador Government International Bonds:
0.00%, 7/31/30(3)(8)	USD	44,246	$ 24,273,408
5.00%, 7/31/40(8)	USD	296	127,058
5.00%, 7/31/40(8)	USD	2,242	961,731
5.00%, 7/31/40(8)	USD	3,486	1,495,375
6.90%, 7/31/30(3)(8)	USD	74,025	51,099,759
			$ 77,957,331
Egypt — 7.5%
Egypt Government Bonds, 24.458%, 10/1/27	EGP	11,841,813	$ 237,515,675
			$ 237,515,675
El Salvador — 0.7%
El Salvador Government International Bonds:
7.65%, 6/15/35(8)	USD	2,483	$ 2,169,502
8.25%, 4/10/32(8)	USD	4,282	4,016,665
9.25%, 4/17/30(8)	USD	16,919	16,813,256
			$ 22,999,423
Security	Principal Amount (000's omitted)		Value
Ethiopia — 1.7%
Ethiopia International Bonds, 6.625%, 12/11/24(8)(9)	USD	70,497	$ 55,252,024
			$ 55,252,024
Georgia — 0.5%
Georgia Treasury Bonds:
8.00%, 7/13/34	GEL	7,428	$ 2,624,299
8.25%, 8/28/29	GEL	31,586	11,597,282
8.375%, 7/25/31	GEL	6,967	2,553,356
			$ 16,774,937
Ghana — 0.9%
Ghana Cocoa Bonds:
13.00%, 8/30/27	GHS	14,277	$ 614,431
13.00%, 8/28/28	GHS	14,277	552,880
Ghana Government International Bonds:
0.00%, 7/3/26(4)	USD	43	40,191
0.00%, 7/3/26(8)	USD	1,797	1,670,918
0.00%, 1/3/30(4)	USD	75	56,664
0.00%, 1/3/30(8)	USD	4,814	3,657,732
5.00% to 7/3/28, 7/3/29(4)(19)	USD	327	281,170
5.00% to 7/3/28, 7/3/29(8)(19)	USD	14,780	12,710,929
5.00% to 7/3/28, 7/3/35(4)(19)	USD	187	130,799
5.00% to 7/3/28, 7/3/35(8)(19)	USD	11,635	8,131,741
Republic of Ghana Government Bonds:
8.95%, (5.00% cash and 3.95% PIK), 2/11/31	GHS	571	17,896
9.25%, (5.00% cash and 4.25% PIK), 2/8/33	GHS	14,277	399,089
9.70%, (5.00% cash and 4.70% PIK), 2/5/36	GHS	14,277	373,606
			$ 28,638,046
Greece — 0.1%
Hellenic Republic Government Bonds, 0.00%, GDP-Linked, 10/15/42	EUR	744,029	$ 2,104,224
			$ 2,104,224
Iceland — 1.8%
Republic of Iceland:
4.50%, 2/17/42	ISK	5,322,180	$ 31,533,189
6.50%, 1/24/31	ISK	1,273,622	9,136,844
7.00%, 9/17/35	ISK	2,076,207	15,766,642
			$ 56,436,675
Jordan — 0.1%
Jordan Government International Bonds, 7.50%, 1/13/29(8)	USD	4,016	$ 4,099,211
			$ 4,099,211
Kazakhstan — 0.4%
Kazakhstan Government Bonds:
5.00%, 4/18/28	KZT	1,586,746	$ 2,580,667
5.50%, 9/20/28	KZT	84,294	139,234

See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Security	Principal Amount (000's omitted)		Value
Kazakhstan (continued)
Kazakhstan Government Bonds: (continued)
10.55%, 7/28/29	KZT	4,438,057	$ 8,379,134
14.00%, 5/12/31	KZT	185,446	413,436
14.00%, 5/19/32	KZT	126,440	283,580
			$ 11,796,051
Montenegro — 0.6%
Montenegro Government International Bonds:
2.875%, 12/16/27(8)	EUR	4,040	$ 4,173,471
7.25%, 3/12/31(8)	USD	14,446	15,028,896
			$ 19,202,367
New Zealand — 3.2%
New Zealand Government Bonds:
2.75%, 4/15/37(3)(8)	NZD	56,500	$ 27,607,990
4.25%, 5/15/34(3)	NZD	95,188	55,909,650
5.00%, 5/15/54(3)	NZD	30,960	18,490,570
			$ 102,008,210
Paraguay — 0.9%
Paraguay Government Bonds:
7.90%, 2/9/31(4)	PYG	166,977,000	$ 21,529,594
7.90%, 2/9/31(8)	PYG	40,452,000	5,215,779
			$ 26,745,373
Peru — 1.1%
Peru Government Bonds:
6.90%, 8/12/37	PEN	59,404	$ 15,343,521
7.60%, 8/12/39(4)(8)	PEN	68,411	18,609,902
			$ 33,953,423
Poland — 2.0%
Republic of Poland Government Bonds, 2.00%, 8/25/36(20)	PLN	296,413	$ 64,363,277
			$ 64,363,277
Serbia — 4.4%
Serbia Treasury Bonds:
4.50%, 8/20/32	RSD	4,306,760	$ 39,071,410
7.00%, 10/26/31	RSD	9,588,280	100,685,405
			$ 139,756,815
Sri Lanka — 2.4%
Sri Lanka Government International Bonds:
5.75%, 4/18/23(8)(9)	USD	12,553	$ 7,668,751
6.20%, 5/11/27(8)(9)	USD	19,493	12,036,927
6.35%, 6/28/24(8)(9)	USD	9,075	5,556,740
6.75%, 4/18/28(8)(9)	USD	6,316	3,967,290
6.825%, 7/18/26(8)(9)	USD	41,217	25,554,540
6.85%, 3/14/24(8)(9)	USD	7,954	4,859,103
Security	Principal Amount (000's omitted)		Value
Sri Lanka (continued)
Sri Lanka Government International Bonds: (continued)
6.85%, 11/3/25(8)(9)	USD	23,779	$ 14,913,496
			$ 74,556,847
Suriname — 2.4%
Suriname Government International Bonds:
0.00%, Oil-Linked, 12/31/50(4)	USD	26,615	$ 27,147,300
0.00%, Oil-Linked, 12/31/50(8)	USD	2,133	2,175,660
7.95%, (4.95% cash and 3.00% PIK), 7/15/33(4)	USD	44,759	42,633,394
7.95%, (4.95% cash and 3.00% PIK), 7/15/33(8)	USD	3,314	3,156,585
			$ 75,112,939
Tajikistan — 0.0%(7)
Republic of Tajikistan International Bonds, 7.125%, 9/14/27(8)	USD	841	$ 822,700
			$ 822,700
Tunisia — 0.7%
Tunisian Republic:
3.50%, 2/3/33	JPY	800,000	$ 3,353,696
4.20%, 3/17/31	JPY	60,000	294,960
5.75%, 1/30/25(8)	USD	5,665	5,544,382
6.375%, 7/15/26(8)	EUR	12,874	12,988,599
			$ 22,181,637
Turkey — 2.4%
Turkiye Government Bonds:
17.30%, 7/19/28	TRY	152,264	$ 3,071,358
26.20%, 10/5/33	TRY	1,004,942	27,318,890
27.70%, 9/27/34	TRY	467,309	13,310,764
30.00%, 9/12/29	TRY	143,129	3,935,293
50.00% (TLREF), 9/6/28(5)	TRY	256,883	7,320,772
50.223% (TLREF), 6/16/27(5)	TRY	271,660	7,922,260
52.191% (TLREF), 5/17/28(5)	TRY	474,274	13,668,343
			$ 76,547,680
Ukraine — 1.8%
Ukraine Government International Bonds:
0.00% to 2/1/27, 2/1/34(8)(19)	USD	6,754	$ 2,545,853
0.00% to 2/1/27, 2/1/35(8)(19)	USD	8,105	3,973,405
0.00% to 2/1/27, 2/1/36(8)(19)	USD	18,574	9,022,143
0.00%, GDP-Linked, 8/1/41(8)(21)	USD	30,118	21,844,781
1.75% to 8/1/25, 2/1/29(8)(19)	USD	11,144	6,718,546
1.75% to 8/1/25, 2/1/34(8)(19)	USD	2,780	1,328,715
1.75% to 8/1/25, 2/1/35(8)(19)	USD	10,131	4,717,091
1.75% to 8/1/25, 2/1/36(8)(19)	USD	11,820	5,428,883
			$ 55,579,417

See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Security	Principal Amount (000's omitted)		Value
Uruguay — 0.3%
Uruguay Government Bonds:
3.40%, 5/16/45	UYU	389,773	$ 9,458,460
3.875%, 7/2/40(20)	UYU	40,831	1,048,978
			$ 10,507,438
Uzbekistan — 1.6%
National Bank of Uzbekistan, 19.875%, 7/5/27(8)	UZS	229,510,000	$ 18,189,386
Republic of Uzbekistan Bonds:
16.25%, 10/12/26(8)	UZS	367,300,000	28,920,501
16.625%, 5/29/27(8)	UZS	60,000,000	4,654,729
			$ 51,764,616
Venezuela — 0.6%
Venezuela Government International Bonds:
6.00%, 12/9/20(8)(9)	USD	15,305	$ 1,889,830
7.00%, 3/31/38(8)(9)	USD	6,180	858,759
7.65%, 4/21/25(8)(9)	USD	11,928	1,667,209
7.75%, 10/13/19(8)(9)	USD	18,056	2,341,455
8.25%, 10/13/24(8)(9)	USD	18,649	2,596,147
9.00%, 5/7/23(8)(9)	USD	3,806	540,439
9.25%, 9/15/27(9)	USD	17,559	2,710,671
9.25%, 5/7/28(8)(9)	USD	19,252	2,875,372
9.375%, 1/13/34(9)	USD	1,557	265,834
11.75%, 10/21/26(8)(9)	USD	6,750	1,089,790
11.95%, 8/5/31(8)(9)	USD	7,231	1,135,648
12.75%, 8/23/22(8)(9)	USD	6,828	1,085,922
			$ 19,057,076
Total Sovereign Government Bonds (identified cost $1,806,389,277)			$1,839,988,027

Sovereign Loans — 3.4%
Borrower/Description	Principal Amount (000's omitted)		Value
Bahamas — 0.9%
Commonwealth of the Bahamas, 10.512%, (3 mo. EURIBOR + 6.85%), 11/24/28	EUR	26,830	$ 29,105,531
			$ 29,105,531
Ivory Coast — 0.1%
Republic of Ivory Coast, Term Loan, 9.426%, (6 mo. EURIBOR + 5.75%), 1/6/28(22)	EUR	3,959	$ 4,363,354
			$ 4,363,354
Kenya — 0.1%
Government of Kenya, Term Loan, 12.142%, (6 mo. SOFR + 6.45%), 6/29/25(22)	USD	2,631	$ 2,667,371
			$ 2,667,371
Borrower/Description	Principal Amount (000's omitted)		Value
Tanzania — 2.3%
Government of the United Republic of Tanzania, Term Loan, 12.022%, (6 mo. SOFR + 6.30%), 4/28/31(22)	USD	71,026	$ 72,481,345
			$ 72,481,345
Total Sovereign Loans (identified cost $107,559,082)			$ 108,617,601

U.S. Government Guaranteed Small Business Administration Loans — 0.2%
Security	Principal Amount (000's omitted)	Value
SBA IO Trust: Interest Only:(23)(24) Series 2018-3, Class A, 2.755%, 5/24/44(4)	$91,376	$ 5,239,479
Total U.S. Government Guaranteed Small Business Administration Loans (identified cost $20,567,495)		$ 5,239,479

Short-Term Investments — 20.7%
Affiliated Fund — 2.1%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.78%(25)	67,554,521	$ 67,554,521
Total Affiliated Fund (identified cost $67,554,521)		$ 67,554,521

Repurchase Agreements — 10.0%
Description	Principal Amount (000's omitted)		Value
Bank of America:
Dated 9/19/24 with an interest rate of 1.50%, collateralized by USD 7,730,000 Nigeria Government International Bonds, 9.248%, due 1/21/49 and a market value, including accrued interest, of $7,219,782(26)	USD	7,112	$ 7,111,600
Dated 9/19/24 with an interest rate of 4.40%, collateralized by USD 3,523,000 Kazakhstan Government International Bonds, 6.50%, due 7/21/45 and a market value, including accrued interest, of $4,009,026(26)	USD	4,232	4,232,004
Dated 10/30/24 with an interest rate of 4.475%, collateralized by USD 19,482,000 Panama Government International Bonds, 4.50%, due 4/1/56 and a market value, including accrued interest, of $12,614,872(26)	USD	12,566	12,565,890

See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Description	Principal Amount (000's omitted)		Value
Bank of America: (continued)
Dated 10/30/24 with an interest rate of 4.50%, collateralized by USD 7,808,000 Senegal Government International Bonds, 6.75%, due 3/13/48 and a market value, including accrued interest, of $5,601,020(26)	USD	5,651	$ 5,651,040
Dated 10/28/24 with an interest rate of 4.55%, collateralized by USD 10,229,000 Senegal Government International Bonds, 6.25%, due 5/23/33 and a market value, including accrued interest, of $8,751,478(26)	USD	8,861	8,860,871
Dated 10/28/24 with an interest rate of 4.55%, collateralized by USD 18,194,000 Senegal Government International Bonds, 6.75%, due 3/13/48 and a market value, including accrued interest, of $13,051,352(26)	USD	13,213	13,213,392
Barclays Bank PLC:
Dated 9/17/24 with an interest rate of 2.10%, collateralized by EUR 3,000,000 Republic of Poland Government International Bonds, 2.75%, due 5/25/32 and a market value, including accrued interest, of $3,200,881(26)	EUR	3,064	3,332,594
Dated 9/17/24 with an interest rate of 2.25%, collateralized by EUR 1,800,000 Republic of Poland Government International Bonds, 1.00%, due 3/7/29 and a market value, including accrued interest, of $1,841,041(26)	EUR	1,778	1,933,475
Dated 9/17/24 with an interest rate of 2.60%, collateralized by EUR 6,000,000 Republic of Poland Government International Bonds, 1.00%, due 3/7/29 and a market value, including accrued interest, of $6,136,802(26)	EUR	5,925	6,444,918
Dated 9/19/24 with an interest rate of 4.45%, collateralized by USD 15,452,000 Kazakhstan Government International Bonds, 4.875%, due 10/14/44 and a market value, including accrued interest, of $14,568,796(26)	USD	16,398	16,398,435
Dated 9/19/24 with an interest rate of 4.45%, collateralized by USD 8,197,000 Republic of Armenia International Bonds, 3.60%, due 2/2/31 and a market value, including accrued interest, of $6,958,786(26)	USD	7,306	7,305,576
Dated 10/15/24 with an interest rate of 3.50%, collateralized by USD 3,863,000 Bahrain Government International Bonds, 7.50%, due 2/12/36 and a market value, including accrued interest, of $4,123,485(26)	USD	4,360	4,360,361
Dated 10/15/24 with an interest rate of 4.50%, collateralized by USD 7,727,000 Bahrain Government International Bonds, 6.00%, due 9/19/44 and a market value, including accrued interest, of $6,675,181(26)	USD	7,061	7,060,546
Dated 10/18/24 with an interest rate of 4.40%, collateralized by USD 8,572,000 Panama Government International Bonds, 6.853%, due 3/28/54 and a market value, including accrued interest, of $7,974,191(26)	USD	8,765	8,764,870
Dated 10/18/24 with an interest rate of 4.50%, collateralized by USD 11,590,000 Bahrain Government International Bonds, 5.625%, due 5/18/34 and a market value, including accrued interest, of $11,057,419(26)	USD	11,653	11,652,779
Description	Principal Amount (000's omitted)		Value
Barclays Bank PLC: (continued)
Dated 10/21/24 with an interest rate of 4.40%, collateralized by USD 8,572,000 Panama Government International Bonds, 6.853%, due 3/28/54 and a market value, including accrued interest, of $7,974,191(26)	USD	8,604	$ 8,604,145
Dated 10/22/24 with an interest rate of 4.00%, collateralized by USD 8,572,000 Panama Government International Bonds, 6.853%, due 3/28/54 and a market value, including accrued interest, of $7,974,191(26)	USD	8,529	8,529,140
Dated 10/23/24 with an interest rate of 4.45%, collateralized by USD 15,608,000 Romania Government International Bonds, 6.125%, due 1/22/44 and a market value, including accrued interest, of $14,979,755	USD	15,979	15,978,690
Dated 10/23/24 with an interest rate of 4.60%, collateralized by USD 8,006,000 Romania Government International Bonds, 7.125%, due 1/17/33 and a market value, including accrued interest, of $8,659,837(26)	USD	9,177	9,176,878
Dated 10/24/24 with an interest rate of 4.30%, collateralized by USD 7,396,000 Romania Government International Bonds, 6.125%, due 1/22/44 and a market value, including accrued interest, of $7,098,300	USD	7,553	7,553,165
Dated 10/24/24 with an interest rate of 4.55%, collateralized by USD 15,608,000 Romania Government International Bonds, 5.75%, due 3/24/35 and a market value, including accrued interest, of $14,818,215(26)	USD	15,784	15,783,590
Dated 10/28/24 with an interest rate of 4.30%, collateralized by USD 6,244,000 Romania Government International Bonds, 6.125%, due 1/22/44 and a market value, including accrued interest, of $5,992,670	USD	6,299	6,298,635
Dated 10/28/24 with an interest rate of 4.55%, collateralized by USD 7,804,000 Romania Government International Bonds, 6.375%, due 1/30/34 and a market value, including accrued interest, of $7,953,358(26)	USD	8,343	8,343,338
Nomura International PLC:
Dated 9/19/24 with an interest rate of 2.90%, collateralized by EUR 3,044,000 Republic of Poland Government International Bonds, 1.00%, due 3/7/29 and a market value, including accrued interest, of $3,113,404(26)	USD	3,194	3,194,383
Dated 9/19/24 with an interest rate of 4.30%, collateralized by USD 15,511,000 Zambia Government International Bonds, 0.50%, due 12/31/53 and a market value, including accrued interest, of $8,467,929(26)	USD	7,907	7,907,120
Dated 9/19/24 with an interest rate of 4.35%, collateralized by USD 14,678,000 Republic of Azerbaijan International Bonds, 3.50%, due 9/1/32 and a market value, including accrued interest, of $12,862,982(26)	USD	13,809	13,809,062
Dated 9/19/24 with an interest rate of 4.40%, collateralized by USD 5,050,000 Bahrain Government International Bonds, 5.625%, due 5/18/34 and a market value, including accrued interest, of $4,817,944(26)	USD	5,403	5,403,349

See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Description	Principal Amount (000's omitted)		Value
Nomura International PLC: (continued)
Dated 9/19/24 with an interest rate of 4.45%, collateralized by USD 7,727,000 Bahrain Government International Bonds, 7.50%, due 2/12/36 and a market value, including accrued interest, of $8,248,038(26)	USD	8,835	$ 8,835,438
Dated 9/19/24 with an interest rate of 4.45%, collateralized by USD 1,885,000 Kazakhstan Government International Bonds, 6.50%, due 7/21/45 and a market value, including accrued interest, of $2,145,051(26)	USD	2,378	2,378,069
Dated 9/19/24 with an interest rate of 4.45%, collateralized by USD 8,503,000 Nigeria Government International Bonds, 7.143%, due 2/23/30 and a market value, including accrued interest, of $7,800,906(26)	USD	8,176	8,175,507
Dated 9/19/24 with an interest rate of 4.45%, collateralized by USD 3,633,000 Nigeria Government International Bonds, 7.696%, due 2/23/38 and a market value, including accrued interest, of $3,011,505(26)	USD	3,132	3,131,828
Dated 9/19/24 with an interest rate of 4.50%, collateralized by USD 20,370,000 Nigeria Government International Bonds, 7.375%, due 9/28/33 and a market value, including accrued interest, of $17,400,648(26)	USD	18,860	18,860,379
Dated 9/19/24 with an interest rate of 4.50%, collateralized by USD 5,080,000 Nigeria Government International Bonds, 8.25%, due 9/28/51 and a market value, including accrued interest, of $4,105,821(26)	USD	4,471	4,470,959
Dated 9/19/24 with an interest rate of 4.55%, collateralized by USD 4,619,000 Republic of Azerbaijan International Bonds, 3.50%, due 9/1/32 and a market value, including accrued interest, of $4,047,834(26)	USD	4,346	4,345,555
Dated 10/8/24 with an interest rate of 4.30%, collateralized by USD 11,633,000 Zambia Government International Bonds, 0.50%, due 12/31/53 and a market value, including accrued interest, of $6,350,810(26)	USD	6,535	6,534,838
Dated 10/24/24 with an interest rate of 3.75%, collateralized by USD 14,051,000 Bahrain Government International Bonds, 7.50%, due 9/20/47 and a market value, including accrued interest, of $14,121,489(26)	USD	14,969	14,968,804
Dated 10/29/24 with an interest rate of 4.55%, collateralized by USD 3,896,000 Panama Government International Bonds, 4.50%, due 4/1/56 and a market value, including accrued interest, of $2,522,715(26)	USD	2,634	2,633,657
Dated 10/29/24 with an interest rate of 4.55%, collateralized by USD 3,897,000 Panama Government International Bonds, 4.50%, due 5/15/47 and a market value, including accrued interest, of $2,777,195(26)	USD	2,902	2,901,940
Dated 10/29/24 with an interest rate of 4.55%, collateralized by USD 5,455,000 Panama Government International Bonds, 6.853%, due 3/28/54 and a market value, including accrued interest, of $5,074,570(26)	USD	5,310	5,309,624
Description	Principal Amount (000's omitted)		Value
Nomura International PLC: (continued)
Dated 10/30/24 with an interest rate of 4.50%, collateralized by USD 4,685,000 Senegal Government International Bonds, 6.25%, due 5/23/33 and a market value, including accrued interest, of $4,008,278(26)	USD	4,239	$ 4,238,918
Total Repurchase Agreements (identified cost $316,511,596)			$ 316,255,362

Sovereign Government Securities — 4.9%
Security	Principal Amount (000's omitted)		Value
Kazakhstan — 0.8%
National Bank of Kazakhstan Notes, 0.00%, 11/13/24	KZT	12,367,421	$ 25,377,785
			$ 25,377,785
Nigeria — 4.0%
Nigeria OMO Bills:
0.00%, 1/28/25	NGN	2,429,768	$ 1,354,986
0.00%, 2/25/25	NGN	4,055,290	2,214,301
0.00%, 4/1/25	NGN	11,309,876	6,126,169
0.00%, 5/20/25	NGN	26,798,506	13,747,259
0.00%, 5/27/25	NGN	23,718,773	12,104,773
0.00%, 6/10/25	NGN	1,562,150	788,457
0.00%, 6/17/25	NGN	18,134,197	9,113,045
0.00%, 8/19/25	NGN	5,735,526	2,753,318
0.00%, 9/30/25	NGN	41,503,763	19,332,808
0.00%, 10/7/25	NGN	45,105,848	22,012,174
Nigeria Treasury Bills:
0.00%, 2/6/25	NGN	5,006,921	2,773,383
0.00%, 2/20/25	NGN	21,273,936	11,659,953
0.00%, 3/6/25	NGN	9,930,998	5,386,080
0.00%, 3/27/25	NGN	18,711,919	9,990,421
0.00%, 4/10/25	NGN	10,727,049	5,667,983
			$ 125,025,110
Pakistan — 0.1%
Pakistan Treasury Bills, 0.00%, 11/14/24	PKR	1,079,900	$ 3,860,910
			$ 3,860,910
Total Sovereign Government Securities (identified cost $169,456,725)			$ 154,263,805

See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

U.S. Treasury Obligations — 3.7%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bills:
0.00%, 11/7/24	$16,752	$ 16,739,007
0.00%, 11/14/24(27)	58,675	58,576,867
0.00%, 11/21/24(27)	18,027	17,980,859
0.00%, 12/12/24(27)	23,546	23,423,211
Total U.S. Treasury Obligations (identified cost $116,717,459)		$ 116,719,944
Total Short-Term Investments (identified cost $670,240,301)		$ 654,793,632

Total Purchased Options and Swaptions — 0.2% (identified cost $8,628,422)	$ 5,444,571
Total Investments — 103.6% (identified cost $3,272,452,649)	$3,283,377,955
Total Written Options — (0.0)%(7) (premiums received $274,393)	$ (288,843)
Securities Sold Short — (20.4)%
Common Stocks — (1.8)%
Security	Shares	Value
Australia — (0.1)%
EBOS Group Ltd.	(39,953)	$ (871,118)
		$ (871,118)
New Zealand — (1.7)%
a2 Milk Co. Ltd.(6)	(685,400)	$ (2,592,634)
Air New Zealand Ltd.	(2,350,258)	(724,244)
Auckland International Airport Ltd.	(1,489,624)	(6,500,030)
Chorus Ltd.	(465,256)	(2,433,561)
Contact Energy Ltd.	(968,162)	(4,971,699)
Fisher & Paykel Healthcare Corp. Ltd.	(394,070)	(8,445,352)
Fletcher Building Ltd.(6)	(1,144,302)	(2,034,736)
Freightways Group Ltd.	(91,944)	(576,407)
Goodman Property Trust	(1,133,751)	(1,429,134)
Infratil Ltd.	(645,803)	(4,848,347)
Kiwi Property Group Ltd.	(1,285,972)	(718,329)
Mainfreight Ltd.	(68,660)	(2,942,017)
Mercury NZ Ltd.	(848,934)	(3,341,476)
Meridian Energy Ltd.	(1,537,096)	(5,458,796)
Precinct Properties New Zealand Ltd.	(1,353,345)	(1,019,201)
Ryman Healthcare Ltd.(6)	(664,025)	(1,965,788)
Security	Shares	Value
New Zealand (continued)
SKYCITY Entertainment Group Ltd.	(723,224)	$ (592,094)
Spark New Zealand Ltd.	(2,379,074)	(4,127,661)
		$ (54,721,506)
Total Common Stocks (proceeds $57,454,847)		$ (55,592,624)
Exchange-Traded Funds — (10.0)%
Security	Shares	Value
United States — (10.0)%
iShares iBoxx $ Investment Grade Corporate Bond ETF	(1,758,152)	$ (191,620,986)
iShares JPMorgan USD Emerging Markets Bond ETF	(1,384,839)	(125,909,562)
Total Exchange-Traded Funds (proceeds $318,539,543)		$ (317,530,548)
Sovereign Government Bonds — (8.6)%
Security	Principal Amount (000's omitted)		Value
Armenia — (0.2)%
Republic of Armenia International Bonds, 3.60%, 2/2/31(8)	USD	(8,028)	$ (6,743,865)
			$ (6,743,865)
Azerbaijan — (0.5)%
Republic of Azerbaijan International Bonds, 3.50%, 9/1/32(8)	USD	(19,297)	$ (16,798,251)
			$ (16,798,251)
Bahrain — (1.5)%
Bahrain Government International Bonds:
5.625%, 5/18/34(8)	USD	(16,640)	$ (15,451,563)
6.00%, 9/19/44(8)	USD	(7,136)	(6,114,678)
7.50%, 2/12/36(8)	USD	(10,663)	(11,206,520)
7.50%, 9/20/47(8)	USD	(14,051)	(14,001,470)
			$ (46,774,231)
Kazakhstan — (0.7)%
Kazakhstan Government International Bonds:
4.875%, 10/14/44(8)	USD	(15,452)	$ (14,533,224)
6.50%, 7/21/45(8)	USD	(5,408)	(6,056,433)
			$ (20,589,657)
Nigeria — (1.2)%
Nigeria Government International Bonds:
7.143%, 2/23/30(8)	USD	(8,503)	$ (7,686,181)
7.375%, 9/28/33(8)	USD	(20,370)	(17,262,938)
7.696%, 2/23/38(8)	USD	(3,633)	(2,958,692)
8.25%, 9/28/51(8)	USD	(5,080)	(4,067,404)

See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Security	Principal Amount (000's omitted)		Value
Nigeria (continued)
Nigeria Government International Bonds: (continued)
9.248%, 1/21/49(8)	USD	(7,730)	$ (7,021,207)
			$ (38,996,422)
Panama — (1.5)%
Panama Government International Bonds:
4.50%, 5/15/47	USD	(3,897)	$ (2,696,333)
4.50%, 4/1/56	USD	(23,378)	(15,049,920)
6.853%, 3/28/54	USD	(31,171)	(28,801,330)
			$ (46,547,583)
Poland — (0.4)%
Republic of Poland Government International Bonds:
1.00%, 3/7/29(8)	EUR	(10,844)	$ (11,014,010)
2.75%, 5/25/32(8)	EUR	(3,000)	(3,161,544)
			$ (14,175,554)
Romania — (1.6)%
Romania Government International Bonds:
5.75%, 3/24/35(8)	USD	(15,608)	$ (14,725,976)
6.125%, 1/22/44(8)	USD	(21,850)	(20,602,469)
6.375%, 1/30/34(8)	USD	(7,804)	(7,827,599)
7.125%, 1/17/33(8)	USD	(8,006)	(8,495,047)
			$ (51,651,091)
Senegal — (1.0)%
Senegal Government International Bonds:
6.25%, 5/23/33(8)	USD	(14,914)	$ (12,350,657)
6.75%, 3/13/48(8)	USD	(26,002)	(18,418,354)
			$ (30,769,011)
Total Sovereign Government Bonds (proceeds $270,065,324)			$ (273,045,665)
Total Securities Sold Short (proceeds $646,059,714)			$ (646,168,837)

Other Assets, Less Liabilities — 16.8%	$ 532,768,770
Net Assets — 100.0%	$3,169,689,045
The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.
(1)	Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.
(2)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2024.
(3)	Security (or a portion thereof) has been pledged for the benefit of the counterparty for reverse repurchase agreements.
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2024, the aggregate value of these securities is $305,686,747 or 9.6% of the Portfolio's net assets.
(5)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2024.
(6)	Non-income producing security.
(7)	Amount is less than 0.05% or (0.05)%, as applicable.
(8)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2024, the aggregate value of these securities is $768,413,326 or 24.2% of the Portfolio's net assets.
(9)	Issuer is in default with respect to interest and/or principal payments or has declared bankruptcy and is non-income producing. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.
(10)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.
(11)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(12)	Security converts to variable rate after the indicated fixed-rate coupon period.
(13)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 10).
(14)	Quantity held represents principal in USD.
(15)	Security is subject to risk of loss depending on the occurrence, frequency and severity of the loss events that are covered by underlying reinsurance contracts and that may occur during a specified risk period.
(16)	Restricted security (see Note 5).
(17)	Limited recourse note whose payments by the issuer are limited to amounts received by the issuer from the borrower pursuant to a loan agreement with the borrower.
(18)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.

See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

(19)	Step coupon security. Interest rate represents the rate in effect at October 31, 2024.
(20)	Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.
(21)	Amounts payable in respect of the security are contingent upon and determined by reference to Ukraine’s GDP and Real GDP Growth Rate. Principal amount represents the notional amount used to calculate payments due to the security holder and does not represent an entitlement for payment.
(22)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2024.
(23)	Interest only security that entitles the holder to receive only a portion of the interest payments on the underlying loans. Principal amount shown is the notional amount of the underlying loans on which coupon interest is calculated.
(24)	The stated interest rate represents the weighted average fixed interest rate at July 31, 2024 of all interest only securities comprising the trust.
(25)	May be deemed to be an affiliated investment company (see Note 9). The rate shown is the annualized seven-day yield as of October 31, 2024.
(26)	Open repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.
(27)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

Purchased Currency Options (OTC) — 0.1%
Description	Counterparty	Notional Amount		Exercise Price		Expiration Date	Value
Put EUR vs. Call USD	Bank of America, N.A.	EUR	123,810,000	USD	1.07	11/21/24	$ 345,036
Put EUR vs. Call USD	BNP Paribas	EUR	150,100,000	USD	1.07	11/21/24	418,301
Put USD vs. Call INR	JPMorgan Chase Bank, N.A.	USD	50,900,000	INR	85.50	1/25/29	281,222
Put USD vs. Call INR	JPMorgan Chase Bank, N.A.	USD	27,200,000	INR	85.50	1/25/29	150,280
Put USD vs. Call INR	JPMorgan Chase Bank, N.A.	USD	26,300,000	INR	85.50	1/30/29	145,728
Total							$1,340,567
Purchased Interest Rate Swaptions (OTC) — 0.0%(1)
Description	Counterparty	Notional Amount		Expiration Date	Value
Option to enter into interest rate swap expiring 11/21/26 to pay SAIBOR and receive 4.41%	JPMorgan Chase Bank, N.A.	SAR	598,724,000	11/19/24	$ 94
Option to enter into interest rate swap expiring 11/25/26 to pay SAIBOR and receive 4.30%	JPMorgan Chase Bank, N.A.	SAR	399,149,000	11/21/24	10
Total					$104
(1)	Amount is less than 0.05%.

See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Purchased Put Options (Exchange-Traded) — 0.1%
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
ICE Brent Crude Oil Futures 04/2025	503	$36,799,480	$60.00	2/25/25	$ 563,360
ICE Brent Crude Oil Futures 04/2025	310	22,679,600	70.00	2/25/25	1,215,200
ICE Brent Crude Oil Futures 05/2025	1,161	84,938,760	50.00	3/26/25	510,840
ICE Brent Crude Oil Futures 05/2025	580	42,432,800	55.00	3/26/25	481,400
ICE Brent Crude Oil Futures 05/2025	387	28,312,920	60.00	3/26/25	595,980
ICE Brent Crude Oil Futures 05/2025	271	19,826,360	65.00	3/26/25	737,120
Total					$4,103,900
Written Currency Options (OTC) — (0.0)%(1)
Description	Counterparty	Notional Amount		Exercise Price		Expiration Date	Value
Call USD vs. Put CNH	Citibank, N.A.	USD	3,290,000	CNH	7.30	11/21/24	$ (5,290)
Call USD vs. Put CNH	Deutsche Bank AG	USD	59,680,000	CNH	7.30	11/21/24	(95,966)
Put USD vs. Call CNH	Citibank, N.A.	USD	3,290,000	CNH	6.98	11/21/24	(9,801)
Put USD vs. Call CNH	Deutsche Bank AG	USD	59,680,000	CNH	6.98	11/21/24	(177,786)
Total							$(288,843)
(1)	Amount is less than (0.05)%.
Forward Foreign Currency Exchange Contracts (Centrally Cleared)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
BRL	23,377,000	USD	4,177,971	12/3/24	$ (148,374)
USD	4,146,615	BRL	23,377,000	12/3/24	117,019
CLP	249,000,000	USD	264,808	12/18/24	(5,897)
CLP	498,000,000	USD	528,331	12/18/24	(10,509)
CLP	1,244,000,000	USD	1,317,420	12/18/24	(23,904)
CLP	739,000,000	USD	799,957	12/18/24	(31,542)
CLP	4,097,000,000	USD	4,358,511	12/18/24	(98,435)
CLP	5,099,000,000	USD	5,405,778	12/18/24	(103,819)
CLP	3,533,000,000	USD	3,815,335	12/18/24	(141,708)
CLP	11,424,000,000	USD	12,129,578	12/18/24	(250,860)
CLP	7,388,000,000	USD	8,002,600	12/18/24	(320,530)
CLP	33,583,000,000	USD	35,639,771	12/18/24	(720,044)
COP	9,090,000,000	USD	2,136,809	12/18/24	(94,669)
COP	43,577,160,000	USD	10,322,550	12/18/24	(532,597)
EUR	1,339,697	USD	1,484,795	12/18/24	(24,816)
EUR	2,140,000	USD	2,371,776	12/18/24	(39,640)

See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (Centrally Cleared) (continued)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
EUR	2,009,826	USD	2,231,671	12/18/24	$ (41,396)
EUR	2,360,271	USD	2,615,903	12/18/24	(43,720)
EUR	2,256,568	USD	2,505,648	12/18/24	(46,478)
EUR	3,087,961	USD	3,422,407	12/18/24	(57,199)
EUR	4,829,396	USD	5,353,651	12/18/24	(90,657)
EUR	5,714,237	USD	6,333,126	12/18/24	(105,847)
EUR	5,860,367	USD	6,495,083	12/18/24	(108,553)
EUR	9,741,231	USD	10,816,468	12/18/24	(200,638)
EUR	11,774,519	USD	13,052,702	12/18/24	(221,029)
EUR	11,200,976	USD	12,437,340	12/18/24	(230,704)
EUR	28,940,103	USD	32,134,511	12/18/24	(596,074)
EUR	37,091,539	USD	41,185,704	12/18/24	(763,967)
IDR	7,586,523,636	USD	501,350	12/18/24	(19,125)
IDR	137,428,175,711	USD	9,059,207	12/18/24	(323,810)
IDR	155,720,000,000	USD	10,236,655	12/18/24	(338,569)
IDR	170,893,000,000	USD	11,268,909	12/18/24	(406,375)
IDR	163,000,000,000	USD	10,774,722	12/18/24	(413,894)
INR	1,977,000,000	USD	23,451,957	12/18/24	20,666
INR	1,977,000,000	USD	23,453,070	12/18/24	19,553
INR	2,369,100,000	USD	28,111,540	12/18/24	16,427
INR	1,432,000,000	USD	16,987,959	12/18/24	13,961
INR	1,260,730,000	USD	15,019,419	12/18/24	(50,961)
INR	1,358,000,000	USD	16,181,114	12/18/24	(57,785)
KRW	8,133,000,000	USD	6,081,157	12/18/24	(155,673)
KRW	14,497,000,000	USD	10,874,898	12/18/24	(312,775)
KRW	14,498,000,000	USD	10,880,836	12/18/24	(317,985)
KRW	19,716,000,000	USD	14,775,180	12/18/24	(410,635)
KRW	21,442,000,000	USD	16,040,996	12/18/24	(418,934)
KRW	42,557,309,456	USD	31,944,800	12/18/24	(938,693)
KRW	26,741,670,000	USD	20,503,170	12/18/24	(1,019,912)
PEN	82,600,000	USD	21,647,971	12/18/24	231,175
PEN	6,958,000	USD	1,840,789	12/18/24	2,251
PEN	7,132,000	USD	1,888,671	12/18/24	458
PEN	72,522,000	USD	19,230,484	12/18/24	(20,805)
PEN	193,500,000	USD	51,297,686	12/18/24	(43,269)
PEN	65,307,000	USD	17,344,435	12/18/24	(45,870)
PHP	1,406,100,000	USD	24,132,841	12/18/24	(12,096)
TWD	731,000,000	USD	22,976,583	12/18/24	15,318
TWD	341,000,000	USD	10,719,638	12/18/24	5,723
TWD	220,000,000	USD	6,914,977	12/18/24	4,610
TWD	103,000,000	USD	3,237,896	12/18/24	1,729
TWD	60,000,000	USD	1,888,188	12/18/24	(1,028)
TWD	120,000,000	USD	3,777,624	12/18/24	(3,303)
TWD	232,400,000	USD	7,315,883	12/18/24	(6,283)

See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (Centrally Cleared) (continued)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
TWD	57,000,000	USD	1,800,379	12/18/24	$ (7,577)
TWD	80,000,000	USD	2,525,253	12/18/24	(9,039)
TWD	396,000,000	USD	12,466,159	12/18/24	(10,901)
TWD	80,000,000	USD	2,529,484	12/18/24	(13,271)
TWD	219,000,000	USD	6,903,944	12/18/24	(15,809)
TWD	770,215,000	USD	24,246,140	12/18/24	(20,821)
TWD	189,000,000	USD	5,969,678	12/18/24	(25,123)
TWD	264,000,000	USD	8,333,333	12/18/24	(29,828)
TWD	264,000,000	USD	8,347,298	12/18/24	(43,793)
TWD	726,000,000	USD	22,887,046	12/18/24	(52,408)
USD	25,160,048	COP	106,214,399,104	12/18/24	1,298,145
USD	13,746,180	COP	58,246,000,000	12/18/24	660,757
USD	143,439,140	EUR	129,421,905	12/18/24	2,397,323
USD	79,509,925	EUR	71,740,015	12/18/24	1,328,863
USD	60,425,989	EUR	54,521,009	12/18/24	1,009,910
USD	56,774,474	EUR	51,226,329	12/18/24	948,882
USD	48,405,369	EUR	43,675,074	12/18/24	809,007
USD	43,099,846	EUR	38,815,402	12/18/24	799,473
USD	46,364,223	EUR	41,833,394	12/18/24	774,893
USD	37,041,944	EUR	33,422,111	12/18/24	619,088
USD	29,791,495	EUR	26,830,000	12/18/24	552,612
USD	22,024,570	EUR	19,872,274	12/18/24	368,100
USD	19,312,977	EUR	17,393,124	12/18/24	358,243
USD	17,194,508	EUR	15,514,217	12/18/24	287,375
USD	16,617,911	EUR	14,993,967	12/18/24	277,738
USD	14,135,730	EUR	12,751,492	12/18/24	239,369
USD	11,516,861	EUR	10,372,000	12/18/24	213,630
USD	10,941,220	EUR	9,872,016	12/18/24	182,863
USD	10,815,963	EUR	9,759,000	12/18/24	180,769
USD	10,415,058	EUR	9,397,272	12/18/24	174,069
USD	9,559,843	EUR	8,625,631	12/18/24	159,775
USD	8,609,887	EUR	7,754,000	12/18/24	159,708
USD	8,150,189	EUR	7,340,000	12/18/24	151,181
USD	6,507,234	EUR	5,860,367	12/18/24	120,705
USD	7,133,680	EUR	6,436,558	12/18/24	119,226
USD	6,095,686	EUR	5,500,000	12/18/24	101,878
USD	3,748,293	EUR	3,382,000	12/18/24	62,646
USD	3,304,491	EUR	2,976,000	12/18/24	61,296
USD	2,959,965	EUR	2,670,710	12/18/24	49,470
USD	2,916,313	EUR	2,631,323	12/18/24	48,741
USD	2,645,523	EUR	2,386,996	12/18/24	44,215
USD	2,376,213	EUR	2,140,000	12/18/24	44,077
USD	2,227,503	EUR	2,009,826	12/18/24	37,229
USD	1,895,131	EUR	1,709,934	12/18/24	31,674

See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (Centrally Cleared) (continued)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
USD	386,250	EUR	348,505	12/18/24	$ 6,455
USD	368,124	EUR	332,150	12/18/24	6,153
USD	213,708	EUR	192,824	12/18/24	3,572
USD	212,220	EUR	191,481	12/18/24	3,547
USD	14,136,544	IDR	218,534,000,000	12/18/24	245,788
USD	8,586,344	IDR	132,732,000,000	12/18/24	149,452
USD	5,573,749	IDR	86,157,175,711	12/18/24	97,309
USD	4,904,826	IDR	75,847,000,000	12/18/24	83,735
USD	4,904,280	IDR	75,847,000,000	12/18/24	83,190
USD	2,452,961	IDR	37,924,000,000	12/18/24	42,384
USD	171,035	IDR	2,644,000,000	12/18/24	2,974
USD	103,891	IDR	1,606,000,000	12/18/24	1,808
USD	67,444	IDR	1,042,523,636	12/18/24	1,177
USD	59,365	IDR	918,000,000	12/18/24	1,013
USD	59,293	IDR	917,000,000	12/18/24	1,006
USD	29,689	IDR	459,000,000	12/18/24	513
USD	13,210,167	KRW	17,590,000,000	12/18/24	394,568
USD	17,006,809	KRW	22,842,000,000	12/18/24	364,745
USD	14,451,263	KRW	19,429,000,000	12/18/24	295,818
USD	12,702,099	KRW	17,064,000,000	12/18/24	269,729
USD	12,697,645	KRW	17,065,000,000	12/18/24	264,547
USD	11,972,432	KRW	16,088,309,456	12/18/24	250,924
USD	8,008,183	KRW	10,765,000,000	12/18/24	165,095
USD	263,985	PEN	1,000,000	12/18/24	(896)
USD	7,516,307	PEN	28,462,000	12/18/24	(22,728)
USD	34,008,370	PEN	128,805,000	12/18/24	(109,590)
USD	48,839,124	PEN	186,350,563	12/18/24	(521,545)
USD	66,831,704	PEN	256,333,000	12/18/24	(1,065,963)
USD	36,502,349	PHP	2,043,000,000	12/18/24	1,455,992
USD	36,996,611	PHP	2,074,400,000	12/18/24	1,411,607
USD	37,896,509	PHP	2,138,500,000	12/18/24	1,211,911
USD	14,327,226	PHP	802,435,000	12/18/24	561,968
USD	13,092,072	PHP	735,565,000	12/18/24	473,926
USD	14,212,802	PHP	802,000,000	12/18/24	455,006
USD	5,063,029	PHP	283,056,727	12/18/24	207,372
USD	4,388,904	PHP	244,878,000	12/18/24	188,178
USD	10,346,512	PHP	593,000,000	12/18/24	173,977
USD	9,683,498	PHP	555,000,000	12/18/24	162,828
USD	8,878,888	PHP	509,000,000	12/18/24	147,319
USD	3,740,325	PHP	210,700,000	12/18/24	125,902
USD	7,171,507	PHP	410,880,000	12/18/24	123,123
USD	2,165,584	PHP	120,050,686	12/18/24	106,192
USD	959,788	PHP	53,455,000	12/18/24	42,802
USD	10,109,615	TWD	322,800,000	12/18/24	(43,307)

See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (Centrally Cleared) (continued)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
USD	7,340,768	TWD	235,000,000	12/18/24	$ (50,610)
USD	8,274,682	TWD	265,000,000	12/18/24	(60,276)
USD	16,019,417	TWD	511,500,000	12/18/24	(68,623)
USD	10,379,683	TWD	332,400,000	12/18/24	(75,185)
USD	10,580,524	TWD	339,000,000	12/18/24	(81,931)
					$12,004,815
Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
MYR	18,883,000	USD	4,306,959	Barclays Bank PLC	11/4/24	$ 5,213	$ —
MYR	18,883,000	USD	4,306,959	Barclays Bank PLC	11/4/24	5,213	—
MYR	12,933,000	USD	2,949,844	Barclays Bank PLC	11/4/24	3,570	—
MYR	22,767,000	USD	4,966,081	Goldman Sachs International	11/4/24	233,051	—
MYR	13,000,000	USD	2,965,126	Goldman Sachs International	11/4/24	3,589	—
MYR	65,675,000	USD	14,330,133	State Street Bank and Trust Company	11/4/24	667,583	—
USD	4,543,551	MYR	18,883,000	Barclays Bank PLC	11/4/24	231,380	—
USD	4,538,092	MYR	18,883,000	Barclays Bank PLC	11/4/24	225,920	—
USD	2,963,633	MYR	12,933,000	Barclays Bank PLC	11/4/24	10,219	—
USD	2,976,531	MYR	13,000,000	Goldman Sachs International	11/4/24	7,817	—
USD	5,192,847	MYR	22,767,000	Goldman Sachs International	11/4/24	—	(6,285)
USD	5,945,693	MYR	24,743,000	State Street Bank and Trust Company	11/4/24	295,316	—
TRY	159,960,000	USD	4,047,347	Standard Chartered Bank	11/6/24	613,020	—
USD	4,312,718	TRY	159,960,000	Standard Chartered Bank	11/6/24	—	(347,649)
EUR	3,475,685	USD	3,759,817	Citibank, N.A.	11/8/24	21,506	—
EUR	61,885	USD	67,188	HSBC Bank USA, N.A.	11/8/24	140	—
EUR	8,856,125	USD	9,577,300	JPMorgan Chase Bank, N.A.	11/8/24	57,595	—
EUR	1,675,435	USD	1,852,438	JPMorgan Chase Bank, N.A.	11/8/24	—	(29,673)
EUR	2,235,207	USD	2,471,349	JPMorgan Chase Bank, N.A.	11/8/24	—	(39,587)
EUR	236,110	USD	255,794	Standard Chartered Bank	11/8/24	1,079	—
EUR	1,196,898	USD	1,308,232	Standard Chartered Bank	11/8/24	—	(6,084)
EUR	696,756	USD	751,255	UBS AG	11/8/24	6,770	—
EUR	371,936	USD	403,926	UBS AG	11/8/24	716	—
EUR	1,284,996	USD	1,397,332	UBS AG	11/8/24	662	—
EUR	76,838	USD	83,099	UBS AG	11/8/24	496	—
EUR	2,137,625	USD	2,348,503	UBS AG	11/8/24	—	(22,905)
KZT	4,052,129,609	USD	8,290,802	ICBC Standard Bank plc	11/8/24	4,073	—
TRY	1,364,284,000	USD	34,610,962	Standard Chartered Bank	11/8/24	5,069,283	—
TRY	1,336,903,741	USD	34,005,200	Standard Chartered Bank	11/8/24	4,878,689	—
TRY	537,539,755	USD	13,940,458	Standard Chartered Bank	11/8/24	1,693,904	—
TRY	420,017,909	USD	10,769,776	Standard Chartered Bank	11/8/24	1,446,459	—

See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
TRY	420,017,909	USD	10,769,776	Standard Chartered Bank	11/8/24	$ 1,446,459	$ —
USD	33,945	EUR	31,308	BNP Paribas	11/8/24	—	(116)
USD	1,427,146	EUR	1,316,982	BNP Paribas	11/8/24	—	(5,647)
USD	1,817,732	EUR	1,680,361	BNP Paribas	11/8/24	—	(10,392)
USD	40,698,689	EUR	37,589,112	BNP Paribas	11/8/24	—	(195,853)
USD	44,191,399	EUR	40,821,776	BNP Paribas	11/8/24	—	(220,074)
USD	10,267,017	EUR	9,486,269	Goldman Sachs International	11/8/24	—	(53,435)
USD	3,396,137	EUR	3,071,631	JPMorgan Chase Bank, N.A.	11/8/24	54,400	—
USD	1,549,108	EUR	1,401,088	JPMorgan Chase Bank, N.A.	11/8/24	24,814	—
USD	3,874,388	EUR	3,591,112	JPMorgan Chase Bank, N.A.	11/8/24	—	(32,511)
USD	40,699,735	EUR	37,589,112	JPMorgan Chase Bank, N.A.	11/8/24	—	(194,807)
USD	2,768,467	EUR	2,498,331	Standard Chartered Bank	11/8/24	50,443	—
USD	10,046,999	EUR	9,282,971	Standard Chartered Bank	11/8/24	—	(52,277)
USD	1,924,835	EUR	1,769,908	State Street Bank and Trust Company	11/8/24	—	(712)
USD	7,316,809	EUR	6,615,781	UBS AG	11/8/24	119,264	—
USD	1,933,402	EUR	1,780,361	UBS AG	11/8/24	—	(3,516)
USD	1,913,464	EUR	1,769,918	UBS AG	11/8/24	—	(12,094)
USD	3,623,023	LKR	1,111,000,000	Standard Chartered Bank	11/8/24	—	(168,204)
USD	5,952,146	TRY	230,454,073	Standard Chartered Bank	11/8/24	—	(750,618)
USD	9,118,632	TRY	340,857,174	Standard Chartered Bank	11/8/24	—	(795,211)
USD	13,320,797	TRY	497,264,009	Standard Chartered Bank	11/8/24	—	(1,142,143)
USD	9,319,733	TRY	360,024,180	Standard Chartered Bank	11/8/24	—	(1,151,582)
USD	19,725,353	TRY	729,252,132	Standard Chartered Bank	11/8/24	—	(1,484,969)
USD	12,426,311	TRY	479,522,756	Standard Chartered Bank	11/8/24	—	(1,520,624)
USD	15,532,887	TRY	599,853,826	Standard Chartered Bank	11/8/24	—	(1,913,881)
USD	21,746,045	TRY	841,535,164	Standard Chartered Bank	11/8/24	—	(2,730,033)
KZT	2,574,327,000	USD	5,224,408	JPMorgan Chase Bank, N.A.	11/12/24	40,373	—
KZT	1,716,219,000	USD	3,482,941	JPMorgan Chase Bank, N.A.	11/12/24	26,915	—
KZT	2,714,934,762	USD	5,545,776	JPMorgan Chase Bank, N.A.	11/12/24	6,563	—
KZT	4,257,892,000	USD	8,707,346	JPMorgan Chase Bank, N.A.	11/12/24	510	—
KZT	130,387,537	USD	266,342	JPMorgan Chase Bank, N.A.	11/12/24	315	—
KZT	1,111,042,061	USD	2,302,678	JPMorgan Chase Bank, N.A.	11/12/24	—	(30,475)
KZT	4,231,770,000	USD	8,707,346	JPMorgan Chase Bank, N.A.	11/12/24	—	(52,912)
KZT	4,244,168,525	USD	8,750,863	JPMorgan Chase Bank, N.A.	11/12/24	—	(71,073)
UZS	66,799,282,000	USD	4,916,411	ICBC Standard Bank plc	11/15/24	299,736	—
EGP	200,000,000	USD	3,910,068	Citibank, N.A.	11/18/24	148,648	—
ISK	1,249,117,624	EUR	8,077,062	Citibank, N.A.	11/18/24	320,333	—
ISK	1,171,600,620	EUR	7,602,366	Citibank, N.A.	11/18/24	271,562	—
KZT	751,023,058	USD	1,550,899	ICBC Standard Bank plc	11/18/24	—	(16,907)
KZT	3,493,499,000	USD	7,187,530	Citibank, N.A.	11/25/24	—	(62,390)
EGP	75,991,538	USD	1,468,436	HSBC Bank USA, N.A.	11/27/24	67,161	—
USD	32,083,625	OMR	12,352,757	Standard Chartered Bank	11/27/24	—	(3,409)
USD	31,656,966	OMR	12,188,793	Standard Chartered Bank	11/27/24	—	(4,162)
USD	940,538	ZMW	26,241,000	Citibank, N.A.	11/29/24	—	(37,584)

See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
ZMW	26,241,000	USD	1,017,101	Standard Chartered Bank	11/29/24	$ —	$ (38,979)
CZK	677,100,000	EUR	26,946,508	BNP Paribas	12/5/24	—	(242,945)
EUR	13,496,641	CZK	338,252,409	BNP Paribas	12/5/24	159,736	—
EUR	13,514,786	CZK	338,847,591	Standard Chartered Bank	12/5/24	153,915	—
EUR	27,103,645	PLN	117,120,000	Barclays Bank PLC	12/5/24	286,483	—
PLN	106,000,000	EUR	24,599,138	BNP Paribas	12/5/24	—	(334,278)
PLN	11,120,000	EUR	2,584,830	Citibank, N.A.	12/5/24	—	(39,687)
SEK	132,327,575	EUR	11,680,891	HSBC Bank USA, N.A.	12/5/24	—	(282,942)
SEK	137,234,425	EUR	12,113,506	HSBC Bank USA, N.A.	12/5/24	—	(292,862)
SEK	46,214,000	EUR	4,069,499	Societe Generale	12/5/24	—	(88,001)
VND	49,296,300,000	USD	1,977,389	Deutsche Bank AG	12/5/24	—	(26,514)
USD	13,644,426	HKD	106,000,000	BNP Paribas	12/9/24	—	(70)
USD	37,448,989	HKD	290,900,000	Deutsche Bank AG	12/9/24	3,856	—
UYU	253,371,000	USD	6,136,377	Citibank, N.A.	12/9/24	—	(44,485)
VND	38,422,000,000	USD	1,550,525	JPMorgan Chase Bank, N.A.	12/9/24	—	(29,930)
UYU	102,475,000	USD	2,454,491	Citibank, N.A.	12/10/24	9,039	—
VND	97,682,000,000	USD	3,961,152	Deutsche Bank AG	12/12/24	—	(95,153)
TRY	810,105,292	USD	20,812,120	Standard Chartered Bank	12/16/24	1,837,864	—
USD	21,172,412	TRY	810,105,292	Standard Chartered Bank	12/16/24	—	(1,477,572)
AUD	7,130,000	USD	4,692,995	Australia and New Zealand Banking Group Limited	12/18/24	1,275	—
AUD	93,725,670	USD	62,468,140	HSBC Bank USA, N.A.	12/18/24	—	(760,774)
AUD	43,000,000	USD	28,645,181	UBS AG	12/18/24	—	(334,722)
CAD	1,219,000	USD	902,290	Bank of America, N.A.	12/18/24	—	(25,410)
CAD	4,163,000	USD	3,101,035	BNP Paribas	12/18/24	—	(106,406)
CAD	5,828,000	USD	4,336,131	BNP Paribas	12/18/24	—	(143,795)
CAD	5,578,000	USD	4,157,068	BNP Paribas	12/18/24	—	(144,567)
CAD	7,493,000	USD	5,580,503	BNP Paribas	12/18/24	—	(190,458)
CAD	8,818,000	USD	6,565,675	BNP Paribas	12/18/24	—	(222,499)
CAD	13,888,000	USD	10,345,225	BNP Paribas	12/18/24	—	(354,975)
CAD	19,445,000	USD	14,467,412	BNP Paribas	12/18/24	—	(479,767)
CAD	18,612,000	USD	13,870,805	BNP Paribas	12/18/24	—	(482,374)
CAD	25,001,000	USD	18,619,799	BNP Paribas	12/18/24	—	(635,480)
CAD	29,424,000	USD	21,908,416	BNP Paribas	12/18/24	—	(742,438)
CAD	4,356,000	USD	3,226,358	Standard Chartered Bank	12/18/24	—	(92,896)
CNH	25,672,113	USD	3,676,479	Bank of America, N.A.	12/18/24	—	(61,091)
CNH	26,263,000	USD	3,761,439	Bank of America, N.A.	12/18/24	—	(62,837)
CNH	25,579,000	USD	3,663,451	Citibank, N.A.	12/18/24	—	(61,177)
CNH	26,072,200	USD	3,733,772	Citibank, N.A.	12/18/24	—	(62,040)
CNH	27,286,000	USD	3,906,309	Citibank, N.A.	12/18/24	—	(63,639)
CNH	26,807,000	USD	3,839,827	Citibank, N.A.	12/18/24	—	(64,614)
CNH	269,208,196	USD	38,373,634	Citibank, N.A.	12/18/24	—	(461,213)
CNH	12,619,000	USD	1,803,861	HSBC Bank USA, N.A.	12/18/24	—	(26,735)
CNH	17,050,000	USD	2,438,968	HSBC Bank USA, N.A.	12/18/24	—	(37,827)

See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
CNH	34,242,739	USD	4,897,674	HSBC Bank USA, N.A.	12/18/24	$ —	$ (75,291)
CNH	79,335,261	USD	11,347,404	HSBC Bank USA, N.A.	12/18/24	—	(174,669)
CNH	20,465,000	USD	2,936,690	JPMorgan Chase Bank, N.A.	12/18/24	—	(54,617)
CNH	24,897,887	USD	3,568,318	UBS AG	12/18/24	—	(61,964)
CNH	27,627,000	USD	3,955,642	UBS AG	12/18/24	—	(64,949)
CNH	27,627,000	USD	3,956,422	UBS AG	12/18/24	—	(65,729)
CNH	26,603,000	USD	3,815,940	UBS AG	12/18/24	—	(69,456)
EGP	364,367,000	USD	7,095,755	Citibank, N.A.	12/18/24	193,101	—
EGP	245,552,479	USD	4,878,849	JPMorgan Chase Bank, N.A.	12/18/24	33,222	—
EUR	4,201,483	CZK	105,640,000	JPMorgan Chase Bank, N.A.	12/18/24	35,375	—
EUR	2,035,828	CZK	51,187,829	JPMorgan Chase Bank, N.A.	12/18/24	17,141	—
EUR	589,407	CZK	14,819,755	JPMorgan Chase Bank, N.A.	12/18/24	4,963	—
EUR	3,783,806	ISK	572,679,000	Citibank, N.A.	12/18/24	—	(39,008)
EUR	19,052,091	PLN	82,319,190	BNP Paribas	12/18/24	226,886	—
EUR	3,099,514	PLN	13,315,825	BNP Paribas	12/18/24	55,965	—
EUR	3,577,824	PLN	15,612,717	Citibank, N.A.	12/18/24	4,225	—
EUR	16,229,479	PLN	70,070,776	HSBC Bank USA, N.A.	12/18/24	206,403	—
EUR	16,085,498	PLN	69,413,751	UBS AG	12/18/24	213,400	—
EUR	3,117,757	PLN	13,397,289	UBS AG	12/18/24	55,524	—
EUR	303	PLN	1,306	UBS AG	12/18/24	4	—
ILS	68,615,261	USD	18,426,437	Bank of America, N.A.	12/18/24	—	(32,656)
ILS	384,472,702	USD	103,430,728	Barclays Bank PLC	12/18/24	—	(364,636)
ILS	238,362,037	USD	64,300,523	Barclays Bank PLC	12/18/24	—	(402,505)
ISK	1,249,118,405	EUR	8,006,656	Bank of America, N.A.	12/18/24	353,739	—
ISK	1,171,600,622	EUR	7,544,598	Citibank, N.A.	12/18/24	293,842	—
ISK	875,970,000	EUR	5,853,458	Citibank, N.A.	12/18/24	—	(11,983)
JPY	2,689,280,000	USD	19,013,991	Goldman Sachs International	12/18/24	—	(1,212,765)
JPY	4,575,585,360	USD	32,350,719	Goldman Sachs International	12/18/24	—	(2,063,419)
JPY	447,000,000	USD	3,107,744	Standard Chartered Bank	12/18/24	—	(148,904)
KES	466,347,541	USD	3,535,643	Standard Chartered Bank	12/18/24	52,994	—
MXN	185,000,000	USD	9,167,200	Goldman Sachs International	12/18/24	8,986	—
MXN	10,300,000	USD	514,798	Standard Chartered Bank	12/18/24	—	(3,908)
MXN	104,400,000	USD	5,217,955	Standard Chartered Bank	12/18/24	—	(39,610)
MYR	12,933,000	USD	2,970,440	Barclays Bank PLC	12/18/24	—	(12,749)
MYR	35,990,000	USD	8,347,830	Barclays Bank PLC	12/18/24	—	(117,155)
MYR	16,174,000	USD	3,730,682	Credit Agricole Corporate and Investment Bank	12/18/24	—	(31,795)
MYR	37,996,000	USD	8,764,128	Credit Agricole Corporate and Investment Bank	12/18/24	—	(74,694)
MYR	13,000,000	USD	2,983,362	Goldman Sachs International	12/18/24	—	(10,348)
MYR	13,196,000	USD	3,060,297	Goldman Sachs International	12/18/24	—	(42,459)
MYR	29,812,000	USD	6,869,124	Goldman Sachs International	12/18/24	—	(51,317)
NOK	202,205,000	EUR	17,105,792	UBS AG	12/18/24	—	(255,561)
NZD	9,751,000	USD	5,868,830	Australia and New Zealand Banking Group Limited	12/18/24	—	(38,333)

See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
NZD	19,503,000	USD	11,735,647	Australia and New Zealand Banking Group Limited	12/18/24	$ —	$ (74,056)
NZD	19,500,000	USD	11,736,611	Australia and New Zealand Banking Group Limited	12/18/24	—	(76,813)
NZD	19,503,000	USD	11,739,597	Australia and New Zealand Banking Group Limited	12/18/24	—	(78,005)
NZD	26,305,240	USD	15,828,757	Australia and New Zealand Banking Group Limited	12/18/24	—	(99,845)
NZD	70,000,000	USD	43,302,651	Bank of America, N.A.	12/18/24	—	(1,446,966)
NZD	21,964,116	USD	13,585,597	Goldman Sachs International	12/18/24	—	(452,409)
SGD	43,426,000	USD	33,576,034	Bank of America, N.A.	12/18/24	—	(624,915)
SGD	10,000,000	USD	7,722,318	Citibank, N.A.	12/18/24	—	(134,440)
SGD	28,000,000	USD	21,650,128	Citibank, N.A.	12/18/24	—	(404,070)
SGD	34,250,600	USD	26,492,815	Citibank, N.A.	12/18/24	—	(503,878)
SGD	9,000,000	USD	6,948,396	Goldman Sachs International	12/18/24	—	(119,306)
SGD	54,574,000	USD	42,205,018	HSBC Bank USA, N.A.	12/18/24	—	(794,932)
SGD	10,900,000	USD	8,241,112	Standard Chartered Bank	12/18/24	29,675	—
SGD	19,540,000	USD	15,090,819	Standard Chartered Bank	12/18/24	—	(264,106)
TRY	222,407,816	USD	5,330,964	Standard Chartered Bank	12/18/24	875,583	—
USD	24,872,213	CAD	33,576,000	Bank of America, N.A.	12/18/24	719,518	—
USD	26,970,727	CAD	36,400,000	Standard Chartered Bank	12/18/24	786,604	—
USD	26,954,937	CAD	36,394,000	Standard Chartered Bank	12/18/24	775,131	—
USD	13,829,536	CAD	18,989,342	Standard Chartered Bank	12/18/24	169,667	—
USD	13,451,136	CAD	18,465,658	Standard Chartered Bank	12/18/24	167,976	—
USD	37,437,932	CNH	264,127,605	Bank of America, N.A.	12/18/24	241,008	—
USD	9,412,820	CNH	66,408,196	Bank of America, N.A.	12/18/24	60,595	—
USD	20,095,776	CNH	141,000,000	BNP Paribas	12/18/24	238,834	—
USD	15,176,035	CNH	107,000,000	BNP Paribas	12/18/24	107,292	—
USD	4,988,313	CNH	35,000,000	BNP Paribas	12/18/24	59,285	—
USD	3,829,467	CNH	27,000,000	BNP Paribas	12/18/24	27,074	—
USD	10,069,927	CNH	70,900,000	Goldman Sachs International	12/18/24	85,125	—
USD	2,528,134	CNH	17,800,000	Goldman Sachs International	12/18/24	21,371	—
USD	10,505,693	CNH	74,000,000	Standard Chartered Bank	12/18/24	84,320	—
USD	2,555,439	CNH	18,000,000	Standard Chartered Bank	12/18/24	20,510	—
USD	22,429,329	CNH	158,000,000	UBS AG	12/18/24	178,289	—
USD	14,790,924	CNH	104,000,000	UBS AG	12/18/24	144,669	—
USD	9,546,458	CNH	67,000,000	UBS AG	12/18/24	110,890	—
USD	13,200,093	CNH	93,000,000	UBS AG	12/18/24	102,961	—
USD	5,678,311	CNH	40,000,000	UBS AG	12/18/24	45,136	—
USD	3,697,731	CNH	26,000,000	UBS AG	12/18/24	36,167	—
USD	2,279,751	CNH	16,000,000	UBS AG	12/18/24	26,481	—
USD	3,264,539	CNH	23,000,000	UBS AG	12/18/24	25,464	—
USD	9,158,466	ILS	33,817,378	BNP Paribas	12/18/24	92,998	—
USD	27,031,842	ILS	99,682,622	Citibank, N.A.	12/18/24	309,794	—
USD	151,050,409	ILS	557,950,000	JPMorgan Chase Bank, N.A.	12/18/24	1,480,034	—
USD	5,301,798	JPY	749,869,908	Goldman Sachs International	12/18/24	338,163	—

See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	3,172,432	KES	466,347,541	Standard Chartered Bank	12/18/24	$ —	$ (416,205)
USD	14,699,316	MXN	289,400,000	JPMorgan Chase Bank, N.A.	12/18/24	344,786	—
USD	1,711,562	MXN	34,245,207	Standard Chartered Bank	12/18/24	12,965	—
USD	172,979	MXN	3,461,000	Standard Chartered Bank	12/18/24	1,310	—
USD	8,471,845	MYR	35,281,000	Barclays Bank PLC	12/18/24	403,314	—
USD	2,404,068	MYR	10,400,000	Barclays Bank PLC	12/18/24	25,657	—
USD	25,271,025	MYR	109,560,000	Credit Agricole Corporate and Investment Bank	12/18/24	215,376	—
USD	6,006,723	MYR	25,018,000	Goldman Sachs International	12/18/24	285,271	—
USD	25,313,595	NZD	41,835,086	Australia and New Zealand Banking Group Limited	12/18/24	298,792	—
USD	68,974,937	NZD	111,500,000	Bank of America, N.A.	12/18/24	2,304,811	—
USD	10,207,053	NZD	16,500,000	Bank of America, N.A.	12/18/24	341,071	—
USD	309,305	NZD	500,000	Bank of America, N.A.	12/18/24	10,335	—
USD	24,153,089	NZD	39,048,800	Goldman Sachs International	12/18/24	804,314	—
USD	3,692,660	NZD	5,970,000	Goldman Sachs International	12/18/24	122,968	—
USD	2,282,321	NZD	3,680,000	Goldman Sachs International	12/18/24	81,908	—
USD	125,753	NZD	203,308	Goldman Sachs International	12/18/24	4,188	—
USD	32,680,716	NZD	53,731,426	Standard Chartered Bank	12/18/24	552,636	—
USD	5,072,367	NZD	8,480,000	Standard Chartered Bank	12/18/24	1,850	—
USD	11,131,077	THB	372,408,000	Standard Chartered Bank	12/18/24	62,330	—
USD	9,659,100	THB	323,000,000	Standard Chartered Bank	12/18/24	58,863	—
USD	5,702,719	TRY	222,407,816	Standard Chartered Bank	12/18/24	—	(503,828)
USD	3,192,013	ZAR	57,277,497	BNP Paribas	12/18/24	—	(44,657)
USD	82,637,772	ZAR	1,482,852,668	BNP Paribas	12/18/24	—	(1,156,124)
USD	5,634,653	ZAR	100,760,000	Standard Chartered Bank	12/18/24	—	(59,151)
USD	1,321,593	ZAR	23,696,699	State Street Bank and Trust Company	12/18/24	—	(17,473)
USD	34,214,631	ZAR	613,482,013	State Street Bank and Trust Company	12/18/24	—	(452,366)
USD	1,057,281	ZAR	18,920,041	UBS AG	12/18/24	—	(11,864)
USD	3,412,956	ZAR	60,673,823	UBS AG	12/18/24	—	(15,636)
USD	27,371,863	ZAR	489,819,480	UBS AG	12/18/24	—	(307,140)
USD	88,357,750	ZAR	1,570,779,893	UBS AG	12/18/24	—	(404,789)
VND	59,873,000,000	USD	2,437,826	Citibank, N.A.	12/18/24	—	(68,058)
ZAR	167,984,209	USD	9,758,921	Bank of America, N.A.	12/18/24	—	(266,372)
ZAR	533,827,367	USD	30,949,205	Barclays Bank PLC	12/18/24	—	(783,380)
ZAR	342,824,914	USD	19,912,957	BNP Paribas	12/18/24	—	(540,409)
ZAR	489,749,877	USD	28,443,733	HSBC Bank USA, N.A.	12/18/24	—	(768,663)
ZAR	168,875,552	USD	9,822,344	JPMorgan Chase Bank, N.A.	12/18/24	—	(279,426)
ZAR	341,718,081	USD	19,841,375	JPMorgan Chase Bank, N.A.	12/18/24	—	(531,372)
TRY	583,405,721	USD	14,846,937	Standard Chartered Bank	12/20/24	1,402,779	—
TRY	583,362,362	USD	14,851,503	Standard Chartered Bank	12/20/24	1,397,005	—
USD	3,505,578	TRY	136,951,212	Standard Chartered Bank	12/20/24	—	(308,952)
USD	9,369,274	TRY	359,876,698	Standard Chartered Bank	12/20/24	—	(654,443)
USD	17,205,305	TRY	669,940,173	Standard Chartered Bank	12/20/24	—	(1,454,672)
UZS	22,402,850,858	USD	1,704,806	ICBC Standard Bank plc	12/20/24	32,761	—

See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
EGP	665,000,000	USD	13,218,048	Citibank, N.A.	12/24/24	$ 46,099	$ —
EGP	429,234,287	USD	8,215,010	Goldman Sachs International	12/26/24	338,256	—
EGP	429,907,000	USD	8,476,920	Citibank, N.A.	12/30/24	73,220	—
EGP	992,980,000	USD	18,968,099	Goldman Sachs International	12/31/24	771,109	—
USD	14,977,522	EGP	808,786,183	Goldman Sachs International	12/31/24	—	(1,100,143)
EGP	340,478,000	USD	6,630,536	HSBC Bank USA, N.A.	1/2/25	131,223	—
USD	624,558	EGP	32,508,248	Citibank, N.A.	1/2/25	—	(21,043)
TRY	584,426,780	USD	13,824,517	Standard Chartered Bank	1/6/25	2,195,251	—
TRY	276,896,900	USD	6,550,337	Standard Chartered Bank	1/6/25	1,039,706	—
TRY	207,660,500	USD	4,912,716	Standard Chartered Bank	1/6/25	779,482	—
TRY	197,106,600	USD	4,659,096	Standard Chartered Bank	1/6/25	743,809	—
USD	32,191,219	TRY	1,266,090,780	Standard Chartered Bank	1/6/25	—	(2,513,694)
UZS	50,108,154,000	USD	3,579,154	JPMorgan Chase Bank, N.A.	1/6/25	290,326	—
EGP	172,186,615	USD	3,286,004	Standard Chartered Bank	1/15/25	110,274	—
TRY	274,200,000	USD	6,384,219	Standard Chartered Bank	1/15/25	1,054,801	—
USD	6,841,263	TRY	274,200,000	Standard Chartered Bank	1/15/25	—	(597,758)
UYU	171,492,000	USD	4,070,544	Bank of America, N.A.	1/15/25	34,371	—
ISK	1,242,714,597	EUR	8,012,344	Citibank, N.A.	1/17/25	258,386	—
ISK	1,178,005,695	EUR	7,595,137	Citibank, N.A.	1/17/25	244,932	—
UZS	54,430,517,000	USD	3,868,551	ICBC Standard Bank plc	1/23/25	308,301	—
UZS	45,422,117,948	USD	3,250,241	ICBC Standard Bank plc	1/23/25	235,331	—
EGP	156,320,000	USD	3,013,688	Standard Chartered Bank	1/27/25	49,641	—
EGP	400,930,000	USD	7,766,951	Citibank, N.A.	1/29/25	81,405	—
TRY	275,637,775	USD	6,349,345	Standard Chartered Bank	1/29/25	1,011,234	—
TRY	204,065,622	USD	4,650,682	Standard Chartered Bank	1/29/25	798,648	—
TRY	205,726,000	USD	4,736,885	Standard Chartered Bank	1/29/25	756,783	—
TRY	858,702	USD	21,205	Standard Chartered Bank	1/29/25	1,725	—
USD	17,069,584	TRY	686,288,100	Standard Chartered Bank	1/29/25	—	(1,256,924)
UZS	11,980,321,831	USD	865,630	JPMorgan Chase Bank, N.A.	1/29/25	51,673	—
EGP	1,000,000,000	USD	19,417,476	Citibank, N.A.	1/30/25	147,342	—
EGP	170,845,059	USD	3,266,636	Citibank, N.A.	2/3/25	68,720	—
USD	7,231,565	LKR	2,236,000,000	JPMorgan Chase Bank, N.A.	2/7/25	—	(338,695)
TRY	596,476,010	USD	13,924,155	Standard Chartered Bank	2/10/25	1,804,120	—
TRY	348,446,365	USD	8,051,043	Standard Chartered Bank	2/10/25	1,137,022	—
USD	23,290,974	TRY	944,922,376	Standard Chartered Bank	2/10/25	—	(1,625,366)
UZS	54,159,721,000	USD	3,868,552	ICBC Standard Bank plc	2/10/25	259,941	—
EGP	523,539,906	USD	8,696,676	Citibank, N.A.	2/13/25	1,476,061	—
USD	2,255,663	LKR	697,000,000	Deutsche Bank AG	2/13/25	—	(102,409)
USD	1,138,238	LKR	352,000,000	JPMorgan Chase Bank, N.A.	2/13/25	—	(52,640)
USD	3,550,525	LKR	1,098,000,000	JPMorgan Chase Bank, N.A.	2/13/25	—	(164,200)
UZS	49,482,178,280	USD	3,521,863	JPMorgan Chase Bank, N.A.	2/13/25	246,268	—
USD	8,411,421	LKR	2,592,400,000	JPMorgan Chase Bank, N.A.	2/14/25	—	(358,062)
EUR	16,722,850	ISK	2,529,999,999	Bank of America, N.A.	2/18/25	15,151	—
ISK	4,236,417,510	EUR	28,001,967	Bank of America, N.A.	2/18/25	—	(25,370)

See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
UZS	63,552,436,124	USD	4,520,088	JPMorgan Chase Bank, N.A.	2/18/25	$ 311,397	$ —
EGP	175,382,970	USD	2,898,892	Citibank, N.A.	2/20/25	497,882	—
EGP	107,664,850	USD	1,739,335	Citibank, N.A.	2/20/25	345,891	—
EGP	90,590,377	USD	1,449,446	Citibank, N.A.	2/20/25	305,086	—
NGN	5,359,349,909	USD	2,912,690	Standard Chartered Bank	2/24/25	164,176	—
NGN	2,716,083,583	USD	1,456,345	Standard Chartered Bank	2/24/25	102,990	—
TRY	347,180,409	USD	8,247,611	Standard Chartered Bank	2/24/25	782,671	—
USD	8,386,946	TRY	347,180,409	Standard Chartered Bank	2/24/25	—	(643,336)
NGN	4,159,580,543	USD	2,514,861	JPMorgan Chase Bank, N.A.	2/25/25	—	(127,953)
EGP	43,308,143	USD	801,261	Goldman Sachs International	2/26/25	35,199	—
EGP	94,648,825	USD	1,449,446	Citibank, N.A.	2/27/25	377,771	—
EGP	81,498,172	USD	1,468,436	HSBC Bank USA, N.A.	2/27/25	104,905	—
UZS	64,418,704,293	USD	4,576,817	ICBC Standard Bank plc	2/28/25	304,156	—
USD	2,892,593	ARS	3,436,400,000	Bank of America, N.A.	3/3/25	—	(186,688)
UZS	22,806,122,207	USD	1,632,507	ICBC Standard Bank plc	3/5/25	92,619	—
UZS	21,100,777,180	USD	1,495,979	JPMorgan Chase Bank, N.A.	3/17/25	93,784	—
VND	59,944,000,000	USD	2,429,834	Citibank, N.A.	3/19/25	—	(56,319)
UZS	19,658,896,895	USD	1,393,260	JPMorgan Chase Bank, N.A.	3/20/25	86,394	—
KES	475,864,837	USD	3,514,799	Standard Chartered Bank	3/21/25	69,555	—
USD	3,172,432	KES	475,864,837	Standard Chartered Bank	3/21/25	—	(411,922)
EGP	2,859,077,953	USD	52,346,808	Goldman Sachs International	3/25/25	2,194,353	—
USD	11,447,429	EGP	615,299,329	Citibank, N.A.	3/25/25	—	(290,320)
USD	14,678,980	EGP	802,206,229	Citibank, N.A.	3/25/25	—	(624,297)
USD	26,224,712	EGP	1,441,572,395	Citibank, N.A.	3/25/25	—	(1,275,424)
EGP	357,517,247	USD	6,572,008	Goldman Sachs International	3/26/25	245,058	—
EGP	1,034,713,000	USD	18,968,158	Bank of America, N.A.	3/27/25	752,556	—
UYU	210,967,000	USD	4,909,063	Citibank, N.A.	3/31/25	88,444	—
EGP	53,780,069	USD	1,004,867	Standard Chartered Bank	4/3/25	16,877	—
USD	3,572,406	ARS	4,376,197,000	Goldman Sachs International	4/3/25	—	(250,769)
USD	5,785,119	ARS	7,075,200,000	Goldman Sachs International	4/3/25	—	(395,984)
USD	5,785,200	ARS	7,075,300,000	Goldman Sachs International	4/3/25	—	(395,990)
KES	693,580,000	USD	5,099,894	Standard Chartered Bank	4/4/25	106,603	—
USD	4,758,696	KES	693,580,000	Standard Chartered Bank	4/4/25	—	(447,800)
UZS	19,573,694,237	USD	1,378,429	JPMorgan Chase Bank, N.A.	4/4/25	87,511	—
UZS	9,422,051,685	USD	665,869	JPMorgan Chase Bank, N.A.	4/4/25	39,780	—
EGP	507,174,446	USD	9,444,589	Goldman Sachs International	4/8/25	169,181	—
EGP	94,320,192	USD	1,773,936	HSBC Bank USA, N.A.	4/8/25	13,955	—
TRY	261,370,000	USD	5,694,381	Standard Chartered Bank	4/8/25	831,568	—
TRY	234,960,000	USD	5,124,578	Standard Chartered Bank	4/8/25	741,961	—
USD	11,615,400	TRY	496,330,000	Standard Chartered Bank	4/8/25	—	(777,088)
KES	405,122,112	USD	2,976,455	Standard Chartered Bank	4/9/25	60,988	—
USD	2,774,809	KES	405,122,112	Standard Chartered Bank	4/9/25	—	(262,635)
ETB	41,752,000	USD	321,293	ICBC Standard Bank plc	4/11/25	—	(6,695)
KZT	1,808,025,384	USD	3,616,051	Bank of America, N.A.	4/11/25	—	(35,117)

See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
UYU	70,124,354	USD	1,653,486	Citibank, N.A.	4/15/25	$ 3,864	$ —
UZS	17,433,106,209	USD	1,217,396	Standard Chartered Bank	4/15/25	83,501	—
KES	404,705,891	USD	2,982,357	Standard Chartered Bank	4/16/25	46,825	—
USD	2,774,809	KES	404,705,891	Standard Chartered Bank	4/16/25	—	(254,374)
UZS	100,794,050,000	USD	7,075,749	ICBC Standard Bank plc	4/17/25	440,778	—
UZS	47,844,185,047	USD	3,515,370	ICBC Standard Bank plc	4/25/25	43,156	—
KES	349,624,063	USD	2,561,348	Standard Chartered Bank	5/5/25	44,814	—
USD	1,131,469	KES	174,812,031	Standard Chartered Bank	5/5/25	—	(171,612)
USD	1,131,469	KES	174,812,032	Standard Chartered Bank	5/5/25	—	(171,612)
UZS	16,952,224,000	USD	1,181,957	JPMorgan Chase Bank, N.A.	6/9/25	62,598	—
USD	7,657,092	BHD	2,927,000	Standard Chartered Bank	6/13/25	—	(84,831)
USD	35,111,769	BHD	13,422,878	Standard Chartered Bank	6/18/25	—	(389,718)
USD	11,380,379	SAR	42,945,000	Standard Chartered Bank	6/18/25	—	(34,617)
UZS	28,327,715,000	USD	1,978,883	Standard Chartered Bank	6/23/25	92,176	—
UZS	54,515,157,000	USD	3,829,656	ICBC Standard Bank plc	6/26/25	152,443	—
UZS	43,221,434,000	USD	3,028,832	ICBC Standard Bank plc	6/27/25	127,374	—
UZS	43,433,385,275	USD	3,028,827	ICBC Standard Bank plc	6/30/25	140,041	—
UZS	109,007,336,242	USD	7,659,313	ICBC Standard Bank plc	7/1/25	291,430	—
EGP	233,095,228	USD	4,257,447	HSBC Bank USA, N.A.	7/8/25	—	(15,284)
EGP	54,031,586	USD	994,141	Standard Chartered Bank	7/10/25	—	(11,670)
USD	9,625,617	EGP	555,398,109	Standard Chartered Bank	7/10/25	—	(473,337)
UZS	32,684,590,000	USD	2,281,647	Deutsche Bank AG	7/10/25	95,962	—
EGP	421,271,261	USD	7,673,429	Citibank, N.A.	7/24/25	—	(60,194)
EGP	267,430,000	USD	4,854,420	Citibank, N.A.	7/29/25	—	(31,947)
UZS	71,500,000,000	USD	5,000,000	Deutsche Bank AG	8/21/25	139,522	—
USD	5,793,419	ARS	8,099,200,000	Goldman Sachs International	8/26/25	—	(565,671)
USD	5,752,275	ARS	8,099,203,000	Goldman Sachs International	8/26/25	—	(606,817)
UZS	24,959,128,000	USD	1,757,685	ICBC Standard Bank plc	8/29/25	32,090	—
UZS	24,959,125,000	USD	1,757,685	JPMorgan Chase Bank, N.A.	8/29/25	32,090	—
UZS	25,003,069,000	USD	1,757,685	JPMorgan Chase Bank, N.A.	9/4/25	32,007	—
UZS	67,068,991,000	USD	4,706,596	Citibank, N.A.	9/8/25	88,362	—
EGP	148,476,802	USD	2,659,445	Goldman Sachs International	9/11/25	—	(30,990)
USD	3,197,575	NGN	6,251,259,000	Goldman Sachs International	10/7/25	—	(46,524)
NGN	834,600,000	USD	439,263	JPMorgan Chase Bank, N.A.	10/9/25	—	(6,510)
USD	3,103,445	NGN	6,023,942,000	JPMorgan Chase Bank, N.A.	10/10/25	—	(18,751)
EGP	518,040,000	USD	9,072,504	JPMorgan Chase Bank, N.A.	10/15/25	—	(28,984)
USD	4,629,573	NGN	9,073,962,235	JPMorgan Chase Bank, N.A.	10/15/25	—	(63,592)
EGP	520,815,000	USD	9,125,898	Standard Chartered Bank	10/23/25	—	(63,518)
UZS	192,939,772,793	USD	12,585,765	Deutsche Bank AG	1/20/26	611,611	—
UZS	41,580,552,833	USD	2,711,657	Deutsche Bank AG	1/20/26	132,516	—
UZS	53,922,250,000	USD	3,359,642	Standard Chartered Bank	3/25/26	243,716	—
UZS	30,180,370,000	USD	1,874,557	Deutsche Bank AG	10/5/26	10,551	—
UZS	133,280,602,632	USD	8,278,298	Deutsche Bank AG	10/7/26	40,994	—

See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
UZS	64,538,403,000	USD	3,598,461	Deutsche Bank AG	10/25/27	$ —	$ (59,137)
						$67,266,944	$(58,954,478)
Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Commodity Futures
Brent Crude Oil	433	Long	11/29/24	$ 31,526,730	$ (511,739)
Equity Futures
FTSE KLCI Index	985	Long	11/29/24	17,963,498	(272,692)
Nikkei 225 Index	156	Long	12/12/24	39,407,512	2,086,372
SET50 Index	2,273	Long	12/27/24	12,625,607	375,079
Euro Stoxx 50 Index	(694)	Short	12/20/24	(36,499,584)	146,944
S&P/TSX 60 Index	(301)	Short	12/19/24	(62,575,832)	(1,092,490)
STOXX Europe 600 Index	(760)	Short	12/20/24	(20,927,655)	700,505
Interest Rate Futures
Euro-Buxl	15	Long	12/6/24	2,159,619	(8,822)
U.S. 5-Year Treasury Note	1,421	Long	12/31/24	152,380,047	(3,745,697)
U.S. 10-Year Treasury Note	3,540	Long	12/19/24	391,059,375	(11,872,337)
U.S. Ultra-Long Treasury Bond	84	Long	12/19/24	10,552,500	18
Euro-Bobl	(13)	Short	12/6/24	(1,670,729)	7,767
Euro-Bund	(1,512)	Short	12/6/24	(216,768,534)	3,234,595
Euro-Schatz	(163)	Short	12/6/24	(18,889,886)	9,624
Japan 10-Year Bond	(4)	Short	12/13/24	(3,795,972)	1,281
U.S. 2-Year Treasury Note	(7)	Short	12/31/24	(1,441,617)	10,752
U.S. Long Treasury Bond	(251)	Short	12/19/24	(29,610,156)	1,638,903
U.S. Ultra 10-Year Treasury Note	(166)	Short	12/19/24	(18,882,500)	541,336
					$(8,750,601)
Inflation Swaps (Centrally Cleared)
Notional Amount (000's omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)
EUR	11,000	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.20% (pays upon termination)	10/15/36	$ 999,904
EUR	10,900	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.20% (pays upon termination)	10/15/36	992,335

See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Inflation Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)
EUR	10,900	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.20% (pays upon termination)	10/15/36	$ 992,335
EUR	11,410	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.08% (pays upon termination)	1/15/37	1,134,268
EUR	10,900	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.29% (pays upon termination)	10/15/46	(989,425)
EUR	10,900	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.29% (pays upon termination)	10/15/46	(994,043)
EUR	11,000	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.29% (pays upon termination)	10/15/46	(998,503)
EUR	11,410	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.18% (pays upon termination)	1/15/47	(1,275,268)
EUR	4,350	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.10% (pays upon termination)	3/12/50	(1,941,477)
EUR	7,900	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.64% (pays upon termination)	3/13/53	910,262
USD	115,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.06% (pays upon termination)	8/7/29	2,064,696
USD	105,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.12% (pays upon termination)	8/7/29	1,591,991
USD	51,550	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.75% (pays upon termination)	10/29/36	(1,518,565)
USD	18,160	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.67% (pays upon termination)	1/7/37	(557,379)
USD	34,300	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.62% (pays upon termination)	10/29/46	810,759
USD	17,300	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.62% (pays upon termination)	10/29/46	401,858
USD	18,140	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.54% (pays upon termination)	1/7/47	580,191
USD	5,824	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.42% (pays upon termination)	6/8/48	436,788
USD	10,710	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.40% (pays upon termination)	3/13/53	182,257
							$2,822,984

See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
COP	841,935,000	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	8.82% (pays quarterly)	4/11/25	$ 36,758	$ —	$ 36,758
COP	278,510,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.81% (pays upon termination)	4/15/25	(6,126)	—	(6,126)
COP	275,309,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.78% (pays upon termination)	4/17/25	(10,228)	—	(10,228)
COP	264,227,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.76% (pays upon termination)	4/18/25	(11,088)	—	(11,088)
COP	136,176,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.72% (pays upon termination)	4/24/25	(2,940)	—	(2,940)
COP	137,725,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.73% (pays upon termination)	4/25/25	1,261	—	1,261
COP	417,813,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.70% (pays upon termination)	4/29/25	8,366	—	8,366
COP	138,652,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.70% (pays upon termination)	4/30/25	4,386	—	4,386
COP	28,161,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.60% (pays upon termination)	5/1/25	(1,769)	—	(1,769)
COP	198,407,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.61% (pays upon termination)	5/1/25	(9,227)	—	(9,227)
COP	187,596,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.45% (pays upon termination)	7/16/25	(36,941)	—	(36,941)
COP	375,190,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.46% (pays upon termination)	7/17/25	(65,953)	—	(65,953)
COP	261,293,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.45% (pays upon termination)	7/21/25	(36,473)	—	(36,473)
COP	184,492,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.55% (pays upon termination)	7/25/25	15,055	—	15,055
COP	281,713,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.20% (pays upon termination)	10/16/25	(145,808)	—	(145,808)
COP	142,778,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.21% (pays upon termination)	10/17/25	(70,488)	—	(70,488)
COP	364,947,000	Pays	Colombia Overnight Interbank Reference Rate (pays upon termination)	8.21% (pays upon termination)	10/17/25	(180,171)	—	(180,171)
COP	140,579,000	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	7.12% (pays quarterly)	9/18/26	(543,148)	—	(543,148)

See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
COP	172,166,000	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	7.27% (pays quarterly)	9/18/26	$ (560,191)	$ —	$ (560,191)
COP	36,081,000	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	7.28% (pays quarterly)	9/18/26	(115,124)	—	(115,124)
COP	38,532,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	7.56% (pays quarterly)	9/18/34	682,546	—	682,546
COP	9,755,750	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	7.63% (pays quarterly)	9/18/34	161,368	—	161,368
COP	47,054,700	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	7.64% (pays quarterly)	9/18/34	770,966	—	770,966
CZK	753,484	Pays	6-month CZK PRIBOR (pays semi-annually)	4.12% (pays annually)	12/20/33	1,566,578	—	1,566,578
CZK	642,816	Pays	6-month CZK PRIBOR (pays semi-annually)	4.15% (pays annually)	12/20/33	1,427,421	—	1,427,421
CZK	325,000	Pays	6-month CZK PRIBOR (pays semi-annually)	3.41% (pays annually)	3/20/34	(127,190)	—	(127,190)
CZK	650,000	Pays	6-month CZK PRIBOR (pays semi-annually)	3.43% (pays annually)	3/20/34	(222,182)	—	(222,182)
CZK	325,000	Pays	6-month CZK PRIBOR (pays semi-annually)	3.45% (pays annually)	3/20/34	(74,177)	—	(74,177)
CZK	325,000	Pays	6-month CZK PRIBOR (pays semi-annually)	3.47% (pays annually)	3/20/34	(60,411)	—	(60,411)
CZK	311,610	Pays	6-month CZK PRIBOR (pays semi-annually)	4.12% (pays annually)	6/19/34	372,008	—	372,008
CZK	109,980	Pays	6-month CZK PRIBOR (pays semi-annually)	4.27% (pays annually)	6/19/34	193,140	20	193,160
EUR	2,800	Receives	1-day Euro Short-Term Rate (pays annually)	2.60% (pays annually)	1/24/28	(12,023)	—	(12,023)
EUR	5,444	Pays	6-month EURIBOR (pays semi-annually)	3.03% (pays annually)	10/10/29	178,280	—	178,280
EUR	1,800	Pays	6-month EURIBOR (pays semi-annually)	3.17% (pays annually)	10/17/29	72,309	—	72,309
EUR	2,719	Pays	6-month EURIBOR (pays semi-annually)	3.01% (pays annually)	10/27/29	88,734	—	88,734
EUR	600	Pays	6-month EURIBOR (pays semi-annually)	3.26% (pays annually)	10/17/32	40,227	—	40,227
EUR	1,200	Pays	6-month EURIBOR (pays semi-annually)	3.31% (pays annually)	10/18/32	85,697	—	85,697
EUR	1,200	Pays	6-month EURIBOR (pays semi-annually)	3.20% (pays annually)	10/19/32	75,431	—	75,431
EUR	2,700	Receives	1-day Euro Short-Term Rate (pays annually)	0.83% (pays annually)	3/17/52	888,749	(1,497)	887,252
EUR	2,702	Receives	1-day Euro Short-Term Rate (pays annually)	0.86% (pays annually)	3/18/52	869,034	644	869,678

See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
EUR	3,019	Receives	1-day Euro Short-Term Rate (pays annually)	0.87% (pays annually)	3/18/52	$ 961,591	$ (106)	$ 961,485
EUR	970	Receives	1-day Euro Short-Term Rate (pays annually)	1.29% (pays annually)	4/20/52	212,925	33	212,958
GBP	15,312	Pays	1-day Sterling Overnight Index Average (pays annually)	4.56% (pays annually)	10/2/28	315,540	—	315,540
GBP	12,044	Pays	1-day Sterling Overnight Index Average (pays annually)	3.61% (pays annually)	12/20/28	(488,995)	—	(488,995)
GBP	12,044	Pays	1-day Sterling Overnight Index Average (pays annually)	3.64% (pays annually)	12/20/28	(467,587)	—	(467,587)
GBP	12,044	Pays	1-day Sterling Overnight Index Average (pays annually)	3.69% (pays annually)	12/20/28	(431,433)	—	(431,433)
GBP	12,269	Pays	1-day Sterling Overnight Index Average (pays annually)	3.72% (pays annually)	12/20/28	(421,287)	—	(421,287)
GBP	15,232	Pays	1-day Sterling Overnight Index Average (pays annually)	4.27% (pays annually)	12/20/28	(18,202)	—	(18,202)
GBP	15,218	Pays	1-day Sterling Overnight Index Average (pays annually)	4.28% (pays annually)	12/20/28	(9,140)	—	(9,140)
GBP	30,192	Pays	1-day Sterling Overnight Index Average (pays annually)	4.39% (pays annually)	12/20/28	175,433	—	175,433
GBP	15,096	Pays	1-day Sterling Overnight Index Average (pays annually)	4.59% (pays annually)	12/20/28	265,059	—	265,059
GBP	17,726	Pays	1-day Sterling Overnight Index Average (pays annually)	3.73% (pays annually)	3/20/29	(516,654)	—	(516,654)
GBP	17,726	Pays	1-day Sterling Overnight Index Average (pays annually)	3.76% (pays annually)	3/20/29	(490,543)	—	(490,543)
GBP	17,933	Pays	1-day Sterling Overnight Index Average (pays annually)	3.76% (pays annually)	3/20/29	(494,693)	—	(494,693)
GBP	17,726	Pays	1-day Sterling Overnight Index Average (pays annually)	3.77% (pays annually)	3/20/29	(478,010)	—	(478,010)
GBP	17,799	Pays	1-day Sterling Overnight Index Average (pays annually)	3.83% (pays annually)	3/20/29	(416,553)	—	(416,553)
GBP	8,919	Pays	1-day Sterling Overnight Index Average (pays annually)	4.03% (pays annually)	6/20/29	(60,768)	—	(60,768)
GBP	8,919	Pays	1-day Sterling Overnight Index Average (pays annually)	4.05% (pays annually)	6/20/29	(49,059)	—	(49,059)

See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
GBP	9,262	Pays	1-day Sterling Overnight Index Average (pays annually)	4.13% (pays annually)	6/20/29	$ (11,029)	$ —	$ (11,029)
GBP	9,031	Pays	1-day Sterling Overnight Index Average (pays annually)	4.14% (pays annually)	6/20/29	(1,940)	—	(1,940)
GBP	13,582	Pays	1-day Sterling Overnight Index Average (pays annually)	3.78% (pays annually)	12/18/29	(181,207)	—	(181,207)
GBP	13,608	Pays	1-day Sterling Overnight Index Average (pays annually)	3.81% (pays annually)	12/18/29	(162,570)	—	(162,570)
INR	8,244,630	Pays	1-day INR FBIL MIBOR (pays semi-annually)	5.94% (pays semi-annually)	12/18/29	(1,395,590)	—	(1,395,590)
INR	3,585,000	Pays	1-day INR FBIL MIBOR (pays semi-annually)	5.94% (pays semi-annually)	12/18/29	(603,295)	—	(603,295)
INR	3,595,000	Pays	1-day INR FBIL MIBOR (pays semi-annually)	5.95% (pays semi-annually)	12/18/29	(600,181)	—	(600,181)
INR	2,791,710	Pays	1-day INR FBIL MIBOR (pays semi-annually)	5.95% (pays semi-annually)	12/18/29	(461,793)	—	(461,793)
KRW	44,867,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.02% (pays quarterly)	9/18/34	41,086	—	41,086
KRW	43,204,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.03% (pays quarterly)	9/18/34	67,558	—	67,558
KRW	2,281,756	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.05% (pays quarterly)	9/18/34	6,229	—	6,229
MXN	4,289,570	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	10.39% (pays monthly)	8/5/25	152,383	—	152,383
MXN	2,796,370	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	10.39% (pays monthly)	8/5/25	102,151	—	102,151
MXN	4,182,360	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	9.98% (pays monthly)	9/11/25	(538,879)	—	(538,879)
MXN	1,756,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	9.56% (pays monthly)	10/16/26	(475,166)	—	(475,166)
MXN	903,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	9.57% (pays monthly)	10/16/26	(231,890)	—	(231,890)
MXN	1,798,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	9.54% (pays monthly)	10/19/26	(501,753)	—	(501,753)
MXN	1,598,400	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	9.57% (pays monthly)	10/19/26	(401,990)	—	(401,990)
NZD	61,510	Pays	3-month NZD Bank Bill (pays quarterly)	3.51% (pays semi-annually)	9/18/29	(506,153)	—	(506,153)
NZD	42,000	Pays	3-month NZD Bank Bill (pays quarterly)	3.54% (pays semi-annually)	9/18/29	(311,157)	—	(311,157)

See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
NZD	57,000	Pays	3-month NZD Bank Bill (pays quarterly)	3.54% (pays semi-annually)	9/18/29	$ (417,609)	$ —	$ (417,609)
NZD	50,000	Pays	3-month NZD Bank Bill (pays quarterly)	3.55% (pays semi-annually)	9/18/29	(356,753)	—	(356,753)
NZD	65,490	Pays	3-month NZD Bank Bill (pays quarterly)	3.70% (pays semi-annually)	9/18/29	(196,342)	—	(196,342)
NZD	36,810	Pays	3-month NZD Bank Bill (pays quarterly)	3.81% (pays semi-annually)	9/18/29	3,377	—	3,377
NZD	55,300	Pays	3-month NZD Bank Bill (pays quarterly)	3.82% (pays semi-annually)	9/18/29	11,119	—	11,119
NZD	60,700	Pays	3-month NZD Bank Bill (pays quarterly)	3.85% (pays semi-annually)	9/18/29	65,316	—	65,316
NZD	22,004	Receives	3-month NZD Bank Bill (pays quarterly)	4.08% (pays semi-annually)	5/15/34	68,764	—	68,764
NZD	29,606	Receives	3-month NZD Bank Bill (pays quarterly)	4.10% (pays semi-annually)	5/15/34	61,458	—	61,458
NZD	25,977	Receives	3-month NZD Bank Bill (pays quarterly)	4.16% (pays semi-annually)	5/15/34	(17,506)	—	(17,506)
NZD	14,325	Receives	3-month NZD Bank Bill (pays quarterly)	4.16% (pays semi-annually)	5/15/34	(13,068)	—	(13,068)
TWD	339,300	Receives	3-month TWD TAIBOR (pays quarterly)	1.26% (pays quarterly)	3/20/29	303,321	—	303,321
TWD	451,200	Receives	3-month TWD TAIBOR (pays quarterly)	1.27% (pays quarterly)	3/20/29	393,993	—	393,993
TWD	458,400	Receives	3-month TWD TAIBOR (pays quarterly)	1.32% (pays quarterly)	3/20/29	368,572	—	368,572
TWD	1,079,800	Receives	3-month TWD TAIBOR (pays quarterly)	1.33% (pays quarterly)	3/20/29	849,530	—	849,530
TWD	372,000	Receives	3-month TWD TAIBOR (pays quarterly)	1.35% (pays quarterly)	3/20/29	283,664	—	283,664
TWD	1,486,900	Receives	3-month TWD TAIBOR (pays quarterly)	1.36% (pays quarterly)	3/20/29	1,113,246	—	1,113,246
TWD	451,200	Receives	3-month TWD TAIBOR (pays quarterly)	1.37% (pays quarterly)	3/20/29	331,573	—	331,573
TWD	451,200	Receives	3-month TWD TAIBOR (pays quarterly)	1.38% (pays quarterly)	3/20/29	328,452	—	328,452
TWD	2,187,400	Receives	3-month TWD TAIBOR (pays quarterly)	1.64% (pays quarterly)	6/19/29	878,462	—	878,462
TWD	829,000	Receives	3-month TWD TAIBOR (pays quarterly)	1.95% (pays quarterly)	6/19/29	(50,965)	—	(50,965)
TWD	1,467,000	Receives	3-month TWD TAIBOR (pays quarterly)	1.90% (pays quarterly)	9/18/29	61,114	—	61,114
TWD	1,514,000	Receives	3-month TWD TAIBOR (pays quarterly)	1.90% (pays quarterly)	9/18/29	45,660	—	45,660
TWD	760,765	Receives	3-month TWD TAIBOR (pays quarterly)	1.62% (pays quarterly)	12/18/29	385,884	—	385,884
TWD	825,310	Receives	3-month TWD TAIBOR (pays quarterly)	1.62% (pays quarterly)	12/18/29	417,361	—	417,361
TWD	760,765	Receives	3-month TWD TAIBOR (pays quarterly)	1.63% (pays quarterly)	12/18/29	374,254	—	374,254

See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
USD	4,270	Receives	SOFR (pays annually)	1.60% (pays semi-annually)	3/10/27	$ 356,752	$ 2,168	$ 358,920
USD	5,458	Pays	SOFR (pays annually)	1.60% (pays semi-annually)	3/10/27	(456,007)	(2,614)	(458,621)
USD	115,000	Pays	SOFR (pays annually)	3.21% (pays annually)	8/7/29	(3,435,621)	—	(3,435,621)
USD	105,000	Pays	SOFR (pays annually)	3.24% (pays annually)	8/7/29	(3,009,758)	—	(3,009,758)
USD	26,000	Receives	SOFR (pays annually)	3.35% (pays annually)	9/18/29	559,084	—	559,084
USD	41,620	Receives	SOFR (pays annually)	3.35% (pays annually)	9/18/29	883,605	—	883,605
USD	28,000	Receives	SOFR (pays annually)	3.36% (pays annually)	9/18/29	590,627	—	590,627
USD	34,000	Receives	SOFR (pays annually)	3.36% (pays annually)	9/18/29	713,476	—	713,476
USD	38,370	Receives	SOFR (pays annually)	3.38% (pays annually)	9/18/29	774,984	—	774,984
USD	31,110	Receives	SOFR (pays annually)	3.40% (pays annually)	9/18/29	596,789	—	596,789
USD	21,980	Receives	SOFR (pays annually)	3.42% (pays annually)	9/18/29	403,650	—	403,650
USD	36,440	Receives	SOFR (pays annually)	3.42% (pays annually)	9/18/29	666,712	—	666,712
ZAR	252,605	Pays	3-month ZAR JIBAR (pays quarterly)	9.12% (pays quarterly)	9/18/34	208,178	—	208,178
ZAR	252,605	Pays	3-month ZAR JIBAR (pays quarterly)	9.12% (pays quarterly)	9/18/34	208,178	—	208,178
ZAR	252,605	Pays	3-month ZAR JIBAR (pays quarterly)	9.13% (pays quarterly)	9/18/34	213,056	—	213,056
ZAR	383,196	Pays	3-month ZAR JIBAR (pays quarterly)	9.14% (pays quarterly)	9/18/34	338,002	—	338,002
ZAR	472,286	Pays	3-month ZAR JIBAR (pays quarterly)	9.30% (pays quarterly)	9/18/34	708,454	—	708,454
ZAR	220,618	Pays	3-month ZAR JIBAR (pays quarterly)	9.46% (pays quarterly)	9/18/34	471,540	—	471,540
ZAR	301,626	Pays	3-month ZAR JIBAR (pays quarterly)	9.52% (pays quarterly)	9/18/34	708,758	—	708,758
ZAR	730,366	Pays	3-month ZAR JIBAR (pays quarterly)	9.55% (pays quarterly)	9/18/34	1,803,093	—	1,803,093
ZAR	183,130	Pays	3-month ZAR JIBAR (pays quarterly)	9.59% (pays quarterly)	9/18/34	483,367	—	483,367
ZAR	366,260	Pays	3-month ZAR JIBAR (pays quarterly)	9.60% (pays quarterly)	9/18/34	980,880	—	980,880
ZAR	161,549	Pays	3-month ZAR JIBAR (pays quarterly)	8.39% (pays quarterly)	12/18/34	(352,893)	—	(352,893)
ZAR	2,252,139	Pays	3-month ZAR JIBAR (pays quarterly)	8.40% (pays quarterly)	12/18/34	(4,889,045)	—	(4,889,045)

See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
ZAR	816,512	Pays	3-month ZAR JIBAR (pays quarterly)	8.44% (pays quarterly)	12/18/34	$(1,632,557)	$ —	$(1,632,557)
Total						$5,275	$(1,352)	$3,923
Interest Rate Swaps (OTC)
Counterparty	Notional Amount (000's omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)
BNP Paribas	MYR	86,300	Receives	3-month MYR KLIBOR (pays quarterly)	3.63% (pays quarterly)	3/20/29	$ (68,553)
JPMorgan Chase Bank, N.A.	MYR	146,000	Receives	3-month MYR KLIBOR (pays quarterly)	3.65% (pays quarterly)	3/20/29	(139,923)
Standard Chartered Bank	MYR	195,000	Receives	3-month MYR KLIBOR (pays quarterly)	3.64% (pays quarterly)	3/20/29	(181,239)
Total							$(389,715)
Credit Default Swaps - Buy Protection (Centrally Cleared)
Reference Entity	Notional Amount (000's omitted)	Contract Annual Fixed Rate*	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
Austria	$12,213	1.00% (pays quarterly)(1)	12/20/29	$ (509,725)	$ 487,738	$ (21,987)
Finland	12,801	0.25% (pays quarterly)(1)	12/20/29	(47,737)	21,504	(26,233)
Germany	60,444	0.25% (pays quarterly)(1)	12/20/29	(441,628)	416,675	(24,953)
Hungary	13,438	1.00% (pays quarterly)(1)	12/20/29	115,721	(177,958)	(62,237)
Malaysia	350,200	1.00% (pays quarterly)(1)	12/20/29	(9,930,407)	9,795,306	(135,101)
Poland	33,650	1.00% (pays quarterly)(1)	6/20/29	(562,660)	359,104	(203,556)
Poland	28,299	1.00% (pays quarterly)(1)	12/20/29	(453,742)	355,629	(98,113)
Qatar	20,242	1.00% (pays quarterly)(1)	12/20/29	(565,951)	542,703	(23,248)
Romania	13,120	1.00% (pays quarterly)(1)	12/20/29	250,839	(338,280)	(87,441)
Saudi Arabia	132,151	1.00% (pays quarterly)(1)	12/20/29	(2,452,981)	2,461,887	8,906
South Africa	538,075	1.00% (pays quarterly)(1)	12/20/29	21,095,814	(23,006,377)	(1,910,563)

See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Credit Default Swaps - Buy Protection (Centrally Cleared) (continued)
Reference Entity	Notional Amount (000's omitted)	Contract Annual Fixed Rate*	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
South Africa	$9,464	1.00% (pays quarterly)(1)	6/20/31	$ 692,355	$ (957,313)	$ (264,958)
Sweden	28,185	0.25% (pays quarterly)(1)	12/20/29	(219,333)	153,791	(65,542)
Turkey	148,550	1.00% (pays quarterly)(1)	12/20/29	10,530,548	(11,530,484)	(999,936)
United Kingdom	59,267	1.00% (pays quarterly)(1)	12/20/29	(2,264,103)	2,157,999	(106,104)
Total				$15,237,010	$(19,258,076)	$(4,021,066)
Credit Default Swaps - Sell Protection (OTC)
Reference Entity	Counterparty	Notional Amount** (000's omitted)	Contract Annual Fixed Rate*	Current Market Annual Fixed Rate***	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
Benin	Barclays Bank PLC	$ 1,100	1.00% (pays quarterly)(1)	2.08%	6/20/27	$ (27,792)	$ 79,943	$ 52,151
Benin	Barclays Bank PLC	1,100	1.00% (pays quarterly)(1)	2.08	6/20/27	(27,792)	78,168	50,376
Ivory Coast	Barclays Bank PLC	14,668	1.00% (pays quarterly)(1)	1.30	6/20/25	(10,487)	162,153	151,666
Ivory Coast	Barclays Bank PLC	18,000	1.00% (pays quarterly)(1)	1.30	6/20/25	(12,869)	170,608	157,739
Ivory Coast	Barclays Bank PLC	6,486	1.00% (pays quarterly)(1)	2.67	6/20/27	(255,891)	442,938	187,047
Ivory Coast	Deutsche Bank AG	15,100	1.00% (pays quarterly)(1)	2.67	6/20/27	(595,737)	1,032,867	437,130
Ivory Coast	Deutsche Bank AG	16,821	1.00% (pays quarterly)(1)	2.67	6/20/27	(663,637)	1,149,221	485,584
Panama	Bank of America, N.A.	7,792	1.00% (pays quarterly)(1)	1.74	12/20/29	(250,443)	285,395	34,952
Panama	Citibank, N.A.	23,379	1.00% (pays quarterly)(1)	1.74	12/20/29	(750,776)	671,086	(79,690)
Panama	Goldman Sachs International	23,380	1.00% (pays quarterly)(1)	1.74	12/20/29	(750,808)	706,622	(44,186)
Panama	Goldman Sachs International	23,400	1.00% (pays quarterly)(1)	1.74	12/20/29	(751,450)	767,394	15,944
Panama	Goldman Sachs International	38,960	1.00% (pays quarterly)(1)	1.74	12/20/29	(1,336,848)	1,382,296	45,448
Petroleos Mexicanos	Bank of America, N.A.	63,175	1.00% (pays quarterly)(1)	1.48	3/20/25	(41,348)	401,355	360,007
Petroleos Mexicanos	Citibank, N.A.	11,278	1.00% (pays quarterly)(1)	1.48	12/20/24	5,732	9,150	14,882
Petroleos Mexicanos	Deutsche Bank AG	86,577	4.00% (pays monthly)(1)	2.44	7/6/26	1,051,894	—	1,051,894
Vietnam	Bank of America, N.A.	5,000	1.00% (pays quarterly)(1)	1.00	12/20/29	6,077	(13,758)	(7,681)

See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Credit Default Swaps - Sell Protection (OTC) (continued)
Reference Entity	Counterparty	Notional Amount** (000's omitted)	Contract Annual Fixed Rate*	Current Market Annual Fixed Rate***	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
Vietnam	BNP Paribas	$ 7,000	1.00% (pays quarterly)(1)	1.00%	12/20/29	$ 8,508	$ (19,261)	$ (10,753)
Vietnam	Goldman Sachs International	17,000	1.00% (pays quarterly)(1)	1.00	12/20/29	20,663	(46,776)	(26,113)
Total		$380,216				$(4,383,004)	$7,259,401	$2,876,397
Credit Default Swaps - Buy Protection (OTC)
Reference Entity	Counterparty	Notional Amount (000's omitted)	Contract Annual Fixed Rate*	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
Czech Republic	JPMorgan Chase Bank, N.A.	$12,840	1.00% (pays quarterly)(1)	12/20/29	$ (430,277)	$ 421,733	$ (8,544)
Dubai	Barclays Bank PLC	6,348	1.00% (pays quarterly)(1)	12/20/24	(14,467)	(2,831)	(17,298)
Dubai	Barclays Bank PLC	9,572	1.00% (pays quarterly)(1)	12/20/24	(21,815)	(4,272)	(26,087)
Saudi Arabia	Barclays Bank PLC	25,486	1.00% (pays quarterly)(1)	6/20/31	(392,564)	(311,445)	(704,009)
Saudi Arabia	Barclays Bank PLC	57,200	1.00% (pays quarterly)(1)	12/20/34	(246,134)	234,439	(11,695)
Total					$(1,105,257)	$337,624	$(767,633)
*	The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) on the notional amount of the credit default swap contract.
**	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2024, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $380,216,000.
***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.
(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

Total Return Swaps (OTC)
Counterparty	Notional Amount (000's omitted)		Portfolio Receives	Portfolio Pays	Termination Date	Value/Unrealized Appreciation (Depreciation)
BNP Paribas	USD	217,500	Excess Return on Bloomberg Commodity 3 Month Forward Index (pays upon termination)	Excess Return on Bloomberg Commodity Index + 0.12% (pays upon termination)	2/26/25	$ 124,018
Citibank, N.A.	USD	61,519	Total Return on EGP 2,909,472,488 Egypt Treasury Bills, 0.00%, 12/17/24 (pays upon termination)	SOFR + 0.70% on Notional Amount (pays upon termination)	12/17/24	4,960,672
Citibank, N.A.	USD	32,375	Total Return on PEN 121,974,403 Government of Peru, 5.35%, 1/13/25 (pays upon termination)	SOFR + 1.10% on Notional Amount (pays upon termination)	1/13/25	(1,024,194)
Citibank, N.A.	USD	84,538	Excess Return on Bloomberg Commodity 3 Month Forward Index (pays upon termination)	Excess Return on Bloomberg Commodity Index + 0.12% (pays upon termination)	2/18/25	53,596
Citibank, N.A.	USD	26,000	Excess Return on Citi Commodities F6 vs F0 Carry Index (pays upon termination)	Excess Return on Citi Commodities Index + 0.20% (pays upon termination)	2/14/25	45,135
JPMorgan Chase Bank, N.A.	USD	23,500	Excess Return on USD - SOFR Compunded Index minus 0.50% plus Negative Return on J.P.Morgan EMBI Global Diversified Index (pays upon termination)	Positive Return on J.P. Morgan EMBI Global Diversified Index (pays upon termination)	12/9/24	476,009
						$4,635,236
Abbreviations:
ADR	– American Depositary Receipt
CPI-U (NSA)	– Consumer Price Index All Urban Non-Seasonally Adjusted
EURIBOR	– Euro Interbank Offered Rate
FBIL	– Financial Benchmarks India Ltd.
GDP	– Gross Domestic Product
HICP	– Harmonised Indices of Consumer Prices
JIBAR	– Johannesburg Interbank Average Rate
KLIBOR	– Kuala Lumpur Interbank Offered Rate

MIBOR	– Mumbai Interbank Offered Rate
OTC	– Over-the-counter
PIK	– Payment In Kind
PRIBOR	– Prague Interbank Offered Rate
SAIBOR	– Saudi Arabian Interbank Offered Rate
SOFR	– Secured Overnight Financing Rate
TAIBOR	– Taipei Interbank Offered Rate
TLREF	– Turkish Lira Overnight Reference Rate

Currency Abbreviations:
ALL	– Albanian Lek
AMD	– Armenian Dram
ARS	– Argentine Peso
AUD	– Australian Dollar
BHD	– Bahraini Dinar
BRL	– Brazilian Real
CAD	– Canadian Dollar
CLP	– Chilean Peso
CNH	– Yuan Renminbi Offshore
COP	– Colombian Peso

CZK	– Czech Koruna
DOP	– Dominican Peso
EGP	– Egyptian Pound
ETB	– Ethiopian Birr
EUR	– Euro
GBP	– British Pound Sterling
GEL	– Georgian Lari
GHS	– Ghanaian Cedi
HKD	– Hong Kong Dollar
IDR	– Indonesian Rupiah

See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2024
Consolidated Portfolio of Investments — continued

ILS	– Israeli Shekel
INR	– Indian Rupee
ISK	– Icelandic Krona
JPY	– Japanese Yen
KES	– Kenyan Shilling
KRW	– South Korean Won
KZT	– Kazakhstani Tenge
LKR	– Sri Lankan Rupee
MXN	– Mexican Peso
MYR	– Malaysian Ringgit
NGN	– Nigerian Naira
NOK	– Norwegian Krone
NZD	– New Zealand Dollar
OMR	– Omani Rial
PEN	– Peruvian Sol
PHP	– Philippine Peso

PKR	– Pakistan Rupee
PLN	– Polish Zloty
PYG	– Paraguayan Guarani
RSD	– Serbian Dinar
SAR	– Saudi Riyal
SEK	– Swedish Krona
SGD	– Singapore Dollar
THB	– Thai Baht
TRY	– Turkish Lira
TWD	– New Taiwan Dollar
USD	– United States Dollar
UYU	– Uruguayan Peso
UZS	– Uzbekistani Som
VND	– Viet Nam Dong
ZAR	– South African Rand
ZMW	– Zambian Kwacha

See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2024
Consolidated Statement of Assets and Liabilities

October 31, 2024
Assets
Unaffiliated investments, at value (identified cost $3,204,898,128)	$3,215,823,434
Affiliated investments, at value (identified cost $67,554,521)	67,554,521
Deposits for reverse repurchase agreements	1,130,000
Deposits for derivatives collateral:
Centrally cleared derivatives	138,392,678
OTC derivatives	2,290,000
Cash collateral for securities sold short	564,677,879
Foreign currency, at value (identified cost $54,211,340)	54,145,628
Interest and dividends receivable	46,937,742
Dividends receivable from affiliated investments	209,026
Receivable for investments sold	83,639,287
Receivable for open forward foreign currency exchange contracts	67,266,944
Receivable for open swap contracts	8,704,250
Upfront payments on open OTC swap contracts	398,343
Receivable for closed swap contracts	1,507,519
Tax reclaims receivable	2,951
Receivable from affiliates	500,654
Trustees' deferred compensation plan	172,250
Total assets	$4,253,353,106
Liabilities
Cash collateral due to brokers	$2,290,000
Payable for reverse repurchase agreements, including accrued interest of $935,198	307,776,005
Written options outstanding, at value (premiums received $274,393)	288,843
Payable for investments purchased	42,200,180
Payable for securities sold short, at value (proceeds $646,059,714)	646,168,837
Payable for variation margin on open futures contracts	89,110
Payable for variation margin on open centrally cleared derivatives	1,934,461
Payable for open forward foreign currency exchange contracts	58,954,478
Payable for open swap contracts	2,349,965
Upfront receipts on open OTC swap contracts	7,995,368
Due to custodian	4,644,440
Payable to affiliates:
Investment adviser fee	2,469,272
Trustees' fees	9,222
Trustees' deferred compensation plan	172,250
Interest and dividends payable on securities sold short	4,233,179
Accrued foreign capital gains taxes	32,209
Accrued expenses	2,056,242
Total liabilities	$1,083,664,061
Net Assets applicable to investors' interest in Portfolio	$3,169,689,045

See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2024
Consolidated Statement of Operations

Year Ended
October 31, 2024
Investment Income
Dividend income (net of foreign taxes withheld of $760,584)	$9,134,506
Dividend income from affiliated investments	6,785,196
Interest income (net of foreign taxes withheld of $2,003,494)	244,263,858
Other income	2,189,646
Total investment income	$262,373,206
Expenses
Investment adviser fee	$26,412,454
Trustees’ fees and expenses	108,500
Custodian fee	2,242,987
Legal and accounting services	400,814
Interest expense and fees	7,862,855
Interest and dividend expense on securities sold short	17,733,908
Miscellaneous	188,746
Total expenses	$54,950,264
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$696,787
Total expense reductions	$696,787
Net expenses	$54,253,477
Net investment income	$208,119,729
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions (net of foreign capital gains taxes of $242,436)	$(8,057,600)
Written options	672,196
Securities sold short	(5,730,018)
Futures contracts	(23,037,702)
Swap contracts	(70,787,374)
Foreign currency transactions	15,034,291
Forward foreign currency exchange contracts	(28,753,064)
Non-deliverable bond forward contracts	3,158,005
Net realized loss	$(117,501,266)
Change in unrealized appreciation (depreciation):
Investments (including net increase in accrued foreign capital gains taxes of $11,878)	$159,803,224
Written options	(150,152)
Securities sold short	(13,380,273)
Futures contracts	(13,653,062)
Swap contracts	13,623,364
Foreign currency	1,301,475
Forward foreign currency exchange contracts	17,782,280
Net change in unrealized appreciation (depreciation)	$165,326,856
Net realized and unrealized gain	$47,825,590
Net increase in net assets from operations	$255,945,319

See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2024
Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
	2024	2023
Increase (Decrease) in Net Assets
From operations:
Net investment income	$208,119,729	$135,016,357
Net realized loss	(117,501,266)	(197,706,941)
Net change in unrealized appreciation (depreciation)	165,326,856	252,495,787
Net increase in net assets from operations	$255,945,319	$189,805,203
Capital transactions:
Contributions	$649,205,893	$548,261,795
Withdrawals	(208,479,950)	(209,820,317)
Net increase in net assets from capital transactions	$440,725,943	$338,441,478
Net increase in net assets	$696,671,262	$528,246,681
Net Assets
At beginning of year	$2,473,017,783	$1,944,771,102
At end of year	$3,169,689,045	$2,473,017,783

See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2024
Consolidated Financial Highlights

	Year Ended October 31,
	2024	2023	2022	2021	2020
Ratios/Supplemental Data
Ratios (as a percentage of average daily net assets):(1)
Total expenses(2)	1.95%	1.69%	1.18%	1.12%	1.15%
Net expenses(2)	1.93%(3)	1.68%(3)	1.17%(3)	1.12%	1.11%
Net investment income	7.40%	5.97%	6.13%	5.37%	5.69%
Portfolio Turnover	129%	56%	94%	82%	80%
Total Return	9.98%	9.60%	(4.83)%	5.94%	6.57%
Net assets, end of year (000’s omitted)	$3,169,689	$2,473,018	$1,944,771	$2,632,155	$3,045,720
(1)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
(2)	Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.91%, 0.68%, 0.16%, 0.11% and 0.09%, of average daily net assets for the years ended October 31, 2024, 2023, 2022, 2021 and 2020, respectively.
(3)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.01%, 0.01% and less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022, respectively).

See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2024
Notes to Consolidated Financial Statements

1  Significant Accounting Policies
Global Macro Absolute Return Advantage Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2024, Eaton Vance Global Macro Absolute Return Advantage Fund, Eaton Vance Strategic Income Fund and Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund held an interest of 63.1%, 36.3% and 0.6%, respectively, in the Portfolio.
The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance GMAP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2024 were $18,840,146 or 0.6% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.
The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Senior Floating-Rate Loans. Interests in senior floating-rate loans are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.
Derivatives. U.S. exchange-traded options are valued at the mean between the bid and ask prices at valuation time as reported by the Options Price Reporting Authority. Non-U.S. exchange-traded options and over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. In the case of total return swaps, pricing service valuations are based on the value of the underlying index or instrument and reference interest rate. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service.
Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

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Notes to Consolidated Financial Statements — continued

Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Portfolio’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries (the “EU reclaims”). These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, the EU reclaims are recorded as income only when the likelihood of their receipt becomes certain.
D  Federal and Other Taxes—The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.
In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.
The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.
As of October 31, 2024, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
F  Unfunded Loan Commitments—The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower's discretion. These commitments, if any, are disclosed in the accompanying Consolidated Portfolio of Investments.

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Notes to Consolidated Financial Statements — continued

G  Use of Estimates—The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
H  Indemnifications—Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.
I  Financial and Commodities Futures Contracts—Upon entering into a financial or commodities futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, index or commodity and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.
J  Forward Foreign Currency Exchange and Non-Deliverable Bond Forward Contracts—The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Portfolio and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The Portfolio may also enter into non-deliverable bond forward contracts for the purchase or sale of a bond denominated in a non-deliverable foreign currency at a fixed price on a future date. For non-deliverable bond forward contracts, unrealized gains and losses, based on changes in the value of the contract, and realized gains and losses are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.
K  Purchased Options—Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. An option on a futures contract gives the holder the right to enter into a specified futures contract. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.
L  Written Options—Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options that expire are treated as realized gains. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the exercise price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the exercise price of the option (in the case of a call) at contract termination. Premiums received from writing options that are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. The Portfolio, as a writer of an option, may have no control over whether the underlying instrument may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the instrument underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.
M  Interest Rate Swaps—Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared. Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, if any (which are amortized over the life of the swap contract), are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally

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Notes to Consolidated Financial Statements — continued

cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.
N  Inflation Swaps—Pursuant to inflation swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark index in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) in exchange for floating-rate payments based on the return of a benchmark index. By design, the benchmark index is an inflation index, such as the Consumer Price Index. The accounting policy for payments received or made and changes in the underlying value of the inflation swap are the same as for interest rate swaps as described above. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark index. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from the unanticipated movements in value of interest rates or the index.
O  Cross-Currency Swaps—Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.
P  Credit Default Swaps—When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 6 and 10. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
Q  Total Return Swaps—In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.
R  Swaptions—A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Portfolio purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked-to-market to reflect the current value of the swaption. A written swaption gives the Portfolio the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Portfolio writes a swaption, the premium received by the Portfolio is recorded as a liability and subsequently marked-to-market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Portfolio’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption

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Notes to Consolidated Financial Statements — continued

bears the risk of unfavorable changes in the preset terms of the underlying swap contract. Purchased swaptions traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.
S  Repurchase Agreements—A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked-to-market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.
T  Reverse Repurchase Agreements—Under a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio security to another party, such as a bank or broker/dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the security at an agreed upon time and price, which reflects an interest payment. In periods of increased demand for a security, the Portfolio may receive a payment from the counterparty for the use of the security, which is recorded as interest income. Because the Portfolio retains effective control over the transferred security, the transaction is accounted for as a secured borrowing. The Portfolio may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds (and the counterparty making a loan), they constitute a form of leverage. The Portfolio segregates cash or liquid assets equal to its obligation to repurchase the security. During the term of the agreement, the Portfolio may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. In the event the counterparty to a reverse repurchase agreement becomes insolvent, recovery of the security transferred by the Portfolio may be delayed or the Portfolio may incur a loss equal to the amount by which the value of the security transferred by the Portfolio exceeds the repurchase price payable by the Portfolio.
U  Securities Sold Short—A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest, which accrue during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest and dividends payable on securities sold short are recorded as an expense.
V  Stripped Mortgage-Backed Securities—The Portfolio may invest in Interest Only (IO) and Principal Only (PO) securities, forms of stripped mortgage-
backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Portfolio may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.
2  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. The Portfolio and Subsidiary each pay BMR a fee computed at an annual rate as a percentage of its respective average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	1.000%
$500 million but less than $1 billion	0.950%
$1 billion but less than $2.5 billion	0.925%
$2.5 billion but less than $5 billion	0.900%
$5 billion and over	0.880%

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Notes to Consolidated Financial Statements — continued

In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. For the year ended October 31, 2024, the Portfolio’s investment adviser fee amounted to $26,412,454 or 0.94% of the Portfolio’s consolidated average daily net assets. The Portfolio may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Portfolio is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Fund. For the year ended October 31, 2024, the investment adviser fee paid was reduced by $196,133 relating to the Portfolio’s investment in the Liquidity Fund. Pursuant to an expense reimbursement, BMR waived and/or reimbursed
$500,654 of the Portfolio’s operating expenses for the year ended October 31, 2024.
Pursuant to an investment sub-advisory agreement, BMR has delegated a portion of the investment management of the Portfolio to Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of BMR and an indirect, wholly-owned subsidiary of Morgan Stanley. BMR pays EVAIL a portion of its investment adviser fee for sub-advisory services provided to the Portfolio.
Trustees and officers of the Portfolio who are members of BMR’s organization receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Portfolio are officers of the above organization.
3  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and securities sold short, for the year ended October 31, 2024 were as follows:
	Purchases	Sales
Investments (non-U.S. Government)	$3,967,948,598	$2,424,856,432
U.S. Government and Agency Securities	55,381,415	22,018,800
	$4,023,330,013	$2,446,875,232
4  Federal Income Tax Basis of Investments
The cost and unrealized appreciation (depreciation) of investments of the Portfolio, including open derivative contracts, reverse repurchase agreements and the Portfolio's investment in the Subsidiary at October 31, 2024, as determined on a federal income tax basis, were as follows:
Aggregate cost	$3,407,449,714
Gross unrealized appreciation	$57,243,067
Gross unrealized depreciation	(177,850,861)
Net unrealized depreciation	$(120,607,794)

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Notes to Consolidated Financial Statements — continued

5  Restricted Securities
At October 31, 2024, the Portfolio owned the following securities (representing 0.9% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees’ valuation designee.
Description	Date(s) of Acquisition	Shares	Cost	Value
Insurance Linked Securities
Mt. Logan Re Ltd., Series A-1	12/30/20	8,600	$ 8,600,000	$14,947,634
PartnerRe ILS Fund SAC Ltd.	1/2/24	13,000	13,000,000	14,660,100
Total Restricted Securities			$21,600,000	$29,607,734
6  Financial Instruments
The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, swaptions, forward foreign currency exchange contracts, non-deliverable bond forward contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2024 is included in the Consolidated Portfolio of Investments. At October 31, 2024, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.
In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:
Commodity Risk: During the year ended October 31, 2024, the Portfolio invests in commodities-linked derivative instruments, including commodity futures contracts and options thereon and total return swap contracts based on commodity indices, that provide exposure to the investment returns of certain commodities. Commodities-linked derivative instruments are used to enhance total return and/or as a substitute for the purchase or sale of commodities and to manage certain investment risks.
Credit Risk: The Portfolio enters into credit default swap contracts to manage certain investment risks and/or to enhance total return or as a substitute for the purchase or sale of securities.
Equity Price Risk: During the year ended October 31, 2024, the Portfolio entered into equity index futures contracts and total return swaps to enhance total return and/or to manage certain investment risks.
Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts, currency options and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.
Interest Rate Risk: During the year ended October 31, 2024, the Portfolio utilized various interest rate derivatives including non-deliverable bond forward contracts, interest rate futures contracts, interest rate swaps and swaptions, inflation swaps, total return swaps and cross-currency swaps contracts to enhance total return, to seek to hedge against fluctuations in interest rates and/or to change the effective duration of its portfolio.
The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2024, the fair value of derivatives with credit-related contingent features in a net liability position was $67,238,365. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $24,561,813 at October 31, 2024.
The OTC derivatives in which the Portfolio invests (except for written options as the Portfolio, not the counterparty, is obligated to perform) are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio (and Subsidiary) has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio (and Subsidiary) may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty.

Global Macro Absolute Return Advantage Portfolio
October 31, 2024
Notes to Consolidated Financial Statements — continued

However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.
The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio (and Subsidiary) and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Consolidated Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Consolidated Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2024 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 10) at October 31, 2024. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered portfolio may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered portfolio.

Global Macro Absolute Return Advantage Portfolio
October 31, 2024
Notes to Consolidated Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2024 was as follows:
	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate	Total
Unaffiliated investments, at value	$4,103,900	$ —	$ —	$1,340,567	$104	$5,444,571
Not applicable	—	32,685,277*	3,308,900*	24,705,425*	44,394,494*	105,094,096
Receivable for open forward foreign currency exchange contracts	—	—	—	67,266,944	—	67,266,944
Receivable/Payable for open swap contracts; Upfront payments/receipts on open OTC swap contracts	222,749	1,092,874	—	—	5,436,681	6,752,304
Total Asset Derivatives	$4,326,649	$33,778,151	$3,308,900	$93,312,936	$49,831,279	$184,557,915
Derivatives not subject to master netting or similar agreements	$4,103,900	$32,685,277	$3,308,900	$24,705,425	$44,394,494	$109,197,996
Total Asset Derivatives subject to master netting or similar agreements	$222,749	$1,092,874	$ —	$68,607,511	$5,436,785	$75,359,919
Written options outstanding, at value	$ —	$ —	$ —	$(288,843)	$ —	$(288,843)
Not applicable	(511,739)*	(17,448,267)*	(1,365,182)*	(12,700,610)*	(51,748,815)*	(83,774,613)
Payable for open forward foreign currency exchange contracts	—	—	—	(58,954,478)	—	(58,954,478)
Payable/Receivable for open swap contracts; Upfront payments/receipts on open OTC swap contracts	—	(6,581,135)	—	—	(1,413,909)	(7,995,044)
Total Liability Derivatives	$(511,739)	$(24,029,402)	$(1,365,182)	$(71,943,931)	$(53,162,724)	$(151,012,978)
Derivatives not subject to master netting or similar agreements	$(511,739)	$(17,448,267)	$(1,365,182)	$(12,700,610)	$(51,748,815)	$(83,774,613)
Total Liability Derivatives subject to master netting or similar agreements	$ —	$(6,581,135)	$ —	$(59,243,321)	$(1,413,909)	$(67,238,365)
*	Only the current day’s variation margin on open futures contracts and centrally cleared derivatives is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts and centrally cleared derivatives, as applicable.
The Portfolio's derivative assets and liabilities at fair value by risk, which are reported gross in the Consolidated Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio (and Subsidiary) for such assets and pledged by the Portfolio (and Subsidiary) for such liabilities as of October 31, 2024.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received
Australia and New Zealand Banking Group Limited	$300,067	$(300,067)	$ —	$ —	$ —	$ —
Bank of America, N.A.	5,184,268	(3,059,213)	(1,193,990)	—	931,065	—
Barclays Bank PLC	1,196,969	(1,196,969)	—	—	—	—

Global Macro Absolute Return Advantage Portfolio
October 31, 2024
Notes to Consolidated Financial Statements — continued

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received
BNP Paribas	$1,518,897	$(1,394,879)	$ —	$ —	$124,018	$ —
Citibank, N.A.	10,740,650	(6,207,871)	—	—	4,532,779	—
Credit Agricole Corporate and Investment Bank	215,376	(106,489)	—	(108,887)	—	110,000
Deutsche Bank AG	2,086,906	(1,816,339)	—	—	270,567	—
Goldman Sachs International	5,770,570	(5,770,570)	—	—	—	—
HSBC Bank USA, N.A.	523,787	(523,787)	—	—	—	—
ICBC Standard Bank plc	2,764,230	(23,602)	—	(2,180,000)	560,628	2,180,000
JPMorgan Chase Bank, N.A.	4,514,177	(3,075,970)	—	—	1,438,207	—
Standard Chartered Bank	38,514,230	(27,907,123)	(4,353,011)	—	6,254,096	—
State Street Bank and Trust Company	962,899	(470,551)	(492,348)	—	—	—
UBS AG	1,066,893	(1,066,893)	—	—	—	—
	$75,359,919	$(52,920,323)	$(6,039,349)	$(2,288,887)	$14,111,360	$2,290,000

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged
Australia and New Zealand Banking Group Limited	$(367,052)	$300,067	$ —	$ —	$(66,985)	$ —
Bank of America, N.A.	(3,059,213)	3,059,213	—	—	—	—
Barclays Bank PLC	(2,690,236)	1,196,969	911,235	—	(582,032)	—
BNP Paribas	(6,321,877)	1,394,879	4,542,911	—	(384,087)	—
Citibank, N.A.	(6,207,871)	6,207,871	—	—	—	—
Credit Agricole Corporate and Investment Bank	(106,489)	106,489	—	—	—	—
Deutsche Bank AG	(1,816,339)	1,816,339	—	—	—	—
Goldman Sachs International	(10,243,737)	5,770,570	3,301,685	—	(1,171,482)	—
HSBC Bank USA, N.A.	(3,229,979)	523,787	2,706,192	—	—	—
ICBC Standard Bank plc	(23,602)	23,602	—	—	—	—
JPMorgan Chase Bank, N.A.	(3,075,970)	3,075,970	—	—	—	—
Societe Generale	(88,001)	—	—	—	(88,001)	—
Standard Chartered Bank	(27,907,123)	27,907,123	—	—	—	—
State Street Bank and Trust Company	(470,551)	470,551	—	—	—	—
UBS AG	(1,630,325)	1,066,893	—	—	(563,432)	—
	$(67,238,365)	$52,920,323	$11,462,023	$ —	$(2,856,019)	$ —
Total — Deposits for derivatives collateral — OTC derivatives						$2,290,000
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.
Information with respect to reverse repurchase agreements at October 31, 2024 is included at Note 8.

Global Macro Absolute Return Advantage Portfolio
October 31, 2024
Notes to Consolidated Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2024 was as follows:
Consolidated Statement of Operations Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate	Total
Net realized gain (loss):
Investment transactions(1)	$(3,277,760)	$ —	$ —	$(5,861,629)	$ —	$(9,139,389)
Written options	—	—	(604,558)	1,276,754	—	672,196
Futures contracts	(1,244,879)	—	(11,221,639)	—	(10,571,184)	(23,037,702)
Swap contracts	(66,425)	(65,830,108)	6,848,018	—	(11,738,859)	(70,787,374)
Forward foreign currency exchange contracts	—	—	—	(28,753,064)	—	(28,753,064)
Non-deliverable bond forward contracts	—	—	—	—	3,158,005	3,158,005
Total	$(4,589,064)	$(65,830,108)	$(4,978,179)	$(33,337,939)	$(19,152,038)	$(127,887,328)
Change in unrealized appreciation (depreciation):
Investments(1)	$(1,791,480)	$ —	$ —	$(694,629)	$(517,468)	$(3,003,577)
Written options	—	—	—	(150,152)	—	(150,152)
Futures contracts	217,640	—	(257,370)	—	(13,613,332)	(13,653,062)
Swap contracts	168,934	(7,412,639)	1,741,959	—	19,125,110	13,623,364
Forward foreign currency exchange contracts	—	—	—	17,782,280	—	17,782,280
Total	$(1,404,906)	$(7,412,639)	$1,484,589	$16,937,499	$4,994,310	$14,598,853
(1)	Relates to purchased options.
The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2024, which are indicative of the volume of these derivative types, were approximately as follows:
Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Non-Deliverable Bond Forward Contracts	Purchased Swaptions
$256,104,000	$863,761,000	$4,798,384,000	$16,164,000	$61,355,000
Swap Contracts
$7,409,017,000
*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.
The average principal amount of purchased and written currency options contracts outstanding during the year ended October 31, 2024, which are indicative of the volume of these derivative types, were approximately $190,618,000 and $32,809,000, respectively.
The average number of purchased options contracts outstanding during the year ended October 31, 2024, which is indicative of the volume of this derivative type, was 1,764.

Global Macro Absolute Return Advantage Portfolio
October 31, 2024
Notes to Consolidated Financial Statements — continued

7  Line of Credit
The Portfolio participates with other portfolios and funds managed by BMR and its affiliates in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 21, 2025. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings generally at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2024, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2024.
8  Reverse Repurchase Agreements
Reverse repurchase agreements outstanding as of October 31, 2024 were as follows:
Counterparty	Trade Date	Maturity Date	Interest Rate Paid (Received)		Principal Amount	Value Including Accrued Interest
Bank of America	10/1/24	On Demand(1)	5.20%	USD	19,589,810	$19,677,529
Bank of America	10/28/24	On Demand(1)	5.20	USD	14,906,250	14,912,710
Barclays Capital, Inc.	9/27/24	On Demand(1)	5.25	USD	15,850,000	15,923,967
Barclays Capital, Inc.	9/27/24	On Demand(1)	5.30	USD	14,683,026	14,752,200
JPMorgan Chase Bank, N.A.	9/30/24	On Demand(1)	5.65	USD	4,073,749	4,093,569
JPMorgan Chase Bank, N.A.	10/21/24	On Demand(1)	4.90	NZD	53,164,646	32,292,542
JPMorgan Chase Bank, N.A.	10/22/24	On Demand(1)	4.90	NZD	118,236,796	71,808,014
MUFG Securities Americas, Inc.	10/2/24	On Demand(1)	5.05	USD	89,011,230	89,360,845
MUFG Securities Americas, Inc.	10/4/24	On Demand(1)	5.05	USD	1,300,615	1,305,724
Nomura International PLC	9/30/24	On Demand(1)	5.25	USD	21,037,500	21,132,607
Nomura International PLC	9/30/24	On Demand(1)	5.70	USD	22,406,320	22,516,298
Total						$307,776,005
(1)	Open reverse repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.
At October 31, 2024, the type of securities pledged as collateral for all open reverse repurchase agreements were Collateralized Mortgage Obligations and Sovereign Government Bonds.
The Fund also pledged $1,130,000 to MUFG Securities Americas, Inc. as additional collateral for its reverse repurchase obligations.
For the year ended October 31, 2024, the average borrowings under settled reverse repurchase agreements and the average annual interest rate paid were approximately $140,865,000 and 5.53%, respectively. Based on the short-term nature of the borrowings under the reverse repurchase agreements, the carrying value of the payable for reverse repurchase agreements approximated its fair value at October 31, 2024. If measured at fair value, borrowings under the reverse repurchase agreements would have been considered as Level 2 in the fair value hierarchy (see Note 10) at October 31, 2024.
Reverse repurchase agreements entered into by the Portfolio are subject to Master Repurchase Agreements (MRA), which permit the Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio.

Global Macro Absolute Return Advantage Portfolio
October 31, 2024
Notes to Consolidated Financial Statements — continued

The following tables present the Portfolio’s repurchase and reverse repurchase agreements net of amounts available for offset under an MRA and net of the related collateral pledged by the Portfolio as of October 31, 2024.
Counterparty	Repurchase Agreements	Liabilities Available for Offset	Securities Collateral Received(a)	Cash Collateral Received(a)	Net Amount(b)
Bank of America, N.A.	$51,634,797	$(34,590,239)	$(17,044,558)	$ —	$ —
Barclays Bank PLC	147,521,135	(30,676,167)	(116,844,968)	—	—
Nomura International PLC	117,099,430	(43,648,905)	(73,450,525)	—	—
	$316,255,362	$(108,915,311)	$(207,340,051)	$ —	$ —
Counterparty	Reverse Repurchase Agreements*	Assets Available for Offset	Securities Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount(c)
Bank of America, N.A.	$(34,590,239)	$34,590,239	$ —	$ —	$ —
Barclays Bank PLC	(30,676,167)	30,676,167	—	—	—
JPMorgan Chase Bank, N.A.	(108,194,125)	—	108,194,125	—	—
MUFG Securities Americas, Inc.	(90,666,569)	—	90,666,569	—	—
Nomura International PLC	(43,648,905)	43,648,905	—	—	—
	$(307,776,005)	$108,915,311	$198,860,694	$ —	$ —
*	Including accrued interest.
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.
9  Affiliated Investments
At October 31, 2024, the value of the Portfolio's investment in funds that may be deemed to be affiliated was $67,554,521, which represents 2.1% of the Portfolio's net assets. Transactions in such investments by the Portfolio for the year ended October 31, 2024 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$230,125,366	$2,498,307,422	$(2,660,878,267)	$ —	$ —	$67,554,521	$6,785,196	67,554,521
10  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Global Macro Absolute Return Advantage Portfolio
October 31, 2024
Notes to Consolidated Financial Statements — continued

At October 31, 2024, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Collateralized Mortgage Obligations	$ —	$ 139,229,264	$ —	$ 139,229,264
Common Stocks	48,984,761	193,154,234*	—	242,138,995
Convertible Bonds	—	99,491	—	99,491
Foreign Corporate Bonds	—	163,158,662	0	163,158,662
Insurance Linked Securities	—	—	57,010,655	57,010,655
Loan Participation Notes	—	—	38,362,690	38,362,690
Rights	—	160,492	—	160,492
Senior Floating-Rate Loans	—	29,134,396	—	29,134,396
Sovereign Government Bonds	—	1,839,988,027	—	1,839,988,027
Sovereign Loans	—	108,617,601	—	108,617,601
U.S. Government Guaranteed Small Business Administration Loans	—	5,239,479	—	5,239,479
Short-Term Investments:
Affiliated Fund	67,554,521	—	—	67,554,521
Repurchase Agreements	—	316,255,362	—	316,255,362
Sovereign Government Securities	—	154,263,805	—	154,263,805
U.S. Treasury Obligations	—	116,719,944	—	116,719,944
Purchased Currency Options	—	1,340,567	—	1,340,567
Purchased Interest Rate Swaptions	—	104	—	104
Purchased Put Options	4,103,900	—	—	4,103,900
Total Investments	$ 120,643,182	$3,067,361,428	$95,373,345	$3,283,377,955
Forward Foreign Currency Exchange Contracts	$ —	$ 91,972,369	$ —	$ 91,972,369
Futures Contracts	6,519,860	2,233,316	—	8,753,176
Swap Contracts	—	78,387,799	—	78,387,799
Total	$ 127,163,042	$3,239,954,912	$95,373,345	$3,462,491,299
Liability Description
Securities Sold Short	$(317,530,548)	$ (328,638,289)	$ —	$ (646,168,837)
Written Currency Options	—	(288,843)	—	(288,843)
Forward Foreign Currency Exchange Contracts	—	(71,655,088)	—	(71,655,088)
Futures Contracts	(17,231,085)	(272,692)	—	(17,503,777)
Swap Contracts	—	(61,565,270)	—	(61,565,270)
Total	$(334,761,633)	$ (462,420,182)	$ —	$ (797,181,815)
*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Global Macro Absolute Return Advantage Portfolio
October 31, 2024
Notes to Consolidated Financial Statements — continued

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
	Common Stocks	Foreign Corporate Bonds	Insurance Linked Securities	Loan Participation Notes	Senior Floating-Rate Loans	Miscellaneous	Total
Balance as of October 31, 2023	$818,174	$0	$20,158,090	$50,529,862	$397,208	$0	$71,903,334
Realized gains (losses)	(390,302)	—	2,005,673	(3,155,731)	(404,864)	401,212	(1,544,012)
Change in net unrealized appreciation (depreciation)	(427,872)	—	7,828,765	2,600,529	684,559	—	10,685,981
Cost of purchases	—	—	38,000,000	—	—	—	38,000,000
Proceeds from sales, including return of capital	—	—	(10,981,873)	(12,532,087)	(699,276)	(401,212)	(24,614,448)
Accrued discount (premium)	—	—	—	920,117	22,373	—	942,490
Transfers to Level 3	—	—	—	—	—	—	—
Transfers from Level 3	—	—	—	—	—	—	—
Balance as of October 31, 2024	$ —	$0	$57,010,655	$38,362,690	$ —	$ —	$95,373,345
Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2024	$ —	$ —	$8,780,191	$847,069	$ —	$ —	$9,627,260
The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 investments held as of October 31, 2024:
Type of Investment	Fair Value as of October 31, 2024	Valuation Technique	Unobservable Input	Range of Unobservable Input	Impact to Valuation from an Increase to Input*
Foreign Corporate Bonds	$0	Estimated Recovery Value	Estimated Recovery Value Percentage	0%	Increase
Insurance Linked Securities***	42,110,534	Adjusted Net Asset Value	Adjustment to Net Asset Value	N/A	Increase
Loan Participation Notes	38,362,690	Matrix Pricing	Adjusted Credit Spread to the Central Bank of Uzbekistan Quoted Policy Rate	5.10% - 6.10%**	Decrease
*	Represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.
**	The weighted average of the unobservable input is 5.78% based on relative principal amounts.
***	The Portfolio’s investments in Reinsurance Side Cars of $14,900,121 were primarily valued on the basis of broker quotations.

Global Macro Absolute Return Advantage Portfolio
October 31, 2024
Notes to Consolidated Financial Statements — continued

11  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country, and by acts of terrorism and war. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
Emerging market securities often involve greater risks than developed market securities. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain economic sectors. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. Governmental actions can have a significant effect on the economic conditions in emerging market countries. It may be more difficult to make a claim or obtain a judgment in the courts of these countries than it is in the United States. The possibility of fraud, negligence, undue influence being exerted by an issuer or refusal to recognize ownership exists in some emerging markets. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. Emerging market securities are also subject to speculative trading, which contributes to their volatility.
Economic data as reported by sovereign entities may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a sovereign entity to restructure defaulted debt may be limited. Therefore, losses on sovereign defaults may far exceed the losses from the default of a similarly rated U.S. debt issuer.

Global Macro Absolute Return Advantage Portfolio
October 31, 2024
Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Macro Absolute Return Advantage Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying consolidated statement of assets and liabilities of Global Macro Absolute Return Advantage Portfolio and subsidiary (the “Portfolio”), including the consolidated portfolio of investments, as of October 31, 2024, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2024, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 20, 2024
We have served as the auditor of one or more Eaton Vance investment companies since 1959.

Eaton Vance
Global Macro Absolute Return Advantage Fund
October 31, 2024
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 6, 2024, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised of all of the Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings held between April and June 2024, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios, and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other funds, collective investment trusts and institutional accounts) with the same or substantially similar investment objective as the fund and with a significant overlap in holdings based on criteria set by the Board, if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used by the adviser to determine the value of fund assets, including, when necessary, the determination of “fair value” by the adviser in its role as each funds’ valuation designee and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other funds and investment accounts, as applicable;
1 Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report. Eaton Vance Management and Boston Management and Research are referred to collectively as the “adviser.”

Eaton Vance
Global Macro Absolute Return Advantage Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The personal trading codes of ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, including descriptions of their various compliance programs and their record of compliance and remediation;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund;
• A description of the adviser’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost, and character of the administrative and other non-investment advisory services provided by the adviser and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule), and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates, and other relevant matters;
• The risks that the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 6, 2024 meeting, the Board and its committees received information from portfolio managers and other investment professionals of the adviser and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Board and its committees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the funds, and received and participated in reports and presentations provided by the adviser and sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular video or telephone conferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Kirkland & Ellis LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory and administrative agreement between Eaton Vance Global Macro Absolute Return Advantage Fund (the “Fund”) and Eaton Vance Management (“EVM”), as well as the investment advisory agreement between Global Macro Absolute Return Advantage Portfolio (the “Portfolio”), the portfolio in which the Fund invests, and Boston Management and Research (“BMR”) (EVM, with respect to the Fund, and BMR, with respect to the Portfolio, are each referred to herein as the “Adviser”), and the sub-advisory agreement between EVM and Eaton Vance Advisers International Ltd. (the “Sub-adviser”), an affiliate of the Advisers, with respect to the Fund, and the sub-advisory

Eaton Vance
Global Macro Absolute Return Advantage Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

agreement between BMR and the Sub-adviser, with respect to the Portfolio, including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and administrative agreement for the Fund and the investment advisory agreement for the Portfolio (together, the “investment advisory agreements”) and the sub-advisory agreements for the Fund and the Portfolio (together, the “sub-advisory agreements”).
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreements and sub-advisory agreements for the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Fund and to the Portfolio by the applicable Adviser and the Sub-adviser, respectively.
The Board considered each Adviser’s and the Sub-adviser’s management capabilities and investment processes in light of the types of investments held by the Fund and the Portfolio, including the education and experience of the investment professionals who provide services to the Fund and the Portfolio, including recent changes to such personnel. The Board considered each Adviser’s expertise with respect to global markets and in-house research capabilities. The Board also considered the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreements and the abilities and experience of the Sub-adviser’s investment professionals in implementing the investment strategies of the Fund and the Portfolio. In particular, the Board considered the expertise of the Sub-adviser’s investment professionals with respect to global markets and in-house research capabilities. The Board considered the international investment capabilities of the Sub-adviser, which is based in London, and the benefits to the Fund and the Portfolio of having portfolio management services involving investments in international securities provided by investment professionals located abroad. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of each Adviser and other factors, including the reputation and resources of each Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund and the Portfolio, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund and the Portfolio, including the provision of administrative services. The Board also considered the business-related and other risks to which each Adviser or its affiliates may be subject in managing the Fund and the Portfolio.
The Board noted that, under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it would receive a fee, or in the Portfolio, for which it receives no separate fee but for which BMR receives an advisory fee from the Portfolio.
The Board considered the compliance programs of each Adviser and relevant affiliates thereof, including the Sub-adviser. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, compliance with policies and procedures, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered relevant examinations of the Adviser and its affiliates by regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by each Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the applicable investment advisory agreement and the applicable sub-advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2023. In this regard, the Board noted that the performance of the Fund was consistent with the median performance of the Fund’s peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its benchmark index for the three-year period. The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Portfolio and by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for a one-year period ended December 31, 2023, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered certain factors identified by management in response to inquiries from the Contract Review Committee regarding the Fund’s total expense ratio relative to comparable funds. The Board noted that the Portfolio has established a wholly-owned subsidiary to accommodate the Portfolio’s commodity-related investments. The subsidiary is managed by BMR pursuant to a separate investment advisory agreement that is subject to annual approval by the Board. The subsidiary’s fee rates are the same as those charged to the Portfolio, and the Portfolio will not pay any additional management fees with respect to its assets invested in the subsidiary.

Eaton Vance
Global Macro Absolute Return Advantage Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by each Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by each Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by each Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by each Adviser and its affiliates, including the Sub-adviser, are not excessive.
The Board also considered direct or indirect fall-out benefits received by each Adviser and its affiliates, including the Sub-adviser, in connection with their respective relationships with the Fund and the Portfolio, including the benefits of research services that may be available to each Adviser or the Sub-adviser as a result of securities transactions effected for the Fund and the Portfolio and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the applicable Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. To assist in the evaluation of the sharing of any economies of scale, the Board received data showing for recent years, asset levels, Adviser profitability and total expense ratios. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by each Adviser. The Board also concluded that the structure of the advisory fees, which include breakpoints at several asset levels, will allow the Fund and the Portfolio to continue to benefit from any economies of scale in the future.

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EGRAX-NCSR    10.31.24

Eaton Vance
Global Equity Income Fund (formerly, Eaton Vance Tax-Managed Global Dividend Income Fund)
Annual Financial Statements and
Additional Information
October 31, 2024

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the prospectus and/or statement of additional information, which can be obtained by calling 1-800-262-1122 or from a financial intermediary. Prospective investors should read the prospectus carefully before investing.

Annual Financial Statements and Additional Information October 31, 2024
Eaton Vance
Global Equity Income Fund

Eaton Vance
Global Equity Income Fund
October 31, 2024
Portfolio of Investments

Common Stocks — 99.3%
Security	Shares	Value
Aerospace & Defense — 1.3%
Safran SA	36,910	$ 8,355,153
		$ 8,355,153
Air Freight & Logistics — 0.9%
GXO Logistics, Inc.(1)	92,148	$ 5,511,372
		$ 5,511,372
Banks — 6.8%
Banco Santander SA	865,431	$ 4,227,968
Barclays PLC	1,525,292	4,675,789
Citigroup, Inc.	66,228	4,249,851
HDFC Bank Ltd.	246,176	5,060,076
ING Groep NV	278,058	4,718,751
KBC Group NV	37,375	2,722,438
Mizuho Financial Group, Inc.	158,810	3,298,641
Societe Generale SA	212,676	6,108,366
Toronto-Dominion Bank	86,004	4,754,356
Truist Financial Corp.	77,225	3,324,536
		$ 43,140,772
Beverages — 1.1%
Diageo PLC	109,177	$ 3,371,579
Pernod Ricard SA	27,415	3,420,529
		$ 6,792,108
Biotechnology — 0.8%
CSL Ltd.	27,873	$ 5,233,300
		$ 5,233,300
Broadline Retail — 2.9%
Amazon.com, Inc.(1)	97,378	$ 18,151,259
		$ 18,151,259
Capital Markets — 0.4%
Bank of New York Mellon Corp.	29,820	$ 2,247,235
		$ 2,247,235
Chemicals — 0.2%
Sika AG	5,209	$ 1,450,796
		$ 1,450,796
Security	Shares	Value
Construction Materials — 0.2%
CRH PLC	16,187	$ 1,544,725
		$ 1,544,725
Consumer Finance — 1.1%
Capital One Financial Corp.	20,435	$ 3,326,614
Discover Financial Services	24,456	3,630,004
		$ 6,956,618
Consumer Staples Distribution & Retail — 0.4%
Dollar Tree, Inc.(1)	38,281	$ 2,474,484
		$ 2,474,484
Diversified Telecommunication Services — 0.5%
Zegona Communications PLC(1)	754,249	$ 3,235,731
		$ 3,235,731
Electric Utilities — 1.6%
Iberdrola SA	377,173	$ 5,602,728
NextEra Energy, Inc.	57,218	4,534,527
		$ 10,137,255
Electrical Equipment — 2.7%
AMETEK, Inc.	39,703	$ 7,279,148
Schneider Electric SE	37,208	9,638,682
		$ 16,917,830
Electronic Equipment, Instruments & Components — 2.7%
CDW Corp.	32,138	$ 6,049,336
Halma PLC	183,890	5,874,493
Keyence Corp.	10,865	4,904,606
		$ 16,828,435
Entertainment — 1.2%
Walt Disney Co.	79,861	$ 7,682,628
		$ 7,682,628
Financial Services — 3.4%
Berkshire Hathaway, Inc., Class B(1)	20,400	$ 9,198,768
Global Payments, Inc.	44,424	4,607,213
Visa, Inc., Class A	25,537	7,401,900
		$ 21,207,881
Food Products — 1.4%
Nestle SA	93,113	$ 8,798,490
		$ 8,798,490

1
See Notes to Financial Statements.

Eaton Vance
Global Equity Income Fund
October 31, 2024
Portfolio of Investments — continued

Security	Shares	Value
Health Care Equipment & Supplies — 3.8%
Alcon AG	35,005	$ 3,215,306
Boston Scientific Corp.(1)	108,534	9,119,026
Coloplast AS, Class B	33,560	4,203,410
Intuitive Surgical, Inc.(1)	10,982	5,533,171
Straumann Holding AG	15,586	2,054,848
		$ 24,125,761
Health Care Providers & Services — 1.1%
Elevance Health, Inc.	7,235	$ 2,935,674
UnitedHealth Group, Inc.	6,600	3,725,700
		$ 6,661,374
Health Care REITs — 0.5%
Healthpeak Properties, Inc.	155,139	$ 3,482,871
		$ 3,482,871
Hotels, Restaurants & Leisure — 3.6%
Amadeus IT Group SA	93,113	$ 6,750,065
Compass Group PLC	377,173	12,249,228
InterContinental Hotels Group PLC	33,577	3,703,461
		$ 22,702,754
Household Products — 0.8%
Reckitt Benckiser Group PLC	83,669	$ 5,075,700
		$ 5,075,700
Industrial Conglomerates — 1.5%
Siemens AG	47,724	$ 9,284,695
		$ 9,284,695
Insurance — 4.7%
AIA Group Ltd.	788,866	$ 6,225,982
Allstate Corp.	19,697	3,673,884
American International Group, Inc.	68,764	5,217,812
Arch Capital Group Ltd.(1)	8,222	810,360
Assurant, Inc.	18,413	3,529,772
AXA SA	86,307	3,240,594
Prudential PLC	462,263	3,848,270
RenaissanceRe Holdings Ltd.	11,923	3,128,595
		$ 29,675,269
Interactive Media & Services — 5.1%
Alphabet, Inc., Class C	123,829	$ 21,384,030
Meta Platforms, Inc., Class A	18,723	10,626,800
		$ 32,010,830
Security	Shares	Value
Life Sciences Tools & Services — 1.2%
Danaher Corp.	19,852	$ 4,876,842
Sartorius AG, PFC Shares	10,407	2,695,995
		$ 7,572,837
Machinery — 2.2%
Ingersoll Rand, Inc.	90,452	$ 8,683,392
Parker-Hannifin Corp.	8,021	5,085,875
		$ 13,769,267
Metals & Mining — 1.1%
Anglo American PLC	116,265	$ 3,604,263
Rio Tinto Ltd.	39,268	3,083,226
		$ 6,687,489
Multi-Utilities — 0.3%
CMS Energy Corp.	27,873	$ 1,940,240
		$ 1,940,240
Oil, Gas & Consumable Fuels — 3.5%
Chevron Corp.	2,887	$ 429,643
ConocoPhillips	69,505	7,613,578
EOG Resources, Inc.	114,956	14,020,034
		$ 22,063,255
Personal Care Products — 0.7%
L'Oreal SA	11,780	$ 4,419,504
		$ 4,419,504
Pharmaceuticals — 11.5%
AstraZeneca PLC	71,383	$ 10,157,343
Eli Lilly & Co.	31,227	25,910,291
Novo Nordisk AS, Class B	164,839	18,489,165
Sanofi SA	95,324	10,073,818
Zoetis, Inc.	44,880	8,023,646
		$ 72,654,263
Professional Services — 1.9%
Recruit Holdings Co. Ltd.	95,175	$ 5,811,626
RELX PLC	74,585	3,420,445
Verisk Analytics, Inc.	9,443	2,594,181
		$ 11,826,252
Residential REITs — 0.5%
Invitation Homes, Inc.	110,629	$ 3,474,857
		$ 3,474,857

2
See Notes to Financial Statements.

Eaton Vance
Global Equity Income Fund
October 31, 2024
Portfolio of Investments — continued

Security	Shares	Value
Semiconductors & Semiconductor Equipment — 10.6%
ASML Holding NV	18,467	$ 12,430,711
Infineon Technologies AG	228,314	7,220,346
Micron Technology, Inc.	93,570	9,324,251
NVIDIA Corp.	182,468	24,224,452
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	52,860	10,071,944
Tokyo Electron Ltd.	24,572	3,615,842
		$ 66,887,546
Software — 6.0%
Adobe, Inc.(1)	11,690	$ 5,588,755
Intuit, Inc.	9,912	6,049,294
Microsoft Corp.	64,276	26,118,552
		$ 37,756,601
Specialty Retail — 2.0%
Lowe's Cos., Inc.	17,778	$ 4,654,814
TJX Cos., Inc.	68,636	7,757,927
		$ 12,412,741
Technology Hardware, Storage & Peripherals — 3.5%
Apple, Inc.	98,553	$ 22,264,108
		$ 22,264,108
Textiles, Apparel & Luxury Goods — 1.4%
Cie Financiere Richemont SA, Class A	20,775	$ 3,024,847
LVMH Moet Hennessy Louis Vuitton SE	8,393	5,587,391
		$ 8,612,238
Trading Companies & Distributors — 2.2%
Ashtead Group PLC	75,140	$ 5,621,049
IMCD NV	51,989	8,265,786
		$ 13,886,835
Total Common Stocks (identified cost $390,977,681)		$625,913,359

Short-Term Investments — 0.0%(2)
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.78%(3)	4,553	$ 4,553
Total Short-Term Investments (identified cost $4,553)		$ 4,553
Total Investments — 99.3% (identified cost $390,982,234)		$625,917,912
Other Assets, Less Liabilities — 0.7%		$ 4,490,144
Net Assets — 100.0%		$630,408,056
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Non-income producing security.
(2)	Amount is less than 0.05%.
(3)	May be deemed to be an affiliated investment company (see Note 10). The rate shown is the annualized seven-day yield as of October 31, 2024.
Country Concentration of Portfolio
Country	Percentage of Total Investments	Value
United States	61.8%	$386,851,581
United Kingdom	9.2	57,384,818
France	5.0	31,131,537
Netherlands	4.1	25,415,248
Denmark	3.6	22,692,575
Germany	3.1	19,201,036
Japan	2.8	17,630,715
Spain	2.6	16,580,761
Hong Kong	1.6	10,074,252
Taiwan	1.6	10,071,944
Switzerland	1.0	6,530,491
India	0.8	5,060,076
Canada	0.8	4,754,356
South Africa	0.6	3,604,263
Bermuda	0.5	3,128,595
Australia	0.5	3,083,226
Belgium	0.4	2,722,438
Total Investments	100.0%	$625,917,912
Abbreviations:
ADR	– American Depositary Receipt
PFC Shares	– Preference Shares
REITs	– Real Estate Investment Trusts

3
See Notes to Financial Statements.

Eaton Vance
Global Equity Income Fund
October 31, 2024
Statement of Assets and Liabilities

October 31, 2024
Assets
Unaffiliated investments, at value (identified cost $390,977,681)	$625,913,359
Affiliated investments, at value (identified cost $4,553)	4,553
Cash	69,507
Foreign currency, at value (identified cost $168,123)	168,895
Dividends receivable	671,238
Dividends receivable from affiliated investments	14,564
Receivable for Fund shares sold	472,778
Tax reclaims receivable	4,581,630
Trustees' deferred compensation plan	171,159
Total assets	$632,067,683
Liabilities
Payable for line of credit	$40,000
Payable for Fund shares redeemed	563,569
Payable to affiliates:
Investment adviser fee	353,783
Administration fee	82,489
Distribution and service fees	104,154
Trustees' fees	3,444
Trustees' deferred compensation plan	171,159
Payable for custodian fee	136,124
Accrued foreign capital gains taxes	50,652
Accrued expenses	154,253
Total liabilities	$1,659,627
Net Assets	$630,408,056
Sources of Net Assets
Paid-in capital	$405,328,443
Distributable earnings	225,079,613
Net Assets	$630,408,056
Class A Shares
Net Assets	$412,677,413
Shares Outstanding	24,387,376
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$16.92
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$17.86
Class C Shares
Net Assets	$15,836,113
Shares Outstanding	938,271
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$16.88
Class I Shares
Net Assets	$201,894,530
Shares Outstanding	11,917,756
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$16.94
On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
4
See Notes to Financial Statements.

Eaton Vance
Global Equity Income Fund
October 31, 2024
Statement of Operations

Year Ended
October 31, 2024
Investment Income
Dividend income (net of foreign taxes withheld of $4,496,260)	$33,661,248
Dividend income from affiliated investments	116,899
Interest income	3,290
Other income	479,501
Total investment income	$34,260,938
Expenses
Investment adviser fee	$4,054,314
Administration fee	943,036
Distribution and service fees:
Class A	1,047,988
Class C	170,639
Trustees’ fees and expenses	39,897
Custodian fee	254,299
Transfer and dividend disbursing agent fees	257,405
Legal and accounting services	90,674
Printing and postage	12,940
Registration fees	64,095
Miscellaneous	107,874
Total expenses	$7,043,161
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$3,541
Total expense reductions	$3,541
Net expenses	$7,039,620
Net investment income	$27,221,318
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions (net of foreign capital gains taxes of $60,973)	$21,301,863
Payment by affiliate for realized loss on disposal of investment not meeting investment guidelines	20,787
Futures contracts	(3,994,424)
Foreign currency transactions	(354,428)
Forward foreign currency exchange contracts	1,144,615
Net realized gain	$18,118,413
Change in unrealized appreciation (depreciation):
Investments (including net increase in accrued foreign capital gains taxes of $28,520)	$91,816,118
Foreign currency	127,650
Net change in unrealized appreciation (depreciation)	$91,943,768
Net realized and unrealized gain	$110,062,181
Net increase in net assets from operations	$137,283,499
5
See Notes to Financial Statements.

Eaton Vance
Global Equity Income Fund
October 31, 2024
Statements of Changes in Net Assets

	Year Ended October 31,
	2024	2023
Increase (Decrease) in Net Assets
From operations:
Net investment income	$27,221,318	$21,433,172
Net realized gain	18,118,413	13,357,325
Net change in unrealized appreciation (depreciation)	91,943,768	32,279,641
Net increase in net assets from operations	$137,283,499	$67,070,138
Distributions to shareholders:
Class A	$(17,330,804)	$(19,402,761)
Class C	(581,692)	(802,494)
Class I	(8,434,743)	(8,120,405)
Total distributions to shareholders	$(26,347,239)	$(28,325,660)
Transactions in shares of beneficial interest:
Class A	$(35,025,819)	$(11,380,258)
Class C	(3,380,981)	(5,611,408)
Class I	14,988,498	2,668,008
Net decrease in net assets from Fund share transactions	$(23,418,302)	$(14,323,658)
Net increase in net assets	$87,517,958	$24,420,820
Net Assets
At beginning of year	$542,890,098	$518,469,278
At end of year	$630,408,056	$542,890,098
6
See Notes to Financial Statements.

Eaton Vance
Global Equity Income Fund
October 31, 2024
Financial Highlights

	Class A
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$14.02	$13.04	$17.64	$12.69	$12.73
Income (Loss) From Operations
Net investment income(1)	$0.71	$0.54	$0.74	$0.39	$0.39
Net realized and unrealized gain (loss)	2.88	1.16	(4.02)	4.99	—
Total income (loss) from operations	$3.59	$1.70	$(3.28)	$5.38	$0.39
Less Distributions
From net investment income	$(0.69)	$(0.72)	$(0.64)	$(0.43)	$(0.43)
From net realized gain	—	—	(0.68)	—	—
Total distributions	$(0.69)	$(0.72)	$(1.32)	$(0.43)	$(0.43)
Net asset value — End of year	$16.92	$14.02	$13.04	$17.64	$12.69
Total Return(2)	25.77%	13.10%	(19.65)%	42.80%	3.20%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$412,677	$372,352	$356,746	$494,280	$357,048
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.18%	1.20%	1.18%	1.16%	1.20%
Net expenses	1.18%(4)	1.20%(4)	1.18%(4)	1.16%	1.20%
Net investment income	4.26%	3.80%	4.97%	2.41%	3.09%
Portfolio Turnover	136%	107%	99%	56%	173%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022).
7
See Notes to Financial Statements.

Eaton Vance
Global Equity Income Fund
October 31, 2024
Financial Highlights — continued

	Class C
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$13.98	$13.01	$17.59	$12.65	$12.70
Income (Loss) From Operations
Net investment income(1)	$0.58	$0.42	$0.61	$0.25	$0.30
Net realized and unrealized gain (loss)	2.88	1.16	(3.99)	5.00	(0.01)
Total income (loss) from operations	$3.46	$1.58	$(3.38)	$5.25	$0.29
Less Distributions
From net investment income	$(0.56)	$(0.61)	$(0.52)	$(0.31)	$(0.34)
From net realized gain	—	—	(0.68)	—	—
Total distributions	$(0.56)	$(0.61)	$(1.20)	$(0.31)	$(0.34)
Net asset value — End of year	$16.88	$13.98	$13.01	$17.59	$12.65
Total Return(2)	24.91%	12.20%	(20.22)%	41.79%	2.34%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$15,836	$15,979	$20,044	$31,961	$42,936
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.93%	1.95%	1.94%	1.92%	1.96%
Net expenses	1.93%(4)	1.95%(4)	1.94%(4)	1.92%	1.96%
Net investment income	3.50%	2.96%	4.08%	1.55%	2.38%
Portfolio Turnover	136%	107%	99%	56%	173%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022).
8
See Notes to Financial Statements.

Eaton Vance
Global Equity Income Fund
October 31, 2024
Financial Highlights — continued

	Class I
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$14.03	$13.05	$17.65	$12.70	$12.75
Income (Loss) From Operations
Net investment income(1)	$0.76	$0.58	$0.79	$0.42	$0.42
Net realized and unrealized gain (loss)	2.88	1.16	(4.03)	5.00	(0.01)
Total income (loss) from operations	$3.64	$1.74	$(3.24)	$5.42	$0.41
Less Distributions
From net investment income	$(0.73)	$(0.76)	$(0.68)	$(0.47)	$(0.46)
From net realized gain	—	—	(0.68)	—	—
Total distributions	$(0.73)	$(0.76)	$(1.36)	$(0.47)	$(0.46)
Net asset value — End of year	$16.94	$14.03	$13.05	$17.65	$12.70
Total Return(2)	26.14%	13.38%	(19.44)%	43.12%	3.38%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$201,895	$154,559	$141,680	$188,245	$151,266
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.93%	0.95%	0.93%	0.91%	0.95%
Net expenses	0.93%(4)	0.95%(4)	0.93%(4)	0.91%	0.95%
Net investment income	4.55%	4.03%	5.26%	2.63%	3.34%
Portfolio Turnover	136%	107%	99%	56%	173%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022).
9
See Notes to Financial Statements.

Eaton Vance
Global Equity Income Fund
October 31, 2024
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Global Equity Income Fund (formerly, Eaton Vance Tax-Managed Global Dividend Income Fund) (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to achieve after-tax total return for its shareholders. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.
Derivatives. Futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.
Foreign Securities, Futures Contracts and Currencies. Foreign securities, futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign futures contracts that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities and foreign futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign futures contracts.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and
10

Eaton Vance
Global Equity Income Fund
October 31, 2024
Notes to Financial Statements — continued

capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries (the “EU reclaims”). These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, the EU reclaims are recorded as income only when the likelihood of their receipt becomes certain. During the year ended October 31, 2024, the Fund received approximately $339,000 from Finland for EU reclaims and interest thereon. Such amount is included in Other income on the Statement of Operations. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.
D  Federal and Other Taxes—The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
In addition to the requirements of the Internal Revenue Code, the Fund may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Fund estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.
As of October 31, 2024, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
F  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
G  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
H  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
I  Futures Contracts—Upon entering into a futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security or index and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.
J  Forward Foreign Currency Exchange Contracts—The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering forward foreign currency exchange contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.
11

Eaton Vance
Global Equity Income Fund
October 31, 2024
Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information
It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended October 31, 2024 and October 31, 2023 was as follows:
	Year Ended October 31,
	2024	2023
Ordinary income	$26,347,239	$28,325,660
During the year ended October 31, 2024, distributable earnings was decreased by $155,868 and paid-in capital was increased by $155,868 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of October 31, 2024, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 2,995,395
Deferred capital losses	(6,365,137)
Net unrealized appreciation	228,449,355
Distributable earnings	$225,079,613
At October 31, 2024, the Fund, for federal income tax purposes, had deferred capital losses of $6,365,137 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2024, $6,365,137 are short-term.
The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2024, as determined on a federal income tax basis, were as follows:
Aggregate cost	$397,443,171
Gross unrealized appreciation	$234,899,678
Gross unrealized depreciation	(6,424,937)
Net unrealized appreciation	$228,474,741
12

Eaton Vance
Global Equity Income Fund
October 31, 2024
Notes to Financial Statements — continued

3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate as a percentage of average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.650%
$500 million but less than $1 billion	0.625%
$1 billion but less than $2.5 billion	0.600%
$2.5 billion and over	0.575%
For the year ended October 31, 2024, the Fund’s investment adviser fee amounted to $4,054,314 or 0.64% of the Fund’s average daily net assets.
Pursuant to an investment sub-advisory agreement, EVM has delegated a portion of the investment management of the Fund to Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of EVM and an indirect, wholly-owned subsidiary of Morgan Stanley. EVM pays EVAIL a portion of its investment adviser fee for sub-advisory services provided to the Fund. The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended October 31, 2024, the investment adviser fee paid was reduced by $3,541 relating to the Fund's investment in the Liquidity Fund.
The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2024, the administration fee amounted to $943,036.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2024, EVM earned $29,893 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $16,204 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2024. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).
During the year ended October 31, 2024, EVM reimbursed the Fund $20,787 for a net realized loss on the sale of an investment security not meeting the Fund's investment guidelines. The reimbursement had no significant impact on total return for each class.
Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the  terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Fund are officers of EVM.
4  Distribution Plan
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2024 amounted to $1,047,988 for Class A shares.
The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2024, the Fund paid or accrued to EVD $127,979 for Class C shares.
Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2024 amounted to $42,660 for Class C shares.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
13

Eaton Vance
Global Equity Income Fund
October 31, 2024
Notes to Financial Statements — continued

5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 12 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2024, the Fund was informed that EVD received $398 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.
6  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations, aggregated $841,075,329 and $867,424,233, respectively, for the year ended October 31, 2024.
7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions, were as follows:
	Year Ended October 31, 2024		Year Ended October 31, 2023
	Shares	Amount	Shares	Amount
Class A
Sales	831,697	$13,596,695	917,870	$13,169,060
Issued to shareholders electing to receive payments of distributions in Fund shares	910,585	15,182,113	1,149,976	16,316,413
Redemptions	(3,919,346)	(63,804,627)	(2,859,448)	(40,865,731)
Net decrease	(2,177,064)	$(35,025,819)	(791,602)	$(11,380,258)
Class C
Sales	131,743	$ 2,169,605	82,510	$ 1,190,290
Issued to shareholders electing to receive payments of distributions in Fund shares	33,835	561,721	53,453	753,168
Redemptions	(370,103)	(6,112,307)	(533,903)	(7,554,866)
Net decrease	(204,525)	$(3,380,981)	(397,940)	$(5,611,408)
Class I
Sales	1,858,442	$30,949,885	1,283,369	$18,585,934
Issued to shareholders electing to receive payments of distributions in Fund shares	498,456	8,333,891	563,960	8,014,130
Redemptions	(1,453,764)	(24,295,278)	(1,685,724)	(23,932,056)
Net increase	903,134	$14,988,498	161,605	$ 2,668,008
8  Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 2024, there were no obligations outstanding under these financial instruments.
14

Eaton Vance
Global Equity Income Fund
October 31, 2024
Notes to Financial Statements — continued

In the normal course of pursuing its investment objective, the Fund is subject to the following risks:
Equity Price Risk: The Fund entered into equity futures contracts on securities indices to gain or limit exposure to certain markets, particularly in connection with engaging in the dividend capture trading strategy during the year ended October 31, 2024.
Foreign Exchange Risk: Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund entered into forward foreign currency exchange contracts during the year ended October 31, 2024.
The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2024, the Fund had no open derivatives with credit-related contingent features in a net liability position.
The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDAMaster Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.
The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2024 was as follows:
Risk	Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity Price	Futures contracts	$(3,994,424)	$ —
Foreign Exchange	Forward foreign currency exchange contracts	1,144,615	—
Total		$(2,849,809)	$ —
(1)	Statement of Operations location: Net realized gain (loss): Futures contracts and Forward foreign currency exchange contracts, respectively.
15

Eaton Vance
Global Equity Income Fund
October 31, 2024
Notes to Financial Statements — continued

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2024, which are indicative of the volume of these derivative types, were approximately as follows:
Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*
$42,921,000	$42,285,000	$23,757,000
*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.
9  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 21, 2025. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings generally at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2024, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. At October 31, 2024, the Fund had a balance outstanding pursuant to this line of credit of $40,000 at an annual interest rate of 5.83%. Based on the short-term nature of the borrowings under the line of credit and variable interest rate, the carrying value of the borrowings approximated its fair value at October 31, 2024. If measured at fair value, borrowings under the line of credit would have been considered as Level 2 in the fair value hierarchy (see Note 11) at October 31, 2024. The Fund’s average borrowings or allocated fees during the year ended October 31, 2024 were not significant.
10  Affiliated Investments
At October 31, 2024, the value of the Fund's investment in funds that may be deemed to be affiliated was $4,553, which represents less than 0.05% of the Fund's net assets. Transactions in such investments by the Fund for the year ended October 31, 2024 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$3,545,621	$158,685,129	$(162,226,197)	$ —	$ —	$4,553	$116,899	4,553
11  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
16

Eaton Vance
Global Equity Income Fund
October 31, 2024
Notes to Financial Statements — continued

At October 31, 2024, the hierarchy of inputs used in valuing the Fund's investments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks:
Communication Services	$ 39,693,458	$ 3,235,731	$ —	$ 42,929,189
Consumer Discretionary	30,564,000	31,314,992	—	61,878,992
Consumer Staples	2,474,484	25,085,802	—	27,560,286
Energy	22,063,255	—	—	22,063,255
Financials	59,100,900	44,126,875	—	103,227,775
Health Care	60,124,350	56,123,185	—	116,247,535
Industrials	29,153,968	50,397,436	—	79,551,404
Information Technology	109,690,692	34,045,998	—	143,736,690
Materials	1,544,725	8,138,285	—	9,683,010
Real Estate	6,957,728	—	—	6,957,728
Utilities	6,474,767	5,602,728	—	12,077,495
Total Common Stocks	$367,842,327	$258,071,032*	$ —	$625,913,359
Short-Term Investments	$ 4,553	$ —	$ —	$ 4,553
Total Investments	$367,846,880	$ 258,071,032	$ —	$625,917,912
*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
12  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country, and by acts of terrorism and war. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
13  Name Change
Effective October 1, 2024, the name of Eaton Vance Global Equity Income Fund was changed from Eaton Vance Tax-Managed Global Dividend Income Fund.
17

Eaton Vance
Global Equity Income Fund
October 31, 2024
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Equity Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Equity Income Fund (formerly, Eaton Vance Tax-Managed Global Dividend Income Fund) (the “Fund") (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 18, 2024
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
18

Eaton Vance
Global Equity Income Fund
October 31, 2024
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2025 will show the tax status of all distributions paid to your account in calendar year 2024. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.
Qualified Dividend Income. For the fiscal year ended October 31, 2024, the Fund designates approximately $37,639,641, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2024 ordinary income dividends, 12.21% qualifies for the corporate dividends received deduction.
19

Eaton Vance
Global Equity Income Fund
October 31, 2024
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 6, 2024, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised of all of the Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings held between April and June 2024, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios, and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other funds, collective investment trusts and institutional accounts) with the same or substantially similar investment objective as the fund and with a significant overlap in holdings based on criteria set by the Board, if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used by the adviser to determine the value of fund assets, including, when necessary, the determination of “fair value” by the adviser in its role as each funds’ valuation designee and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
1    Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report. Eaton Vance Management and Boston Management and Research are referred to collectively as the “adviser.”
20

Eaton Vance
Global Equity Income Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other funds and investment accounts, as applicable;
•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The personal trading codes of ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, including descriptions of their various compliance programs and their record of compliance and remediation;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund;
• A description of the adviser’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost, and character of the administrative and other non-investment advisory services provided by the adviser and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule), and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates, and other relevant matters;
• The risks that the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 6, 2024 meeting, the Board and its committees received information from portfolio managers and other investment professionals of the adviser and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Board and its committees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the funds, and received and participated in reports and presentations provided by the adviser and sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular video or telephone conferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Kirkland & Ellis LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Global Equity Income Fund (formerly, Eaton Vance Tax-Managed Global Dividend Income Fund) (the “Fund”) and Eaton Vance Management (the “Adviser”), and the sub-advisory
21

Eaton Vance
Global Equity Income Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

agreement between the Adviser and Eaton Vance Advisers International Ltd. (the “Sub-adviser”), an affiliate of the Adviser, with respect to the Fund, including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the sub-advisory agreement for the Fund.
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreement and the sub-advisory agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.
The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education and experience of the investment professionals who provide services to the Fund. Regarding the Adviser, the Board considered the Adviser’s responsibilities with respect to oversight of the Sub-adviser and coordinating activities in implementing the investment strategies of the Fund. The Board also considered the Adviser’s in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. With respect to the Sub-adviser, the Board considered the abilities and experience of the Sub-adviser’s investment professionals in investing in equity securities, including investing in both U.S. and foreign common stocks. In particular, the Board considered the abilities and experience of the Adviser’s and the Sub-adviser’s investment professionals in analyzing factors such as special considerations relevant to investing in dividend-paying common and preferred stocks and foreign markets. The Board considered the international investment capabilities of the Sub-adviser, which is based in London, and the benefits to the Fund of having portfolio management services involving investments in international equities provided by investment professionals located abroad. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.
The Board considered the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, compliance with policies and procedures, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered relevant examinations of the Adviser and its affiliates by regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2023. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group for the three-year period. The Board also noted that the performance of the Fund was lower than its benchmark index for the three-year period. The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2023, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered certain factors identified by management in response to inquiries from the Contract Review Committee regarding the Fund’s total expense ratio relative to comparable funds.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
22

Eaton Vance
Global Equity Income Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by the Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are not excessive.
The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates, including the Sub-adviser, in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser or the Sub-adviser as a result of securities transactions effected for the Fund and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. To assist in the evaluation of the sharing of any economies of scale, the Board received data showing for recent years, asset levels, Adviser profitability and total expense ratios. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.
23

EADIX-NCSR    10.31.24

Parametric
Tax-Managed International Equity Fund
Annual Financial Statements and
Additional Information
October 31, 2024

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the prospectus and/or statement of additional information, which can be obtained by calling 1-800-260-0761 or from a financial intermediary. Prospective investors should read the prospectus carefully before investing.

Annual Financial Statements and Additional Information October 31, 2024
Parametric
Tax-Managed International Equity Fund

Parametric
Tax-Managed International Equity Fund
October 31, 2024
Statement of Assets and Liabilities

October 31, 2024
Assets
Investment in Tax-Managed International Equity Portfolio, at value (identified cost $30,494,038)	$36,480,580
Receivable for Fund shares sold	157,848
Receivable from affiliates	19,114
Total assets	$36,657,542
Liabilities
Payable for Fund shares redeemed	$522,265
Payable to affiliates:
Distribution and service fees	4,112
Trustees' fees	42
Payable for legal and accounting services	32,147
Accrued expenses	32,320
Total liabilities	$590,886
Net Assets	$36,066,656
Sources of Net Assets
Paid-in capital	$31,385,583
Distributable earnings	4,681,073
Net Assets	$36,066,656
Class A Shares
Net Assets	$17,654,754
Shares Outstanding	1,379,089
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$12.80
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$13.51
Class C Shares
Net Assets	$160,422
Shares Outstanding	13,206
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$12.15
Class I Shares
Net Assets	$18,251,480
Shares Outstanding	1,428,964
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$12.77
On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
1
See Notes to Financial Statements.

Parametric
Tax-Managed International Equity Fund
October 31, 2024
Statement of Operations

Year Ended
October 31, 2024
Investment Income
Dividend income allocated from Portfolio (net of foreign taxes withheld of $166,554)	$1,217,491
Securities lending income allocated from Portfolio, net	28,213
Expenses allocated from Portfolio	(259,437)
Total investment income from Portfolio	$986,267
Expenses
Distribution and service fees:
Class A	$44,966
Class C	1,616
Trustees’ fees and expenses	500
Custodian fee	17,978
Transfer and dividend disbursing agent fees	53,718
Legal and accounting services	37,654
Printing and postage	9,978
Registration fees	60,598
Miscellaneous	10,801
Total expenses	$237,809
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$153,461
Total expense reductions	$153,461
Net expenses	$84,348
Net investment income	$901,919
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss):
Investment transactions	$(239,781)
Foreign currency transactions	3,362
Net realized loss	$(236,419)
Change in unrealized appreciation (depreciation):
Investments	$5,909,287
Foreign currency	(329)
Net change in unrealized appreciation (depreciation)	$5,908,958
Net realized and unrealized gain	$5,672,539
Net increase in net assets from operations	$6,574,458
2
See Notes to Financial Statements.

Parametric
Tax-Managed International Equity Fund
October 31, 2024
Statements of Changes in Net Assets

	Year Ended October 31,
	2024	2023
Increase (Decrease) in Net Assets
From operations:
Net investment income	$901,919	$919,404
Net realized gain (loss)	(236,419)	87,590
Net change in unrealized appreciation (depreciation)	5,908,958	3,183,075
Net increase in net assets from operations	$6,574,458	$4,190,069
Distributions to shareholders:
Class A	$(442,659)	$(296,735)
Class C	(2,731)	(2,201)
Class I	(533,187)	(362,220)
Total distributions to shareholders	$(978,577)	$(661,156)
Transactions in shares of beneficial interest:
Class A	$(1,186,177)	$(1,115,426)
Class C	(6,542)	(92,237)
Class I	(2,257,760)	(1,799,797)
Net decrease in net assets from Fund share transactions	$(3,450,479)	$(3,007,460)
Net increase in net assets	$2,145,402	$521,453
Net Assets
At beginning of year	$33,921,254	$33,399,801
At end of year	$36,066,656	$33,921,254
3
See Notes to Financial Statements.

Parametric
Tax-Managed International Equity Fund
October 31, 2024
Financial Highlights

	Class A
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$10.95	$9.90	$13.55	$10.48	$11.33
Income (Loss) From Operations
Net investment income(1)	$0.29	$0.28	$0.23	$0.25	$0.15
Net realized and unrealized gain (loss)	1.86	0.96	(3.61)	2.96	(0.74)
Total income (loss) from operations	$2.15	$1.24	$(3.38)	$3.21	$(0.59)
Less Distributions
From net investment income	$(0.30)	$(0.19)	$(0.27)	$(0.14)	$(0.26)
Total distributions	$(0.30)	$(0.19)	$(0.27)	$(0.14)	$(0.26)
Net asset value — End of year	$12.80	$10.95	$9.90	$13.55	$10.48
Total Return(2)	19.82%	12.54%	(25.40)%	30.73%	(5.41)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$17,655	$16,226	$15,637	$22,264	$18,165
Ratios (as a percentage of average daily net assets):(3)(4)
Total expenses	1.46%	1.42%	1.46%	1.39%	1.50%
Net expenses	1.05%(5)	1.05%(5)	1.05%(5)	1.05%	1.05%
Net investment income	2.31%	2.41%	1.97%	1.93%	1.37%
Portfolio Turnover of the Portfolio	17%	36%	22%	23%	10%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by sub-adviser of the Portfolio and the administrator of the Fund and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes the Fund’s share of the Portfolio's allocated expenses.
(5)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022).
4
See Notes to Financial Statements.

Parametric
Tax-Managed International Equity Fund
October 31, 2024
Financial Highlights — continued

	Class C
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$10.39	$9.39	$12.84	$9.90	$10.69
Income (Loss) From Operations
Net investment income(1)	$0.19	$0.17	$0.13	$0.13	$0.06
Net realized and unrealized gain (loss)	1.77	0.93	(3.43)	2.81	(0.70)
Total income (loss) from operations	$1.96	$1.10	$(3.30)	$2.94	$(0.64)
Less Distributions
From net investment income	$(0.20)	$(0.10)	$(0.15)	$—	$(0.15)
Total distributions	$(0.20)	$(0.10)	$(0.15)	$—	$(0.15)
Net asset value — End of year	$12.15	$10.39	$9.39	$12.84	$9.90
Total Return(2)	18.94%	11.71%	(25.98)%	29.70%	(6.11)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$160	$143	$209	$419	$598
Ratios (as a percentage of average daily net assets):(3)(4)
Total expenses	2.21%	2.17%	2.21%	2.14%	2.25%
Net expenses	1.80%(5)	1.80%(5)	1.80%(5)	1.80%	1.80%
Net investment income	1.56%	1.55%	1.19%	1.09%	0.62%
Portfolio Turnover of the Portfolio	17%	36%	22%	23%	10%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by sub-adviser of the Portfolio and the administrator of the Fund and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes the Fund’s share of the Portfolio's allocated expenses.
(5)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022).
5
See Notes to Financial Statements.

Parametric
Tax-Managed International Equity Fund
October 31, 2024
Financial Highlights — continued

	Class I
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$10.93	$9.88	$13.52	$10.46	$11.31
Income (Loss) From Operations
Net investment income(1)	$0.32	$0.30	$0.26	$0.29	$0.17
Net realized and unrealized gain (loss)	1.86	0.97	(3.59)	2.93	(0.73)
Total income (loss) from operations	$2.18	$1.27	$(3.33)	$3.22	$(0.56)
Less Distributions
From net investment income	$(0.34)	$(0.22)	$(0.31)	$(0.16)	$(0.29)
Total distributions	$(0.34)	$(0.22)	$(0.31)	$(0.16)	$(0.29)
Net asset value — End of year	$12.77	$10.93	$9.88	$13.52	$10.46
Total Return(2)	20.07%	12.87%	(25.19)%	30.99%	(5.19)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$18,251	$17,552	$17,554	$16,335	$11,560
Ratios (as a percentage of average daily net assets):(3)(4)
Total expenses	1.21%	1.17%	1.21%	1.14%	1.25%
Net expenses	0.80%(5)	0.80%(5)	0.80%(5)	0.80%	0.80%
Net investment income	2.54%	2.64%	2.27%	2.23%	1.62%
Portfolio Turnover of the Portfolio	17%	36%	22%	23%	10%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by sub-adviser of the Portfolio and the administrator of the Fund and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes the Fund’s share of the Portfolio's allocated expenses.
(5)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022).
6
See Notes to Financial Statements.

Parametric
Tax-Managed International Equity Fund
October 31, 2024
Notes to Financial Statements

1  Significant Accounting Policies
Parametric Tax-Managed International Equity Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class A shares are offered at net asset value to shareholders who owned Investor Class shares, which were redesignated as Class A shares on April 29, 2022, and only for such shareholders' accounts established prior to such date. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective March 1, 2013, Class C shares of the Fund are no longer available for purchase, except by existing shareholders (including shares acquired through the reinvestment of dividends and distributions) or employer sponsored retirement plans. Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests its assets in interests in Tax-Managed International Equity Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (48.3% at October 31, 2024). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.
B  Income—The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.
C  Federal Taxes—The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of October 31, 2024, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
D  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
E  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
F  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Other—Investment transactions are accounted for on a trade date basis.
7

Parametric
Tax-Managed International Equity Fund
October 31, 2024
Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information
It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
	Year Ended October 31,
	2024	2023
Ordinary income	$978,577	$661,156
During the year ended October 31, 2024, distributable earnings was decreased by $92,985 and paid-in capital was increased by $92,985 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of October 31, 2024, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 794,697
Deferred capital losses	(1,571,022)
Net unrealized appreciation	5,457,398
Distributable earnings	$4,681,073
At October 31, 2024, the Fund, for federal income tax purposes, had deferred capital losses of $1,571,022 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2024, $591,938 are short-term and $979,084 are long-term.
3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate as a percentage of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $1 billion	0.500%
$1 billion but less than $2.5 billion	0.475%
$2.5 billion but less than $5.0 billion	0.455%
$5 billion and over	0.440%
For the year ended October 31, 2024, the Fund incurred no investment adviser fee on such assets. Pursuant to an investment sub-advisory agreement, EVM has delegated the investment management of the Fund to Parametric Portfolio Associates LLC (Parametric), an affiliate of EVM and an indirect, wholly-owned subsidiary of Morgan Stanley.  EVM pays Parametric a portion of its investment adviser fee for sub-advisory services provided to the Fund. To the extent that the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR) to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation.
8

Parametric
Tax-Managed International Equity Fund
October 31, 2024
Notes to Financial Statements — continued

EVM and Parametric have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 1.05%, 1.80% and 0.80% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after March 1, 2025. Pursuant to this agreement, EVM and Parametric waived and/or reimbursed $153,461 in total of the Fund’s operating expenses for the year ended October 31, 2024.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2024, EVM earned $15,452 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received no sales charge on sales of Class A shares for the year ended October 31, 2024. EVD received distribution and service fees from Class A and Class C shares (see Note 4).
Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.
4  Distribution Plans
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2024 amounted to $44,966 for Class A shares.
The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2024 the Fund paid or accrued to EVD $1,212 for Class C shares.
Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2024 amounted to $404 for Class C shares.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 12 months of purchase (depending on the circumstances of purchase). Redemptions of Class A shares by former Investor Class shareholders are not subject to a CDSC. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2024, the Fund was informed that EVD received no CDSCs paid by Class A and Class C shareholders.
6  Investment Transactions
For the year ended October 31, 2024, increases and decreases in the Fund's investment in the Portfolio aggregated $1,498,355 and $5,650,434, respectively.
9

Parametric
Tax-Managed International Equity Fund
October 31, 2024
Notes to Financial Statements — continued

7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions, were as follows:
	Year Ended October 31, 2024		Year Ended October 31, 2023
	Shares	Amount	Shares	Amount
Class A
Sales	297,407	$3,676,382	8,655	$ 99,080
Issued to shareholders electing to receive payments of distributions in Fund shares	33,690	409,670	25,064	273,696
Redemptions	(433,617)	(5,272,229)	(132,188)	(1,488,202)
Net decrease	(102,520)	$(1,186,177)	(98,469)	$(1,115,426)
Class C
Sales	902	$ 10,647	1,317	$ 14,422
Issued to shareholders electing to receive payments of distributions in Fund shares	227	2,635	206	2,152
Redemptions	(1,672)	(19,824)	(9,997)	(108,811)
Net decrease	(543)	$ (6,542)	(8,474)	$ (92,237)
Class I
Sales	444,816	$5,386,945	281,604	$3,251,778
Issued to shareholders electing to receive payments of distributions in Fund shares	42,923	519,795	32,490	353,494
Redemptions	(664,893)	(8,164,500)	(485,147)	(5,405,069)
Net decrease	(177,154)	$(2,257,760)	(171,053)	$(1,799,797)
8  Subsequent Event - Fund Liquidation
On October 17, 2024, the Fund's Trustees approved a Plan of Liquidation and Termination for the Fund. Effective as of the close of business on November 12, 2024, shares of the Fund were no longer available for purchase or exchange. All of the Fund's outstanding shares as of the close of business on November 19, 2024 were redeemed and the Fund was liquidated.
10

Parametric
Tax-Managed International Equity Fund
October 31, 2024
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Parametric Tax-Managed International Equity Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Parametric Tax-Managed International Equity Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 18, 2024
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
11

Parametric
Tax-Managed International Equity Fund
October 31, 2024
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2025 will show the tax status of all distributions paid to your account in calendar year 2024. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the foreign tax credit.
Qualified Dividend Income. For the fiscal year ended October 31, 2024, the Fund designates approximately $1,142,707, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Foreign Tax Credit. For the fiscal year ended October 31, 2024, the Fund paid foreign taxes of $124,088 and recognized foreign source income of $1,274,062.
12

Tax-Managed International Equity Portfolio
October 31, 2024
Portfolio of Investments

Common Stocks — 98.5%
Security	Shares	Value
Australia — 8.3%
AGL Energy Ltd.	19,216	$ 131,937
Aristocrat Leisure Ltd.	1,761	70,862
ASX Ltd.	1,525	64,945
Atlas Arteria Ltd.	13,938	44,619
Aurizon Holdings Ltd.	14,009	31,062
Aussie Broadband Ltd.(1)	16,900	40,359
BHP Group Ltd.	11,535	320,472
Brambles Ltd.	17,422	209,761
CAR Group Ltd.	8,634	212,664
Centuria Industrial REIT(1)	14,596	29,154
Charter Hall Long Wale REIT(1)	17,564	44,742
Charter Hall Retail REIT	18,162	40,209
Codan Ltd.	11,641	120,442
Coles Group Ltd.	13,689	157,992
Commonwealth Bank of Australia	2,648	246,990
Computershare Ltd.	7,415	128,186
CSL Ltd.	2,969	557,445
Data#3 Ltd.	7,498	35,921
Dexus	14,627	68,648
Elders Ltd.(1)	5,348	29,831
Endeavour Group Ltd.(1)	13,721	42,207
GrainCorp Ltd., Class A	5,357	31,654
Hansen Technologies Ltd.(1)	14,633	47,785
HomeCo Daily Needs REIT(2)	42,841	33,976
Incitec Pivot Ltd.	22,926	45,227
IRESS Ltd.(1)(3)	12,818	83,354
Lottery Corp. Ltd.	39,582	129,334
Medibank Pvt Ltd.	16,474	38,717
Mirvac Group	41,842	58,492
National Australia Bank Ltd.	6,485	164,363
National Storage REIT(1)	24,990	41,113
New Hope Corp. Ltd.(1)	6,072	19,387
NEXTDC Ltd.(3)	15,148	161,812
Northern Star Resources Ltd.	6,855	79,548
Orica Ltd.	4,147	47,106
Origin Energy Ltd.	36,919	233,110
QBE Insurance Group Ltd.	5,122	57,828
Region RE Ltd.	30,802	44,293
Rio Tinto Ltd.	1,729	135,757
Santos Ltd.	34,749	154,594
Scentre Group	43,799	100,416
Stockland	21,890	74,024
Suncorp Group Ltd.	5,349	62,745
Tabcorp Holdings Ltd.(1)	88,897	27,270
Security	Shares	Value
Australia (continued)
Technology One Ltd.	8,485	$ 135,234
Telstra Group Ltd.	101,373	253,780
TPG Telecom Ltd.(1)	26,625	78,810
Transurban Group	22,607	188,406
Treasury Wine Estates Ltd.	4,230	31,405
Vicinity Ltd.	39,555	56,232
Viva Energy Group Ltd.(4)	12,311	21,178
Wesfarmers Ltd.	8,581	377,487
Whitehaven Coal Ltd.	14,411	64,452
Woodside Energy Group Ltd.(1)	19,215	302,414
Woolworths Group Ltd.	13,266	260,189
Yancoal Australia Ltd.(1)	6,032	25,812
		$ 6,295,752
Austria — 1.0%
ams-OSRAM AG(1)(3)	3,440	$ 33,345
ANDRITZ AG(1)	1,285	77,579
AT&S Austria Technologie & Systemtechnik AG(1)(3)	1,360	24,965
BAWAG Group AG(1)(4)	407	31,546
CA Immobilien Anlagen AG(1)	2,850	69,104
Erste Group Bank AG(1)	2,269	128,347
Kontron AG	1,758	29,604
Mayr Melnhof Karton AG	268	23,859
Oesterreichische Post AG	584	18,522
OMV AG	2,576	106,751
PIERER Mobility AG	420	5,781
RHI Magnesita NV	436	18,054
Telekom Austria AG	8,000	66,131
Verbund AG(1)	1,207	99,401
voestalpine AG(1)	2,597	54,062
		$ 787,051
Belgium — 2.1%
Ackermans & van Haaren NV	948	$ 193,062
Aedifica SA	737	47,579
Ageas SA	1,164	60,747
Anheuser-Busch InBev SA	2,419	143,426
Argenx SE(3)	53	31,252
Colruyt Group NV	478	22,330
D'ieteren Group(1)	715	154,795
Elia Group SA(1)	1,018	96,869
Groupe Bruxelles Lambert NV	210	15,174
KBC Group NV	1,598	116,400
Melexis NV(1)	896	58,516
Montea NV(1)	566	41,446
Proximus SADP	7,803	56,985

13
See Notes to Financial Statements.

Tax-Managed International Equity Portfolio
October 31, 2024
Portfolio of Investments — continued

Security	Shares	Value
Belgium (continued)
Retail Estates NV	587	$ 39,624
Solvay SA(1)	1,865	75,876
Syensqo SA(1)	1,127	87,427
UCB SA(1)	1,600	308,078
Xior Student Housing NV(2)	1,167	39,206
		$ 1,588,792
Denmark — 4.1%
AP Moller - Maersk AS, Class A	16	$ 24,399
AP Moller - Maersk AS, Class B(1)	29	45,871
Carlsberg AS, Class B	2,649	292,751
D/S Norden AS	671	23,178
Danske Bank AS	9,592	283,626
DSV AS(1)	1,212	265,313
FLSmidth & Co. AS	866	45,336
ISS AS(1)	3,140	60,689
Matas AS	1,729	30,962
NKT AS(3)	341	31,971
Novo Nordisk AS, Class B(1)	6,882	771,919
Novonesis (Novozymes), Class B(1)	7,287	457,928
Orsted AS(1)(3)(4)	3,727	219,359
Pandora AS	2,118	320,233
Scandinavian Tobacco Group AS(4)	5,079	76,533
TORM PLC, Class A	907	23,834
Tryg AS(1)	6,518	153,830
		$ 3,127,732
Finland — 2.2%
Amer Sports, Inc.(1)(3)	3,400	$ 60,690
Citycon OYJ(1)	3,632	14,065
Elisa OYJ	3,301	157,300
Fortum OYJ	10,228	151,014
Huhtamaki OYJ	495	19,401
Kesko OYJ, Class B(1)	7,248	155,674
Kojamo OYJ(1)(3)	3,939	38,778
Kone OYJ, Class B	2,736	150,034
Neste OYJ(1)	6,946	111,525
Nokia OYJ	31,287	148,051
Nordea Bank Abp	13,924	162,935
Orion OYJ, Class B	3,362	163,523
Puuilo OYJ	2,988	29,979
Sampo OYJ, Class A(3)	1,983	87,298
TietoEVRY OYJ(1)	956	17,811
Tokmanni Group Corp.(1)	4,468	51,114
Security	Shares	Value
Finland (continued)
UPM-Kymmene OYJ(1)	3,802	$ 111,880
YIT OYJ(1)(3)	9,254	26,306
		$ 1,657,378
France — 8.3%
Accor SA	947	$ 42,963
Air Liquide SA	3,571	640,285
Airbus SE(1)	780	118,982
AXA SA	6,703	251,679
BNP Paribas SA	3,328	227,282
Bollore SE(1)	24,936	155,675
Bouygues SA	1,100	35,356
Bureau Veritas SA	921	29,209
Capgemini SE	1,331	230,903
Carmila SA	1,759	33,124
Carrefour SA(1)	5,094	80,897
Cie Generale des Etablissements Michelin SCA	3,071	103,786
Credit Agricole SA	4,396	67,382
Danone SA	2,980	212,887
Dassault Systemes SE	6,056	207,268
Edenred SE(1)	1,068	34,542
Eiffage SA	269	25,037
Engie SA	38,464	644,715
Gecina SA	775	82,823
Getlink SE	2,197	37,337
Klepierre SA	4,222	134,984
L'Oreal SA	652	244,611
LVMH Moet Hennessy Louis Vuitton SE	596	396,769
Mercialys SA	6,224	73,434
Nexity SA(1)(3)	2,880	44,988
Orange SA	30,552	335,635
Pernod Ricard SA	347	43,295
Quadient SA	948	16,682
Safran SA	556	125,859
Sanofi SA	6,026	636,826
SCOR SE	927	19,944
Sopra Steria Group	385	74,045
Thales SA	600	96,719
TotalEnergies SE	8,846	555,136
Vinci SA	1,159	129,832
Vivendi SE	9,452	101,000
		$ 6,291,891
Germany — 8.8%
Allianz SE	1,068	$ 336,212
BASF SE	3,177	154,442

14
See Notes to Financial Statements.

Tax-Managed International Equity Portfolio
October 31, 2024
Portfolio of Investments — continued

Security	Shares	Value
Germany (continued)
Bayer AG	7,718	$ 207,976
Bayerische Motoren Werke AG	1,291	101,777
Bayerische Motoren Werke AG, PFC Shares	792	58,281
BioNTech SE ADR(3)	578	65,372
Brenntag SE	725	47,294
Covestro AG(3)(4)	1,672	105,899
Daimler Truck Holding AG	1,859	76,871
Deutsche Boerse AG	659	153,071
Deutsche Lufthansa AG	5,121	35,585
Deutsche Telekom AG	24,422	738,363
Deutsche Wohnen SE	2,022	51,657
E.ON SE	43,992	593,675
Fresenius Medical Care AG	1,941	75,980
Fresenius SE & Co. KGaA(3)	3,336	121,800
FUCHS SE, PFC Shares	495	23,103
GEA Group AG	1,075	52,950
Grand City Properties SA(3)	3,999	53,004
Hamborner REIT AG	9,515	67,254
Hannover Rueck SE	220	57,771
Heidelberg Materials AG	1,493	164,438
Henkel AG & Co. KGaA	2,701	210,831
Henkel AG & Co. KGaA, PFC Shares	3,830	331,651
Knorr-Bremse AG	398	32,831
LEG Immobilien SE	1,939	183,172
Mercedes-Benz Group AG	3,169	192,519
MTU Aero Engines AG	190	62,100
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	361	184,608
QIAGEN NV(3)	1,682	71,281
Rheinmetall AG	216	111,205
SAP SE	3,795	886,075
Siemens AG	1,574	306,221
Suedzucker AG	9,335	111,984
Symrise AG	1,413	170,027
Talanx AG	431	33,216
Volkswagen AG, PFC Shares	962	93,374
Vonovia SE	8,759	287,170
		$ 6,611,040
Hong Kong — 4.1%
AIA Group Ltd.	30,800	$ 243,083
ASMPT Ltd.	10,100	109,493
Bank of East Asia Ltd.	52,200	64,667
Beijing Tong Ren Tang Chinese Medicine Co. Ltd.(1)	54,000	56,456
BOC Hong Kong Holdings Ltd.	11,500	37,544
Budweiser Brewing Co. APAC Ltd.(4)	40,900	42,658
Security	Shares	Value
Hong Kong (continued)
Cathay Pacific Airways Ltd.(1)	81,000	$ 84,249
China Traditional Chinese Medicine Holdings Co. Ltd.(1)(3)	128,000	39,188
Chow Sang Sang Holdings International Ltd.	42,000	34,579
Chow Tai Fook Jewellery Group Ltd.	59,000	55,882
CK Asset Holdings Ltd.	21,000	85,847
CK Hutchison Holdings Ltd.	22,500	118,330
CLP Holdings Ltd.	23,000	195,376
C-Mer Medical Holdings Ltd.(1)(2)(3)	44,000	12,940
First Pacific Co. Ltd.	108,000	60,731
Galaxy Entertainment Group Ltd.	37,000	164,671
Giordano International Ltd.	154,000	33,788
Hang Lung Group Ltd.	31,000	40,533
Hang Seng Bank Ltd.	6,200	75,840
HK Electric Investments & HK Electric Investments Ltd.(2)	154,000	104,189
HKT Trust & HKT Ltd.	217,000	269,667
Hongkong Land Holdings Ltd.	15,100	64,743
Hutchison Telecommunications Hong Kong Holdings Ltd.(1)	238,000	29,070
Jardine Matheson Holdings Ltd.	2,900	111,430
Luk Fook Holdings International Ltd.	24,000	45,982
MTR Corp. Ltd.	19,500	70,949
NWS Holdings Ltd.	24,000	24,758
PAX Global Technology Ltd.	75,000	49,688
Power Assets Holdings Ltd.	30,000	199,838
Sino Land Co. Ltd.	58,000	58,044
Sun Hung Kai Properties Ltd.	14,500	157,006
Swire Pacific Ltd., Class B	37,500	50,602
Vitasoy International Holdings Ltd.(1)	30,000	33,931
VSTECS Holdings Ltd.	60,000	34,693
VTech Holdings Ltd.	10,000	74,439
Wharf Holdings Ltd.	17,000	48,168
Yue Yuen Industrial Holdings Ltd.	57,500	120,872
		$ 3,103,924
Ireland — 2.1%
Bank of Ireland Group PLC	24,074	$ 223,123
CRH PLC	3,349	319,270
DCC PLC	3,559	225,157
Fineos Corp. Ltd. CDI(3)	16,777	14,895
Flutter Entertainment PLC(3)	1,283	300,135
Glanbia PLC	1,628	27,085
ICON PLC(3)	816	181,242
Irish Residential Properties REIT PLC	33,524	31,924
Kerry Group PLC, Class A	2,357	235,406
		$ 1,558,237

15
See Notes to Financial Statements.

Tax-Managed International Equity Portfolio
October 31, 2024
Portfolio of Investments — continued

Security	Shares	Value
Israel — 2.2%
Airport City Ltd.(3)	1,470	$ 22,332
Amot Investments Ltd.	5,499	26,751
Azrieli Group Ltd.	509	38,857
Bank Hapoalim BM	6,278	65,412
Bank Leumi Le-Israel BM	7,076	71,889
Bezeq The Israeli Telecommunication Corp. Ltd.	99,302	127,262
Check Point Software Technologies Ltd.(3)	385	66,686
Danel Adir Yeoshua Ltd.	442	44,244
Delek Automotive Systems Ltd.(3)	5,228	32,344
Delek Group Ltd.	592	69,734
Delta Galil Ltd.	737	32,882
Elbit Systems Ltd.	343	78,567
Enlight Renewable Energy Ltd.(3)	4,083	64,823
Fattal Holdings 1998 Ltd.(3)	339	42,668
Fox Wizel Ltd.	492	36,118
Hilan Ltd.	404	22,143
ICL Group Ltd.	19,055	78,224
Israel Corp. Ltd.	139	30,367
Maytronics Ltd.	2,874	7,215
Melisron Ltd.	795	63,005
Nice Ltd.(3)	248	43,092
Nova Ltd.(3)	138	25,952
Oil Refineries Ltd.	76,583	19,528
OPC Energy Ltd.(3)	4,225	34,213
OY Nofar Energy Ltd.(3)	1,707	39,715
Partner Communications Co. Ltd.(3)	9,362	39,789
Plus500 Ltd.	1,094	32,996
Reit 1 Ltd.	4,966	22,564
Retailors Ltd.	1,413	25,479
Shapir Engineering & Industry Ltd.(3)	3,467	22,737
Shufersal Ltd.	9,091	80,497
Strauss Group Ltd.	2,438	41,081
Teva Pharmaceutical Industries Ltd. ADR(3)	8,232	151,798
Tower Semiconductor Ltd.(3)	837	35,301
		$ 1,636,265
Italy — 4.3%
Banca Popolare di Sondrio SpA	2,091	$ 15,595
Banco BPM SpA(1)	5,911	39,870
BPER Banca SpA	5,464	33,268
Buzzi SpA	2,134	83,605
Cementir Holding NV	1,427	14,825
Davide Campari-Milano NV(1)	14,115	94,765
De’Longhi SpA	1,200	37,506
Enav SpA(4)	5,309	22,493
Enel SpA	40,123	304,296
Security	Shares	Value
Italy (continued)
Eni SpA	27,234	$ 414,861
Ferrari NV	424	202,405
Generali	4,184	116,006
Infrastrutture Wireless Italiane SpA(1)(4)	17,191	193,825
Italgas SpA	7,381	45,280
Italmobiliare SpA	1,360	40,918
Leonardo SpA	5,068	120,800
Prysmian SpA	3,762	265,501
RAI Way SpA(4)	4,122	23,668
Recordati Industria Chimica e Farmaceutica SpA	4,029	228,597
Sesa SpA(1)	226	19,627
Stellantis NV	7,856	107,645
Stevanato Group SpA(1)	3,000	57,030
STMicroelectronics NV(1)	13,162	357,902
Technogym SpA(4)	2,741	29,548
Technoprobe SpA(3)	3,525	23,936
Terna - Rete Elettrica Nazionale(1)	8,968	77,678
UniCredit SpA	5,306	234,733
		$ 3,206,183
Japan — 12.7%
Activia Properties, Inc.	16	$ 34,123
Advance Residence Investment Corp.	34	68,324
Aeon Co. Ltd.	4,300	105,363
Air Water, Inc.	2,000	25,158
Alfresa Holdings Corp.	3,600	51,941
ANA Holdings, Inc.	1,100	21,666
Asahi Kasei Corp.	8,100	55,879
Astellas Pharma, Inc.	6,300	73,762
Bandai Namco Holdings, Inc.	2,400	50,319
Bridgestone Corp.	1,600	57,016
Canon, Inc.	1,500	48,787
Central Japan Railway Co.	2,800	57,986
Chubu Electric Power Co., Inc.	8,600	98,858
Concordia Financial Group Ltd.	10,800	53,496
Daicel Corp.	3,900	34,422
Daiichi Sankyo Co. Ltd.	6,400	208,309
Daiwa House Industry Co. Ltd.	5,600	167,040
Daiwa House REIT Investment Corp.	18	27,417
East Japan Railway Co.	2,700	54,230
Electric Power Development Co. Ltd.	4,200	70,188
ENEOS Holdings, Inc.	31,200	157,390
FUJIFILM Holdings Corp.	2,700	64,228
Fujitsu Ltd.	3,000	57,678
Fukuoka Financial Group, Inc.	1,600	36,499
GLP J-Reit	30	26,380

16
See Notes to Financial Statements.

Tax-Managed International Equity Portfolio
October 31, 2024
Portfolio of Investments — continued

Security	Shares	Value
Japan (continued)
Hamamatsu Photonics KK(1)	1,400	$ 18,512
Hirose Electric Co. Ltd.	315	37,488
Honda Motor Co. Ltd.	10,000	100,571
Inpex Corp.	5,000	65,910
Invincible Investment Corp.	167	68,022
Isetan Mitsukoshi Holdings Ltd.	3,700	55,057
ITOCHU Corp.	1,900	93,989
Iwatani Corp.	7,200	93,859
Japan Hotel REIT Investment Corp.	145	66,859
Japan Logistics Fund, Inc.	29	51,960
Japan Metropolitan Fund Investment Corp.	93	57,080
Japan Post Bank Co. Ltd.	6,000	53,588
Japan Post Holdings Co. Ltd.	7,500	69,196
Japan Prime Realty Investment Corp.	22	48,335
Japan Real Estate Investment Corp.	13	47,287
Japan Tobacco, Inc.	4,100	114,462
JFE Holdings, Inc.	3,500	42,138
Kansai Electric Power Co., Inc.	7,200	115,467
Kansai Paint Co. Ltd.	3,300	53,746
Kao Corp.	2,100	92,558
KDDI Corp.	7,200	224,492
KDX Realty Investment Corp.	35	33,294
Keyence Corp.	400	180,565
Kintetsu Group Holdings Co. Ltd.	800	18,593
Kirin Holdings Co. Ltd.	3,800	55,946
Kobe Steel Ltd.	3,000	32,333
Komatsu Ltd.	2,200	56,948
Kuraray Co. Ltd.	2,300	31,168
Kyocera Corp.	3,600	36,510
Kyowa Kirin Co. Ltd.	3,500	57,686
Lion Corp.	5,400	59,571
Marubeni Corp.	3,400	50,827
Maruichi Steel Tube Ltd.	1,200	25,860
MatsukiyoCocokara & Co.	2,700	36,760
Medipal Holdings Corp.	4,700	74,465
MEIJI Holdings Co. Ltd.	2,800	65,316
Mitsubishi Chemical Group Corp.	10,000	53,961
Mitsubishi Corp.	4,200	76,835
Mitsubishi Electric Corp.	3,200	56,296
Mitsubishi HC Capital, Inc.(1)	6,100	40,847
Mitsubishi Heavy Industries Ltd.	6,000	84,702
Mitsui & Co. Ltd.	3,600	73,396
Mitsui Chemicals, Inc.	1,300	29,700
Mitsui OSK Lines Ltd.(1)	1,100	37,450
Mizuho Financial Group, Inc.	5,630	116,941
MS&AD Insurance Group Holdings, Inc.	5,400	119,444
Security	Shares	Value
Japan (continued)
Murata Manufacturing Co. Ltd.	4,500	$ 78,620
NEC Corp.	1,500	127,635
NH Foods Ltd.	1,600	55,424
Nihon Kohden Corp.	2,000	29,813
Nintendo Co. Ltd.	6,000	316,938
Nippon Accommodations Fund, Inc.	8	32,036
Nippon Building Fund, Inc.(1)	70	60,043
Nippon Shokubai Co. Ltd.	2,400	27,000
Nippon Steel Corp.	4,400	88,041
Nippon Telegraph & Telephone Corp.	180,100	173,767
Nippon Yusen KK	1,200	40,175
Nissan Chemical Corp.	800	27,020
Nisshin Seifun Group, Inc.	4,900	57,208
Nissin Foods Holdings Co. Ltd.	2,100	56,547
Nitori Holdings Co. Ltd.	300	38,206
Nitto Denko Corp.	5,100	83,914
Nomura Real Estate Master Fund, Inc.	63	59,473
Nomura Research Institute Ltd.	2,000	59,827
NTT Data Group Corp.	4,400	69,609
Obic Co. Ltd.	1,500	49,016
Oji Holdings Corp.	12,700	47,226
Oriental Land Co. Ltd.	2,500	60,418
Osaka Gas Co. Ltd.	5,500	117,858
Otsuka Holdings Co. Ltd.	2,800	169,150
Pan Pacific International Holdings Corp.	2,000	49,617
Panasonic Holdings Corp.	5,400	44,442
Resona Holdings, Inc.	6,700	44,205
Rohm Co. Ltd.	800	8,820
Rohto Pharmaceutical Co. Ltd.	1,600	35,980
Santen Pharmaceutical Co. Ltd.	7,500	89,691
Sapporo Holdings Ltd.	900	43,200
Secom Co. Ltd.	1,200	42,675
Sekisui House Ltd.	2,000	48,303
Sekisui House Reit, Inc.(1)	97	46,123
Shimadzu Corp.	1,200	35,397
Shionogi & Co. Ltd.	6,300	89,981
Shizuoka Financial Group, Inc.	5,800	46,281
SoftBank Corp.	145,000	182,541
Sompo Holdings, Inc.	3,600	77,181
Subaru Corp.	2,400	42,862
Sumitomo Chemical Co. Ltd.	10,900	29,100
Sumitomo Corp.	2,400	50,631
Sumitomo Electric Industries Ltd.	2,900	44,609
Sumitomo Mitsui Financial Group, Inc.	8,100	171,838
Sumitomo Mitsui Trust Group, Inc.	3,000	65,791
Suntory Beverage & Food Ltd.(1)	1,600	53,975

17
See Notes to Financial Statements.

Tax-Managed International Equity Portfolio
October 31, 2024
Portfolio of Investments — continued

Security	Shares	Value
Japan (continued)
Suzuki Motor Corp.	5,300	$ 52,594
Taiheiyo Cement Corp.	2,500	54,463
Takeda Pharmaceutical Co. Ltd.	5,600	156,247
TDK Corp.	3,000	35,266
Teijin Ltd.	3,300	29,549
Toho Co. Ltd.	2,300	87,833
Tohoku Electric Power Co., Inc.	9,800	96,127
Tokio Marine Holdings, Inc.	3,400	122,455
Tokyu Corp.(1)	3,200	39,451
TOPPAN Holdings, Inc.	2,000	58,503
Toray Industries, Inc.	12,100	65,801
Tosoh Corp.	2,200	27,336
Toyo Seikan Group Holdings Ltd.	2,900	43,291
Toyo Suisan Kaisha Ltd.	1,000	58,744
Toyota Motor Corp.	14,700	253,287
Trend Micro, Inc.(1)	600	31,393
United Urban Investment Corp.	68	60,982
West Japan Railway Co.	1,400	24,883
Yakult Honsha Co. Ltd.	2,000	43,462
Yamaha Motor Co. Ltd.	6,800	59,439
Yamato Holdings Co. Ltd.	2,000	21,212
Yamato Kogyo Co. Ltd.	1,000	47,765
Yamazaki Baking Co. Ltd.	2,600	52,802
		$ 9,573,541
Netherlands — 4.2%
ABN AMRO Bank NV(1)(4)	2,263	$ 37,398
Akzo Nobel NV(1)	1,254	80,022
ASML Holding NV	646	434,843
ASR Nederland NV	1,620	76,786
DSM-Firmenich AG	1,849	219,260
Eurocommercial Properties NV(1)	825	20,994
Euronext NV(4)	576	63,553
EXOR NV	350	36,967
Fugro NV	1,341	30,834
Heineken NV(1)	371	30,428
ING Groep NV	2,949	50,046
Koninklijke Ahold Delhaize NV(1)	9,251	305,267
Koninklijke KPN NV	65,476	255,989
Koninklijke Philips NV(3)	11,903	313,154
NN Group NV(1)	1,992	97,792
Pharming Group NV(1)(3)	82,396	68,932
Prosus NV(1)	11,033	465,254
Randstad NV(1)	1,159	53,439
SBM Offshore NV(1)	4,496	82,298
Security	Shares	Value
Netherlands (continued)
Universal Music Group NV(1)	7,168	$ 180,391
Wolters Kluwer NV	1,682	282,717
		$ 3,186,364
New Zealand — 1.1%
a2 Milk Co. Ltd.(1)(3)	23,344	$ 88,302
Argosy Property Ltd.	39,042	25,290
Auckland International Airport Ltd.	15,972	69,695
Contact Energy Ltd.	9,580	49,195
Fisher & Paykel Healthcare Corp. Ltd.	5,931	127,108
Goodman Property Trust	27,739	34,966
Infratil Ltd.	14,097	105,833
Kiwi Property Group Ltd.	57,056	31,871
KMD Brands Ltd.(3)	27,332	7,137
Meridian Energy Ltd.	15,507	55,071
SKYCITY Entertainment Group Ltd.(1)	29,814	24,408
Spark New Zealand Ltd.	42,843	74,332
Vulcan Steel Ltd.	3,600	17,595
Xero Ltd.(3)	1,060	102,985
		$ 813,788
Norway — 2.2%
Atea ASA	2,752	$ 35,363
Austevoll Seafood ASA	3,899	33,840
Borregaard ASA	3,526	62,586
Crayon Group Holding ASA(3)(4)	5,673	56,187
DNB Bank ASA	7,243	150,096
Elkem ASA(3)(4)	14,511	23,723
Elmera Group ASA(4)	5,269	16,174
Entra ASA(3)(4)	2,972	31,728
Equinor ASA	6,266	148,894
Europris ASA(4)	6,059	37,387
Frontline PLC	3,181	61,507
Gjensidige Forsikring ASA	1,701	30,765
Golden Ocean Group Ltd.	3,420	36,995
Kitron ASA	9,412	26,758
Kongsberg Gruppen ASA	1,873	195,525
Mowi ASA	5,946	102,509
Opera Ltd. ADR	3,500	62,895
Orkla ASA	8,207	75,821
REC Silicon ASA(3)	16,371	11,802
Scatec ASA(3)(4)	3,300	24,044
Schibsted ASA, Class B	2,498	78,342
SpareBank 1 Nord Norge	3,559	38,163
Stolt-Nielsen Ltd.	879	25,122
Telenor ASA	11,887	146,113

18
See Notes to Financial Statements.

Tax-Managed International Equity Portfolio
October 31, 2024
Portfolio of Investments — continued

Security	Shares	Value
Norway (continued)
Wallenius Wilhelmsen ASA	2,828	$ 28,117
Yara International ASA	3,683	111,109
		$ 1,651,565
Portugal — 1.1%
Altri SGPS SA	6,651	$ 35,967
Banco Comercial Portugues SA, Class R	449,035	226,514
EDP SA	23,649	93,104
Galp Energia SGPS SA	8,111	138,632
Jeronimo Martins SGPS SA	6,796	131,840
Mota-Engil SGPS SA(1)	12,306	34,311
Navigator Co. SA	23,179	89,408
NOS SGPS SA	11,659	44,599
REN - Redes Energeticas Nacionais SGPS SA	11,590	28,944
Sonae SGPS SA	15,693	15,508
		$ 838,827
Singapore — 4.2%
AEM Holdings Ltd.(1)	9,292	$ 9,059
BW LPG Ltd.(4)	3,082	39,749
CapitaLand Ascendas REIT	46,300	93,827
CapitaLand Ascott Trust	57,355	39,135
CapitaLand Integrated Commercial Trust	56,100	85,231
City Developments Ltd.	7,700	30,178
ComfortDelGro Corp. Ltd.	52,800	58,562
DBS Group Holdings Ltd.	9,900	287,048
First Resources Ltd.	32,600	35,900
Frasers Centrepoint Trust	28,000	47,245
Genting Singapore Ltd.	244,700	154,114
Golden Agri-Resources Ltd.	210,900	46,293
Haw Par Corp. Ltd.	4,700	38,087
Hutchison Port Holdings Trust	154,600	24,218
Jardine Cycle & Carriage Ltd.(1)	2,500	52,343
Keppel Ltd.	30,800	148,285
Keppel REIT	55,680	37,786
Lendlease Global Commercial REIT	77,600	33,593
Mapletree Industrial Trust	27,660	49,946
Nanofilm Technologies International Ltd.(1)(2)	113,000	69,244
Netlink NBN Trust(2)	153,700	103,931
Oversea-Chinese Banking Corp. Ltd.	22,100	253,556
Parkway Life Real Estate Investment Trust	13,500	38,504
Raffles Medical Group Ltd.	38,400	25,557
SATS Ltd.	26,000	77,136
Sembcorp Industries Ltd.	51,100	193,866
Sheng Siong Group Ltd.	41,900	50,371
Singapore Exchange Ltd.	10,600	90,831
Security	Shares	Value
Singapore (continued)
Singapore Post Ltd.	55,300	$ 22,702
Singapore Technologies Engineering Ltd.	36,100	123,769
Singapore Telecommunications Ltd.	141,700	334,303
StarHub Ltd.	35,800	32,288
Suntec Real Estate Investment Trust	27,000	24,234
Venture Corp. Ltd.	12,800	128,382
Wilmar International Ltd.	123,600	298,341
		$ 3,177,614
Spain — 4.4%
ACS Actividades de Construccion y Servicios SA	2,210	$ 105,982
Almirall SA	2,857	27,902
Banco Bilbao Vizcaya Argentaria SA	20,066	199,751
Banco de Sabadell SA	19,790	38,598
Bankinter SA(1)	5,547	45,255
CaixaBank SA(1)	21,793	132,801
Ebro Foods SA(1)	1,341	23,953
Ence Energia y Celulosa SA(1)	9,147	28,611
Ercros SA	8,525	33,666
Ferrovial SE(1)	5,414	217,279
Grifols SA(3)	11,886	133,423
Iberdrola SA	26,464	393,110
Indra Sistemas SA(1)	3,340	58,882
Industria de Diseno Textil SA(1)	8,221	468,717
Laboratorios Farmaceuticos Rovi SA	858	72,887
Logista Integral SA	2,665	81,649
Merlin Properties Socimi SA	11,362	126,781
Metrovacesa SA(1)(3)(4)	2,900	27,015
Puig Brands SA, Class B(3)	3,856	88,945
Redeia Corp. SA(1)	2,456	45,474
Repsol SA(1)	30,978	387,794
Telefonica SA(1)	88,860	416,989
Vidrala SA	739	79,908
Viscofan SA(1)	846	56,578
		$ 3,291,950
Sweden — 4.2%
Alfa Laval AB	1,197	$ 52,991
Alleima AB	7,335	44,822
Arjo AB, Class B	8,801	29,028
Assa Abloy AB, Class B	1,494	46,796
Atrium Ljungberg AB, Class B	2,504	50,232
Betsson AB, Class B	1,812	24,129
Bilia AB, Class A	2,195	25,879
BioArctic AB(1)(3)(4)	1,352	18,708
Boliden AB	2,585	80,869

19
See Notes to Financial Statements.

Tax-Managed International Equity Portfolio
October 31, 2024
Portfolio of Investments — continued

Security	Shares	Value
Sweden (continued)
BoneSupport Holding AB(3)(4)	2,221	$ 69,932
Camurus AB(3)	677	38,070
Cibus Nordic Real Estate AB(1)	2,069	33,411
Dios Fastigheter AB	3,475	25,919
Electrolux AB, Class B(1)(3)	4,456	37,398
Elekta AB, Class B	7,161	43,138
Epiroc AB, Class A(1)	2,897	56,579
Epiroc AB, Class B	1,712	29,493
Essity AB, Class B	13,063	369,144
Evolution AB(4)	1,831	173,115
Fabege AB(1)	3,866	30,831
H & M Hennes & Mauritz AB, Class B(1)	4,833	72,047
Hemnet Group AB	1,721	54,244
Hexagon AB, Class B(1)	13,262	123,988
Holmen AB, Class B(1)	2,015	79,629
Hufvudstaden AB, Class A	2,401	28,377
Investor AB, Class B	3,101	87,771
L E Lundbergforetagen AB, Class B	987	48,866
Mycronic AB	1,879	73,201
Nyfosa AB	5,192	52,524
Orron Energy AB(1)(3)	4,713	3,163
Pandox AB(1)	1,960	34,081
Paradox Interactive AB	1,527	28,781
Skandinaviska Enskilda Banken AB, Class A	7,648	108,015
Skanska AB, Class B	1,238	25,203
SKF AB, Class B	2,466	46,775
Spotify Technology SA(3)	819	315,397
Svenska Cellulosa AB SCA, Class B(1)	9,048	119,789
Swedbank AB, Class A	4,828	97,963
Swedish Orphan Biovitrum AB(3)	3,775	117,773
Telefonaktiebolaget LM Ericsson, Class B	20,602	172,729
Tethys Oil AB(1)	4,284	22,840
Trelleborg AB, Class B	1,004	33,398
Volvo AB, Class B	3,167	82,490
Wallenstam AB, Class B	5,276	24,954
Wihlborgs Fastigheter AB	6,283	66,046
		$ 3,200,528
Switzerland — 8.5%
ABB Ltd.	5,987	$ 332,704
ALSO Holding AG(1)	245	65,162
Baloise Holding AG(1)	495	94,733
Banque Cantonale Vaudoise(1)	570	56,799
BKW AG(1)	330	57,981
Cembra Money Bank AG	670	60,336
Cie Financiere Richemont SA, Class A(1)	5,879	855,984
Security	Shares	Value
Switzerland (continued)
DKSH Holding AG	773	$ 55,223
Flughafen Zurich AG	295	69,544
Forbo Holding AG	26	25,561
Galenica AG(1)(4)	858	74,674
Givaudan SA	82	389,291
Helvetia Holding AG(1)	425	71,787
Holcim AG	5,395	529,793
Intershop Holding AG	390	54,858
Kuehne & Nagel International AG(1)	323	80,633
Landis & Gyr Group AG	644	51,877
Logitech International SA	2,732	223,701
Nestle SA	9,429	890,971
Novartis AG	4,146	449,867
PSP Swiss Property AG	379	53,822
Roche Holding AG	1,074	332,836
Schindler Holding AG	320	91,229
Schindler Holding AG PC	353	102,733
SGS SA(1)	900	95,280
Softwareone Holding AG	3,343	30,207
Stadler Rail AG(1)	1,511	43,171
Swatch Group AG, Bearer Shares(1)	732	150,209
Swiss Life Holding AG	172	140,059
Swiss Prime Site AG(1)	1,669	181,056
Swiss Re AG	1,370	174,932
Swisscom AG	366	222,997
u-blox Holding AG(1)	172	13,163
Valiant Holding AG	145	16,899
Zurich Insurance Group AG	496	292,444
		$ 6,432,516
United Kingdom — 8.4%
Admiral Group PLC	1,759	$ 58,206
Airtel Africa PLC(4)	11,960	15,717
Assura PLC	41,543	21,657
AstraZeneca PLC	3,884	552,668
Aviva PLC	12,379	72,545
B&M European Value Retail SA	4,833	24,179
Babcock International Group PLC	2,639	16,079
BAE Systems PLC	5,635	90,821
Berkeley Group Holdings PLC	491	28,019
Big Yellow Group PLC	5,278	81,852
Bloomsbury Publishing PLC	7,288	63,695
BP PLC	18,027	88,167
British American Tobacco PLC	7,381	258,107
British Land Co. PLC	7,798	40,128
BT Group PLC(1)	23,226	41,472

20
See Notes to Financial Statements.

Tax-Managed International Equity Portfolio
October 31, 2024
Portfolio of Investments — continued

Security	Shares	Value
United Kingdom (continued)
Bunzl PLC	1,400	$ 61,634
Bytes Technology Group PLC	8,523	49,634
Centrica PLC	101,559	153,738
Compass Group PLC	7,473	242,696
Computacenter PLC	1,269	35,706
Derwent London PLC	1,158	32,762
Direct Line Insurance Group PLC	9,041	19,117
FDM Group Holdings PLC	5,930	27,021
Fresnillo PLC	7,097	67,533
Glencore PLC(3)	42,265	221,665
Grainger PLC	16,347	48,032
Great Portland Estates PLC	3,877	15,728
GSK PLC	1,386	25,029
HSBC Holdings PLC	29,049	266,612
Informa PLC	20,603	215,237
InterContinental Hotels Group PLC	410	45,222
Intertek Group PLC	919	55,169
Johnson Matthey PLC	3,035	58,402
Land Securities Group PLC	7,777	60,402
London Stock Exchange Group PLC	999	135,400
Manchester United PLC, Class A(1)(3)	3,500	56,875
MONY Group PLC	30,827	74,658
National Grid PLC	31,914	400,717
NCC Group PLC	21,199	42,184
Next PLC	1,020	129,045
Pearson PLC	7,487	109,942
QinetiQ Group PLC	8,311	49,060
RELX PLC	4,013	184,035
Rentokil Initial PLC	8,784	44,059
Rio Tinto PLC	3,810	246,233
Sage Group PLC	15,349	191,828
Shaftesbury Capital PLC	57,908	101,625
Shell PLC	14,923	498,239
Sirius Real Estate Ltd.	31,652	36,656
Smiths Group PLC	2,292	45,228
Spectris PLC	1,769	57,597
Spirent Communications PLC(3)	24,480	52,943
Standard Chartered PLC	7,613	88,283
Supermarket Income REIT PLC	58,122	53,168
Unilever PLC	5,865	357,777
UNITE Group PLC	4,967	56,187
Vodafone Group PLC	101,170	94,080
Security	Shares	Value
United Kingdom (continued)
Weir Group PLC	1,354	$ 36,463
Whitbread PLC	806	31,359
		$ 6,328,292
Total Common Stocks (identified cost $61,674,371)		$74,359,230

Preferred Stocks — 0.0%(5)
Security	Shares	Value
Italy — 0.0%(5)
Danieli & C Officine Meccaniche SpA, 1.78%	1,102	$ 22,276
Total Preferred Stocks (identified cost $20,107)		$ 22,276

Rights — 0.0%
Security	Shares	Value
Italy — 0.0%
Sesa SpA, Exp. 11/28/24(1)(3)	226	$ 0
Total Rights (identified cost $0)		$ 0

Short-Term Investments — 11.8%
Affiliated Fund — 0.8%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.78%(6)	553,390	$ 553,390
Total Affiliated Fund (identified cost $553,390)		$ 553,390

Securities Lending Collateral — 11.0%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 4.86%(7)	8,308,157	$ 8,308,157
Total Securities Lending Collateral (identified cost $8,308,157)		$ 8,308,157
Total Short-Term Investments (identified cost $8,861,547)		$ 8,861,547

21
See Notes to Financial Statements.

Tax-Managed International Equity Portfolio
October 31, 2024
Portfolio of Investments — continued

Value
Total Investments — 110.3% (identified cost $70,556,025)	$83,243,053
Other Assets, Less Liabilities — (10.3)%	$(7,757,355)
Net Assets — 100.0%	$75,485,698
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	All or a portion of this security was on loan at October 31, 2024. The aggregate market value of securities on loan at October 31, 2024 was $10,785,102.
(2)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2024, the aggregate value of these securities is $363,486 or 0.5% of the Portfolio's net assets.
(3)	Non-income producing security.
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2024, the aggregate value of these securities is $1,475,811 or 2.0% of the Portfolio's net assets.
(5)	Amount is less than 0.05%.
(6)	May be deemed to be an affiliated investment company (see Note 7). The rate shown is the annualized seven-day yield as of October 31, 2024.
(7)	Represents investment of cash collateral received in connection with securities lending.
Sector Classification of Portfolio
Sector	Percentage of Net Assets	Value
Financials	12.1%	$9,165,506
Industrials	11.5	8,668,009
Consumer Discretionary	10.1	7,646,981
Consumer Staples	9.7	7,343,515
Health Care	9.7	7,298,521
Materials	9.1	6,905,078
Communication Services	8.9	6,715,984
Information Technology	8.3	6,244,965
Real Estate	7.2	5,469,895
Utilities	7.0	5,248,567
Energy	4.9	3,674,485
Short-Term Investments	11.8	8,861,547
Total Investments	110.3%	$83,243,053
Abbreviations:
ADR	– American Depositary Receipt
CDI	– CHESS Depositary Interest
PC	– Participation Certificate
PFC Shares	– Preference Shares

22
See Notes to Financial Statements.

Tax-Managed International Equity Portfolio
October 31, 2024
Statement of Assets and Liabilities

October 31, 2024
Assets
Unaffiliated investments, at value (identified cost $70,002,635) — including $10,785,102 of securities on loan	$82,689,663
Affiliated investments, at value (identified cost $553,390)	553,390
Foreign currency, at value (identified cost $314,015)	306,732
Interest and dividends receivable	126,417
Dividends receivable from affiliated investments	1,063
Receivable for investments sold	135,036
Securities lending income receivable	3,636
Tax reclaims receivable	289,717
Trustees' deferred compensation plan	44,176
Total assets	$84,149,830
Liabilities
Collateral for securities loaned	$8,308,157
Payable for investments purchased	180,352
Payable to affiliates:
Investment adviser fee	32,794
Trustees' fees	412
Trustees' deferred compensation plan	44,176
Accrued expenses	98,241
Total liabilities	$8,664,132
Net Assets applicable to investors' interest in Portfolio	$75,485,698
23
See Notes to Financial Statements.

Tax-Managed International Equity Portfolio
October 31, 2024
Statement of Operations

Year Ended
October 31, 2024
Investment Income
Dividend income (net of foreign taxes withheld of $319,488)	$2,327,818
Dividend income from affiliated investments	9,893
Securities lending income, net	53,731
Total investment income	$2,391,442
Expenses
Investment adviser fee	$357,241
Trustees’ fees and expenses	4,906
Custodian fee	75,988
Legal and accounting services	59,248
Miscellaneous	919
Total expenses	$498,302
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$281
Total expense reductions	$281
Net expenses	$498,021
Net investment income	$1,893,421
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$(427,982)
Foreign currency transactions	6,228
Net realized loss	$(421,754)
Change in unrealized appreciation (depreciation):
Investments	$10,929,021
Foreign currency	(1,839)
Net change in unrealized appreciation (depreciation)	$10,927,182
Net realized and unrealized gain	$10,505,428
Net increase in net assets from operations	$12,398,849
24
See Notes to Financial Statements.

Tax-Managed International Equity Portfolio
October 31, 2024
Statements of Changes in Net Assets

	Year Ended October 31,
	2024	2023
Increase (Decrease) in Net Assets
From operations:
Net investment income	$1,893,421	$1,830,919
Net realized gain (loss)	(421,754)	154,582
Net change in unrealized appreciation (depreciation)	10,927,182	5,622,277
Net increase in net assets from operations	$12,398,849	$7,607,778
Capital transactions:
Contributions	$7,547,472	$4,123,770
Withdrawals	(7,036,420)	(8,732,642)
Net increase (decrease) in net assets from capital transactions	$511,052	$(4,608,872)
Net increase in net assets	$12,909,901	$2,998,906
Net Assets
At beginning of year	$62,575,797	$59,576,891
At end of year	$75,485,698	$62,575,797
25
See Notes to Financial Statements.

Tax-Managed International Equity Portfolio
October 31, 2024
Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2024	2023	2022	2021	2020
Ratios (as a percentage of average daily net assets):(1)
Total expenses	0.70%	0.72%	0.69%	0.68%	0.69%
Net expenses	0.70%(2)	0.72%(2)	0.69%(2)	0.68%	0.69%
Net investment income	2.65%	2.75%	2.34%	2.31%	1.74%
Portfolio Turnover	17%	36%	22%	23%	10%
Total Return	20.24%	12.91%	(25.13)%	31.20%	(5.07)%
Net assets, end of year (000’s omitted)	$75,486	$62,576	$59,577	$77,087	$60,016
(1)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
(2)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022).
26
See Notes to Financial Statements.

Tax-Managed International Equity Portfolio
October 31, 2024
Notes to Financial Statements

1  Significant Accounting Policies
Tax-Managed International Equity Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing in a diversified portfolio of foreign equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2024, Parametric Tax-Managed International Equity Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 48.3% and 51.7%, respectively, in the Portfolio.
The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio's Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Portfolio’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries (the “EU reclaims”). These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, the EU reclaims are recorded as income only when the likelihood of their receipt becomes certain.
D  Federal Taxes—The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.
27

Tax-Managed International Equity Portfolio
October 31, 2024
Notes to Financial Statements — continued

As of October 31, 2024, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
F  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
G  Indemnifications—Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.
2  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate as a percentage of the Portfolio’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $1 billion	0.500%
$1 billion but less than $2.5 billion	0.475%
$2.5 billion but less than $5 billion	0.455%
$5 billion and over	0.440%
For the year ended October 31, 2024, the investment adviser fee amounted to $357,241 or 0.50% of the Portfolio’s average daily net assets. Pursuant to an investment sub-advisory agreement, BMR has delegated the investment management of the Portfolio to Parametric Portfolio Associates LLC (Parametric), an affiliate of BMR and an indirect, wholly-owned subsidiary of Morgan Stanley. BMR pays Parametric a portion of its investment adviser fee for sub-advisory services provided to the Portfolio. The Portfolio may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley.  The investment adviser fee paid by the Portfolio is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Fund. For the year ended October 31, 2024, the investment adviser fee paid was reduced by $281 relating to the Portfolio's investment in the Liquidity Fund.
Trustees and officers of the Portfolio who are members of BMR’s organization receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Portfolio are officers of the above organization.
3  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations, aggregated $13,595,805 and $11,999,584, respectively, for the year ended October 31, 2024.
28

Tax-Managed International Equity Portfolio
October 31, 2024
Notes to Financial Statements — continued

4  Federal Income Tax Basis of Investments
The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2024, as determined on a federal income tax basis, were as follows:
Aggregate cost	$71,345,269
Gross unrealized appreciation	$15,842,989
Gross unrealized depreciation	(3,945,205)
Net unrealized appreciation	$11,897,784
5  Line of Credit
The Portfolio participates with other portfolios and funds managed by BMR and its affiliates in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 21, 2025. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings generally at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2024, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2024.
6  Securities Lending Agreement
The Portfolio has established a securities lending agreement with State Street Bank and Trust Company (SSBT) as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Portfolio on the next business day. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund registered under the 1940 Act. The Portfolio earns interest on the amount invested but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. For security loans secured by non-cash collateral, the Portfolio earns a negotiated lending fee from the borrower. A portion of the income earned by the Portfolio from its investment of cash collateral, net of rebate fees, and lending fees received is allocated to SSBT for its services as lending agent and the portion allocated to the Portfolio is presented as securities lending income, net on the Statement of Operations. Non-cash collateral is held by the lending agent on behalf of the Portfolio and cannot be sold or re-pledged by the Portfolio; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The Portfolio is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Portfolio in the event of default by a borrower with respect to a loan. The Portfolio bears the risk of loss with respect to the investment of cash collateral.
At October 31, 2024, the value of the securities loaned and the value of the collateral received, which exceeded the value of the securities loaned, amounted to $10,785,102 and $11,416,830, respectively. Collateral received was comprised of cash of $8,308,157 and U.S. government and/or agencies securities of $3,108,673. The securities lending transactions have no contractual maturity date and each of the Portfolio and borrower has the option to terminate a loan at any time.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2024.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$8,308,157	$ —	$ —	$ —	$8,308,157
29

Tax-Managed International Equity Portfolio
October 31, 2024
Notes to Financial Statements — continued

The carrying amount of the liability for collateral for securities loaned at October 31, 2024 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 8) at October 31, 2024.
7  Affiliated Investments
At October 31, 2024, the value of the Portfolio's investment in funds that may be deemed to be affiliated was $553,390, which represents 0.8% of the Portfolio's net assets. Transactions in such investments by the Portfolio for the year ended October 31, 2024 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$25,783	$7,822,201	$(7,294,594)	$ —	$ —	$553,390	$9,893	553,390
8  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At October 31, 2024, the hierarchy of inputs used in valuing the Portfolio's investments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks:
Asia	$ —	$ 15,855,079	$ —	$15,855,079
Australasia/Pacific	—	7,109,540	—	7,109,540
Developed Europe	886,799	48,871,547	—	49,758,346
Developed Middle East	218,484	1,417,781	—	1,636,265
Total Common Stocks	$1,105,283	$73,253,947*	$ —	$74,359,230
Preferred Stocks	$ —	$ 22,276	$ —	$ 22,276
Rights	0	—	—	0
Short-Term Investments:
Affiliated Fund	553,390	—	—	553,390
Securities Lending Collateral	8,308,157	—	—	8,308,157
Total Investments	$9,966,830	$ 73,276,223	$ —	$83,243,053
*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
30

Tax-Managed International Equity Portfolio
October 31, 2024
Notes to Financial Statements — continued

9  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country, and by acts of terrorism and war. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
10  Subsequent Event - Portfolio Termination
On October 17, 2024, the Portfolio’s Trustees approved the termination of the Portfolio. The Portfolio made a pro rata distribution of net assets to each interest holder as of the close of business on November 19, 2024.
31

Tax-Managed International Equity Portfolio
October 31, 2024
Report of Independent Registered Public Accounting Firm

 To the Trustees and Investors of Tax-Managed International Equity Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Tax-Managed International Equity Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 18, 2024
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
32

Parametric
Tax-Managed International Equity Fund
October 31, 2024
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 6, 2024, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised of all of the Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings held between April and June 2024, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios, and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other funds, collective investment trusts and institutional accounts) with the same or substantially similar investment objective as the fund and with a significant overlap in holdings based on criteria set by the Board, if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used by the adviser to determine the value of fund assets, including, when necessary, the determination of “fair value” by the adviser in its role as each funds’ valuation designee and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other funds and investment accounts, as applicable;
1    Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report. Eaton Vance Management and Boston Management and Research are referred to collectively as the “adviser.”
33

Parametric
Tax-Managed International Equity Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The personal trading codes of ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, including descriptions of their various compliance programs and their record of compliance and remediation;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund;
• A description of the adviser’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost, and character of the administrative and other non-investment advisory services provided by the adviser and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule), and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates, and other relevant matters;
• The risks that the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 6, 2024 meeting, the Board and its committees received information from portfolio managers and other investment professionals of the adviser and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Board and its committees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the funds, and received and participated in reports and presentations provided by the adviser and sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular video or telephone conferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Kirkland & Ellis LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Parametric Tax-Managed International Equity Fund (the “Fund”) and Eaton Vance Management (“EVM”), as well as the investment advisory agreement between Tax-Managed International Equity Portfolio (the “Portfolio”), the portfolio in which the Fund invests, and Boston Management and Research (“BMR”) (EVM, with respect to the Fund, and BMR, with respect to the Portfolio, are each referred to herein as the “Adviser”), and the sub-advisory agreement between EVM and Parametric Portfolio Associates LLC (the “Sub-adviser”), an affiliate of the Advisers, with respect to the Fund, and the sub-advisory agreement between BMR and the
34

Parametric
Tax-Managed International Equity Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

Sub-adviser, with respect to the Portfolio, including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Fund and the Portfolio (together, the “investment advisory agreements”) and sub-advisory agreements for the Fund and the Portfolio (together, the “sub-advisory agreements”).
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreements and sub-advisory agreements for the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Fund and to the Portfolio by the applicable Adviser and the Sub-adviser, respectively.
The Board considered each Adviser’s and the Sub-adviser’s management capabilities and investment processes in light of the types of investments held by the Fund and the Portfolio, including the education and experience of the investment professionals who provide services to the Portfolio. Regarding each Adviser, the Board considered such Adviser’s responsibilities with respect to oversight of the Sub-adviser. The Board also considered each Adviser’s in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. With respect to the Sub-adviser, the Board considered the Sub-adviser’s experience in deploying quantitative-based investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of each Adviser and other factors, including the reputation and resources of each Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund and the Portfolio, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund and the Portfolio, including the provision of administrative services. The Board also considered the business-related and other risks to which each Adviser or its affiliates may be subject in managing the Fund and the Portfolio.
The Board noted that, under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it would receive a fee, or in the Portfolio, for which it receives no separate fee but for which BMR receives an advisory fee from the Portfolio.
The Board considered the compliance programs of each Adviser and relevant affiliates thereof, including the Sub-adviser. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, compliance with policies and procedures, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered relevant examinations of each Adviser and its affiliates by regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by each Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the applicable investment advisory agreement and the applicable sub-advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2023. In this regard, the Board noted that the performance of the Fund was consistent with the median performance of the Fund’s peer group for the three-year period. The Board also noted that the performance of the Fund was lower than its benchmark index for the three-year period. The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Portfolio and by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2023, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by each Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by each Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by each Adviser and its affiliates to third parties in respect of distribution or other services.
35

Parametric
Tax-Managed International Equity Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by each Adviser and its affiliates, including the Sub-adviser, are not excessive.
The Board also considered direct or indirect fall-out benefits received by each Adviser and its affiliates, including the Sub-adviser, in connection with their respective relationships with the Fund and the Portfolio, including the benefits of research services that may be available to each Adviser or the Sub-adviser as a result of securities transactions effected for the Fund and the Portfolio and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the applicable Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. To assist in the evaluation of the sharing of any economies of scale, the Board received data showing for recent years, asset levels, Adviser profitability and total expense ratios. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by each Adviser. The Board also concluded that the structure of the advisory fees, which include breakpoints at several asset levels, will allow the Fund and the Portfolio to continue to benefit from any economies of scale in the future.
36

ETIGX-NCSR    10.31.24

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
Annual Financial Statements and
Additional Information
October 31, 2024

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the prospectus and/or statement of additional information, which can be obtained by calling 1-800-262-1122 or from a financial intermediary. Prospective investors should read the prospectus carefully before investing.

Annual Financial Statements and Additional Information October 31, 2024
Eaton Vance
Tax-Managed Multi-Cap Growth Fund

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2024
Statement of Assets and Liabilities

October 31, 2024
Assets
Investment in Tax-Managed Multi-Cap Growth Portfolio, at value (identified cost $36,788,534)	$152,127,146
Receivable for Fund shares sold	65,006
Total assets	$152,192,152
Liabilities
Payable for Fund shares redeemed	$88,307
Payable to affiliates:
Administration fee	19,524
Distribution and service fees	37,338
Trustees' fees	43
Payable for custodian fee	11,540
Payable for transfer and dividend disbursing agent fees	16,716
Payable for legal and accounting services	31,239
Accrued expenses	7,146
Total liabilities	$211,853
Net Assets	$151,980,299
Sources of Net Assets
Paid-in capital	$43,955,450
Distributable earnings	108,024,849
Net Assets	$151,980,299
Class A Shares
Net Assets	$144,508,773
Shares Outstanding	2,502,680
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$57.74
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$60.94
Class C Shares
Net Assets	$7,471,526
Shares Outstanding	160,148
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$46.65
On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
1
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2024
Statement of Operations

Year Ended
October 31, 2024
Investment Income
Dividend income allocated from Portfolio (net of foreign taxes withheld of $6,455)	$798,563
Securities lending income allocated from Portfolio, net	6,002
Expenses allocated from Portfolio	(996,452)
Total investment loss from Portfolio	$(191,887)
Expenses
Administration fee	$213,693
Distribution and service fees:
Class A	338,449
Class C	70,828
Trustees’ fees and expenses	501
Custodian fee	19,456
Transfer and dividend disbursing agent fees	66,075
Legal and accounting services	38,220
Printing and postage	8,256
Registration fees	40,562
ReFlow liquidity program fees	5,762
Miscellaneous	9,207
Total expenses	$811,009
Net investment loss	$(1,002,896)
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss):
Investment transactions	$5,793,358
Foreign currency transactions	(10)
Net realized gain	$5,793,348
Change in unrealized appreciation (depreciation):
Investments	$34,436,035
Foreign currency	(1)
Net change in unrealized appreciation (depreciation)	$34,436,034
Net realized and unrealized gain	$40,229,382
Net increase in net assets from operations	$39,226,486
2
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2024
Statements of Changes in Net Assets

	Year Ended October 31,
	2024	2023
Increase (Decrease) in Net Assets
From operations:
Net investment loss	$(1,002,896)	$(725,216)
Net realized gain	5,793,348	1,378,349
Net change in unrealized appreciation (depreciation)	34,436,034	17,903,261
Net increase in net assets from operations	$39,226,486	$18,556,394
Transactions in shares of beneficial interest:
Class A	$(2,316,673)	$(1,019,437)
Class C	(636,423)	(2,418,354)
Net decrease in net assets from Fund share transactions	$(2,953,096)	$(3,437,791)
Net increase in net assets	$36,273,390	$15,118,603
Net Assets
At beginning of year	$115,706,909	$100,588,306
At end of year	$151,980,299	$115,706,909
3
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2024
Financial Highlights

	Class A
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$43.06	$36.29	$51.60	$39.63	$32.25
Income (Loss) From Operations
Net investment loss(1)	$(0.36)	$(0.25)	$(0.33)	$(0.39)	$(0.23)
Net realized and unrealized gain (loss)	15.04	7.02	(13.38)	13.73	8.36
Total income (loss) from operations	$14.68	$6.77	$(13.71)	$13.34	$8.13
Less Distributions
From net realized gain	$—	$—	$(1.60)	$(1.37)	$(0.75)
Total distributions	$—	$—	$(1.60)	$(1.37)	$(0.75)
Net asset value — End of year	$57.74	$43.06	$36.29	$51.60	$39.63
Total Return(2)	34.09%	18.66%	(27.42)%	34.39%	25.65%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$144,509	$109,562	$93,206	$136,537	$101,649
Ratios (as a percentage of average daily net assets):(3)(4)
Total expenses	1.23%	1.26%	1.28%	1.25%	1.28%
Net expenses	1.23%(5)	1.26%(5)	1.28%(5)	1.25%	1.28%
Net investment loss	(0.67)%	(0.60)%	(0.79)%	(0.83)%	(0.64)%
Portfolio Turnover of the Portfolio	8%	2%	0%(6)	13%	24%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022).
(6)	Amount is less than 0.5%.
4
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2024
Financial Highlights — continued

	Class C
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$35.05	$29.77	$42.92	$33.41	$27.51
Income (Loss) From Operations
Net investment loss(1)	$(0.61)	$(0.45)	$(0.54)	$(0.61)	$(0.42)
Net realized and unrealized gain (loss)	12.21	5.73	(11.01)	11.49	7.07
Total income (loss) from operations	$11.60	$5.28	$(11.55)	$10.88	$6.65
Less Distributions
From net realized gain	$—	$—	$(1.60)	$(1.37)	$(0.75)
Total distributions	$—	$—	$(1.60)	$(1.37)	$(0.75)
Net asset value — End of year	$46.65	$35.05	$29.77	$42.92	$33.41
Total Return(2)	33.10%	17.74%	(27.95)%	33.40%	24.67%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$7,472	$6,145	$7,382	$13,300	$14,982
Ratios (as a percentage of average daily net assets):(3)(4)
Total expenses	1.98%	2.01%	2.03%	2.00%	2.03%
Net expenses	1.98%(5)	2.01%(5)	2.03%(5)	2.00%	2.03%
Net investment loss	(1.41)%	(1.34)%	(1.53)%	(1.57)%	(1.39)%
Portfolio Turnover of the Portfolio	8%	2%	0%(6)	13%	24%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022).
(6)	Amount is less than 0.5%.
5
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2024
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Tax-Managed Multi-Cap Growth Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests its assets in interests in Tax-Managed Multi-Cap Growth Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (55.1% at October 31, 2024). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.
B  Income—The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.
C  Federal Taxes—The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of October 31, 2024, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
D  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
E  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
F  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Other—Investment transactions are accounted for on a trade date basis.
6

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2024
Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information
It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
During the year ended October 31, 2024, distributable earnings was decreased by $1,413,810 and paid-in capital was increased by $1,413,810 due to differences between book and tax accounting, primarily for net operating losses and redemptions in-kind. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of October 31, 2024, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed long-term capital gains	$ 3,410,145
Net unrealized appreciation	104,614,704
Distributable earnings	$108,024,849
3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate as a percentage of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.650%
$500 million but less than $1 billion	0.625%
$1 billion but less than $2.5 billion	0.600%
$2.5 billion and over	0.600%
For the year ended October 31, 2024, the Fund incurred no investment adviser fee on such assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR) to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2024, the administration fee amounted to $213,693.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2024, EVM earned $19,166 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund's principal underwriter, received $10,475 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2024. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).
Trustees and officers of the Fund who are members of EVM’s or BMR's organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.
4  Distribution Plans
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2024 amounted to $338,449 for Class A shares.
7

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2024
Notes to Financial Statements — continued

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2024, the Fund paid or accrued to EVD $53,121 for Class C shares.
Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2024 amounted to $17,707 for Class C shares.
Distribution fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 12 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2024, the Fund was informed that EVD received $161 paid by Class C shareholders and no CDSCs paid by Class A shareholders.
6  Investment Transactions
For the year ended October 31, 2024, increases and decreases in the Fund's investment in the Portfolio aggregated $2,570,842 and $6,316,526, respectively.
7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Sales and redemptions of Class A shares include shares purchased and redeemed in connection with the ReFlow liquidity program, a program designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Transactions in Fund shares, including direct exchanges pursuant to share class conversions, were as follows:
	Year Ended October 31, 2024		Year Ended October 31, 2023
	Shares	Amount	Shares	Amount
Class A
Sales	165,673	$ 8,827,723	226,680	$ 9,130,028
Redemptions	(207,336)	(11,144,396)	(250,401)	(10,149,465)
Net decrease	(41,663)	$(2,316,673)	(23,721)	$(1,019,437)
Class C
Sales	15,217	$ 666,793	14,556	$ 482,415
Redemptions	(30,375)	(1,303,216)	(87,232)	(2,900,769)
Net decrease	(15,158)	$ (636,423)	(72,676)	$(2,418,354)
8

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2024
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Multi-Cap Growth Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Multi-Cap Growth Fund (the “Fund") (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 18, 2024
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
9

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2024
Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2025 will show the tax status of all distributions paid to your account in calendar year 2024. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of capital gains dividends.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2024, $3,538,189 or, if subsequently determined to be different, the net capital gain of such year.
10

Tax-Managed Multi-Cap Growth Portfolio
October 31, 2024
Portfolio of Investments

Common Stocks — 99.0%
Security	Shares	Value
Biotechnology — 2.2%
Vertex Pharmaceuticals, Inc.(1)	13,017	$ 6,195,832
		$ 6,195,832
Broadline Retail — 8.3%
Amazon.com, Inc.(1)	122,446	$ 22,823,934
		$ 22,823,934
Building Products — 0.4%
Trex Co., Inc.(1)	15,892	$ 1,125,948
		$ 1,125,948
Capital Markets — 1.0%
S&P Global, Inc.	5,966	$ 2,865,828
		$ 2,865,828
Chemicals — 1.7%
Celanese Corp.	4,789	$ 603,270
Ecolab, Inc.	7,531	1,850,593
Sherwin-Williams Co.	6,570	2,357,119
		$ 4,810,982
Commercial Services & Supplies — 2.0%
Copart, Inc.(1)	49,420	$ 2,543,647
Waste Connections, Inc.	16,156	2,855,573
		$ 5,399,220
Consumer Staples Distribution & Retail — 2.4%
BJ's Wholesale Club Holdings, Inc.(1)	20,442	$ 1,732,051
Performance Food Group Co.(1)	58,516	4,754,425
		$ 6,486,476
Electrical Equipment — 2.3%
AMETEK, Inc.	34,300	$ 6,288,562
		$ 6,288,562
Financial Services — 5.5%
Fiserv, Inc.(1)	13,974	$ 2,765,455
Shift4 Payments, Inc., Class A(1)(2)	13,838	1,251,509
Visa, Inc., Class A	38,845	11,259,223
		$ 15,276,187
Security	Shares	Value
Food Products — 0.9%
Mondelez International, Inc., Class A	35,144	$ 2,406,661
		$ 2,406,661
Ground Transportation — 3.0%
J.B. Hunt Transport Services, Inc.	14,100	$ 2,546,742
Norfolk Southern Corp.	8,734	2,187,256
Uber Technologies, Inc.(1)	47,387	3,414,233
		$ 8,148,231
Health Care Equipment & Supplies — 3.0%
Intuitive Surgical, Inc.(1)	7,415	$ 3,735,974
Stryker Corp.	12,668	4,513,355
		$ 8,249,329
Health Care Providers & Services — 1.7%
UnitedHealth Group, Inc.	8,285	$ 4,676,882
		$ 4,676,882
Hotels, Restaurants & Leisure — 1.3%
Booking Holdings, Inc.	735	$ 3,437,044
		$ 3,437,044
Interactive Media & Services — 13.3%
Alphabet, Inc., Class A	71,981	$ 12,316,669
Alphabet, Inc., Class C	74,231	12,818,951
Meta Platforms, Inc., Class A	20,515	11,643,904
		$ 36,779,524
IT Services — 4.7%
Accenture PLC, Class A(2)	7,692	$ 2,652,356
Gartner, Inc.(1)	3,812	1,915,530
GoDaddy, Inc., Class A(1)	44,180	7,369,224
Okta, Inc.(1)	15,035	1,080,866
		$ 13,017,976
Life Sciences Tools & Services — 1.1%
Danaher Corp.	11,868	$ 2,915,493
		$ 2,915,493
Pharmaceuticals — 1.4%
Zoetis, Inc.	21,452	$ 3,835,188
		$ 3,835,188

11
See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio
October 31, 2024
Portfolio of Investments — continued

Security	Shares	Value
Real Estate Management & Development — 0.5%
FirstService Corp.	7,851	$ 1,453,770
		$ 1,453,770
Semiconductors & Semiconductor Equipment — 9.6%
Monolithic Power Systems, Inc.	8,854	$ 6,722,842
NVIDIA Corp.	148,443	19,707,293
		$ 26,430,135
Software — 17.9%
Adobe, Inc.(1)	10,560	$ 5,048,525
Altair Engineering, Inc., Class A(1)(2)	7,902	821,729
Intuit, Inc.	6,414	3,914,464
Microsoft Corp.	74,352	30,212,935
Nutanix, Inc., Class A(1)	22,727	1,411,347
Salesforce, Inc.	27,530	8,021,416
		$ 49,430,416
Specialty Retail — 1.8%
TJX Cos., Inc.	44,664	$ 5,048,372
		$ 5,048,372
Technology Hardware, Storage & Peripherals — 9.5%
Apple, Inc.	116,404	$ 26,296,828
		$ 26,296,828
Textiles, Apparel & Luxury Goods — 1.0%
Lululemon Athletica, Inc.(1)	9,325	$ 2,777,917
		$ 2,777,917
Trading Companies & Distributors — 2.5%
United Rentals, Inc.	8,328	$ 6,768,998
		$ 6,768,998
Total Common Stocks (identified cost $71,902,102)		$272,945,733

Short-Term Investments — 1.1%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.78%(3)	3,098,737	$ 3,098,737
Total Short-Term Investments (identified cost $3,098,737)		$ 3,098,737
Total Investments — 100.1% (identified cost $75,000,839)		$276,044,470
Other Assets, Less Liabilities — (0.1)%		$ (138,352)
Net Assets — 100.0%		$275,906,118
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Non-income producing security.
(2)	All or a portion of this security was on loan at October 31, 2024. The aggregate market value of securities on loan at October 31, 2024 was $4,002,203.
(3)	May be deemed to be an affiliated investment company (see Note 7). The rate shown is the annualized seven-day yield as of October 31, 2024.

12
See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio
October 31, 2024
Statement of Assets and Liabilities

October 31, 2024
Assets
Unaffiliated investments, at value (identified cost $71,902,102) — including $4,002,203 of securities on loan	$272,945,733
Affiliated investments, at value (identified cost $3,098,737)	3,098,737
Dividends receivable	21,158
Dividends receivable from affiliated investments	12,025
Receivable for investments sold	72,668
Securities lending income receivable	2,389
Tax reclaims receivable	971
Trustees' deferred compensation plan	45,817
Total assets	$276,199,498
Liabilities
Payable to affiliates:
Investment adviser fee	$153,110
Trustees' fees	1,459
Trustees' deferred compensation plan	45,817
Payable for custodian fee	38,160
Payable for legal and accounting services	50,093
Accrued expenses	4,741
Total liabilities	$293,380
Net Assets applicable to investors' interest in Portfolio	$275,906,118
13
See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio
October 31, 2024
Statement of Operations

Year Ended
October 31, 2024
Investment Income
Dividend income (net of foreign taxes withheld of $11,654)	$1,345,033
Dividend income from affiliated investments	93,908
Securities lending income, net	10,813
Total investment income	$1,449,754
Expenses
Investment adviser fee	$1,670,297
Trustees’ fees and expenses	16,772
Custodian fee	63,819
Legal and accounting services	46,883
Miscellaneous	1,190
Total expenses	$1,798,961
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$2,654
Total expense reductions	$2,654
Net expenses	$1,796,307
Net investment loss	$(346,553)
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$10,444,122(1)
Foreign currency transactions	(19)
Net realized gain	$10,444,103
Change in unrealized appreciation (depreciation):
Investments	$61,869,838
Foreign currency	(2)
Net change in unrealized appreciation (depreciation)	$61,869,836
Net realized and unrealized gain	$72,313,939
Net increase in net assets from operations	$71,967,386
(1)	Includes $2,912,088 of net realized gains from redemptions in-kind.
14
See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio
October 31, 2024
Statements of Changes in Net Assets

	Year Ended October 31,
	2024	2023
Increase (Decrease) in Net Assets
From operations:
Net investment loss	$(346,553)	$(104,942)
Net realized gain	10,444,103(1)	2,460,551(2)
Net change in unrealized appreciation (depreciation)	61,869,836	31,766,001
Net increase in net assets from operations	$71,967,386	$34,121,610
Capital transactions:
Contributions	$4,507,326	$4,277,854
Withdrawals	(8,395,505)	(9,546,515)
Net decrease in net assets from capital transactions	$(3,888,179)	$(5,268,661)
Net increase in net assets	$68,079,207	$28,852,949
Net Assets
At beginning of year	$207,826,911	$178,973,962
At end of year	$275,906,118	$207,826,911
(1)	Includes $2,912,088 of net realized gains from redemptions in-kind.
(2)	Includes $2,960,554 of net realized gains from redemptions in-kind.
15
See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio
October 31, 2024
Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2024	2023	2022	2021	2020
Ratios (as a percentage of average daily net assets):(1)
Total expenses	0.70%	0.71%	0.72%	0.70%	0.71%
Net expenses	0.70%(2)	0.71%(2)	0.72%(2)	0.70%	0.71%
Net investment loss	(0.13)%	(0.05)%	(0.23)%	(0.28)%	(0.08)%
Portfolio Turnover	8%	2%	0%(3)	13%	24%
Total Return	34.79%	19.30%	(27.00)%	35.12%	26.36%
Net assets, end of year (000’s omitted)	$275,906	$207,827	$178,974	$262,354	$200,795
(1)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
(2)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022).
(3)	Amount is less than 0.5%.
16

Tax-Managed Multi-Cap Growth Portfolio
October 31, 2024
Notes to Financial Statements

1  Significant Accounting Policies
Tax-Managed Multi-Cap Growth Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing in a portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2024, Eaton Vance Tax-Managed Multi-Cap Growth Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 55.1% and 44.9%, respectively, in the Portfolio.
The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio's Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Portfolio’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries (the “EU reclaims”). These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, the EU reclaims are recorded as income only when the likelihood of their receipt becomes certain.
D  Federal Taxes—The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.
17

Tax-Managed Multi-Cap Growth Portfolio
October 31, 2024
Notes to Financial Statements — continued

As of October 31, 2024, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
F  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
G  Indemnifications—Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.
2  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate as a percentage of the Portfolio’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.650%
$500 million but less than $1 billion	0.625%
$1 billion but less than $2.5 billion	0.600%
$2.5 billion and over	0.600%
For the year ended October 31, 2024, the investment adviser fee amounted to $1,670,297 or 0.65% of the Portfolio’s average daily net assets. The Portfolio may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Portfolio is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Fund. For the year ended October 31, 2024, the investment adviser fee paid was reduced by $2,654 relating to the Portfolio’s investment in the Liquidity Fund.
Trustees and officers of the Portfolio who are members of BMR’s organization receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Portfolio are officers of the above organization.
3  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and in-kind transactions, aggregated $19,819,389 and $22,895,080, respectively, for the year ended October 31, 2024. In-kind sales for the year ended October 31, 2024 aggregated $3,202,996.
18

Tax-Managed Multi-Cap Growth Portfolio
October 31, 2024
Notes to Financial Statements — continued

4  Federal Income Tax Basis of Investments
The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2024, as determined on a federal income tax basis, were as follows:
Aggregate cost	$75,125,990
Gross unrealized appreciation	$200,918,480
Gross unrealized depreciation	—
Net unrealized appreciation	$200,918,480
5  Line of Credit
The Portfolio participates with other portfolios and funds managed by BMR and its affiliates in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 21, 2025. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings generally at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2024, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2024.
6  Securities Lending Agreement
The Portfolio has established a securities lending agreement with State Street Bank and Trust Company (SSBT) as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Portfolio on the next business day. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund registered under the 1940 Act. The Portfolio earns interest on the amount invested but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. For security loans secured by non-cash collateral, the Portfolio earns a negotiated lending fee from the borrower. A portion of the income earned by the Portfolio from its investment of cash collateral, net of rebate fees, and lending fees received is allocated to SSBT for its services as lending agent and the portion allocated to the Portfolio is presented as securities lending income, net on the Statement of Operations. Non-cash collateral is held by the lending agent on behalf of the Portfolio and cannot be sold or re-pledged by the Portfolio; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The Portfolio is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Portfolio in the event of default by a borrower with respect to a loan. The Portfolio bears the risk of loss with respect to the investment of cash collateral.
At October 31, 2024, the total value of securities on loan was $4,002,203 and the total value of collateral received was $4,147,910, comprised of U.S. government and/or agencies securities. The securities lending transactions have no contractual maturity date and each of the Portfolio and borrower has the option to terminate a loan at any time.
19

Tax-Managed Multi-Cap Growth Portfolio
October 31, 2024
Notes to Financial Statements — continued

7  Affiliated Investments
At October 31, 2024, the value of the Portfolio's investment in funds that may be deemed to be affiliated was $3,098,737, which represents 1.1% of the Portfolio's net assets. Transactions in such investments by the Portfolio for the year ended October 31, 2024 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$957,927	$9,921,995	$(7,781,185)	$ —	$ —	$3,098,737	$93,908	3,098,737
8  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At October 31, 2024, the hierarchy of inputs used in valuing the Portfolio's investments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks	$272,945,733*	$ —	$ —	$272,945,733
Short-Term Investments	3,098,737	—	—	3,098,737
Total Investments	$ 276,044,470	$ —	$ —	$276,044,470
*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.
20

Tax-Managed Multi-Cap Growth Portfolio
October 31, 2024
Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Multi-Cap Growth Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Tax-Managed Multi-Cap Growth Portfolio (the “Portfolio"), including the portfolio of investments, as of October 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 18, 2024
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
21

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2024
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 6, 2024, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised of all of the Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings held between April and June 2024, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios, and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other funds, collective investment trusts and institutional accounts) with the same or substantially similar investment objective as the fund and with a significant overlap in holdings based on criteria set by the Board, if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used by the adviser to determine the value of fund assets, including, when necessary, the determination of “fair value” by the adviser in its role as each funds’ valuation designee and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
1  Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report. Eaton Vance Management and Boston Management and Research are referred to collectively as the “adviser.”
22

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other funds and investment accounts, as applicable;
•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The personal trading codes of ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, including descriptions of their various compliance programs and their record of compliance and remediation;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund;
• A description of the adviser’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost, and character of the administrative and other non-investment advisory services provided by the adviser and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule), and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates, and other relevant matters;
• The risks that the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 6, 2024 meeting, the Board and its committees received information from portfolio managers and other investment professionals of the adviser and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Board and its committees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the funds, and received and participated in reports and presentations provided by the adviser and sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular video or telephone conferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Kirkland & Ellis LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Tax-Managed Multi-Cap Growth Fund (the “Fund”) and Eaton Vance Management (“EVM”), as well as the investment advisory agreement between Tax-Managed Multi-Cap Growth Portfolio
23

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

(the “Portfolio”), the portfolio in which the Fund invests, and Boston Management and Research (“BMR”) (EVM, with respect to the Fund, and BMR, with respect to the Portfolio, are each referred to herein as the “Adviser”), including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Fund and the Portfolio (together, the “investment advisory agreements”).
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreements for the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Fund and to the Portfolio by the applicable Adviser.
The Board considered each Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund and the Portfolio, including the education and experience of the investment professionals who provide services to the Portfolio. The Board specifically noted that each Adviser has devoted extensive resources to in-house equity research capabilities and also draws upon independent research available from third-party sources. The Board considered each Adviser’s experience managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of each Adviser and other factors, including the reputation and resources of each Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund and the Portfolio, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund and the Portfolio, including the provision of administrative services. The Board also considered the business-related and other risks to which each Adviser or its affiliates may be subject in managing the Fund and the Portfolio.
The Board noted that, under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it would receive a fee, or in the Portfolio, for which it receives no separate fee but for which BMR receives an advisory fee from the Portfolio.
The Board considered the compliance programs of each Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, compliance with policies and procedures, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered relevant examinations of each Adviser and its affiliates by regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by each Adviser, taken as a whole, are appropriate and consistent with the terms of the applicable investment advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2023. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group for the three-year period. The Board also noted that the performance of the Fund was lower than its primary and secondary benchmark indexes for the three-year period. The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Portfolio and by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2023, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered certain factors identified by management in response to requests from the Contract Review Committee regarding the Fund’s total expense ratio relative to comparable funds.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by each Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by each Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by each Adviser and its affiliates to third parties in respect of distribution or other services.
24

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by each Adviser and its affiliates are not excessive.
The Board also considered direct or indirect fall-out benefits received by each Adviser and its affiliates in connection with their respective relationships with the Fund and the Portfolio, including the benefits of research services that may be available to each Adviser as a result of securities transactions effected for the Fund and the Portfolio and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the applicable Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. To assist in the evaluation of the sharing of any economies of scale, the Board received data showing for recent years, asset levels, Adviser profitability and total expense ratios. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by each Adviser. The Board also concluded that the structure of the advisory fees, which include breakpoints at several asset levels, will allow the Fund and the Portfolio to continue to benefit from any economies of scale in the future.
25

EACPX-NCSR    10.31.24

Eaton Vance
Tax-Managed Small-Cap Fund
Annual Financial Statements and
Additional Information
October 31, 2024

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the prospectus and/or statement of additional information, which can be obtained by calling 1-800-262-1122 or from a financial intermediary. Prospective investors should read the prospectus carefully before investing.

Annual Financial Statements and Additional Information October 31, 2024
Eaton Vance
Tax-Managed Small-Cap Fund

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2024
Statement of Assets and Liabilities

October 31, 2024
Assets
Investment in Tax-Managed Small-Cap Portfolio, at value (identified cost $100,101,246)	$132,831,540
Receivable for Fund shares sold	37,732
Total assets	$132,869,272
Liabilities
Payable for Fund shares redeemed	$28,294
Payable to affiliates:
Distribution and service fees	22,390
Trustees' fees	43
Payable for custodian fee	11,068
Payable for transfer and dividend disbursing agent fees	26,223
Payable for legal and accounting services	32,270
Accrued expenses	10,338
Total liabilities	$130,626
Net Assets	$132,738,646
Sources of Net Assets
Paid-in capital	$99,747,843
Distributable earnings	32,990,803
Net Assets	$132,738,646
Class A Shares
Net Assets	$94,109,480
Shares Outstanding	2,938,822
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$32.02
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$33.79
Class C Shares
Net Assets	$2,435,579
Shares Outstanding	104,071
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$23.40
Class I Shares
Net Assets	$36,193,587
Shares Outstanding	1,087,296
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$33.29
On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
1
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2024
Statement of Operations

Year Ended
October 31, 2024
Investment Income
Dividend income allocated from Portfolio	$1,635,160
Expenses allocated from Portfolio	(866,765)
Total investment income from Portfolio	$768,395
Expenses
Distribution and service fees:
Class A	$226,924
Class C	23,537
Trustees’ fees and expenses	501
Custodian fee	18,770
Transfer and dividend disbursing agent fees	109,001
Legal and accounting services	39,088
Printing and postage	15,722
Registration fees	53,597
ReFlow liquidity program fees	7,214
Miscellaneous	11,490
Total expenses	$505,844
Net investment income	$262,551
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss):
Investment transactions	$5,773,631
Net realized gain	$5,773,631
Change in unrealized appreciation (depreciation):
Investments	$24,878,754
Net change in unrealized appreciation (depreciation)	$24,878,754
Net realized and unrealized gain	$30,652,385
Net increase in net assets from operations	$30,914,936
2
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2024
Statements of Changes in Net Assets

	Year Ended October 31,
	2024	2023
Increase (Decrease) in Net Assets
From operations:
Net investment income	$262,551	$286,333
Net realized gain	5,773,631	4,093,315
Net change in unrealized appreciation (depreciation)	24,878,754	(13,045,673)
Net increase (decrease) in net assets from operations	$30,914,936	$(8,666,025)
Distributions to shareholders:
Class A	$(1,208,454)	$(2,335,309)
Class C	(40,624)	(83,428)
Class I	(493,619)	(759,585)
Total distributions to shareholders	$(1,742,697)	$(3,178,322)
Transactions in shares of beneficial interest:
Class A	$(3,828,100)	$(2,786,288)
Class C	(165,137)	(235,003)
Class I	1,572,407	2,556,539
Net decrease in net assets from Fund share transactions	$(2,420,830)	$(464,752)
Net increase (decrease) in net assets	$26,751,409	$(12,309,099)
Net Assets
At beginning of year	$105,987,237	$118,296,336
At end of year	$132,738,646	$105,987,237
3
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2024
Financial Highlights

	Class A
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$25.10	$27.94	$34.81	$24.52	$26.96
Income (Loss) From Operations
Net investment income (loss)(1)	$0.05	$0.06	$(0.01)	$(0.05)	$0.02
Net realized and unrealized gain (loss)	7.27	(2.15)	(4.12)	10.37	(0.74)
Total income (loss) from operations	$7.32	$(2.09)	$(4.13)	$10.32	$(0.72)
Less Distributions
From net investment income	$(0.03)	$(0.04)	$(0.03)	$(0.03)	$—
From net realized gain	(0.37)	(0.71)	(2.71)	—	(1.72)
Total distributions	$(0.40)	$(0.75)	$(2.74)	$(0.03)	$(1.72)
Net asset value — End of year	$32.02	$25.10	$27.94	$34.81	$24.52
Total Return(2)	29.31%	(7.62)%	(12.82)%	42.10%	(3.09)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$94,109	$76,963	$88,303	$107,257	$78,430
Ratios (as a percentage of average daily net assets):(3)(4)
Total expenses	1.13%	1.14%	1.15%	1.11%	1.17%
Net expenses	1.13%(5)	1.14%(5)	1.15%(5)	1.11%	1.17%
Net investment income (loss)	0.15%	0.20%	(0.05)%	(0.16)%	0.06%
Portfolio Turnover of the Portfolio	34%	38%	43%	40%	44%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022).
4
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2024
Financial Highlights — continued

	Class C
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$18.55	$20.96	$26.78	$18.99	$21.41
Income (Loss) From Operations
Net investment loss(1)	$(0.13)	$(0.11)	$(0.18)	$(0.22)	$(0.12)
Net realized and unrealized gain (loss)	5.35	(1.59)	(3.10)	8.01	(0.58)
Total income (loss) from operations	$5.22	$(1.70)	$(3.28)	$7.79	$(0.70)
Less Distributions
From net realized gain	$(0.37)	$(0.71)	$(2.54)	$—	$(1.72)
Total distributions	$(0.37)	$(0.71)	$(2.54)	$—	$(1.72)
Net asset value — End of year	$23.40	$18.55	$20.96	$26.78	$18.99
Total Return(2)	28.30%	(8.31)%	(13.43)%	41.02%	(3.86)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,436	$2,073	$2,574	$3,236	$3,565
Ratios (as a percentage of average daily net assets):(3)(4)
Total expenses	1.88%	1.89%	1.90%	1.86%	1.92%
Net expenses	1.88%(5)	1.89%(5)	1.90%(5)	1.86%	1.92%
Net investment loss	(0.59)%	(0.55)%	(0.79)%	(0.87)%	(0.66)%
Portfolio Turnover of the Portfolio	34%	38%	43%	40%	44%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022).
5
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2024
Financial Highlights — continued

	Class I
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$26.08	$29.01	$36.02	$25.37	$27.77
Income (Loss) From Operations
Net investment income(1)	$0.13	$0.13	$0.06	$0.03	$0.08
Net realized and unrealized gain (loss)	7.55	(2.23)	(4.25)	10.71	(0.76)
Total income (loss) from operations	$7.68	$(2.10)	$(4.19)	$10.74	$(0.68)
Less Distributions
From net investment income	$(0.10)	$(0.12)	$(0.11)	$(0.09)	$—
From net realized gain	(0.37)	(0.71)	(2.71)	—	(1.72)
Total distributions	$(0.47)	$(0.83)	$(2.82)	$(0.09)	$(1.72)
Net asset value — End of year	$33.29	$26.08	$29.01	$36.02	$25.37
Total Return(2)	29.63%	(7.40)%	(12.56)%	42.46%	(2.89)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$36,194	$26,951	$27,419	$30,248	$20,346
Ratios (as a percentage of average daily net assets):(3)(4)
Total expenses	0.88%	0.89%	0.90%	0.86%	0.92%
Net expenses	0.88%(5)	0.89%(5)	0.90%(5)	0.86%	0.92%
Net investment income	0.40%	0.44%	0.19%	0.08%	0.32%
Portfolio Turnover of the Portfolio	34%	38%	43%	40%	44%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022).
6
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2024
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Tax-Managed Small-Cap Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests its assets in interests in Tax-Managed Small-Cap Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (64.8% at October 31, 2024). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.
B  Income—The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.
C  Federal Taxes—The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of October 31, 2024, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
D  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
E  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
F  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Other—Investment transactions are accounted for on a trade date basis.
7

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2024
Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information
It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended October 31, 2024 and October 31, 2023 was as follows:
	Year Ended October 31,
	2024	2023
Ordinary income	$200,575	$234,551
Long-term capital gains	$1,542,122	$2,943,771
During the year ended October 31, 2024, distributable earnings was decreased by $223,203 and paid-in capital was increased by $223,203 due to differences between book and tax accounting for the Fund's use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of October 31, 2024, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 54,507
Undistributed long-term capital gains	4,019,634
Net unrealized appreciation	28,916,662
Distributable earnings	$32,990,803
3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate as a percentage of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.6250%
$500 million but less than $1 billion	0.5625%
$1 billion but less than $1.5 billion	0.5000%
$1.5 billion and over	0.4375%
For the year ended October 31, 2024, the Fund incurred no investment adviser fee on such assets. To the extent that the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR) to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2024, EVM earned $31,409 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund's principal underwriter, received $2,936 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2024. EVD also received distribution and
8

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2024
Notes to Financial Statements — continued

service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).
Trustees and officers of the Fund who are members of EVM’s or BMR's organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.
4  Distribution Plans
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2024 amounted to $226,924 for Class A shares.
The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2024, the Fund paid or accrued to EVD $17,653 for Class C shares.
Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2024 amounted to $5,884 for Class C shares.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 12 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2024, the Fund was informed that EVD received $838 paid by Class C shareholders and no CDSCs paid by Class A shareholders.
6  Investment Transactions
For the year ended October 31, 2024, increases and decreases in the Fund's investment in the Portfolio aggregated $2,388,537 and $6,959,116, respectively.
7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Sales and redemptions of Class I shares include shares purchased and redeemed in connection with the ReFlow liquidity program, a program designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Transactions in Fund shares, including direct exchanges pursuant to share class conversions, were as follows:
	Year Ended October 31, 2024		Year Ended October 31, 2023
	Shares	Amount	Shares	Amount
Class A
Sales	58,974	$ 1,802,699	73,010	$ 2,062,811
Issued to shareholders electing to receive payments of distributions in Fund shares	38,900	1,137,059	82,542	2,187,359
Redemptions	(224,790)	(6,767,858)	(249,931)	(7,036,458)
Net decrease	(126,916)	$(3,828,100)	(94,379)	$(2,786,288)
9

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2024
Notes to Financial Statements — continued

	Year Ended October 31, 2024		Year Ended October 31, 2023
	Shares	Amount	Shares	Amount
Class C
Sales	12,263	$ 278,025	10,417	$ 212,806
Issued to shareholders electing to receive payments of distributions in Fund shares	1,890	40,624	4,235	83,420
Redemptions	(21,855)	(483,786)	(25,719)	(531,229)
Net decrease	(7,702)	$ (165,137)	(11,067)	$ (235,003)
Class I
Sales	334,337	$10,267,056	437,764	$12,709,225
Issued to shareholders electing to receive payments of distributions in Fund shares	15,696	475,900	26,395	725,071
Redemptions	(296,162)	(9,170,549)	(376,018)	(10,877,757)
Net increase	53,871	$ 1,572,407	88,141	$ 2,556,539
10

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2024
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Small-Cap Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Small-Cap Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 18, 2024
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
11

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2024
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2025 will show the tax status of all distributions paid to your account in calendar year 2024. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.
Qualified Dividend Income. For the fiscal year ended October 31, 2024, the Fund designates approximately $1,118,362, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2024 ordinary income dividends, 87.80% qualifies for the corporate dividends received deduction.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2024, $4,255,787 or, if subsequently determined to be different, the net capital gain of such year.
12

Tax-Managed Small-Cap Portfolio
October 31, 2024
Portfolio of Investments

Common Stocks — 95.3%
Security	Shares	Value
Aerospace & Defense — 2.5%
Hexcel Corp.	32,423	$ 1,902,906
Woodward, Inc.	19,677	3,228,799
		$ 5,131,705
Automobile Components — 3.0%
Dorman Products, Inc.(1)	53,389	$ 6,087,948
		$ 6,087,948
Banks — 9.0%
Commerce Bancshares, Inc.	91,241	$ 5,702,562
Community Financial System, Inc.	52,318	3,198,723
First Financial Bankshares, Inc.	105,276	3,804,675
SouthState Corp.	42,876	4,181,696
Stock Yards Bancorp, Inc.	25,477	1,642,757
		$ 18,530,413
Building Products — 6.6%
AAON, Inc.	29,716	$ 3,394,162
AZEK Co., Inc.(1)	75,760	3,333,440
CSW Industrials, Inc.	13,974	4,934,219
Hayward Holdings, Inc.(1)	117,854	1,916,306
		$ 13,578,127
Capital Markets — 4.3%
Cohen & Steers, Inc.	42,899	$ 4,237,134
Stifel Financial Corp.	43,643	4,522,288
		$ 8,759,422
Chemicals — 2.2%
Balchem Corp.	9,970	$ 1,668,280
Quaker Chemical Corp.	18,861	2,858,950
		$ 4,527,230
Commercial Services & Supplies — 0.8%
Rentokil Initial PLC ADR	67,736	$ 1,717,108
		$ 1,717,108
Consumer Staples Distribution & Retail — 3.1%
Casey's General Stores, Inc.	3,544	$ 1,396,407
Security	Shares	Value
Consumer Staples Distribution & Retail (continued)
Chefs' Warehouse, Inc.(1)	21,039	$ 839,877
Performance Food Group Co.(1)	49,782	4,044,787
		$ 6,281,071
Containers & Packaging — 3.2%
AptarGroup, Inc.	39,385	$ 6,613,135
		$ 6,613,135
Diversified Consumer Services — 0.6%
Bright Horizons Family Solutions, Inc.(1)	9,902	$ 1,321,620
		$ 1,321,620
Diversified REITs — 2.9%
Essential Properties Realty Trust, Inc.	188,449	$ 5,971,949
		$ 5,971,949
Electric Utilities — 2.0%
IDACORP, Inc.	39,615	$ 4,099,360
		$ 4,099,360
Electronic Equipment, Instruments & Components — 1.5%
Badger Meter, Inc.	15,382	$ 3,077,169
		$ 3,077,169
Financial Services — 1.0%
Euronet Worldwide, Inc.(1)	20,404	$ 2,009,182
		$ 2,009,182
Food Products — 1.5%
J & J Snack Foods Corp.	12,926	$ 2,121,415
Lancaster Colony Corp.	5,036	874,250
		$ 2,995,665
Ground Transportation — 1.5%
Landstar System, Inc.	17,237	$ 3,029,748
		$ 3,029,748
Health Care Equipment & Supplies — 1.5%
Integer Holdings Corp.(1)	18,551	$ 2,304,962
Neogen Corp.(1)	58,543	835,994
		$ 3,140,956
Health Care Providers & Services — 7.3%
Addus HomeCare Corp.(1)	34,660	$ 4,312,397
Chemed Corp.	6,998	3,780,600

13
See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio
October 31, 2024
Portfolio of Investments — continued

Security	Shares	Value
Health Care Providers & Services (continued)
Option Care Health, Inc.(1)	121,964	$ 2,810,051
U.S. Physical Therapy, Inc.	49,541	3,972,197
		$ 14,875,245
Hotels, Restaurants & Leisure — 5.9%
Aramark	111,822	$ 4,230,226
Choice Hotels International, Inc.	11,036	1,539,632
Texas Roadhouse, Inc.	5,487	1,048,676
Wyndham Hotels & Resorts, Inc.	60,729	5,363,585
		$ 12,182,119
Industrial REITs — 3.2%
EastGroup Properties, Inc.	21,239	$ 3,637,816
Terreno Realty Corp.	47,944	2,874,243
		$ 6,512,059
Insurance — 7.5%
AMERISAFE, Inc.	30,130	$ 1,628,527
First American Financial Corp.	29,247	1,876,195
RLI Corp.	25,562	3,986,905
Selective Insurance Group, Inc.	40,805	3,705,910
White Mountains Insurance Group Ltd.	2,330	4,187,336
		$ 15,384,873
Machinery — 6.0%
Albany International Corp., Class A	30,443	$ 2,067,688
Atmus Filtration Technologies, Inc.	69,473	2,705,279
ESCO Technologies, Inc.	16,963	2,129,535
Franklin Electric Co., Inc.	25,977	2,486,259
Middleby Corp.(1)	23,145	3,001,906
		$ 12,390,667
Media — 0.6%
John Wiley & Sons, Inc., Class A	23,361	$ 1,151,697
		$ 1,151,697
Professional Services — 2.3%
CBIZ, Inc.(1)	69,611	$ 4,798,286
		$ 4,798,286
Semiconductors & Semiconductor Equipment — 1.7%
Allegro MicroSystems, Inc.(1)	56,480	$ 1,177,043
Axcelis Technologies, Inc.(1)	6,692	570,895
Diodes, Inc.(1)	28,735	1,680,423
		$ 3,428,361
Security	Shares	Value
Software — 5.6%
Altair Engineering, Inc., Class A(1)	13,387	$ 1,392,114
CCC Intelligent Solutions Holdings, Inc.(1)	286,083	2,978,124
Clearwater Analytics Holdings, Inc., Class A(1)	100,781	2,631,392
nCino, Inc.(1)	27,594	1,029,256
Progress Software Corp.	30,620	1,962,436
SPS Commerce, Inc.(1)	9,321	1,537,965
		$ 11,531,287
Specialized REITs — 1.3%
CubeSmart	55,844	$ 2,671,577
		$ 2,671,577
Specialty Retail — 3.2%
Burlington Stores, Inc.(1)	1,950	$ 483,152
Group 1 Automotive, Inc.	5,295	1,929,074
Valvoline, Inc.(1)	101,116	4,072,952
		$ 6,485,178
Textiles, Apparel & Luxury Goods — 0.7%
Steven Madden Ltd.	31,953	$ 1,436,926
		$ 1,436,926
Trading Companies & Distributors — 2.8%
Core & Main, Inc., Class A(1)	93,890	$ 4,157,449
Herc Holdings, Inc.	7,252	1,516,683
		$ 5,674,132
Total Common Stocks (identified cost $140,916,936)		$195,394,215

Short-Term Investments — 4.8%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.78%(2)	9,874,706	$ 9,874,706
Total Short-Term Investments (identified cost $9,874,706)		$ 9,874,706
Total Investments — 100.1% (identified cost $150,791,642)		$205,268,921
Other Assets, Less Liabilities — (0.1)%		$ (145,108)
Net Assets — 100.0%		$205,123,813

14
See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio
October 31, 2024
Portfolio of Investments — continued

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Non-income producing security.
(2)	May be deemed to be an affiliated investment company (see Note 6). The rate shown is the annualized seven-day yield as of October 31, 2024.
Abbreviations:
ADR	– American Depositary Receipt
REITs	– Real Estate Investment Trusts
15
See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio
October 31, 2024
Statement of Assets and Liabilities

October 31, 2024
Assets
Unaffiliated investments, at value (identified cost $140,916,936)	$195,394,215
Affiliated investments, at value (identified cost $9,874,706)	9,874,706
Dividends receivable	24,551
Dividends receivable from affiliated investments	23,341
Trustees' deferred compensation plan	68,046
Total assets	$205,384,859
Liabilities
Payable to affiliates:
Investment adviser fee	$109,693
Trustees' fees	1,089
Trustees' deferred compensation plan	68,046
Payable for custodian fee	29,820
Payable for legal and accounting services	47,071
Accrued expenses	5,327
Total liabilities	$261,046
Net Assets applicable to investors' interest in Portfolio	$205,123,813
16
See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio
October 31, 2024
Statement of Operations

Year Ended
October 31, 2024
Investment Income
Dividend income	$2,364,010
Dividend income from affiliated investments	144,027
Total investment income	$2,508,037
Expenses
Investment adviser fee	$1,218,774
Trustees’ fees and expenses	12,600
Custodian fee	51,143
Legal and accounting services	50,582
Miscellaneous	1,089
Total expenses	$1,334,188
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$4,011
Total expense reductions	$4,011
Net expenses	$1,330,177
Net investment income	$1,177,860
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$8,844,730(1)
Net realized gain	$8,844,730
Change in unrealized appreciation (depreciation):
Investments	$38,033,408
Net change in unrealized appreciation (depreciation)	$38,033,408
Net realized and unrealized gain	$46,878,138
Net increase in net assets from operations	$48,055,998
(1)	Includes $2,801,738 of net realized gains from redemptions in-kind.
17
See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio
October 31, 2024
Statements of Changes in Net Assets

	Year Ended October 31,
	2024	2023
Increase (Decrease) in Net Assets
From operations:
Net investment income	$1,177,860	$1,181,477
Net realized gain	8,844,730(1)	6,239,441(2)
Net change in unrealized appreciation (depreciation)	38,033,408	(19,977,504)
Net increase (decrease) in net assets from operations	$48,055,998	$(12,556,586)
Capital transactions:
Contributions	$4,181,577	$5,986,402
Withdrawals	(8,884,096)	(11,288,950)
Net decrease in net assets from capital transactions	$(4,702,519)	$(5,302,548)
Net increase (decrease) in net assets	$43,353,479	$(17,859,134)
Net Assets
At beginning of year	$161,770,334	$179,629,468
At end of year	$205,123,813	$161,770,334
(1)	Includes $2,801,738 of net realized gains from redemptions in-kind.
(2)	Includes $3,629,618 of net realized gains from redemptions in-kind.
18
See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio
October 31, 2024
Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2024	2023	2022	2021	2020
Ratios (as a percentage of average daily net assets):(1)
Total expenses	0.68%	0.68%	0.69%	0.68%	0.69%
Net expenses	0.68%(2)	0.68%(2)	0.69%(2)	0.68%	0.69%
Net investment income	0.60%	0.65%	0.41%	0.27%	0.54%
Portfolio Turnover	34%	38%	43%	40%	44%
Total Return	29.88%	(7.19)%	(12.42)%	42.69%	(2.63)%
Net assets, end of year (000’s omitted)	$205,124	$161,770	$179,629	$215,268	$155,429
(1)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
(2)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022).
19

Tax-Managed Small-Cap Portfolio
October 31, 2024
Notes to Financial Statements

1  Significant Accounting Policies
Tax-Managed Small-Cap Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing primarily in a diversified portfolio of publicly-traded equity securities of small-cap companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2024, Eaton Vance Tax-Managed Small-Cap Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 64.8% and 35.2%, respectively, in the Portfolio.
The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Portfolio’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.
D  Federal Taxes—The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.
As of October 31, 2024, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
F  Indemnifications—Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.
20

Tax-Managed Small-Cap Portfolio
October 31, 2024
Notes to Financial Statements — continued

2  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate as a percentage of the Portfolio’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.6250%
$500 million but less than $1 billion	0.5625%
$1 billion but less than $1.5 billion	0.5000%
$1.5 billion and over	0.4375%
For the year ended October 31, 2024, the investment adviser fee amounted to $1,218,774 or 0.625% of the Portfolio’s average daily net assets. The Portfolio may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Portfolio is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Fund. For the year ended October 31, 2024, the investment adviser fee paid was reduced by $4,011 relating to the Portfolio’s investment in the Liquidity Fund.
Trustees and officers of the Portfolio who are members of BMR’s organization receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Portfolio are officers of the above organization.
3  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and in-kind transactions, aggregated $65,017,107 and $72,860,010, respectively, for the year ended October 31, 2024. In-kind sales for the year ended October 31, 2024 aggregated $3,701,099.
4  Federal Income Tax Basis of Investments
The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2024, as determined on a federal income tax basis, were as follows:
Aggregate cost	$151,957,967
Gross unrealized appreciation	$58,738,484
Gross unrealized depreciation	(5,427,530)
Net unrealized appreciation	$53,310,954
5  Line of Credit
The Portfolio participates with other portfolios and funds managed by BMR and its affiliates in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 21, 2025. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings generally at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2024, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2024.
21

Tax-Managed Small-Cap Portfolio
October 31, 2024
Notes to Financial Statements — continued

6  Affiliated Investments
At October 31, 2024, the value of the Portfolio's investment in funds that may be deemed to be affiliated was $9,874,706, which represents 4.8% of the Portfolio's net assets. Transactions in such investments by the Portfolio for the year ended October 31, 2024 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$1,508,206	$43,224,315	$(34,857,815)	$ —	$ —	$9,874,706	$144,027	9,874,706
7  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At October 31, 2024, the hierarchy of inputs used in valuing the Portfolio's investments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks	$195,394,215*	$ —	$ —	$195,394,215
Short-Term Investments	9,874,706	—	—	9,874,706
Total Investments	$ 205,268,921	$ —	$ —	$205,268,921
*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.
22

Tax-Managed Small-Cap Portfolio
October 31, 2024
Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Small-Cap Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Tax-Managed Small-Cap Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 18, 2024
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
23

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2024
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 6, 2024, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised of all of the Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings held between April and June 2024, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios, and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other funds, collective investment trusts and institutional accounts) with the same or substantially similar investment objective as the fund and with a significant overlap in holdings based on criteria set by the Board, if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used by the adviser to determine the value of fund assets, including, when necessary, the determination of “fair value” by the adviser in its role as each funds’ valuation designee and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
1    Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report. Eaton Vance Management and Boston Management and Research are referred to collectively as the “adviser.”
24

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other funds and investment accounts, as applicable;
•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The personal trading codes of ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, including descriptions of their various compliance programs and their record of compliance and remediation;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund;
• A description of the adviser’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost, and character of the administrative and other non-investment advisory services provided by the adviser and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule), and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates, and other relevant matters;
• The risks that the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 6, 2024 meeting, the Board and its committees received information from portfolio managers and other investment professionals of the adviser and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Board and its committees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the funds, and received and participated in reports and presentations provided by the adviser and sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular video or telephone conferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Kirkland & Ellis LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Tax-Managed Small-Cap Fund (the “Fund”) and Eaton Vance Management (“EVM”), as well as the investment advisory agreement between Tax-Managed Small-Cap Portfolio (the
25

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

“Portfolio”), the portfolio in which the Fund invests, and Boston Management and Research (“BMR”) (EVM, with respect to the Fund, and BMR, with respect to the Portfolio, are each referred to herein as the “Adviser”), including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Fund and the Portfolio (together, the “investment advisory agreements”).
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreements for the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Fund and to the Portfolio by the applicable Adviser.
The Board considered each Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund and the Portfolio, including the education and experience of the investment professionals who provide services to the Fund and the Portfolio. The Board specifically noted that each Adviser has devoted extensive resources to in-house equity research and also draws upon independent research available from third-party sources. The Board considered each Adviser’s experience managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of each Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund and the Portfolio, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund and the Portfolio, including the provision of administrative services. The Board also considered the business-related and other risks to which each Adviser or its affiliates may be subject in managing the Fund and the Portfolio.
The Board noted that, under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it would receive a fee, or in the Portfolio, for which it receives no separate fee but for which BMR receives an advisory fee from the Portfolio.
The Board considered the compliance programs of each Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, compliance with policies and procedures, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered relevant examinations of each Adviser and its affiliates by regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by each Adviser, taken as a whole, are appropriate and consistent with the terms of the applicable investment advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index and a custom peer group of similarly managed funds. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2023. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group and consistent with the median performance of the Fund’s custom peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its benchmark index for the three-year period. The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Portfolio and by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2023, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by each Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by each Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by each Adviser and its affiliates to third parties in respect of distribution or other services.
26

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by each Adviser and its affiliates are not excessive.
The Board also considered direct or indirect fall-out benefits received by each Adviser and its affiliates in connection with their respective relationships with the Fund and the Portfolio, including the benefits of research services that may be available to each Adviser as a result of securities transactions effected for the Fund and the Portfolio and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the applicable Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. To assist in the evaluation of the sharing of any economies of scale, the Board received data showing for recent years, asset levels, Adviser profitability and total expense ratios. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fees, which include breakpoints at several asset levels, will allow the Fund and the Portfolio to continue to benefit from any economies of scale in the future.
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ETMGX-NCSR    10.31.24

Eaton Vance
Tax-Managed Value Fund
Annual Financial Statements and
Additional Information
October 31, 2024

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the prospectus and/or statement of additional information, which can be obtained by calling 1-800-262-1122 or from a financial intermediary. Prospective investors should read the prospectus carefully before investing.

Annual Financial Statements and Additional Information October 31, 2024
Eaton Vance
Tax-Managed Value Fund

Eaton Vance
Tax-Managed Value Fund
October 31, 2024
Statement of Assets and Liabilities

October 31, 2024
Assets
Investment in Tax-Managed Value Portfolio, at value (identified cost $341,719,892)	$826,604,175
Receivable for Fund shares sold	350,276
Total assets	$826,954,451
Liabilities
Payable for Fund shares redeemed	$614,523
Payable to affiliates:
Administration fee	107,045
Distribution and service fees	126,411
Trustees' fees	43
Payable for transfer and dividend disbursing agent fees	67,701
Accrued expenses	97,508
Total liabilities	$1,013,231
Net Assets	$825,941,220
Sources of Net Assets
Paid-in capital	$370,418,771
Distributable earnings	455,522,449
Net Assets	$825,941,220
Class A Shares
Net Assets	$489,132,954
Shares Outstanding	11,595,126
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$42.18
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$44.52
Class C Shares
Net Assets	$23,670,264
Shares Outstanding	587,335
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$40.30
Class I Shares
Net Assets	$313,138,002
Shares Outstanding	7,449,312
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$42.04
On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
1
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Value Fund
October 31, 2024
Statement of Operations

Year Ended
October 31, 2024
Investment Income
Dividend income allocated from Portfolio (net of foreign taxes withheld of $125,482)	$14,954,448
Securities lending income allocated from Portfolio, net	5,395
Expenses allocated from Portfolio	(5,273,205)
Total investment income from Portfolio	$9,686,638
Expenses
Administration fee	$1,168,500
Distribution and service fees:
Class A	1,167,572
Class C	228,543
Trustees’ fees and expenses	501
Custodian fee	51,463
Transfer and dividend disbursing agent fees	294,841
Legal and accounting services	60,872
Printing and postage	30,362
Registration fees	64,965
ReFlow liquidity program fees	48,675
Miscellaneous	16,546
Total expenses	$3,132,840
Net investment income	$6,553,798
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss):
Investment transactions	$45,973,092
Foreign currency transactions	5,197
Net realized gain	$45,978,289
Change in unrealized appreciation (depreciation):
Investments	$153,793,525
Foreign currency	8,286
Net change in unrealized appreciation (depreciation)	$153,801,811
Net realized and unrealized gain	$199,780,100
Net increase in net assets from operations	$206,333,898
2
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Value Fund
October 31, 2024
Statements of Changes in Net Assets

	Year Ended October 31,
	2024	2023
Increase (Decrease) in Net Assets
From operations:
Net investment income	$6,553,798	$7,245,855
Net realized gain	45,978,289	37,252,522
Net change in unrealized appreciation (depreciation)	153,801,811	(59,112,750)
Net increase (decrease) in net assets from operations	$206,333,898	$(14,614,373)
Distributions to shareholders:
Class A	$(14,155,725)	$(9,264,246)
Class C	(567,330)	(361,789)
Class I	(9,367,730)	(6,334,332)
Total distributions to shareholders	$(24,090,785)	$(15,960,367)
Transactions in shares of beneficial interest:
Class A	$(19,877,350)	$(13,926,797)
Class C	(1,458,902)	(3,598,530)
Class I	206,138	(6,008,615)
Net decrease in net assets from Fund share transactions	$(21,130,114)	$(23,533,942)
Net increase (decrease) in net assets	$161,112,999	$(54,108,682)
Net Assets
At beginning of year	$664,828,221	$718,936,903
At end of year	$825,941,220	$664,828,221
3
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Value Fund
October 31, 2024
Financial Highlights

	Class A
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$33.08	$34.61	$39.77	$28.17	$29.89
Income (Loss) From Operations
Net investment income(1)	$0.30	$0.33	$0.42	$0.29	$0.35
Net realized and unrealized gain (loss)	9.98	(1.11)	(3.83)	11.73	(1.72)
Total income (loss) from operations	$10.28	$(0.78)	$(3.41)	$12.02	$(1.37)
Less Distributions
From net investment income	$(0.26)	$(0.39)	$(0.31)	$(0.34)	$(0.34)
From net realized gain	(0.92)	(0.36)	(1.44)	(0.08)	(0.01)
Total distributions	$(1.18)	$(0.75)	$(1.75)	$(0.42)	$(0.35)
Net asset value — End of year	$42.18	$33.08	$34.61	$39.77	$28.17
Total Return(2)	31.66%	(2.32)%	(8.95)%	43.03%	(4.66)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$489,133	$399,603	$431,902	$497,565	$362,651
Ratios (as a percentage of average daily net assets):(3)(4)
Total expenses	1.15%	1.16%	1.16%	1.15%	1.17%
Net expenses	1.15%(5)	1.16%(5)	1.16%(5)	1.15%	1.17%
Net investment income	0.77%	0.94%	1.18%	0.80%	1.25%
Portfolio Turnover of the Portfolio	23%	31%	29%	11%	25%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022).
4
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Value Fund
October 31, 2024
Financial Highlights — continued

	Class C
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$31.65	$33.14	$38.17	$27.02	$28.58
Income (Loss) From Operations
Net investment income(1)	$0.01	$0.07	$0.15	$0.02	$0.13
Net realized and unrealized gain (loss)	9.56	(1.07)	(3.68)	11.28	(1.67)
Total income (loss) from operations	$9.57	$(1.00)	$(3.53)	$11.30	$(1.54)
Less Distributions
From net investment income	$—	$(0.13)	$(0.06)	$(0.07)	$(0.01)
From net realized gain	(0.92)	(0.36)	(1.44)	(0.08)	(0.01)
Total distributions	$(0.92)	$(0.49)	$(1.50)	$(0.15)	$(0.02)
Net asset value — End of year	$40.30	$31.65	$33.14	$38.17	$27.02
Total Return(2)	30.68%	(3.05)%	(9.61)%	41.94%	(5.38)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$23,670	$19,794	$24,304	$26,389	$20,066
Ratios (as a percentage of average daily net assets):(3)(4)
Total expenses	1.90%	1.91%	1.91%	1.90%	1.92%
Net expenses	1.90%(5)	1.91%(5)	1.91%(5)	1.90%	1.92%
Net investment income	0.02%	0.20%	0.43%	0.05%	0.50%
Portfolio Turnover of the Portfolio	23%	31%	29%	11%	25%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022).
5
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Value Fund
October 31, 2024
Financial Highlights — continued

	Class I
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$32.96	$34.51	$39.65	$28.08	$29.79
Income (Loss) From Operations
Net investment income(1)	$0.40	$0.41	$0.51	$0.37	$0.42
Net realized and unrealized gain (loss)	9.95	(1.12)	(3.81)	11.69	(1.71)
Total income (loss) from operations	$10.35	$(0.71)	$(3.30)	$12.06	$(1.29)
Less Distributions
From net investment income	$(0.35)	$(0.48)	$(0.40)	$(0.42)	$(0.41)
From net realized gain	(0.92)	(0.36)	(1.44)	(0.07)	(0.01)
Total distributions	$(1.27)	$(0.84)	$(1.84)	$(0.49)	$(0.42)
Net asset value — End of year	$42.04	$32.96	$34.51	$39.65	$28.08
Total Return(2)	32.00%	(2.08)%	(8.70)%	43.41%	(4.42)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$313,138	$245,432	$262,732	$283,334	$189,549
Ratios (as a percentage of average daily net assets):(3)(4)
Total expenses	0.90%	0.91%	0.91%	0.90%	0.92%
Net expenses	0.90%(5)	0.91%(5)	0.91%(5)	0.90%	0.92%
Net investment income	1.02%	1.19%	1.42%	1.05%	1.49%
Portfolio Turnover of the Portfolio	23%	31%	29%	11%	25%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022).
6
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Value Fund
October 31, 2024
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Tax-Managed Value Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests its assets in interests in Tax-Managed Value Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (80.1% at October 31, 2024). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.
B  Income—The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.
C  Federal Taxes—The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of October 31, 2024, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
D  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
E  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
F  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Other—Investment transactions are accounted for on a trade date basis.
7

Eaton Vance
Tax-Managed Value Fund
October 31, 2024
Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information
It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended October 31, 2024 and October 31, 2023 was as follows:
	Year Ended October 31,
	2024	2023
Ordinary income	$5,752,444	$8,514,487
Long-term capital gains	$18,338,341	$7,445,880
During the year ended October 31, 2024, distributable earnings was decreased by $27,467,601 and paid-in capital was increased by $27,467,601 due to the Fund’s use of equalization accounting and differences between book and tax accounting for redemptions in-kind. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of October 31, 2024, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 4,927,879
Undistributed long-term capital gains	23,411,664
Net unrealized appreciation	427,182,906
Distributable earnings	$455,522,449
3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate as a percentage of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.6500%
$500 million but less than $1 billion	0.6250%
$1 billion but less than $2 billion	0.6000%
$2 billion but less than $5 billion	0.5750%
$5 billion and over	0.5550%
For the year ended October 31, 2024, the Fund incurred no investment adviser fee on such assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR) to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2024, the administration fee amounted to $1,168,500.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2024, EVM earned $56,307 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on
8

Eaton Vance
Tax-Managed Value Fund
October 31, 2024
Notes to Financial Statements — continued

the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $10,738 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2024. The Fund was informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of EVM, BMR and EVD, also received a portion of the sales charge on sales of Class A shares for the year ended October 31, 2024 in the amount of $3,808. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).
Trustees and officers of the Fund who are members of EVM’s or BMR's organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.
4  Distribution Plans
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2024 amounted to $1,167,572 for Class A shares.
The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2024, the Fund paid or accrued to EVD $171,407 for Class C shares.
Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2024 amounted to $57,136 for Class C shares.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 12 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2024, the Fund was informed that EVD received $428 and $661 of CDSCs paid by Class A and C shareholders, respectively.
6  Investment Transactions
For the year ended October 31, 2024, increases and decreases in the Fund's investment in the Portfolio aggregated $5,236,661 and $54,333,327, respectively.
9

Eaton Vance
Tax-Managed Value Fund
October 31, 2024
Notes to Financial Statements — continued

7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Sales and redemptions of Class I shares include shares purchased and redeemed in connection with the ReFlow liquidity program, a program designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Transactions in Fund shares, including direct exchanges pursuant to share class conversions, were as follows:
	Year Ended October 31, 2024		Year Ended October 31, 2023
	Shares	Amount	Shares	Amount
Class A
Sales	284,532	$11,017,531	347,876	$12,154,003
Issued to shareholders electing to receive payments of distributions in Fund shares	340,050	12,347,222	236,811	8,039,734
Redemptions	(1,110,303)	(43,242,103)	(981,152)	(34,120,534)
Net decrease	(485,721)	$(19,877,350)	(396,465)	$(13,926,797)
Class C
Sales	55,355	$ 2,052,500	76,735	$ 2,579,066
Issued to shareholders electing to receive payments of distributions in Fund shares	14,994	523,609	10,082	329,566
Redemptions	(108,501)	(4,035,011)	(194,674)	(6,507,162)
Net decrease	(38,152)	$(1,458,902)	(107,857)	$(3,598,530)
Class I
Sales	1,586,723	$60,562,953	1,650,812	$57,264,037
Issued to shareholders electing to receive payments of distributions in Fund shares	234,043	8,451,280	168,916	5,702,619
Redemptions	(1,817,034)	(68,808,095)	(1,988,179)	(68,975,271)
Net increase (decrease)	3,732	$ 206,138	(168,451)	$(6,008,615)
10

Eaton Vance
Tax-Managed Value Fund
October 31, 2024
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Value Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Value Fund (the “Fund") (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 18, 2024
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
11

Eaton Vance
Tax-Managed Value Fund
October 31, 2024
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2025 will show the tax status of all distributions paid to your account in calendar year 2024. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.
Qualified Dividend Income. For the fiscal year ended October 31, 2024, the Fund designates approximately $13,245,411, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2024 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2024, $24,707,171 or, if subsequently determined to be different, the net capital gain of such year.
12

Tax-Managed Value Portfolio
October 31, 2024
Portfolio of Investments

Common Stocks — 98.4%
Security	Shares	Value
Aerospace & Defense — 1.3%
RTX Corp.	113,000	$ 13,671,870
		$ 13,671,870
Banks — 8.4%
JPMorgan Chase & Co.	215,151	$ 47,746,310
PNC Financial Services Group, Inc.	142,029	26,739,800
Wells Fargo & Co.	188,847	12,259,947
		$ 86,746,057
Beverages — 1.4%
Constellation Brands, Inc., Class A	63,893	$ 14,844,900
		$ 14,844,900
Biotechnology — 1.9%
AbbVie, Inc.	95,280	$ 19,424,734
		$ 19,424,734
Building Products — 0.8%
Carrier Global Corp.	113,000	$ 8,217,360
		$ 8,217,360
Capital Markets — 6.5%
Ameriprise Financial, Inc.	19,677	$ 10,041,173
Cboe Global Markets, Inc.	22,561	4,818,353
Charles Schwab Corp.	371,980	26,347,343
Goldman Sachs Group, Inc.	22,892	11,853,249
Interactive Brokers Group, Inc., Class A	90,310	13,779,500
		$ 66,839,618
Chemicals — 2.3%
FMC Corp.	74,271	$ 4,826,872
Linde PLC	40,582	18,511,480
		$ 23,338,352
Communications Equipment — 1.0%
Cisco Systems, Inc.	191,540	$ 10,490,646
		$ 10,490,646
Consumer Staples Distribution & Retail — 2.0%
BJ's Wholesale Club Holdings, Inc.(1)	240,380	$ 20,367,397
		$ 20,367,397
Security	Shares	Value
Containers & Packaging — 0.4%
Ball Corp.	69,035	$ 4,090,324
		$ 4,090,324
Diversified Telecommunication Services — 0.8%
Verizon Communications, Inc.	186,389	$ 7,852,569
		$ 7,852,569
Electric Utilities — 3.0%
NextEra Energy, Inc.	392,766	$ 31,126,706
		$ 31,126,706
Electrical Equipment — 0.9%
Rockwell Automation, Inc.	33,916	$ 9,045,736
		$ 9,045,736
Electronic Equipment, Instruments & Components — 2.1%
Zebra Technologies Corp., Class A(1)	56,061	$ 21,413,620
		$ 21,413,620
Entertainment — 1.4%
Walt Disney Co.	147,913	$ 14,229,231
		$ 14,229,231
Financial Services — 3.0%
Fiserv, Inc.(1)	91,212	$ 18,050,855
Visa, Inc., Class A	44,697	12,955,425
		$ 31,006,280
Food Products — 1.3%
General Mills, Inc.	78,340	$ 5,328,687
Nestle SA	90,000	8,504,334
		$ 13,833,021
Ground Transportation — 1.1%
Union Pacific Corp.	50,876	$ 11,806,793
		$ 11,806,793
Health Care Equipment & Supplies — 2.0%
Stryker Corp.	58,093	$ 20,697,374
		$ 20,697,374
Health Care Providers & Services — 1.7%
McKesson Corp.	5,281	$ 2,643,616
UnitedHealth Group, Inc.	26,223	14,802,883
		$ 17,446,499

13
See Notes to Financial Statements.

Tax-Managed Value Portfolio
October 31, 2024
Portfolio of Investments — continued

Security	Shares	Value
Household Durables — 1.6%
D.R. Horton, Inc.	99,360	$ 16,791,840
		$ 16,791,840
Household Products — 0.5%
Clorox Co.	35,258	$ 5,590,156
		$ 5,590,156
Industrial Conglomerates — 3.6%
3M Co.	153,734	$ 19,750,207
Honeywell International, Inc.	83,731	17,221,792
		$ 36,971,999
Insurance — 4.0%
Arch Capital Group Ltd.(1)	183,981	$ 18,133,167
Reinsurance Group of America, Inc.	33,595	7,091,233
Travelers Cos., Inc.	64,030	15,747,538
		$ 40,971,938
Interactive Media & Services — 2.3%
Alphabet, Inc., Class A	141,849	$ 24,271,782
		$ 24,271,782
Leisure Products — 1.5%
Hasbro, Inc.	230,683	$ 15,139,725
		$ 15,139,725
Life Sciences Tools & Services — 2.8%
Mettler-Toledo International, Inc.(1)	3,177	$ 4,103,890
Thermo Fisher Scientific, Inc.	45,967	25,112,691
		$ 29,216,581
Machinery — 7.6%
Ingersoll Rand, Inc.	287,559	$ 27,605,664
Otis Worldwide Corp.	56,500	5,548,300
Parker-Hannifin Corp.	32,913	20,869,146
Toro Co.	44,934	3,616,288
Westinghouse Air Brake Technologies Corp.	109,778	20,636,069
		$ 78,275,467
Metals & Mining — 1.5%
Alcoa Corp.	398,933	$ 15,993,224
		$ 15,993,224
Multi-Utilities — 3.4%
CMS Energy Corp.	111,375	$ 7,752,814
Security	Shares	Value
Multi-Utilities (continued)
Sempra	325,074	$ 27,101,419
		$ 34,854,233
Oil, Gas & Consumable Fuels — 5.5%
Chevron Corp.	182,306	$ 27,130,779
ConocoPhillips	129,368	14,170,971
EOG Resources, Inc.	51,427	6,272,037
Phillips 66	74,143	9,032,100
		$ 56,605,887
Pharmaceuticals — 7.8%
Bristol-Myers Squibb Co.	136,886	$ 7,634,132
Eli Lilly & Co.	14,882	12,348,191
Johnson & Johnson	49,590	7,927,457
Merck & Co., Inc.	167,049	17,092,454
Sanofi SA	161,910	17,110,611
Zoetis, Inc.	101,295	18,109,520
		$ 80,222,365
Residential REITs — 4.8%
AvalonBay Communities, Inc.	47,915	$ 10,618,443
Invitation Homes, Inc.	458,376	14,397,590
Mid-America Apartment Communities, Inc.	159,962	24,208,649
		$ 49,224,682
Semiconductors & Semiconductor Equipment — 4.3%
Micron Technology, Inc.	279,608	$ 27,862,937
QUALCOMM, Inc.	69,710	11,346,697
Texas Instruments, Inc.	24,085	4,893,108
		$ 44,102,742
Software — 0.8%
Oracle Corp.	52,884	$ 8,876,051
		$ 8,876,051
Specialty Retail — 3.1%
Home Depot, Inc.	81,060	$ 31,917,375
		$ 31,917,375
Total Common Stocks (identified cost $441,099,972)		$1,015,515,134

14
See Notes to Financial Statements.

Tax-Managed Value Portfolio
October 31, 2024
Portfolio of Investments — continued

Short-Term Investments — 1.5%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.78%(2)	15,822,470	$ 15,822,470
Total Short-Term Investments (identified cost $15,822,470)		$ 15,822,470
Total Investments — 99.9% (identified cost $456,922,442)		$1,031,337,604
Other Assets, Less Liabilities — 0.1%		$ 649,243
Net Assets — 100.0%		$1,031,986,847
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Non-income producing security.
(2)	May be deemed to be an affiliated investment company (see Note 7). The rate shown is the annualized seven-day yield as of October 31, 2024.
Abbreviations:
REITs	– Real Estate Investment Trusts
15
See Notes to Financial Statements.

Tax-Managed Value Portfolio
October 31, 2024
Statement of Assets and Liabilities

October 31, 2024
Assets
Unaffiliated investments, at value (identified cost $441,099,972)	$1,015,515,134
Affiliated investments, at value (identified cost $15,822,470)	15,822,470
Dividends receivable	787,136
Dividends receivable from affiliated investments	12,160
Receivable for investments sold	336,133
Tax reclaims receivable	324,119
Trustees' deferred compensation plan	204,155
Total assets	$1,033,001,307
Liabilities
Payable to affiliates:
Investment adviser fee	$566,101
Trustees' fees	5,239
Trustees' deferred compensation plan	204,155
Payable for custodian fee	138,802
Payable for legal and accounting services	71,679
Accrued expenses	28,484
Total liabilities	$1,014,460
Net Assets applicable to investors' interest in Portfolio	$1,031,986,847
16
See Notes to Financial Statements.

Tax-Managed Value Portfolio
October 31, 2024
Statement of Operations

Year Ended
October 31, 2024
Investment Income
Dividend income (net of foreign taxes withheld of $156,049)	$18,440,549
Dividend income from affiliated investments	142,826
Securities lending income, net	6,706
Total investment income	$18,590,081
Expenses
Investment adviser fee	$6,178,014
Trustees’ fees and expenses	60,807
Custodian fee	231,094
Legal and accounting services	82,607
Miscellaneous	5,570
Total expenses	$6,558,092
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$3,997
Total expense reductions	$3,997
Net expenses	$6,554,095
Net investment income	$12,035,986
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$56,962,701(1)
Foreign currency transactions	6,495
Net realized gain	$56,969,196
Change in unrealized appreciation (depreciation):
Investments	$190,636,572
Foreign currency	10,225
Net change in unrealized appreciation (depreciation)	$190,646,797
Net realized and unrealized gain	$247,615,993
Net increase in net assets from operations	$259,651,979
(1)	Includes $25,902,972 of net realized gains from redemptions in-kind.
17
See Notes to Financial Statements.

Tax-Managed Value Portfolio
October 31, 2024
Statements of Changes in Net Assets

	Year Ended October 31,
	2024	2023
Increase (Decrease) in Net Assets
From operations:
Net investment income	$12,035,986	$12,531,564
Net realized gain	56,969,196(1)	45,678,729(2)
Net change in unrealized appreciation (depreciation)	190,646,797	(72,880,666)
Net increase (decrease) in net assets from operations	$259,651,979	$(14,670,373)
Capital transactions:
Contributions	$9,683,402	$11,089,671
Withdrawals	(59,107,279)	(55,288,578)
Net decrease in net assets from capital transactions	$(49,423,877)	$(44,198,907)
Net increase (decrease) in net assets	$210,228,102	$(58,869,280)
Net Assets
At beginning of year	$821,758,745	$880,628,025
At end of year	$1,031,986,847	$821,758,745
(1)	Includes $25,902,972 of net realized gains from redemptions in-kind.
(2)	Includes $25,897,342 of net realized gains from redemptions in-kind.
18
See Notes to Financial Statements.

Tax-Managed Value Portfolio
October 31, 2024
Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2024	2023	2022	2021	2020
Ratios (as a percentage of average daily net assets):(1)
Total expenses	0.68%	0.68%	0.68%	0.68%	0.68%
Net expenses	0.68%(2)	0.68%(2)	0.68%(2)	0.68%	0.68%
Net investment income	1.24%	1.42%	1.65%	1.27%	1.73%
Portfolio Turnover	23%	31%	29%	11%	25%
Total Return	32.27%	(1.84)%	(8.51)%	43.69%	(4.18)%
Net assets, end of year (000’s omitted)	$1,031,987	$821,759	$880,628	$994,337	$704,707
(1)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
(2)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022).
19
See Notes to Financial Statements.

Tax-Managed Value Portfolio
October 31, 2024
Notes to Financial Statements

1  Significant Accounting Policies
Tax-Managed Value Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing primarily in value stocks. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2024, Eaton Vance Tax-Managed Value Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 80.1% and 19.9%, respectively, in the Portfolio.
The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio's Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Portfolio’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries (the “EU reclaims”). Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, the EU reclaims are recorded as income only when the likelihood of their receipt becomes certain.
D  Federal Taxes—The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.
As of October 31, 2024, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
20

Tax-Managed Value Portfolio
October 31, 2024
Notes to Financial Statements — continued

E  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
F  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
G  Indemnifications—Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.
2  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate as a percentage of the Portfolio’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.650%
$500 million but less than $1 billion	0.625%
$1 billion but less than $2 billion	0.600%
$2 billion but less than $5 billion	0.575%
$5 billion and over	0.555%
For the year ended October 31, 2024, the investment adviser fee amounted to $6,178,014 or 0.64% of the Portfolio's average daily net assets. The Portfolio may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Portfolio is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Fund. For the year ended October 31, 2024, the investment adviser fee paid was reduced by $3,997 relating to the Portfolio's investment in the Liquidity Fund.
Trustees and officers of the Portfolio who are members of BMR’s organization receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Portfolio are officers of the above organization.
3  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and in-kind transactions, aggregated $221,358,558 and $220,330,053, respectively, for the year ended October 31, 2024. In-kind sales for the year ended October 31, 2024 aggregated $30,244,193.
21

Tax-Managed Value Portfolio
October 31, 2024
Notes to Financial Statements — continued

4  Federal Income Tax Basis of Investments
The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2024, as determined on a federal income tax basis, were as follows:
Aggregate cost	$459,849,045
Gross unrealized appreciation	$571,983,922
Gross unrealized depreciation	(495,363)
Net unrealized appreciation	$571,488,559
5  Line of Credit
The Portfolio participates with other portfolios and funds managed by BMR and its affiliates in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 21, 2025. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings generally at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2024, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2024.
6  Securities Lending Agreement
The Portfolio has established a securities lending agreement with State Street Bank and Trust Company (SSBT) as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Portfolio on the next business day. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund registered under the 1940 Act. The Portfolio earns interest on the amount invested but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. For security loans secured by non-cash collateral, the Portfolio earns a negotiated lending fee from the borrower. A portion of the income earned by the Portfolio from its investment of cash collateral, net of rebate fees, and lending fees received is allocated to SSBT for its services as lending agent and the portion allocated to the Portfolio is presented as securities lending income, net on the Statement of Operations. Non-cash collateral is held by the lending agent on behalf of the Portfolio and cannot be sold or re-pledged by the Portfolio; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The Portfolio is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Portfolio in the event of default by a borrower with respect to a loan. The Portfolio bears the risk of loss with respect to the investment of cash collateral. At October 31, 2024, the Portfolio had no securities on loan.
7  Affiliated Investments
At October 31, 2024, the value of the Portfolio's investment in funds that may be deemed to be affiliated was $15,822,470, which represents 1.5% of the Portfolio's net assets. Transactions in such investments by the Portfolio for the year ended October 31, 2024 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$32,183,861	$95,614,067	$(111,975,458)	$ —	$ —	$15,822,470	$142,826	15,822,470
22

Tax-Managed Value Portfolio
October 31, 2024
Notes to Financial Statements — continued

8  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At October 31, 2024, the hierarchy of inputs used in valuing the Portfolio's investments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks:
Communication Services	$ 46,353,582	$ —	$ —	$ 46,353,582
Consumer Discretionary	63,848,940	—	—	63,848,940
Consumer Staples	46,131,140	8,504,334	—	54,635,474
Energy	56,605,887	—	—	56,605,887
Financials	225,563,893	—	—	225,563,893
Health Care	149,896,942	17,110,611	—	167,007,553
Industrials	157,989,225	—	—	157,989,225
Information Technology	84,883,059	—	—	84,883,059
Materials	43,421,900	—	—	43,421,900
Real Estate	49,224,682	—	—	49,224,682
Utilities	65,980,939	—	—	65,980,939
Total Common Stocks	$ 989,900,189	$25,614,945*	$ —	$1,015,515,134
Short-Term Investments	$ 15,822,470	$ —	$ —	$ 15,822,470
Total Investments	$1,005,722,659	$ 25,614,945	$ —	$1,031,337,604
*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
23

Tax-Managed Value Portfolio
October 31, 2024
Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Value Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Tax-Managed Value Portfolio (the “Portfolio"), including the portfolio of investments, as of October 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 18, 2024
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
24

Eaton Vance
Tax-Managed Value Fund
October 31, 2024
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 6, 2024, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised of all of the Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings held between April and June 2024, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios, and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other funds, collective investment trusts and institutional accounts) with the same or substantially similar investment objective as the fund and with a significant overlap in holdings based on criteria set by the Board, if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used by the adviser to determine the value of fund assets, including, when necessary, the determination of “fair value” by the adviser in its role as each funds’ valuation designee and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
1 Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report. Eaton Vance Management and Boston Management and Research are referred to collectively as the “adviser.”
25

Eaton Vance
Tax-Managed Value Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other funds and investment accounts, as applicable;
•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The personal trading codes of ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, including descriptions of their various compliance programs and their record of compliance and remediation;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund;
• A description of the adviser’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost, and character of the administrative and other non-investment advisory services provided by the adviser and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule), and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates, and other relevant matters;
• The risks that the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 6, 2024 meeting, the Board and its committees received information from portfolio managers and other investment professionals of the adviser and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Board and its committees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the funds, and received and participated in reports and presentations provided by the adviser and sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular video or telephone conferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Kirkland & Ellis LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Tax-Managed Value Fund (the “Fund”) and Eaton Vance Management (“EVM”), as well as the investment advisory agreement between Tax-Managed Value Portfolio (the “Portfolio”), the
26

Eaton Vance
Tax-Managed Value Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

portfolio in which the Fund invests, and Boston Management and Research (“BMR”) (EVM, with respect to the Fund, and BMR, with respect to the Portfolio, are each referred to herein as the “Adviser”), including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Fund and the Portfolio (together, the “investment advisory agreements”).
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreements for the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Fund and to the Portfolio by the applicable Adviser.
The Board considered each Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund and the Portfolio, including the education and experience of the investment professionals who provide services to the Portfolio. The Board specifically noted that each Adviser has devoted extensive resources to in-house equity research capabilities and also draws upon independent research available from third-party sources. The Board considered each Adviser’s experience managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of each Adviser and other factors, including the reputation and resources of each Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund and the Portfolio, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund and the Portfolio, including the provision of administrative services. The Board also considered the business-related and other risks to which each Adviser or its affiliates may be subject in managing the Fund and the Portfolio.
The Board noted that, under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it would receive a fee, or in the Portfolio, for which it receives no separate fee but for which BMR receives an advisory fee from the Portfolio.
The Board considered the compliance programs of each Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, compliance with policies and procedures, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered relevant examinations of each Adviser and its affiliates by regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by each Adviser, taken as a whole, are appropriate and consistent with the terms of the applicable investment advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2023. In this regard, the Board noted that the performance of the Fund was lower than the median performance of the Fund’s peer group for the three-year period. The Board also noted that the performance of the Fund was lower than its benchmark index for the three-year period. On the basis of the foregoing, the performance of the Fund over other periods, and other relevant information provided by the Adviser in response to requests from the Contract Review Committee, the Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Portfolio and by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2023, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered certain Fund specific factors that had an impact on the Fund’s total expense ratio relative to comparable funds, as identified by management in response to inquiries from the Contract Review Committee.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by each Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by each Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by each Adviser and its affiliates to third parties in respect of distribution or other services.
27

Eaton Vance
Tax-Managed Value Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by each Adviser and its affiliates are not excessive.
The Board also considered direct or indirect fall-out benefits received by each Adviser and its affiliates in connection with their respective relationships with the Fund and the Portfolio, including the benefits of research services that may be available to each Adviser as a result of securities transactions effected for the Fund and the Portfolio and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the applicable Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. To assist in the evaluation of the sharing of any economies of scale, the Board received data showing for recent years, asset levels, Adviser profitability and total expense ratios. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by each Adviser. The Board also concluded that the structure of the advisory fees, which include breakpoints at several asset levels, will allow the Fund and the Portfolio to continue to benefit from any economies of scale in the future.
28

EATVX-NCSR    10.31.24

Eaton Vance
Floating-Rate Advantage Fund
Annual Financial Statements and
Additional Information
October 31, 2024

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the prospectus and/or statement of additional information, which can be obtained by calling 1-800-262-1122 or from a financial intermediary. Prospective investors should read the prospectus carefully before investing.

Annual Financial Statements and Additional Information October 31, 2024
Eaton Vance
Floating-Rate Advantage Fund

Eaton Vance
Floating-Rate Advantage Fund
October 31, 2024
Statement of Assets and Liabilities

October 31, 2024
Assets
Investment in Senior Debt Portfolio, at value (identified cost $5,797,245,789)	$5,621,453,221
Receivable for Fund shares sold	10,844,261
Total assets	$5,632,297,482
Liabilities
Payable for Fund shares redeemed	$17,813,476
Distributions payable	5,943,229
Payable to affiliates:
Administration fee	473,720
Distribution and service fees	414,635
Trustees' fees	42
Accrued expenses	1,103,842
Total liabilities	$25,748,944
Net Assets	$5,606,548,538
Sources of Net Assets
Paid-in capital	$6,834,386,484
Accumulated loss	(1,227,837,946)
Net Assets	$5,606,548,538
Advisers Class Shares
Net Assets	$56,828,313
Shares Outstanding	5,675,861
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.01
Class A Shares
Net Assets	$1,100,872,086
Shares Outstanding	109,932,121
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.01
Maximum Offering Price Per Share (100 ÷ 96.75 of net asset value per share)	$10.35
Class C Shares
Net Assets	$265,807,569
Shares Outstanding	26,589,911
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$10.00
Class I Shares
Net Assets	$4,165,757,868
Shares Outstanding	416,031,207
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.01
1
See Notes to Financial Statements.

Eaton Vance
Floating-Rate Advantage Fund
October 31, 2024
Statement of Assets and Liabilities — continued

October 31, 2024
Class R6 Shares
Net Assets	$17,282,702
Shares Outstanding	1,724,891
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.02
On sales of $100,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
2
See Notes to Financial Statements.

Eaton Vance
Floating-Rate Advantage Fund
October 31, 2024
Statement of Operations

Year Ended
October 31, 2024
Investment Income
Dividend income allocated from Portfolio	$6,452,433
Interest income allocated from Portfolio	645,298,843
Other income allocated from Portfolio	7,351,701
Expenses, excluding interest expense, allocated from Portfolio	(32,232,518)
Interest expense allocated from Portfolio	(95,149,182)
Total investment income from Portfolio	$531,721,277
Expenses
Administration fee	$5,692,503
Distribution and service fees:
Advisers Class	154,512
Class A	2,815,743
Class C	2,112,063
Trustees’ fees and expenses	500
Custodian fee	62,031
Transfer and dividend disbursing agent fees	3,315,025
Legal and accounting services	276,601
Printing and postage	271,686
Registration fees	145,374
Miscellaneous	62,267
Total expenses	$14,908,305
Net investment income	$516,812,972
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss):
Investment transactions	$(194,357,554)
Foreign currency transactions	(8,184,000)
Forward foreign currency exchange contracts	(12,898,132)
Net realized loss	$(215,439,686)
Change in unrealized appreciation (depreciation):
Investments	$301,306,921
Foreign currency	686,202
Forward foreign currency exchange contracts	9,857,604
Net change in unrealized appreciation (depreciation)	$311,850,727
Net realized and unrealized gain	$96,411,041
Net increase in net assets from operations	$613,224,013
3
See Notes to Financial Statements.

Eaton Vance
Floating-Rate Advantage Fund
October 31, 2024
Statements of Changes in Net Assets

	Year Ended October 31,
	2024	2023
Increase (Decrease) in Net Assets
From operations:
Net investment income	$516,812,972	$525,417,479
Net realized loss	(215,439,686)	(305,782,403)
Net change in unrealized appreciation (depreciation)	311,850,727	471,488,582
Net increase in net assets from operations	$613,224,013	$691,123,658
Distributions to shareholders:
Advisers Class	$(5,715,977)	$(6,268,276)
Class A	(103,906,150)	(103,262,365)
Class C	(24,607,671)	(26,443,101)
Class I	(396,647,314)	(392,701,024)
Class R6	(2,532,293)	(2,418,465)
Total distributions to shareholders	$(533,409,405)	$(531,093,231)
Transactions in shares of beneficial interest:
Advisers Class	$(11,560,693)	$(17,430,701)
Class A	(56,752,304)	(149,330,418)
Class C	(33,304,622)	(66,155,497)
Class I	(12,763,179)	(1,212,271,549)
Class R6	1,803,878	(9,637,466)
Net decrease in net assets from Fund share transactions	$(112,576,920)	$(1,454,825,631)
Net decrease in net assets	$(32,762,312)	$(1,294,795,204)
Net Assets
At beginning of year	$5,639,310,850	$6,934,106,054
At end of year	$5,606,548,538	$5,639,310,850
4
See Notes to Financial Statements.

Eaton Vance
Floating-Rate Advantage Fund
October 31, 2024
Financial Highlights

	Advisers Class
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$9.87	$9.62	$10.58	$10.07	$10.55
Income (Loss) From Operations
Net investment income(1)	$0.90	$0.85	$0.49	$0.40	$0.46
Net realized and unrealized gain (loss)	0.16	0.26	(0.97)	0.53	(0.48)
Total income (loss) from operations	$1.06	$1.11	$(0.48)	$0.93	$(0.02)
Less Distributions
From net investment income	$(0.92)	$(0.86)	$(0.48)	$(0.42)	$(0.46)
Total distributions	$(0.92)	$(0.86)	$(0.48)	$(0.42)	$(0.46)
Net asset value — End of year	$10.01	$9.87	$9.62	$10.58	$10.07
Total Return(2)	11.16%	11.92%	(4.62)%	9.30%	(0.05)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$56,828	$67,432	$82,925	$88,509	$64,551
Ratios (as a percentage of average daily net assets):(3)(4)
Expenses excluding interest and fees	1.00%	1.00%	0.94%	0.95%	1.00%
Interest and fee expense	1.67%	1.82%	0.49%	0.33%	0.63%
Total expenses	2.67%	2.82%	1.43%	1.28%	1.63%
Net expenses	2.67%(5)	2.82%(5)	1.43%(5)	1.28%	1.63%
Net investment income	8.94%	8.62%	4.79%	3.79%	4.50%
Portfolio Turnover of the Portfolio	35%	18%	27%	28%	30%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022).
5
See Notes to Financial Statements.

Eaton Vance
Floating-Rate Advantage Fund
October 31, 2024
Financial Highlights — continued

	Class A
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$9.87	$9.62	$10.58	$10.07	$10.55
Income (Loss) From Operations
Net investment income(1)	$0.90	$0.85	$0.49	$0.40	$0.45
Net realized and unrealized gain (loss)	0.16	0.26	(0.97)	0.53	(0.47)
Total income (loss) from operations	$1.06	$1.11	$(0.48)	$0.93	$(0.02)
Less Distributions
From net investment income	$(0.92)	$(0.86)	$(0.48)	$(0.42)	$(0.46)
Total distributions	$(0.92)	$(0.86)	$(0.48)	$(0.42)	$(0.46)
Net asset value — End of year	$10.01	$9.87	$9.62	$10.58	$10.07
Total Return(2)	11.16%	11.91%	(4.62)%	9.30%	(0.05)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,100,872	$1,141,067	$1,259,540	$1,378,928	$1,175,942
Ratios (as a percentage of average daily net assets):(3)(4)
Expenses excluding interest and fees	1.00%	1.00%	0.94%	0.95%	0.99%
Interest and fee expense	1.67%	1.82%	0.49%	0.33%	0.60%
Total expenses	2.67%	2.82%	1.43%	1.28%	1.59%
Net expenses	2.67%(5)	2.82%(5)	1.43%(5)	1.28%	1.59%
Net investment income	8.93%	8.64%	4.77%	3.80%	4.44%
Portfolio Turnover of the Portfolio	35%	18%	27%	28%	30%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022).
6
See Notes to Financial Statements.

Eaton Vance
Floating-Rate Advantage Fund
October 31, 2024
Financial Highlights — continued

	Class C
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$9.85	$9.61	$10.56	$10.05	$10.53
Income (Loss) From Operations
Net investment income(1)	$0.84	$0.80	$0.43	$0.35	$0.40
Net realized and unrealized gain (loss)	0.18	0.25	(0.95)	0.52	(0.47)
Total income (loss) from operations	$1.02	$1.05	$(0.52)	$0.87	$(0.07)
Less Distributions
From net investment income	$(0.87)	$(0.81)	$(0.43)	$(0.36)	$(0.41)
Total distributions	$(0.87)	$(0.81)	$(0.43)	$(0.36)	$(0.41)
Net asset value — End of year	$10.00	$9.85	$9.61	$10.56	$10.05
Total Return(2)	10.61%	11.48%	(5.11)%	8.77%	(0.56)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$265,808	$294,805	$352,239	$435,786	$508,535
Ratios (as a percentage of average daily net assets):(3)(4)
Expenses excluding interest and fees	1.50%	1.50%	1.44%	1.46%	1.50%
Interest and fee expense	1.67%	1.82%	0.48%	0.33%	0.60%
Total expenses	3.17%	3.32%	1.92%	1.79%	2.10%
Net expenses	3.17%(5)	3.32%(5)	1.92%(5)	1.79%	2.10%
Net investment income	8.43%	8.13%	4.23%	3.31%	3.95%
Portfolio Turnover of the Portfolio	35%	18%	27%	28%	30%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022).
7
See Notes to Financial Statements.

Eaton Vance
Floating-Rate Advantage Fund
October 31, 2024
Financial Highlights — continued

	Class I
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$9.87	$9.62	$10.58	$10.07	$10.55
Income (Loss) From Operations
Net investment income(1)	$0.92	$0.87	$0.51	$0.42	$0.47
Net realized and unrealized gain (loss)	0.17	0.27	(0.96)	0.53	(0.46)
Total income (loss) from operations	$1.09	$1.14	$(0.45)	$0.95	$0.01
Less Distributions
From net investment income	$(0.95)	$(0.89)	$(0.51)	$(0.44)	$(0.49)
Total distributions	$(0.95)	$(0.89)	$(0.51)	$(0.44)	$(0.49)
Net asset value — End of year	$10.01	$9.87	$9.62	$10.58	$10.07
Total Return(2)	11.44%	12.19%	(4.38)%	9.57%	0.20%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$4,165,758	$4,120,653	$5,215,271	$5,898,403	$3,545,676
Ratios (as a percentage of average daily net assets):(3)(4)
Expenses excluding interest and fees	0.74%	0.75%	0.69%	0.70%	0.75%
Interest and fee expense	1.67%	1.82%	0.47%	0.32%	0.60%
Total expenses	2.41%	2.57%	1.16%	1.02%	1.35%
Net expenses	2.41%(5)	2.57%(5)	1.16%(5)	1.02%	1.35%
Net investment income	9.16%	8.87%	4.99%	4.02%	4.70%
Portfolio Turnover of the Portfolio	35%	18%	27%	28%	30%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022).
8
See Notes to Financial Statements.

Eaton Vance
Floating-Rate Advantage Fund
October 31, 2024
Financial Highlights — continued

	Class R6
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$9.87	$9.62	$10.58	$10.06	$10.55
Income (Loss) From Operations
Net investment income(1)	$0.92	$0.91	$0.48	$0.43	$0.46
Net realized and unrealized gain (loss)	0.18	0.23	(0.93)	0.54	(0.45)
Total income (loss) from operations	$1.10	$1.14	$(0.45)	$0.97	$0.01
Less Distributions
From net investment income	$(0.95)	$(0.89)	$(0.51)	$(0.45)	$(0.50)
Total distributions	$(0.95)	$(0.89)	$(0.51)	$(0.45)	$(0.50)
Net asset value — End of year	$10.02	$9.87	$9.62	$10.58	$10.06
Total Return(2)	11.60%	12.35%	(4.36)%	9.63%	0.16%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$17,283	$15,353	$24,131	$135,653	$33,814
Ratios (as a percentage of average daily net assets):(3)(4)
Expenses excluding interest and fees	0.68%	0.79%	0.63%	0.65%	0.68%
Interest and fee expense	1.67%	1.82%	0.38%	0.30%	0.55%
Total expenses	2.35%	2.60%	1.01%	0.95%	1.23%
Net expenses	2.35%(5)	2.60%(5)	1.01%(5)	0.95%	1.23%
Net investment income	9.19%	9.26%	4.66%	4.06%	4.63%
Portfolio Turnover of the Portfolio	35%	18%	27%	28%	30%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022).
9
See Notes to Financial Statements.

Eaton Vance
Floating-Rate Advantage Fund
October 31, 2024
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Floating-Rate Advantage Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Advisers Class, Class I and Class R6 shares are generally sold at net asset value and are not subject to a sales charge. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Senior Debt Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (96.0% at October 31, 2024). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.
B  Income—The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.
C  Federal Taxes—The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of October 31, 2024, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
D  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
E  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
F  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Other—Investment transactions are accounted for on a trade date basis.
10

Eaton Vance
Floating-Rate Advantage Fund
October 31, 2024
Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information
The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended October 31, 2024 and October 31, 2023 was as follows:
	Year Ended October 31,
	2024	2023
Ordinary income	$533,409,405	$531,093,231
During the year ended October 31, 2024, accumulated loss was increased by $1,501,702 and paid-in capital was increased by $1,501,702 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of October 31, 2024, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 15,702,662
Deferred capital losses	(1,042,000,004)
Net unrealized depreciation	(195,597,375)
Distributions payable	(5,943,229)
Accumulated loss	$(1,227,837,946)
At October 31, 2024, the Fund, for federal income tax purposes, had deferred capital losses of $1,042,000,004 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2024, $972,751,684 are long-term and $69,248,320 are short-term.
3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment adviser fee is computed at an annual rate as a percentage of the Fund’s average daily gross assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee as follows and is payable monthly:
Average Daily Gross Assets	Annual Fee Rate
Up to and including $1 billion	0.5000%
In excess of $1 billion up to and including $2 billion	0.4500%
In excess of $2 billion up to and including $7 billion	0.4000%
In excess of $7 billion up to and including $10 billion	0.3875%
In excess of $10 billion up to and including $15 billion	0.3750%
In excess of $15 billion	0.3625%
11

Eaton Vance
Floating-Rate Advantage Fund
October 31, 2024
Notes to Financial Statements — continued

Gross assets are calculated by deducting all liabilities of the Fund except the principal amount of any indebtedness for money borrowed. For the year ended October 31, 2024, the Fund incurred no investment adviser fee on such assets. To the extent that the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR) to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.
The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.10% of the Fund’s average daily net assets. For the year ended October 31, 2024, the administration fee amounted to $5,692,503. EVM provides subtransfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2024, EVM earned $186,924 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $65,500 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2024. The Fund was informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of EVM, BMR and EVD, also received a portion of the sales charge on sales of Class A shares for the year ended October 31, 2024 in the amount of $15,046. EVD also received distribution and service fees from Advisers Class, Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).
Trustees and officers of the Fund who are members of EVM’s or BMR's organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.
4  Distribution Plans
The Fund has in effect a distribution plan for Advisers Class shares and Class A shares (Advisers/Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Advisers/Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Advisers Class and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2024 amounted to $154,512 for Advisers Class shares and $2,815,743 for Class A shares.
The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.60% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2024, the Fund paid or accrued to EVD $1,689,650 for Class C shares.
Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.15% per annum of its average daily net assets attributable to Class C shares. Although there is no present intention to do so, Class C shares could pay service fees of up to 0.25% annually upon Trustee approval. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2024 amounted to $422,413 for Class C shares.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 0.75% CDSC if redeemed within 12 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2024, the Fund was informed that EVD received $3,535 and $16,509 of CDSCs paid by Class A and Class C shareholders, respectively.
6  Investment Transactions
For the year ended October 31, 2024, increases and decreases in the Fund's investment in the Portfolio aggregated $270,007,039 and $928,920,791, respectively.
12

Eaton Vance
Floating-Rate Advantage Fund
October 31, 2024
Notes to Financial Statements — continued

7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions, were as follows:
	Year Ended October 31, 2024		Year Ended October 31, 2023
	Shares	Amount	Shares	Amount
Advisers Class
Sales	1,379,818	$ 13,837,770	1,128,130	$ 11,140,190
Issued to shareholders electing to receive payments of distributions in Fund shares	564,778	5,662,889	630,898	6,215,546
Redemptions	(3,101,885)	(31,061,352)	(3,544,982)	(34,786,437)
Net decrease	(1,157,289)	$ (11,560,693)	(1,785,954)	$ (17,430,701)
Class A
Sales	12,804,650	$ 128,371,615	13,520,333	$ 133,342,035
Issued to shareholders electing to receive payments of distributions in Fund shares	8,827,632	88,511,011	8,818,151	86,926,063
Redemptions	(27,302,913)	(273,634,930)	(37,618,515)	(369,598,516)
Net decrease	(5,670,631)	$ (56,752,304)	(15,280,031)	$ (149,330,418)
Class C
Sales	3,947,242	$ 39,498,526	2,918,796	$ 28,717,972
Issued to shareholders electing to receive payments of distributions in Fund shares	2,273,324	22,759,401	2,427,933	23,887,925
Redemptions	(9,550,407)	(95,562,549)	(12,093,790)	(118,761,394)
Net decrease	(3,329,841)	$ (33,304,622)	(6,747,061)	$ (66,155,497)
Class I
Sales	140,897,464	$1,413,032,445	144,101,389	$1,423,150,623
Issued to shareholders electing to receive payments of distributions in Fund shares	32,866,405	329,521,581	32,436,796	319,569,650
Redemptions	(175,241,808)	(1,755,317,205)	(301,013,983)	(2,954,991,822)
Net decrease	(1,477,939)	$ (12,763,179)	(124,475,798)	$(1,212,271,549)
Class R6
Sales	3,073,680	$ 30,869,756	8,134,927	$ 80,029,817
Issued to shareholders electing to receive payments of distributions in Fund shares	124,267	1,246,713	108,951	1,073,201
Redemptions	(3,028,412)	(30,312,591)	(9,198,167)	(90,740,484)
Net increase (decrease)	169,535	$ 1,803,878	(954,289)	$ (9,637,466)
13

Eaton Vance
Floating-Rate Advantage Fund
October 31, 2024
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Floating-Rate Advantage Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Advantage Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 18, 2024
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
14

Eaton Vance
Floating-Rate Advantage Fund
October 31, 2024
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2025 will show the tax status of all distributions paid to your account in calendar year 2024. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and 163(j) interest dividends.
Qualified Dividend Income. For the fiscal year ended October 31, 2024, the Fund designates approximately $2,333,661, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
163(j) Interest Dividends. For the fiscal year ended October 31, 2024, the Fund designates 96.53% of distributions from net investment income as a 163(j) interest dividend.
15

Senior Debt Portfolio
October 31, 2024
Portfolio of Investments

Asset-Backed Securities — 3.8%
Security	Principal Amount (000's omitted)	Value
Alinea CLO Ltd.:
Series 2018-1A, Class D, 7.979%, (3 mo. SOFR + 3.362%), 7/20/31(1)(2)	$2,500	$ 2,523,717
Series 2018-1A, Class E, 10.879%, (3 mo. SOFR + 6.262%), 7/20/31(1)(2)	3,000	3,014,940
AMMC CLO XII Ltd., Series 2013-12A, Class ER, 11.544%, (3 mo. SOFR + 6.442%), 11/10/30(1)(2)	3,525	3,477,571
AMMC CLO XV Ltd., Series 2014-15A, Class ERR, 11.828%, (3 mo. SOFR + 7.172%), 1/15/32(1)(2)	2,500	2,506,502
ARES Loan Funding II Ltd., Series 2022-ALF2A, Class ER, 12.857%, (3 mo. SOFR + 8.24%), 10/20/36(1)(2)	1,675	1,746,720
ARES LVIII CLO Ltd., Series 2020-58A, Class ER, 11.356%, (3 mo. SOFR + 6.70%), 1/15/35(1)(2)	3,000	3,019,863
ARES XXXIIR CLO Ltd.:
Series 2014-32RA, Class C, 8.28%, (3 mo. SOFR + 3.162%), 5/15/30(1)(2)	5,000	5,013,805
Series 2014-32RA, Class D, 11.23%, (3 mo. SOFR + 6.112%), 5/15/30(1)(2)	1,000	1,003,960
ARES XXXVR CLO Ltd., Series 2015-35RA, Class E, 10.618%, (3 mo. SOFR + 5.962%), 7/15/30(1)(2)	4,000	4,020,516
Barings CLO Ltd.:
Series 2015-1A, Class DR, 7.479%, (3 mo. SOFR + 2.862%), 1/20/31(1)(2)	2,500	2,518,375
Series 2018-1A, Class C, 7.518%, (3 mo. SOFR + 2.862%), 4/15/31(1)(2)	3,500	3,502,236
Battalion CLO XXII Ltd., Series 2021-22A, Class E, 11.829%, (3 mo. SOFR + 7.212%), 1/20/35(1)(2)	1,750	1,504,337
Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class DR, 10.479%, (3 mo. SOFR + 5.862%), 1/20/31(1)(2)	5,401	5,284,797
Benefit Street Partners CLO XVI Ltd., Series 2018-16A, Class E, 11.609%, (3 mo. SOFR + 6.962%), 1/17/32(1)(2)	2,250	2,267,681
Benefit Street Partners CLO XXII Ltd., Series 2020-22A, Class ER, 11.547%, (3 mo. SOFR + 6.93%), 4/20/35(1)(2)	1,000	1,014,548
Benefit Street Partners CLO XXV Ltd., Series 2021-25A, Class E, 11.768%, (3 mo. SOFR + 7.112%), 1/15/35(1)(2)	3,000	3,044,676
Betony CLO 2 Ltd.:
Series 2018-1A, Class C, 7.751%, (3 mo. SOFR + 3.162%), 4/30/31(1)(2)	2,500	2,516,250
Series 2018-1A, Class D, 10.501%, (3 mo. SOFR + 5.912%), 4/30/31(1)(2)	2,525	2,504,300
Security	Principal Amount (000's omitted)	Value
BlueMountain CLO Ltd.:
Series 2015-3A, Class CR, 7.479%, (3 mo. SOFR + 2.862%), 4/20/31(1)(2)	$5,000	$ 5,006,550
Series 2015-3A, Class DR, 10.279%, (3 mo. SOFR + 5.662%), 4/20/31(1)(2)	3,000	2,823,816
Series 2016-3A, Class DR, 8.48%, (3 mo. SOFR + 3.362%), 11/15/30(1)(2)	1,500	1,503,465
Series 2016-3A, Class ER, 11.33%, (3 mo. SOFR + 6.212%), 11/15/30(1)(2)	1,500	1,485,059
Series 2018-1A, Class D, 7.901%, (3 mo. SOFR + 3.312%), 7/30/30(1)(2)	2,500	2,502,633
Series 2018-1A, Class E, 10.801%, (3 mo. SOFR + 6.212%), 7/30/30(1)(2)	2,000	1,883,592
BlueMountain CLO XXIV Ltd., Series 2019-24A, Class ER, 11.719%, (3 mo. SOFR + 7.102%), 4/20/34(1)(2)	1,250	1,221,439
BlueMountain CLO XXVI Ltd., Series 2019-26A, Class ER, 12.009%, (3 mo. SOFR + 7.392%), 10/20/34(1)(2)	3,000	2,996,007
BlueMountain CLO XXX Ltd., Series 2020-30A, Class ER, 11.356%, (3 mo. SOFR + 6.70%), 4/15/35(1)(2)	2,000	1,969,420
BlueMountain CLO XXXIII Ltd., Series 2021-33A, Class E, 12.22%, (3 mo. SOFR + 7.092%), 11/20/34(1)(2)	2,500	2,456,318
Bryant Park Funding Ltd.:
Series 2023-20A, Class D, 10.746%, (3 mo. SOFR + 6.09%), 7/15/36(1)(2)	5,250	5,360,161
Series 2023-21A, Class D, 10.082%, (3 mo. SOFR + 5.45%), 10/18/36(1)(2)	4,475	4,576,927
Canyon Capital CLO Ltd.:
Series 2012-1RA, Class E, 10.618%, (3 mo. SOFR + 5.962%), 7/15/30(1)(2)	4,875	4,704,862
Series 2016-1A, Class ER, 10.668%, (3 mo. SOFR + 6.012%), 7/15/31(1)(2)	4,000	3,880,936
Series 2016-2A, Class ER, 10.918%, (3 mo. SOFR + 6.262%), 10/15/31(1)(2)	4,500	4,436,748
Series 2018-1A, Class D, 7.818%, (3 mo. SOFR + 3.162%), 7/15/31(1)(2)	3,000	3,005,553
Series 2018-1A, Class E, 10.668%, (3 mo. SOFR + 6.012%), 7/15/31(1)(2)	2,750	2,683,117
Series 2019-2A, Class ER, 11.668%, (3 mo. SOFR + 7.012%), 10/15/34(1)(2)	1,500	1,478,550
Carlyle C17 CLO Ltd.:
Series C17A, Class CR, 7.651%, (3 mo. SOFR + 3.062%), 4/30/31(1)(2)	5,000	5,040,655
Series C17A, Class DR, 10.851%, (3 mo. SOFR + 6.262%), 4/30/31(1)(2)	3,500	3,508,750
Carlyle Global Market Strategies CLO Ltd.:
Series 2012-3A, Class CR2, 8.418%, (3 mo. SOFR + 3.762%), 1/14/32(1)(2)	2,500	2,510,410
Series 2012-3A, Class DR2, 11.418%, (3 mo. SOFR + 6.762%), 1/14/32(1)(2)	1,500	1,506,639

16
See Notes to Financial Statements.

Senior Debt Portfolio
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Carlyle Global Market Strategies CLO Ltd.: (continued)
Series 2014-3RA, Class C, 7.829%, (3 mo. SOFR + 3.212%), 7/27/31(1)(2)	$1,000	$ 1,002,448
Series 2014-3RA, Class D, 10.279%, (3 mo. SOFR + 5.662%), 7/27/31(1)(2)	2,150	2,151,127
Series 2014-4RA, Class C, 7.818%, (3 mo. SOFR + 3.162%), 7/15/30(1)(2)	2,750	2,759,927
Series 2014-4RA, Class D, 10.568%, (3 mo. SOFR + 5.912%), 7/15/30(1)(2)	1,500	1,488,839
Carlyle U.S. CLO Ltd.:
Series 2019-4A, Class DR, 11.256%, (3 mo. SOFR + 6.60%), 4/15/35(1)(2)	3,000	3,020,814
Series 2021-7A, Class D, 11.168%, (3 mo. SOFR + 6.512%), 10/15/35(1)(2)	250	251,580
Series 2022-6A, Class DR, 9.376%, (3 mo. SOFR + 4.75%), 10/25/36(1)(2)	2,800	2,860,794
CarVal CLO IV Ltd., Series 2021-1A, Class E, 11.479%, (3 mo. SOFR + 6.862%), 7/20/34(1)(2)	1,000	1,008,534
CIFC Funding Ltd.:
Series 2022-1A, Class E, 11.048%, (3 mo. SOFR + 6.40%), 4/17/35(1)(2)	750	755,495
Series 2022-4A, Class D, 8.197%, (3 mo. SOFR + 3.55%), 7/16/35(1)(2)	1,750	1,758,692
Crown City CLO I, Series 2020-1A, Class DR, 11.879%, (3 mo. SOFR + 7.262%), 7/20/34(1)(2)	250	248,707
Dryden CLO Ltd.:
Series 2018-55A, Class D, 7.768%, (3 mo. SOFR + 3.112%), 4/15/31(1)(2)	1,500	1,502,036
Series 2018-55A, Class E, 10.318%, (3 mo. SOFR + 5.662%), 4/15/31(1)(2)	2,000	1,986,478
Dryden Senior Loan Fund:
Series 2015-41A, Class DR, 7.518%, (3 mo. SOFR + 2.862%), 4/15/31(1)(2)	7,000	6,987,750
Series 2015-41A, Class ER, 10.218%, (3 mo. SOFR + 5.562%), 4/15/31(1)(2)	1,268	1,190,082
Series 2016-42A, Class D1AR, 7.956%, (3 mo. SOFR + 3.30%), 7/15/37(1)(2)	2,500	2,518,077
Series 2016-42A, Class ERR, 11.156%, (3 mo. SOFR + 6.50%), 7/15/37(1)(2)	3,500	3,455,550
Empower CLO Ltd., Series 2023-2A, Class D, 10.056%, (3 mo. SOFR + 5.40%), 7/15/36(1)(2)	2,000	2,056,716
Galaxy XIX CLO Ltd., Series 2015-19A, Class D1R, 11.426%, (3 mo. SOFR + 6.792%), 7/24/30(1)(2)	2,000	2,006,702
Golub Capital Partners 48 LP, Series 2020-48A, Class D, 8.709%, (3 mo. SOFR + 4.062%), 4/17/33(1)(2)	2,000	2,008,074
Golub Capital Partners CLO 53B Ltd., Series 2021-53A, Class E, 11.579%, (3 mo. SOFR + 6.962%), 7/20/34(1)(2)	1,250	1,256,294
Security	Principal Amount (000's omitted)	Value
Golub Capital Partners CLO 58B Ltd., Series 2021-58A, Class E, 11.698%, (3 mo. SOFR + 7.072%), 1/25/35(1)(2)	$2,500	$ 2,515,125
HalseyPoint CLO 5 Ltd., Series 2021-5A, Class E, 11.791%, (3 mo. SOFR + 7.202%), 1/30/35(1)(2)	2,000	1,964,728
Harriman Park CLO Ltd., Series 2020-1A, Class ER, 11.279%, (3 mo. SOFR + 6.662%), 4/20/34(1)(2)	1,000	1,007,803
ICG U.S. CLO Ltd.:
Series 2018-2A, Class D, 7.993%, (3 mo. SOFR + 3.362%), 7/22/31(1)(2)	2,000	2,004,846
Series 2018-2A, Class E, 10.643%, (3 mo. SOFR + 6.012%), 7/22/31(1)(2)	3,000	2,825,418
Madison Park Funding LIX Ltd., Series 2021-59A, Class ER, 11.032%, (3 mo. SOFR + 6.40%), 4/18/37(1)(2)	1,550	1,557,598
Madison Park Funding XXXVI Ltd., Series 2019-36A, Class ER, 11.706%, (3 mo. SOFR + 7.05%), 4/15/35(1)(2)	2,500	2,510,610
Madison Park Funding XXXVII Ltd., Series 2019-37A, Class ER2, 11.256%, (3 mo. SOFR + 6.60%), 4/15/37(1)(2)	750	758,138
Marble Point CLO XXIV Ltd., Series 2022-1A, Class D1, 8.857%, (3 mo. SOFR + 4.24%), 4/20/35(1)(2)	2,000	2,003,656
Neuberger Berman CLO XVIII Ltd., Series 2014-18A, Class DR2, 10.799%, (3 mo. SOFR + 6.182%), 10/21/30(1)(2)	2,000	2,012,184
Neuberger Berman Loan Advisers CLO Ltd., Series 2022-48A, Class E, 11.126%, (3 mo. SOFR + 6.50%), 4/25/36(1)(2)	2,600	2,617,969
Palmer Square CLO Ltd.:
Series 2013-2A, Class DRR, 10.759%, (3 mo. SOFR + 6.112%), 10/17/31(1)(2)	1,425	1,433,524
Series 2015-1A, Class DR4, 11.888%, (3 mo. SOFR + 6.762%), 5/21/34(1)(2)	2,000	2,006,830
Series 2021-2A, Class E, 11.268%, (3 mo. SOFR + 6.612%), 7/15/34(1)(2)	1,000	1,008,784
RAD CLO 5 Ltd., Series 2019-5A, Class E, 11.596%, (3 mo. SOFR + 6.962%), 7/24/32(1)(2)	1,250	1,257,333
RAD CLO 11 Ltd., Series 2021-11A, Class E, 11.168%, (3 mo. SOFR + 6.512%), 4/15/34(1)(2)	750	755,178
RAD CLO 14 Ltd., Series 2021-14A, Class E, 11.418%, (3 mo. SOFR + 6.762%), 1/15/35(1)(2)	1,050	1,056,676
Regatta XIII Funding Ltd., Series 2018-2A, Class D, 10.868%, (3 mo. SOFR + 6.212%), 7/15/31(1)(2)	5,000	4,904,900
Regatta XV Funding Ltd., Series 2018-4A, Class D, 11.388%, (3 mo. SOFR + 6.762%), 10/25/31(1)(2)	2,875	2,886,322

17
See Notes to Financial Statements.

Senior Debt Portfolio
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Upland CLO Ltd.:
Series 2016-1A, Class CR, 7.779%, (3 mo. SOFR + 3.162%), 4/20/31(1)(2)	$4,500	$ 4,511,250
Series 2016-1A, Class DR, 10.779%, (3 mo. SOFR + 6.162%), 4/20/31(1)(2)	2,125	2,134,871
Vibrant CLO IX, Ltd.:
Series 2018-9A, Class C, 8.079%, (3 mo. SOFR + 3.462%), 7/20/31(1)(2)	2,500	2,511,342
Series 2018-9A, Class D, 11.129%, (3 mo. SOFR + 6.512%), 7/20/31(1)(2)	3,500	3,366,923
Voya CLO Ltd.:
Series 2014-1A, Class DR2, 10.894%, (3 mo. SOFR + 6.262%), 4/18/31(1)(2)	3,250	3,201,578
Series 2015-3A, Class CR, 8.029%, (3 mo. SOFR + 3.412%), 10/20/31(1)(2)	2,500	2,503,923
Series 2015-3A, Class DR, 11.079%, (3 mo. SOFR + 6.462%), 10/20/31(1)(2)	5,500	5,245,927
Series 2016-3A, Class CR, 8.144%, (3 mo. SOFR + 3.512%), 10/18/31(1)(2)	2,000	2,002,730
Series 2016-3A, Class DR, 10.974%, (3 mo. SOFR + 6.342%), 10/18/31(1)(2)	2,375	2,245,330
Wellfleet CLO Ltd., Series 2021-3A, Class E, 12.018%, (3 mo. SOFR + 7.362%), 1/15/35(1)(2)	1,050	988,857
Total Asset-Backed Securities (identified cost $225,833,251)		$ 225,101,470

Common Stocks — 1.3%
Security	Shares	Value
Aerospace and Defense — 0.0%
IAP Worldwide Services LLC(3)(4)(5)	168	$ 0
		$ 0
Commercial Services & Supplies — 0.1%
Monitronics International, Inc.(4)(5)	199,603	$ 4,191,663
Phoenix Services International LLC(4)(5)	291,132	1,200,920
Phoenix Services International LLC(4)(5)	26,562	109,568
		$ 5,502,151
Containers and Glass Products — 0.0%(6)
LG Parent Holding Co.(4)(5)	342,076	$ 1,539,342
		$ 1,539,342
Electronic Equipment, Instruments & Components — 0.4%
Range Red Acquisitions LLC, Class A1(3)(4)(5)	10,660	$ 23,631,941
		$ 23,631,941
Security	Shares	Value
Electronics/Electrical — 0.0%(6)
Skillsoft Corp.(4)(5)	50,519	$ 771,425
		$ 771,425
Entertainment — 0.0%(6)
New Cineworld Ltd.(4)(5)	113,548	$ 2,583,217
		$ 2,583,217
Health Care — 0.3%
Akorn Holding Co. LLC(3)(4)(5)	792,089	$ 0
Cano Health, Inc.(4)(5)	380,806	4,379,269
Envision Parent, Inc.(4)(5)	953,838	10,134,529
		$ 14,513,798
Household Durables — 0.2%
Serta Simmons Bedding, Inc.(4)(5)	1,401,999	$ 9,930,779
Serta SSB Equipment Co.(3)(4)(5)	1,401,999	0
		$ 9,930,779
Investment Companies — 0.0%(6)
Aegletes BV(4)(5)	138,671	$ 90,136
		$ 90,136
Nonferrous Metals/Minerals — 0.2%
ACNR Holdings, Inc., Class A(5)	116,152	$ 8,914,666
		$ 8,914,666
Oil and Gas — 0.0%
AFG Holdings, Inc.(3)(4)(5)	281,241	$ 0
		$ 0
Pharmaceuticals — 0.1%
Covis Midco 1 SARL, Class A(4)(5)	8,349	$ 4,258
Covis Midco 1 SARL, Class B(4)(5)	8,349	4,258
Covis Midco 1 SARL, Class C(4)(5)	8,349	4,258
Covis Midco 1 SARL, Class D(4)(5)	8,349	4,258
Covis Midco 1 SARL, Class E(4)(5)	8,349	4,258
Mallinckrodt International Finance SA(4)(5)	107,065	8,123,554
		$ 8,144,844
Retail — 0.0%
Jubilee Enterprise PCL, Class A1(3)(4)(5)	2,563	$ 0
Jubilee Enterprise PCL, Class A2(3)(4)(5)	2,048,265	0
		$ 0

18
See Notes to Financial Statements.

Senior Debt Portfolio
October 31, 2024
Portfolio of Investments — continued

Security	Shares	Value
Retailers (Except Food and Drug) — 0.0%
Phillips Feed Service, Inc.(3)(4)(5)	2,960	$ 0
		$ 0
Telecommunications — 0.0%
GEE Acquisition Holdings Corp.(3)(4)(5)	390,679	$ 0
		$ 0
Total Common Stocks (identified cost $111,484,313)		$ 75,622,299

Corporate Bonds — 9.7%
Security	Principal Amount* (000's omitted)	Value
Aerospace and Defense — 0.3%
TransDigm, Inc.:
6.75%, 8/15/28(1)	3,825	$ 3,911,870
6.875%, 12/15/30(1)	15,000	15,389,460
		$ 19,301,330
Air Transport — 0.6%
American Airlines, Inc./AAdvantage Loyalty IP Ltd.:
5.50%, 4/20/26(1)	9,650	$ 9,628,046
5.75%, 4/20/29(1)	14,475	14,345,556
United Airlines, Inc.:
4.375%, 4/15/26(1)	5,050	4,965,944
4.625%, 4/15/29(1)	5,050	4,836,910
		$ 33,776,456
Automotive — 0.1%
Adient Global Holdings Ltd., 7.00%, 4/15/28(1)	650	$ 661,365
Clarios Global LP/Clarios U.S. Finance Co., 6.25%, 5/15/26(1)	4,478	4,489,781
		$ 5,151,146
Building and Development — 0.2%
Miter Brands Acquisition Holdco, Inc./MIWD Borrower LLC, 6.75%, 4/1/32(1)	5,425	$ 5,521,967
Smyrna Ready Mix Concrete LLC, 8.875%, 11/15/31(1)	2,500	2,628,364
Winnebago Industries, Inc., 6.25%, 7/15/28(1)	1,100	1,094,543
		$ 9,244,874
Security	Principal Amount* (000's omitted)		Value
Business Equipment and Services — 0.7%
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL:
4.625%, 6/1/28(1)		18,725	$ 17,551,417
4.625%, 6/1/28(1)		20,575	19,316,397
Prime Security Services Borrower LLC/Prime Finance, Inc., 5.75%, 4/15/26(1)		4,175	4,180,010
			$ 41,047,824
Capital Markets — 0.2%
Focus Financial Partners LLC, 6.75%, 9/15/31(1)		14,500	$ 14,415,032
			$ 14,415,032
Chemicals — 0.6%
INEOS Finance PLC:
3.375%, 3/31/26(1)	EUR	2,000	$ 2,179,941
7.50%, 4/15/29(1)		9,075	9,374,012
Olympus Water U.S. Holding Corp.:
4.25%, 10/1/28(1)		10,050	9,469,307
7.125%, 10/1/27(1)		1,075	1,092,558
9.75%, 11/15/28(1)		11,400	12,108,613
			$ 34,224,431
Commercial Services — 0.3%
Neptune Bidco U.S., Inc., 9.29%, 4/15/29(1)		13,600	$ 12,719,179
Wand NewCo 3, Inc., 7.625%, 1/30/32(1)		6,525	6,749,059
			$ 19,468,238
Containers & Packaging — 0.2%
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC:
4.00%, 10/15/27(1)		6,325	$ 6,046,547
4.375%, 10/15/28(1)		6,350	5,978,308
			$ 12,024,855
Diversified Financial Services — 0.2%
AG TTMT Escrow Issuer LLC, 8.625%, 9/30/27(1)		3,350	$ 3,464,064
Aretec Group, Inc., 10.00%, 8/15/30(1)		5,375	5,863,346
			$ 9,327,410
Diversified Telecommunication Services — 0.9%
Altice France SA:
5.125%, 1/15/29(1)		1,600	$ 1,200,033
5.125%, 7/15/29(1)		20,275	15,187,764
8.125%, 2/1/27(1)		22,500	18,652,383

19
See Notes to Financial Statements.

Senior Debt Portfolio
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)	Value
Diversified Telecommunication Services (continued)
Level 3 Financing, Inc., 10.75%, 12/15/30(1)	11,175	$ 12,542,453
Virgin Media Secured Finance PLC, 4.50%, 8/15/30(1)	7,625	6,684,959
		$ 54,267,592
Drugs — 0.2%
Jazz Securities DAC, 4.375%, 1/15/29(1)	10,050	$ 9,519,290
		$ 9,519,290
Electronics/Electrical — 0.3%
Imola Merger Corp., 4.75%, 5/15/29(1)	15,700	$ 15,191,998
		$ 15,191,998
Engineering & Construction — 0.1%
Artera Services LLC, 8.50%, 2/15/31(1)	6,375	$ 6,324,190
		$ 6,324,190
Entertainment — 0.1%
Caesars Entertainment, Inc., 6.50%, 2/15/32(1)	5,275	$ 5,352,754
Six Flags Theme Parks, Inc., 7.00%, 7/1/25(1)	662	661,947
		$ 6,014,701
Health Care — 0.7%
Medline Borrower LP, 3.875%, 4/1/29(1)	21,150	$ 19,802,538
Tenet Healthcare Corp., 4.25%, 6/1/29	22,375	21,184,058
		$ 40,986,596
Hotels, Restaurants & Leisure — 0.5%
Carnival Corp., 4.00%, 8/1/28(1)	31,975	$ 30,505,208
		$ 30,505,208
Household Products — 0.1%
Kronos Acquisition Holdings, Inc., 8.25%, 6/30/31(1)	5,000	$ 4,957,283
		$ 4,957,283
Insurance — 0.6%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer:
4.25%, 10/15/27(1)	700	$ 664,558
7.00%, 1/15/31(1)	5,250	5,289,706
AmWINS Group, Inc., 6.375%, 2/15/29(1)	12,350	12,418,666
Panther Escrow Issuer LLC, 7.125%, 6/1/31(1)	14,525	14,884,210
		$ 33,257,140
Security	Principal Amount* (000's omitted)	Value
Internet Software & Services — 0.3%
Central Parent, Inc./CDK Global, Inc., 7.25%, 6/15/29(1)	15,225	$ 15,297,030
		$ 15,297,030
Leisure Goods/Activities/Movies — 0.4%
Lindblad Expeditions LLC, 6.75%, 2/15/27(1)	3,475	$ 3,494,210
NCL Corp. Ltd., 5.875%, 2/15/27(1)	20,375	20,367,626
		$ 23,861,836
Machinery — 0.3%
Madison IAQ LLC, 4.125%, 6/30/28(1)	12,300	$ 11,727,447
TK Elevator U.S. Newco, Inc., 5.25%, 7/15/27(1)	4,950	4,872,889
		$ 16,600,336
Media — 0.0%(6)
iHeartCommunications, Inc., 6.375%, 5/1/26	1,159	$ 982,276
		$ 982,276
Oil, Gas & Consumable Fuels — 0.2%
CITGO Petroleum Corp., 7.00%, 6/15/25(1)	12,175	$ 12,198,267
		$ 12,198,267
Professional Services — 0.0%(6)
CoreLogic, Inc., 4.50%, 5/1/28(1)	3,500	$ 3,289,978
		$ 3,289,978
Real Estate Investment Trusts (REITs) — 0.2%
Cushman & Wakefield U.S. Borrower LLC, 6.75%, 5/15/28(1)	7,493	$ 7,539,770
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 5.875%, 10/1/28(1)	5,925	5,869,157
		$ 13,408,927
Retail — 0.1%
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc., 4.625%, 1/15/29(1)	6,790	$ 6,344,465
		$ 6,344,465
Software — 0.8%
Cloud Software Group, Inc.:
8.25%, 6/30/32(1)	19,590	$ 20,149,151
9.00%, 9/30/29(1)	5,100	5,103,464
GoTo Group, Inc., 5.50%, 5/1/28(1)	5,405	4,180,110

20
See Notes to Financial Statements.

Senior Debt Portfolio
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)	Value
Software (continued)
UKG, Inc., 6.875%, 2/1/31(1)	10,525	$ 10,791,559
Veritas U.S., Inc./Veritas Bermuda Ltd., 7.50%, 9/1/25(1)	6,850	6,526,099
		$ 46,750,383
Technology — 0.3%
Clarivate Science Holdings Corp., 3.875%, 7/1/28(1)	10,575	$ 9,990,435
NCR Atleos Corp., 9.50%, 4/1/29(1)	8,700	9,582,665
		$ 19,573,100
Telecommunications — 0.1%
VMED O2 U.K. Financing I PLC, 4.25%, 1/31/31(1)	4,375	$ 3,778,667
		$ 3,778,667
Wireless Telecommunication Services — 0.1%
Digicel Intermediate Holdings Ltd./Digicel International Finance Ltd./DIFL U.S., 12.00%, (9.00% cash and 3.00% PIK), 5/25/27	7,284	$ 7,325,366
		$ 7,325,366
Total Corporate Bonds (identified cost $580,292,514)		$ 568,416,225

Senior Floating-Rate Loans — 107.0%(7)
Borrower/Description	Principal Amount* (000's omitted)		Value
Aerospace and Defense — 1.3%
Aernnova Aerospace SAU, Term Loan, 7.25%, (3 mo. EURIBOR + 4.00%), 2/27/30	EUR	7,550	$ 8,217,644
Dynasty Acquisition Co., Inc., Term Loan, 8/24/28(8)		793	794,329
HDI Aerospace Intermediate Holding III Corp., Term Loan, 9/19/31(8)		8,325	8,309,391
IAP Worldwide Services, Inc., Term Loan - Second Lien, 0.00%, 7/18/23(3)(9)		1,184	941,309
Novaria Holdings LLC, Term Loan, 9.035%, (SOFR + 4.25%), 6/6/31		2,600	2,606,500
TransDigm, Inc.:
Term Loan, 7.104%, (SOFR + 2.50%), 2/28/31		26,825	26,878,633
Term Loan, 7.354%, (SOFR + 2.75%), 3/22/30		29,224	29,324,159
			$ 77,071,965
Borrower/Description	Principal Amount* (000's omitted)		Value
Air Freight & Logistics — 0.1%
AIT Worldwide Logistics, Inc., Term Loan, 4/5/30(8)		8,025	$ 7,984,875
			$ 7,984,875
Airlines — 0.4%
American Airlines, Inc., Term Loan, 9.629%, (SOFR + 4.75%), 4/20/28		22,400	$ 23,073,277
			$ 23,073,277
Apparel & Luxury Goods — 0.8%
ABG Intermediate Holdings 2 LLC, Term Loan, 7.447%, (SOFR + 2.75%), 12/21/28		9,282	$ 9,313,252
Gloves Buyer, Inc., Term Loan, 8.80%, (SOFR + 4.00%), 12/29/27		29,962	29,886,744
Hanesbrands, Inc., Term Loan, 8.435%, (SOFR + 3.75%), 3/8/30		2,593	2,601,364
Varsity Brands, Inc., Term Loan, 8/26/31(8)		6,000	5,986,608
			$ 47,787,968
Auto Components — 1.9%
Adient U.S. LLC, Term Loan, 7.435%, (SOFR + 2.75%), 1/31/31		19,141	$ 19,216,613
Autokiniton U.S. Holdings, Inc., Term Loan, 8.80%, (SOFR + 4.00%), 4/6/28		22,662	22,706,356
Clarios Global LP:
Term Loan, 6.102%, (EURIBOR + 3.00%), 7/16/31(10)	EUR	8,186	8,902,375
Term Loan, 7.185%, (SOFR + 2.50%), 5/6/30		499	499,893
DexKo Global, Inc.:
Term Loan, 7.345%, (3 mo. EURIBOR + 4.00%), 10/4/28	EUR	4,719	4,952,165
Term Loan, 7.345%, (3 mo. EURIBOR + 4.00%), 10/4/28	EUR	6,931	7,272,637
Term Loan, 8.615%, (SOFR + 3.75%), 10/4/28		10,123	9,715,890
Garrett LX I SARL, Term Loan, 7.335%, (SOFR + 2.75%), 4/30/28		6,208	6,231,280
LSF12 Badger Bidco LLC, Term Loan, 10.685%, (SOFR + 6.00%), 8/30/30		3,970	3,915,413
LTI Holdings, Inc., Term Loan, 9.435%, (SOFR + 4.75%), 7/19/29		10,500	10,464,563
RealTruck Group, Inc.:
Term Loan, 8.30%, (SOFR + 3.50%), 1/31/28		11,256	11,133,165
Term Loan, 9.80%, (SOFR + 5.00%), 1/31/28		8,905	8,820,650
			$ 113,831,000
Automobiles — 1.0%
Bombardier Recreational Products, Inc., Term Loan, 7.435%, (SOFR + 2.75%), 1/22/31		34,833	$ 34,838,611

21
See Notes to Financial Statements.

Senior Debt Portfolio
October 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Automobiles (continued)
MajorDrive Holdings IV LLC:
Term Loan, 8.865%, (SOFR + 4.00%), 6/1/28		22,276	$ 22,373,532
Term Loan, 10.254%, (SOFR + 5.50%), 6/1/29		1,481	1,490,731
			$ 58,702,874
Beverages — 1.1%
Arterra Wines Canada, Inc., Term Loan, 8.365%, (SOFR + 3.50%), 11/24/27		3,369	$ 3,315,310
City Brewing Co. LLC:
Term Loan, 8.418%, (SOFR + 3.50%), 4/5/28		12,846	10,019,787
Term Loan, 10.906%, (SOFR + 6.25%), 4/5/28		7,155	6,009,806
Term Loan - Second Lien, 9.676%, (SOFR + 5.00%), 4/5/28		14,502	6,888,599
Triton Water Holdings, Inc., Term Loan, 8.115%, (SOFR + 3.25%), 3/31/28		35,203	35,275,398
			$ 61,508,900
Biotechnology — 0.5%
Alkermes, Inc., Term Loan, 7.332%, (SOFR + 2.50%), 3/12/26		12,572	$ 12,587,633
Alltech, Inc., Term Loan, 8.80%, (SOFR + 4.00%), 10/13/28		13,222	13,205,854
Grifols Worldwide Operations USA, Inc., Term Loan, 6.735%, (SOFR + 2.00%), 11/15/27		6,310	6,143,335
			$ 31,936,822
Building Products — 1.5%
Cornerstone Building Brands, Inc., Term Loan, 8.154%, (SOFR + 3.25%), 4/12/28		17,783	$ 17,516,340
CPG International, Inc., Term Loan, 9/19/31(8)		9,175	9,204,626
LHS Borrower LLC, Term Loan, 9.535%, (SOFR + 4.75%), 2/16/29		6,628	6,362,679
LSF12 Crown U.S. Commercial Bidco LLC, Term Loan, 10/10/31(8)		25,575	25,511,062
MI Windows and Doors LLC, Term Loan, 7.685%, (SOFR + 3.00%), 3/28/31		11,621	11,676,562
Oscar AcquisitionCo LLC, Term Loan, 8.495%, (SOFR + 4.25%), 4/29/29		4,982	4,952,944
Sport Group Holding GmbH, Term Loan, 7.50%, (3 mo. EURIBOR + 4.25%), 7/8/31	EUR	1,700	1,858,421
Standard Industries, Inc., Term Loan, 6.759%, (SOFR + 2.00%), 9/22/28		8,635	8,662,396
			$ 85,745,030
Capital Markets — 4.8%
Advisor Group, Inc., Term Loan, 8.685%, (SOFR + 4.00%), 8/17/28		25,181	$ 25,212,568
Borrower/Description	Principal Amount* (000's omitted)		Value
Capital Markets (continued)
AllSpring Buyer LLC, Term Loan, 8.137%, (SOFR + 3.25%), 11/1/28		8,146	$ 8,152,330
Aretec Group, Inc., Term Loan, 8.685%, (SOFR + 4.00%), 8/9/30		28,031	27,880,082
Brookfield Property REIT, Inc., Term Loan, 7.285%, (SOFR + 2.50%), 8/27/25		4,449	4,447,491
CeramTec AcquiCo GmbH, Term Loan, 7.005%, (3 mo. EURIBOR + 3.50%), 3/16/29	EUR	14,461	15,760,827
Citco Funding LLC, Term Loan, 7.308%, (SOFR + 2.75%), 4/27/28		10,321	10,368,745
Clipper Acquisitions Corp., Term Loan, 6.715%, (SOFR + 1.75%), 3/3/28		6,767	6,750,399
Edelman Financial Center LLC, Term Loan, 7.935%, (SOFR + 3.25%), 4/7/28		18,113	18,139,544
EIG Management Co. LLC, Term Loan, 9.759%, (SOFR + 5.00%), 5/17/29		5,555	5,582,461
FinCo I LLC, Term Loan, 6.935%, (SOFR + 2.25%), 6/27/29		16,121	16,181,391
Focus Financial Partners LLC:
Term Loan, 0.00%, 9/15/31(11)		1,455	1,458,527
Term Loan, 7.935%, (SOFR + 3.25%), 9/15/31		13,545	13,580,008
Franklin Square Holdings LP, Term Loan, 6.935%, (SOFR + 2.25%), 4/25/31		13,167	13,167,000
Guggenheim Partners LLC, Term Loan, 7.854%, (SOFR + 3.25%), 12/12/29		32,027	32,139,113
HighTower Holdings LLC, Term Loan, 8.748%, (SOFR + 3.50%), 4/21/28		12,659	12,696,533
Kestra Advisor Services Holdings A, Inc., Term Loan, 9.057%, (SOFR + 4.00%), 3/22/31		8,379	8,419,152
LPL Holdings, Inc., Term Loan, 6.694%, (SOFR + 1.75%), 11/12/26		17,526	17,523,108
Mariner Wealth Advisors LLC, Term Loan, 7.604%, (SOFR + 3.00%), 8/18/28		17,317	17,349,162
Press Ganey Holdings, Inc., Term Loan, 8.185%, (SOFR + 3.50%), 4/30/31		8,325	8,336,056
Victory Capital Holdings, Inc.:
Term Loan, 6.934%, (SOFR + 2.25%), 7/1/26		12,800	12,806,086
Term Loan, 6.934%, (SOFR + 2.25%), 12/29/28		5,963	5,962,507
			$ 281,913,090
Chemicals — 5.4%
Axalta Coating Systems U.S. Holdings, Inc., Term Loan, 6.604%, (SOFR + 2.00%), 12/20/29		19,614	$ 19,696,013
CPC Acquisition Corp., Term Loan, 8.615%, (SOFR + 3.75%), 12/29/27		17,474	15,442,724
Discovery Purchaser Corp., Term Loan, 10/4/29(8)		7,675	7,676,596
ECO Services Operations Corp., Term Loan, 6.835%, (SOFR + 2.25%), 6/12/31		30,413	30,346,050

22
See Notes to Financial Statements.

Senior Debt Portfolio
October 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Chemicals (continued)
Flint Group Topco Ltd., Term Loan - Second Lien, 11.888%, (SOFR + 7.26%), 4.988% cash, 6.90% PIK, 12/30/27		325	$ 65,755
Gemini HDPE LLC, Term Loan, 7.847%, (SOFR + 3.00%), 12/31/27		5,400	5,413,680
GEON Performance Solutions LLC, Term Loan, 9.115%, (SOFR + 4.25%), 8/18/28		7,545	7,585,412
Groupe Solmax, Inc., Term Loan, 9.585%, (SOFR + 4.75%), 5/29/28(10)		15,303	14,227,377
INEOS Enterprises Holdings II Ltd., Term Loan, 7.505%, (3 mo. EURIBOR + 4.00%), 7/7/30	EUR	2,325	2,542,296
INEOS Enterprises Holdings U.S. Finco LLC, Term Loan, 8.907%, (SOFR + 3.75%), 7/8/30		13,895	13,981,843
INEOS Finance PLC, Term Loan, 6.646%, (1 mo. EURIBOR + 3.50%), 6/23/31	EUR	7,846	8,517,862
INEOS Quattro Holdings U.K. Ltd.:
Term Loan, 7.146%, (1 mo. EURIBOR + 4.00%), 3/14/30	EUR	4,075	4,424,270
Term Loan, 8.535%, (SOFR + 3.75%), 3/14/30		6,048	6,018,195
INEOS U.S. Finance LLC:
Term Loan, 7.285%, (SOFR + 2.50%), 11/8/28		6,699	6,704,429
Term Loan, 7.935%, (SOFR + 3.25%), 2/18/30		14,472	14,482,918
Term Loan, 8.435%, (SOFR + 3.75%), 2/7/31		7,082	7,106,599
Lonza Group AG:
Term Loan, 7.27%, (3 mo. EURIBOR + 3.93%), 7/3/28	EUR	7,575	8,028,563
Term Loan, 8.629%, (SOFR + 3.93%), 7/3/28		9,321	9,094,429
Momentive Performance Materials, Inc., Term Loan, 8.75%, (SOFR + 4.00%), 3/29/28		15,960	16,019,438
Nobian Finance BV, Term Loan, 7/2/29(8)	EUR	500	545,099
Olympus Water U.S. Holding Corp., Term Loan, 8.104%, (SOFR + 3.50%), 6/20/31		9,455	9,485,989
Orion Engineered Carbons GmbH, Term Loan, 5.745%, (3 mo. EURIBOR + 2.40%), 9/24/28	EUR	1,250	1,349,490
Paint Intermediate III LLC, Term Loan, 10.00%, (USD Prime + 2.00%), 9/11/31		6,600	6,583,500
Rohm Holding GmbH:
Term Loan, 8.84%, (6 mo. EURIBOR + 5.25%), 8.59% cash, 0.25% PIK, 1/31/29	EUR	14,706	14,944,603
Term Loan, 10.588%, (SOFR + 5.50%), 1/31/29		17,173	16,214,460
SCUR-Alpha 1503 GmbH, Term Loan, 10.085%, (SOFR + 5.50%), 3/29/30		15,548	14,861,056
Tronox Finance LLC:
Term Loan, 7.14%, (SOFR + 2.50%), 9/18/31(10)		12,836	12,833,856
Term Loan, 7.354%, (SOFR + 2.75%), 4/4/29		21,663	21,667,733
Borrower/Description	Principal Amount* (000's omitted)		Value
Chemicals (continued)
W.R. Grace & Co.-Conn., Term Loan, 7.854%, (SOFR + 3.25%), 9/22/28		22,837	$ 22,917,396
			$ 318,777,631
Commercial Services & Supplies — 2.2%
Albion Financing 3 SARL, Term Loan, 9.096%, (SOFR + 4.25%), 8/16/29		24,003	$ 24,152,672
Belfor Holdings, Inc., Term Loan, 8.435%, (SOFR + 3.75%), 11/1/30		7,871	7,930,269
EnergySolutions LLC, Term Loan, 8.104%, (SOFR + 3.50%), 9/20/30		16,267	16,304,124
Flame Newco LLC, Term Loan, 10.785%, (SOFR + 6.10%), 6/30/28		3,610	3,520,172
Foundever Group, Term Loan, 6.90%, (1 mo. EURIBOR + 3.75%), 8/28/28	EUR	4,575	3,224,330
Foundever Worldwide Corp., Term Loan, 8.55%, (SOFR + 3.75%), 8/28/28		15,753	10,112,869
GFL Environmental, Inc., Term Loan, 6.61%, (SOFR + 2.00%), 7/3/31		12,125	12,125,000
Harsco Corp., Term Loan, 7.05%, (SOFR + 2.25%), 3/10/28		1,287	1,285,354
Heritage-Crystal Clean, Inc., Term Loan, 9.259%, (SOFR + 4.50%), 10/17/30		9,305	9,369,820
Monitronics International, Inc., Term Loan, 12.447%, (SOFR + 7.50%), 6/30/28		10,890	10,944,913
Prime Security Services Borrower LLC, Term Loan, 7.107%, (SOFR + 2.25%), 10/13/30		11,945	11,963,040
Tempo Acquisition LLC, Term Loan, 6.935%, (SOFR + 2.25%), 8/31/28		3,418	3,424,024
TMF Group Holding BV, Term Loan, 8.092%, (SOFR + 3.50%), 5/3/28		5,136	5,165,144
TruGreen LP, Term Loan, 8.797%, (SOFR + 4.00%), 11/2/27		9,237	8,994,922
			$ 128,516,653
Construction Materials — 0.9%
Construction Partners, Inc., Term Loan, 10/29/31(8)		6,525	$ 6,508,688
Quikrete Holdings, Inc.:
Term Loan, 6.935%, (SOFR + 2.25%), 3/19/29		13,318	13,333,037
Term Loan, 7.185%, (SOFR + 2.50%), 4/14/31		20,207	20,229,539
Star Holding LLC, Term Loan, 9.185%, (SOFR + 4.50%), 7/31/31		10,900	10,720,924
			$ 50,792,188
Consumer Staples Distribution & Retail — 0.8%
Cardenas Markets, Inc., Term Loan, 11.454%, (SOFR + 6.75%), 8/1/29		5,319	$ 5,209,562

23
See Notes to Financial Statements.

Senior Debt Portfolio
October 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Consumer Staples Distribution & Retail (continued)
Peer Holding III BV:
Term Loan, 7.095%, (3 mo. EURIBOR + 3.75%), 9/29/28	EUR	7,550	$ 8,251,439
Term Loan, 7.604%, (SOFR + 3.00%), 7/1/31		18,075	18,123,947
Term Loan, 7.854%, (SOFR + 3.25%), 10/28/30		14,552	14,610,984
			$ 46,195,932
Containers & Packaging — 1.3%
Altium Packaging LLC, Term Loan, 7.185%, (SOFR + 2.50%), 6/11/31		6,334	$ 6,306,413
Berlin Packaging LLC, Term Loan, 8.57%, (SOFR + 3.75%), 6/9/31(10)		18,534	18,598,075
Clydesdale Acquisition Holdings, Inc., Term Loan, 7.86%, (SOFR + 3.18%), 4/13/29		26,957	26,921,443
Pregis TopCo Corp.:
Term Loan, 8.685%, (SOFR + 4.00%), 7/31/26		2,310	2,320,158
Term Loan, 8.80%, (SOFR + 4.00%), 7/31/26		1,601	1,608,503
Pretium Packaging LLC, Term Loan - Second Lien, 9.848%, (SOFR + 4.60%), 10/2/28		1,714	1,405,120
Pretium PKG Holdings, Inc., Term Loan - Second Lien, 12.068%, (SOFR + 6.75%), 10/1/29		7,100	2,669,600
Proampac PG Borrower LLC, Term Loan, 8.839%, (SOFR + 4.00%), 9/15/28		16,503	16,582,948
			$ 76,412,260
Distributors — 0.8%
CD&R Hydra Buyer, Inc., Term Loan, 8.785%, (SOFR + 4.00%), 3/25/31		12,919	$ 12,906,325
Parts Europe SA, Term Loan, 6.701%, (3 mo. EURIBOR + 3.50%), 2/3/31	EUR	19,225	20,964,271
Phillips Feed Service, Inc., Term Loan, 11.785%, (SOFR + 7.00%), 11/13/24(3)		532	324,130
Rubix Group Midco 3 Ltd.:
Term Loan, 7.302%, (3 mo. EURIBOR + 4.25%), 9/30/26	EUR	2,000	2,180,031
Term Loan, 7.712%, (6 mo. EURIBOR + 4.25%), 9/30/26	EUR	6,000	6,540,094
Winterfell Financing SARL, Term Loan, 8.557%, (3 mo. EURIBOR + 5.00%), 5/4/28	EUR	2,500	2,701,813
			$ 45,616,664
Diversified Consumer Services — 1.7%
Ascend Learning LLC:
Term Loan, 8.285%, (SOFR + 3.50%), 12/11/28		9,857	$ 9,866,461
Term Loan - Second Lien, 10.535%, (SOFR + 5.75%), 12/10/29		7,743	7,638,786
Borrower/Description	Principal Amount* (000's omitted)		Value
Diversified Consumer Services (continued)
Chrysaor Bidco SARL:
Term Loan, 5/14/31(8)		1,791	$ 1,799,690
Term Loan, 7/17/31(8)		24,220	24,334,942
FrontDoor, Inc., Term Loan, 7.05%, (SOFR + 2.25%), 6/17/28		943	946,260
KUEHG Corp., Term Loan, 7.839%, (SOFR + 3.25%), 6/12/30		18,114	18,187,966
Project Boost Purchaser LLC:
Term Loan, 8.147%, (SOFR + 3.50%), 7/16/31		10,875	10,900,915
Term Loan - Second Lien, 9.897%, (SOFR + 5.25%), 7/16/32		4,800	4,833,998
Spring Education Group, Inc., Term Loan, 8.604%, (SOFR + 4.00%), 10/4/30		4,690	4,724,148
Wand NewCo 3, Inc., Term Loan, 7.905%, (SOFR + 3.25%), 1/30/31(10)		16,459	16,479,324
			$ 99,712,490
Diversified Financial Services — 0.1%
Concorde Midco Ltd., Term Loan, 7.092%, (6 mo. EURIBOR + 4.00%), 3/1/28	EUR	7,480	$ 8,124,506
			$ 8,124,506
Diversified Telecommunication Services — 1.1%
Altice France SA, Term Loan, 8/14/26(8)		6,455	$ 5,496,432
Anuvu Holdings 2 LLC:
Term Loan, 8.963%, (SOFR + 4.00%), 9/27/27(3)		9,869	7,895,074
Term Loan, 13.213%, (SOFR + 8.25%), 3/23/26(3)		8,545	3,411,164
Level 3 Financing, Inc.:
Term Loan, 11.278%, (SOFR + 6.56%), 4/15/29		5,750	5,879,375
Term Loan, 11.278%, (SOFR + 6.56%), 4/15/30		11,900	12,162,443
Lumen Technologies, Inc.:
Term Loan, 7.182%, (SOFR + 2.35%), 4/15/29		11,999	10,919,007
Term Loan, 7.182%, (SOFR + 2.35%), 4/15/30		11,999	10,780,275
Virgin Media Bristol LLC, Term Loan, 7.418%, (SOFR + 2.50%), 1/31/28		4,843	4,708,861
			$ 61,252,631
Electrical Equipment — 0.6%
AZZ, Inc., Term Loan, 7.185%, (SOFR + 2.50%), 5/13/29		1,844	$ 1,852,046
Dynamo Newco II GmbH, Term Loan, 10/1/31(8)		2,875	2,883,984
WEC U.S. Holdings Ltd., Term Loan, 7.595%, (SOFR + 2.75%), 1/27/31		29,340	29,407,385
			$ 34,143,415

24
See Notes to Financial Statements.

Senior Debt Portfolio
October 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Electronic Equipment, Instruments & Components — 1.3%
Chamberlain Group, Inc., Term Loan, 8.185%, (SOFR + 3.50%), 11/3/28		9,588	$ 9,608,677
Creation Technologies, Inc., Term Loan, 10.351%, (SOFR + 5.50%), 10/5/28		15,356	15,010,454
II-VI, Inc., Term Loan, 7.185%, (SOFR + 2.50%), 7/2/29		1,312	1,314,929
Ingram Micro, Inc., Term Loan, 7.564%, (SOFR + 2.75%), 9/22/31		2,838	2,844,959
Mirion Technologies, Inc., Term Loan, 6.854%, (SOFR + 2.25%), 10/20/28		2,350	2,351,621
MX Holdings U.S., Inc., Term Loan, 7.561%, (SOFR + 2.75%), 7/31/28		3,317	3,330,320
Range Red Operating, Inc.:
Term Loan, 12.693%, (SOFR + 8.00%), 10/1/29		4,296	4,285,699
Term Loan - Second Lien, 12.693%, (SOFR + 8.00%), 10/1/29		16,279	16,239,679
Sector Alarm Holding AS, Term Loan, 7.755%, (3 mo. EURIBOR + 4.25%), 6/14/29	EUR	500	546,561
Verifone Systems, Inc., Term Loan, 9.333%, (SOFR + 4.00%), 8/20/25		20,192	18,839,953
			$ 74,372,852
Energy Equipment & Services — 0.6%
Ameriforge Group, Inc.:
Term Loan, 15.811%, (SOFR + 11.00%), 4.811% cash, 11.00% PIK, 12/31/25(3)		2,375	$ 1,093,438
Term Loan, 15.811%, (SOFR + 11.00%), 4.811% cash, 11.00% PIK, 12/31/25(3)		20,566	9,468,587
GIP Pilot Acquisition Partners LP, Term Loan, 7.09%, (SOFR + 2.50%), 10/4/30		6,209	6,216,367
PG Investment Co. 59 SARL, Term Loan, 7.604%, (SOFR + 3.00%), 3/26/31		18,015	18,063,036
			$ 34,841,428
Engineering & Construction — 1.3%
American Residential Services LLC, Term Loan, 8.365%, (SOFR + 3.50%), 10/15/27		8,359	$ 8,389,904
APi Group DE, Inc., Term Loan, 6.685%, (SOFR + 2.00%), 1/3/29		17,095	17,118,509
Arcosa, Inc., Term Loan, 6.935%, (SOFR + 2.25%), 8/12/31		4,750	4,776,719
Artera Services LLC, Term Loan, 9.104%, (SOFR + 4.50%), 2/15/31		5,597	5,539,507
Azuria Water Solutions, Inc., Term Loan, 8.435%, (SOFR + 3.75%), 5/17/28		17,509	17,654,451
Borrower/Description	Principal Amount* (000's omitted)		Value
Engineering & Construction (continued)
Centuri Group, Inc., Term Loan, 7.311%, (SOFR + 2.50%), 8/27/28		6,707	$ 6,720,903
Northstar Group Services, Inc., Term Loan, 10.014%, (SOFR + 4.75%), 5/8/30		17,656	17,739,615
			$ 77,939,608
Entertainment — 1.0%
Crown Finance U.S., Inc., Term Loan, 13.30%, (SOFR + 8.50%), 6.30% cash, 7.00% PIK, 7/31/28		2,689	$ 2,712,528
Playtika Holding Corp., Term Loan, 7.55%, (SOFR + 2.75%), 3/13/28		23,022	23,022,034
Renaissance Holding Corp., Term Loan, 8.935%, (SOFR + 4.25%), 4/5/30		13,613	13,661,491
UFC Holdings LLC, Term Loan, 7.638%, (SOFR + 2.75%), 4/29/26		14,534	14,565,917
Vue Entertainment International Ltd., Term Loan, 11.446%, (6 mo. EURIBOR + 8.40%), 3.046% cash, 8.40% PIK, 12/31/27	EUR	1,524	1,023,890
Vue International Bidco PLC, Term Loan, 11.046%, (6 mo. EURIBOR + 8.00%), 6/30/27	EUR	385	418,525
			$ 55,404,385
Equity Real Estate Investment Trusts (REITs) — 0.1%
Iron Mountain, Inc., Term Loan, 6.685%, (SOFR + 2.00%), 1/31/31		7,889	$ 7,859,454
			$ 7,859,454
Financial Services — 2.0%
Boost Newco Borrower LLC, Term Loan, 7.104%, (SOFR + 2.50%), 1/31/31		31,850	$ 31,879,875
CPI Holdco B LLC, Term Loan, 6.685%, (SOFR + 2.00%), 5/19/31		15,625	15,475,266
Ditech Holding Corp., Term Loan, 0.00%, 6/30/25(9)		14,624	2,888,319
Grant Thornton Advisors LLC, Term Loan, 7.935%, (SOFR + 3.25%), 6/2/31		27,925	27,965,156
NCR Atleos LLC, Term Loan, 8.398%, (SOFR + 3.75%), 3/27/29		12,110	12,129,168
Nuvei Technologies Corp., Term Loan, 7.785%, (SOFR + 3.00%), 12/19/30		10,809	10,816,123
Walker & Dunlop, Inc., Term Loan, 7.035%, (SOFR + 2.25%), 12/16/28		13,834	13,902,982
WEX, Inc., Term Loan, 6.685%, (SOFR + 2.00%), 3/31/28		4,295	4,306,980
			$ 119,363,869

25
See Notes to Financial Statements.

Senior Debt Portfolio
October 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Food Products — 1.1%
Artisan Newco BV, Term Loan, 7.827%, (3 mo. EURIBOR + 3.75%), 2/12/29	EUR	500	$ 545,982
Badger Buyer Corp., Term Loan, 10.30%, (SOFR + 3.50%), 12/27/24		9,652	9,242,117
CHG PPC Parent LLC, Term Loan, 7.55%, (SOFR + 2.75%), 12/8/28		6,166	6,154,075
Del Monte Foods, Inc.:
Term Loan, 13.166%, (SOFR + 8.00%), 8/2/28		4,565	4,371,373
Term Loan - Second Lien, 9.427%, (SOFR + 4.25%), 8/2/28(10)		6,493	3,708,841
Froneri International Ltd., Term Loan, 6.685%, (SOFR + 2.00%), 9/17/31		8,616	8,587,186
Monogram Food Solutions LLC, Term Loan, 8.80%, (SOFR + 4.00%), 8/28/28		1,752	1,745,004
Nomad Foods U.S. LLC, Term Loan, 6.968%, (SOFR + 2.50%), 11/12/29		14,032	14,056,210
Simply Good Foods USA, Inc., Term Loan, 7.318%, (SOFR + 2.50%), 3/17/27		1,875	1,885,547
United Petfood Group BV, Term Loan, 5.822%, (3 mo. EURIBOR + 2.75%), 4/24/28	EUR	7,600	8,260,013
Valeo F1 Co. Ltd. (Ireland), Term Loan, 9.70%, (SONIA + 4.75%), 6/28/28	GBP	5,500	6,902,489
			$ 65,458,837
Gas Utilities — 0.4%
CQP Holdco LP, Term Loan, 6.854%, (SOFR + 2.25%), 12/31/30		21,933	$ 21,944,317
			$ 21,944,317
Health Care Equipment & Supplies — 1.1%
Bayou Intermediate II LLC, Term Loan, 9.347%, (SOFR + 4.50%), 8/2/28		11,985	$ 11,745,247
Journey Personal Care Corp., Term Loan, 9.05%, (SOFR + 4.25%), 3/1/28		25,880	25,868,774
Medline Borrower LP, Term Loan, 7.435%, (SOFR + 2.75%), 10/23/28		24,302	24,355,333
			$ 61,969,354
Health Care Providers & Services — 5.8%
AEA International Holdings (Lux) SARL, Term Loan, 7.354%, (SOFR + 2.75%), 9/7/28		14,711	$ 14,747,989
BW NHHC Holdco, Inc., Term Loan - Second Lien, 12.604%, (SOFR + 8.00%), 10.354% cash, 2.25% PIK, 1/15/26		23,083	19,967,037
Cano Health LLC:
Term Loan, 4.00%, 6/28/28(11)		3,440	3,448,987
Term Loan, 12.604%, (SOFR + 8.00%), 6/28/29		1,547	1,550,374
Borrower/Description	Principal Amount* (000's omitted)		Value
Health Care Providers & Services (continued)
CCRR Parent, Inc., Term Loan, 9.05%, (SOFR + 4.25%), 3/6/28		5,181	$ 3,986,481
Cerba Healthcare SAS:
Term Loan, 6.846%, (1 mo. EURIBOR + 3.70%), 6/30/28	EUR	15,825	14,960,221
Term Loan, 7.096%, (1 mo. EURIBOR + 3.95%), 2/16/29	EUR	8,600	8,126,851
CHG Healthcare Services, Inc.:
Term Loan, 8.30%, (SOFR + 3.50%), 9/29/28		2,565	2,574,590
Term Loan, 8.30%, (SOFR + 3.50%), 9/29/28		5,235	5,260,798
Concentra Health Services, Inc., Term Loan, 6.935%, (SOFR + 2.25%), 7/28/31		4,775	4,786,938
Covis Finco SARL:
Term Loan, 0.00%, 2/18/27(9)		10,270	4,159,516
Term Loan, 0.00%, 2/18/27(9)		4,368	4,193,458
Ensemble RCM LLC, Term Loan, 7.585%, (SOFR + 3.00%), 8/1/29		22,359	22,411,180
Hanger, Inc.:
Term Loan, 10/23/31(8)		14,330	14,352,326
Term Loan, 10/23/31(8)		1,845	1,847,939
IVC Acquisition Ltd.:
Term Loan, 8.795%, (6 mo. EURIBOR + 5.00%), 12/12/28	EUR	20,825	22,716,656
Term Loan, 9.393%, (SOFR + 4.75%), 12/12/28		13,647	13,718,121
Medical Solutions Holdings, Inc.:
Term Loan, 8.185%, (SOFR + 3.50%), 11/1/28		15,021	11,284,282
Term Loan - Second Lien, 11.685%, (SOFR + 7.00%), 11/1/29		9,500	6,365,000
Mehilainen Yhtiot Oy:
Term Loan, 4.00%, 8/5/31(11)	EUR	1,218	1,330,850
Term Loan, 7.345%, (3 mo. EURIBOR + 4.00%), 8/5/31	EUR	6,475	7,074,875
Term Loan, 7.345%, (3 mo. EURIBOR + 4.00%), 8/5/31	EUR	6,807	7,437,624
Midwest Physician Administrative Services LLC, Term Loan, 7.865%, (SOFR + 3.00%), 3/12/28		9,927	9,039,886
National Mentor Holdings, Inc.:
Term Loan, 8.454%, (SOFR + 3.75%), 3/2/28		572	563,003
Term Loan, 8.52%, (SOFR + 3.75%), 3/2/28(10)		20,223	19,903,387
Term Loan - Second Lien, 11.954%, (SOFR + 7.25%), 3/2/29		6,475	6,199,813
Pacific Dental Services LLC, Term Loan, 7.536%, (SOFR + 2.75%), 3/15/31		11,094	11,113,898
Phoenix Guarantor, Inc., Term Loan, 7.935%, (SOFR + 3.25%), 2/21/31		21,974	22,009,766
R1 RCM, Inc., Term Loan, 7.685%, (SOFR + 3.00%), 6/21/29		3,002	2,992,332

26
See Notes to Financial Statements.

Senior Debt Portfolio
October 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Health Care Providers & Services (continued)
Radnet Management, Inc., Term Loan, 7.132%, (SOFR + 2.50%), 4/18/31		9,277	$ 9,304,775
Raven Acquisition Holdings LLC:
Term Loan, 10/24/31(8)		18,480	18,406,080
Term Loan, 10/24/31(8)		1,320	1,314,720
Select Medical Corp., Term Loan, 7.685%, (SOFR + 3.00%), 3/6/27		10,013	10,069,541
Sound Inpatient Physicians, Term Loan - Second Lien, 11.365%, (SOFR + 5.00%), 9.865% cash, 1.50% PIK, 6/28/28		2,227	2,009,592
Synlab Bondco PLC, Term Loan, 6.178%, (6 mo. EURIBOR + 2.50%), 7/1/27	EUR	2,600	2,829,032
TTF Holdings LLC, Term Loan, 8.435%, (SOFR + 3.75%), 7/18/31		18,150	18,274,781
U.S. Anesthesia Partners, Inc., Term Loan, 9.209%, (SOFR + 4.25%), 10/1/28		8,394	8,292,306
			$ 338,625,005
Health Care Technology — 1.6%
Certara LP, Term Loan, 7.685%, (SOFR + 3.00%), 6/26/31		9,212	$ 9,223,839
Cotiviti Corp., Term Loan, 8.094%, (SOFR + 3.25%), 5/1/31		11,495	11,516,146
eResearchTechnology, Inc., Term Loan, 8.685%, (SOFR + 4.00%), 2/4/27		9,463	9,504,787
Imprivata, Inc., Term Loan, 8.085%, (SOFR + 3.50%), 12/1/27		22,178	22,302,321
PointClickCare Technologies, Inc.:
Term Loan, 7.604%, (SOFR + 3.00%), 12/29/27		4,245	4,257,955
Term Loan, 10/10/31(8)		7,950	7,974,844
Project Ruby Ultimate Parent Corp., Term Loan, 8.30%, (SOFR + 3.50%), 3/10/28		4,652	4,673,139
Symplr Software, Inc., Term Loan, 9.185%, (SOFR + 4.50%), 12/22/27		11,328	10,417,880
Waystar Technologies, Inc., Term Loan, 7.435%, (SOFR + 2.75%), 10/22/29		12,678	12,745,021
			$ 92,615,932
Hotels, Restaurants & Leisure — 5.7%
1011778 BC Unlimited Liability Co., Term Loan, 6.435%, (SOFR + 1.75%), 9/20/30		42,295	$ 41,969,935
Caesars Entertainment, Inc., Term Loan, 7.435%, (SOFR + 2.75%), 2/6/31		30,074	30,144,368
Carnival Corp., Term Loan, 7.435%, (SOFR + 2.75%), 10/18/28		30,936	31,037,926
ClubCorp Holdings, Inc., Term Loan, 9.865%, (SOFR + 5.00%), 9/18/26		19,928	19,984,468
Borrower/Description	Principal Amount* (000's omitted)		Value
Hotels, Restaurants & Leisure (continued)
Fertitta Entertainment LLC, Term Loan, 8.185%, (SOFR + 3.50%), 1/27/29		37,286	$ 37,336,841
Flutter Financing BV, Term Loan, 6.604%, (SOFR + 2.00%), 11/29/30		41,015	41,079,128
GVC Holdings (Gibraltar) Ltd., Term Loan, 6.922%, (6 mo. EURIBOR + 3.25%), 6/30/28	EUR	17,325	18,916,030
Hilton Domestic Operating Co., Inc., Term Loan, 6.488%, (SOFR + 1.75%), 11/8/30		8,750	8,743,753
Light & Wonder International, Inc., Term Loan, 7.034%, (SOFR + 2.25%), 4/14/29		7,845	7,848,289
Ontario Gaming GTA LP, Term Loan, 8.893%, (SOFR + 4.25%), 8/1/30		23,686	23,724,177
Oravel Stays Singapore Pte. Ltd., Term Loan, 13.325%, (SOFR + 8.25%), 6/23/26		3,800	3,830,593
Playa Resorts Holding BV, Term Loan, 7.435%, (SOFR + 2.75%), 1/5/29		43,850	43,827,251
SeaWorld Parks & Entertainment, Inc., Term Loan, 7.185%, (SOFR + 2.50%), 8/25/28		19,281	19,297,097
Station Casinos LLC, Term Loan, 6.935%, (SOFR + 2.25%), 3/14/31		5,846	5,844,959
			$ 333,584,815
Household Durables — 1.8%
ACProducts, Inc., Term Loan, 9.115%, (SOFR + 4.25%), 5/17/28		22,997	$ 19,266,812
Libbey Glass, Inc., Term Loan, 11.267%, (SOFR + 6.50%), 11/22/27		19,249	19,104,841
Madison Safety & Flow LLC, Term Loan, 7.968%, (SOFR + 3.25%), 9/26/31		8,050	8,091,924
Serta Simmons Bedding LLC:
Term Loan, 12.218%, (SOFR + 7.50%), 6/29/28		20,679	17,473,426
Term Loan, 12.232%, (SOFR + 7.50%), 6/29/28		2,245	2,233,718
Solis IV BV, Term Loan, 8.571%, (SOFR + 3.50%), 2/26/29		17,785	17,766,307
Tempur Sealy International, Inc., Term Loan, 10/3/31(8)		20,900	20,913,063
			$ 104,850,091
Household Products — 0.6%
Energizer Holdings, Inc., Term Loan, 6.759%, (SOFR + 2.00%), 12/22/27		6,883	$ 6,902,612
Kronos Acquisition Holdings, Inc., Term Loan, 9.314%, (SOFR + 4.00%), 7/8/31		26,700	25,157,327
			$ 32,059,939

27
See Notes to Financial Statements.

Senior Debt Portfolio
October 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Independent Power and Renewable Electricity Producers — 0.9%
Alpha Generation LLC, Term Loan, 7.447%, (SOFR + 2.75%), 9/30/31		4,625	$ 4,629,953
Calpine Construction Finance Co. LP, Term Loan, 6.685%, (SOFR + 2.00%), 7/31/30		10,466	10,422,254
Calpine Corp.:
Term Loan, 6.685%, (SOFR + 2.00%), 1/31/31		3,030	3,025,869
Term Loan, 6.685%, (SOFR + 2.00%), 1/31/31		18,123	18,095,506
Thunder Generation Funding LLC, Term Loan, 7.61%, (SOFR + 3.00%), 10/3/31		13,625	13,659,063
			$ 49,832,645
Industrial Conglomerates — 1.5%
AAG U.S. GSI Bidco, Inc., Term Loan, 10/8/31(8)		6,325	$ 6,325,000
Ammeraal Beltech Holding BV, Term Loan, 8.345%, (3 mo. EURIBOR + 5.00%), 12/30/28	EUR	9,528	10,397,699
Crown Equipment Corp., Term Loan, 7.324%, (SOFR + 2.50%), 10/10/31		13,200	13,222,004
Kohler Energy Co. LLC, Term Loan, 9.354%, (SOFR + 4.75%), 5/1/31		30,224	30,413,152
nVent Electric PLC, Term Loan, 9/12/31(8)		14,300	14,344,687
Rain Carbon GmbH, Term Loan, 8.56%, (3 mo. EURIBOR + 5.00%), 10/31/28	EUR	13,948	15,067,917
			$ 89,770,459
Insurance — 3.3%
Acrisure LLC, Term Loan, 8.009%, (SOFR + 3.25%), 11/6/30		6,983	$ 6,973,772
Alliant Holdings Intermediate LLC, Term Loan, 7.759%, (SOFR + 3.00%), 9/19/31		21,946	21,887,615
AmWINS Group, Inc., Term Loan, 7.05%, (SOFR + 2.25%), 2/19/28		23,396	23,407,639
AssuredPartners, Inc., Term Loan, 8.185%, (SOFR + 3.50%), 2/14/31		28,592	28,668,494
Broadstreet Partners, Inc., Term Loan, 7.935%, (SOFR + 3.25%), 6/13/31		31,870	31,895,462
Financiere CEP SAS, Term Loan, 7.146%, (1 mo. EURIBOR + 4.00%), 6/18/27	EUR	6,242	6,807,626
HUB International Ltd., Term Loan, 7.367%, (SOFR + 2.75%), 6/20/30		17,625	17,683,946
Ryan Specialty Group LLC, Term Loan, 6.935%, (SOFR + 2.25%), 9/15/31		15,725	15,744,656
Truist Insurance Holdings LLC:
Term Loan, 7.854%, (SOFR + 3.25%), 5/6/31		13,745	13,770,772
Term Loan - Second Lien, 9.354%, (SOFR + 4.75%), 5/6/32		4,500	4,573,125
USI, Inc.:
Term Loan, 7.354%, (SOFR + 2.75%), 11/22/29		8,955	8,964,376
Borrower/Description	Principal Amount* (000's omitted)		Value
Insurance (continued)
USI, Inc.: (continued)
Term Loan, 7.354%, (SOFR + 2.75%), 9/27/30		10,950	$ 10,963,413
			$ 191,340,896
Interactive Media & Services — 0.3%
Buzz Finco LLC, Term Loan, 8.035%, (SOFR + 3.25%), 1/29/27		549	$ 548,155
Foundational Education Group, Inc., Term Loan, 8.597%, (SOFR + 3.75%), 8/31/28		3,522	3,451,408
Getty Images, Inc., Term Loan, 8.845%, (SOFR + 4.50%), 2/19/26		11,430	11,386,680
Match Group, Inc., Term Loan, 6.714%, (SOFR + 1.75%), 2/13/27		3,100	3,100,000
			$ 18,486,243
IT Services — 4.6%
Asurion LLC:
Term Loan, 8.785%, (SOFR + 4.00%), 8/19/28		21,326	$ 21,155,685
Term Loan, 9.035%, (SOFR + 4.25%), 8/19/28		7,264	7,232,049
Term Loan - Second Lien, 10.05%, (SOFR + 5.25%), 1/31/28		18,610	17,991,217
Term Loan - Second Lien, 10.05%, (SOFR + 5.25%), 1/20/29		4,375	4,189,972
Endure Digital, Inc., Term Loan, 8.471%, (SOFR + 3.50%), 2/10/28		33,399	30,359,914
Gainwell Acquisition Corp., Term Loan, 8.704%, (SOFR + 4.00%), 10/1/27		25,222	24,323,917
Go Daddy Operating Co. LLC, Term Loan, 6.685%, (SOFR + 2.00%), 11/9/29		45,628	45,654,664
Informatica LLC, Term Loan, 6.935%, (SOFR + 2.25%), 10/27/28		33,979	34,042,460
NAB Holdings LLC, Term Loan, 7.354%, (SOFR + 2.75%), 11/23/28		13,757	13,757,177
Plano HoldCo, Inc., Term Loan, 8.092%, (SOFR + 3.50%), 10/2/31		7,550	7,606,625
Rackspace Finance LLC:
Term Loan, 11.183%, (SOFR + 6.25%), 5/15/28		13,581	13,844,198
Term Loan - Second Lien, 7.683%, (SOFR + 2.75%), 5/15/28		27,543	16,548,904
Sedgwick Claims Management Services, Inc., Term Loan, 7.585%, (SOFR + 3.00%), 7/31/31		14,887	14,910,779
Synechron, Inc., Term Loan, 8.36%, (SOFR + 3.75%), 10/3/31		10,950	10,908,937
team.blue Finco SARL, Term Loan, 7.045%, (3 mo. EURIBOR + 3.70%), 9/30/29	EUR	4,350	4,685,871
Virtusa Corp., Term Loan, 7.935%, (SOFR + 3.25%), 2/15/29		1,990	1,992,488
			$ 269,204,857

28
See Notes to Financial Statements.

Senior Debt Portfolio
October 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Leisure Products — 0.9%
Accell Group NV, Term Loan, 8.648%, (6 mo. EURIBOR + 4.90%), 6/14/29	EUR	3,500	$ 575,828
Fender Musical Instruments Corp., Term Loan, 8.785%, (SOFR + 4.00%), 12/1/28		1,222	1,172,985
GSM Holdings, Inc., Term Loan, 9/29/31(8)		9,250	8,868,437
Hayward Industries, Inc., Term Loan, 7.30%, (SOFR + 2.50%), 5/30/28		9,163	9,174,105
Recess Holdings, Inc., Term Loan, 9.085%, (SOFR + 4.50%), 2/20/30		22,643	22,787,657
Tait LLC, Term Loan, 9.197%, (SOFR + 4.50%), 10/1/31		12,675	12,754,219
			$ 55,333,231
Life Sciences Tools & Services — 1.0%
Cambrex Corp., Term Loan, 8.285%, (SOFR + 3.50%), 12/4/26		5,910	$ 5,896,844
Catalent Pharma Solutions, Inc.:
Term Loan, 6.859%, (SOFR + 2.00%), 2/22/28		774	774,301
Term Loan, 7.745%, (SOFR + 3.00%), 2/22/28		3,532	3,538,873
Curia Global, Inc., Term Loan, 8.336%, (SOFR + 3.75%), 8/30/26(10)		19,220	18,342,914
LGC Group Holdings Ltd., Term Loan, 6.396%, (1 mo. EURIBOR + 3.25%), 4/21/27	EUR	4,025	4,353,018
Loire Finco Luxembourg SARL, Term Loan, 8.285%, (SOFR + 3.50%), 4/21/27		3,450	3,439,887
Packaging Coordinators Midco, Inc., Term Loan, 7.835%, (SOFR + 3.25%), 11/30/27		14,563	14,607,453
Sotera Health Holdings LLC, Term Loan, 7.835%, (SOFR + 3.25%), 5/30/31		10,000	10,034,380
			$ 60,987,670
Machinery — 6.0%
AI Aqua Merger Sub, Inc., Term Loan, 8.357%, (SOFR + 3.50%), 7/31/28		24,449	$ 24,515,477
Ali Group North America Corp., Term Loan, 6.80%, (SOFR + 2.00%), 7/30/29		14,471	14,534,422
Apex Tool Group LLC:
Term Loan, 14.872%, (SOFR + 10.10%), 7.418% cash, 7.454% PIK, 2/8/30		13,686	13,036,036
Term Loan - Second Lien, 12.068%, (SOFR + 7.35%), 4.718% cash, 7.35% PIK, 2/8/29		5,860	5,596,723
Barnes Group, Inc., Term Loan, 7.185%, (SOFR + 2.50%), 9/3/30		14,644	14,681,331
Clark Equipment Co., Term Loan, 6.604%, (SOFR + 2.00%), 4/20/29		12,438	12,439,935
Conair Holdings LLC, Term Loan, 8.55%, (SOFR + 3.75%), 5/17/28		25,778	23,688,670
Borrower/Description	Principal Amount* (000's omitted)		Value
Machinery (continued)
CPM Holdings, Inc., Term Loan, 9.344%, (SOFR + 4.50%), 9/28/28		14,938	$ 14,690,130
Cube Industrials Buyer, Inc., Term Loan, 8.132%, (SOFR + 3.50%), 10/9/31		5,200	5,209,750
Delachaux Group SA, Term Loan, 6.556%, (3 mo. EURIBOR + 3.50%), 4/16/29	EUR	4,945	5,409,677
EMRLD Borrower LP:
Term Loan, 7.557%, (SOFR + 2.50%), 5/31/30		9,803	9,811,247
Term Loan, 7.557%, (SOFR + 2.50%), 8/4/31		13,200	13,206,877
Engineered Machinery Holdings, Inc.:
Term Loan, 7.095%, (3 mo. EURIBOR + 3.75%), 5/21/28	EUR	11,761	12,867,921
Term Loan, 8.615%, (SOFR + 3.75%), 5/19/28		26,422	26,534,960
Term Loan - Second Lien, 10.865%, (SOFR + 6.00%), 5/21/29		3,700	3,710,048
Term Loan - Second Lien, 11.365%, (SOFR + 6.50%), 5/21/29		1,621	1,629,229
Filtration Group Corp., Term Loan, 8.30%, (SOFR + 3.50%), 10/21/28		3,185	3,193,559
Gates Global LLC, Term Loan, 6.935%, (SOFR + 2.25%), 6/4/31		17,000	17,061,098
Icebox Holdco III, Inc., Term Loan, 8.615%, (SOFR + 3.75%), 12/22/28		12,493	12,555,181
INNIO Group Holding GmbH, Term Loan, 6.955%, (3 mo. EURIBOR + 3.75%), 11/2/28	EUR	4,722	5,160,887
Madison IAQ LLC, Term Loan, 7.889%, (SOFR + 2.75%), 6/21/28		22,790	22,806,424
Pro Mach Group, Inc., Term Loan, 8.185%, (SOFR + 3.50%), 8/31/28		4,749	4,774,528
Roper Industrial Products Investment Co. LLC, Term Loan, 7.854%, (SOFR + 3.25%), 11/22/29		11,163	11,180,376
SPX Flow, Inc., Term Loan, 8.185%, (SOFR + 3.50%), 4/5/29		15,705	15,762,690
TK Elevator Midco GmbH, Term Loan, 7.59%, (6 mo. EURIBOR + 4.00%), 4/30/30	EUR	11,450	12,510,334
TK Elevator Topco GmbH, Term Loan, 7.215%, (6 mo. EURIBOR + 3.63%), 7/30/27	EUR	12,100	13,198,784
TK Elevator U.S. Newco, Inc., Term Loan, 8.588%, (SOFR + 3.50%), 4/30/30		21,085	21,166,462
Zephyr German BidCo GmbH, Term Loan, 6.865%, (3 mo. EURIBOR + 3.60%), 3/10/28	EUR	8,850	9,587,483
			$ 350,520,239
Media — 0.5%
Aragorn Parent Corp., Term Loan, 8.745%, (SOFR + 4.00%), 12/15/28		11,265	$ 11,321,741
Hubbard Radio LLC, Term Loan, 9.185%, (SOFR + 4.50%), 9/30/27		6,646	5,084,323

29
See Notes to Financial Statements.

Senior Debt Portfolio
October 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Media (continued)
iHeartCommunications, Inc.:
Term Loan, 7.80%, (SOFR + 3.00%), 5/1/26		1,127	$ 949,153
Term Loan, 8.05%, (SOFR + 3.25%), 5/1/26		3,165	2,650,839
MJH Healthcare Holdings LLC, Term Loan, 8.035%, (SOFR + 3.25%), 1/28/29		3,042	3,047,127
Sinclair Television Group, Inc., Term Loan, 7.30%, (SOFR + 2.50%), 9/30/26		5,248	5,100,572
			$ 28,153,755
Metals/Mining — 1.5%
AAP Buyer, Inc., Term Loan, 7.854%, (SOFR + 3.25%), 9/9/31		6,025	$ 6,058,891
Arsenal AIC Parent LLC, Term Loan, 7.935%, (SOFR + 3.25%), 8/18/30		18,241	18,307,450
Dynacast International LLC, Term Loan, 14.407%, (SOFR + 9.25%), 10/22/25		2,896	2,711,225
PMHC II, Inc., Term Loan, 9.058%, (SOFR + 4.25%), 4/23/29		24,392	24,109,789
WireCo WorldGroup, Inc., Term Loan, 8.382%, (SOFR + 3.75%), 11/13/28		6,277	6,151,223
Zekelman Industries, Inc., Term Loan, 6.995%, (SOFR + 2.25%), 1/24/31		28,595	28,717,626
			$ 86,056,204
Oil, Gas & Consumable Fuels — 1.5%
Epic Crude Services LP, Term Loan, 7.656%, (SOFR + 3.00%), 10/10/31		7,875	$ 7,877,953
Freeport LNG Investments LLLP, Term Loan, 8.379%, (SOFR + 3.50%), 12/21/28		17,619	17,556,869
GIP II Blue Holding LP, Term Loan, 8.435%, (SOFR + 3.75%), 9/29/28		7,171	7,205,289
ITT Holdings LLC, Term Loan, 7.535%, (SOFR + 2.75%), 10/11/30		12,732	12,741,320
Matador Bidco SARL, Term Loan, 9.035%, (SOFR + 4.25%), 7/30/29		32,746	32,914,143
Oxbow Carbon LLC, Term Loan, 8.185%, (SOFR + 3.50%), 5/10/30		7,431	7,468,092
			$ 85,763,666
Passenger Airlines — 0.0%(6)
WestJet Loyalty LP, Term Loan, 8.354%, (SOFR + 3.75%), 2/14/31		1,244	$ 1,245,638
			$ 1,245,638
Pharmaceuticals — 1.3%
Aenova Holding GmbH, Term Loan, 7.135%, (6 mo. EURIBOR + 3.75%), 8/22/31	EUR	3,450	$ 3,771,501
Borrower/Description	Principal Amount* (000's omitted)		Value
Pharmaceuticals (continued)
AI Sirona (Luxembourg) Acquisition SARL, Term Loan, 6.646%, (1 mo. EURIBOR + 3.50%), 9/30/28	EUR	5,175	$ 5,653,733
Ceva Sante Animale:
Term Loan, 6.845%, (3 mo. EURIBOR + 3.50%), 11/8/30	EUR	4,775	5,212,403
Term Loan, 8.354%, (SOFR + 3.25%), 11/8/30		5,348	5,387,123
Jazz Financing Lux SARL, Term Loan, 6.935%, (SOFR + 2.25%), 5/5/28		12,632	12,645,814
Mallinckrodt International Finance SA:
Term Loan, 12.245%, (SOFR + 7.50%), 11/14/28		4,192	4,460,595
Term Loan - Second Lien, 14.245%, (SOFR + 9.50%), 11/14/28		23,755	25,640,298
Nidda Healthcare Holding AG, Term Loan, 7.427%, (3 mo. EURIBOR + 4.00%), 2/21/30	EUR	11,050	12,057,943
Recipharm AB, Term Loan, 6.499%, (3 mo. EURIBOR + 2.95%), 2/17/28	EUR	3,275	3,506,473
			$ 78,335,883
Professional Services — 4.6%
AAL Delaware Holdco, Inc., Term Loan, 8.185%, (SOFR + 3.50%), 7/30/31		8,975	$ 9,025,484
APFS Staffing Holdings, Inc., Term Loan, 8.628%, (SOFR + 4.00%), 12/29/28(10)		3,835	3,828,047
Apleona Holding GmbH, Term Loan, 5.756%, (3 mo. EURIBOR + 2.70%), 4/28/28	EUR	5,325	5,775,250
Camelot U.S. Acquisition LLC, Term Loan, 7.435%, (SOFR + 2.75%), 1/31/31		17,910	17,945,820
CoreLogic, Inc.:
Term Loan, 8.30%, (SOFR + 3.50%), 6/2/28		17,157	17,106,906
Term Loan - Second Lien, 11.30%, (SOFR + 6.50%), 6/4/29		1,524	1,502,055
Corporation Service Co., Term Loan, 7.185%, (SOFR + 2.50%), 11/2/29		4,392	4,402,665
Crisis Prevention Institute, Inc., Term Loan, 9.354%, (SOFR + 4.75%), 4/9/31		4,050	4,073,624
EAB Global, Inc., Term Loan, 7.935%, (SOFR + 3.25%), 8/16/28		18,572	18,535,480
Employbridge Holding Co., Term Loan, 9.623%, (SOFR + 4.75%), 7/19/28(10)		23,558	16,910,359
First Advantage Holdings LLC, Term Loan, (SOFR + 3.25%), 9/19/31(8)		23,831	23,756,246
Fleet Midco I Ltd., Term Loan, 7.578%, (SOFR + 2.75%), 2/21/31		8,913	8,913,125
Genuine Financial Holdings LLC, Term Loan, 8.685%, (SOFR + 4.00%), 9/27/30		5,123	5,122,184
Lernen Bidco Ltd., Term Loan, 11.00%, (USD Prime + 3.00%), 9/30/31		6,800	6,851,000

30
See Notes to Financial Statements.

Senior Debt Portfolio
October 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Professional Services (continued)
Mermaid Bidco, Inc., Term Loan, 8.492%, (SOFR + 3.25%), 7/3/31		10,610	$ 10,629,831
Neptune Bidco U.S., Inc., Term Loan, 9.758%, (SOFR + 5.00%), 4/11/29		9,037	8,359,572
PHM Group Holding Oy, Term Loan, 7.848%, (3 mo. EURIBOR + 4.75%), 6/24/31	EUR	6,600	7,183,636
Planet U.S. Buyer LLC, Term Loan, 8.604%, (SOFR + 3.50%), 2/7/31		15,711	15,779,359
Techem Verwaltungsgesellschaft 675 GmbH, Term Loan, 7.018%, (3 mo. EURIBOR + 3.75%), 7/15/29	EUR	20,375	22,241,759
Teneo Holdings LLC, Term Loan, 9.435%, (SOFR + 4.75%), 3/13/31		16,132	16,174,345
Tidal Waste & Recycling Holdings LLC, Term Loan, 10/3/31(8)		8,125	8,140,234
Trans Union LLC, Term Loan, 6.685%, (SOFR + 2.00%), 12/1/28		33,349	33,390,642
Vaco Holdings LLC, Term Loan, 9.785%, (SOFR + 5.00%), 1/21/29		5,398	5,285,242
			$ 270,932,865
Real Estate Management & Development — 0.9%
Cushman & Wakefield U.S. Borrower LLC:
Term Loan, 7.685%, (SOFR + 3.00%), 1/31/30		10,554	$ 10,606,979
Term Loan, 7.935%, (SOFR + 3.25%), 1/31/30		7,989	8,019,346
Greystar Real Estate Partners LLC, Term Loan, 7.495%, (SOFR + 2.75%), 8/21/30		10,550	10,575,913
Homeserve USA Holding Corp., Term Loan, 7.009%, (SOFR + 2.25%), 10/21/30		23,955	23,909,710
			$ 53,111,948
Road & Rail — 1.2%
Avis Budget Car Rental LLC, Term Loan, 6.55%, (SOFR + 1.75%), 8/6/27		28,459	$ 28,348,481
Hertz Corp.:
Term Loan, 8.30%, (SOFR + 3.50%), 6/30/28		16,324	14,565,363
Term Loan, 8.30%, (SOFR + 3.50%), 6/30/28		3,180	2,837,220
Term Loan, 8.493%, (SOFR + 3.75%), 6/30/28		9,776	8,738,292
Kenan Advantage Group, Inc., Term Loan, 7.935%, (SOFR + 3.25%), 1/25/29		16,693	16,714,059
			$ 71,203,415
Semiconductors & Semiconductor Equipment — 1.0%
Altar Bidco, Inc.:
Term Loan, 7.247%, (SOFR + 3.10%), 2/1/29		20,607	$ 20,641,197
Term Loan - Second Lien, 9.747%, (SOFR + 5.60%), 2/1/30		7,300	7,159,701
Borrower/Description	Principal Amount* (000's omitted)		Value
Semiconductors & Semiconductor Equipment (continued)
Bright Bidco BV, Term Loan, 12.585%, (SOFR + 8.00%), 4.585% cash, 8.00% PIK, 10/31/27		4,384	$ 2,164,623
MaxLinear, Inc., Term Loan, 7.082%, (SOFR + 2.25%), 6/23/28		3,250	3,148,437
MKS Instruments, Inc., Term Loan, 6.995%, (SOFR + 2.25%), 8/17/29		24,809	24,877,329
Synaptics, Inc., Term Loan, 7.215%, (SOFR + 2.25%), 12/2/28		3,140	3,142,930
			$ 61,134,217
Software — 15.2%
Applied Systems, Inc., Term Loan, 7.604%, (SOFR + 3.00%), 2/24/31		67,442	$ 67,698,883
Astra Acquisition Corp.:
Term Loan, 9.854%, (SOFR + 5.25%), 10/25/28		14,888	1,191,008
Term Loan, 12.085%, (SOFR + 6.75%), 2/25/28		10,191	8,356,364
Term Loan, 17.998%, (SOFR + 13.33%), 10/25/29		16,697	2,921,891
Boxer Parent Co., Inc., Term Loan, 8.335%, (SOFR + 3.75%), 7/30/31		18,697	18,661,698
Cegid Group SAS:
Term Loan, 6.586%, (3 mo. EURIBOR + 3.50%), 7/10/28	EUR	4,475	4,880,862
Term Loan, 6.586%, (3 mo. EURIBOR + 3.50%), 7/10/28	EUR	5,150	5,612,029
Central Parent, Inc., Term Loan, 7.854%, (SOFR + 3.25%), 7/6/29		41,487	41,260,170
Cloud Software Group, Inc., Term Loan, 8.604%, (SOFR + 4.00%), 3/30/29(10)		32,264	32,288,479
Cloudera, Inc.:
Term Loan, 8.535%, (SOFR + 3.75%), 10/8/28		36,390	35,828,748
Term Loan - Second Lien, 10.785%, (SOFR + 6.00%), 10/8/29		4,450	4,216,375
Constant Contact, Inc., Term Loan, 8.918%, (SOFR + 4.00%), 2/10/28		12,868	12,431,541
Cornerstone OnDemand, Inc., Term Loan, 8.55%, (SOFR + 3.75%), 10/16/28		8,064	7,573,112
Dragon Buyer, Inc., Term Loan, 7.908%, (SOFR + 3.25%), 9/30/31		17,650	17,572,781
Drake Software LLC, Term Loan, 8.935%, (SOFR + 4.25%), 6/26/31		26,050	25,659,250
E2open LLC, Term Loan, 8.30%, (SOFR + 3.50%), 2/4/28		19,858	19,846,018
ECI Macola Max Holding LLC, Term Loan, 7.842%, (SOFR + 3.25%), 5/9/30		28,587	28,682,435
Epicor Software Corp., Term Loan, 7.935%, (SOFR + 3.25%), 5/30/31		79,890	80,266,029
Fiserv Investment Solutions, Inc., Term Loan, 9.128%, (SOFR + 4.00%), 2/18/27		11,911	11,478,839

31
See Notes to Financial Statements.

Senior Debt Portfolio
October 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Software (continued)
Gen Digital, Inc., Term Loan, 6.435%, (SOFR + 1.75%), 9/12/29		2,856	$ 2,848,301
GoTo Group, Inc.:
Term Loan, 9.668%, (SOFR + 4.75%), 4/28/28		15,096	12,831,921
Term Loan - Second Lien, 9.668%, (SOFR + 4.75%), 4/28/28		9,551	3,342,976
IGT Holding IV AB:
Term Loan, 6.245%, (3 mo. EURIBOR + 2.90%), 3/31/28	EUR	3,205	3,473,790
Term Loan, 8.742%, (SOFR + 3.65%), 3/31/28		1,640	1,649,238
iSolved, Inc., Term Loan, 8.185%, (SOFR + 3.50%), 10/15/30		8,263	8,299,066
Ivanti Software, Inc., Term Loan, 9.121%, (SOFR + 4.25%), 12/1/27		10,170	8,688,580
Marcel LUX IV SARL:
Term Loan, 7.631%, (1 mo. EURIBOR + 4.00%), 11/9/30	EUR	9,150	10,002,676
Term Loan, 8.84%, (SOFR + 4.00%), 11/11/30		32,028	32,268,103
McAfee LLC, Term Loan, 8.10%, (SOFR + 3.25%), 3/1/29		34,765	34,775,804
Mosel Bidco SE:
Term Loan, 7.845%, (3 mo. EURIBOR + 4.50%), 9/16/30	EUR	1,825	1,995,566
Term Loan, 9.104%, (SOFR + 4.50%), 9/16/30		3,275	3,291,375
N-Able International Holdings II LLC, Term Loan, 8.069%, (SOFR + 2.75%), 7/19/28		1,615	1,620,941
Open Text Corp., Term Loan, 6.935%, (SOFR + 2.25%), 1/31/30		18,065	18,148,260
Orion Advisor Solutions, Inc., Term Loan, 9/24/30(8)		7,875	7,865,156
Polaris Newco LLC:
Term Loan, 7.345%, (3 mo. EURIBOR + 4.00%), 6/2/28	EUR	9,070	9,562,540
Term Loan, 8.847%, (SOFR + 4.00%), 6/2/28		7,691	7,644,645
Project Alpha Intermediate Holding, Inc., Term Loan, 8.335%, (SOFR + 3.75%), 10/28/30		15,423	15,496,728
Proofpoint, Inc., Term Loan, 7.685%, (SOFR + 3.00%), 8/31/28		12,225	12,248,707
Quartz Acquireco LLC, Term Loan, 7.354%, (SOFR + 2.75%), 6/28/30		7,123	7,136,660
Quest Software U.S. Holdings, Inc., Term Loan, 8.985%, (SOFR + 4.25%), 2/1/29		23,876	17,190,875
RealPage, Inc., Term Loan, 7.80%, (SOFR + 3.00%), 4/24/28		10,869	10,730,316
Redstone Holdco 2 LP, Term Loan, 9.597%, (SOFR + 4.75%), 4/27/28		12,915	9,686,163
Sabre GLBL, Inc.:
Term Loan, 8.30%, (SOFR + 3.50%), 12/17/27		8,392	7,789,894
Term Loan, 8.30%, (SOFR + 3.50%), 12/17/27		5,341	4,957,799
Borrower/Description	Principal Amount* (000's omitted)		Value
Software (continued)
Sabre GLBL, Inc.: (continued)
Term Loan, 9.035%, (SOFR + 4.25%), 6/30/28		7,345	$ 6,894,814
Term Loan, 9.785%, (SOFR + 5.00%), 6/30/28		11,000	10,453,432
Skillsoft Corp., Term Loan, 10.082%, (SOFR + 5.25%), 7/14/28		14,755	12,029,589
SolarWinds Holdings, Inc., Term Loan, 7.435%, (SOFR + 2.75%), 2/5/30		28,230	28,306,760
Sophia LP, Term Loan, 8.285%, (SOFR + 3.50%), 10/9/29		32,482	32,656,263
UKG, Inc., Term Loan, 7.617%, (SOFR + 3.00%), 2/10/31		42,163	42,252,879
Veritas U.S., Inc., Term Loan, 9.80%, (SOFR + 5.00%), 9/1/25		39,040	37,390,874
Vision Solutions, Inc.:
Term Loan, 8.847%, (SOFR + 4.00%), 4/24/28		38,856	38,406,939
Term Loan - Second Lien, 12.097%, (SOFR + 7.25%), 4/23/29		1,500	1,444,688
			$ 889,808,830
Specialty Retail — 3.2%
Apro LLC, Term Loan, 8.574%, (SOFR + 3.75%), 7/9/31		7,725	$ 7,766,035
Boels Topholding BV, Term Loan, 6.557%, (3 mo. EURIBOR + 3.00%), 5/23/31	EUR	3,861	4,222,338
Etraveli Holding AB, Term Loan, 7.845%, (3 mo. EURIBOR + 4.50%), 11/2/28	EUR	14,622	15,944,885
Great Outdoors Group LLC, Term Loan, 8.55%, (SOFR + 3.75%), 3/6/28		34,915	35,049,513
Harbor Freight Tools USA, Inc., Term Loan, 7.192%, (SOFR + 2.50%), 6/11/31(10)		24,414	23,851,148
Hoya Midco LLC, Term Loan, 7.585%, (SOFR + 3.00%), 2/3/29		4,808	4,835,345
Les Schwab Tire Centers, Term Loan, 7.685%, (SOFR + 3.00%), 4/23/31		39,139	39,207,096
LIDS Holdings, Inc., Term Loan, 10.381%, (SOFR + 5.50%), 12/14/26		9,114	9,057,393
Mattress Firm, Inc., Term Loan, 8.924%, (SOFR + 4.25%), 9/25/28		17,264	17,287,543
Mavis Tire Express Services Corp., Term Loan, 8.185%, (SOFR + 3.50%), 5/4/28		2,168	2,176,418
PetSmart, Inc., Term Loan, 8.535%, (SOFR + 3.75%), 2/11/28		6,755	6,721,413
Speedster Bidco GmbH:
Term Loan, 10/17/31(8)	EUR	11,075	12,051,853
Term Loan, 10/17/31(8)		10,650	10,646,677
			$ 188,817,657

32
See Notes to Financial Statements.

Senior Debt Portfolio
October 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Technology Hardware, Storage & Peripherals — 0.2%
Poseidon Bidco SASU, Term Loan, 8.345%, (3 mo. EURIBOR + 5.00%), 3/13/30	EUR	11,050	$ 8,964,641
			$ 8,964,641
Trading Companies & Distributors — 3.6%
Avolon TLB Borrower 1 (U.S.) LLC, Term Loan, 6.509%, (SOFR + 1.75%), 6/24/30		40,853	$ 40,836,230
Beacon Roofing Supply, Inc., Term Loan, 6.685%, (SOFR + 2.00%), 5/19/28		7,196	7,222,609
Core & Main LP:
Term Loan, 6.718%, (SOFR + 2.00%), 7/27/28		9,449	9,443,184
Term Loan, 6.968%, (SOFR + 2.25%), 2/9/31		9,938	9,974,954
DXP Enterprises, Inc., Term Loan, 8.435%, (SOFR + 3.75%), 10/11/30		9,059	9,107,570
Foundation Building Materials Holding Co. LLC, Term Loan, 8.585%, (SOFR + 4.00%), 1/29/31		16,592	16,373,860
Park River Holdings, Inc., Term Loan, 8.105%, (SOFR + 3.25%), 12/28/27		3,688	3,620,794
Patagonia Bidco Ltd., Term Loan, 10.45%, (SONIA + 5.25%), 11/1/28	GBP	20,050	23,416,796
PEARLS (Netherlands) Bidco BV, Term Loan, 7.056%, (3 mo. EURIBOR + 4.00%), 2/26/29	EUR	6,000	6,552,194
Spin Holdco, Inc., Term Loan, 9.256%, (SOFR + 4.00%), 3/4/28		44,638	38,946,633
White Cap Buyer LLC, Term Loan, 7.935%, (SOFR + 3.25%), 10/19/29		30,041	30,015,054
Windsor Holdings III LLC, Term Loan, 8.259%, (SOFR + 3.50%), 8/1/30		15,374	15,451,138
			$ 210,961,016
Transportation Infrastructure — 0.3%
Brown Group Holding LLC, Term Loan, 7.435%, (SOFR + 2.75%), 7/1/31		17,364	$ 17,384,176
			$ 17,384,176
Wireless Telecommunication Services — 0.8%
CCI Buyer, Inc., Term Loan, 8.604%, (SOFR + 4.00%), 12/17/27		25,747	$ 25,801,529
Digicel International Finance Ltd., Term Loan, 11.335%, (SOFR + 6.75%), 5/25/27		20,226	20,219,991
			$ 46,021,520
Total Senior Floating-Rate Loans (identified cost $6,403,844,427)			$ 6,263,361,728

Warrants — 0.0%
Security	Shares	Value
Health Care — 0.0%
Cano Health, Inc., Exp. 6/28/29(3)(4)	10,441	$ 0
Total Warrants (identified cost $0)		$ 0

Short-Term Investments — 1.5%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.78%(12)	90,192,805	$ 90,192,805
Total Short-Term Investments (identified cost $90,192,804)		$ 90,192,805
Total Investments — 123.3% (identified cost $7,411,647,309)		$ 7,222,694,527
Less Unfunded Loan Commitments — (0.1)%		$ (7,276,274)
Net Investments — 123.2% (identified cost $7,404,371,035)		$ 7,215,418,253
Other Assets, Less Liabilities — (23.2)%		$(1,359,722,305)
Net Assets — 100.0%		$ 5,855,695,948
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
*	In U.S. dollars unless otherwise indicated.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2024, the aggregate value of these securities is $764,025,995 or 13.0% of the Portfolio's net assets.
(2)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2024.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 8).
(4)	Non-income producing security.
(5)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.
(6)	Amount is less than 0.05%.

33
See Notes to Financial Statements.

Senior Debt Portfolio
October 31, 2024
Portfolio of Investments — continued

(7)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(8)	This Senior Loan will settle after October 31, 2024, at which time the interest rate will be determined.
(9)	Issuer is in default with respect to interest and/or principal payments or has declared bankruptcy and is non-income producing. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.
(10)	The stated interest rate represents the weighted average interest rate at October 31, 2024 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.
(11)	Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. At October 31, 2024, the total value of unfunded loan commitments is $7,278,143. See Note 1F for description.
(12)	May be deemed to be an affiliated investment company (see Note 7). The rate shown is the annualized seven-day yield as of October 31, 2024.

Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	332,371,783	EUR	297,407,318	Standard Chartered Bank	11/4/24	$ 8,867,012	$ —
USD	38,962,425	EUR	34,885,000	Australia and New Zealand Banking Group Limited	11/29/24	977,528	—
USD	38,958,696	EUR	34,885,000	Bank of America, N.A.	11/29/24	973,799	—
USD	38,943,179	EUR	34,885,000	Bank of America, N.A.	11/29/24	958,282	—
USD	38,967,790	EUR	34,885,000	State Street Bank and Trust Company	11/29/24	982,894	—
USD	38,949,920	EUR	34,886,794	State Street Bank and Trust Company	11/29/24	963,069	—
USD	31,440,645	GBP	23,806,209	Goldman Sachs International	11/29/24	744,836	—
USD	323,255,993	EUR	297,407,318	Standard Chartered Bank	12/3/24	—	(630,800)
EUR	40,000,000	USD	43,582,840	State Street Bank and Trust Company	12/31/24	34,718	—
USD	41,698,212	EUR	37,312,000	Goldman Sachs International	12/31/24	1,011,754	—
USD	41,699,660	EUR	37,312,000	State Street Bank and Trust Company	12/31/24	1,013,202	—
USD	41,691,444	EUR	37,312,000	State Street Bank and Trust Company	12/31/24	1,004,986	—
USD	40,841,455	EUR	36,543,474	State Street Bank and Trust Company	12/31/24	993,027	—
						$18,525,107	$(630,800)
Abbreviations:
EURIBOR	– Euro Interbank Offered Rate
OTC	– Over-the-counter
PCL	– Public Company Limited
PIK	– Payment In Kind
SOFR	– Secured Overnight Financing Rate
SONIA	– Sterling Overnight Interbank Average
Currency Abbreviations:
EUR	– Euro
GBP	– British Pound Sterling
USD	– United States Dollar

34
See Notes to Financial Statements.

Senior Debt Portfolio
October 31, 2024
Statement of Assets and Liabilities

October 31, 2024
Assets
Unaffiliated investments, at value (identified cost $7,314,178,230)	$7,125,225,448
Affiliated investments, at value (identified cost $90,192,805)	90,192,805
Cash	93,066,844
Deposits for derivatives collateral — forward foreign currency exchange contracts	10,300,000
Foreign currency, at value (identified cost $59,412,095)	59,850,251
Interest receivable	40,314,057
Dividends receivable from affiliated investments	566,536
Receivable for investments sold	188,441,502
Receivable for open forward foreign currency exchange contracts	18,525,107
Trustees' deferred compensation plan	306,766
Prepaid upfront and agency fees on notes payable	1,856,984
Total assets	$7,628,646,300
Liabilities
Notes payable	$1,400,000,000
Cash collateral due to broker	10,300,000
Payable for investments purchased	352,674,234
Payable for open forward foreign currency exchange contracts	630,800
Payable to affiliates:
Investment adviser fee	2,581,140
Trustees' fees	9,042
Trustees' deferred compensation plan	306,766
Accrued expenses	6,448,370
Total liabilities	$1,772,950,352
Net Assets applicable to investors' interest in Portfolio	$5,855,695,948
35
See Notes to Financial Statements.

Senior Debt Portfolio
October 31, 2024
Statement of Operations

Year Ended
October 31, 2024
Investment Income
Dividend income	$1,428,425
Dividend income from affiliated investments	5,282,536
Interest income	671,307,794
Other income	7,635,015
Total investment income	$685,653,770
Expenses
Investment adviser fee	$31,100,086
Trustees’ fees and expenses	108,500
Custodian fee	1,231,246
Legal and accounting services	525,634
Interest expense and fees	98,956,803
Miscellaneous	720,587
Total expenses	$132,642,856
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$151,339
Total expense reductions	$151,339
Net expenses	$132,491,517
Net investment income	$553,162,253
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$(201,747,266)
Foreign currency transactions	(8,508,558)
Forward foreign currency exchange contracts	(13,409,639)
Net realized loss	$(223,665,463)
Change in unrealized appreciation (depreciation):
Investments	$312,685,471
Foreign currency	701,100
Forward foreign currency exchange contracts	9,945,291
Net change in unrealized appreciation (depreciation)	$323,331,862
Net realized and unrealized gain	$99,666,399
Net increase in net assets from operations	$652,828,652
36
See Notes to Financial Statements.

Senior Debt Portfolio
October 31, 2024
Statements of Changes in Net Assets

	Year Ended October 31,
	2024	2023
Increase (Decrease) in Net Assets
From operations:
Net investment income	$553,162,253	$570,952,434
Net realized loss	(223,665,463)	(321,860,745)
Net change in unrealized appreciation (depreciation)	323,331,862	496,644,025
Net increase in net assets from operations	$652,828,652	$745,735,714
Capital transactions:
Contributions	$398,168,678	$365,123,130
Withdrawals	(1,070,766,769)	(2,604,898,648)
Net decrease in net assets from capital transactions	$(672,598,091)	$(2,239,775,518)
Net decrease in net assets	$(19,769,439)	$(1,494,039,804)
Net Assets
At beginning of year	$5,875,465,387	$7,369,505,191
At end of year	$5,855,695,948	$5,875,465,387
37
See Notes to Financial Statements.

Senior Debt Portfolio
October 31, 2024
Statement of Cash Flows

Year Ended
October 31, 2024
Cash Flows From Operating Activities
Net increase in net assets from operations	$652,828,652
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(2,380,628,125)
Investments sold and principal repayments	2,770,437,749
Increase in short-term investments, net	(6,620,227)
Net amortization/accretion of premium (discount)	(23,869,020)
Amortization of prepaid upfront and agency fees on notes payable	3,143,273
Decrease in interest receivable	7,807,234
Increase in dividends receivable from affiliated investments	(168,879)
Increase in Trustees’ deferred compensation plan	(33,619)
Decrease in prepaid expenses	91,621
Increase in cash collateral due to brokers	10,300,000
Decrease in payable to affiliates for investment adviser fee	(53,060)
Increase in payable to affiliates for Trustees' deferred compensation plan	33,619
Decrease in accrued expenses	(545,267)
Decrease in unfunded loan commitments	(2,933,557)
Net change in unrealized (appreciation) depreciation from investments	(312,685,471)
Net change in unrealized (appreciation) depreciation from forward foreign currency exchange contracts	(9,945,291)
Net realized loss from investments	201,747,266
Net cash provided by operating activities	$908,906,898
Cash Flows From Financing Activities
Proceeds from capital contributions	$398,168,678
Payments for capital withdrawals	(1,070,766,769)
Proceeds from notes payable	575,000,000
Repayments of notes payable	(700,000,000)
Payment of prepaid upfront and agency fees on notes payable	(3,692,877)
Net cash used in financing activities	$(801,290,968)
Net increase in cash and restricted cash*	$107,615,930
Cash and restricted cash at beginning of year (including foreign currency)	$55,601,165
Cash and restricted cash at end of year (including foreign currency)	$163,217,095
Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings	$100,428,130
*	Includes net change in unrealized (appreciation) depreciation on foreign currency of $(414,208).
The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of such amounts shown on the Statement of Cash Flows.

October 31, 2024
Cash	$93,066,844
Deposits for derivatives collateral — forward foreign currency exchange contracts	10,300,000
Foreign currency	59,850,251
Total cash and restricted cash as shown on the Statement of Cash Flows	$163,217,095
38
See Notes to Financial Statements.

Senior Debt Portfolio
October 31, 2024
Financial Highlights

	Year Ended October 31,
	2024	2023	2022	2021	2020
Ratios/Supplemental Data
Ratios (as a percentage of average daily net assets):(1)
Expenses excluding interest and fees	0.57%	0.56%	0.52%	0.53%	0.56%
Interest and fee expense	1.66%	1.81%	0.47%	0.32%	0.60%
Total expenses	2.23%	2.37%	0.99%	0.85%	1.16%
Net expenses	2.23%(2)	2.37%(2)	0.99%(2)	0.85%	1.16%
Net investment income	9.30%	9.01%	5.16%	4.19%	4.86%
Portfolio Turnover	35%	18%	27%	28%	30%
Total Return	11.64%	12.42%	(4.22)%	9.75%	0.39%
Net assets, end of year (000’s omitted)	$5,855,696	$5,875,465	$7,369,505	$8,423,553	$5,449,434
(1)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
(2)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022).
39
See Notes to Financial Statements.

Senior Debt Portfolio
October 31, 2024
Notes to Financial Statements

1  Significant Accounting Policies
Senior Debt Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2024, Eaton Vance Floating-Rate Advantage Fund, Eaton Vance Strategic Income Fund (formerly, Eaton Vance Short Duration Strategic Income Fund) and Eaton Vance Short Duration Inflation-Protected Income Fund held an interest of 96.0%, 2.5% and 1.5%, respectively, in the Portfolio.
The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Senior Loans, for which a valuation is not available or deemed unreliable, are fair valued by the investment adviser utilizing one or more of the valuation techniques described below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.
Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Portfolio’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities,
40

Senior Debt Portfolio
October 31, 2024
Notes to Financial Statements — continued

quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees in connection with investments in senior floating-rate loans may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned and included in Other income on the Statement of Operations. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.
D  Federal Taxes—The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.
As of October 31, 2024, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
F  Unfunded Loan Commitments—The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower's discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2024, the Portfolio had sufficient cash and/or securities to cover these commitments.
G  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
H  Indemnifications—Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.
I  Forward Foreign Currency Exchange Contracts—The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.
J  When-Issued Securities and Delayed Delivery Transactions—The Portfolio may purchase securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract.
41

Senior Debt Portfolio
October 31, 2024
Notes to Financial Statements — continued

2  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate as a percentage of average daily gross assets as follows and is payable monthly:
Average Daily Gross Assets	Annual Fee Rate
Up to and including $1 billion	0.5000%
In excess of $1 billion up to and including $2 billion	0.4500%
In excess of $2 billion up to and including $7 billion	0.4000%
In excess of $7 billion up to and including $10 billion	0.3875%
In excess of $10 billion up to and including $15 billion	0.3750%
In excess of $15 billion	0.3625%
Gross assets are calculated by deducting all liabilities of the Portfolio except the principal amount of any indebtedness for money borrowed. For the year ended October 31, 2024, the Portfolio’s investment adviser fee amounted to $31,100,086 or 0.52% of the Portfolio's average daily net assets. The Portfolio may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley.  The investment adviser fee paid by the Portfolio is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Fund. For the year ended October 31, 2024, the investment adviser fee paid was reduced by $151,339 relating to the Portfolio's investment in the Liquidity Fund.
During the year ended October 31, 2024, EVM reimbursed the Portfolio $7,603 for a net realized loss due to a trading error. The amount of the reimbursement had an impact on total return of less than 0.01%.
Trustees and officers of the Portfolio who are members of BMR’s organization receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Portfolio are officers of the above organization.
3  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $2,549,677,151 and $2,891,447,073, respectively, for the year ended October 31, 2024.
4  Federal Income Tax Basis of Investments
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2024, as determined on a federal income tax basis, were as follows:
Aggregate cost	$7,395,976,962
Gross unrealized appreciation	$60,269,244
Gross unrealized depreciation	(240,827,953)
Net unrealized depreciation	$(180,558,709)
42

Senior Debt Portfolio
October 31, 2024
Notes to Financial Statements — continued

5  Financial Instruments
The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2024 is included in the Portfolio of Investments. At October 31, 2024, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.
The Portfolio is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts.
The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio's net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2024, the fair value of derivatives with credit related contingent features in a net liability position was $630,800. At October 31, 2024, there were no assets pledged by the Portfolio for such liability.
The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.
The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to broker at October 31, 2024 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 8) at October 31, 2024.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2024 was as follows:
	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative(2)
Forward foreign currency exchange contracts	$18,525,107	$(630,800)
(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.
(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts.
43

Senior Debt Portfolio
October 31, 2024
Notes to Financial Statements — continued

The Portfolio's derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above.The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of October 31, 2024.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
Australia and New Zealand Banking Group Limited	$977,528	$ —	$(977,528)	$ —	$ —
Bank of America, N.A.	1,932,081	—	—	(1,932,081)	—
Goldman Sachs International	1,756,590	—	—	(1,640,000)	116,590
Standard Chartered Bank	8,867,012	(630,800)	(3,346,692)	(4,889,520)	—
State Street Bank and Trust Company	4,991,896	—	(4,752,818)	(239,078)	—
	$18,525,107	$(630,800)	$(9,077,038)	$(8,700,679)	$116,590

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)
Standard Chartered Bank	$(630,800)	$630,800	$ —	$ —	$ —
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2024 was as follows:
Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)
Forward foreign currency exchange contracts	$(13,409,639)	$9,945,291
(1)	Statement of Operations location: Net realized gain (loss): Forward foreign currency exchange contracts.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation): Forward foreign currency exchange contracts.
The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended October 31, 2024, which is indicative of the volume of this derivative type, was approximately $1,101,804,000.
44

Senior Debt Portfolio
October 31, 2024
Notes to Financial Statements — continued

6  Revolving Credit and Security Agreement
The Portfolio has entered into a Revolving Credit and Security Agreement, as amended (the “Loan Facility”), with Toronto Dominion Bank as direct lender and agent and certain other banks as direct lenders that allows it to borrow up to $2 billion and to invest the borrowings in accordance with its investment practices. Borrowings under the Loan Facility are secured by the assets of the Portfolio. The Loan Facility is in effect through May 1, 2025. Prior to May 2, 2024, the direct lender and agent was The Bank of Nova Scotia and the borrowing limit was $2.525 billion. Interest is generally charged at a rate equal to the 1-Month Term Secured Overnight Financing Rate (SOFR) plus 0.11448% credit spread adjustment. On May 2, 2024, the Portfolio paid upfront fees equal to 0.15% of the total commitment amount under the Loan Facility and agency fees of $600,000, which are being amortized to interest expense through May 1, 2025. The Portfolio also pays (1) a drawn fee equal to 0.95% per annual on outstanding borrowings, and (2) a liquidity fee equal to 0.25% per annum of the undrawn amount under the Loan Facility. For periods prior to March 4, 2024, the drawn fee was equal to 0.90% per annum on outstanding borrowings and the liquidity fee was equal to 0.15% or 0.25% per annum of the undrawn amount under the Loan Facility depending on the amount borrowed by the Portfolio thereunder. The Portfolio also incurred upfront fees that were being amortized to May 3, 2024, of which $92,877 is included in interest expense for the year ended October 31, 2024.
Drawn and liquidity fees for the year ended October 31, 2024 totaled $15,436,354 and are included in interest expense and fees on the Statement of Operations. Unamortized upfront and agency fees at October 31, 2024 are approximately $1,857,000 and are included in prepaid upfront and agency fees on notes payable on the Statement of Assets and Liabilities. At October 31, 2024, the Portfolio had borrowings outstanding under the Loan Facility of $1.4 billion at an annual interest rate of 5.22%. Based on the short-term nature of borrowings under the Loan Facility and the variable interest rate, the carrying amount of the borrowings at October 31, 2024 approximated its fair value. If measured at fair value, borrowings under the Loan Facility would have been considered as Level 2 in the fair value hierarchy (see Note 8) at October 31, 2024. For the year ended October 31, 2024, the average borrowings under the Loan Facility and the average annual interest rate (excluding fees) were $1,463,046,000 and 5.36%, respectively.
7  Affiliated Investments
At October 31, 2024, the value of the Portfolio's investment in funds that may be deemed to be affiliated was $90,192,805, which represents 1.5% of the Portfolio's net assets. Transactions in such investments by the Portfolio for the year ended October 31, 2024 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$83,572,578	$2,708,620,231	$(2,702,000,004)	$ —	$ —	$90,192,805	$5,282,536	90,192,805
8  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
45

Senior Debt Portfolio
October 31, 2024
Notes to Financial Statements — continued

At October 31, 2024, the hierarchy of inputs used in valuing the Portfolio's investments and open derivative instruments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3*	Total
Asset-Backed Securities	$ —	$ 225,101,470	$ —	$ 225,101,470
Common Stocks	771,425	51,218,933	23,631,941	75,622,299
Corporate Bonds	—	568,416,225	—	568,416,225
Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	—	6,232,951,752	23,133,702	6,256,085,454
Warrants	—	—	0	—
Short-Term Investments	90,192,805	—	—	90,192,805
Total Investments	$90,964,230	$7,077,688,380	$46,765,643	$7,215,418,253
Forward Foreign Currency Exchange Contracts	$ —	$ 18,525,107	$ —	$ 18,525,107
Total	$90,964,230	$7,096,213,487	$46,765,643	$7,233,943,360
Liability Description
Forward Foreign Currency Exchange Contracts	$ —	$ (630,800)	$ —	$ (630,800)
Total	$ —	$ (630,800)	$ —	$ (630,800)
*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2024 is not presented.
9  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country, and by acts of terrorism and war. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
Credit Risk
The Portfolio invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.
46

Senior Debt Portfolio
October 31, 2024
Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Senior Debt Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Senior Debt Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2024, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2024, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2024, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 18, 2024
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
47

Eaton Vance
Floating-Rate Advantage Fund
October 31, 2024
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 6, 2024, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised of all of the Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings held between April and June 2024, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios, and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other funds, collective investment trusts and institutional accounts) with the same or substantially similar investment objective as the fund and with a significant overlap in holdings based on criteria set by the Board, if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used by the adviser to determine the value of fund assets, including, when necessary, the determination of “fair value” by the adviser in its role as each funds’ valuation designee and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
1    Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report. Eaton Vance Management and Boston Management and Research are referred to collectively as the “adviser.”
48

Eaton Vance
Floating-Rate Advantage Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other funds and investment accounts, as applicable;
•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The personal trading codes of ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, including descriptions of their various compliance programs and their record of compliance and remediation;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund;
• A description of the adviser’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost, and character of the administrative and other non-investment advisory services provided by the adviser and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule), and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates, and other relevant matters;
• The risks that the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 6, 2024 meeting, the Board and its committees received information from portfolio managers and other investment professionals of the adviser and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Board and its committees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the funds, and received and participated in reports and presentations provided by the adviser and sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular video or telephone conferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Kirkland & Ellis LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Floating-Rate Advantage Fund (the “Fund”) and Eaton Vance Management (“EVM”), as well as the investment advisory agreement between Senior Debt Portfolio (the “Portfolio”), the
49

Eaton Vance
Floating-Rate Advantage Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

portfolio in which the Fund invests, and Boston Management and Research (“BMR”) (EVM, with respect to the Fund, and BMR, with respect to the Portfolio, are each referred to herein as the “Adviser”), including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Fund and the Portfolio (together, the “investment advisory agreements”).
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreements for the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Fund and to the Portfolio by the applicable Adviser.
The Board considered each Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund and the Portfolio, including the education and experience of the investment professionals who provide services to the Portfolio. In particular, the Board considered the abilities and experience of each Adviser’s investment professionals in analyzing special considerations relevant to investing in senior floating rate loans. The Board considered each Adviser’s large group of bank loan investment professionals and other personnel who provide services to the Fund and to the Portfolio, including portfolio managers and analysts. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of each Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund and the Portfolio, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund and the Portfolio, including the provision of administrative services. The Board also considered the business-related and other risks to which each Adviser or its affiliates may be subject in managing the Fund and the Portfolio.
The Board noted that, under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it would receive a fee, or in the Portfolio, for which it receives no separate fee but for which BMR receives an advisory fee from the Portfolio.
The Board considered the compliance programs of each Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, compliance with policies and procedures, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered relevant examinations of each Adviser and its affiliates by regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by each Adviser, taken as a whole, are appropriate and consistent with the terms of the applicable investment advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2023. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group for the three-year period. The Board also noted that the performance of the Fund was lower than its benchmark index for the three-year period. The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Portfolio and by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2023, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered certain factors identified by management in response to inquiries from the Contract Review Committee regarding the Fund’s total expense ratio relative to comparable funds.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by each Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by each Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by each Adviser and its affiliates to third parties in respect of distribution or other services.
50

Eaton Vance
Floating-Rate Advantage Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by each Adviser and its affiliates are not excessive.
The Board also considered direct or indirect fall-out benefits received by each Adviser and its affiliates in connection with their respective relationships with the Fund and the Portfolio, including the benefits of research services that may be available to each Adviser as a result of securities transactions effected for the Fund and the Portfolio and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the applicable Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. To assist in the evaluation of the sharing of any economies of scale, the Board received data showing for recent years, asset levels, Adviser profitability and total expense ratios. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fees, which include breakpoints at several asset levels will allow the Fund and the Portfolio to continue to benefit from any economies of scale in the future.
51

EAFAX-NCSR    10.31.24

Eaton Vance
Multi-Asset Credit Fund
Annual Financial Statements and
Additional Information
October 31, 2024

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the prospectus and/or statement of additional information, which can be obtained by calling 1-800-262-1122 or from a financial intermediary. Prospective investors should read the prospectus carefully before investing.

Annual Financial Statements and Additional Information October 31, 2024
Eaton Vance
Multi-Asset Credit Fund

Eaton Vance
Multi-Asset Credit Fund
October 31, 2024
Portfolio of Investments

Asset-Backed Securities — 6.8%
Security	Principal Amount (000's omitted)	Value
ARES LII CLO Ltd., Series 2019-52A, Class DR, 8.193%, (3 mo. SOFR + 3.562%), 4/22/31(1)(2)	$1,750	$ 1,760,318
Babson CLO Ltd., Series 2022-4A, Class D1R, 7.867%, (3 mo. SOFR + 3.25%), 10/20/37(1)(2)	1,000	1,001,962
Benefit Street Partners CLO XIX Ltd., Series 2019-19A, Class DR, 7.756%, (3 mo. SOFR + 3.10%), 1/15/33(1)(2)	1,000	1,002,251
Benefit Street Partners CLO XVIII Ltd., Series 2019-18A, Class ER, 11.668%, (3 mo. SOFR + 7.012%), 10/15/34(1)(2)	500	506,816
Blueberry Park CLO Ltd., Series 2024-1A, Class D2, 9.376%, (3 mo. SOFR + 4.25%), 10/20/37(1)(2)	1,000	1,008,512
BlueMountain CLO XXVI Ltd., Series 2019-26A, Class ER, 12.009%, (3 mo. SOFR + 7.392%), 10/20/34(1)(2)	500	499,335
Bridge Trust, Series 2024-SFR1, Class E1, 4.30%, 8/17/40(1)	465	423,598
Brookhaven Park CLO Ltd., Series 2024-1A, Class D, 8.217%, (3 mo. SOFR + 3.60%), 4/19/37(1)(2)	1,000	1,018,873
Bryant Park Funding Ltd., Series 2023-20A, Class D, 10.746%, (3 mo. SOFR + 6.09%), 7/15/36(1)(2)	1,000	1,020,983
Carlyle Global Market Strategies CLO Ltd.:
Series 2014-3RA, Class C, 7.829%, (3 mo. SOFR + 3.212%), 7/27/31(1)(2)	2,725	2,731,671
Series 2014-4RA, Class C, 7.818%, (3 mo. SOFR + 3.162%), 7/15/30(1)(2)	2,000	2,007,220
Series 2014-4RA, Class D, 10.568%, (3 mo. SOFR + 5.912%), 7/15/30(1)(2)	250	248,140
Series 2015-5A, Class DR, 11.579%, (3 mo. SOFR + 6.962%), 1/20/32(1)(2)	250	249,969
Coinstar Funding LLC, Series 2017-1A, Class A2, 5.216%, 4/25/47(1)	60	55,374
Crown City CLO III, Series 2021-1A, Class C, 8.179%, (3 mo. SOFR + 3.562%), 7/20/34(1)(2)	1,000	995,227
Elmwood CLO 32 Ltd., Series 2024-8A, Class D1, 7.647%, (3 mo. SOFR + 2.85%), 10/18/37(1)(2)	1,500	1,507,147
Elmwood CLO VIII Ltd., Series 2021-1A, Class DR, 8.417%, (3 mo. SOFR + 3.80%), 4/20/37(1)(2)	1,000	1,022,325
Empower CLO Ltd., Series 2024-1A, Class D1, 8.376%, (3 mo. SOFR + 3.75%), 4/25/37(1)(2)	1,000	1,003,090
FirstKey Homes Trust:
Series 2021-SFR1, Class F2, 3.452%, 8/17/38(1)	500	469,335
Series 2021-SFR1, Class F3, 3.686%, 8/17/38(1)	500	469,785
Galaxy 33 CLO Ltd., Series 2024-33A, Class D1, 8.167%, (3 mo. SOFR + 3.55%), 4/20/37(1)(2)	800	808,692
Golub Capital Partners CLO 53B Ltd., Series 2021-53A, Class E, 11.579%, (3 mo. SOFR + 6.962%), 7/20/34(1)(2)	500	502,517
Security	Principal Amount (000's omitted)	Value
Harvest U.S. CLO Ltd.:
Series 2024-2A, Class D1, 8.059%, (3 mo. SOFR + 3.25%), 10/15/37(1)(2)	$1,500	$ 1,513,881
Series 2024-3A, Class D1, (3 mo. SOFR + 3.30%), 1/18/38(1)(2)(3)	1,000	1,000,000
Home Partners of America Trust, Series 2021-2, Class F, 3.799%, 12/17/26(1)	1,249	1,162,114
Madison Park Funding LV Ltd., Series 2022-55A, Class D1R, 7.782%, (3 mo. SOFR + 3.15%), 7/18/37(1)(2)	1,500	1,515,273
Madison Park Funding XXXVI Ltd.:
Series 2019-36A, Class D1R, 8.156%, (3 mo. SOFR + 3.50%), 4/15/35(1)(2)	1,000	1,004,679
Series 2019-36A, Class ER, 11.706%, (3 mo. SOFR + 7.05%), 4/15/35(1)(2)	1,000	1,004,244
Magnetite XXII Ltd., Series 2019-22A, Class DRR, 7.556%, (3 mo. SOFR + 2.90%), 7/15/36(1)(2)	1,250	1,251,912
Mercury Financial Credit Card Master Trust, Series 2024-2A, Class A, 6.56%, 7/20/29(1)	1,166	1,177,722
OCP CLO Ltd.:
Series 2023-27A, Class DR, 7.997%, (3 mo. SOFR + 3.35%), 7/16/35(1)(2)	750	755,801
Series 2024-32A, Class D1, 8.376%, (3 mo. SOFR + 3.75%), 4/23/37(1)(2)	1,000	1,015,351
Octagon Investment Partners 49 Ltd., Series 2020-5A, Class D1R, 8.706%, (3 mo. SOFR + 4.05%), 4/15/37(1)(2)	1,200	1,226,802
Palmer Square CLO Ltd., Series 2013-2A, Class DRR, 10.759%, (3 mo. SOFR + 6.112%), 10/17/31(1)(2)	250	251,496
PRET LLC, Series 2024-NPL5, Class A1, 5.963% to 9/25/25, 9/25/54(1)(4)	480	475,460
Sixth Street CLO XV Ltd., Series 2020-15A, Class D1R, 7.983%, (3 mo. SOFR + 3.15%), 10/24/37(1)(2)	1,000	1,002,191
Stack Infrastructure Issuer LLC, Series 2021-1A, Class A2, 1.877%, 3/26/46(1)	890	849,028
Theorem Funding Trust, Series 2022-3A, Class A, 7.60%, 4/15/29(1)	123	124,172
VB-S1 Issuer LLC, Series 2024-1A, Class F, 8.871%, 5/15/54(1)	500	508,627
Total Asset-Backed Securities (identified cost $35,655,825)		$ 36,151,893

Collateralized Mortgage Obligations — 2.3%
Security	Principal Amount (000's omitted)	Value
Asset Based Lending LLC, Series 2024-RTL1, Class A1, 6.075% to 3/25/27, 9/25/29(1)(4)	$500	$ 499,322
CFMT LLC:
Series 2024-HB13, Class M2, 3.00%, 5/25/34(1)(5)	470	418,597

1
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
CFMT LLC: (continued)
Series 2024-HB15, Class M2, 4.00%, 8/25/34(1)(5)	$625	$ 580,814
Champs Trust:
Series 2024-1, Class A, 8.39%, 7/25/59(1)(5)	1,380	1,425,635
Series 2024-2, Class A, 14.782%, 11/25/59(1)(5)	1,477	1,531,137
EFMT, Series 2024-RM2, Class A1A, 5.00%, 7/25/54(1)	925	847,900
Federal Home Loan Mortgage Corp. STACR REMICS Trust:
Series 2021-DNA3, Class B2, 11.107%, (30-day SOFR Average + 6.25%), 10/25/33(1)(2)	855	1,020,262
Series 2021-DNA6, Class B2, 12.357%, (30-day SOFR Average + 7.50%), 10/25/41(1)(2)	1,280	1,383,520
JPM Lending Facility, 11.90%, (SOFR + 7.00%), 7/15/29(2)	1,238	1,236,765
Onity Loan Investment Trust, Series 2024-HB2, Class M4, 5.00%, 8/25/37(1)(5)	500	410,327
PRPM LLC:
Series 2024-RCF4, Class M1, 4.00% to 7/25/26, 7/25/54(1)(4)	467	425,752
Series 2024-RCF5, Class M1, 4.00% to 8/25/26, 8/25/54(1)(4)	375	337,162
Saluda Grade Alternative Mortgage Trust, Series 2024-RTL4, Class A1, 7.50%, 2/25/30(1)	750	756,687
Unison Trust, Series 2021-1, Class A, 4.50%, 4/25/50(1)(5)	1,119	1,053,268
Total Collateralized Mortgage Obligations (identified cost $11,887,340)		$ 11,927,148

Commercial Mortgage-Backed Securities — 1.6%
Security	Principal Amount* (000's omitted)	Value
BAMLL Trust, Series 2024-BHP, Class B, 7.704%, (1 mo. SOFR + 2.90%), 8/15/39(1)(2)	855	$ 860,204
BBCMS Mortgage Trust, Series 2017-C1, Class D, 3.529%, 2/15/50(1)(5)	1,000	751,077
BFLD Mortgage Trust, Series 2024-VICT, Class A, 6.694%, (1 mo. SOFR + 1.89%), 7/15/41(1)(2)	400	400,771
BPR Commercial Mortgage Trust, Series 2024-PARK, Class D, 11/5/39(1)(3)	235	235,000
CSMC Trust, Series 2022-CNTR, Class A, 8.748%, (1 mo. SOFR + 3.944%), 1/9/25(1)(2)	1,000	857,479
HLTN Commercial Mortgage Trust, Series 2024-DPLO, Class D, 8.143%, (1 mo. SOFR + 3.339%), 6/15/41(1)(2)	1,100	1,105,146
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2014-DSTY, Class B, 3.771%, 6/10/27(1)	150	18,881
Series 2021-MHC, Class C, 6.469%, (1 mo. SOFR + 1.664%), 4/15/38(1)(2)	1,800	1,794,442
Security	Principal Amount* (000's omitted)		Value
JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class D, 4.054%, 9/15/47(1)(5)		750	$ 651,558
Natixis Commercial Mortgage Securities Trust, Series 2018-FL1, Class C, 8.00%, (U.S. (Fed) Prime Rate), 6/15/35(1)(2)		100	44,445
Vita Scientia DAC, Series 2022-1A, Class D, 6.031%, (3 mo. EURIBOR + 2.49%), 8/27/25(1)(2)	EUR	450	453,868
Wells Fargo Commercial Mortgage Trust, Series 2016-C35, Class D, 3.142%, 7/15/48(1)		1,700	1,471,440
Total Commercial Mortgage-Backed Securities (identified cost $9,034,480)			$ 8,644,311

Common Stocks — 0.5%
Security	Shares	Value
Electronic Equipment, Instruments & Components — 0.4%
Range Red Acquisitions LLC, Class A1(6)(7)(8)	974	$ 2,159,241
		$ 2,159,241
Pharmaceuticals — 0.1%
Endo, Inc.(7)	8,441	$ 215,330
Mallinckrodt International Finance SA(7)(8)	1,976	149,932
		$ 365,262
Total Common Stocks (identified cost $2,420,054)		$ 2,524,503

Convertible Bonds — 0.4%
Security	Principal Amount* (000's omitted)	Value
Energy — 0.2%
NextEra Energy Partners LP, 2.50%, 6/15/26(1)	1,029	$ 967,560
		$ 967,560
Real Estate Investment Trusts (REITs) — 0.0%(9)
Pebblebrook Hotel Trust, 1.75%, 12/15/26	340	$ 310,318
		$ 310,318

2
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Semiconductors & Semiconductor Equipment — 0.2%
ams-OSRAM AG, 0.00%, 3/5/25(10)	EUR	800	$ 848,445
			$ 848,445
Total Convertible Bonds (identified cost $2,106,784)			$ 2,126,323

Corporate Bonds — 52.4%
Security	Principal Amount* (000's omitted)		Value
Aerospace and Defense — 0.7%
Bombardier, Inc.:
7.00%, 6/1/32(1)		275	$ 281,889
7.25%, 7/1/31(1)		536	554,443
8.75%, 11/15/30(1)		385	417,635
TransDigm, Inc.:
4.625%, 1/15/29		1,023	972,440
5.50%, 11/15/27		943	935,491
6.375%, 3/1/29(1)		240	243,909
6.625%, 3/1/32(1)		385	391,999
			$ 3,797,806
Agriculture — 0.1%
Darling Ingredients, Inc., 6.00%, 6/15/30(1)		504	$ 500,953
			$ 500,953
Air Transport — 0.7%
Deutsche Lufthansa AG, 4.382% to 2/12/26, 8/12/75(10)(11)	EUR	500	$ 543,944
Gatwick Airport Finance PLC, 4.375%, 4/7/26(10)	GBP	1,270	1,618,053
Heathrow Finance PLC, 6.625%, 3/1/31(10)	GBP	1,340	1,737,821
			$ 3,899,818
Apparel & Luxury Goods — 0.2%
Hanesbrands, Inc., 9.00%, 2/15/31(1)		630	$ 675,563
PrestigeBidCo GmbH, 6.929%, (3 mo. EURIBOR + 3.75%), 7/1/29(2)(10)	EUR	565	621,754
			$ 1,297,317
Automotive — 1.5%
Asbury Automotive Group, Inc.:
4.625%, 11/15/29(1)		392	$ 367,359
4.75%, 3/1/30		303	285,390
Security	Principal Amount* (000's omitted)		Value
Automotive (continued)
Clarios Global LP/Clarios U.S. Finance Co., 4.375%, 5/15/26(10)	EUR	1,100	$ 1,196,630
Dana Financing Luxembourg SARL:
3.00%, 7/15/29(10)	EUR	300	299,398
8.50%, 7/15/31(10)	EUR	300	350,396
Dornoch Debt Merger Sub, Inc., 6.625%, 10/15/29(1)		530	444,198
Ford Motor Co.:
4.75%, 1/15/43		325	263,695
6.10%, 8/19/32		530	532,487
Forvia SE:
2.375%, 6/15/29(10)	EUR	150	146,196
5.50%, 6/15/31(10)	EUR	250	270,982
Goodyear Tire & Rubber Co., 5.00%, 7/15/29		690	625,310
IHO Verwaltungs GmbH, 8.75%, (8.75% cash or 9.50% PIK), 5/15/28(10)(12)	EUR	700	809,444
Lithia Motors, Inc.:
3.875%, 6/1/29(1)		398	365,607
4.375%, 1/15/31(1)		452	413,946
Real Hero Merger Sub 2, Inc., 6.25%, 2/1/29(1)		1,190	1,040,528
Sonic Automotive, Inc.:
4.625%, 11/15/29(1)		587	539,499
4.875%, 11/15/31(1)		239	215,105
			$ 8,166,170
Beverage and Tobacco — 0.2%
Triton Water Holdings, Inc., 6.25%, 4/1/29(1)		1,044	$ 1,032,361
			$ 1,032,361
Building and Development — 2.3%
Ashton Woods USA LLC/Ashton Woods Finance Co.:
4.625%, 8/1/29(1)		136	$ 127,240
4.625%, 4/1/30(1)		408	376,102
Builders FirstSource, Inc.:
4.25%, 2/1/32(1)		1,230	1,101,303
5.00%, 3/1/30(1)		105	100,412
CP Atlas Buyer, Inc., 7.00%, 12/1/28(1)		1,091	999,732
EMRLD Borrower LP/Emerald Co-Issuer, Inc., 6.625%, 12/15/30(1)		1,017	1,035,584
Masterbrand, Inc., 7.00%, 7/15/32(1)		1,040	1,066,405
Miller Homes Group Finco PLC, 8.792%, (3 mo. EURIBOR + 5.25%), 5/15/28(2)(10)	EUR	400	441,354
MIWD Holdco II LLC/MIWD Finance Corp., 5.50%, 2/1/30(1)		357	341,981
Patrick Industries, Inc.:
4.75%, 5/1/29(1)		1,051	995,077

3
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Building and Development (continued)
Patrick Industries, Inc.: (continued)
6.375%, 11/1/32(1)		425	$ 420,674
Smyrna Ready Mix Concrete LLC, 6.00%, 11/1/28(1)		1,302	1,292,516
Specialty Building Products Holdings LLC/SBP Finance Corp., 7.75%, 10/15/29(1)		665	678,819
Standard Industries, Inc.:
3.375%, 1/15/31(1)		525	456,230
4.75%, 1/15/28(1)		753	726,947
6.50%, 8/15/32(1)		270	271,929
Summit Materials LLC/Summit Materials Finance Corp., 7.25%, 1/15/31(1)		778	809,132
White Cap Buyer LLC, 6.875%, 10/15/28(1)		1,004	1,008,198
			$ 12,249,635
Business Equipment and Services — 0.5%
Adtalem Global Education, Inc., 5.50%, 3/1/28(1)		942	$ 923,142
Allied Universal Holdco LLC, 7.875%, 2/15/31(1)		245	249,542
Allied Universal Holdco LLC/Allied Universal Finance Corp.:
6.00%, 6/1/29(1)		528	483,643
9.75%, 7/15/27(1)		675	677,095
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL, 4.625%, 6/1/28(1)		239	224,021
			$ 2,557,443
Cable and Satellite Television — 1.8%
Altice Financing SA:
2.25%, 1/15/25(10)	EUR	665	$ 717,928
5.00%, 1/15/28(1)		860	728,150
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.25%, 2/1/31(1)		585	508,156
4.50%, 8/15/30(1)		726	649,018
4.75%, 3/1/30(1)		988	899,573
5.00%, 2/1/28(1)		400	387,444
6.375%, 9/1/29(1)		601	595,521
Directv Financing LLC/Directv Financing Co-Obligor, Inc., 5.875%, 8/15/27(1)		145	139,771
DISH Network Corp., 11.75%, 11/15/27(1)		397	418,196
Virgin Media Vendor Financing Notes III DAC, 4.875%, 7/15/28(10)	GBP	2,951	3,555,455
Ziggo Bond Co. BV, 5.125%, 2/28/30(1)		900	815,491
			$ 9,414,703
Capital Goods — 0.1%
BWX Technologies, Inc.:
4.125%, 6/30/28(1)		609	$ 581,775
Security	Principal Amount* (000's omitted)		Value
Capital Goods (continued)
BWX Technologies, Inc.: (continued)
4.125%, 4/15/29(1)		221	$ 209,550
			$ 791,325
Capital Markets — 0.1%
Focus Financial Partners LLC, 6.75%, 9/15/31(1)		490	$ 487,129
			$ 487,129
Chemicals — 0.6%
Calderys Financing II LLC, 11.75%, (11.75% cash or 12.50% PIK), 6/1/28(1)(12)		745	$ 754,163
Calderys Financing LLC, 11.25%, 6/1/28(1)		870	930,225
Olympus Water U.S. Holding Corp.:
9.625%, 11/15/28(10)	EUR	200	232,471
9.75%, 11/15/28(1)		1,292	1,372,309
			$ 3,289,168
Chemicals and Plastics — 1.5%
ASK Chemicals Deutschland Holding GmbH, 10.00%, 11/15/29(10)(13)	EUR	1,420	$ 1,563,912
Avient Corp.:
6.25%, 11/1/31(1)		325	326,165
7.125%, 8/1/30(1)		884	909,971
Cerdia Finanz GmbH, 9.375%, 10/3/31(1)		746	769,089
Herens Holdco SARL, 4.75%, 5/15/28(1)		452	397,066
Herens Midco SARL, 5.25%, 5/15/29(10)	EUR	1,000	826,325
INEOS Finance PLC, 6.375%, 4/15/29(10)	EUR	400	450,546
Italmatch Chemicals SpA:
8.845%, (3 mo. EURIBOR + 5.50%), 2/6/28(2)(10)	EUR	200	220,834
10.00%, 2/6/28(10)	EUR	750	866,844
Nufarm Australia Ltd./Nufarm Americas, Inc., 5.00%, 1/27/30(1)		783	726,280
Valvoline, Inc., 3.625%, 6/15/31(1)		963	835,500
			$ 7,892,532
Commercial Services — 2.7%
AMN Healthcare, Inc.:
4.00%, 4/15/29(1)		844	$ 778,580
4.625%, 10/1/27(1)		54	52,077
APi Group DE, Inc., 4.75%, 10/15/29(1)		662	628,888
Boels Topholding BV, 5.75%, 5/15/30(10)	EUR	1,405	1,583,973
Boost Newco Borrower LLC, 7.50%, 1/15/31(1)		250	263,795
Boost Newco Borrower LLC/GTCR W Dutch Finance Sub BV, 8.50%, 1/15/31(10)	GBP	530	737,552
Cimpress PLC, 7.375%, 9/15/32(1)		445	438,656

4
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Commercial Services (continued)
HealthEquity, Inc., 4.50%, 10/1/29(1)		721	$ 688,023
IPD 3 BV, 8.00%, 6/15/28(10)	EUR	930	1,072,243
Korn Ferry, 4.625%, 12/15/27(1)		644	628,484
Mavis Tire Express Services Topco Corp., 6.50%, 5/15/29(1)		1,323	1,269,033
Neptune Bidco U.S., Inc., 9.29%, 4/15/29(1)		382	357,259
NESCO Holdings II, Inc., 5.50%, 4/15/29(1)		757	705,234
Pachelbel Bidco SpA, 7.125%, 5/17/31(1)	EUR	715	831,210
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 6.75%, 8/15/32(1)		852	874,782
VT Topco, Inc., 8.50%, 8/15/30(1)		1,245	1,311,491
Wand NewCo 3, Inc., 7.625%, 1/30/32(1)		1,151	1,190,524
WASH Multifamily Acquisition, Inc., 5.75%, 4/15/26(1)		1,110	1,108,414
			$ 14,520,218
Computers — 0.5%
Amentum Holdings, Inc., 7.25%, 8/1/32(1)		205	$ 212,514
Insight Enterprises, Inc., 6.625%, 5/15/32(1)		671	686,517
McAfee Corp., 7.375%, 2/15/30(1)		1,035	998,685
Seagate HDD Cayman:
4.091%, 6/1/29		129	121,738
9.625%, 12/1/32		594	677,791
			$ 2,697,245
Containers and Glass Products — 0.4%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC:
3.00%, 9/1/29(10)	EUR	1,250	$ 1,183,547
4.00%, 9/1/29(1)		521	457,520
Canpack SA/Canpack U.S. LLC, 3.875%, 11/15/29(1)		767	698,437
			$ 2,339,504
Cosmetics/Toiletries — 0.1%
Edgewell Personal Care Co., 5.50%, 6/1/28(1)		391	$ 385,640
			$ 385,640
Distribution & Wholesale — 0.9%
BCPE Empire Holdings, Inc., 7.625%, 5/1/27(1)		715	$ 719,960
Performance Food Group, Inc.:
4.25%, 8/1/29(1)		551	516,286
6.125%, 9/15/32(1)		385	387,092
Rexel SA, 5.25%, 9/15/30(10)	EUR	880	1,003,947
Ritchie Bros Holdings, Inc.:
6.75%, 3/15/28(1)		454	466,108
7.75%, 3/15/31(1)		193	203,584
Security	Principal Amount* (000's omitted)		Value
Distribution & Wholesale (continued)
Viking Baked Goods Acquisition Corp., 8.625%, 11/1/31(1)(13)		530	$ 529,638
Windsor Holdings III LLC, 8.50%, 6/15/30(1)		942	992,550
			$ 4,819,165
Diversified Consumer Services — 0.5%
Belron U.K. Finance PLC:
4.625%, 10/15/29(1)	EUR	1,480	$ 1,634,698
5.75%, 10/15/29(1)		991	993,686
			$ 2,628,384
Diversified Financial Services — 1.6%
CI Financial Corp., 4.10%, 6/15/51		530	$ 370,846
Encore Capital Group, Inc., 5.375%, 2/15/26(10)	GBP	230	297,083
Hightower Holding LLC, 9.125%, 1/31/30(1)		815	859,914
Jane Street Group/JSG Finance, Inc.:
4.50%, 11/15/29(1)		211	199,791
6.125%, 11/1/32(1)		585	585,744
Macquarie Airfinance Holdings Ltd.:
6.40%, 3/26/29(1)		175	180,489
6.50%, 3/26/31(1)		210	218,351
8.125%, 3/30/29(1)		739	782,421
ProGroup AG:
5.125%, 4/15/29(10)	EUR	515	545,517
5.375%, 4/15/31(10)	EUR	801	842,797
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.:
2.875%, 10/15/26(1)		261	248,595
3.625%, 3/1/29(1)		1,022	942,243
4.00%, 10/15/33(1)		65	56,117
Sherwood Financing PLC, 6.00%, 11/15/26(10)	GBP	500	624,666
VistaJet Malta Finance PLC/Vista Management Holding, Inc.:
6.375%, 2/1/30(1)		1,431	1,226,481
9.50%, 6/1/28(1)		267	262,582
			$ 8,243,637
Drugs — 0.8%
Catalent Pharma Solutions, Inc., 2.375%, 3/1/28(10)	EUR	960	$ 1,020,734
Endo Finance Holdings, Inc., 8.50%, 4/15/31(1)		560	599,464
Perrigo Finance Unlimited Co.:
4.90%, 6/15/30		699	662,224
4.90%, 12/15/44		406	325,812
5.375%, 9/30/32	EUR	1,575	1,750,528
			$ 4,358,762

5
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Ecological Services and Equipment — 0.8%
Clean Harbors, Inc., 6.375%, 2/1/31(1)		135	$ 136,143
GFL Environmental, Inc.:
3.50%, 9/1/28(1)		889	834,222
4.75%, 6/15/29(1)		906	868,248
Paprec Holding SA, 7.25%, 11/17/29(10)	EUR	550	633,339
Reworld Holding Corp., 4.875%, 12/1/29(1)		1,290	1,206,021
Wrangler Holdco Corp., 6.625%, 4/1/32(1)		545	557,071
			$ 4,235,044
Electric Utilities — 1.4%
Alpha Generation LLC, 6.75%, 10/15/32(1)		957	$ 971,047
Atlantica Sustainable Infrastructure PLC, 4.125%, 6/15/28(1)		280	267,182
California Buyer Ltd./Atlantica Sustainable Infrastructure PLC:
5.625%, 2/15/32(1)(13)	EUR	2,475	2,761,389
6.375%, 2/15/32(1)(13)		465	462,077
Electricite de France SA, 7.50% to 9/6/28(10)(11)(14)	EUR	400	477,783
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 8/15/28(1)		578	551,543
TransAlta Corp., 7.75%, 11/15/29		606	640,453
WESCO Distribution, Inc.:
6.375%, 3/15/29(1)		608	621,155
6.625%, 3/15/32(1)		610	625,857
			$ 7,378,486
Electronics/Electrical — 0.4%
EquipmentShare.com, Inc., 8.625%, 5/15/32(1)		278	$ 287,136
Imola Merger Corp., 4.75%, 5/15/29(1)		1,174	1,136,013
Sensata Technologies, Inc.:
4.375%, 2/15/30(1)		610	568,453
6.625%, 7/15/32(1)		200	202,805
			$ 2,194,407
Energy — 0.7%
Enviva Partners LP/Enviva Partners Finance Corp., 6.50%, 1/15/26(1)(15)		565	$ 144,075
Greenko Solar Mauritius Ltd.:
5.55%, 1/29/25(1)		1,100	1,097,922
5.95%, 7/29/26(1)		1,200	1,192,584
Sunoco LP, 7.25%, 5/1/32(1)		445	463,615
Sunoco LP/Sunoco Finance Corp.:
4.50%, 5/15/29		583	554,753
4.50%, 4/30/30		372	349,405
			$ 3,802,354
Security	Principal Amount* (000's omitted)		Value
Engineering & Construction — 0.5%
Arcosa, Inc., 6.875%, 8/15/32(1)		552	$ 567,073
Artera Services LLC, 8.50%, 2/15/31(1)		665	659,700
TopBuild Corp., 4.125%, 2/15/32(1)		976	871,046
VM Consolidated, Inc., 5.50%, 4/15/29(1)		750	725,990
			$ 2,823,809
Entertainment — 2.3%
Allwyn Entertainment Financing U.K. PLC, 7.25%, 4/30/30(10)	EUR	1,047	$ 1,214,271
Boyne USA, Inc., 4.75%, 5/15/29(1)		814	776,898
Caesars Entertainment, Inc.:
6.00%, 10/15/32(1)		460	448,998
6.50%, 2/15/32(1)		377	382,557
7.00%, 2/15/30(1)		250	256,459
8.125%, 7/1/27(1)		172	175,482
Churchill Downs, Inc., 5.75%, 4/1/30(1)		669	659,147
Cirsa Finance International SARL, 6.50%, 3/15/29(10)	EUR	1,165	1,334,366
CPUK Finance Ltd., 7.875%, 8/28/29(10)	GBP	825	1,096,303
Flutter Treasury DAC, 5.00%, 4/29/29(10)	EUR	800	895,192
Inter Media and Communication SpA, 6.75%, 2/9/27(10)	EUR	998	1,108,699
Jacobs Entertainment, Inc., 6.75%, 2/15/29(1)		345	339,848
Light & Wonder International, Inc., 7.00%, 5/15/28(1)		719	722,609
Lottomatica SpA, 7.505%, (3 mo. EURIBOR + 4.00%), 12/15/30(2)(10)	EUR	1,080	1,182,842
Motion Finco SARL, 7.375%, 6/15/30(10)	EUR	250	272,646
Playtika Holding Corp., 4.25%, 3/15/29(1)		757	683,702
Speedway Motorsports LLC/Speedway Funding II, Inc., 4.875%, 11/1/27(1)		519	507,654
			$ 12,057,673
Financial Intermediaries — 0.3%
Ally Financial, Inc., Series B, 4.70% to 5/15/26(11)(14)		635	$ 573,241
Compass Group Diversified Holdings LLC, 5.25%, 4/15/29(1)		848	816,167
			$ 1,389,408
Food Products — 0.7%
Ingles Markets, Inc., 4.00%, 6/15/31(1)		762	$ 680,733
La Doria SpA, 7.552%, (3 mo. EURIBOR + 4.50%), 11/12/29(2)(10)	EUR	1,145	1,262,988
Pilgrim's Pride Corp.:
3.50%, 3/1/32		951	832,996
6.875%, 5/15/34		270	293,702

6
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Food Products (continued)
Post Holdings, Inc., 6.25%, 2/15/32(1)		422	$ 427,215
			$ 3,497,634
Food Service — 0.9%
1011778 BC ULC/New Red Finance, Inc.:
3.875%, 1/15/28(1)		386	$ 368,218
4.00%, 10/15/30(1)		293	264,910
4.375%, 1/15/28(1)		673	647,907
Chobani Holdco II LLC, 8.75%, (8.75% cash or 9.50% PIK), 10/1/29(1)(12)		1,040	1,075,513
Chobani LLC/Chobani Finance Corp., Inc.:
4.625%, 11/15/28(1)		657	631,520
7.625%, 7/1/29(1)		1,120	1,169,022
U.S. Foods, Inc., 4.75%, 2/15/29(1)		578	557,443
			$ 4,714,533
Food/Drug Retailers — 0.2%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 5.875%, 2/15/28(1)		806	$ 808,022
			$ 808,022
Health Care — 3.2%
AHP Health Partners, Inc., 5.75%, 7/15/29(1)		362	$ 351,233
Avantor Funding, Inc., 4.625%, 7/15/28(1)		341	330,003
Cerba Healthcare SACA, 3.50%, 5/31/28(10)	EUR	250	227,471
Chrome Holdco SAS, 5.00%, 5/31/29(10)	EUR	760	529,082
CHS/Community Health Systems, Inc., 6.875%, 4/15/29(1)		540	456,599
Concentra Escrow Issuer Corp., 6.875%, 7/15/32(1)		693	712,007
Encompass Health Corp., 4.75%, 2/1/30		616	592,885
Ephios Subco 3 SARL, 7.875%, 1/31/31(10)	EUR	930	1,100,478
Fortrea Holdings, Inc., 7.50%, 7/1/30(1)		643	633,102
Heartland Dental LLC/Heartland Dental Finance Corp., 10.50%, 4/30/28(1)		1,503	1,601,302
IQVIA, Inc.:
2.25%, 3/15/29(10)	EUR	611	626,904
2.875%, 6/15/28(10)	EUR	350	370,287
6.50%, 5/15/30(1)		337	346,484
LifePoint Health, Inc.:
4.375%, 2/15/27(1)		354	343,513
5.375%, 1/15/29(1)		681	623,954
9.875%, 8/15/30(1)		290	317,588
10.00%, 6/1/32(1)		140	149,550
Medline Borrower LP, 5.25%, 10/1/29(1)		1,819	1,763,459
Security	Principal Amount* (000's omitted)		Value
Health Care (continued)
Molina Healthcare, Inc.:
3.875%, 11/15/30(1)		573	$ 519,255
3.875%, 5/15/32(1)		814	722,349
Option Care Health, Inc., 4.375%, 10/31/29(1)		1,197	1,102,683
Surgery Center Holdings, Inc., 7.25%, 4/15/32(1)		680	699,077
Team Health Holdings, Inc., 13.50%, (9.00% cash and 4.50% PIK), 6/30/28(1)(12)		785	885,087
Tenet Healthcare Corp.:
6.125%, 10/1/28		523	522,983
6.875%, 11/15/31		256	274,778
U.S. Acute Care Solutions LLC, 9.75%, 5/15/29(1)		675	689,328
Varex Imaging Corp., 7.875%, 10/15/27(1)		283	288,477
			$ 16,779,918
Home Furnishings — 0.2%
Tempur Sealy International, Inc.:
3.875%, 10/15/31(1)		1,322	$ 1,151,368
4.00%, 4/15/29(1)		151	139,291
			$ 1,290,659
Household Durables — 0.0%(9)
Spectrum Brands, Inc., 3.875%, 3/15/31(1)		181	$ 159,390
			$ 159,390
Housewares — 0.1%
CD&R Smokey Buyer, Inc./Radio Systems Corp., 9.50%, 10/15/29(1)		575	$ 583,148
			$ 583,148
Industrial Equipment — 0.1%
Madison IAQ LLC, 5.875%, 6/30/29(1)		734	$ 696,887
			$ 696,887
Insurance — 0.8%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer:
6.75%, 10/15/27(1)		1,009	$ 1,006,119
7.00%, 1/15/31(1)		455	458,441
7.375%, 10/1/32(1)		110	109,183
Galaxy Finco Ltd., 9.25%, 7/31/27(10)	GBP	881	1,140,692
Jones Deslauriers Insurance Management, Inc., 10.50%, 12/15/30(1)		728	784,846
Panther Escrow Issuer LLC, 7.125%, 6/1/31(1)		415	425,263
Ryan Specialty LLC, 5.875%, 8/1/32(1)		410	408,989
			$ 4,333,533

7
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Internet Software & Services — 0.9%
Arches Buyer, Inc.:
4.25%, 6/1/28(1)		270	$ 247,873
6.125%, 12/1/28(1)		853	751,706
Cars.com, Inc., 6.375%, 11/1/28(1)		819	817,297
Match Group Holdings II LLC, 3.625%, 10/1/31(1)		1,144	1,003,297
Science Applications International Corp., 4.875%, 4/1/28(1)		971	953,329
United Group BV:
6.75%, 2/15/31(10)	EUR	200	221,607
7.792%, (3 mo. EURIBOR + 4.25%), 2/15/31(2)(10)	EUR	655	712,052
			$ 4,707,161
Leisure Goods/Activities/Movies — 2.0%
Acushnet Co., 7.375%, 10/15/28(1)		382	$ 398,702
Carnival Corp., 6.00%, 5/1/29(1)		1,372	1,375,184
Cinemark USA, Inc.:
5.25%, 7/15/28(1)		390	383,091
7.00%, 8/1/32(1)		560	574,465
LHMC Finco 2 SARL, 7.25%, (7.25% cash or 8.00% PIK), 10/2/25(10)(12)	EUR	945	1,029,009
Life Time, Inc.:
5.75%, 1/15/26(1)		401	401,030
8.00%, 4/15/26(1)		821	825,543
NCL Corp. Ltd.:
5.875%, 3/15/26(1)		647	646,697
5.875%, 2/15/27(1)		102	101,963
7.75%, 2/15/29(1)		286	303,638
NCL Finance Ltd., 6.125%, 3/15/28(1)		385	387,673
Royal Caribbean Cruises Ltd.:
3.70%, 3/15/28		215	205,044
6.00%, 2/1/33(1)		720	724,871
6.25%, 3/15/32(1)		305	311,144
TUI AG, 5.875%, 3/15/29(10)	EUR	1,298	1,475,826
Viking Cruises Ltd.:
5.875%, 9/15/27(1)		985	979,397
7.00%, 2/15/29(1)		205	206,757
Viking Ocean Cruises Ship VII Ltd., 5.625%, 2/15/29(1)		131	129,295
			$ 10,459,329
Lodging and Casinos — 0.1%
Genting New York LLC/GENNY Capital, Inc., 7.25%, 10/1/29(1)		605	$ 614,578
			$ 614,578
Security	Principal Amount* (000's omitted)		Value
Machinery — 1.1%
Chart Industries, Inc., 9.50%, 1/1/31(1)		736	$ 791,971
Dynamo Newco II GmbH, 6.25%, 10/15/31(1)	EUR	1,520	1,666,049
ESAB Corp., 6.25%, 4/15/29(1)		830	845,653
IMA Industria Macchine Automatiche SpA:
3.75%, 1/15/28(10)	EUR	700	744,742
6.929%, (3 mo. EURIBOR + 3.75%), 4/15/29(2)(10)	EUR	915	1,004,744
TK Elevator Holdco GmbH, 6.625%, 7/15/28(10)	EUR	540	588,494
			$ 5,641,653
Media — 0.4%
CSC Holdings LLC, 11.75%, 1/31/29(1)		200	$ 195,233
Outfront Media Capital LLC/Outfront Media Capital Corp.:
4.625%, 3/15/30(1)		946	880,705
7.375%, 2/15/31(1)		525	554,901
Summer BidCo BV, 10.00%, (10.00% cash or 10.75% PIK), 2/15/29(10)(12)	EUR	515	590,370
			$ 2,221,209
Metals/Mining — 1.3%
Arsenal AIC Parent LLC, 11.50%, 10/1/31(1)		1,223	$ 1,362,408
Compass Minerals International, Inc., 6.75%, 12/1/27(1)		691	681,777
First Quantum Minerals Ltd., 9.375%, 3/1/29(1)		998	1,062,274
Freeport-McMoRan, Inc., 5.45%, 3/15/43		416	399,615
Hudbay Minerals, Inc.:
4.50%, 4/1/26(1)		503	497,187
6.125%, 4/1/29(1)		220	221,795
Novelis Corp., 3.25%, 11/15/26(1)		237	228,194
Novelis Sheet Ingot GmbH, 3.375%, 4/15/29(10)	EUR	1,077	1,120,483
Roller Bearing Co. of America, Inc., 4.375%, 10/15/29(1)		552	519,341
WE Soda Investments Holding PLC:
9.375%, 2/14/31(1)		300	308,520
9.50%, 10/6/28(1)		300	310,110
			$ 6,711,704
Nonferrous Metals/Minerals — 0.3%
Eldorado Gold Corp., 6.25%, 9/1/29(1)		690	$ 679,525
New Gold, Inc., 7.50%, 7/15/27(1)		653	664,030
			$ 1,343,555
Oil and Gas — 1.5%
Aethon United BR LP/Aethon United Finance Corp., 7.50%, 10/1/29(1)		625	$ 629,761

8
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Oil and Gas (continued)
Civitas Resources, Inc., 8.625%, 11/1/30(1)		810	$ 851,644
Expand Energy Corp., 4.75%, 2/1/32		810	761,797
Matador Resources Co., 6.50%, 4/15/32(1)		545	540,156
Parkland Corp.:
4.50%, 10/1/29(1)		480	446,283
4.625%, 5/1/30(1)		292	268,632
Permian Resources Operating LLC:
5.875%, 7/1/29(1)		701	691,628
6.25%, 2/1/33(1)		375	372,553
7.00%, 1/15/32(1)		418	426,735
Precision Drilling Corp., 7.125%, 1/15/26(1)		413	412,726
SM Energy Co., 7.00%, 8/1/32(1)		580	575,669
Transocean Poseidon Ltd., 6.875%, 2/1/27(1)		351	351,065
Transocean, Inc., 8.75%, 2/15/30(1)		184	191,235
Vital Energy, Inc.:
7.875%, 4/15/32(1)		379	364,462
9.75%, 10/15/30		466	492,126
Wintershall Dea Finance 2 BV, Series NC5, 2.499% to 4/20/26(10)(11)(14)	EUR	300	315,027
			$ 7,691,499
Packaging & Containers — 0.8%
Fiber Bidco SpA, 7.345%, (3 mo. EURIBOR + 4.00%), 1/15/30(2)(10)	EUR	965	$ 1,058,815
Fiber Midco SpA, 10.00% PIK, 6/15/29(1)	EUR	950	1,076,117
Kleopatra Finco SARL, 4.25%, 3/1/26(10)	EUR	600	615,485
Owens-Brockway Glass Container, Inc., 7.25%, 5/15/31(1)		511	503,220
Trivium Packaging Finance BV, 7.292%, (3 mo. EURIBOR + 3.75%), 8/15/26(2)(10)	EUR	740	808,190
			$ 4,061,827
Pharmaceuticals — 1.0%
Bayer AG, 5.375% to 6/25/30, 3/25/82(10)(11)	EUR	600	$ 648,673
Grifols SA, 7.50%, 5/1/30(10)	EUR	365	415,391
Nidda Healthcare Holding GmbH, 5.625%, 2/21/30(1)	EUR	1,102	1,206,492
P&L Development LLC/PLD Finance Corp.:
7.75%, 11/15/25(1)		114	114,871
12.00%, (9.00% cash and 3.50% PIK or 12.00% cash), 5/15/29(1)(12)		373	376,087
Prestige Brands, Inc., 3.75%, 4/1/31(1)		281	250,700
Rossini SARL, 6.75%, 12/31/29(10)	EUR	855	979,333
Teva Pharmaceutical Finance Netherlands III BV, 4.10%, 10/1/46		1,506	1,063,350
			$ 5,054,897
Security	Principal Amount* (000's omitted)		Value
Pipelines — 2.0%
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.75%, 3/1/27(1)		621	$ 620,311
DT Midstream, Inc., 4.125%, 6/15/29(1)		599	562,939
Energy Transfer LP, 5.00%, 5/15/50		337	292,783
EQM Midstream Partners LP:
4.50%, 1/15/29(1)		1,033	995,169
6.00%, 7/1/25(1)		75	75,141
6.50%, 7/1/27(1)		405	414,568
7.50%, 6/1/30(1)		536	576,831
Genesis Energy LP/Genesis Energy Finance Corp., 7.875%, 5/15/32		330	330,041
Global Partners LP/GLP Finance Corp., 8.25%, 1/15/32(1)		649	662,734
Kinetik Holdings LP, 5.875%, 6/15/30(1)		679	674,353
Plains All American Pipeline LP, Series B, 9.49%, (3 mo. SOFR + 4.372%)(2)(14)		926	924,517
Venture Global LNG, Inc.:
7.00%, 1/15/30(1)		320	322,196
8.125%, 6/1/28(1)		609	632,439
8.375%, 6/1/31(1)		574	596,642
9.00% to 9/30/29(1)(11)(14)		982	982,555
9.50%, 2/1/29(1)		794	878,109
9.875%, 2/1/32(1)		794	867,169
			$ 10,408,497
Publishing — 0.3%
McGraw-Hill Education, Inc.:
5.75%, 8/1/28(1)		326	$ 319,850
7.375%, 9/1/31(1)		290	297,277
8.00%, 8/1/29(1)		806	812,063
			$ 1,429,190
Radio and Television — 0.4%
Clear Channel Outdoor Holdings, Inc.:
7.75%, 4/15/28(1)		1,025	$ 913,394
7.875%, 4/1/30(1)		448	457,161
Townsquare Media, Inc., 6.875%, 2/1/26(1)		613	611,280
			$ 1,981,835
Real Estate Investment Trusts (REITs) — 1.4%
AccorInvest Group SA, 6.375%, 10/15/29(10)	EUR	1,050	$ 1,188,756
Alexandrite Monnet U.K. Holdco PLC, 10.50%, 5/15/29(10)	EUR	1,200	1,415,826
CTR Partnership LP/CareTrust Capital Corp., 3.875%, 6/30/28(1)		952	902,732

9
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Real Estate Investment Trusts (REITs) (continued)
Cushman & Wakefield U.S. Borrower LLC:
6.75%, 5/15/28(1)		644	$ 648,063
8.875%, 9/1/31(1)		594	640,522
Greystar Real Estate Partners LLC, 7.75%, 9/1/30(1)		1,285	1,347,676
HAT Holdings I LLC/HAT Holdings II LLC, 3.375%, 6/15/26(1)		600	579,789
Heimstaden Bostad AB, 3.248% to 11/19/24(10)(11)(14)	EUR	400	425,223
Pebblebrook Hotel LP/PEB Finance Corp., 6.375%, 10/15/29(1)		185	184,908
Shimao Group Holdings Ltd., 5.60%, 7/15/26(10)(15)		1,250	84,250
			$ 7,417,745
Retail — 2.1%
B&M European Value Retail SA, 8.125%, 11/15/30(10)	GBP	400	$ 555,129
Bertrand Franchise Finance SAS:
6.50%, 7/18/30(1)	EUR	380	430,406
6.958%, (3 mo. EURIBOR + 3.75%), 7/18/30(1)(2)	EUR	700	766,028
CD&R Firefly Bidco PLC, 8.625%, 4/30/29(10)	GBP	860	1,169,919
Cougar JV Subsidiary LLC, 8.00%, 5/15/32(1)		969	1,013,876
Duomo Bidco SpA, 7.304%, (3 mo. EURIBOR + 4.125%), 7/15/31(2)(10)	EUR	915	1,004,731
Evergreen AcqCo 1 LP/TVI, Inc., 9.75%, 4/26/28(1)		620	652,980
Ferrellgas LP/Ferrellgas Finance Corp., 5.875%, 4/1/29(1)		793	740,953
Group 1 Automotive, Inc.:
4.00%, 8/15/28(1)		575	540,345
6.375%, 1/15/30(1)		185	186,292
LCM Investments Holdings II LLC:
4.875%, 5/1/29(1)		775	733,018
8.25%, 8/1/31(1)		92	96,153
NMG Holding Co., Inc./Neiman Marcus Group LLC, 8.50%, 10/1/28(1)		747	760,153
PEU (Fin) PLC, 7.25%, 7/1/28(10)	EUR	400	458,780
Raising Cane's Restaurants LLC, 9.375%, 5/1/29(1)		962	1,035,235
Stonegate Pub Co. Financing PLC, 10.173%, (3 mo. EURIBOR + 6.625%), 7/31/29(2)(10)	EUR	470	532,363
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 6/1/31(1)		590	541,766
			$ 11,218,127
Retailers (Except Food and Drug) — 0.3%
Bath & Body Works, Inc.:
6.875%, 11/1/35		410	$ 416,698
6.95%, 3/1/33		282	279,984
9.375%, 7/1/25(1)		54	55,366
Security	Principal Amount* (000's omitted)		Value
Retailers (Except Food and Drug) (continued)
Superior Plus LP/Superior General Partner, Inc., 4.50%, 3/15/29(1)		737	$ 680,625
			$ 1,432,673
Semiconductors & Semiconductor Equipment — 0.3%
ams-OSRAM AG, 10.50%, 3/30/29(10)	EUR	800	$ 883,416
ON Semiconductor Corp., 3.875%, 9/1/28(1)		554	520,053
			$ 1,403,469
Software — 0.7%
Clarivate Science Holdings Corp., 4.875%, 7/1/29(1)		734	$ 694,416
Cloud Software Group, Inc.:
6.50%, 3/31/29(1)		344	336,236
9.00%, 9/30/29(1)		1,402	1,402,952
TeamSystem SpA, 6.679%, (3 mo. EURIBOR + 3.50%), 7/31/31(1)(2)	EUR	1,029	1,126,550
			$ 3,560,154
Steel — 0.3%
Allegheny Ludlum LLC, 6.95%, 12/15/25		401	$ 408,536
Cleveland-Cliffs, Inc., 7.375%, 5/1/33(1)		565	569,695
TMS International Corp., 6.25%, 4/15/29(1)		787	762,155
			$ 1,740,386
Technology — 0.6%
athenahealth Group, Inc., 6.50%, 2/15/30(1)		1,918	$ 1,815,315
International Game Technology PLC:
3.50%, 6/15/26(10)	EUR	250	271,786
4.125%, 4/15/26(1)		573	565,166
5.25%, 1/15/29(1)		245	240,896
6.25%, 1/15/27(1)		200	202,126
			$ 3,095,289
Telecommunications — 2.2%
Ciena Corp., 4.00%, 1/31/30(1)		706	$ 652,071
Connect Finco SARL/Connect U.S. Finco LLC, 9.00%, 9/15/29(1)		825	784,656
Iliad Holding SASU:
6.50%, 10/15/26(1)		455	458,991
7.00%, 10/15/28(1)		362	366,961
8.50%, 4/15/31(1)		285	303,826
Lorca Telecom Bondco SA, 4.00%, 9/18/27(10)	EUR	1,100	1,196,618
Odido Group Holding BV, 5.50%, 1/15/30(10)	EUR	800	854,971
Optics Bidco SpA:
6.875%, 2/15/28(10)	EUR	176	208,792

10
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Telecommunications (continued)
Optics Bidco SpA: (continued)
7.75%, 1/24/33	EUR	735	$ 990,256
Sable International Finance Ltd., 7.125%, 10/15/32(1)		262	263,555
Stagwell Global LLC, 5.625%, 8/15/29(1)		1,038	988,175
Summer (BC) Holdco A SARL, 9.25%, 10/31/27(10)	EUR	462	505,347
Summer (BC) Holdco B SARL, 5.75%, 10/31/26(10)	EUR	300	325,638
Summer BC Bidco B LLC, 5.50%, 10/31/26(1)		383	377,725
Telefonica Europe BV, 7.125% to 8/23/28(10)(11)(14)	EUR	800	959,396
Vodafone Group PLC, 4.875% to 7/3/25, 10/3/78(10)(11)	GBP	500	641,160
Zegona Finance PLC:
6.75%, 7/15/29(10)	EUR	350	400,938
8.625%, 7/15/29(1)		1,165	1,233,444
			$ 11,512,520
Transportation — 0.7%
Cargo Aircraft Management, Inc., 4.75%, 2/1/28(1)		620	$ 592,134
Edge Finco PLC, 8.125%, 8/15/31(10)	GBP	1,194	1,557,117
Seaspan Corp., 5.50%, 8/1/29(1)		923	878,824
Watco Cos. LLC/Watco Finance Corp., 7.125%, 8/1/32(1)		665	686,174
			$ 3,714,249
Utilities — 1.3%
Calpine Corp.:
5.00%, 2/1/31(1)		615	$ 581,060
5.125%, 3/15/28(1)		450	440,217
5.25%, 6/1/26(1)		166	165,008
Leeward Renewable Energy Operations LLC, 4.25%, 7/1/29(1)		411	384,899
NRG Energy, Inc.:
3.625%, 2/15/31(1)		563	499,002
3.875%, 2/15/32(1)		118	104,873
5.75%, 1/15/28		384	384,517
6.00%, 2/1/33(1)		505	502,521
6.25%, 11/1/34(1)		335	334,857
10.25% to 3/15/28(1)(11)(14)		635	701,347
TerraForm Power Operating LLC:
4.75%, 1/15/30(1)		460	429,656
5.00%, 1/31/28(1)		450	440,035
Vistra Operations Co. LLC:
4.375%, 5/1/29(1)		193	183,871
5.00%, 7/31/27(1)		855	844,286
Security	Principal Amount* (000's omitted)	Value
Utilities (continued)
Vistra Operations Co. LLC: (continued)
6.875%, 4/15/32(1)	1,103	$ 1,141,389
		$ 7,137,538
Total Corporate Bonds (identified cost $272,969,359)		$276,672,904

Exchange-Traded Funds — 0.6%
Security	Shares	Value
Fixed-Income Funds — 0.6%
iShares Broad USD High Yield Corporate Bond ETF	79,900	$ 2,966,687
Total Exchange-Traded Funds (identified cost $2,943,516)		$ 2,966,687

Preferred Stocks — 0.2%
Security	Shares	Value
Distribution & Wholesale — 0.2%
WESCO International, Inc., Series A, 10.625% to 6/22/25(11)	39,514	$ 1,027,364
Total Preferred Stocks (identified cost $1,115,666)		$ 1,027,364

Senior Floating-Rate Loans — 33.4%(16)
Borrower/Description	Principal Amount* (000's omitted)	Value
Aerospace and Defense — 0.4%
TransDigm, Inc., Term Loan, 7.104%, (SOFR + 2.50%), 2/28/31	1,882	$ 1,885,577
		$ 1,885,577
Airlines — 0.2%
American Airlines, Inc., Term Loan, 9.629%, (SOFR + 4.75%), 4/20/28	1,050	$ 1,081,560
		$ 1,081,560
Apparel & Luxury Goods — 0.4%
ABG Intermediate Holdings 2 LLC:
Term Loan, 7.447%, (SOFR + 2.75%), 12/21/28	660	$ 661,783

11
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Apparel & Luxury Goods (continued)
ABG Intermediate Holdings 2 LLC: (continued)
Term Loan, 12/21/28(17)		69	$ 69,077
Gloves Buyer, Inc., Term Loan, 8.80%, (SOFR + 4.00%), 12/29/27		716	714,395
Hanesbrands, Inc., Term Loan, 8.435%, (SOFR + 3.75%), 3/8/30		499	500,085
Varsity Brands, Inc., Term Loan, 8/26/31(17)		400	399,107
			$ 2,344,447
Auto Components — 1.2%
Adient U.S. LLC, Term Loan, 7.435%, (SOFR + 2.75%), 1/31/31		995	$ 998,909
Autokiniton U.S. Holdings, Inc., Term Loan, 8.80%, (SOFR + 4.00%), 4/6/28		1,076	1,077,946
Clarios Global LP:
Term Loan, 6.102%, (EURIBOR + 3.00%), 7/16/31(18)	EUR	1,505	1,636,723
Term Loan, 7.185%, (SOFR + 2.50%), 5/6/30		1,665	1,668,643
DexKo Global, Inc.:
Term Loan, 8.615%, (SOFR + 3.75%), 10/4/28		512	491,272
Term Loan, 8.854%, (SOFR + 4.25%), 10/4/28		149	144,037
LTI Holdings, Inc., Term Loan, 7/19/29(17)		400	398,650
			$ 6,416,180
Automobiles — 0.4%
Bombardier Recreational Products, Inc., Term Loan, 7.435%, (SOFR + 2.75%), 1/22/31		1,375	$ 1,375,498
MajorDrive Holdings IV LLC, Term Loan, 8.865%, (SOFR + 4.00%), 6/1/28		985	989,672
			$ 2,365,170
Beverages — 0.3%
Arterra Wines Canada, Inc., Term Loan, 8.365%, (SOFR + 3.50%), 11/24/27		398	$ 391,549
Triton Water Holdings, Inc., Term Loan, 8.115%, (SOFR + 3.25%), 3/31/28		1,235	1,237,858
			$ 1,629,407
Biotechnology — 0.1%
Alltech, Inc., Term Loan, 8.80%, (SOFR + 4.00%), 10/13/28		724	$ 723,558
			$ 723,558
Building Products — 0.5%
Cornerstone Building Brands, Inc., Term Loan, 8.154%, (SOFR + 3.25%), 4/12/28		492	$ 484,962
Borrower/Description	Principal Amount* (000's omitted)	Value
Building Products (continued)
LSF12 Crown U.S. Commercial Bidco LLC, Term Loan, 10/10/31(17)	400	$ 399,000
MI Windows and Doors LLC, Term Loan, 7.685%, (SOFR + 3.00%), 3/28/31	748	751,710
Oscar AcquisitionCo LLC, Term Loan, 8.495%, (SOFR + 4.25%), 4/29/29	386	383,623
Standard Industries, Inc., Term Loan, 6.759%, (SOFR + 2.00%), 9/22/28	652	654,350
		$ 2,673,645
Capital Markets — 1.3%
Advisor Group, Inc., Term Loan, 8.685%, (SOFR + 4.00%), 8/17/28	660	$ 661,288
Citco Funding LLC, Term Loan, 7.308%, (SOFR + 2.75%), 4/27/28	1,213	1,218,390
Focus Financial Partners LLC:
Term Loan, 0.00%, 9/15/31(19)	113	113,193
Term Loan, 7.935%, (SOFR + 3.25%), 9/15/31	1,051	1,053,910
Fortress Intermediate 3, Inc., Term Loan, 8.435%, (SOFR + 3.75%), 6/27/31	1,555	1,556,459
HighTower Holdings LLC, Term Loan, 8.748%, (SOFR + 3.50%), 4/21/28	400	401,188
Kestra Advisor Services Holdings A, Inc., Term Loan, 9.057%, (SOFR + 4.00%), 3/22/31	399	400,912
Mariner Wealth Advisors LLC, Term Loan, 7.604%, (SOFR + 3.00%), 8/18/28	863	864,535
Press Ganey Holdings, Inc., Term Loan, 8.185%, (SOFR + 3.50%), 4/30/31	400	400,531
		$ 6,670,406
Chemicals — 1.6%
Aruba Investments Holdings LLC, Term Loan, 8.785%, (SOFR + 4.00%), 11/24/27	592	$ 592,551
Axalta Coating Systems U.S. Holdings, Inc., Term Loan, 6.604%, (SOFR + 2.00%), 12/20/29	785	788,223
CPC Acquisition Corp., Term Loan, 8.615%, (SOFR + 3.75%), 12/29/27	334	294,823
Discovery Purchaser Corp., Term Loan, 8.965%, (SOFR + 4.38%), 10/4/29	400	399,583
Groupe Solmax, Inc., Term Loan, 9.585%, (SOFR + 4.75%), 5/29/28(18)	485	451,039
INEOS U.S. Finance LLC, Term Loan, 7.935%, (SOFR + 3.25%), 2/18/30	736	736,825
Lonza Group AG, Term Loan, 8.629%, (SOFR + 3.93%), 7/3/28	494	481,797
Momentive Performance Materials, Inc., Term Loan, 8.685%, (SOFR + 4.00%), 3/29/28	542	543,781

12
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)	Value
Chemicals (continued)
Nouryon Finance BV, Term Loan, 7.784%, (SOFR + 3.50%), 4/3/28	718	$ 720,455
Olympus Water U.S. Holding Corp., Term Loan, 8.104%, (SOFR + 3.50%), 6/20/31	900	902,672
Tronox Finance LLC, Term Loan, 7.354%, (SOFR + 2.75%), 4/4/29	998	997,707
W.R. Grace & Co.-Conn., Term Loan, 7.854%, (SOFR + 3.25%), 9/22/28	1,265	1,269,014
		$ 8,178,470
Commercial Services & Supplies — 1.2%
Albion Financing 3 SARL, Term Loan, 9.096%, (SOFR + 4.25%), 8/16/29	591	$ 594,712
Allied Universal Holdco LLC, Term Loan, 8.535%, (SOFR + 3.75%), 5/12/28	1,120	1,119,507
EnergySolutions LLC, Term Loan, 8.104%, (SOFR + 3.50%), 9/20/30	746	747,945
Foundever Worldwide Corp., Term Loan, 8.55%, (SOFR + 3.75%), 8/28/28	985	632,188
Garda World Security Corp., Term Loan, 8.286%, (SOFR + 3.50%), 2/1/29	1,042	1,043,036
GFL Environmental, Inc., Term Loan, 6.61%, (SOFR + 2.00%), 7/3/31	325	325,000
Heritage-Crystal Clean, Inc., Term Loan, 9.259%, (SOFR + 4.50%), 10/17/30	399	401,788
Tempo Acquisition LLC, Term Loan, 6.935%, (SOFR + 2.25%), 8/31/28	1,200	1,201,813
		$ 6,065,989
Construction Materials — 0.3%
Quikrete Holdings, Inc., Term Loan, 6.935%, (SOFR + 2.25%), 3/19/29	1,273	$ 1,273,947
Star Holding LLC, Term Loan, 7/31/31(17)	300	295,071
		$ 1,569,018
Containers & Packaging — 0.3%
Altium Packaging LLC, Term Loan, 7.185%, (SOFR + 2.50%), 6/11/31	748	$ 744,852
Clydesdale Acquisition Holdings, Inc., Term Loan, 7.86%, (SOFR + 3.18%), 4/13/29	612	610,714
		$ 1,355,566
Distributors — 0.3%
CD&R Hydra Buyer, Inc., Term Loan, 8.785%, (SOFR + 4.00%), 3/25/31	498	$ 497,002
Borrower/Description	Principal Amount* (000's omitted)		Value
Distributors (continued)
Parts Europe SA:
Term Loan, 6.339%, (3 mo. EURIBOR + 3.25%), 2/3/31	EUR	500	$ 543,875
Term Loan, 6.701%, (3 mo. EURIBOR + 3.50%), 2/3/31	EUR	635	692,448
			$ 1,733,325
Diversified Consumer Services — 0.7%
Ascend Learning LLC, Term Loan, 8.285%, (SOFR + 3.50%), 12/11/28		494	$ 494,118
Belron Finance 2019 LLC, Term Loan, 10/16/31(17)		1,000	1,004,688
Fugue Finance BV, Term Loan, 9.057%, (SOFR + 4.00%), 1/31/28		746	750,817
KUEHG Corp., Term Loan, 6.839%, (SOFR + 2.25%), 6/12/30		604	605,978
Project Boost Purchaser LLC, Term Loan, 8.147%, (SOFR + 3.50%), 7/16/31		500	501,192
Wand NewCo 3, Inc., Term Loan, 7.905%, (SOFR + 3.25%), 1/30/31(18)		424	424,467
			$ 3,781,260
Diversified Telecommunication Services — 0.2%
Altice France SA, Term Loan, 8.682%, (3 mo. USD LIBOR + 4.00%), 8/14/26		500	$ 425,750
Level 3 Financing, Inc., Term Loan, 4/15/29(17)		500	511,250
Lumen Technologies, Inc., Term Loan, 4/15/30(17)		400	359,375
			$ 1,296,375
Electrical Equipment — 0.2%
WEC U.S. Holdings Ltd., Term Loan, 7.595%, (SOFR + 2.75%), 1/27/31		1,250	$ 1,252,652
			$ 1,252,652
Electronic Equipment, Instruments & Components — 0.8%
Chamberlain Group, Inc.:
Term Loan, 8.035%, (SOFR + 3.25%), 11/3/28		342	$ 341,481
Term Loan, 8.185%, (SOFR + 3.50%), 11/3/28		398	398,857
Creation Technologies, Inc., Term Loan, 10.351%, (SOFR + 5.50%), 10/5/28		690	674,860
Ingram Micro, Inc., Term Loan, 7.564%, (SOFR + 2.75%), 9/22/31		235	235,851
Range Red Operating, Inc.:
Term Loan, 12.693%, (SOFR + 8.00%), 10/1/29		355	353,737
Term Loan - Second Lien, 12.693%, (SOFR + 8.00%), 10/1/29		1,487	1,483,874

13
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)	Value
Electronic Equipment, Instruments & Components (continued)
Verifone Systems, Inc., Term Loan, 9.333%, (SOFR + 4.00%), 8/20/25	734	$ 685,187
		$ 4,173,847
Energy — 0.1%
New Generation Gas Gathering LLC, Term Loan, 10.335%, (SOFR + 5.75%), 9/30/29	273	$ 266,627
		$ 266,627
Energy Equipment & Services — 0.2%
GIP Pilot Acquisition Partners LP, Term Loan, 7.09%, (SOFR + 2.50%), 10/4/30	919	$ 920,022
		$ 920,022
Engineering & Construction — 0.2%
Artera Services LLC, Term Loan, 2/15/31(17)	300	$ 296,925
Azuria Water Solutions, Inc., Term Loan, 8.435%, (SOFR + 3.75%), 5/17/28	298	300,988
Northstar Group Services, Inc., Term Loan, 10.014%, (SOFR + 4.75%), 5/8/30	499	501,119
		$ 1,099,032
Entertainment — 0.5%
Playtika Holding Corp., Term Loan, 7.55%, (SOFR + 2.75%), 3/13/28	842	$ 842,062
Renaissance Holding Corp., Term Loan, 8.935%, (SOFR + 4.25%), 4/5/30	619	620,977
UFC Holdings LLC, Term Loan, 7.638%, (SOFR + 2.75%), 4/29/26	1,296	1,298,673
		$ 2,761,712
Financial Services — 0.3%
Boost Newco Borrower LLC, Term Loan, 7.104%, (SOFR + 2.50%), 1/31/31	850	$ 850,798
CPI Holdco B LLC, Term Loan, 6.685%, (SOFR + 2.00%), 5/19/31	425	420,927
Grant Thornton Advisors LLC, Term Loan, 7.935%, (SOFR + 3.25%), 6/2/31	500	500,719
		$ 1,772,444
Food Products — 0.3%
Del Monte Foods, Inc.:
Term Loan, 13.166%, (SOFR + 8.00%), 8/2/28	233	$ 223,545
Term Loan - Second Lien, 9.427%, (SOFR + 4.40%), 8/2/28(18)	494	282,028
Borrower/Description	Principal Amount* (000's omitted)	Value
Food Products (continued)
Nomad Foods U.S. LLC, Term Loan, 6.968%, (SOFR + 2.50%), 11/12/29	1,195	$ 1,196,651
		$ 1,702,224
Gas Utilities — 0.3%
Epic Y-Grade Services LP, Term Loan, 10.601%, (SOFR + 5.75%), 6/29/29	1,365	$ 1,365,319
		$ 1,365,319
Health Care Equipment & Supplies — 0.3%
Bayou Intermediate II LLC, Term Loan, 9.347%, (SOFR + 4.50%), 8/2/28	496	$ 486,250
Journey Personal Care Corp., Term Loan, 3/1/28(17)	400	399,833
Medline Borrower LP, Term Loan, 7.435%, (SOFR + 2.75%), 10/23/28	624	624,876
		$ 1,510,959
Health Care Providers & Services — 1.7%
CCRR Parent, Inc., Term Loan, 9.05%, (SOFR + 4.25%), 3/6/28	987	$ 759,537
CHG Healthcare Services, Inc., Term Loan, 8.30%, (SOFR + 3.50%), 9/29/28	865	867,969
Ensemble RCM LLC, Term Loan, 7.585%, (SOFR + 3.00%), 8/1/29	499	499,904
Medical Solutions Holdings, Inc., Term Loan, 8.185%, (SOFR + 3.50%), 11/1/28	976	733,096
National Mentor Holdings, Inc.:
Term Loan, 8.454%, (SOFR + 3.75%), 3/2/28	27	27,046
Term Loan, 8.52%, (SOFR + 3.75%), 3/2/28(18)	752	740,439
Pacific Dental Services LLC, Term Loan, 7.536%, (SOFR + 2.75%), 3/15/31	498	498,381
Pluto Acquisition I, Inc.:
Term Loan, 10.253%, (SOFR + 5.50%), 6/20/28	234	236,554
Term Loan - Second Lien, 9.132%, (SOFR + 4.00%), 9/20/28	667	616,418
Radnet Management, Inc., Term Loan, 7.132%, (SOFR + 2.50%), 4/18/31	998	1,000,513
Raven Acquisition Holdings LLC:
Term Loan, 10/24/31(17)	490	488,040
Term Loan, 10/24/31(17)	35	34,860
Select Medical Corp., Term Loan, 7.685%, (SOFR + 3.00%), 3/6/27	223	224,064
Surgery Center Holdings, Inc., Term Loan, 7.495%, (SOFR + 2.75%), 12/19/30	995	998,680
Team Health Holdings, Inc., Term Loan, 9.836%, (SOFR + 5.25%), 3/2/27(18)	1,307	1,282,524
		$ 9,008,025

14
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)	Value
Health Care Technology — 0.3%
athenahealth Group, Inc., Term Loan, 7.935%, (SOFR + 3.25%), 2/15/29	871	$ 870,143
Symplr Software, Inc., Term Loan, 9.185%, (SOFR + 4.50%), 12/22/27	494	453,964
Waystar Technologies, Inc., Term Loan, 7.435%, (SOFR + 2.75%), 10/22/29	349	351,147
		$ 1,675,254
Hotels, Restaurants & Leisure — 2.2%
Caesars Entertainment, Inc., Term Loan, 7.435%, (SOFR + 2.75%), 2/6/31	796	$ 797,866
ClubCorp Holdings, Inc., Term Loan, 9.865%, (SOFR + 5.00%), 9/18/26	618	619,818
Dave & Buster's, Inc., Term Loan, 7.875%, (SOFR + 3.25%), 6/29/29	346	345,743
Fertitta Entertainment LLC, Term Loan, 8.185%, (SOFR + 3.50%), 1/27/29	845	846,529
Flutter Financing BV, Term Loan, 6.604%, (SOFR + 2.00%), 11/29/30	1,434	1,436,403
Four Seasons Hotels Ltd., Term Loan, 6.435%, (SOFR + 1.75%), 11/30/29	1,379	1,379,637
IRB Holding Corp., Term Loan, 7.535%, (SOFR + 2.75%), 12/15/27	2,195	2,196,603
Ontario Gaming GTA LP, Term Loan, 8.893%, (SOFR + 4.25%), 8/1/30	398	398,642
Playa Resorts Holding BV, Term Loan, 7.435%, (SOFR + 2.75%), 1/5/29	1,241	1,239,896
Scientific Games Holdings LP, Term Loan, 7.59%, (SOFR + 3.00%), 4/4/29	750	748,225
SeaWorld Parks & Entertainment, Inc., Term Loan, 7.185%, (SOFR + 2.50%), 8/25/28	985	985,763
Spectacle Gary Holdings LLC, Term Loan, 9.035%, (SOFR + 4.25%), 12/11/28	741	737,610
		$ 11,732,735
Household Durables — 0.2%
ACProducts, Inc., Term Loan, 9.115%, (SOFR + 4.25%), 5/17/28	1,033	$ 865,051
Madison Safety & Flow LLC, Term Loan, 7.968%, (SOFR + 3.25%), 9/26/31	375	376,953
		$ 1,242,004
Household Products — 0.1%
Kronos Acquisition Holdings, Inc., Term Loan, 9.314%, (SOFR + 4.00%), 7/8/31	650	$ 612,444
		$ 612,444
Borrower/Description	Principal Amount* (000's omitted)	Value
Independent Power and Renewable Electricity Producers — 0.1%
Alpha Generation LLC, Term Loan, 9/30/31(17)	300	$ 300,321
Thunder Generation Funding LLC, Term Loan, 10/3/31(17)	350	350,875
		$ 651,196
Industrial Conglomerates — 0.2%
Kohler Energy Co. LLC, Term Loan, 9.354%, (SOFR + 4.75%), 5/1/31	798	$ 802,988
		$ 802,988
Insurance — 1.0%
Alliant Holdings Intermediate LLC, Term Loan, 7.759%, (SOFR + 3.00%), 9/19/31	608	$ 606,782
AmWINS Group, Inc., Term Loan, 7.05%, (SOFR + 2.25%), 2/19/28	964	964,821
Broadstreet Partners, Inc., Term Loan, 7.935%, (SOFR + 3.25%), 6/13/31	399	399,317
Ryan Specialty Group LLC, Term Loan, 6.935%, (SOFR + 2.25%), 9/15/31	400	400,500
Truist Insurance Holdings LLC:
Term Loan, 7.854%, (SOFR + 3.25%), 5/6/31	750	751,406
Term Loan - Second Lien, 9.354%, (SOFR + 4.75%), 5/6/32	1,096	1,113,810
USI, Inc., Term Loan, 7.354%, (SOFR + 2.75%), 11/22/29	1,170	1,171,643
		$ 5,408,279
IT Services — 1.3%
Asurion LLC:
Term Loan, 8.935%, (SOFR + 4.25%), 9/19/30	1,520	$ 1,503,786
Term Loan - Second Lien, 10.05%, (SOFR + 5.25%), 1/31/28	1,000	966,750
Endure Digital, Inc., Term Loan, 8.471%, (SOFR + 3.50%), 2/10/28	980	890,590
Gainwell Acquisition Corp., Term Loan, 8.704%, (SOFR + 4.00%), 10/1/27	1,064	1,026,550
Go Daddy Operating Co. LLC, Term Loan, 6.435%, (SOFR + 1.75%), 5/30/31	160	159,310
Informatica LLC, Term Loan, 6.935%, (SOFR + 2.25%), 10/27/28	782	783,399
NAB Holdings LLC, Term Loan, 7.354%, (SOFR + 2.75%), 11/23/28	987	987,424
Rackspace Finance LLC:
Term Loan, 11.183%, (SOFR + 6.25%), 5/15/28	70	71,533
Term Loan - Second Lien, 7.683%, (SOFR + 2.75%), 5/15/28	352	211,306

15
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)	Value
IT Services (continued)
Travelport Finance (Luxembourg) SARL, Term Loan, 12.855%, (SOFR + 8.26%), 9/30/28	370	$ 317,341
		$ 6,917,989
Leisure Products — 0.3%
GSM Holdings, Inc., Term Loan, 9/29/31(17)	300	$ 287,625
Peloton Interactive, Inc., Term Loan, 10.685%, (SOFR + 6.00%), 5/23/29	903	916,655
Recess Holdings, Inc., Term Loan, 9.085%, (SOFR + 4.50%), 2/20/30	498	500,687
		$ 1,704,967
Machinery — 2.6%
AI Aqua Merger Sub, Inc., Term Loan, 8.357%, (SOFR + 3.50%), 7/31/28	1,039	$ 1,041,732
Apex Tool Group LLC:
Term Loan, 14.872%, (SOFR + 10.10%), 7.418% cash, 7.454% PIK, 2/8/30	481	457,794
Term Loan - Second Lien, 12.068%, (SOFR + 7.35%), 4.718% cash, 7.35% PIK, 2/8/29	206	196,543
Barnes Group, Inc., Term Loan, 7.185%, (SOFR + 2.50%), 9/3/30	989	991,982
Clark Equipment Co., Term Loan, 6.604%, (SOFR + 2.00%), 4/20/29	928	928,104
Conair Holdings LLC, Term Loan, 8.55%, (SOFR + 3.75%), 5/17/28	787	722,825
CPM Holdings, Inc., Term Loan, 9.344%, (SOFR + 4.50%), 9/28/28	496	488,031
EMRLD Borrower LP:
Term Loan, 7.557%, (SOFR + 2.50%), 5/31/30	812	812,609
Term Loan, 7.557%, (SOFR + 2.50%), 8/4/31	375	375,195
Engineered Machinery Holdings, Inc., Term Loan, 8.615%, (SOFR + 3.75%), 5/19/28	1,322	1,327,300
Filtration Group Corp., Term Loan, 8.30%, (SOFR + 3.50%), 10/21/28	1,039	1,041,647
Gates Global LLC, Term Loan, 6.935%, (SOFR + 2.25%), 6/4/31	1,397	1,401,519
Madison IAQ LLC, Term Loan, 7.889%, (SOFR + 2.75%), 6/21/28	1,169	1,170,224
Roper Industrial Products Investment Co. LLC, Term Loan, 7.854%, (SOFR + 3.25%), 11/22/29	691	692,117
SPX Flow, Inc., Term Loan, 8.185%, (SOFR + 3.50%), 4/5/29	760	763,211
TK Elevator U.S. Newco, Inc., Term Loan, 8.588%, (SOFR + 3.50%), 4/30/30	1,405	1,410,502
		$ 13,821,335
Borrower/Description	Principal Amount* (000's omitted)	Value
Media — 0.2%
Aragorn Parent Corp., Term Loan, 8.745%, (SOFR + 4.00%), 12/15/28	825	$ 828,748
		$ 828,748
Metals/Mining — 0.3%
Arsenal AIC Parent LLC, Term Loan, 7.935%, (SOFR + 3.25%), 8/18/30	567	$ 569,083
PMHC II, Inc., Term Loan, 9.058%, (SOFR + 4.25%), 4/23/29	788	779,084
		$ 1,348,167
Oil, Gas & Consumable Fuels — 0.6%
Epic Crude Services LP, Term Loan, 7.656%, (SOFR + 3.00%), 10/10/31	400	$ 400,150
Freeport LNG Investments LLLP, Term Loan, 8.379%, (SOFR + 3.50%), 12/21/28	497	495,682
ITT Holdings LLC, Term Loan, 7.535%, (SOFR + 2.75%), 10/11/30	693	693,537
Oryx Midstream Services Permian Basin LLC, Term Loan, 7.918%, (SOFR + 3.00%), 10/5/28	739	740,004
UGI Energy Services LLC, Term Loan, 7.185%, (SOFR + 2.50%), 2/22/30	741	742,121
		$ 3,071,494
Paper & Forest Products — 0.1%
Enviva Partners LP/Fin C:
DIP Loan, 11.025%, (SOFR + 8.00%), 12/13/24(19)	188	$ 193,136
Term Loan, 12.804%, (SOFR + 8.00%), 12/13/24	113	183,714
		$ 376,850
Passenger Airlines — 0.1%
WestJet Loyalty LP, Term Loan, 8.354%, (SOFR + 3.75%), 2/14/31	597	$ 597,906
		$ 597,906
Pharmaceuticals — 0.2%
Endo Luxembourg Finance Co. I SARL, Term Loan, 9.245%, (SOFR + 4.50%), 4/23/31	350	$ 350,788
Mallinckrodt International Finance SA:
Term Loan, 12.245%, (SOFR + 7.50%), 11/14/28	69	73,182
Term Loan - Second Lien, 14.245%, (SOFR + 9.50%), 11/14/28	390	420,661
		$ 844,631

16
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)	Value
Professional Services — 1.6%
AAL Delaware Holdco, Inc., Term Loan, 8.185%, (SOFR + 3.50%), 7/30/31	550	$ 553,094
AlixPartners LLP, Term Loan, 7.30%, (SOFR + 2.50%), 2/4/28	1,092	1,094,893
Camelot U.S. Acquisition LLC, Term Loan, 7.435%, (SOFR + 2.75%), 1/31/31	995	996,990
CoreLogic, Inc., Term Loan, 8.30%, (SOFR + 3.50%), 6/2/28	566	564,255
EAB Global, Inc., Term Loan, 7.935%, (SOFR + 3.25%), 8/16/28	748	746,678
Employbridge Holding Co., Term Loan, 9.623%, (SOFR + 4.75%), 7/19/28(18)	790	567,132
First Advantage Holdings LLC, Term Loan, (SOFR + 3.25%), 9/19/31(17)	1,762	1,756,107
Genuine Financial Holdings LLC, Term Loan, 8.685%, (SOFR + 4.00%), 9/27/30	495	494,897
Neptune Bidco U.S., Inc., Term Loan, 9.758%, (SOFR + 5.00%), 4/11/29	788	728,900
Teneo Holdings LLC, Term Loan, 9.435%, (SOFR + 4.75%), 3/13/31	448	449,315
Trans Union LLC, Term Loan, 6.685%, (SOFR + 2.00%), 12/1/28	603	604,153
		$ 8,556,414
Real Estate Management & Development — 0.3%
Cushman & Wakefield U.S. Borrower LLC, Term Loan, 7.685%, (SOFR + 3.00%), 1/31/30	510	$ 512,958
Greystar Real Estate Partners LLC, Term Loan, 7.495%, (SOFR + 2.75%), 8/21/30	1,089	1,091,757
		$ 1,604,715
Road & Rail — 0.4%
First Student Bidco, Inc.:
Term Loan, 7.865%, (SOFR + 3.00%), 7/21/28	109	$ 109,712
Term Loan, 7.865%, (SOFR + 3.00%), 7/21/28	358	358,702
Hertz Corp.:
Term Loan, 8.30%, (SOFR + 3.50%), 6/30/28	1,202	1,072,502
Term Loan, 8.30%, (SOFR + 3.50%), 6/30/28	234	208,915
Kenan Advantage Group, Inc., Term Loan, 1/25/29(17)	400	400,500
		$ 2,150,331
Semiconductors & Semiconductor Equipment — 0.3%
Altar Bidco, Inc., Term Loan, 7.247%, (SOFR + 3.10%), 2/1/29	984	$ 985,289
MKS Instruments, Inc., Term Loan, 6.995%, (SOFR + 2.25%), 8/17/29	565	566,821
		$ 1,552,110
Borrower/Description	Principal Amount* (000's omitted)	Value
Software — 4.0%
Applied Systems, Inc., Term Loan, 7.604%, (SOFR + 3.00%), 2/24/31	1,514	$ 1,519,505
Astra Acquisition Corp.:
Term Loan, 9.854%, (SOFR + 5.25%), 10/25/28	615	49,227
Term Loan, 11.418%, (SOFR + 6.75%), 2/25/28	441	361,915
Boxer Parent Co., Inc., Term Loan, 8.335%, (SOFR + 3.75%), 7/30/31	1,035	1,033,429
Central Parent, Inc., Term Loan, 7.854%, (SOFR + 3.25%), 7/6/29	891	886,378
Cloud Software Group, Inc., Term Loan, 8.604%, (SOFR + 4.00%), 3/30/29(18)	1,586	1,587,684
Cloudera, Inc., Term Loan, 8.535%, (SOFR + 3.75%), 10/8/28	497	489,773
Drake Software LLC, Term Loan, 8.935%, (SOFR + 4.25%), 6/26/31	725	714,125
Epicor Software Corp., Term Loan, 7.935%, (SOFR + 3.25%), 5/30/31	2,091	2,101,143
GoTo Group, Inc.:
Term Loan, 9.668%, (SOFR + 4.75%), 4/28/28	430	365,417
Term Loan - Second Lien, 9.668%, (SOFR + 4.75%), 4/28/28	261	91,369
Marcel LUX IV SARL, Term Loan, 8.84%, (SOFR + 4.00%), 11/11/30	722	727,544
McAfee LLC, Term Loan, 8.10%, (SOFR + 3.25%), 3/1/29	980	980,350
Open Text Corp., Term Loan, 6.935%, (SOFR + 2.25%), 1/31/30	540	542,433
Polaris Newco LLC, Term Loan, 8.847%, (SOFR + 4.00%), 6/2/28	715	710,951
Quest Software U.S. Holdings, Inc., Term Loan, 8.985%, (SOFR + 4.25%), 2/1/29	494	355,455
RealPage, Inc., Term Loan, 7.80%, (SOFR + 3.00%), 4/24/28	956	944,302
Redstone Holdco 2 LP, Term Loan, 9.597%, (SOFR + 4.75%), 4/27/28	610	457,227
Riverbed Technology, Inc., Term Loan, 9.104%, (SOFR + 4.50%), 7.104% cash, 2.00% PIK, 7/1/28	112	69,674
Sabre GLBL, Inc., Term Loan, 9.035%, (SOFR + 4.25%), 6/30/28	575	539,781
Skillsoft Corp., Term Loan, 10.082%, (SOFR + 5.25%), 7/14/28	741	603,836
SolarWinds Holdings, Inc., Term Loan, 7.435%, (SOFR + 2.75%), 2/5/30	650	651,760
Sophia LP, Term Loan, 8.285%, (SOFR + 3.50%), 10/9/29	1,449	1,457,107
UKG, Inc., Term Loan, 7.617%, (SOFR + 3.00%), 2/10/31	1,647	1,650,359

17
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)	Value
Software (continued)
Veritas U.S., Inc., Term Loan, 9.80%, (SOFR + 5.00%), 9/1/25	944	$ 903,682
Vision Solutions, Inc., Term Loan, 8.847%, (SOFR + 4.00%), 4/24/28	1,208	1,194,270
		$ 20,988,696
Specialty Retail — 1.3%
Great Outdoors Group LLC, Term Loan, 8.55%, (SOFR + 3.75%), 3/6/28	1,206	$ 1,211,068
Harbor Freight Tools USA, Inc., Term Loan, 7.192%, (SOFR + 2.50%), 6/11/31(18)	848	828,334
Hoya Midco LLC, Term Loan, 7.585%, (SOFR + 3.00%), 2/3/29	618	621,579
Les Schwab Tire Centers, Term Loan, 7.685%, (SOFR + 3.00%), 4/23/31	1,193	1,194,787
Mattress Firm, Inc., Term Loan, 8.924%, (SOFR + 4.25%), 9/25/28	742	743,064
Mavis Tire Express Services Corp., Term Loan, 8.185%, (SOFR + 3.50%), 5/4/28	396	397,452
Petco Health & Wellness Co., Inc., Term Loan, 8.115%, (SOFR + 3.25%), 3/3/28	674	642,630
PetSmart, Inc., Term Loan, 8.535%, (SOFR + 3.75%), 2/11/28	1,142	1,136,266
Speedster Bidco GmbH, Term Loan, 10/17/31(17)	300	299,906
		$ 7,075,086
Telecommunications — 0.1%
Lorca Holdco Ltd., Term Loan, 3/25/31(17)	642	$ 643,379
		$ 643,379
Trading Companies & Distributors — 0.8%
Core & Main LP, Term Loan, 6.718%, (SOFR + 2.00%), 7/27/28	1,009	$ 1,008,463
Park River Holdings, Inc., Term Loan, 8.105%, (SOFR + 3.25%), 12/28/27	492	483,418
Spin Holdco, Inc., Term Loan, 9.256%, (SOFR + 4.00%), 3/4/28	1,528	1,333,307
White Cap Buyer LLC, Term Loan, 7.935%, (SOFR + 3.25%), 10/19/29	712	711,117
Windsor Holdings III LLC, Term Loan, 8.259%, (SOFR + 3.50%), 8/1/30	718	721,486
		$ 4,257,791
Transportation Infrastructure — 0.3%
Brown Group Holding LLC, Term Loan, 7.472%, (SOFR + 2.75%), 7/1/31(18)	748	$ 748,347
Borrower/Description	Principal Amount* (000's omitted)	Value
Transportation Infrastructure (continued)
KKR Apple Bidco LLC, Term Loan, 8.185%, (SOFR + 3.50%), 9/22/28	746	$ 748,830
		$ 1,497,177
Wireless Telecommunication Services — 0.2%
CCI Buyer, Inc., Term Loan, 8.604%, (SOFR + 4.00%), 12/17/27	789	$ 790,449
		$ 790,449
Total Senior Floating-Rate Loans (identified cost $177,975,207)		$176,355,951

Miscellaneous — 0.0%(9)
Security	Principal Amount	Value
Entertainment — 0.0%
National CineMedia, Inc., Escrow Certificates(6)(7)	$333,000	$ 0
		$ 0
Pharmaceuticals — 0.0%
Endo Design LLC, Escrow Certificates(6)(7)	$400,000	$ 0
Endo Luxembourg Finance SARL, Escrow Certificates(6)(7)	459,000	0
		$ 0
Surface Transport — 0.0%(9)
Hertz Corp., Escrow Certificates(1)(7)	$105,000	$ 18,112
		$ 18,112
Total Miscellaneous (identified cost $0)		$ 18,112

Short-Term Investments — 2.6%
Affiliated Fund — 2.5%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.78%(20)	13,381,467	$ 13,381,467
Total Affiliated Fund (identified cost $13,381,467)		$ 13,381,467

18
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2024
Portfolio of Investments — continued

U.S. Treasury Obligations — 0.1%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bills, 0.00%, 12/5/24(21)	$358	$ 356,746
Total U.S. Treasury Obligations (identified cost $356,722)		$ 356,746
Total Short-Term Investments (identified cost $13,738,189)		$ 13,738,213
Total Investments — 100.8% (identified cost $529,846,420)		$532,153,409
Less Unfunded Loan Commitments — (0.0)%(9)		$ (150,588)
Net Investments — 100.8% (identified cost $529,695,832)		$532,002,821
Other Assets, Less Liabilities — (0.8)%		$ (4,093,071)
Net Assets — 100.0%		$527,909,750
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
*	In U.S. dollars unless otherwise indicated.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2024, the aggregate value of these securities is $248,212,865 or 47.0% of the Fund's net assets.
(2)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2024.
(3)	When-issued, variable rate security whose interest rate will be determined after October 31, 2024.
(4)	Step coupon security. Interest rate represents the rate in effect at October 31, 2024.
(5)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2024.
(6)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 11).
(7)	Non-income producing security.
(8)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.
(9)	Amount is less than 0.05% or (0.05)%, as applicable.
(10)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2024, the aggregate value of these securities is $66,672,531 or 12.6% of the Fund's net assets.
(11)	Security converts to variable rate after the indicated fixed-rate coupon period.
(12)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.
(13)	When-issued security.
(14)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(15)	Issuer is in default with respect to interest and/or principal payments and is non-income producing.
(16)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(17)	This Senior Loan will settle after October 31, 2024, at which time the interest rate will be determined.
(18)	The stated interest rate represents the weighted average interest rate at October 31, 2024 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.
(19)	Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. At October 31, 2024, the total value of unfunded loan commitments is $151,820. See Note 1G for description.
(20)	May be deemed to be an affiliated investment company (see Note 10). The rate shown is the annualized seven-day yield as of October 31, 2024.
(21)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

19
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2024
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	145,282	EUR	130,000	Goldman Sachs International	12/31/24	$ 3,525	$ —
USD	145,287	EUR	130,000	State Street Bank and Trust Company	12/31/24	3,530	—
USD	145,258	EUR	130,000	State Street Bank and Trust Company	12/31/24	3,502	—
USD	142,371	EUR	127,388	State Street Bank and Trust Company	12/31/24	3,462	—
USD	2,014,088	EUR	1,850,768	Citibank, N.A.	1/31/25	—	(6,805)
USD	461,528	EUR	425,000	State Street Bank and Trust Company	1/31/25	—	(2,539)
USD	32,176,537	EUR	29,635,500	State Street Bank and Trust Company	1/31/25	—	(183,087)
USD	35,055,187	EUR	32,279,647	State Street Bank and Trust Company	1/31/25	—	(191,637)
USD	15,067,910	GBP	11,587,392	State Street Bank and Trust Company	1/31/25	130,610	—
						$144,629	$(384,068)
Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. Long Treasury Bond	(40)	Short	12/19/24	$(4,718,750)	$87,469
					$87,469
Credit Default Swaps - Sell Protection (OTC)
Reference Entity	Counterparty	Notional Amount* (000's omitted)	Contract Annual Fixed Rate**	Current Market Annual Fixed Rate***	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
U.S. Single Family Rental	Goldman Sachs International	$495	7.85% (pays annually)	8.21%	3/18/28	$897	$1,076	$1,973
Total		$495				$897	$1,076	$1,973
*	If the Fund is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Fund could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2024, such maximum potential amount for all open credit default swaps in which the Fund is the seller was $495,000.
**	The contract annual fixed rate represents the fixed rate of interest received by the Fund (as a seller of protection) or paid by the Fund (as a buyer of protection) on the notional amount of the credit default swap contract.
***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.
20
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2024
Portfolio of Investments — continued

Abbreviations:
DIP	– Debtor In Possession
EURIBOR	– Euro Interbank Offered Rate
LIBOR	– London Interbank Offered Rate
OTC	– Over-the-counter
PIK	– Payment In Kind
SOFR	– Secured Overnight Financing Rate
STACR	– Structured Agency Credit Risk
Currency Abbreviations:
EUR	– Euro
GBP	– British Pound Sterling
USD	– United States Dollar
21
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2024
Statement of Assets and Liabilities

October 31, 2024
Assets
Unaffiliated investments, at value (identified cost $516,314,365)	$518,621,354
Affiliated investments, at value (identified cost $13,381,467)	13,381,467
Cash	2,302,725
Deposits for derivatives collateral:
Futures contracts	200,000
OTC derivatives - forward foreign currency exchange contracts	340,000
Foreign currency, at value (identified cost $239,126)	239,120
Interest receivable	5,279,273
Dividends receivable from affiliated investments	66,972
Receivable for investments sold	4,572,652
Receivable for Fund shares sold	142,253
Receivable for variation margin on open futures contracts	3,742
Receivable for open forward foreign currency exchange contracts	144,629
Receivable for open swap contracts	1,973
Tax reclaims receivable	17,785
Trustees' deferred compensation plan	60,884
Total assets	$545,374,829
Liabilities
Payable for investments purchased	$9,007,660
Payable for when-issued securities	6,941,721
Payable for Fund shares redeemed	384,220
Payable for open forward foreign currency exchange contracts	384,068
Upfront receipts on open OTC swap contracts	1,076
Distributions payable	106,369
Payable to affiliates:
Investment adviser and administration fee	242,132
Distribution and service fees	10,588
Trustees' fees	2,750
Trustees' deferred compensation plan	60,884
Accrued expenses	323,611
Total liabilities	$17,465,079
Net Assets	$527,909,750
Sources of Net Assets
Paid-in capital	$766,606,459
Accumulated loss	(238,696,709)
Net Assets	$527,909,750
Class A Shares
Net Assets	$38,182,040
Shares Outstanding	3,855,287
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.90
Maximum Offering Price Per Share (100 ÷ 96.75 of net asset value per share)	$10.23
Class C Shares
Net Assets	$2,912,525
Shares Outstanding	293,861
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$9.91
22
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2024
Statement of Assets and Liabilities — continued

October 31, 2024
Class I Shares
Net Assets	$190,058,348
Shares Outstanding	19,140,646
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.93
Class R6 Shares
Net Assets	$296,756,837
Shares Outstanding	29,896,873
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.93
On sales of $100,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
23
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2024
Statement of Operations

Year Ended
October 31, 2024
Investment Income
Dividend income (net of foreign taxes withheld of $1,702)	$149,790
Dividend income from affiliated investments	1,241,215
Interest income	38,564,135
Interest income from affiliated investments	30,413
Other income	295,453
Total investment income	$40,281,006
Expenses
Investment adviser and administration fee	$2,780,466
Distribution and service fees:
Class A	99,812
Class C	32,941
Trustees’ fees and expenses	32,263
Custodian fee	253,586
Transfer and dividend disbursing agent fees	119,712
Legal and accounting services	122,719
Printing and postage	20,562
Registration fees	80,878
Miscellaneous	47,112
Total expenses	$3,590,051
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$35,581
Total expense reductions	$35,581
Net expenses	$3,554,470
Net investment income	$36,726,536
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$(4,851,384)
Futures contracts	(75,449)
Swap contracts	(645)
Foreign currency transactions	640,982
Forward foreign currency exchange contracts	(1,261,563)
Net realized loss	$(5,548,059)
Change in unrealized appreciation (depreciation):
Investments	$27,913,832
Investments - affiliated investments	(3,352)
Futures contracts	87,469
Swap contracts	1,973
Foreign currency	(10,638)
Forward foreign currency exchange contracts	(288,657)
Net change in unrealized appreciation (depreciation)	$27,700,627
Net realized and unrealized gain	$22,152,568
Net increase in net assets from operations	$58,879,104
24
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2024
Statements of Changes in Net Assets

	Year Ended October 31,
	2024	2023
Increase (Decrease) in Net Assets
From operations:
Net investment income	$36,726,536	$29,660,618
Net realized loss	(5,548,059)	(23,163,762)
Net change in unrealized appreciation (depreciation)	27,700,627	28,111,796
Net increase in net assets from operations	$58,879,104	$34,608,652
Distributions to shareholders:
Class A	$(2,979,520)	$(2,908,778)
Class C	(222,503)	(323,146)
Class I	(14,516,489)	(13,472,073)
Class R6	(21,117,665)	(13,600,022)
Total distributions to shareholders	$(38,836,177)	$(30,304,019)
Transactions in shares of beneficial interest:
Class A	$(4,232,004)	$(4,686,715)
Class C	(1,109,606)	(4,510,269)
Class I	1,814,765	(27,558,904)
Class R6	38,342,336	102,903,580
Net increase in net assets from Fund share transactions	$34,815,491	$66,147,692
Net increase in net assets	$54,858,418	$70,452,325
Net Assets
At beginning of year	$473,051,332	$402,599,007
At end of year	$527,909,750	$473,051,332
25
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2024
Financial Highlights

	Class A
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$9.50	$9.40	$10.68	$10.21	$10.76
Income (Loss) From Operations
Net investment income(1)	$0.69	$0.64	$0.47	$0.39	$0.42
Net realized and unrealized gain (loss)	0.44	0.11	(1.29)	0.49	(0.50)
Total income (loss) from operations	$1.13	$0.75	$(0.82)	$0.88	$(0.08)
Less Distributions
From net investment income	$(0.73)	$(0.65)	$(0.46)	$(0.41)	$(0.47)
Total distributions	$(0.73)	$(0.65)	$(0.46)	$(0.41)	$(0.47)
Net asset value — End of year	$9.90	$9.50	$9.40	$10.68	$10.21
Total Return(2)	12.23%	8.13%	(7.80)%	8.73%	(0.66)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$38,182	$40,738	$44,921	$61,518	$63,023
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.96%	0.96%	0.97%	0.96%	1.00%
Net expenses	0.95%(4)	0.95%(4)	0.97%(4)	0.96%	0.99%
Net investment income	7.03%	6.63%	4.66%	3.70%	4.13%
Portfolio Turnover	43%	54%	80%	76%	93%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and administrator and sub-adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its adviser and administration fee due to the Fund’s investment in the Liquidity Fund (equal to 0.01%, 0.01% and less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022, respectively).
26
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2024
Financial Highlights — continued

	Class C
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$9.51	$9.41	$10.69	$10.22	$10.77
Income (Loss) From Operations
Net investment income(1)	$0.62	$0.56	$0.35	$0.31	$0.36
Net realized and unrealized gain (loss)	0.44	0.12	(1.24)	0.49	(0.51)
Total income (loss) from operations	$1.06	$0.68	$(0.89)	$0.80	$(0.15)
Less Distributions
From net investment income	$(0.66)	$(0.58)	$(0.39)	$(0.33)	$(0.40)
Total distributions	$(0.66)	$(0.58)	$(0.39)	$(0.33)	$(0.40)
Net asset value — End of year	$9.91	$9.51	$9.41	$10.69	$10.22
Total Return(2)	11.39%	7.32%	(8.48)%	7.92%	(1.40)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,913	$3,870	$8,267	$23,956	$34,273
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.71%	1.72%	1.72%	1.71%	1.75%
Net expenses	1.70%(4)	1.71%(4)	1.72%(4)	1.71%	1.74%
Net investment income	6.29%	5.82%	3.47%	2.95%	3.45%
Portfolio Turnover	43%	54%	80%	76%	93%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and administrator and sub-adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its adviser and administration fee due to the Fund’s investment in the Liquidity Fund (equal to 0.01%, 0.01% and less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022, respectively).
27
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2024
Financial Highlights — continued

	Class I
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$9.53	$9.43	$10.71	$10.24	$10.79
Income (Loss) From Operations
Net investment income(1)	$0.72	$0.66	$0.46	$0.42	$0.45
Net realized and unrealized gain (loss)	0.44	0.12	(1.25)	0.49	(0.50)
Total income (loss) from operations	$1.16	$0.78	$(0.79)	$0.91	$(0.05)
Less Distributions
From net investment income	$(0.76)	$(0.68)	$(0.49)	$(0.44)	$(0.50)
Total distributions	$(0.76)	$(0.68)	$(0.49)	$(0.44)	$(0.50)
Net asset value — End of year	$9.93	$9.53	$9.43	$10.71	$10.24
Total Return(2)	12.49%	8.40%	(7.53)%	8.99%	(0.40)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$190,058	$180,663	$205,778	$345,990	$304,389
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.71%	0.71%	0.72%	0.71%	0.75%
Net expenses	0.70%(4)	0.70%(4)	0.72%(4)	0.71%	0.74%
Net investment income	7.27%	6.88%	4.56%	3.93%	4.38%
Portfolio Turnover	43%	54%	80%	76%	93%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and administrator and sub-adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its adviser and administration fee due to the Fund’s investment in the Liquidity Fund (equal to 0.01%, 0.01% and less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022, respectively).
28
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2024
Financial Highlights — continued

	Class R6
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$9.52	$9.42	$10.71	$10.23	$10.79
Income (Loss) From Operations
Net investment income(1)	$0.72	$0.67	$0.48	$0.42	$0.44
Net realized and unrealized gain (loss)	0.45	0.11	(1.28)	0.51	(0.50)
Total income (loss) from operations	$1.17	$0.78	$(0.80)	$0.93	$(0.06)
Less Distributions
From net investment income	$(0.76)	$(0.68)	$(0.49)	$(0.45)	$(0.50)
Total distributions	$(0.76)	$(0.68)	$(0.49)	$(0.45)	$(0.50)
Net asset value — End of year	$9.93	$9.52	$9.42	$10.71	$10.23
Total Return(2)	12.66%	8.44%	(7.58)%	9.13%	(0.47)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$296,757	$247,781	$143,633	$42,319	$3,089
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.67%	0.66%	0.66%	0.65%	0.70%
Net expenses	0.66%(4)	0.65%(4)	0.66%(4)	0.65%	0.69%
Net investment income	7.30%	6.97%	4.90%	3.90%	4.34%
Portfolio Turnover	43%	54%	80%	76%	93%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and administrator and sub-adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its adviser and administration fee due to the Fund’s investment in the Liquidity Fund (equal to 0.01%, 0.01% and less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022, respectively).
29
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2024
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Multi-Asset Credit Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Senior Loans, for which a valuation is not available or deemed unreliable, are fair valued by the investment adviser utilizing one or more of the valuation techniques described below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.
Equity Securities. Equity securities (common stocks and exchange-traded funds) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.
Derivatives. Futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.
30

Eaton Vance
Multi-Asset Credit Fund
October 31, 2024
Notes to Financial Statements — continued

Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees in connection with investments in senior floating-rate loans may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned and included in Other income on the Statement of Operations. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.
D  Federal Taxes—The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of October 31, 2024, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
F  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
G  Unfunded Loan Commitments—The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. These commitments, if any, are disclosed in the accompanying Portfolio of Investments. At October 31, 2024, the Fund had sufficient cash and/or securities to cover these commitments.
H  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
I  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
J  Forward Foreign Currency Exchange Contracts—The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the
31

Eaton Vance
Multi-Asset Credit Fund
October 31, 2024
Notes to Financial Statements — continued

underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.
K  Futures Contracts—Upon entering into a futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.
L  Credit Default Swaps—When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 8 and 11. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
M  When-Issued Securities and Delayed Delivery Transactions—The Fund may purchase securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract.
2  Distributions to Shareholders and Income Tax Information
The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (if any) are made annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended October 31, 2024 and October 31, 2023 was as follows:
	Year Ended October 31,
	2024	2023
Ordinary income	$38,836,177	$30,304,019
32

Eaton Vance
Multi-Asset Credit Fund
October 31, 2024
Notes to Financial Statements — continued

During the year ended October 31, 2024, accumulated loss was increased by $57,387 and paid-in capital was increased by $57,387 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of October 31, 2024, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 1,073,055
Deferred capital losses	(240,531,769)
Net unrealized appreciation	868,374
Distributions payable	(106,369)
Accumulated loss	$(238,696,709)
At October 31, 2024, the Fund, for federal income tax purposes, had deferred capital losses of $240,531,769 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2024, $3,555,506 are short-term and $236,976,263 are long-term.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at October 31, 2024, as determined on a federal income tax basis, were as follows:
Aggregate cost	$531,093,966
Gross unrealized appreciation	$9,189,872
Gross unrealized depreciation	(8,277,737)
Net unrealized appreciation	$912,135
3  Investment Adviser and Administration Fee and Other Transactions with Affiliates
The investment adviser and administration fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory and administrative services rendered to the Fund. The investment adviser and administration fee is computed at an annual rate as a percentage of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $1 billion	0.550%
$1 billion but less than $2.5 billion	0.530%
$2.5 billion but less than $5 billion	0.510%
$5 billion and over	0.500%
For the year ended October 31, 2024, the investment adviser and administration fee amounted to $2,780,466 or 0.55% of the Fund’s average daily net assets. Pursuant to an investment sub-advisory agreement, EVM has delegated a portion of the investment management of the Fund to Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of EVM. EVM pays EVAIL a portion of its investment adviser and administration fee for sub-advisory services provided to the Fund.
The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the "Liquidity Fund"), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of
33

Eaton Vance
Multi-Asset Credit Fund
October 31, 2024
Notes to Financial Statements — continued

Morgan Stanley. The investment adviser and administration fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended October 31, 2024, the investment adviser and administration fee paid was reduced by $35,581 relating to the Fund's investment in the Liquidity Fund.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2024, EVM earned $7,303 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $412 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2024. EVD also received distribution and service fees from Class A and Class C shares (see Note 5) and contingent deferred sales charges (see Note 6).
Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Fund are officers of EVM.
4  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, for the year ended October 31, 2024 were as follows:
	Purchases	Sales
Investments (non-U.S. Government)	$265,383,189	$208,772,508
U.S. Government and Agency Securities	2,330,956	—
	$267,714,145	$208,772,508
5  Distribution Plans
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2024 amounted to $99,812 for Class A shares.
The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2024, the Fund paid or accrued to EVD $24,706 for Class C shares.
Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2024 amounted to $8,235 for Class C shares.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
6  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 0.75% CDSC if redeemed within 12 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2024, the Fund was informed that EVD received no CDSCs paid by Class A and Class C shareholders.
34

Eaton Vance
Multi-Asset Credit Fund
October 31, 2024
Notes to Financial Statements — continued

7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions, were as follows:
	Year Ended October 31, 2024		Year Ended October 31, 2023
	Shares	Amount	Shares	Amount
Class A
Sales	258,904	$ 2,549,494	491,044	$ 4,697,337
Issued to shareholders electing to receive payments of distributions in Fund shares	261,406	2,572,387	263,567	2,529,515
Redemptions	(951,993)	(9,353,885)	(1,244,833)	(11,913,567)
Net decrease	(431,683)	$(4,232,004)	(490,222)	$ (4,686,715)
Class C
Sales	37,877	$ 373,128	19,519	$ 187,835
Issued to shareholders electing to receive payments of distributions in Fund shares	22,186	218,418	32,545	312,531
Redemptions	(173,131)	(1,701,152)	(523,577)	(5,010,635)
Net decrease	(113,068)	$(1,109,606)	(471,513)	$ (4,510,269)
Class I
Sales	2,624,135	$25,855,168	2,693,183	$ 25,833,259
Issued to shareholders electing to receive payments of distributions in Fund shares	1,428,292	14,094,276	1,367,503	13,159,874
Redemptions	(3,874,153)	(38,134,679)	(6,925,581)	(66,552,037)
Net increase (decrease)	178,274	$ 1,814,765	(2,864,895)	$(27,558,904)
Class R6
Sales	3,841,075	$37,984,472	10,881,327	$103,837,241
Issued to shareholders electing to receive payments of distributions in Fund shares	2,088,257	20,608,610	1,393,936	13,411,166
Redemptions	(2,049,974)	(20,250,746)	(1,497,869)	(14,344,827)
Net increase	3,879,358	$38,342,336	10,777,394	$102,903,580
At October 31, 2024, donor advised and pooled income funds (established and maintained by a public charity) managed by EVM owned in the aggregate 22.0% of the value of the outstanding shares of the Fund.
8  Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2024 is included in the Portfolio of Investments. At October 31, 2024, the Fund had sufficient cash and/or securities to cover commitments under these contracts.
In the normal course of pursuing its investment objective, the Fund is subject to the following risks:
Credit Risk: The Fund enters into credit default swap contracts to enhance total return and/or as a substitute for the purchase of securities.
35

Eaton Vance
Multi-Asset Credit Fund
October 31, 2024
Notes to Financial Statements — continued

Foreign Exchange Risk: Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund enters into forward foreign currency exchange contracts.
Interest Rate Risk: During the year ended October 31, 2024, the Fund entered into U.S. Treasury futures contracts to change the effective duration of its portfolio.
The Fund enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund's net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2024, the fair value of derivatives with credit-related contingent features in a net liability position was $384,068. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $340,000 at October 31, 2024.
The OTC derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.
The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2024 was as follows:
	Fair Value
Statement of Assets and Liabilities Caption	Credit	Foreign Exchange	Interest Rate	Total
Accumulated loss*	$ —	$ —	$87,469	$87,469
Receivable for open forward foreign currency exchange contracts	—	144,629	—	144,629
Receivable for open swap contracts; Upfront receipts on open OTC swap contracts	897	—	—	897
Total Asset Derivatives	$897	$144,629	$87,469	$232,995
Derivatives not subject to master netting or similar agreements	$ —	$ —	$87,469	$87,469
Total Asset Derivatives subject to master netting or similar agreements	$897	$144,629	$ —	$145,526
Payable for open forward foreign currency exchange contracts	$ —	$(384,068)	$ —	$(384,068)
Total Liability Derivatives subject to master netting or similar agreements	$ —	$(384,068)	$ —	$(384,068)
*	Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
36

Eaton Vance
Multi-Asset Credit Fund
October 31, 2024
Notes to Financial Statements — continued

The Fund’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets and pledged by the Fund for such liabilities as of October 31, 2024.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
Goldman Sachs International	$4,422	$ —	$ —	$ —	$4,422
State Street Bank and Trust Company	141,104	(141,104)	—	—	—
	$145,526	$(141,104)	$—	$—	$4,422

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)
Citibank, N.A.	$(6,805)	$ —	$ —	$ —	$(6,805)
State Street Bank and Trust Company	(377,263)	141,104	—	236,159	—
	$(384,068)	$141,104	$ —	$236,159	$(6,805)
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2024 was as follows:
Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate	Total
Net realized gain (loss):
Futures contracts	$ —	$ —	$(75,449)	$(75,449)
Swap contracts	(645)	—	—	(645)
Forward foreign currency exchange contracts	—	(1,261,563)	—	(1,261,563)
Total	$(645)	$(1,261,563)	$(75,449)	$(1,337,657)
Change in unrealized appreciation (depreciation):
Futures contracts	$ —	$ —	$87,469	$87,469
Swap contracts	1,973	—	—	1,973
Forward foreign currency exchange contracts	—	(288,657)	—	(288,657)
Total	$1,973	$(288,657)	$87,469	$(199,215)
37

Eaton Vance
Multi-Asset Credit Fund
October 31, 2024
Notes to Financial Statements — continued

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2024, which are indicative of the volume of these derivative types, were approximately as follows:
Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Swap Contracts
$837,000	$74,408,000	$54,000
*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.
9  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 21, 2025. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings generally at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2024, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund had no borrowings pursuant to its line of credit during the year ended October 31, 2024.
10  Affiliated Investments
At October 31, 2024, the value of the Fund's investment in issuers and funds that may be deemed to be affiliated was $13,381,467, which represents 2.5% of the Fund's net assets. Transactions in such investments by the Fund for the year ended October 31, 2024 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/ Shares, end of period
Commercial Mortgage-Backed Securities
Morgan Stanley Capital I Trust, Series 2019-BPR, Class A, 7.32%, (1 mo. SOFR + 1.992%), 5/15/36	$ 366,998	$ —	$ (378,948)	$ —	$(3,352)	$ —	$ 30,413	—
Short-Term Investments
Liquidity Fund	45,142,813	214,675,702	(246,437,048)	—	—	13,381,467	1,241,215	13,381,467
Total				$ —	$(3,352)	$13,381,467	$1,271,628
11  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
38

Eaton Vance
Multi-Asset Credit Fund
October 31, 2024
Notes to Financial Statements — continued

At October 31, 2024, the hierarchy of inputs used in valuing the Fund's investments and open derivative instruments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3*	Total
Asset-Backed Securities	$ —	$ 36,151,893	$ —	$ 36,151,893
Collateralized Mortgage Obligations	—	11,927,148	—	11,927,148
Commercial Mortgage-Backed Securities	—	8,644,311	—	8,644,311
Common Stocks	—	365,262	2,159,241	2,524,503
Convertible Bonds	—	2,126,323	—	2,126,323
Corporate Bonds	—	276,672,904	—	276,672,904
Exchange-Traded Funds	2,966,687	—	—	2,966,687
Preferred Stocks	1,027,364	—	—	1,027,364
Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	—	176,205,363	—	176,205,363
Miscellaneous	—	18,112	0	18,112
Short-Term Investments:
Affiliated Fund	13,381,467	—	—	13,381,467
U.S. Treasury Obligations	—	356,746	—	356,746
Total Investments	$17,375,518	$512,468,062	$2,159,241	$532,002,821
Forward Foreign Currency Exchange Contracts	$ —	$ 144,629	$ —	$ 144,629
Futures Contracts	87,469	—	—	87,469
Swap Contracts	—	897	—	897
Total	$17,462,987	$512,613,588	$2,159,241	$532,235,816
Liability Description
Forward Foreign Currency Exchange Contracts	$ —	$ (384,068)	$ —	$ (384,068)
Total	$ —	$ (384,068)	$ —	$ (384,068)
*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2024 is not presented.
12  Risks and Uncertainties
Credit Risk
Investments in debt obligations rated below investment grade and comparable unrated securities, including loans, have greater credit risk than investment grade securities. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs.
39

Eaton Vance
Multi-Asset Credit Fund
October 31, 2024
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Multi-Asset Credit Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Multi-Asset Credit Fund (the "Fund") (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2024, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 18, 2024
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
40

Eaton Vance
Multi-Asset Credit Fund
October 31, 2024
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2025 will show the tax status of all distributions paid to your account in calendar year 2024. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and 163(j) interest dividends.
Qualified Dividend Income. For the fiscal year ended October 31, 2024, the Fund designates approximately $95,960, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
163(j) Interest Dividends. For the fiscal year ended October 31, 2024, the Fund designates 53.30% of distributions from net investment income as a 163(j) interest dividend.
41

Eaton Vance
Multi-Asset Credit Fund
October 31, 2024
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 6, 2024, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised of all of the Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings held between April and June 2024, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios, and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other funds, collective investment trusts and institutional accounts) with the same or substantially similar investment objective as the fund and with a significant overlap in holdings based on criteria set by the Board, if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used by the adviser to determine the value of fund assets, including, when necessary, the determination of “fair value” by the adviser in its role as each funds’ valuation designee and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
1    Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report. Eaton Vance Management and Boston Management and Research are referred to collectively as the “adviser.”
42

Eaton Vance
Multi-Asset Credit Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other funds and investment accounts, as applicable;
•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The personal trading codes of ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, including descriptions of their various compliance programs and their record of compliance and remediation;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund;
• A description of the adviser’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost, and character of the administrative and other non-investment advisory services provided by the adviser and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule), and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates, and other relevant matters;
• The risks that the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 6, 2024 meeting, the Board and its committees received information from portfolio managers and other investment professionals of the adviser and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Board and its committees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the funds, and received and participated in reports and presentations provided by the adviser and sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular video or telephone conferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Kirkland & Ellis LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory and administrative agreement between Eaton Vance Multi-Asset Credit Fund (the “Fund”) and Eaton Vance Management (the “Adviser”), and the sub-advisory agreement between the Adviser and Eaton Vance Advisers
43

Eaton Vance
Multi-Asset Credit Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

International Ltd. (the “Sub-adviser”), an affiliate of the Adviser, with respect to the Fund, including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contracts Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and administrative agreement and the sub-advisory agreement for the Fund.
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory and administrative agreement and the sub-advisory agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.
The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education and experience of the investment professionals who provide services to the Fund, including recent changes to such personnel. Regarding the Adviser, the Board considered the Adviser’s responsibilities with respect to oversight of the Sub-adviser and coordinating activities in implementing the investment strategies of the Fund. With respect to the Sub-adviser, the Board considered the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement. The Board also considered the abilities and experience of the Adviser’s and the Sub-adviser’s investment professionals in analyzing factors relevant to investing in credit-related investments, including fixed income, variable-rate, and floating-rate debt investments as well as derivatives that provide exposure to such investments. The Board considered the international investment capabilities of the Sub-adviser, which is based in London, and the benefits to the Fund of having portfolio management services involving investments in international equities provided by investment professionals located abroad. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.
The Board considered the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, compliance with policies and procedures, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered relevant examinations of the Adviser and its affiliates by regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by the Adviser and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and administrative agreement and the sub-advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and a custom peer group of similarly managed funds. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2023. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group and consistent with the median performance of the Fund’s custom peer group for the three-year period. The Board also noted that the performance of the Fund was lower than its primary benchmark and custom benchmark indexes for the three-year period. The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2023, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds. The Board also received and considered information about the services offered and the fee rates charged by the Adviser and/or Sub-adviser to other types of accounts with the same or substantially similar investment objective as the Fund and with a significant overlap in holdings based on criteria set by the Board. For any such type of account, the Board received information about the differences in the nature and scope of services the Adviser and/or Sub-adviser provide to the Fund as compared to other type of account and the material differences in compliance, reporting and other legal burdens and risks to the Adviser and/or Sub-adviser as between the Fund and other type of account. The Board also considered that the management fees paid by the Fund are for services that are in addition to, and are not duplicative of, services provided under the advisory contract(s) of the exchange traded funds in which the Fund may invest.
44

Eaton Vance
Multi-Asset Credit Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by the Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are not excessive.
The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates, including the Sub-adviser, in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser or the Sub-adviser as a result of securities transactions effected for the Fund and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. To assist in the evaluation of the sharing of any economies of scale, the Board received data showing for recent years, asset levels, Adviser profitability and total expense ratios. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.
45

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EAAMX-NCSR    10.31.24

Eaton Vance
Short Duration High Income Fund
Annual Financial Statements and
Additional Information
October 31, 2024

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the prospectus and/or statement of additional information, which can be obtained by calling 1-800-262-1122 or from a financial intermediary. Prospective investors should read the prospectus carefully before investing.

Annual Financial Statements and Additional Information October 31, 2024
Eaton Vance
Short Duration High Income Fund

Eaton Vance
Short Duration High Income Fund
October 31, 2024
Portfolio of Investments

Common Stocks — 0.0%(1)
Security	Shares	Value
Healthcare — 0.0%(1)
Endo, Inc.(2)	2,555	$ 65,177
Total Common Stocks (identified cost $54,142)		$ 65,177

Convertible Bonds — 1.2%
Security	Principal Amount* (000's omitted)		Value
Homebuilders & Real Estate — 0.4%
HAT Holdings I LLC/HAT Holdings II LLC, 0.00%, 5/1/25(3)		200	$ 213,600
Pebblebrook Hotel Trust, 1.75%, 12/15/26		125	114,088
			$ 327,688
Technology — 0.5%
ams-OSRAM AG, 0.00%, 3/5/25(4)	EUR	400	$ 424,222
			$ 424,222
Utility — 0.3%
NextEra Energy Partners LP, 2.50%, 6/15/26(3)		279	$ 262,342
			$ 262,342
Total Convertible Bonds (identified cost $996,982)			$ 1,014,252

Corporate Bonds — 77.3%
Security	Principal Amount* (000's omitted)	Value
Aerospace — 3.1%
Bombardier, Inc., 7.875%, 4/15/27(3)	726	$ 727,885
Rolls-Royce PLC, 3.625%, 10/14/25(3)	590	583,575
Science Applications International Corp., 4.875%, 4/1/28(3)	250	245,450
TransDigm, Inc.:
4.625%, 1/15/29	1,085	1,031,376
6.375%, 3/1/29(3)	100	101,629
		$ 2,689,915
Air Transportation — 1.4%
Air Canada, 3.875%, 8/15/26(3)	150	$ 145,229
Air Canada Pass-Through Trust, 10.50%, 7/15/26(3)	250	267,955
Security	Principal Amount* (000's omitted)	Value
Air Transportation (continued)
Delta Air Lines, Inc., 7.375%, 1/15/26	400	$ 410,104
VistaJet Malta Finance PLC/Vista Management Holding, Inc., 9.50%, 6/1/28(3)	341	335,357
		$ 1,158,645
Automotive & Auto Parts — 2.2%
Belron U.K. Finance PLC, 5.75%, 10/15/29(3)	324	$ 324,878
Clarios Global LP/Clarios U.S. Finance Co., 8.50%, 5/15/27(3)	750	755,414
Goodyear Tire & Rubber Co., 5.00%, 5/31/26	518	509,511
Real Hero Merger Sub 2, Inc., 6.25%, 2/1/29(3)	338	295,545
		$ 1,885,348
Broadcasting — 0.8%
Playtika Holding Corp., 4.25%, 3/15/29(3)	350	$ 316,111
Townsquare Media, Inc., 6.875%, 2/1/26(3)	362	360,984
		$ 677,095
Building Materials — 2.5%
Advanced Drainage Systems, Inc., 5.00%, 9/30/27(3)	300	$ 294,836
AmeriTex HoldCo Intermediate LLC, 10.25%, 10/15/28(3)	250	263,360
CP Atlas Buyer, Inc., 7.00%, 12/1/28(3)	331	303,310
Standard Industries, Inc., 5.00%, 2/15/27(3)	883	865,358
Summit Materials LLC/Summit Materials Finance Corp., 6.50%, 3/15/27(3)	430	430,752
		$ 2,157,616
Cable & Satellite TV — 2.6%
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125%, 5/1/27(3)	665	$ 651,652
5.50%, 5/1/26(3)	577	575,521
Directv Financing LLC/Directv Financing Co-Obligor, Inc., 5.875%, 8/15/27(3)	1,055	1,016,958
		$ 2,244,131
Capital Goods — 1.6%
Calderys Financing II LLC, 11.75%, (11.75% cash or 12.50% PIK), 6/1/28(3)(5)	230	$ 232,829
ESAB Corp., 6.25%, 4/15/29(3)	369	375,959
Madison IAQ LLC, 5.875%, 6/30/29(3)	417	395,915
Patrick Industries, Inc., 7.50%, 10/15/27(3)	400	399,500
		$ 1,404,203
Chemicals — 2.3%
Compass Minerals International, Inc., 6.75%, 12/1/27(3)	258	$ 254,556

1
See Notes to Financial Statements.

Eaton Vance
Short Duration High Income Fund
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Chemicals (continued)
International Flavors & Fragrances, Inc., 1.23%, 10/1/25(3)		210	$ 203,078
NOVA Chemicals Corp., 5.00%, 5/1/25(3)		800	797,274
SNF Group SACA, 3.125%, 3/15/27(3)		500	476,117
WR Grace Holdings LLC, 4.875%, 6/15/27(3)		216	212,217
			$ 1,943,242
Consumer Products — 1.0%
Spectrum Brands, Inc., 3.875%, 3/15/31(3)		940	$ 827,771
			$ 827,771
Containers — 2.9%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC:
3.00%, 9/1/29(4)	EUR	100	$ 94,684
4.00%, 9/1/29(3)		278	244,127
Berry Global, Inc., 4.50%, 2/15/26(3)		610	602,350
Canpack SA/Canpack U.S. LLC, 3.125%, 11/1/25(3)		400	387,910
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 2/1/26		500	496,745
Trivium Packaging Finance BV, 5.50%, 8/15/26(3)		630	625,043
			$ 2,450,859
Diversified Financial Services — 2.6%
Cargo Aircraft Management, Inc., 4.75%, 2/1/28(3)		352	$ 336,179
Castlelake Aviation Finance DAC, 5.00%, 4/15/27(3)		630	634,218
Hightower Holding LLC, 6.75%, 4/15/29(3)		424	417,803
Macquarie Airfinance Holdings Ltd.:
6.40%, 3/26/29(3)		70	72,196
8.375%, 5/1/28(3)		279	293,522
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.875%, 10/15/26(3)		542	516,239
			$ 2,270,157
Diversified Media — 1.5%
Arches Buyer, Inc.:
4.25%, 6/1/28(3)		200	$ 183,610
6.125%, 12/1/28(3)		200	176,250
Cars.com, Inc., 6.375%, 11/1/28(3)		390	389,189
Clear Channel Outdoor Holdings, Inc.:
5.125%, 8/15/27(3)		250	242,618
7.75%, 4/15/28(3)		350	311,890
			$ 1,303,557
Security	Principal Amount* (000's omitted)	Value
Energy — 6.6%
Aethon United BR LP/Aethon United Finance Corp., 7.50%, 10/1/29(3)	425	$ 428,238
CITGO Petroleum Corp., 6.375%, 6/15/26(3)	537	537,966
Civitas Resources, Inc., 5.00%, 10/15/26(3)	700	688,057
EQM Midstream Partners LP, 7.50%, 6/1/27(3)	500	511,602
Expand Energy Corp., 5.70%, 1/23/25	200	199,825
Genesis Energy LP/Genesis Energy Finance Corp., 7.75%, 2/1/28	500	505,385
Nabors Industries, Inc., 7.375%, 5/15/27(3)	300	300,461
Permian Resources Operating LLC, 5.375%, 1/15/26(3)	453	451,155
Precision Drilling Corp., 7.125%, 1/15/26(3)	272	271,820
Sunoco LP, 7.00%, 5/1/29(3)	500	516,189
Venture Global LNG, Inc.:
8.125%, 6/1/28(3)	1,050	1,090,412
9.50%, 2/1/29(3)	165	182,478
		$ 5,683,588
Entertainment & Film — 0.5%
Cinemark USA, Inc., 5.25%, 7/15/28(3)	444	$ 436,135
		$ 436,135
Environmental — 2.0%
Clean Harbors, Inc., 4.875%, 7/15/27(3)	224	$ 220,776
GFL Environmental, Inc., 3.75%, 8/1/25(3)	1,190	1,179,115
Reworld Holding Corp., 4.875%, 12/1/29(3)	350	327,215
		$ 1,727,106
Food, Beverage & Tobacco — 2.5%
CD&R Smokey Buyer, Inc./Radio Systems Corp., 9.50%, 10/15/29(3)	210	$ 212,976
Chobani Holdco II LLC, 8.75%, (8.75% cash or 9.50% PIK), 10/1/29(3)(5)	390	403,317
Darling Ingredients, Inc., 5.25%, 4/15/27(3)	600	594,757
Performance Food Group, Inc., 5.50%, 10/15/27(3)	400	396,930
Triton Water Holdings, Inc., 6.25%, 4/1/29(3)	260	257,101
U.S. Foods, Inc., 6.875%, 9/15/28(3)	230	236,707
		$ 2,101,788
Gaming — 3.2%
Caesars Entertainment, Inc., 8.125%, 7/1/27(3)	129	$ 131,611
Churchill Downs, Inc., 5.50%, 4/1/27(3)	700	696,350
Genting New York LLC/GENNY Capital, Inc., 7.25%, 10/1/29(3)	430	436,807
International Game Technology PLC, 5.25%, 1/15/29(3)	200	196,650
Light & Wonder International, Inc., 7.00%, 5/15/28(3)	400	402,008

2
See Notes to Financial Statements.

Eaton Vance
Short Duration High Income Fund
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)	Value
Gaming (continued)
MGM Resorts International, 4.625%, 9/1/26	352	$ 349,089
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 5/15/27(3)	500	496,654
		$ 2,709,169
Healthcare — 5.6%
AMN Healthcare, Inc., 4.625%, 10/1/27(3)	276	$ 266,171
CHS/Community Health Systems, Inc.:
6.00%, 1/15/29(3)	500	471,393
6.875%, 4/15/29(3)	200	169,111
Heartland Dental LLC/Heartland Dental Finance Corp., 10.50%, 4/30/28(3)	500	532,702
IQVIA, Inc., 5.00%, 10/15/26(3)	500	494,982
LifePoint Health, Inc.:
4.375%, 2/15/27(3)	300	291,113
5.375%, 1/15/29(3)	500	458,116
Medline Borrower LP, 5.25%, 10/1/29(3)	419	406,206
P&L Development LLC/PLD Finance Corp.:
7.75%, 11/15/25(3)	58	58,443
12.00%, (9.00% cash and 3.50% PIK or 12.00% cash), 5/15/29(3)(5)	191	192,293
Team Health Holdings, Inc., 13.50%, (9.00% cash and 4.50% PIK), 6/30/28(3)(5)	230	259,325
Tenet Healthcare Corp., 6.25%, 2/1/27	430	430,679
Teva Pharmaceutical Finance Netherlands III BV, 7.125%, 1/31/25	460	459,956
U.S. Acute Care Solutions LLC, 9.75%, 5/15/29(3)	274	279,816
		$ 4,770,306
Homebuilders & Real Estate — 3.9%
Brundage-Bone Concrete Pumping Holdings, Inc., 6.00%, 2/1/26(3)	271	$ 269,920
Cushman & Wakefield U.S. Borrower LLC, 6.75%, 5/15/28(3)	254	255,603
HAT Holdings I LLC/HAT Holdings II LLC:
3.375%, 6/15/26(3)	342	330,480
8.00%, 6/15/27(3)	200	209,751
Pebblebrook Hotel LP/PEB Finance Corp., 6.375%, 10/15/29(3)	70	69,965
RLJ Lodging Trust LP, 3.75%, 7/1/26(3)	675	654,416
Starwood Property Trust, Inc., 3.75%, 12/31/24(3)	964	962,139
VICI Properties LP/VICI Note Co., Inc., 3.50%, 2/15/25(3)	619	615,444
		$ 3,367,718
Security	Principal Amount* (000's omitted)	Value
Insurance — 2.5%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(3)	1,019	$ 1,016,091
AssuredPartners, Inc., 5.625%, 1/15/29(3)	600	568,330
Jones Deslauriers Insurance Management, Inc., 10.50%, 12/15/30(3)	500	539,042
		$ 2,123,463
Leisure — 7.7%
Carnival Corp.:
6.00%, 5/1/29(3)	548	$ 549,272
7.625%, 3/1/26(3)	800	806,094
Life Time, Inc., 8.00%, 4/15/26(3)	845	849,676
Motion Bondco DAC, 6.625%, 11/15/27(3)	255	241,888
NCL Corp. Ltd.:
5.875%, 3/15/26(3)	1,397	1,396,345
5.875%, 2/15/27(3)	300	299,891
7.75%, 2/15/29(3)	165	175,176
Royal Caribbean Cruises Ltd.:
5.375%, 7/15/27(3)	601	600,274
5.50%, 8/31/26(3)	466	466,816
Speedway Motorsports LLC/Speedway Funding II, Inc., 4.875%, 11/1/27(3)	450	440,162
Viking Cruises Ltd., 6.25%, 5/15/25(3)	727	727,728
		$ 6,553,322
Metals & Mining — 1.7%
Arsenal AIC Parent LLC, 11.50%, 10/1/31(3)	477	$ 531,373
First Quantum Minerals Ltd., 9.375%, 3/1/29(3)	275	292,711
Hudbay Minerals, Inc., 4.50%, 4/1/26(3)	400	395,378
New Gold, Inc., 7.50%, 7/15/27(3)	210	213,547
		$ 1,433,009
Paper — 0.1%
Enviva Partners LP/Enviva Partners Finance Corp., 6.50%, 1/15/26(3)(6)	273	$ 69,615
		$ 69,615
Publishing & Printing — 0.6%
McGraw-Hill Education, Inc., 5.75%, 8/1/28(3)	504	$ 494,492
		$ 494,492
Restaurant — 0.4%
Sizzling Platter LLC/Sizzling Platter Finance Corp., 8.50%, 11/28/25(3)	325	$ 325,690
		$ 325,690

3
See Notes to Financial Statements.

Eaton Vance
Short Duration High Income Fund
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)	Value
Services — 5.1%
Adtalem Global Education, Inc., 5.50%, 3/1/28(3)	550	$ 538,990
Allied Universal Holdco LLC/Allied Universal Finance Corp.:
6.00%, 6/1/29(3)	285	261,058
9.75%, 7/15/27(3)	350	351,086
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL, 4.625%, 6/1/28(3)	200	187,465
BCPE Empire Holdings, Inc., 7.625%, 5/1/27(3)	358	360,483
Korn Ferry, 4.625%, 12/15/27(3)	664	648,003
Neptune Bidco U.S., Inc., 9.29%, 4/15/29(3)	139	129,997
Specialty Building Products Holdings LLC/SBP Finance Corp., 7.75%, 10/15/29(3)	229	233,759
WASH Multifamily Acquisition, Inc., 5.75%, 4/15/26(3)	850	848,786
WESCO Distribution, Inc., 6.375%, 3/15/29(3)	131	133,834
White Cap Parent LLC, 8.25%, (8.25% cash or 9.00% PIK), 3/15/26(3)(5)	700	701,313
		$ 4,394,774
Steel — 0.6%
Allegheny Ludlum LLC, 6.95%, 12/15/25	515	$ 524,678
		$ 524,678
Super Retail — 2.8%
Asbury Automotive Group, Inc., 4.50%, 3/1/28	360	$ 347,827
Bath & Body Works, Inc., 9.375%, 7/1/25(3)	309	316,817
Evergreen AcqCo 1 LP/TVI, Inc., 9.75%, 4/26/28(3)	424	446,554
Hanesbrands, Inc., 4.875%, 5/15/26(3)	518	512,219
Kohl's Corp., 4.25%, 7/17/25	270	266,767
NMG Holding Co., Inc./Neiman Marcus Group LLC, 8.50%, 10/1/28(3)	356	362,268
William Carter Co., 5.625%, 3/15/27(3)	185	184,082
		$ 2,436,534
Technology — 1.8%
Gen Digital, Inc.:
5.00%, 4/15/25(3)	322	$ 321,359
6.75%, 9/30/27(3)	500	508,992
PTC, Inc., 3.625%, 2/15/25(3)	336	334,311
Seagate HDD Cayman, 4.75%, 1/1/25	410	408,889
		$ 1,573,551
Telecommunications — 1.9%
Connect Finco SARL/Connect U.S. Finco LLC, 9.00%, 9/15/29(3)	315	$ 299,596
Iliad Holding SASU, 6.50%, 10/15/26(3)	705	711,184
Security	Principal Amount* (000's omitted)	Value
Telecommunications (continued)
Viasat, Inc., 5.625%, 9/15/25(3)	300	$ 296,381
Zegona Finance PLC, 8.625%, 7/15/29(3)	295	312,331
		$ 1,619,492
Transport Excluding Air & Rail — 0.3%
Seaspan Corp., 5.50%, 8/1/29(3)	300	$ 285,642
		$ 285,642
Utility — 3.0%
Atlantica Sustainable Infrastructure PLC, 4.125%, 6/15/28(3)	200	$ 190,844
Calpine Corp.:
5.125%, 3/15/28(3)	250	244,565
5.25%, 6/1/26(3)	117	116,301
Ferrellgas LP/Ferrellgas Finance Corp., 5.375%, 4/1/26(3)	400	397,520
NRG Energy, Inc., 10.25% to 3/15/28(3)(7)(8)	172	189,971
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.875%, 3/1/27	200	199,902
Vistra Operations Co. LLC:
5.50%, 9/1/26(3)	868	865,923
5.625%, 2/15/27(3)	346	345,324
		$ 2,550,350
Total Corporate Bonds (identified cost $65,526,414)		$66,192,961

Exchange-Traded Funds — 2.0%
Security	Shares	Value
Fixed Income Funds — 2.0%
iShares 0-5 Year High Yield Corporate Bond ETF	39,767	$ 1,708,788
Total Exchange-Traded Funds (identified cost $1,706,402)		$ 1,708,788

Preferred Stocks — 0.9%
Security	Principal Amount/ Shares	Value
Services — 0.9%
WESCO International, Inc., Series A, 10.625% to 6/22/25(8)	29,960	$ 778,960
Total Preferred Stocks (identified cost $772,416)		$ 778,960

4
See Notes to Financial Statements.

Eaton Vance
Short Duration High Income Fund
October 31, 2024
Portfolio of Investments — continued

Senior Floating-Rate Loans — 14.1%(9)
Borrower/Description	Principal Amount (000's omitted)	Value
Automotive & Auto Parts — 0.2%
Clarios Global LP, Term Loan, 7.185%, (SOFR + 2.50%), 5/6/30	$200	$ 200,458
		$ 200,458
Broadcasting — 0.0%
ABG Intermediate Holdings 2 LLC, Term Loan, 12/21/28(10)	$29	$ 29,270
		$ 29,270
Building Materials — 0.4%
Associated Materials, Inc., Term Loan, 10.685%, (SOFR + 6.00%), 3/8/29	$319	$ 312,800
		$ 312,800
Capital Goods — 0.3%
EMRLD Borrower LP, Term Loan, 7.557%, (SOFR + 2.50%), 5/31/30	$273	$ 272,768
		$ 272,768
Energy — 0.5%
Epic Y-Grade Services LP, Term Loan, 10.601%, (SOFR + 5.75%), 6/29/29	$427	$ 427,100
		$ 427,100
Food, Beverage & Tobacco — 0.4%
Triton Water Holdings, Inc., Term Loan, 8.115%, (SOFR + 3.25%), 3/31/28	$351	$ 351,612
		$ 351,612
Gaming — 1.8%
Caesars Entertainment, Inc., Term Loan, 7.435%, (SOFR + 2.75%), 2/6/31	$995	$ 997,332
Spectacle Gary Holdings LLC, Term Loan, 9.035%, (SOFR + 4.25%), 12/11/28	559	556,235
		$ 1,553,567
Healthcare — 2.6%
athenahealth Group, Inc., Term Loan, 7.935%, (SOFR + 3.25%), 2/15/29	$396	$ 395,366
Endo Luxembourg Finance Co. I SARL, Term Loan, 9.245%, (SOFR + 4.50%), 4/23/31	550	551,238
Borrower/Description	Principal Amount (000's omitted)	Value
Healthcare (continued)
Jazz Financing Lux SARL, Term Loan, 6.935%, (SOFR + 2.25%), 5/5/28	$562	$ 562,798
Pluto Acquisition I, Inc.:
Term Loan, 10.253%, (SOFR + 5.50%), 6/20/28	68	68,609
Term Loan - Second Lien, 9.132%, (SOFR + 4.00%), 9/20/28	219	202,243
Team Health Holdings, Inc., Term Loan, 9.836%, (SOFR + 5.25%), 3/2/27(11)	406	398,740
		$ 2,178,994
Insurance — 1.2%
Truist Insurance Holdings LLC, Term Loan - Second Lien, 9.354%, (SOFR + 4.75%), 5/6/32	$978	$ 993,892
		$ 993,892
Leisure — 0.4%
Peloton Interactive, Inc., Term Loan, 10.685%, (SOFR + 6.00%), 5/23/29	$351	$ 356,533
		$ 356,533
Paper — 0.2%
Enviva Partners LP/Fin C:
DIP Loan, 11.025%, (SOFR + 8.00%), 12/13/24(12)	$91	$ 93,164
Term Loan, 12.804%, (SOFR + 8.00%), 12/13/24	55	88,619
		$ 181,783
Restaurant — 0.9%
Dave & Buster's, Inc., Term Loan, 7.875%, (SOFR + 3.25%), 6/29/29	$762	$ 762,029
		$ 762,029
Services — 1.0%
AlixPartners LLP, Term Loan, 7.30%, (SOFR + 2.50%), 2/4/28	$864	$ 866,301
		$ 866,301
Super Retail — 2.7%
Hanesbrands, Inc., Term Loan, 8.435%, (SOFR + 3.75%), 3/8/30	$107	$ 107,812
Mavis Tire Express Services Corp., Term Loan, 8.185%, (SOFR + 3.50%), 5/4/28	859	862,095
Petco Health & Wellness Co., Inc., Term Loan, 8.115%, (SOFR + 3.25%), 3/3/28	251	239,559
PetSmart, Inc., Term Loan, 8.535%, (SOFR + 3.75%), 2/11/28	1,054	1,048,598
		$ 2,258,064

5
See Notes to Financial Statements.

Eaton Vance
Short Duration High Income Fund
October 31, 2024
Portfolio of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Technology — 1.5%
Cloud Software Group, Inc., Term Loan, 8.604%, (SOFR + 4.00%), 3/30/29	$349	$ 349,387
Fortress Intermediate 3, Inc., Term Loan, 8.435%, (SOFR + 3.75%), 6/27/31	645	645,605
Riverbed Technology, Inc., Term Loan, 9.104%, (SOFR + 4.50%), 7.104% cash, 2.00% PIK, 7/1/28	22	13,479
Travelport Finance (Luxembourg) SARL, Term Loan, 12.855%, (SOFR + 8.26%), 9/30/28	356	305,475
		$ 1,313,946
Total Senior Floating-Rate Loans (identified cost $12,008,840)		$12,059,117

Miscellaneous — 0.0%
Security	Principal Amount	Value
Healthcare — 0.0%
Endo Design LLC, Escrow Certificates(2)(13)	$260,000	$ 0
Total Miscellaneous (identified cost $0)		$ 0

Short-Term Investments — 1.5%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.78%(14)	1,266,298	$ 1,266,298
Total Short-Term Investments (identified cost $1,266,298)		$ 1,266,298
Total Investments — 97.0% (identified cost $82,331,494)		$83,085,553
Less Unfunded Loan Commitments — (0.0)%(1)		$ (18,178)
Net Investments — 97.0% (identified cost $82,313,316)		$83,067,375
Other Assets, Less Liabilities — 3.0%		$ 2,583,168
Net Assets — 100.0%		$85,650,543
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
*	In U.S. dollars unless otherwise indicated.
(1)	Amount is less than 0.05% or (0.05)%, as applicable.
(2)	Non-income producing security.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2024, the aggregate value of these securities is $60,433,486 or 70.6% of the Fund's net assets.
(4)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2024, the aggregate value of these securities is $518,906 or 0.6% of the Fund's net assets.
(5)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.
(6)	Issuer is in default with respect to interest and/or principal payments or has declared bankruptcy and is non-income producing.
(7)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(8)	Security converts to variable rate after the indicated fixed-rate coupon period.
(9)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(10)	This Senior Loan will settle after October 31, 2024, at which time the interest rate will be determined.
(11)	The stated interest rate represents the weighted average interest rate at October 31, 2024 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.
(12)	Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. At October 31, 2024, the total value of unfunded loan commitments is $18,633. See Note 1G for description.
(13)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 10).
(14)	May be deemed to be an affiliated investment company (see Note 9). The rate shown is the annualized seven-day yield as of October 31, 2024.

6
See Notes to Financial Statements.

Eaton Vance
Short Duration High Income Fund
October 31, 2024
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	248,201	EUR	228,600	State Street Bank and Trust Company	1/31/25	$ —	$(1,412)
USD	270,415	EUR	249,005	State Street Bank and Trust Company	1/31/25	—	(1,479)
						$—	$(2,891)
Abbreviations:
DIP	– Debtor In Possession
OTC	– Over-the-counter
PIK	– Payment In Kind
SOFR	– Secured Overnight Financing Rate
Currency Abbreviations:
EUR	– Euro
USD	– United States Dollar
7
See Notes to Financial Statements.

Eaton Vance
Short Duration High Income Fund
October 31, 2024
Statement of Assets and Liabilities

October 31, 2024
Assets
Unaffiliated investments, at value (identified cost $81,047,018)	$81,801,077
Affiliated investments, at value (identified cost $1,266,298)	1,266,298
Cash	398,569
Foreign currency, at value (identified cost $1,054)	1,056
Interest receivable	1,079,926
Dividends receivable from affiliated investments	6,842
Receivable for investments sold	1,796,968
Receivable for Fund shares sold	197,754
Receivable from affiliates	20,792
Trustees' deferred compensation plan	20,929
Total assets	$86,590,211
Liabilities
Payable for investments purchased	$561,759
Payable for Fund shares redeemed	178,501
Payable for open forward foreign currency exchange contracts	2,891
Distributions payable	5,318
Payable to affiliates:
Investment adviser and administration fee	39,285
Distribution and service fees	1,674
Trustees' fees	498
Trustees' deferred compensation plan	20,929
Payable for legal and accounting services	80,042
Accrued expenses	48,771
Total liabilities	$939,668
Net Assets	$85,650,543
Sources of Net Assets
Paid-in capital	$89,704,162
Accumulated loss	(4,053,619)
Net Assets	$85,650,543
Class A Shares
Net Assets	$7,913,333
Shares Outstanding	882,843
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$8.96
Maximum Offering Price Per Share (100 ÷ 96.75 of net asset value per share)	$9.26
Class I Shares
Net Assets	$77,737,210
Shares Outstanding	8,663,306
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$8.97
On sales of $100,000 or more, the offering price of Class A shares is reduced.
8
See Notes to Financial Statements.

Eaton Vance
Short Duration High Income Fund
October 31, 2024
Statement of Operations

Year Ended
October 31, 2024
Investment Income
Dividend income	$19,259
Dividend income from affiliated investments	192,013
Interest income	5,843,089
Other income	43,242
Total investment income	$6,097,603
Expenses
Investment adviser and administration fee	$464,673
Distribution and service fees:
Class A	24,004
Trustees’ fees and expenses	5,861
Custodian fee	43,460
Transfer and dividend disbursing agent fees	55,702
Legal and accounting services	88,028
Printing and postage	5,054
Registration fees	60,868
Miscellaneous	11,648
Total expenses	$759,298
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$191,212
Total expense reductions	$191,212
Net expenses	$568,086
Net investment income	$5,529,517
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$(197,053)
Foreign currency transactions	(1,843)
Forward foreign currency exchange contracts	(1,771)
Net realized loss	$(200,667)
Change in unrealized appreciation (depreciation):
Investments	$2,498,990
Foreign currency	115
Forward foreign currency exchange contracts	(3,009)
Net change in unrealized appreciation (depreciation)	$2,496,096
Net realized and unrealized gain	$2,295,429
Net increase in net assets from operations	$7,824,946
9
See Notes to Financial Statements.

Eaton Vance
Short Duration High Income Fund
October 31, 2024
Statements of Changes in Net Assets

	Year Ended October 31,
	2024	2023
Increase (Decrease) in Net Assets
From operations:
Net investment income	$5,529,517	$4,391,955
Net realized loss	(200,667)	(1,401,295)
Net change in unrealized appreciation (depreciation)	2,496,096	1,237,804
Net increase in net assets from operations	$7,824,946	$4,228,464
Distributions to shareholders:
Class A	$(613,378)	$(492,054)
Class I	(4,986,875)	(4,152,190)
Total distributions to shareholders	$(5,600,253)	$(4,644,244)
Transactions in shares of beneficial interest:
Class A	$(4,028,809)	$5,040,226
Class I	9,854,347	(3,032,600)
Net increase in net assets from Fund share transactions	$5,825,538	$2,007,626
Net increase in net assets	$8,050,231	$1,591,846
Net Assets
At beginning of year	$77,600,312	$76,008,466
At end of year	$85,650,543	$77,600,312
10
See Notes to Financial Statements.

Eaton Vance
Short Duration High Income Fund
October 31, 2024
Financial Highlights

	Class A
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$8.72	$8.75	$9.50	$9.12	$9.54
Income (Loss) From Operations
Net investment income(1)	$0.56	$0.51	$0.35	$0.36	$0.40
Net realized and unrealized gain (loss)	0.25	(0.00)(2)	(0.73)	0.40	(0.39)
Total income (loss) from operations	$0.81	$0.51	$(0.38)	$0.76	$0.01
Less Distributions
From net investment income	$(0.57)	$(0.54)	$(0.37)	$(0.38)	$(0.42)
Tax return of capital	—	—	—	—	(0.01)
Total distributions	$(0.57)	$(0.54)	$(0.37)	$(0.38)	$(0.43)
Net asset value — End of year	$8.96	$8.72	$8.75	$9.50	$9.12
Total Return(3)	9.53%	5.96%	(4.00)%	8.39%	0.15%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$7,913	$11,664	$6,683	$7,059	$6,537
Ratios (as a percentage of average daily net assets):(4)(5)
Total expenses	1.12%	1.14%	1.13%	1.20%	1.21%
Net expenses	0.90%(6)	0.90%(6)	0.90%(6)	0.90%	0.90%
Net investment income	6.32%	5.84%	3.89%	3.76%	4.29%
Portfolio Turnover of the Portfolio(7)	—	—	—	—	50%
Portfolio Turnover of the Fund	77%	70%	96%	75%	34%(8)
(1)	Computed using average shares outstanding.
(2)	Amount is less than $(0.005).
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(5)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.
(6)	Includes a reduction by the investment adviser and administrator of a portion of its investment adviser and administration fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.01%, less than 0.01% and less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022, respectively).
(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.
(8)	For the period from June 15, 2020 through October 31, 2020 when the Fund was making investments directly in securities.
References to Portfolio herein are to Short Duration High Income Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on June 12, 2020 and which had the same investment objective and policies as the Fund during such period.
11
See Notes to Financial Statements.

Eaton Vance
Short Duration High Income Fund
October 31, 2024
Financial Highlights — continued

	Class I
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$8.73	$8.76	$9.51	$9.13	$9.56
Income (Loss) From Operations
Net investment income(1)	$0.59	$0.53	$0.38	$0.38	$0.42
Net realized and unrealized gain (loss)	0.24	0.00(2)(3)	(0.73)	0.40	(0.40)
Total income (loss) from operations	$0.83	$0.53	$(0.35)	$0.78	$0.02
Less Distributions
From net investment income	$(0.59)	$(0.56)	$(0.40)	$(0.40)	$(0.44)
Tax return of capital	—	—	—	—	(0.01)
Total distributions	$(0.59)	$(0.56)	$(0.40)	$(0.40)	$(0.45)
Net asset value — End of year	$8.97	$8.73	$8.76	$9.51	$9.13
Total Return(4)	9.80%	6.23%	(3.75)%	8.65%	0.30%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$77,737	$65,936	$69,325	$61,879	$41,585
Ratios (as a percentage of average daily net assets):(5)(6)
Total expenses	0.87%	0.89%	0.88%	0.95%	0.96%
Net expenses	0.65%(7)	0.65%(7)	0.65%(7)	0.65%	0.65%
Net investment income	6.57%	6.04%	4.18%	3.95%	4.53%
Portfolio Turnover of the Portfolio(8)	—	—	—	—	50%
Portfolio Turnover of the Fund	77%	70%	96%	75%	34%(9)
(1)	Computed using average shares outstanding.
(2)	Amount is less than $0.005.
(3)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of Fund share transactions and the amount of the per share realized and unrealized gains and losses at such time.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.
(7)	Includes a reduction by the investment adviser and administrator of a portion of its investment adviser and administration fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.01%, less than 0.01% and less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022, respectively).
(8)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.
(9)	For the period from June 15, 2020 through October 31, 2020 when the Fund was making investments directly in securities.
References to Portfolio herein are to Short Duration High Income Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on June 12, 2020 and which had the same investment objective and policies as the Fund during such period.
12
See Notes to Financial Statements.

Eaton Vance
Short Duration High Income Fund
October 31, 2024
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Short Duration High Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is total return. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class A shares may be subject to a 0.75% contingent deferred sales charge (CDSC) if redeemed within 12 months of purchase (depending on the circumstances of purchase). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Senior Loans, for which a valuation is not available or deemed unreliable, are fair valued by the investment adviser utilizing one or more of the valuation techniques described below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower's assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.
Equity Securities. Equity securities (common stocks and exchange-traded funds) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.
Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are
13

Eaton Vance
Short Duration High Income Fund
October 31, 2024
Notes to Financial Statements — continued

likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees in connection with investments in senior floating-rate loans may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned and included in Other income on the Statement of Operations. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.
D  Federal Taxes—The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of October 31, 2024, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
F  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
G  Unfunded Loan Commitments—The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2024, the Fund had sufficient cash and/or securities to cover these commitments.
H  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
I  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
J  Forward Foreign Currency Exchange Contracts—The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.
14

Eaton Vance
Short Duration High Income Fund
October 31, 2024
Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information
The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended October 31, 2024 and October 31, 2023 was as follows:
	Year Ended October 31,
	2024	2023
Ordinary income	$5,600,253	$4,644,244
During the year ended October 31, 2024, accumulated loss was decreased by $11,991 and paid-in capital was decreased by $11,991 due to taxable overdistributions. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of October 31, 2024, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Deferred capital losses	$(4,666,432)
Net unrealized appreciation	618,131
Distributions payable	(5,318)
Accumulated loss	$(4,053,619)
At October 31, 2024, the Fund, for federal income tax purposes, had deferred capital losses of $4,666,432 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2024, $2,246,601 are short-term and $2,419,831 are long-term.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at October 31, 2024, as determined on a federal income tax basis, were as follows:
Aggregate cost	$82,449,247
Gross unrealized appreciation	$970,853
Gross unrealized depreciation	(352,725)
Net unrealized appreciation	$618,128
15

Eaton Vance
Short Duration High Income Fund
October 31, 2024
Notes to Financial Statements — continued

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates
The investment adviser and administration fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory and administrative services rendered to the Fund. The investment adviser and administration fee is computed at an annual rate as a percentage of the Fund’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $1 billion	0.550%
$1 billion but less than $2.5 billion	0.525%
$2.5 billion but less than $5 billion	0.505%
$5 billion and over	0.490%
For the year ended October 31, 2024, the Fund's investment adviser and administration fee amounted to $464,673 or 0.55% of the Fund’s average daily net assets. The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the "Liquidity Fund"), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser and administration fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended October 31, 2024, the investment adviser and administration fee paid was reduced by $5,493 relating to the Fund's investment in the Liquidity Fund.
EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.90% and 0.65% of the Fund’s average daily net assets for Class A and Class I, respectively. This agreement may be changed or terminated after March 1, 2025. Pursuant to this agreement, EVM waived and/or reimbursed $185,719 of the Fund’s operating expenses for the year ended October 31, 2024.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2024, EVM earned $2,256 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund's principal underwriter, received $2,580 as its portion of the sales charge on sales of Class A shares and no CDSCs paid by Class A shareholders for the year ended October 31, 2024. EVD also received distribution and service fees from Class A shares (see Note 4).
Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Fund are officers of EVM.
4  Distribution Plan
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2024 amounted to $24,004 for Class A shares.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $67,295,101 and $60,586,057, respectively, for the year ended October 31, 2024.
16

Eaton Vance
Short Duration High Income Fund
October 31, 2024
Notes to Financial Statements — continued

6  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:
	Year Ended October 31, 2024		Year Ended October 31, 2023
	Shares	Amount	Shares	Amount
Class A
Sales	364,861	$ 3,244,905	831,920	$ 7,311,993
Issued to shareholders electing to receive payments of distributions in Fund shares	67,948	605,675	54,543	480,324
Redemptions	(887,866)	(7,879,389)	(312,285)	(2,752,091)
Net increase (decrease)	(455,057)	$(4,028,809)	574,178	$ 5,040,226
Class I
Sales	4,228,797	$37,685,703	5,714,700	$50,433,326
Issued to shareholders electing to receive payments of distributions in Fund shares	550,755	4,918,107	464,178	4,094,270
Redemptions	(3,670,056)	(32,749,463)	(6,538,541)	(57,560,196)
Net increase (decrease)	1,109,496	$ 9,854,347	(359,663)	$(3,032,600)
7  Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2024 is included in the Portfolio of Investments. At October 31, 2024, the Fund had sufficient cash and/or securities to cover commitments under these contracts.
The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund enters into forward foreign currency exchange contracts.
The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2024, the fair value of derivatives with credit-related contingent features in a net liability position was $2,891. At October 31, 2024, there were no assets pledged by the Fund for such liability.
The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.
The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an
17

Eaton Vance
Short Duration High Income Fund
October 31, 2024
Notes to Financial Statements — continued

ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2024 was as follows:
Fair Value
Derivative	Asset Derivative	Liability Derivative
Forward foreign currency exchange contracts	$ —	$(2,891)(1)
(1)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts.
The Fund's derivative liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following table presents the Fund's derivative liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral pledged by the Fund for such liabilities as of October 31, 2024.
Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(b)
State Street Bank and Trust Company	$(2,891)	$ —	$ —	$ —	$(2,891)
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount payable to the counterparty in the event of default.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2024 was as follows:
Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)
Forward foreign currency exchange contracts	$(1,771)	$(3,009)
(1)	Statement of Operations location: Net realized gain (loss): Forward foreign currency exchange contracts.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation): Forward foreign currency exchange contracts.
The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended October 31, 2024, which is indicative of the volume of this derivative type, was approximately $766,000.
18

Eaton Vance
Short Duration High Income Fund
October 31, 2024
Notes to Financial Statements — continued

8  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 21, 2025. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings generally at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2024, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2024.
9  Affiliated Investments
At October 31, 2024, the value of the Fund's investment in funds that may be deemed to be affiliated was $1,266,298, which represents 1.5% of the Fund's net assets. Transactions in such investments by the Fund for the year ended October 31, 2024 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$4,875,056	$59,605,438	$(63,214,196)	$ —	$ —	$1,266,298	$192,013	1,266,298
10  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At October 31, 2024, the hierarchy of inputs used in valuing the Fund's investments and open derivative instruments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3*	Total
Common Stocks	$ —	$ 65,177	$ —	$ 65,177
Convertible Bonds	—	1,014,252	—	1,014,252
Corporate Bonds	—	66,192,961	—	66,192,961
Exchange-Traded Funds	1,708,788	—	—	1,708,788
Preferred Stocks	778,960	—	—	778,960
Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	—	12,040,939	—	12,040,939
Miscellaneous	—	—	0	0
Short-Term Investments	1,266,298	—	—	1,266,298
Total Investments	$3,754,046	$79,313,329	$ 0	$83,067,375
19

Eaton Vance
Short Duration High Income Fund
October 31, 2024
Notes to Financial Statements — continued

Liability Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Exchange Contracts	$ —	$ (2,891)	$ —	$ (2,891)
Total	$ —	$ (2,891)	$ —	$ (2,891)
*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2024 is not presented.
11  Risks and Uncertainties
Credit Risk
The Fund primarily invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade. Risk of loss upon default by the borrower is significantly greater with respect to such debt than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers.
20

Eaton Vance
Short Duration High Income Fund
October 31, 2024
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Short Duration High Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Short Duration High Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2024, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 18, 2024
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
21

Eaton Vance
Short Duration High Income Fund
October 31, 2024
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2025 will show the tax status of all distributions paid to your account in calendar year 2024. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and 163(j) interest dividends.
Qualified Dividend Income. For the fiscal year ended October 31, 2024, the Fund designates approximately $19,258, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
163(j) Interest Dividends. For the fiscal year ended October 31, 2024, the Fund designates 78.72% of distributions from net investment income as a 163(j) interest dividend.
22

Eaton Vance
Short Duration High Income Fund
October 31, 2024
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 6, 2024, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised of all of the Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings held between April and June 2024, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios, and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other funds, collective investment trusts and institutional accounts) with the same or substantially similar investment objective as the fund and with a significant overlap in holdings based on criteria set by the Board, if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used by the adviser to determine the value of fund assets, including, when necessary, the determination of “fair value” by the adviser in its role as each funds’ valuation designee and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other funds and investment accounts, as applicable;
23

Eaton Vance
Short Duration High Income Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

1    Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report. Eaton Vance Management and Boston Management and Research are referred to collectively as the “adviser.”
•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
•  The personal trading codes of ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, including descriptions of their various compliance programs and their record of compliance and remediation;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund;
•  A description of the adviser’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost, and character of the administrative and other non-investment advisory services provided by the adviser and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule), and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates, and other relevant matters;
• The risks that the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 6, 2024 meeting, the Board and its committees received information from portfolio managers and other investment professionals of the adviser and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Board and its committees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the funds, and received and participated in reports and presentations provided by the adviser and sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular video or telephone conferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Kirkland & Ellis LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
24

Eaton Vance
Short Duration High Income Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory and administrative agreement between Eaton Vance Short Duration High Income Fund (the “Fund”) and Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, recommended to the Board approval of the agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and administrative agreement for the Fund.
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory and administrative agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.
The Board considered the Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education and experience of the investment professionals who provide services to the Fund. The Board considered the abilities and experience of each Adviser’s investment professionals in making investments in fixed-income securities, including those with below-investment grade ratings and durations of three years or less. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.
The Board considered the compliance programs of the Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, compliance with policies and procedures, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered relevant examinations of the Adviser and its affiliates by regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and administrative agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index and a custom peer group of similarly managed funds. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2023. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group and consistent with the median performance of the Fund’s custom peer group for the three-year period. The Board also noted that the performance of the Fund was lower than its benchmark index for the three-year period. The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2023, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are not excessive.
25

Eaton Vance
Short Duration High Income Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. To assist in the evaluation of the sharing of any economies of scale, the Board received data showing for recent years, asset levels, Adviser profitability and total expense ratios. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.
26

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ESHAX-NCSR    10.31.24

Eaton Vance
Emerging and Frontier Countries Equity Fund
Annual Financial Statements and
Additional Information
October 31, 2024

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the prospectus and/or statement of additional information, which can be obtained by calling 1-800-262-1122 or from a financial intermediary. Prospective investors should read the prospectus carefully before investing.

Annual Financial Statements and Additional Information October 31, 2024
Eaton Vance
Emerging and Frontier Countries Equity Fund

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2024
Statement of Assets and Liabilities

October 31, 2024
Assets
Investment in Global Macro Capital Opportunities Portfolio, at value (identified cost $1,030,490,258)	$1,145,238,815
Receivable for Fund shares sold	3,755,032
Receivable from affiliates	663,754
Total assets	$1,149,657,601
Liabilities
Payable for Fund shares redeemed	$1,829,635
Payable to affiliates:
Distribution and service fees	3,538
Trustees' fees	42
Payable for transfer and dividend disbursing agent fees	239,215
Accrued expenses	118,047
Total liabilities	$2,190,477
Net Assets	$1,147,467,124
Sources of Net Assets
Paid-in capital	$1,026,324,484
Distributable earnings	121,142,640
Net Assets	$1,147,467,124
Class A Shares
Net Assets	$16,545,722
Shares Outstanding	1,178,811
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$14.04
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$14.82
Class I Shares
Net Assets	$1,130,921,402
Shares Outstanding	79,854,427
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$14.16
On sales of $50,000 or more, the offering price of Class A shares is reduced.
1
See Notes to Financial Statements.

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2024
Statement of Operations

Year Ended
October 31, 2024
Investment Income
Dividend income allocated from Portfolio (net of foreign taxes withheld of $3,116,735)	$29,395,317
Interest income allocated from Portfolio (net of foreign taxes withheld of $251)	3,263,784
Securities lending income allocated from Portfolio, net	9,286
Expenses allocated from Portfolio	(9,293,892)
Total investment income from Portfolio	$23,374,495
Expenses
Distribution and service fees:
Class A	$30,688
Trustees’ fees and expenses	500
Custodian fee	53,726
Transfer and dividend disbursing agent fees	804,114
Legal and accounting services	61,320
Printing and postage	94,418
Registration fees	139,570
Miscellaneous	14,116
Total expenses	$1,198,452
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$888,448
Total expense reductions	$888,448
Net expenses	$310,004
Net investment income	$23,064,491
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss):
Investment transactions (net of foreign capital gains taxes of $1,187)	$8,411,422
Written options	(2,267,361)
Futures contracts	4,386,707
Swap contracts	1,049,126
Foreign currency transactions	(991,314)
Forward foreign currency exchange contracts	(1,763,537)
Net realized gain	$8,825,043
Change in unrealized appreciation (depreciation):
Investments (including net increase in accrued foreign capital gains taxes of $3,430,098)	$87,529,238
Futures contracts	(2,381,254)
Swap contracts	2,227,316
Foreign currency	(352,873)
Forward foreign currency exchange contracts	(975,838)
Net change in unrealized appreciation (depreciation)	$86,046,589
Net realized and unrealized gain	$94,871,632
Net increase in net assets from operations	$117,936,123
2
See Notes to Financial Statements.

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2024
Statements of Changes in Net Assets

	Year Ended October 31,
	2024	2023
Increase (Decrease) in Net Assets
From operations:
Net investment income	$23,064,491	$5,885,371
Net realized gain (loss)	8,825,043	(7,880,398)
Net change in unrealized appreciation (depreciation)	86,046,589	22,518,567
Net increase in net assets from operations	$117,936,123	$20,523,540
Distributions to shareholders:
Class A	$(144,267)	$(150,490)
Class I	(10,304,320)	(10,163,031)
Total distributions to shareholders	$(10,448,587)	$(10,313,521)
Transactions in shares of beneficial interest:
Class A	$8,649,357	$3,802,805
Class I	651,491,056	182,063,035
Net increase in net assets from Fund share transactions	$660,140,413	$185,865,840
Net increase in net assets	$767,627,949	$196,075,859
Net Assets
At beginning of year	$379,839,175	$183,763,316
At end of year	$1,147,467,124	$379,839,175
3
See Notes to Financial Statements.

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2024
Financial Highlights

	Class A
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$11.53	$10.51	$12.99	$9.61	$10.10
Income (Loss) From Operations
Net investment income(1)	$0.35	$0.26	$0.22	$0.07	$0.04
Net realized and unrealized gain (loss)	2.39	1.35	(2.39)	3.31	(0.35)
Total income (loss) from operations	$2.74	$1.61	$(2.17)	$3.38	$(0.31)
Less Distributions
From net investment income	$(0.23)	$(0.59)	$(0.09)	$—	$(0.18)
From net realized gain	—	—	(0.22)	—	—
Total distributions	$(0.23)	$(0.59)	$(0.31)	$—	$(0.18)
Net asset value — End of year	$14.04	$11.53	$10.51	$12.99	$9.61
Total Return(2)	23.89%	15.84%	(17.13)%	35.17%	(3.20)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$16,546	$6,276	$2,340	$1,387	$1,572
Ratios (as a percentage of average daily net assets):(3)(4)
Total expenses	1.51%	1.55%	1.65%	1.64%	1.73%
Net expenses	1.40%(5)	1.40%(5)	1.56%(5)	1.64%	1.65%
Net investment income	2.55%	2.22%	1.90%	0.60%	0.43%
Portfolio Turnover of the Portfolio	65%	69%	67%	70%	44%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022).
4
See Notes to Financial Statements.

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2024
Financial Highlights — continued

	Class I
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$11.62	$10.58	$13.08	$9.66	$10.15
Income (Loss) From Operations
Net investment income(1)	$0.39	$0.27	$0.25	$0.11	$0.07
Net realized and unrealized gain (loss)	2.40	1.37	(2.40)	3.32	(0.35)
Total income (loss) from operations	$2.79	$1.64	$(2.15)	$3.43	$(0.28)
Less Distributions
From net investment income	$(0.25)	$(0.60)	$(0.13)	$(0.01)	$(0.21)
From net realized gain	—	—	(0.22)	—	—
Total distributions	$(0.25)	$(0.60)	$(0.35)	$(0.01)	$(0.21)
Net asset value — End of year	$14.16	$11.62	$10.58	$13.08	$9.66
Total Return(2)	24.24%	16.11%	(16.91)%	35.54%	(2.93)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,130,921	$373,563	$181,423	$189,060	$143,908
Ratios (as a percentage of average daily net assets):(3)(4)
Total expenses	1.26%	1.30%	1.40%	1.39%	1.48%
Net expenses	1.15%(5)	1.15%(5)	1.31%(5)	1.39%	1.40%
Net investment income	2.79%	2.30%	2.12%	0.89%	0.71%
Portfolio Turnover of the Portfolio	65%	69%	67%	70%	44%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022).
5
See Notes to Financial Statements.

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2024
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Emerging and Frontier Countries Equity Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests its assets in interests in Global Macro Capital Opportunities Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (approximately 100% at October 31, 2024). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.
B  Income—The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.
C  Federal and Other Taxes—The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro rata share of the estimated reserve for such taxes incurred by the Portfolio.
As of October 31, 2024, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
D  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
E  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
F  Indemnifications—Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust's Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Other—Investment transactions are accounted for on a trade date basis.
6

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2024
Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information
It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended October 31, 2024 and October 31, 2023 was as follows:
	Year Ended October 31,
	2024	2023
Ordinary income	$10,448,587	$10,313,521
During the year ended October 31, 2024, distributable earnings was decreased by $2,162,267 and paid-in capital was increased by $2,162,267 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of October 31, 2024, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 21,868,154
Deferred capital losses	(6,784,000)
Net unrealized appreciation	106,058,486
Distributable earnings	$121,142,640
At October 31, 2024, the Fund, for federal income tax purposes, had deferred capital losses of $6,784,000 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2024, $6,784,000 are short-term.
3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment adviser fee is computed at an annual rate as a percentage of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	1.000%
$500 million but less than $1 billion	0.950%
$1 billion but less than $2.5 billion	0.925%
$2.5 billion but less than $5 billion	0.900%
$5 billion and over	0.880%
For the year ended October 31, 2024, the Fund incurred no investment adviser fee on such assets. Pursuant to an investment sub-advisory agreement,
EVM has delegated a portion of the investment management of the Fund to Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of EVM and an indirect, wholly-owned subsidiary of Morgan Stanley. EVM pays EVAIL a portion of its investment adviser fee for sub-advisory services provided to the
7

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2024
Notes to Financial Statements — continued

Fund. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR) to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation.
EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as brokerage commissions, acquired fund fees of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 1.40% and 1.15% of the Fund’s average daily net assets for Class A and Class I, respectively. This agreement may be changed or terminated after March 1, 2025. Pursuant to this agreement, EVM waived and/or reimbursed $888,448 of operating expenses for the year ended October 31, 2024.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2024, EVM earned $6,824 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $3,283 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2024. EVD also received distribution and service fees from Class A shares (see Note 4).
Trustees and officers of the Fund who are members of EVM’s or BMR's organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.
4  Distribution Plan
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2024 amounted to $30,688 for Class A shares.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 12 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2024, the Fund was informed that EVD received no CDSCs paid by Class A shareholders.
6  Investment Transactions
For the year ended October 31, 2024, increases and decreases in the Fund's investment in the Portfolio aggregated $688,948,624 and $38,364,598, respectively.
7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:
	Year Ended October 31, 2024		Year Ended October 31, 2023
	Shares	Amount	Shares	Amount
Class A
Sales	911,627	$ 12,509,028	392,007	$ 4,637,046
Issued to shareholders electing to receive payments of distributions in Fund shares	9,048	116,723	7,187	75,324
Redemptions	(286,118)	(3,976,394)	(77,602)	(909,565)
Net increase	634,557	$ 8,649,357	321,592	$ 3,802,805
8

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2024
Notes to Financial Statements — continued

	Year Ended October 31, 2024		Year Ended October 31, 2023
	Shares	Amount	Shares	Amount
Class I
Sales	61,988,628	$851,751,201	18,978,983	$229,309,289
Issued to shareholders electing to receive payments of distributions in Fund shares	792,954	10,300,468	964,078	10,161,384
Redemptions	(15,070,607)	(210,560,613)	(4,947,577)	(57,407,638)
Net increase	47,710,975	$651,491,056	14,995,484	$182,063,035
9

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2024
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Emerging and Frontier Countries Equity Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Emerging and Frontier Countries Equity Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 18, 2024
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
10

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2024
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2025 will show the tax status of all distributions paid to your account in calendar year 2024. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the foreign tax credit and 163(j) interest dividends.
Foreign Tax Credit. For the fiscal year ended October 31, 2024, the Fund paid foreign taxes of $1,841,684 and recognized foreign source income of $9,414,103.
163(j) Interest Dividends. For the fiscal year ended October 31, 2024, the Fund designates 7.31% of distributions from net investment income as a 163(j) interest dividend.
11

Global Macro Capital Opportunities Portfolio
October 31, 2024
Portfolio of Investments

Common Stocks — 91.3%
Security	Shares	Value
Argentina — 4.9%
Banco BBVA Argentina SA ADR(1)	170,045	$ 2,341,520
Banco Macro SA ADR(1)	91,145	7,130,273
Bioceres Crop Solutions Corp.(1)	63,800	428,736
Central Puerto SA ADR	244,042	2,767,436
Corp. America Airports SA(1)	75,563	1,427,385
Cresud SACIF y A ADR	90,650	860,269
Despegar.com Corp.(1)	162,210	2,342,312
Empresa Distribuidora Y Comercializadora Norte ADR(1)	31,668	921,539
Grupo Financiero Galicia SA ADR(1)	251,808	13,275,318
Grupo Supervielle SA ADR(1)	115,618	1,052,124
IRSA Inversiones y Representaciones SA ADR(1)	68,033	884,429
Loma Negra Cia Industrial Argentina SA ADR(1)	120,760	1,106,162
Pampa Energia SA ADR(1)	88,066	5,894,257
Telecom Argentina SA ADR(1)	167,967	1,558,734
Transportadora de Gas del Sur SA, Class B ADR(1)	130,445	2,921,968
YPF SA ADR(1)	444,269	10,889,033
		$ 55,801,495
Belgium — 0.3%
Cenergy Holdings SA	408,618	$ 3,883,170
		$ 3,883,170
Brazil — 0.4%
Adecoagro SA	172,381	$ 1,982,381
Arcos Dorados Holdings, Inc., Class A	308,622	2,718,960
		$ 4,701,341
Bulgaria — 0.1%
Eurohold Bulgaria AD(1)	944,905	$ 751,720
		$ 751,720
China — 0.0%(2)
Ganfeng Lithium Group Co. Ltd., Class H(3)	2,800	$ 7,681
		$ 7,681
Cyprus — 2.8%
Bank of Cyprus Holdings PLC	7,015,593	$ 32,280,020
		$ 32,280,020
Egypt — 1.9%
Abou Kir Fertilizers & Chemical Industries	699,000	$ 813,941
Commercial International Bank - Egypt (CIB)	6,186,000	10,109,908
Security	Shares	Value
Egypt (continued)
Eastern Co. SAE	4,060,000	$ 2,264,311
EFG Holding SAE(1)	2,817,000	1,274,208
E-Finance for Digital & Financial Investments	1,584,000	695,320
Ezz Steel Co. SAE(1)	659,000	1,494,362
Fawry for Banking & Payment Technology Services SAE(1)	4,084,000	659,113
Talaat Moustafa Group	2,496,000	3,014,067
Telecom Egypt Co.	1,426,000	978,176
		$ 21,303,406
Georgia — 3.8%
Bank of Georgia Group PLC	268,497	$ 14,436,478
Georgia Capital PLC(1)	1,154,780	15,103,799
TBC Bank Group PLC	391,586	13,886,334
		$ 43,426,611
Greece — 13.2%
Aegean Airlines SA	118,953	$ 1,294,996
Alpha Services and Holdings SA	7,639,438	11,507,508
Athens International Airport SA	94,031	806,642
Athens Water Supply & Sewage Co. SA	106,068	669,161
Autohellas Tourist & Trading SA	49,238	608,226
Avax SA	281,000	427,858
Ellaktor SA	333,572	645,170
Eurobank Ergasias Services and Holdings SA, Class A	9,023,834	18,672,298
GEK TERNA SA	275,481	5,199,288
Hellenic Exchanges - Athens Stock Exchange SA	87,000	400,595
Hellenic Telecommunications Organization SA	621,243	10,265,472
Helleniq Energy Holdings SA	288,405	2,168,935
Holding Co. ADMIE IPTO SA	348,857	901,399
Ideal Holdings SA	85,500	565,832
JUMBO SA	364,095	9,717,562
LAMDA Development SA(1)	322,825	2,593,012
Metlen Energy & Metals SA	366,310	12,869,006
Motor Oil (Hellas) Corinth Refineries SA	207,214	4,425,172
National Bank of Greece SA	2,689,960	21,075,091
Noval Property Real Estate Investment Co.	413,837	1,126,026
OPAP SA	630,952	10,779,889
Optima bank SA	403,252	5,656,218
Piraeus Financial Holdings SA	3,644,979	13,733,668
Public Power Corp. SA	664,797	8,740,415
Sarantis SA	94,905	1,135,804
Terna Energy SA	191,539	4,128,103
Trade Estates Real Estate Investment SA	456,600	805,148
		$ 150,918,494

12
See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio
October 31, 2024
Portfolio of Investments — continued

Security	Shares	Value
India — 13.2%
Adani Energy Solutions Ltd.(1)	44,159	$ 510,502
Adani Green Energy Ltd.(1)	14,178	268,527
Aether Industries Ltd.(1)	48,710	493,350
Affle India Ltd.(1)	117,452	2,138,979
Ambuja Cements Ltd.	112,000	772,121
Apollo Hospitals Enterprise Ltd.	18,119	1,509,479
Archean Chemical Industries Ltd.	66,325	508,017
Arvind Fashions Ltd.	83,788	562,979
Arvind Ltd.	115,036	505,686
Asian Paints Ltd.	17,811	620,322
Aster DM Healthcare Ltd.(3)	125,758	663,180
Avenue Supermarts Ltd.(1)(3)	10,455	487,960
Axis Bank Ltd.	191,077	2,624,853
Bajaj Finance Ltd.	17,926	1,464,207
Balrampur Chini Mills Ltd.	101,709	757,634
Bharti Airtel Ltd.	268,305	5,135,485
Bikaji Foods International Ltd.	60,505	610,740
Birla Corp. Ltd.	27,265	377,981
Brightcom Group Ltd.(1)	2,938,392	282,705
Brookfield India Real Estate Trust(3)	165,890	577,280
Cipla Ltd.	24,973	459,421
CMS Info Systems Ltd.	89,302	568,855
Craftsman Automation Ltd.	7,965	481,345
CreditAccess Grameen Ltd.	32,780	381,481
Cyient Ltd.	23,589	512,871
Divi's Laboratories Ltd.	6,252	436,955
Doms Industries Ltd.	21,904	722,377
Dr. Reddy's Laboratories Ltd.	11,630	175,913
Easy Trip Planners Ltd.	1,018,984	398,730
Eicher Motors Ltd.	16,790	974,452
Embassy Office Parks REIT	123,460	579,765
EPL Ltd.	218,889	702,691
Equitas Small Finance Bank Ltd.(3)	443,906	367,739
Eris Lifesciences Ltd.(1)(3)	42,277	663,599
Five-Star Business Finance Ltd.(1)	54,990	464,012
Fortis Healthcare Ltd.	91,140	676,629
FSN E-Commerce Ventures Ltd.(1)	1,881,157	4,046,463
Fusion Finance Ltd.(1)	96,501	248,289
GAIL (India) Ltd.	88,026	208,575
Gateway Distriparks Ltd.	428,741	447,735
Glenmark Life Sciences Ltd.(1)	52,386	657,866
Go Fashion India Ltd.(1)	42,124	566,651
Godrej Consumer Products Ltd.	54,300	827,359
Godrej Properties Ltd.(1)	23,800	810,053
Gokaldas Exports Ltd.(1)	47,025	500,833
Granules India Ltd.	87,464	591,207
Security	Shares	Value
India (continued)
Grasim Industries Ltd.	13,486	$ 431,898
Grasim Industries Ltd. (partly-paid shares)	537	11,246
Gravita India Ltd.	29,563	739,573
Happiest Minds Technologies Ltd.	162,472	1,472,227
Havells India Ltd.	9,907	192,803
HCL Technologies Ltd.	14,542	304,286
HDFC Bank Ltd.	169,319	3,480,303
HealthCare Global Enterprises Ltd.(1)	117,486	627,002
HG Infra Engineering Ltd.(4)	24,815	399,101
Hindalco Industries Ltd.	214,409	1,739,801
Hindustan Unilever Ltd.	12,230	367,191
Home First Finance Co. India Ltd.(3)	42,736	598,210
ICICI Bank Ltd.	362,274	5,557,120
IndiaMart InterMesh Ltd.(3)	65,121	1,931,388
Indian Railway Catering & Tourism Corp. Ltd.	386,186	3,761,506
Info Edge India Ltd.	67,933	5,993,995
Infosys Ltd.	261,201	5,449,866
Inox Wind Ltd.(1)	311,408	822,611
Intellect Design Arena Ltd.	174,959	1,526,927
ITC Ltd.	43,445	252,063
Jindal Steel & Power Ltd.	13,591	148,329
Jio Financial Services Ltd.(1)	73,861	282,505
JSW Energy Ltd.	100,600	810,965
JSW Steel Ltd.	36,383	415,405
Jubilant Foodworks Ltd.	433,143	2,959,232
Jupiter Life Line Hospitals Ltd.	33,546	534,259
Kalyan Jewellers India Ltd.	91,600	714,494
Karur Vysya Bank Ltd.	217,817	584,297
Kotak Mahindra Bank Ltd.	66,504	1,365,341
Larsen & Toubro Ltd.	76,893	3,303,069
LTIMindtree Ltd.(3)	3,328	225,202
Macrotech Developers Ltd.(3)	48,100	687,658
Mahindra & Mahindra Ltd.	110,746	3,576,257
Mankind Pharma Ltd.(1)	34,600	1,094,915
Maruti Suzuki India Ltd.	13,857	1,818,762
Max Financial Services Ltd.(1)	44,881	683,847
Medplus Health Services Ltd.(1)	63,721	505,023
Mphasis Ltd.	3,178	108,325
Nazara Technologies Ltd.(1)	82,001	917,792
Nestle India Ltd.	5,403	145,303
NTPC Ltd.	365,456	1,767,558
Oil & Natural Gas Corp. Ltd.	352,901	1,112,953
PCBL Ltd.	172,170	837,358
Petronet LNG Ltd.	28,740	113,411
PI Industries Ltd.	22,263	1,184,256
Piramal Pharma Ltd.	277,096	881,996

13
See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio
October 31, 2024
Portfolio of Investments — continued

Security	Shares	Value
India (continued)
Poly Medicure Ltd.	22,364	$ 763,368
Power Grid Corp. of India Ltd.	81,117	308,567
Praj Industries Ltd.	64,334	564,087
Rategain Travel Technologies Ltd.(1)	58,513	521,778
Ratnamani Metals & Tubes Ltd.	12,101	528,555
Raymond Lifestyle Ltd.(1)	7,680	201,900
Raymond Ltd.	14,705	285,492
Reliance Industries Ltd.	761,494	12,040,724
Rossari Biotech Ltd.	53,459	512,770
Route Mobile Ltd.	62,087	1,120,922
RR Kabel Ltd.	24,661	439,899
Safari Industries India Ltd.	21,445	561,533
Sansera Engineering Ltd.(3)	34,005	613,465
Sapphire Foods India Ltd.(1)	140,155	534,234
Shriram Finance Ltd.	25,100	931,893
SIS Ltd.(1)	96,654	460,931
Sonata Software Ltd.	74,137	537,865
Spandana Sphoorty Financial Ltd.(1)	62,343	302,917
SRF Ltd.	5,781	153,710
State Bank of India	149,692	1,456,692
Sun Pharmaceutical Industries Ltd.	15,899	348,908
Sunteck Realty Ltd.	78,580	514,321
Suprajit Engineering Ltd.	82,009	499,821
Tanla Platforms Ltd.	160,048	1,425,499
Tata Consultancy Services Ltd.	5,859	275,590
Tata Consumer Products Ltd.	205,547	2,445,435
Tata Elxsi Ltd.	1,296	107,978
Tata Motors Ltd.	101,464	1,003,585
Tata Steel Ltd.	424,533	746,126
Tech Mahindra Ltd.	14,567	277,269
Tega Industries Ltd.	27,265	620,677
Titagarh Rail System Ltd.	24,049	347,961
Titan Co. Ltd.	33,836	1,310,630
Trent Ltd.	6,864	580,028
Tube Investments of India Ltd.	4,113	218,667
TVS Motor Co. Ltd.	31,600	935,354
Ujjivan Small Finance Bank Ltd.(3)	996,576	450,116
UltraTech Cement Ltd.	10,309	1,353,735
UPL Ltd.	18,027	118,506
Varun Beverages Ltd.	60,647	431,126
Welspun Corp. Ltd.	78,886	679,140
Wipro Ltd.	48,521	315,843
Zomato Ltd.(1)	4,204,319	12,062,220
		$ 150,691,319
Security	Shares	Value
Luxembourg — 0.2%
Reinet Investments SCA	52,100	$ 1,453,351
Zabka Group SA(1)	247,384	1,325,685
		$ 2,779,036
Malaysia — 5.6%
AMMB Holdings Bhd.	1,462,500	$ 1,697,868
Axiata Group Bhd.	1,083,700	557,271
CelcomDigi Bhd.	2,042,800	1,584,305
CIMB Group Holdings Bhd.	4,162,800	7,548,523
Gamuda Bhd.	1,156,328	2,244,857
Genting Bhd.	1,202,900	1,080,628
Genting Malaysia Bhd.	1,178,700	601,487
Hong Leong Bank Bhd.	389,100	1,815,273
IHH Healthcare Bhd.	1,337,500	2,213,480
Inari Amertron Bhd.	1,599,700	1,037,042
IOI Corp. Bhd.	1,505,400	1,293,090
Kuala Lumpur Kepong Bhd.	301,700	1,469,971
Malayan Banking Bhd.	3,244,200	7,769,251
Malaysia Airports Holdings Bhd.	515,400	1,192,311
Maxis Bhd.	1,416,900	1,166,659
MISC Bhd.	800,200	1,368,774
Mr. DIY Group M Bhd.(3)	1,315,100	655,381
Nestle Malaysia Bhd.	27,600	628,828
Petronas Chemicals Group Bhd.	1,650,800	2,033,211
Petronas Dagangan Bhd.	116,300	475,736
Petronas Gas Bhd.	477,700	1,882,295
PPB Group Bhd.	383,200	1,217,950
Press Metal Aluminium Holdings Bhd.	2,219,100	2,388,330
Public Bank Bhd.	8,471,800	8,525,022
QL Resources Bhd.	645,750	706,061
RHB Bank Bhd.	912,800	1,334,246
SD Guthrie Bhd.	1,216,800	1,276,052
Sime Darby Bhd.	1,094,200	577,041
Telekom Malaysia Bhd.	667,600	988,365
Tenaga Nasional Bhd.	1,513,100	4,840,616
YTL Corp. Bhd.	1,861,700	832,238
YTL Power International Bhd.	1,327,600	924,745
		$ 63,926,907
Pakistan — 2.7%
Bank Al Habib Ltd.	4,375,600	$ 1,698,389
Bank Alfalah Ltd.	4,240,000	1,023,800
Engro Corp. Ltd.	1,749,200	1,875,316
Engro Fertilizers Ltd.	3,559,500	2,484,461
Fauji Fertilizer Co. Ltd.	3,098,200	3,169,386
Habib Bank Ltd.	3,537,900	1,661,509

14
See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio
October 31, 2024
Portfolio of Investments — continued

Security	Shares	Value
Pakistan (continued)
Hub Power Co. Ltd.	6,308,600	$ 2,363,212
Interloop Ltd.	1,773,600	399,921
Lucky Cement Ltd.	549,400	1,743,109
Mari Petroleum Co. Ltd.	913,480	1,346,669
MCB Bank Ltd.	2,146,600	1,870,240
Millat Tractors Ltd.	696,800	1,351,336
Oil & Gas Development Co. Ltd.	3,400,700	2,108,007
Pakistan Oilfields Ltd.	702,000	1,442,222
Pakistan Petroleum Ltd.	3,324,600	1,695,676
Pakistan State Oil Co. Ltd.	1,159,800	930,962
SUI Northern Gas Pipeline	1,970,200	536,825
Systems Ltd.	617,100	1,094,349
TRG Pakistan(1)	1,518,600	283,128
United Bank Ltd.	1,489,100	1,668,271
		$ 30,746,788
Philippines — 2.8%
Ayala Corp.	176,930	$ 2,093,022
Ayala Land, Inc.	4,817,000	2,702,201
Bank of the Philippine Islands	1,372,470	3,371,344
BDO Unibank, Inc.	1,708,840	4,472,345
International Container Terminal Services, Inc.	737,670	5,013,022
JG Summit Holdings, Inc.	1,941,500	810,625
Jollibee Foods Corp.	320,280	1,459,221
Manila Electric Co.	207,370	1,747,270
Metropolitan Bank & Trust Co.	1,302,830	1,698,162
PLDT, Inc.	56,130	1,379,446
SM Investments Corp.	158,630	2,557,846
SM Prime Holdings, Inc.	7,286,600	3,832,625
Universal Robina Corp.	623,260	1,045,419
		$ 32,182,548
Poland — 7.2%
Alior Bank SA	97,268	$ 2,125,477
Allegro.eu SA(1)(3)	680,983	5,992,328
Asseco Poland SA	60,625	1,359,969
Bank Millennium SA(1)	712,932	1,484,579
Bank Polska Kasa Opieki SA	190,292	6,657,601
Budimex SA	13,157	1,645,468
CCC SA(1)	46,467	2,052,591
CD Projekt SA	71,764	2,889,378
Cyfrowy Polsat SA(1)	239,740	758,167
Dino Polska SA(1)(3)	55,841	4,637,901
Enea SA(1)	230,009	640,192
Grupa Kety SA	10,840	1,847,613
KGHM Polska Miedz SA	150,187	5,621,149
Security	Shares	Value
Poland (continued)
KRUK SA	17,976	$ 1,925,917
LPP SA	1,411	5,135,079
mBank SA(1)	16,970	2,386,462
Orange Polska SA	782,595	1,524,259
ORLEN SA	588,976	7,690,301
PGE Polska Grupa Energetyczna SA(1)	968,503	1,674,348
Powszechna Kasa Oszczednosci Bank Polski SA	881,550	12,248,472
Powszechny Zaklad Ubezpieczen SA	565,578	5,608,950
Santander Bank Polska SA	38,253	4,289,620
Tauron Polska Energia SA(1)	1,175,266	1,086,813
XTB SA(3)	63,438	1,027,840
		$ 82,310,474
Romania — 0.2%
NEPI Rockcastle NV	251,158	$ 1,964,726
		$ 1,964,726
Saudi Arabia — 3.6%
Advanced Petrochemical Co.(1)	48,600	$ 470,319
Al Hammadi Holding	35,300	374,486
Al Rajhi Bank	39,800	929,951
Alamar Foods	28,300	580,321
Al-Dawaa Medical Services Co.	26,200	614,322
Alinma Bank	24,500	183,057
Almarai Co. JSC	17,800	260,644
Arabian Centres Co.(3)	174,800	956,783
Arabian Contracting Services Co.(1)	57,281	2,673,863
Arabian Internet & Communications Services Co.	7,100	480,993
Ataa Educational Co.	29,094	594,867
Bank AlBilad	12,250	119,837
Banque Saudi Fransi	11,800	97,713
Catrion Catering Holding Co.	30,900	976,773
City Cement Co.	194,300	906,542
Dallah Healthcare Co.	11,603	493,216
Dr. Sulaiman Al Habib Medical Services Group Co.	6,900	525,604
Etihad Etisalat Co.	149,200	2,054,268
Jarir Marketing Co.	121,000	425,438
Leejam Sports Co. JSC	23,388	1,181,615
Lumi Rental Co.(1)	36,800	749,167
Najran Cement Co.(1)	326,900	796,678
National Agriculture Development Co.(1)	150,219	1,058,467
National Co. for Learning & Education	17,800	1,038,590
National Medical Care Co.	24,400	1,238,307
Riyad Bank	28,500	194,804
SABIC Agri-Nutrients Co.	15,900	480,900
Sahara International Petrochemical Co.	144,300	1,009,020

15
See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio
October 31, 2024
Portfolio of Investments — continued

Security	Shares	Value
Saudi Arabia (continued)
Saudi Arabian Mining Co.(1)	57,900	$ 866,811
Saudi Arabian Oil Co.(3)	170,110	1,221,910
Saudi Awwal Bank	20,600	185,427
Saudi Basic Industries Corp.	58,600	1,133,620
Saudi Electricity Co.	49,600	216,106
Saudi Industrial Investment Group	93,300	442,005
Saudi National Bank	59,100	519,544
Saudi Telecom Co.	198,200	2,224,447
Saudia Dairy & Foodstuff Co.	21,461	2,048,951
Savola Group(1)	202,382	1,385,250
Theeb Rent A Car Co.	155,307	3,214,423
United Electronics Co.	135,831	3,639,833
United International Transportation Co.	139,643	3,198,700
		$ 41,763,572
Slovenia — 2.2%
Nova Ljubljanska Banka DD(3)	72,121	$ 9,911,731
Nova Ljubljanska Banka DD GDR(4)	564,287	15,093,046
		$ 25,004,777
South Africa — 5.7%
Absa Group Ltd.	377,942	$ 3,622,059
Adcock Ingram Holdings Ltd.	12,800	50,212
AECI Ltd.	24,200	132,516
Afrimat Ltd.	25,600	96,673
Aspen Pharmacare Holdings Ltd.	165,486	1,681,180
AVI Ltd.	132,584	831,394
Barloworld Ltd.	62,905	296,270
Bid Corp. Ltd.	149,532	3,525,540
Bidvest Group Ltd.	147,586	2,388,256
Capitec Bank Holdings Ltd.	5,000	903,254
Clicks Group Ltd.	103,185	2,208,025
Coronation Fund Managers Ltd.	48,000	109,216
DataTec Ltd.	46,200	105,668
Dis-Chem Pharmacies Ltd.(3)	160,692	330,212
Discovery Ltd.	239,012	2,450,938
Equites Property Fund Ltd.	184,800	147,518
Exxaro Resources Ltd.	90,764	855,913
FirstRand Ltd.	290,700	1,277,247
Fortress Real Estate Investments Ltd., Class B	514,982	549,662
Foschini Group Ltd.	126,404	1,104,147
Gold Fields Ltd.	50,600	834,448
Grindrod Ltd.	136,100	108,867
Growthpoint Properties Ltd.	1,347,353	1,000,292
Harmony Gold Mining Co. Ltd.	33,900	367,794
Hosken Consolidated Investments Ltd.	8,800	92,658
Security	Shares	Value
South Africa (continued)
Hyprop Investments Ltd.	130,454	$ 308,914
Impala Platinum Holdings Ltd.(1)	56,300	371,610
Investec Ltd.	102,967	804,204
JSE Ltd.	19,800	140,765
Life Healthcare Group Holdings Ltd.	459,232	416,466
Momentum Group Ltd.	493,767	805,433
Motus Holdings Ltd.	51,184	342,755
Mr. Price Group Ltd.	139,698	2,037,751
MTN Group Ltd.	798,880	3,967,674
MultiChoice Group(1)	92,710	584,857
Naspers Ltd., Class N	9,900	2,339,840
Nedbank Group Ltd.	205,383	3,481,128
Netcare Ltd.	440,605	370,614
Ninety One Ltd.	55,500	118,532
Oceana Group Ltd.	20,900	80,727
Old Mutual Ltd.	2,227,254	1,537,473
Omnia Holdings Ltd.	37,800	144,239
OUTsurance Group Ltd.	398,701	1,364,817
Pepkor Holdings Ltd.(3)	1,144,448	1,485,577
Pick n Pay Stores Ltd.(1)	205,466	296,446
Remgro Ltd.	223,567	1,947,673
Resilient REIT Ltd.	106,204	337,019
Reunert Ltd.	38,300	174,992
Sanlam Ltd.	862,145	4,295,802
Santam Ltd.	14,663	309,393
Sappi Ltd.	220,983	594,535
Sasol Ltd.	217,871	1,224,548
Shoprite Holdings Ltd.	233,308	4,029,322
SPAR Group Ltd.(1)	72,821	525,700
Standard Bank Group Ltd.	77,000	1,060,099
Super Group Ltd.	77,200	98,355
Telkom SA SOC Ltd.(1)	63,500	97,952
Thungela Resources Ltd.	48,480	349,659
Tiger Brands Ltd.	62,145	836,744
Truworths International Ltd.	138,093	879,324
Vukile Property Fund Ltd.	356,831	377,272
Wilson Bayly Holmes-Ovcon Ltd.	12,200	148,872
Woolworths Holdings Ltd.	485,024	1,798,337
		$ 65,155,379
Spain — 0.0%(2)
AmRest Holdings SE(1)	48,544	$ 253,374
		$ 253,374
Taiwan — 5.9%
Accton Technology Corp.	23,000	$ 386,485

16
See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio
October 31, 2024
Portfolio of Investments — continued

Security	Shares	Value
Taiwan (continued)
Advantech Co. Ltd.	57,000	$ 558,604
Alchip Technologies Ltd.	4,000	247,773
ASE Technology Holding Co. Ltd.	154,000	726,233
Asustek Computer, Inc.	32,000	565,053
Cathay Financial Holding Co. Ltd.	442,000	933,479
Chailease Holding Co. Ltd.	70,776	331,429
China Steel Corp.	1,100,000	769,343
Chunghwa Telecom Co. Ltd.	175,000	664,289
Compal Electronics, Inc.	541,000	593,881
CTBC Financial Holding Co. Ltd.	749,000	830,322
Delta Electronics, Inc.	90,000	1,111,579
E Ink Holdings, Inc.	39,000	365,009
E.Sun Financial Holding Co. Ltd.	438,614	372,967
Evergreen Marine Corp. Taiwan Ltd.	122,000	773,005
First Financial Holding Co. Ltd.	776,400	653,772
Formosa Chemicals & Fibre Corp.	594,000	708,633
Formosa Plastics Corp.	406,000	595,399
Fubon Financial Holding Co. Ltd.	380,600	1,063,190
Gigabyte Technology Co. Ltd.	57,000	449,257
Hon Hai Precision Industry Co. Ltd.	583,000	3,736,869
Hotai Motor Co. Ltd.	38,000	764,752
Hua Nan Financial Holdings Co. Ltd.	414,540	326,884
KGI Financial Holding Co. Ltd.	739,000	380,788
Largan Precision Co. Ltd.	5,000	350,203
Lite-On Technology Corp.	248,000	777,429
MediaTek, Inc.	71,000	2,763,900
Mega Financial Holding Co. Ltd.	549,750	669,813
Nan Ya Plastics Corp.	502,000	646,790
Novatek Microelectronics Corp.	40,000	618,053
Pegatron Corp.	218,000	661,012
Quanta Computer, Inc.	126,000	1,144,249
Realtek Semiconductor Corp.	23,000	337,467
Shanghai Commercial & Savings Bank Ltd.	511,000	634,784
SinoPac Financial Holdings Co. Ltd.	498,400	353,803
Taishin Financial Holding Co. Ltd.	538,360	286,041
Taiwan Cooperative Financial Holding Co. Ltd.	491,490	384,282
Taiwan Mobile Co. Ltd.	85,000	299,579
Taiwan Semiconductor Manufacturing Co. Ltd.	1,136,000	35,624,371
TCC Group Holdings Co. Ltd.	311,000	308,953
Unimicron Technology Corp.	64,000	312,562
Uni-President Enterprises Corp.	221,000	618,888
United Microelectronics Corp.	520,000	750,228
Wistron Corp.	181,000	608,371
Wiwynn Corp.	10,000	568,524
Security	Shares	Value
Taiwan (continued)
Yageo Corp.	18,988	$ 322,956
Yuanta Financial Holding Co. Ltd.	481,120	482,547
		$ 67,433,800
United Arab Emirates — 7.4%
Abu Dhabi Commercial Bank PJSC	2,152,331	$ 5,231,718
Abu Dhabi Islamic Bank PJSC	990,227	3,394,179
Abu Dhabi National Oil Co. for Distribution PJSC	1,932,676	1,896,744
Agthia Group PJSC	2,220,832	4,593,052
Air Arabia PJSC	4,642,425	3,630,251
Al Ansari Financial Services PJSC	1,805,311	481,487
Al Waha Capital PJSC	6,168,401	2,476,458
Aldar Properties PJSC	4,332,652	8,980,741
Amanat Holdings PJSC	10,123,250	3,055,259
Americana Restaurants International PLC(5)	1,335,869	819,852
Americana Restaurants International PLC(5)	494,400	299,422
Deyaar Development PJSC	16,085,701	3,112,490
Dubai Electricity & Water Authority PJSC	1,988,024	1,346,910
Dubai Islamic Bank PJSC	1,955,614	3,323,121
Emaar Properties PJSC	5,225,625	12,355,147
Emirates NBD Bank PJSC	960,687	4,965,568
Emirates Telecommunications Group Co. PJSC	2,102,157	10,144,700
First Abu Dhabi Bank PJSC	2,746,705	9,815,817
Modon Holding PSC(1)	227,300	220,476
Multiply Group PJSC(1)	2,223,266	1,371,369
National Central Cooling Co. PJSC	689,840	609,095
Ras Al Khaimah Ceramics	3,875,806	2,635,963
Taaleem Holdings PJSC	29,300	33,158
		$ 84,792,977
United Kingdom — 0.1%
Anglogold Ashanti PLC	23,900	$ 666,789
Pepco Group NV(1)(4)	174,283	745,874
		$ 1,412,663
United States — 0.4%
Titan Cement International SA	136,364	$ 4,876,538
		$ 4,876,538
Vietnam — 6.7%
Airports Corp. of Vietnam JSC(1)	133,300	$ 622,207
Asia Commercial Bank JSC	1,247,750	1,338,550
Ba Ria - Vung Tau House Development JSC(1)	610,400	626,593
Bank for Investment & Development of Vietnam JSC(1)	309,300	582,831
Baominh Insurance Corp.	705,746	591,665
Binh Duong Water Environment Corp. JSC(1)	977,800	1,734,827

17
See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio
October 31, 2024
Portfolio of Investments — continued

Security	Shares	Value
Vietnam (continued)
Binh Minh Plastics JSC	123,700	$ 657,670
BINH SON Refining & Petrochemical Co. Ltd.	1,825,800	1,531,130
Century Land JSC(1)	520,000	143,897
Century Synthetic Fiber Corp.(1)	14,170	14,337
Dat Xanh Real Estate Services JSC(1)	592,200	135,041
Digiworld Corp.	1,384,240	2,349,757
Dong Hai JSC of Bentre	208,600	293,329
Duc Giang Chemicals JSC	712,600	3,156,422
FPT Corp.	1,644,655	8,804,533
FPT Digital Retail JSC(1)	469,760	3,223,147
Gelex Group JSC(1)	724,100	582,018
Gemadept Corp.	745,200	1,918,153
Hoa Phat Group JSC(1)	2,581,400	2,738,466
IDICO Corp. JSC	259,300	574,406
Khang Dien House Trading & Investment JSC(1)	1,415,480	1,869,926
Kinh Bac City Development Holding Corp.(1)	1,654,700	1,714,804
Masan Group Corp.(1)	871,300	2,634,819
Military Commercial Joint Stock Bank	1,280,000	1,351,390
Mobile World Investment Corp.	2,041,600	5,353,740
Novaland Investment Group Corp.(1)	7,524	3,121
PC1 Group JSC(1)	524,900	554,640
PetroVietNam Ca Mau Fertilizer JSC	400,200	592,428
PetroVietnam Drilling & Well Services JSC(1)	1,788,000	1,811,829
Petrovietnam Fertilizer & Chemicals JSC	427,300	582,348
PetroVietnam Gas JSC	207,500	577,678
PetroVietnam Technical Services Corp.(1)	1,216,800	1,823,219
Petrovietnam Transportation Corp.	543,700	603,296
Pha Lai Thermal Power JSC	36,660	17,811
Phat Dat Real Estate Development Corp.(1)	3,865	3,201
Phu Nhuan Jewelry JSC	854,566	3,418,402
Phuoc Hoa Rubber JSC(1)	258,900	582,800
Quang Ngai Sugar JSC	316,000	611,250
Quang Ninh Thermal Power JSC	53,040	29,164
Refrigeration Electrical Engineering Corp.	750,723	2,029,148
Sai Gon VRG Investment Corp.	527,500	1,543,991
Saigon Beer Alcohol Beverage Corp.	264,300	576,504
Saigon Thuong Tin Commercial JSB(1)	932,100	1,295,658
Sao Ta Foods JSC	402,800	727,043
SSI Securities Corp.	2,496,620	2,615,273
Thien Long Group Corp.	281,400	617,961
Thu Dau Mot Water JSC	1,800	3,597
Vietjet Aviation JSC(1)	144,200	597,776
Vietnam Dairy Products JSC	128,800	336,657
Vietnam Engine & Agricultural Machinery Corp.	241,100	432,034
Vietnam Joint Stock Commercial Bank for Industry & Trade(1)	2,038,900	2,869,275
Security	Shares	Value
Vietnam (continued)
Vietnam Technological & Commercial Joint Stock Bank	1,614,800	$ 1,520,886
Viettel Construction Joint Stock Corp.	412,600	2,060,739
Vincom Retail JSC(1)	2,112,600	1,489,031
Vinh Hoan Corp.	209,500	588,457
Vinhomes JSC(1)(3)	1,042,500	1,707,825
VNDirect Securities Corp.	990,875	567,000
		$ 77,333,700
Total Common Stocks (identified cost $922,358,536)		$1,045,702,516

Loan Participation Notes — 0.7%
Security	Principal Amount (000's omitted)		Value
Uzbekistan — 0.7%
Daryo Finance BV (borrower - Uzbek Industrial and Construction Bank ATB), 18.75%, 6/15/25(4)(6)(7)	UZS	24,256,095	$ 1,907,694
Europe Asia Investment Finance BV (borrower - Joint Stock Commercial Bank “Asaka”), 18.70%, 7/21/26(4)(6)(7)	UZS	81,043,560	6,338,260
Total Loan Participation Notes (identified cost $8,837,959)			$ 8,245,954

Rights — 0.1%
Security	Shares	Value
Vietnam — 0.1%
Gemadept Corp., Exp. 11/26/24(1)	745,200	$ 356,682
SSI Securities Corp., Exp. 11/7/24(1)	1,364,100	62,593
Total Rights (identified cost $243,617)		$ 419,275

Sovereign Government Bonds — 0.6%
Security	Principal Amount (000's omitted)		Value
Greece — 0.0%(2)
Hellenic Republic Government Bonds, 0.00%, GDP-Linked, 10/15/42	EUR	180,655	$ 510,919
			$ 510,919

18
See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio
October 31, 2024
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)		Value
Uzbekistan — 0.6%
National Bank of Uzbekistan, 19.875%, 7/5/27(4)	UZS	80,750,000	$ 6,399,690
			$ 6,399,690
Total Sovereign Government Bonds (identified cost $7,025,303)			$ 6,910,609

Short-Term Investments — 5.9%
Affiliated Fund — 4.4%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.78%(8)	50,579,542	$ 50,579,542
Total Affiliated Fund (identified cost $50,579,542)		$ 50,579,542

U.S. Treasury Obligations — 1.5%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bills:
0.00%, 11/7/24	$500	$ 499,612
0.00%, 11/21/24(9)	15,500	15,460,327
0.00%, 12/12/24	506	503,362
Total U.S. Treasury Obligations (identified cost $16,460,136)		$ 16,463,301
Total Short-Term Investments (identified cost $67,039,678)		$ 67,042,843

Total Purchased Options — 0.9% (identified cost $13,887,732)	$ 10,671,668
Total Investments — 99.5% (identified cost $1,019,392,825)	$1,138,992,865
Other Assets, Less Liabilities — 0.5%	$ 6,247,685
Net Assets — 100.0%	$1,145,240,550
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Non-income producing security.
(2)	Amount is less than 0.05%.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2024, the aggregate value of these securities is $35,200,966 or 3.1% of the Portfolio's net assets.
(4)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2024, the aggregate value of these securities is $30,883,665 or 2.7% of the Portfolio's net assets.
(5)	Securities are traded on separate exchanges for the same entity.
(6)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).
(7)	Limited recourse note whose payments by the issuer are limited to amounts received by the issuer from the borrower pursuant to a loan agreement with the borrower.
(8)	May be deemed to be an affiliated investment company (see Note 8). The rate shown is the annualized seven-day yield as of October 31, 2024.
(9)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.
Sector Classification of Portfolio
Sector	Percentage of Net Assets	Value
Financials	35.2%	$403,599,773
Consumer Discretionary	9.9	113,059,113
Industrials	8.0	91,738,766
Information Technology	7.3	83,560,659
Materials	5.6	63,985,493
Communication Services	5.3	60,830,817
Real Estate	5.1	57,740,071
Energy	5.0	57,558,725
Consumer Staples	4.8	55,391,970
Utilities	4.3	48,960,746
Health Care	1.6	17,941,612
Government	0.6	6,910,609
Short-Term Investments	5.9	67,042,843
Total	98.6%	$1,128,321,197

19
See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio
October 31, 2024
Portfolio of Investments — continued

Purchased Currency Options (OTC) — 0.0%(1)
Description	Counterparty	Notional Amount		Exercise Price		Expiration Date	Value
Put USD vs. Call INR	JPMorgan Chase Bank, N.A.	USD	22,600,000	INR	85.50	1/25/29	$124,865
Put USD vs. Call INR	JPMorgan Chase Bank, N.A.	USD	12,100,000	INR	85.50	1/25/29	66,852
Put USD vs. Call INR	JPMorgan Chase Bank, N.A.	USD	11,600,000	INR	85.50	1/30/29	64,276
Total							$255,993
(1)	Amount is less than 0.05%.
Purchased Call Options (Exchange-Traded) — 0.9%
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Hang Seng China Enterprises Index Futures 03/2025	6,610	HKD 2,400,788,355	HKD 8,200.00	3/21/25	$10,415,675
Total					$10,415,675
Forward Foreign Currency Exchange Contracts (Centrally Cleared)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
EUR	1,296,988	USD	1,437,460	12/18/24	$ (24,025)
EUR	7,600,000	USD	8,438,888	12/18/24	(156,536)
INR	2,080,000,000	USD	24,673,784	12/18/24	21,742
INR	2,080,000,000	USD	24,674,955	12/18/24	20,571
INR	2,492,000,000	USD	29,569,861	12/18/24	17,280
INR	1,508,000,000	USD	17,889,555	12/18/24	14,702
KRW	11,240,000,000	USD	8,404,304	12/18/24	(215,143)
KRW	20,034,000,000	USD	15,028,468	12/18/24	(432,237)
KRW	20,035,000,000	USD	15,036,388	12/18/24	(439,427)
KRW	27,247,000,000	USD	20,418,915	12/18/24	(567,486)
KRW	29,633,000,000	USD	22,168,774	12/18/24	(578,970)
KRW	58,811,000,000	USD	44,145,310	12/18/24	(1,297,203)
TWD	809,000,000	USD	25,428,257	12/18/24	16,953
TWD	377,000,000	USD	11,851,329	12/18/24	6,327
TWD	438,000,000	USD	13,788,327	12/18/24	(12,058)
TWD	854,145,000	USD	26,888,231	12/18/24	(23,090)
TWD	209,000,000	USD	6,601,390	12/18/24	(27,782)
TWD	294,000,000	USD	9,280,303	12/18/24	(33,218)
TWD	346,941,000	USD	10,955,985	12/18/24	(43,765)
TWD	293,000,000	USD	9,264,236	12/18/24	(48,604)
TWD	804,855,000	USD	25,372,939	12/18/24	(58,100)
TWD	439,136,560	USD	13,896,727	12/18/24	(84,709)
TWD	330,232,880	USD	10,478,926	12/18/24	(92,220)
TWD	517,069,200	USD	16,393,090	12/18/24	(129,883)
20
See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio
October 31, 2024
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (Centrally Cleared) (continued)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
TWD	536,148,892	USD	17,215,545	12/18/24	$ (352,231)
USD	157,702,985	EUR	142,291,851	12/18/24	2,635,718
USD	25,144,279	EUR	22,687,117	12/18/24	420,241
USD	4,597,346	EUR	4,148,082	12/18/24	76,836
USD	3,966,576	EUR	3,578,952	12/18/24	66,294
USD	2,342,671	EUR	2,113,739	12/18/24	39,153
USD	2,338,927	EUR	2,110,361	12/18/24	39,091
USD	1,717,875	EUR	1,550,000	12/18/24	28,711
USD	9,663,924	KRW	12,868,000,000	12/18/24	288,647
USD	12,441,283	KRW	16,710,000,000	12/18/24	266,828
USD	10,571,609	KRW	14,213,000,000	12/18/24	216,401
USD	9,292,095	KRW	12,483,000,000	12/18/24	197,318
USD	9,289,036	KRW	12,484,000,000	12/18/24	193,531
USD	8,757,388	KRW	11,768,000,000	12/18/24	183,541
USD	5,857,541	KRW	7,874,000,000	12/18/24	120,758
USD	15,321,551	PHP	858,014,507	12/18/24	602,861
USD	14,092,900	PHP	787,633,861	12/18/24	581,545
USD	4,658,905	PHP	261,886,363	12/18/24	166,412
					$1,604,774
Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
ZAR	124,726,986	USD	7,065,764	Bank of America, N.A.	11/5/24	$ 8,347	$ —
ZAR	130,331,850	USD	7,385,035	JPMorgan Chase Bank, N.A.	11/5/24	6,965	—
USD	1,337,555	EUR	1,234,307	BNP Paribas	11/8/24	—	(5,292)
EGP	501,000,000	USD	10,000,000	Goldman Sachs International	1/6/25	—	(69,474)
USD	1,066,246	ARS	1,266,700,000	Bank of America, N.A.	3/3/25	—	(68,815)
EGP	1,560,000,000	USD	30,000,000	Citibank, N.A.	4/2/25	—	(348,782)
USD	1,316,852	ARS	1,613,144,000	Goldman Sachs International	4/3/25	—	(92,438)
USD	2,132,461	ARS	2,608,000,000	Goldman Sachs International	4/3/25	—	(145,964)
USD	2,132,461	ARS	2,608,000,000	Goldman Sachs International	4/3/25	—	(145,964)
EGP	496,000,000	USD	9,460,233	Standard Chartered Bank	4/7/25	—	(54,021)
USD	2,135,479	ARS	2,985,400,000	Goldman Sachs International	8/26/25	—	(208,509)
USD	2,120,353	ARS	2,985,456,000	Goldman Sachs International	8/26/25	—	(223,680)
						$15,312	$(1,362,939)
21
See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio
October 31, 2024
Portfolio of Investments — continued

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Equity Futures
FTSE Taiwan Index	1,111	Long	11/28/24	$82,398,910	$(4,635,714)
SET50 Index	10,331	Long	12/27/24	57,384,580	1,524,687
					$(3,111,027)
Abbreviations:
ADR	– American Depositary Receipt
FTSE	– Financial Times Stock Exchange
GDP	– Gross Domestic Product
GDR	– Global Depositary Receipt
OTC	– Over-the-counter
Currency Abbreviations:
ARS	– Argentine Peso
EGP	– Egyptian Pound
EUR	– Euro
HKD	– Hong Kong Dollar
INR	– Indian Rupee
KRW	– South Korean Won
PHP	– Philippine Peso
TWD	– New Taiwan Dollar
USD	– United States Dollar
UZS	– Uzbekistani Som
ZAR	– South African Rand
22
See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio
October 31, 2024
Statement of Assets and Liabilities

October 31, 2024
Assets
Unaffiliated investments, at value (identified cost $968,813,283)	$1,088,413,323
Affiliated investments, at value (identified cost $50,579,542)	50,579,542
Deposits for derivatives collateral:
Futures contracts	6,118,135
Centrally cleared derivatives	17,894,999
OTC derivatives	230,000
Foreign currency, at value (identified cost $11,358,124)	11,147,123
Interest and dividends receivable	3,444,050
Dividends receivable from affiliated investments	192,498
Receivable for investments sold	2,527,131
Securities lending income receivable	8,617
Receivable for open forward foreign currency exchange contracts	15,312
Tax reclaims receivable	5,334
Trustees' deferred compensation plan	16,010
Total assets	$1,180,592,074
Liabilities
Cash collateral due to brokers	$230,000
Payable for investments purchased	26,090,957
Payable for variation margin on open futures contracts	1,976,330
Payable for variation margin on open centrally cleared derivatives	45,758
Payable for open forward foreign currency exchange contracts	1,362,939
Due to custodian	456,139
Payable to affiliates:
Investment adviser fee	943,844
Trustees' fees	5,135
Trustees' deferred compensation plan	16,010
Accrued foreign capital gains taxes	3,481,004
Accrued expenses	743,408
Total liabilities	$35,351,524
Net Assets applicable to investors' interest in Portfolio	$1,145,240,550
23
See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio
October 31, 2024
Statement of Operations

Year Ended
October 31, 2024
Investment Income
Dividend income (net of foreign taxes withheld of $3,116,741)	$28,025,159
Dividend income from affiliated investments	1,370,215
Interest income (net of foreign taxes withheld of $251)	3,263,790
Securities lending income, net	9,286
Total investment income	$32,668,450
Expenses
Investment adviser fee	$8,072,681
Trustees’ fees and expenses	51,369
Custodian fee	996,944
Legal and accounting services	140,774
Miscellaneous	70,960
Total expenses	$9,332,728
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$38,818
Total expense reductions	$38,818
Net expenses	$9,293,910
Net investment income	$23,374,540
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions (net of foreign capital gains taxes of $1,187)	$8,411,432
Written options	(2,267,365)
Futures contracts	4,386,715
Swap contracts	1,049,130
Foreign currency transactions	(991,315)
Forward foreign currency exchange contracts	(1,763,539)
Net realized gain	$8,825,058
Change in unrealized appreciation (depreciation):
Investments (including net increase in accrued foreign capital gains taxes of $3,430,106)	$87,529,504
Futures contracts	(2,381,256)
Swap contracts	2,227,335
Foreign currency	(352,873)
Forward foreign currency exchange contracts	(975,842)
Net change in unrealized appreciation (depreciation)	$86,046,868
Net realized and unrealized gain	$94,871,926
Net increase in net assets from operations	$118,246,466
24
See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio
October 31, 2024
Statements of Changes in Net Assets

	Year Ended October 31,
	2024	2023
Increase (Decrease) in Net Assets
From operations:
Net investment income	$23,374,540	$5,896,052
Net realized gain (loss)	8,825,058	(7,880,442)
Net change in unrealized appreciation (depreciation)	86,046,868	22,518,767
Net increase in net assets from operations	$118,246,466	$20,534,377
Capital transactions:
Contributions	$688,948,624	$190,449,338
Withdrawals	(38,364,598)	(18,206,673)
Net increase in net assets from capital transactions	$650,584,026	$172,242,665
Net increase in net assets	$768,830,492	$192,777,042
Net Assets
At beginning of year	$376,410,058	$183,633,016
At end of year	$1,145,240,550	$376,410,058
25
See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio
October 31, 2024
Financial Highlights

	Year Ended October 31,
	2024	2023	2022	2021	2020
Ratios/Supplemental Data
Ratios (as a percentage of average daily net assets):(1)
Total expenses	1.12%	1.20%	1.26%	1.24%	1.28%
Net expenses	1.12%(2)	1.15%(2)	1.26%(2)	1.24%	1.28%
Net investment income	2.82%	2.30%	2.17%	1.04%	0.84%
Portfolio Turnover	65%	69%	67%	70%	44%
Total Return	24.31%	16.11%	(16.87)%	35.70%	(2.84)%
Net assets, end of year (000’s omitted)	$1,145,241	$376,410	$183,633	$190,503	$145,694
(1)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
(2)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2024, 2023 and 2022).
26
See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio
October 31, 2024
Notes to Financial Statements

1  Significant Accounting Policies
Global Macro Capital Opportunities Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2024, Eaton Vance Emerging and Frontier Countries Equity Fund held an interest of approximately 100% in the Portfolio.
The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Derivatives.U.S. exchange-traded options are valued at the mean between the bid and ask prices at valuation time as reported by the Options Price Reporting Authority. Non-U.S. exchange-traded options and over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.
Foreign Securities, Futures Contracts and Currencies. Foreign securities, futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Foreign ownership of shares of certain Indian companies may be subject to limitations. When foreign ownership of such an Indian company’s shares approaches the limitation, foreign investors may be willing to pay a premium to the local share price to acquire shares from other foreign investors. Such shares are valued at the closing price for foreign investors as provided by the exchange on which they trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign futures contracts that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities and foreign futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign futures contracts.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Portfolio’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities,
27

Global Macro Capital Opportunities Portfolio
October 31, 2024
Notes to Financial Statements — continued

quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.
D  Federal and Other Taxes—The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.
In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.
As of October 31, 2024, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
F  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
G  Indemnifications—Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.
H  Futures Contracts—Upon entering into a futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.
I   Forward Foreign Currency Exchange Contracts—The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Portfolio and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the
28

Global Macro Capital Opportunities Portfolio
October 31, 2024
Notes to Financial Statements — continued

daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.
J  Purchased Options—Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.
K  Written Options—Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. The Portfolio, as a writer of an option, may have no control over whether the underlying instrument may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the instrument underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.
L  Total Return Swaps—In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.
2  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Portfolio. The investment adviser fee is computed at an annual rate as a percentage of the Portfolio’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	1.000%
$500 million but less than $1 billion	0.950%
$1 billion but less than $2.5 billion	0.925%
$2.5 billion but less than $5 billion	0.900%
$5 billion and over	0.880%
For the year ended October 31, 2024, the Portfolio’s investment adviser fee amounted to $8,072,681 or 0.98% of the Portfolio’s average daily net assets. Pursuant to an investment sub-advisory agreement, BMR has delegated a portion of the investment management of the Portfolio to Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of BMR and an indirect, wholly-owned subsidiary of Morgan Stanley. BMR pays EVAIL a portion of its investment adviser fee for sub-advisory services provided to the Portfolio.
The Portfolio may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Portfolio is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Fund. For the year ended October 31, 2024, the investment adviser fee paid was reduced by $38,818 relating to the Portfolio’s investment in the Liquidity Fund.
During the year ended October 31, 2024, BMR reimbursed the Portfolio $23,837 for a net realized loss due to a trading error. The amount of the reimbursement had no significant impact on total return.
Trustees and officers of the Portfolio who are members of BMR’s organization receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Portfolio are officers of the above organization.
29

Global Macro Capital Opportunities Portfolio
October 31, 2024
Notes to Financial Statements — continued

3  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations, aggregated $1,132,285,745 and $501,515,027, respectively, for the year ended October 31, 2024.
4  Federal Income Tax Basis of Investments
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2024, as determined on a federal income tax basis, were as follows:
Aggregate cost	$1,017,401,784
Gross unrealized appreciation	$132,138,131
Gross unrealized depreciation	(24,329,745)
Net unrealized appreciation	$107,808,386
5  Financial Instruments
The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, forward foreign currency exchange contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2024 is included in the Portfolio of Investments. At October 31, 2024, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.
In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:
Equity Price Risk: During the year ended October 31, 2024, the Portfolio entered into equity index futures contracts, equity index options and total return swaps to enhance total return, to manage certain investment risks and/or as a substitute for the purchase of securities.
Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts and currency options to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.
The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2024, the fair value of derivatives with credit-related contingent features in a net liability position was $1,362,939. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $907,072 at October 31, 2024.
The OTC derivatives in which the Portfolio invests (except for written options as the Portfolio, not the counterparty, is obligated to perform) are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.
The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The
30

Global Macro Capital Opportunities Portfolio
October 31, 2024
Notes to Financial Statements — continued

portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2024 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2024.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2024 was as follows:
	Fair Value
Statement of Assets and Liabilities Caption	Equity Price	Foreign Exchange	Total
Unaffiliated investments, at value	$10,415,675	$255,993	$10,671,668
Not applicable	1,524,687*	6,221,461*	7,746,148
Receivable for open forward foreign currency exchange contracts	—	15,312	15,312
Total Asset Derivatives	$11,940,362	$6,492,766	$18,433,128
Derivatives not subject to master netting or similar agreements	$11,940,362	$6,221,461	$18,161,823
Total Asset Derivatives subject to master netting or similar agreements	$ —	$271,305	$271,305
Not applicable	$(4,635,714)*	$(4,616,687)*	$(9,252,401)
Payable for open forward foreign currency exchange contracts	—	(1,362,939)	(1,362,939)
Total Liability Derivatives	$(4,635,714)	$(5,979,626)	$(10,615,340)
Derivatives not subject to master netting or similar agreements	$(4,635,714)	$(4,616,687)	$(9,252,401)
Total Liability Derivatives subject to master netting or similar agreements	$ —	$(1,362,939)	$(1,362,939)
*	Only the current day’s variation margin on open futures contracts and centrally cleared derivatives is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts and centrally cleared derivatives, as applicable.
The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of October 31, 2024.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
Bank of America, N.A.	$8,347	$(8,347)	$ —	$ —	$ —
JPMorgan Chase Bank, N.A.	262,958	—	—	(230,000)	32,958
	$271,305	$(8,347)	$—	$(230,000)	$32,958
31

Global Macro Capital Opportunities Portfolio
October 31, 2024
Notes to Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)
Bank of America, N.A.	$(68,815)	$8,347	$16,956	$ —	$(43,512)
BNP Paribas	(5,292)	—	—	—	(5,292)
Citibank, N.A.	(348,782)	—	122,087	—	(226,695)
Goldman Sachs International	(886,029)	—	768,029	—	(118,000)
Standard Chartered Bank	(54,021)	—	—	—	(54,021)
	$(1,362,939)	$8,347	$907,072	$ —	$(447,520)
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2024 was as follows:
Statement of Operations Caption	Equity Price	Foreign Exchange	Total
Net realized gain (loss):
Investment transactions	$3,159,415(1)	$ —	$3,159,415
Written options	(2,267,365)	—	(2,267,365)
Futures contracts	4,386,715	—	4,386,715
Swap contracts	1,049,130	—	1,049,130
Forward foreign currency exchange contracts	—	(1,763,539)	(1,763,539)
Total	$6,327,895	$(1,763,539)	$4,564,356
Change in unrealized appreciation (depreciation):
Investments	$(3,086,497)(1)	$(129,567)(1)	$(3,216,064)
Futures contracts	(2,381,256)	—	(2,381,256)
Swap contracts	2,227,335	—	2,227,335
Forward foreign currency exchange contracts	—	(975,842)	(975,842)
Total	$(3,240,418)	$(1,105,409)	$(4,345,827)
(1)	Relates to purchased options.
The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2024, which are indicative of the volume of these derivative types, were approximately as follows:
Futures Contracts — Long	Forward Foreign Currency Exchange Contracts*	Swap Contracts
$59,825,000	$406,145,000	$33,948,000
*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.
32

Global Macro Capital Opportunities Portfolio
October 31, 2024
Notes to Financial Statements — continued

The average numbers of purchased and written equity index options contracts outstanding during the year ended October 31, 2024, which are indicative of the volume of these derivative types, were 890 and 382 contracts, respectively. The average principal amount of purchased currency options contracts outstanding during the year ended October 31, 2024, which is indicative of the volume of this derivative type, was approximately $35,615,000.
6  Line of Credit
The Portfolio participates with other portfolios and funds managed by BMR and its affiliates in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 21, 2025. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings generally at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2024, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2024.
7  Securities Lending Agreement
The Portfolio has established a securities lending agreement with State Street Bank and Trust Company (SSBT) as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Portfolio on the next business day. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund registered under the 1940 Act. The Portfolio earns interest on the amount invested but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. For security loans secured by non-cash collateral, the Portfolio earns a negotiated lending fee from the borrower. A portion of the income earned by the Portfolio from its investment of cash collateral, net of rebate fees, and lending fees received is allocated to SSBT for its services as lending agent and the portion allocated to the Portfolio is presented as securities lending income, net on the Statement of Operations. Non-cash collateral is held by the lending agent on behalf of the Portfolio and cannot be sold or re-pledged by the Portfolio; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The Portfolio is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Portfolio in the event of default by a borrower with respect to a loan. The Portfolio bears the risk of loss with respect to the investment of cash collateral.
The Portfolio did not have any securities on loan at October 31, 2024.
8  Affiliated Investments
At October 31, 2024, the value of the Portfolio's investment in funds that may be deemed to be affiliated was $50,579,542, which represents 4.4% of the Portfolio's net assets. Transactions in such investments by the Portfolio for the year ended October 31, 2024 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$28,891,215	$805,676,985	$(783,988,658)	$ —	$ —	$50,579,542	$1,370,215	50,579,542
9  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
33

Global Macro Capital Opportunities Portfolio
October 31, 2024
Notes to Financial Statements — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At October 31, 2024, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks:
Africa	$ 17,541,761	$ 68,917,024	$ —	$ 86,458,785
Asia	4,141,516	418,181,227	—	422,322,743
Developed Europe	1,325,685	7,002,558	—	8,328,243
Emerging Europe	32,280,020	304,376,802	—	336,656,822
Latin America	60,502,836	—	—	60,502,836
Middle East	—	126,556,549	—	126,556,549
North America	—	4,876,538	—	4,876,538
Total Common Stocks	$115,791,818	$929,910,698*	$ —	$1,045,702,516
Loan Participation Notes	$ —	$ —	$8,245,954	$ 8,245,954
Rights	—	419,275	—	419,275
Sovereign Government Bonds	—	6,910,609	—	6,910,609
Short-Term Investments:
Affiliated Fund	50,579,542	—	—	50,579,542
U.S. Treasury Obligations	—	16,463,301	—	16,463,301
Purchased Currency Options	—	255,993	—	255,993
Purchased Call Options	10,415,675	—	—	10,415,675
Total Investments	$176,787,035	$ 953,959,876	$8,245,954	$1,138,992,865
Forward Foreign Currency Exchange Contracts	$ —	$ 6,236,773	$ —	$ 6,236,773
Futures Contracts	1,524,687	—	—	1,524,687
Total	$178,311,722	$ 960,196,649	$8,245,954	$1,146,754,325
Liability Description
Forward Foreign Currency Exchange Contracts	$ —	$ (5,979,626)	$ —	$ (5,979,626)
Futures Contracts	—	(4,635,714)	—	(4,635,714)
Total	$ —	$ (10,615,340)	$ —	$ (10,615,340)
*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
34

Global Macro Capital Opportunities Portfolio
October 31, 2024
Notes to Financial Statements — continued

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
Loan Participation Notes
Balance as of October 31, 2023	$10,052,327
Realized gains (losses)	(204,651)
Change in net unrealized appreciation (depreciation)	135,728
Cost of purchases	—
Proceeds from sales, including return of capital	(1,922,828)
Accrued discount (premium)	185,378
Transfers to Level 3	—
Transfers from Level 3	—
Balance as of October 31, 2024	$8,245,954
Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2024	$6,460
The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 investments held as of October 31, 2024:
Type of Investment	Fair Value as of October 31, 2024	Valuation Technique	Unobservable Input	Range of Unobservable Input	Impact to Valuation from an Increase to Input*
Loan Participation Notes	$8,245,954	Matrix Pricing	Adjusted Credit Spread to the Central Bank of Uzbekistan Quoted Policy Rate	5.10% - 6.10%**	Decrease
*	Represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.
**	The weighted average of the unobservable input is 5.87% based on relative principal amounts.
10  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country, and by acts of terrorism and war. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
Emerging market securities often involve greater risks than developed market securities. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain economic sectors. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. Governmental actions can have a significant effect on the economic conditions in emerging market countries. It may be more difficult to make a claim or obtain a judgment in the courts of these countries than it is in the United States. The possibility of fraud, negligence, undue influence being exerted by an issuer or refusal to recognize ownership exists in some emerging markets. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. Emerging market securities are also subject to speculative trading, which contributes to their volatility.
Frontier markets are among the smallest and least mature investment markets. Frontier market countries may have greater political or economic instability and may also be subject to trade barriers, adjustments in currency values and developing or changing securities laws and other regulations. Investments in frontier market countries generally are less liquid and subject to greater price volatility than investments in developed markets or emerging markets.
35

Global Macro Capital Opportunities Portfolio
October 31, 2024
Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Macro Capital Opportunities Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Global Macro Capital Opportunities Portfolio (the “Portfolio"), including the portfolio of investments, as of October 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 18, 2024
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
36

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2024
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 6, 2024, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised of all of the Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings held between April and June 2024, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios, and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other funds, collective investment trusts and institutional accounts) with the same or substantially similar investment objective as the fund and with a significant overlap in holdings based on criteria set by the Board, if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used by the adviser to determine the value of fund assets, including, when necessary, the determination of “fair value” by the adviser in its role as each funds’ valuation designee and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
1    Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report. Eaton Vance Management and Boston Management and Research are referred to collectively as the “adviser.”
37

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other funds and investment accounts, as applicable;
•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The personal trading codes of ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, including descriptions of their various compliance programs and their record of compliance and remediation;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund;
• A description of the adviser’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost, and character of the administrative and other non-investment advisory services provided by the adviser and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule), and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates, and other relevant matters;
• The risks that the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 6, 2024 meeting, the Board and its committees received information from portfolio managers and other investment professionals of the adviser and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Board and its committees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the funds, and received and participated in reports and presentations provided by the adviser and sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular video or telephone conferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Kirkland & Ellis LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Emerging and Frontier Countries Equity Fund (the “Fund”) and Eaton Vance Management (“EVM”), as well as the investment advisory agreement between Global Macro Capital
38

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

Opportunities Portfolio (the “Portfolio”), the portfolio in which the Fund invests, and Boston Management and Research (“BMR”) (EVM, with respect to the Fund, and BMR, with respect to the Portfolio, are each referred to herein as the “Adviser”), and the sub-advisory agreement between EVM and Eaton Vance Advisers International Ltd. (the “Sub-adviser”), an affiliate of the Advisers, with respect to the Fund, and the sub-advisory agreement between BMR and the Sub-adviser, with respect to the Portfolio, including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund and the investment advisory agreement for the Portfolio (together, the “investment advisory agreements”) and the sub-advisory agreements for the Fund and the Portfolio (together, the “sub-advisory agreements”).
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreements and sub-advisory agreements for the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Fund and the Portfolio by the applicable Adviser and the Sub-adviser, respectively.
The Board considered each Adviser’s and the Sub-adviser’s management capabilities and investment processes in light of the types of investments held by the Fund and the Portfolio, including the education and experience of the investment professionals who provide services to the Fund and the Portfolio, including recent changes to such personnel. In this regard, the Board considered each Adviser’s responsibilities with respect to oversight of the Sub-adviser. In particular, the Board considered the abilities and experience of each Adviser’s and the Sub-adviser’s investment professionals in investing in equity securities traded in developed, emerging, frontier, and off-index markets. The Board considered the international investment capabilities of the Sub-adviser, which is based in London, and the benefits to the Fund and the Portfolio of having portfolio management services involving investments in international equities provided by investment professionals located abroad. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of each Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund and the Portfolio, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund and the Portfolio, including the provision of administrative services. The Board also considered the business-related and other risks to which each Adviser or its affiliates may be subject in managing the Fund and the Portfolio.
The Board noted that, under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it would receive a fee, or in the Portfolio, for which it receives no separate fee but for which BMR receives an advisory fee from the Portfolio.
The Board considered the compliance programs of each Adviser and relevant affiliates thereof, including the Sub-adviser. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, compliance with policies and procedures, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered relevant examinations of each Adviser and its affiliates by regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by each Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the applicable investment advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices. The Board’s review included comparative performance data with respect to the Fund for the one-, three- and five-year periods ended December 31, 2023. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its primary, secondary and custom benchmark indexes for the three-year period. The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Fund and by the Portfolio for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2023, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by each Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
39

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2024
Board of Trustees’ Contract Approval — continued

Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by each Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by each Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by each Adviser and its affiliates, including the Sub-adviser, are not excessive.
The Board also considered direct or indirect fall-out benefits received by each Adviser and its affiliates, including the Sub-adviser, in connection with their respective relationships with the Fund and the Portfolio, including the benefits of research services that may be available to each Adviser or the Sub-adviser as a result of securities transactions effected for the Fund and the Portfolio and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the applicable Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. To assist in the evaluation of the sharing of any economies of scale, the Board received data showing for recent years, asset levels, Adviser profitability and total expense ratios. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fees, which include breakpoints at several asset levels, will allow the Fund and the Portfolio to continue to benefit from any economies of scale in the future.
40

EACOX-NCSR    10.31.24

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

The information is disclosed as part of the Financial Statements included in Item 7 of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

The information is included in Item 7 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 16. Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the registrant’s internal control over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Principal Financial Officer’s Section 302 certification.

(a)(2)(ii)	Principal Executive Officer’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Mutual Funds Trust

By:	/s/ Kenneth A. Topping
Kenneth A. Topping
Principal Executive Officer

Date:	December 23, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Principal Financial Officer

Date:	December 23, 2024

By:	/s/ Kenneth A. Topping
Kenneth A. Topping
Principal Executive Officer

Date:	December 23, 2024